UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

Check the appropriate box:
☐  Preliminary Information Statement
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☑  Definitive Information Statement

AMERICAN INTERNATIONAL GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Information Statement, if Other Than the Registrant(s))

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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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NOTICE OF SHAREHOLDER ACTION TAKEN PURSUANT TO WRITTEN CONSENT

American International Group, Inc.
180 Maiden Lane
New York, New York 10038

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

This Notice and the accompanying Information Statement are being furnished to inform the shareholders of record as of the close of business on December 7, 2010 (the “Record Date”) of American International Group, Inc., a Delaware corporation (“AIG”), of the following corporate actions (collectively, the “Issuance”), which are subject to the closing of the Recapitalization (as defined and described in the accompanying Information Statement) (the “Closing”):

•	The issuance of shares of AIG’s common stock, par value $2.50 per share (“AIG Common Stock”), as follows: (i) 562,868,096 shares of AIG Common Stock to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”) in exchange for all the outstanding shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, (ii) 924,546,133 shares of AIG Common Stock to the United States Department of the Treasury (the “Treasury Department”) in exchange for all the outstanding shares of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, and (iii) 167,623,733 shares of AIG Common Stock to the Treasury Department as partial consideration in exchange for the outstanding shares of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share.

•	The issuance of 20,000 shares of a new series of AIG’s preferred stock designated as “Series G Cumulative Mandatory Convertible Preferred Stock” to the Treasury Department as partial consideration in exchange for the outstanding shares of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share.

On the Record Date, the Board of Directors of AIG approved the Issuance. Also on the Record Date, the Trust, as holder of a majority of the voting power of AIG’s shareholders as of the Record Date, approved the Issuance, subject to the occurrence of the Closing, by written consent in lieu of a special meeting of shareholders.

This Notice and the accompanying Information Statement are first being mailed or transmitted to AIG’s shareholders on or about December 10, 2010. The Issuance will occur on or about the later of (i) December 30, 2010, which is 20 days after this Notice and Information Statement are first mailed or transmitted to shareholders, and (ii) the Closing.

This Notice and the accompanying Information Statement constitute notice of corporate action without a meeting by less than unanimous consent of AIG’s shareholders pursuant to Section 228(e) of the Delaware General Corporation Law and Section 1.11 of AIG’s by-laws. No action is required on your part in connection with this document and no meeting of AIG’s shareholders will be held nor will proxies be solicited. The accompanying Information Statement is for information purposes only. We are not asking you for a proxy, and you are requested not to send us a proxy. However, AIG urges you to read the Information Statement in its entirety for a more complete description of the action taken by AIG’s shareholders.

By Order of the Board of Directors

JEFFREY A. WELIKSON
Secretary

Date: December 10, 2010

American International Group, Inc.
180 Maiden Lane
New York, New York 10038

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF AIG’S SHAREHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

General

This Information Statement is being furnished by American International Group, Inc. (“AIG”) to inform the shareholders of record as of the close of business on December 7, 2010 (the “Record Date”) that on the Record Date, the Board of Directors of AIG (the “Board”) approved, and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), as holder of a majority of the voting power of AIG’s shareholders as of the Record Date, approved by written consent (the “Written Consent”), the following corporate actions (collectively, the “Issuance”), subject to the Closing (as defined below):

•	The issuance of shares of AIG’s common stock, par value $2.50 per share (“AIG Common Stock”), as follows: (i) 562,868,096 shares of AIG Common Stock to the Trust in exchange for all the outstanding shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the “Series C Preferred Stock”), (ii) 924,546,133 shares of AIG Common Stock to the United States Department of the Treasury (the “Treasury Department”) in exchange for all the outstanding shares of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the “Series E Preferred Stock”), and (iii) 167,623,733 shares of AIG Common Stock to the Treasury Department as partial consideration in exchange for the outstanding shares of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the “Series F Preferred Stock”).

•	The issuance of 20,000 shares of a new series of AIG’s preferred stock designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) to the Treasury Department as partial consideration in exchange for the outstanding shares of the Series F Preferred Stock.

This Information Statement is being provided pursuant to the requirements under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to holders of AIG Common Stock entitled to vote or give an authorization or consent to vote in regard to the matters acted upon by the Written Consent.

A copy of the Written Consent executed by the Trust is attached hereto as Appendix A. The several Appendices and Annexes attached hereto form a part of this Information Statement for all purposes.

This Information Statement is first being mailed or transmitted on or about December 10, 2010 to AIG’s shareholders of record as of the Record Date. AIG anticipates that the Issuance and the closing of the Recapitalization (as defined below) (the “Closing”) will occur on or about December 31, 2010 or on such date thereafter when all conditions to the Closing have been satisfied or waived.

Reason for the Written Consent

Summary of the Corporate Actions

On September 30, 2010, AIG entered into an agreement in principle (the “Agreement in Principle”) with the Treasury Department, the Federal Reserve Bank of New York (the “FRBNY”) and the Trust regarding a series of integrated transactions (the “Recapitalization”) to recapitalize AIG, including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008 (as amended, the “Credit Agreement”), with the FRBNY. The Agreement in Principle was superseded by (i) the Master Transaction Agreement, dated as of December 8, 2010 (the “Master Transaction Agreement”), among AIG, ALICO Holdings LLC, AIA Aurora LLC, the FRBNY, the Treasury Department and the Trust, (ii) the Amended and Restated Purchase Agreement, which will be executed and delivered at or prior to the Closing (the “Amended SPA”), among AIG, the Treasury Department and the FRBNY and (iii) the Registration Rights Agreement, which will be executed and delivered at or prior to the Closing (the “Registration Rights Agreement”), between AIG and the Treasury Department (the Master Transaction Agreement, the Amended SPA and the Registration Rights Agreement are referred to herein as the “Definitive Agreements”). The Master Transaction Agreement is attached hereto as Appendix B-1, the Amended SPA, substantially in the form in which it will be executed at or prior to the Closing, is attached hereto as Appendix B-2, and the Registration Rights Agreement, substantially in the form in which it will be executed at or prior to the Closing, is attached hereto as Appendix B-3.

The purposes of the Recapitalization are to facilitate the full repayment to the FRBNY and the Treasury Department of the financial assistance provided to AIG by the FRBNY and the Treasury Department since September 2008 and to promote AIG’s transition from a majority government owned and supported entity to a financially sound and independent entity.

Action by Written Consent

On the Record Date, the Trust, which was established for the sole benefit of the United States Treasury, was the record holder of all 100,000 outstanding shares of the Series C Preferred Stock, which, as of that date, were entitled to approximately 79.75 percent of the voting power of AIG’s shareholders entitled to vote on any particular matter. On the Record Date, the Trust delivered to AIG the executed Written Consent approving the Issuance, subject to the Closing.

Voting and Vote Required

AIG is not seeking a consent, authorization or proxy from you regarding the Issuance. Section 228 of the Delaware General Corporation Law (the “DGCL”) and Section 1.11 of AIG’s by-laws permits shareholder action that may be taken at an annual or special meeting of shareholders to be taken instead by written consent signed by holders of outstanding shares having not less than the number of votes necessary to take such action at a meeting.

Pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, approval of the Issuance by the holders of shares of AIG Common Stock and Series C Preferred Stock, as of the Record Date, voting together as a single class, is required prior to the Issuance. As described below, because the Trust, as the sole holder of the Series C Preferred Stock, holds a majority of the voting power of AIG’s shareholders, the Written Consent is sufficient to approve the Issuance and satisfy Section 312.03.

As of the Record Date, there were 140,029,615 shares of AIG Common Stock outstanding and entitled to vote, held by 44,862 shareholders of record, and 100,000 shares of Series C Preferred Stock outstanding and entitled to vote, held by the trustees of the Trust. Each share of AIG Common Stock is entitled to one vote. Each share of the Series C Preferred Stock is entitled to approximately 5,515.1817 votes (551,518,174 in the aggregate). On the Record Date, the Trust, as the sole holder of the Series C Preferred Stock, was entitled to 79.75 percent of the voting power of AIG’s shareholders entitled to vote on any particular matter. Accordingly, the action by the Written Consent executed by the Trust is sufficient to approve the Issuance, and no further shareholder action is required.

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Notice Pursuant to By-laws and the Delaware General Corporation Law

Pursuant to Section 228(e) of the DGCL and Section 1.11 of its by-laws, AIG is required to provide prompt notice of the taking of a corporate action by written consent to AIG’s shareholders who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. This Notice and Information Statement serves as the notice required by Section 228(e) of the DGCL and Section 1.11 of AIG’s by-laws.

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THE RECAPITALIZATION

Summary of Recapitalization Transactions

Background

In late 2009, AIG and the Treasury Department began discussions to consider a possible transaction with the Treasury Department, the FRBNY and the Trust to repay amounts owed under the Credit Agreement and to permit the government to exit its ownership relationship with AIG. In April 2010, the Board established a committee composed solely of outside directors, the Government Repayment Committee, to evaluate a possible transaction. The Government Repayment Committee comprised Mr. Douglas Steenland as Chairman, Mr. Henry Miller, Mr. Robert S. “Steve” Miller (until becoming Chairman of the Board, at which time he became an ex officio member) and Mr. Christopher Lynch, with Mr. Morris Offit and the Chairman of the Board as ex officio members.

AIG retained Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) and Citigroup Global Markets Inc. (“Citigroup”) as financial advisers to assist in its analysis, and the Government Repayment Committee retained independent counsel and Rothschild Inc. (“Rothschild”) as its independent financial adviser. Rothschild was retained to assess the work performed by BofA Merrill Lynch and Citigroup and to assist the Committee in its analysis.

AIG then commenced discussions with the Treasury Department, the FRBNY and the trustees of the Trust regarding various proposals. The negotiations were complex and continued throughout the summer. The Government Repayment Committee, in general, met at least weekly, and held additional meetings as necessary to stay abreast of the negotiations.

The negotiations resulted in management recommending to the Government Repayment Committee approval of the Agreement in Principle (which was superseded by the Definitive Agreements), which has the following elements (described in more detail below):

•	Repayment and termination of the FRBNY Credit Facility, as defined below.

•	Repurchase and exchange of the SPV Preferred Interests, as defined below.

•	Issuance of AIG’s Series G Preferred Stock.

•	Exchange of AIG’s Series C, E and F Preferred Stock for AIG Common Stock.

•	Issuance to holders of AIG Common Stock of Warrants to purchase additional shares of AIG Common Stock.

In considering the recommendation of management, the Government Repayment Committee received from each of Citigroup and BofA Merrill Lynch an opinion to the effect that, as of the date of the opinion, and subject to the assumptions and limitations set forth therein, the consideration to be paid by AIG in connection with the exchange of the Series E Preferred Stock and Series F Preferred Stock for AIG Common Stock and the issuance to holders of AIG Common Stock of Warrants to purchase additional shares of AIG Common Stock, taken as a whole, was fair to the holders of AIG Common Stock (other than the Treasury Department, with respect to which no opinion was requested or expressed) from a financial point of view. The fairness opinions rendered by Citigroup and BofA Merrill Lynch do not opine as to the fairness of the exchange of the Series C Preferred Stock for shares of AIG Common Stock. The Government Repayment Committee did not deem it necessary to receive a fairness opinion regarding this exchange because the number of shares of AIG Common Stock received by the Trust for the Series C Preferred Stock was derived from a previously agreed formula (i.e., the number was determined based upon the number of shares of AIG Common Stock the Trust would otherwise have been entitled to if the Series C Preferred Stock had been converted in accordance with its terms). Each of Citigroup and BofA Merrill Lynch has consented to the inclusion of its opinion as an appendix to this Notice and Information Statement, and copies of such opinions are attached hereto as Appendices C-1 and C-2. Further, the Government Repayment Committee received from its independent adviser, Rothschild, a letter indicating that, subject to the assumptions made and the other

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qualifications and limitations described therein, the opinions rendered by Citigroup and BofA Merrill Lynch were reasonable from a financial perspective. Rothschild has consented to the inclusion of its letter as an appendix to this Notice and Information Statement, and a copy of Rothschild’s letter is attached hereto as Appendix D. The opinions of the financial advisors and the letter of Rothschild were provided for the information and assistance of the Board and the Government Repayment Committee, respectively, in connection with their consideration of the Recapitalization, and were limited to the matters set forth therein. Such opinions and the letter of Rothschild were one factor taken into account by the Government Repayment Committee and the Board in making their determinations to recommend and approve the Recapitalization. Such opinions and the letter of Rothschild do not constitute a recommendation to the Board or any shareholder of AIG with respect to the Recapitalization or any other matter and do not recommend specific terms of the Recapitalization. In addition, the Government Repayment Committee considered advice from Citigroup and BofA Merrill Lynch regarding the capital markets transactions contemplated by the Agreement in Principle. After considering management’s recommendation, such opinions, advice and other factors, the Government Repayment Committee unanimously recommended approval of the Agreement in Principle to the Board. The Board, after considering the same information as provided to the Government Repayment Committee and taking into account the recommendation of the Government Repayment Committee, unanimously approved the Agreement in Principle, which was entered into on September 30, 2010. The Agreement in Principle was superseded by the Definitive Agreements.

Recapitalization Transactions

The Recapitalization transactions, all of which are to occur substantially simultaneously at the Closing, are to be as follows.

Repayment and Termination of the FRBNY Credit Facility

At the Closing, AIG will repay to the FRBNY in cash all amounts owing under the Credit Agreement (the “FRBNY Credit Facility”), between AIG and the FRBNY, and the FRBNY Credit Facility will be terminated. As of September 30, 2010, the total repayment amount under the FRBNY Credit Facility was approximately $20 billion. The funds for repayment are to come from the net cash proceeds from the sale in the initial public offering of 67 percent of AIA Group Limited (“AIA”) ordinary shares and the sale of American Life Insurance Company (“ALICO”), which closed on October 29, 2010 and November 1, 2010, respectively. The net cash proceeds from the initial public offering of AIA and the sale of ALICO totaled approximately $27 billion, a portion of which will be loaned to AIG (for repayment of the FRBNY Credit Facility), in the form of secured limited recourse loans, from the special purpose vehicles that hold the proceeds of the sales of AIA and ALICO (the “SPVs,” and such loans, the “SPV Intercompany Loans”). The remaining net cash proceeds of approximately $7 billion will be distributed by the SPVs to the FRBNY, in accordance with the terms of the SPVs’ limited liability company agreements.

At the time of repayment and termination of the FRBNY Credit Facility, any remaining unamortized prepaid commitment fee asset, which approximated $4.7 billion at September 30, 2010, will be written off by AIG through a net charge to earnings.

Repurchase and Exchange of the SPV Preferred Interests

AIG currently has the right to draw down up to approximately $22.3 billion under the Treasury Department’s commitment pursuant to the Securities Purchase Agreement, dated as of April 17, 2009 (such commitment, the “Treasury Department Commitment” and such agreement, the “Series F SPA”), between AIG and the Treasury Department relating to the Series F Preferred Stock. AIG will have the right to designate up to $2 billion of the Treasury Department Commitment to be available after the Closing for general corporate purposes under a commitment relating to the Series G Preferred Stock described below (the “Series G Drawdown Right”). At the Closing, AIG will draw down the full amount of the Treasury Department Commitment less any amounts designated by AIG for the Series G Drawdown Right or, if the amount to be so drawn would be in excess of the FRBNY’s preferred interests in the SPVs (the “SPV Preferred Interests”), AIG will draw down such lesser amount (the amount so drawn is called the “Series F Closing Drawdown

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Amount”). AIG will use the Series F Closing Drawdown Amount to repurchase all or a portion of the FRBNY’s SPV Preferred Interests corresponding to the Series F Closing Drawdown Amount (the interests so purchased, the “Transferred SPV Preferred Interests”) and transfer the Transferred SPV Preferred Interests to the Treasury Department as part of the consideration for the Series F Preferred Stock.

If at the Closing the amount of the SPV Preferred Interests is greater than the Series F Closing Drawdown Amount (after giving effect to any distribution in respect of such interests), then any SPV Preferred Interests not transferred to the Treasury Department at the Closing will continue to be held by the FRBNY and will be senior to the Transferred SPV Preferred Interests held by the Treasury Department. In addition to the proceeds from the monetization, after the Closing, of AIG’s remaining ordinary shares of AIA and the MetLife, Inc. securities received from the sale of ALICO, AIG will, subject to applicable regulatory and tax considerations, use the proceeds from any sales or dispositions of its equity interests in Nan Shan Life Insurance Company, Ltd. (“Nan Shan”), AIG Star Life Insurance Co. Ltd. (“AIG Star”) and AIG Edison Life Insurance Company (“AIG Edison”), all of which are classified as held for sale by AIG, and in International Lease Finance Corporation (“ILFC”), which is not classified as held for sale by AIG, and AIG’s and its subsidiaries’ interests in Maiden Lane II LLC and Maiden Lane III LLC to repay the SPV Intercompany Loans and thereby provide funds with which the SPVs may pay down the SPV Preferred Interests after the Closing.

As a result of these transactions, the SPV Preferred Interests will no longer be considered permanent equity on AIG’s balance sheet, and will be classified as redeemable noncontrolling interests in partially owned consolidated subsidiaries.

Control Rights Related to the SPV Preferred Interests

Under the Master Transaction Agreement, after the Closing, the FRBNY, so long as it holds SPV Preferred Interests, and thereafter the Treasury Department so long as it holds SPV Preferred Interests (the “Rights Holder”) will have the right, subject to existing contractual restrictions, to require AIG to dispose of its ordinary shares of AIA and the MetLife, Inc. securities AIG received from the sale of ALICO. The consent of the Rights Holder will also be required for AIG to take specified significant actions with respect to Nan Shan, AIG Star, AIG Edison and ILFC (the “Designated Entities”), including initial public offerings, sales, significant acquisitions or dispositions and incurrence of significant levels of indebtedness. If any SPV Preferred Interests are outstanding at May 1, 2013, the Rights Holder will have the right to compel the sale of all or a portion of one or more of the Designated Entities on terms that it will determine.

Guarantee of SPV Intercompany Loans

The SPV Intercompany Loans will be limited recourse loans that will be secured by AIG’s and certain subsidiaries’ pledge of their equity interests in the Designated Entities as well as the assets of the AIA SPV and the ALICO SPV, including AIG’s ordinary shares of AIA and the MetLife, Inc. securities AIG received from the sale of ALICO. The recourse on the SPV Intercompany Loans is generally limited to foreclosing on the pledged collateral, except to the extent of the fair market value of equity interests of the Designated Entities that are not able to be pledged because of regulatory or tax considerations.

Issuance of AIG’s Series G Preferred Stock

Pursuant to the Master Transaction Agreement, AIG and the Treasury Department will amend and restate the Series F SPA to provide for the issuance of 20,000 shares of Series G Preferred Stock by AIG to the Treasury Department at the Closing. The right of AIG to draw on the Treasury Department Commitment (other than the Series G Closing Drawdown Right) will be terminated, and the outstanding shares of Series F Preferred Stock will be exchanged as described under “— Exchange of AIG’s Series C, E and F Preferred Stock for AIG Common Stock” below.

The Series G Preferred Stock will initially have an aggregate liquidation preference equal to the amount of funds, if any, drawn down by AIG (such amount not to exceed $2 billion) on the Treasury Department Commitment after September 30, 2010 but before the Closing (plus an amount to reflect a dividend accrual on such drawdown amount at a rate of 5 percent per annum). From the Closing until March 31, 2012, AIG may draw funds under the Series G Drawdown Right to be used for general corporate purposes, which will increase

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the aggregate liquidation preference of the Series G Preferred Stock by the amount of such drawdown. AIG generally may draw down funds until the aggregate liquidation preference of the Series G Preferred Stock is an amount up to the $2 billion that may be designated by AIG prior to the Closing. The Series G Drawdown Right will be subject to terms and conditions substantially similar to those in the Series F SPA.

Dividends on the Series G Preferred Stock will be payable on a cumulative basis at a rate per annum of 5 percent, compounded quarterly, of the aggregate liquidation preference of the Series G Preferred Stock and may be paid, at AIG’s option, in cash or in increases in the liquidation preference.

The available funding under the Series G Drawdown Right that may be used for general corporate purposes will be reduced by the amount of net proceeds of future AIG equity offerings. If the FRBNY continues to hold any SPV Preferred Interests when any such net proceeds are realized, then (i) an amount will be drawn down under the Series G Drawdown Right equal to the amount of such net proceeds up to $2 billion (or the total available amount under the Series G Drawdown Right or the amount of the SPV Preferred Interests then held by the FRBNY, if less), (ii) the amount drawn down will be used to purchase a corresponding amount of SPV Preferred Interests from the FRBNY, (iii) such SPV Preferred Interests will then be transferred to the Treasury Department to repay the drawdown in the same manner as at the Closing and (iv) the liquidation preference of the Series G Preferred Stock (as increased by the amount drawn down under clause (i)) will be reduced by an amount equal to such transferred SPV Preferred Interests. Proceeds from an equity offered in excess of the available funding under the Series G Drawdown Right are required to be used to pay down the liquidation preference of the Series G Preferred Stock.

AIG may not directly redeem the Series G Preferred Stock while the FRBNY continues to hold any SPV Preferred Interests, but AIG will have the right to use cash to repurchase a corresponding amount of SPV Preferred Interests from the FRBNY, which will then be transferred to the Treasury Department and will accordingly reduce the aggregate liquidation preference of the Series G Preferred Stock. If the FRBNY no longer holds SPV Preferred Interests, the Series G Preferred Stock will be redeemable at any time in cash at AIG’s option, at a redemption price equal to the liquidation preference plus accrued and unpaid dividends.

If the FRBNY continues to hold any SPV Preferred Interests on March 31, 2012, AIG will draw down all remaining available funds under the Series G Drawdown Right to the extent of the remaining aggregate amount of those SPV Preferred Interests (or the full remaining available amount, if less). Such funds will also be used to repurchase the SPV Preferred Interests to be transferred to the Treasury Department to repay the draw as described above. If, after giving effect to the foregoing, the Series G Preferred Stock has an outstanding aggregate liquidation preference on March 31, 2012, it will be converted into a number of shares of AIG Common Stock equal to the aggregate liquidation preference plus accrued and unpaid dividends divided by the lesser of $29.29 and 80 percent of the average volume weighted average price of the AIG Common Stock over the 30 trading days commencing immediately after the date the AIG Common Stock trades without the right to receive the warrants to be issued to holders of AIG Common Stock in connection with the Recapitalization (the “Warrants”), as described below.

Exchange of AIG’s Series C, E and F Preferred Stock for AIG Common Stock

At the Closing, (i) the shares of the Series C Preferred Stock held by the Trust will be exchanged for 562,868,096 shares of AIG Common Stock, which will be distributed by the Trust to, and ultimately held by, the Treasury Department; (ii) the shares of the Series E Preferred Stock held by the Treasury Department will be exchanged for 924,546,133 shares of AIG Common Stock; and (iii) the shares of the Series F Preferred Stock held by the Treasury Department will be exchanged for (a) the Transferred SPV Preferred Interests (as described above), (b) newly issued shares of the Series G Preferred Stock and (c) 167,623,733 shares of AIG Common Stock. After completing the Recapitalization, the Treasury Department will hold 1,655,037,962 shares of newly issued AIG Common Stock, representing ownership of approximately 92.1 percent of the AIG Common Stock that will be outstanding as of the Closing. After this share exchange and distribution has been completed, the Trust will terminate. AIG has agreed to exculpate and indemnify the trustees of the Trust post-Closing, to waive the right to amounts previously advanced to the Trust, to procure insurance to provide the trustees not less than $250 million of insurance coverage and to obtain an irrevocable standby letter of credit,

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reasonably acceptable to the trustees of the Trust, in the amount of $5.2 million for the purpose of indemnifying and reimbursing such trustees to the extent such costs and expenses are not covered or timely paid pursuant to AIG’s indemnity.

AIG will enter into the Registration Rights Agreement, which grants the Treasury Department registration rights with respect to the shares of AIG Common Stock issued at the Closing, including:

•	the right to participate in any registered offering of AIG Common Stock by AIG after the Closing;

•	the right to demand no more than twice in any 12-month period that AIG effect a registered marketed offering of its shares after the earlier of August 15, 2011 or the date of AIG’s completion of a primary equity offering;

•	the right to engage in at-the-market offerings; and

•	the right to approve the terms and conditions of any registered offering in which it participates until its ownership falls below 33 percent of AIG’s voting securities.

AIG will have the right to

•	raise up to $3 billion (and up to an additional $4 billion with the consent of the Treasury Department) by August 15, 2011 in a registered primary offering; and

•	in the case that events at AIG’s insurance subsidiaries are projected to cause the parent company’s aggregate liquidity (cash, cash equivalents and commitments of credit, but not the Treasury Commitment) to be projected to fall below $8 billion within 12 months of the date of determination that such an event at an AIG insurance subsidiary has occurred, raise the greater of $2 billion and the amount of the deficit.

Until the Treasury Department’s ownership of AIG’s voting securities falls below 33 percent, the Treasury Department will have complete control over the terms, conditions and pricing of any offering in which it participates, including any primary offering by AIG. As a result, although AIG has the right to conduct two primary offerings per year, the Treasury Department may decide to participate in those offerings, and to prevent AIG from selling any equity securities. AIG is required to pay all expenses of any registration of shares by the Treasury Department and all underwriting discounts and commissions up to one percent incurred by the Treasury Department.

The issuance of AIG Common Stock in connection with the exchange for the Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock will significantly affect the determination of net income attributable to common shareholders and the weighted average shares outstanding, both of which are used to compute earnings per share.

Issuance to AIG’s Common Shareholders of Warrants to Purchase AIG Common Stock

Shortly after the Closing, AIG will issue to the holders of record of AIG Common Stock immediately prior to the Closing, by means of a dividend, 10-year Warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share. None of the Trust, the Treasury Department or the FRBNY will receive Warrants.

The Treasury Department’s Outstanding Warrants

The outstanding warrants currently held by the Treasury Department will remain outstanding following the Recapitalization but no adjustment will be made to the terms of the warrants as a result of the Recapitalization.

Conditions to Closing of the Recapitalization

Among other closing conditions, it is a condition to the Closing that the FRBNY will not hold SPV Preferred Interests with an aggregate liquidation preference in excess of $2 billion immediately after the

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Closing. Additionally, the financial condition of AIG and certain of its key subsidiaries, taking into account the Recapitalization and the credit rating profiles of such entities, must be reasonably acceptable to the parties to the Master Transaction Agreement and AIG must have in place at the Closing third-party financing commitments that are reasonably acceptable to AIG, the Treasury Department and the FRBNY. Further, AIG must have achieved its year-end 2010 targets for the de-risking of AIG Financial Products Corp., and the trustees of the Trust must be reasonably satisfied with the insurance and indemnification arrangements provided to them in connection with the Recapitalization. The Closing may also be subject to regulatory approvals in certain jurisdictions. Any of the parties may terminate the Master Transaction Agreement if the Recapitalization is not completed by March 15, 2011.

The closing of the Recapitalization is subject to various risks and uncertainties. Even though the Master Transaction Agreement has been executed, numerous factors, many of which are outside of AIG’s control, could impair its ability to implement or complete the Recapitalization. In particular, AIG’s ability to effect the Recapitalization will be subject to a number of conditions, including regulatory approvals, third-party approvals and satisfactory rating profiles from rating agencies. The Recapitalization could be adversely affected by, among other things:

•	an inability to secure third-party financing commitments;

•	declines in AIG asset values or deterioration in its businesses; and

•	an inability to obtain necessary regulatory approvals or third-party consents for the proposed transactions.

No assurance can be given that AIG will be able to meet the conditions to the completion of the Recapitalization or to otherwise successfully implement the Recapitalization.

The complexity of executing the Recapitalization, combined with the challenges of operating its businesses in the current environment, could place further stress on AIG’s internal controls, increase its costs and divert the attention of its management and employees from their normal duties, all of which may adversely affect AIG’s business, both in terms of operations and ability to focus on and retain customers.

If AIG is not able to complete the Recapitalization, it is unclear how AIG’s businesses, operations and liquidity will be affected. A failure to complete the Recapitalization could result in, among other things, a reduced level of support from the U.S. government, ratings downgrades, inability to access the capital markets and a loss in confidence in AIG by customers. As a result, a failure to complete the Recapitalization could have a material adverse effect on AIG’s businesses, operations and liquidity.

The issuance of the shares of AIG Common Stock to the Treasury Department may have adverse consequences for AIG and its subsidiaries with regulators and contract counterparties. The issuance of the shares of AIG Common Stock to the Treasury Department may result in a change of control of AIG. A change of control of AIG triggers notice, approval and/or other regulatory requirements in many of the more than 130 countries and jurisdictions in which AIG and its subsidiaries operate. In light of the large number of jurisdictions in which AIG and its subsidiaries operate and the complexity of assessing and addressing the regulatory requirements in each of the relevant jurisdictions, AIG may be unable to obtain all regulatory consents or approvals that may be required in connection with the Recapitalization.

AIG and its subsidiaries are also parties to various contracts and other agreements that may be affected by a change of control of AIG.

As a result of the issuance of the shares of AIG Common Stock to the Treasury Department, the Treasury Department will become AIG’s controlling stockholder. Upon completion of the Recapitalization, the Treasury Department will be able, to the extent permitted by law, to control a vote of AIG shareholders on substantially all matters, including:

•	approval of mergers or other business combinations;

•	a sale of all or substantially all of AIG’s assets;

9

•	issuance of any additional AIG Common Stock or other equity securities; and

•	other matters that might be favorable to the Treasury Department, but not to AIG’s other shareholders.

Moreover, the Treasury Department’s ability to cause or prevent a change in control of AIG could also have an adverse effect on the market price of AIG Common Stock.

The Treasury Department may also, subject to applicable securities laws, transfer all, or a portion of, the AIG Common Stock to another person or entity and, in the event of such a transfer, that person or entity could become AIG’s controlling shareholder. The Treasury Department’s rights under the Registration Rights Agreement described above may be assigned to any person purchasing over $500 million of AIG Common Stock.

Possible future sales of AIG Common Stock by the Treasury Department could adversely affect the market for AIG Common Stock. AIG has granted the Treasury Department the registration rights described above. Although AIG can make no prediction as to the effect, if any, that sales by the Treasury Department would have on the market price of AIG Common Stock, sales of substantial amounts of AIG Common Stock, or the perception that such sales could occur, could adversely affect the market price of AIG Common Stock.

Effective Date of Issuance

Under Rule 14c-2 promulgated under the Exchange Act, the Issuance may not be effected until at least December 30, 2010, 20 calendar days after the date this Notice and Information Statement was first mailed or transmitted to shareholders. The Issuance will occur simultaneously with the Closing. AIG currently expects the Closing to occur on or about December 31, 2010 or on such date thereafter when all conditions to the Closing have been satisfied or waived.

10

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

AIG Common Stock

The following table contains information regarding the only persons who, to the knowledge of AIG, beneficially own more than five percent of AIG Common Stock outstanding as of December 7, 2010.

	Shares of Common Stock
	Beneficially Owned
Name and Address	Number	Percent

Fairholme Capital Management, L.L.C.; Fairholme Funds, Inc.; Bruce R. Berkowitz (collectively, “Fairholme”)(1)
4400 Biscayne Boulevard
9th Floor
Miami, FL 33137	39,990,099	28.558	%(2)

C.V. Starr & Co., Inc.; Edward E. Matthews; Maurice R. Greenberg; Starr International Company, Inc.; Universal Foundation, Inc.; (collectively, the “Starr Group”)(3)
399 Park Avenue
17th Floor
New York, NY 10022(4)	14,111,480	10.077%

(1)	Based on a Schedule 13D as amended through November 18, 2010 filed by each member of Fairholme (the “Fairholme Schedule 13D”), the members of Fairholme specifically disclaim beneficial ownership in the shares of AIG Common Stock reported in the Fairholme Schedule 13D except to the extent of their pecuniary interest therein. Item 5 to the Fairholme Schedule 13D provides details as to the voting and investment power of each member of Fairholme. All information provided with respect to Fairholme is provided based solely on the information set forth in the Fairholme Schedule 13D. This information has not been updated to reflect changes in the ownership by the members of Fairholme of AIG Common Stock that are disclosed in filings made by one or more members of Fairholme under Section 16 of the Exchange Act. In each case, this information may not be accurate or complete and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

(2)	Based on the shares of AIG Common Stock outstanding at December 7, 2010, these ownership interests would represent approximately 28.558 percent of AIG Common Stock for Fairholme Capital Management, L.L.C. and Mr. Berkowitz and 25.773 percent of AIG Common Stock for Fairholme Funds, Inc.

(3)	Based on a Schedule 13D as amended through March 17, 2010 filed by each member of the Starr Group (the “Starr Group Schedule 13D”), the members of the Starr Group do not affirm the existence of a group. Each of the Maurice R. and Corinne P. Greenberg Family Foundation, Inc., the Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC and C.V. Starr & Co. Inc. Trust no longer has the power to vote or direct the disposition of any shares of AIG Common Stock. Item 5 to the Schedule 13D dated June 5, 2009 filed by each member of the Starr Group provides details as to the voting and investment power of each member of the Starr Group, as well as the right of each other member of the Starr Group to acquire AIG Common Stock within 60 days. All information provided with respect to the Starr Group is provided based solely on the information set forth in the Starr Group Schedule 13D. This information has not been updated to reflect changes in the ownership by the members of the Starr Group of AIG Common Stock that are disclosed in filings made by one or more members of the Starr Group under Section 16 of the Exchange Act. In each case, this information may not be accurate or complete and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

(4)	This is the principal office for all individuals and entities in the Starr Group, other than Starr International Company, Inc., which has a principal office at Baarerstrasse 101, CH-6300 Zug, Switzerland; and the Universal Foundation, which has a principal office at Mercury House, 101 Front Street, Hamilton HM 12, Bermuda.

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AIG’s Series C Preferred Stock

The trustees of the Trust, c/o Kevin F. Barnard, Arnold & Porter LLP, 399 Park Avenue, New York, New York 10022, hold all of the 100,000 shares outstanding of AIG’s Series C Preferred Stock.

INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

AIG is controlled by the Trust, which was established for the sole benefit of the United States Treasury. The interests of the Trust and the United States Treasury may not be the same as the interests of AIG’s other shareholders. As a result of its ownership, the Trust is able, subject to the terms of the AIG Credit Facility Trust Agreement, dated as of January 16, 2009 (as it may be amended from time to time, the “Trust Agreement”), and the Series C Preferred Stock, to elect all of AIG’s directors (other than directors elected by the Series E Preferred Stock and the Series F Preferred Stock) and can, to the extent permitted by law, control the vote on substantially all matters, including:

•	approval of mergers or other business combinations;

•	a sale of all or substantially all of AIG’s assets;

•	issuance of any additional shares of AIG Common Stock or other equity securities; and

•	other matters that might be favorable to the United States Treasury.

The Issuance has been approved by the Board. AIG’s directors and executive officers do not hold shares of the Series C Preferred Stock, Series E Preferred Stock or Series F Preferred Stock and will not hold shares of the Series G Preferred Stock. Certain of AIG’s directors and executive officers hold shares of AIG Common Stock. As a result, each director and executive officer who holds shares of AIG Common Stock will be eligible to receive Warrants under the Recapitalization along with other holders of shares of AIG Common Stock.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple shareholders who share a single address, unless AIG has received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce printing and postage costs. However, if any shareholder residing at such address wishes to receive a separate copy of this Information Statement, he or she may contact the AIG Director of Investor Relations at 180 Maiden Lane, New York, New York 10038, 212-770-6293, and AIG will deliver this document to such shareholder promptly upon receiving the request.

Any such shareholder may also contact the AIG Director of Investor Relations if he or she would like to receive separate shareholder materials and annual reports in the future. If a shareholder receives multiple copies of AIG’s proxy materials, he or she may request householding in the future by contacting the AIG Director of Investor Relations.

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INDEX OF APPENDICES AND ANNEXES

Appendix A	Written Consent
Appendix B-1	Master Transaction Agreement, dated as of December 8, 2010, among American International Group, Inc., ALICO Holdings LLC, AIA Aurora LLC, the Federal Reserve Bank of New York, the United States Department of the Treasury and the AIG Credit Facility Trust
Appendix B-2	Form of the Amended and Restated Purchase Agreement, among American International Group, Inc., the United States Department of the Treasury and the Federal Reserve Bank of New York
Appendix B-3	Form of Registration Rights Agreement, between American International Group, Inc. and the United States Department of the Treasury
Appendix C-1	Merrill Lynch, Pierce, Fenner & Smith Incorporated Fairness Opinion
Appendix C-2	Citigroup Global Markets Inc. Fairness Opinion
Appendix D	Letter to the Government Repayment Committee of the Board of Directors of AIG, from Rothschild Inc.

Annex 1	Annual Report on Form 10-K for the year ended December 31, 2009 (certain exhibits omitted)
Annex 2	Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 (certain exhibits omitted)
Annex 3	Current Report on Form 8-K filed on November 5, 2010 (SEC Accession No. 0001047469-10-009326) (certain exhibits omitted)
Annex 4	Current Report on Form 8-K filed on November 16, 2010

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Appendix A

Written Consent

A-1

AMERICAN INTERNATIONAL GROUP, INC.

Written Consent in Lieu of
a Special Meeting of Shareholders

The undersigned (the “Trust”), being the sole holder of all the 100,000 outstanding shares of Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) of American International Group, Inc., a Delaware corporation (the “Corporation”), representing approximately 79.75 percent of the voting power of the Corporation’s shareholders entitled to vote on any particular matter, pursuant to Section 228 of the General Corporation Law of the State of Delaware (“DGCL”) and the Corporation’s by-laws, hereby waives notice and the holding of a formal special meeting, and hereby, in its capacity as the sole holder of the Series C Preferred Stock, consents to and adopts the following resolutions, which resolutions shall be deemed to be adopted as of the date hereof to the same extent and with the same force and effect as if such resolutions were duly adopted by the shareholders of the Corporation at a duly convened special meeting held for such purpose, and directs that this Written Consent be filed with the minutes of the proceedings of the shareholders of the Corporation:

WHEREAS, the Corporation entered into an agreement in principle (the “Agreement in Principle”) with the United States Department of the Treasury (the “Treasury Department”), the Federal Reserve Bank of New York (the “FRBNY”) and the undersigned regarding a series of integrated transactions (the “Recapitalization”) to recapitalize the Corporation, including the repayment of all amounts owed under, and the termination of, the Credit Agreement, dated as of September 22, 2008 (as amended, the “Credit Agreement”), between the Corporation and the FRBNY;

WHEREAS, the parties to the Agreement in Principle have been negotiating and expect to enter into a Master Transaction Agreement among the Corporation, ALICO Holdings LLC, AIA Aurora LLC, the FRBNY, the Treasury Department and the Trust (the “Master Transaction Agreement”), attached to which are certain exhibits, including the form of the Amended and Restated Purchase Agreement among the Corporation, the Treasury Department and the FRBNY, that will supersede the Agreement in Principle;

WHEREAS, in connection with the Recapitalization, the Corporation has agreed in principle to issue shares of the Corporation’s common stock, par value $2.50 per share (“Common Stock”), as follows: (i) 562,868,096 shares of Common Stock to the Trust in exchange for all the outstanding shares of the Series C Preferred Stock, (ii) 924,546,133 shares of Common Stock to the Treasury Department in exchange for all the outstanding shares of the Corporation’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, and (iii) 167,623,733 shares of Common Stock to the Treasury Department as partial consideration in exchange for the outstanding shares of the Corporation’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the “Series F Preferred Stock”) (collectively, the “Common Stock Issuance”);

WHEREAS, in connection with the Recapitalization, the Corporation has agreed in principle to issue 20,000 shares of a new series of preferred stock designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) to the Treasury Department (together with the Common Stock Issuance, the “Issuance”) as partial consideration in exchange for the outstanding shares of Series F Preferred Stock;

WHEREAS, on March 31, 2012, the Series G Preferred Stock will automatically convert into a variable number of shares of Common Stock in accordance with its terms;

WHEREAS, the Corporation has determined that (i) pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, approval of the holders of the issued and outstanding shares of the Common Stock and the Series C Preferred Stock, voting together as a single class, is required prior to the Issuance and (ii) the Written Consent, pursuant to the rules of the New York Stock Exchange, is sufficient to approve the Issuance and satisfy Section 312.03;

A-2

WHEREAS, the officers of the Corporation have requested the undersigned to sign this Written Consent to authorize the Issuance, on behalf of the holders of the Common Stock and the Series C Preferred Stock, voting together as a single class, and the undersigned is willing to so sign this Written Consent; and

WHEREAS, the Corporation and the undersigned desire that the actions taken by this Written Consent become effective at the later of (i) 20 days after the Notice and Information Statement in connection with the Issuance is first mailed or transmitted to the Corporation’s shareholders and (ii) the closing of the Recapitalization pursuant to the Master Transaction Agreement;

NOW, THEREFORE, BE IT:

RESOLVED, that the Issuance is hereby approved, subject to the closing of the Recapitalization pursuant to the Master Transaction Agreement; and

FURTHER RESOLVED, that the actions taken by this Written Consent shall not be effective until the later of (i) 20 days after the Notice and Information Statement in connection with the Issuance is first mailed or transmitted to shareholders and (ii) the closing of the Recapitalization pursuant to the Master Transaction Agreement.

The action taken by this Written Consent shall have the same force and effect as if taken at a meeting of holders of all outstanding shares of the Series C Preferred Stock and Common Stock, duly called and constituted pursuant to the DGCL and the Corporation’s by-laws.

This Written Consent may be executed in any number of counterparts, each of which will be deemed to constitute an original, but all of which together shall be deemed to constitute one and the same instrument.

[Signature page follows]

A-3

IN WITNESS WHEREOF, the Trust, being the sole holder of the Series C Preferred Stock, has executed this Written Consent.

AIG CREDIT FACILITY TRUST,
a trust established for the sole benefit of
the United States Treasury

By:	/s/ Jill M. Considine
Name:     Jill M. Considine

Title:	Trustee

Dated: December 7, 2010

By:	/s/ Chester B. Feldberg
Name:     Chester B. Feldberg

Title:	Trustee

Dated: December 7, 2010

By:	/s/ Peter A. Langerman
Name:     Peter A. Langerman

Title:	Trustee

Dated: December 7, 2010

A-4

Appendix B-1

Master Transaction Agreement, dated as of December 8, 2010, among American
International Group, Inc., ALICO Holdings LLC, AIA Aurora LLC, the Federal Reserve
Bank of New York, the United States Department of the Treasury and the AIG Credit
Facility Trust

B-1-1

MASTER TRANSACTION AGREEMENT
dated as of
December 8, 2010
among
AMERICAN INTERNATIONAL GROUP, INC.,
ALICO HOLDINGS LLC,
AIA AURORA LLC,
FEDERAL RESERVE BANK OF NEW YORK,
UNITED STATES DEPARTMENT OF THE TREASURY
and
AIG CREDIT FACILITY TRUST

i

ii

iii

		Page

ARTICLE 11 Termination

Section 11.01.	Termination	91
Section 11.02.	Effect of Termination	92

ARTICLE 12 Miscellaneous

Section 12.01.	Notices	92
Section 12.02.	Survival of Representations and Warranties	94
Section 12.03.	Amendments and Waivers	94
Section 12.04.	Waiver of Conditions	94
Section 12.05.	AIG Disclosure Schedule	95
Section 12.06.	Binding Effect; Benefit; Assignment	95
Section 12.07.	Governing Law; Submission to Jurisdiction; Service of Process	95
Section 12.08.	WAIVER OF JURY TRIAL	96
Section 12.09.	Counterparts; Effectiveness	96
Section 12.10.	Entire Agreement	96
Section 12.11.	Severability	96
Section 12.12.	Specific Performance	97
Section 12.13.	No Waiver of Attorney-Client, Work Product or Other Privilege	97

EXHIBITS

Exhibit A	Form of Amended and Restated Purchase Agreement
Exhibit B	Form of Intercompany Guarantee and Pledge Agreement
Exhibit C	Form of AIA Aurora LLC Intercompany Loan Agreement
Exhibit D	Form of ALICO Holdings LLC Intercompany Loan Agreement
Exhibit E	Form of Registration Rights Agreement
Exhibit F	Form of Warrant Agreement
Exhibit G	Form of Warrant Letter Agreement
Exhibit H	Form of Payoff Letter
Exhibit I	Trust Written Consent

iv

MASTER TRANSACTION AGREEMENT
     MASTER TRANSACTION AGREEMENT (this “Agreement”) dated as of December 8, 2010 among American International Group, Inc. (“AIG”), ALICO Holdings LLC (the “ALICO SPV”), AIA Aurora LLC (the “AIA SPV” and, together with the ALICO SPV, the “SPVs”), the Federal Reserve Bank of New York (the “FRBNY”), the United States Department of the Treasury (the “UST”) and the Trust (as defined below).
WITNESSETH:
     WHEREAS, the parties hereto have mutually agreed to effect a series of integrated transactions as described herein and in the other Transaction Documents to recapitalize AIG (collectively, the “Recapitalization”) that would result in, among other things, (i) the full repayment of all remaining principal, accrued and unpaid interest, fees and other amounts owing under the FRBNY Credit Facility, (ii) the transfer, through a series of exchanges with AIG, of all or a substantial portion of the preferred interests held by the FRBNY in the ALICO SPV and AIA SPV to the UST and the facilitation of the orderly repayment and retirement of such preferred interests (including, if applicable, any remaining preferred interests held by the FRBNY) following the Closing, (iii) the exchange of the Series E Preferred Stock and Series F Preferred Stock held by the UST and the Series C Preferred Stock held by the Trust for shares of AIG Common Stock and, in the case of the Series F Preferred Stock, certain other securities, (iv) the exchange of up to $2 billion of AIG’s right to draw up to approximately $22.3 billion under the UST’s existing commitment relating to the Series F Preferred Stock for the right to draw up to $2 billion for general corporate purposes after the Closing under a new commitment by the UST relating to the Series G Preferred Stock and (v) the issuance, after the Closing, of warrants to purchase shares of AIG Common Stock to the holders of AIG Common Stock prior to the Closing, in each case, upon the terms and subject to the conditions set forth herein and in the other Transaction Documents; and
     WHEREAS, the parties recognize that the purposes of the Recapitalization are (i) to facilitate the full repayment of the FRBNY and the UST for the financial assistance provided to AIG by the FRBNY and the UST since September 2008 and (ii) to promote AIG’s transition from a majority government owned and supported entity to a financially sound and independent entity.
     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1
Definitions
     Section 1.01. Definitions. (a) As used herein, the following terms have the following meanings:
     “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, however, that (i) none of AIG or any of its Subsidiaries will be treated as Affiliates of the FRBNY, the UST, the Trust or the Trustees, (ii) none of AIG or any of its Affiliates, on the one hand, or the FRBNY, the UST, the Trust and the Trustees or any of their respective Affiliates, on the other, shall be deemed an Affiliate of the other such Person(s) and (iii) neither the FRBNY nor the UST shall be deemed an Affiliate of the other such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of the management and/or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
     “Aggregate AIA/ALICO Liquidation Preference” means, at any time, the sum of the AIA Liquidation Preference and ALICO Liquidation Preference as of such time.
     “AIA/ALICO Majority Preferred Members” means, at any time, the AIA/ALICO Preferred Member(s) (other than the FRBNY, the UST and any Permitted Transferee (as such term is defined in the relevant SPV LLC Agreement)) that own AIA/ALICO Preferred Units representing more than fifty percent (50%) of the then Aggregate AIA/ALICO Liquidation Preference of all AIA/ALICO Preferred Units.
     “AIA/ALICO Preferred Interests” means the AIA Preferred Interests and ALICO Preferred Interests.
     “AIA/ALICO Preferred Members” means the AIA Preferred Members and ALICO Preferred Members.
     “AIA/ALICO Preferred Participating Return” means, in the case of each SPV, the “Preferred Participating Return” as defined in the relevant SPV LLC Agreement.
     “AIA/ALICO Preferred Redemption” means, in the case of the AIA SPV, the Preferred Redemption (as such term is defined in the AIA SPV LLC Agreement) and, in the case of the ALICO SPV, the Senior Preferred Redemption and the Junior Preferred Redemption (as such terms are defined in the ALICO SPV LLC Agreement).

2

     “AIA/ALICO Preferred Units” means the AIA Preferred Units and ALICO Preferred Units.
     “AIA/ALICO Preferred Units Aggregate Amount” means, as of any time, the sum of the AIA Preferred Units Aggregate Amount, the ALICO Junior Preferred Units Aggregate Amount and the ALICO Senior Preferred Units Aggregate Amount.
     “AIA/ALICO Preferred Unit Amounts” means, as of any time, the AIA Preferred Unit Amount, the ALICO Junior Preferred Unit Amount and the ALICO Senior Preferred Amount, as the case may be.
     “AIA” means AIA Group Limited, a Hong Kong limited liability company.
     “AIA Liquidation Preference” has the meaning ascribed to “Liquidation Preference” in the AIA SPV LLC Agreement.
     “AIA Preferred Interests” has the meaning ascribed to “Preferred Interests” in the AIA SPV LLC Agreement.
     “AIA Preferred Member” has the meaning ascribed to “Preferred Member” in the AIA SPV LLC Agreement.
     “AIA Preferred Unit Amount” means, as of any time, an amount per AIA Preferred Unit equal to the AIA Preferred Units Aggregate Amount divided by 16,000.
     “AIA Preferred Units” has the meaning ascribed to “Preferred Units” in the AIA SPV LLC Agreement.
     “AIA Preferred Units Aggregate Amount” means, as of any time, an amount equal to (i) $16,676,363,790.03, plus (ii) the Preferred Return (as defined in the AIA SPV LLC Agreement) earned on the AIA Preferred Units from September 30, 2010 to immediately prior to such time, minus (iii) the SPV Distributions received by the holder(s) of the AIA Preferred Units since the date hereof and prior to such time.
     “AIA SPV Intercompany Loan Agreement” means the AIA Aurora LLC Intercompany Loan Agreement dated as of the Closing Date between AIG and the AIA SPV, substantially in the form of Exhibit C.
     “AIA SPV LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of the AIA SPV dated as of December 1, 2009.
     “AIG Common Stock” means the common stock, $2.50 par value per share, of AIG.

3

     “AIG Disclosure Schedule” means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by AIG to the FRBNY, the UST and the Trust.
     “AIGFP” means AIG Financial Products Corp., a Delaware corporation.
     “AIG Material Adverse Effect” means a material adverse effect on (i) the business, results of operation or financial condition of AIG and its consolidated Subsidiaries taken as a whole; provided, however, that AIG Material Adverse Effect shall not be deemed to include the effects of (a) changes after the date hereof in general business, economic, political or market conditions (including changes generally in prevailing interest rates, credit availability and liquidity, currency exchange rates and price levels or trading volumes in the United States or foreign securities or credit markets), or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, in each case generally affecting the industries or jurisdictions in which AIG and its Subsidiaries operate, (b) changes or proposed changes after the date hereof in GAAP in the United States or regulatory accounting requirements, or authoritative interpretations thereof, (c) changes or proposed changes after the date hereof in securities, insurance and other Laws of general applicability or related policies or interpretations of Governmental Entities, (d) actions required to be taken under the Transaction Documents or taken with the prior written consent of the applicable parties hereto or thereto after the date hereof, (e) changes in the market price or trading volume of the AIG Common Stock, or any other equity, equity-related or debt securities of AIG or its consolidated Subsidiaries (it being understood and agreed that the exception set forth in this clause (e) does not apply to the underlying reason giving rise to or contributing to any such change); provided that, in the case of each of clauses (a), (b) and (c), other than changes or occurrences to the extent that such changes or occurrences have had or would reasonably be expected to have a materially disproportionate adverse effect on AIG and its consolidated Subsidiaries taken as a whole relative to comparable insurance or financial services organizations or (ii) the ability of AIG to consummate the transactions contemplated by this Agreement and the other Transaction Documents and perform (or cause to be performed) its obligations hereunder and thereunder on a timely basis.
     “ALICO” means American Life Insurance Company, a Delaware corporation.
     “ALICO Junior Liquidation Preference” has the meaning ascribed to “Junior Liquidation Preference” in the ALICO SPV LLC Agreement.
     “ALICO Junior Preferred Unit Amount” means, as of any time, an amount per ALICO Junior Preferred Unit equal to the ALICO Junior Preferred Units Aggregate Amount divided by 8,000.

4

     “ALICO Junior Preferred Units” has the meaning ascribed to “Junior Preferred Units” in the ALICO SPV LLC Agreement.
     “ALICO Junior Preferred Units Aggregate Amount” means, as of any time, an amount equal to (i) $8,338,181,895.01, plus (ii) the Junior Preferred Return (as defined in the ALICO SPV LLC Agreement) earned on the ALICO Junior Preferred Units from September 30, 2010 to immediately prior to such time, minus (iii) the SPV Distributions received by the holder(s) of the ALICO Junior Preferred Units since the date hereof and prior to such time.
     “ALICO Liquidation Preference” means, at any time, the sum of the ALICO Junior Liquidation Preference and ALICO Senior Liquidation Preference as of such time.
     “ALICO Preferred Interests” has the meaning ascribed to “Preferred Interests” in the ALICO SPV LLC Agreement.
     “ALICO Preferred Member” has the meaning ascribed to “Preferred Member” in the ALICO SPV LLC Agreement.
     “ALICO Preferred Units” means the ALICO Junior Preferred Units and ALICO Senior Preferred Units.
     “ALICO Senior Liquidation Preference” has the meaning ascribed to “Senior Liquidation Preference” in the ALICO SPV LLC Agreement.
     “ALICO Senior Preferred Unit Amount” means, as of any time, an amount per ALICO Senior Preferred Unit equal to the ALICO Senior Preferred Units Aggregate Amount divided by 1,000.
     “ALICO Senior Preferred Units” has the meaning ascribed to “Senior Preferred Units” in the ALICO SPV LLC Agreement.
     “ALICO Senior Preferred Units Aggregate Amount” means, as of any time, an amount equal to (i) $1,042,272,736.88, plus (ii) the Senior Preferred Return (as defined in the ALICO SPV LLC Agreement) earned on the ALICO Senior Preferred Units from September 30, 2010 to immediately prior to such time, minus (iii) the SPV Distributions received by the holder(s) of the ALICO Senior Preferred Units since the date hereof and prior to such time.

5

     “ALICO SPV Intercompany Loan Agreement” means the ALICO Holdings LLC Intercompany Loan Agreement dated as of the Closing Date between AIG and the ALICO SPV, substantially in the form of Exhibit D.
     “ALICO SPV LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of the ALICO SPV dated as of December 1, 2009, as amended by Amendment No. 1, dated as of March 7, 2010.
     “ALICO True-Up Amount” means $21,247,615.00.
     “A.M. Best” means A.M. Best Company or any successor thereto.
     “Amended and Restated Purchase Agreement” means the Amended and Restated Purchase Agreement dated as of the Closing Date among AIG, the UST and the FRBNY, substantially in the form of Exhibit A.
     “Annual Statement” means the annual statutory financial statement of any Insurance Subsidiary of AIG required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of organization, which statement shall be in the form required by such Insurance Subsidiary’s jurisdiction of incorporation or, if no specific form is so required, in the form of financial statements permitted by such insurance commissioner (or such similar authority) to be used for filing annual statutory financial statements and shall contain the type of information permitted or required by such insurance commissioner (or such similar authority) to be disclosed therein, together with all exhibits or schedules filed therewith.
     “Approvals” means certificates, permits, licenses, franchises, concessions, grants, consents, approvals, orders, registrations, authorizations, waivers, variances or clearances from, or declarations, filings or registrations with, or notices to, or disclosure to or mandated by, any Governmental Entity.
     “Bankruptcy” means, with respect to any Person, (i) the filing by such Person of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code or any other U.S. federal or state insolvency Law, or such Person’s filing an answer consenting to or acquiescing in any such petition, (ii) the making by such Person of any assignment for the benefit of its creditors, (iii) the appointment of a trustee, receiver, intervenor or conservator under the Resolution Authority under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iv) the expiration of 60 days after the filing of an involuntary petition under Title 11 of the United States Code, an application for the appointment of a receiver for the assets of such Person, or an involuntary petition seeking liquidation, reorganization, arrangement or readjustment of its debts under any other U.S. federal or state insolvency Law (provided, however, that the same shall not have been vacated or set aside within such 60-day period or subject to a stay at the conclusion of such 60-day period), or (v) solely with respect to any Insurance Subsidiary, the

6

issuance of any order of supervision, conservation, rehabilitation or liquidation or the appointment of a receiver or supervisor, with respect to such Insurance Subsidiary.
     “Benefit Plans” means all Plans as of the date hereof together with all Plans hereafter adopted, created or entered into.
     “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable Law to close.
     “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
     “Closing Date” means the date of the Closing.
     “Code” means the Internal Revenue Code of 1986, as amended, as the same may be further amended from time to time.
     “Compensation Regulations” means, collectively, Section 111 of EESA, together with any guidance, rule or regulation thereunder, as the same shall be in effect from time to time.
     “Delaware Law” means the General Corporation Law of the State of Delaware.
     “Department” means, with respect to any regulated Subsidiary, any Governmental Entity that regulates and oversees, in any material respect, the business of such Subsidiary (including any branch thereof) in any of the jurisdictions or administrative regions in which such Subsidiary conducts its business.
     “Designated Entity” means, at any time, (i) each of Star, Edison, Nan Shan, ILFC and each successor thereto, (ii) if at such time AIG is the Controlling Party under and as defined in the Credit Agreement dated as of December 12, 2008 among Maiden Lane II LLC, as Borrower, the FRBNY as Controlling Party and as Senior Lender and the Bank of New York Mellon as Collateral Agent, Maiden Lane II and each successor thereto and (iii) if at such time AIG is the Controlling Party under and as defined in the Maiden Lane III Master Agreement, Maiden Lane III and each successor thereto.

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     “Designated Interests” means the Nan Shan Interests, Star Interests, Edison Interests, ILFC Interests, Maiden Lane II Interests or Maiden Lane III Interests, as applicable.
     “Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to September 13, 2014, or (ii) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (a) debt securities or (b) any Equity Interest referred to in clause (i) above.
     “Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary.
     “Edison” means AIG Edison Life Insurance Company.
     “Edison Interests” means the Equity Interests of Edison held by AIG or any of its Subsidiaries.
     “EESA” means the Emergency Economic Stabilization Act of 2008 (P.L. 110-343), as amended, as the same may be further amended from time to time.
     “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in, or equity securities of, any Person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest or equity security.
     “Escrow Accounts” has the meaning ascribed to such term in the Waiver Agreement.
     “Existing Series F Purchase Agreement” means the Securities Purchase Agreement dated as of April 17, 2009 between AIG and the UST relating to the Series F Preferred Stock as in effect prior to the amendment and restatement of such agreement at the Closing in accordance with Section 4.04.
     “Fair Market Value” means, with respect to any asset or Person at any time, the fair market value of such asset or Person at such time as reasonably determined in good faith by the AIG Board.
     “Financial Officer” of any Person means the chief financial officer, head of finance, principal accounting officer, treasurer or controller of such Person.

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     “Fitch” means Fitch Inc., or any successor thereto.
     “Foreign Subsidiary” means any Subsidiary that is a “controlled foreign corporation” within the meaning of the Code. For this purpose, a “controlled foreign corporation” includes any Subsidiary substantially all of the assets of which are the stock of one or more controlled foreign corporations.
     “FRBNY Credit Facility” means the Credit Agreement dated as of September 22, 2008 between AIG and the FRBNY.
     “FRBNY Guarantee and Pledge Agreement” means the Guarantee and Pledge Agreement dated as of September 22, 2008 among AIG, the Guarantors party thereto and the FRBNY as secured party.
     “FRBNY SPV Payoff Amount” means, with respect to either SPV, an amount as adjusted from time to time equal to (i) the AIA Liquidation Preference or the ALICO Liquidation Preference, as applicable, of the AIA/ALICO Preferred Units of such SPV held by the FRBNY immediately after the Closing, plus (ii) a return of five percent (5%) per annum until September 22, 2013, and thereafter nine percent (9%) per annum, on the average daily balance (other than any portion thereof representing an accrued but uncompounded return in accordance with this clause (ii), and, for the avoidance of doubt, giving effect to any reductions thereto pursuant to the following clause (iii)) of the FRBNY SPV Payoff Amount from the Closing Date to but not including the date of determination, accrued daily and compounded quarterly on the same date as the preferred returns on such AIA/ALICO Preferred Units, minus (iii) the aggregate amount of any SPV Distributions received by the FRBNY in respect of the AIA/ALICO Preferred Units of such SPV held by the FRBNY from the Closing Date to the date of determination, including (a) pursuant to Section 4.03 hereof or (b) as a result of one or more purchases of such AIA/ALICO Preferred Units pursuant to Section 2.06(f) or Section 2.07 of the Amended and Restated Purchase Agreement.
     “GAAP” means generally accepted accounting principles in the United States.
     “Governmental Entity” means any national, regional, local or foreign governmental, legislative, judicial, administrative or regulatory authority, agency, commission, body, court or entity.
     “Guarantee” of or by any Person means any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (ii) to

9

purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness or other obligation or (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.
     “ILFC” means International Lease Finance Corporation, a California corporation.
     “ILFC Interests” means the Equity Interests of ILFC held by AIG or any of its Subsidiaries.
     “Indebtedness” means, without duplication, with respect to any Person, all liabilities, obligations and indebtedness for borrowed money of such Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property or services, excluding purchases of merchandise and services in the ordinary course of business consistent with past practice, but including (i) all obligations and liabilities of any Person secured by any Lien on such Person’s property, even though such Person shall not have assumed or become liable for the payment thereof (except unperfected Permitted Liens incurred in the ordinary course of business and not in connection with the borrowing of money); (ii) all obligations and liabilities of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; (iii) all obligations and liabilities created or arising under any conditional sale or other title retention agreement with respect to property used or acquired by such Person, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; (iv) all obligations and liabilities under Guarantees by such Person of Indebtedness of another Person; (v) all obligations and liabilities of such Person in respect of letters of credit, bankers’ acceptances or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (vi) all obligations of such Person evidenced by bonds, notes, debentures, or similar instruments; (vii) all obligations of such Person with respect to deposits or advances of any kind; (viii) all Synthetic Lease Obligations of such Person, (ix) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests of such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends (other than capital contributions or similar

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payments (or commitments therefor) in respect of limited partner or similar interests held by such Person in an investment vehicle or fund), (x) all obligations of such Person in respect of Disqualified Stock, and (xi) the Indebtedness of any partnership (other than Indebtedness that is nonrecourse to such Person) in which such Person is a general partner. Notwithstanding anything herein to the contrary, Indebtedness shall not include (a) any obligation of any Person to make any payment, hold funds or securities in trust or to segregate funds or securities for the benefit of one or more third parties (including any policyholder, pension fund or mutual fund shareholder or unitholder) pursuant to any insurance or reinsurance contract, annuity contract, variable annuity contract, unit-linked or mutual fund account or other similar agreement or instrument; or any pension fund or mutual fund contract; or any capital redemption contract or suretyship contract issued pursuant to its insurance business license in the ordinary course of business; (b) any Indebtedness issued, assumed, guaranteed or otherwise incurred by any Regulated Subsidiary, for or on behalf of any separate account of such Regulated Subsidiary, in respect of which the recourse of the holder of such Indebtedness is limited to assets of such separate account; (c) any Indebtedness that is secured by a real property mortgage under which the recourse of the lender is limited to the relevant real property other than recourse liability for customary “bad boy” acts; (d) the obligations of any investment funds controlled by any Designated Entity (where “control” means the possession by such Designated Entity, directly or indirectly, of the power to direct or cause the direction of the management and policies of such investment funds, whether through the ownership of voting Equity Interests, by contract or otherwise) that would be considered as liabilities of such Designated Entity on the consolidated financial statements prepared in accordance with GAAP applicable to such Designated Entity, but not, for the sake of clarity, in respect of indebtedness for borrowed money; (e) obligations under Swap Contracts; (f) obligations under or arising out of any employee benefit plan, employment contract or other similar arrangement in existence as of the date hereof; or (g) obligations under any severance or termination of employment agreement or plan. For the avoidance of doubt, Indebtedness shall not include statutory liens incurred or advances or deposits or other security granted to any Governmental Entity in connection with a governmental authorization, registration, filing, license, permit or approval in the ordinary course of business consistent with past practice.
     “Initial Public Offering” means, with respect to any Designated Entity, any initial underwritten sale of Equity Interests of such Designated Entity, any other Person owning all or substantially all of the assets of the Designated Entity and its Subsidiaries, taken as a whole, or any Person formed solely for the purpose of owning all of the Equity Interests of the Designated Entity, in each case, pursuant to (i) an effective registration statement under the 1933 Act filed with the SEC on Form S-1 or Form F-1 (or a successor form) after which sale such Equity Interests are listed or quoted on a national securities exchange or an established foreign securities exchange or authorized to be quoted on an inter-

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dealer quotation system of a registered national securities association or (ii) a listing on any internationally recognized foreign stock exchange.
     “Insurance License” means any license, certificate of authority, permit or other authorization that is required to be obtained from any Governmental Entity in connection with the operation, ownership or transaction of the business of insurance or reinsurance.
     “Insurance Subsidiary” means, with respect to any Person, any Subsidiary of such Person that is required to be licensed as an insurer or reinsurer.
     “Intercompany Guarantee and Pledge Agreement” means the Guarantee, Pledge and Proceeds Application Agreement dated as of the Closing Date among AIG, the AIA SPV, the ALICO SPV and the guarantors party thereto, substantially in the form of Exhibit B.
     “knowledge of AIG” means the actual knowledge as of the date hereof (other than in respect of Section 9.05) after reasonable inquiry of any of the individuals listed in Section 1.01(A) of the AIG Disclosure Schedule.
     “Law” means any federal, state, local or foreign law, statute or ordinance, or any rule, regulation, judgment, order, writ, injunction, ruling, decree or agency requirement of any Governmental Entity. For the sake of clarity, the term “Laws” includes without limitation: (i) any applicable anti-corruption laws relating to the offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any government official, (ii) any applicable laws or sanctions administered by the UST’s Office of Foreign Assets Control, the United Nations Security Council or other relevant sanctions authority relating to dealings or transactions with any Person, in any country or territory, that at the time of the dealing or transaction is or was the subject of sanctions, (iii) any applicable anti-money laundering laws and regulations, and (iv) any applicable U.S. anti-boycott laws and regulations.
     “Lien” means, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
     “Loans” has the meaning ascribed to such term in the FRBNY Credit Facility.
     “Maiden Lane II” means Maiden Lane II LLC, a Delaware limited liability company.

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     “Maiden Lane II Interests” means the Equity Interests of Maiden Lane II and any contractual rights to receive the proceeds of assets held by Maiden Lane II, in each case held by AIG or any of its Subsidiaries.
     “Maiden Lane III” means Maiden Lane III LLC, a Delaware limited liability company.
     “Maiden Lane III Interests” means the Equity Interests of Maiden Lane III and any contractual rights to receive the proceeds of assets held by Maiden Lane III, in each case held by AIG or any of its Subsidiaries.
     “Maiden Lane III Master Agreement” means the Master Investment and Credit Agreement dated as of November 25, 2008 among Maiden Lane III LLC, the FRBNY as Controlling Party and as Senior Lender, AIG as Equity Investor and the Bank of New York Mellon as Collateral Agent, as amended from time to time.
     “Material Adverse Regulatory Event” means the occurrence of any of the following events: (i) the applicable Department of any Material Insurance Subsidiary or a court of competent jurisdiction finds that any Material Insurance Subsidiary is in hazardous financial condition or is insolvent, (ii) any Material Insurance Subsidiary is required to comply with any letter, bulletin or order of a state insurance regulator materially restricting its operations or business, or AIG or any of its Subsidiaries enters into an agreement (whether oral or written) with any state insurance regulator for substantially the same purpose, (iii) any insurance commissioner or other state insurance regulatory official intervenes in the management of the business of any Material Insurance Subsidiary, or AIG or any of its Subsidiaries otherwise intentionally facilitates or takes any affirmative action towards facilitating, such intervention, (iv) any Material Insurance Subsidiary becomes subject to orders of supervision, conservation, rehabilitation or liquidation, by agreement or otherwise, or has a receiver or supervisor appointed or (v) any material Insurance License of any Material Insurance Subsidiary is suspended or revoked and such suspension or revocation continues for 30 days, or any renewal application by any Material Insurance Subsidiary for any material Insurance License is disapproved or ultimately fails to be approved.
     “Material Insurance Subsidiary” means any Insurance Subsidiary of AIG that owns (i) total assets in excess of $75,000,000 or (ii) Equity Interests in or Indebtedness of any other Subsidiary described in clause (i).
     “Material Subsidiary” means any Subsidiary of any Person that would constitute a “significant subsidiary” of such Person within the meaning of Rule 1-02 of Regulation S-X under the 1934 Act if such Person’s Equity Interests were registered under the 1934 Act.
     “MetLife” means MetLife, Inc., a Delaware corporation.

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     “MetLife Purchase Agreement” means the Stock Purchase Agreement dated as of March 7, 2010 among the ALICO SPV, AIG and MetLife (for clarity, giving effect to any changes to the terms thereof set forth in the MetLife Waiver).
     “MetLife Waiver” means the letter agreement dated as of October 29, 2010 among AIG, the ALICO SPV and MetLife.
     “Monetization Transaction” means, with respect to any Designated Entity at any time, either a Sale of the Company or an Initial Public Offering, which, in the case of an Initial Public Offering, results in an aggregate payment in respect of the SPV Intercompany Loans and/or SPV Capital Contributions at least equal to the lesser of (i) the Aggregate AIA/ALICO Liquidation Preference (plus the aggregate preferred returns earned on the AIA/ALICO Preferred Units of both SPVs since the most recent fiscal quarter then ended) at such time and (ii) fifty percent (50%) (or such lesser percentage as may be determined by the Rights Holder) of the Fair Market Value of such Designated Entity at such time.
     “Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.
     “NAIC” means the National Association of Insurance Commissioners or any successor thereto, or in the absence of the National Association of Insurance Commissioners or such successor, any other association, agency or other organization performing advisory, coordination or other like functions among Departments, insurance commissioners and similar Governmental Entities of the various states of the United States toward the promotion of uniformity in the practices of such Governmental Entities.
     “Nan Shan” means Nan Shan Life Insurance Company, Ltd., a Taiwan limited company.
     “Nan Shan Interests” means the Equity Interests of Nan Shan held by AIG or any of its Subsidiaries.
     “Net ILFC Indebtedness” means Consolidated Indebtedness (as such term is defined in the $2,500,000,000 Five-Year Revolving Credit Agreement dated as of October 13, 2006 among ILFC, the banks named therein and Citicorp USA, Inc., as administrative agent) minus cash and cash equivalents on hand of ILFC and its Subsidiaries.
     “Net Proceeds” has the meaning ascribed to such term in the Intercompany Guarantee and Pledge Agreement.
     “1933 Act” means the U.S. Securities Act of 1933, as amended.
     “1934 Act” means the U.S. Securities Exchange Act of 1934, as amended.

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     “Outstanding Hybrid Securities” means equity units, junior subordinated debt or trust preferred securities issued by AIG or any of its Subsidiaries having hybrid equity treatment from major rating agencies and outstanding as of the date hereof.
     “Permitted Lien” means, with respect to any Person, (i) any lien that secures debt that is reflected on the financial statements of such Person previously provided or made available to the FRBNY and the UST; (ii) any lien for taxes, assessments or other governmental charges or levies that are not yet due or payable or that are being contested in good faith by appropriate proceedings; (iii) any statutory lien of a landlord and any lien of a carrier, warehouseman, mechanic, materialman, repairman and any other lien imposed by applicable Law for amounts not yet due; (iv) any lien incurred or deposit made to a Governmental Entity in connection with a governmental authorization, registration, filing, license, permit or approval; (v) any lien incurred or deposit made in the ordinary course of the business of such Person or any Subsidiary thereof in connection with workers’ compensation, unemployment insurance or other types of social security; (vi) any defect of title, easement, right-of-way, covenant, restriction or other similar charge or encumbrance not materially interfering with the ordinary conduct of business or which is shown by a current title report or other similar report or listing previously provided or made available to the FRBNY and the UST; (vii) any lien not created by such Person or any Subsidiary thereof that affects the underlying fee interest of any leased real property; (viii) any lien incurred in the ordinary course of the business of such Person or any Subsidiary thereof securing obligations or liabilities that are not individually or in the aggregate material to the relevant asset or property, respectively; (ix) any license, agreement, settlement, consent, covenant not to assert or other arrangement entered into in the ordinary course of the business of such Person or any Subsidiary thereof; (x) any zoning, building or other generally applicable land use restriction; (xi) any lien that has been placed by a third party on the fee title of the real property constituting the leased real property or real property over which such Person or any Subsidiary thereof has easement rights; (xii) any lease or similar agreement affecting the real property owned by such Person or any Subsidiary thereof, provided that such lease or agreement has been provided or made available to the FRBNY and the UST; (xiii) any lien or other restriction on transfer imposed by applicable insurance Laws; (xiv) any pledge or other collateral assignment of assets, including by means of a credit for reinsurance trust, to or for the benefit of cedents under reinsurance written by each of such Person and any Subsidiary thereof that is an insurance company, for purposes of statutory accounting credit; (xv) any lien granted under securities lending and borrowing agreements, repurchase and reverse repurchase agreements and derivatives entered into in the ordinary course of the business of such Person or any Subsidiary thereof; (xvi) any clearing or settlement lien on securities and other investment properties incurred in the ordinary course of clearing and settlement transactions in such securities and other investment properties and the holding of legal title or other interests in securities or other investment properties

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by custodians or depositories in the ordinary course of the business of such Person or any Subsidiary thereof; (xvii) any agreement with any Governmental Entity or any public utility or private supplier of services, including any subdivision agreement, development agreement and site control agreement (provided, however, that any such agreements do not materially interfere with the ordinary conduct of business of such Person or any Subsidiary thereof); (xviii) any right of the owners of any mineral rights (provided, however, that any such rights do not materially interfere with the ordinary conduct of business of such Person or any Subsidiary thereof); (xix) any reservation, limitation, appropriation, proviso or condition in any original grant from the crown or the relevant Governmental Entity, native land claim or statutory exception to title; and (xx) any lien granted by AIG or any one or more of its Subsidiaries pursuant to (a) the FRBNY Guarantee and Pledge Agreement, (b) the FRBNY Credit Facility, (c) the Intercompany Guarantee and Pledge Agreement or (d) any of the other Transaction Documents or any other action required to be taken or agreement required to be made to give effect to transactions contemplated by the Transaction Documents.
     “Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Previously Disclosed” means information: (i) set forth or incorporated in AIG’s Annual Report on Form 10-K for the most recently completed fiscal year filed with the SEC prior to the date hereof (the “Last Fiscal Year”) or in its other publicly available reports and forms filed with or furnished to the SEC under Sections 13(a), 14(a) or 15(d) of the 1934 Act on or after the last day of the Last Fiscal Year and prior to the date hereof (it being understood and agreed that any information contained in any part of any such reports and forms shall only be deemed to be an exception to (or a disclosure for purposes of) AIG’s representations and warranties if the relevance of that information as an exception to (or a disclosure for purposes of) such representations and warranties would be readily apparent to a person who has read that information concurrently with such representations and warranties, without any independent knowledge on the part of the reader regarding the matter(s) so disclosed; provided that, for purposes of Section 5.19, such information shall also include information set forth or incorporated in Annual Reports on Form 10-K or other publicly available reports and forms filed with or furnished to the SEC under Sections 13(a), 14(a) or 15(d) of the 1934 Act filed with the SEC on or after January 1, 2008; and, provided, further, that in no event shall any information contained in any part of any such report or form entitled “risk factors” or containing a description or explanation of “forward-looking statements” be deemed to be an exception to (or a disclosure for purposes of) any representations and warranties of AIG contained in this Agreement); or (ii) set forth in the AIG Disclosure Schedule (it being understood and agreed that disclosure of any item in any section or subsection of the AIG Disclosure Schedule shall be deemed disclosed with respect to any other section

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or subsection of the AIG Disclosure Schedule but only to the extent that the relevance of such item is readily apparent).
     “Public Offering” means any public sale of Equity Interests of any Designated Entity or any Material Subsidiary thereof.
     “Quarterly Statement” means the quarterly statutory financial statement of any Insurance Subsidiary of AIG required to be filed with the insurance commissioner (or similar authority) of its jurisdiction of organization or, if no specific form is so required, in the form of financial statements permitted by such insurance commissioner (or such similar authority) to be used for filing quarterly statutory financial statements and containing the type of financial information permitted by such insurance commissioner (or such similar authority) to be disclosed therein, together with all exhibits or schedules filed therewith.
     “Registration Rights Agreement” means the Registration Rights Agreement dated as of the Closing Date between AIG and the UST, substantially in the form of Exhibit E.
     “Regulated Subsidiary” means each Subsidiary of any Designated Entity that is regulated by a Department.
     “Reinsurance Agreement” means any agreement, contract, treaty, certificate or other arrangement by which any Insurance Subsidiary of AIG agrees to transfer or cede to another insurer that is not an Affiliate of AIG all or part of the liability assumed or assets held by it under one or more insurance, annuity, reinsurance or retrocession policies, agreements, contracts, treaties, certificates or similar arrangements. Reinsurance Agreements shall include, but not be limited to, any agreement, contract, treaty, certificate or other arrangement that is treated as such by the applicable Department.
     “Relevant TARP Period” means the period commencing on the Closing Date during which any obligation of AIG or any of its Subsidiaries arising from financial assistance provided under TARP remains outstanding within the meaning of the Compensation Regulations (including any period during which the U.S. Government owns (i) any Series G Preferred Stock, (ii) any AIG Common Stock issued in exchange for the Series E Preferred Stock, the Series F Preferred Stock or the Series G Preferred Stock or (iii) any AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests, but excluding any period during which the U.S. Government only holds warrants to purchase AIG Common Stock).
     “Responsible Officer” of any Person means any executive officer or Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

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     “Rights Holder” means (i) the FRBNY (after prior consultation with the UST), for so long as the FRBNY owns or holds any AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests, (ii) thereafter, the UST, for so long as the UST owns or holds any AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests and (iii) thereafter, if applicable, (A) any other department or agency of the U.S. Government that acquires and owns or holds any AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests and/or (B) any Person, directly or indirectly, wholly-owned by, or any trust or similar Person established solely to hold such AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests on behalf of, the FRBNY, the UST or any other department or agency of the U.S. Government; provided that if more than one Person other than the FRBNY and the UST holds AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests in the circumstances described in the foregoing clause (iii), the Rights Holder, if any, shall be the Person(s) holding AIA/ALICO Preferred Units representing more than fifty percent (50%) of the then Aggregate AIA/ALICO Liquidation Preference.
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.
     “Sale of the Company” means, with respect to a Designated Entity, (i) any sale, merger, consolidation, business combination or other similar transaction or series of related transactions (other than an Initial Public Offering) involving, directly or indirectly, such Designated Entity, as a result of which a Person or group of Persons other than AIG and any of its Affiliates own, directly or indirectly, fifty percent (50%) or more of the voting power of such Designated Entity or the surviving or resulting Person thereof or (ii) the sale or transfer of all or substantially all of the assets of the Designated Entity and its Subsidiaries, taken as a whole, in a single transaction or a series of related transactions.
     “SAP” means, with respect to any Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the insurance commissioner (or other similar authority) in the domicile of such Insurance Subsidiary for the preparation of annual statements and other financial reports by insurance companies of the same type as such Insurance Subsidiary, which are applicable to the circumstances as of the date of filing of such statement or report.
     “Securities Lending Program” means any securities lending program established by a Designated Entity or any of its Subsidiaries as set forth in Section 8.01(a) of the AIG Disclosure Schedule.
     “SEC” means the Securities and Exchange Commission.
     “Series C Preferred Stock” means the Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, of AIG.

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     “Series E Preferred Stock” means the Series E Fixed Rate Non-Cumulative Preferred Stock, par value $5.00 per share, of AIG.
     “Series F Drawdown Right” has the meaning ascribed to “Commitment” in the Existing Series F Purchase Agreement.
     “Series F Exchanged Shares” has the meaning ascribed to such term in the Amended and Restated Purchase Agreement.
     “Series F Preferred Stock” means the Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, of AIG.
     “Series G Certificate of Designations” means the form of certificate of designations attached as Annex A to the Amended and Restated Purchase Agreement setting forth the rights, preferences and privileges of the Series G Preferred Stock.
     “Series G Drawdown Right” has the meaning ascribed to “Draw Down Right” in the Amended and Restated Purchase Agreement.
     “Series G Preferred Stock” means the new series of preferred stock of AIG designated as the “Series G Cumulative Mandatory Convertible Preferred Stock”, par value $5.00 per share, issuable at the Closing in accordance with the Amended and Restated Purchase Agreement and having the rights, preferences and privileges set forth in the Series G Certificate of Designations.
     “Solvent” means, with respect to any Person on any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
     “SPV Distribution” means any dividend, distribution or other payment of any kind or character in respect of any AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests.
     “SPV LLC Agreement” means the AIA SPV LLC Agreement or the ALICO SPV LLC Agreement, as applicable.

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     “Star” means AIG Star Life Insurance Co., Ltd., a Japan limited liability partnership.
     “Star-Edison Purchase Agreement” means the Stock Purchase Agreement dated as of September 30, 2010 between AIG and Prudential Financial, Inc.
     “Star-Edison Transaction Agreements” has the meaning ascribed to “Transaction Agreements” in the Star-Edison Purchase Agreement.
     “Star Interests” means the Equity Interests of Star held by AIG or any of its Subsidiaries.
     “Subject Securities” means (i) with respect to the AIA SPV, any Equity Interests of AIA (and any securities issued or issuable in respect thereof by way of conversion, exchange, stock dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise) held by the AIA SPV or any of its Subsidiaries and (ii) with respect to the ALICO SPV, the Non-Cash Consideration (as such term is defined in the MetLife Purchase Agreement) (and any securities issued or issuable in respect of such Non-Cash Consideration by way of conversion, exchange, stock dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise) held by the ALICO SPV or any of its Subsidiaries.
     “Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company or other entity (i) of which more than fifty percent (50%) of the interest in the capital or profits of such corporation, partnership, joint venture or limited liability company or (ii) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is at the time, directly or indirectly owned by such Person and/or one or more subsidiaries thereof; provided, however, that neither AIG Global Asset Management Holdings Corp. and its subsidiaries nor any investment vehicle managed by AIG or any of its Affiliates and created or invested in the ordinary course of its or their respective investment management shall be a Subsidiary of AIG or any of its Affiliates for purposes of this Agreement.
     “Swap Contract” means (i) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, emission rights, spot contracts, or any other similar transactions

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or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement and (ii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided that Swap Contracts shall not include (a) the stock purchase contracts that constitute a component of Outstanding Hybrid Securities issued in the form of equity units, (b) any right, option, warrant or other award made under an employee benefit plan, employment contract or other similar arrangement or (c) any right, warrant or option or other convertible or exchangeable security or other instrument issued by AIG or any Subsidiary or Affiliate of AIG or any Subsidiary for capital raising purposes.
     “Synthetic Lease” means, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is accounted for as an operating lease under GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.
     “Synthetic Lease Obligations” means, as to any Person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such Person in accordance with GAAP if such obligations were accounted for as Capital Lease Obligations.
     “TARP” means the Troubled Asset Relief Program established under EESA.
     “Transaction Documents” means (i) this Agreement, (ii) the Waiver Agreement, (iii) the Amended and Restated Purchase Agreement, (iv) the AIA SPV Intercompany Loan Agreement, (v) the ALICO SPV Intercompany Loan Agreement, (vi) the Intercompany Guarantee and Pledge Agreement, (vii) the Registration Rights Agreement, (viii) the Warrant Letter Agreement, (ix) the Warrant Agreement and (x) the Trust Agreement.
     “Trust” means the trust designated as the AIG Credit Facility Trust established for the sole benefit of the United States Treasury under the Trust Agreement.
     “Trust Agreement” means the AIG Credit Facility Trust Agreement dated as of January 16, 2009 among the FRBNY and Jill M. Considine, Chester B. Feldberg and Douglas L. Foshee, as trustees.

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     “Trustee” means any current, former or future trustee of the Trust acting in his or her capacity as such trustee.
     “Waiver Agreement” means the letter agreement dated as of October 28, 2010 among AIG, the ALICO SPV, the AIA SPV and the FRBNY.
     “Warrant Agreement” means the warrant agreement to be dated prior to the Closing Date, substantially in the form of Exhibit F.
     “Warrant Letter Agreement” means the letter agreement dated as of the Closing Date between AIG and the UST, substantially in the form of Exhibit G.
     “Wholly Owned Subsidiary” means, with respect to any specified Person, a Subsidiary of such Person of which securities (except directors’ qualifying shares) or other ownership interests representing one hundred percent (100%) of the Equity Interests of such Subsidiary are, at the time any determination is being made, owned, controlled or held by such Person or one or more wholly owned Subsidiaries of such Person or by such Person and one or more wholly owned Subsidiaries of such Person.
     (b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
AIA/ALICO Purchase Price	4.02	(a)
AIA IPO	7.03	(b)(iii)
AIA SPV	Preamble
AIA SPV Closing Tax Estimate	3.03	(c)
AIG	Preamble
AIG Board	5.05	(c)
AIG Financial Statements	5.10
AIG Information Statement	9.02	(b)(i)
AIG Reports	5.12	(a)
AIG Stockholder Approval	5.05	(a)
ALICO Indemnification Claim	7.09	(b)
ALICO Indemnity Capital Contribution	7.09	(a)(i)
ALICO Post-Closing Payment	7.09	(a)(i)
ALICO SPV	Preamble
ALICO SPV Closing Tax Estimate	3.03	(c)
ALICO True-Up Letter	3.03	(b)
Bankruptcy Exceptions	5.04
Business Combination	12.06	(b)(ii)
Business Plan	8.02	(a)
Capitalization Date	5.02	(a)
Closing	2.01
Compelled Disposal Entity	8.06

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Term	Section
Compelled Monetization Notice	8.06
Compelled Monetization Transaction	8.06
Consent Request Contact	8.01	(b)
Contract Price	8.01	(a)(v)
Covered Employee	6.03	(b)
Designated Cash Proceeds	3.02	(b)(ii)
Designated Cash Proceeds Escrow Account	3.02
Designated Cash Escrowed Funds	3.02	(c)
Disposition Demand	7.03	(b)(iii)
Disposition Demanding Member	7.03	(b)(iii)
EDGAR	6.01	(e)
End Date	11.01	(b)(i)
Equity Consideration	7.09	(a)(i)
ERISA	5.18	(a)
Exchanged Securities	5.03
Foreclosure Payment	7.10	(b)
FRBNY	Preamble
FRBNY Payoff Time	4.03
Global Coordinators	8.07	(a)
Indemnitee	9.07	(a)
Investment Bank	8.06
Losses	9.08	(b)
Observers	6.05
Payoff Letter	3.01	(c)(ii)
Payoff Reduction	7.10	(a)(i)
Permits	5.17
Plan	5.18
Proprietary Rights	5.25	(a)
Purchased AIA/ALICO Preferred Units	4.02
Recapitalization	Recitals
Regulatory Agreement	5.23
Required Regulatory Approvals	10.01	(d)
Retained Right	7.03	(a)(i)
Senior Executive Officers	6.03	(b)(i)
Senior Partners	6.03	(b)(i)
Series C Exchanged Shares	4.05
Series E Exchanged Shares	4.06
Series F Closing Drawdown Amount	4.01	(b)
Series G Designated Amount	4.01	(a)
Significant Action	8.01	(a)
Significant Action Request Notice	8.01	(b)
Special Dividend	9.04
SPVs	Preamble
SPV Capital Contribution	3.04
SPV Intercompany Loan	3.03	(a)

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Term	Section
SPV Section 338 Payment Amount	7.09	(a)
Stock Issuance	5.05	(a)
Tax	5.19
Trust Indemnitee	9.08	(b)
Trust Policy	9.09	(a)
Trust Written Consent	9.02	(a)
UST	Preamble
Waived Amounts	3.03	(a)
Warrants	9.04
     Section 1.02. Other Definitional and Interpretative Provisions. When a reference is made in this Agreement to “recitals,” “Articles,” “Sections,” “Exhibits,” or “Annexes” such reference shall be to a recital, Article or Section of, or Exhibit or Annex to, this Agreement, including any Section of the AIG Disclosure Schedule. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to “herein”, “hereof”, “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless expressly stated otherwise herein. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person.
ARTICLE 2
The Closing
     Section 2.01. Closing. The closing of the Recapitalization (the “Closing”) shall take place in New York City at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York, 10017 as soon as possible, but in any event no later than five Business Days after the date the

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conditions set forth in Article 10 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place, at such other time or on such other date as AIG, the FRBNY, the UST and the Trust may mutually agree.
     Section 2.02. Order of Completion of Transactions. The transactions to be effected at the Closing pursuant to the Transaction Documents shall occur in the order listed below, all of which will be deemed to occur contemporaneously at the Closing:
     (a) The Waived Amounts will be released from the Escrow Accounts pursuant to Section 3.03, the SPVs will make SPV Intercompany Loans to AIG in accordance with, and in the amounts specified in, Section 3.03, and the remaining Waived Amounts, if any, will be distributed and/or otherwise dealt with at the Closing in accordance with Section 3.03;
     (b) All outstanding Loans together with accrued and unpaid interest thereon and any other amounts outstanding under the FRBNY Credit Facility at or as of the Closing (including any fees or other amounts that may become due upon termination of the FRBNY Credit Facility) will be repaid by AIG in full in accordance with Section 3.01;
     (c) All Designated Cash Escrowed Funds will be released from escrow and applied at the Closing in accordance with Section 3.02 to repay a portion of the SPV Intercompany Loans, and to be distributed and/or otherwise dealt with in accordance with the AIA SPV LLC Agreement, the ALICO SPV LLC Agreement, Section 4.03 hereof and the Intercompany Guarantee and Pledge Agreement, as applicable;
     (d) AIG will draw the Series F Closing Drawdown Amount in accordance with Section 4.01(b);
     (e) AIG will deliver the AIA/ALICO Purchase Price to the FRBNY and the FRBNY will deliver all of the Purchased AIA/ALICO Preferred Units to AIG in each case in accordance with Section 4.02;
     (f) AIG will issue the Series C Exchanged Shares to the Trust in exchange for the Trust delivering all of the shares of Series C Preferred Stock to AIG in accordance with Section 4.05;
     (g) AIG, the UST and the FRBNY will enter into the Amended and Restated Purchase Agreement pursuant to Section 4.04 and simultaneously therewith, and in accordance with the terms and subject to the conditions set forth in the Amended and Restated Purchase Agreement, (i) the shares of Series F Preferred Stock will be exchanged with AIG for the Purchased AIA/ALICO

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Preferred Units, shares of Series G Preferred Stock (if applicable) and the Series F Exchanged Shares and (ii) if applicable, a portion of the Series F Drawdown Right will be exchanged for the Series G Drawdown Right;
     (h) AIG will issue the Series E Exchanged Shares to the UST in exchange for the UST delivering all of the shares of Series E Preferred Stock to AIG in accordance with Section 4.06; and
     (i) The Trust will deliver the Series C Exchanged Shares pursuant to Section 9.08(f), and the Trust shall terminate, in accordance with the terms of the Trust Agreement.
     Section 2.03. Closing Deliverables. Upon the terms and subject to the conditions set forth in this Agreement:
     (a) AIG Closing Deliverables. At the Closing, AIG will deliver, or cause to be delivered, the following documents or instruments:
     (i) AIG will deliver to the Trust certificates in proper form evidencing the Series C Exchanged Shares;
     (ii) AIG will deliver to the UST certificates in proper form evidencing the Series E Exchanged Shares;
     (iii) AIG will deliver to the UST certificates in proper form evidencing the Series F Exchanged Shares;
     (iv) AIG will deliver to the UST certificates in proper form evidencing the shares, if any, of Series G Preferred Stock to be issued;
     (v) AIG will deliver to the UST certificates in proper form evidencing the Purchased AIA/ALICO Preferred Units duly endorsed or accompanied by proper evidence of transfer and assignment;
     (vi) AIG shall cause each SPV to update Schedule I to its SPV LLC Agreement and its books and records to reflect the transfer of the Purchased AIA/ALICO Preferred Units in accordance with this Agreement and the Amended and Restated Purchase Agreement;
     (vii) AIG will deliver to the other parties counterparts to each of the Transaction Documents to be entered into at the Closing to which AIG and/or any of the SPVs is a party executed by AIG and/or one or both of the SPVs, as applicable;
     (viii) AIG will provide the UST with evidence that the filing of the Series G Certificate of Designations has been accepted by the Secretary of State of the State of Delaware;

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     (ix) AIG will file a certificate of cancellation of the certificate of designations for each of the Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock with the Secretary of State of the State of Delaware;
     (x) in accordance with the Existing Series F Purchase Agreement, AIG will provide to the UST an outline, in a form reasonably satisfactory to the UST, of the expected uses by AIG of the Series F Closing Drawdown Amount;
     (xi) AIG will deliver to the FRBNY $500,000 by wire transfer of immediately available funds to an account designated by the FRBNY in writing prior to the Closing;
     (xii) AIG will deliver to the FRBNY, the UST and the Trust the certificate contemplated by Section 10.02(a)(iii);
     (xiii) AIG will deliver to the UST the written opinion contemplated by Section 10.02(c);
     (xiv) AIG will deliver to the Trust the written opinion contemplated by Section 10.02(d); and
     (xv) AIG will deliver to the UST a written opinion from counsel to AIG (which may be internal counsel), addressed to the UST and dated as of the Closing Date, in substantially the form attached as Annex C to the Existing Series F Purchase Agreement.
     (b) FRBNY Closing Deliverables. At the Closing, the FRBNY will deliver, or cause to be delivered, the following documents or instruments:
     (i) the FRBNY will deliver the Payoff Letter to AIG;
     (ii) the FRBNY will deliver to AIG certificates in proper form evidencing the Purchased AIA/ALICO Preferred Units duly endorsed or accompanied by proper evidence of transfer and assignment; and
     (iii) the FRBNY will deliver to the other parties counterparts to each of the Transaction Documents to be entered into at the Closing to which the FRBNY is a party executed by the FRBNY.
     (c) UST Closing Deliverables. At the Closing, the UST will deliver, or cause to be delivered, the following documents or instruments:
     (i) the UST will deliver to AIG the certificates for all of the shares of Series E Preferred Stock duly endorsed or accompanied by stock powers duly endorsed in blank;

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     (ii) in accordance with the Amended and Restated Purchase Agreement, the UST will deliver to AIG the certificates for all of the shares of Series F Preferred Stock duly endorsed or accompanied by stock powers duly endorsed in blank;
     (iii) the UST will deliver to the other parties counterparts to each of the Transaction Documents to be entered into at the Closing to which the UST is a party executed by the UST; and
     (iv) the UST will execute and deliver to AIG a joinder agreement to each of the SPV LLC Agreements in the form of Schedule VI to each such agreement.
     (d) Trust Closing Deliverables. At the Closing, the Trust will deliver, or cause to be delivered, the following documents or instruments:
     (i) the Trust will deliver to AIG the certificates for all of the shares of Series C Preferred Stock duly endorsed or accompanied by stock powers duly endorsed in blank;
     (ii) the Trust will deliver the certificates for the Series C Exchanged Shares received from AIG pursuant to Section 9.08(f) duly endorsed or accompanied by stock powers duly endorsed in blank;
     (iii) the Trust will deliver to the other parties counterparts to each of the Transaction Documents to be entered into at the Closing to which the Trust is a party executed by the Trustees acting on behalf of the Trust.
ARTICLE 3
Repayment of FRBNY Credit Facility; SPV Intercompany Loans; SPV
Capital Contributions
     Section 3.01. Repayment of FRBNY Credit Facility; Termination of FRBNY Credit Facility. (a) At the Closing, AIG shall repay, or cause to be repaid, any and all outstanding Loans together with accrued and unpaid interest thereon and any other amounts outstanding under the FRBNY Credit Facility (including any fees or other amounts that may become due upon termination of the FRBNY Credit Facility) at the Closing in accordance with and pursuant to the terms of the FRBNY Credit Facility.
     (b) AIG shall not (and shall not permit any of its Subsidiaries to) use either (i) without the prior written consent of the FRBNY and the UST, any proceeds of the Series F Drawdown Right or (ii) without the prior written consent (after prior consultation with the UST) of the FRBNY, cash distributions in respect of the Designated Interests and Net Proceeds from the sale or disposal of

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any of the Designated Interests (collectively, the “Designated Cash Proceeds”) to repay all or any portion of the amounts outstanding under the FRBNY Credit Facility at any time on or prior to the Closing. The FRBNY, as the lender under the FRBNY Credit Facility, hereby waives any requirement for the mandatory prepayment of the Loans and accrued and unpaid interest thereon arising from the receipt of the Designated Cash Proceeds for so long as this Agreement shall remain in effect.
     (c) At the Closing, subject to but immediately after giving effect to the repayment required by Section 3.01(a): (i) (A) the commitment under the FRBNY Credit Facility shall terminate (without regard to any provision thereof that requires advance notice of such termination), (B) the FRBNY Credit Facility shall terminate and be of no further force or effect except for provisions thereof (other than Section 5.11 thereof) that by their terms survive termination thereof, (C) all Liens granted by AIG and its Subsidiaries under or in connection with the FRBNY Credit Facility with respect to the assets of AIG and its Subsidiaries shall be terminated and released and (D) all guarantees made by AIG and its Subsidiaries to the FRBNY in connection with or with respect to the FRBNY Credit Facility shall terminate and be of no further force or effect; and (ii) the FRBNY shall deliver to AIG (A) a payoff letter executed by the FRBNY (the “Payoff Letter”) substantially in the form of Exhibit H, which will, among other things, confirm that the Release Conditions (as defined in the FRBNY Guarantee and Pledge Agreement) have been satisfied and provide authorization for the filing of all necessary UCC-3 termination statements, the termination of any control agreements relating to accounts of AIG and its Subsidiaries and other necessary documentation in connection with the release or termination of such Liens securing the FRBNY Credit Facility and (B) any collateral held in the possession of the FRBNY. The FRBNY, as the lender under the FRBNY Credit Facility, hereby waives (solely with respect to the repayment required by Section 3.01(a)) any requirement set forth in the FRBNY Credit Facility that AIG provide notice prior to prepayment of the Loans under the FRBNY Credit Facility. To the extent that the deliveries by the FRBNY or other actions under this Section 3.01(c) are insufficient to terminate and release any Lien granted by AIG and its Subsidiaries under or in connection with the FRBNY Credit Facility, or otherwise evidence the actions contemplated by this Section 3.01(c), the FRBNY agrees (at AIG’s sole cost and expense) to execute and deliver such forms, instruments or other documents as AIG may reasonably request and submit to the FRBNY or take any other action in furtherance of this Section 3.01(c) as AIG may reasonably request.
     Section 3.02. Designated Cash Proceeds Received Prior to Closing. AIG shall deposit, or cause to be deposited, all Designated Cash Proceeds received by AIG or any Guarantor or Pledgor (as such terms are defined in the Intercompany Guarantee and Pledge Agreement) prior to the Closing into an escrow account (the “Designated Cash Proceeds Escrow Account”) with the FRBNY to be held in escrow on the following terms:

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     (a) AIG hereby appoints the FRBNY as its agent, under Sections 3.02(d) and (e), to act in accordance with this Agreement and the FRBNY hereby accepts such appointment, provided that the FRBNY shall not owe any fiduciary duty to AIG in connection with such appointment;
     (b) the FRBNY shall (i) establish on its books the Designated Cash Proceeds Escrow Account and (ii) upon AIG’s notice to the FRBNY that it or any Guarantor or Pledgor (as such terms are defined in the Intercompany Guarantee and Pledge Agreement) expects to receive Designated Cash Proceeds, provide AIG with specific wiring instructions for such account;
     (c) as promptly as practicable (but in no event later than one Business Day) following the receipt by AIG or any Guarantor or Pledgor (as such terms are defined in the Intercompany Guarantee and Pledge Agreement) of any Designated Cash Proceeds (or, if such Designated Cash Proceeds were first received in a currency other than U.S. dollars, no later than seven (7) Business Days following the receipt thereof), AIG shall deposit or cause to be deposited all such Designated Cash Proceeds in the Designated Cash Proceeds Escrow Account (the “Designated Cash Escrowed Funds”);
     (d) unless otherwise agreed by the FRBNY, the UST and AIG, the Designated Cash Proceeds shall remain uninvested in the Designated Cash Proceeds Escrow Account; and
     (e) the FRBNY shall hold the Designated Cash Escrowed Funds in the Designated Cash Proceeds Escrow Account and shall release the Designated Cash Escrowed Funds only as follows:
     (i) at the Closing, in the order specified in Section 2.02, the Designated Cash Escrowed Funds shall be released from the Designated Cash Proceeds Escrow Account and applied as repayment of the amounts outstanding under the SPV Intercompany Loans (allocated between the SPVs in the same manner as Designated Cash Proceeds received following the Closing would be allocated pursuant to the Intercompany Guarantee and Pledge Agreement) and immediately thereafter, each SPV shall distribute the Designated Cash Escrowed Funds received in connection with such repayment in accordance with the AIA SPV LLC Agreement, the ALICO SPV LLC Agreement, Section 4.03 hereof and the Intercompany Guarantee and Pledge Agreement, as applicable; provided, however, that any amount of the Designated Cash Escrowed Funds that would not be required to be applied as repayment of the amounts outstanding under either SPV Intercompany Loan if received as Designated Cash Proceeds following the Closing, in accordance with Section 4(a) of the Intercompany Guarantee and Pledge Agreement, will instead be distributed to AIG;

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     (ii) if this Agreement shall terminate for any reason, then, with immediate effect, the Designated Cash Escrowed Funds shall be released from the Designated Cash Proceeds Escrow Account and applied to prepay outstanding Loans and accrued and unpaid interest thereon (with the remaining balance, if any, thereafter distributed to AIG) and simultaneously with such prepayment the Commitment under and as defined in the FRBNY Credit Facility shall be automatically and permanently reduced pursuant to the terms of the FRBNY Credit Facility as though such prepayment were a mandatory prepayment; and
     (iii) as otherwise agreed by the FRBNY, AIG and the UST.
     Section 3.03. SPV Intercompany Loans; Waiver Agreement. (a) At the Closing, all amounts subject to the Waiver Agreement and held in the Escrow Accounts immediately prior to the Closing (collectively, and together with all interest and profits, if any, earned thereon in accordance with the Waiver Agreement, the “Waived Amounts”) shall be released from the Escrow Accounts and (except, in the case of the ALICO SPV, for the ALICO True-Up Amount and the ALICO SPV Closing Tax Estimate and, in the case of the AIA SPV, the AIA SPV Closing Tax Estimate) shall be immediately advanced by the SPVs to AIG in the form of secured non-recourse intercompany loans (each, an “SPV Intercompany Loan”) having the terms set forth in the AIA SPV Intercompany Loan Agreement, in the case of the loan made by the AIA SPV, and the ALICO SPV Intercompany Loan Agreement, in the case of the loan made by the ALICO SPV; provided, however, that if the Waived Amounts (excluding the ALICO True-Up Amount, the ALICO SPV Closing Tax Estimate and the AIA SPV Closing Tax Estimate) are in excess of all outstanding Loans together with accrued and unpaid interest thereon and any other amounts outstanding under the FRBNY Credit Facility (including any fees or other amounts that may become due upon termination of the FRBNY Credit Facility), (i) the aggregate amount of the SPV Intercompany Loans shall be reduced by the amount of such excess (such reduction allocated to each SPV, unless otherwise agreed by the FRBNY and the UST in writing, on a pro rata basis based on the relative amounts held in each SPV’s Escrow Account (disregarding, in the case of the ALICO SPV, the ALICO True-Up Amount and the ALICO SPV Closing Tax Estimate and, in the case of the AIA SPV, the AIA SPV Closing Tax Estimate)) and (ii) any Waived Amounts (excluding the ALICO True-Up Amount, the ALICO SPV Closing Tax Estimate and the AIA SPV Closing Tax Estimate) that are not advanced to AIG as SPV Intercompany Loans shall be distributed and/or otherwise dealt with at the Closing to the members of each SPV in accordance with the AIA SPV LLC Agreement, the ALICO SPV LLC Agreement, Section 4.03 hereof and the Intercompany Guarantee and Pledge Agreement, as applicable.
     (b) At the Closing, a portion of the Waived Amounts equal to the ALICO True-Up Amount shall be distributed to AIG as payment pursuant to that certain letter agreement relating to the “True-Up Amount” dated as of June 28, 2010 among the ALICO SPV, AIG and the FRBNY (the “ALICO True-Up

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Letter”). For the avoidance of doubt, the amount distributed to AIG pursuant to the foregoing sentence shall not constitute Net Proceeds or otherwise be required to be used to repay either SPV Intercompany Loan. For so long as there is a Rights Holder, the ALICO SPV shall not make any payment (other than the ALICO True-Up Amount) pursuant to the ALICO True-Up Letter without the consent of the Rights Holder.
     (c) At least 10 Business Days prior to the Closing, AIG shall provide to the FRBNY and the UST a good faith estimate, which sets forth in reasonable detail the calculations giving rise to such estimate, of the Taxes to be paid in cash that are reasonably expected to be due on any deemed or actual income, interest or original issue discount required to be accrued on the ALICO SPV Intercompany Loan and the AIA SPV Intercompany Loan and the Escrow Accounts within the first 12 months following the Closing based on assumptions believed to be reasonable as of such date in light of conditions and facts then known (which estimate may, in the case of each SPV Intercompany Loan, be expressed as a formula based on the anticipated principal amount of such SPV Intercompany Loan at the Closing). Following the delivery of such estimate and prior to the Closing, AIG, the FRBNY and the UST shall negotiate in good faith and mutually agree in writing on the appropriate amount of an estimate for such Taxes with respect to each of the ALICO SPV and the AIA SPV based on assumptions believed to be reasonable as of such date in light of conditions and facts then known (such agreed amount, in the case of the ALICO SPV, the “ALICO SPV Closing Tax Estimate”, and, in the case of the AIA SPV, the “AIA SPV Closing Tax Estimate”). At the Closing, a portion of the Waived Amounts equal to the ALICO SPV Closing Tax Estimate and the AIA SPV Closing Tax Estimate shall be released to the ALICO SPV and the AIA SPV, respectively, and, notwithstanding anything in any Transaction Document to the contrary, retained by the ALICO SPV and the AIA SPV, as applicable, solely for future payment to the relevant taxing authorities (or in the case of the AIA SPV, to be distributed to AIG solely for purposes of such payment). Prior to the time that the AIA/ALICO Preferred Redemption has occurred with respect to both SPVs, at the request of either the Rights Holder or AIG, the Rights Holder and AIG shall reevaluate in good faith the remaining balance of the ALICO SPV Closing Tax Estimate and/or the AIA SPV Closing Tax Estimate and determine whether such remaining balance is sufficient to pay future Taxes to be paid in cash that are reasonably expected to be due on any deemed or actual income, interest or original issue discount required to be accrued on the ALICO SPV Intercompany Loan and the AIA SPV Intercompany Loan and the Escrow Accounts within the immediately succeeding 12-month period. If, in connection with such reevaluation, the Rights Holder and AIG shall determine in good faith, based on assumptions then believed to be reasonable in light of conditions and facts then known, that:
     (i) the remaining amount of the ALICO SPV Closing Tax Estimate or the AIA SPV Closing Tax Estimate, as the case may be, is not

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sufficient to pay such future Taxes that will reasonably be expected to be due within such immediately succeeding 12-month period, then the ALICO SPV or the AIA SPV, as applicable, shall be entitled (notwithstanding anything in any Transaction Document to the contrary) to withhold from future SPV Distributions by such SPV the aggregate amount of the agreed deficiency (which withheld amounts shall be added to, and retained for the same purpose as, the remaining balance of the ALICO SPV Closing Tax Estimate or the AIA SPV Closing Tax Estimate, as the case may be); or
     (ii) the remaining amount of the ALICO SPV Closing Tax Estimate or the AIA SPV Closing Tax Estimate, as the case may be, is in excess of such future Taxes that will reasonably be expected to be due within such immediately succeeding 12-month period, then the agreed excess amount shall be distributed in accordance with the relevant SPV LLC Agreement and the Intercompany Guarantee and Pledge Agreement, as applicable, to the same extent as though such excess amount were received by the ALICO SPV or the AIA SPV, as applicable, as payment in respect of the applicable SPV Intercompany Loan.
     (d) At the Closing, the Waiver Agreement shall terminate and be of no further force and effect, and, except as otherwise provided in Section 3.03(b) or 3.03(c) hereof, all cash held by each SPV after the initial advancement of the SPV Intercompany Loans or received after such advancement (including funds received in connection with (i) the repayment of the SPV Intercompany Loans, (ii) the SPV Capital Contributions, (iii) the disposition of assets held by such SPV, (iv) in the case of the ALICO SPV, AIG’s obligations pursuant to Section 7.09 or (v) otherwise) shall be distributed in accordance with the AIA SPV LLC Agreement, the ALICO SPV LLC Agreement, Section 4.03 hereof and the Intercompany Guarantee and Pledge Agreement, as applicable.
     (e) If this Agreement is terminated for any reason, the Waived Amounts will be distributed as set forth in the Waiver Agreement.
     Section 3.04. SPV Capital Contributions. If an SPV’s AIA/ALICO Preferred Redemption has not occurred by the time its SPV Intercompany Loan has been repaid in full, then from and after the repayment of its SPV Intercompany Loan until such time that such SPV’s AIA/ALICO Preferred Redemption occurs, AIG shall make, or cause to be made, capital contributions to such SPV (each, an “SPV Capital Contribution”) solely from the Net Proceeds of the Collateral (as such term is defined in the Intercompany Guarantee and Pledge Agreement) and the Designated Interests in the amounts, and at the times, specified in the Intercompany Guarantee and Pledge Agreement.

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ARTICLE 4
Exchange of Securities
     Section 4.01. Series G Drawdown Right; Series F Closing Drawdown Amount. (a) At least five Business Days prior to the Closing, AIG shall designate, by delivering written notice thereof to the FRBNY and the UST, an amount, if any, up to the difference between (i) $2 billion and (ii) any amounts drawn on the Series F Drawdown Right on or after September 30, 2010 and prior to the Closing as the “Series G Designated Amount”, which amount shall be available to be drawn after the Closing in accordance with the Amended and Restated Purchase Agreement; provided that if AIG does not designate any amount as the Series G Designated Amount in accordance with the foregoing, the Series G Designated Amount shall be deemed equal to zero.
     (b) At the Closing in accordance with Section 2.02, AIG shall, in accordance with the terms of the Existing Series F Purchase Agreement, draw, and the UST shall fund, an amount (the “Series F Closing Drawdown Amount”) equal to the lesser of:
     (i) the excess of (A) the Available Amount (as such term is defined in the Existing Series F Purchase Agreement) as of the Closing over (B) the Series G Designated Amount; and
     (ii) the AIA/ALICO Preferred Units Aggregate Amount as of the Closing.
provided, however, that if the Series F Drawdown Amount is calculated pursuant to clause (i) above, the Series F Drawdown Amount shall be reduced by the amount, if any, necessary to ensure that only whole AIA/ALICO Preferred Units are purchased pursuant to Section 4.02.
     Section 4.02. Purchase of AIA/ALICO Preferred Units. (a) Upon the terms and subject to the conditions set forth in this Agreement, AIG agrees to purchase from the FRBNY and the FRBNY agrees to sell, convey, transfer, assign and deliver, or cause to be sold, conveyed, transferred, assigned and delivered, to AIG at the Closing, free and clear of all Liens (other than restrictions on transfer imposed by applicable Law, this Agreement or the SPV LLC Agreements), all of the FRBNY’s and its Affiliates’ right, title and interest in, to and under a number of AIA/ALICO Preferred Units the aggregate AIA/ALICO Preferred Unit Amounts of which, as of the Closing in accordance with Section 2.02, are equal to the Series F Closing Drawdown Amount (the “Purchased AIA/ALICO Preferred Units”). The purchase price for the Purchased AIA/ALICO Preferred Units (the “AIA/ALICO Purchase Price”) shall be equal to, and funded solely from, the Series F Closing Drawdown Amount. At the Closing, AIG shall deliver or cause to be delivered the AIA/ALICO Purchase Price to the FRBNY by wire transfer of immediately available funds to an account designated by the FRBNY in writing prior to the Closing.

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     (b) Unless otherwise agreed in writing by the FRBNY and the UST:
     (i) the Purchased AIA/ALICO Preferred Units shall be allocated between the AIA Preferred Units and ALICO Preferred Units on a pro rata basis in accordance with the relative AIA Liquidation Preference and ALICO Liquidation Preference at that time; and
     (ii) the ALICO Preferred Units constituting a portion of the Purchased AIA/ALICO Preferred Units shall be allocated between the ALICO Junior Preferred Units and ALICO Senior Preferred Units on a pro rata basis in accordance with the relative ALICO Junior Liquidation Preference and ALICO Senior Liquidation Preference at that time.
     Section 4.03. Subordination of UST Held Preferred Units. From and after the Closing, notwithstanding anything in this Agreement or either SPV LLC Agreement to the contrary, AIG, the AIA SPV, the ALICO SPV, the UST and the FRBNY agree that:
     (a) If the FRBNY holds any AIA/ALICO Preferred Units of either SPV immediately after the Closing, until such time as such SPV’s FRBNY SPV Payoff Amount is zero (the “FRBNY Payoff Time”), (i) the AIA/ALICO Preferred Units of such SPV held by the UST shall be subordinated and junior in right of payment to any and all of the AIA/ALICO Preferred Units of such SPV held by the FRBNY, (ii) no SPV Distributions shall be made to the UST in respect of the AIA/ALICO Preferred Units of such SPV held by the UST and (iii) all SPV Distributions that would otherwise be paid to the UST in respect of the AIA/ALICO Preferred Units of such SPV held by the UST shall be paid to the FRBNY.
     (b) Each SPV shall, and AIG shall cause each SPV to, make all SPV Distributions in accordance with, and the UST hereby agrees with the FRBNY, AIG and each SPV that it shall not demand, accept or receive any SPV Distribution in violation of, the provisions of this Section 4.03. If, notwithstanding the foregoing, the UST receives any SPV Distribution in respect of the AIA/ALICO Preferred Units of either SPV prior to such SPV’s FRBNY Payoff Time, the UST shall hold such SPV Distribution in trust for the benefit of, and shall immediately pay over and deliver such SPV Distribution to, the FRBNY.
     (c) If the FRBNY holds any AIA/ALICO Preferred Units of an SPV at such SPV’s FRBNY Payoff Time, the FRBNY shall promptly convey, transfer, assign and deliver to the UST all of its right, title and interest in, to and under such AIA/ALICO Preferred Units by delivering to the UST certificates in proper form evidencing such AIA/ALICO Preferred Units duly endorsed or accompanied by proper evidence of transfer and assignment. If the FRBNY receives any SPV Distribution in respect of the AIA/ALICO Preferred Units of either SPV after such SPV’s FRBNY Payoff Time, the FRBNY shall hold such SPV Distribution

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in trust for the benefit of, and shall immediately pay over and deliver such SPV Distribution to, the UST.
     (d) For the avoidance of doubt, any SPV Distributions made in respect of the AIA/ALICO Preferred Units of either SPV in accordance with the distribution provisions of the applicable SPV LLC Agreement and this Section 4.03 shall reduce the AIA/ALICO Liquidation Preference of all AIA/ALICO Preferred Units of such SPV on a pro rata basis in accordance with the applicable SPV LLC Agreement.
     (e) The provisions of this Section 4.03 (i) shall be binding on any Person to which either the FRBNY or the UST transfers any AIA/ALICO Preferred Units, other than in the case of the FRBNY where such transferee is the UST, and (ii) shall apply to each such transferee as though (A) in the case of any transferee of the FRBNY, such transferee were the FRBNY and such transferee’s AIA/ALICO Preferred Units were held by the FRBNY, and (B) in the case of any transferee of the UST, such transferee were the UST and such transferee’s AIA/ALICO Preferred Units were held by the UST.
     Section 4.04. Amendment and Restatement of Existing Series F Purchase Agreement; Series G Certificate of Designations. (a) At the Closing in the order specified in Section 2.02, AIG, the UST and, for the limited purposes specified therein, the FRBNY shall enter into the Amended and Restated Purchase Agreement, which shall amend and restate the Existing Series F Purchase Agreement in its entirety to, among other things, provide for (i) the exchange of the shares of Series F Preferred Stock for the Purchased AIA/ALICO Preferred Units, shares of Series G Preferred Stock (if applicable) and the Series F Exchanged Shares and (ii) if AIG designates a Series G Designated Amount, the exchange of a portion of the Series F Drawdown Right for the Series G Drawdown Right, in each case upon the terms and subject to the conditions set forth in the Amended and Restated Purchase Agreement.
     (b) Immediately prior to the Closing, AIG shall file the Series G Certificate of Designations with the Secretary of State of the State of Delaware.
     (c) For federal, state and local income tax purposes, unless otherwise required by Law, AIG shall treat its participation in the transfers set forth in Sections 4.02 and 4.04 of this Agreement relating to the AIA/ALICO Preferred Units as an intermediate step in a single integrated transaction, and treat similarly any subsequent similar transfers.
     Section 4.05. Exchange of Series C Preferred Stock; Termination of Trust. On the terms and subject to the conditions set forth in this Agreement, at the Closing, (a) AIG agrees to issue 562,868,096 shares of AIG Common Stock (such shares, the “Series C Exchanged Shares”) to the Trust, and (b) the Trust agrees to deliver to AIG, free and clear of all Liens, all of the shares of Series C Preferred Stock in exchange for the Series C Exchanged Shares. Immediately

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following such exchange, the certificates evidencing the Series C Exchanged Shares and all other property of the Trust shall be delivered pursuant to Section 9.08(f), and the Trust will thereafter terminate in accordance with the terms of the Trust Agreement.
     Section 4.06. Exchange of Series E Preferred Stock. On the terms and subject to the conditions set forth in this Agreement, AIG agrees to issue at the Closing 924,546,133 shares of AIG Common Stock (such shares, the “Series E Exchanged Shares”) to the UST in exchange for all of the shares of Series E Preferred Stock, and the UST agrees to deliver to AIG at the Closing, free and clear of all Liens, all of the shares of Series E Preferred Stock in exchange for the Series E Exchanged Shares.
     Section 4.07. Cancellation of Preferred Shares. Upon delivery of the shares of Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock to AIG at the Closing in accordance with this Agreement and the Amended and Restated Purchase Agreement, the shares of Series C Preferred Stock, Series E Preferred Stock and Series F Preferred Stock shall be cancelled, shall revert to authorized but unissued shares of preferred stock of AIG undesignated as to series and shall not be reissued as Series C Preferred Stock, Series E Preferred Stock or Series F Preferred Stock, as applicable.
     Section 4.08. Legends. (a) Each of the Trust and the UST agrees that all certificates or other instruments representing, in the case of the Trust, the Series C Exchanged Shares and, in the case of the UST, the Series C Exchanged Shares, the Series E Exchanged Shares and the Series F Exchanged Shares will bear a legend substantially to the following effect:
“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF OR HEDGED IN ANY MANNER (INCLUDING THROUGH THE ENTRY INTO CASH-SETTLED DERIVATIVE INSTRUMENTS) EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND IN COMPLIANCE WITH SUCH LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS.”

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     (b) In the event that any of the Series C Exchanged Shares, the Series E Exchanged Shares or the Series F Exchanged Shares (i) become registered under the 1933 Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the 1933 Act (other than Rule 144A), AIG shall issue new certificates or other instruments representing such Series C Exchanged Shares, Series E Exchanged Shares or Series F Exchanged Shares, which shall not contain the applicable legends in Section 4.08(a); provided that the holder thereof surrenders to AIG the previously issued certificates or other instruments.
ARTICLE 5
Representations and Warranties of AIG
     Except as Previously Disclosed, AIG represents and warrants to the FRBNY, the UST and the Trust that as of the date hereof and as of the Closing Date:
     Section 5.01. Organization, Authority and Significant Subsidiaries. Each of AIG, the AIA SPV and the ALICO SPV has been duly organized and is validly existing and in good standing (or the equivalent, if any, in the applicable jurisdiction) under the laws of its jurisdiction of organization, with the necessary power and authority to own its properties and conduct its business in all material respects as currently conducted. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect, each of AIG, the AIA SPV and the ALICO SPV has been duly qualified as a foreign corporation, limited liability company or other organization for the transaction of business and is in good standing (or the equivalent, if any, in the applicable jurisdiction) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect, each Subsidiary of AIG that is a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the 1933 Act is duly organized and is validly existing in good standing (or the equivalent, if any, in the applicable jurisdiction) under the laws of its jurisdiction of organization, with the necessary power and authority to own its properties and conduct its business, and has been duly qualified as a foreign corporation, limited liability company or other organization for the transaction of business and is in good standing (or the equivalent, if any, in the applicable jurisdiction) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. The certificate of incorporation and bylaws of AIG, copies of which have been provided to the FRBNY, the UST and the Trust prior to the date hereof, are true, complete and correct copies of such documents as in full force and effect as of the date hereof.

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     Section 5.02. Capitalization. (a) The authorized capital stock of AIG and the outstanding capital stock of AIG (including securities convertible into, or exercisable or exchangeable for, capital stock of AIG) as of the most recent fiscal month-end preceding the date hereof, or such other date as the parties may agree (the “Capitalization Date”), is set forth on Section 5.02 of the AIG Disclosure Schedule. The outstanding shares of capital stock of AIG have been duly authorized and are validly issued and outstanding, fully paid and non-assessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). As of the date hereof, AIG does not have outstanding any securities or other obligations providing the holder the right to acquire AIG Common Stock that is not reserved for issuance, and AIG has not made any other commitment to authorize, issue or sell any AIG Common Stock, except as disclosed in Section 5.02 of the AIG Disclosure Schedule or as contemplated by the Transaction Documents. Since the Capitalization Date, AIG has not issued any shares of AIG Common Stock, other than (i) shares issued upon the exercise of stock options or delivered under other equity-based awards or other convertible securities or warrants which were issued and outstanding on the Capitalization Date and disclosed on Section 5.02 of the AIG Disclosure Schedule and (ii) any other shares disclosed on Section 5.02 of the AIG Disclosure Schedule.
     (b) (i) All of the common membership interests in the AIA SPV and the ALICO SPV are owned by AIG and (ii) the AIA/ALICO Preferred Units are the only preferred membership interests in the AIA SPV and the ALICO SPV outstanding and have been duly authorized and are validly issued and fully paid and non-assessable and have not been issued in violation of any preemptive rights or applicable securities Law.
     (c) Other than the SPV LLC Agreements, there are no (i) options, calls, warrants or convertible or exchangeable securities, or conversion, preemptive, subscription or other rights, or agreements, arrangements or commitments, in any such case, obligating or which may obligate the AIA SPV, the ALICO SPV or any of their respective Subsidiaries to issue, sell, purchase, return or redeem any shares of capital stock or equity ownership interests or securities convertible into or exchangeable for any of their shares of capital stock or equity ownership interests; (ii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock or equity ownership interests of the AIA SPV, the ALICO SPV or any of their respective Subsidiaries; or (iii) voting trusts, proxies or other agreements or understandings with respect to the shares of capital stock or ownership interests of the AIA SPV, the ALICO SPV or any of their respective Subsidiaries to which any such Person is a party, or agreements or understandings to which the AIA SPV, the ALICO SPV or any of their respective Subsidiaries is a party relating to the registration, sale or transfer (including agreements relating to rights of first refusal, “co-sale” rights or “drag-along” rights) of any such shares of capital stock or equity ownership interests.

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     Section 5.03. AIG Common Stock Issued in the Recapitalization; Series G Preferred Stock. Each of the Series C Exchanged Shares, the Series E Exchanged Shares, the Series F Exchanged Shares and the Series G Preferred Stock (collectively, the “Exchanged Securities”) has been duly and validly authorized, and, when (and, in the case of the Series G Preferred Stock, if) issued and delivered pursuant to this Agreement or the Amended and Restated Purchase Agreement, as applicable, the Exchanged Securities will be duly and validly issued and fully paid and non-assessable and will not be issued in violation of any preemptive rights. The shares of AIG Common Stock issuable upon conversion of the Series G Preferred Stock (a) have been duly authorized, (b) from and after the time at which the Conversion Price (as defined in the Series G Certificate of Designations) is established, will be reserved for issuance and (c) when so issued in accordance with the terms of the Series G Preferred Stock, will be validly issued, fully paid and non-assessable.
     Section 5.04. Warrants. The Warrants have been duly authorized and, when issued and delivered pursuant to the Warrant Agreement and this Agreement, will constitute a valid and legally binding obligation of AIG enforceable against AIG in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (“Bankruptcy Exceptions”). The shares of AIG Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon exercise of the Warrants and when so issued in accordance with the terms of the Warrants will be validly issued, fully paid and non-assessable.
     Section 5.05. Authorization, Enforceability. (a) Each of AIG, the AIA SPV and the ALICO SPV has the corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is party and, subject to receipt of the AIG Stockholder Approval and assuming that all Required Regulatory Approvals are duly made or received, as applicable, to carry out its obligations hereunder and thereunder (which includes the issuance of the Exchanged Securities, the Warrants and the AIG Common Stock issuable upon conversion of the Series G Preferred Stock and exercise of the Warrants). The approval of the issuance of AIG Common Stock in connection with the Recapitalization (including the issuance of the Series C Exchanged Shares, the Series E Exchanged Shares, the Series F Exchanged Shares and the AIG Common Stock issuable upon conversion of the Series G Preferred Stock) (the “Stock Issuance”) by a majority of the voting power represented by the votes cast by the holders of AIG Common Stock and Series C Preferred Stock voting on the matter (provided that the total number of the votes cast represents over fifty percent (50%) of the total voting power eligible to be cast by holders of shares of the outstanding shares of AIG Common Stock and Series C Preferred Stock, voting together as a single class) (the “AIG Stockholder Approval”) is the only vote or

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approval of the holders of any of AIG’s capital stock necessary in connection with the consummation of the transactions contemplated hereby and by the other Transaction Documents. The execution, delivery and performance by each of AIG, the AIA SPV and the ALICO SPV of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby are within its organizational powers and have been duly authorized by all necessary action on its part (except for the AIG Stockholder Approval). Each of this Agreement and the Waiver Agreement constitute, and each other Transaction Document to which AIG, the AIA SPV and/or the ALICO SPV is a party will constitute when executed and delivered, a valid and binding agreement of AIG, the AIA SPV and the ALICO SPV, as applicable, except as the same may be limited by Bankruptcy Exceptions.
     (b) When so executed and delivered, the Trust Written Consent shall, when effective under its terms, constitute a valid and effective AIG Stockholder Approval in compliance with applicable Law and the certificate of incorporation and bylaws of AIG and satisfy the voting requirements relating to the Stock Issuance under the rules of the New York Stock Exchange, and no other vote or action of the holders of any class or series of the capital stock of AIG will be necessary under the rules of the New York Stock Exchange, applicable Law, AIG’s certificate of incorporation and bylaws or otherwise to consummate the transactions contemplated hereby and by the other Transaction Documents, subject only to the expiration of the 20-calendar-day period referred to in the proviso to Section 10.01(b).
     (c) The Board of Directors of AIG (the “AIG Board”), at a meeting duly called and held at which all directors of AIG were present, duly adopted resolutions approving the Transaction Documents and the transactions contemplated by the Transaction Documents, which resolutions have not, as of the date hereof, been subsequently rescinded, modified or withdrawn in any way.
     Section 5.06. Non-contravention. Subject to receipt of the AIG Stockholder Approval and assuming that all Required Regulatory Approvals are duly made or received, as applicable, the execution, delivery and performance by AIG, the AIA SPV and the ALICO SPV of each of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby and compliance by AIG, the AIA SPV and the ALICO SPV with the provisions hereof and thereof, will not (a) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien, charge or encumbrance upon any of the properties or assets of AIG or any Subsidiary of AIG under any of the terms, conditions or provisions of (i) their respective organizational documents or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which AIG or any Subsidiary of AIG is a party or by which AIG or

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any Subsidiary of AIG may be bound, or to which AIG or any Subsidiary of AIG or any of the properties or assets of AIG or any Subsidiary of AIG may be subject, or (b) violate any applicable Law applicable to AIG or any Subsidiary of AIG or any of their respective properties or assets except, in the case of clauses (a)(ii) and (b), for those occurrences that have not had and would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect.
     Section 5.07. Governmental Authorization. Other than the Required Regulatory Approvals, no notices to, filings with, exemptions or reviews by, and authorizations, consents or approvals of, any Governmental Entity required to be made or obtained by any party hereto in connection with the consummation of the transactions contemplated by the Transaction Documents would, if not made or obtained, reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect.
     Section 5.08. Anti-takeover Provisions and Rights Plan. The AIG Board has taken all necessary action to ensure that the transactions contemplated by this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby will be exempt from any anti-takeover or similar provisions of AIG’s certificate of incorporation and bylaws, and any other provisions of any applicable “moratorium”, “control share”, “fair price”, “interested stockholder” or other anti-takeover Laws and regulations of any jurisdiction. AIG has taken all actions necessary to render any stockholders’ rights plan of AIG inapplicable to this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.
     Section 5.09. Absence of Changes. Since the last day of the last completed fiscal period for which AIG has filed, prior to the date hereof, a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K with the SEC, through the date hereof, (a) no fact, circumstance, event, change, occurrence, condition or development has occurred that has had or would reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect and (b) except for (i) the regulatory restrictions and other effects arising out of the financial events concerning AIG as announced by AIG on September 16, 2008, (ii) the Recapitalization, (iii) the sale of one hundred percent (100%) of the issued and outstanding capital stock of ALICO to MetLife, (iv) the initial public offering of AIA, (v) the entry into the Star-Edison Transaction Agreements, (vi) efforts to effect a disposition of Nan Shan or a portion of the Nan Shan Interests, (vii) the wind-down of AIGFP and (viii) efforts by ILFC to raise or repay debt or equity capital, the business of AIG and its Subsidiaries has been conducted in the ordinary course.
     Section 5.10. AIG Financial Statements. The financial statements of AIG and its consolidated Subsidiaries (collectively, the “AIG Financial Statements”) included or incorporated by reference in AIG Reports filed with the SEC since

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January 1, 2010, present fairly in all material respects the consolidated financial position of AIG and its consolidated Subsidiaries as of the dates indicated therein (or if amended prior to the date hereof, as of the date of such amendment) and the consolidated results of their operations for the periods specified therein; and except as stated therein, the AIG Financial Statements (a) were prepared in conformity with GAAP applied on a consistent basis (except as may be noted therein), (b) have been prepared from, and are in accordance with, the books and records of AIG and its Subsidiaries and (c) complied as to form, as of their respective dates of filing with the SEC, in all material respects with the applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.
     Section 5.11. Solvency. On the Closing Date, immediately after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, AIG and its Subsidiaries, on a consolidated basis, are Solvent.
     Section 5.12. Reports. (a) Since January 1, 2010, AIG and each of its Subsidiaries has timely filed (subject to any permitted extension) all reports, registrations, documents, filings, statements and submissions, together with any amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the “AIG Reports”) and has paid all fees and assessments due and payable in connection therewith, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect. As of their respective dates of filing, the AIG Reports complied in all material respects with all Laws of the relevant Governmental Entities. In the case of each such AIG Report filed with or furnished to the SEC, such AIG Report (A) did not, as of its date or if amended prior to the date hereof, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and (B) complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act. With respect to all other AIG Reports, such AIG Reports were complete and accurate in all material respects as of their respective dates. No executive officer of AIG or any Subsidiary of AIG has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. This Section 5.12 shall not apply with respect to tax returns, which shall be governed solely by the representations made under Section 5.19.
     (b) The records, systems, controls, data and information of AIG and AIG’s Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of AIG or AIG’s Subsidiaries or their accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have, individually or in the

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aggregate, a material adverse effect on the system of internal accounting controls described below in this Section 5.12(b). AIG (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the 1934 Act) to ensure that material information relating to AIG, including the consolidated Subsidiaries of AIG, is made known to the chief executive officer and the chief financial officer of AIG by others within those entities, and (ii) has disclosed, based on its most recent evaluation prior to the date hereof, to AIG’s outside auditors and the audit committee of the AIG Board (x) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the 1934 Act) that are reasonably likely to adversely affect AIG’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in AIG’s internal controls over financial reporting.
     Section 5.13. AIG Information Statement. The AIG Information Statement and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the 1934 Act. At the time the AIG Information Statement or any amendment or supplement thereto is first mailed to the AIG stockholders, the AIG Information Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.13 will not apply to statements or omissions included in the AIG Information Statement based upon information furnished in writing to AIG by the FRBNY, the UST or the Trust specifically for use therein.
     Section 5.14. No Undisclosed Liabilities. Neither AIG nor any of AIG’s Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not properly reflected or reserved against in AIG Financial Statements to the extent required to be so reflected or reserved against in accordance with GAAP, except for (A) liabilities that have arisen since the last day of the fiscal quarter covered by AIG’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as applicable, in the ordinary and usual course of business and consistent with past practice and (B) liabilities that have not had and would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect.
     Section 5.15. Offering of Securities. None of AIG, any of its Subsidiaries or any Person acting on its behalf has taken any action (including any offering of any securities of AIG under circumstances which would require the integration of such offering with the offering of any of the Exchanged Securities or the Purchased AIA/ALICO Preferred Units under the 1933 Act, and the rules and regulations of the SEC promulgated thereunder), which might subject the offering or issuance of any of the Exchanged Securities or the Purchased AIA/ALICO

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Preferred Units to the UST or the Trust pursuant to the Transaction Documents to the registration requirements of the 1933 Act.
     Section 5.16. Litigation and Other Proceedings. Except as would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect, there is no (i) pending or, to the knowledge of AIG, threatened, claim, action, suit, investigation or proceeding, against AIG or any Subsidiary of AIG or to which any of their assets are subject nor is AIG or any Subsidiary of AIG subject to any order, judgment or decree or (ii) unresolved violation, criticism or exception by any Governmental Entity with respect to any report or relating to any examinations or inspections of AIG or any Subsidiaries of AIG.
     Section 5.17. Compliance with Laws. Except as would not, individually or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect, to the knowledge of AIG, AIG and its Subsidiaries have all permits, licenses, franchises, authorizations, orders and approvals of, and have made all filings, applications and registrations with, Governmental Entities that are required in order to permit them to own or lease their properties and assets and to carry on their business as presently conducted and that are material to the business of AIG or such Subsidiary of AIG, including all material licenses, certificates of authority, permits or other authorizations that are required to be obtained from any Governmental Entity in connection with the operation, ownership or transaction of insurance or reinsurance business (collectively, the “Permits”). To the knowledge of AIG, (a) all Permits are valid and in full force and effect, (b) neither AIG nor any of its Subsidiaries is in default under, or the subject of a proceeding for suspension or revocation of, and, to the knowledge of AIG, no condition exists that with notice or lapse of time or both would constitute a default under, or basis for suspension or revocation of, any Permit and (c) none of the Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated by the Transaction Documents, except, in the case of each clause (a), (b) and (c), for such invalidity of Permits, such defaults or such conditions that would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect. To the knowledge of AIG, AIG and its Subsidiaries have complied in all respects and are not in default or violation of, and none of them is, to the knowledge of AIG, under investigation with respect to or, to the knowledge of AIG, have been threatened to be charged with or given notice of any violation of, any applicable Law, other than such noncompliance, defaults or violations that would not, individually or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect. To the knowledge of AIG, except for statutory or regulatory restrictions of general application or applicable to insurance companies generally and except for restrictions imposed by certain regulators as a result of the financial events concerning AIG as announced by AIG on September 16, 2008, no Governmental Entity has placed any material restriction (other than Permitted Liens) on the business or properties of AIG or any Subsidiary of AIG that would, individually

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or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect. This Section 5.17 shall not apply with respect to Taxes.
     Section 5.18. Employee Benefit Matters. Except as would not reasonably be expected to have, either individually or in the aggregate, an AIG Material Adverse Effect: (a) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)) providing benefits to any current or former employee, officer or director of AIG or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) that is sponsored, maintained or contributed to by AIG or any member of its Controlled Group and for which AIG or any member of its Controlled Group would have any liability, whether actual or contingent (each, a “Plan”) has been maintained in material compliance with its terms and with the requirements of all applicable statutes, rules and regulations, including ERISA and the Code; (b) with respect to each Plan subject to Title IV of ERISA (including, for purposes of this clause (b), any plan subject to Title IV of ERISA that AIG or any member of its Controlled Group previously maintained or contributed to in the six years prior to the date hereof), (i) no “reportable event” (within the meaning of Section 4043(c) of ERISA), other than a reportable event for which the notice period referred to in Section 4043(c) of ERISA has been waived, has occurred in the three years prior to the date hereof or is reasonably expected to occur in the current plan year, (ii) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred in the three years prior to the date hereof or is reasonably expected to occur, (iii) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on the assumptions used to fund such Plan) as of the last annual valuation date and (iv) neither AIG nor any member of its Controlled Group has incurred in the six years prior to the date hereof, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including any Plan that is a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (c) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service with respect to its qualified status that has not been revoked, or such a determination letter has been timely applied for but not received by the date hereof, and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss, revocation or denial of such qualified status or favorable determination letter.
     Section 5.19. Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect, (i) AIG and its Subsidiaries have filed all federal, state, local and foreign income and franchise Tax returns required to be filed through the date hereof, subject to

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permitted extensions, and have paid all Taxes due thereon, and (ii) no Tax deficiency has been determined adversely to AIG or any of its Subsidiaries, nor does AIG have any knowledge of any Tax deficiencies. “Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, imposed by any Governmental Entity.
     Section 5.20. Properties and Leases. Except as would not, individually or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect, AIG and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them and used in the operation of their respective businesses, in each case free from Liens, encumbrances, claims and defects (other than Permitted Liens) that would affect the value thereof or interfere with the use made or to be made thereof by them. Except as would not, individually or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect, AIG and its Subsidiaries hold all leased real or personal property under valid and enforceable leases with no exceptions that would interfere with the use made or to be made thereof by them.
     Section 5.21. Environmental Liability. Except as would not, individually or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect:
     (a) there is no legal, administrative, or other proceeding, claim or action of any nature seeking to impose, or that would reasonably be expected to result in the imposition of, on AIG or any Subsidiary of AIG, any liability relating to the release of hazardous substances as defined under any local, state or federal environmental statute, regulation or ordinance, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, pending or, to AIG’s knowledge, threatened against AIG or any Subsidiary of AIG;
     (b) to AIG’s knowledge, there is no reasonable basis for any such proceeding, claim or action; and
     (c) neither AIG nor any Subsidiary of AIG is subject to any agreement, order, judgment or decree by or with any court, Governmental Entity or third party imposing any such environmental liability.
     Section 5.22. Risk Management Instruments. Except as would not, individually or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect, all derivative instruments, including swaps, caps, floors and option agreements, whether entered into for AIG’s own account, or for the account of one or more of AIG’s Subsidiaries or its or their customers, were entered into (a) only in the ordinary course of business, (b) in accordance with prudent practices and in all material respects with all applicable Laws, rules,

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regulations and regulatory policies and (c) with counterparties believed to be financially responsible at the time; and each of such instruments constitutes the valid and legally binding obligation of AIG or one of AIG’s Subsidiaries, enforceable in accordance with its terms, except as may be limited by the Bankruptcy Exceptions. None of AIG, any of AIG’s Subsidiaries, or, to the knowledge of AIG, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement other than such breaches that would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect.
     Section 5.23. Agreements with Regulatory Agencies. To the knowledge of AIG, neither AIG nor any Subsidiary of AIG is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2009, has adopted any board resolutions at the request of, any Governmental Entity (other than the primary insurance regulators with jurisdiction over AIG’s Subsidiaries) that currently restricts the conduct of its business or that relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies or procedures, its internal controls, its management or its operations or business, except (x) for any Law, regulatory or supervisory guidance or policy or similar authority of general applicability to Persons in a particular business in a particular jurisdiction and (y) as would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect. Each item in the immediately preceding sentence, without taking into consideration the parenthetical provided therein or clause (y) (but taking into account clause (x)), is referred to herein as a “Regulatory Agreement.” To the knowledge of AIG, neither AIG nor any Subsidiary of AIG has been advised since December 31, 2009 by any such Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement (other than any such Regulatory Agreement that would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect). To the knowledge of AIG, (a) AIG and each Subsidiary of AIG are in compliance with each Regulatory Agreement to which it is party or subject, and (b) neither AIG nor any Subsidiary of AIG has received any notice from any Governmental Entity indicating that either AIG or any Subsidiary of AIG is not in compliance with any such Regulatory Agreement, except, in the case of each clause (a) and (b), as would not reasonably be expected to have, individually or in the aggregate, an AIG Material Adverse Effect.
     Section 5.24. Insurance. All current property and liability insurance policies covering AIG or any Subsidiary of AIG are in full force and effect (and all premiums due and payable thereon have been paid in full on a timely basis), and no written notice of cancellation, termination or revocation or other written notice that any such insurance policy is no longer in full force or effect or that the

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issuer of any such insurance policy is not willing or able to perform its obligations thereunder has been received by AIG or any Subsidiary of AIG, and neither AIG nor any Subsidiary of AIG is in default of any provision thereof, except, in each case, that have not had and would not be reasonably expected to have, individually or in the aggregate, an AIG Material Adverse Effect.
     Section 5.25. Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect, (a) AIG and each Subsidiary of AIG owns or otherwise has the right to use, all intellectual property rights, including all trademarks, trade dress, trade names, service marks, domain names, patents, inventions, trade secrets, know-how, works of authorship and copyrights therein, that are used in the conduct of their existing businesses and all rights relating to the plans, design and specifications of any of its branch facilities (“Proprietary Rights”) free and clear of all Liens and any claims of ownership by current or former employees, contractors, designers or others and (b) to the knowledge of AIG, neither AIG nor any of AIG’s Subsidiaries is materially infringing, diluting, misappropriating or violating, nor has AIG or any or AIG’s Subsidiaries received within the last two years any written (or, to the knowledge of AIG, oral) communications alleging that any of them has materially infringed, diluted, misappropriated or violated, any of the Proprietary Rights owned by any other Person. Except as would not, individually or in the aggregate, reasonably be expected to have an AIG Material Adverse Effect, to AIG’s knowledge, no other Person is infringing, diluting, misappropriating or violating, nor has AIG or any or AIG’s Subsidiaries sent any written communications since January 1, 2010 alleging that any Person has infringed, diluted, misappropriated or violated, any of the Proprietary Rights owned by AIG and AIG’s Subsidiaries.
     Section 5.26. Brokers and Finders. No broker, finder or investment banker is entitled to any financial advisory, brokerage, finder’s or other fee or commission in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of AIG or any Subsidiary of AIG for which the FRBNY, the UST, the Trust or the Trustees could have any liability.
ARTICLE 6
AIG Governance Related Matters
     Section 6.01. Financial Statements, Reports, Etc. During the Relevant TARP Period, AIG shall furnish to the UST:
     (a) within 90 days after the end of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of AIG and its consolidated Subsidiaries as of the close of such fiscal year and the consolidated results of its operations during such year, together with comparative figures for the immediately

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preceding fiscal year, all audited by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall be without qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of AIG and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, together with a customary “management discussion and analysis” section;
     (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its unaudited consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of AIG and its consolidated Subsidiaries as of the close of such fiscal quarter and the consolidated results of its operations during such fiscal quarter and the then-elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of AIG and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, together with a customary “management discussion and analysis” section;
     (c) within 30 days after the end of the first two fiscal months of each fiscal quarter, AIG’s estimate of its consolidated financial results for the current quarter and the full fiscal year in which such fiscal month occurs, in total and by segment and individual reporting units (i.e., subsegment), together with comparison to AIG’s budgets of comparable information for such periods;
     (d) (i) within 45 days following the end of each fiscal quarter of each fiscal year, an update to the budget for the then-current fiscal year, an updated corporate outlook report for the following fiscal year (in substantially the same form as the corresponding reports previously provided to the FRBNY pursuant to Section 5.04(e) of the FRBNY Credit Facility) and (ii) promptly and in any event within five days, notice of any material changes to any of the reports or updated reports referred to in this paragraph (d);
     (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by AIG or any of its Subsidiaries with the SEC, or any Governmental Entity succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed to its shareholders generally, as the case may be (except that AIG and its Subsidiaries shall not be obligated to furnish to the UST copies of such materials so long as (i) such materials are publicly available as posted on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) or are on AIG’s website and (ii) AIG has provided the UST with notice that any such materials relating to or reflecting the occurrence of a Material Adverse Regulatory Event or any other event that could reasonably be expected to have a materially

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adverse impact upon the business, assets, liabilities, operations, condition (financial or otherwise), operating results or prospects of the Subsidiary of AIG filing such materials or of AIG and its Subsidiaries, taken as a whole, have been so posted);
     (f) promptly following delivery thereof to the AIG Board, copies of board packages and presentations;
     (g) promptly after the receipt thereof by AIG or any of its Subsidiaries, a copy of any “management letter” received by any such Person from its certified public accountants and the management’s response thereto;
     (h) as soon as available but not later than 150 days after the close of each fiscal year of each Insurance Subsidiary of AIG or, if later, 10 days following the date on which the unaudited Annual Statement of each such Insurance Subsidiary (if required to be prepared by the applicable Governmental Entity by applicable Law) is required to be delivered to the applicable Governmental Entity by applicable Law, copies of the unaudited Annual Statement of such Insurance Subsidiary, the Annual Statement and a list of all jurisdictions in which the Annual Statement was filed, to be certified by a Responsible Officer of such Insurance Subsidiary, all such statements to be prepared in accordance with SAP consistently applied throughout the periods reflected therein and, if required by the applicable Governmental Entity, audited and certified by independent certified public accountants of recognized national standing;
     (i) as soon as available but not later than 75 days after the close of each of the first three fiscal quarters of each fiscal year of each Insurance Subsidiary of AIG, copies of the Quarterly Statement of such Insurance Subsidiary (if applicable), the Quarterly Statement to be certified by a Responsible Officer of such Insurance Subsidiary, all such statements to be prepared in accordance with SAP consistently applied throughout the period reflected therein;
     (j) promptly following the delivery thereof to, or receipt thereof by, AIG or any of its Subsidiaries, any draft or final examination reports, risk-adjusted capital reports or results of any market conduct examination or examination by any Department or the NAIC of the financial condition and operations of, or any notice of any assertion as to violation of any applicable Law by, or any other report with respect to, any Insurance Subsidiary of AIG;
     (k) within 90 days after the close of each fiscal year of each Insurance Subsidiary of AIG or, if later, 10 days following the date on which the “Statement of Actuarial Opinion” and “Management Discussion and Analysis” for each such Insurance Subsidiary (if required to be prepared by the applicable Governmental Entity by applicable Law) is required to be delivered to the applicable Governmental Entity by applicable Law, a copy of the “Statement of Actuarial Opinion” and “Management Discussion and Analysis” for each such Insurance

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Subsidiary which is provided to the applicable Department as to the adequacy of loss reserves of such Insurance Subsidiary, such opinion to be in the format prescribed by the insurance code of the state of domicile of such Insurance Subsidiary;
     (l) promptly after filing thereof, copies of all annual Form B amendments and all other material amendments to the registration statement of any Insurance Subsidiary of AIG that AIG or such Insurance Subsidiary may file with the applicable Department;
     (m) prior to the filing thereof, copies of any proposed filing on Form D and any supporting materials that AIG or any of its Insurance Subsidiaries that is a Domestic Subsidiary intends to file with any applicable Department, and copies of any proposed equivalent filing and any supporting materials that AIG or any of its Insurance Subsidiaries that is a Foreign Subsidiary intends to file with any applicable Department;
     (n) not later than 10:00 a.m., New York City time, on Monday of each week (or more frequently as the UST may request from time to time in its sole discretion) a statement of projected cash receipts and cash disbursements for AIG and its Subsidiaries for each week in the period of 13 weeks commencing with the immediately following week, in a form satisfactory to the UST;
     (o) daily risk assessment profile reports in form satisfactory to the UST;
     (p) promptly, from time to time, such other information, including such additional regular financial, management and other reports, as the UST shall request in consultation with AIG to enable the UST to monitor the business, assets, liabilities, operations, condition, results and prospects of AIG and its Subsidiaries, and the regulatory environment in which AIG and its Subsidiaries operate. AIG shall take all steps necessary or requested by the UST to establish (or, if already established, maintain) a reporting regime that satisfies the objective of the preceding sentence; and
     (q) such other information and notices as UST may reasonably request from time to time.
     Notwithstanding the foregoing, reports required to be delivered under paragraphs (h), (i) and (k) above with respect to any Insurance Subsidiary of AIG may be provided as part of a consolidated report for a group of Insurance Subsidiaries of AIG including such Insurance Subsidiary, consistent with AIG’s past practices and in accordance with applicable Laws.
     Section 6.02. Litigations and Other Notices. During the Relevant TARP Period, AIG shall furnish to the UST prompt written notice of the following:

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     (a) the filing or commencement of, or any threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Entity, against AIG or any of its Affiliates that could reasonably be expected to result in an AIG Material Adverse Effect;
     (b) any development that has resulted in, or could reasonably be expected to result in, an AIG Material Adverse Effect;
     (c) any change in the corporate or other rating of AIG or any of its Subsidiaries by Moody’s, S&P, Fitch or A.M. Best, any change in the outlook of any such agency for AIG or any of its Subsidiaries, or any notice from any such agency indicating its intent to effect any of the foregoing changes or to place AIG or any of its Subsidiaries on a “CreditWatch” or “Under Review” or any similar list, in each case with negative implications, or its cessation of, or its intent to cease, rating AIG or such Subsidiary, as applicable;
     (d) the receipt of any notice from any Governmental Entity of the expiration without renewal, revocation, suspension or restriction of, or the institution of any proceedings to revoke, suspend or restrict, any material Insurance License now or hereafter held by any Insurance Subsidiary of AIG that is required to conduct insurance business in compliance with all applicable Laws and regulations and provide a copy of such notice;
     (e) the receipt of any notice from any Governmental Entity of the institution of any material disciplinary proceedings against or in respect of any Insurance Subsidiary of AIG, or the issuance of any material order, the taking of any material action or any request for an extraordinary audit for cause by any Governmental Entity and provide a copy of such notice;
     (f) any material judicial or administrative order limiting or controlling the insurance business of any Insurance Subsidiary of AIG (and not the insurance industry generally) that has been issued or adopted; or
     (g) the receipt by any Material Insurance Subsidiary of any notice of termination, cancellation (which cancellation notice is not accompanied by a corresponding request for renewal), commutation or recapture of any Reinsurance Agreement that (i) occurs pursuant to a special termination or similar clause or is otherwise outside the ordinary course of business or (ii) could reasonably be expected to have an AIG Material Adverse Effect.
     Section 6.03. Affirmative Obligations Relating to Executive Compensation. During the Relevant TARP Period:
     (a) AIG shall, and shall cause its Subsidiaries to, take all necessary action to comply in all respects with the Compensation Regulations, including with respect to any Benefit Plans. Without limiting the generality of the

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foregoing, neither AIG nor any Subsidiary of AIG shall adopt any new Benefit Plan (i) that does not comply therewith or (ii) that does not expressly state and require that such Benefit Plan and any compensation thereunder shall be subject to any relevant Compensation Regulations adopted, issued or released on or after the date any such Benefit Plan is adopted. To the extent that the Compensation Regulations change during the Relevant TARP Period in a manner that requires changes to then-existing Benefit Plans, or that requires any other action, AIG and its Subsidiaries shall effect such changes to its or their Benefit Plans, and take such other action, as promptly as practicable after it has actual knowledge of such changes in order to be in compliance with this Section 6.03(a) (and shall be deemed to be in compliance for a reasonable period to effect such changes). In addition, except to the extent otherwise required in order to comply with Law applicable outside the United States, AIG and its Subsidiaries shall take all necessary action to ensure that the consummation of the transactions contemplated by this Agreement will not accelerate the vesting, payment or distribution of any equity-based awards, deferred cash awards or any nonqualified deferred compensation payable by AIG or any of its Subsidiaries.
     (b) (i) In addition to the requirements set forth in Section 6.03(a) above, AIG shall take all necessary action to limit any “golden parachute payments” to the employees of AIG and its Subsidiaries who participate in AIG’s Senior Partners Plan (the “Senior Partners”) to the amounts permitted by the regulations relating to participants in the EESA Capital Purchase Program and the guidelines and rules relating thereto, including the rules set forth in 31 CFR Part 30, that have been issued and were in effect as of April 17, 2009, as if such Senior Partners were Senior Executive Officers for purposes of such rules (except that equity denominated awards settled solely in equity shall not be included in such limit on “golden parachute payments” to Senior Partners). “Senior Executive Officers” means AIG’s “senior executive officers” as defined in Section 111 of EESA as implemented by the Compensation Regulations; provided that, solely for the purposes of the foregoing sentence, “Senior Executive Officers” shall mean AIG’s “senior executive officers” as defined in Section 111 of EESA and regulations issued thereunder, including the rules set forth in 31 CFR Part 30 that have been issued and were effective as of April 17, 2009.
     (ii) For the avoidance of doubt, (A) the limits of Section 6.03(b)(i) are in addition to any applicable requirements under provisions of EESA prohibiting golden parachute payments to the Senior Executive Officers and the relevant Compensation Regulations, and (B) to the extent that any Benefit Plan is inconsistent with any relevant Compensation Regulations, such Compensation Regulations shall control.
Notwithstanding the other provisions of this Section 6.03(b), AIG’s obligations under this Section 6.03(b) shall be on a best efforts basis with respect to the Senior Partners who are not U.S.-based to the extent of its existing Benefit Plans. In addition, after the date hereof in connection with the hiring or promotion of a Covered Employee and/or the promulgation of applicable Compensation

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Regulations, to the extent any Covered Employee shall not have executed a waiver with respect to the application to such Covered Employee of the Compensation Regulations, AIG shall use its best efforts to (i) obtain from such Covered Employee a waiver in a form satisfactory to the UST and (ii) deliver such waiver to the UST as promptly as possible. “Covered Employee” means each (i) Senior Executive Officer, (ii) Senior Partner and (iii) other employee of AIG or its Affiliates determined at any time to be subject to Section 111 of EESA, as implemented by the Compensation Regulations.
     (c) AIG confirms and shall confirm that none of the funds provided to AIG in connection with any draw on the Series F Drawdown Right or the FRBNY Credit Facility on or prior to the Closing or the Series G Drawdown Right on or after the Closing were used nor shall they be used to pay annual bonuses, or other future cash performance awards to executives of AIG or Senior Partners. AIG and the UST desire that this confirmation be auditable and agree that there are a number of appropriate methods for verifying this confirmation (particularly in light of expected business changes at AIG). Until the date that any annual bonuses in respect of 2009 are paid, it is agreed that the test for the foregoing will be that, at the time when any annual bonuses or cash performance awards granted after April 17, 2009 are paid to executive officers or Senior Partners, AIG will have received aggregate dividends, distributions and other payments from its Subsidiaries subsequent to September 16, 2008 greater than the aggregate amount of such annual bonuses, such cash performance awards and amounts paid pursuant to AIG’s historic quarterly bonus program (including but not limited to supplemental bonus and quarterly cash payments, the amount of which will not increase for any participant) paid to executive officers and Senior Partners subsequent to that date. At and after the date that any annual bonuses in respect of 2009 are paid, the test for the foregoing confirmation will be that, at the time when any annual bonuses or cash performance awards granted after April 17, 2009 are vested or otherwise earned by executive officers or Senior Partners, the aggregate adjusted net income for the relevant year (being the year in which or in respect of which such bonuses or awards are vested or so earned) of the Insurance Subsidiaries of AIG included for such year in the consolidated financial statements of AIG, excluding any such adjusted net income that was dividended or otherwise distributed to AIG and taken into account in satisfying the test under the prior sentence, shall exceed the aggregate amount of such annual bonuses, such cash performance awards and amounts pursuant to AIG’s historic quarterly bonus program (including but not limited to supplemental bonus and quarterly cash payments, the amount of which will not increase for any participant), in each case vested or otherwise earned in or in respect of such year. AIG and the UST agree to negotiate in good faith and promptly at the request of the other to develop additional or alternative appropriate formulations to test for this confirmation.
     (d) AIG agrees that it shall not claim a deduction for remuneration for federal income tax purposes in excess of $500,000 for each Senior Executive

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Officer that would not be deductible if Section 162(m)(5) of the Code applied to AIG.
     Section 6.04. Other Affirmative Obligations of AIG. During the Relevant TARP Period:
     (a) Additional Inspection Rights. AIG shall permit (i) the UST and its agents, consultants, contractors and advisors, (ii) the Special Inspector General of TARP, and (iii) the Comptroller General of the United States access to personnel and any books, papers, records or other data delivered to it pursuant to this Article 6 or otherwise in its possession, custody or control, in each case to the extent relevant to ascertaining compliance with the terms and conditions set forth in this Agreement, during normal business hours and upon reasonable notice to AIG; provided that prior to disclosing any information pursuant to clause (i), (ii) or (iii), the UST, the Special Inspector General of TARP and the Comptroller General of the United States shall have agreed, with respect to documents obtained under this Article 6 in furtherance of their respective functions, to follow applicable Laws (and the applicable customary policies and procedures, including those for inspectors general) regarding the dissemination of confidential materials, including redacting confidential information from the public version of its reports, as appropriate, and soliciting input from AIG as to information that should be afforded confidentiality. The UST represents that it has been informed by the Special Inspector General of TARP and the Comptroller General of the United States that they, before making any request for access or information pursuant to their oversight and audit functions, will establish a protocol to avoid, to the extent reasonably possible, duplicative requests. Nothing in this Section 6.04(a) shall be construed to limit the authority that the Special Inspector General of TARP or the Comptroller General of the United States have under Law;
     (b) Compliance with the Employ American Workers Act. AIG shall comply, and take all necessary action to ensure that its Subsidiaries, as applicable, comply, in all respects with the provisions of the Employ American Workers Act (Section 1611 of Division A, Title XVI of the American Recovery and Reinvestment Act of 2009 (P.L. 111-5)) as in effect from time to time;
     (c) Internal Controls. AIG shall (i) promptly establish appropriate internal controls with respect to compliance with each of AIG’s covenants and agreements set forth in Section 6.03, Section 6.04(e), (f) and (g), (ii) prepare a report on a quarterly basis regarding the implementation of such internal controls and AIG’s compliance (including any instances of non-compliance) with such covenants and agreements; (iii) deliver such quarterly report to the UST in accordance with Section 12.01 and no later than the date by which its Quarterly Report on Form 10-Q or Annual Report on Form 10-K is filed with the SEC; and (iv) provide a signed certification from a senior executive officer of AIG to the UST that such quarterly report is accurate to the best of his or her knowledge, which certification shall be made subject to the requirements and penalties set forth in Title 18, United States Code, Section 1001;

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     (d) Series G Drawdown Right Accountability. AIG shall (i) use its reasonable best efforts to account for its use of the funding received under the Series G Drawdown Right; (ii) set up internal controls with respect to compliance with the expected use of the funding received under the Series G Drawdown Right; (iii) report to the UST on a quarterly basis until all of the funding received under the Series G Drawdown Right has been accounted for regarding the use of the funding received under the Series G Drawdown Right, the implementation of such internal controls and AIG’s compliance (including any instances of non-compliance) therewith; (iv) provide a signed certification from a senior executive officer of AIG to the UST that such quarterly report is accurate to the best of his or her knowledge, which certification shall be made subject to the requirements and penalties set forth in Title 18, United States Code, Section 1001; and (v) deliver the certification to the UST in accordance with Section 12.01 and no later than the date by which its Quarterly Report on Form 10-Q or Annual Report on Form 10-K is filed with the SEC;
     (e) Restrictions on Lobbying. AIG shall continue to maintain and implement its comprehensive written policy on lobbying, governmental ethics and political activity and distribute such policy to all AIG employees and lobbying firms involved in any such activity. Any material amendments to such policy shall require the prior written consent of the UST and any material deviations from such policy, whether in contravention thereof or pursuant to waivers provided for thereunder, shall promptly be reported to the UST. Such policy shall, at a minimum, (i) require compliance with all applicable Law; (ii) apply to AIG, its Subsidiaries and affiliated foundations; (iii) govern (A) the provision of items of value to any government officials, (B) lobbying and (C) political activities and contributions; and (iv) provide for (A) internal reporting and oversight and (B) mechanisms for addressing non-compliance with the policy;
     (f) Restrictions on Expenses. AIG shall continue to maintain and implement its comprehensive written policy on corporate expenses and distribute such policy to all AIG employees by posting such policy on AIG’s intranet and directing all AIG employees via electronic mail to review such policy as posted. Any material amendments to such policy shall require the prior written consent of the UST and any material deviations from such policy, whether in contravention thereof or pursuant to waivers provided for thereunder, shall promptly be reported to the UST. Such policy shall, at a minimum: (i) require compliance with all applicable Law; (ii) apply to AIG and its Subsidiaries; (iii) govern (A) the hosting, sponsorship or other payment for conferences and events, (B) the use of corporate aircraft, (C) travel accommodations and expenditures, (D) consulting arrangements with outside service providers, (E) any new lease or acquisition of real estate, (F) expenses relating to office or facility renovations or relocations and (G) expenses relating to entertainment or holiday parties; and (iv) provide for (A) internal reporting and oversight and (B) mechanisms for addressing non-compliance with the policy;

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     (g) Risk Management Committee. AIG shall maintain a risk management committee of the AIG Board that will oversee the major risks involved in AIG’s business operations and review AIG’s actions to mitigate and manage those risks; and
     (h) Governance. AIG and the AIG Board shall work in good faith with the UST to ensure corporate governance arrangements satisfactory to the UST.
     Section 6.05. UST Board Observer Rights. From and after the Closing, for so long as the UST beneficially owns at least five percent (5%) of the outstanding AIG Common Stock or any AIA/ALICO Preferred Units of either SPV, the UST shall have the right to designate two individuals to attend meetings of the AIG Board (and any committees thereof), whether such meeting is conducted in person or by teleconference, as nonvoting observers (the “Observers”). The Observers shall have no voting rights and their presence shall not be required for determining a quorum at any meeting they are entitled to attend pursuant to this Section 6.05. AIG shall reimburse the UST for all reasonable out-of-pocket expenses incurred by each Observer in connection with attending regular and special meetings of the AIG Board (or any committee thereof). AIG shall provide the Observers with (a) not less than five Business Days’ advance written notice of all such meetings of the AIG Board (or any committee thereof), or, if less, such advance written notice thereof as is provided to the members of the AIG Board (or the applicable committee thereof), and (b) copies of all board packages, presentations, notices, minutes, consents and other materials provided to any member of the AIG Board (or any committee thereof) in his or her capacity as a member thereof as and when such materials are provided to the AIG Board (or any committee thereof), and such additional information and materials as the Observers may reasonably request.
     Section 6.06. FRBNY Board-Level Information Rights. From and after the Closing, for so long as the FRBNY holds AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests, AIG shall provide the FRBNY with copies of all board packages, presentations, notices, minutes, consents and other materials provided to any member of the AIG Board (or any committee thereof) as and when such materials are provided to the AIG Board (or any committee thereof), and such additional information and materials as the FRBNY may reasonably request; provided, however, that AIG’s obligations to provide information or materials to the FRBNY pursuant to this Section 6.06 shall be limited to information and materials relating to the Designated Entities, the Designated Interests, the Collateral (as such term is defined in the Intercompany Guarantee and Pledge Agreement) the SPVs or the business, operations, prospects, assets, liabilities or other obligations of any of the foregoing.

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ARTICLE 7
AIA SPV and ALICO SPV Related Matters
     Each of AIG, the AIA SPV, the ALICO SPV, the FRBNY and the UST agree as follows:
     Section 7.01. Qualifying Events. Effective as of the Closing, notwithstanding any provision contained in either SPV LLC Agreement to the contrary, the following events shall also constitute a “Qualifying Event” with respect to each SPV under its SPV LLC Agreement: (a) subject to Section 7.10, the receipt by such SPV of any payment in respect of its SPV Intercompany Loan, (b) the receipt by such SPV of any SPV Capital Contribution, (c) a Sale of the Company, effected by virtue of the exercise by the Sale Demanding Member (in each case, as defined in the AIA SPV LLC Agreement) of the rights set forth in Section 8.04(b) of the AIA SPV LLC Agreement, (d) a Disposition Demand, effected by virtue of the exercise by the Disposition Demanding Member of the rights set forth in Section 7.03(b)(iii) of this Agreement and (e) the receipt by such SPV of any payment from AIG pursuant to Section 7.09 (other than Section 7.09(a)(i)(B)).
     Section 7.02. Control Based and Other Restrictions. Effective as of the Closing:
     (a) the following provisions of the AIA SPV LLC Agreement shall be disregarded and no longer of any force or effect:
     (i) the proviso in the definition of “Qualifying Event” in Section 1.106;
     (ii) the proviso in Section 5.02 (Distributions);
     (iii) the proviso in Section 5.03 (Mandatory Distributions);
     (iv) Section 5.04 (Demand Distribution of Securities);
     (v) Section 5.05 (Ordinary Course Distributions);
     (vi) Section 8.04(a) (Demand Liquidity Event);
     (vii) the first proviso in the second sentence of Section 8.04(b) (Demand Liquidity Event);
     (viii) Section 8.05 (Drag Along); and
     (ix) Section 11.14 (Initial Public Offering).
     (b) the following provisions of the ALICO SPV LLC Agreement shall be disregarded and no longer of any force or effect:

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     (i) the proviso in the definition of “Qualifying Event” in Section 1.92;
     (ii) the proviso in Section 5.02 (Distributions);
     (iii) clause (i) of the proviso in Section 5.04 (Mandatory Distributions); and
     (iv) Section 8.08 (MetLife Demand Liquidity Event).
     Section 7.03. Consent, Demand and Other Rights. Effective as of the Closing, notwithstanding any provision contained in either SPV LLC Agreement to the contrary:
     (a) Duration of Certain Rights.
     (i) No Retained Right with respect to either SPV of the Person(s) holding such Retained Right immediately following the Closing shall expire, terminate or otherwise cease to be effective or applicable prior to the occurrence of the AIA/ALICO Preferred Redemption with respect to both SPVs. Until such time, all Retained Rights shall be exercisable in accordance with the provisions of Section 7.03(b). “Retained Right” means any right of the FRBNY Member or one or more Preferred Members (as such terms are defined in the relevant SPV LLC Agreement) pursuant to (A) Sections 4.01(d) and (e) (Significant Action Consent Rights) of the AIA SPV LLC Agreement, (B) Sections 4.01(d), (e) and (f) (Significant Action Consent Rights) of the ALICO SPV LLC Agreement, (C) Section 4.07 (Rights to Appoint Board Observers) of either SPV LLC Agreement, (D) Section 8.01 (Transfer in General) of either SPV LLC Agreement, (E) Section 8.04(b) (Demand Liquidity Event) of the AIA SPV LLC Agreement, (F) Section 8.07 (Public Offerings) of the AIA SPV LLC Agreement or (G) Section 11.02 (Amendments) of either SPV LLC Agreement.
     (ii) Clause (iii) of the proviso in the lead-in paragraph to Section 4.01(d) of each SPV LLC Agreement and Section 4.01(e) of the ALICO SPV LLC Agreement shall not apply to any Significant Action (as such term is defined in the AIA SPV LLC Agreement) or Junior Significant Action or Senior Significant Action (as such terms are defined in the ALICO SPV Agreement) unless, as a result thereof, the entire amount of the AIA/ALICO Preferred Redemption with respect to both SPVs will be distributed to the AIA/ALICO Preferred Members in accordance with the SPV LLC Agreements.
     (b) Certain Understandings. Effective as of the Closing and prior to the occurrence of the AIA/ALICO Preferred Redemption with respect to both SPVs:

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     (i) Significant Actions. (A) Any right to consent to any Significant Action (as such term is defined in the AIA SPV LLC Agreement) or Junior Significant Action or Senior Significant Action (as such terms are defined in the ALICO SPV Agreement) in accordance with Section 4.01(d) of the relevant SPV LLC Agreement (and, in the case of the ALICO SPV LLC Agreement, Section 4.01(e) of such agreement) shall be exercised by the Rights Holder. For purposes of Section 4.01(e) of the AIA SPV LLC Agreement and Section 4.01(f) of the ALICO SPV LLC Agreement, a Significant Action Request Notice shall be delivered to each Person then having the right to consent to the applicable action in accordance with the preceding sentence (at the notice address provided from time to time by such Person to the applicable SPV).
     (B) If AIA proposes to take any Significant Action (as such term is defined in the AIA SPV LLC Agreement) with respect to itself or any of its Subsidiaries that is submitted to the approval of or adoption by the holders of the Equity Interests of AIA, then the AIA SPV shall not, and shall not permit any of its Subsidiaries to, vote any Equity Interests of AIA held by such Person in favor of such Significant Action without obtaining the prior written consent of the Rights Holder (in accordance with Section 4.01(e) of the AIA SPV LLC Agreement) (it being understood that the obligations of AIG and the AIA SPV with respect to any Significant Action by AIA or any of its Subsidiaries shall be limited to compliance with this paragraph).
     (ii) Rights to Take Certain Actions or Make Certain Demands. Any right to take any action or make any demand pursuant to (A) Section 8.04(b) (Demand Liquidity Event) of the AIA SPV LLC Agreement or (B) Section 8.07 (Public Offerings) of the AIA SPV LLC Agreement shall be exercised solely by the Rights Holder.
     (iii) Disposition Demand. (A) Each of the Rights Holder and the AIA/ALICO Majority Preferred Members (each, a “Disposition Demanding Member”) shall have the right, at any time and from time to time in its or their sole discretion, to require either the AIA SPV or the ALICO SPV, in one or more transactions, to sell, transfer or otherwise dispose of Subject Securities of such SPV (any exercise of such right, a “Disposition Demand”); provided that (1) no Disposition Demand shall require either SPV to sell, transfer or otherwise dispose of Subject Securities of such SPV where the Net Proceeds (as such term is defined in the applicable SPV LLC Agreement) are reasonably expected to be more than an amount equal to the Aggregate AIA/ALICO Liquidation Preference, (2) any Disposition Demand with respect to the ALICO SPV shall be undertaken in a manner that is not in conflict with, and if applicable, subject to the terms and conditions of, the Transaction Agreements (as such term is defined in the MetLife Purchase Agreement)

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(with the ALICO SPV using its best efforts to exercise its rights thereunder) and (3) any Disposition Demand with respect to the AIA SPV shall be undertaken in a manner that would not cause AIG or the AIA SPV to be in breach of their obligations under (I) Rule 10.07(1) of The Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited during the periods relevant for the initial public offering and listing of ordinary shares, par value $1.00 per share, of AIA (the “AIA IPO”), as modified by any waiver(s) thereof granted to AIG, the AIA SPV, the FRBNY and/or the Rights Holder by The Stock Exchange of Hong Kong Limited, or (II) the Hong Kong Underwriting Agreement and International Placing Agreement (each as defined in the prospectus relating to the AIA IPO), as modified by any waiver(s) thereof granted to AIG, the SPV LLC, the FRBNY and/or the Rights Holder thereunder or in respect thereof.
     (B) Each Disposition Demand shall be made by written notice to the applicable SPV specifying (1) the amount of Subject Securities of such SPV that are the subject of such Disposition Demand (or the target Net Proceeds (as such term is defined in the applicable SPV LLC Agreement) thereof), (2) the method of disposition of such Subject Securities (including, if applicable, pursuant to a registered offering pursuant to the Investor Rights Agreement (as such term is defined in the MetLife Purchase Agreement)), the terms of which method of disposition shall be, subsequently, mutually agreed to in good faith by such SPV and the Disposition Demanding Member and (3) such other information as the Disposition Demanding Member deems necessary or appropriate.
     (C) In connection with any disposition of Subject Securities of the ALICO SPV or AIA SPV that involves a public offering, including a Disposition Demand, the Rights Holder shall have the right to appoint one of the global coordinators (who shall also serve as lead book-running managers) for such public offering.
     (iv) Board Observers. For purposes of Section 4.07 (Rights to Appoint Board Observers) of each SPV LLC Agreement, for so long as both the FRBNY and the UST own or hold any AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests, the total number of Observers that the Consent Holder may appoint to the Board of Managers (as such terms are defined in the relevant SPV LLC Agreement) of each SPV shall be increased from two to four, and each of the FRBNY and the UST shall be entitled to appoint two individuals as “Observers”.
     (v) Transfer.

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     (A) Neither SPV shall, and AIG shall not permit either SPV to, Transfer (as defined in the relevant SPV LLC Agreement) its Subject Securities without the prior written consent of the Rights Holder.
     (B) AIG shall not, and shall not cause or permit any Subsidiary to, Transfer its Common Interest or Units (as such terms are defined in the relevant SPV LLC Agreement) of either SPV without the prior written consent of the Rights Holder.
     (vi) Amendments. The right to consent to any amendment of either SPV LLC Agreement by a Majority in Interest of the Preferred Members, the Junior Preferred Members or the Senior Preferred Members (as such terms are defined in the relevant SPV LLC Agreement) pursuant to Section 11.02 of such SPV LLC Agreement shall be exercised by the Rights Holder, and no Preferred Member, Junior Preferred Member or Senior Preferred Member shall have the right to waive any provision for its benefit, without the prior written consent of the Rights Holder.
     (vii) Participation Redemption. (A) Following the Preferred Payment (as such term is defined in the AIA SPV LLC Agreement), in the case of the AIA SPV, or the Junior Preferred Payment (as such term is defined in the ALICO SPV LLC Agreement), in the case of the ALICO SPV, the applicable SPV shall not make any dividend, distribution or other payment of any kind or character to the Common Members (as such term is defined in the relevant SPV LLC Agreement) of such SPV prior to such SPV exercising its right to redeem the AIA/ALICO Preferred Participating Return of such SPV in accordance with Section 8.06 (Participation Redemption) of the applicable SPV LLC Agreement; provided that, for purposes of determining the applicable Participating Fair Market Value (as such term is defined in the relevant SPV LLC Agreement), the fair market value of the applicable SPV Intercompany Loan shall not be taken into account and in lieu thereof the excess of (1) the amount of the SPV Intercompany Loan made by such SPV at Closing over (2) all amounts of principal received by such SPV in respect of its SPV Intercompany Loan prior to the redemption of the AIA/ALICO Preferred Participating Return of such SPV shall be deemed to have been received by such SPV and available for distribution pursuant to Sections 5.02(d) and (e) (Distributions) of the AIA SPV LLC Agreement (in the case of the AIA SPV) or Sections 5.02(f) and (g) (Distributions) or Sections 5.03(c) and (d) (Alternate Distributions) of the ALICO SPV LLC Agreement (in the case of the ALICO SPV), as applicable, as of the time of such redemption.
     (B) All notices required to be delivered to, and all actions that may be taken by, the Preferred Members (as such term is defined in the AIA SPV LLC Agreement) or the Junior

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Preferred Members (as such term is defined in the ALICO SPV LLC Agreement) pursuant to Section 8.06 (Participation Redemption) of each SPV LLC Agreement shall be delivered to or taken by the Rights Holder.
     (viii) Further Assurances. Each of AIG, the UST and the FRBNY shall take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to give effect to the provisions of this Section 7.03(b) (which provisions shall be binding on their respective successors and assigns), including voting its AIA/ALICO Preferred Units with respect to the applicable SPV in accordance with the foregoing provisions.
     Section 7.04. SPV Capital Contributions and ALICO Indemnity Capital Contributions. Effective as of the Closing, notwithstanding any provision contained in either SPV LLC Agreement to the contrary (including, for the avoidance of doubt, Section 3.02(a) and (c) of each SPV LLC Agreement):
     (a) AIG shall be required to make SPV Capital Contributions pursuant to Section 3.03(d) and ALICO Indemnity Capital Contributions pursuant to Section 7.09(a)(i)(C);
     (b) SPV Capital Contributions to an SPV and ALICO Indemnity Capital Contributions to the ALICO SPV shall constitute additional “Capital Contributions” for purposes of such SPV’s SPV LLC Agreement;
     (c) SPV Capital Contributions, ALICO Indemnity Capital Contributions and deemed capital contributions in accordance with the ALICO True-Up Letter shall not require the prior written consent of the Board of Managers of the applicable SPV or any other action by the Members (as such terms are defined in the relevant SPV LLC Agreement) or otherwise;
     (d) with respect to each SPV Capital Contribution and ALICO Indemnity Capital Contribution made by AIG to an SPV, AIG shall receive Common Units of such SPV at a per Common Unit purchase price equal to the per Common Unit value at the closing of the Initial Capital Contribution and no other Equity Securities (as such terms are defined in the relevant SPV LLC Agreement); and
     (e) AIG shall cause the Board of Managers of the applicable SPV to take all actions and to do, or cause to be done, all things necessary, proper or advisable to give effect to the provisions of this Section 7.04.
     Section 7.05. Affiliate Definition. Notwithstanding the definitions under the SPV LLC Agreements of “Affiliate”, “Affiliated”, “Control,” “Controlled” or “Controlling” to the contrary, (i) none of AIG or any of its Subsidiaries will be treated as Affiliates of the FRBNY, the UST, the Trust or the Trustees and (ii)

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none of AIG or any of its Affiliates, on the one hand, or the FRBNY, the UST, the Trust and the Trustees or any of their respective Affiliates, on the other, shall be deemed an Affiliate (as such term is defined in the relevant SPV LLC Agreement) of the other such Person(s).
     Section 7.06. AIA and ALICO Business. The Company Business (as defined in the applicable SPV LLC Agreement) of each SPV, and the activities that the ALICO SPV may engage in without the consent of the FRBNY Member (as defined in the applicable SPV LLC Agreement) pursuant to Section 4.01(d)(xv) of the ALICO SPV LLC Agreement, shall include the applicable SPV’s compliance with its obligations, and exercising and enforcing its rights, under this Agreement and the other Transaction Documents to which it is a party.
     Section 7.07. References to the Trust. Effective as of the Closing, each reference to the “AIG Credit Facility Trust” in each SPV LLC Agreement, and each requirement under each SPV LLC Agreement that any matter be subject to prior consultation with, or the prior concurrence of, the Trust (or any of the Trustees acting on its behalf), shall be disregarded and deemed inapplicable.
     Section 7.08. Confidentiality and Jurisdiction Provisions. Effective as of the Closing:
     (a) Each of Section 7.07(a) (Confidentiality; Access to Information) of the AIA SPV LLC Agreement and Section 7.05(a) (Confidentiality; Access to Information) of the ALICO SPV LLC Agreement is hereby replaced in its entirety with the following:
“Each Preferred Member (other than the FRBNY which is bound by that certain Nondisclosure Agreement by and among AIG and the FRBNY and dated as of September 25, 2008 (the “Nondisclosure Agreement”) or any Permitted Transferee of the FRBNY and any Observers who executed a joinder to the Nondisclosure Agreement or who are otherwise bound thereto), and any Observer not otherwise bound by the Nondisclosure Agreement, agrees to use reasonable best efforts to hold, and to use reasonable best efforts to cause its agents, consultants, contractors and advisors to hold, in confidence all non-public records, books, contracts, instruments, computer data and other data and information concerning the Company furnished or made available to such Person by the Company or any representative thereof pursuant to this Agreement (except to the extent that such information can be shown to have been (a) previously known by such Person on a non-confidential basis, (b) in the public domain through no fault of such Person or (c) later lawfully acquired from other sources by such Person (and without violation of any other confidentiality obligation)); provided that nothing herein shall prevent (x) any such Person from disclosing any such information to the extent required by applicable Laws or by any subpoena or similar legal process or (y) any

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Observer appointed by the U.S. Department of the Treasury from disclosing any such information to the U.S. Department of the Treasury.”
     (b) Section 11.15 (Consent to Jurisdiction and Service of Process) of each SPV LLC Agreement is hereby replaced in its entirety with the following:
“The Members hereby consent to the jurisdiction of the United States District Court for the District of Delaware (or, in the case of any claim against the U.S. Department of the Treasury for monetary damages in excess of $10,000, the United States Court of Federal Claims) and irrevocably agree that all actions or proceedings arising out of or relating to this Agreement shall be litigated in such court. Each of the Members accepts for itself and in connection with its respective properties, generally and unconditionally, the exclusive jurisdiction and venue of the applicable aforesaid court and waives any defense of forum non conveniens, and irrevocably agrees to be bound by any final, nonappealable judgment rendered thereby in connection with this Agreement. The Members hereby agree that notice may be served upon (a) each Member (other than the FRBNY, the UST or their Permitted Transferees) at the address and in the manner set forth for notice to such Member in Section 10.01 and (b) the FRBNY, the UST or their Permitted Transferees in accordance with federal law.”
     Section 7.09. MetLife Purchase Price Adjustments and Indemnity.
     (a) ALICO Post-Closing Payment.
     (i) If, at any time after the date hereof, the ALICO SPV becomes obligated to make any payment to an Acquiror Indemnified Party pursuant to any of the provisions of the MetLife Purchase Agreement or any Ancillary Agreement referred to in Section 11.05(a) of the MetLife Purchase Agreement (including any Post-Closing Adjustment) (as such terms are defined in the MetLife Purchase Agreement) (any such payment, an “ALICO Post-Closing Payment”), then AIG shall have the right to cause the ALICO SPV to pay such ALICO Post-Closing Payment either (x) in cash, (y) by delivering shares of Acquiror Stock or Acquiror Interim Preferred Stock or Equity Units (as such terms are defined in the MetLife Purchase Agreement) (the consideration referred to in this clause (y), “Equity Consideration”) or (z) a combination thereof, subject to, and in accordance with, (1) the terms of the MetLife Purchase Agreement and (2) for so long as any AIA/ALICO Preferred Units or AIA/ALICO Preferred Interests remain outstanding, the following:
     (A) cash consideration used to pay an ALICO Post-Closing Payment attributable to Taxes resulting from Section 338 elections (if any) made pursuant to the MetLife Purchase Agreement shall be paid by the SPV only to the extent of cash set

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aside by the SPV in respect of Taxes estimated to be payable on the sale of the ALICO stock (the amount of such payment, the “SPV Section 338 Payment Amount”);
     (B) all cash consideration, other than the SPV Section 338 Payment Amount, used to pay such ALICO Post-Closing Payment shall, at AIG’s option, be paid directly by AIG (on behalf of the ALICO SPV), or be contributed by AIG as capital to the ALICO SPV to be paid by the ALICO SPV, to the applicable Acquiror Indemnified Party on or prior to the applicable due date for such payment pursuant to the MetLife Purchase Agreement; and
     (C) to the extent any Equity Consideration is used to pay such ALICO Post-Closing Payment, AIG shall make a capital contribution (an “ALICO Indemnity Capital Contribution”) to the ALICO SPV equal to the Fair Value (as such term is defined in the MetLife Purchase Agreement) of such Equity Consideration in cash no later than the later of (1) the date on which such Equity Consideration is paid to the applicable Acquiror Indemnified Party and (2) the Closing;
     (D) AIG shall not, (1) prior to consulting with the Rights Holder (whose views AIG shall consider in good faith), cause or permit the ALICO SPV to use any Equity Consideration to pay all or any portion of any ALICO Post-Closing Payment, or (2) without the prior written consent of the Rights Holder, cause or permit the ALICO SPV to use Equity Consideration other than Equity Consideration held in the Indemnification Collateral Account (as such term is defined in the MetLife Purchase Agreement) to pay all or any portion of any ALICO Post-Closing Payment; and
     (E) AIG shall not, and shall not permit the ALICO SPV to, substitute Eligible Collateral for any collateral held in the Indemnification Collateral Account pursuant to the Indemnification Control Agreement (as such terms are defined in the MetLife Purchase Agreement) without the prior written consent of the Rights Holder;
provided that (v) if the capital contribution by AIG of any cash amount at the time it would otherwise be due and payable pursuant to clause (C) above would reasonably be expected to materially and adversely affect the liquidity of AIG, then AIG and the Rights Holder shall negotiate in good faith alternative or deferred funding arrangements, and (w) in evaluating any request by AIG to take any of the actions described in clauses (D) and (E) above, the Rights Holder shall

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consider in good faith the effect of approving or denying such request on the resulting liquidity of AIG.
     (b) ALICO Indemnification Matters. AIG shall, and shall cause the ALICO SPV to, (i) promptly notify the Rights Holder in writing of any notice received by AIG and/or the ALICO SPV of any claim (each, an “ALICO Indemnification Claim”) in respect of which indemnity is sought from AIG and/or the ALICO SPV under the MetLife Purchase Agreement, including any pending or threatened claim or demand that could reasonably give rise to a right of indemnification against AIG and/or the ALICO SPV thereunder, (ii) provide the Rights Holder with copies of any written materials sent or received by or on behalf of AIG and/or the ALICO SPV in connection with any ALICO Indemnification Claim, and (iii) provide the Rights Holder with such additional information relating to any ALICO Indemnification Claim as the Rights Holder may reasonably request.
     Section 7.10. Additional Provisions Relating to SPV Intercompany Loans. (a) If, as of any time following the Closing, the aggregate Payoff Amount (as defined in the SPV Intercompany Loan Agreements) for both SPV Intercompany Loans is greater than 125% of the sum of (x) the Aggregate AIA/ALICO Liquidation Preference and (y) the aggregate preferred returns earned on all AIA/ALICO Preferred Units since the most recent quarter then ended through (but not including) such time, then, notwithstanding anything to the contrary in the SPV LLC Agreements, this Agreement or the other Transaction Documents:
     (i) AIG may, from time to time, cause either SPV to dividend or distribute to AIG, cancel or otherwise cause not to be repayable any portion of the Payoff Amount of the relevant SPV Intercompany Loan (a “Payoff Reduction,” the amount of which shall, for clarity, no longer be part of such SPV Intercompany Loan) so long as (A) the condition set forth in the foregoing paragraph would continue to be satisfied immediately after giving effect to such Payoff Reduction and (B) such Payoff Reduction would not result in the amount of the relevant SPV Intercompany Loan being less than 125% of, in the case of the AIA SPV, the AIA Liquidation Preference or, in the case of the ALICO SPV, the ALICO Liquidation Preference.
     (ii) Any Payoff Reduction pursuant to the foregoing paragraph may be effected by such means as AIG may determine, including, without limitation, by causing either SPV Intercompany Loan to be evidenced by multiple promissory notes and transferring the note or notes representing a permitted Payoff Reduction to AIG as a dividend or distribution on the Common Units (as defined in the relevant SPV LLC Agreement); provided, however, that no making of a Payoff Reduction shall (A) be a Significant Action (as such term is defined in the AIA SPV LLC Agreement), a Senior Significant Action or a Junior Significant Action (as such terms are defined in the ALICO SPV LLC Agreement) or an action

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otherwise requiring the consent of the Rights Holder, the FRBNY, the UST or any other AIA/ALICO Preferred Member or (B) be deemed to be Net Proceeds for any purpose under this Agreement or the Intercompany Guarantee and Pledge Agreement. Notwithstanding Section 7.03(b)(vii), the Payoff Reduction shall be treated as a permitted distribution on the Common Units for purposes of the applicable SPV LLC Agreement; provided, however, that the Payoff Reduction shall not affect (A) the determination of Participating Fair Market Value (as such term is defined in the relevant SPV LLC Agreement) pursuant to Section 7.03(b)(vii) and the relevant SPV LLC Agreement or (B) any other rights and preferences of the AIA/ALICO Preferred Units.
     (b) Notwithstanding Section 7.01(a) hereof, Section 5.03 of the AIA SPV LLC Agreement or Section 5.04 of the ALICO SPV LLC Agreement, if any proceeds from the foreclosure of the Collateral (as defined in the Intercompany Guarantee and Pledge Agreement) or from the foreclosure of a judgment lien on any Designated Interests that do not constitute Collateral are received by either SPV in respect of its SPV Intercompany Loan (such proceeds, a “Foreclosure Payment”) as a result of any action taken by the Rights Holder, then, if and for so long as the UST or any of its Affiliates together own more than 50% of the AIG Common Stock outstanding at such time, such SPV shall not distribute such Foreclosure Payment to the Members (as defined in the relevant SPV LLC Agreement) (other than the FRBNY, to the extent that the FRBNY holds any AIA/ALICO Preferred Units of the relevant SPV, if approved by the UST), but shall instead deposit such Foreclosure Payment into an account at the FRBNY, or another financial institution designated by the Rights Holder, to be held in escrow on terms reasonably acceptable to the Rights Holder. If a Foreclosure Payment is received by either SPV when the UST and its Affiliates together do not own more than 50% of the AIG Common Stock outstanding at such time, such event shall nonetheless not be a “Qualifying Event” with respect to such SPV under its SPV LLC Agreement, and such Foreclosure Payment shall be distributed by such SPV to the Members as provided in the relevant SPV LLC Agreement only at the request of the Common Member (as defined in the relevant SPV LLC Agreement). If such SPV does not distribute such Foreclosure Payment to its Members (as defined in the relevant SPV LLC Agreement), such Foreclosure Payment will be deposited into an account at the FRBNY, or another financial institution designated by the Rights Holder, to be held in escrow on terms reasonably acceptable to the Rights Holder. Any Foreclosure Payment placed in escrow pursuant to the foregoing sentences may be requested by the Common Member to be released to the relevant SPV if the UST and its Affiliates together do not own more than 50% of the AIG Common Stock outstanding at such time and, if so released, shall promptly be distributed to the Members as provided in the relevant SPV LLC Agreement as though such Foreclosure Payment were a “Qualifying Event” with respect to such SPV; provided, however, that if all or any portion of a Foreclosure Payment is so held in escrow during a period when both (x) none of the UST and its Affiliates together own or hold more than 50% of the

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AIG Common Stock outstanding at such time and (y) the AIA/ALICO Preferred Redemption with respect to such SPV has not occurred, then from and including the date on which such Foreclosure Payment (or portion thereof) was deposited in escrow and to but excluding the date on which such Foreclosure Payment is released in full at the request of the Common Member, the Preferred Return on all Preferred Units (in the case of the AIA SPV) or the Senior Preferred Return or Junior Preferred Return on all Senior Preferred Units and Junior Preferred Units, respectively (in the case of the ALICO SPV), shall be increased by four percent (4%) per annum.
ARTICLE 8
Designated Entity Related Matters
Each of AIG, the FRBNY and the UST agree as follows:
     Section 8.01. Designated Entity Consent Rights. Effective as of the date hereof:
     (a) For so long as there is a Rights Holder, AIG shall not, and shall not permit any Designated Entity and/or any Subsidiary thereof (as specified below) to, take any Significant Action (as defined below) without obtaining the prior written consent of the Rights Holder (in accordance with Section 8.01(b)); provided, however, that nothing in this Section 8.01(a) will prohibit AIG from taking, or causing any Designated Entity or any of its Subsidiaries to take, (w) any of the actions set forth in Section 8.01(a) of the AIG Disclosure Schedule; (x) any action expressly permitted pursuant to Section 4(a) or 7(c)(v) of the Intercompany Guarantee and Pledge Agreement; (y) any action required to comply with any (1) applicable Law or (2) regulatory requirement, directive or order of any relevant Department; or (z) any Significant Action if, as a result thereof, the entire amount of the AIA/ALICO Preferred Redemption with respect to both SPVs will be distributed to the AIA/ALICO Preferred Members. “Significant Action” means, with respect to any Designated Entity, any of the following:
     (i) any amendment or waiver of any provisions of the articles of incorporation, bylaws or other similar organizational or constitutive documents of the Designated Entity or any of its Material Subsidiaries (in each case, whether by merger or otherwise) in a manner that adversely affects, or would reasonably be expected to adversely affect, in any material respect, any right of the Equity Interests of the Designated Entity or such Material Subsidiary;
     (ii) any authorization or issuance by the Designated Entity or any Subsidiary thereof of any Equity Interests other than to AIG or any Wholly Owned Subsidiary of AIG;

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     (iii) (A) any merger involving the Designated Entity or (B) any sale, directly or indirectly, of all or substantially all of the consolidated assets of the Designated Entity and its Subsidiaries in one or a series of related transactions (whether by merger, consolidation or other business combination); provided, however, that the foregoing shall not apply to any merger between the Designated Entity and any of its Wholly Owned Subsidiaries (so long as the Designated Entity is the surviving Person in such merger) or between any of its Wholly Owned Subsidiaries;
     (iv) any recapitalization, reorganization, reclassification, spin-off or combination of any Equity Interests of the Designated Entity or any Material Subsidiary thereof;
     (v) (A) in the case of ILFC and its Subsidiaries, entering into any binding contract for the sale, transfer or other disposition (other than the granting of a security interest in connection with the incurrence of Indebtedness), whether by merger, purchase of stock or assets or otherwise, in one or a series of related transactions, of any assets, business or operations of ILFC or any of its Subsidiaries, if the aggregate consideration to be received under such contract (including cash and non-cash consideration, Indebtedness assumed in connection with such disposition and all obligations in respect of deferred purchase price (but excluding any earn-out obligations, other post-closing contingent payments and purchase price adjustments)) (the “Contract Price”) would, when combined with the Contract Price of each other such contract entered into during the immediately preceding 12-month period (or, if less than 12 months has elapsed since the date hereof, such shorter period of time as has elapsed since such date), be equal to or greater than $2.5 billion in the aggregate, and (B) in the case of each other Designated Entity and its Subsidiaries, any sale, transfer or other disposition, whether by merger, purchase of stock or assets or otherwise, in one or a series of related transactions, of any assets, business or operations (1) representing ten percent (10%) or more of the consolidated assets of such Designated Entity and its Subsidiaries determined as of the date of such sale, transfer or disposition or (2) generating ten percent (10%) or more of the consolidated revenues of such Designated Entity and its Subsidiaries determined as of the date of such sale, transfer or disposition; provided, however, that the foregoing shall not apply to (W) in the case of Nan Shan, any Securities Lending Program, (X) any transaction among the Designated Entity and any of its Subsidiaries or among any of its Subsidiaries, (Y) the managing of investment assets and the effecting of treasury and cash management functions by the Regulated Subsidiaries, in each case, conducted in the ordinary course of business consistent with past practices, and (Z) reinsurance or co-insurance arrangements entered into in the ordinary course of business consistent with past practices;

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     (vi) (A) in the case of ILFC and its Subsidiaries, entering into any binding contract for the acquisition of assets (including aircraft) by ILFC or any of its Subsidiaries, in one or a series of related transactions, if the aggregate scheduled payments under all such binding contracts would, in any consecutive 12-month period following the date hereof, be equal to or greater than $2.5 billion, and (B) in the case of each other Designated Entity and its Subsidiaries, any acquisition of assets by such Designated Entity or any of its Subsidiaries (whether by merger, purchase of stock or assets or otherwise), in one or a series of related transactions, (1) with an aggregate purchase price equal to or greater than ten percent (10%) of the consolidated assets of such Designated Entity and its Subsidiaries as of the date of such acquisition or (2) generating ten percent (10%) or more of the consolidated revenues of such Designated Entity and its Subsidiaries as of the date of such acquisitions; provided, however, that the foregoing shall not apply to (W) in the case of Nan Shan, any Securities Lending Program, (X) any transaction among the Designated Entity and any of its Subsidiaries or among any of its Subsidiaries, (Y) the managing of investment assets and the effecting of treasury and cash management functions by the Regulated Subsidiaries, in each case, conducted in the ordinary course of business consistent with past practices, and (Z) reinsurance or co-insurance arrangements entered into in the ordinary course of business consistent with past practices;
     (vii) any (A) Public Offering or (B) sale, transfer or other disposition, directly or indirectly, of Equity Interests of (1) the Designated Entity, (2) any Person owning, directly or indirectly, all or substantially all of the assets of the Designated Entity and its Subsidiaries, taken as a whole, (3) any Person formed solely for the purpose of owning all of the Equity Interests of the Designated Entity, or (4) any Material Subsidiary of any of the foregoing Persons;
     (viii) the declaration or payment of dividends or the making of distributions on or in respect of any Equity Interests (other than any preferred stock of ILFC outstanding as of the date hereof) by (A) the Designated Entity or (B) any Subsidiary thereof, other than (X) on a pro rata basis to the equity owners of such Designated Entity or any Wholly Owned Subsidiary thereof or (Y) as expressly required by the terms of such Equity Interests or the organizational or constitutive documents of such Designated Entity or Subsidiary thereof in effect as of the date hereof;
     (ix) the redemption or repurchase of any Equity Interests (other than any preferred stock of ILFC outstanding as of the date hereof) of any Designated Entity or Material Subsidiary thereof that are owned by any Person, other than the Designated Entity or any Wholly Owned Subsidiary thereof;

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     (x) entering into or modifying any contract or other transaction or arrangement with any Affiliate of the Designated Entity that requires the payment to or from such Affiliate in excess of $5 million; provided, however, that the foregoing shall not apply to (A) any such action taken in ordinary course of business consistent with past practice and on arm’s-length terms, (B) insurance and reinsurance transactions between the Designated Entity or its Subsidiaries, on the one hand, and AIG or its Subsidiaries, on the other hand, in each case in this clause (B) in the ordinary course of business consistent with past practice, (C) any transaction, agreement or arrangement among the Designated Entity and any of its Subsidiaries or among any of its Subsidiaries or (D) any transaction, agreement or arrangement between AIG or its Subsidiaries, on the one hand, and ILFC or its Subsidiaries, on the other hand, relating to services provided by AIG or its Subsidiaries to, or other arrangements among AIG or its Subsidiaries and, ILFC and its Subsidiaries, in each case in this clause (D) in the ordinary course of business consistent with past practice;
     (xi) undertaking a voluntary liquidation or dissolution of the Designated Entity, filing for or consenting to the filing of Bankruptcy by the Designated Entity, or taking any other legal action evidencing insolvency with respect to the Designated Entity, or causing or permitting any of the Material Subsidiaries of the Designated Entity to do any of the foregoing;
     (xii) entering into any agreement, indenture or other instrument that contains provisions that would restrict the ability of any Designated Entity or any Material Subsidiary thereof to declare, pay or make dividends or distributions with respect to any of its Equity Interests, other than agreements or undertakings that may be entered into by the Designated Entity or any Insurance Subsidiary thereof in the ordinary course of business or as required by any applicable Law, regulation, directive or order applicable to any Designated Entity or any Insurance Subsidiary thereof, provided, however, that the foregoing shall not apply to any agreement, indenture or other instrument entered into in connection with a transaction that is permitted pursuant to Section 8.01(a)(xiii);
     (xiii) (A) in the case of ILFC and its Subsidiaries, having Net ILFC Indebtedness as of any date that exceeds Net ILFC Indebtedness as of the date that is one year prior to such date (or, if less than one year has elapsed since the date hereof, Net ILFC Indebtedness as of the date hereof) by more than $1 billion, and (B) in the case of each other Designated Entity and its Subsidiaries, incurring additional consolidated Indebtedness having an outstanding principal amount in excess of $20 million in the aggregate; provided, however, that the foregoing clause (B) shall not apply to (V) any refinancing (including any extension, renewal or exchange) of then-existing Indebtedness, so long as the principal amount of then-existing Indebtedness being refinanced is equal to or more than the

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amount of any such new Indebtedness being incurred without regard to any unpaid accrued interest and premium thereon plus other reasonable fees incurred in connection with such refinancing, (W) borrowing by the Designated Entity or any of its Subsidiaries under currently available lines of credit, (X) intercompany loans, guarantees or advances made by the Designated Entity to any of its Subsidiaries or made by any of its Subsidiaries to the Designated Entity or any other Subsidiary thereof, (Y) in the case of Nan Shan, any Securities Lending Program, and (Z) other Indebtedness incurred or assumed in connection with any transactions permitted pursuant to Section 8.01(a)(v)(Y) or (Z) or any of Section 8.01(a)(vi)(Y) or (Z); or
     (xiv) amending, modifying or supplementing, or waiving any right of AIG under, any Star-Edison Transaction Agreement, in each case, in a manner that (A) materially adversely affects, or would reasonably be expected to materially adversely affect, AIG, Star or Edison or any right of the Equity Interests of either Star or Edison (or both) or (B) would reasonably be expected to materially delay the consummation of the transactions contemplated by the Star-Edison Transaction Agreements.
Each of AIG, the FRBNY and the UST hereby agrees and acknowledges that the provisions set forth in this Section 8.01(a) are necessary and appropriate to protect the rights of the AIA/ALICO Preferred Members with respect to the Designated Entities hereunder and under the Intercompany Guarantee and Pledge Agreement. The provisions of Sections 8.01(a)(iii), (iv) and (vii) shall not apply to any actions required under the Star-Edison Transaction Agreements (as such agreements are in effect on the date hereof).
     (b) For as long as there is a Rights Holder, in the event AIG is required to obtain the written consent of the Rights Holder with respect to any proposed Significant Action pursuant to Section 8.01(a), AIG shall deliver to the Rights Holder, in the manner and to the individual (the “Consent Request Contact”) set forth in Section 12.01, a written request for consent (a “Significant Action Request Notice”), setting forth sufficient detail regarding the facts and circumstances of such proposed Significant Action (including all financial and background information) to enable the Rights Holder to make a reasonably informed decision with respect to such request for consent. The Rights Holder shall only have been deemed to have provided its written consent to any Significant Action for purposes of Section 8.01(a) if the Consent Request Contact has delivered to AIG a copy of the Significant Action Request Notice with respect to such Significant Action that has been countersigned by the Consent Request Contact on behalf of the Rights Holder. The Rights Holder agrees to use reasonable efforts to cause a decision as to whether or not to grant its consent to any proposed Significant Action to be made within 30 calendar days after delivery of a conforming Significant Action Request Notice with respect thereto to the Consent Request Contact, but the failure to act within such time period shall not

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in any way affect the Rights Holder’s rights under Section 8.01(a) or any party’s other rights or obligations under this Article 8.
     Section 8.02. Designated Entity Outlook Plan and Material Developments. (a) For so long as there is a Rights Holder, within 45 days after each December 31 and June 30 occurring after the date hereof (starting with June 30, 2011), AIG shall deliver to the Rights Holder (and, if the FRBNY is the Rights Holder at such time, the UST) an outlook plan or an updated version thereof for the succeeding 12-month period outlining the divestiture plan (including the proposed timing for a Monetization Transaction and the status and terms of any discussions or negotiations with any prospective buyer) with respect to (i) Nan Shan, (ii) if the Star-Edison Purchase Agreement is terminated, Star and Edison, and (iii) following May 1, 2013, ILFC (in each case, until such time as a Monetization Transaction has occurred with respect to the applicable Person).
     (b) For so long as there is a Rights Holder, promptly after any material development relating to the business, operations, prospects, divestiture, assets, liabilities or other obligations of any Designated Entity (and Maiden Lane II and Maiden Lane III, if either such Person is not a Designated Entity at the time of such development), AIG shall provide the Rights Holder (and, if the FRBNY is the Rights Holder at such time, the UST) with a reasonably detailed written summary of such material development and such additional information relating thereto as the Rights Holder (or, if the FRBNY is the Rights Holder, the UST) may reasonably request.
     Section 8.03. Nan Shan Liquidity Rights. From and after the date hereof, AIG shall use its commercially reasonable efforts to effect a Monetization Transaction with respect to Nan Shan, unless the AIA/ALICO Preferred Redemption has occurred with respect to both SPVs.
     Section 8.04. Star-Edison Liquidity Rights. AIG shall use its commercially reasonable efforts to consummate the transactions contemplated by the Star-Edison Purchase Agreement. If the Star-Edison Purchase Agreement is terminated at any time, then from and after the date of such termination, AIG shall use its commercially reasonable efforts to effect a Monetization Transaction with respect to each of Star and Edison, unless the AIA/ALICO Preferred Redemption has occurred with respect to both SPVs.
     Section 8.05. Maiden Lane III Upstream Obligations. AIG shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts to obtain any and all rating agency, regulatory or other consents, approvals, non-disapprovals or assurances as may be necessary to permit distribution of all Maiden Lane III Interests held by any Subsidiary of AIG that is not a Guarantor (as such term is defined in the Intercompany Guarantee and Pledge Agreement) to AIG or any Guarantor (as such term is defined in the Intercompany Guarantee and Pledge Agreement) in compliance with applicable Law and without a downgrade of the financial strength or insurer claims-paying rating of the applicable

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Subsidiary, and upon receipt of such consents, approvals, non-disapprovals or assurances, AIG shall cause such Subsidiary to distribute all Maiden Lane III Interests to AIG or any Guarantor (as such term is defined in the Intercompany Guarantee and Pledge Agreement).
     Section 8.06. Compelled Monetization Rights. (a) At any time from and after May 1, 2013, and until such time as the AIA/ALICO Preferred Redemption shall have occurred in full with respect to both SPVs, the Rights Holder shall have the right, in its sole discretion, to deliver a written notice to AIG (each, a “Compelled Monetization Notice”), directing AIG to effect a Monetization Transaction (each, a “Compelled Monetization Transaction”) with respect to one or more of Nan Shan, Star, Edison and ILFC (each Designated Entity for which a Compelled Monetization Notice has been delivered, a “Compelled Disposal Entity”). In connection with any Compelled Monetization Transaction, the Rights Holder shall designate an independent investment banking firm of recognized national standing selected by the Rights Holder and reasonably acceptable to AIG (the “Investment Bank”) to, in the case of a Sale of the Company, conduct the sale process or, in the case of an Initial Public Offering, act as the sole global coordinator and lead book-running manager for such public offering, in accordance with this Section 8.06.
     (b) The Investment Bank will act upon the instructions of the Rights Holder and establish such procedures as the Rights Holder may require in order to effect a Compelled Monetization Transaction for the Compelled Disposal Entity as promptly as practicable. AIG agrees to cooperate fully with the Investment Bank in accordance with such procedures, and agrees to negotiate diligently and in good faith the terms and conditions of any proposal recommended for consideration by the Investment Bank for such Compelled Monetization Transaction. AIG will retain independent legal counsel of appropriate expertise reasonably acceptable to the Rights Holder, to advise AIG on such Compelled Monetization Transaction. In the event of a disagreement between AIG and the Rights Holder regarding the terms and conditions (including timing of completion) for such Compelled Monetization Transaction, the final determination of such terms and conditions shall be made by the Rights Holder, in its sole discretion (it being understood that in no event shall such terms and conditions include any material obligations on the part of AIG or any of its Subsidiaries following the closing of such Compelled Monetization Transaction other than those that, in the reasonable judgment of the Rights Holder, are customary for transactions of this type). AIG shall take, or cause to be taken, all actions (including (i) executing and delivering or causing to be executed and delivered all documents, certificates, agreements, (ii) seeking all Approvals and (iii) making or causing to be made all filings and notifications with all Governmental Entities) as may be necessary, proper, desirable or advisable to consummate such Compelled

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Monetization Transaction on the terms so determined. All fees and expenses of the Investment Bank and legal counsel (and other advisors and experts retained) in connection with such Compelled Monetization Transaction shall be paid by AIG and deducted from gross proceeds pursuant to clause (ii)(A) of the definition of “Net Proceeds” in the Intercompany Guarantee and Pledge Agreement.
     Section 8.07. Public Offerings. From the date hereof until such time as the AIA/ALICO Preferred Redemption shall have occurred with respect to both SPVs, (a) the Rights Holder shall have the right to appoint one of the global coordinators (which shall also serve as lead book-running managers) (the “Global Coordinators”) for each Public Offering, and (b) AIG shall have the right to appoint (i) one of the Global Coordinators and (ii) after prior consultation with the AIA/ALICO Preferred Members, any additional Global Coordinators and book runners for each Public Offering. The additional book runners, if any, shall report to the Global Coordinators, who shall be responsible on a joint basis for overseeing the book runners and determining their compensation, allocations and all other important matters for which lead underwriters are customarily responsible in public offerings of securities of the applicable type.
     Section 8.08. Relationship to FRBNY Credit Facility. Except as expressly set forth in this Article 8, the rights and obligations of the parties hereto shall be without prejudice to the rights and obligations of the FRBNY and AIG under the FRBNY Credit Facility (for clarity, until repayment and termination of the FRBNY Credit Facility).
     Section 8.09. Limitation on Designated Entity Rights. Unless otherwise agreed by the parties hereto (whether in connection with the giving of any consent pursuant to this Article 8 or otherwise), notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, the UST and the FRBNY acknowledge and agree that from and after such time as any Designated Entity ceases to be a Subsidiary of AIG or one or more of its Subsidiaries, or AIG otherwise ceases directly or indirectly to control such Designated Entity, nothing in this Agreement or the other Transaction Documents will require AIG or any Subsidiary of AIG to take any action with respect to the business of such Designated Entity.
ARTICLE 9
Other Covenants
     Section 9.01. Interim Operating Covenants. (a) Prior to the Closing, except as Previously Disclosed or as contemplated by the Transaction Documents, AIG shall, and shall cause each Subsidiary of AIG to, use commercially reasonable efforts to carry on its business in the ordinary course of business and maintain and preserve its business (including its organization, assets, properties, goodwill and insurance coverage) and preserve its business relationships with customers, strategic partners, suppliers, distributors and others having business dealings with it.

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     (b) The parties hereto agree that nothing in this Agreement or the other Transaction Documents shall constitute a waiver or consent with respect to any provision of the FRBNY Credit Facility or either SPV LLC Agreement or shall be construed as a waiver or consent to any action that would require a waiver or consent of the FRBNY thereunder; provided, however, that by virtue of entering into the Transaction Documents, the FRBNY shall be deemed to have given its waiver or consent, as applicable, with respect to each of the following actions that would require a waiver or consent of the FRBNY pursuant to the FRBNY Credit Facility or either SPV LLC Agreement: (i) the entry into this Agreement and the other Transaction Documents by AIG, the AIA SPV and the ALICO SPV and (ii) the actions expressly permitted or required to be taken by AIG, the AIA SPV, the ALICO SPV and any Affiliate of AIG, the AIA SPV or the ALICO SPV pursuant to this Agreement and the other Transaction Documents.
     Section 9.02. Stockholder Action by Written Consent; AIG Information Statement. (a) On December 7, 2010, the Trust, as the holder of a majority of the voting power of AIG, executed and delivered to AIG a consent in writing, a copy of which is attached as Exhibit I hereto (the “Trust Written Consent”), in accordance with Section 228 of Delaware Law voting all shares of Series C Preferred Stock owned by the Trust in favor of the Stock Issuance without prior notice to or a meeting of the stockholders of AIG.
     (b) Without limiting Section 9.02(a), AIG shall (i) prepare and file an information statement with the SEC in connection with the Stock Issuance (the “AIG Information Statement”) as soon as reasonably practicable after the execution of the Trust Written Consent, (ii) use its commercially reasonable efforts to have the AIG Information Statement cleared by the SEC and mailed to AIG’s stockholders as promptly as practicable thereafter and (iii) comply with all legal requirements and rules of the New York Stock Exchange applicable to the Stock Issuance and the AIG Stockholder Approval. AIG shall provide the FRBNY, the UST and the Trust and their respective counsel with a reasonable opportunity to review and comment upon the form and substance of the AIG Information Statement (including any amendments or supplements thereto) prior to filing the AIG Information Statement with the SEC. AIG shall notify the FRBNY, the UST and the Trust promptly of the receipt of any comments from the SEC and of any request by the SEC for any amendments or supplements to the AIG Information Statement, AIG shall provide the FRBNY, the UST and the Trust with a reasonable opportunity to review and comment on any such comments or requests from the SEC, and, if required by the 1934 Act or other applicable Law, AIG shall mail to its stockholders, as promptly as reasonably practicable, any such amendment or supplement.
     Section 9.03. Consummation of Recapitalization; Filings; Consents. (a) Subject to the terms and conditions of this Agreement, AIG, the AIA SPV and the ALICO SPV shall, and shall cause their respective Subsidiaries to, and each of the FRBNY and the UST shall use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary,

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proper or desirable, or advisable under applicable Laws (including obtaining all Required Regulatory Approvals and the confirmation of previously obtained determinations of non-control to the extent deemed necessary or advisable), so as to permit consummation of the transactions contemplated by the Transaction Documents as promptly as practicable and the Trust shall reasonably cooperate with the other parties hereto in connection with the foregoing; provided that under no circumstances shall any of AIG, the AIA SPV, the ALICO SPV and their respective Subsidiaries, the FRBNY, the UST and the Trust be under any obligation to agree to, or accept, any agreements, commitments or conditions, pursuant to a settlement or otherwise, with any Governmental Entity, or any other Person in connection with obtaining any Required Regulatory Approval or any other filings with, exemptions or reviews by, or authorizations, consents or approvals of, any Governmental Entity or any other Person required in connection with the consummation of the transactions contemplated by the Transaction Documents. In addition, each of AIG, the AIA SPV and the ALICO SPV agrees that it shall not, nor allow any of its Subsidiaries to, agree to, or accept, any such agreements, commitments or conditions without the prior written consent of the FRBNY, the UST and the Trust. To the extent that the Trust is required to submit or execute any Approval in connection with the transactions contemplated by this Agreement and the other Transaction Documents, such Approval shall be in a form and substance reasonably acceptable to the Trust.
     (b) Subject to Section 9.03(a), the parties (other than the Trust) shall promptly make or cause to be made all filings and notifications with all Governmental Entities that are necessary, proper or advisable under the Transaction Documents and applicable Laws to complete and make effective the transactions contemplated by the Transaction Documents and the Trust shall reasonably cooperate with the other parties hereto in connection with the foregoing. AIG shall, and shall cause its Subsidiaries to, keep the FRBNY, the UST and the Trust apprised of all substantive communications with Governmental Entities (other than those that are parties to this Agreement) regarding the transactions contemplated by the Transaction Documents. AIG shall, and shall cause its Subsidiaries to, provide the FRBNY, the UST and the Trust (i) any information they reasonably request relating to any filings or notifications to be made by them or on their behalf and (ii) a reasonable opportunity to review in advance, consult with AIG or the applicable Subsidiary regarding and consider in good faith, and give reasonable consideration to, the views of the FRBNY, the UST and the Trust in connection with any filing made with, or written materials submitted to, or oral presentations made to, any Governmental Entity in connection with the transactions contemplated by the Transaction Documents.
     Section 9.04. Issuance of Warrants. Prior to the Closing, AIG, acting through the AIG Board, shall declare a special stock dividend (the “Special Dividend”) of warrants to purchase up to an aggregate of 75 million shares of AIG Common Stock at an initial exercise price of $45.00 per share (the “Warrants”) to the holders of record of AIG Common Stock on the record date

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for the Special Dividend (excluding any shares of AIG Common Stock held by AIG as treasury shares or by Subsidiaries of AIG). Unless otherwise agreed by the FRBNY, the UST and AIG, the record date for the Special Dividend shall be the Business Day prior to the date on which AIG, the FRBNY and the UST reasonably anticipate the Closing to occur. The Warrants issued pursuant to the Special Dividend shall be in the form of Exhibit A to the Warrant Agreement and will be subject to the terms and conditions of the Warrant Agreement.
     Section 9.05. Certain Notifications. (a) From the date hereof until the Closing, except as Previously Disclosed, AIG shall promptly notify the FRBNY, the UST and the Trust of (i) any fact, event or circumstance to the knowledge of AIG which would reasonably be expected to cause any representation or warranty of AIG contained in this Agreement to be untrue or inaccurate in any material respect or to cause any covenant or agreement of AIG or any SPV contained in this Agreement not to be complied with or satisfied in any material respect, (ii) any fact, circumstance, event, change, occurrence, condition or development of which AIG is aware and which, individually or in the aggregate, has had or would reasonably be expected to have an AIG Material Adverse Effect or (iii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by the Transaction Documents; provided, however, that delivery of any notice pursuant to this Section 9.05(a) shall not limit or affect any rights of or remedies available to the FRBNY, the UST, the Trust or any of the Trustees; provided, further, that a failure to comply with clause (i) or (ii) of this Section 9.05(a) shall not constitute a breach of this Agreement or the failure of any condition set forth in Section 10.02(a) to be satisfied unless the underlying AIG Material Adverse Effect or material breach would independently result in the failure of a condition set forth in Section 10.02(a) to be satisfied.
     (b) From and after the Closing Date, AIG shall promptly notify the FRBNY and the UST of any fact, event or circumstance to the knowledge of AIG which would reasonably be expected to cause any covenant or agreement of AIG or any SPV contained in this Agreement that contemplates performance after the Closing Date not to be complied with or satisfied in any material respect; provided, however, that delivery of any notice pursuant to this Section 9.05(b) shall not limit or affect any rights of or remedies available to the FRBNY or the UST.
     Section 9.06. Expenses. (a) AIG agrees to pay or reimburse, at the option of the FRBNY or the UST, as applicable, all reasonable out-of-pocket expenses of the FRBNY and the UST relating to, or otherwise arising out of, (i) the preparation and administration of this Agreement and the other Transaction Documents, any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or the exercise, enforcement or protection of any rights in connection with, or compliance with any obligations arising under, this Agreement and the other Transaction Documents, (ii) except as provided in

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Section 1.1(b) of the Registration Rights Agreement, the transactions contemplated by the Transaction Documents, (iii) the financial assistance provided under TARP, including any restructuring thereof, (iv) the FRBNY Credit Facility, (v) except as provided in Section 1.1(b) of the Registration Rights Agreement, the ownership by the FRBNY or the UST of any securities of AIG or any of its Subsidiaries (whether before or after the Closing), including any disposition thereof, (vi) any expenses incurred by the FRBNY under the Trust Agreement, including pursuant to Section 2.07(a) of the Trust Agreement and (vii) any other transactions among the FRBNY and/or the UST and AIG or any investment by the FRBNY and/or the UST in AIG, whether existing, hereafter entered into or contemplated, including in each case the fees, charges and disbursements of counsel, accountants, financial advisers, investment bankers and other experts engaged by any of the FRBNY or the UST; provided, however, that, notwithstanding the foregoing or anything to the contrary in this Agreement or the other Transaction Documents, no expense of the FRBNY or the UST shall be paid or reimbursed to the extent that it is expressly excluded from AIG’s obligation to provide indemnity to any Indemnitee (or similar Person) under Section 9.07 or any indemnity clause in any other Transaction Document.
     (b) AIG shall bear and pay all costs and expenses incurred by AIG, and each Subsidiary of AIG (including the SPVs) shall bear and pay all costs and expenses incurred by such Subsidiary, in each case, in connection with the transactions contemplated by the Transaction Documents; provided that the foregoing shall not limit or otherwise alter the obligation of the AIG Member (as such term is defined in the relevant SPV LLC Agreement) to bear and pay the Company Expenses (as such term is defined in the relevant SPV LLC Agreement) of each SPV pursuant to Section 4.03 of the relevant SPV LLC Agreement; provided, however, that under no circumstance shall AIG be required to bear or pay the SPV Section 338 Payment Amount or any costs or expenses incurred by such SPV to the extent that such costs or expenses may be deducted from gross proceeds pursuant to clause (ii)(A) of the definition of “Net Proceeds” in the Intercompany Guarantee and Pledge Agreement.
     Section 9.07. Indemnity. (a) Except as expressly provided in Section 1.1(g) of the Registration Rights Agreement, AIG agrees to indemnify the UST, the FRBNY, their respective Affiliates and the directors, officers, employees, agents, attorneys, accountants and other professional advisers of any of the foregoing (each such Person, an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and out-of-pocket disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with or as a result of (i) the execution or delivery of, the performance by the parties hereto of their respective obligations under, or the consummation of the transactions contemplated by, this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby or thereby or (ii) any claim, litigation, investigation or proceeding relating to any of

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the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by AIG or any of its Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related out-of-pocket expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence, bad faith or willful misconduct of such Indemnitee. All amounts due under this Section 9.07(a) shall be payable promptly upon written demand therefor.
     (b) To the extent permitted by applicable Law, each of the parties to this Agreement agrees that no party to this Agreement shall assert, and each of the parties to this Agreement hereby waives, in advance, any claim against any Indemnitee of any party to this Agreement, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Transaction Document, any agreement or instrument contemplated hereby or thereby or any of the transactions contemplated by any of the foregoing.
     Section 9.08. Exculpation, Indemnification and Expenses of the Trust and the Trustees. (a) It is expressly understood and agreed by the parties hereto that this Agreement (and any other agreement or instrument contemplated by this Agreement or any other Transaction Document) is being executed and delivered by the Trustees not individually or personally but solely in their capacities as Trustees in the exercise of the powers and authority conferred and vested in them as such Trustees, and under no circumstance shall any Trustee have any personal liability in such Trustee’s individual capacity in connection with this Agreement, any other agreement or instrument contemplated by this Agreement or any other Transaction Document or any transaction contemplated by any of the foregoing.
     (b) AIG agrees to indemnify the Trust and each of the Trustees, individually and as trustees of the Trust, and their respective agents, attorneys, accountants and other professional advisers (each such Person, a “Trust Indemnitee”) against, and to hold each Trust Indemnitee harmless, in each case to the maximum extent permitted by applicable Law, from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements and taxes (other than taxes based upon, measured by or determined by the income of such Trust Indemnitee except as a result of any amounts paid or payable pursuant to this Section 9.08) (collectively, “Losses”), incurred by or asserted against any Trust Indemnitee in connection with the Trust, the Trust Agreement, the assets of the Trust, this Agreement, any Transaction Document, any other agreement or instrument contemplated by this Agreement or any other Transaction Document or any transaction contemplated by any of the foregoing, including any Losses arising out of, in any way connected with or as a result of (i) the execution or delivery of, the performance by the Trust of its obligations under, or the consummation of the transactions contemplated by, this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby or thereby, (ii) the existence, operation or termination of the

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Trust or the assets of the Trust (including the Series C Preferred Stock and the Series C Exchanged Shares), (iii) any act taken or omitted to be taken by any Trust Indemnitee in the performance of, in connection with or arising out of its, his or her duties under the Trust Agreement or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Trust Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by AIG or any of its Affiliates); provided that such indemnity shall not, as to any Trust Indemnitee, be available to the extent that such Losses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from such Trust Indemnitee’s willful conduct actually known by such Trust Indemnitee to be unlawful.
     (c) To the maximum extent permitted by applicable Law, each of the parties to this Agreement agrees that no party to this Agreement shall assert, and each of the parties to this Agreement hereby waives, in advance, any claim against any Trust Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Transaction Document, any agreement or instrument contemplated hereby or thereby or any of the transactions contemplated by any of the foregoing.
     (d) AIG shall pay all costs and expenses incurred or paid by the Trust and/or the Trustees in their capacities as trustees, in each case in the performance of or relating to its or their functions or duties under or in connection with the Trust Agreement, including any related costs and expenses incurred or paid by the Trustees following the termination of the Trust, and including without limitation (i) the reasonable compensation and the expenses and disbursements of the professional advisers and agents of the Trust and the Trustees in their capacities as trustees and (ii) the reasonable expenses incurred or paid by the Trust or the Trustees relating to, or otherwise arising out of, (A) the preparation and administration of this Agreement and the other Transaction Documents, any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or the exercise, enforcement or protection of any rights in connection with, or compliance with any obligations arising under, this Agreement and the other Transaction Documents, (B) the ownership by the Trust of any securities of AIG or any of its Subsidiaries (whether before or after the Closing), including any disposition thereof, and (C) any other transactions between the Trust and AIG or any investment by the Trust in AIG, whether existing, hereafter entered into or contemplated, including in each case the fees, charges and disbursements of counsel, accountants, financial advisers, investment bankers and other experts engaged by the Trust or the Trustees.
     (e) All amounts due under this Section 9.08 shall be payable by AIG promptly upon written demand therefor.

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     (f) It is expressly understood and agreed by AIG, the FRBNY and the Trustees that, (i) prior to Closing, the Trustees shall distribute any and all funds held in the Deposit Account (as such term is defined in the Trust Agreement) to pay, pre-pay or reimburse (in whole or in part) any compensation, costs or other expenses owing to the Trustees under the terms of the Trust Agreement (including the reasonable compensation and the expenses and disbursements of the professional advisors and agents of the Trustees in their capacities as such and including prepayment, in whole or in part, thereof) such that, immediately prior to Closing, the balance of the Deposit Account (as such term is defined in the Trust Agreement) shall be zero, (ii) the Trustees shall not reimburse themselves at Closing for any outstanding amounts due them from the Trust under the terms of the Trust Agreement and shall not set aside at Closing any Trust reserves, (iii) the FRBNY acknowledges that, upon performance of all obligations under Section 2.03(a) hereof, the FRBNY shall waive any and all rights to reimbursement for all amounts the FRBNY advanced on behalf of the Trust in connection with the Trust’s acquisition of the Series C Preferred Stock, (iv) AIG shall not be entitled to reimbursement for any amounts advanced by AIG under the Undertaking to Advance and Reimburse Expenses it executed in connection with the creation of the Trust and hereby waives any right to be reimbursed for such amounts under said undertaking and the terms of the Trust Agreement, (v) all cash and other assets (including the certificates evidencing the Series C Exchanged Shares) received by the Trustees at Closing shall, subject to the foregoing, be disposed of in accordance with the priority provided in Section 2.06(b) of the Trust Agreement (for the avoidance of doubt, any cash or other assets distributed to the United States Treasury pursuant to the terms of the Trust Agreement shall be managed on behalf of the United States Treasury by the UST) and (vi) at any and all times after the Closing, the Trust and each Trustee shall be entitled to payment and reimbursement pursuant to the other provisions of this Section 9.08 and, to the extent otherwise applicable, the Trust Agreement or Trust Policy for all costs and other expenses (including the reasonable compensation and the expenses and disbursements of the professional advisors and agents of the Trustees in their capacity as such) incurred by any of them in accordance with the Trust Agreement. To the extent that any provision of this Agreement, including any provision of this Section 9.08(f), is inconsistent with any provision of the Trust Agreement, the Trust Agreement is hereby deemed amended to conform with the provisions hereof.
     (g) It is expressly acknowledged and agreed by the FRBNY and the UST that, effective as of the Closing, unless the FRBNY or the UST gives written notice to the contrary to the Trust prior to the Closing: (i) each Trustee shall have fully discharged all of his or her duties, responsibilities and obligations as a trustee of the Trust in accordance with the provisions of the Trust Agreement and the Applicable Standard of Care (as defined in the Trust Agreement), (ii) the Trustees shall (to the maximum extent permitted by applicable Law) be released and forever discharged, individually and as a trustee of the Trust, without the need for any additional documentation thereof, from all claims, demands, proceedings,

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causes of action, obligations, damages, complaints, judgments, agreements, contracts, promises, orders, debts and liabilities whatsoever, in law or equity or otherwise, whether or not currently known, suspected or claimed, fixed, absolute or contingent, matured or unmatured, asserted or unasserted, arising out of, in respect of or in connection with any act taken or omitted to have been taken by the Trust or any Trustee in the performance of, in connection with or arising out of its, his or her duties under the Trust Agreement and of which the FRBNY or the UST is aware (including with respect to the Transaction Documents and the transactions contemplated by the Transaction Documents) and (iii) the FRBNY and the UST (in its capacity as manager of the Series C Exchanged Shares on behalf of the United States Treasury) each irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting, prosecuting or causing to be commenced, instituted or prosecuted, any proceeding of any kind against any Trustee, based in whole or in part upon any matter released hereby.
     Section 9.09. Trust Policy and Letter of Credit. (a) AIG shall use its commercially reasonable efforts to obtain on or prior to the Closing, and shall fully pay for by Closing and shall at all times after Closing maintain in effect for at least six years (and shall use its commercially reasonable efforts to obtain seven years) following the termination of the Trust, (i) an insurance policy affording coverage with respect to all the Trustees and covering actual and alleged wrongful acts or omissions done or omitted to be done by any Trustee in connection with his or her capacity as a trustee of the Trust, and such insurance policy shall: (A) be underwritten by insurers that are not Affiliates of AIG and each of which possesses an A.M. Best Financial Rating of “A- or Greater”, provided that up to, but not more than, $50 million of the aggregate coverage of such policy may be underwritten by an insurance subsidiary of Chartis, Inc. reasonably acceptable to the Trustees; (B) provide coverage on a “claims made and reported” basis; (C) have an aggregate limit of liability of not less than $250 million; and (D) be in all other respects in form and substance reasonably satisfactory to the Trustees (such policy, the “Trust Policy”); and (ii) an irrevocable standby letter of credit in the amount of at least $5,200,000 in favor of the Trustees, issued by a major U.S. bank reasonably acceptable to the Trustees, for the purpose of (x) indemnifying and reimbursing each Trustee for all costs and expenses that may be incurred by such Trustee in the performance of or relating to his or her functions or duties under or in connection with the Trust Agreement, including related costs and expenses incurred or paid by the Trustees following the termination of the Trust, and (y) indemnifying and reimbursing each Trustee for deductibles paid or incurred by the Trustees under the Trust Policy, in each case to the extent such costs and expenses are not covered or timely paid pursuant to the Trust Policy or Section 9.08, which irrevocable standby letter of credit shall: (A) not be terminable without the prior written consent of all the Trustees; and (B) be in all other respects in form and substance reasonably acceptable to the Trustees (the “Letter of Credit”). Each of the Trustees shall execute and deliver to each relevant insurance provider an application for insurance in a form reasonably satisfactory to the Trustees.
     (b) As soon as reasonably practicable after AIG shall have located an insurance policy that it reasonably believes satisfies the criteria for a Trust Policy set forth in Section 9.09(a), AIG shall deliver to the Trust a copy of such insurance policy (including all riders) and such other information and documents as reasonably requested by the Trust. Following receipt of such documents and information, the Trust shall use its commercially reasonable efforts to review such insurance policy and to notify AIG within three (3) days after such receipt as to whether or not such insurance policy is reasonably satisfactory in form and substance to the Trust. The Trust shall notify AIG on December 21, 2010 whether or not it believes that the condition to Closing set forth in Section 10.06(b) has been satisfied.
     (c) Promptly after obtaining a binder for the Trust Policy, but in no event later than the Closing Date, AIG shall deliver a correct and complete copy of such binder to the Trust. The Trust Policy will be delivered to the Trust immediately upon receipt from the insurers.

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     Section 9.10. Trust Consent. (a) For purposes of Section 6.8 of the Series C Perpetual, Convertible, Participating Preferred Stock Purchase Agreement dated as of March 1, 2009 between AIG and the Trust, the Trust hereby consents to the issuance of the Series C Exchanged Shares, the Series E Exchanged Shares, the Series F Exchanged Shares, the Series G Preferred Stock, the Warrants and the AIG Common Stock issuable upon conversion of the Series G Preferred Stock and exercise of the Warrants upon the terms and subject to the conditions set forth in the Transaction Documents.
     (b) For the avoidance of doubt, following the termination of the Trust, any agreement to which any of AIG, the AIA SPV, the ALICO SPV, the FRBNY, the UST or the Trust is a party that would otherwise have required the approval or consent of the Trust or the Trustees shall not require such approval or consent (it being understood, for the avoidance of doubt, that nothing herein shall limit or otherwise affect any right assigned by the Trust or the Trustees to any permitted assignee under any such agreement).
     Section 9.11. Waiver Agreement. The Waiver Agreement shall not be amended, modified or supplemented on or prior to the Closing without the prior written consent of AIG, the FRBNY and the UST.
     Section 9.12. Effect on Agreement in Principle. Upon the execution and delivery of this Agreement by each of the parties hereto, the agreement in principle dated as of September 30, 2010 among AIG, the UST, the FRBNY and the Trust shall automatically terminate and be of no further force and effect.
     Section 9.13. Stock Exchange Listing. AIG shall use its reasonable best efforts to cause (a) the Series C Exchanged Shares, the Series E Exchanged Shares, the Series F Exchanged Shares and the AIG Common Stock issuable upon the exercise of the Warrants to be listed on the New York Stock Exchange, subject to official notice of issuance, on or prior to the Closing and (b) the AIG Common Stock issuable upon conversion of the Series G Preferred Stock to be listed on the New York Stock Exchange, subject to official notice of issuance, on or prior to the Conversion Date (as defined in the Amended and Restated Purchase Agreement), and AIG shall thereafter maintain such listings for so long as any AIG Common Stock is listed on the New York Stock Exchange (provided that the foregoing obligation (x) shall terminate with respect to the AIG Common Stock issuable upon exercise of the Warrants to the extent the Warrants have been terminated in accordance with their terms prior to the exercise or conversion thereof and (y) shall not be effective with respect to AIG Common Stock issuable upon conversion of the Series G Preferred Stock if on the conversion date the aggregate liquidation preference of such Series G Preferred Stock is $0 or if at any earlier time the Series G Preferred Stock has been redeemed in full and the Available Amount (as defined in the Amended and Restated Purchase Agreement) is $0).

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     Section 9.14. Obligations of the SPVs. AIG shall take all action necessary to cause each SPV to perform its obligations under the Transaction Documents on the terms and conditions set forth in the Transaction Documents.
     Section 9.15. Certain Transactions. AIG will not merge or consolidate with, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless (a) the successor, transferee or lessee party (or its ultimate parent entity), as the case may be (if not AIG), expressly assumes the due and punctual performance and observance of each and every covenant, agreement and condition of this Agreement and the other Transaction Documents to be performed and observed by AIG or (b) the FRBNY and the UST agree otherwise in writing.
     Section 9.16. Confidentiality. The UST will use reasonable best efforts to hold, and will use reasonable best efforts to cause its agents, consultants, contractors and advisors (including the Observers designated by the UST) to hold, in confidence all non-public records, books, contracts, instruments, computer data and other data and information concerning AIG, the AIA SPV or the ALICO SPV furnished or made available to the UST by any of the foregoing or any representative thereof pursuant to this Agreement (except to the extent that such information can be shown to have been (a) previously known by the UST on a non-confidential basis, (b) in the public domain through no fault of the UST or (c) later lawfully acquired from other sources by the UST (and without violation of any other confidentiality obligation)); provided that nothing herein shall prevent the UST from disclosing any such information to the extent required by applicable Law or by any subpoena or similar legal process.
ARTICLE 10
Conditions to the Recapitalization
     Section 10.01. Conditions to the Obligations of Each Party. The obligations of AIG, the AIA SPV, the ALICO SPV, the FRBNY, the UST and the Trust to consummate the Recapitalization are subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by each party) of the following conditions:
     (a) the borrowings under the AIA SPV Intercompany Loan Agreement and the ALICO SPV Intercompany Loan Agreement shall be sufficient to repay at the Closing all outstanding Loans together with accrued and unpaid interest thereon and any other amounts outstanding under the FRBNY Credit Facility (including any fees or other amounts that may become due upon termination of the FRBNY Credit Facility) in full;
     (b) the AIG Stockholder Approval shall have been obtained in accordance with the rules of the New York Stock Exchange, Delaware Law and the certificate of incorporation and bylaws of AIG; provided that, for the

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avoidance of doubt, 20 calendar days shall have elapsed since the date that AIG sent or gave the AIG Information Statement to its stockholders in accordance with clause (b) of Rule 14c-2 promulgated under the 1934 Act;
     (c) the financial condition of AIG, the primary insurance companies of Chartis, Inc. and the primary insurance companies of SunAmerica Financial Group, taking into account the Recapitalization and the ratings profile of such companies, shall be reasonably acceptable to the FRBNY, the UST, the Trust and AIG;
     (d) all Approvals set forth on Section 10.01(d) of the AIG Disclosure Schedule (collectively, the “Required Regulatory Approvals”) shall have been obtained or made in form and substance reasonably satisfactory to the FRBNY, the UST and AIG and shall be in full force and effect; provided, that if any Approval is not set forth on Section 10.01(d) of the AIG Disclosure Schedule, but is nevertheless reasonably determined by any of the FRBNY, the UST or AIG to be so required to be made or obtained in order to consummate the transactions contemplated by the Transaction Documents, then such Person may require, upon delivery of written notice thereof to the other parties hereto, that such Approval be obtained before consummation of the Closing;
     (e) no provision of any applicable Law shall prohibit the consummation of the transactions contemplated hereby or by the other Transaction Documents; provided that, if the failure to obtain or make any Approval would not cause the condition set forth in Section 10.01(d) not to be satisfied, then the failure to obtain or make such Approval shall not cause the condition set forth in this Section 10.01(e) not to be satisfied;
     (f) there shall not be in effect any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award by a Governmental Entity of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Transaction Documents; provided that, if the failure to obtain or make any Approval would not cause the condition set forth in Section 10.01(d) not to be satisfied, then the failure to obtain or make such Approval shall not cause the condition set forth in this Section 10.01(f) not to be satisfied notwithstanding that any such failure may result in any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award of the type specified in this Section 10.01(f); and
     (g) each party shall have received executed counterparts to each of Transaction Documents to be entered into at the Closing to which it is a party from each of the other parties thereto and such Transaction Documents shall be in full force and effect.
     Section 10.02. Conditions to the Obligations of the FRBNY, the UST and the Trust. The obligations of the FRBNY, the UST and the Trust to consummate the Recapitalization are subject to the satisfaction (or, to the extent permitted by

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applicable Law, waiver by each of the FRBNY, the UST and the Trust, except with respect to the conditions set forth in Section 10.02(f) and (g), which conditions may be waived solely by the FRBNY and the UST) of the following further conditions:
     (a) (i) (A) the representations and warranties of AIG contained in Sections 5.01, 5.02, 5.03, 5.04, 5.05, 5.08, 5.11 and 5.26 shall be true and correct as though made at and as of the Closing (other than representations and warranties that by their terms speak as of another time, which representations and warranties shall be true and correct as of such other time) and (B) the other representations and warranties of AIG contained in this Agreement (which shall each be read, for purposes of this Section 10.02(a), without any qualifications or limitations whatsoever that may be set forth in any such representations and warranties as to “materiality”, “AIG Material Adverse Effect” and words of similar import) shall be true and correct as though made at and as of the Closing (other than representations and warranties that by their terms speak as of another time, which representations and warranties shall be true and correct as of such other time), except, in the case of this clause (B) only, to the extent that the failure of such representations and warranties to be so true and correct, individually or in the aggregate, does not have and would not reasonably be expected to have an AIG Material Adverse Effect; (ii) AIG and the SPVs shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing; and (iii) the FRBNY, the UST and the Trust shall have received a certificate signed by an executive officer of AIG to the foregoing effect;
     (b) AIG shall have duly adopted and filed with the Secretary of State of the State of Delaware the Series G Certificate of Designations and such filing shall have been accepted;
     (c) AIG shall have delivered to the UST a written opinion from counsel to AIG (which may be internal counsel), addressed to the UST and dated as of the Closing Date, in substantially the form attached hereto as Annex A hereto;
     (d) AIG shall have delivered to the Trust a written opinion from counsel to AIG (which may be internal counsel), addressed to the Trust and dated as of the Closing Date, in substantially the form attached hereto as Annex B hereto;
     (e) there shall not have occurred any event of the type described in clauses (i) through (iv) of the definition of “Bankruptcy” with respect to AIG, the AIA SPV, the ALICO SPV or any Designated Entity;
     (f) AIG shall not have drawn on the Series F Drawdown Right on or after September 30, 2010 and prior to the Closing by an amount in aggregate in excess of $2 billion;

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     (g) AIG shall have achieved its year-end 2010 targets for the de-risking of AIGFP, as set forth in AIG most recent AIG FP contingent liquidity plan delivered to the FRBNY and the UST prior to the date hereof; and
     (h) the Series C Exchanged Shares, the Series E Exchanged Shares, the Series F Exchanged Shares and the AIG Common Stock issuable upon the exercise of the Warrants shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.
     Section 10.03. Additional Condition to the Obligations of the FRBNY. The obligations of the FRBNY to consummate the Recapitalization are subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by the FRBNY) of the following further condition: the FRBNY shall have received evidence reasonably satisfactory to it that, immediately after the Closing, the FRBNY would not hold AIA/ALICO Preferred Interests having an Aggregate AIA/ALICO Liquidation Preference when combined with the aggregate preferred returns earned on such AIA/ALICO Preferred Units since the most recent fiscal quarter then ended through (but not including) the Closing in excess of $2 billion.
     Section 10.04. Additional Condition to the Obligations of the FRBNY, the UST, AIG and the SPVs. The obligations of AIG, the AIA SPV, the ALICO SPV, the FRBNY and the UST to consummate the Recapitalization are subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by each of AIG, the AIA SPV, the ALICO SPV, the FRBNY and the UST) of the following further condition: AIG shall have in place at the Closing available cash and third party financing commitments in amounts and on terms reasonably acceptable to the FRBNY, the UST and AIG.
     Section 10.05. Additional Condition to the Obligations of AIG and the SPVs. The obligations of AIG, the AIA SPV and the ALICO SPV to consummate the Recapitalization are subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by AIG) of the following further condition: each of the FRBNY, the UST and the Trust shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.
     Section 10.06. Additional Conditions to the Obligations of the Trust. The obligations of the Trust to consummate the Recapitalization are subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by the Trust) of the following further conditions: (a) the Trust shall not have received written notice from the FRBNY or the UST pursuant to Section 9.08(g) hereof prior to the Closing; (b) the Trust shall have received on or prior to the Closing evidence reasonably satisfactory to it that the Trust Policy (which satisfies all the criteria set forth in Section 9.09(a)) is fully paid and in full force and effect on the Closing Date; and (c) the Letter of Credit shall have been delivered to the Trustees at the Closing.

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ARTICLE 11
Termination
     Section 11.01. Termination. This Agreement may be terminated at any time prior to the Closing:
     (a) by mutual written agreement of AIG, the FRBNY, the UST and the Trust;
     (b) by any of AIG, the FRBNY, the UST or the Trust, if:
     (i) the Closing has not been consummated on or before March 15, 2011 (the “End Date”); provided, however, that if on the End Date any of the conditions set forth in Sections 10.01(d), 10.01(e) or 10.01(f) shall not have been satisfied, any of AIG, the FRBNY, the UST or the Trust, in its discretion, may extend the End Date for one or more periods of up to 30 days per extension (but in any event until no later than May 15, 2011) by delivering written notice thereof to the other parties (in which case any references to the End Date herein shall mean the End Date as extended); provided that the right to terminate this Agreement pursuant to this Section 11.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Closing to be consummated by such time; or
     (ii) any Governmental Entity of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by any of the Transaction Documents that would cause the condition set forth in Section 10.01(f) not to be satisfied and such order, decree, ruling or other action shall have become final and nonappealable;
     (c) by the FRBNY, the UST or the Trust, if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of AIG or any SPV set forth in this Agreement shall have occurred that would cause the condition set forth in Section 10.02(a) not to be satisfied, and such condition is incapable of being satisfied by the End Date; or

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     (d) by AIG, if a failure to perform any covenant or agreement on the part of the FRBNY, the UST or the Trust set forth in this Agreement shall have occurred that would cause the condition set forth in Section 10.04 not to be satisfied, and such condition is incapable of being satisfied by the End Date.
The party desiring to terminate this Agreement pursuant to this Section 11.01 (other than pursuant to Section 11.01(a)) shall give notice of such termination to the other parties.
     Section 11.02. Effect of Termination. If this Agreement is terminated pursuant to Section 11.01, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto; provided that nothing herein shall relieve either party from liability for any breach of this Agreement. The provisions of this Section 11.02 and Sections 3.01(b) (last sentence), 3.02(e)(ii), 3.03(e), 9.06, 9.07, 9.08, 9.12, 9.16, 12.01, 12.06, 12.07 and 12.08 shall survive any termination hereof pursuant to Section 11.01.
ARTICLE 12
Miscellaneous
     Section 12.01. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second Business Day following the date of dispatch if delivered by a recognized next day courier service. All notices to a party shall be delivered to the address or facsimile number set forth below, or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.
     If to the FRBNY:
Federal Reserve Bank of New York
33 Liberty Street
New York, NY 10045-0001
Attention: Brett Phillips, Counsel and Assistant Vice President
Facsimile: (212) 720-1530
Telephone: (212) 720-5166

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     with a copy to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: Paul R. Kingsley and John K. Knight
Facsimile: (212) 450-3800
Telephone: (212) 450-4000
     If to the UST:
United States Department of the Treasury
1500 Pennsylvania Avenue, NW
Washington, DC 20220
Attention: Chief Counsel, Office of Financial Stability
Telephone: (202) 927-2800
     with a copy to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: Paul R. Kingsley and John K. Knight
Facsimile: (212) 450-3800
Telephone: (212) 450-4000
     If to the Trust:
AIG Credit Facility Trust
c/o Kevin F. Barnard
Arnold & Porter LLP
399 Park Avenue
New York, New York 10022
Facsimile: (212) 715-1399
Telephone: (212) 715-1000
     If to AIG or either SPV:
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Attention: General Counsel
Facsimile: (212) 785-2175
Telephone: (212) 770-7000

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     with a copy to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention: Robert W. Reeder III, Michael M. Wiseman, Gary Israel
Facsimile: (212) 558-3585
Telephone: (212) 558-4000
     Section 12.02. Survival of Representations and Warranties. The representations and warranties contained herein (other than Sections 5.01, 5.02, 5.03, 5.04, 5.05, 5.08, 5.11 and 5.26) shall not survive the Closing.
     Section 12.03. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that (i) the provisions of Article 6 (other than Section 6.06) may be amended in a writing signed solely by AIG and the UST, (ii) the provisions of Section 6.06 may be amended in a writing signed solely by AIG and the FRBNY, (iii) the provisions of Article 7 may be amended in a writing signed solely by AIG, the AIA SPV, the ALICO SPV, the UST and, if not the UST, the Rights Holder, (iv) the provisions of Article 8 may be amended in a writing signed solely by AIG, the UST and, if not the UST, the Rights Holder, (v) the provisions of Section 4.03 may be amended in a writing signed solely by AIG, the AIA SPV, the ALICO SPV, the UST and the FRBNY, (vi) the provisions of Section 9.16 may be amended in a writing signed solely by AIG and the UST and (vii) the provisions of Section 12.13 may be amended in a writing signed solely by AIG, the FRBNY and the UST; provided, further, that following the Closing and the termination of the Trust in accordance with the Trust Agreement, the provisions of this Agreement may be amended without the consent of the Trust. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.
     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.
     Section 12.04. Waiver of Conditions. Subject to the lead-in to Section 10.02, the conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law.

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     Section 12.05. AIG Disclosure Schedule. Matters reflected in any section of this Agreement, including any section or subsection of the AIG Disclosure Schedule, are not necessarily limited to matters required by this Agreement to be so reflected. Such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature. No reference to or disclosure of any item or other matter in any section of this Agreement, including any section or subsection of the AIG Disclosure Schedule, shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed in this Agreement or the AIG Disclosure Schedule. Without limiting the foregoing, no such reference to or disclosure of a possible breach or violation of any contract, applicable Law or Order shall be construed as an admission or indication that breach or violation exists or has actually occurred.
     Section 12.06. Binding Effect; Benefit; Assignment. (a) The provisions of this Agreement shall be binding upon and shall, except as provided in Sections 9.07 and 9.08, inure to the benefit of the parties hereto and their respective successors and assigns. Except as provided in Sections 9.07 and 9.08, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns; provided that the provisions of Section 11.08 (Successors and Assigns) of each SPV LLC Agreement shall apply to the provisions of Section 4.03, Article 7 and Article 8 to the same extent as though such provisions were directly incorporated into and made part of such agreements as though set forth in full therein.
     (b) Subject to the proviso to clause (a) above, neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (i) an assignment, in the case of a Business Combination or a sale of substantially all of its assets, to the entity which is the survivor of such Business Combination or the purchaser in such sale and (ii) the UST may assign its right to receive the AIG Common Stock, Series G Preferred Stock and/or Purchased AIA/ALICO Preferred Units hereunder to a trust or similar entity established solely for such purpose. “Business Combination” means merger, consolidation, statutory share exchange or similar transaction that requires the approval of AIG’s stockholders.
     Section 12.07. Governing Law; Submission to Jurisdiction; Service of Process. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, United States federal law and not the law of any State. To the extent that a court looks to the laws of any State to determine or define the United States federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to its rules of conflicts of laws. Each of the parties hereto agrees (a) to submit to the exclusive jurisdiction and venue of the

95

United States District Court for the Southern District of New York for any and all actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby (other than any claim against the UST for monetary damages in excess of $10,000, for which each party hereto agrees to submit to the exclusive jurisdiction and venue of the United States Court of Federal Claims), and (b) that notice may be served upon (i) AIG or any SPV at the address and in the manner set forth for notices to AIG or such SPV in Section 12.01, (ii) the Trust at the address and in the manner set forth for notices to the Trust in Section 12.01 and (iii) the FRBNY or the UST in accordance with federal law.
     Section 12.08. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 12.09. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties, each of which when so executed shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by PDF file (portable document format file) shall be as effective as delivery of a manually executed counterpart of this Agreement. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
     Section 12.10. Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with respect to the subject matter of this Agreement and the other Transaction Documents and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement and the other Transaction Documents.
     Section 12.11. Severability. (a) The parties intend for the Recapitalization to constitute a single, integrated, non-severable transaction.
     (b) Subject to Section 12.11(a), if any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Recapitalization is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in

96

order that the Recapitalization be consummated as originally contemplated to the fullest extent possible.
     Section 12.12. Specific Performance. (a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, (b) it is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Agreement (in each case, other than against the UST), this being in addition to any other remedy to which such party is entitled at law or in equity and (c) in the event that any action is brought in equity to enforce the provisions of this Agreement, no party hereto shall allege, and each party hereto (other than the UST) hereby waives, the defense or counterclaim that there is an adequate remedy at law.
     Section 12.13. No Waiver of Attorney-Client, Work Product or Other Privilege. From and after the Closing, notwithstanding anything to the contrary in this Agreement, the other Transaction Documents or any other agreement between AIG and/or its Subsidiaries, on the one hand, and any of the FRBNY and the UST, on the other hand:
     (a) none of AIG, its Subsidiaries and their respective directors, officers, employees, agents and representatives shall be obligated to provide or disclose any information or materials to any of the FRBNY and the UST and their respective directors, officers, employees, agents and representatives, notwithstanding that such provision or disclosure would otherwise be required pursuant to this Agreement, the other Transaction Documents or any other agreement, if the receipt of such information or materials would, in the reasonable judgment of AIG’s counsel, constitute a waiver of (i) the attorney-client privilege and any other substantially similar privilege between any of AIG, its Subsidiaries and their respective directors, officers, employees, agents and representatives, on the one hand, and such Person’s or Persons’ counsel, on the other hand or (ii) a work product privilege applicable to such information or materials; and
     (b) AIG shall have the right to exclude the Observers from all or any portion of any meeting of the AIG Board (or any committee thereof), and to withhold any information or materials from the Observers, if the Observers’ attendance at such meeting (or portion thereof) or receipt of such information or materials would, in the reasonable judgment of AIG’s counsel, constitute a waiver

97

of (i) the attorney-client privilege between AIG and its counsel or (ii) a work product privilege applicable to such information or materials;
provided, however, that AIG shall use its reasonable best efforts to ensure that any withholding of information or materials or any restriction on attendance is strictly limited only to the extent necessary for the applicable purpose specified in the preceding clauses (a) and (b); provided, further, that, to the extent that any information or materials required to be delivered pursuant to Section 6.02(a), 6.04(a) or 7.09(b) would be withheld pursuant to this Section 12.13, AIG shall use its commercially reasonable efforts to enter into a joint defense agreement or implement such other techniques if the parties hereto determine that such agreement or other techniques would reasonably be available to the parties under the circumstances and that entering into such an agreement or implementing such a technique would reasonably permit the disclosure of such information to the UST and, in the case of disclosure that would be required pursuant to Section 6.04(a), the Special Inspector General of TARP and the Comptroller General of the United States, in each case, without jeopardizing the applicable privilege; provided, further, that nothing in this Section 12.13 shall be construed to limit the authority that the Special Inspector General of TARP or the Comptroller General of the United States have under Law.
[The remainder of this page has been intentionally left blank; the next page is the signature page.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or trustees as of the date set forth on the cover page of this Agreement.

UNITED STATES DEPARTMENT OF THE TREASURY
By:	/s/ Timothy G. Massad
	Name:	Timothy G. Massad
	Title:	Acting Assistant Secretary for Financial Stability

FEDERAL RESERVE BANK OF NEW YORK
By:	/s/ Roseann Stichnoth
	Name:	Roseann Stichnoth
	Title:	Executive Vice President

AIG CREDIT FACILITY TRUST
/s/ Jill M. Considine
Name:	Jill M. Considine
Title:	Trustee

/s/ Chester B. Feldberg
Name:	Chester B. Feldberg
Title:	Trustee

/s/ Peter A. Langerman
Name:	Peter A. Langerman
Title:	Trustee
[Signature Page to Master Transaction Agreement]

AMERICAN INTERNATIONAL GROUP, INC.
By:	/s/ Brian T. Schreiber
	Name:	Brian T. Schreiber
	Title:	Executive Vice President, Treasury and Capital Markets

ALICO HOLDINGS LLC
By:	/s/ Brian T. Schreiber
	Name:	Brian T. Schreiber
	Title:	Manager

AIA AURORA LLC
By:	/s/ Brian T. Schreiber
	Name:	Brian T. Schreiber
	Title:	Manager

[Signature Page to Master Transaction Agreement]

AIG DISCLOSURE SCHEDULE
The information set forth herein is the Disclosure Schedule (the “AIG Disclosure Schedule”) of American International Group, Inc. (“AIG”) referenced in the Master Transaction Agreement, dated as of December 8, 2010, among AIG, the AIA SPV, the ALICO SPV, the FRBNY, the UST and the Trust (the “Master Transaction Agreement”). Capitalized terms used and not defined herein will have the meanings ascribed to such terms in the Master Transaction Agreement.

SECTION 1.01(A)
KNOWLEDGE OF AIG
As used in the Master Transaction Agreement, the term “knowledge of AIG” means the actual knowledge as of the date hereof (other than in respect of Section 9.05 of the Master Transaction Agreement, in which case it shall mean the actual knowledge as of the relevant time between the date hereof and the Closing) after reasonable inquiry of any of the following individuals:
1.	Executive Vice President — Legal, Compliance, Regulatory Affairs, Government Affairs and General Counsel of AIG.

2.	Executive Vice President and Chief Financial Officer of AIG.

3.	Deputy General Counsel, AIG; General Counsel, Restructuring and Mergers & Acquisitions.

4.	Senior Vice President and Deputy General Counsel (Corporate Securities), AIG.

5.	With respect to Section 5.16 (Litigation and Other Proceedings) of the Master Transaction Agreement only, Deputy General Counsel, Corporate Litigation Group, AIG.

6.	With respect to Section 5.17 (Compliance with Laws) of the Master Transaction Agreement only, Chief Compliance Officer, AIG.

SECTION 5.02
CAPITALIZATION
Capitalization Date: November 30, 2010
Common Stock
Par value: $2.50
Total Authorized: 5,000,000,000 shares
Outstanding: 140,029,102 shares
Subject to warrants, options, convertible securities, etc.: 3,737,705 shares1
Reserved for benefit plans and other issuances (other than subject to warrants, options, convertible securities, etc.): 61,124,156 shares2
Remaining authorized but unissued: 4,859,970,898 shares
Serial Preferred Stock
Par value: $5.00
Total Authorized: 100,000,000 shares
Outstanding (by series):
— 100,000 shares of Series C Preferred Stock
— 400,000 shares of Series E Preferred Stock
— 300,000 shares of Series F Preferred Stock
Issued: 800,000 shares
Reserved for Issuance: 0 shares
Remaining authorized but unissued: 0 shares

[1]	Does not include Series C, E or F Exchanged Shares.

[2]	Includes 60,000,000 shares authorized under the American International, Group, Inc. 2010 Stock Incentive Plan. Does not include Series C, E or F Exchanged Shares.

SECTION 8.01(a)
DESIGNATED ENTITY CONSENT RIGHTS
Notwithstanding anything to the contrary in Section 8.01(a) of the Master Transaction Agreement:
1.	AIG and any Designated Entity and/or Subsidiary thereof shall be permitted to sell the Shares (as such term is defined in the Star-Edison Purchase Agreement) to Prudential Financial, Inc. in accordance with the terms and conditions of the Star-Edison Purchase Agreement.

2.	Star, Edison and their respective Subsidiaries shall be permitted to act in the Ordinary Course of Business (as such term is defined in the Star-Edison Purchase Agreement).

3.	Star, Edison and their respective Subsidiaries shall be permitted to act as permitted or contemplated by Section 5.01 of the Seller Disclosure Letter delivered by AIG under the Star-Edison Purchase Agreement (the “Seller Disclosure Letter”) and, for the avoidance of doubt, shall be permitted to act as required by the Star-Edison Purchase Agreement.

4.	Edison and AIG Financial Assurance Japan, K.K. shall be permitted to amend their respective articles of incorporation in accordance with the terms of Section 5.15 of the Star-Edison Purchase Agreement.

5.	AIG and any Designated Entity and/or Subsidiary thereof shall be permitted to (a) terminate or amend intercompany obligations or arrangements pursuant to Section 5.07 of the Star-Edison Purchase Agreement and (b) complete the certain actions set forth in Section 5.17(a) of the Seller Disclosure Letter.

6.	Star, Edison and their respective Subsidiaries shall be permitted to maintain the levels of indebtedness described in Section 3.03(a) and permitted by Section 5.01 of the Star-Edison Purchase Agreement.

7.	Nan Shan may establish a Securities Lending Management Program in which it may lend up to 30% of its total Taiwanese equity holdings pool (approximately $2 billion as of the date of this AIG Disclosure Letter) through the Securities Borrowing and Lending System on the Taiwan Stock Exchange.

SECTION 9.01(a)
INTERIM OPERATING COVENANTS
Notwithstanding anything to the contrary in Section 9.01(a) of the Master Transaction Agreement, AIG may, and may cause its Subsidiaries to, liquidate, wind-down, reorganize or restructure any of the following:
1.	AIG Consumer Finance Group, Inc. and its subsidiaries.

2.	AIG Credit Corp. and its subsidiaries.

3.	AIG Financial Products Corp. and its subsidiaries.

SECTION 10.01(d)
REQUIRED REGULATORY APPROVALS
The following are the “Required Regulatory Approvals” described in Section 10.01(d) of the Master Transaction Agreement:
1.	Approval of the Australian Prudential Regulation Authority.

2.	Approval of the Hong Kong Office of the Commissioner of Insurance.

3.	Approval of the New Zealand Overseas Investment Office.

Appendix B-2

Form of the Amended and Restated Purchase Agreement, among American International
Group, Inc., the United States Department of the Treasury and the Federal Reserve Bank
of New York

B-2-1

AMENDED AND RESTATED PURCHASE AGREEMENT
dated as of
[______________]
among
American International Group, Inc.
United States Department of the Treasury
and
Federal Reserve Bank of New York, solely for the purpose of
Section 2.06, Section 2.07, Section 2.08 and Article 4

i

LIST OF ANNEXES

ANNEX A:	FORM OF CERTIFICATE OF DESIGNATIONS FOR PREFERRED STOCK

ANNEX B:	FORM OF DRAWDOWN OPINION

ANNEX C:	EXAMPLES OF DEFERRED EXCHANGES OF SPV PREFERRED UNITS AND REDEMPTION OF SERIES G PREFERRED STOCK

INDEX OF DEFINED TERMS

Location of
Term	Definition
Affiliate	Section 4.05(c)
Amended SPA	Recitals
Announcement Date	Section 1.01
AIA SPV	Recitals
ALICO SPV	Recitals
Available Amount	Section 2.01
Business Combination	Section 4.06
Common Stock	Recitals
Company	Recitals
control; controlled by; under common control with	Section 4.05(c)
Conversion Date	Section 2.04
Deferred Preferred Units Drawdown Amount	Section 2.07(a)(ii)
Deferred Exchange	Section 2.07(a)
Deferred Exchange Date	Section 2.07(a)
Deferred Purchased AIA/ALICO Preferred Units	Section 2.07(a)(i)
Drawdown Amount	Section 2.03
Draw Down Right	Section 2.01
Draw Down Right Exchange	Recitals
Draw Down Right Fee	Section 2.02
Draw Down Right Fee Payment Date	Section 2.02
employee benefit plan	Section 3.10(b)
Equity Interests	Section 4.05(b)
Equity Offering	Section 2.06(e)
Exchanged Securities	Recitals
FRBNY	Recitals
Fund	Section 4.05(b)
General Corporate Purposes Available Amount	Section 2.01
General Corporate Purposes Drawdown Amount	Section 2.03
Insolvency Trigger	Section 2.04
Investor	Recitals
Junior Stock	Section 3.10
Net Offering Proceeds	Section 2.08
Parity Stock	Section 3.10
Preferred Units Exchange Available Amount	Section 2.01
Purchase Price	Section 2.07(a)(i)
Purchased AIA/ALICO Preferred Units	Recitals
Registration Rights Agreement	Section 2.08
Securities Act	Section 3.05
Securities Exchange	Recitals
Series F Exchanged Shares	Recitals

Location of
Term	Definition
Series F Preferred Stock	Recitals
Series F Preferred Stock Certificate	Section 1.01
Series G Converted Shares	Section 3.04
Series G Preferred Stock	Recitals
Share Dilution Amount	Section 3.10(b)
SPVs	Recitals
subsidiary	Section 4.05(a)
Termination Date	Section 2.04
Transaction Agreement	Recitals
Transfer	Section 3.08
Transfer Agent	Section 2.09
Warrant	Section 3.04
Warrant Shares	Section 3.04

AMENDED AND RESTATED PURCHASE AGREEMENT
Recitals:
     WHEREAS, American International Group, Inc. (the “Company”) and the United States Department of the Treasury (the “Investor”) intend to exchange (the “Securities Exchange”) 300,000 shares of the Company’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock (the “Series F Preferred Stock”) held by the Investor for (i) the preferred units of AIA Aurora LLC (the “AIA SPV”) and ALICO Holdings LLC (the “ALICO SPV”, and together with the AIA SPV, the “SPVs”) purchased by the Company immediately prior to the closing of the Securities Exchange (the “Purchased AIA/ALICO Preferred Units”), (ii) 167,623,733 shares (the “Series F Exchanged Shares”) of the Company’s common stock, par value $2.50 per share (“Common Stock”), and (iii) 20,000 shares of the Company’s Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the “Series G Preferred Stock”, and together with the Purchased AIA/ALICO Preferred Units and the Series F Exchanged Shares, the “Exchanged Securities”);
     WHEREAS, the Company and the Investor intend to exchange (the “Draw Down Right Exchange”) a portion of the Company’s remaining Series F Drawdown Right in an amount to be designated by the Company pursuant to the Transaction Agreement (as defined below) for the Draw Down Right described in Article 2 hereof;
     WHEREAS, the Securities Exchange and the Draw Down Right Exchange will be governed by this amendment and restatement of the Existing Series F Purchase Agreement (the “Amended SPA”) and the Master Transaction Agreement among the Company, the Investor, the Federal Reserve Bank of New York (“FRBNY”), the SPVs and the AIG Credit Facility Trust (the “Transaction Agreement”);
     WHEREAS, the Board of Directors of the Company has determined that the aggregate value to be received by the Company in the Securities Exchange and Draw Down Right Exchange is at least equal to the aggregate par value of the Series G Preferred Stock; and
     WHEREAS, the Investor and the AIG Credit Facility Trust have tendered their consent for the issuance of the Series G Preferred Stock;
     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:
ARTICLE 1
Securities Exchange; Closing
     Section 1.01. Securities Exchange. On the terms and subject to the conditions set forth in this Amended SPA and the Transaction Agreement, the Investor agrees to deliver to the Company the share certificate representing 300,000 shares of Series F Preferred Stock (the

“Series F Preferred Stock Certificate”) with an aggregate liquidation preference equal to the sum of (i) $7,543,068,000 plus (ii) any amounts drawn under the Series F Drawdown Right between September 30, 2010 (the “Announcement Date”) and the Closing Date, including the Series F Closing Drawdown Amount, and the Company agrees to deliver to the Investor (a) a share certificate representing 20,000 shares of Series G Preferred Stock (if applicable), (b) certificates evidencing the Series F Exchanged Shares and (c) certificates in proper form evidencing the Purchased AIA/ALICO Preferred Units acquired by the Company pursuant to the Transaction Agreement on the Closing Date duly endorsed or accompanied by proper evidence of transfer and assignment, it being understood that the delivery to the Investor of certificates and instruments substantially the same as those delivered by the FRBNY to the Company, duly endorsed or accompanied by proper evidence of transfer and assignment, shall satisfy the requirements of this clause (c).
     Section 1.02. Closing. On the terms and subject to the conditions set forth in this Amended SPA and the Transaction Agreement, the closing of the Securities Exchange shall take place at the Closing on the Closing Date.
     Section 1.03. Interpretation. When a reference is made in this Amended SPA to “Recitals,” “Articles,” “Sections” or “Annexes” such reference shall be to a Recital, Article or Section of, or Annex to, this Amended SPA. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to “herein”, “hereof”, “hereunder” and the like refer to this Amended SPA as a whole and not to any particular section or provision, unless expressly stated otherwise herein. The table of contents and headings contained in this Amended SPA are for reference purposes only and are not part of this Amended SPA. Whenever the words “include,” “includes” or “including” are used in this Amended SPA, they shall be deemed followed by the words “without limitation.” “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Amended SPA, as this Amended SPA is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Amended SPA, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.
     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Transaction Agreement.

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ARTICLE 2
Draw Down Right Exchange and Related Matters
     Section 2.01. Draw Down Right Exchange. In exchange for the portion of the Series F Drawdown Right designated by the Company pursuant to Section 4.01 of the Transaction Agreement, the Investor agrees to provide to the Company from time to time on or after the Closing Date and prior to the Termination Date (as defined below), in each case subject to and on the terms and conditions set forth herein immediately available funds in an amount up to, but not in excess of, the Available Amount, as determined from time to time (the “Draw Down Right”); provided that in no event shall the aggregate amount funded under the Draw Down Right exceed $2,000,000,000 (two billion dollars). “Available Amount” means, as of any date of determination, (a) the Series G Designated Amount minus (b) the aggregate amount previously drawn on the Draw Down Right; provided that the Available Amount shall not be reduced below zero. Amounts provided under the Draw Down Right shall be used to fund the purchase from the FRBNY of AIA/ALICO Preferred Units in accordance with Section 2.07 or may be used by the Company for general corporate purposes; provided that no funds provided to the Company pursuant to the Draw Down Right shall be used to pay annual bonuses or other future cash performance awards to executives of the Company or employees of the Company and its subsidiaries who participate in the Company’s Senior Partners Plan. The portion of the Available Amount that may be used by the Company for general corporate purposes is referred to herein as the “General Corporate Purposes Available Amount,” and the portion of the Available Amount available to fund the Company’s purchase of the AIA/ALICO Preferred Units is referred to herein as the “Preferred Units Exchange Available Amount.” Initially, each of the General Corporate Purposes Available Amount and the Preferred Units Exchange Available Amount shall equal the Available Amount, and each such amount shall be reduced when and to the extent the Available Amount is reduced. In addition, the General Corporate Purposes Available Amount, but not the Preferred Units Exchange Available Amount, shall be subject to reduction as described in Section 2.07. Notwithstanding the foregoing or anything to the contrary in this Amended SPA, if the Series G Designated Amount is equal to zero and no amount other than the Series F Closing Drawdown Amount is drawn by the Company under the Series F Drawdown Right between the Announcement Date and the Closing Date, the Draw Down Right shall not be created and no shares of Series G Preferred Stock shall be provided to the Investor as part of the Securities Exchange.
     The Series F Drawdown Right shall terminate and be of no further force and effect immediately following the Closing.
     Section 2.02. Draw Down Right Fee. As required under the Existing Series F Purchase Agreement, the Company shall pay to the Investor from the operating cash flow of the Company an aggregate amount of $165,000,000 (the “Draw Down Right Fee”), representing a fee payable to the Investor for the agreement by the Investor to create the Series F Drawdown Right. The Draw Down Right Fee shall be payable to the Investor in two payments, the first of which shall be in the amount of $55,000,000 and payable on December 17, 2010, and the second of which shall be in the amount of $110,000,000 and payable on the earlier of (i) a Termination Date (as defined in clauses (i), (iii), (iv) and (v) of the definition thereof) and (ii) the first date on which

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both the Available Amount and the aggregate liquidation preference of the outstanding shares of Series G Preferred Stock equal zero; provided that, notwithstanding the foregoing, if the Series G Designated Amount is equal to zero and no amount other than the Series F Closing Drawdown Amount is drawn by the Company under the Series F Drawdown Right between the Announcement Date and the Closing Date, the amount equal to $165,000,000 minus any portion of the Draw Down Right Fee paid prior to the Closing Date shall be immediately payable on the Closing Date. If any portion of the Draw Down Right Fee would otherwise be payable on a day that is not a Business Day, such portion of the Draw Down Right Fee shall instead be payable on the next Business Day.
     Section 2.03. Draws on Draw Down Right for General Corporate Purposes. Subject to the fulfillment or waiver of the conditions to each drawdown as set forth in Section 2.05, at any time on or after the Closing Date and prior to the Termination Date, the Company’s Chief Executive Officer, Chief Financial Officer or Treasurer may, on behalf of the Company, request that the Investor provide immediately available funds to the Company in an amount up to but not in excess of the General Corporate Purposes Available Amount (the “General Corporate Purposes Drawdown Amount”) as of the date of such request (the “Drawdown Date”); provided that each request shall be for an amount that equals or exceeds the lesser of (a) $250,000,000 and (b) the General Corporate Purposes Available Amount as of the date of such request. Any such request shall be valid only if it is in writing and specifies the account of the Company to which such funds are to be transferred and contains a certification of the Company’s Chief Executive Officer, Chief Financial Officer or Treasurer that the requested amount does not exceed the General Corporate Purposes Available Amount as of the date of such request. The Investor shall provide such funds to the Company within five (5) Business Days of its receipt of such request or such shorter period as may be agreed to by the Company and the Investor, and the aggregate liquidation preference of the Series G Preferred Stock shall increase by the General Corporate Purposes Drawdown Amount as set forth in Section 2.06(b).
     Section 2.04. Termination of Investor’s Obligations. All of the Investor’s obligations under and in respect of the Draw Down Right shall terminate on a date (the “Termination Date”), which will be the earliest to occur of (i) March 31, 2012 (the “Conversion Date”), (ii) the date on which the Available Amount equals zero, (iii) the date the Company has been adjudicated as, or determined by a governmental authority having regulatory authority over the Company or its assets to be, insolvent, (iv) the date the Company becomes the subject of an insolvency, bankruptcy, dissolution, liquidation or reorganization proceeding (including, without limitation, under Title 11, United States Code) (provided that in the case of an involuntary proceeding to which the Company has not consented, a termination of all of the Investor’s obligations under and in respect of the Draw Down Right shall occur pursuant to this clause (iv) only if and as of the date when 60 days have elapsed since the commencement of such period, without such proceeding having been vacated or set aside during such 60-day period or being subject to a stay at the conclusion of such 60-day period),and (v) the date the Company becomes the subject of an appointment of a trustee, receiver, intervenor or conservator under the Resolution Authority under the Dodd-Frank Wall Street Reform and Consumer Protection Act or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect (each of (iii) through (v), an “Insolvency Trigger”).

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     Section 2.05. Conditions to Closing of Each Drawdown. The obligation of the Investor to consummate any drawdown pursuant to Section 2.03 on or following the Closing Date is subject to the fulfillment (or waiver by the Investor), on the applicable Drawdown Date, of each of the following conditions:
     (a) an Insolvency Trigger (determined without regard to the proviso in Section 2.04(iv)) has not occurred;
     (b) on or before such Drawdown Date, the Company shall have provided to the Investor an outline, in a form reasonably satisfactory to the Investor, of the expected uses by the Company of the General Corporate Purposes Drawdown Amount for such Drawdown Date;
     (c) the Investor shall have received a certificate signed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer or Treasurer certifying to the effect that (A) as of such Drawdown Date, the representations and warranties of the Company set forth in the first and last sentences of Section 5.01 of the Transaction Agreement with respect to only the Company, Section 5.02(a) of the Transaction Agreement, Section 5.03 of the Transaction Agreement with respect to the Series G Preferred Stock and the shares of Common Stock issuable upon conversion of the Series G Preferred Stock only and Section 5.05(a) of the Transaction Agreement with respect to this Amended SPA only are true and correct in all material respects as though made on and as of such Drawdown Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all material respects as of such other date, and the representations in Section 5.02(a) of the Transaction Agreement, which speak only as of the Closing Date) and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Amended SPA and the Transaction Agreement on or prior to such Drawdown Date; and
     (d) the Company shall have delivered to the Investor a written opinion from counsel to the Company (which may be internal counsel), addressed to the Investor and dated as of the Drawdown Date, in substantially the form attached hereto as Annex B.
     Section 2.06. Initial Liquidation Preference; Changes to Liquidation Preference.
     (a) The aggregate liquidation preference of the outstanding shares of Series G Preferred Stock immediately following the Closing shall be equal to zero, except that if the Company draws under the Series F Drawdown Right after the Announcement Date and prior to the Closing (other than the Series F Closing Drawdown Amount), the aggregate liquidation preference of the outstanding shares of Series G Preferred Stock immediately following the Closing shall be equal to the sum of (i) the aggregate amount so drawn, plus (ii) an amount to reflect a dividend accrual at a rate of 5% per annum, computed on the basis of a 360-day year of twelve 30-day months, on the aggregate amount(s) so drawn for each calendar day from and including the applicable drawdown date(s) to but excluding the Closing Date.

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     (b) After Closing, the aggregate liquidation preference of the outstanding shares of Series G Preferred Stock shall be automatically increased upon each draw pursuant to Section 2.03 by the General Corporate Purposes Drawdown Amount that is actually funded by the Investor to the Company, and such increase shall occur simultaneously with such funding and shall be allocated ratably to the shares of Series G Preferred Stock.
     (c) The aggregate liquidation preference of the outstanding shares of Series G Preferred Stock shall, to the extent dividends are not paid on the relevant Dividend Accrual Date (as defined in Annex A), be automatically increased quarterly as set forth in the Certificate of Designations for the Series G Preferred Stock to reflect the dividends that accrue for each calendar day at a rate of 5% per annum, computed on the basis of a 360-day year of twelve 30-day months, and any such increase shall be allocated ratably to the shares of Series G Preferred Stock.
     (d) At any time after the FRBNY no longer holds any AIA/ALICO Preferred Units, the Company may, following the delivery of at least five (5) Business Days’ prior written notice to the Investor, pay the Investor an amount in cash that will be allocated to reduce the aggregate liquidation preference of the Series G Preferred Stock. Any such decrease shall occur simultaneously with the payment of such amount to the Investor and shall be allocated ratably to the shares of Series G Preferred Stock.
     (e) If at any time after the Closing and prior to the Conversion Date the Company completes a public offering for cash of Common Stock or securities or instruments convertible into (or exchangeable or exercisable for) equity securities (other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form) (an “Equity Offering”), the provisions of Sections 2.07 and 2.08 shall apply, and the aggregate liquidation preference of the Series G Preferred Stock shall be adjusted as set forth in such sections.
     (f) At any time when the FRBNY holds AIA/ALICO Preferred Units, the Company may, by delivering at least five (5) Business Days’ prior written notice to the Investor and to the FRBNY, purchase AIA/ALICO Preferred Units from the FRBNY for a purchase price in cash equal to the aggregate AIA/ALICO Preferred Unit Amounts for such AIA/ALICO Preferred Units at the time of purchase; provided that the aggregate purchase price of the units so purchased shall not exceed the aggregate liquidation preference of the Series G Preferred Stock on the purchase date. The allocation between preferred units of the AIA SPV and the ALICO SPV will be as set forth in Section 4.02(b) of the Transaction Agreement as though the AIA/ALICO Preferred Units purchased from the FRBNY were “Purchased AIA/ALICO Preferred Units” for purposes of the Transaction Agreement, unless otherwise agreed to by the Investor and the FRBNY. Immediately following such purchase, the Company shall deliver such AIA/ALICO Preferred Units to the Investor, along with such instruments of transfer and assignment and other documentation as may be reasonably required to evidence that such AIA/ALICO Preferred Interests have been transferred to the Investor, it being understood that the delivery to the Investor of certificates and instruments substantially the same as those delivered by the FRBNY to the Company, duly endorsed or accompanied by proper evidence of transfer and assignment, shall satisfy the requirements of this sentence, in exchange for a

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reduction in the aggregate liquidation preference of the Series G Preferred Stock by the amount of the purchase price of such AIA/ALICO Preferred Units. Any such decrease shall occur simultaneously with the transfer of the AIA/ALICO Preferred Units to the Investor and shall be allocated ratably to the shares of Series G Preferred Stock.
     (g) On the Conversion Date, if the FRBNY then holds any AIA/ALICO Preferred Units, the provisions of Section 2.07 shall apply and the aggregate liquidation preference of the Series G Preferred Stock shall be adjusted as set forth in such section.
     Section 2.07. Deferred Exchange.
     (a) If the FRBNY holds any AIA/ALICO Preferred Units (x) on any date on which the Company closes an Equity Offering or (y) on the Conversion Date (each such date, a “Deferred Exchange Date”), then the following transactions (collectively, a “Deferred Exchange”) shall occur on such Deferred Exchange Date (and, in the case of a Deferred Exchange on the Conversion Date, immediately prior to the conversion of the Series G Preferred Stock into shares of Common Stock as set forth in the Certificate of Designations for the Series G Preferred Stock) all of which will be deemed to occur substantially contemporaneously:
     (i) the Company shall purchase from the FRBNY AIA/ALICO Preferred Units (the “Deferred Purchased AIA/ALICO Preferred Units”) the aggregate AIA/ALICO Preferred Units Amount of which as of the Deferred Exchange Date (the “Purchase Price”) is equal to the least of (A) the sum of the then Preferred Units Exchange Available Amount and the then aggregate liquidation preference of the Series G Preferred Stock, (B) the AIA/ALICO Preferred Units Aggregate Amount as of such time of the AIA/ALICO Preferred Units held by the FRBNY, (C) in the case of a Deferred Exchange following an Equity Offering only, the Net Offering Proceeds and (D) in the case of a Deferred Exchange on the Conversion Date only, the Preferred Units Exchange Available Amount;
     (ii) the Company shall draw pursuant to the Draw Down Right an amount (such amount, the “Deferred Preferred Units Drawdown Amount”) equal to the lesser of (A) the Purchase Price and (B) the Preferred Units Exchange Available Amount;
     (iii) the aggregate liquidation preference of the Series G Preferred Stock shall increase by the Deferred Preferred Units Drawdown Amount;
     (iv) the Company shall deliver to the FRBNY in cash the Purchase Price;
     (v) the FRBNY shall deliver to the Company the Deferred Purchase AIA/ALICO Preferred Units, along with such instruments of transfer and assignment and other documentation as may be reasonably required to evidence that such AIA/ALICO Preferred Units have been transferred to the Company (and, unless otherwise agreed by the FRBNY and the Investor, the allocation between preferred units of the AIA SPV and

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the ALICO SPV will be as set forth in Section 4.02(b) of the Transaction Agreement as though the AIA/ALICO Preferred Units purchased from the FRBNY were “Purchased AIA/ALICO Preferred Units” for purposes of the Transaction Agreement);
     (vi) the Company shall deliver the Deferred Purchased AIA/ALICO Preferred Units to the Investor along with such instruments of transfer and assignment and other documentation as may be reasonably required to evidence that such AIA/ALICO Preferred Units have been transferred to the Investor, it being understood that the delivery to the Investor of certificates and instruments substantially the same as those delivered by the FRBNY to the Company, duly endorsed or accompanied by proper evidence of transfer and assignment, shall satisfy the requirements of this clause (vi); and
     (vii) the aggregate liquidation preference of the Series G Preferred Stock shall be reduced by an amount equal to the Purchase Price.
Any reduction or increase in the aggregate liquidation preference of the Series G Preferred Stock pursuant to clause (a) above shall be allocated ratably to the shares of Series G Preferred Stock.
     (b) Notwithstanding Section 2.05 hereof, for purposes of a Deferred Exchange, the only condition to the drawdown of all or a portion of the Preferred Units Exchange Available Amount in connection with such Deferred Exchange is that the Deferred Purchased AIA/ALICO Preferred Units will be delivered to the Investor at the closing of such Deferred Exchange. The Company shall provide to the Investor and the FRBNY a minimum of two (2) Business Days’ written notice prior to the date on which it closes an Equity Offering.
     Section 2.08. Equity Offering. If the Company closes an Equity Offering prior to the Conversion Date, then the amount of the Net Offering Proceeds shall be deemed to be applied by the Company for purposes of this Amended SPA as follows:
     (a) first, if the FRBNY then holds AIA/ALICO Preferred Units, the Net Offering Proceeds shall be deemed to be applied to purchase AIA/ALICO Preferred Units pursuant to Section 2.07 in the amount of the Deferred Preferred Units Drawdown Amount (it being understood that the amount actually applied to such purchase shall be the amount drawn down pursuant to the Draw Down Right as set forth in Section 2.07(a)(ii)); provided that if the then Preferred Units Exchange Available Amount is less than the Purchase Price (as determined pursuant to Section 2.07(a)(i)), the amount of any such shortfall shall be paid by the Company to the FRBNY as part of its payment to the FRBNY pursuant to Section 2.07(a)(iv) (which, for clarity, shall also be deemed to be an application of Net Offering Proceeds for purposes of this Section 2.08);
     (b) second, the amount of any Net Offering Proceeds not deemed to be applied pursuant to Section 2.08(a) shall, after reducing the Available Amount for any amounts drawn down pursuant to the Draw Down Right as set forth in Section 2.07(a)(ii), be deemed to be applied to reduce any remaining General Corporate Purposes Available Amount on a dollar-for-dollar basis; and

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     (c) third, the amount of any Net Offering Proceeds not deemed to be applied pursuant to Section 2.08(a) or Section 2.08(b) shall be paid by the Company to the Investor as necessary to reduce any remaining aggregate liquidation preference of the Series G Preferred Stock, including any accrued and unpaid dividends thereon (any such reduction to be allocated ratably to the shares of Series G Preferred Stock).
The Company shall retain any remaining Net Offering Proceeds for such purposes as it deems necessary or desirable. “Net Offering Proceeds” means the gross proceeds of an Equity Offering less all Registration Expenses and Selling Expenses, each as defined in the Registration Rights Agreement dated as of the date of this Amended SPA between the Investor and the Company (the “Registration Rights Agreement”).
     Section 2.09. Examples of Deferred Exchanges. For greater clarity with respect to the construction and application of Sections 2.07 and 2.08, the parties agree that (a) the examples of hypothetical Deferred Exchanges attached hereto as Annex C, which shall be a part of this Amended SPA for all purposes, reflect the intended construction and application of, and are consistent in all respects with, such Sections, and (b) no Deferred Exchange shall be effected in a manner that is, or that would require an interpretation of Section 2.07 or Section 2.08 that would be, inconsistent with such examples.
     Section 2.10. Records. The Company shall duly mark its records and the transfer agent for the Series G Preferred Stock (the “Transfer Agent”) shall complete the Schedule of Changes of the Series G Preferred Stock Liquidation Preference in the form attached to the Series G Preferred Share Certificate (as defined in the Certificate of Designations for the Series G Preferred Stock) to reflect each increase or decrease in the liquidation preference of the Series G Preferred Stock contemplated herein (but, for the avoidance of doubt, such increase or decrease shall be effective regardless of whether the Company has properly marked its records or the Transfer Agent has properly completed such schedule).
ARTICLE 3
Covenants and Additional Agreements
     Section 3.01. Equity Offering. The Company will use commercially reasonable efforts (after taking into account the price of shares of Common Stock and/or other securities to be offered) to effect an Equity Offering during the period beginning on the date AIG files its Annual Report on Form 10-K for the year ended December 31, 2010 and ending on June 30, 2011 with Net Offering Proceeds equal to or greater than the sum of (i) the Series G Designated Amount plus (ii) any amounts drawn under the Series F Drawdown Right during the period between the Announcement Date and the Closing Date (other than the Series F Closing Drawdown Amount).
     Section 3.02. Return and Cancellation. If at any time the Available Amount and the Liquidation Amount (as defined in the Certificate of Designations for the Series G Preferred

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Stock) are both equal to zero, the Investor shall return the outstanding shares of Series G Preferred Stock to the Company for cancellation in exchange for an amount in cash per share of Series G Preferred Stock equal to the accrued and unpaid dividends on such share, if any, that have not been added to the Liquidation Amount, and the Company shall cancel the shares of the Series G Preferred Stock so returned.
     Section 3.03. Further Assurances. Subject to the terms and conditions of this Amended SPA, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Securities Exchange and the Draw Down Right Exchange as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall use commercially reasonable efforts to cooperate with the other parties to that end.
     Section 3.04. Sufficiency of Authorized Common Stock. During the period from the time the Conversion Price (as defined in the Certificate of Designations for the Series G Preferred Stock) is established until the Conversion Date, the Company shall at all times have reserved for issuance, free of preemptive or similar rights, a sufficient number of authorized and unissued shares of Common Stock to effect the conversion of the Series G Preferred Stock (such shares issuable upon conversion, the “Series G Converted Shares”) and the shares of Common Stock issuable upon exercise of the warrant received by the Investor pursuant to the Existing Series F Purchase Agreement (such warrant, the “Warrant” and the shares of underlying Common Stock, the “Warrant Shares”). Nothing in this Section 3.04 shall preclude the Company from satisfying its obligations in respect of the conversion of the Series G Preferred Stock or the exercise of the Warrant by delivery of shares of Common Stock that are held in the treasury of the Company.
     Section 3.05. Purchase of Restricted Securities. The Investor acknowledges that the Exchanged Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities laws. The Investor (a) is acquiring the Exchanged Securities pursuant to an exemption from registration under the Securities Act with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. state securities laws, (b) will not sell or otherwise dispose of any of the Exchanged Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, and (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Securities Exchange and of making an informed investment decision.
     Section 3.06. Legends.
     (a) The Investor agrees that all certificates or other instruments representing the Series G Preferred Stock will bear a legend substantially to the following effect:
“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE

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“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF OR HEDGED IN ANY MANNER (INCLUDING THROUGH THE ENTRY INTO CASH-SETTLED DERIVATIVE INSTRUMENTS) (A) AT ANY TIME ON OR PRIOR TO THE TERMINATION DATE, EXCEPT TO A SPECIAL PURPOSE VEHICLE WHOLLY-OWNED BY THE UNITED STATES DEPARTMENT OF THE TREASURY, AND (B) AT ANY TIME AFTER THE TERMINATION DATE EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND IN COMPLIANCE WITH SUCH LAWS.”
     (b) The Investor agrees that all certificates or other instruments or instructions representing the Series F Exchanged Shares, the Series G Converted Shares and the Warrant Shares will bear a legend or contain restrictions substantially to the following effect:
“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF OR HEDGED IN ANY MANNER (INCLUDING THROUGH THE ENTRY INTO CASH-SETTLED DERIVATIVE INSTRUMENTS) EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND IN COMPLIANCE WITH SUCH LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS.”
     (c) The Investor agrees that all certificates or other instruments representing the AIA/ALICO Preferred Units will bear a legend substantially to the following effect:
“THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE GOVERNED BY THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF [________________] LLC IN EFFECT FROM TIME TO TIME, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY NON-U.S. OR STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH AGREEMENT AND SUCH ACT OR SUCH LAWS.
THE SECURITIES REPRESENTED BY THIS INSTRUMENT AND THE RIGHTS THEREUNDER ARE GOVERNED BY THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF [________________] LLC IN EFFECT FROM TIME TO TIME AND SHALL TERMINATE UPON THE PREFERRED REDEMPTION (AS DEFINED THEREIN).”

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     (d) In the event that any of the Series F Exchanged Shares, the Series G Converted Shares and the Warrant Shares (i) become registered under the Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the Securities Act (other than Rule 144A), the Company shall issue (or authorize the issuance of) new certificates or other instruments representing such Series F Exchanged Shares, Series G Converted Shares or Warrant Shares, which shall not contain the applicable legends in clause (b) above and in the Existing Series F Purchase Agreement; provided that the Investor surrenders to the Company the previously issued certificates or other instruments. Upon Transfer of all or a portion of the Warrant in compliance with Section 3.08 the Company shall issue new certificates or other instruments representing the Warrant, which shall not contain any restrictive legend; provided that the Investor surrenders to the Company the previously issued certificates or other instruments.
     Section 3.07. Certain Transactions. The Company will not merge or consolidate with, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless (i) the successor, transferee or lessee party (or its ultimate parent entity), as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant, agreement and condition of this Amended SPA to be performed and observed by the Company or (ii) the Investor agrees otherwise in writing.
     Section 3.08. Transfer of Series G Preferred Stock, Series F Exchanged Shares, the Series G Converted Shares, the Warrant and the Warrant Shares. The Investor shall not transfer or hedge in any manner (including through the entry into cash-settled derivative instruments) the Series G Preferred Stock prior to the Termination Date; provided that the Investor may transfer the Series G Preferred Stock, in whole or in part, to a special purpose vehicle wholly-owned by the Investor; provided, further, that any such transfer shall not relieve the Investor of its obligations under or in respect of the Draw Down Right. Subject to compliance with Section 3.06, any agreement binding on the Investor and applicable securities laws, the Investor shall be permitted to transfer, sell, assign or otherwise dispose of (“Transfer”) all or a portion of the Series F Exchanged Shares, the Series G Converted Shares, the Warrant or the Warrant Shares at any time, and the Company shall take all steps as may be reasonably requested by the Investor to facilitate the Transfer of the Series F Exchanged Shares, the Series G Converted Shares, the Warrant or the Warrant Shares.
     Section 3.09. Voting of Warrant Shares. Notwithstanding anything in this Amended SPA to the contrary, the Investor shall not exercise any voting rights with respect to the Warrant Shares.
     Section 3.10. Restriction on Dividends and Repurchases. So long as the Series G Preferred Stock is outstanding, neither the Company nor any subsidiary of the Company shall, without the consent of the Investor:
     (a) declare or pay any dividend or make any distribution on the Common Stock other than (i) dividends payable solely in shares of Common Stock, (ii) the dividend of warrants contemplated by Section 9.04 of the Transaction Agreement and (iii) dividends or distributions

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of rights or Junior Stock in connection with a stockholders’ rights plan or a tax asset protection plan; or
     (b) redeem, purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company, or any junior subordinated debentures underlying trust preferred securities issued by the Company or any Affiliate of the Company, other than (i) redemptions, purchases or other acquisitions of any such securities held by the Investor, (ii) redemptions, purchases or other acquisitions of the Series G Preferred Stock, (iii) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock, in each case in this clause (iii) in connection with the administration of any “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974) in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice or to satisfy applicable tax withholdings with respect to employee equity-based compensation; provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount, (iv) any redemption or repurchase of rights pursuant to any stockholders’ rights plan or tax asset protection plan, (v) the acquisition by the Company or any of the subsidiaries of the Company of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Company or any other subsidiary of the Company), including as trustees or custodians and (vi) the exchange or conversion of (A) Junior Stock for or into other Junior Stock, (B) Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock or (C) junior subordinated debentures underlying trust preferred securities issued by the Company or an Affiliate of the Company for or into Parity Stock (with an aggregate liquidation amount not in excess of the aggregate principal amount of such debentures so exchanged or converted) or Junior Stock, in each case set forth in this clause (vi), solely to the extent required pursuant to binding contractual agreements entered into prior to the date of the Existing Series F Purchase Agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. This Section 3.10(b) shall not be deemed to affect the ability of the Company to redeem, purchase, acquire or exchange its junior subordinated debentures that do not underlie trust preferred securities issued by the Company or an Affiliate of the Company. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Company’s most recently filed financial statements of the Company and its consolidated subsidiaries prior to the Closing Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.
     “Junior Stock” means Common Stock and any class or series of stock of the Company (i) initially issued to any person other than the Investor or (ii) initially issued to the Investor and the terms of which expressly provide that it ranks junior to the Series G Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company. “Parity Stock” means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series G Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the

13

Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).
ARTICLE 4
Miscellaneous
     Section 4.01. Amendment. No amendment of any provision of this Amended SPA will be effective unless made in writing and signed by an officer or a duly authorized representative of each party; provided that the Investor may unilaterally amend any provision of this Amended SPA to the extent required to comply with any changes after the date of this Amended SPA in applicable federal statutes; provided, further that the consent of the FRBNY is only required if the FRBNY then holds any AIA/ALICO Preferred Units and such changes are adverse in any respect to the rights of the FRBNY to have such AIA/ALICO Preferred Units purchased by the Company, whether or not such changes relate to Article 2, Section 3.01 or Article 4. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative of any rights or remedies provided by law.
     Section 4.02. Waiver of Conditions. The conditions to each party’s obligation to consummate the Securities Exchange and the Draw Down Right Exchange and the conditions to the Investor’s providing funds to the Company on a Drawdown Date or a Deferred Exchange Date are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.
     Section 4.03. Governing Law; Submission to Jurisdiction, Etc. This Amended SPA, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, United States federal law and not the law of any State. To the extent that a court looks to the laws of any State to determine or define the United States federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws. Each of the parties hereto agrees (a) to submit to the exclusive jurisdiction and venue of the United States District Court for the District of Columbia and the United States Court of Federal Claims for any and all actions, suits or proceedings arising out of or relating to this Amended SPA or the Warrant or the transactions contemplated hereby or thereby (other than any claim against the UST for monetary damages in excess of $10,000, for which each party hereto agrees to submit to the exclusive jurisdiction and venue of the United States Court of Federal Claims), and (b) that notice may be served upon (i) the Company at the address and in the manner set forth for notices to the Company in Section 4.04 and (ii) the Investor and the FRBNY in accordance with federal law. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding relating to this Amended SPA or the Warrant or the transactions contemplated hereby or thereby.

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     Section 4.04. Notices. Any notice, request, instruction or other document to be given hereunder by any party to any other party shall be delivered in the manner provided in Section 12.01 of the Transaction Agreement.
     Section 4.05. Definitions.
     (a) When a reference is made in this Amended SPA to a subsidiary of a person, the term “subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such person and/or one or more subsidiaries thereof; provided that no Fund shall be a subsidiary for purposes of this Amended SPA.
     (b) The term “Fund” means any investment vehicle managed by the Company or an Affiliate of the Company and created in the ordinary course of the Company’s asset management business for the purpose of selling Equity Interests in such investment vehicle to third parties. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any entity, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.
     (c) The term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.
     Section 4.06. Assignment. Neither this Amended SPA nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except an assignment in the case of a Business Combination, as defined below, where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such Business Combination or the purchaser in such sale. “Business Combination” means merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company’s stockholders.
     Section 4.07. Severability.
     (a) The parties intend for the Recapitalization to constitute a single, integrated, non-severable transaction.

15

     (b) Subject to Section 4.07(a), if any term, provision, covenant or restriction of this Amended SPA is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amended SPA shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Recapitalization is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Amended SPA so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Recapitalization be consummated as originally contemplated to the fullest extent possible.
     Section 4.08. Entire Agreement. This Amended SPA (including the Annexes hereto), the Transaction Agreement and the Registration Rights Agreement constitute the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.
     Section 4.09. No Third Party Beneficiaries. Nothing contained in this Amended SPA, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor any benefit, right or remedies.
[Signature Page Follows]

16

     In witness whereof, this Amended SPA has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date set forth on the cover page of this Amended SPA.

AMERICAN INTERNATIONAL GROUP, INC.
By:
Name:
Title:

UNITED STATES DEPARTMENT OF THE TREASURY
By:
Name:
Title:

solely for the purpose of Section 2.06, Section 2.07, Section 2.08 and Article 4 FEDERAL RESERVE BANK OF NEW YORK
By:
Name:
Title:

ANNEX A
CERTIFICATE OF DESIGNATIONS
OF
SERIES G CUMULATIVE MANDATORY CONVERTIBLE PREFERRED STOCK
OF
AMERICAN INTERNATIONAL GROUP, INC.
     American International Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that the following resolution was adopted by the Board of Directors of the Company (the “Board of Directors”) as required by Section 151 of the General Corporation Law of the State of Delaware at a meeting duly held on [__________].
     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation of the Company, as amended (the “Restated Certificate of Incorporation”), the Board of Directors hereby creates a series of serial preferred stock, par value $5.00 per share, of the Company, and hereby states the designation and number of shares, and fixes the voting and other powers, and the relative rights and preferences, and the qualifications, limitations and restrictions thereof, as follows:
Series G Cumulative Mandatory Convertible Preferred Stock:
     Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of serial preferred stock of the Company a series of preferred stock designated as the “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”). The authorized number of shares of the Series G Preferred Stock shall be 20,000. Such number of shares may be decreased by resolution of the Board of Directors, subject to the terms and conditions hereof; provided that no decrease shall reduce the number of shares of the Series G Preferred Stock to a number less than the number of shares then outstanding.
     Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.
     Part 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Annex A hereto) as defined below:
     (a) “Common Stock” means the common stock, par value $2.50 per share, of the Company.

     (b) “Dividend Accrual Date” means February 1, May 1, August 1 and November 1 of each year, whether or not such day is a Business Day.
     (c) “Junior Stock” means the Common Stock and any class or series of stock of the Company (i) initially issued to any person other than the UST (as defined in Section 2 of the Standard Provisions in Annex A attached hereto), or (ii) initially issued to the UST and the terms of which expressly provide that it ranks junior to the Series G Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company.
     (e) “Liquidation Amount” shall initially mean an amount per share equal to the quotient of (i) $[• ]1 divided by (ii) 20,000, and such amount shall be increased and decreased as provided in Section 5 of the Standard Provisions in Annex A attached hereto. Such increase or decrease per share shall be duly reflected in the Schedule of Changes to the Series G Preferred Stock Liquidation Preference attached to the Series G Preferred Share Certificate.
     (f) “Parity Stock” means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series G Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).
     Part. 4. Certain Voting Matters. Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of the Series G Preferred Stock has been cast or given on any matter on which the holders of shares of the Series G Preferred Stock are entitled to vote or consent together as a class shall be determined by the Company by reference to the Liquidation Amount of the shares of the Series G Preferred Stock voted or with respect to which a consent has been received as if the Company were liquidated on the record date for such vote or consent, if any, or, in the absence of a record date, on the date for such vote or consent. For purposes of determining the voting rights of the holders of the Series G Preferred Stock under Section 7 of the Standard Provisions forming part of this Certificate of Designations, each holder will be entitled to one vote for each share of Series G Preferred Stock held by such holder.
[Remainder of Page Intentionally Left Blank]

[1]	This amount will equal the aggregate Drawdown Amount (as defined in the Series F Preferred Stock Purchase Agreement) paid to the Company between the Announcement Date and the Closing Date, other than the Series F Closing Drawdown Amount, plus an amount to reflect a daily dividend accrual at an annual rate of 5% of such aggregate Drawdown Amount, computed on the basis of a 360-day year of twelve 30-day months.

2

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed on its behalf by its and attested by its [Secretary] this [__] day of [________].

AMERICAN INTERNATIONAL GROUP, INC.
By:
Name:
Title:

ATTEST:

Name:
Title:

[Signature Page to Series G Certificate of Designations]

ANNEX A
STANDARD PROVISIONS
     Section 1. General Matters. Each share of the Series G Preferred Stock shall be identical in all respects to every other share of the Series G Preferred Stock. The Series G Preferred Stock shall be mandatorily convertible into Common Stock as described in Section 6 hereof. The Series G Preferred Stock (a) shall rank senior to the Junior Stock in respect of the right to receive dividends and the right to receive payments out of the assets of the Company upon voluntary or involuntary liquidation, dissolution or winding up of the Company and (b) shall be of equal rank with Parity Stock as to the right to receive dividends and the right to receive payments out of the assets of the Company upon voluntary or involuntary liquidation, dissolution or winding up of the Company.
     Section 2. Standard Definitions. As used in this Certificate of Designations with respect to the Series G Preferred Stock:
     (a) “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     (b) “AIA/ALICO Preferred Units” has the meaning assigned to it in the Transaction Agreement.
     (c) “Amended Purchase Agreement” means the Amended and Restated Purchase Agreement dated as of [___________] among the Company, the UST and the FRBNY, as it may be amended or modified from time to time.
     (d) “Applicable Dividend Rate” means 5% per annum.
     (e) “Applicable Market Value” means, with respect to the Mandatory Conversion Date, the Average VWAP per share of Common Stock or per Exchange Property Unit, as appropriate, over the Observation Period. For purposes of calculating the value of an Exchange Property Unit, (x) the value of any publicly-traded common stock included in an Exchange Property Unit shall be determined using the Average VWAP per share of such common stock over the Observation Period, and (y) the value of any other property, including securities other than publicly-traded common stock, included in an Exchange Property Unit will be the value of such property on the first Trading Day of the Observation Period (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution).
     (f) “Announcement Date” means September 30, 2010.
     (g) “Available Amount” has the meaning assigned to it in the Amended Purchase Agreement.

     (h) “Average VWAP” means, for the Common Stock, any publicly-traded common stock included in an Exchange Property Unit or any capital stock distributed to holders of Common Stock as contemplated in Section 11(a)(iii) for any period, the average of the VWAP of the Common Stock, such publicly-traded stock or such capital stock for each Trading Day in such period.
     (i) “Board of Directors” means the board of directors of the Company or any duly authorized committee thereof.
     (j) “Board Resolution” means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Holders.
     (k) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company’s stockholders.
     (l) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.
     (m) “Bylaws” means the bylaws of the Company, as they may be amended from time to time.
     (n) “Certificate of Designations” means this Certificate of Designations relating to the Series G Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.
     (o) “Charter” means the Company’s Restated Certificate of Incorporation, as amended.
     (p) “Closing Date” has the meaning assigned to it in the Transaction Agreement.
     (q) “Constituent Person” has the meaning set forth in Section 11(b).
     (r) “Conversion Price” shall equal the lesser of (a) $29.29 and (b) 80% of the Average VWAP of the Common Stock over the period of 30 consecutive Trading Days commencing on the Trading Day immediately after the Common Stock trades without the right to receive the Special Dividend (as such term is defined in the Transaction Agreement).
     (s) “Conversion Rate” per share of Series G Preferred Stock shall mean (i) the sum of the Liquidation Amount for such share of Series G Preferred Stock plus any accrued and unpaid dividends with respect to the period from and including the Dividend Accrual Date immediately preceding the date of such conversion to but excluding such conversion date divided by (ii) the Conversion Price, subject to adjustment pursuant to Section 11.
     (t) “Current Market Price” means, in respect of a share of Common Stock on any day of determination, the Average VWAP per share of Common Stock over each of the 10 consecutive Trading Days ending on the earlier of the day in question and the day before the “ex date” with respect to the issuance or distribution requiring such computation. For purposes of this definition, the term “ex date,” when used with respect to any issuance or distribution, shall mean the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance or distribution.
     (u) “Dividend Period” has the meaning set forth in Section 3.
     (v) “Equity Offering” has the meaning assigned to it in the Amended Purchase Agreement.
     (w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
     (x) “Exchange Property Unit” has the meaning set forth in Section 8(b).
     (y) “expiration date” has the meaning set forth in Section 8(a).
     (z) “Expiration Time” has the meaning set forth in Section 8(a).
     (aa) “FRBNY” means the Federal Reserve Bank of New York.
     (bb) “General Corporate Purposes Drawdown Amount” has the meaning assigned to it in the Amended Purchase Agreement.
     (cc) “Holder” means each record holder of a share of Series G Preferred Stock.
     (dd) “Mandatory Conversion Date” means March 31, 2012.
     (ee) “Number of Underlying Shares” means, at any time of determination, a number of shares of Common Stock equal to the number of outstanding shares of Series G Preferred Stock multiplied by the Conversion Rate.
     (ff) “Observation Period” means the 20 consecutive Trading Day period ending on the third Trading Day immediately preceding the Mandatory Conversion Date.
     (gg) “Officer” has the meaning set forth in Section 8(b).
     (hh) “Officers’ Certificate” means a certificate signed by the Company’s Chief Executive Officer, President, a Senior Vice President or a Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.
     (ii) “Original Issue Date” means the date on which shares of the Series G Preferred Stock are first issued, even if the Liquidation Amount is initially zero.
     (jj) “Person” means a company, an individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

     (kk) “Preferred Stock” means any and all series of serial preferred stock of the Company, including the Series G Preferred Stock.
     (ll) “Purchased Shares” has the meaning set forth in Section 8(a).
     (mm) “record date” has the meaning set forth in Section 8(a).
     (nn) “Reorganization Event” has the meaning set forth in Section 8(b).
     (oo) “Restricted Shares Legend” has the meaning set forth in Section 8(a).
     (pp) “Senior or Pari Passu Securities” has the meaning set forth in Section 7(b)(i).
     (qq) “Series F Closing Drawdown Amount” has the meaning assigned to it in the Transaction Agreement.
     (rr) “Series F Preferred Stock Purchase Agreement” means the Securities Purchase Agreement, dated April 17, 2009, between the Company and the UST.
     (ss) “Series G Preferred Share Certificate” has the meaning set forth in Section 8(a).
     (tt) “Share Dilution Amount” has the meaning set forth in Section 3(b).
     (uu) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Series G Preferred Stock.
     (vv) “Termination Date” has the meaning set forth in the Amended Purchase Agreement.
     (ww) “Trading Day” means a day on which the Common Stock, any publicly traded common stock included in an Exchange Property Unit or any capital stock distributed to holders of Common Stock as contemplated in Section 8(a)(iii), as the case may be, (i) is not suspended from trading at the close of regular way trading (not including extended or after hours trading) on any national or regional securities exchange or association or over-the-counter market that is the primary market for trading the Common Stock, such publicly-traded common stock or such capital stock, as appropriate, and (ii) has traded at least once regular way on the national securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock, such publicly traded common stock or such capital stock, as appropriate.
     (xx) “Transaction Agreement” means the Master Transaction Agreement dated December 8, 2010 among the Company, ALICO Holdings LLC, AIA Aurora LLC, the FRBNY, the UST and the AIG Credit Facility Trust, as amended or supplemented from time to time.
     (yy) “Transfer Agent” has the meaning set forth in Section 16.
     (zz) “UST” means the United States Department of the Treasury.

     (aaa) “VWAP” per share of the Common Stock on any Trading Day means the per share volume weighted average price as displayed on Bloomberg (or any successor service) page AIG UN <Equity> AQR in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on the relevant Trading Day, or if Exchange Property Units have replaced the Common Stock following a Reorganization Event and an Exchange Property Unit includes publicly-traded common stock or if any capital stock or similar equity interests are distributed to holders of Common Stock as contemplated in Section 8(a)(iii), “VWAP” per share of such common stock, capital stock or similar equity units on any Trading Day means the per share volume weighted average price as displayed on Bloomberg (or any successor service) in respect of the period from 9:30 a.m. to 4:00 p.m. New York City time, on the relevant Trading Day, or in either case, if such volume weighted average price is unavailable, VWAP means the market value per share of Common Stock, such publicly-traded common stock or such capital stock or similar equity interests on such Trading Day as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.
     (bbb) “Warrants” has the meaning set forth in the Transaction Agreement.
     Section 3 . Dividends.
     (a) Rate. The Series G Preferred Stock shall accrue dividends with respect to each Dividend Period at a rate per annum equal to the Applicable Dividend Rate of the Liquidation Amount per share of Series G Preferred Stock as of the first day of such Dividend Period; provided, that if the Liquidation Amount of a share of Series G Preferred Stock increases during such Dividend Period as provided in Section 5(a), dividends with respect to such increase shall be calculated for the period from and including the date of such increase to, but excluding, the last day of such Dividend Period; provided further, that if the Liquidation Amount of a share of Series G Preferred Stock decreases during such Dividend Period as provided in Section 5(c) or (e), dividends with respect to the amount of such decrease shall cease to accrue as of the date of such decrease. Dividends on the Series G Preferred Stock for any period other than a full Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of the dividends per share of Series G Preferred Stock accrued for any Dividend Period shall be added to the Liquidation Amount of such share of Series G Preferred Stock as of the first day of the immediately succeeding Dividend Period, unless dividends in such amount are declared for such Dividend Period by the Board of Directors out of assets legally available therefor and paid in cash to the Holders of record as of the Business Day immediately preceding the relevant Dividend Accrual Date in accordance with the following paragraph. The period from and including any Dividend Accrual Date to, but excluding, the next Dividend Accrual Date is a “Dividend Period”; provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Accrual Date.
     If the Board of Directors elect to pay dividends in cash on any Dividend Accrual Date, the Company shall provide written notice thereof to the Holders not less than three Business Days prior to such Dividend Accrual Date. If any Dividend Accrual Date on which the Board of Directors determines to pay dividends on the Series G Preferred Stock would otherwise fall on a day that is not a Business Day, then the dividend payment due on such Dividend Accrual Date shall be postponed to the next day that is a Business Day and no additional dividends shall accrue as a result of such postponement.

     Holders of the Series G Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends on the Series G Preferred Stock as specified in this Section 2(bbb) (subject to the other provisions of the Certificate of Designations).
     Subject to the foregoing and to Section 3(b), and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of the Series G Preferred Stock shall not be entitled to participate in any such dividends.
     (b) Limitation on Dividends. So long as any share of the Series G Preferred Stock remains outstanding, without the consent of each of the holders of the Series G Preferred Stock, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries. The foregoing limitation shall not apply to (i) a dividend payable on any Junior Stock in shares of any other Junior Stock, or to the acquisition of shares of any Junior Stock in exchange for, or through application of the proceeds of the sale of, shares of any other Junior Stock; (ii) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice or to satisfy applicable tax withholdings with respect to employee equity-based compensation; provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (iii) any dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan or tax asset protection plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan or tax asset protection plan; (iv) the acquisition by the Company or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Company or any of its subsidiaries), including as trustees or custodians; (v) the conversion of the Series G Preferred Stock into Common Stock; (vi) the dividend of Warrants contemplated by Section 9.04 of the Transaction Agreement; (vii) the exchange or conversion of (A) Junior Stock for or into other Junior Stock or (B) Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the date of the Series F Preferred Stock Purchase Agreement for the accelerated exercise, settlement or exchange thereof for Common Stock; and (viii) any purchase, redemption or other acquisition or any dividend or distribution with the written consent of the UST. This Section 3(b) shall not be deemed to affect the ability of the Company to redeem, purchase, acquire or exchange its junior subordinated debentures issued by the Company or an Affiliate of the Company. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Company’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Original Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.
     Section 4. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, then, before any distribution or payment shall be made to the holders of Junior Stock, the holders of the Series G Preferred Stock and any shares of Preferred Stock ranking on a parity therewith as to liquidation shall be entitled to be paid in full the respective amounts of the liquidation preferences thereof, which in the case of the Series G Preferred Stock shall be the Liquidation Amount, plus an amount equal to all accrued dividends for any period prior to such distribution or payment date that have not been added to the Liquidation Amount. If such payment shall have been made in full to the holders of the Series G Preferred Stock and any series of Preferred Stock ranking on a parity therewith as to liquidation, the remaining assets and funds of the Company shall be distributed among the holders of Junior Stock, according to their respective rights and preferences and in each case according to their respective shares. If, upon any liquidation, dissolution or winding up of the affairs of the Company, the amounts so payable are not paid in full to the holders of all outstanding shares of the Series G Preferred Stock and any series of Preferred Stock ranking on a parity therewith as to liquidation, the holders of the Series G Preferred Stock and any series of Preferred Stock ranking on a parity therewith as to liquidation shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither the consolidation or merger of the Company, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Company within the meaning of the foregoing provisions of this Section 4.
     Section 5. Changes to the Liquidation Amount.
     (a) Draws on Series G Preferred Stock. The Liquidation Amount shall be increased each time a General Corporate Purposes Drawdown Amount is paid by the UST to the Company by an amount equal to the General Corporate Purposes Drawdown Amount so paid divided by the number of shares of Series G Preferred Stock then outstanding.
     (b) Accrued Dividends. The Liquidation Amount shall be automatically increased on each Dividend Accrual Date as provided in Section 3 to reflect the accrual of dividends at the Applicable Dividend Rate to the extent such dividends have not been paid.
     (c) Cash Payment and Redemption. At any time after the FRBNY no longer holds any AIA/ALICO Preferred Units, the Company may, following the delivery of at least five (5) Business Days’ prior written notice to the Holders in accordance with Section 12, pay the Holders an amount in cash that shall be allocated to reduce the Liquidation Amount by an amount per share equal to (i) the cash amount so paid divided by (ii) the number of shares of Series G Preferred Stock outstanding at such time. If at any time the Liquidation Amount is equal to zero, the Company shall be entitled to redeem the Series G Preferred Stock in exchange for an amount in cash per share of Series G Preferred Stock equal to the accrued dividends on such share, if any, that have not been added to the Liquidation Amount. Upon redemption, the Holders shall return such shares to the Company and the Company shall cancel the shares of Series G Preferred Stock so returned. From and after such redemption, the Series G Preferred Stock shall cease to be outstanding and the Holders shall have no rights in respect thereof.
     (d) Equity Offering. If the Company closes an Equity Offering prior to the Mandatory Conversion Date, the provisions of Sections 2.07 and 2.08 of the Amended Purchase Agreement shall apply, and the aggregate liquidation preference of the Series G Preferred Stock shall be adjusted as set forth in such sections. Any payment in respect of the Series G Preferred Stock as contemplated by Section 2.08 of the Amended Purchase Agreement shall be conducted in accordance with paragraph (c).
     (e) Delivery of AIA/ALICO Preferred Units. At any time when the Company purchases AIA/ALICO Preferred Units from the FRBNY pursuant to Section 2.06(f) of the Amended Purchase Agreement, the Company shall deliver such AIA/ALICO Preferred Units to the UST pursuant to the Amended Purchase Agreement in exchange for a reduction in the Liquidation Amount by an amount per share equal to (A) the aggregate purchase price of such AIA/ALICO Preferred Units paid to the FRBNY divided by (B) the number of shares of Series G Preferred Stock outstanding at such time.
     (f) Mandatory Conversion. On the Mandatory Conversion Date, if the FRBNY then holds any AIA/ALICO Preferred Units, the provisions of Section 2.07 of the Amended Purchase Agreement shall apply, and the aggregate liquidation preference of the Series G Preferred Stock shall be adjusted as set forth in such section immediately prior to the conversion of the Series G Preferred Stock into shares of Common Stock as set forth in this Certificate of Designations.
     (g) No Sinking Fund. The Series G Preferred Stock shall not be subject to any mandatory redemption, sinking fund or other similar provisions except as described in Section 6(c) below. Except as provided in the Amended Purchase Agreement, Holders of the Series G Preferred Stock shall have no right to require redemption or repurchase of any shares of the Series G Preferred Stock.
     Section 6 . Mandatory Conversion; Return and Cancellation.
     (a) Mandatory Conversion. On the Mandatory Conversion Date, each share of Series G Preferred Stock shall automatically convert into a number of shares of Common Stock equal to the Conversion Rate in accordance with the procedures set forth in Section 9, after giving effect to Section 2.07 of the Amended Purchase Agreement.
     (b) No Fractional Shares. No fractional shares of Common Stock shall be issued as a result of any conversion of shares of Series G Preferred Stock. Instead, the aggregate number of shares of Common Stock to be issued to any Holder upon any such conversion shall be computed on the basis of the aggregate number of shares of Series G Preferred Stock held by such Holder and will be rounded down to the nearest whole number, and in lieu of any fractional share of Common Stock issuable upon conversion, the Company shall pay an amount in cash (computed to the nearest cent) equal to the Conversion Price (as adjusted in a manner inversely proportional to any adjustments to the Conversion Rate prior to the Mandatory Conversion Date) multiplied by such fraction of a share.

     (c) Return and Cancellation. If at any time the Available Amount and Liquidation Amount are both equal to zero, the Holders of shares of Series G Preferred Stock shall return such shares to the Company for cancellation in exchange for an amount in cash per share of Series G Preferred Stock equal to the accrued and unpaid dividends on such share, if any, that have not been added to the Liquidation Amount, and the Company shall cancel the shares of Series G Preferred Stock so returned.
     Section 7 . Voting Rights.
     (a) General. The holders of the Series G Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.
     (b) Class Voting Rights as to Particular Matters. So long as any shares of the Series G Preferred Stock are outstanding, whether or not the Liquidation Amount per share is greater than zero, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the Holders of at least 662/3% of the shares of the Series G Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:
     (i) Authorization of Senior or Pari Passu Stock. Any amendment or alteration of the Certificate of Designations for the Series G Preferred Stock or the Charter (including any amendment to the Charter effectuated by a Certificate of Designations) to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Company ranking senior to or pari passu with the Series G Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Company (the “Senior or Pari Passu Securities”); provided, however, that the voting rights provided in this Section 7(b)(i) shall not apply to any amendment or alteration of the Charter (including any amendment to the Charter effectuated by a Certificate of Designations) to authorize or create or increase the authorized amount of, or any issuance of, any Senior or Pari Passu Securities initially issued to the UST;
     (ii) Amendment of the Series G Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Series G Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(b)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Series G Preferred Stock; or
     (iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Series G Preferred Stock, or of a merger or consolidation of the Company with or into another corporation or other entity, unless in each case (x) the shares of the Series G Preferred Stock remain outstanding and are not amended in any respect or, in the case of any such merger or consolidation with respect to which the Company is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the Series G Preferred Stock immediately prior to such consummation, taken as a whole;
provided, however, that for all purposes of this Section 7(b), any increase in the amount of the authorized Preferred Stock or the creation and issuance of any other series of the Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of the Preferred Stock, ranking junior to the Series G Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Company shall not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the Holders of outstanding shares of the Series G Preferred Stock.
     (c) Changes after Provision for Redemption. No vote or consent of the Holders of the Series G Preferred Stock shall be required pursuant to Section 7(b) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Series G Preferred Stock shall have been redeemed pursuant to Section 5(c) above or returned and cancelled pursuant to Section 6(c) above.
     (d) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the Holders of the Series G Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules that the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Series G Preferred Stock is listed or traded at the time.
     Section 8 . Record Holders. To the fullest extent permitted by applicable law, the Company and the Transfer Agent may deem and treat the record Holder of any share of the Series G Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Company nor the Transfer Agent shall be affected by any notice to the contrary.
     Section 9. Conversion Procedures.
     (a) On the Mandatory Conversion Date, dividends on the shares of Series G Preferred Stock shall cease to accrue, and such shares of Series G Preferred Stock shall cease to be outstanding, in each case, subject to the right of Holders of such shares to receive the shares of Common Stock into which such shares of Series G Preferred Stock are convertible pursuant to Section 6(a).

     (b) The Holders of the shares of Series G Preferred Stock shall be treated for all purposes as the record holders of such shares of Common Stock as of the close of business on the Mandatory Conversion Date. Prior to the Mandatory Conversion Date, shares of Common Stock issuable upon conversion of any shares of Series G Preferred Stock shall not be deemed outstanding for any purpose, and Holders of shares of Series G Preferred Stock shall have no rights with respect to, or as holders of, the Common Stock (including without limitation voting rights, rights to respond to tender offers for the Common Stock and rights to receive any dividends or other distributions on the Common Stock) by virtue of holding shares of Series G Preferred Stock.
     (c) Shares of Series G Preferred Stock duly converted in accordance herewith, or otherwise reacquired by the Company, shall resume the status of authorized and unissued Preferred Stock, undesignated as to series and available for future issuance (provided that any such cancelled shares of Series G Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Series G Preferred Stock).
     (d)The Company shall register the certificates for the shares of Common Stock to be issued upon conversion of Series G Preferred Stock in the name of the Holder of such Series G Preferred Stock as shown on the records of the Company, unless the Holder of such Series G Preferred Stock shall by written notice to the Company elect not to receive shares of Common Stock deliverable upon such conversion in certificated form, in which case the Company shall register such shares in its direct registration system in the name of the Holder of such Series G Preferred Stock as shown on the records of the Company.2
     Section 10. Reservation of Common Stock.
     (a) On and after the date the Conversion Price is fixed, the Company shall at all times reserve and keep a sufficient number of authorized and unissued shares of Common Stock or shares held in the treasury of the Company, solely for issuance upon the conversion of shares of Series G Preferred Stock as herein provided, free from any preemptive or other similar rights.
     (b) Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of shares of Series G Preferred Stock, as herein provided, shares of Common Stock reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders and the restrictions contemplated by the Restricted Shares Legend).
     (c) All shares of Common Stock delivered upon conversion of the Series G Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).
Section 11. Conversion Rate Adjustments.

     (a) The Conversion Rate and the Number of Underlying Shares shall be subject to adjustment, without duplication, under the following circumstances:
     (i) the issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision or combination of Common Stock, in which event the Conversion Rate shall be adjusted based on the following formula:
     SR1 = SR0 x (OS1 / OS0)
     where,
SR0	=	the Conversion Rate in effect at the close of business on the record date

SR1	=	the Conversion Rate in effect immediately after the record date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the record date prior to giving effect to such event

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such event
     (ii) the issuance to all holders of Common Stock of certain rights, options or warrants entitling them for a period expiring 60 days or less from the date of issuance of such rights, options or warrants to purchase shares of Common Stock at less than the Current Market Price of Common Stock as of the record date, in which event the Conversion Rate shall be adjusted based on the following formula:
     SR  1 = SR0 x (OS0 + X) / (OS0 + Y)
     where,
SR0	=	the Conversion Rate in effect at the close of business on the record date

SR1	=	the Conversion Rate in effect immediately after the record date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the record date

X	=	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants

Y	=	the aggregate price payable to exercise such rights divided by the Average VWAP per share of the Common Stock over each of the 10 consecutive Trading Days prior to the Business Day immediately preceding the announcement of the issuance of such rights, options or warrants
However, the Conversion Rate shall be readjusted to the extent that any such rights, options or warrants are not exercised prior to their expiration.

     (iii) the dividend or other distribution to all holders of Common Stock of shares of capital stock of the Company (other than Common Stock), rights to acquire capital stock of the Company or evidences of the Company’s indebtedness or the Company’s assets (excluding any dividend, distribution or issuance covered by clauses (i) or (ii) above or (iv) or (v) below) in which event the Conversion Rate shall be adjusted based on the following formula:
     SR1 =    SR0 x SP0 / (SP0 — FMV)
     where,
SR0	=	the Conversion Rate in effect at the close of business on the record date

SR1	=	the Conversion Rate in effect immediately after the record date

SP0	=	the Current Market Price as of the record date

FMV	=	the fair market value (as determined in good faith by the Board of Directors, whose good faith determination when evidenced by a Board Resolution shall be conclusive and binding), on the record date, of the shares of capital stock of the Company, rights to acquire capital stock, evidences of indebtedness or assets so distributed, expressed as an amount per share of Common Stock
However, if the transaction that gives rise to an adjustment pursuant to this clause (iii) is one pursuant to which the payment of a dividend or other distribution on Common Stock consist of shares of capital stock of, or similar equity interests in, a subsidiary or other business unit of the Company, that are, or, when issued, will be, traded on a U.S. securities exchange, then the Conversion Rate shall instead be adjusted based on the following formula:
     SR1 = SR0 x (FMV0 + MP0) / MP0
     where,
SR0	=	the Conversion Rate in effect at the close of business on the record date

SR1	=	the Conversion Rate in effect immediately after the record date

FMV0	=	the Average VWAP of the capital stock or similar equity interests distributed to holders of Common Stock applicable to one share of Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution with respect to Common Stock on the NYSE or such other national or regional exchange or market that is at that time the principal market for the Common Stock

MP0	=	the Average VWAP of the Common Stock over each of the 10 consecutive Trading Days commencing on and including the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution with respect to Common Stock on the NYSE or such other national or regional exchange or market that is at that time the principal market for the Common Stock
     (iv) the Company makes a distribution consisting exclusively of cash to all holders of Common Stock, excluding (a) any cash that is distributed as part of a distribution referred to in clause (iii) above, and (b) any consideration payable in connection with a tender or exchange offer made by the Company or any of the Company’s subsidiaries referred to in clause (v) below, in which event, the Conversion Rate shall be adjusted based on the following formula:
     SR  1 =  SR 0 x SP 0 / (SP 0 - C)
     where,
SR0	=	the Conversion Rate in effect at the close of business on the record date

SR1	=	the Conversion Rate in effect immediately after the record date

SP0	=	the Current Market Price as of the record date

C	=	the amount in cash per share of Common Stock the Company distributes to holders
     (v) the Company or one or more of its subsidiaries make purchases of Common Stock pursuant to a tender offer or exchange offer by the Company or a subsidiary of the Company for Common Stock to the extent that the cash and value of any other consideration included in the payment per share of Common Stock validly tendered or exchanged exceeds the VWAP per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “expiration date”), in which event the Conversion Rate will be adjusted based on the following formula:
     SR  1 =  SR0 x [(FMV + (SP1 x OS1)] / (SP1 x OS0)
     where,
SR0	=	the Conversion Rate in effect at the close of business on the expiration date

SR1	=	the Conversion Rate in effect immediately after the expiration date

FMV	=	the fair market value (as determined in good faith by the Board of Directors whose good faith determination when evidenced by a Board Resolution will be conclusive and binding), on the expiration date, of the aggregate value of all cash and any other consideration paid or payable for shares validly tendered or exchanged and not withdrawn as of the expiration date (the “Purchased Shares”)

OS1	=	the number of shares of Common Stock outstanding as of the last time tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Time”) less any Purchased Shares

OS0	=	the number of shares of Common Stock outstanding at the Expiration Time, including any Purchased Shares

SP1	=	the Average VWAP of the Common Stock over each of the 10 consecutive Trading Days commencing with the Trading Day immediately after the expiration date.
     (vi) Calculation of Adjustments. All adjustments to the Conversion Rate shall be calculated by the Company to the nearest 1/10,000th of one share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment to the Conversion Rate shall be required unless such adjustment would require an increase or a decrease of at least one percent in the Conversion Rate; provided that any adjustments not so made shall be carried forward and taken into account in any subsequent adjustment and notwithstanding whether or not such one percent of a share threshold shall have been met, all such adjustments shall be made on the Mandatory Conversion Date. If an adjustment to the Conversion Rate is required to be made pursuant to the occurrence of any of the events contemplated by clauses (i) through (v) of this Section 11(a) or Section 11(b) during the Observation Period, appropriate and customary adjustments shall be made to the VWAP per share of the Common Stock.
     (vii) When No Adjustment Required. No adjustment of the Conversion Rate need be made as a result of: (A) the issuance of the rights; (B) the distribution of separate certificates representing the rights; (C) the exercise or redemption of the rights in accordance with any rights agreement; or (D) the termination or invalidation of the rights, in each case, pursuant to any stockholder rights plans or tax asset protection plans adopted by the Company from time to time; provided, however, that to the extent that the Company has a stockholder rights plan or tax asset protection plan in effect on the Mandatory Conversion Date, the Holders shall receive, in addition to the shares of Common Stock, the rights under such rights plan or tax asset protection plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the Common Stock, in which case the Conversion Rate shall be adjusted at the time of separation as if the Company made a distribution to all holders of Common Stock as described in clause (iii) of this Section 11(a) including for the purposes of this paragraph only, shares of Common Stock and assets issuable upon exercise of rights under a stockholder rights plan or tax asset protection plan, subject to readjustment in the event of the expiration, termination or redemption of the rights.
     No adjustment to the Conversion Rate need be made:

     (A) upon the issuance of any shares of Common Stock or securities convertible into, or exercisable or exchangeable for, Common Stock in public or private transactions at any price that the Company deems appropriate or in exchange for other securities of the Company;
     (B) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any plan of that type;
     (C) upon the issuance of any shares of Common Stock or options or rights to purchase those shares or any other award that relates to, or has a value derived from the value of the Common Stock or other securities of the Company, in each case issued pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries;
     (D) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security for, Common Stock in public or private transactions at any price deemed appropriate by the Company in its sole discretion;
     (E) for a change in the par value or no par value of the Common Stock; or
     (F) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the date the shares of Series G Preferred Stock were first issued.
For purpose of this Section 11, “record date” means, with respect to any dividend, distribution or other transaction or event in which the holders of the Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).
     (b) Adjustment for Consolidation, Merger or Other Reorganization Event.
     (i) In the event of (A) any consolidation or merger of the Company with or into another Person or of another Person with or into the Company (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of another Person), (B) any sale, transfer, lease or conveyance to another Person of the assets of the Company as an entirety or substantially as an entirety, (C) any statutory share exchange of Common Stock with another Person (other than in connection with a merger or acquisition) or (D) any liquidation, dissolution or winding up of the Company (other than as a result of or after the occurrence of a Termination Event) (any such event, a “Reorganization Event”), each Underlying Share shall, after such Reorganization Event, be converted into the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the close of business on the Mandatory Conversion Date) per share of Common Stock by a holder of Common Stock that is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale, transfer, lease or conveyance was made, or with whom shares were exchanged pursuant to any such statutory share exchange as the case may be (any such Person, a “Constituent Person”), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by the Affiliates and non-Affiliates of a Constituent Person (each such converted share referred to as a “Exchange Property Unit”; provided that if holders of Common Stock have the opportunity to elect the form of consideration receivable upon such Reorganization Event, the Exchange Property Unit that Holders will be entitled to receive will be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Stock that affirmatively make an election (or of all such holders if none make an election)). On the Mandatory Conversion Date, the Conversion Rate shall be determined by reference to the Applicable Market Value of the Exchange Property Units. Following a Reorganization Event, references to the issuance of any specified number of shares of Common Stock upon the conversion of Series G Preferred Stock will be construed to be references to conversion into the same number of Exchange Property Units. The above provisions of this Section 11(b) shall similarly apply to successive Reorganization Events.
     (c) Multiple Adjustments. For the avoidance of doubt, if an event occurs that would trigger an adjustment to a Conversion Rate pursuant to this Section 11 under more than one subsection hereof, such event, to the extent fully taken into account in a single adjustment, shall not result in multiple adjustments hereunder.
     (d) Other Adjustments. The Company may, but shall not be required to, make such increases in the Conversion Rate, in addition to those required by this Section, as the Board of Directors considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.
     (e) Notice of Adjustments and Certain Other Events. (i) Whenever the Conversion Rate is adjusted as provided above, the Company shall within 10 Business Days following the occurrence of an event that requires such adjustment (or if the Company is not aware of such occurrence, as soon as reasonably practicable after becoming so aware) or the date the Company makes an adjustment pursuant to clause (d) above:
     (ii) compute the Conversion Rate in accordance with Section 11 and prepare and transmit to the Holders an Officers’ Certificate setting forth the adjusted Conversion Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and
     (iii) provide a written notice to the Holders of the Series G Preferred Stock of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Conversion Rate was determined and setting forth the adjusted Conversion Rate.
     Section 12. Notices. All notices or communications in respect of the Series G Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of the Series G Preferred Stock are issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the holders of the Series G Preferred Stock in any manner permitted by such facility.
     Section 13. No Preemptive Rights. No Holder of the Series G Preferred Stock shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.
     Section 14. Replacement Certificates. The Company shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Company. The Company shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Company of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Company.
     Section 15. Form.
     (a) The Series G Preferred Stock shall be initially issued in the form of one or more certificates in definitive, fully registered form with, until such time as otherwise determined by the Company, the restricted shares legend (the “Restricted Shares Legend”), as set forth on the form of the Series G Preferred Stock attached hereto as Exhibit A (each, a “Series G Preferred Share Certificate”), which is hereby incorporated in and expressly made a part of this Certificate of Designations. The Series G Preferred Share Certificate may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company).
     (b) An Officer shall sign the Series G Preferred Share Certificate for the Company, in accordance with the Company’s Bylaws and applicable law, by manual or facsimile signature. “Officer” means the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company.
     (c) If an Officer whose signature is on a Series G Preferred Share Certificate no longer holds that office at the time of the issuance of such Series G Preferred Share Certificate, such Series G Preferred Share Certificate shall be valid nevertheless.
     (d) A Series G Preferred Share Certificate shall not be valid or obligatory until an authorized signatory of the Transfer Agent manually countersigns the Series G Preferred Share Certificate. The signature shall be conclusive evidence that such Series G Preferred Share

Certificate has been authenticated under this Certificate of Designations. Each Series G Preferred Share Certificate shall be dated the date of its authentication.
     Other than upon original issuance, all transfers and exchanges of the Series G Preferred Stock shall be made by direct registration on the books and records of the Company.
     Section 16. Transfer Agent and Registrar. The duly appointed Transfer Agent, Conversion Agent and Registrar for the Series G Preferred Stock shall be Wells Fargo Bank, N.A. (the “Transfer Agent”). The Company may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Company and the Transfer Agent; provided that the Company shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal; provided further that such successor transfer agent shall be the Transfer Agent for purposes of this Certificate of Designations and the Amended Purchase Agreement.
     Section 17. Other Rights. The shares of the Series G Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.
     Section 18. Withholding. The Company shall be entitled to deduct and withhold from any payment or distribution made on the Series G Preferred Stock any tax required to be withheld under law, and such withheld amount shall be treated as if paid or distributed to the Holder in accordance with the terms hereunder.

Exhibit A
FORM OF SERIES G CUMULATIVE MANDATORY
CONVERTIBLE PREFERRED STOCK
($[___] INITIAL LIQUIDATION PREFERENCE)

NUMBER	SHARES
[______]	20,000

CUSIP [_______]
AMERICAN INTERNATIONAL GROUP, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE
IN THE CITY OF SOUTH ST. PAUL, MINNESOTA
THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF OR HEDGED IN ANY MANNER (INCLUDING THROUGH THE ENTRY INTO CASH-SETTLED DERIVATIVE INSTRUMENTS) (A) AT ANY TIME ON OR PRIOR TO THE TERMINATION DATE, EXCEPT TO A SPECIAL PURPOSE VEHICLE WHOLLY-OWNED BY THE UNITED STATES DEPARTMENT OF THE TREASURY, AND (B) AT ANY TIME AFTER THE TERMINATION DATE EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND IN COMPLIANCE WITH SUCH LAWS.
     This is to certify that the UNITED STATES DEPARTMENT OF THE TREASURY is the owner of TWENTY THOUSAND (20,000) fully paid and non-assessable shares of Series G Cumulative Mandatory Convertible Preferred Stock, $5.00 par value, initial liquidation preference $[____] per share (the “Stock”), of the American International Group, Inc. (the “Company”), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. Capitalized terms used herein but not defined shall have the respective meanings given them in the Certificate of Designations for the Stock dated [__________].
     This certificate is not valid or obligatory for any purpose unless countersigned and registered by the Transfer Agent, Conversion Agent and Registrar.
     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
Dated: [_________].

Name:	Name:
Title:	Title:

Countersigned and Registered ________________________, as Transfer Agent, Conversion Agent and Registrar
By:
Authorized Signature

AMERICAN INTERNATIONAL GROUP, INC.
     AMERICAN INTERNATIONAL GROUP, INC. (the “Company”) will furnish, without charge to each stockholder who so requests, a copy of the certificate of designations establishing the powers, preferences and relative, participating, optional or other special rights of each class of stock of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights applicable to each class of stock of the Company or series thereof. Such information may be obtained by a request in writing to the Secretary of the Company at its principal place of business.
     This certificate and the share or shares represented hereby are issued and shall be held subject to all of the provisions of the Company’s Restated Certificate of Incorporation, as amended, and the Certificate of Designations of the Series G Cumulative Mandatory Convertible Preferred Stock (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT-	______	Custodian	_____
TEN ENT	—	as tenants by the entireties		(Minor)		(Cust)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act _______________________ (State)
Additional abbreviations may also be used though not in the above list.

     For value received, ________________ hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

 shares of the capital stock represented by the within certificate, and do(es) hereby irrevocably constitute and appoint _______________________; Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated _______________

Dated __________________

Signature

	NOTICE:	The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

SCHEDULE OF CHANGES TO THE
SERIES G PREFERRED STOCK LIQUIDATION PREFERENCE
The following increases and decreases to the liquidation preference of the Series G Preferred Stock have been made:

	Amount of increase/	Aggregate liquidation	Liquidation	Signature of
	decrease in liquidation	preference following such	preference per	authorized
Date of increase / decrease	preference	increase / decrease	share	signatory

ANNEX B
FORM OF DRAWDOWN OPINION
     (a) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.
     (b) The Series G Preferred Stock has been duly authorized and validly issued and is fully paid and nonassessable; provided that no opinion need be expressed as to subsequent increases in the liquidation preference of the Series G Preferred Stock pursuant to Section 5(a) of the Series G Certificate of Designations.
     (c) The Series G Preferred Stock has not been issued in violation of any preemptive rights provided for in the Company’s Restated Certificate of Incorporation, as amended to the date of this opinion, or under the laws of the State of Delaware.
     (d) The shares of Common Stock issuable upon conversion of the Series G Preferred Stock have been duly authorized and reserved for issuance upon conversion of the Series G Preferred Stock and when so converted in accordance with the terms of the Series G Certificate of Designations will be validly issued, fully paid and nonassessable.

ANNEX C
Examples of Deferred Exchanges
•	This Annex provides examples of the operation of items of Sections 2.07 and 2.08 of the Amended and Restated Purchase Agreement
•	All amounts shown in the examples are strictly hypothetical and not based on projections of any kind

•	All examples assume a Series G Designated Amount of $2.0 billion USD

•	“FRBNY SPV Payoff Amount” has the meaning ascribed in the Master Transaction Agreement
•	All amounts shown in the examples are in $ billion USD

Example 1 (Equity Offering)	$b			Note

Assumptions:
FRBNY SPV Payoff Amount	2.5
Net Offering Proceeds	2.2
Prior Draws on Series G	0.0
Purchase Price:	2.0			Never more than Series G Designated Amount ($2.0 billion)

		Change in Series G	Series G
		Liquidation	Liquidation
Deferred Exchange Steps:		Preference	Preference
New Series G Drawdown Used to Purchase Preferred	2.0	2.0	2.0	Full $2.0 billion drawn—enough for Purchase Price
Net Offering Proceeds Used to Purchase Preferred	0.0	—	2.0	Purchase Price satisfied by Series G drawdown
Preferred Transferred to UST	2.0	(2.0)	0.0	Full $2.0 billion liquidation preference paid off with SPV Preferred

Additional Payment to UST to Redeem Series G:	0.0	—	0.0	Series G already paid off—no additional payment

Results:		Before	After
FRBNY SPV Payoff Amount		2.5	0.5	Old FRBNY SPV Payoff Amount less Purchase Price
Net Offering Proceeds Available to AIG		2.2	2.2	Did not need actual Net Offering Proceeds to satisfy Purchase Price
General Corporate Purposes Available Amount		2.0	0.0	Full $2.0 billion has been used—no additional availability
Preferred Units Exchange Available Amount		2.0	0.0	Full $2.0 billion has been used—no additional availability

Example 2 (Equity Offering)	$b

Assumptions:
FRBNY SPV Payoff Amount	2.5
Net Offering Proceeds	2.2
Prior Draws on Series G	1.0
Purchase Price:	2.0			Never more than Series G Designated Amount ($2.0 billion)

		Change in Series G	Series G
		Liquidation	Liquidation
Deferred Exchange Steps:		Preference	Preference
New Series G Drawdown Used to Purchase Preferred	1.0	1.0	2.0	$1.0 billion remaining—not enough for full Purchase Price
Net Offering Proceeds Used to Purchase Preferred	1.0	—	2.0	Actual Net Offering Proceeds needed to make up Purchase Price
Preferred Transferred to UST	2.0	(2.0)	0.0	Full $2.0 billion liquidation preference paid off with SPV Preferred

Additional Payment to UST to Redeem Series G:	0.0	—	0.0	Series G already paid off—no additional payment

Results:		Before	After
FRBNY SPV Payoff Amount		2.5	0.5	Old FRBNY SPV Payoff Amount less Purchase Price
Net Offering Proceeds Available to AIG		2.2	1.2	$1.0 billion net payoff of pre-existing Series G liquidation preference[1]
General Corporate Purposes Available Amount		1.0	0.0	Full $2.0 billion has been used—no additional availability
Preferred Units Exchange Available Amount		1.0	0.0	Full $2.0 billion has been used—no additional availability

[1]	The $1.0 billion in Net Offering Proceeds used to make up the Purchase Price is paid to FRBNY but then reduces the Series G liquidation preference when the SPV Preferred Units are transferred to UST.

2

Example 3 (Equity Offering)	$b			Note

Assumptions:
FRBNY SPV Payoff Amount	1.2
Net Offering Proceeds	1.4
Prior Draws on Series G	0.0

Purchase Price:	1.2			Limited to FRBNY SPV Payoff Amount

		Change in Series G	Series G
		Liquidation	Liquidation
Deferred Exchange Steps:		Preference	Preference
New Series G Drawdown Used to Purchase Preferred	1.2	1.2	1.2	Full $1.2 billion drawn—enough for Purchase Price
Net Offering Proceeds Used to Purchase Preferred	0.0	—	1.2	Purchase Price satisfied by Series G drawdown
Preferred Transferred to UST	1.2	(1.2)	0.0	Full $1.2 billion liquidation preference paid off with SPV Preferred

Additional Payment to UST to Redeem Series G:	0.0	—	0.0	Series G already paid off—no additional payment

Results:		Before	After
FRBNY SPV Payoff Amount		1.2	0.0	FRBNY fully taken out
Net Offering Proceeds Available to AIG		1.4	1.4	Did not need actual Net Offering Proceeds to satisfy Purchase Price
General Corporate Purposes Available Amount		2.0	0.6	$2.0 billion less Net Offering Proceeds[2]
Preferred Units Exchange Available Amount		2.0	n/a	No more SPV Preferred to purchase from FRBNY

Example 4 (Equity Offering)	$b

Assumptions:
FRBNY SPV Payoff Amount	1.2
Net Offering Proceeds	1.4
Prior Draws on Series G	0.9
Purchase Price:	1.2			Limited to FRBNY SPV Payoff Amount

		Change in Series G	Series G
		Liquidation	Liquidation
Deferred Exchange Steps:		Preference	Preference
New Series G Drawdown Used to Purchase Preferred	1.1	1.1	2.0	$1.1 billion remaining—not enough for full Purchase Price
Net Offering Proceeds Used to Purchase Preferred	0.1	—	2.0	Actual Net Offering Proceeds needed to make up Purchase Price
Preferred Transferred to UST	1.2	(1.2)	0.8	$1.2 billion of liquidation preference paid off with SPV Preferred

Additional Payment to UST to Redeem Series G:	0.2	(0.2)	0.6	Represents Net Offering Proceeds not already “applied”[3]

Results:		Before	After
FRBNY SPV Payoff Amount		1.2	0.0	FRBNY fully taken out
Net Offering Proceeds Available to AIG		1.4	1.1	$0.3 billion net payoff of pre-existing Series G liquidation preference[4]
General Corporate Purposes Available Amount		1.1	0.0	Full $2.0 billion has been used—no additional availability
Preferred Units Exchange Available Amount		1.1	n/a	No more SPV Preferred to purchase from FRBNY

[2]	$2.0 billion — $1.2 billion (amount actually drawn down under Series G) — $0.2 billion (additional amount notionally “applied” to reduce General Corporate Purposes Available Amount, but not an actual payment) = $0.6 billion.

[3]	$1.4 billion (Net Offering Proceeds) — $1.2 billion (Purchase Price) = $0.2 billion. Because there is a positive liquidation preference on the Series G, this amount must then go to pay it off. For this purpose, the $1.2 billion Purchase Price is deemed to have been “paid” out of Net Offering Proceeds (which also counts as a reduction of the General Corporate Purposes Available Amount) even though it is actually paid from the Series G drawdown. AIG is not obligated to redeem the remaining Series G Preferred Stock.

[4]	The $0.1 billion in Net Offering Proceeds used to make up the Purchase Price is paid to FRBNY but then reduces the Series G liquidation preference when the SPV Preferred Units are transferred to UST.

3

Example 5 (Equity Offering)	$b			Note

Assumptions:
FRBNY SPV Payoff Amount	2.5
Net Offering Proceeds	1.5
Prior Draws on Series G	0.0
Purchase Price:	1.5			Limited to amount of Net Offering Proceeds

		Change in Series G	Series G
		Liquidation	Liquidation
Deferred Exchange Steps:		Preference	Preference
New Series G Drawdown Used to Purchase Preferred	1.5	1.5	1.5	Full $1.5 billion drawn—enough for Purchase Price
Net Offering Proceeds Used to Purchase Preferred	0.0	—	1.5	Purchase Price satisfied by Series G drawdown
Preferred Transferred to UST	1.5	(1.5)	0.0	Full $1.5 billion liquidation preference paid off with SPV Preferred

Additional Payment to UST to Redeem Series G:	0.0	—	0.0	Series G already paid off—no additional payment

Results:		Before	After
FRBNY SPV Payoff Amount		2.5	1.0	Old FRBNY SPV Payoff Amount less Purchase Price
Net Offering Proceeds Available to AIG		1.5	1.5	Did not need actual Net Offering Proceeds to satisfy Purchase Price
General Corporate Purposes Available Amount		2.0	0.5	$2.0 billion less Net Offering Proceeds 5
Preferred Units Exchange Available Amount		2.0	0.5	$2.0 billion less Net Offering Proceeds 6

Example 6 (Equity Offering)	$b

Assumptions:
FRBNY SPV Payoff Amount	2.5
Net Offering Proceeds	1.5
Prior Draws on Series G	1.1

Purchase Price:	1.5			Limited to amount of Net Offering Proceeds

		Change in Series G	Series G
		Liquidation	Liquidation
Deferred Exchange Steps:		Preference	Preference
New Series G Drawdown Used to Purchase Preferred	0.9	0.9	2.0	$0.9 billion remaining—not enough for full Purchase Price
Net Offering Proceeds Used to Purchase Preferred	0.6	—	2.0	Actual Net Offering Proceeds needed to make up Purchase Price
Preferred Transferred to UST	1.5	(1.5)	0.5	$1.5 billion of liquidation preference paid off with SPV Preferred

Additional Payment to UST to Redeem Series G:	0.0	—	0.5	All Net Offering Proceeds already “applied”

Results:		Before	After
FRBNY SPV Payoff Amount		2.5	1.0	Old FRBNY SPV Payoff Amount less Purchase Price
Net Offering Proceeds Available to AIG		1.5	0.9	$0.6 billion net payoff of pre-existing Series G liquidation preference 7
General Corporate Purposes Available Amount		0.9	0.0	Full $2.0 billion has been used—no additional availability
Preferred Units Exchange Available Amount		0.9	0.0	Full $2.0 billion has been used—no additional availability

[5]	$2.0 billion — $1.5 billion (amount actually drawn down under Series G) = $0.5 billion.

[6]	$2.0 billion — $1.5 billion (amount actually drawn down under Series G) = $0.5 billion.

[7]	The $0.6 billion in Net Offering Proceeds used to make up the Purchase Price is paid to FRBNY but then reduces the Series G liquidation preference when the SPV Preferred Units are transferred to UST.

4

Example 7 (Conversion Date)	$b			Note

Assumptions:
FRBNY SPV Payoff Amount	1.7
Net Offering Proceeds	n/a
Prior Draws on Series G	0.0

Purchase Price:	1.7			Lesser of FRBNY SPV Payoff Amount and Series G availability

		Change in Series G	Series G
		Liquidation	Liquidation
Deferred Exchange Steps:		Preference	Preference
New Series G Drawdown Used to Purchase Preferred	1.7	1.7	1.7	Full $1.7 billion drawn—enough for Purchase Price
Net Offering Proceeds Used to Purchase Preferred	n/a	—	1.7	Purchase Price satisfied by Series G drawdown
Preferred Transferred to UST	1.7	(1.7)	0.0	Full $1.7 billion liquidation preference paid off with SPV Preferred

Additional Payment to UST to Redeem Series G:	0.0	—	n/a	Series G already paid off—no additional payment

Results:		Before	After
FRBNY SPV Payoff Amount		1.7	0.0	FRBNY fully taken out
Net Offering Proceeds Available to AIG		n/a	n/a	No Equity Offering in this example
General Corporate Purposes Available Amount		2.0	n/a	Series G Draw Down Right expires on Conversion Date
Preferred Units Exchange Available Amount		2.0	n/a	No more SPV Preferred to purchase from FRBNY

Example 8 (Conversion Date)	$b

Assumptions:
FRBNY SPV Payoff Amount	1.7
Net Offering Proceeds	n/a
Prior Draws on Series G	1.0

Purchase Price:	1.0			Lesser of FRBNY SPV Payoff Amount and Series G availability

		Change in Series G	Series G
		Liquidation	Liquidation
Deferred Exchange Steps:		Preference	Preference
New Series G Drawdown Used to Purchase Preferred	1.0	1.0	2.0	Remaining $1.0 billion drawn--equal to Purchase Price (by definition)
Net Offering Proceeds Used to Purchase Preferred	n/a	—	2.0	Purchase Price satisfied by Series G drawdown
Preferred Transferred to UST	1.0	(1.0)	1.0	$1.0 billion of liquidation preference paid off with SPV Preferred

Additional Payment to UST to Redeem Series G:	n/a	—	n/a	Series G converts into AIG Common Stock on agreed terms

Results:		Before	After
FRBNY SPV Payoff Amount		1.7	0.7	Old FRBNY SPV Payoff Amount less Purchase Price
Net Offering Proceeds Available to AIG		n/a	n/a	No Equity Offering in this example
General Corporate Purposes Available Amount		1.0	n/a	Full $2.0 billion has been used—no additional availability
Preferred Units Exchange Available Amount		1.0	n/a	Full $2.0 billion has been used—no additional availability

5

Appendix B-3

Form of Registration Rights Agreement between American International Group,
Inc. and the United States Department of the Treasury

B-3-1

REGISTRATION RIGHTS AGREEMENT
dated as of
[________________]
between
American International Group, Inc.
and
United States Department of the Treasury

REGISTRATION RIGHTS AGREEMENT
Recitals:
     WHEREAS, American International Group, Inc. (the “Company”) intends to issue in a private placement 1,655,037,962 shares of AIG common stock, par value $2.50 per share (the “Common Stock”) to the United States Department of the Treasury (the “Investor”) as part of the Recapitalization (as defined in the Master Transaction Agreement dated as of December 8, 2010 (the “Transaction Agreement”) among the Company, the Investor, ALICO Holdings LLC, AIA Aurora LLC, the Federal Reserve Bank of New York and the AIG Credit Facility Trust), such Common Stock to be comprised of (i) 562,868,096 shares of Common Stock to be issued to the AIG Credit Facility Trust, for immediate delivery to the Investor, in exchange for all of the shares of Series C Perpetual, Convertible, Participating Preferred Stock held by such trust, (ii) 924,546,133 shares of Common Stock to be issued to the Investor in exchange for all of the shares of the Series E Fixed Rate Non-Cumulative Preferred Stock held by the Investor and (iii) 167,623,733 shares of Common Stock to be issued to the Investor as partial consideration for all of the shares of the Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock held by the Investor.
     WHEREAS, the Company may issue 20,000 shares of the its Series G Cumulative Mandatory Convertible Preferred Stock (“Series G Preferred Stock”) to the Investor as part of the Recapitalization;
     WHEREAS, the Investor currently holds a warrant to purchase shares of Common Stock dated November 25, 2008 and a warrant to purchase shares of Common Stock dated April 17, 2009 (together, the “Warrants”); and
     WHEREAS, the Company and the Investor intend that the Investor’s registration rights with respect to (i) the 1,655,037,962 shares of Common Stock received as part of the Recapitalization, (ii) any shares of Common Stock issuable upon conversion of the shares of Series G Preferred Stock, (iii) the Warrants and (iv) any shares of Common Stock issuable upon exercise of the Warrants will be governed by this Registration Rights Agreement (this “Agreement”).
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, in the Transaction Agreement and in the other Transaction Documents and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

2

Article 1
Registration Rights
     1.1 Registration Rights.
     (a) Registration.
     (i) Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as practicable after the closing of the Recapitalization, and in any event no later than fifteen (15) days after such closing, the Company shall prepare and file with the SEC a Shelf Registration Statement covering all applicable Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover such Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). So long as the Company is a well known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement.
     (ii) Any registration pursuant to Section 1.1(a)(i) shall be effected by means of a shelf registration on an appropriate form under Rule 415 under the Securities Act (a “Shelf Registration Statement”). Whenever the Investor or any other Holder intends to distribute any Registrable Securities by means of the Shelf Registration Statement, it shall promptly so advise the Company and shall specify the intended method of distribution.
     (A) After the Demand Commencement Date, if the Investor or any other Holder intends to distribute its Registrable Securities through an Underwritten Offering, the Company shall take all reasonable steps to facilitate such an offering, including the actions required pursuant to Section 1.1(c), as appropriate; provided that the Company shall not be required to facilitate a Fully-marketed Offering unless so requested by the Investor and unless the expected gross proceeds from such offering exceed $500 million. The lead underwriters in any Underwritten Offering requested by a Holder shall be selected by the Holders of a majority of the Registrable Securities to be so distributed and shall be reasonably acceptable to the Company. Holders of Registrable Securities other than the Investor shall not have the right to initiate a Fully-marketed Offering, and the Investor shall not have the right to initiate more than two Fully-marketed Offerings in any 12-month period. “Demand Commencement Date” means the earlier of (x) August 15, 2011 and (y) the closing date of the First

3

Offering. “Underwritten Offering” means a discrete registered offering of securities conducted by one or more underwriters pursuant to the terms of an underwriting agreement. “Fully-marketed Offering” means an Underwritten Offering in which members of management and executives of the Company travel to participate in “roadshows,” similar sales events and other marketing activities and do not merely participate in such marketing activities by telephone, video conference or similar electronic means.
     (B) After the Demand Commencement Date, if the Investor intends to distribute its Registrable Securities to or through a manager in one or more At-the-market Offerings, the Company shall take all reasonable steps to facilitate such an offering, including the actions required pursuant to Section 1.1(c), as appropriate. The managers of any At-the-market Offering shall be selected by the Investor and shall be reasonably acceptable to the Company. Holders of Registrable Securities other than the Investor shall not have the right to distribute their Registrable Securities through an At-the-market Offering. “At-the-market Offering” means a continuous registered offering of securities.
     (C) If the Investor or any other Holder selects any other intended method of distribution, the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 1.1(c), as appropriate.
     (iii) The Company shall not be required to effect a distribution of Registrable Securities pursuant to Section 1.1(a)(i): (A) with respect to securities that are not Registrable Securities or (B) if the Company has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company for such registered distribution to be effected at such time, in which event the Company shall have the right to defer such registered distribution for a period of not more than 45 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registered distribution shall be exercised by the Company (1) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (2) not more than three times in any 12-month period and not more than 90 days in the aggregate in any 12-month period; provided, further (x) that the number and duration of any permitted suspensions of sales in any 12-month period pursuant to Section 1.1(c)(viii) or Section 1.1(d) shall reduce the number and duration of any permitted registration deferrals in such 12-month period pursuant to this Section 1.1(a)(iii) and (y) if, when the Investor or any other Holder requests to sell Registrable Securities pursuant to Section 1.1(a)(ii), the Company’s directors and senior executive officers are not permitted pursuant to Company policy to sell their shares of Common Stock and the sum of the number of days remaining until such directors and senior executive officers would be permitted pursuant to Company policy to sell their shares of Common Stock plus the number of aggregate days in the preceding 12 months with respect to which the Company has exercised its deferral rights pursuant to this clause (iii) or its suspension rights pursuant to Section 1.1(c)(viii) or Section 1.1(d) is at least equal to 90, then the Company and the Investor shall negotiate in good faith to determine

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whether the requested offering should proceed, in light of the need, if any, for the Company to provide additional public disclosure in connection with such offering, but if the Company reasonably determines that it is unable to provide the required disclosure at that time consistent with its internal control over financial reporting and disclosure controls and procedures, the Company shall not be required to proceed with the requested offering.
     (iv) The Company shall not distribute its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, through an At-the-market Offering or any other method of distribution, whether registered or unregistered, other than an Underwritten Offering, a distribution pursuant to Section 1.1(a)(ii), a Special Registration or, if the Investor is not then conducting an At-the-market Offering, an At-the-market Offering, in each case subject to the other provisions of this Agreement. If the Company proposes to effect an Underwritten Offering of its equity securities, other than a distribution pursuant to Section 1.1(a)(i) or a Special Registration, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a distribution (but in no event less than ten days prior to the anticipated launch date) and, subject to Section 1.1(a)(vii), will include in such distribution all Registrable Securities with respect to which the Company has received written requests for inclusion therein not later than the close of business on the business day immediately preceding the launch date of such distribution (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, not later than the close of business on the business day immediately preceding the launch date of such distribution. The Company may terminate or withdraw any distribution under this Section 1.1(a)(iv) prior to the pricing of such distribution, whether or not the Investor or any other Holders have elected to include Registrable Securities in such distribution. For avoidance of doubt, the rights of the Investor and the other Holders pursuant to this Section 1.1(a)(iv) will apply both before and after the Demand Commencement Date.
     (v) The right of the Investor and all other Holders to participate in the Company’s proposed Underwritten Offering pursuant to Section 1.1(a)(iv) will be conditioned upon such persons’ entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such Underwritten Offering by the Company; provided that the Investor (as opposed to other Holders) shall not be required to indemnify any person in connection with any registration and shall only be required to make representations in the underwriting agreement as to its ability to transfer marketable title to the relevant Registrable Securities, its authority to execute, deliver and perform its obligations under such underwriting agreement and the absence of any consents or approvals required for it to sell such Registrable Securities in such Underwritten Offering. If any participating person disapproves of the terms of the Underwritten Offering, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriters and the Investor (if the Investor is participating in the Underwritten Offering) at least two business days prior to the pricing date of such offering.

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     (vi) Without the written consent of the Investor in its sole discretion, the Company shall not grant demand registration rights to any third party and shall not grant “piggyback” registration rights to any third party to include its securities in an offering initiated by the Investor or any other Holder under a Shelf Registration Statement pursuant to Section 1.1(a)(ii). If the Company grants “piggyback” registration rights to a third party to include its securities in an Underwritten Offering initiated by the Company, and the Investor or any other Holder elects to participate in such Underwritten Offering pursuant to Section 1.1(a)(iv), such third party registration rights shall provide that such third party may only sell its securities in such Underwritten Offering to the extent that, in the reasonable opinion of the managing underwriters for such Underwritten Offering, such sales would not adversely affect the marketability of such Underwritten Offering (including an adverse effect on the per share offering price) after taking into account all the securities to be sold in such Underwritten Offering by the Investor, any other Holder and the Company.
     (vii) If (A) within 10 days after a request by the Investor or any other Holder to distribute Registrable Securities in an Underwritten Offering pursuant to Section 1.1(a)(ii)(A), the Company gives notice of a proposed Underwritten Offering of its equity securities pursuant to Section 1.1(a)(iv) or vice versa and (B) the managing underwriters for such Underwritten Offerings advise the Company, the Investor and any other Holders proposing to participate in such offerings that in the reasonable opinion of such managing underwriters the number of securities requested to be included in such offerings exceeds the number that can be sold without adversely affecting the marketability of such offerings (including an adverse effect on the per share offering price), the Company will include in a combined offering only such number of securities (the “Maximum Number”) that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be included in the following order of priority: (x) if the Company delivers its notice pursuant to Section 1.1(a)(iv) before the Investor or any other Holder delivers its request pursuant to Section 1.1(a)(ii)(A), then the Company will be allowed to sell up to the number of equity securities it proposes to sell, and if such number is less than the Maximum Number, the Investor and any other Holders will be allowed to sell up to the number of Registrable Securities requested to be sold pursuant to Section 1.1(a)(ii) or 1.1(a)(iv), pro rata on the basis of the aggregate number of Registrable Securities held by each such person; provided that the number of securities sold pursuant to this clause (x) shall not exceed the Maximum Number and (y) if the Investor or any other Holder delivers its request pursuant to Section 1.1(a)(ii)(A) before the Company delivers its notice pursuant to Section 1.1(a)(iv), then the Investor and such other Holders will be allowed to sell up to the number of Registrable Securities they propose to sell, pro rata on the basis of the aggregate number of Registrable Securities held by each such person, and if the aggregate number of securities they propose to sell is less than the Maximum Number, the Company will be allowed to sell up to the number of equity securities it proposes to sell; provided that the number of securities sold pursuant to this clause (y) shall not exceed the Maximum Number.

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     (viii) With respect to any Underwritten Offering of Registrable Securities by the Investor or other Holders pursuant to this Section 1.1, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities or any securities convertible into or exchangeable or exercisable for such equity securities, during the period not to exceed the lesser of 180 days and the duration of any lock-up period applicable to the Investor or, if the Investor is not participating in such offering, to such other Holders. If such Underwritten Offering is a Fully-marketed Offering, the Company also agrees to use its reasonable best efforts to cause such of its directors and senior executive officers as may be requested by the managing underwriter of such offering to execute and deliver customary lock-up agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter. “Special Registration” means the registration of (A) equity securities and/or options or other securities or rights in respect thereof or related thereto solely registered on Form S-4 or Form S-8 (or successor form) or (B) shares of equity securities and/or options or other securities or rights in respect thereof or related thereto to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or its subsidiaries or in connection with dividend reinvestment plans.
     (ix) With respect to any At-the-market Offering by the Investor pursuant to this Section 1.1, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities or any securities convertible into or exchangeable or exercisable for such equity securities, while such At-the-market Offering is continuing.
     (x) In connection with any At-the-market Offering, the Investor will agree to commercially reasonable black-out provisions to address the Company’s earnings black-out policy in effect at such time. Upon notice from the Company, given with respect to a Subsequent Permitted Offering and otherwise not more than twice in any 12-month period, the Investor will promptly suspend any At-the-market Offering of Registrable Securities for a reasonable period of time to enable the Company to conduct an Underwritten Offering of its equity securities or securities convertible into or exercisable or exchangeable for its equity securities.
     (xi) Notwithstanding any other provision of this Agreement, with respect to any Underwritten Offering, whether initiated by the Company, the Investor or any other Holder, occurring prior to the time the Investor’s ownership of Voting Securities of the Company falls below 33%, so long as the Investor is participating in such offering, the selection of the managing underwriters (subject to the Company’s reasonable approval), the method of distribution, the overall size of the offering and the type of securities offered, as well as the relative amounts and types of securities to be (except as provided in clause (xii) below) offered by each party selling securities in the offering (except as provided in clause (xii) below), and the public offering price per security shall each be subject to the consent of the Investor, in its sole discretion. “Voting Securities” means the Common Stock and any other securities of the Company generally entitled to vote in the election of directors.

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     (xii) Notwithstanding any other provision of this Agreement, (A) with respect to the Company’s first Underwritten Offering following the Closing Date (the “First Offering”), the Company shall have the right to sell up to a number of equity securities having an aggregated initial per share offering price of $3.0 billion plus, if the Investor consents in its sole discretion, up to an additional $4.0 billion to permit the Company to settle securities litigation or to conduct a tender offer or exchange offer for its junior subordinated debentures, provided the First Offering occurs before the first anniversary of the Closing Date and (B) if the Board of Directors determines in good faith, after consultation with the Investor, that due to events affecting the Company’s operating insurance subsidiaries the Company’s reasonably projected Aggregate Liquidity (as defined in the Intercompany Guarantee and Pledge Agreement) will fall below $8.0 billion within the 12 months following such determination, the Company shall have the right, exercisable once within 12 months of such determination, to initiate an Underwritten Offering with respect to which (x) the Company shall have the right to sell up to a number of equity securities (at a price per share to be determined by the Company) having an aggregate initial per share offering price equal to the greater of $2.0 billion and the amount equal to the excess of $8.0 billion over the lowest reasonably projected Aggregate Liquidity (as so defined) during such 12-month period (a “Subsequent Permitted Offering”) and (y) the Investor shall agree with the managing underwriters for such offering not to sell any of its Registrable Securities for a reasonable period following such offering. The Company may conduct a Subsequent Permitted Offering for each 12-month period with respect to which the Board of Directors makes the determination described in clause (B) of the preceding sentence, even if a subsequent 12-month period overlaps with a prior 12-month period.
     (xiii) Notwithstanding any other provision of this Agreement, with respect to any Underwritten Offering, whether initiated by the Company, the Investor or any other Holder, occurring prior to the time the Investor’s ownership of Voting Securities of the Company falls below 33%, so long as the Investor is participating in such offering, the Investor shall determine, in its sole discretion, all fees to be paid to the underwriters in such offering.
     (xiv) In connection with any Underwritten Offering initiated by the Company in which the Investor elects not to participate, the Investor shall agree with the managing underwriters for such offering not to sell any of its Registrable Securities for a reasonable period (not to exceed the lock-up period applicable to the Company) following such offering.
     (b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. Selling Expenses incurred in connection with any registrations hereunder shall be borne by (i) the Company if the Investor is selling the relevant Registrable Securities, provided that the aggregate amount of discounts and selling commissions included in the Selling Expenses for any offering shall not exceed 1% of the gross proceeds of the Registrable Securities sold by the Investor in such offering, and (ii) by the other Holders if such other Holders are selling the relevant Registrable Securities, pro rata on the basis of the aggregate offering or sale price of the securities so sold by such other Holders.

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     (c) Obligations of the Company. The Company shall use its reasonable best efforts, for so long as there are Registrable Securities outstanding, to take such actions as are in its control to become a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) and once the Company becomes a well-known seasoned issuer to take such actions as are in its control to remain a well-known seasoned issuer. In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:
     (i) Prepare and file with the SEC, not later than ten (10) days after notification by the Investor pursuant to Section 1.1(a)(ii), a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to the Shelf Registration Statement, subject to Section 1.1(a)(iii) and Section 1.1(d), reflecting the plan of distribution specified pursuant to Section 1.1(a)(ii).
     (ii) Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.
     (iii) Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.
     (iv) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action that may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.
     (v) Notify each Holder at any time when a prospectus relating to an offering of such Holder’s Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.
     (vi) Give written notice to the Holders:

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     (A) when any registration statement filed pursuant to Section 1.1(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;
     (B) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;
     (C) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;
     (D) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (E) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to correct any untrue statement or make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and
     (F) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 1.1(c)(x) or any equity distribution agreement contemplated by Section 1.1(c)(xi) cease to be true and correct.
     (vii) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 1.1(c)(vi)(C) at the earliest practicable time.
     (viii) Upon the occurrence of any event contemplated by Section 1.1(c)(v)or 1.1(c)(vi)(E), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 1.1(c)(vi)(E) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holders’ or underwriters’ possession. The total number of days that any such suspension

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may be in effect in any 12-month period shall not exceed 90 days; provided that the duration of any permitted registration deferrals or suspensions of sales in any 12-month period pursuant to Section 1.1(a)(iii) or Section 1.1(d) shall reduce the duration of any permitted suspensions of sales in such 12-month period pursuant to this Section 1.1(c)(viii).
     (ix) Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including causing the Registrable Securities to be included in the Company’s direct registration system in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).
     (x) If an Underwritten Offering is requested pursuant to 1.1(a)(ii)(A), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate such Underwritten Offering, subject to clauses (F) and (G) below, and in connection with such Underwritten Offering, (A) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish the underwriters and such Holders with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, and such Holders covering the matters customarily covered in such opinions requested in underwritten offerings, (C) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, and such Holders, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (D) include in such underwriting agreement indemnification provisions and procedures customary in underwritten offerings (provided that the Investor shall not be obligated to provide any indemnity or make representations other than those described in Section 1.1(a)(v)), (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company, (F) if such Underwritten Offering is a Fully-marketed Offering, make members of management and executives of the Company available to travel to participate in “roadshows,” similar sales events and other marketing activities and (G) if such Underwritten Offering is not a Fully- marketed Offering, and if requested by the Investor or such other Holder, make

11

members of management and executives of the Company available to participate by telephone, video conference or similar electronic means in “roadshows,” similar sales events or other marketing activities, provided that members of management and executives of the Company shall not be required to participate in such activities for more than one-half of any business day nor more frequently than three times in any 30-day period with respect to all such Underwritten Offerings within such period.
     (xi) If an At-the-market Offering is requested pursuant to 1.1(a)(ii)(B), enter into an equity distribution agreement in customary form, scope and substance and take all such other actions reasonably requested by the Investor or by the manager(s), to expedite or facilitate such At-the-market Offering, and in connection with such At-the-market Offering (A) make such representations and warranties to the Investor and the manager(s) with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same when requested, (B) use its reasonable best efforts to furnish to the manager(s) and the Investor when requested opinions of counsel to the Company, addressed to the manager(s) and the Investor, covering the matters customarily covered in such opinions requested in At-the-market Offerings, (C) use its reasonable best efforts to obtain when requested “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to the manager(s) and the Investor, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (D) include in such equity distribution agreement indemnification provisions and procedures customary in dribble-out programs (provided that the Investor shall not be obligated to provide any indemnity or make representations other than those described in Section 1.1(a)(v)) and (E) deliver such documents and certificates as may be reasonably requested by the Investor, its counsel and the manager(s) to evidence the continued validity of the representations and warranties made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the equity distribution agreement or other agreement entered into by the Company.
     (xii) Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, manager(s), if any, and any attorneys or accountants retained by such Holders, managing underwriter(s) or manager(s), if any, at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), manager(s), attorney or accountant in connection with such Shelf Registration Statement, in each case subject to customary confidentiality arrangements in the case of any such persons other than the Investor, its

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advisers, the managing underwriter(s), if any, manager(s), if any, and any attorneys retained by such managing underwriter(s) or manager(s).
     (xiii) Use reasonable best efforts to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any national securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on such securities exchange as the Investor may designate.
     (xiv) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, managing underwriter(s), if any, or manager(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.
     (xv) Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
     (d) Suspension of Sales. Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, the Investor and each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Investor and/or Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until the Investor and/or such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investor and/or such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Investor and/or such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days; provided that the duration of any permitted registration deferrals or suspensions of sales in any 12-month period pursuant to Section 1.1(a)(iii) or Section 1.1(c)(viii) shall reduce the duration of any permitted suspensions of sales in such 12-month period pursuant to this Section 1.1(d).
     (e) Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

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     (f) Furnishing Information.
     (i) Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.
     (ii) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.1(c) that the Investor and/or the selling Holders, the underwriters, if any, and the manager(s), if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of such Registrable Securities.
     (g) Indemnification.
     (i) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (A) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (B) offers or sales effected by or on behalf of such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

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     (ii) If the indemnification provided for in Section 1.1(g)(i) is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 1.1(g)(ii) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 1.1(g)(i). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not also guilty of such fraudulent misrepresentation.
     (h) Assignment of Registration Rights.
     (i) The rights of the Investor to registration of Registrable Securities pursuant to Section 1.1(a) may be assigned by the Investor, in its sole discretion, to a transferee or assignee of Registrable Securities with a market value no less than $500 million, and upon such assignment, such transferee or assignee shall become a Holder under this Agreement; provided, however, the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned, together with a counterpart of this Agreement executed by the transferee or assignee. For purposes of this Section 1.1(h), “market value” per share of Common Stock shall be the last reported sale price of the Common Stock on the national securities exchange on which the Common Stock is listed or admitted to trading on the last trading day prior to the proposed transfer, and the “market value” for either Warrant (or any portion thereof) shall be (i) the product of the market value per share of Common Stock, as described above, times the number of shares of Common Stock underlying such Warrant (or such portion) less (ii) the Exercise Price (as defined in such Warrant).
     (ii) If the Investor transfers to a special purpose vehicle wholly-owned by the Investor (an “SPV”) any of its Registrable Securities, the Investor may, in its sole discretion, assign all of its rights under this Agreement with respect to such Registrable Securities to such SPV, and upon such assignment such SPV shall be treated as if it were the Investor with respect to such Registrable Securities so long as such SPV is wholly-owned by the Investor; provided, however, the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such

15

transferee or assignee and the number and type of Registrable Securities that are being assigned, together with a counterpart of this Agreement executed by the transferee or assignee.
     (i) Rule 144. With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:
     (i) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the date of this Agreement (the “Signing Date”);
     (ii) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;
     (iii) so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities to the public without registration; and
     (iv) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.
     (j) As used in this Section 1.1, the following terms shall have the following respective meanings:
     (i) “Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.1(h) and that has executed a counterpart of this Agreement. Other than the Investor, any Holder shall cease to be a Holder when all Registrable Securities held by such Holder are eligible to be resold under Rule 144 (regardless of any limitation thereunder on volume or manner of sale).
     (ii) “Investor’s Counsel” means, if the Investor is participating in the relevant offering, one counsel selected by the Investor for the selling Holders participating in such offering.
     (iii) “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (A) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (B) filing a prospectus and/or

16

prospectus supplement in respect of an appropriate effective registration statement on Form S-3.
     (iv) “Registrable Securities” means (A) the 1,655,037,962 shares of Common Stock received by the Investor as part of the Recapitalization, (B) any shares of Common Stock issuable upon conversion of the Series G Preferred Stock, (C) the Warrants (subject to Section1.1(n)), and (D) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clauses by way of conversion, exercise or exchange thereof, including the shares of Common Stock issuable upon exercise of the Warrants, or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization; provided that, once issued, such securities will not be Registrable Securities when (1) they are sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144, (2) they shall have ceased to be outstanding or (3) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities; provided, further that shares of Common Stock underlying either Warrant will not be Registrable Securities if and when the Warrant pursuant to which such shares of Common Stock are issuable is terminated in accordance with its terms without exercise thereof. No Registrable Securities may be registered under more than one registration statement at any one time.
     (v) “Registration Expenses” mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 1.1, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show”, the reasonable fees and disbursements of Investor’s Counsel and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.
     (vi) “Rule 144”, “Rule 159A”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.
     (vii) “Selling Expenses” mean all discounts, selling commissions, exchange fees and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Investor (other than the fees and disbursements of Investor’s Counsel included in Registration Expenses).
     (k) At any time, any holder of Registrable Securities (including any Holder) may elect to forfeit its rights set forth in this Section 1.1 from that date forward; provided that a Holder forfeiting such rights shall nonetheless be entitled to participate under Sections 1.1(a)(iv), (v) and (vii) in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Sections 1.1(f) and 1.1(g) with respect to any

17

prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 1.1(k), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 1.1(a)(ii) or 1.1(a)(iv) prior to the date of such Holder’s forfeiture.
     (l) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations under this Section 1.1 and that the Investor and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Investor and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, to the fullest extent permitted and enforceable under applicable law, shall be entitled to compel specific performance of the obligations of the Company under this Section 1.1 in accordance with the terms and conditions of this Section 1.1.
     (m) No Inconsistent Agreements. The Company shall not, on or after the Signing Date, enter into any agreement with respect to its securities that may impair the rights granted to the Investor and the Holders under this Section 1.1 or that otherwise conflicts with the provisions hereof in any manner that may impair the rights granted to the Investor and the Holders under this Section 1.1. The Company represents that, as of the closing of the Recapitalization, it is not a party to any agreement with respect to its securities that is inconsistent with the rights granted to the Investor and the Holders under this Section 1.1 (including agreements that are inconsistent with the order of priority contemplated by Section 1.1(a)(vii)) or that may otherwise conflict with the provisions hereof.
     (n) Registered Sales of the Warrants. The Holders agree to sell either of the Warrants or any portion thereof under the Shelf Registration Statement as soon as practicable after notifying the Company of any such sale, before which sale the Investor and all Holders of such Warrant shall take reasonable steps to agree to revisions to such Warrant to permit a public distribution of such Warrant, including entering into a warrant agreement and appointing a warrant agent.
     1.2 Other Registration Rights. This Agreement supersedes any prior agreement, arrangement or understanding providing the Investor with registration rights with respect to any securities of the Company.
Article 2
Miscellaneous
     2.1 Interpretation. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to “herein”, “hereof”, “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless expressly stated otherwise herein. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation. ”

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“Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.
     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Transaction Agreement.
     2.2 Termination. This Agreement may be terminated by either party at any time prior to the Closing if the Transaction Agreement is terminated pursuant to its terms. In the event of such a termination of this Agreement, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any breach of this Agreement.
     2.3 Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed in all cases by the Company and the Investor (on behalf of all Holders) so long as the Investor is a Holder or, if the Investor is no longer a Holder, by the Holders of a majority of the then outstanding Registrable Securities; provided that the Investor may unilaterally amend any provision of this Agreement to the extent required to comply with any changes after the Signing Date in applicable federal statutes. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative of any rights or remedies provided by law. Each Holder (other than the Investor) by executing a counterpart of this Agreement agrees to be bound by any amendments approved of by the Investor while it is a Holder.
     2.4 Governing Law: Submission to Jurisdiction, Etc. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, (a) for so long as the Investor is a Holder, United States federal law and not the law of any State or (b) if the Investor is no longer a Holder, the laws of the State of New York without regard to the rules of conflicts of laws. To the extent that a court looks to the laws of any State to determine or define the United States federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws. Each of the parties hereto agrees (x) to submit to the exclusive jurisdiction and venue of (i) for so long as the Investor is a Holder, the United States District Court for the District of Columbia or, in the case of any claim against the Investor for monetary damages in excess of $10,000, the United States Court of Federal Claims, or (ii) if the Investor is no longer a Holder, any federal or state court located in New York County, for any and all actions, suits or

19

proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and (y) that notice may be served upon either party at the address and in the manner set forth for notices in Section 12.01 of the Transaction Agreement. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement or the transactions contemplated hereby.
     2.5 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be given at the address and in the manner set forth for notices in Section 12.01 of the Transaction Agreement.
     2.6 Definitions.
     (a) When a reference is made in this Agreement to a subsidiary of a person, the term “subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such person and/or one or more subsidiaries thereof; provided that no Fund shall be a subsidiary for purposes of this Agreement.
     (b) The term “Fund” means any investment vehicle managed by the Company or an Affiliate of the Company and created in the ordinary course of the Company’s asset management business for the purpose of selling Equity Interests in such investment vehicle to third parties. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any entity, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.
     (c) The term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.
It is understood and agreed that the obligations of the Company under this Agreement shall in no event be deemed to extend to or apply to any Fund or any entity controlled by any Fund.
     2.7 Severability. (a) The parties intend for the Recapitalization to constitute a single, integrated, non-severable transaction.
     (b) Subject to Section 2.7(a), if any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired

20

or invalidated so long as the economic or legal substance of the Recapitalization is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Recapitalization be consummated as originally contemplated to the fullest extent possible.
     2.8 No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor any benefit, right or remedies, except that the provisions of Section 1.1 shall inure to the benefit of the persons referred to in that Section.
     2.9 Whenever the Investor owns fewer than 33,100,759 shares of Common Stock (as appropriately adjusted for any stock splits, reverse stock splits or dividends on the Common Stock paid in the form of shares of Common Stock or similar transaction, in each case that occur after the closing of the Recapitalization), the Company shall have the right, on written notice to the Investor, to require the Investor, at the Investor’s election, either (i) to sell all of its remaining Registrable Securities within 60 days of its receipt of such notice in any manner permitted by this Agreement or (ii) to sell all of its remaining Registrable Securities other than any Warrants to the Company (the “Company Sale Election”) in the manner set forth below. If the Investor makes the Company Sale Election, it shall, by notice to the Company, designate a Trading Day within 60 days of its receipt of the Company’s notice as the pricing date for the sale to the Company of all of its remaining Registrable Securities (the “Pricing Date”), which designation may occur after close business on such trading day. The sale of the Investor’s remaining Registrable Securities shall occur three business days after the Pricing Date at a price per share equal to the greater of (A) the average of the VWAP of the Common Stock for the period of 20 consecutive Trading Days ending on and including the Pricing Date and (B) the Closing Price of the Common Stock on the Pricing Date. To the extent the Registrable Securities to be sold to the Company include any Warrants, the Company and the Investor shall negotiate in good faith to determine the purchase price per Warrant. If within 60 days of its receipt of the Company’s notice, the Investor has not sold all its Registrable Securities pursuant to this Agreement and has not designated the Pricing Date, the Investor shall be deemed to have made the Company Sale Election and the Pricing Date shall be the first Trading Day after the end of such 60-day period. The expenses incurred by the Investor in connection with any Company Sale Election shall be borne by the Company.
     For the purposes of this Section 2.9:
     “Closing Price” per share of Common Stock at any date means the last reported sales price or, if no such reported sale takes place on such date, the average of the reported closing bid and asked prices on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, the principal national securities exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing sales price or, if no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the Financial Industry Regulatory Authority selected by the Investor for that purpose. For purposes of determining the Closing Price, extended or after hours trading shall not be taken into account.
     “Market Disruption Event” means (i) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options, contract or future contacts relating to the Common Stock.
     “Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a business day.
     “Trading Day” means a day on which (i) there is no Market Disruption Event and (ii) the Common Stock trades regular way on The New York Stock Exchange or, if the Common Stock is not then listed on The New York Stock Exchange, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading. If the Common Stock is not so listed or admitted for trading, “Trading Day” means a business day.
     “VWAP” per share of the Common Stock on any Trading Day means the per share volume weighted average price as displayed on Bloomberg (or any successor service) page AIG US <Equity> AQR in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on the relevant Trading Day or, if any capital stock or similar equity interests are distributed to holders of Common Stock as contemplated in Section 4.01(c), “VWAP” per share of such capital stock or similar equity interests on any Trading Day means the per share volume weighted average price as displayed on Bloomberg (or any successor service) in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on the relevant Trading Day, or in either case, if such volume weighted average price is unavailable, VWAP means the market value per share of Common Stock or such capital stock or similar equity interests on such Trading Day as determined by a nationally recognized independent investment banking firm retained by the Company for this purpose.
[Signature Page Follows]

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     In witness whereof, this Registration Rights Agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

AMERICAN INTERNATIONAL GROUP, INC.
By:
Name:
Title:

UNITED STATES DEPARTMENT OF THE TREASURY
By:
Name:
Title:

Date: [_________]

Appendix C-1

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Fairness Opinion

C-1-1

[BOFA MERRILL LYNCH LETTERHEAD]

CONFIDENTIAL

September 29, 2010

Board of Directors
American International Group, Inc.
70 Pine Street
New York, New York 10270

Members of the Board of Directors:

We understand that American International Group, Inc. (“AIG”, the “Company” or “you”) proposes to enter into a transaction among AIG, the Federal Reserve Bank of New York (“FRBNY”), the United States Department of the Treasury (“UST”) and the AIG Credit Facility Trust (the “Trust”), pursuant to which, among other things: (a) AIG will exchange approximately 924.5 million shares of common stock, par value $2.50 per share, of AIG (“AIG Common Stock”) for $41.6 billion in aggregate stated amount of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series E Preferred Stock”), currently held by UST; (b) AIG will exchange approximately 167.6 million shares of AIG Common Stock for $7.5 billion in aggregate stated amount of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series F Preferred Stock”), currently held by UST; and (c) AIG will issue to the holders of AIG Common Stock prior to the Closing, by means of a dividend distribution, 10-year warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share (the “Warrants”). We refer to the transactions described in clauses (a), (b) and (c) of the immediately preceding sentence collectively as the “Exchange Transactions”. The terms and conditions of the Exchange Transactions are more fully set forth in the term sheet agreed by and between AIG, FRBNY, UST and the Trust, which is attached hereto as Exhibit A and which the Company has informed us will be attached to an agreement in principle by and between the same parties to be entered into on September 30, 2010 (the “Term Sheet”).

You have requested our opinion as to the fairness, from a financial point of view, to the holders of AIG Common Stock (other than UST) of the consideration to be paid by AIG in the Exchange Transactions, taken as a whole.

We further understand that the Exchange Transactions are part of a series of integrated transactions collectively referred to as the Recapitalization (and as further described in the Term Sheet) pursuant to which, among other things, at the Closing (as defined in the Term Sheet): (a) AIG will repay in cash (the “FRBNY Repayment”) all of the remaining principal, accrued and unpaid interest, fees and other amounts owing, and terminate all commitments, under the Credit Agreement dated as of September 22, 2008 (the “FRBNY Credit Facility”) between AIG and the FRBNY, to be funded solely from: (i) secured non-recourse loans to AIG from AIA Aurora LLC and ALICO Holdings LLC of the net cash proceeds from the initial public offering of American International Assurance Company, Limited (“AIA”) and the sale of American Life Insurance Company (“ALICO”), respectively; and (ii) cash generated by AIG and its subsidiaries; (b) AIG and the UST will amend and restate the SPA (as defined in the Term Sheet) relating to the Series F Preferred Stock to convert (the “Series F/G Drawdown Exchange”) a portion, not to exceed $2 billion, of the amount of Series F Preferred Stock that AIG can require UST to subscribe for and purchase (the “Series F Drawdown Right”), into a right of AIG to require UST to subscribe for and purchase an equivalent amount (the “Series G Designated Amount”) of a new series of preferred stock of AIG to be designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) for general corporate purposes (the “Series G Drawdown Right”); (c) pursuant to an exercise of the Series F Drawdown Right, AIG will require UST to subscribe for and purchase Series F Preferred Stock (the “Series F Drawdown Shares”) in an aggregate stated amount (the “Series F Closing Drawdown Amount”) equal to the lesser of (i) the remaining balance undrawn pursuant to the Series F Drawdown Right (less the Series G Designated Amount) and (ii) the aggregate liquidation preference of the preferred interests in AIA Aurora LLC and ALICO Holdings LLC

C-1-2

Board of Directors
American International Group, Inc.

outstanding at the Closing (the “AIA Preferred Interests” and the “ALICO Preferred Interests”, respectively, and collectively, the “AIA/ALICO Preferred Interests”); (d) AIG will purchase from the FRBNY the AIA/ALICO Preferred Interests (the “Purchased AIA/ALICO Preferred Interests”) having an aggregate liquidation preference equal to at least the Series F Closing Drawdown Amount, for a cash purchase price (the “AIA/ALICO Preferred Interests Purchase Price”) equal to the aggregate outstanding liquidation preference of all of the Purchased AIA/ALICO Preferred Interests and will fund the AIA/ALICO Preferred Interests Purchase Price from the Series F Closing Drawdown Amount; (e) UST will exchange the Series F Drawdown Shares (including amounts drawn at the Closing) for: (i) all of the Purchased AIA/ALICO Preferred Interests; and (ii) shares of Series G Preferred Stock which will evidence (A) any amounts allocated by AIG to the Series G Drawdown Right to be available to be drawn after the Closing and (B) any amounts drawn by AIG on the Series F Drawdown Right between announcement of the Recapitalization and Closing; and (f) the Trust will exchange its AIG Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) for approximately 562.9 million shares of AIG Common Stock. The terms and conditions of the Recapitalization are more fully set forth in the Term Sheet, and we understand that the consummation of the Exchange Transactions is subject to the contemporaneous completion of the other aspects of the Recapitalization.

Finally, we understand that, following the announcement of the Recapitalization and prior to June 30, 2011, the Company intends to: (a) offer to exchange shares of AIG Common Stock for one or more series of its outstanding hybrid securities; (b) offer to exchange shares of AIG Common Stock and cash for the equity units mandatorily exchangeable for shares of AIG Common Stock that it issued on May 16, 2008; (c) effect an underwritten public offering of shares of AIG Common Stock having net proceeds which, when taken together with the aggregate principal amount of the securities repurchased through the Hybrid Exchange Offer, would exceed $6.6 billion; (d) effect one or more offerings or placements of senior debt securities in an aggregate principal amount of at least $1.0 billion; (e) effect one or more offerings or placements of contingent capital securities of the Company and its subsidiaries in an aggregate principal amount of at least $1.5 billion (through December 31, 2011); and (f) establish new credit facilities in an aggregate principal amount of at least $1.5 billion. We refer to the transactions described in this paragraph and pursuant to our discussions with senior management of AIG collectively as the “Post-Recapitalization Financing Plan”.

In connection with this opinion, we have, among other things:

(i) reviewed publicly available business and financial information relating to AIG;

(ii) reviewed certain internal financial and operating information with respect to the business, operations and prospects of AIG furnished to or discussed with us by the management of AIG (such forecasts, the “AIG Forecasts”), which we understand have been provided to you and which set forth, among other things:

•	the net cash proceeds anticipated to be received from the proposed initial public offering of AIA and the Post-Recapitalization Financing Plan;

•	the values to be realized upon the disposition of certain businesses of AIG, including, without limitation, ALICO, certain assets held by Nan Shan Life Insurance Company, Ltd., AIG Star Life Insurance Co. Ltd and AIG Edison Life Insurance Company; and

•	certain assumed financial consequences and operational benefits to AIG of the Series F/G Drawdown Exchange and the elimination of the FRBNY Credit Facility and the Series F Drawdown Right, as anticipated by AIG’s management;

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American International Group, Inc.

(iii) discussed with certain senior officers, directors and other representatives and advisors of AIG the past and current business, operations, financial condition and prospects of AIG and its subsidiaries, including the following:

•	their assessment of the rationale for the Recapitalization;

•	the relationship among AIG, the FRBNY and the UST;

•	the desire of the FRBNY and the UST to effect the Recapitalization at the present time;

•	the views of AIG’s management with respect to the capital and funding requirements of AIG and its subsidiaries;

•	the impact of the Recapitalization and the Post-Recapitalization Financing Plan on AIG and its subsidiaries’ existing financial strength, issuer credit and debt ratings from A.M. Best Co., Moody’s Investors Service and Standard & Poor’s Ratings Services; and

•	the adverse impact on the operations of AIG and its subsidiaries of the restrictive covenants of the FRBNY Credit Facility;

(iv) reviewed the financial terms of the Exchange Transactions as set forth in the Term Sheet in relation to, among other things:

•	current and historical market prices and trading volumes of AIG Common Stock;

•	the historical and projected earnings and other operating data of AIG and its subsidiaries; and

•	the capitalization and financial condition of AIG;

(v) considered, to the extent publicly available, the financial terms of certain other transactions which we deemed relevant in evaluating the Exchange Transactions, and reviewed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we deemed relevant in evaluating those of AIG;

(vi) evaluated certain potential pro forma financial effects of the Recapitalization and the Post-Recapitalization Financing Plan on AIG;

(vii) reviewed the Term Sheet; and

(viii) performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of AIG that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the AIG Forecasts, we have been advised by the management of AIG that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of AIG as to the future financial performance of AIG and, at the direction of the management of AIG and with your consent, (i) we have relied upon the AIG Forecasts in our analysis and in arriving at our opinion, and (ii) we have assumed that the anticipated net proceeds from the disposition of assets will be achieved in the amounts and at the times contemplated by the AIG Forecasts. With respect to the Series E Preferred Stock and Series F Preferred Stock to be repurchased by AIG pursuant to the Exchange Transactions, we have assumed, at your direction and with your consent, that the fair value of each of the Series E Preferred Stock and Series F Preferred Stock is equal to the liquidation value thereof. We have relied upon your view that effecting a transaction similar to

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Board of Directors
American International Group, Inc.

the Recapitalization is essential for the long-term viability of AIG’s businesses. Further, we have assumed, at your direction and with your consent, that (a) AIG will effect the Post-Recapitalization Financing Plan substantially in accordance with the proposed terms thereof, and (b) at all times until completion of the Post-Recapitalization Financing Plan, AIG and its subsidiaries will maintain their financial strength, issuer credit and debt ratings assigned by A.M. Best Co., Moody’s Investors Service and Standard & Poor’s Ratings Services as in effect on the date hereof.

We are not actuaries and our services did not include actuarial determinations or evaluations by us or any attempt by us to evaluate actuarial assumptions, and we will rely on you with respect to the appropriateness and adequacy of insurance-related reserves of AIG or any of its subsidiaries or affiliates. We will also rely on you with respect to the appropriateness and adequacy of reserves of AIG or any of its subsidiaries or affiliates for credit-related losses on securities, loans, derivative instruments or other counterparty exposures. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of AIG or any of its subsidiaries (other than the valuations prepared by one of our affiliates with respect to Maiden Lane II LLC and Maiden Lane III LLC and previously delivered in writing to the Company), nor have we made any physical inspection of the properties or assets of AIG or any of its subsidiaries. We have not evaluated the solvency of AIG under any state or federal laws relating to bankruptcy, insolvency or similar matters. Finally, we have assumed, at your direction and with your consent, that the Recapitalization (including the Exchange Transactions) will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Recapitalization (including the Exchange Transactions), no delay, limitation, restriction or condition will be imposed that would have an adverse effect on AIG or the contemplated benefits of the Recapitalization (including the Exchange Transactions). Representatives of AIG have advised us, and we further have assumed, that the final terms of the Recapitalization as set forth in the definitive documentation relating thereto, including the terms of the new Series G Preferred Stock, as consummated will not vary materially from those set forth in the Term Sheet. We are not expressing any opinion as to what the value of the AIG Common Stock actually will be when issued pursuant to the Exchange Transactions or the price at which the AIG Common Stock will trade at any time.

We express no view herein as to, and our opinion does not address, the underlying business decision of AIG to effect the Exchange Transactions or any other aspect of the Recapitalization, the relative merits of the Exchange Transactions or any other aspect of the Recapitalization as compared to any alternative business strategies that might exist for AIG or the effect of any other transaction in which AIG might engage, including the possibility that AIG could continue to operate under its current capital structure or effect a transaction similar to the Recapitalization at a later date. We do not express any view on, and our opinion does not address, any other term, aspect or implications of the Term Sheet or the Recapitalization, including, without limitation, the FRBNY Repayment, the Series F/G Drawdown Exchange, the decision to draw pursuant to the Series F Drawdown Right the Series F Closing Drawdown Amount, the acquisition of the Purchased AIA/ALICO Preferred Interests and the Post-Recapitalization Financing Plan, other provisions for obligations after the closing of the Recapitalization, ancillary agreements between AIG, the FRBNY, the UST and/or the Trust or any of their respective affiliates, or the fairness of the Exchange Transactions or any other aspect of the Recapitalization to, or any consideration received in connection therewith by, the holders of any class of securities, creditors or other constituencies of AIG, including the UST, the FRBNY or the Trust, in each case other than holders in respect of their shares of AIG Common Stock. In addition, our opinion does not address any legal, regulatory, tax or accounting matters, as to which matters we understand AIG has received such advice as it deems necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any holder of any class of securities should vote or act in connection with the Exchange Transactions or any related matter.

We have acted as financial advisor to AIG in connection with the Recapitalization and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of

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Board of Directors
American International Group, Inc.

which is contingent upon consummation of the Recapitalization. In addition, AIG has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. We and certain of our affiliates also expect to serve as underwriter, placement agent and/or dealer manager in connection with the transactions contemplated by the Post-Recapitalization Financing Plan, in respect of which we and such affiliates anticipate receiving substantial fees.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of AIG and certain of its affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to AIG and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as book-running manager, lead arranger and/or agent bank for certain credit facilities of AIG and certain of its affiliates, (ii) having acted or acting as financial advisor to AIG and certain of its affiliates in connection with certain mergers and acquisitions transactions, (iii) having acted as manager or arranger for various debt and equity offerings of AIG and certain of its affiliates, (iv) having provided or providing certain cash and treasury management, credit card and commodity, derivatives and foreign exchange trading services to AIG and certain of its affiliates and (v) having acted or acting as lender under certain term loans, letters of credit and credit, leasing and conduit facilities for AIG and certain of its affiliates. In addition, certain of our affiliates maintain significant commercial (including customer) relationships with AIG and certain of its affiliates.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to potential purchasers of certain of AIG’s subsidiaries and/or assets and have received or in the future may receive compensation for the rendering of these services, including acting as financial advisor and providing financing to the purchaser in AIG’s pending sale of ALICO and acting as financial advisor and potentially providing financing to a potential purchaser in the contemplated sale of AIG Star Life Insurance Co. Ltd.

It is understood that this letter is for the benefit and use of the Board of Directors of AIG (in its capacity as such) in connection with and for purposes of its evaluation of the Exchange Transactions.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Exchange Transactions or any other aspect of the Recapitalization or any parties thereto. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by our Americas Fairness Opinion Review Committee.

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Board of Directors
American International Group, Inc.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the consideration to be paid by AIG in the Exchange Transactions, taken as a whole, is fair, from a financial point of view, to the holders of AIG Common Stock (other than UST).

Very truly yours,

/s/ Merrill Lynch, Pierce, Fenner & Smith Incorporated

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

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Appendix C-2

Citigroup Global Markets Inc.
Fairness Opinion

C-2-1

[CITIGROUP LETTERHEAD]

CONFIDENTIAL

September 29, 2010

Board of Directors
American International Group, Inc.
70 Pine Street
New York, New York 10270

Members of the Board of Directors:

We understand that American International Group, Inc. (“AIG”, the “Company” or “you”) proposes to enter into a transaction among AIG, the Federal Reserve Bank of New York (“FRBNY”), the United States Department of the Treasury (“UST”) and the AIG Credit Facility Trust (the “Trust”), pursuant to which, among other things: (a) AIG will exchange approximately 924.5 million shares of common stock, par value $2.50 per share, of AIG (“AIG Common Stock”) for $41.6 billion in aggregate stated amount of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series E Preferred Stock”), currently held by UST; (b) AIG will exchange approximately 167.6 million shares of AIG Common Stock for $7.5 billion in aggregate stated amount of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series F Preferred Stock”), currently held by UST; and (c) AIG will issue to the holders of AIG Common Stock prior to the Closing, by means of a dividend distribution, 10-year warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share (the “Warrants”). We refer to the transactions described in clauses (a), (b) and (c) of the immediately preceding sentence collectively as the “Exchange Transactions”. The terms and conditions of the Exchange Transactions are more fully set forth in the term sheet agreed by and between AIG, FRBNY, UST and the Trust, which is attached hereto as Exhibit A and which the Company has informed us will be attached to an agreement in principle by and between the same parties to be entered into on September 30, 2010 (the “Term Sheet”).

You have requested our opinion as to the fairness, from a financial point of view, to the holders of AIG Common Stock (other than UST) of the consideration to be paid by AIG in the Exchange Transactions, taken as a whole.

We further understand that the Exchange Transactions are part of a series of integrated transactions collectively referred to as the Recapitalization (and as further described in the Term Sheet) pursuant to which, among other things, at the Closing (as defined in the Term Sheet): (a) AIG will repay in cash (the “FRBNY Repayment”) all of the remaining principal, accrued and unpaid interest, fees and other amounts owing, and terminate all commitments, under the Credit Agreement dated as of September 22, 2008 (the “FRBNY Credit Facility”) between AIG and the FRBNY, to be funded solely from: (i) secured non-recourse loans to AIG from AIA Aurora LLC and ALICO Holdings LLC of the net cash proceeds from the initial public offering of American International Assurance Company, Limited (“AIA”) and the sale of American Life Insurance Company (“ALICO”), respectively; and (ii) cash generated by AIG and its subsidiaries; (b) AIG and the UST will amend and restate the SPA (as defined in the Term Sheet) relating to the Series F Preferred Stock to convert (the “Series F/G Drawdown Exchange”) a portion, not to exceed $2 billion, of the amount of Series F Preferred Stock that AIG can require UST to subscribe for and purchase (the “Series F Drawdown Right”), into a right of AIG to require UST to subscribe for and purchase an equivalent amount (the “Series G Designated Amount”) of a new series of preferred stock of AIG to be designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) for general corporate purposes (the “Series G Drawdown Right”); (c) pursuant to an exercise of the Series F Drawdown Right, AIG will require UST to subscribe for and purchase Series F Preferred Stock (the “Series F Drawdown Shares”) in an aggregate stated amount (the “Series F Closing Drawdown Amount”) equal to the lesser of (i) the remaining balance undrawn pursuant to the Series F Drawdown Right (less the Series G Designated Amount) and (ii) the aggregate liquidation preference of the preferred interests in AIA Aurora LLC and ALICO Holdings LLC

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Board of Directors
American International Group, Inc.

outstanding at the Closing (the “AIA Preferred Interests” and the “ALICO Preferred Interests”, respectively, and collectively, the “AIA/ALICO Preferred Interests”); (d) AIG will purchase from the FRBNY the AIA/ALICO Preferred Interests (the “Purchased AIA/ALICO Preferred Interests”) having an aggregate liquidation preference equal to at least the Series F Closing Drawdown Amount, for a cash purchase price (the “AIA/ALICO Preferred Interests Purchase Price”) equal to the aggregate outstanding liquidation preference of all of the Purchased AIA/ALICO Preferred Interests and will fund the AIA/ALICO Preferred Interests Purchase Price from the Series F Closing Drawdown Amount; (e) UST will exchange the Series F Drawdown Shares (including amounts drawn at the Closing) for: (i) all of the Purchased AIA/ALICO Preferred Interests; and (ii) shares of Series G Preferred Stock which will evidence (A) any amounts allocated by AIG to the Series G Drawdown Right to be available to be drawn after the Closing and (B) any amounts drawn by AIG on the Series F Drawdown Right between announcement of the Recapitalization and Closing; and (f) the Trust will exchange its AIG Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) for approximately 562.9 million shares of AIG Common Stock. The terms and conditions of the Recapitalization are more fully set forth in the Term Sheet, and we understand that the consummation of the Exchange Transactions is subject to the contemporaneous completion of the other aspects of the Recapitalization.

Finally, we understand that, following the announcement of the Recapitalization and prior to June 30, 2011, the Company intends to: (a) offer to exchange shares of AIG Common Stock for one or more series of its outstanding hybrid securities; (b) offer to exchange shares of AIG Common Stock and cash for the equity units mandatorily exchangeable for shares of AIG Common Stock that it issued on May 16, 2008; (c) effect an underwritten public offering of shares of AIG Common Stock having net proceeds which, when taken together with the aggregate principal amount of the securities repurchased through the Hybrid Exchange Offer, would equal at least $6.6 billion; (d) effect one or more offerings or placements of senior debt securities in an aggregate principal amount of at least $1.0 billion; (e) effect one or more offerings or placements of contingent capital securities of the Company and its subsidiaries in an aggregate principal amount of at least $1.5 billion (through December 31, 2011); and (f) establish new credit facilities in an aggregate principal amount of at least $1.5 billion. We refer to the transactions described in this paragraph and pursuant to our discussions with senior management of AIG collectively as the “Post-Recapitalization Financing Plan”.

In arriving at our opinion, we reviewed the Term Sheet and held discussions with certain senior officers, directors and other representatives and advisors of AIG concerning their assessment of the rationale for the Recapitalization, the relationship among AIG, the FRBNY and the UST, the desire of the FRBNY and the UST to effect the Recapitalization at the present time and the past and current business operations, financial condition and future prospects of AIG and its subsidiaries. We have also considered the views of AIG’s management with respect to the capital and funding requirements of AIG and its subsidiaries, the impact of the Recapitalization and the Post-Recapitalization Financing Plan on AIG and its subsidiaries’ existing financial strength, issuer credit and debt ratings from A.M. Best Co., Moody’s Investors Service and Standard & Poor’s Ratings Services, and the adverse impact on the operations of AIG and its subsidiaries of the restrictive covenants of the FRBNY Credit Facility. We also examined certain publicly available business and financial information relating to AIG and certain financial forecasts and other information and data relating to AIG prepared by its management (the “AIG Forecasts”), which we understand have been provided to you and which set forth, among other things, (i) the net cash proceeds anticipated to be received from the proposed initial public offering of AIA and the Post-Recapitalization Financing Plan; (ii) the values to be realized upon the disposition of certain businesses of AIG, including, without limitation, ALICO, certain assets held by Nan Shan Life Insurance Company, Ltd., AIG Star Life Insurance Co. Ltd and AIG Edison Life Insurance Company; and (iii) certain assumed financial consequences and operational benefits to AIG of the Series F/G Drawdown Exchange and the elimination of the FRBNY Credit Facility and the Series F Drawdown Right, as anticipated by AIG’s management. The AIG Forecasts, including information relating to the assumptions underlying such forecasts, were approved for our use by the management of AIG. We

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Board of Directors
American International Group, Inc.

reviewed the financial terms of the Exchange Transactions as set forth in the Term Sheet in relation to, among other things: current and historical market prices and trading volumes of AIG Common Stock; the historical and projected earnings and other operating data of AIG and its subsidiaries; and the capitalization and financial condition of AIG. We considered, to the extent publicly available, the financial terms of certain other transactions which we deemed relevant in evaluating the Exchange Transactions, and reviewed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we deemed relevant in evaluating those of AIG. We also evaluated certain potential pro forma financial effects of the Recapitalization and the Post-Recapitalization Financing Plan on AIG. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. The issuance of our opinion has been authorized by our fairness opinion committee.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the management of AIG that it is not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to the AIG Forecasts, we have been advised by the management of AIG that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of AIG as to the future financial performance of AIG and, at the direction of the management of AIG and with your consent, (i) we have relied upon the AIG Forecasts in our analysis and in arriving at our opinion, and (ii) we have assumed that the anticipated net proceeds from the disposition of assets will be achieved in the amounts and at the times contemplated by the AIG Forecasts.

With respect to the Series E Preferred Stock and Series F Preferred Stock to be repurchased by AIG pursuant to the Exchange Transactions, we have assumed, at your direction and with your consent, that the fair value of each of the Series E Preferred Stock and Series F Preferred Stock is equal to the liquidation value thereof. We have relied upon your view that effecting a transaction similar to the Recapitalization is essential for the long-term viability of AIG’s businesses. Further, we have assumed, at your direction and with your consent, that (a) AIG will effect the Post-Recapitalization Financing Plan substantially in accordance with the proposed terms thereof, and (b) at all times until completion of the Post-Recapitalization Financing Plan, AIG and its subsidiaries will maintain their financial strength, issuer credit and debt ratings assigned by A.M. Best Co., Moody’s Investors Service and Standard & Poor’s Ratings Services as in effect on the date hereof.

Finally, we have assumed, at your direction and with your consent, that the Recapitalization (including the Exchange Transactions) will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Recapitalization (including the Exchange Transactions), no delay, limitation, restriction or condition will be imposed that would have an adverse effect on AIG or the contemplated benefits of the Recapitalization (including the Exchange Transactions). Representatives of AIG have advised us, and we further have assumed, that the final terms of the Recapitalization as set forth in the definitive documentation relating thereto, including the terms of the new Series G Preferred Stock, as consummated will not vary materially from those set forth in the Term Sheet. We are not expressing any opinion as to what the value of the AIG Common Stock actually will be when issued pursuant to the Exchange Transactions or the price at which the AIG Common Stock will trade at any time. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of AIG or any of its subsidiaries, nor have we made any physical inspection of the properties or assets of AIG or any of its subsidiaries. We are not actuaries and our services did not include any actuarial determination or evaluation by us or any attempt to evaluate actuarial assumptions and we will rely on you with respect to the appropriateness and adequacy of insurance-related reserves of AIG or any of its subsidiaries or affiliates. We will also rely on you with respect to the

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Board of Directors
American International Group, Inc.

appropriateness and adequacy of reserves of AIG or any of its subsidiaries or affiliates for credit-related losses on securities, loans, derivative instruments or other counterparty exposures. We express no view herein as to, and our opinion does not address, the underlying business decision of AIG to effect the Exchange Transactions or any other aspect of the Recapitalization, the relative merits of the Exchange Transactions or any other aspect of the Recapitalization as compared to any alternative business strategies that might exist for AIG or the effect of any other transaction in which AIG might engage, including the possibility that AIG could continue to operate under its current capital structure or effect a transaction similar to the Recapitalization at a later date. We do not express any view on, and our opinion does not address, any other term, aspect or implications of the Term Sheet or the Recapitalization, including, without limitation, the FRBNY Repayment, the Series F/G Drawdown Exchange, the decision to draw pursuant to the Series F Drawdown Right the Series F Closing Drawdown Amount, the acquisition of the Purchased AIA/ALICO Preferred Interests and the Post-Recapitalization Financing Plan, other provisions for obligations after the closing of the Recapitalization, ancillary agreements between AIG, the FRBNY, the UST and/or the Trust or any of their respective affiliates, or the fairness of the Exchange Transaction or any other aspect of the Recapitalization to, or any consideration received in connection therewith by, the holders of any class of securities, creditors or other constituencies of AIG, including the UST, the FRBNY or the Trust, in each case other than holders in respect of their shares of AIG Common Stock. In addition, we are not expressing any opinion as to the impact of the Exchange Transactions or any other aspect of the Recapitalization on the solvency or viability of AIG, or the ability of AIG to pay its obligations when they come due, and our opinion does not address any legal, regulatory, tax or accounting matters, as to which matters we understand AIG has received such advice as it deems necessary from qualified professionals. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing, as of the date hereof. As you are aware, the credit, financial and stock markets are experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on AIG or the contemplated benefits of the Recapitalization.

Citigroup Global Markets Inc. is acting as financial advisor to AIG in connection with the proposed Recapitalization and will receive a fee for such services, a significant portion of which is contingent upon the consummation of the Recapitalization. We also will receive a fee in connection with the delivery of this opinion. In addition, we expect to serve as underwriter, placement agent and/or dealer manager in connection with the transactions contemplated by the Post-Recapitalization Financing Plan, in respect of which we anticipate receiving substantial fees. We and our affiliates in the past have provided, and currently provide, extensive services to AIG and its affiliates, unrelated to the proposed Recapitalization, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, having acted for AIG and its affiliates as underwriter in numerous capital markets transactions, lender or agent under various credit or securitization facilities, and provider of hedging, cash management and other transactional services, including having acted as financial advisor to AIG in its recent sale of ALICO. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of AIG for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with AIG and its affiliates.

We note that the FRBNY is the principal banking regulator of Citigroup Global Markets Inc. In addition, UST is the significant shareholder of the parent company of Citigroup Global Markets Inc., Citigroup Inc., as a result of its participation in the U.S. government’s Troubled Asset Relief Program.

Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of AIG in its evaluation of the proposed Exchange Transactions, and our opinion is not intended to be and does not constitute a recommendation to any holder of any class of securities as to how such holder should vote or act on any matters relating to the proposed Exchange Transactions.

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Board of Directors
American International Group, Inc.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the consideration to be paid by AIG in the Exchange Transactions, taken as a whole, is fair, from a financial point of view, to the holders of AIG Common Stock (other than UST).

Very truly yours,

/s/ Citigroup Global Markets Inc.

CITIGROUP GLOBAL MARKETS INC.

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Appendix D

Letter to the Government Repayment Committee of
the Board of Directors of AIG, from Rothschild Inc.

[ROTHSCHILD LETTERHEAD]

HIGHLY CONFIDENTIAL

September 29, 2010

Government Repayment Committee of the
Board of Directors
American International Group, Inc.
70 Pine Street
New York, New York 10270

Members of the Government Repayment Committee of the Board of Directors:

We understand that American International Group, Inc. (“AIG” or the “Company”) proposes to enter into a transaction among AIG, the Federal Reserve Bank of New York (“FRBNY”), the United States Department of the Treasury (“UST”) and the AIG Credit Facility Trust (the “Trust”), pursuant to which, among other things: (a) AIG will exchange approximately 924.5 million shares of common stock, par value $2.50 per share, of AIG (“AIG Common Stock”) for $41.6 billion in aggregate stated amount of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series E Preferred Stock”), currently held by UST; (b) AIG will exchange approximately 167.6 million shares of AIG Common Stock for $7.5 billion in aggregate stated amount of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series F Preferred Stock”), currently held by UST; and (c) AIG will issue to the holders of AIG Common Stock prior to the Closing, by means of a dividend distribution, 10-year warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share. We refer to the transactions described in clauses (a), (b) and (c) of the immediately preceding sentence collectively as the “Exchange Transactions”. The terms and conditions of the Exchange Transactions are more fully set forth in the term sheet agreed by and between AIG, FRBNY, UST and the Trust, which is attached hereto as Exhibit A and which the Company has informed us will be attached to an agreement in principle by and between the same parties to be entered into on September 30, 2010 (the “Term Sheet”).

You have requested our view, from a financial perspective, solely as to the reasonableness of the opinions expressed in the opinion letters, dated the date hereof (the “Fairness Opinions”), delivered by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) and Citigroup Global Markets Inc. (together with Merrill, the “Financial Advisors”), financial advisors to the Company, with respect to the fairness, from a financial point of view, to the holders of AIG Common Stock (other than UST and the Trust) of the consideration to be paid by AIG in the Exchange Transactions, taken as a whole. As used herein, the term “Fairness Opinion” excludes any related letters delivered by each of Citigroup Global Markets Inc. and Merrill or any of their affiliates addressing certain financing or other transactions dated the date hereof.

We further understand that the Exchange Transactions are part of a series of integrated transactions collectively referred to as the Recapitalization (and as further described in the Term Sheet) pursuant to which, among other things, at the Closing (as defined in the Term Sheet): (a) AIG will repay in cash (the “FRBNY Repayment”) all of the remaining principal, accrued and unpaid interest, fees and other amounts owing, and terminate all commitments, under the Credit Agreement dated as of September 22, 2008 (the “FRBNY Credit Facility”) between AIG and the FRBNY, to be funded solely from: (i) secured non-recourse loans to AIG from AIA Aurora LLC and ALICO Holdings LLC of the net cash proceeds from the initial public offering of American International Assurance Company, Limited (“AIA”) and the sale of American Life Insurance Company (“ALICO”), respectively; and (ii) cash generated by AIG and its subsidiaries; (b) AIG and the UST will amend and restate the SPA (as defined in the Term Sheet) relating to the Series F Preferred Stock to convert (the “Series F/G Drawdown Exchange”) a portion, not to exceed $2 billion, of the amount of Series F

Rothschild Inc.
1251 Avenue of the Americas
New York, NY 10020
www.rothschild.com

Government Repayment Committee
of the Board of Directors
American International Group, Inc,
September 29, 2010

Preferred Stock that AIG can require UST to subscribe for and purchase (the “Series F Drawdown Right”), into a right of AIG to require UST to subscribe for and purchase an equivalent amount (the “Series G Designated Amount”) of a new series of preferred stock of AIG to be designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) for general corporate purposes (the “Series G Drawdown Right”); (c) pursuant to an exercise of the Series F Drawdown Right, AIG will require UST to subscribe for and purchase Series F Preferred Stock (the “Series F Drawdown Shares”) in an aggregate stated amount (the “Series F Closing Drawdown Amount”) equal to the lesser of (i) the remaining balance undrawn pursuant to the Series F Drawdown Right (less the Series G Designated Amount) and (ii) the aggregate liquidation preference of the preferred interests in AIA Aurora LLC and ALICO Holdings LLC outstanding at the Closing (the “AIA Preferred Interests” and the “ALICO Preferred Interests”, respectively, and collectively, the “AIA/ALICO Preferred Interests”); (d) AIG will purchase from the FRBNY the AIA/ALICO Preferred Interests (the “Purchased AIA/ALICO Preferred Interests”) having an aggregate liquidation preference equal to at least the Series F Closing Drawdown Amount, for a cash purchase price (the “AIA/ALICO Preferred Interests Purchase Price”) equal to the aggregate outstanding liquidation preference of all of the Purchased AIA/ALICO Preferred Interests and will fund the AIA/ALICO Preferred Interests Purchase Price from the Series F Closing Drawdown Amount; (e) UST will exchange the Series F Drawdown Shares (including amounts drawn at the Closing) for: (i) all of the Purchased AIA/ALICO Preferred Interests; and (ii) shares of Series G Preferred Stock which will evidence (A) any amounts allocated by AIG to the Series G Drawdown Right to be available to be drawn after the Closing and (B) any amounts drawn by AIG on the Series F Drawdown Right between announcement of the Recapitalization and Closing; and (f) the Trust will exchange its AIG Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) for approximately 562.9 million shares of AIG Common Stock. The terms and conditions of the Recapitalization are more fully set forth in the Term Sheet, and we understand that the consummation of the Exchange Transactions is subject to the contemporaneous completion of the other aspects of the Recapitalization. For the avoidance of doubt, this letter does not address, and we express no view or opinion with respect to the reasonableness or fairness (financial or otherwise) of the Exchange Transactions, the amount, nature, term, aspect or implications of the Term Sheet or the Recapitalization, including, without limitation, the FRBNY Repayment, the Series F/G Drawdown Exchange, the decision to draw pursuant to the Series F Drawdown Right the Series F Closing Drawdown Amount, the acquisition of the Purchased AIA/ALICO Preferred Interests, other provisions for obligations after the closing of the Recapitalization, ancillary agreements between AIG, the FRBNY, the UST and/or the Trust or any of their respective affiliates and including compliance with any legal or contractual requirement of the parties to any of the foregoing.

We also note that the Company and its Financial Advisors, have informed us that none of the Company or the Financial Advisors are aware, nor are we aware, of any potential investors or other alternative sources of financing that have proposed an alternative, or a serious or credible interest in developing an alternative, to the Recapitalization (including the Exchange Transactions).

In preparing this letter, we have, among other things: (i) reviewed the Term Sheet; (ii) discussed the proposed Recapitalization (including the Exchange Transactions) with the management and the Board of Directors of the Company (the “Board”) and the Company’s advisors and other representatives (including the Financial Advisors); (iii) reviewed certain publicly available business and financial information relating to the Company; (iv) reviewed certain audited and unaudited financial statements of the Company, and certain other internal financial and operating data, provided to or discussed with us by the management of the Company which discussions included the Company’s advisors and other representatives (including the Financial Advisors); (v) reviewed certain pro forma financial forecasts relating to the Company prepared by the management of the Company and reviewed by the Financial Advisors, and discussed with the management of the Company and the Financial Advisors the assumptions underlying such forecasts and the relative likelihood

Government Repayment Committee
of the Board of Directors
American International Group, Inc,
September 29, 2010

of achieving the future financial results reflected in such financial forecasts; (vi) participated in meetings during which discussions were held with the management of the Company and the Financial Advisors regarding the past and current operations and financial condition of the Company and the prospects of the Company; (vii) reviewed a schedule of risk factors prepared by the management of the Company with respect to the foreseeable future operations and financial condition of the Company on a standalone basis absent the occurrence of the Recapitalization (including the Exchange Transactions); (viii) considered such other factors and information, and reviewed such other analyses, as we deemed appropriate and (ix) reviewed the presentations of the Financial Advisors to the Board, dated as of the date hereof and the Fairness Opinions provided to us.

In preparing this letter, we have not assumed, with the Company’s consent, any obligation to verify independently any of the financial or other information utilized, reviewed or considered by us in developing our view and have relied on such information, including all information that was publicly available to us or provided to us by the Company or its advisors and other representatives (including the Financial Advisors) as being accurate and complete in all material respects. In addition, we have, with the Company’s consent, relied upon management’s valuation of the various assets and liabilities of the Company, without independent verification, and we have assumed and been advised that such valuations have been reasonably and accurately prepared in good faith on bases reflecting the best available estimates and judgments of the management of the Company. With respect to the Series E Preferred Stock and Series F Preferred Stock to be repurchased by AIG pursuant to the Exchange Transactions, we have assumed, with the Company’s consent, that the fair value of each of the Series E Preferred Stock and Series F Preferred Stock is equal to the liquidation value thereof. We have also, with the Company’s consent, relied upon the schedule of risk factors prepared by the management of the Company with respect to the foreseeable future operations and financial condition of the Company on a standalone basis absent the occurrence of the Recapitalization (including the Exchange Transactions), without independent verification, and we have assumed and been advised that such schedule has been reasonably and accurately prepared in good faith on bases reflecting the best available judgments of the management of the Company. With the consent of the Company and without independent verification, (i) we have assumed and been advised that the analyses and presentations prepared for the Company by each of the Financial Advisors have been accurately prepared in good faith on bases reflecting the best available estimates and judgments of the Financial Advisors and (ii) that the opinions expressed in the Fairness Opinions comply in all respects with the requirements of the respective engagement letters between the Financial Advisors and the Company. We have not assumed responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of the Company.

We have assumed, without any diligence review, that the liens, claims and encumbrances of the Company’s lenders, creditors and claimants with respect to the outstanding debt obligations of the Company are valid, perfected and enforceable against the Company. With respect to the restructuring of the outstanding debt obligations of the Company, we have assumed, based on information provided to us by management of the Company that, pursuant to the Recapitalization, the obligations of the Company pursuant to FRBNY Credit Agreement will be satisfied and discharged and the Company’s credit facility thereunder shall be extinguished at the closing of the Recapitalization.

With respect to the financial forecasts and other information and operating data for the Company provided to or discussed with us by the management of the Company or the Financial Advisors, we have been advised, and have assumed that such forecasts and information have been reasonably and accurately prepared in good faith on bases reflecting the best available estimates and judgments of the management of the Company, including members of management directly responsible for the operations of the Company’s various business units, as to the future financial performance of the Company. In that regard we have assumed, that the net

Government Repayment Committee
of the Board of Directors
American International Group, Inc,
September 29, 2010

proceeds from asset dispositions will be achieved in the amounts and at the times contemplated by such forecasts. We express no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. We have also assumed that there has not occurred any material change in the assets, financial condition, results of operations, business or prospects of the Company since the date on which the most recent financial statements or other financial or business information relating to the Company were made available to us.

We are not tax, bankruptcy, legal or regulatory advisors and we have relied, with your consent, upon the Company and its tax, bankruptcy, legal and regulatory advisors to make their own assessment of all tax, bankruptcy, legal or regulatory matters relating to the Recapitalization (including the Exchange Transactions).

We further have assumed that the terms and conditions of the Recapitalization (including the Exchange Transactions) as set forth in each of the definitive agreements and the other agreements and documents related thereto (collectively the “Transaction Documents”), will conform in all material respects, as applicable, with the Term Sheet and the Certificates of Designations of the Series C Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock, that any representations and warranties of the parties in the Transaction Documents will be true and correct, that each of the parties to the Transaction Documents will perform all of the covenants and agreements to be performed by it under the Transaction Documents, that the Recapitalization (including the Exchange Transactions) and related transactions will be in compliance with all applicable laws, regulations and contractual obligations of the parties thereto and will be consummated in all material respects in accordance with the terms and conditions described in the Term Sheet and to be contained in the Transaction Documents without any material waiver, delay, amendment or modification thereof, and that all governmental, regulatory, creditor, stockholder or other consents, waivers and approvals necessary for the consummation of the Recapitalization (including the Exchange Transactions) and related transactions will be obtained. Notwithstanding the foregoing, we have assumed that the amount and form of consideration to be paid by the Company in the Exchange Transactions will conform in all respects with the Term Sheet.

This letter is based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect the view expressed in this letter, we have not assumed any obligation to update, revise or reaffirm this letter unless such an update is specifically requested by the Company and agreed to by us. In each case, we have made the assumptions herein with your consent.

We are serving as financial advisor to the Government Repayment Committee of the Board (formerly known as the Special Restructuring Committee, the “Special Committee”) in connection with the Recapitalization and are entitled to certain fees for our services, a portion of which is payable upon delivery of this letter to the Special Committee. In the past, we have served as a financial advisor to the United States Department of the Treasury and received customary fees for such services. Except with respect to the foregoing, we are not currently engaged on any other advisory assignments with the Company or any of its affiliates or related parties, nor have we served as financial advisor to the Company on any assignments other than with respect to the Recapitalization within the past two years. In addition, we or our affiliates may, in the future, provide financial advisory or other services to the Company and/or its affiliates and may receive fees for such services. In the ordinary course of business, we and our affiliates may trade the securities of the Company for our and/or their own accounts or for the accounts of customers and may, therefore, at any time hold a long or short position in such securities. We and our affiliates also may maintain relationships with the Company and its affiliates or related parties.

Government Repayment Committee
of the Board of Directors
American International Group, Inc,
September 29, 2010

This letter does not address, and we express no view as to, the merits of the underlying decision by the Company to proceed with or engage in the Recapitalization (including the Exchange Transactions) and the related transactions or any alternative business strategies that might exist for the Company, the advisability of the Recapitalization (including the Exchange Transactions) or the consideration to be received by, or the impact on, any creditor, claimant, holder of any class of securities or other constituencies of any party (including, without limitation, the United Stated Department of the Treasury, the Federal Reserve Bank of New York or the federal government of the United States) in connection with the Recapitalization (including the Exchange Transactions), nor does it address any other transaction that the Company has considered or may consider.

This letter is provided for the benefit and information of the Special Committee in connection with and for the purposes of its evaluation of the Exchange Transactions. This letter does not constitute a recommendation to any holder of Common Stock or other holder of any class of securities of the Company as to how any such holder should act on any matter relating to the Recapitalization (including the Exchange Transactions). This letter is given as of the date hereof and we disclaim any obligation to change this letter, to advise any person of any change that may come to our attention or to update this letter after the date hereof.

Based upon and subject to the foregoing and other factors we deem relevant in reliance thereon, it is our view that, as of the date hereof, the opinions expressed in the Fairness Opinions delivered by the Financial Advisors with respect to Exchange Transactions, taken as a whole, are reasonable from a financial perspective.

Very truly yours,

ROTHSCHILD INC.

/s/ Rothschild Inc.

Annex 1

Annual Report on Form 10-K for the year ended December 31, 2009
(certain exhibits omitted)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K
(Mark One)

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2009
or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from                to
Commission file number 1-8787

American International Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-2592361 (I.R.S. Employer Identification No.)

70 Pine Street, New York, New York (Address of principal executive offices)	10270 (Zip Code)
Registrant’s telephone number, including area code (212) 770-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Common Stock, Par Value $2.50 Per Share	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	New York Stock Exchange
6.45% Series A-4 Junior Subordinated Debentures	New York Stock Exchange
7.70% Series A-5 Junior Subordinated Debentures	New York Stock Exchange
Corporate Units (composed of stock purchase contracts and junior subordinated debentures)	New York Stock Exchange
NIKKEI 225® Index Market Index Target-Term Securities® due January 5, 2011	NYSE Arca
Securities registered pursuant to Section 12(g) of the Act: None

     Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☑ No ☐
     Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☑
     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐
     Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☑ No ☐
     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
     Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☑
     The aggregate market value of the voting and nonvoting common equity held by nonaffiliates of the registrant computed by reference to the price at which the common equity was last sold of $23.20 as of June 30, 2009 (the last business day of the registrant’s most recently completed second fiscal quarter), was approximately $2,794,000,000.
     As of January 29, 2010, there were outstanding 134,926,293 shares of Common Stock, $2.50 par value per share, of the registrant.
DOCUMENTS INCORPORATED BY REFERENCE

Document of the Registrant	Form 10-K Reference Locations
Portions of the registrant’s definitive proxy statement for the 2010 Annual Meeting of Shareholders	Part III, Items 10, 11, 12, 13 and 14

American International Group, Inc., and Subsidiaries
AIG 2009 Form 10-K             2

American International Group, Inc., and Subsidiaries
Part I

Item 1.	Business
     American International Group, Inc. (AIG), a Delaware corporation, is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad.
     Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan, and position itself for the future. AIG has entered into several important transactions and relationships with the Federal Reserve Bank of New York (FRBNY), the AIG Credit Facility Trust (together with its trustees, acting in their capacity as trustees, the Trust) and the United States Department of the Treasury (the Department of the Treasury). As a result of these arrangements, AIG is controlled by the Trust, which was established for the sole benefit of the United States Treasury.
     AIG’s four reportable segments are as follows:
•	General Insurance;

•	Domestic Life Insurance & Retirement Services;

•	Foreign Life Insurance & Retirement Services; and

•	Financial Services.
     The principal business units in each of AIG’s reportable segments at year-end 2009 are shown below. For information on AIG’s reportable segments, including geographic areas of operation, and changes made in 2009, see Note 4 to the Consolidated Financial Statements.

General Insurance	Domestic Life Insurance & Retirement Services

American Home Assurance Company (American Home)	American General Life Insurance Company (American General)

National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)	American General Life and Accident Insurance Company (AGLA)

New Hampshire Insurance Company (New Hampshire)	The United States Life Insurance Company in the City of New York (USLIFE)

Lexington Insurance Company (Lexington)	The Variable Annuity Life Insurance Company (VALIC)

Chartis Overseas, Ltd.	Western National Life Insurance Company (Western National)

AIU Insurance Company (AIUI)	SunAmerica Annuity and Life Assurance Company (SunAmerica Annuity)

American International Reinsurance Company Limited (AIRCO)
3            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

Foreign Life Insurance & Retirement Services	Financial Services

American Life Insurance Company (ALICO)	International Lease Finance Corporation (ILFC)

AIG Star Life Insurance Co., Ltd. (AIG Star Life)	AIG Financial Products Corp. and AIG Trading Group Inc. and their respective subsidiaries (AIGFP)

AIG Edison Life Insurance Company (AIG Edison Life)	American General Finance, Inc. (AGF)

American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited (AIA)	AIG Consumer Finance Group, Inc. (AIGCFG)

The Philippine American Life and General Insurance Company (Philamlife)	AIG Credit Corp. (A.I. Credit)
     Throughout this Annual Report on Form 10-K, AIG presents its operations in the way it believes will be most meaningful, as well as most transparent. Certain of the measurements used by AIG management are “non-GAAP financial measures” under SEC rules and regulations. Underwriting profit (loss) is utilized to report results for AIG’s General Insurance operations. Pre-tax income (loss) before net realized capital gains (losses) is utilized to report results for AIG’s life insurance and retirement services operations. For an explanation of why AIG management considers these “non-GAAP measures” useful to investors, see Management’s Discussion and Analysis of Financial Condition and Results of Operations.
     Following is additional information about AIG’s operations:
General Insurance Operations
     AIG’s General Insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance both domestically and abroad and comprise the Commercial Insurance and the Foreign General Insurance operating segments. In July 2009, AIG’s General Insurance subsidiaries were rebranded as Chartis (Commercial Insurance operates as Chartis U.S. and Foreign General Insurance operates as Chartis International). Chartis Private Client Group (Private Client Group) is part of Chartis U.S.
     AIG is diversified both in terms of classes of business and geographic locations. In General Insurance, general and auto liability business is the largest class of business written and represented approximately 15 percent of net premiums written for the year ended December 31, 2009. During 2009, 8 percent, 6 percent and 6 percent of the direct General Insurance premiums written (gross premiums less return premiums and cancellations, excluding reinsurance assumed and before deducting reinsurance ceded) were written in the states of California, New York and Texas, respectively, and 11 percent and 9 percent were written in Japan and the United Kingdom, respectively. No other state or foreign country accounted for more than five percent of such premiums.
     The majority of AIG’s General Insurance business is in the casualty classes, which tend to involve longer periods of time for the reporting and settling of claims. This may increase the risk and uncertainty with respect to AIG’s loss reserve development.
Commercial Insurance
     Commercial Insurance’s business in the United States and Canada is conducted through American Home, National Union, Lexington and certain other General Insurance company subsidiaries of AIG.
     Chartis U.S. writes substantially all classes of business insurance, accepting such business mainly from insurance brokers. This provides Chartis U.S. the opportunity to select specialized markets and retain underwriting control. Any licensed broker is able to submit business to Chartis U.S. without the traditional agent-company contractual relationship, but such broker usually has no authority to commit Chartis U.S. to accept a risk.
     In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers’ compensation and excess and umbrella
AIG 2009 Form 10-K            4

American International Group, Inc., and Subsidiaries
coverages, Chartis U.S. offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference-in-conditions, kidnap-ransom, export credit and political risk, and various types of professional errors and omissions coverages. Also included in Chartis U.S. are the operations of Commercial Casualty, which provides insurance and risk management programs for large corporate customers and is a leading provider of customized structured insurance products, and Chartis Environmental, which focuses on providing specialty products to clients with environmental exposures. Lexington writes surplus lines for risks on which conventional insurance companies do not readily provide insurance coverage, either because of complexity or because the coverage does not lend itself to conventional contracts. The Chartis Worldsource Division introduces and coordinates AIG’s products and services to U.S.-based multinational clients and foreign corporations doing business in the U.S. Private Client Group provides a broad range of coverages for high net worth individuals.
Foreign General Insurance
     Chartis International writes both commercial and consumer lines of insurance through a network of agencies, branches and foreign-based insurance subsidiaries. Chartis International uses various marketing methods and multiple distribution channels to write both commercial and consumer lines of insurance with certain refinements for local laws, customs and needs. Chartis International operates in Asia, the Pacific Rim, Europe, the U.K., Africa, the Middle East and Latin America.
Discussion and Analysis of Consolidated Net Losses and Loss Expense Reserve Development
     The reserve for net losses and loss expenses represents the accumulation of estimates for reported losses (case basis reserves) and provisions for losses incurred but not reported (IBNR), both reduced by applicable reinsurance recoverable and the discount for future investment income, where permitted. Net losses and loss expenses are charged to income as incurred.
     The Liability for unpaid claims and claims adjustment expense (loss reserves) established with respect to foreign business is set and monitored in terms of the currency in which payment is expected to be made. Therefore, no assumption is included for changes in currency rates. See also Note 1(v) to the Consolidated Financial Statements.
     Management reviews the adequacy of established loss reserves utilizing a number of analytical reserve development techniques. Through the use of these techniques, management is able to monitor the adequacy of AIG’s established reserves and determine appropriate assumptions for inflation. Also, analysis of emerging specific development patterns, such as case reserve redundancies or deficiencies and IBNR emergence, allows management to determine any required adjustments.
     The “Analysis of Consolidated Losses and Loss Expense Reserve Development” table presents the development of net losses and loss expense reserves for calendar years 1999 through 2009. Immediately following this table is a second table that presents all data on a basis that excludes asbestos and environmental net losses and loss expense reserve development. The opening reserves held are shown at the top of the table for each year-end date. The amount of loss reserve discount included in the opening reserve at each date is shown immediately below the reserves held for each year. The undiscounted reserve at each date is thus the sum of the discount and the reserve held.
     The upper half of the table presents the cumulative amounts paid during successive years related to the undiscounted opening loss reserves. For example, in the table that excludes asbestos and environmental losses, with respect to the net losses and loss expense reserve of $28.65 billion at December 31, 2002, by the end of 2009 (seven years later) $39.64 billion had actually been paid in settlement of these net loss reserves. In addition, as reflected in the lower section of the table, the original undiscounted reserve of $30.15 billion was reestimated to be $50.79 billion at December 31, 2009. This increase from the original estimate generally results from a combination of a number of factors, including claims being settled for larger amounts than originally estimated. The original estimates will also be increased or decreased as more information becomes known about the individual claims and overall claim frequency and severity patterns. The redundancy (deficiency) depicted in the table, for any particular calendar year, presents the aggregate change in estimates over the period of years subsequent to the calendar year reflected at the top of the respective column heading. For example, the deficiency of $2.62 billion at December 31, 2009 related to December 31, 2008 net losses and loss expense reserves of $73.64 billion represents the cumulative amount by which reserves in 2008 and prior years have developed unfavorably during 2009.
5              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
     The bottom of each table below presents the remaining undiscounted and discounted net loss reserve for each year. For example, in the table that excludes asbestos and environmental losses, for the 2001 year-end, the remaining undiscounted reserves held at December 31, 2009 are $9.71 billion, with a corresponding discounted net reserve of $8.98 billion.
Analysis of Consolidated Losses and Loss Expense Reserve Development
The following table presents for each calendar year the losses and loss expense reserves and the development thereof including those with respect to asbestos and environmental claims. See also Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Segment Results — General Insurance Operations — Liability for unpaid claims and claims adjustment expense.*

(in millions)	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

Net Reserves Held	$25,636	$25,684	$26,005	$29,347	$36,228	$47,253	$57,476	$62,630	$69,288	$72,455	$67,899
Discount (in Reserves Held)	1,075	1,287	1,423	1,499	1,516	1,553	2,110	2,264	2,429	2,574	2,655
Net Reserves Held (Undiscounted)	26,711	26,971	27,428	30,846	37,744	48,806	59,586	64,894	71,717	75,029	70,554
Paid (Cumulative) as of:
One year later	8,266	9,709	11,007	10,775	12,163	14,910	15,326	14,862	16,531	24,267
Two years later	14,640	17,149	18,091	18,589	21,773	24,377	25,152	24,388	31,791
Three years later	19,901	21,930	23,881	25,513	28,763	31,296	32,295	34,647
Four years later	23,074	26,090	28,717	30,757	33,825	36,804	40,380
Five years later	25,829	29,473	32,685	34,627	38,087	43,162
Six years later	28,165	32,421	35,656	37,778	42,924
Seven years later	30,336	34,660	38,116	41,493
Eight years later	31,956	36,497	41,055
Nine years later	33,489	38,943
Ten years later	35,359

(in millions)	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

Net Reserves Held (Undiscounted)	$26,711	$26,971	$27,428	$30,846	$37,744	$48,806	$59,586	$64,894	$71,717	$75,029	$70,554
Undiscounted Liability as of:
One year later	26,358	26,979	31,112	32,913	40,931	53,486	59,533	64,238	71,836	77,800
Two years later	27,023	30,696	33,363	37,583	49,463	55,009	60,126	64,764	74,318
Three years later	29,994	32,732	37,964	46,179	51,497	56,047	61,242	67,303
Four years later	31,192	36,210	45,203	48,427	52,964	57,618	63,872
Five years later	33,910	41,699	47,078	49,855	54,870	60,231
Six years later	38,087	43,543	48,273	51,560	57,300
Seven years later	39,597	44,475	49,803	53,917
Eight years later	40,217	45,767	52,034
Nine years later	41,168	47,682
Ten years later	42,727
Net Redundancy / (Deficiency)	(16,016)	(20,711)	(24,606)	(23,071)	(19,556)	(11,425)	(4,286)	(2,409)	(2,601)	(2,771)
Remaining Reserves (Undiscounted)	7,368	8,739	10,979	12,424	14,376	17,069	23,492	32,656	42,527	53,533
Remaining Discount	511	609	723	856	988	1,124	1,309	1,552	1,893	2,261
Remaining Reserves	6,857	8,130	10,256	11,568	13,388	15,945	22,183	31,104	40,634	51,272

AIG 2009 Form 10-K              6

American International Group, Inc., and Subsidiaries
The following table presents the gross liability (before discount), reinsurance recoverable and net liability recorded at each year end and the reestimation of these amounts as of December 31, 2009:

(in millions)	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

Gross Liability, End of Year	$37,278	$39,222	$42,629	$48,173	$53,388	$63,430	$79,279	$82,263	$87,929	$91,832	$88,041
Reinsurance Recoverable, End of Year	10,567	12,251	15,201	17,327	15,644	14,624	19,693	17,369	16,212	16,803	17,487
Net Liability, End of Year	26,711	26,971	27,428	30,846	37,744	48,806	59,586	64,894	71,717	75,029	70,554
Reestimated Gross Liability	64,160	71,146	76,143	77,873	78,829	79,883	86,444	86,462	92,086	94,932
Reestimated Reinsurance Recoverable	21,433	23,464	24,109	23,956	21,529	19,652	22,572	19,159	17,768	17,132
Reestimated Net Liability	42,727	47,682	52,034	53,917	57,300	60,231	63,872	67,303	74,318	77,800
Cumulative Gross
Redundancy/(Deficiency)	(26,882)	(31,924)	(33,514)	(29,700)	(25,441)	(16,453)	(7,165)	(4,199)	(4,157)	(3,100)

*
During 2009, Transatlantic Holdings, Inc. (Transatlantic) was deconsolidated and 21st Century Insurance Group and Agency Auto Division (excluding AIG Private Client Group) (21st Century) and HSB Group, Inc. (HSB) were sold. Immediately preceding these sales, the loss and loss expense reserves for these entities totaled $9.7 billion. As a result of the sales and deconsolidation, these obligations ceased being the responsibility of AIG. The sales and deconsolidation are reflected in the table above as a reduction in December 31, 2009 net reserves of $9.7 billion and as a $8.6 billion increase in paid losses for the years 1999 through 2008 to reflect no impact on incurred losses for these periods.

Analysis of Consolidated Losses and Loss Expense Reserve Development Excluding Asbestos and Environmental Losses and Loss Expense Reserve Development
The following table presents for each calendar year the losses and loss expense reserves and the development thereof excluding those with respect to asbestos and environmental claims. See also Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Segment Results — General Insurance Operations — Liability for unpaid claims and claims adjustment expense.*

(in millions)	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

Net Reserves Held	$24,745	$24,829	$25,286	$28,651	$35,559	$45,742	$55,226	$60,451	$67,597	$71,062	$66,588
Discount (in Reserves Held)	1,075	1,287	1,423	1,499	1,516	1,553	2,110	2,264	2,429	2,574	2,655
Net Reserves Held (Undiscounted)	25,820	26,116	26,709	30,150	37,075	47,295	57,336	62,715	70,026	73,636	69,243
Paid (Cumulative) as of:
One year later	8,195	9,515	10,861	10,632	11,999	14,718	15,047	14,356	16,183	24,028
Two years later	14,376	16,808	17,801	18,283	21,419	23,906	24,367	23,535	31,204
Three years later	19,490	21,447	23,430	25,021	28,129	30,320	31,163	33,555
Four years later	22,521	25,445	28,080	29,987	32,686	35,481	39,009
Five years later	25,116	28,643	31,771	33,353	36,601	41,600
Six years later	27,266	31,315	34,238	36,159	41,198
Seven years later	29,162	33,051	36,353	39,637
Eight years later	30,279	34,543	39,055
Nine years later	31,469	36,752
Ten years later	33,101

7              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

(in millions)	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

Net Reserves Held (Undiscounted)	$25,820	$26,116	$26,709	$30,150	$37,075	$47,295	$57,336	$62,715	$70,026	$73,636	$69,243
Undiscounted Liability as of:
One year later	25,437	26,071	30,274	32,129	39,261	51,048	57,077	62,043	70,096	76,251
Two years later	26,053	29,670	32,438	35,803	46,865	52,364	57,653	62,521	72,423
Three years later	28,902	31,619	36,043	43,467	48,691	53,385	58,721	64,904
Four years later	30,014	34,102	42,348	45,510	50,140	54,908	61,195
Five years later	31,738	38,655	44,018	46,925	51,997	57,365
Six years later	34,978	40,294	45,201	48,584	54,272
Seven years later	36,283	41,213	46,685	50,786
Eight years later	36,889	42,459	48,761
Nine years later	37,795	44,219
Ten years later	39,199
Net Redundancy/(Deficiency)	(13,379)	(18,103)	(22,052)	(20,636)	(17,197)	(10,070)	(3,859)	(2,189)	(2,397)	(2,615)
Remaining Reserves (Undiscounted)	6,098	7,467	9,706	11,149	13,074	15,765	22,186	31,349	41,219	52,223
Remaining Discount	511	609	723	856	988	1,124	1,309	1,552	1,893	2,261
Remaining Reserves	5,587	6,858	8,983	10,293	12,086	14,641	20,877	29,797	39,326	49,962

The following table presents the gross liability (before discount), reinsurance recoverable and net liability recorded at each year end and the reestimation of these amounts as of December 31, 2009:

(in millions)	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

Gross Liability, End of Year	$34,666	$36,777	$40,400	$46,036	$51,363	$59,790	$73,808	$77,111	$83,551	$87,973	$84,467
Reinsurance Recoverable, End of Year	8,846	10,661	13,691	15,886	14,288	12,495	16,472	14,396	13,525	14,337	15,224
Net Liability, End of Year	25,820	26,116	26,709	30,150	37,075	47,295	57,336	62,715	70,026	73,636	69,243
Reestimated Gross Liability	55,041	62,549	68,075	70,148	71,492	72,836	79,818	80,494	86,995	90,589
Reestimated Reinsurance Recoverable	15,842	18,330	19,314	19,362	17,220	15,471	18,623	15,590	14,572	14,338
Reestimated Net Liability	39,199	44,219	48,761	50,786	54,272	57,365	61,195	64,904	72,423	76,251
Cumulative Gross Redundancy/(Deficiency)	(20,375)	(25,772)	(27,675)	(24,112)	(20,129)	(13,046)	(6,010)	(3,383)	(3,444)	(2,616)

*	During 2009, Transatlantic was deconsolidated and 21st Century and HSB were sold. Immediately preceding these sales, the loss and loss expense reserves for these entities totaled $9.6 billion. As a result of the sales and deconsolidation, these obligations ceased being the responsibility of AIG. The sales and deconsolidation are reflected in the table above as a reduction in December 31, 2009 net reserves of $9.6 billion and as a $8.6 billion increase in paid losses for the years 1999 through 2008 to reflect no impact on incurred losses for these periods.
     The Liability for unpaid claims and claims adjustment expense as reported in AIG’s Consolidated Balance Sheet at December 31, 2009 differs from the total reserve reported in the Annual Statements filed with state insurance departments and, where appropriate, with foreign regulatory authorities. The differences at December 31, 2009 relate primarily to reserves for certain foreign operations not required to be reported in the United States for statutory reporting purposes. Further, statutory practices in the United States require reserves to be shown net of applicable reinsurance recoverable.
     The reserve for gross losses and loss expenses is prior to reinsurance and represents the accumulation for reported losses and IBNR. Management reviews the adequacy of established gross loss reserves in the manner previously described for net loss reserves.
     For further discussion regarding net reserves for losses and loss expenses, see Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Segment Results — General Insurance Operations — Liability for unpaid claims and claims adjustment expense.
AIG 2009 Form 10-K              8

American International Group, Inc., and Subsidiaries
Domestic Life Insurance & Retirement Services Operations
     AIG’s Domestic Life Insurance & Retirement Services segment, rebranded as SunAmerica Financial Group in December 2009, is comprised of several life insurance and retirement services businesses that market their products and services under the brands of American General, AGLA, VALIC, Western National, SunAmerica Retirement Markets, SunAmerica Mutual Funds, SunAmerica Affordable Housing Partners, FSC Securities, Royal Alliance and SagePoint Financial. The businesses offer a comprehensive suite of life insurance, retirement savings products and guaranteed income solutions through an established multi-channel distribution network that includes banks, national, regional and independent broker-dealers, career financial advisors, wholesale life brokers, insurance agents and a direct-to-consumer platform.
     AIG’s Domestic Life Insurance businesses offer a broad range of protection products, including individual term and universal life insurance and group life and health products. In addition, Domestic Life Insurance offers a variety of payout annuities, which include single premium immediate annuities, structured settlements and terminal funding annuities.
     Domestic Retirement Services businesses offer group retirement products and individual fixed and variable annuities. Certain previously acquired closed blocks and other fixed and variable annuity blocks that have been discontinued are reported as “runoff” annuities. Domestic Retirement Services also maintains a runoff block of Guaranteed Investment Contracts (GICs) that were written in (or issued to) the institutional market place prior to 2006.
     Results for certain brokerage service, mutual fund, GIC and other asset management activities previously reported in the Asset Management segment are now included in Domestic Life Insurance & Retirement Services.
Foreign Life Insurance & Retirement Services Operations
     AIG’s Foreign Life Insurance & Retirement Services operations include insurance and investment-oriented products such as whole and term life, investment linked, universal life and endowments, personal accident and health products, group products, including pension, life and health, and fixed and variable annuities. The Foreign Life Insurance & Retirement Services products are sold through independent producers, career agents, financial institutions and direct marketing channels.
     AIG’s principal Foreign Life Insurance & Retirement Services operations include ALICO, AIG Star Life, AIG Edison Life, AIA and Philamlife ,which is now an AIA subsidiary. ALICO is incorporated in Delaware and all of its business is written outside the United States. ALICO has operations either directly or through subsidiaries in Europe, including the U.K., Latin America, the Caribbean, the Middle East, and Japan. AIA operates primarily in China (including Hong Kong), Singapore, Malaysia, Thailand, Korea, Australia, New Zealand, Vietnam, Indonesia and India. The operations in India are conducted through a joint venture, Tata AIG Life Insurance Company Limited. Philamlife is the largest life insurer in the Philippines. AIG Star Life and AIG Edison Life operate in Japan.
     On October 12, 2009, AIG entered into an agreement to sell its 97.57 percent share of Nan Shan Life Insurance Company, Ltd. (Nan Shan), for approximately $2.15 billion. As a result of this transaction, Nan Shan qualified as a discontinued operation and met the criteria for “held-for-sale” accounting in the fourth quarter of 2009. See Note 2 to the Consolidated Financial Statements for further discussion.
Reinsurance Operations
     Chartis subsidiaries operate worldwide primarily by underwriting and accepting risks for their direct account and securing reinsurance on that portion of the risk in excess of the limit which they wish to retain. This operating policy differs from that of many insurance companies that will underwrite only up to their net retention limit, thereby requiring the broker or agent to secure commitments from other underwriters for the remainder of the gross risk amount.
9              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
     Various AIG classes of business, including Commercial Insurance, AIU and AIG Risk Finance, as well as certain life insurance subsidiaries, use AIRCO as a reinsurer for certain of their businesses. In Bermuda, AIRCO discounts reserves attributable to certain classes of general insurance business assumed from other AIG subsidiaries.
     For a further discussion of reinsurance, see Item 1A. Risk Factors — Reinsurance; Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Management — Insurance Risk Management — Reinsurance.
Insurance Investment Operations
     A significant portion of AIG’s General Insurance and Domestic and Foreign Life Insurance & Retirement Services revenues are derived from AIG’s insurance investment operations.
The following table summarizes the investment results of AIG’s insurance operations, excluding the results of discontinued operations:

	Annual	Net	Pre-tax Return on
Years Ended December 31,	Average	Investment	Average
(in millions)	Investments(a)	Income	Investments(b)

General Insurance:
2009	$89,236	$3,295	3.7%
2008	92,313	2,606	2.8
2007	96,207	5,348	5.6
Domestic Life Insurance & Retirement Services:
2009	$148,202	$9,553	6.4%
2008	196,515	9,134	4.6
2007	248,720	13,582	5.5
Foreign Life Insurance & Retirement Services:
2009	$182,183	$11,502	6.3%
2008	180,833	157	0.1
2007	182,216	10,184	5.6

(a)	Includes real estate investments and collateral assets invested under the securities lending program.

(b)	Net investment income divided by the annual average investments.
     AIG’s worldwide insurance investment policy places primary emphasis on investments in government and fixed income securities in all of its portfolios and, to a lesser extent, investments in high-yield bonds, common stocks, real estate, hedge funds and other alternative investments, in order to enhance returns on policyholders’ funds and generate net investment income. The ability to implement this policy is somewhat limited in certain territories as there may be a lack of attractive long-term investment opportunities or investment restrictions may be imposed by the local regulatory authorities.
Financial Services Operations
     AIG’s Financial Services subsidiaries engage in diversified activities including aircraft leasing, capital markets, consumer finance and insurance premium finance. Together, the Aircraft Leasing, Capital Markets and Consumer Finance operations generate the majority of the revenues produced by the Financial Services operations. A.I. Credit also contributes to Financial Services results principally by providing insurance premium financing for both AIG’s policyholders and those of other insurers.
Aircraft Leasing
     AIG’s Aircraft Leasing operations are the operations of ILFC, which generates its revenues primarily from leasing new and used commercial jet aircraft to foreign and domestic airlines. Revenues also result from the remarketing of commercial jet aircraft for ILFC’s own account, and remarketing and fleet management services for airlines and financial institutions.
AIG 2009 Form 10-K             10

American International Group, Inc., and Subsidiaries
Capital Markets
     Capital Markets is comprised of the operations of AIGFP, which engaged as principal in a wide variety of financial transactions, including standard and customized financial products involving commodities, credit, currencies, energy, equities and interest rates. AIGFP also invests in a diversified portfolio of securities and principal investments and engages in borrowing activities that involve issuing standard and structured notes and other securities and entering into guaranteed investment agreements (GIAs). Due to the extreme market conditions experienced in 2008, the downgrades of AIG’s credit ratings by the rating agencies, as well as AIG’s intent to refocus on its core businesses, beginning in late 2008 and continuing through 2009 AIGFP has been unwinding its businesses and portfolios. See Management’s Discussion and Analysis of Financial Condition and Results of Operations — 2010 Business Outlook — Financial Services.
Consumer Finance
     AIG’s Consumer Finance operations in North America are principally conducted through AGF. AGF derives most of its revenues from finance charges assessed on real estate loans, secured and unsecured non-real estate loans and retail sales finance receivables.
     AIG’s foreign consumer finance operations are principally conducted through AIGCFG. AIGCFG operates primarily in emerging and developing markets. During 2009, AIG divested most of the AIGCFG operations. As of December 31, 2009, AIGCFG had operations in Argentina, Taiwan, India, Colombia and Poland. The operations in Poland, at December 31, 2009, were under contract for sale and met the criteria for held for sale accounting in 2009.
Other Operations
     AIG’s Other operations includes results from Parent & Other operations, after allocations to AIG’s business segments, results from noncore businesses and gains and losses on sales of divested businesses.
Parent & Other
     AIG’s Parent & Other operations consists primarily of interest expense, restructuring costs, expenses of corporate staff not attributable to specific reportable segments, expenses related to efforts to improve internal controls, corporate initiatives, certain compensation plan expenses, corporate level net realized capital gains and losses, certain litigation related charges and net gains and losses on sale of divested businesses.
Noncore Businesses
     Noncore businesses include results of certain businesses that have been divested or are being wound down or repositioned.
Noncore Insurance Businesses
     Beginning in 2009, in order to better align financial reporting with the manner in which AIG’s chief operating decision makers review AIG’s businesses to make decisions about resources to be allocated and to assess performance, the results for United Guaranty Corporation (UGC), Transatlantic, 21st Century and HSB are included in AIG’s Other operations category. These amounts were previously reported as part of General Insurance operations. Prior period amounts have been revised to conform to the current presentation. As a result of the current year dispositions of 21st Century and HSB, and the deconsolidation of Transatlantic, only UGC is still reporting ongoing results of operations. See Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources and Liquidity — AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due — Asset Disposition Plan — Sales of Businesses and Specific Asset Dispositions for further discussion.
11             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Mortgage Guaranty
     The main business of the subsidiaries of UGC is the issuance of residential mortgage guaranty insurance, both domestically and internationally, that covers the first loss for credit defaults on high loan-to-value first-lien mortgages for the purchase or refinance of one- to four-family residences.
     During 2008, UGC tightened underwriting guidelines and increased premium rates for its first-lien business, ceased insuring second-lien business as of September 30, 2008 and during the fourth quarter of 2008 ceased insuring new private student loan business and suspended insuring new business throughout its European operations. All of these actions were in response to the worsening conditions in the global housing markets and resulted in a significant decline in new business written during the second half of 2008 through 2009.
Transatlantic
     On June 10, 2009, AIG closed the previously announced secondary public offering of 29.9 million shares of Transatlantic common stock owned directly and indirectly by AIG for aggregate gross proceeds of $1.1 billion. As of the close of the offering, AIG indirectly retained 13.9 percent of the Transatlantic common stock issued and outstanding. As of December 31, 2009, after confirmation from the New York Insurance Department that AIG is not considered to control Transatlantic, AIG no longer considers Transatlantic to be a related party.
Noncore Asset Management Operations
     With the announced sale of AIG’s investment advisory and third party Institutional Asset Management business (excluding the Global Real Estate investment management business), AIG will no longer benefit from the management fee and carried interest cash flows from these businesses, but the sale will reduce operating costs related to AIG’s asset management activities. Asset Management is no longer considered a reportable segment, and the results for these Asset Management operations described below have been presented as a Noncore business in AIG’s Other operations category. Brokerage service commissions, other asset management fees, and investment income from GICs previously reported in the Asset Management segment are now included in the Domestic Life Insurance & Retirement Services segment. Results for prior periods have been revised accordingly.
Matched Investment Program
     AIG’s Matched Investment Program (MIP) is a spread-based investment operation which invests primarily in fixed maturity securities (corporate and structured), loans and, to a lesser extent, single name credit default swaps. Due to the extreme market conditions experienced in 2008 and the downgrades of AIG’s credit ratings, the MIP is currently in run-off. No additional debt issuances are expected for the MIP for the foreseeable future.
Institutional Asset Management Business
     AIG’s Institutional Asset Management business, conducted through AIG Global Asset Management Holdings Corp. and its subsidiaries and affiliated companies (collectively, AIG Investments), provides an array of investment products and services globally to institutional investors, pension funds, AIG subsidiaries, AIG affiliates and high net worth investors. These products include traditional equity and fixed maturity securities, and a wide range of real estate and alternative asset classes. Services include investment advisory and sub-advisory services, investment monitoring and transaction structuring. Within the equity and fixed maturity asset classes, AIG Investments offers various forms of structured investments. Within the alternative asset class, AIG Investments offers hedge and private equity funds and fund-of-funds, direct investments and distressed debt investments. AIG Global Real Estate Investment Corp. (AIG Global Real Estate) provides a wide range of real estate investment, development and management services for AIG subsidiaries, as well as for third-party institutional investors, pension funds and high net worth investors. AIG Global Real Estate also maintains a proprietary real estate investment portfolio through various joint venture platforms.
     On September 5, 2009, AIG entered into an agreement to sell its investment advisory and third party Institutional Asset Management businesses. This sale will exclude those asset management businesses providing traditional fixed
AIG 2009 Form 10-K             12

American International Group, Inc., and Subsidiaries
income asset and liability management for AIG’s insurance company subsidiaries and the AIG Global Real Estate investment management business, as well as proprietary real estate and private equity investments. AIG expects to continue relationships with the divested businesses for other investment management services used by its insurance company subsidiaries. Upon completion of the sale, AIG will no longer benefit from the management fee and carried interest cash flow from these businesses, but the sale will reduce operating costs related to AIG’s asset management activities.
     For additional information regarding the business of AIG on a consolidated basis, the contributions made to AIG’s consolidated revenues and pre-tax income and the assets held by General Insurance, Domestic Life Insurance & Retirement Services, Foreign Life Insurance & Retirement Services, Financial Services and the Other operations category, see Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Notes 1 and 4 to the Consolidated Financial Statements.
Locations of Certain Assets
     As of December 31, 2009, approximately 44 percent of the consolidated assets of AIG were located in foreign countries (other than Canada), including $6.9 billion of cash and securities on deposit with foreign regulatory authorities. Foreign operations and assets held abroad may be adversely affected by political developments in foreign countries, including tax changes, nationalization and changes in regulatory policy, as well as by consequence of hostilities and unrest. The risks of such occurrences and their overall effect upon AIG vary from country to country and cannot easily be predicted. If expropriation or nationalization does occur, AIG’s policy is to take all appropriate measures to seek recovery of such assets. Certain of the countries in which AIG’s business is conducted have currency restrictions which generally cause a delay in a company’s ability to repatriate assets and profits. See also Item 1A. Risk Factors — Foreign Operations and Notes 1 and 4 to the Consolidated Financial Statements.
Regulation
     AIG’s operations around the world are subject to regulation by many different types of regulatory authorities, including insurance, securities, investment advisory, banking and thrift regulators in the United States and abroad. AIG’s operations have become more diverse and consumer-oriented, increasing the scope of regulatory supervision and the possibility of intervention. In light of AIG’s liquidity problems beginning in the third quarter of 2008, AIG and its regulated subsidiaries have been subject to intense review and supervision around the world. Regulators have taken significant steps to protect the businesses of the entities they regulate. These steps have included:
•	restricting or prohibiting the payment of dividends to AIG parent and its subsidiaries;

•	restricting or prohibiting other payments to AIG parent and its subsidiaries;

•	requesting additional capital contributions from AIG parent;

•	requesting that intercompany reinsurance reserves be covered by assets locally;

•	restricting the business in which the subsidiaries may engage;

•	requiring pre-approval of all proposed transactions between the regulated subsidiaries and AIG parent or with any affiliate; and

•	requiring more frequent reporting, including with respect to capital and liquidity positions.
     These and other actions have made it challenging for AIG to continue to engage in business in the ordinary course. AIG does not expect these conditions to change significantly in the foreseeable future.
     In 1999, AIG became a unitary thrift holding company within the meaning of the Home Owners’ Loan Act (HOLA) when the Office of Thrift Supervision (OTS) granted AIG approval to organize AIG Federal Savings Bank. AIG is subject to OTS regulation, examination, supervision and reporting requirements. In addition, the OTS has enforcement authority over AIG and its subsidiaries. Among other things, this permits the OTS to restrict or prohibit
13             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
activities that are determined to be a serious risk to the financial safety, soundness or stability of AIG’s subsidiary savings association, AIG Federal Savings Bank.
     Under prior law, a unitary savings and loan holding company, such as AIG, was not restricted as to the types of business in which it could engage, provided that its savings association subsidiary continued to be a qualified thrift lender. The Gramm-Leach-Bliley Act of 1999 (GLBA) provides that no company may acquire control of an OTS regulated institution after May 4, 1999 unless it engages only in the financial activities permitted for financial holding companies under the law or for multiple savings and loan holding companies. The GLBA, however, grandfathered the unrestricted authority for activities with respect to a unitary savings and loan holding company existing prior to May 4, 1999, so long as its savings association subsidiary continues to be a qualified thrift lender under the HOLA. As a unitary savings and loan holding company whose application was pending as of May 4, 1999, AIG is grandfathered under the GLBA and generally is not restricted under existing laws as to the types of business activities in which it may engage, provided that AIG Federal Savings Bank continues to be a qualified thrift lender under the HOLA.
     Certain states require registration and periodic reporting by insurance companies that are licensed in such states and are controlled by other corporations. Applicable legislation typically requires periodic disclosure concerning the corporation that controls the registered insurer and the other companies in the holding company system and prior approval of intercorporate services and transfers of assets (including in some instances payment of dividends by the insurance subsidiary) within the holding company system. AIG’s subsidiaries are registered under such legislation in those states that have such requirements.
     AIG’s insurance subsidiaries, in common with other insurers, are subject to regulation and supervision by the states and by other jurisdictions in which they do business. Within the United States, the method of such regulation varies but generally has its source in statutes that delegate regulatory and supervisory powers to an insurance official. The regulation and supervision relate primarily to approval of policy forms and rates, the standards of solvency that must be met and maintained, including risk-based capital, the licensing of insurers and their agents, the nature of and limitations on investments, restrictions on the size of risks that may be insured under a single policy, deposits of securities for the benefit of policyholders, requirements for acceptability of reinsurers, periodic examinations of the affairs of insurance companies, the form and content of reports of financial condition required to be filed, and reserves for unearned premiums, losses and other purposes. In general, such regulation is for the protection of policyholders rather than the equity owners of these companies.
     AIG has taken various steps to enhance the capital positions of the Chartis U.S. companies. AIG entered into capital maintenance agreements with these companies that set forth procedures through which AIG has provided, and expects to continue to provide, capital support. Also, in order to allow the Chartis companies to record as an admitted asset at December 31, 2009 certain reinsurance ceded to non-U.S. reinsurers (which has the effect of maintaining the level of the statutory surplus of such companies), AIG obtained and entered into reimbursement agreements for approximately $1.5 billion of letters of credit issued by several commercial banks in favor of certain Chartis companies and funded trusts totaling $2.8 billion.
     In the U.S., the Risk-Based Capital (RBC) formula is designed to measure the adequacy of an insurer’s statutory surplus in relation to the risks inherent in its business. Thus, inadequately capitalized general and life insurance companies may be identified. The U.S. RBC formula develops a risk-adjusted target level of statutory surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only as a result of the insurer’s size, but also based on the risk profile of the insurer’s operations.
     The RBC Model Law provides for four incremental levels of regulatory attention for insurers whose surplus is below the calculated RBC target. These levels of attention range in severity from requiring the insurer to submit a plan for corrective action to placing the insurer under regulatory control.
     The statutory surplus of each of the U.S.-based life and property and casualty insurance subsidiaries exceeded their RBC minimum required levels as of December 31, 2009.
AIG 2009 Form 10-K             14

American International Group, Inc., and Subsidiaries
     To the extent that any of AIG’s insurance entities would fall below prescribed levels of statutory surplus, it would be AIG’s intention, subject to FRBNY approval, to provide appropriate capital or other types of support to that entity.
     A substantial portion of AIG’s general insurance business and a majority of its life insurance business is conducted in foreign countries. The degree of regulation and supervision in foreign jurisdictions varies. Generally, AIG, as well as the underwriting companies operating in such jurisdictions, must satisfy local regulatory requirements. Licenses issued by foreign authorities to AIG subsidiaries are subject to modification or revocation by such authorities, and these subsidiaries could be prevented from conducting business in certain of the jurisdictions where they currently operate.
     In addition to licensing requirements, AIG’s foreign operations are also regulated in various jurisdictions with respect to currency, policy language and terms, advertising, amount and type of security deposits, amount and type of reserves, amount and type of capital to be held, amount and type of local investment and the share of profits to be returned to policyholders on participating policies. Some foreign countries regulate rates on various types of policies. Certain countries have established reinsurance institutions, wholly or partially owned by the local government, to which admitted insurers are obligated to cede a portion of their business on terms that may not always allow foreign insurers, including AIG subsidiaries, full compensation. In some countries, regulations governing constitution of technical reserves and remittance balances may hinder remittance of profits and repatriation of assets.
     See Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources and Liquidity — Regulation and Supervision and Note 17 to Consolidated Financial Statements.
Competition
     AIG’s businesses operate in highly competitive environments, both domestically and overseas. Principal sources of competition are insurance companies, banks, investment banks and other non-bank financial institutions.
     The insurance industry in particular is highly competitive. Within the United States, Chartis subsidiaries compete with approximately 3,300 other stock companies, specialty insurance organizations, mutual companies and other underwriting organizations. AIG’s Domestic Life Insurance & Retirement Services subsidiaries compete in the United States with approximately 1,900 life insurance companies and other participants in related financial services fields. Overseas, AIG’s subsidiaries compete for business with the foreign insurance operations of large U.S. insurers and with global insurance groups and local companies in particular areas in which they are active.
     As a result of the reduction of the credit ratings of AIG and its subsidiaries, uncertainty relating to AIG’s financial condition and AIG’s asset disposition plan, AIG’s businesses have faced and continue to face intense competition to retain existing customers and to maintain business with existing customers and counterparties at historical levels. Further, AIG has been and continues to be at a significant disadvantage in certain markets in soliciting new customers. Although surrender rates have begun to stabilize, AIG expects these difficult conditions to continue for the foreseeable future.
     Competition is also intense for key employees. The announced asset dispositions, limitations placed by the American Recovery and Reinvestment Act of 2009 and the Special Master for Troubled Asset Relief Program (TARP) Executive Compensation on compensation arrangements and programs, decline in AIG’s common stock price and uncertainty surrounding AIG’s financial condition have adversely affected AIG’s ability to retain and motivate key employees and to attract new employees. It is unclear whether, for the foreseeable future, AIG will be able to create a compensation structure that permits AIG to retain and motivate key employees.
     For a further discussion of the risks relating to retaining existing customers, soliciting new customers and retaining key employees, see item 1A. Risk Factors.
Other Information about AIG
     At December 31, 2009, AIG and its subsidiaries had approximately 96,000 employees.
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     AIG’s Internet address for its corporate website is www.aigcorporate.com. AIG makes available free of charge, through the Investor Information section of AIG’s corporate website, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements on Schedule 14A and amendments to those reports or statements filed or furnished pursuant to Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934 (the Exchange Act) as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the Securities and Exchange Commission (SEC). AIG also makes available on its corporate website copies of the charters for its Audit, Nominating and Corporate Governance and Compensation and Management Resources Committees, as well as its Corporate Governance Guidelines (which include Director Independence Standards), Director, Executive Officer and Senior Financial Officer Code of Business Conduct and Ethics, Employee Code of Conduct and Related-Party Transactions Approval Policy. Except for the documents specifically incorporated by reference into this Annual Report on Form 10-K, information contained on AIG’s website or that can be accessed through its website is not incorporated by reference into this Annual Report on Form 10-K.
Directors and Executive Officers of AIG
     All directors of AIG are elected for one-year terms at the annual meeting of shareholders. In addition, the terms of each of the AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, (AIG Series E Preferred Stock) and the AIG Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, (AIG Series F Preferred Stock) provide for the election of the greater of two additional directors or up to 20 percent of the total number of AIG directors (rounded up after giving effect to the election) upon a failure of AIG to make four quarterly dividend payments, whether or not consecutive. These preferred directors would be elected by a majority of the votes cast by the holder of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock, voting together as a single class. If elected, such preferred directors would hold office until the next annual meeting (or special meeting called to elect directors) or until all dividends payable on all outstanding shares of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock have been declared and paid in full for four consecutive quarters. As of February 17, 2010, the holder of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock had not elected any directors pursuant to the provision, although AIG had failed to make four quarterly dividend payments.
     All executive officers are elected to one-year terms, but serve at the pleasure of the Board of Directors. Except as hereinafter noted, each of the executive officers has, for more than five years, occupied an executive position with AIG or companies that are now its subsidiaries. There are no arrangements or understandings between any executive officer and any other person pursuant to which the executive officer was elected to such position. Prior to joining AIG in August 2009, Mr. Benmosche served as a member of the Board of Directors of Credit Suisse Group since 2002. Mr. Benmosche was former Chairman, President, and Chief Executive Officer of MetLife, a leading provider of insurance and other financial services. Earlier in his career he served as Executive Vice President for PaineWebber, Inc. Mr. Hancock served as Vice Chairman of Key Corp. from January 2008 until joining AIG in February 2010. Mr. Hancock was Managing Director of Trinsum Group, Inc., an asset management and strategic advisory firm from 2007 to January 2008 and President and Co-Founder of Integrated Finance Limited, an asset management and strategic advisory firm from 2002 to 2007. Mr. Russo was Senior Counsel at Patton Boggs LLP prior to joining AIG in February 2010. Mr. Russo served as Executive Vice President and Chief Legal Officer of Lehman Brothers Holdings Inc. for more than five years prior to December 2008. Mr. Wilson spent 18 years with AXA Asia Pacific Holdings Limited, a leading provider of life insurance, wealth management and advice businesses in the Asia-Pacific region, where he held a number of senior management positions until joining AIA as Deputy President in December 2006. In 2007, he was promoted to President and Chief Operating Officer of AIA, and in May 2009 he became Chief Executive Officer and President of AIA Group Limited.
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American International Group, Inc., and Subsidiaries
Set forth below is information concerning the directors and executive officers of AIG as of February 25, 2010.

			Served
			as
			Director
			or
Name	Title	Age	Officer Since

Robert H. Benmosche	Director and Chief Executive Officer	65	2009
Dennis D. Dammerman	Director	64	2008
Harvey Golub	Director and Chairman of the Board of Directors	70	2009
Laurette T. Koellner	Director	55	2009
Christopher S. Lynch	Director	52	2009
Arthur C. Martinez	Director	70	2009
George L. Miles, Jr.	Director	68	2005
Robert S. Miller	Director	68	2009
Suzanne Nora Johnson	Director	52	2008
Morris W. Offit	Director	73	2005
Douglas M. Steenland	Director	58	2009
Peter D. Hancock	Executive Vice President — Finance, Risk and Investments	51	2010
David L. Herzog	Executive Vice President and Chief Financial Officer	50	2005
Rodney O. Martin, Jr.	Executive Vice President — Life Insurance	57	2002
Kristian P. Moor	Executive Vice President — Domestic General Insurance	50	1998
Thomas A. Russo	Executive Vice President — Legal, Compliance, Regulatory Affairs, Government Affairs and General Counsel	66	2010
Nicholas C. Walsh	Executive Vice President — Foreign General Insurance	59	2005
Mark A. Wilson	Executive Vice President — Life Insurance	43	2010
Jay S. Wintrob	Executive Vice President — Domestic Life and Retirement Services	52	1999
William N. Dooley	Senior Vice President — Financial Services	57	1992
Jeffrey J. Hurd	Senior Vice President — Human Resources and Communications	43	2010
Robert E. Lewis	Senior Vice President and Chief Risk Officer	58	1993
Monika M. Machon	Senior Vice President and Chief Investment Officer	49	2009
Brian T. Schreiber	Senior Vice President — Strategic Planning	44	2002

Item 1A.	Risk Factors
     AIG has been significantly and adversely affected by the market turmoil in late 2008 and early 2009, and, despite the recovery in the markets in mid and late 2009, is subject to significant risks, as discussed below. Many of these risks are interrelated and occur under similar business and economic conditions, and the occurrence of certain of them may in turn cause the emergence, or exacerbate the effect, of others. Such a combination could materially increase the severity of the impact on AIG. As a result, should certain of these risks emerge, AIG may need additional support from the U.S. government. Without additional support from the U.S. government, in the future there could exist substantial doubt about AIG’s ability to continue as a going concern. See Management’s Discussion and Analysis of Financial Condition and Results of Operations — Consideration of AIG’s Ability to Continue as a Going Concern and Note 1 to the Consolidated Financial Statements for a further discussion.
     Since September 2008, AIG has been working to protect and enhance the value of its key businesses, to execute an orderly asset disposition plan and to position itself for the future, with the primary goal of enabling it to repay U.S. taxpayers for the support it has received. AIG’s efforts have been and continue to be subject to risks, the most significant of which are the following:
Execution of Restructuring Plan
     A number of factors outside AIG’s control could impair AIG’s ability to implement its asset disposition plan, which is a critical component of AIG’s plan to repay U.S. taxpayers for the support provided under the Credit Facility (FRBNY Credit Facility) provided by the FRBNY under the Credit Agreement, dated as of September 22, 2008 (as amended, the FRBNY
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Credit Agreement), and the TARP preferred stock issued to the Department of the Treasury. AIG’s asset disposition plan could be adversely affected by an inability to complete asset dispositions due to, among other things:
•	an inability of purchasers to obtain funding;
•	a general unwillingness of potential buyers to commit capital;
•	an adverse change in interest rates and borrowing costs; and
•	declines in AIG asset values and deterioration in its businesses.
     Further, AIG may be unable to negotiate favorable terms in connection with asset sales, including with respect to price. As a result, AIG may need to modify its asset disposition plan to sell additional or different assets.
     As part of its restructuring efforts, AIG may need to materially alter its capital structure. In connection with its restructuring efforts, AIG may need to materially alter its current capital structure. This could include the issuance of additional shares of AIG common stock, par value $2.50 per share (AIG Common Stock) or other equity securities that may dilute, perhaps significantly, the current holders of AIG Common Stock.
     The complexity of executing AIG’s asset disposition plan, combined with the challenges of operating AIG’s businesses in the current environment, could place further stress on AIG’s internal controls, increase AIG’s costs and divert the attention of AIG management and employees from their normal duties. The execution of AIG’s asset disposition plan has introduced a large number of complex and non-standard transactions which are placing a strain on existing resources, systems and communication channels. Furthermore, AIG’s employees are operating in an environment where the frequency and uncertainty of developments could decrease the attention devoted to internal controls over financial reporting. Although AIG is taking steps to mitigate these risks, including through the use of third party consultants and advance planning, it is possible that these risks could delay AIG from preparing timely financial statements and making required filings in a timely manner, and otherwise adversely affect AIG’s internal controls over financial reporting.
     The restructuring of AIG’s businesses is a complex undertaking requiring the creation of standalone infrastructure and systems at certain subsidiaries. The duplication of infrastructure and systems will continue to increase AIG’s costs.
Highly Leveraged Capital Structure
     AIG has a highly leveraged capital structure and has significant preferred stock outstanding. As of December 31, 2009, AIG had approximately $141.5 billion of consolidated indebtedness, including $23.4 billion and $4.7 billion outstanding under the FRBNY Credit Facility (all of which is secured indebtedness) and the FRBNY Commercial Paper Funding Facility (CPFF), respectively. In addition, as of the same date, AIG had $41.6 billion and $5.3 billion aggregate liquidation preference of AIG Series E Preferred Stock and AIG Series F Preferred Stock, respectively. The market capitalization of the AIG Common Stock was $4.0 billion as of December 31, 2009 and $3.6 billion at February 17, 2010.
     This highly leveraged capital structure may have several important consequences on AIG’s future operations, including, but not limited to:
•	The obligations of AIG under the AIG Series E Preferred Stock and AIG Series F Preferred Stock are significantly in excess of the market capitalization of the AIG Common Stock, and, in the event of a liquidation, dissolution or winding up of AIG, all of these preferred stock obligations would have to be paid before any payment could be made on the AIG Common Stock. Moreover, AIG may make further drawdowns on the commitment of the Department of the Treasury under the AIG Series F Preferred Stock (the Department of the Treasury Commitment) and thereby increase its preferred stock obligations.

•	AIG does not anticipate paying dividends on the AIG Common Stock in the foreseeable future.

•	The trading market for the AIG Common Stock has been extremely volatile and this volatility may continue for the foreseeable future.
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Liquidity
     AIG parent’s ability to access funds from its subsidiaries is limited. As a holding company, AIG parent depends on dividends, distributions and other payments from its subsidiaries to fund payments due on AIG’s obligations, including its outstanding debt. Further, the majority of AIG’s investments are held by its regulated subsidiaries. In light of AIG’s current financial situation and the retained deficit resulting from the losses recorded in recent quarters, certain of AIG’s regulated subsidiaries have been restricted from making dividend payments, or advancing funds, to AIG, and AIG expects these restrictions to continue. In the case of subsidiaries not currently subject to these restrictions, these subsidiaries may be limited in their ability to make dividend payments or advance funds to AIG in the future because of the need to support their own capital levels.
     In addition, in connection with the execution of the purchase agreement between AIG and AIRCO and the FRBNY, dated June 25, 2009 (AIA Purchase Agreement), and the purchase agreement between AIG and the FRBNY, dated June 25, 2009 (ALICO Purchase Agreement), on December 1, 2009, AIG, the FRBNY and each special purpose vehicle (SPV) entered into limited liability company agreements, which set forth the terms and conditions of the respective parties’ ownership and governance rights in each SPV. Under the terms of these agreements, the AIA SPV and the ALICO SPV may only distribute funds to AIG parent (prior to the payment of the preferred returns and liquidation preferences on the preferred interests in each respective SPV and, in the case of the AIA SPV, a payment of 1 percent of the net income of the AIA SPV to the holders of the preferred interests in the AIA SPV for all fiscal years prior to payment of the preferred return and liquidation preference) in an aggregate amount not to exceed $200 million and $400 million, respectively, per fiscal year.
     These factors may hinder AIG’s ability to access funds that AIG parent may need to make payments on its obligations, including those arising from day-to-day business activities.
     AIG parent’s ability to support its subsidiaries is limited. Historically, AIG has provided capital and liquidity to its subsidiaries to maintain regulatory capital ratios, comply with rating agency requirements and meet unexpected cash flow obligations. More recently, AIG has relied on the FRBNY Credit Facility and the Department of the Treasury Commitment to meet these needs, given AIG’s inability to access its traditional sources of liquidity, including the public debt markets, since the third quarter of 2008. AIG’s current limited access to liquidity may reduce or prevent AIG from providing support to its subsidiaries. If AIG is unable to provide support to a subsidiary having an immediate capital or liquidity need, the subsidiary could become insolvent or, in the case of an insurance subsidiary or other regulated entity, could be seized by its regulator.
     Certain of the investments held by AIG’s subsidiaries are illiquid and/or are difficult to sell, or to sell in significant amounts or at acceptable prices, to generate cash to meet their needs. AIG’s subsidiaries’ investments in certain securities, including certain fixed income securities and certain structured securities, private equity securities, investment partnerships, mortgage loans, flight equipment, finance receivables and real estate are illiquid or may not be disposed of quickly. These asset classes represented approximately 23 percent of the carrying value of AIG’s total consolidated cash and invested assets at December 31, 2009. In addition, the steep decline in the U.S. real estate market and tight credit markets have materially adversely affected the liquidity of other AIG securities portfolios, including its residential and commercial mortgage-related securities and investment portfolios. In the event additional liquidity is required by one or more AIG subsidiaries beyond what can be provided through cash generated by operations or the sale or monetization of their more liquid assets, it may be difficult to generate additional liquidity by selling, pledging or otherwise monetizing the less liquid investments described above.
Credit and Financial Strength Ratings
     Adverse ratings actions regarding AIG’s long-term debt ratings by the major rating agencies would require AIG to post a substantial amount of additional collateral payments pursuant to, and/or permit the termination of, derivative transactions to which AIGFP is a party, which could further adversely affect AIG’s business and its consolidated results of operations, financial condition and liquidity. Additional obligations to post collateral or the costs of assignment, termination or obtaining alternative credit could significantly reduce the amounts then available under the FRBNY Credit Facility and the Department of the Treasury Commitment. Credit ratings estimate a company’s ability to meet its obligations and may
19            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
directly affect the cost and availability to that company of unsecured financing. In the event of a further downgrade of AIG’s long-term senior debt ratings, AIGFP would be required to post additional collateral, and certain of AIGFP’s counterparties would be permitted to elect early termination of contracts.
     For a further discussion of AIG’s liquidity, see Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources and Liquidity — Liquidity.
     It is estimated that as of the close of business on February 17, 2010, based on AIG’s outstanding financial derivative transactions, including those of AIGFP at that date, a one-notch downgrade of AIG’s long-term senior debt ratings to Baa1 by Moody’s Investors Service (Moody’s) and BBB+ by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (S&P), would permit counterparties to make additional collateral calls and permit the counterparties to elect early termination of contracts, resulting in up to approximately $1.8 billion of corresponding collateral postings and termination payments; a two-notch downgrade to Baa2 by Moody’s and BBB by S&P would result in approximately $1.4 billion in additional collateral postings and termination payments above the one-notch downgrade amount; and a three-notch downgrade to Baa3 by Moody’s and BBB- by S&P would result in approximately $0.3 billion in additional collateral postings and termination payments above the two-notch downgrade amount. Additional collateral postings upon downgrade are estimated based on the factors in the individual collateral posting provisions of the Credit Support Annex (CSA) with each counterparty and current exposure as of February 17, 2010. Factors considered in estimating the termination payments upon downgrade include current market conditions, the complexity of the derivative transactions, historical termination experience and other observable market events such as bankruptcy and downgrade events that have occurred at other companies. The actual termination payments could significantly differ from management’s estimates given market conditions at the time of downgrade and the level of uncertainty in estimating both the number of counterparties who may elect to exercise their right to terminate and the payment that may be triggered in connection with any such exercise.
     Adverse rating actions could result in further reductions in credit limits extended to AIG and in a decline in the number of counterparties willing to transact with AIG or its subsidiaries. To appropriately manage risk, AIG needs trading counterparties willing to extend sufficient credit limits to purchase and sell securities, commodities and other assets, as well as to conduct hedging activities. To the extent that counterparties are unwilling to trade with or to extend adequate credit limits to AIG or its subsidiaries, AIG could be exposed to open positions or other unhedged risks, resulting in increased volatility of results and increased losses.
     A downgrade in the Insurer Financial Strength ratings of AIG’s insurance companies could prevent the companies from writing new business and retaining customers and business. Insurer Financial Strength ratings are an important factor in establishing the competitive position of insurance companies. Insurer Financial Strength ratings measure an insurance company’s ability to meet its obligations to contract holders and policyholders, help maintain public confidence in a company’s products, facilitate marketing of products and enhance a company’s competitive position.
     Further downgrades of the Insurer Financial Strength ratings of AIG’s insurance companies may prevent these companies from offering products and services or result in increased policy cancellations or termination of assumed reinsurance contracts. Moreover, a downgrade in AIG’s credit ratings may, under credit rating agency policies concerning the relationship between parent and subsidiary ratings, result in a downgrade of the Insurer Financial Strength ratings of AIG’s insurance subsidiaries.
FRBNY Credit Facility
     The FRBNY Credit Agreement requires AIG to devote significant resources to debt repayment for the foreseeable future, thereby significantly reducing capital available for other purposes. AIG is required to repay the five-year FRBNY Credit Facility primarily using the proceeds from sales of assets, including businesses. Unless otherwise agreed by the FRBNY, the amount available under the FRBNY Credit Facility is generally permanently reduced by the amount of the net cash proceeds from asset dispositions.
     AIG’s significant obligations require it to dedicate all of its net cash proceeds from asset dispositions and a considerable portion of its cash flows from operations to the repayment of the FRBNY Credit Facility, thereby
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American International Group, Inc., and Subsidiaries
reducing the funds available for investment in its businesses. Moreover, because AIG’s debt service obligations are very high, AIG may be more vulnerable to competitive pressures and have less flexibility to plan for or respond to changing business and economic conditions.
     AIG must sell or otherwise dispose of significant assets to service the debt under the FRBNY Credit Facility. AIG must make asset dispositions to repay the borrowings under the FRBNY Credit Facility. A continued delay or inability to effect these dispositions at acceptable prices and on acceptable terms could result in AIG being unable to repay the FRBNY Credit Facility by its maturity date.
     If AIG is not able to repay the FRBNY Credit Facility from the proceeds of asset dispositions and cannot otherwise repay the FRBNY Credit Facility in accordance with its terms, an event of default would result. In such an event, the FRBNY could enforce its security interest in AIG’s pledged collateral. In addition, an event of default or declaration of acceleration under the FRBNY Credit Agreement could also result in an event of default under other agreements. In such an event, AIG would likely not have sufficient liquid assets to meet its obligations under such agreements and could become insolvent.
     Borrowings available to AIG under the FRBNY Credit Facility and drawdowns under the Department of the Treasury Commitment may not be sufficient to meet AIG’s funding needs and additional financing may not be available or could be prohibitively expensive. The inability of AGF or ILFC to raise sufficient liquidity to meet their obligations without support from AIG, additional collateral calls, deterioration in investment portfolios affecting statutory surplus, high surrenders of annuity and other policies, further downgrades in AIG’s credit ratings, catastrophe losses or reserve strengthening, or a further deterioration in AIGFP’s remaining super senior credit default swap portfolio could cause AIG to require additional funding in excess of the borrowings available under the FRBNY Credit Facility and available drawdowns on the Department of the Treasury Commitment. In that event, AIG would be required to find additional financing and new financing sources. Such financing could be difficult, if not impossible, to obtain and, if available, very expensive, and additional funding from the FRBNY, the Department of the Treasury or other government sources may not be available. If AIG is unable to obtain sufficient financing to meet its capital needs, AIG could become insolvent.
     The FRBNY Credit Agreement includes financial and other covenants that impose restrictions on AIG’s financial and business operations. The FRBNY Credit Agreement requires AIG to maintain a minimum aggregate liquidity level and restricts AIG’s ability to make certain capital expenditures. The FRBNY Credit Agreement also restricts the ability of AIG parent and its restricted subsidiaries to incur additional indebtedness, incur liens, merge, consolidate, sell assets, enter into hedging transactions outside the normal course of business, or pay dividends. These covenants could restrict AIG’s business and thereby adversely affect AIG’s results of operations.
     Moreover, if AIG fails to comply with the covenants in the FRBNY Credit Agreement and is unable to obtain a waiver or amendment, an event of default would result. If an event of default were to occur, the FRBNY could, among other things, declare outstanding borrowings under the FRBNY Credit Agreement immediately due and payable and enforce its security interest in AIG’s pledged collateral. In addition, an event of default or declaration of acceleration under the FRBNY Credit Agreement could also result in an event of default under AIG’s other agreements. In such an event, AIG would likely not have sufficient liquid assets to meet its obligations under such agreements and could become insolvent.
Controlling Shareholder
     The AIG Credit Facility Trust, a trust for the sole benefit of the United States Treasury, which is overseen by three trustees, holds a controlling interest in AIG. AIG’s interests and those of AIG’s minority shareholders may not be the same as those of the Trust or the United States Treasury. In accordance with the FRBNY Credit Agreement, in early March 2009, AIG issued 100,000 shares of the AIG Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (AIG Series C Preferred Stock) to the Trust, a trust for the sole benefit of the United States Treasury
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American International Group, Inc., and Subsidiaries
established under the AIG Credit Facility Trust Agreement dated as of January 16, 2009 (as it may be amended from time to time, the Trust Agreement). The AIG Series C Preferred Stock is entitled to:
•	participate in any dividends paid on AIG’s Common Stock, with the payments attributable to the AIG Series C Preferred Stock being approximately 79.8 percent of the aggregate dividends paid on AIG’s Common Stock, treating the AIG Series C Preferred Stock as converted; and

•	to the extent permitted by law, vote with AIG’s Common Stock on all matters submitted to AIG’s shareholders and hold approximately 79.8 percent of the aggregate voting power of AIG’s Common Stock, treating the AIG Series C Preferred Stock as converted.
     The AIG Series C Preferred Stock will remain outstanding even if the FRBNY Credit Facility is repaid in full or otherwise terminates. In addition, upon shareholder approval and the filing with the Delaware Secretary of State of certain amendments to AIG’s Amended and Restated Certificate of Incorporation, the Trust will be able to convert at its option all or a portion of the AIG Series C Preferred Stock into shares of AIG’s Common Stock.
     As a result of its ownership of the AIG Series C Preferred Stock, the Trust is able, subject to the terms of the Trust Agreement and the AIG Series C Preferred Stock, to elect all of AIG’s directors and will be able, to the extent permitted by law, to control the vote on substantially all matters, including:
•	approval of mergers or other business combinations;

•	a sale of all or substantially all of AIG’s assets;

•	issuance of any additional common stock or other equity securities; and

•	other matters that might be favorable to the United States Treasury, but not to AIG’s other shareholders.
     Moreover, the Trust’s ability to cause or prevent a change in control of AIG could also have an adverse effect on the market price of AIG’s Common Stock.
     The Trust may also, subject to the terms of the Trust Agreement and applicable securities laws, transfer all, or a portion of, the AIG Series C Preferred Stock to another person or entity and, in the event of such a transfer, that person or entity could become the controlling shareholder.
     Possible future sales of AIG Series C Preferred Stock or common stock by the Trust could adversely affect the market for AIG Common Stock. Pursuant to the AIG Series C Preferred Stock Purchase Agreement, dated as of March 1, 2009 (the AIG Series C Preferred Stock Purchase Agreement), between the Trust and AIG, AIG has agreed to file a shelf registration statement that will allow the Trust to publicly sell AIG Series C Preferred Stock or any shares of AIG’s Common Stock it receives upon conversion of the AIG Series C Preferred Stock. In addition, the Trust could sell AIG Series C Preferred Stock or shares of AIG’s Common Stock without registration under certain circumstances, such as in a private transaction. Although AIG can make no prediction as to the effect, if any, that such sales would have on the market price of AIG’s Common Stock, sales of substantial amounts of AIG Series C Preferred Stock or AIG’s Common Stock, or the perception that such sales could occur, could adversely affect the market price of AIG’s Common Stock. If the Trust sells or transfers shares of AIG Series C Preferred Stock or AIG’s Common Stock as a block, another person or entity could become AIG’s controlling shareholder.
Market Conditions
     AIG’s businesses, consolidated results of operations and financial condition have been and may continue to be materially and adversely affected by market conditions. AIG’s businesses are highly dependent on the business environment in which they operate. In 2008 and through early 2009, the significant deterioration in worldwide economic conditions materially and adversely affected AIG’s businesses. The global financial crisis resulted in a serious lack of liquidity, highly volatile markets, a steep depreciation in asset values across all classes, an erosion of investor and public confidence, a widening of credit spreads, a lack of price transparency in many markets and the collapse or merger of several prominent financial institutions. Difficult economic conditions also resulted in increased unemployment and a severe decline in business activity across a wide range of industries and regions. While the markets and the business
AIG 2009 Form 10-K            22

American International Group, Inc., and Subsidiaries
environment have generally stabilized and improved in mid and late 2009, asset values for many asset classes have not returned to previous levels and business, and financial and economic conditions, particularly unemployment levels, lending activities and the housing markets, continue to be negatively affected. There can be no assurance that the conditions supporting the recent recovery will continue in the near or long term. If they do not, AIG may be negatively affected in a number of ways, including:
•	declines in the valuation and performance of its investment portfolio;

•	unrealized market valuation losses on its super senior credit default swap portfolio;

•	an inability to implement its asset disposition program, as discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources and Liquidity — AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due — Asset Disposition Plan;

•	increased credit losses;

•	impairments of goodwill and other long-lived assets;

•	an increase in the valuation allowance relating to its deferred tax asset;

•	a decline in new business levels;

•	an increase in policy surrenders and cancellations;

•	a writeoff of deferred policy acquisition costs (DAC); and

•	the ability of current or potential contractual counterparties to execute transactions that are part of AIG’s asset disposition plans.
Reputational Harm
     Adverse publicity and public reaction to events concerning AIG has had and may continue to have a material adverse effect on AIG. Since September 2008, AIG has been the subject of intense scrutiny and extensive comment by the global news media and segments of the public at large in the communities that AIG serves. At times, there has been strong criticism of actions taken by AIG, its management and its employees and of transactions in which AIG has engaged. In a few instances, such as the public reaction over the payment of retention awards to AIGFP employees, this criticism has included harassment of individual AIG employees and public protest affecting AIG facilities.
     This scrutiny and extensive commentary have adversely affected AIG by damaging AIG’s business, reputation and brand among current and potential customers, agents and other distributors of AIG products and services, thereby reducing sales of AIG products and services, and resulting in an increase in AIG policyholder surrenders and non-renewals of AIG policies. This scrutiny and commentary have also undermined employee morale and AIG’s ability to motivate and retain its employees. If this level of criticism continues or increases, AIG’s business may be further adversely affected and its ability to retain and motivate employees further harmed.
Employees
     The limitations on incentive compensation contained in the American Recovery and Reinvestment Act of 2009, and the restrictions placed on compensation by the Special Master for TARP Executive Compensation, may adversely affect AIG’s ability to retain and motivate its highest performing employees. The American Recovery and Reinvestment Act of 2009 (Recovery Act) contains restrictions on bonus and other incentive compensation payable to the five executives named in a company’s proxy statement and the next twenty highest paid employees of companies receiving TARP funds. Pursuant to the Recovery Act, the Office of the Special Master for TARP Executive Compensation (Special Master) issued Determination Memorandum with respect to AIG’s named executive officers (except for the Chief Executive Officer) and twenty highest paid employees, and reviewed AIG’s compensation arrangements for its next 75 most highly compensated employees and issued a Determination Memorandum on their compensation structures, which
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placed significant new restrictions on their compensation as well. Historically, AIG has embraced a pay-for-performance philosophy. Based on the limitations placed on incentive compensation by the Determination Memoranda issued by the Special Master, it is unclear whether, for the foreseeable future, AIG will be able to create a compensation structure that permits AIG to retain and motivate its most senior and most highly compensated employees and other high performing employees who become subject to the purview of the Special Master. An inability of AIG to retain and motivate its highest performing employees may affect its ability to stabilize its businesses, execute its asset disposition and restructuring activities and prepare and make required filings in a timely manner with the SEC and other federal, state and foreign regulators.
     A loss of key AIGFP employees could prevent an orderly wind-down of AIGFP’s businesses and portfolios, lead to potentially significant losses and could adversely affect AIG’s internal control over financial reporting. In light of, among other things, the negative publicity surrounding the retention payments to AIGFP employees, a number of key employees have left AIGFP. Moreover, substantially all of the last installment of the AIGFP retention awards has been paid. Going forward, the lack of further retention incentives may adversely affect AIG’s ability to retain AIGFP personnel to complete the process of unwinding AIGFP’s businesses. While AIGFP continues to wind down its business in an orderly manner, the loss of additional key employees could adversely affect AIG’s ability to effectively wind down AIGFP and AIG’s internal control over financial reporting, notwithstanding the additional consulting resources retained at AIGFP during 2009. Although AIG views the large-market risk books at AIGFP as generally well hedged, except for credit risk, maintaining the hedges requires continuous monitoring and adjustment. If AIGFP loses the key employees who are familiar with and know how to hedge these positions, gaps in hedging could result in significant losses to AIGFP. AIG relies upon the knowledge and experience of the AIGFP employees involved in the financial reporting process for the effective and timely preparation of required filings and financial statements and operation of internal controls. In addition, AIGFP’s portfolios contain a significant number of complex transactions that are difficult to understand and manage. It would not be practical to replace all the key AIGFP traders and risk managers who oversee these complex transactions if these employees were to leave AIGFP. Personal knowledge of these trades and the unique systems at AIGFP is critical to an effective wind-down of AIGFP’s businesses and portfolios. Furthermore, in the current economic environment, any perceived disruption in AIGFP’s ability to conduct business, such as one that would result from the departure of these key employees, could cause parties to limit or cease trading with AIGFP, which would further adversely affect AIGFP’s ability to cost-effectively hedge its positions and its effort to wind down its businesses and portfolios.
     Because of the decline in the value of equity awards previously granted to employees, and the uncertainty surrounding AIG’s asset disposition program, AIG may be unable to retain key employees. AIG relies upon the knowledge and talent of its employees to successfully conduct business. The decline in AIG’s Common Stock price has dramatically reduced the value of equity awards previously granted to its key employees. Also, the announcement of proposed asset dispositions has resulted in competitors seeking to hire AIG’s key employees. Retention programs have assisted AIG in keeping key employees, but there can be no assurance that newly adopted compensation programs will provide similar retentive benefits. A loss of key employees could reduce the value of AIG’s businesses and impair its ability to effect a successful restructuring plan.
     A loss of key employees in AIG’s financial reporting process could prevent AIG from making required filings and preparing financial statements on a timely basis and otherwise could adversely affect its internal controls. AIG relies upon the knowledge and experience of the employees involved in the financial reporting process for the effective and timely preparation of required filings and financial statements and operation of internal controls. If these employees depart, AIG may not be able to replace them with individuals having comparable knowledge and experience. Retention programs have assisted AIG in keeping key employees, but there can be no assurance that newly adopted compensation programs will provide similar retentive benefits.
     Conflicts of interest may arise as AIG implements its asset disposition plan. AIG relies on certain key employees to operate its businesses during the asset disposition period, to provide information to prospective buyers and to maximize the value of businesses to be divested. The successful completion of the asset disposition plan could be adversely affected by any conflict of interests arising as a result of the asset disposition process between AIG, which is generally interested in maximizing the proceeds from an asset disposition, and its employees, who may be focused on obtaining employment from the acquiror.
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American International Group, Inc., and Subsidiaries
     Employee error and misconduct may be difficult to detect and prevent and may result in significant losses. Losses may result from, among other things, fraud, errors, failure to document transactions properly or to obtain proper internal authorization or failure to comply with regulatory requirements, both generally, and during the asset disposition process. There have been a number of highly publicized cases involving fraud or other misconduct by employees in the financial services industry in recent years, and AIG runs the risk that employee misconduct could occur. It is not always possible to deter or prevent employee misconduct, and the controls that AIG has in place to prevent and detect this activity may not be effective in all cases. This risk may be heightened by AIG’s asset disposition program since employees who perceive that they will lose their jobs may engage in intentional misconduct or simply fail to comply with AIG’s reporting requirements.
Policyholder Behavior
     AIG’s policyholders and agents and other distributors of AIG’s insurance products have expressed significant concerns in the wake of announcements by AIG of adverse financial results. Many of AIG’s businesses depend upon the financial stability (both actual and perceived) of AIG parent. Concerns that AIG or its subsidiaries may not be able to meet their obligations have negatively affected AIG’s businesses in many ways, including:
•	requests by customers to withdraw funds from AIG under annuity and certain life insurance contracts;

•	a refusal by independent agents, brokers and banks to continue to offer AIG products and services;

•	a refusal of counterparties, customers or vendors to continue to do business with AIG; and

•	requests by customers and other parties to terminate existing contractual relationships.
     Continued economic uncertainty, additional adverse results or a lack of confidence in AIG and AIG’s businesses may cause AIG customers, agents and other distributors to cease or reduce their dealings with AIG, turn to competitors or shift to products that generate less income for AIG. Although AIG has announced its intent to refocus its business and certain AIG subsidiaries are rebranding themselves in an attempt to overcome a perception of instability, AIG cannot be sure that such efforts will be successful in attracting or maintaining clients.
Concentration of Investments and Exposures
     Concentration of AIG’s investment portfolios in any particular segment of the economy may have adverse effects. AIG’s results of operations have been adversely affected and may continue to be adversely affected by a concentration in residential mortgage-backed, commercial mortgage-backed and other asset-backed securities and commercial mortgage loans. AIG also has significant exposures to financial institutions and, in particular, to money center and global banks. These types of concentrations in AIG’s investment portfolios could have an adverse effect on the value of these portfolios and consequently on AIG’s consolidated results of operations and financial condition. While AIG seeks to mitigate this risk by having a broadly diversified portfolio, events or developments that have a negative effect on any particular industry, asset class, group of related industries or geographic region may have a greater adverse effect on the investment portfolios to the extent that the portfolios are concentrated. Furthermore, AIG’s ability to sell assets relating to such particular groups of related assets may be limited if other market participants are seeking to sell at the same time.
     Concentration of AIG’s insurance and other risk exposures may have adverse effects. AIG seeks to manage the risks to which it is exposed as a result of the insurance policies, derivatives and other obligations that it undertakes to customers and counterparties by monitoring the diversification of its exposures by exposure type, industry, geographic region, counterparty and otherwise and by using reinsurance, hedging and other arrangements to limit or offset exposures that exceed the limits it wishes to retain. In certain circumstances, or with respect to certain exposures, such risk management arrangements may not be available on acceptable terms, or AIG’s exposure in absolute terms may be so large that even slightly adverse experience compared to AIG’s expectations may cause a material adverse effect on AIG’s consolidated financial condition or results of operations.
Casualty Insurance Underwriting and Reserves
     Casualty insurance liabilities are difficult to predict and may exceed the related reserves for losses and loss expenses. Although AIG regularly reviews the adequacy of the established Liability for unpaid claims and claims adjustment
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expense and conducts an extensive analysis of its reserves at each year end, there can be no assurance that AIG’s loss reserves will not develop adversely and have a material adverse effect on AIG’s results of operations. For example, in the fourth quarter of 2009, AIG’s general insurance operations recorded a $2.3 billion reserve strengthening charge. Estimation of ultimate net losses, loss expenses and loss reserves is a complex process for long-tail casualty lines of business, which include excess and umbrella liability, D&O, professional liability, medical malpractice, workers’ compensation, general liability, products liability and related classes, as well as for asbestos and environmental exposures. Generally, actual historical loss development factors are used to project future loss development. However, there can be no assurance that future loss development patterns will be the same as in the past. Moreover, any deviation in loss cost trends or in loss development factors might not be discernible for an extended period of time subsequent to the recording of the initial loss reserve estimates for any accident year. Thus, there is the potential for reserves with respect to a number of years to be significantly affected by changes in loss cost trends or loss development factors that were relied upon in setting the reserves. These changes in loss cost trends or loss development factors could be attributable to changes in inflation or in the judicial environment, or in other social or economic phenomena affecting claims, such as the effects that the recent disruption in the credit markets could have on reported claims under D&O or professional liability coverages. For a further discussion of AIG’s loss reserves, including the fourth quarter 2009 charge relating to an increase in the net loss and loss adjustment reserves, see Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Segment Results — General Insurance Operations — Liability for unpaid claims and claims adjustment expense.
Risk Management
     AIG is exposed to a number of significant risks, and AIG’s risk management policies, processes and controls may not be effective in mitigating AIG’s risk exposures in all market conditions and to all types of risk. The major risks to which AIG is exposed include credit risk, market risk, including credit spread risk, operational risk, liquidity risk and insurance risk. AIG’s risk management policies, tools and processes have in the past been ineffective and could be ineffective in the future as well. A failure of AIG’s risk management could materially and adversely affect AIG’s consolidated results of operations, liquidity or financial condition, result in regulatory action or litigation or further damage AIG’s reputation. For a further discussion of AIG’s risk management process and controls, see Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Management.
     Operational risks of asset dispositions. AIG is exposed to various operational risks associated with the dispositions of subsidiaries and the resulting restructuring of AIG at the business and corporate levels. These risks include the ability to deconsolidate systems and processes of divested operations without adversely affecting AIG, the ability of AIG to fulfill its obligations under any transition separation agreements agreed upon with buyers, the ability of AIG to downsize the corporation as dispositions are accomplished and the ability of AIG to continue to provide services previously performed by divested entities.
     AIGFP wind-down risks. An orderly and successful wind-down of AIGFP’s businesses and portfolios is subject to numerous risks, including market conditions, counterparty willingness to transact or terminate transactions with AIGFP and the retention of key personnel. An orderly and successful wind-down will also depend on the stability of AIG’s credit ratings. Further downgrades of AIG’s credit ratings likely would have an adverse effect on the wind-down of AIGFP’s businesses and portfolios.
Regulatory Capital Credit Default Swap Portfolio
     A deterioration in the credit markets may cause AIG to recognize unrealized market valuation losses in AIGFP’s regulatory capital super senior credit default swap portfolio in future periods which could have a material adverse effect on AIG’s consolidated financial condition or consolidated results of operations. Moreover, depending on how the extension of the Basel I capital floors is implemented, the period of time that AIGFP remains at risk for such deterioration could be significantly longer than anticipated by AIGFP.
     A total of $150.0 billion in net notional amount of the super senior credit default swap (CDS) portfolio of AIGFP as of December 31, 2009, represented derivatives written for financial institutions, principally in Europe, which AIG understands to have been originally written primarily for the purpose of providing regulatory capital relief rather than
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American International Group, Inc., and Subsidiaries
for arbitrage purposes. The net fair value of the net derivative asset for these CDS transactions was $116 million at December 31, 2009.
     The regulatory benefit of these transactions for AIGFP’s financial institution counterparties is generally derived from the terms of the Capital Accord of the Basel Committee on Banking Supervision (Basel I) that existed through the end of 2007 and which is in the process of being replaced by the Revised Framework for the International Convergence of Capital Measurement and Capital Standards issued by the Basel Committee on Banking Supervision (Basel II). It was originally expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory capital benefit from these CDS transactions, except in a small number of specific instances. However, the Basel Committee recently announced that it has agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame. AIGFP continues to reassess the expected maturity of this portfolio. As of December 31, 2009, AIGFP estimated that the weighted average expected maturity of the portfolio was 1.35 years.
     The nature of the information provided or otherwise available to AIGFP with respect to the underlying assets in each regulatory capital CDS transaction is not consistent across all transactions. Furthermore, in a majority of corporate loan transactions and all of the residential mortgage transactions, the pools are blind, meaning that the identities of obligors are not disclosed to AIGFP. In addition, although AIGFP receives periodic reports on the underlying asset pools, virtually all of the regulatory capital CDS transactions contain confidentiality restrictions that preclude AIGFP’s public disclosure of information relating to the underlying referenced assets. AIGFP analyzes the information regarding the performance and credit quality of the underlying pools of assets required to make its own risk assessment and to determine any changes in credit quality with respect to such pools of assets. While much of this information received by AIGFP cannot be aggregated in a comparable way for disclosure purposes because of the confidentiality restrictions and the inconsistency of the information, it does provide a sufficient basis for AIGFP to evaluate the risks of the portfolio and to determine a reasonable estimate of fair value.
     Given the current performance of the underlying portfolios, the level of subordination and AIGFP’s own assessment of the credit quality of the underlying portfolio, as well as the risk mitigants inherent in the transaction structures, AIGFP does not expect that it will be required to make payments pursuant to the contractual terms of those transactions providing regulatory capital relief. AIGFP will continue to assess the valuation of this portfolio and monitor developments in the marketplace. Given the potential for further significant deterioration in the credit markets and the risk that AIGFP’s expectations with respect to the termination of these transactions by its counterparties may not materialize, there can be no assurance that AIG will not recognize unrealized market valuation losses from this portfolio in future periods. Depending on how the extension of the Basel I capital floors is implemented, AIG could also remain at risk for a significantly longer period of time than originally anticipated. Moreover, given the size of the credit exposure, a decline in the fair value of this portfolio could have a material adverse effect on AIG’s consolidated results of operations for an individual reporting period or to AIG’s consolidated financial condition.
Adjustments to Deferred Policy Acquisition Costs for Life Insurance and Retirement Services Companies
     Interest rate fluctuations, increased surrenders, investment returns and other events may require AIG subsidiaries to accelerate the amortization of deferred policy acquisition costs (DAC) which could adversely affect AIG’s consolidated financial condition or results of operations. DAC represents the costs that vary with and are related primarily to the acquisition of new and renewal insurance and annuity contracts. When interest rates rise or customers lose confidence in a company, policy loans and policy surrenders and withdrawals of life insurance policies and annuity contracts may increase as policyholders seek to buy products with perceived higher returns or more stability, requiring AIG subsidiaries to accelerate the amortization of DAC. To the extent such amortization exceeds surrender or other charges earned upon surrender and withdrawals of certain life insurance policies and annuity contracts, AIG’s results of operations could be negatively affected.
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     DAC for both insurance-oriented and investment-oriented products, as well as retirement services products is reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If the actual emergence of future profitability were to be substantially lower than estimated, AIG could be required to accelerate its DAC amortization and such acceleration could adversely affect AIG’s results of operations. For a further discussion of DAC, see Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Estimates and Notes 1 and 9 to the Consolidated Financial Statements.
Catastrophe Exposures
     The occurrence of catastrophic events could adversely affect AIG’s consolidated financial condition or results of operations. The occurrence of events such as hurricanes, earthquakes, pandemic disease, acts of terrorism and other catastrophes could adversely affect AIG’s consolidated financial condition or results of operations, including by exposing AIG’s businesses to the following:
•	widespread claim costs associated with property, workers’ compensation, mortality and morbidity claims;

•	loss resulting from the value of invested assets declining to below the amount required to meet policy and contract liabilities; and

•	loss resulting from actual policy experience emerging adversely in comparison to the assumptions made in the product pricing related to mortality, morbidity, termination and expenses.
Reinsurance
     Reinsurance may not be available or affordable. AIG subsidiaries are major purchasers of reinsurance and utilize reinsurance as part of AIG’s overall risk management strategy. Reinsurance is an important risk management tool to manage transaction and insurance line risk retention and to mitigate losses that may arise from catastrophes. Market conditions beyond AIG’s control determine the availability and cost of the reinsurance purchased by AIG subsidiaries. For example, reinsurance may be more difficult to obtain after a year with a large number of major catastrophes. Accordingly, AIG may be forced to incur additional expenses for reinsurance or may be unable to obtain sufficient reinsurance on acceptable terms, in which case AIG would have to accept an increase in exposure risk, reduce the amount of business written by its subsidiaries or seek alternatives.
     Reinsurance subjects AIG to the credit risk of its reinsurers and may not be adequate to protect AIG against losses. Although reinsurance makes the reinsurer liable to the AIG subsidiary to the extent the risk is ceded, it does not relieve the AIG subsidiary of the primary liability to its policyholders. Accordingly, AIG bears credit risk with respect to its subsidiaries’ reinsurers to the extent not mitigated by collateral or other credit enhancements. A reinsurer’s insolvency or inability or refusal to make timely payments under the terms of its agreements with the AIG subsidiaries could have a material adverse effect on AIG’s results of operations and liquidity. For additional information on AIG’s reinsurance, see Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Management — Insurance Risk Management — Reinsurance.
Regulation
     AIG is subject to extensive regulation in the jurisdictions in which it conducts its businesses, and recent regulatory actions have made it challenging for AIG to continue to engage in business in the ordinary course. AIG’s operations around the world are subject to regulation by different types of regulatory authorities, including insurance, securities, investment advisory, banking and thrift regulators in the United States and abroad. AIG’s operations have become more diverse and consumer-oriented, increasing the scope of regulatory supervision and the possibility of intervention. In light of AIG’s liquidity issues beginning in the third quarter of 2008, AIG and its regulated subsidiaries have been subject to intense review and supervision around the world. Regulators have taken significant steps to protect the businesses of the entities they regulate. These steps have included:
•	restricting or prohibiting the payment of dividends to AIG parent and its subsidiaries;

•	restricting or prohibiting other payments to AIG parent and its subsidiaries;
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•	requesting additional capital contributions from AIG parent;

•	requesting that intercompany reinsurance reserves be covered by assets locally;

•	restricting the business in which the subsidiaries may engage;

•	requiring pre-approval of all proposed transactions between the regulated subsidiaries and AIG parent or any affiliate; and

•	requiring more frequent reporting, including with respect to capital and liquidity positions.
     These and other actions have made it challenging for AIG to continue to maintain focus on its businesses and engage in business in the ordinary course. AIG does not expect these conditions to change in the foreseeable future.
     Requirements of the USA PATRIOT Act, the Office of Foreign Assets Control, and similar laws that apply to AIG may expose AIG to significant penalties. The operations of certain of AIG’s subsidiaries are subject to laws and regulations, including the USA PATRIOT Act of 2001, which requires companies to know certain information about their clients and to monitor their transactions for suspicious activities. In addition, the Department of the Treasury’s Office of Foreign Assets Control administers regulations requiring U.S. persons to refrain from doing business, or allowing their clients to do business through them, with certain organizations or individuals on a prohibited list maintained by the U.S. government or with certain countries. The United Kingdom, the European Union and other jurisdictions maintain similar laws and regulations. Although AIG has instituted compliance programs to address these requirements, there are inherent risks in global transactions such as those engaged in by AIG and its subsidiaries.
     Proposed regulations may affect AIG’s operations, financial condition and ability to compete effectively. Legislators and regulators have recently put forward various proposals that may impact the profitability of certain of AIG’s businesses or even its ability to conduct certain businesses at all, including proposals relating to restrictions on the type of activities in which financial institutions are permitted to engage and the size of financial institutions, and proposals to impose additional taxes on a limited subset of financial institutions and insurance companies (either based on size, activities, geography, government support or other criteria). It is unclear how these and other such proposals would apply to AIG or its competitors or how they could impact AIG’s consolidated results of operations, financial condition, and ability to compete effectively.
Foreign Operations
     Foreign operations expose AIG to risks that may affect its operations, liquidity and financial condition. AIG provides insurance, investment and other financial products and services to both businesses and individuals in more than 130 countries and jurisdictions. A substantial portion of AIG’s General Insurance business and all of its Foreign Life Insurance & Retirement Services business is conducted outside the United States. Operations outside the United States, particularly those in developing nations, may be affected by regional economic downturns, changes in foreign currency exchange rates, political upheaval, nationalization and other restrictive government actions, which could also affect other AIG operations.
     The degree of regulation and supervision in foreign jurisdictions varies. Generally, AIG, as well as its subsidiaries operating in such jurisdictions, must satisfy local regulatory requirements. Licenses issued by foreign authorities to AIG subsidiaries are subject to modification and revocation. Thus, AIG’s insurance subsidiaries could be prevented from conducting future business in certain of the jurisdictions where they currently operate. Adverse actions from any single country could adversely affect AIG’s results of operations, liquidity and financial condition depending on the magnitude of the event and AIG’s financial exposure at that time in that country.
Legal Proceedings
     Significant legal proceedings may adversely affect AIG’s results of operations. AIG is party to numerous legal proceedings, including securities class actions and regulatory or governmental investigations. Due to the nature of the litigation, the lack of precise damage claims and the type of claims made against AIG, AIG cannot currently quantify its ultimate or maximum liability for these actions. It is possible that developments in these unresolved matters could have a material adverse effect on AIG’s consolidated financial condition or consolidated results of operations for an
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individual reporting period. For a discussion of these unresolved matters, see Note 15 to the Consolidated Financial Statements.
Use of Estimates
     If actual experience differs from management’s estimates used in the preparation of financial statements, AIG’s consolidated results of operations or financial condition could be adversely affected. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the application of accounting policies that often involve a significant degree of judgment. AIG considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those described in Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Estimates. These accounting estimates require the use of assumptions, some of which are highly uncertain at the time of estimation. Additionally, the recoverability of deferred tax assets depends primarily on AIG achieving its estimated values for all or a portion of AIA and ALICO, as well as certain other transactions. The failure to receive the estimated values or to effect such transactions could result in AIG recording a charge resulting in a reduction, possibly material, of the net deferred tax asset. Further, such transactions could result in a goodwill or other long-lived asset impairment charge. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the consolidated financial statements.
Aircraft Suppliers
     There are limited suppliers of aircraft and engines. The supply of jet transport aircraft, which ILFC purchases and leases, is dominated by two airframe manufacturers, Boeing and Airbus, and a limited number of engine manufacturers. As a result, ILFC is dependent on the manufacturers’ success in remaining financially stable, producing aircraft and related components which meet the airlines’ demands, both in type and quantity, and fulfilling their contractual obligations to ILFC. Competition between the manufacturers for market share is intense and may lead to instances of deep discounting for certain aircraft types that could negatively affect ILFC’s competitive pricing.
Item 1B. Unresolved Staff Comments
     There are no material unresolved written comments that were received from the SEC staff 180 days or more before the end of AIG’s fiscal year relating to AIG’s periodic or current reports under the Exchange Act.
Item 2. Properties
     AIG and its subsidiaries operate from approximately 1,730 offices in the United States, 54 in Puerto Rico, 7 in Canada and numerous offices in over 100 foreign countries. The offices in Greensboro and Winston-Salem, North Carolina; Amarillo, Ft. Worth and Houston, Texas; Wilmington, Delaware; San Juan, Puerto Rico; Livingston, New Jersey; Terre Haute and Evansville, Indiana; Nashville, Tennessee; Stevens Point, Wisconsin; Barstow and Riverside, California; 175 Water Street in New York, New York; and offices in more than 30 foreign countries and jurisdictions including Bermuda, Chile, Hong Kong, the Philippines, Japan, the U.K., Singapore, Malaysia, Taiwan and Thailand are located in buildings owned by AIG and its subsidiaries. The remainder of the office space utilized by AIG and its subsidiaries is leased.
Item 3. Legal Proceedings
     For a discussion of legal proceedings, see Note 15(a) to the Consolidated Financial Statements, which is incorporated herein by reference.
Item 4. Submission of Matters to a Vote of Security Holders
     There were no matters submitted to a vote of security holders during the fourth quarter of 2009.
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Part II
Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities
     AIG Common Stock is listed on the New York Stock Exchange, as well as on the stock exchanges in Ireland and Tokyo.
The following table presents the high and low closing sale prices on the New York Stock Exchange Composite Tape and the dividends paid per share of AIG Common Stock for each quarter of 2009 and 2008, in all cases, as adjusted for the reverse common stock split:

	2009			2008
			Dividends			Dividends
	High	Low	Paid	High	Low	Paid

First quarter	$34.80	$7.00	$-	$1,186.40	$796.00	$4.00
Second quarter	40.20	21.00	-	980.80	529.20	4.00
Third quarter	50.23	9.48	-	602.00	41.00	4.40
Fourth quarter	45.90	28.06	-	80.00	27.00	-

     The approximate number of record holders of common stock as of January 29, 2010 was 56,028.
     Under the FRBNY Credit Facility, AIG is restricted from paying dividends on the AIG Common Stock. Morever, pursuant to terms of each of the AIG Series E Preferred Stock and AIG Series F Preferred Stock, AIG is not able to declare or pay any cash dividends on the AIG Common Stock or on any AIG preferred stock ranking junior to such series of preferred stock for any period until dividends on each of the AIG Series E Preferred Stock and AIG Series F Preferred Stock have been paid for such period. AIG has not paid dividends on the AIG Series E Preferred Stock and AIG Series F Preferred Stock outstanding in 2009 and no dividends have been paid on the AIG Common Stock since the third quarter of 2008. In addition, AIG did not pay any dividends on the AIG Series D Preferred Stock while it was outstanding.
     For a discussion of certain restrictions on the payment of dividends to AIG by some of its insurance subsidiaries, see Item 1A. Risk Factors — Liquidity — AIG parent’s ability to access funds from its subsidiaries is limited, and Note 16 to the Consolidated Financial Statements.
     AIG’s table of equity compensation plans previously approved by security holders and equity compensation plans not previously approved by security holders will be included in the definitive proxy statement for AIG’s 2010 Annual Meeting of Shareholders, which will be filed with the SEC no later than 120 days after the close of AIG’s fiscal year pursuant to Regulation 14A.
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Performance Graph
     The following Performance Graph compares the cumulative total shareholder return on AIG Common Stock for a five-year period (December 31, 2004 to December 31, 2009) with the cumulative total return of the S&P’s 500 stock index (which includes AIG) and a peer group of companies consisting of nine insurance companies to which AIG compares its business and operations: ACE Limited, Aflac Incorporated, The Chubb Corporation, The Hartford Financial Services Group, Inc., Lincoln National Corporation, MetLife, Inc., Prudential Financial, Inc., The Travelers Companies, Inc. and XL Capital Ltd.
FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURNS
Value of $100 Invested on December 31, 2004

	As of December 31,
	2004	2005	2006	2007	2008	2009

AIG	$100.00	$104.85	$111.19	$91.47	$2.66	$2.54
S&P 500	100.00	104.91	121.48	128.16	80.74	102.11
Peer Group	100.00	122.98	142.29	148.63	86.00	100.36

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Item 6. Selected Financial Data
The Selected Consolidated Financial Data should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Consolidated Financial Statements and accompanying notes included elsewhere herein.

Years Ended December 31,
(in millions, except per share data)	2009(a)	2008(a)	2007(a)	2006(a)	2005(a)

Revenues(b):
Premiums and other considerations	$64,702	$78,564	$74,753	$69,565	$65,588
Net investment income	25,239	11,433	30,051	27,612	24,480
Net realized capital gains (losses)	(6,854)	(52,705)	(3,501)	62	601
Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio	1,418	(28,602)	(11,472)	-	-
Other income	11,499	(1,794)	13,801	9,687	12,060
Total revenues	96,004	6,896	103,632	106,926	102,729
Benefits, claims and expenses:
Policyholder benefits and claims incurred	61,436	58,839	62,452	57,052	60,834
Policy acquisition and other insurance expenses(c)	20,674	26,284	19,819	19,003	17,310
Interest expense(d)	15,369	17,007	4,751	3,657	2,572
Restructuring expenses and related asset impairment and other expenses	1,386	804	-	-	-
Net loss on sale of divested businesses	1,271	-	-	-	-
Other expenses(c)	9,516	10,490	8,476	6,224	7,143
Total benefits, claims and expenses	109,652	113,424	95,498	85,936	87,859
Income (loss) from continuing operations before income tax expense (benefit) and cumulative effect of change in accounting principles(b)(e)(f)	(13,648)	(106,528)	8,134	20,990	14,870
Income tax expense (benefit)(g)	(1,878)	(8,894)	1,267	6,368	4,224
Income (loss) from continuing operations before cumulative effect of change in accounting principles	(11,770)	(97,634)	6,867	14,622	10,646
Income (loss) from discontinued operations, net of tax	(543)	(2,753)	621	528	309
Net income (loss)	(12,313)	(100,387)	7,488	15,150	10,955
Net income (loss) attributable to AIG	(10,949)	(99,289)	6,200	14,048	10,477

Earnings per common share attributable to AIG:
Basic
Income (loss) from continuing operations before cumulative effect of change in accounting principles	(86.30)	(737.12)	43.40	103.60	78.43
Income (loss) from discontinued operations	(4.18)	(19.73)	4.58	3.87	2.26
Cumulative effect of change in accounting principles, net of tax	-	-	-	0.26	-
Net income (loss) attributable to AIG	(90.48)	(756.85)	47.98	107.73	80.69
Diluted
Income (loss) before cumulative effect of change in accounting principles	(86.30)	(737.12)	43.17	103.07	77.63
Income (loss) from discontinued operations	(4.18)	(19.73)	4.56	3.85	2.23
Cumulative effect of change in accounting principles, net of tax	-	-	-	0.26	-
Net income (loss) attributable to AIG	(90.48)	(756.85)	47.73	107.18	79.86
Dividends declared per common share	-	8.40	15.40	13.00	12.60

Year-end balance sheet data:
Total investments	601,165	636,912	829,468	767,812	665,166
Total assets	847,585	860,418	1,048,361	979,414	851,847
Commercial paper and other short-term debt(h)	4,739	15,718	13,114	13,028	9,208
Long-term debt(i)	136,733	177,485	162,935	135,650	100,641
Total AIG shareholders’ equity	69,824	52,710	95,801	101,677	86,317
Total equity	$98,076	$60,805	$104,273	$107,037	$90,076

33            AIG 2009 Form 10-K

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(a)	Certain reclassifications have been made to prior period amounts to conform to the current period presentation. See Note 1 to the Consolidated Financial Statements.

(b)	In 2009, 2008, 2007, 2006, and 2005, includes other-than-temporary impairment charges on investments of $7.8 billion, $48.6 billion, $4.6 billion, $912 million, and $572 million, respectively. Also 2009, 2008, 2007, 2006 and 2005 results include gains (losses) from hedging activities that did not qualify for hedge accounting treatment, including the related foreign exchange gains and losses, of $1.2 billion, $(3.7) billion, $(1.4) billion, $(1.9) billion, and $2.4 billion, respectively, in revenues and in income from continuing operations before income tax expense. These amounts result primarily from interest rate and foreign currency derivatives that are effective economic hedges of investments and borrowings.

(c)	Includes goodwill impairment charges of $81 million and $3.3 billion, respectively, in Policy acquisition and other insurance expenses and $612 million and $791 million, respectively, in Other expenses for 2009 and 2008.

(d)	In 2009 and 2008, includes $10.4 billion and $11.4 billion, respectively, of interest expense on the FRBNY Credit Facility which was comprised of $8.4 billion and $9.3 billion, respectively, of amortization on the prepaid commitment fee asset associated with the FRBNY Credit Facility and $2.0 billion and $2.1 billion, respectively, of accrued compounding interest.

(e)	Includes catastrophe-related losses of $53 million in 2009, $1.8 billion in 2008, $276 million in 2007, and $3.28 billion in 2005.

(f)	Reduced by fourth quarter charges of $2.3 billion in 2009 and $1.8 billion in 2005 related to the annual review of General Insurance loss and loss adjustment reserves. In 2006 and 2005, includes charges related to changes in estimates for asbestos and environmental reserves of $198 million, and $873 million, respectively.

(g)	In 2008, includes a $20.6 billion valuation allowance to reduce AIG’s deferred tax asset to an amount AIG believes is more likely than not to be realized, and a $4.8 billion deferred tax expense attributable to the potential sale of foreign businesses. In 2009, includes a $2.9 billion valuation allowance to reduce AIG’s deferred tax asset to an amount AIG believes is more likely than not to be realized.

(h)	Includes borrowings of $2.7 billion and $2.0 billion for AIGFP (through Curzon Funding LLC, AIGFP’s asset-backed commercial paper conduit) and AIG Funding, respectively, under the CPFF at December 31, 2009 and $6.8 billion, $6.6 billion and $1.7 billion for AIGFP (through Curzon Funding LLC), AIG Funding and ILFC, respectively, at December 31, 2008.

(i)	Includes that portion of long-term debt maturing in less than one year. See Note 14 to the Consolidated Financial Statements.
     See Note 1(y) to the Consolidated Financial Statements for effects of adopting new accounting standards.
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American International Group, Inc., and Subsidiaries
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
     Throughout this Management’s Discussion and Analysis of Financial Condition and Results of Operations, AIG presents its operations in the way it believes will be most meaningful. Underwriting profit (loss) is utilized to report results for AIG’s General Insurance operations and pre-tax income (loss) before net realized capital gains (losses) is utilized to report result for AIG’s life insurance and retirement services operations as these measures enhance the understanding of the underlying profitability of the ongoing operations of these businesses and allow for more meaningful comparisons with AIG’s insurance competitors. AIG has also incorporated into this discussion a number of cross-references to additional information included throughout this Annual Report on Form 10-K to assist readers seeking additional information related to a particular subject.
Cautionary Statement Regarding Forward-Looking Information
     This Annual Report on Form 10-K and other publicly available documents may include, and AIG’s officers and representatives may from time to time make, projections and statements which may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections and statements may address, among other things:
•	the outcome of the completed transactions with the Federal Reserve Bank of New York (FRBNY) and the United States Department of the Treasury (Department of the Treasury);
35            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
•	the number, size, terms, cost, proceeds and timing of dispositions and their potential effect on AIG’s businesses, financial condition, results of operations, cash flows and liquidity (and AIG at any time and from time to time may change its plans with respect to the sale of one or more businesses);

•	AIG’s long-term business mix which will depend on the outcome of AIG’s asset disposition program;

•	AIG’s exposures to subprime mortgages, monoline insurers and the residential and commercial real estate markets;

•	the separation of AIG’s businesses from AIG parent company;

•	AIG’s ability to retain and motivate its employees; and

•	AIG’s strategy for customer retention, growth, product development, market position, financial results and reserves.
     It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the anticipated results and financial condition indicated in these projections and statements. Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections and statements include:
•	a failure to close transactions contemplated in AIG’s restructuring plan;

•	developments in global credit markets; and

•	such other factors as discussed throughout this Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Item 1A. Risk Factors of this Annual Report on Form 10-K.
     AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projection or other statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.
Executive Overview
     AIG reports the results of its operations through four reportable segments: General Insurance, Domestic Life Insurance & Retirement Services, Foreign Life Insurance & Retirement Services, and Financial Services. AIG evaluates performance based on pre-tax income (loss), excluding results from discontinued operations and net gains (losses) on sales of divested businesses because AIG believes that this provides more meaningful information on how its operations are performing.
•	General Insurance – branded as Chartis in July 2009, is comprised of multiple line companies writing substantially all lines of property and casualty insurance and various personal lines both domestically and abroad.

•	Domestic Life Insurance & Retirement Services – branded as SunAmerica Financial Group in December 2009, AIG’s Domestic Life Insurance businesses offer a broad range of protection products, including individual term and universal life insurance, and group life and health products. In addition, Domestic Life Insurance offers a variety of payout annuities, which include single premium immediate annuities, structured settlements and terminal funding annuities. Domestic Retirement Services businesses offer group retirement products and individual fixed and variable annuities. Certain previously acquired closed blocks and other fixed and variable annuity blocks that have been discontinued are reported as “runoff” annuities. Domestic Retirement Services also maintains a runoff block of Guaranteed Investment Contracts (GICs) that were written in (or issued to) the institutional market place prior to 2006.

•	Foreign Life Insurance & Retirement Services – provides insurance and investment-oriented products such as whole and term life, investment linked, universal life and endowments, personal accident and health products, group products including pension, life and health, and fixed and variable annuities.

•	Financial Services – engages in diversified activities, including commercial aircraft and equipment leasing, capital markets operations, consumer finance and insurance premium financing, both in the United States and abroad.
AIG 2009 Form 10-K            36

American International Group, Inc., and Subsidiaries
     With the announced sale of AIG’s investment advisory and third party Institutional Asset Management business (excluding the Global Real Estate investment management business), AIG will no longer benefit from the management fee and carried interest cash flows from these businesses, but the sale will reduce operating costs related to AIG’s asset management activities. Asset Management is no longer considered a reportable segment, and the results for the Institutional Asset Management businesses and the Matched Investment Program (MIP), which is in run-off, are presented as a Noncore business in AIG’s Other operations category. In addition, results for certain brokerage service, mutual fund, GIC and other asset management activities previously reported in the Asset Management segment are now included in the Domestic Life Insurance & Retirement Services segment. Results for prior periods have been revised accordingly.
     AIG has entered into several important transactions and relationships with the FRBNY, the AIG Credit Facility Trust (together with its trustees, acting in their capacity as trustees, the Trust) and the Department of the Treasury. As a result of these arrangements, AIG is controlled by the Trust, which was established for the sole benefit of the United States Treasury.
     Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan, and position itself for the future.
     The discussion that follows should be read in conjunction with the Consolidated Financial Statements and accompanying notes included elsewhere herein.
Priorities for 2010
     AIG is focused on the following priorities for 2010:
•	continued stabilization and strengthening of AIG’s businesses;

•	realize additional progress in restructuring and asset disposition initiatives to enable repayment of amounts outstanding under the FRBNY Credit Facility provided by the FRBNY under the Credit Agreement, dated as of September 22, 2008 (as amended, the FRBNY Credit Agreement), between AIG and the FRBNY;

•	execute plans to realize value from dispositions of interests in American International Assurance Company, Ltd. (AIA) and American Life Insurance Company (ALICO);

•	further wind-down of AIG’s exposure to certain financial products and derivatives trading activities; and

•	address funding needs of International Lease Finance Corporation (ILFC) and American General Finance, Inc. (AGF) and explore alternative restructuring opportunities.
2009 Financial Overview
     Global financial markets continued their recovery in the second half of 2009, as investors returned to equity and bond markets. This optimism, not yet accompanied by a robust economic recovery, produced a strong rally in bond, equity and commodity markets. Cash accumulated by investors in 2008 and early 2009 continued to flow out of short-term money market accounts and into higher yielding assets, creating investment demand in excess of available new supply in many sectors. While securitized mortgage products participated to a degree in the rally, particularly in desirable tranches of well-collateralized transactions, the commercial mortgage and equity real estate sectors continue to lag.
     The improved market environment noted above contributed to the substantial reduction in the loss from continuing operations before income taxes, which declined to $13.6 billion in 2009 compared to $106.5 billion in 2008. The following significant drivers also contributed to this improvement:
•	the 2008 period included non-credit impairments (i.e., severity losses) throughout the year that are no longer required for fixed maturity securities due to the adoption of the new other-than-temporary impairments accounting standard commencing in the second quarter of 2009. Additionally, other-than-temporary
37            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
impairments declined from the 2008 period due to improved market conditions. See Note 6 to the Consolidated Financial Statements; and Investments — Other-Than-Temporary Impairments;

•	unrealized market valuation gains of $1.4 billion in 2009 related to AIGFP’s super senior credit default swap portfolio compared to unrealized market valuation losses of $28.6 billion in 2008 due to the substantial decline in outstanding net notional amount resulting from the termination of contracts in the fourth quarter of 2008 associated with the Maiden Lane III transaction (ML III) as well as the narrowing of corporate credit spreads. See Note 6 to the Consolidated Financial Statements; and

•	a $3.4 billion decline in goodwill impairment charges.
     Additionally, the net loss in 2009 decreased due to $25.4 billion of deferred tax expense recorded in 2008 associated with the potential sale of foreign businesses and valuation allowances.
Fourth Quarter 2009 Net Loss
     AIG incurred a net loss attributable to AIG of $8.9 billion during the fourth quarter of 2009. This loss resulted primarily from the following:
•	total FRBNY interest and amortization expense of $6.2 billion ($4.0 billion after tax), including accelerated amortization of $5.2 billion ($3.4 billion after tax) in connection with the $25 billion reduction in outstanding balance and maximum lending commitment under the FRBNY Credit Facility as a result of the issuance of preferred interests;

•	a loss recognized on the pending sale of Nan Shan of $2.8 billion ($1.5 billion after tax), reported in discontinued operations;

•	increases in Commercial Insurance loss reserves on certain long-tail casualty classes of business totaling $2.3 billion ($1.5 billion net of tax); and

•	a valuation allowance change of $2.7 billion for tax benefits not presently recognizable, including those shown above.
     For a complete discussion of financial results, see Consolidated Results and Segment Results.
2010 Business Outlook
     During 2009, AIG took steps to prepare AIA and ALICO for possible divestiture in initial public offerings or by third party sale, depending on market conditions and subject to customary regulatory approvals. In furtherance of that goal, the Hong Kong Stock Exchange was chosen as the listing venue for any initial public offering of AIA, and AIG has been in discussions with a third party regarding the potential sale of ALICO. The final determination on divestiture strategies for these companies remains subject to AIG Board approval and market conditions. A sale of ALICO, which is a component of the Japan & Other reporting unit, would require AIG to assess whether any of the $4.7 billion of goodwill associated with the reporting unit was impaired. See Critical Accounting Estimates — Goodwill Impairment for a discussion of management’s approach to testing goodwill for impairment.
     AIG’s strategy going forward is to focus on its leading global general insurance business and its domestic and certain foreign life insurance and retirement services businesses, while at the same time addressing liquidity and risk issues within the Financial Services segment.
     AIG has completed several transactions with the FRBNY and continues to execute its plans for repaying the FRBNY Credit Facility. AIG has incurred, and may continue to incur, significant additional restructuring-related charges, such as additional accelerated amortization expense related to the prepaid commitment asset and additional material write-offs of deferred taxes, goodwill and other long-lived assets.
     Continued difficult market conditions have caused a decline in the value of certain private equity and real estate assets held for investment purposes, resulting in impairment charges. The persistence of the troubled global economy driven by tight credit markets and high unemployment will likely continue to adversely affect pre-tax income in future
AIG 2009 Form 10-K            38

American International Group, Inc., and Subsidiaries
periods. Management continues to assess value declines and the permanence of such declines. These market conditions have also adversely affected the ability to pay or refinance maturing debt obligations in the private equity and real estate portfolios.
     On June 10, 2009, the Department of the Treasury issued regulations implementing the compensation limits of the American Recovery and Reinvestment Act of 2009. These regulations restrict the amount of bonus and other incentive compensation that a company receiving TARP funds may pay to certain employees. For AIG these limits apply to the five executives named in AIG’s proxy statement and the next twenty highest paid employees of AIG (the Top 25). The regulations also created the Office of Special Master for TARP Executive Compensation (Special Master), which is responsible for interpreting and applying the compensation regulations. AIG is required to obtain the Special Master’s approval of the compensation of the Top 25, and the compensation structure of AIG’s executive officers and AIG’s next 26 to 100 most highly compensated employees and executive officers (the Top 100). The Special Master has issued Determination Memoranda covering the Top 25 and Top 100. These Determination Memoranda place significant new conditions on the compensation of these employees, and the conditions in the Determination Memoranda may impair AIG’s ability to retain and motivate them. See Item 1A. Risk Factors — Employees for a further discussion of this risk.
General Insurance
     Given current insurance capital levels and the relatively benign 2009 catastrophe season, the overall expectation is that both property and casualty market pricing will continue to decline in 2010. While rate change has become more stable in recent quarters, Chartis does not expect this trend to continue in 2010. In addition, overall economic conditions have decreased the volume of ratable exposures (i.e., asset values, payrolls and sales), which has had a corresponding negative impact on overall market premium base. Given these factors, AIG expects organic modest gross and net premium growth in 2010, driven by growth in Foreign General Insurance.
     In 2010, Chartis expects to continue to execute capital management initiatives begun in 2009 by enhancing its Enterprise Risk Management function; developing broad-based risk appetite guidelines for its operating units; and executing underwriting and reinsurance strategies to improve capital ratios, increase return on equity by line of business and reduce exposure to certain businesses where inadequate pricing and increased loss trends may exist.
     Chartis U.S. expects overall gross written premiums to remain consistent with 2009 levels. However, its business mix is expected to continue to change, reflecting capital management initiatives. Net written premiums may decline as Chartis U.S. modifies its reinsurance program to be consistent with its capital management initiatives.
     Gross written premiums for Chartis International are expected to grow more substantially in 2010, due in large part to its existing presence in emerging markets and its anticipated increased stake in The Fuji Fire & Marine Insurance Company Limited which would require consolidation of its operations into AIG.
Domestic Life Insurance & Retirement Services
     AIG expects sales and deposits to gradually recover in 2010-2011 as market conditions improve, AIG ratings remain stable, negative AIG publicity subsides, rebranding efforts take hold and distribution is reinstated at additional financial institutions.
     Domestic Life Insurance & Retirement Services companies maintained higher liquidity in 2008 and 2009 which negatively affected net investment income results. As such cash balances are reinvested into longer term securities in 2010-2011, AIG expects investment yields to gradually improve.
Foreign Life Insurance & Retirement Services
     AIG expects that sales of foreign life investment-oriented products will continue to be lower than historic levels due to the lingering negative effects of AIG events on third party financial institution distribution networks, primarily in Japan and the U.K. and that sales of risk-based insurance products will continue to improve, particularly in Asia.
39            AIG 2009 Form 10-K

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     AIA and ALICO have experienced improved operating conditions and are expected to continue to improve as the rebranding initiatives and revitalization of their agency and direct marketing distribution networks continues.
Financial Services
Capital Markets
     AIGFP continued unwinding its businesses and portfolios during 2009, and these activities are expected to continue in 2010. During 2009, AIGFP reduced the notional amount of its derivative portfolio by 41 percent, from $1.6 trillion at December 31, 2008 to $940.7 billion at December 31, 2009. AIGFP reduced the number of its outstanding trade positions by approximately 18,900, from approximately 35,000 at December 31, 2008 to approximately 16,100 at December 31, 2009. In connection with these activities, AIGFP has disaggregated its portfolio of existing transactions into a number of separate “books” and has developed a plan for addressing each book, including assessing each book’s risks, risk mitigation options, monitoring metrics and certain implications of various potential outcomes. Each plan has been reviewed by a steering committee whose membership includes senior executives of AIG. The plans are subject to change as efforts progress and as conditions in the financial markets evolve, and they contemplate, depending on the book in question, alternative strategies, including sales, assignments or other transfers of positions, terminations of positions, and/or run-offs of positions in accordance with existing terms. Execution of these plans is overseen by a transaction approval process involving senior members of AIGFP’s and AIG’s respective management groups as specific actions entail greater liquidity and financial consequences. Successful execution of these plans is subject, to varying degrees depending on the transactions of a given book, to market conditions and, in many circumstances, counterparty negotiation and agreement.
     As a consequence of its wind-down strategy, AIGFP is entering into new derivative transactions only to hedge its current portfolio, reduce risk and hedge the currency, interest rate and other market risks associated with its affiliated businesses. AIGFP has already reduced the size of certain portions of its portfolio, including effecting a substantial reduction in credit derivative transactions in respect of multi-sector collateralized debt obligations (CDOs) in connection with ML III, a sale of its commodity index business, termination and sale of its activities as a foreign exchange prime broker, and sale and other disposition of its energy/infrastructure investment portfolio.
     Due to the long-term duration of many of AIGFP’s derivative contracts and to the complexity of AIGFP’s portfolio, AIG expects that an orderly wind-down will take a substantial period of time. The cost of executing the wind-down will depend on many factors, many of which are not within AIGFP’s control, including market conditions, AIGFP’s access to markets via market counterparties, the availability of liquidity and the potential implications of further rating downgrades. In addition, the Determination Memorandum issued by the Special Master places significant new restrictions on the compensation of AIGFP employees included in the Top 25 and Top 100 and may impair AIGFP’s ability to retain these employees and negatively impact the wind-down of AIGFP’s business.
ILFC
     Given the current market conditions and ILFC’s current limited access to unsecured debt markets, new aircraft purchases may be limited for the foreseeable future. In addition, these market conditions are creating downward pressures that are slowing the growth of ILFC’s operating margins. ILFC is currently seeking secured financing and is exploring sales of aircraft portfolios to investors to meet its financial and operating obligations. These secured financings will increase ILFC’s composite interest rate, which will put further downward pressure on its operating margins, and any aircraft sales would likely result in a loss, which, depending on the size and composition of the portfolio, could be significant. In addition, sales of large portfolios of aircraft will likely increase the average age of ILFC’s fleet and impact future operating margins.
     If ILFC’s sources of liquidity are not sufficient to meet its contractual obligations as they become due over the next twelve months, ILFC will seek additional funding from AIG, which funding would be subject to AIG receiving the consent of the FRBNY.
AIG 2009 Form 10-K            40

American International Group, Inc., and Subsidiaries
AGF
     Since the events of September 2008, AGF’s traditional borrowing sources, including its ability to issue unsecured debt in the capital markets, have remained unavailable, and AGF does not expect them to become available in the near future. AGF’s liquidity concerns, dependency on AIG, results of its operations and the uncertainty regarding the availability of support from AIG have negatively impacted its credit ratings.
     In addition to finance receivable collections, AGF is exploring additional initiatives to meet its financial and operating obligations. These initiatives include additional on-balance sheet securitizations, portfolio sales, and expense reductions. During 2009, AGF closed 200 branch offices, reduced retail sales financing operations, reduced its number of employees by approximately 1,400 through reductions in force and attrition, and sold $1.9 billion of finance receivables held for sale. In July 2009, AGF securitized $1.9 billion of real estate loans and received $967 million in cash proceeds.
     If AGF’s sources of liquidity are not sufficient to meet its contractual obligations as they become due over the next twelve months, AGF will seek additional funding from AIG, which funding would be subject to AIG receiving the consent of the FRBNY.
Significant Events in 2009
Consummation of the AIA and ALICO SPV Transactions
     On December 1, 2009, AIG and the FRBNY completed two transactions pursuant to which AIG transferred to the FRBNY noncontrolling, nonvoting, callable, preferred equity interests (Preferred Interests) in two newly-formed special purpose vehicles (SPVs) in exchange for a $25 billion reduction of the balance outstanding and the maximum credit available under the FRBNY Credit Facility, which resulted in $5.2 billion of accelerated amortization of a portion of the prepaid commitment asset. Each SPV has (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary (AIA in one case and ALICO in the other). AIG owns all of the voting common equity interests of each SPV. AIG’s purpose for entering into these agreements was to position AIA and ALICO for initial public offerings or third-party sale, depending on market conditions and subject to customary regulatory approvals. An equally important objective of the transactions was to enhance AIG’s capitalization consistent with rating agency requirements in order to complete its restructuring plan and repay the support it has received from the FRBNY and the Department of the Treasury. The Preferred Interests are redeemable at the option of AIG and are transferable at the FRBNY’s discretion. In the event the board of managers of either SPV initiates a public offering, liquidation or winding up or a voluntary sale, the proceeds must be distributed to the Preferred Interests until the Preferred Interests’ redemption value has been paid. The redemption value of the Preferred Interests is the liquidation preference, which includes any undistributed preferred returns through the redemption date, and the amount of distributions that the Preferred Interests would receive in the event of a 100 percent distribution to all the common and Preferred Interest holders at the redemption date.
     The Preferred Interests entitle the FRBNY to veto rights over certain significant actions by the SPVs and provide the FRBNY with certain rights including the right to compel the SPVs to use their best efforts to take certain actions, including an initial public offering or a sale of the SPVs or the businesses held by the SPVs. After December 1, 2010, and prior thereto with the concurrence of the trustees of Trust, the FRBNY can compel the holders of the common interests to sell those interests should the FRBNY decide to sell its preferred interests. Following an initial public offering, the FRBNY will have the right to exchange its Preferred Interests for common shares of the publicly-traded entity.
     The Preferred Interests in the AIA SPV have an initial liquidation preference of $16 billion and have the right to a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. If the preferred return is not distributed, the amount is added to the Preferred Interests’ liquidation preference. The AIA Preferred Interests participate in one percent of net income after the preferred return. The AIA Preferred Interests are also entitled to a one percent participation right of any residual value after (i) the AIA preferred return, (ii) the participation right of one percent of AIA’s net income, (iii) the liquidation preference on all Preferred Interests has been paid and (iv) the holders of the common interests (currently AIG) have received,
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American International Group, Inc., and Subsidiaries
including any ordinary course distributions, the sum of (i) $9 billion and (ii) the amount of any additional capital contributions other than the initial capital contribution. AIG is entitled to receive 99 percent of the remaining residual value from the disposition of AIA by the SPV.
     The Preferred Interests in the ALICO SPV consist of senior and junior preferred interests with liquidation preferences of $1 billion and $8 billion, respectively. The junior and senior preferred interests have a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. If the preferred return is not distributed, the amount is added to the Preferred Interests’ liquidation preference. The junior preferred interests participate in five percent of any residual value after the liquidation preference and the preferred return for the then-current quarter on the senior and junior preferred interests have been paid and the holders of the common interests (currently AIG) have received, including any ordinary course distributions, the sum of (i) $6 billion and (ii) the amount of any additional capital contributions other than the initial capital contribution. The senior preferred interests do not have a participating return. AIG is entitled to receive 95 percent of the remaining residual value from the disposition of ALICO by the SPV. See Note 16 to the Consolidated Financial Statements for further discussion.
Exchange of AIG Series D Preferred Stock for AIG Series E Preferred Stock
     On April 17, 2009, AIG entered into a Securities Exchange Agreement (the AIG Series E Exchange Agreement) with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of AIG’s Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share (AIG Series D Preferred Stock), for 400,000 shares of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (AIG Series E Preferred Stock). See Note 16 to the Consolidated Financial Statements for further discussion.
Department of the Treasury Commitment
     On April 17, 2009, AIG entered into a Securities Purchase Agreement with the Department of the Treasury, pursuant to which (i) AIG issued to the Department of the Treasury (a) 300,000 shares of AIG Series F Preferred Stock, and (b) the warrant (AIG Series F Warrant) to purchase 150 shares of AIG common stock, par value $2.50 per share, and (ii) the Department of the Treasury agreed to provide up to $29.835 billion (the Department of the Treasury Commitment) in exchange for increases in the liquidation preference of the AIG Series F Preferred Stock. See Note 16 to the Consolidated Financial Statements for further discussion.
Modification of FRBNY Credit Facility
     On April 17, 2009, AIG and the Board of Governors of the Federal Reserve System entered into an Amendment No. 3 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to remove the minimum 3.5 percent LIBOR borrowing rate floor, and permit the issuance by AIG of the AIG Series E Preferred Stock, the AIG Series F Preferred Stock and the AIG Series F Warrant to the Department of the Treasury.
     On December 1, 2009, AIG and the FRBNY entered into an Amendment No. 4 to the FRBNY Credit Agreement in order to, among other things:
•	provide for the consummation of the AIA and ALICO transactions with the FRBNY; and

•	reduce the outstanding balance of the FRBNY Credit Agreement and the maximum amount available to be borrowed thereunder by $25 billion.
Issuance of AIG Series C Preferred Stock
     On March 4, 2009, AIG issued to the Trust 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (AIG Series C Preferred Stock), pursuant to the Series C Perpetual, Convertible, Participating Preferred Stock Purchase Agreement, dated as of March 1, 2009 (the AIG Series C Purchase Agreement), between the Trust and AIG, for an aggregate purchase price of $500,000, with an
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American International Group, Inc., and Subsidiaries
understanding that additional and independently sufficient consideration was also furnished to AIG by the FRBNY Credit Facility under the FRBNY Credit Agreement.
     See Note 1 to the Consolidated Financial Statements for further information on the transactions in the proceeding paragraphs and Note 16 to the Consolidated Financial Statements for information on additional transactions completed in 2009.
Life Insurance Securitizations
     The previously contemplated life insurance securitization transaction with the FRBNY is no longer being pursued by AIG.
Consideration of AIG’s Ability to Continue as a Going Concern
     In connection with the preparation of this Annual Report on Form 10-K, management has assessed whether AIG has the ability to continue as a going concern (See Note 1 to the Consolidated Financial Statements). In making this assessment, AIG has considered:
•	The commitment of the U.S. government to continue to work with AIG to maintain its ability to meet its obligations as they come due;

•	AIG’s liquidity-related actions and plans to stabilize its businesses and repay the debt outstanding under the FRBNY Credit Facility;

•	The level of AIG’s realized and unrealized losses and the negative impact of these losses in shareholders’ equity and on the capital levels of AIG’s insurance subsidiaries;

•	The additional capital provided or committed through the Department of the Treasury Commitment;

•	The completion on December 1, 2009 of the transactions contemplated by Purchase Agreement between AIG, AIRCO and the FRBNY dated June 25, 2009 (AIA Purchase Agreement) and the Purchase Agreement between AIG and the FRBNY dated June 25, 2009 (ALICO Purchase Agreement);

•	The planned sales of significant subsidiaries;

•	The continuing liquidity issues in certain of AIG’s businesses and AIG’s actions to address such issues; and

•	The substantial risks to which AIG is subject.
     In considering these items, management made significant judgments and estimates with respect to the potentially adverse financial and liquidity effects of AIG’s risks and uncertainties. Management also assessed other items and risks arising in AIG’s businesses and made reasonable judgments and estimates with respect thereto. After consideration, management believes that it will have adequate liquidity to finance and operate AIG’s businesses and continue as a going concern for at least the next twelve months.
     It is possible that the actual outcome of one or more of management’s plans could be materially different or that one or more of management’s significant judgments or estimates about the potential effects of the risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If additional support is not available in such circumstances, there could be substantial doubt about AIG’s ability to operate as a going concern.
Capital Resources and Liquidity
Liquidity
FRBNY Credit Facility
     At February 17, 2010, AIG had outstanding net borrowings under the FRBNY Credit Facility of $21 billion, with a remaining available amount of $14 billion, and accrued compounding interest and fees of $5.5 billion. As a result of
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the AIA and ALICO transactions on December 1, 2009, there was a $25 billion reduction in the outstanding balance of the FRBNY Credit Facility and the maximum amount available to be borrowed thereunder. The net borrowings as of December 31, 2009 and February 17, 2010 were reduced by $1.6 billion of loans extended from AGF to AIG. AIG expects that these loans will be repaid to support AGF’s liquidity as needed. Net borrowings under the FRBNY Credit Facility increased by approximately $3.1 billion from December 31, 2009 to February 17, 2010, with these proceeds primarily used to repay $3.5 billion of commercial paper outstanding under the FRBNY Commercial Paper Funding Facility (CPFF) for AIG Funding and Curzon Funding LLC.
The following table summarizes net borrowings outstanding and remaining available amount that can be borrowed under the FRBNY Credit Facility:

	Inception Through
	December 31,	December 31,	Increase
	2009	2008	(Decrease)

Net borrowings:
Loans to AIGFP for collateral postings, GIA and other debt maturities	$50,605	$46,997	$3,608
AIGFP repayments to AIG	(8,903)	(4,093)	(4,810)
Capital contributions and loans to insurance companies(a)	23,329	20,850	2,479
Repayment of obligations to securities lending program	3,160	3,160	—
Repayment of intercompany loans	1,528	1,528	—
Contributions to AIGCFG subsidiaries(b)	222	1,672	(1,450)
Loans to ILFC	3,900	—	3,900
Debt payments	5,448	2,109	3,339
Issuance of preferred interests in AIA LLC and ALICO LLC	(25,000)	—	(25,000)
Funding of equity interest in ML III	5,000	5,000	—
Repayment from the proceeds of the issuance of AIG Series D Preferred Stock and common stock warrant	(40,000)	(40,000)	—
Other(c)	(1,389)	(423)	(966)

Net borrowings	17,900	36,800	(18,900)

Total FRBNY Credit Facility	35,000	60,000	(25,000)

Remaining available amount	17,100	23,200	(6,100)

Net borrowings	17,900	36,800	(18,900)
Accrued compounding interest and fees(d)	5,535	3,631	1,904

Total balance outstanding	$23,435	$40,431	$(16,996)

(a)	Includes securities lending activities.

(b)	Includes repayments and sales of subsidiaries.

(c)	Includes repayments with proceeds from the CPFF, tax refunds, loans from AGF to AIG discussed above and drawdowns under the Department of the Treasury Commitment, which had not yet been utilized.

(d)	Excludes interest payable of $2 million and $8 million at December 31, 2009 and 2008, respectively, which was included in Other liabilities.
Department of the Treasury Commitment
     The Department of the Treasury Commitment allows AIG to draw down funds in exchange for increases in the liquidation preference of the AIG Series F Preferred Stock. See Note 16 to the Consolidated Financial Statements for further discussion.
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American International Group, Inc., and Subsidiaries
The following table summarizes drawdown activity and amount remaining available under the Department of the Treasury Commitment:

Inception Through
(in millions)	December 31, 2009*

Drawdowns:
Capital contributions to insurance companies	$1,389
Intercompany purchase of ILFC equity ownership	2,722
UGC related restructuring transactions	1,132
Temporary paydown of FRBNY Credit Facility	101

Total drawdowns	5,344
Original availability under commitment	29,835

Remaining available amount	$24,491

*	From January 1, 2010 through February 17, 2010, AIG had requested a draw down of an additional $2.2 billion under the Department of the Treasury Commitment principally to improve the risk-based capital ratios of its General Insurance subsidiaries by redeeming securities of affiliates held by those subsidiaries.
     Additional details regarding liquidity sources are included in Liquidity of Parent and Subsidiaries below.
AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due
Future Cash Requirements
     AIG expects that the repayment of future debt maturities and the payment of the preferred returns and liquidation preference on the Preferred Interests will be its primary uses of available cash. The net proceeds from any sale, initial public offering or other monetization of AIA and ALICO will first be used to pay the Preferred Interests.
The following table summarizes the maturing debt of AIG and its subsidiaries for the next four quarters:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
(in millions)	2010	2010	2010	2010	Total

ILFC	$738	$1,476	$2,052	$2,492	$6,758
AGF *	729	573	5,142	106	6,550
AIG Matched Investment Program	500	—	897	834	2,231
AIGFP	924	460	273	246	1,903
AIG	889	—	—	500	1,389
Other	36	25	516	24	601

Total	$3,816	$2,534	$8,880	$4,202	$19,432

*	American General Finance, Inc. On July 9, 2009, AGF converted the $2.45 billion of loans that it had previously drawn on its 364-Day Syndicated Facility into one-year term loans. AIG has provided a capital support agreement for the benefit of the lenders of these termed-out loans, which must be repaid by July 9, 2010.
     AIG’s plans for meeting these maturing obligations are as follows:
•	ILFC’s sources of liquidity available to meet these needs include future cash flows from operations, aircraft sales, and potentially additional secured financing arrangements (see Liquidity of Parent and Subsidiaries below). If ILFC does not receive sufficient secured financing, AIG expects that ILFC’s current borrowings and future cash flows from operations, including aircraft sales, may be inadequate to permit ILFC to meet its existing obligations. AIG is exploring restructuring opportunities for ILFC. AIG intends to provide support to ILFC through February 28, 2011 to the extent that secured financing, aircraft sales and other sources of funds are not sufficient to meet liquidity needs.

•	AGF anticipates that its primary sources of liquidity will be customer receivable collections and additional on-balance sheet securitizations and, to a lesser extent, portfolio sales (see Liquidity of Parent and
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American International Group, Inc., and Subsidiaries
Subsidiaries — Financial Services — AGF below). In addition, AIG is exploring restructuring opportunities for AGF. AIG intends to provide support to AGF through February 28, 2011, to the extent that asset sales, securitizations and/or other transactions are not sufficient to meet AGF’s liquidity needs.

•	Debt maturities for the MIP are expected to be funded through cash flows generated from invested assets (principal and interest) as well as the sale or financing of the asset portfolios in the program. In addition, as a result of AIG’s restructuring activities, AIG expects to utilize assets from its noncore businesses and subsidiaries to provide future cash flow enhancement and help the MIP meet its maturing debt obligations.

•	Approximately $1.4 billion of AIGFP’s debt maturities through December 31, 2010 are fully collateralized, with assets backing the corresponding liabilities, which AIGFP expects will reduce the net amount of cash required to repay the maturing debt. However, in addition to the cash requirements shown above for AIGFP, Curzon Funding LLC, an AIGFP asset-backed commercial paper conduit and Nightingale Finance LLC, a structured investment vehicle sponsored, but not consolidated by AIGFP, had $1.2 billion and $1.1 billion, respectively, of commercial paper outstanding under the CPFF at February 17, 2010, all of which matures in April 2010. AIGFP intends to repay this commercial paper at maturity, which is expected to lead to an increase in borrowings under the FRBNY Credit Facility.

•	AIG expects to meet its debt maturities primarily through the cash flows from, and the disposition of, assets supporting these obligations as well as through borrowings under the FRBNY Credit Facility. In addition, AIG also expects to collect dividends, distributions and other payments from certain subsidiaries to fund payments on its obligations. Additional liquidity is also available under the Department of the Treasury Commitment.
     In the future, AIG may need to provide additional capital support for its subsidiaries. AIG has developed certain plans (described below), some of which have already been implemented, to provide stability to its businesses and to provide for the timely repayment of the FRBNY Credit Facility.
Asset Disposition Plan
     Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan, and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated.
Sales of Businesses and Specific Asset Dispositions
     Dispositions of certain businesses will be subject to regulatory approval. Proceeds from dispositions, to the extent they do not represent capital of AIG’s insurance subsidiaries required for regulatory or ratings purposes, are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments unless otherwise agreed with the FRBNY.
     During 2009 and through February 17, 2010, AIG entered into agreements to sell or completed the sale of operations and assets, excluding AIGFP assets, that had aggregate assets and liabilities with carrying values of $88.1 billion and $71.3 billion, respectively, at December 31, 2009 or the date of sale or, in the case of Transatlantic, deconsolidation. These transactions are expected to generate approximately $5.6 billion of aggregate net cash proceeds that will be available to repay outstanding borrowings and reduce the maximum lending commitment under the FRBNY Credit Facility, after taking into account taxes, transaction expenses, settlement of intercompany loan facilities, and capital required to be retained for regulatory or ratings purposes. Gains and losses recorded in connection with the dispositions of businesses include estimates that are subject to subsequent adjustment. Based on the transactions thus far, AIG does not believe that such adjustments will be material to future results of operations or cash flows.
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American International Group, Inc., and Subsidiaries
     These transactions included the following:
•	On May 28, 2009, AIG completed the sale of its headquarters building in Tokyo for approximately $1.2 billion in cash. Due to AIG’s continued involvement as a lessee, primarily in the form of a lease deposit, through 2011, the sale is accounted for as a financing arrangement with any gain deferred until the expiration of AIG’s lease in early 2011.

•	On June 10, 2009, AIG closed the previously announced secondary public offering of 29.9 million shares of Transatlantic common stock owned by AIG for aggregate proceeds of $1.1 billion. At the close of the public offering, AIG retained 13.9 percent of Transatlantic’s outstanding shares of common stock. As a result, AIG deconsolidated Transatlantic, which resulted in a $1.4 billion reduction in Noncontrolling interests, a component of Total equity.

•	On July 1, 2009, AIG closed the sale of its U.S. auto insurance business, 21st Century Insurance Group (21st Century). This operation had total assets and liabilities with carrying values of $5.7 billion and $3.4 billion, respectively, at June 30, 2009. Aggregate proceeds from the sale of this business, including proceeds applied to repay intercompany loan facilities, were $1.9 billion.

•	On July 28, 2009, AIG completed the sale of a majority of the U.S. life insurance premium finance business of AIG Credit Corp. and A.I. Credit Consumer Discount Company (A.I. Credit), with a carrying value of $941.3 million at that date, for $680 million in cash, including $230 million held in escrow, and an additional $61.2 million if certain future conditions are met.

•	On July 28, 2009, AIG entered into an agreement to combine its consumer finance business in Poland, conducted through AIG Bank Polska S.A., into the Polish consumer finance business of Santander Consumer Finance S.A (SCB). In exchange, AIG will receive equity interest in SCB. At closing, all of the AIG intercompany debt facilities related to these entities will be repaid, and AIG will not be responsible for the future funding of the combined consumer finance businesses. The closing is expected to occur in the first quarter of 2010. This transaction met the criteria for held-for-sale accounting in 2009.

•	On September 5, 2009, AIG entered into an agreement to sell its investment advisory and third party institutional asset management business for total consideration consisting of a cash payment determined at closing based on the net assets of the business being sold plus contingent consideration. This transaction met the criteria for held-for-sale accounting.

•	On October 12, 2009, AIG entered into an agreement to sell its 97.57 percent share of Nan Shan Life Insurance Company, Ltd. (Nan Shan) for approximately $2.15 billion. As a result, Nan Shan qualified as a discontinued operation and met the criteria for held-for-sale accounting in 2009. AIG recognized a $1.5 billion after tax loss on the transaction. See Note 2 to the Consolidated Financial Statements.
AGF Portfolio Sales and Securitization Transaction
     During 2009, AGF received proceeds of $1.9 billion from real estate loan portfolio sales. In addition, on July 30, 2009, AGF issued mortgage-backed certificates in a private securitization transaction of certain AGF real estate loans and received cash proceeds of $967 million.
AIA and ALICO Transactions with the FRBNY
     On December 1, 2009, AIG and the FRBNY completed two transactions pursuant to which AIG transferred to the FRBNY preferred equity interests in newly-formed SPVs in settlement of a portion of the outstanding balance of the FRBNY Credit Facility. Each SPV has (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (AIA in one case and ALICO in the other). AIG owns the common interests of each SPV. In exchange for the preferred equity interests received by the FRBNY, there was a $25 billion reduction in the outstanding balance and maximum lending commitment under the FRBNY Credit Facility. See Note 16 to the Consolidated Financial Statements for further discussion.
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AIGFP Wind-down
     AIGFP is engaged in a multi-step process of unwinding its businesses and portfolios. In connection with that process, certain assets were sold. The proceeds from these sales have been used to fund AIGFP’s wind-down and are not included in the amounts described above under Sales of Businesses and Specific Asset Dispositions. The FRBNY waived the requirement under the FRBNY Credit Agreement that the proceeds of these specific sales be applied as a mandatory prepayment under the FRBNY Credit Facility, which would have resulted in a permanent reduction of the FRBNY’s commitment to lend to AIG. Instead, the FRBNY has given AIGFP permission to retain the proceeds of these completed sales, and has required that such proceeds received from certain future sales be used to voluntarily prepay the FRBNY Credit Facility, with the amounts prepaid available for future reborrowing subject to the terms of the FRBNY Credit Facility. AIGFP is also opportunistically terminating contracts. AIGFP is entering into new derivative transactions only to hedge its current portfolio, reduce risk and hedge the currency, interest rate and other market risks associated with AIG’s affiliated businesses. Due to the long-term duration of AIGFP’s derivative contracts and the complexity of AIGFP’s portfolio, AIG expects that an orderly wind-down of AIGFP will take a substantial period of time. The cost of executing the wind-down will depend on many factors, many of which are not within AIG’s control, including market conditions, AIGFP’s access to markets via market counterparties, the availability of liquidity and the potential implications of further rating downgrades.
     On August 11, 2009, AIGFP completed sales of its energy and infrastructure investment assets, realizing aggregate net proceeds of $619 million and $1.3 billion in 2009 and 2008, respectively.
Liquidity of Parent and Subsidiaries
AIG (Parent)
     The following table presents AIG parent’s sources of liquidity:

	As of
	December 31,	February 17,
(In millions)	2009	2010

Available borrowing under the FRBNY Credit Facility	$17,100	$14,000
Cash and short-term investments	528	287
Available capacity under the Department of the Treasury Commitment	24,491	22,292	*

Total	$42,119	$36,579

*	Reflects AIG’s February 2010 request to draw down $2.2 billion under the Department of the Treasury Commitment principally to improve the risk-based capital ratios of its General Insurance subsidiaries by redeeming securities of affiliates held by those subsidiaries.
     AIG believes that it has sufficient liquidity at the parent level to meet its obligations through at least the next twelve months. However, no assurance can be given that AIG’s cash needs will not exceed projected amounts. The inability of AGF or ILFC to raise sufficient liquidity to meet their obligations without support from AIG, additional collateral calls, deterioration in investment portfolios affecting statutory surplus, higher surrenders of annuities and other policies, further downgrades in AIG’s credit ratings, catastrophic losses or reserve strengthening, or a further deterioration in the super senior credit default swap portfolio may result in significant additional cash needs, or loss of some sources of liquidity, or both. Regulatory and other legal restrictions could limit AIG’s ability to transfer funds freely, either to or from its subsidiaries. (See Item 1A. Risk Factors above.)
     Since the fourth quarter of 2008, AIG has not accessed its traditional sources of long-term or short-term financing through the public debt markets. While no assurance can be given that AIG will be able to access these markets again, AIG has continued to periodically evaluate its ability to access the capital markets.
     Historically AIG depended on dividends, distributions, and other payments from subsidiaries to fund payments on its obligations. In light of AIG’s current financial situation, certain of its regulated subsidiaries are restricted from making dividend payments, or advancing funds, to AIG. As a result, AIG has been dependent on the FRBNY and the Department of the Treasury as its primary sources of liquidity. Primary uses of cash flow are for debt service and subsidiary funding. In 2009, AIG parent collected $2.2 billion in dividends and other payments from subsidiaries (primarily from insurance company subsidiaries), and retired $1.4 billion of debt, excluding MIP and Series AIGFP debt. Excluding MIP and Series AIGFP debt, AIG parent made interest payments totaling $1.8 billion, and made
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American International Group, Inc., and Subsidiaries
$5.7 billion in net capital contributions to subsidiaries in 2009. In addition, during the second quarter of 2009, AIG parent drew down on the Department of the Treasury Commitment in order to make loans totaling $1.2 billion to wholly owned subsidiaries, which in turn were used principally to make capital contributions to insurance companies.
     AIG parent traditionally funded a portion of its short-term working capital needs through commercial paper issued by AIG Funding. Since October 2008, all commercial paper issued for AIG Funding was through the CPFF program. AIG Funding was accepted into the CPFF with a total borrowing limit of $6.9 billion. AIG Funding had approximately $2 billion in commercial paper outstanding at December 31, 2009, which was repaid in January 2010.
General Insurance
     In 2009, AIG made a capital contribution of $641 million to a Chartis U.S. subsidiary, all of which was returned as a dividend to AIG later in the year. AIG collected an additional $500 million in dividends from Chartis U.S. in the fourth quarter of 2009. AIG also made a capital contribution of $91 million in 2009 to a Chartis U.S. subsidiary in connection with the subsidiary’s sale of a portion of its Transatlantic common stock.
     AIG currently expects that its Chartis subsidiaries will be able to continue to meet their obligations as they come due through cash from operations and, to the extent necessary, asset dispositions. One or more large catastrophes, however, may require AIG to provide additional support to the affected General Insurance operations. In addition, further downgrades in AIG’s credit ratings could put pressure on the insurer financial strength ratings of these subsidiaries. A downgrade in the insurer financial strength ratings of an insurance company subsidiary could result in non-renewals or cancellations by policyholders and adversely affect these companies’ ability to meet their own obligations and require that AIG provide capital or liquidity support to them. Increases in market interest rates may adversely affect the financial strength ratings of General Insurance subsidiaries as rating agency capital models may reduce the amount of available capital relative to required capital.
     At December 31, 2009, Chartis had liquidity in the form of cash and short-term investments. These are consolidated cash and short-term investments for a number of legal entities within Chartis. Generally, these assets are not transferable across various legal entities; however, there are generally sufficient cash and short-term investments within those legal entities such that they can meet their individual liquidity needs. In the event additional liquidity is required, management believes it can provide such liquidity through sale of a portion of its substantial holdings in government and corporate bonds as well as equity securities. Government and corporate bonds represented 95.0 percent of General Insurance total fixed income investments at December 31, 2009. Given the size and liquidity profile of AIG’s General Insurance investment portfolios, AIG believes that deviations from its projected claim experience do not constitute a significant liquidity risk. AIG’s asset/liability management process takes into account the expected maturity of investments and the specific nature and risk profile of liabilities. Historically, there has been no significant variation between the expected maturities of AIG’s General Insurance investments and the payment of claims. See Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investments for further information.
Domestic and Foreign Life Insurance & Retirement Services operations
     At December 31, 2009, Domestic and Foreign Life Insurance & Retirement Services subsidiaries had liquidity in the form of cash and short-term investments, which management considers adequate to meet foreseeable liquidity needs. Domestic and Foreign Life Insurance & Retirement Services subsidiaries had been increasing their liquidity given recent market disruptions and AIG-specific issues, which reduced investment income in 2009. During the second half of 2009, these subsidiaries began lengthening their maturity profile by purchasing investment grade fixed income securities. Generally, these assets are not transferable across various legal entities; however, there are generally sufficient cash and short-term investments within those legal entities such that they can meet their individual liquidity needs. In the event additional liquidity is required, management believes it can provide such liquidity through sale of a portion of its substantial holdings in government and corporate bonds as well as equity securities. Government and corporate bonds represented 85.6 percent of Domestic and Foreign Life Insurance & Retirement Services total fixed income investments at December 31, 2009. Given the size and liquidity profile of AIG’s Domestic and Foreign Life Insurance & Retirement Services investment portfolios, AIG believes that deviations from their projected claim experience do not constitute a significant liquidity risk. The Domestic and Foreign Life Insurance & Retirement Services subsidiaries have been able to meet liquidity needs, even during the period of higher surrenders
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American International Group, Inc., and Subsidiaries
which was experienced from mid-September 2008 through the first quarter of 2009, and expect to be able to do so in the foreseeable future. A significant increase in policy surrenders and withdrawals, which could be triggered by a variety of factors, including AIG specific concerns, could result in a substantial liquidity strain. Other potential events causing a liquidity strain could include economic collapse of a nation or region significant to Domestic and Foreign Life Insurance & Retirement Services operations, nationalization, catastrophic terrorist acts, pandemics or other economic or political upheaval. See Investments — Investment Strategy herein for further information.
Domestic Life Insurance & Retirement Services
     During 2009, AIG contributed capital totaling $2.4 billion to certain of its Domestic Life Insurance & Retirement Services subsidiaries (of which $165 million was retained in the Domestic Life Insurance holding company and not contributed to the operating companies) to replace a portion of the capital lost as a result of net realized capital losses (primarily resulting from other-than-temporary impairment charges) and other investment-related items. Of this amount, $1.2 billion was funded by drawdowns under the Department of the Treasury Commitment in May 2009. AIG believes that its Domestic Life Insurance & Retirement Services companies currently have adequate capital to support their business plans. Further capital contributions may be required to maintain desired levels of capital to the extent there are future declines in the investment portfolios of the Domestic Life Insurance & Retirement Services companies.
     The most significant potential liquidity needs of AIG’s Domestic Life Insurance & Retirement Services companies are the funding of surrenders and withdrawals. A substantial increase in these needs could place stress on the liquidity of these companies. However, management believes that these companies have sufficient short-term liquidity to meet such demands.
     Beginning in 2009, results for the GIC program are recorded in the Domestic Life Insurance & Retirement Services reportable segment and results for prior periods have been revised accordingly.
The GIC program is in run-off with no new GICs issued subsequent to 2005. The following table summarizes the anticipated run-off of the domestic GIC portfolio:

At December 31, 2009
(in billions)	2010	2011 - 2012	2013 - 2014	Thereafter	Total

Domestic GICs	$-	$2.5	$2.5	$3.5	$8.5

     These GIC liabilities are expected to be funded by investment income and maturities of assets supporting the Domestic Retirement Services companies’ liabilities.
Foreign Life Insurance & Retirement Services
     During 2009, AIG provided funding of $624 million to Foreign Life Insurance & Retirement Services subsidiaries. AIG believes that its Foreign Life Insurance & Retirement Services companies currently have adequate capital to support their business plans. However, to the extent there are future declines in the investment portfolios of the Foreign Life Insurance & Retirement Services companies, AIG may need to lend or contribute additional capital to these companies.
     In connection with the AIA and ALICO SPV transactions, on December 1, 2009, AIG, the FRBNY and each SPV entered into limited liability company agreements, which set forth the terms and conditions of the respective parties’ ownership and governance rights in each SPV. Under the terms of these agreements, the AIA SPV and the ALICO SPV may only distribute funds to AIG (prior to the payment of the preferred returns and liquidation preferences on the preferred interests in each respective SPV and, in the case of the AIA SPV, a payment of 1 percent of the net income of the AIA SPV to the holders of the preferred interests in the AIA SPV for all fiscal years prior to payment of the preferred return and liquidation preference) in an aggregate amount not to exceed $200 million and $400 million, respectively, per fiscal year.
Financial Services
     AIG’s major Financial Services operating subsidiaries consist of ILFC, AIGFP, AGF and AIG Consumer Finance Group, Inc. (AIGCFG). Traditional sources of funds to meet the liquidity needs of these operations are generally no
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longer available. These sources included issuances of guaranteed investment agreements (GIAs), issuance of long- and short-term debt, issuance of commercial paper, bank loans and bank credit facilities. However, ILFC has been able to finance Airbus aircraft purchases under its 2004 Export Credit Agency (ECA) Facility, as further described below, and AIGCFG has been able to retain a significant portion of customer deposits, providing a measure of liquidity.
ILFC
     During 2009, ILFC was unable to borrow in the public debt markets and, due to downgrades in its short-term credit rating, lost access to the CPFF and therefore borrowed $3.9 billion from AIG Funding to repay its maturing debt and other contractual obligations. In addition, ILFC borrowed approximately $161 million through secured financing arrangements. ILFC is currently pursuing additional secured financings. ILFC had the capacity under its present facilities and indentures to enter into secured financing of approximately $4.7 billion (or more through subsidiaries that qualify as non-restricted subsidiaries under ILFC’s indentures, subject to the receipt of any required consents under the FRBNY Credit Facility and under its bank facilities and terms loans), which was reduced to approximately $800 million after entry into the Term Loans with AIG Funding as discussed below. ILFC is pursuing potential aircraft sales as one of several options to meet its financial and operating obligations. Proposed portfolios have been presented to potential buyers; some bids have been received and are being evaluated. In evaluating the bids, management is balancing the need for funds with the long-term value of holding aircraft and other financing alternatives. Significant uncertainties currently exist about the possibility of a sale, including the aircraft comprising an actual sale portfolio, the sale price, and whether a sale agreement could be agreed upon with acceptable terms to the buyers and AIG and ILFC.
     Because the current market for aircraft is depressed due to the economic downturn and limited availability of buyer financing, it is likely that if a group of aircraft is sold to meet liquidity needs, a realized loss would be incurred. As the uncertainties related to the potential sale portfolios change, the likelihood of a sale changes, which directly impacts the nature, timing and amount of any impairment loss.
     Based on the facts and circumstances at December 31, 2009, ILFC performed an impairment analysis of the proposed portfolios and concluded that no impairments on any aircraft in the portfolios had occurred based on management’s estimates of the probabilities of retaining or selling the aircraft. If circumstances change and the probability of a sale increases significantly, or a sale transaction is approved or executed, ILFC would most likely incur a loss at a future date. The amount of potential loss would be dependent upon the specific aircraft sold, the sale price, the sale date and any other sale contingencies. Based on the range of potential aircraft portfolio sales currently being explored, the potential for impairment or realized loss could be material to the results of operations for an individual reporting period.
     ILFC did not recognize an impairment loss related to any potential aircraft sale portfolios as of December 31, 2009, given the significant uncertainties described above as the probability of sale was not sufficiently likely to cause an impairment. If ILFC does not receive sufficient secured financing, AIG expects that ILFC’s current borrowings and future cash flows from operations, including aircraft sales, may be inadequate to permit ILFC to meet its existing obligations. AIG intends to provide support to ILFC through February 28, 2011 to the extent that secured financing, aircraft sales and other sources of funds are not sufficient to meet ILFC’s liquidity needs.
     Under its current long-term debt ratings, ILFC needs written consent from the security trustee of its 2004 ECA Facility before it can fund Airbus aircraft deliveries under the facility. As of February 17, 2010, ILFC had approximately $600 million available under the 2004 ECA Facility to finance its Airbus aircraft purchases through June 2010. ILFC financed 25 aircraft under the 2004 ECA Facility during 2009, 19 of which required written consent, which was obtained. However, the trustees’ consent for the financing of 5 Airbus aircraft delivered during the fourth quarter of 2009 was not obtained until the first quarter of 2010. ILFC’s current credit ratings also require (i) the segregation of security deposits, maintenance reserves and rental payments received for aircraft funded under both its 1999 and 2004 ECA Facilities into separate accounts, controlled by the trustees of the 1999 and 2004 ECA Facilities; and (ii) the filings of individual mortgages on the aircraft funded under the facility in the respective local jurisdictions in which its lessees operate. At December 31, 2009, ILFC had segregated security deposits, maintenance reserves and rental payments aggregating $315 million related to such aircraft. Segregated rental payments are used to pay principal and interest on the ECA facilities as they become due.
51            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
     On October 13, 2009, ILFC entered into two term loan agreements (the Term Loans) with AIG Funding comprised of a new $2.0 billion credit agreement and a $1.7 billion amended and restated credit agreement. The Term Loans are secured by a portfolio of aircraft and all related equipment and leases. ILFC used the proceeds from the $2.0 billion loan to repay in full its obligations under its $2.0 billion revolving credit facility that matured on October 15, 2009. The second credit agreement amended and restated the two demand note agreements aggregating $1.7 billion that ILFC entered into in March 2009 with AIG Funding, including extending the maturity date of such demand notes. Both Term Loans mature on September 13, 2013 and currently bear interest at 3-month LIBOR plus 6.025%. The Term Loans are due in full at maturity with no scheduled amortization. On December 4, 2009, the new $2.0 billion credit agreement was increased to $2.2 billion. The funds for the Term Loans were provided to AIG Funding through the FRBNY Credit Facility. As a condition of the FRBNY approving the Term Loans, ILFC entered into agreements to guarantee the repayment of AIG’s obligations under the FRBNY Credit Agreement up to an amount equal to the aggregate outstanding balance of the Term Loans.
     As a result of the Term Loans, ILFC’s available capacity under its present facilities and indentures to enter into secured financing was approximately $800 million at February 17, 2010.
AIGFP
     Prior to September 2008, AIGFP had historically funded its operations through the issuance of notes and bonds, GIA borrowings, other structured financing transactions and repurchase agreements.
     In the second half of 2008, AIGFP’s access to its traditional sources of liquidity was significantly reduced, and it relied on AIG parent to meet most of its liquidity needs. AIGFP’s asset backed commercial paper conduit, Curzon Funding LLC, was accepted into the CPFF with a total borrowing limit of $7.2 billion, and had approximately $1.2 billion outstanding at February 17, 2010. Separately, a structured investment vehicle sponsored, but not consolidated, by AIGFP, Nightingale Finance LLC, was also accepted into the CPFF with a borrowing limit of $1.1 billion and had approximately $1.1 billion outstanding at February 17, 2010. All of the commercial paper matures in April 2010. AIGFP intends to repay this commercial paper at maturity, which will most likely lead to an increase in borrowings under the FRBNY Credit Facility.
The following table presents a rollforward of the amount of collateral posted by AIGFP:

Year Ended		Additional
December 31,	Collateral	Postings,	Collateral	Collateral
2009	Posted as of	Netted by	Returned by	Posted as of
(in millions)	December 31, 2008	Counterparty	Counterparties	December 31, 2009

Collateralized GIAs and other borrowings	$9,401	$429	$3,701	$6,129
Derivatives (including super senior credit default swaps)	22,791	2,098	15,082	9,807

Total	$32,192	$2,527	$18,783	$15,936

AGF
     Prior to September 2008, AGF’s traditional source of liquidity had been collections of customer receivables and borrowings in the public markets.
     With its continued inability to access traditional capital market sources, AGF anticipates that its primary source of funds to support its operations and repay its obligations will be customer receivable collections and additional on-balance sheet securitizations and portfolio sales. In order to improve cash flow from operations, AGF has significantly limited its lending activities and aggressively managed its expenses. Since September 2008 and through February 17, 2010, AGF’s alternative funding sources have included proceeds of $1.9 billion from real estate loan portfolio sales and cash proceeds of $967 million from a real estate loan securitization. AGF is considering additional sales and/or securitizations of its finance receivables. In addition, AIG is exploring other restructuring opportunities for AGF. AIG intends to provide support to AGF through February 28, 2011 to the extent that asset sales, securitizations and/or other transactions are not sufficient to meet AGF’s liquidity needs. AIG made a $600 million capital contribution to AGF (through AIG Capital Corporation) during 2009, and AGF loaned $1.6 billion to AIG parent under demand notes. In July 2009, AGF converted the $2.45 billion of loans that AGF had previously drawn on
AIG 2009 Form 10-K            52

American International Group, Inc., and Subsidiaries
its 364-day Syndicated Facility into one-year term loans. These termed-out loans must be repaid by July 9, 2010. AIG provides a capital support agreement to AGF in connection with these loans.
AIGCFG
     AIG believes that the funding needs of AIGCFG have stabilized but it is possible that renewed customer and counterparty concerns could increase AIGCFG’s liquidity needs in 2010. During 2009 and through February 17, 2010, AIG has completed the sale of the AIGCFG operations in China, Thailand, the Philippines, Mexico, Hong Kong, Brazil, Russia and Taiwan. AIG has also entered into contracts to sell the AIGCFG operations in Argentina, Colombia and Poland.
Noncore Businesses
     The principal cash requirements of AIG’s noncore asset management operations are to fund general working capital needs, investment commitments related to proprietary investments in private equity and real estate as well as any liquidity mismatches in the MIP. Management continues to work closely with partners and counterparties to manage future funding requirements on proprietary investments through various strategies including through relinquishing rights in certain properties and funds, the restructuring of investment relationships and sales to third parties. Through early 2010, AIG has made significant progress in reducing contractual investment commitments of its proprietary private equity investment portfolio.
     Cash requirements related to Institutional Asset Management are funded through general operating cash flows from management and performance fees, proceeds from events in underlying funds (capital calls to third parties, sales of portfolio companies, etc.) as well as intercompany funding provided by AIG. Consequently, Institutional Asset Management’s ability to fund certain of its needs may depend on advances from AIG under various intercompany borrowing facilities. Restrictions on these facilities would have adverse consequences on the ability of the business to satisfy its obligations. With respect to the Global Real Estate investment management business, investing activities are also funded through third-party financing arrangements which are secured by the relevant properties.
UGC
     In 2009, pursuant to an excess of loss reinsurance agreement, AIG made capital contributions into a trust to secure statutory credit for ceded losses from UGC’s insurance subsidiaries to a wholly owned AIG subsidiary. UGC’s insurance subsidiaries have maintained adequate capital and liquidity levels during the year, primarily due to this reinsurance agreement and expect to cede additional losses to the affiliate in 2010.
Matched Investment Program
     The Matched Investment Program is in run-off. AIG expects to fund its obligations under this program through cash flows generated from invested assets (principal and interest) as well as the sale or financing of the asset portfolios in the program. However, market illiquidity and diminished values within the investment portfolios may impair AIG’s ability to sell the program assets or sell such assets for a price adequate to settle the corresponding liabilities when they come due. In such a case, AIG parent would need to fund the obligations. In addition, as a result of AIG’s restructuring activities AIG expects to utilize assets from its non-core businesses and subsidiaries to provide future cash flow enhancement and debt repayment ability for the MIP. AIG did not issue any additional debt to fund the MIP in 2009 or 2008 and does not intend to issue any additional debt for the foreseeable future.
The following table presents the contractual maturities of debt issued under the MIP:

At December 31, 2009
(in billions)	2010	2011 - 2012	2013 - 2014	Thereafter	Total

MIP liabilities	$2.2	$5.4	$1.3	$4.5	$13.4

     The MIP invests in various fixed income asset classes which include corporate debt, both public and private, and structured fixed income products consisting of residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and CDOs. The majority of these investments were rated investment grade at February 17, 2010. In addition, the MIP invests in bank loans, commercial mortgage loans and single name credit default swaps.
53            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Debt
The following table presents AIG’s total debt outstanding:

	December 31,	December 31,
(in millions)	2009	2008

Debt issued by AIG:
FRBNY Credit Facility (secured)	$23,435	$40,431
Notes and bonds payable	10,419	11,756
Junior subordinated debt	12,001	11,685
Junior subordinated debt attributable to equity units	5,880	5,880
Loans and mortgages payable	438	416
MIP matched notes and bonds payable	13,371	14,446
Series AIGFP matched notes and bonds payable	3,913	4,660

Total AIG debt	69,457	89,274

Debt guaranteed by AIG:
AIGFP, at fair value

Commercial paper and other short-term debt(a)	2,742	6,802
GIAs	8,257	13,860
Notes and bonds payable	2,029	5,250
Loans and mortgages payable	1,022	2,175
Hybrid financial instrument liabilities	1,887	2,113

Total AIGFP debt	15,937	30,200

AIG Funding commercial paper(a)	1,997	6,856

AIGLH notes and bonds payable	798	798

Liabilities connected to trust preferred stock	1,339	1,415

Total debt issued or guaranteed by AIG	89,528	128,543

Debt not guaranteed by AIG:
ILFC
Commercial paper and other short-term debt(a)	—	1,748
Junior subordinated debt	999	999
Notes and bonds payable, ECA Facilities, bank financings and other secured financings(b)	25,174	30,047

Total ILFC debt	26,173	32,794

AGF
Commercial paper and other short-term debt	—	188
Junior subordinated debt	349	349
Notes and bonds payable	19,770	23,089

Total AGF debt	20,119	23,626

AIGCFG
Commercial paper and other short-term debt	—	124
Loans and mortgages payable	216	1,596

Total AIGCFG debt	216	1,720

Other subsidiaries	295	670

Debt of consolidated investments held through:
AIG Investments	532	1,300
AIG Global Real Estate Investment	4,412	4,545
ALICO	90	—
SunAmerica	107	5

Total debt of consolidated investments	5,141	5,850

Total debt not guaranteed by AIG	51,944	64,660

Total debt:
Total commercial paper and other short-term debt	—	613
Federal Reserve Bank of New York commercial paper funding facility	4,739	15,105
Total long-term debt	136,733	177,485

Total debt	$141,472	$193,203

AIG 2009 Form 10-K            54

American International Group, Inc., and Subsidiaries

(a)	Includes borrowings of $2.7 billion and $2.0 billion for AIGFP (through Curzon Funding LLC, AIGFP’s asset-backed commercial paper conduit) and AIG Funding, respectively, under the CPFF at December 31, 2009 and $6.8 billion, $6.6 billion and $1.7 billion, respectively, for AIGFP (through Curzon Funding LLC), AIG Funding and ILFC, respectively, under the CPFF at December 31, 2008.

(b)	Includes borrowings under the 1999 and 2004 ECA Facility of $3.0 billion and $2.4 billion at December 31, 2009 and December 31, 2008, respectively, and $130 million of secured financings that are non-recourse to ILFC at December 31, 2009.
Long-Term Debt
The following table provides the roll-forward of long-term debt, excluding debt of consolidated investments:

	Balance at		Maturities	Effect of	Other	Balance at
Year Ended December 31, 2009	December 31,		and	Foreign	Non-Cash	December 31,
(in millions)	2008	Issuances	Repayments	Exchange	Changes(a)	2009

AIG
FRBNY Credit Facility	$40,431	$32,526	$(26,426)	$-	$(23,096)	$23,435
Notes and bonds payable	11,756	-	(1,381)	102	(58)	10,419
Junior subordinated debt	11,685	-	-	314	2	12,001
Junior subordinated debt attributable to equity units	5,880	-	-	-	-	5,880
Loans and mortgages payable	416	-	(37)	37	22	438
MIP matched notes and bonds payable	14,446	-	(1,159)	4	80	13,371
Series AIGFP matched notes and bonds payable	4,660	-	(390)	-	(357)	3,913

AIGFP, at fair value(b)
GIAs	13,860	754	(3,793)	-	(2,564)	8,257
Notes and bonds payable and hybrid financial instrument liabilities	7,363	49	(3,627)	-	131	3,916
Loans and mortgages payable	2,175	60	(1,199)	-	(14)	1,022

AIGLH notes and bonds payable	798	-	-	-	-	798
Liabilities connected to trust preferred stock	1,415	-	-	-	(76)	1,339
ILFC notes and bonds payable, ECA
Facilities, bank financings and other secured financings	30,047	1,295	(6,288)	115	5	25,174
ILFC junior subordinated debt	999	-	-	-	-	999
AGF notes and bonds payable	23,089	962	(4,421)	125	15	19,770
AGF junior subordinated debt	349	-	-	-	-	349
AIGCFG loans and mortgages payable(b)	1,596	894	(1,894)	30	(410)	216
Other subsidiaries	670	-	(41)	15	(349)	295

Total	$171,635	$36,540	$(50,656)	$742	$(26,669)	$131,592

(a)	FRBNY Credit facility reflects a $25 billion reduction in outstanding balance as a result of the AIA and ALICO SPV transactions, offset by $1.9 billion of accrued compounding interest and fees.

(b)	Includes declines of $2.5 billion in the fair value of AIGFP debt and $123 million reclassified to Liabilities of businesses held for sale for AIGCFG reported in other non-cash changes.
AIG (Parent Company)
     AIG historically issued debt securities from time to time to meet its financing needs and those of certain of its subsidiaries, as well as to opportunistically fund the MIP. The maturities of the debt securities issued by AIG to fund the MIP are generally expected to be paid using the cash flows of assets held by AIG as part of the MIP portfolio. However, mismatches in the timing of cash inflows and outflows of the MIP, as well as shortfalls due to impairments of MIP assets, would need to be funded by AIG parent.
55            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
     As of December 31, 2009, approximately $7.0 billion principal amount of senior notes were outstanding under AIG’s medium-term note program, of which $3.2 billion was used for AIG’s general corporate purposes, $508 million was used by AIGFP (included within “Series AIGFP matched notes bonds and payable” in the preceding tables) and $3.3 billion was used to fund the MIP. The maturity dates of these notes range from 2010 to 2052. To the extent considered appropriate, AIG may enter into swap transactions to manage its effective borrowing rates with respect to these notes.
     As of December 31, 2009, the equivalent of $11.6 billion of notes were outstanding under AIG’s Euro medium-term note program, of which $9.6 billion were used to fund the MIP and the remainder was used for AIG’s general corporate purposes. The aggregate amount outstanding includes a $867 million loss resulting from foreign exchange translation into U.S. dollars, of which $52 million loss relates to notes issued by AIG for general corporate purposes and $815 million loss relates to notes issued to fund the MIP. AIG has economically hedged the currency exposure arising from its foreign currency denominated notes.
AIG Life Holdings (US), Inc. (AIGLH)
     In connection with its acquisition of AIGLH in 2001, AIG entered into arrangements with AIGLH with respect to outstanding AIGLH capital securities. In 1996, AIGLH issued capital securities through a trust to institutional investors and funded the trust with AIGLH junior subordinated debentures issued to the trust. AIGLH guaranteed payments to the holders of capital securities only to the extent (i) the trust received payments on the debentures and (ii) these payments were available for the trust to pay to holders of capital securities. In 2001, AIG guaranteed the same payments to the holders of capital securities. Like the AIGLH guarantee, the AIG guarantee only applies to any payments actually made to the trust in respect of the debentures. If no payments are made on the debentures, AIG is not required to make any payments to the trust. AIG also guaranteed the debentures pursuant to a guarantee that is expressly subordinated to certain AIGLH senior debt securities. Under AIG’s guarantee, AIG is not required to make any payments in respect of the debentures if such payment would be prohibited by the subordination provisions of the debentures. As a result, AIG will never be required to make a payment under its guarantee of the debentures for so long as AIGLH is prohibited from making a payment on the debentures.
AIGFP
     Approximately $1.4 billion of AIGFP’s debt maturing through December 31, 2010 is fully collateralized with assets backing the corresponding liabilities. However, mismatches in the timing of cash inflows on the assets and outflows with respect to the liabilities may require assets to be sold to satisfy maturing liabilities. Depending on market conditions and AIGFP’s ability to sell assets at that time, proceeds from sales may not be sufficient to satisfy the full amount due on maturing liabilities. Any shortfalls would need to be funded by AIG parent.
ILFC
     At December 31, 2009, notes aggregating $16.9 billion were outstanding, consisting of $5.4 billion of term notes and $11.5 billion of medium-term notes with maturities ranging from 2010 to 2015 and interest rates ranging from 0.48 percent to 7.95 percent and $1.0 billion of junior subordinated debt as discussed below. Notes aggregating $3.9 billion are at floating interest rates and the remainder are at fixed rates. ILFC enters into swap transactions to manage its effective borrowing rates with respect to these notes.
     On October 13, 2009, ILFC entered into two term loan agreements with AIG Funding comprised of a new $2.0 billion credit agreement and a $1.7 billion amended and restated credit agreement. The Term Loans are secured by a portfolio of aircraft and all related equipment and leases. Both Term Loans mature on September 13, 2013 and currently bear interest at 3-month LIBOR plus 6.025%. The Term Loans are due in full at maturity with no scheduled amortization. On December 4, 2009, the new $2.0 billion credit agreement was increased to $2.2 billion. The funds for the Term Loans were provided to AIG Funding through the FRBNY Credit Facility. As a condition of the FRBNY approving the Term Loans, ILFC entered into agreements to guarantee the repayment of AIG’s obligations under the FRBNY Credit Agreement up to an amount equal to the aggregate outstanding balance of the Term Loans.
AIG 2009 Form 10-K            56

American International Group, Inc., and Subsidiaries
     At December 31, 2009, ILFC had outstanding $1.9 billion in notes issued under a Euro medium-term note program, which are included in ILFC notes and bonds payable in the preceding table of borrowings. ILFC has substantially eliminated the currency exposure arising from foreign currency denominated notes by hedging the note exposure through swaps.
     In December 2005, ILFC issued two tranches of junior subordinated debt totaling $1.0 billion to underlie trust preferred securities issued by a trust sponsored by ILFC. The $600 million tranche has a call date of December 21, 2010 and the $400 million tranche has a call date of December 21, 2015. Both tranches mature on December 21, 2065. The $600 million tranche has a fixed interest rate of 5.90 percent for the first five years. The $400 million tranche has a fixed interest rate of 6.25 percent for the first ten years. Both tranches have interest rate adjustments if the call option is not exercised based on a floating quarterly reset rate equal to the initial credit spread plus the highest of (i) 3-month LIBOR, (ii) 10-year constant maturity treasury and (iii) 30-year constant maturity treasury.
     ILFC has a $4.3 billion 1999 ECA Facility that was used in connection with the purchase of 62 Airbus aircraft delivered through 2001. This facility is guaranteed by various European Export Credit Agencies. The interest rate varies from 5.78 percent to 5.86 percent on these amortizing ten-year borrowings depending on the delivery date of the aircraft. At December 31, 2009, ILFC had 32 loans with a remaining principal balance of $146 million outstanding under this facility. At December 31, 2009, the net book value of the related aircraft was $1.8 billion. The debt is collateralized by a pledge of the shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility.
     ILFC has a similarly structured 2004 ECA Facility, which was amended in May 2009 to allow ILFC to borrow up to a maximum of $4.6 billion to fund the purchase of Airbus aircraft delivered through June 30, 2010. The facility becomes available as the various European Export Credit Agencies provide their guarantees for aircraft based on a forward-looking calendar, and the interest rate is determined through a bid process. The interest rates are either LIBOR based with spreads ranging from (0.04) percent to 2.25 percent or at fixed rates ranging from 4.20 percent to 4.71 percent. At December 31, 2009, ILFC had financed 66 aircraft using approximately $4.0 billion under this facility and approximately $2.9 billion was outstanding. At December 31, 2009, the interest rate of the loans outstanding ranged from 0.45 percent to 4.71 percent. The debt is collateralized by a pledge of shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility. At December 31, 2009, the net book value of the related aircraft was approximately $4.0 billion. Borrowings with respect to these facilities are included in ILFC’s notes and bonds payable in the preceding table of borrowings.
     At December 31, 2009, the total funded amount of ILFC’s bank financings was $5.1 billion, which includes $4.5 billion of revolving credit facilities (see Revolving Credit Facilities below). The fundings mature through February 2012. The interest rates are LIBOR-based, with spreads ranging from 0.25 percent to 0.40 percent. At December 31, 2009, the interest rates ranged from 0.55 percent to 0.93 percent. AIG does not guarantee any of the debt obligations of ILFC.
AGF
     As of December 31, 2009, notes and bonds aggregating $19.8 billion were outstanding with maturity dates ranging from 2010 to 2031 at interest rates ranging from 0.31 percent to 9.00 percent. To the extent considered appropriate, AGF may enter into swap transactions to manage its effective borrowing rates with respect to these notes and bonds.
     AIG does not guarantee any of the debt obligations of AGF but has provided a capital support agreement for the benefit of AGF’s lenders under AGF’s one-year term loans (previously, a 364-day syndicated facility). Under this support agreement, AIG has agreed to cause AIG’s wholly owned subsidiary, American General Finance Corporation, to maintain (1) consolidated net worth of $2.2 billion and (2) an adjusted tangible leverage ratio of less than or equal to 8 to 1 at the end of each fiscal quarter. This support agreement benefits only the lenders under the AGF 364-Day Syndicated Facility and does not benefit, and is not enforceable by, any of the other creditors of AGF. This support agreement continued for the benefit of AGF’s lenders upon the conversion of the facility borrowings into one-year term loans in July 2009.
57            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Revolving Credit Facilities
     ILFC and AGF have maintained committed, unsecured revolving credit facilities listed on the table below. Both ILFC and AGF have drawn the full amount available under their revolving credit facilities. In July 2009, AIG’s 364-Day Syndicated Facility expired and, in August 2009, AIG terminated its 5-Year Syndicated Facility. As a result, AIG no longer has access to any revolving credit facilities.
The following table presents a summary of revolving credit facilities:

At December 31, 2009
(in millions)			Available
Facility	Size	Borrower(s)	Amount	Expiration

ILFC:
5-Year Syndicated Facility	$2,500	ILFC	$-	October 2011
5-Year Syndicated Facility	2,000	ILFC	-	October 2010

Total ILFC	$4,500		$-

AGF:
1-Year Term Loans	$2,450	American General Finance Corporation	-	July 2010*
		American General Finance, Inc.	-
5-Year Syndicated Facility	2,125	American General Finance Corporation	-	July 2010

Total AGF	$4,575		$-

*	On July 9, 2009, AGF converted the $2.45 billion of loans that AGF had previously drawn on its 364-Day Syndicated Facility into one-year term loans. These termed-out loans must be repaid by July 9, 2010.
Credit Ratings
     The cost and availability of unsecured financing for AIG and its subsidiaries are generally dependent on their short-and long-term debt ratings. The following table presents the credit ratings of AIG and certain of its subsidiaries as of February 17, 2010. In parentheses, following the initial occurrence in the table of each rating, is an indication of that rating’s relative rank within the agency’s rating categories. That ranking refers only to the generic or major rating category and not to the modifiers appended to the rating by the rating agencies to denote relative position within such generic or major category.

	Short-Term Debt			Senior Long-Term Debt
	Moody’s	S&P	Fitch	Moody’s(a)	S&P(b)	Fitch(c)

AIG	P-1 (1st of 3)(d)	A-1 (1st of 8)	F1 (1st of 5)	A3 (3rd of 9)(d)	A- (3rd of 8)(d)	BBB (4th of 9)(e)
AIG Financial Products Corp.(f)	P-1(d)	A-1	-	A3(d)	A-(d)	-
AIG Funding, Inc.(f)	P-1(d)	A-1	F1	-	-	-
ILFC	Not prime(d)	-	F2(h)	B1 (6th of 9)(d)	BBB-(4th of 8)(g)	BBB (4th of 9)(h)
American General Finance Corporation	Not prime(d)	B (4th of 8)	-	B2 (6th of 9)(d)	BB+(5th of 8)(d)	BB (5th of 9)(h)
American General Finance, Inc.	Not prime	B (4th of 8)	-	-	-	BB (5th of 9)(h)

(a)	Moody’s appends numerical modifiers 1, 2 and 3 to the generic rating categories to show relative position within the rating categories.

(b)	S&P ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

(c)	Fitch ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

(d)	Negative Outlook.

(e)	Evolving Outlook.

(f)	AIG guarantees all obligations of AIG Financial Products Corp. and AIG Funding.

(g)	Credit Watch Negative.

(h)	Rating Watch Negative.
AIG 2009 Form 10-K            58

American International Group, Inc., and Subsidiaries
     These credit ratings are current opinions of the rating agencies. As such, they may be changed, suspended or withdrawn at any time by the rating agencies as a result of changes in, or unavailability of, information or based on other circumstances. Ratings may also be withdrawn at AIG management’s request. This discussion of ratings is not a complete list of ratings of AIG and its subsidiaries.
     “Ratings triggers” have been defined by one independent rating agency to include clauses or agreements the outcome of which depends upon the level of ratings maintained by one or more rating agencies. “Ratings triggers” generally relate to events that (i) could result in the termination or limitation of credit availability, or require accelerated repayment, (ii) could result in the termination of business contracts or (iii) could require a company to post collateral for the benefit of counterparties.
     A significant portion of AIGFP’s GIAs, structured financing arrangements and financial derivative transactions include provisions that require AIGFP, upon a downgrade of AIG’s long-term debt ratings, to post collateral or, with the consent of the counterparties, assign or repay its positions or arrange a substitute guarantee of its obligations by an obligor with higher debt ratings. Furthermore, certain downgrades of AIG’s long-term senior debt ratings would permit either AIG or the counterparties to elect early termination of contracts.
     The actual amount of collateral that AIGFP would be required to post to counterparties in the event of such downgrades, or the aggregate amount of payments that AIG could be required to make, depends on market conditions, the fair value of outstanding affected transactions and other factors prevailing at the time of the downgrade. For a discussion of the effect of a downgrade in AIG’s credit ratings on AIGFP’s financial derivative transactions, see Item 1A. Risk Factors — Credit and Financial Strength Ratings.
Contractual Obligations
The following table summarizes contractual obligations in total, and by remaining maturity:

Year Ended December 31, 2009		Payments due by Period
	Total		2011 -	2013 -
(in millions)	Payments	2010	2012	2014	Thereafter

Long-term debt(a)	$108,157	$19,432	$26,599	$12,240	$49,886
FRBNY Credit Facility	23,435	-	-	23,435	-
Interest payments on borrowings	61,703	4,478	8,376	9,784	39,065
Loss reserves(b)	85,386	18,956	23,566	13,184	29,680
Insurance and investment contract liabilities(c)	628,521	24,535	46,274	45,959	511,753
GIC liabilities(d)	8,813	218	2,530	2,464	3,601
Aircraft purchase commitments	13,699	243	887	3,546	9,023
Operating leases	2,576	600	781	456	739
Purchase obligations(e)	675	286	189	74	126

Total(f)(g)	$932,965	$68,748	$109,202	$111,142	$643,873

(a)	Excludes commercial paper and borrowings incurred by consolidated investments and includes hybrid financial instrument liabilities recorded at fair value.

(b)	Represents future loss and loss adjustment expense payments estimated based on historical loss development payment patterns. Due to the significance of the assumptions used, the periodic amounts presented could be materially different from actual required payments.

(c)	Insurance and investment contract liabilities include various investment-type products with contractually scheduled maturities, including periodic payments of a term certain nature. Insurance and investment contract liabilities also include benefit and claim liabilities, of which a significant portion represents policies and contracts that do not have stated contractual maturity dates and may not result in any future payment obligations. For these policies and contracts (i) AIG is currently not making payments until the occurrence of an insurable event, such as death or disability, (ii) payments are conditional on survivorship, or (iii) payment may occur due to a surrender or other non-scheduled event out of AIG’s control. AIG has made significant assumptions to determine the estimated undiscounted cash flows of these contractual policy benefits, which assumptions include mortality, morbidity, future lapse rates, expenses, investment returns and interest crediting rates, offset by expected future deposits and premiums on inforce policies. Due to the significance of the assumptions used, the periodic amounts presented could be materially different from actual required payments. The amounts presented in this table are undiscounted and therefore exceed the future policy benefits and policyholder contract deposits included in the Consolidated Balance Sheet.
59            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

(d)	Represents guaranteed maturities under GICs.

(e)	Primarily includes contracts to purchase future services and other capital expenditures.

(f)	Does not reflect unrecognized tax benefits of $4.8 billion, the timing of which is uncertain.

(g)	The majority of AIGFP’s credit default swaps require AIGFP to provide credit protection on a designated portfolio of loans or debt securities. At December 31, 2009, the fair value derivative liability was $4.4 billion relating to AIGFP’s super senior multi-sector CDO credit default swap portfolio, net of amounts realized in extinguishing derivative obligations. Due to the long-term maturities of these credit default swaps, AIG is unable to make reasonable estimates of the periods during which any payments would be made. However, AIGFP has posted collateral of $3.7 billion with respect to these swaps (prior to offsets for other transactions).
Off Balance Sheet Arrangements and Commercial Commitments
The following table summarizes Off Balance Sheet Arrangements and Commercial Commitments in total, and by remaining maturity:

At December 31, 2009		Amount of Commitment Expiration
	Total Amounts		2011 -	2013 -
(in millions)	Committed	2010	2012	2014	Thereafter

Guarantees:
Liquidity facilities(a)	$890	$-	789	-	101
Standby letters of credit	1,264	1,094	28	19	123
Construction guarantees(b)	104	2	21	-	81
Guarantees of indebtedness	213	-	-	-	213
All other guarantees(c)	1,911	11	139	128	1,633
Commitments:
Investment commitments(d)	7,418	2,382	2,477	1,426	1,133
Commitments to extend credit	194	84	89	19	2
Letters of credit	267	198	69	-	-
Other commercial commitments(e)	723	46	20	10	647

Total(f)	$12,984	$3,817	$3,632	$1,602	$3,933

(a)	Primarily liquidity facilities provided in connection with certain municipal swap transactions and collateralized bond obligations.

(b)	Primarily SunAmerica construction guarantees connected to affordable housing investments.

(c)	Excludes potential amounts attributable to indemnifications included in asset sales agreements.

(d)	Includes commitments to invest in limited partnerships, private equity, hedge funds and mutual funds and commitments to purchase and develop real estate in the United States and abroad.

(e)	Includes options to acquire aircraft. Excludes commitments with respect to pension plans. The annual pension contribution for 2010 is expected to be approximately $134 million for U.S. and non-U.S. plans.

(f)	Does not include guarantees or other support arrangements among AIG consolidated entities.
Arrangements with Variable Interest Entities
     AIG enters into various arrangements with variable interest entities (VIEs) in the normal course of business. AIG’s insurance companies are involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs. Through its Financial Services segment and Noncore Asset Management businesses, AIG has participated in arrangements with VIEs that include designing and structuring entities, warehousing and managing the collateral of the entities, and entering into insurance, credit and derivative transactions with the VIEs. AIG has also established trusts for the sole purpose of issuing mandatorily redeemable preferred stock to investors. AIG has determined that the trusts are VIEs, but has not consolidated these VIEs because AIG is not the primary beneficiary and does not hold a variable interest in these VIEs.
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     AIG consolidates a VIE when it is the primary beneficiary of the entity. The primary beneficiary is the party that either (i) absorbs a majority of the VIE’s expected losses; (ii) receives a majority of the VIE’s expected residual returns; or (iii) both. For a further discussion of AIG’s involvement with VIEs, see Note 10 to the Consolidated Financial Statements.
Dividends from Insurance Subsidiaries
     Payments of dividends to AIG by its insurance subsidiaries are subject to certain restrictions imposed by regulatory authorities. With respect to AIG’s domestic insurance subsidiaries, the payment of any dividend requires formal notice to the insurance department in which the particular insurance subsidiary is domiciled. For example, unless permitted by the New York Superintendent of Insurance, general insurance companies domiciled in New York may not pay dividends to shareholders that, in any twelve-month period, exceed the lesser of ten percent of such company’s statutory policyholders’ surplus or 100 percent of its “adjusted net investment income,” as defined. Generally, less severe restrictions applicable to both general and life insurance companies exist in most of the other states in which AIG’s insurance subsidiaries are domiciled. Under the laws of many states, an insurer may pay a dividend without prior approval of the insurance regulator when the amount of the dividend is below certain regulatory thresholds. Other foreign jurisdictions, notably Bermuda, Japan, Hong Kong, Taiwan, the U.K., Thailand and Singapore, may restrict the ability of AIG’s foreign insurance subsidiaries to pay dividends. There are also various local restrictions limiting cash loans and advances to AIG by its subsidiaries. Largely as a result of these restrictions, a significant majority of the aggregate equity of AIG’s consolidated subsidiaries was restricted from immediate transfer to AIG parent at December 31, 2009. AIG cannot predict how regulatory investigations may affect the ability of its regulated subsidiaries to pay dividends. To AIG’s knowledge, no AIG company is currently on any regulatory or similar “watch list” with regard to solvency. See also Liquidity herein and Item 1A. Risk Factors — Liquidity.
Regulation and Supervision
     AIG’s insurance subsidiaries, in common with other insurers, are subject to regulation and supervision by the states and jurisdictions in which they do business. AIG parent is not generally subject to supervision by state regulators, but certain transactions, such as those involving significant transactions with its insurance company subsidiaries and any transaction involving a change in control of AIG or any of its insurance company subsidiaries, may require the prior approval of state regulators. In the United States, the NAIC has developed Risk-Based Capital (RBC) Model Law requirements. RBC relates an individual insurance company’s statutory surplus to the risk inherent in its overall operations.
     AIG’s insurance subsidiaries file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by domestic and foreign insurance regulatory authorities. The principal differences between statutory financial statements for domestic companies and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policyholder liabilities are valued using more conservative assumptions and certain assets are non-admitted.
     As discussed under Item 3. Legal Proceedings, various regulators have commenced investigations into certain insurance business practices. In addition, the OTS and other regulators routinely conduct examinations of AIG and its subsidiaries, including AIG’s consumer finance operations. AIG cannot predict the ultimate effect that these investigations and examinations, or any additional regulation arising therefrom, might have on its business. Federal, state or local legislation may affect AIG’s ability to operate and expand its various financial services businesses, and changes in the current laws, regulations or interpretations thereof may have a material adverse effect on these businesses. See Item 1A. Risk Factors for additional information.
     AIG’s U.S. operations are negatively affected under guarantee fund assessment laws which exist in most states. As a result of operating in a state which has guarantee fund assessment laws, a solvent insurance company may be assessed for certain obligations arising from the insolvencies of other insurance companies which operated in that state. AIG generally records these assessments upon notice. Additionally, certain states permit at least a portion of the assessed amount to be used as a credit against a company’s future premium tax liabilities. Therefore, the ultimate net
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American International Group, Inc., and Subsidiaries
assessment cannot reasonably be estimated. The guarantee fund assessments net of credits recognized in 2009, 2008 and 2007, respectively, were $18 million, $12 million and $71 million.
     AIG is also required to participate in various involuntary pools (principally workers’ compensation business) which provide insurance coverage for those not able to obtain such coverage in the voluntary markets. This participation is also recorded upon notification, as these amounts cannot reasonably be estimated.
     A substantial portion of AIG’s General Insurance business and all of its Foreign Life Insurance & Retirement Services business are conducted in foreign countries. The degree of regulation and supervision in foreign jurisdictions varies. Generally, AIG, as well as the underwriting companies operating in such jurisdictions, must satisfy local regulatory requirements. Licenses issued by foreign authorities to AIG subsidiaries are subject to modification and revocation. Thus, AIG’s insurance subsidiaries could be prevented from conducting future business in certain of the jurisdictions where they currently operate. AIG’s international operations include operations in various developing nations. Both current and future foreign operations could be adversely affected by unfavorable political developments up to and including nationalization of AIG’s operations without compensation. Adverse effects resulting from any one country may affect AIG’s results of operations, liquidity and financial condition depending on the magnitude of the event and AIG’s net financial exposure at that time in that country.
     Foreign insurance operations are individually subject to local solvency margin requirements that require maintenance of adequate capitalization, which AIG complies with by country. In addition, certain foreign locations, notably Japan, have established regulations that can result in guarantee fund assessments. These have not had a material effect on AIG’s financial condition or results of operations. See Note 17 to the Consolidated Financial Statements.
Results of Operations
     AIG reports the results of its operations through four reportable segments: General Insurance, Domestic Life Insurance & Retirement Services, Foreign Life Insurance & Retirement Services, and Financial Services. AIG evaluates performance based on pre-tax income (loss), excluding results from discontinued operations and net gains (losses) on sales of divested businesses because AIG believes that this provides more meaningful information on how its operations are performing. Through these reportable segments, AIG provides insurance, financial and investment products and services to both businesses and individuals in more than 130 countries and jurisdictions. AIG’s Other operations category consists of business and items not allocated to AIG’s reportable segments.
     AIG’s subsidiaries serve commercial, institutional and individual customers through an extensive property-casualty and life insurance and retirement services network. AIG’s Financial Services businesses include commercial aircraft and equipment leasing, capital markets operations and consumer finance, both in the United States and abroad. AIG also provides asset management services to institutions and individuals.
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American International Group, Inc., and Subsidiaries
Consolidated Results
The following table presents AIG’s consolidated results of operations:

				Percentage Increase/(Decrease)
Years Ended December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Revenues:
Premiums and other considerations	$64,702	$78,564	$74,753	(18)%	5%
Net investment income	25,239	11,433	30,051	121	(62)
Net realized capital losses	(6,854)	(52,705)	(3,501)	-	-
Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio	1,418	(28,602)	(11,472)	-	-
Other income	11,499	(1,794)	13,801	-	-

Total revenues	96,004	6,896	103,632	-	(93)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	61,436	58,839	62,452	4	(6)
Policy acquisition and other insurance expenses	20,674	26,284	19,819	(21)	33
Interest expense	15,369	17,007	4,751	(10)	258
Restructuring expenses and related asset impairment and other expenses	1,386	804	-	72	-
Net loss on sale of divested businesses	1,271	-	-	-	-
Other expenses	9,516	10,490	8,476	(9)	24

Total benefits, claims and expenses	109,652	113,424	95,498	(3)	19

Income (loss) from continuing operations before income tax expense (benefit)	(13,648)	(106,528)	8,134	-	-
Income tax expense (benefit)	(1,878)	(8,894)	1,267	-	-

Income (loss) from continuing operations	(11,770)	(97,634)	6,867	-	-
Income (loss) from discontinued operations, net of income tax expense (benefit)	(543)	(2,753)	621

Net income (loss)	(12,313)	(100,387)	7,488	-	-
Less:
Income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	-	-	-	-
Other	(1,527)	(944)	1,259	-	-

Total Income (loss) from continuing operations attributable to noncontrolling interests	(1,387)	(944)	1,259	-	-
Income (loss) from discontinued operations attributable to noncontrolling interests	23	(154)	29	-	-

Total net income (loss) attributable to non-controlling interests	(1,364)	(1,098)	1,288	-	-

Net income (loss) attributable to AIG	$(10,949)	$(99,289)	$6,200	-%	-%

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American International Group, Inc., and Subsidiaries
Premiums and Other Considerations
2009 and 2008 Comparison
     Premiums and other considerations decreased in 2009 compared to 2008 primarily due to:
•	a reduction of $6.9 billion in 2009 from dispositions, including the sale of the Brazilian operations in 2008, sales of HSB Group, Inc. (HSB), 21st Century and AIG Life Canada in 2009 and the deconsolidation of Transatlantic in 2009;

•	a decline in Commercial Insurance net premiums written due to reductions in workers’ compensation, construction, real estate and transportation lines of business;

•	a decrease in Foreign General Insurance due to the negative effect of foreign exchange and the sale of the Brazilian operations in 2008 noted above;

•	a decrease in Domestic Life Insurance premiums, primarily due to lower payout annuities and the sale of AIG Life Canada; and

•	a decrease in Foreign Life Insurance & Retirement Services primarily due to lower sales and deposits, the sale of the Brazilian operations in 2008, the effect of foreign exchange translation, and the effect of equity markets on investment-linked and annuity products globally.
2008 and 2007 Comparison
     Premiums and other considerations increased in 2008 compared to 2007 primarily due to:
•	growth in Foreign Life Insurance & Retirement Services resulting from increased production and favorable foreign exchange rates;

•	an increase in Foreign General Insurance due to growth in commercial and consumer lines driven by new business from both established and new distribution channels, a decrease in the use of reinsurance and favorable foreign exchange rates; and

•	growth in Domestic Life Insurance due to an increase in sales of payout annuities sales and growth in life insurance business in force.
     These increases were partially offset by a decline in Commercial Insurance premiums primarily from lower U.S. workers’ compensation premiums attributable to declining rates, lower employment levels and increased competition, as well as a decline in other casualty lines of business.
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American International Group, Inc., and Subsidiaries
Net Investment Income
The following table summarizes the components of consolidated Net investment income:

	Years Ended December 31,			Percentage Increase/(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Fixed maturities, including short-term investments	$18,793	$21,472	$21,496	(12)%	-%
Maiden Lane interests	394	(1,116)	-	-	-
Equity securities	397	408	440	(3)	(7)
Interest on mortgage and other loans	574	622	650	(8)	(4)
Partnerships	(35)	(2,152)	3,415	-	-
Mutual funds	440	(962)	521	-	-
Trading account gains (losses)	33	(725)	(150)	-	-
Real estate	1,229	1,226	1,126	-	9
Other investments	457	629	691	(27)	(9)

Total investment income before policyholder					-
income and trading gains (losses)	22,282	19,402	28,189	15	(31)
Policyholder investment income and trading losses	3,950	(6,984)	2,903	-	-

Total investment income	26,232	12,418	31,092	111	(60)
Investment expenses	993	985	1,041	1	(5)

Net investment income	$25,239	$11,433	$30,051	121%	(62)%

2009 and 2008 Comparison
     Net investment income increased in 2009 compared to 2008 primarily due to:
•	increased policyholder investment income and trading gains and losses for Foreign Life Insurance & Retirement Services (together, policyholder trading gains (losses)), compared to 2008. Policyholder trading losses are offset by a change in Policyholder benefits and claims incurred and generally reflect the trends in equity markets, principally in Japan and Asia;

•	gains associated with the change in fair value of AIG’s investment in ML III of $419 million in 2009 resulting from improvements in valuation, primarily resulting from the shortening of the weighted average life from 10.9 years to 9.6 years, and the narrowing of credit spreads by approximately 100 basis points. Adversely affecting the fair value is the decrease in cash flows primarily due to an increase in projected credit losses in the underlying collateral securities; and

•	income from mutual fund investments in 2009 compared to losses in 2008 and a decrease in partnership losses in 2009, in each case reflecting stronger market conditions in 2009 than in 2008.
     These increases were partially offset by:
•	lower levels of invested assets, including the effect of divested businesses, in 2009 compared to 2008; and

•	lower returns as a result of increased levels of short-term investments that were held for liquidity purposes.
2008 and 2007 Comparison
     Net investment income decreased in 2008 compared to 2007 due to:
•	losses from partnership and mutual fund investments reflecting significantly weaker market conditions in 2008 than in 2007;

•	policyholder trading losses for Foreign Life Insurance & Retirement Services in 2008 compared to policyholder trading gains in 2007, reflecting equity market declines;
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•	losses related to AIG’s economic interest in ML II and investment in ML III of approximately $1.1 billion in 2008; and

•	the effect of increased levels of short-term investments, for liquidity purposes.
Net Realized Capital Gains (Losses)

	Years Ended December 31,
(in millions)	2009	2008	2007

Sales of fixed maturity securities	$956	$(5,159)	$(429)
Sales of equity securities	390	104	917
Sales of real estate and loans	(10)	238	172
Other-than-temporary impairments:
Severity	(1,892)	(27,798)	(1,517)
Change in intent	(1,036)	(11,518)	(993)
Foreign currency declines	(517)	(1,903)	(500)
Issuer-specific credit events	(4,185)	(5,785)	(497)
Adverse projected cash flows on structured securities	(149)	(1,645)	(446)
Provision for loan losses	(708)	-	-
Foreign exchange transactions	(1,256)	3,166	(672)
Derivative instruments	1,749	(3,420)	16
Other	(196)	1,015	448

Total	$(6,854)	$(52,705)	$(3,501)

2009 and 2008 Comparison
     Net realized capital losses decreased in 2009 compared to 2008 primarily due to the following:
•	the 2008 period included non-credit impairments (i.e. severity losses) throughout the year that are no longer required for fixed maturity securities due to the adoption of the new other-than-temporary impairments accounting standard commencing in the second quarter of 2009. Additionally, other-than-temporary impairments declined from the 2008 period due to improved market conditions. See Note 6 to the Consolidated Financial Statements; and Investments — Other-Than-Temporary Impairments.

•	gains on sales of fixed maturity securities in 2009 compared to losses in 2008 reflecting improvement in the credit markets.

•	gains on derivative instruments not qualifying for hedge accounting treatment in 2009 compared to losses in 2008 resulting from weakening of the U.S. dollar.
     Partially offsetting the above items were losses on sales of real estate and other assets in 2009. Additionally, Net realized capital losses includes foreign exchange translation losses in 2009 compared to gains in 2008 primarily resulting from the weakening of the U.S. dollar.
2008 and 2007 Comparison
     Net realized capital losses increased in 2008 compared to 2007 primarily due to an increase in other-than-temporary impairment charges. The increase in other-than-temporary impairment charges included the following significant items:
•	an increase in severity losses primarily related to certain RMBS, other structured securities and securities of financial institutions due to rapid and severe market valuation declines where the impairment period was not deemed temporary;
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American International Group, Inc., and Subsidiaries
•	losses related to the change in AIG’s intent and ability to hold to recovery certain securities, primarily those held as collateral in the securities lending program;

•	issuer-specific credit events, including charges associated with investments in financial institutions; and

•	adverse projected cash flows on certain impaired structured securities.
     These other-than-temporary impairment charges were partially offset by the favorable effect of foreign exchange translation due to strengthening of the U.S. dollar. See Investments — Other-Than-Temporary Impairments.
     During the fourth quarter of 2008, certain AIG securities lending transactions met the requirements of sale accounting because collateral received was insufficient to fund substantially all of the cost of purchasing replacement assets for the securities lent to various counterparties. Accordingly, AIG recognized a loss of $2.4 billion on deemed sales of these securities. Also, Net realized capital losses in 2008 included a loss of $2.3 billion, incurred in the fourth quarter of 2008, on RMBS prior to their purchase by ML II. See Investments — Other Noncore Businesses and Note 6 to the Consolidated Financial Statements.
Unrealized Market Valuation Gains (Losses) on AIGFP Super Senior Credit Default Swap Portfolio
2009 and 2008 Comparison
     AIGFP reported unrealized market valuation gains related to its super senior credit default swap portfolio of $1.4 billion in 2009 and unrealized market valuation losses of $28.6 billion in 2008. The change in the unrealized market valuation gains (losses) related to AIGFP’s super senior credit default swap portfolio was due to the substantial decline in outstanding net notional amount resulting from the termination of contracts in the fourth quarter of 2008 associated with the ML III transaction and the improvement in market conditions in 2009, as well as the narrowing of corporate credit spreads.
2008 and 2007 Comparison
     The unrealized market valuation losses on AIGFP’s super senior credit default swap portfolio increased in 2008 compared to 2007 due to significant widening in credit spreads and the downgrades of RMBS and CDO securities by rating agencies in 2008 driven by the credit concerns resulting from U.S. residential mortgages and the severe liquidity crisis affecting the markets. In connection with the termination of $62.1 billion net notional amount of CDS transactions related to multi-sector CDOs purchased in the ML III transaction, AIG Financial Products Corp. paid $32.5 billion through the surrender of collateral previously posted (net of $2.5 billion received pursuant to the shortfall agreement), of which $2.5 billion (included in Other income (loss)) was related to certain 2a-7 Put transactions written on multi-sector CDOs purchased by ML III. These losses did not affect income, as unrealized market valuation losses were already recorded in income.
     See Segment Results — Financial Services Operations — Financial Services Results — Capital Markets Results and Critical Accounting Estimates — Valuation of Level 3 Assets and Liabilities and Note 6 to the Consolidated Financial Statements.
Other Income (Loss)
2009 and 2008 Comparison
     Other income increased in 2009 compared to 2008 due to:
•	a net credit valuation adjustment gain of $2.8 billion in 2009 compared to a net credit valuation adjustment loss of $9.5 billion in 2008 on AIGFP’s assets and liabilities which are measured at fair value, excluding gains reflected in Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio;

•	an improvement of $5.5 billion reflecting the positive effect of hedging activities that did not qualify for hedge accounting, which was driven by the weakening of the U.S. dollar against most major currencies during 2009.
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     These increases were partially offset by:
•	a $2.4 billion decline in noncore Institutional Asset Management revenues due to impairments on proprietary real estate and private equity investments and lower base management fees on lower base assets under management in 2009;

•	a decline of $1.0 billion in income from consolidated managed partnerships and funds, which is partially offset by Net income (loss) attributable to noncontrolling interests; and

•	lower finance charges and other revenues in Consumer Finance reflecting the sales of AGF real estate portfolios as part of AGF’s liquidity management efforts as well as the effect of sales of Consumer Finance businesses in 2009.
2008 and 2007 Comparison
     Other Income (loss) decreased in 2008 compared to 2007 primarily due to increased losses in Capital Markets of $13.7 billion, which includes a credit valuation adjustment of $9.1 billion on AIGFP’s assets and liabilities which are measured at fair value.
     These decreases were partially offset by increased rental revenues for ILFC, driven by a larger aircraft fleet and higher lease rates.
Policyholder Benefits and Claims Incurred
2009 and 2008 Comparison
     Policyholder benefits and claims incurred increased in 2009 compared to 2008 due to:
•	an increase in incurred policy losses and benefits expenses for Foreign Life Insurance & Retirement Services due to policyholder trading gains of $4.0 billion in 2009 compared to policyholder trading losses of $6.8 billion in 2008 as discussed above in Net Investment Income; and

•	adverse development from prior years in Commercial Insurance primarily for excess casualty and excess workers’ compensation and increased current year losses in Foreign General Insurance from exposure to financial lines claims.
     These increases were partially offset by:
•	a reduction of $5.2 billion from dispositions, primarily the sale of the Brazilian operations in 2008, sales of HSB, 21st Century and AIG Life Canada in 2009 and the deconsolidation of Transatlantic in 2009;

•	catastrophe-related losses of $53 million in 2009 compared to $1.6 billion in 2008 (losses in 2008 were primarily related to hurricanes Ike and Gustav); and

•	the effects of lower production levels for General Insurance and Domestic Life & Retirement Services.
2008 and 2007 Comparison
     Policyholder benefits and claims incurred decreased in 2008 compared to 2007 due to a reduction in incurred policy losses and benefits expense for Foreign Life Insurance & Retirement Services of $9.4 billion related to policyholder trading gains (losses) as discussed above in Net investment income. These losses more than offset increased claims and claims adjustment expenses of $5.6 billion in AIG’s General Insurance operations and Noncore insurance businesses, which reflected increased catastrophe losses of $1.5 billion principally from hurricanes Ike and Gustav. Results for 2008 also included a $1.8 billion increase in Mortgage Guaranty claims incurred, reflecting the deterioration of the U.S. housing market.
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Policy Acquisition and Other Insurance Expenses
2009 and 2008 Comparison
     Policy acquisition and other insurance expenses decreased in 2009 compared to 2008 primarily due to:
•	a reduction of $2.4 billion from dispositions, primarily the sale of the Brazilian operations in 2008, sales of HSB, 21st Century and AIG Life Canada in 2009 and the deconsolidation of Transatlantic in 2009;

•	a reduction of $3.3 billion due to goodwill impairment charges recorded in 2008 as discussed below; and

•	the effects of lower production levels for General Insurance and both Domestic and Foreign Life Insurance & Retirement Services.
2008 and 2007 Comparison
     Policy acquisition and other insurance expenses increased in 2008 compared to 2007 due to:
•	a $2.4 billion increase in General Insurance expenses primarily due to goodwill impairment charges of $1.2 billion from Commercial Insurance primarily related to goodwill of HSB;

•	a $174 million increase in Domestic Life Insurance & Retirement Services expenses primarily due to $1.2 billion of goodwill impairment charges, partially offset by changes in deferred acquisition costs;

•	an increase of $2.9 billion in Foreign Life Insurance & Retirement Services expenses as a result of the effect of foreign exchange, growth in the business and the effect of the implementation of the new fair value option accounting standard; and

•	Goodwill impairment charges of $878 million in 2008 from Noncore insurance businesses.
Interest Expense
2009 and 2008 Comparison
     Interest expense decreased in 2009 compared to 2008 primarily due to lower interest expense on the FRBNY Credit Facility. Interest expense on the FRBNY Credit Facility was $10.4 billion in 2009 compared to $11.4 billion in 2008. Interest expense in 2009 included $8.4 billion of amortization of the prepaid commitment fee asset, including accelerated amortization of $5.2 billion in connection with the $25 billion reduction in the outstanding balance and maximum lending commitment under the FRBNY Credit Facility. See Note 1 to the Consolidated Financial Statements. Interest expense in 2008 included $9.3 billion of amortization of the prepaid commitment fee asset associated with the FRBNY Credit Facility, including accelerated amortization of $6.6 billion in connection with the November 25, 2008 restructuring of the FRBNY Credit Facility. During 2009, interest expense benefited from a reduced interest rate on the FRBNY Credit Facility (weighted average rate of 4.5 percent in 2009 compared to 10.6 percent in 2008); however, because the facility was outstanding for the full year in 2009 compared to only 107 days in 2008, the favorable impact was largely offset.
2008 and 2007 Comparison
     Interest expense increased in 2008 compared to 2007 on higher levels of borrowings primarily due to the interest expense on the FRBNY Credit Facility, inclusive of the amortization of the prepaid commitment fee asset. Interest expense in 2008 also included interest on the junior subordinated debt and Equity Units from the dates of issuance in May 2008.
Restructuring Expenses and Related Asset Impairment and Other Expenses
     In the fourth quarter of 2008, following receipt of federal government assistance, AIG commenced an organization-wide restructuring plan, which AIG continued to develop and modify throughout 2009. In connection with activities under this plan, AIG recorded restructuring and separation expenses of $1.4 billion in 2009, consisting
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of severance expenses of $163 million, contract termination expenses of $53 million, asset write-downs of $129 million, other exit expenses of $439 million, and separation expenses of $602 million.
     Other exit expenses primarily include professional fees related to (i) disposition activities, (ii) AIG’s capital restructuring program with the FRBNY and the Department of the Treasury and (iii) unwinding of AIGFP’s businesses and portfolios.
     Severance and separation expenses for 2009 described above include retention awards of $503 million to key employees to maintain ongoing business operations and facilitate the successful execution of the restructuring and asset disposition plan. The awards under these retention plans were granted in 2008 and are accrued ratably over the future service periods, which range from 2008 to 2011. The total amount expected to be incurred related to these 2008 retention plans is approximately $1.1 billion. AIG made payments to the employees under these plans in 2008 and 2009 and expects to make further payments through 2011. The ultimate amount paid could be less primarily due to the effect of forfeitures.
The following table presents amounts charged to expense, and expected to be charged to expense, and the total amounts expected to be incurred under the 2008 retention plans, by reportable segment:

		Domestic Life	Foreign Life
	General	Insurance &	Insurance &	Financial
(In millions)	Insurance	Retirement Services	Retirement Services	Services	Other	Total

Amounts charged to expense:
Year Ended December 31, 2009	$122	$56	$95	$173	$57	$503
Year Ended December 31, 2008	83	52	25	288	96	544
Cumulative incurred since inception of restructuring plan(a)	205	108	120	461	153	1,047
Amounts expected to be incurred in future periods:
2010	2	-	5	-	2	9
2011	-	-	1	-	-	1

Total amounts expected to be incurred in future periods	2	-	6	-	2	10

Total amounts expected to be incurred(b)	$207	$108	$126	$461	$155	$1,057

(a)	Includes an adjustment of $51 million in Financial Services to increase the cumulative amount incurred since inception for retention amounts paid in 2008.

(b)	At December 31, 2009, remaining amounts payable totaled $393 million.
     Total restructuring and separation expenses could have a material effect on future consolidated results of operations and cash flows for an individual reporting period.
     See Note 3 to the Consolidated Financial Statements for additional discussion regarding restructuring and separation expenses.
Net loss on Sale of Divested Businesses
     Includes the net loss on sales of divested businesses during 2009 that did not qualify as discontinued operations. See Segment Results — Other Operations — Other Results herein for further information.
Other Expenses
2009 and 2008 Comparison
     Other expenses for 2009 decreased compared to 2008 primarily due to a decrease in compensation-related costs for Parent and Other operations and the noncore Asset Management businesses, including the effect of deconsolidation
AIG 2009 Form 10-K                70

American International Group, Inc., and Subsidiaries
of certain portfolio investments and the sale of Private Bank, a Swiss bank. Additionally, goodwill impairment charges of $612 million in 2009 are reflected in the Other operations category primarily related to the noncore Institutional Asset Management business compared to goodwill impairment charges of $791 million recorded in 2008 discussed below.
2008 and 2007 Comparison
     Other expenses increased in 2008 compared to 2007 primarily due to goodwill impairment charges of $791 million in 2008 in the Financial Services segment related to the Consumer Finance and Capital Markets businesses, which resulted from the downturn in the housing markets, the credit crisis and the intent to unwind AIGFP’s businesses and portfolios. In addition, Other expenses in 2008 increased compared to 2007 due to higher AGF provisions for finance receivable losses of $674 million in response to the higher levels of delinquencies in AGF’s finance receivable portfolio.
Income Tax (Benefits)
2009 and 2008 Comparison
     The effective tax rate on pre-tax losses from continuing operations for 2009 was 13.8 percent. The effective tax rate differed from the statutory rate of 35 percent primarily due to an increase in the valuation allowance and reserve for uncertain tax positions, partially offset by tax exempt interest and the change in estimated U.S. tax liability with respect to the potential sale of subsidiaries.
     At December 31, 2009, AIG reported a net deferred tax asset after valuation allowance of $5.9 billion. Included in this net deferred tax asset is a valuation allowance of $23.7 billion and deferred tax liabilities of $18.5 billion. Management determined, from pending dispositions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets and excluding projected future operating income, that it is more likely than not that the remaining $5.9 billion net deferred tax asset is realizable.
     See Critical Accounting Estimates — Valuation Allowance on Deferred Tax Assets and Note 21 to the Consolidated Financial Statements for a rollforward of the deferred tax asset and related valuation allowance.
2008 and 2007 Comparison
     The effective tax rate on the pre-tax loss from continuing operations for 2008 was 8.3 percent. The effective tax rate was lower than the statutory rate of 35 percent due primarily to $25.4 billion of deferred tax expense recorded during 2008, comprising $4.8 billion of deferred tax expense attributable to the potential sale of foreign businesses and a $20.6 billion valuation allowance to reduce its deferred tax asset to an amount that AIG believes is more likely than not to be realized.
71               AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Segment Results
The following table summarizes the operations of each reportable segment. (See also Note 4 to Consolidated Financial Statements.)

				Percentage Increase/
				(Decrease)
Years Ended December 31,				2009 vs.	2008 vs.
(in millions)	2009	2008	2007	2008	2007

Total revenues :
General Insurance	$35,039	$34,731	$41,162	1%	(16)%
Domestic Life Insurance & Retirement Services	11,366	(19,634)	18,189	-	-
Foreign Life Insurance & Retirement Services	32,937	16,659	31,795	98	(48)
Financial Services	9,576	(31,095)	(1,309)	-	-
Other	9,163	8,449	14,170	8	(40)
Consolidation and eliminations	(2,077)	(2,214)	(375)	-	-

Total	96,004	6,896	103,632	-	(93)

Net realized capital gains (losses) :
General Insurance	(530)	(4,374)	(242)	-	-
Domestic Life Insurance & Retirement Services	(3,514)	(36,412)	(2,735)	-	-
Foreign Life Insurance & Retirement Services	(1,339)	(8,208)	(125)	-	-
Financial Services	55	(498)	(100)	-	-
Other	(1,526)	(3,213)	(299)	-	-

Total	(6,854)	(52,705)	(3,501)	-	-

Pre-tax income (loss) :
General Insurance	169	(2,451)	10,175	-	-
Domestic Life Insurance & Retirement Services	(1,179)	(34,948)	3,070	-	-
Foreign Life Insurance & Retirement Services	3,221	(3,332)	5,352	-	-
Financial Services	517	(40,821)	(9,515)	-	-
Other	(15,769)	(23,672)	(1,699)	-	-
Consolidation and eliminations	(607)	(1,304)	751	-	-

Total	$(13,648)	$(106,528)	$8,134	-%	-%

General Insurance Operations
     AIG’s General Insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance both domestically and abroad.
     As previously noted, AIG believes it should present and discuss its financial information in a manner most meaningful to its financial statement users. Accordingly, in its General Insurance business, AIG uses underwriting profit (loss) to assess performance of the General Insurance business rather than statutory underwriting profit (loss).
     In order to better align financial reporting with the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, beginning in 2009, the results for Transatlantic, 21st Century, and Mortgage Guaranty, previously reported as part of the General Insurance operating segment, are now included in AIG’s Other operations category. In addition, the historical results of HSB (which was sold on March 31, 2009), which were previously included in Commercial Insurance, are also now included in AIG’s Other operations category. Additionally, beginning in 2009 General Insurance results include the equity income (loss) from certain equity method investments which were previously included as part of AIG’s Other operations category. Prior period amounts have been revised to conform to the current presentation.
AIG 2009 Form 10-K               72

American International Group, Inc., and Subsidiaries
General Insurance Results
The following table presents General Insurance results:

				Percentage Increase/(Decrease)
Years Ended December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Underwriting results:
Net premiums written	$30,664	$35,633	$37,107	(14)%	(4)%
Decrease (increase) in unearned premiums	1,610	866	(1,051)	86	-

Net premiums earned	32,274	36,499	36,056	(12)	1
Claims and claims adjustment expenses incurred	25,367	26,093	22,391	(3)	17
Change in deferred acquisition costs	241	35	(339)	-	-
Other underwriting expenses	9,262	11,054	8,935	(16)	24

Underwriting profit (loss)	(2,596)	(683)	5,069	-	-

Net investment income	3,295	2,606	5,348	26	(51)
Net realized capital losses	(530)	(4,374)	(242)	-	-

Pre-tax income (loss)	$169	$(2,451)	$10,175	-%	-%

General Insurance Underwriting Results
     In managing its general insurance businesses, AIG analyzes the operating performance of its businesses using underwriting profit. Underwriting profit is derived by reducing net premiums earned by claims and claims adjustment expenses incurred and underwriting expenses, including the change in deferred acquisition costs.
     AIG, along with most property and casualty insurance companies, uses the loss ratio, the expense ratio and the combined ratio as measures of underwriting performance. The loss ratio is the sum of claims and claims adjustment expenses divided by net premiums earned. The expense ratio is underwriting expenses divided by net premiums earned. These ratios are relative measurements that describe, for every $100 of net premiums earned, the cost of losses and expenses, respectively. A combined ratio of less than 100 indicates an underwriting profit and over 100 indicates an underwriting loss.
     Net premiums written are initially deferred and earned based upon the terms of the underlying policies. The net unearned premium reserve constitutes deferred revenues which are generally earned ratably over the policy period.
     The underwriting environment varies from country to country, as does the degree of litigation activity. Regulation, product type and competition have a direct effect on pricing and consequently on profitability as reflected in underwriting profit and general insurance ratios.
General Insurance Net Premiums Written
     General Insurance net premiums written decreased in 2009 compared to 2008 as Commercial Insurance net premiums written reflected reductions in insurable exposures primarily driven by the effect of the adverse economic conditions on workers’ compensation, construction, real estate and transportation lines of business. Declines in Foreign General Insurance net premiums written reflected the sale of the Brazilian operations in 2008 and a negative impact from changes in foreign exchange rates.
     General Insurance net premiums written decreased in 2008 compared to 2007, as Commercial Insurance net premiums written reflected a decline in workers’ compensation and other casualty lines of business. These declines were largely offset by growth in Foreign General Insurance from both established and new distribution channels and the positive effect of changes in foreign exchange rates.
73            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
AIG transacts business in most major foreign currencies. The following table summarizes the effect of changes in foreign currency exchange rates on the growth of General Insurance net premiums written:

Years Ended December 31,	2009	2008

Decrease in original currency*	(12.5)%	(6.0)%
Foreign exchange effect	(1.4)	2.0

Increase (decrease) as reported in U.S. dollars	(13.9)%	(4.0)%

*	Computed using a constant exchange rate for each period.
General Insurance Underwriting Ratios
The following table summarizes General Insurance GAAP combined ratios:

Years Ended December 31,	2009	2008	2007

Loss ratio	78.6	71.5	62.1
Expense ratio	29.4	30.4	23.8

Combined ratio	108.0	101.9	85.9

     The increase in the General Insurance combined ratio for 2009 compared to 2008 primarily resulted from the following:
•	prior year development increased incurred losses by $2.8 billion in 2009 and decreased incurred losses by $39 million in 2008. The 2009 prior year development includes a fourth quarter reserve strengthening charge of $2.3 billion in Commercial Insurance primarily related to excess casualty and excess workers’ compensation, two long-tail lines of business, largely from accident years 2002 and prior;

•	lower levels of favorable development related to loss sensitive policies for Commercial Insurance which amounted to $118 million in 2009 compared to $339 million in 2008. This favorable development is reflected in overall development amounts above and relates to loss sensitive policies that have no material effect on underwriting profit as the amounts are substantially offset by a decline in earned premiums; and

•	effects of premium rate decreases and changes in loss trends.
     These increases were partially offset by the following:
•	a loss ratio for accident year 2009 recorded in 2009 which was 1.5 points lower than the loss ratio for accident year 2008, resulting from a decline in catastrophe losses from $1.6 billion in 2008 to $53 million in 2009, accounting for 4.3 points of the decrease in the accident year loss ratio. This decrease in accident year loss ratio was partially offset by a $412 million increase in current year loss activity from the recent disruption in the financial markets as well as financial frauds claims in Foreign General Insurance. In 2009, the current accident year combined ratio was 99.2; and

•	decline in the expense ratio of 0.9 points in 2009 compared to 2008 due primarily to a $1.2 billion impairment charge for goodwill remaining from the acquisition of HSB.
     The General Insurance combined ratio for 2008 increased compared to 2007, primarily due to an increase in the loss ratio. The loss ratio for accident year 2008 recorded in 2008 was 7.4 points higher than the loss ratio for accident year 2007 recorded in 2007. Catastrophe-related losses were $1.6 billion and $266 million in 2008 and 2007, respectively, accounting for 4.2 points of the increase in the accident year loss ratio. The loss ratio also increased for other property and casualty lines due to premium rate decreases and changes in loss trends. Development from prior years decreased incurred losses by $39 million in 2008 and decreased incurred losses by $657 million in 2007. The expense ratio for 2008 increased 3.3 points due to $1.2 billion of goodwill impairment charges primarily related to HSB.
AIG 2009 Form 10-K            74

American International Group, Inc., and Subsidiaries
General Insurance Investing Results
     Net investment income for General Insurance increased in 2009 compared to 2008 primarily due to improvement in returns from partnership investments of $561 million. Net investment income in 2008 declined substantially from 2007 due primarily to losses incurred on partnership investments, which resulted in a year over year decline in returns from partnerships of $2.0 billion. Net realized capital losses for General Insurance declined in 2009 compared to 2008 due to lower other-than-temporary impairments on investments as 2008 results reflected significant other-than-temporary impairment charges related to the deterioration in the fixed income markets.
     See Consolidated Results for further discussion on Net investment income and Net realized capital gains (losses).
Commercial Insurance Results
The following table presents Commercial Insurance results:

				Percentage Increase/
Years Ended				(Decrease)
December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Underwriting results:
Net premiums written	$18,373	$21,243	$24,056	(14)%	(12)%
Decrease (increase) in unearned premiums	1,405	1,169	(349)	20	-

Net premiums earned	19,778	22,412	23,707	(12)	(5)
Claims and claims adjustment expenses incurred	17,943	18,255	16,148	(2)	13
Change in deferred acquisition costs	230	68	(112)	238	-
Other underwriting expenses	4,171	5,819	4,373	(28)	33

Underwriting profit (loss)	(2,566)	(1,730)	3,298	-	-

Net investment income	2,790	1,981	3,883	41	(49)
Net realized capital losses	(679)	(3,294)	(76)	-	-

Pre-tax income (loss)	$(455)	$(3,043)	$7,105	-%	-%

Commercial Insurance Underwriting Results
Commercial Insurance Net Premiums Written
The following table presents Commercial Insurance net premiums written by line of business:

				Percentage Increase/
Years Ended				(Decrease)
December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

General liability/auto liability	$3,266	$3,687	$4,241	(11)%	(13)%
Workers’ compensation	2,710	3,491	4,670	(22)	(25)
Property	2,345	2,269	2,130	3	7
Management/professional liability	1,856	2,166	2,469	(14)	(12)
Commercial umbrella/excess	1,738	2,251	2,671	(23)	(16)
A&H products	1,261	1,325	1,216	(5)	9
Multinational P&C	978	950	951	3	-
Private client group	926	964	747	(4)	29
Programs	741	900	906	(18)	(1)
Healthcare	564	646	720	(13)	(10)
Environmental	525	768	863	(32)	(11)
Aviation	219	276	320	(21)	(14)
Other	1,244	1,550	2,152	(20)	(28)

Total	$18,373	$21,243	$24,056	(14)%	(12)%

75            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
     Commercial Insurance net premiums written decreased in 2009 compared to 2008 primarily due to:
•	lower U.S. workers’ compensation premiums due to declining rates, lower employment levels, increased competition and a strategy to remain price disciplined;

•	declines in the construction, real estate and transportation lines of business, which were negatively affected more than other lines by the credit crisis that limited capital for new projects and impacted the general liability and commercial umbrella lines of business; and

•	adverse effect of AIG’s negative publicity in 2009.
     Commercial Insurance net premiums written decreased in 2008 compared to 2007 primarily due to declines in premiums from workers’ compensation as well as other casualty lines. Declines in other casualty lines resulted from declining rates and reduced activity in the construction and transportation industries. Management and Professional liability lines also declined compared to 2007 due to increased competition, particularly in the fourth quarter of 2008.
Commercial Insurance Underwriting Ratios
The following table presents Commercial Insurance GAAP combined ratios:

Years Ended December 31,	2009	2008	2007

Loss ratio	90.7	81.4	68.1
Expense ratio	22.3	26.3	18.0

Combined ratio	113.0	107.7	86.1

     The increase in the Commercial Insurance combined ratio for 2009 compared to 2008 primarily resulted from the following:
•	prior year development increased incurred losses by $2.7 billion in 2009 and by $23 million in 2008. The 2009 prior year development includes a fourth quarter reserve strengthening charge in Commercial Insurance of $2.3 billion primarily related to excess casualty and excess workers’ compensation, two long-tail lines of business, largely from accident years 2002 and prior;

•	lower levels of favorable development related to loss sensitive policies which amounted to $118 million in 2009 compared to $339 million in 2008. This favorable development relates to loss sensitive policies that are substantially offset by a decline in earned premiums; and

•	the effects of premium rate decreases and adverse changes in loss trends.
These increases were partially offset by the following:
•	loss ratio for accident year 2009 recorded in 2009 which was 4.4 points lower than the loss ratio for accident year 2008 recorded in 2008 resulting from a decline in catastrophe losses from $1.5 billion in 2008 to $53 million in 2009 accounting for 6.3 points of the decrease. In 2009, the current accident year combined ratio was 98.6; and

•	decline in the expense ratio of 4.0 points in 2009 compared to 2008 due primarily to $1.2 billion of goodwill impairment charges primarily related to HSB. Overall expenses, excluding the 2008 write-off of goodwill, declined $452 million, or 9.8 percent compared to 2008 due to lower variable expenses, but were partially offset by higher pension and restructuring costs. While Commercial Insurance is aggressively pursuing expense reductions, the impact of expense savings will lag the decline in net written premiums.
     The Commercial Insurance combined ratio increased in 2008 compared to 2007. The loss ratio for accident year 2008 recorded in 2008 included a 6.6 point effect related to catastrophe losses, and was 10.8 points higher than the loss ratio for accident year 2007 recorded in 2007. Prior year development increased incurred losses by $23 million in 2008 and reduced incurred losses by $371 million in 2007. Commercial Insurance expense ratio increased in 2008 compared to 2007 primarily due to the write-off of goodwill noted above. The remaining increase is due to the decline in net premiums earned and mix of business.
AIG 2009 Form 10-K            76

American International Group, Inc., and Subsidiaries
Commercial Insurance Investing Results
     Net investment income for Commercial Insurance increased in 2009 compared to 2008 primarily due to improvement in returns from partnership investments of $691 million. Net investment income in 2008 declined substantially from 2007 due primarily to losses incurred on partnership investments, which resulted in a year over year decline in returns from partnerships of $1.8 billion.
     Net realized capital losses for Commercial Insurance declined in 2009 compared to 2008 due to lower other-than-temporary impairments on investments as 2008 results reflected significant other-than-temporary impairment charges related to the deterioration in the fixed income markets.
     See Consolidated Results for further discussion on Net investment income and Net realized capital gains (losses).
Foreign General Insurance Results
The following table presents Foreign General Insurance results:

				Percentage Increase/
Years Ended				(Decrease)
December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Underwriting results:
Net premiums written	$12,291	$14,390	$13,051	(15)%	10%
Decrease (increase) in unearned premiums	205	(303)	(702)	-	-

Net premiums earned	12,496	14,087	12,349	(11)	14
Claims and claims adjustment expenses incurred	7,424	7,838	6,243	(5)	26
Change in deferred acquisition costs	11	(33)	(227)	-	-
Other underwriting expenses	5,091	5,235	4,562	(3)	15

Underwriting profit (loss)	(30)	1,047	1,771	-	(41)

Net investment income	505	625	1,465	(19)	(57)
Net realized capital gains (losses)	149	(1,080)	(166)	-	-

Pre-tax income	$624	$592	$3,070	5%	(81)%

Foreign General Insurance Underwriting Results
Foreign General Insurance Net Premiums Written
The following table presents Foreign General Insurance net premiums written by line of business:

				Percentage Increase/
Years Ended				(Decrease)
December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

A&H products	$3,724	$3,907	$3,495	(5)%	12%
Specialty lines	2,327	2,463	2,166	(6)	14
Personal lines	2,243	3,169	2,924	(29)	8
Casualty	1,679	1,968	1,726	(15)	14
Marine & Energy	700	771	694	(9)	11
Lloyds	635	623	829	2	(25)
Property	530	569	471	(7)	21
Aviation	261	305	296	(14)	3
Other	192	615	450	(69)	37

Total	$12,291	$14,390	$13,051	(15)%	10%

77            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
     Foreign General Insurance net premiums written decreased in 2009 compared to 2008 primarily due to:
•	sale of the Brazilian operations in 2008, which contributed 7.3 percent to the decline, primarily impacting A&H products and Personal Lines businesses;

•	negative effect of changes in foreign exchange rates, which contributed 3.5 percent to the decline;

•	general economic conditions which continued to negatively affect new business; and

•	adverse effect of negative publicity regarding AIG in 2009.
     Net premiums written increased in 2008 compared to 2007 due to growth in commercial and consumer lines driven by new business from established and new distribution channels, including the late 2007 acquisition of Württembergische und Badische Versicherungs — AG (WüBa) in Germany. New business in the commercial lines in the U.K. and Europe and decreases in the use of reinsurance increased net premiums earned, but were partially offset by declines in premium rates. Growth in personal accident business in Latin America, South East Asia and Europe also contributed to the increase. However, premiums from the Lloyd’s Syndicate Ascot continued to decline.
AIG transacts business in most major foreign currencies. The following table summarizes the effect of changes in foreign currency exchange rates on the growth of Foreign General Insurance net premiums written:

Years Ended December 31,	2009	2008

Increase (decrease) in original currency*	(11.1)%	4.6%
Foreign exchange effect	(3.5)	5.7

Increase (decrease) as reported in U.S. dollars	(14.6)%	10.3%

*	Computed using a constant exchange rate for each period.
Foreign General Insurance Underwriting Ratios
The following table presents Foreign General Insurance combined ratios:

Years Ended December 31,	2009	2008	2007

Loss ratio	59.4	55.6	50.6
Expense ratio	40.8	36.9	35.1

Combined ratio	100.2	92.5	85.7

     The increase in the Foreign General Insurance combined ratio for 2009 compared to 2008 primarily resulted from the following:
•	increase in the loss ratio of 3.3 points as a result of an increase in financial lines claims of $412 million arising from the recent disruption in the financial markets as well as financial frauds;

•	increases in current accident year loss ratio and severe losses were offset by a mild hurricane season, while 2008 was affected by natural catastrophes Hurricanes Gustav and Ike. For 2009, the current accident year combined ratio was 100.2 compared to 93.0 in 2008; and

•	an increase in the expense ratio in 2009 compared to 2008 due to increased separation costs, restructuring charges, certain costs associated with bad debt-related expenses, pension costs, as well as in increase in unearned premiums.
     The loss ratio in 2008 increased compared to 2007. The loss ratio for accident year 2008 recorded in 2008 was 3.2 points higher than the loss ratio recorded in 2007 for accident year 2007 primarily due to continued rate erosion and increased lower level claims frequency. Loss development on prior accident years increased the loss ratio by 1.9 points.
AIG 2009 Form 10-K            78

American International Group, Inc., and Subsidiaries
Foreign General Insurance Investing Results
     Foreign General Insurance Net investment income decreased in 2009 compared to 2008 primarily due to losses from an equity method investment, and lower yields on the fixed income portfolios, partially offset by improving mutual fund income due to improved market conditions. Net investment income decreased in 2008 compared to 2007 reflecting lower mutual fund and partnership income related to poor performance in the equity markets.
     Foreign General Insurance recorded Net realized capital gains in 2009 compared to net realized capital losses in 2008 due to the adoption of the new other-than-temporary impairment accounting standard commencing in the second quarter of 2009.
     Net realized capital losses in 2008 increased compared to 2007 due to higher other-than-temporary impairments on investments as 2008 results reflected significant charges related to the deterioration in the fixed income markets (see Consolidated Results — Net Realized Capital Gains (Losses) for further discussion). In 2007 realized capital gains and losses included $150 million of other-than-temporary impairments relating to an equity method investment.
Liability for Unpaid Claims and Claims Adjustment Expense
     The following discussion on the consolidated Liability for unpaid claims and claims adjustment expenses (loss reserves) presents loss reserves for the Commercial Insurance and Foreign General Insurance reporting units in the General Insurance operating segment and loss reserves pertaining to divested and/or Noncore businesses, comprising the Transatlantic, 21st Century and Mortgage Guaranty reporting units reported in AIG’s Other operations category.
The following table presents the components of the loss reserves by major lines of business on a statutory annual statement basis(a):

At December 31,
(in millions)	2009	2008

Other liability occurrence	$20,344	$19,773
Workers’ compensation	15,200	15,170
Other liability claims made	12,619	13,189
International	12,582	11,786
Mortgage Guaranty/Credit	5,477	3,137
Auto liability	4,164	5,593
Property	3,872	5,201
Products liability	2,414	2,400
Accident and health	1,677	1,451
Medical malpractice	1,672	2,210
Aircraft	1,388	1,693
Commercial multiple peril	1,081	1,163
Fidelity/surety	875	1,028
Reinsurance	154	3,102
Other	1,867	2,362

Total(b)	$85,386	$89,258

(a)	Presented by lines of business pursuant to statutory reporting requirements as prescribed by the National Association of Insurance Commissioners.

(b)	The decrease from the December 31, 2008 loss reserve amount was primarily due to the deconsolidation of Transatlantic.
     AIG’s gross loss reserves represent the accumulation of estimates of ultimate losses, including estimates for incurred but not yet reported reserves (IBNR) and loss expenses. The methods used to determine loss reserve estimates and to establish the resulting reserves are continually reviewed and updated. Any adjustments resulting from this review are currently reflected in pre-tax income. Because loss reserve estimates are subject to the outcome of future events, changes in estimates are unavoidable given that loss trends vary and time is often required for changes in trends to be recognized and confirmed. Reserve changes that increase previous estimates of ultimate cost are
79            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
referred to as unfavorable or adverse development or reserve strengthening. Reserve changes that decrease previous estimates of ultimate cost are referred to as favorable development.
     At December 31, 2009, net loss reserves decreased from the prior year-end primarily due to the divested businesses noted below. The net loss reserves represent loss reserves reduced by reinsurance recoverable, net of an allowance for unrecoverable reinsurance and applicable discount for future investment income.
The following table classifies the components of the net liability for unpaid claims and claims adjustment expense by business unit:

Years Ended December 31,
(in millions)	2009	2008

General Insurance segment:
Commercial Insurance(a)	$50,498	$48,896
Foreign General Insurance	12,688	10,853

Total General Insurance	63,186	59,749

Noncore businesses:
Transatlantic(b)	-	7,349
21st Century(a)(b)	-	2,065
Mortgage Guaranty	4,713	3,004
HSB(b)	-	288

Total Noncore businesses	4,713	12,706

Total net loss reserves	$67,899	$72,455

(a)	December 31, 2008 balances have been revised to reclassify Private Client Group into Commercial Insurance.

(b)	Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009 and HSB was sold during the first quarter of 2009.
Discounting of Reserves
     At December 31, 2009, net loss reserves reflect a loss reserve discount of $2.66 billion, including tabular and non-tabular calculations. The tabular workers’ compensation discount is calculated using a 3.5 percent interest rate and the 1979-81 Decennial Mortality Table. The non-tabular workers’ compensation discount is calculated separately for companies domiciled in New York and Pennsylvania, and follows the statutory regulations for each state. For New York companies, the discount is based on a five percent interest rate and the companies’ own payout patterns. For Pennsylvania companies, the statute has specified discount factors for accident years 2001 and prior, which are based on a six percent interest rate and an industry payout pattern. For accident years 2002 and subsequent, the discount is based on the payout patterns and investment yields of the companies. Certain other liability occurrence and products liability occurrence business in AIRCO that was written by Commercial Insurance is discounted based on the yield of Department of the Treasury securities ranging from one to twenty years and the Commercial Insurance payout pattern for this business. The discount is comprised of the following: $669 million — tabular discount for workers’ compensation in Commercial Insurance; $1.9 billion — non-tabular discount for workers’ compensation in Commercial Insurance; $130 million — non-tabular discount for other liability occurrence and products liability occurrence in AIRCO for Commercial Insurance business. Since 1998, AIRCO has assumed on a quota share basis certain general liability and products liability business written by Commercial Insurance, and the reserves for this business are carried on a discounted basis by AIRCO.
AIG 2009 Form 10-K            80

American International Group, Inc., and Subsidiaries
Results of the Reserving Process
     AIG believes that the net loss reserves are adequate to cover net losses and loss expenses as of December 31, 2009. While AIG regularly reviews the adequacy of established loss reserves, there can be no assurance that AIG’s ultimate loss reserves will not develop adversely and materially exceed AIG’s loss reserves as of December 31, 2009. In the opinion of management, such adverse development and resulting increase in reserves is not likely to have a material adverse effect on AIG’s consolidated financial condition, although it could have a material adverse effect on AIG’s consolidated results of operations for an individual reporting period. See Item 1A. Risk Factors — Casualty Insurance Underwriting and Reserves.
The following table presents the reconciliation of net loss reserves:

Years Ended December 31,
(in millions)	2009	2008	2007

Net liability for unpaid claims and claims adjustment expense at beginning of year	$72,455	$69,288	$62,630
Foreign exchange effect	1,416	(2,113)	955
Acquisitions(a)	-	-	317
Dispositions(b)	(9,657)	(269)	-

Losses and loss expenses incurred:(c)
Current year	27,359	35,085	30,261
Prior years, other than accretion of discount	2,771	118	(656)
Prior years, accretion of discount	313	317	327

Losses and loss expenses incurred	30,443	35,520	29,932

Losses and loss expenses paid:(c)
Current year	11,082	13,440	9,684
Prior years	15,676	16,531	14,862

Losses and loss expenses paid	26,758	29,971	24,546

Net liability for unpaid claims and claims adjustment expense at end of year	$67,899	$72,455	$69,288

(a)	Represents the opening balance with respect to the acquisition of WüBa in 2007.

(b)	Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009, HSB was sold during the first quarter of 2009, and Unibanco was sold in the fourth quarter of 2008.

(c)	Includes amounts related to dispositions through the date of disposition.
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The following tables summarize development, (favorable) or unfavorable, of incurred losses and loss expenses for prior years (other than accretion of discount):

Years Ended December 31,
(in millions)	2009	2008	2007

Prior Accident Year Development by Reporting Unit:
General Insurance segment:
Commercial Insurance	$2,749	$23	$(371)
Foreign General Insurance	9	(62)	(286)

Total General Insurance segment	2,758	(39)	(657)

Noncore businesses:
Transatlantic*	(5)	(1)	88
21st Century*	(17)	87	24
Mortgage Guaranty	38	177	(25)
HSB*	(3)	(69)	(36)

Total Noncore businesses:	13	194	51

Asbestos settlements	-	(37)	(50)

Prior years, other than accretion of discount	$2,771	$118	$(656)

*	Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009 and HSB was sold during the first quarter of 2009.

Years Ended December 31,
(in millions)	2009	2008	2007

Prior Accident Year Development by Major Class of Business:
Excess casualty (Commercial Insurance)	$1,507	$1,105	$73
D&O and related management liability (Commercial Insurance)	(39)	(430)	(305)
Excess workers compensation (Commercial Insurance)	956	(12)	(14)
Healthcare (Commercial Insurance)	(92)	(310)	(194)
Reinsurance (Transatlantic)	(5)	(1)	88
Asbestos and environmental (primarily Commercial Insurance)	155	51	18
All other, net	289	(285)	(322)

Prior years, other than accretion of discount	$2,771	$118	$(656)

Years Ended December 31,	Calendar Year
(in millions)	2009	2008	2007

Prior Accident Year Development by Accident Year:
Accident Year
2008	$289
2007	(57)	$(370)
2006	(91)	(590)	$(1,248)
2005	18	(455)	(446)
2004	182	(335)	(428)
2003	73	200	37
2002	126	176	234
2001	316	238	263
2000	356	341	321
1999 & Prior	1,559	913	611

Prior years, other than accretion of discount	$2,771	$118	$(656)

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     In determining the loss development from prior accident years, AIG conducts analyses to determine the change in estimated ultimate loss for each accident year for each class of business. For example, if loss emergence for a class of business is different than expected for certain accident years, the actuaries examine the indicated effect such emergence would have on the reserves of that class of business. In some cases, the higher or lower than expected emergence may result in no clear change in the ultimate loss estimate for the accident years in question, and no adjustment would be made to the reserves for the class of business for prior accident years. In other cases, the higher or lower than expected emergence may result in a larger change, either favorable or unfavorable, than the difference between the actual and expected loss emergence. Such additional analyses were conducted for each class of business, as appropriate, in 2009 to determine the loss development from prior accident years for 2009. As part of its reserving process, AIG also considers notices of claims received with respect to emerging issues, such as those related to the U.S. mortgage and housing market.
2009 Net Loss Development
     In 2009, General Insurance net loss development from prior accident years, excluding $313 million from accretion of loss reserve discount, was adverse by approximately $2.76 billion due to adverse development of:
•	$1.51 billion relating to excess casualty business within Commercial Insurance, related to accident years 2006 and prior. This adverse development was primarily attributable to continued loss emergence in accident years 2002 and prior and increased loss emergence in accident years 2004 to 2006 significantly in excess of the historical loss emergence pattern for this class of business, resulting in AIG increasing its loss development assumptions for excess casualty business (see Net Loss Development by Class of Business below);

•	$956 million pertaining to excess workers’ compensation within Commercial Insurance. In 2009, Commercial Insurance experienced an emergence of losses on accident years 1999 and prior. In response to this development, AIG conducted an additional actuarial study analyzing the development patterns emanating from the AIG claims staff projections of expected ultimate cost for each open claim. This analysis resulted in AIG increasing its loss development assumptions for this long-tail class of business (see Net Loss Development by Class of Business below); and

•	$151 million pertaining to asbestos claims from accident years 2002 and prior, primarily relating to Commercial Insurance.
     AIG’s total net loss development from prior accident years for 2009, including Noncore businesses, was adverse by approximately $2.8 billion. Mortgage Guaranty accounted for approximately $38 million of adverse development, relating primarily to its international business.
2008 Net Loss Development
     In 2008, General Insurance net loss development from prior accident years was favorable by approximately $39 million, including approximately $339 million of favorable development relating to loss sensitive business in the first three months of 2008 (which was offset by an equal amount of negative earned premium development), and excluding approximately $317 million from accretion of loss reserve discount. Excluding both the favorable development relating to loss sensitive business and accretion of loss reserve discount, General Insurance net loss development from prior accident years in 2008 was adverse by approximately $300 million. The overall favorable development of approximately $39 million consisted of adverse development of:
•	$1.1 billion from excess casualty business within Commercial Insurance which reflected:
•	higher than expected emergence for accident years 2002 and prior, and to a lesser extent accident years 2003 and 2004 (see Net Loss Development by Class of Business below);
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•	$200 million from claims involving MTBE, a gasoline additive, primarily on excess casualty business within Commercial Insurance from accident years 2000 and prior; and

•	continued emergence of latent claims such as construction defect, product aggregate, and pharmaceutical related exposures, as well as higher than expected large loss activity (see Net Loss Development by Class of Business below).
     The adverse development relating to excess casualty was offset by favorable development of:
•	$660 million from business written by Lexington Insurance Company, including healthcare, catastrophic casualty, casualty and program businesses; and

•	$430 million from Financial Services divisions within Commercial Insurance, including D&O and related management liability business.
     The favorable development of $339 million on loss sensitive business was offset by adverse development from other classes including primary workers compensation as well as reserves relating to reinsurance commutations and to asbestos.
     AIG’s total net loss development from prior accident years for 2008, including Noncore businesses, was adverse by $118 million. Mortgage Guaranty contributed approximately $177 million of overall adverse development in 2008, with $159 million relating to accident year 2007.
2007 Net Loss Development
     In 2007, General Insurance net loss development from prior accident years was favorable by approximately $657 million, excluding approximately $327 million from accretion of loss reserve discount. The overall favorable development of $657 million consisted of favorable development of:
•	$305 million pertaining to the D&O and related management liability classes of business within Commercial Insurance;

•	$286 million pertaining to Foreign General, primarily relating to financial lines and excess casualty lines; and

•	$194 million pertaining to healthcare business within Commercial Insurance.
     In 2007, most classes of AIG’s business continued to experience favorable development for accident years 2004 through 2006.
     The favorable development was partially offset by adverse development of:
•	$300 million from primary workers’ compensation business within Commercial Insurance; and

•	$73 million pertaining to excess casualty business within Commercial Insurance.
     AIG’s total net loss development from prior accident years for 2007, including Noncore businesses, was favorable by $656 million. The noncore business prior year development included adverse development of $88 million from Transatlantic and favorable development of $25 million from Mortgage Guaranty.
Net Loss Development by Class of Business
     The following is a discussion of the primary reasons for the development in 2009, 2008 and 2007 for those classes of business that experienced significant prior accident year developments during the three-year period. See Asbestos and Environmental Reserves below for a further discussion of asbestos and environmental reserves and development.
     Excess Casualty: Excess Casualty reserves experienced significant adverse loss development in 2009 and 2008, following relatively minor adverse development in 2007. However, all three years exhibited significant adverse development from accident years 2002 and prior. The increase in loss costs resulted primarily from medical inflation, which increased the economic loss component of tort claims, advances in medical care, which extended the life span of severely injured claimants, and larger jury verdicts, which increased the value of severe tort claims. An additional factor affecting AIG’s excess casualty experience in recent years has been the exhaustion of underlying primary
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policies for products liability coverage and for homebuilders. This has led to increased loss emergence relating to claims involving exhaustion of underlying product aggregates and increased construction defect-related claims activity on AIG’s excess and umbrella policies. Many excess casualty policies were written on a multi-year basis in the late 1990s, which limited AIG’s ability to respond to emerging market trends as rapidly as would otherwise be the case. In subsequent years, AIG responded to these emerging trends by increasing rates and implementing numerous policy form and coverage changes. This led to a significant improvement in experience beginning with accident year 2001. In 2007 and 2008, a significant portion of the adverse development from accident years 2002 and prior also related to latent exposures, including pharmaceutical exposures as well as the construction defect and product aggregate related exposures noted above. AIG’s exposure to these latent exposures was sharply reduced after 2002 due to significant changes in policy terms and conditions as well as underwriting guidelines. Another contributor to the adverse development during 2007 through 2009 is that actual loss development for other large losses for accident years 1998 and subsequent have emerged at higher than expected levels as compared to the loss emergence pattern exhibited from earlier accident years. This has caused significant additional development for accident years 1998 to 2002, and to a lesser extent for accident years 2003 to 2006. In 2009 the vast majority of the prior accident year development was attributable to the loss emergence significantly exceeding the historical average for this class of business.
     For the year-end 2009 loss reserve review, in response to significantly higher than expected loss emergence, AIG reviewed the indicated reserves for excess casualty under a variety of loss development assumptions. These assumptions ranged from long term loss development averages, which utilized all or nearly all of the historical data for this class, to short term averages which utilized only the latest three to five calendar years of loss development experience. AIG gave greater recognition to the recent calendar year experience, resulting in significantly higher loss development factor assumptions for the year-end 2009 loss reserve review. This change in loss development assumptions increased the excess casualty reserves by approximately $815 million for accident years 2006 and prior. Additionally, in conjunction with the selection of higher loss development factors described above, AIG assigned greater credibility to the emerging loss development factors for product aggregate-related claims, which are reviewed separately. This resulted in an increase of approximately $195 million in reserves, primarily for accident years 2000 and prior. In the 2008 review of the product aggregate-related loss development, only partial credibility had been given to the emerging loss development experience for product aggregate-related claims. Finally, AIG claims staff updated its review of accounts with significant exposure to construction defect-related claims. This resulted in an increase of approximately $65 million.
     For the year-end 2008 loss reserve review, AIG claims staff updated its review of accounts with significant exposure to construction defect-related claims. In response to the continued upward developments on these claims, and based on an updated analysis of this development, AIG increased the reserves by an additional $75 million beyond the increases identified in the claims review. In response to the continued adverse development of product aggregate related claims during 2007 and 2008, AIG’s actuaries conducted a special analysis of product aggregate-related claims development, resulting in an increase in the IBNR reserve for this exposure of $175 million. In response to the high level of pharmaceutical related claim emergence during 2007 and 2008, AIG claims staff reviewed the remaining exposure, and based on this review an additional reserve of $10 million was established. In response to the much greater than expected actual loss emergence for other large losses for accident years 1998 and subsequent during 2007 and 2008, AIG’s actuaries increased the loss development factor assumptions for this business, resulting in a further increase of approximately $200 million in loss reserves for this class. In total, the specific increases in reserves related to these items increased the excess casualty reserves by approximately $460 million during 2008, of which $370 million was recognized in AIG’s fourth quarter 2008 results. In the first three months of 2008, AIG also recognized approximately $200 million of losses relating to MTBE, a gasoline additive, which primarily related to excess casualty business from accident years 2000 and prior.
     For the year-end 2007 loss reserve review, AIG claims staff updated its review of accounts with significant exposure to construction defect-related claims. AIG’s actuaries determined that no significant changes in the assumptions were required. Prior accident year loss development in 2007 was adverse by approximately $75 million, a minor amount for this class of business. However, AIG continued to experience adverse development in this class for accident years 2002 and prior, amounting to approximately $450 million in 2007. In addition, loss reserves developed adversely for accident year 2003 by approximately $100 million in 2007 for this class. The loss ratio for accident year 2003 remained
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very favorable for this class and had been relatively stable over the past several years. Favorable development in 2007 for accident years 2004 through 2006 largely offset the adverse development from accident years 2003 and prior. A significant portion of the adverse development from accident years 2002 and prior related to the latent exposures described in the 2008 discussion.
     Loss reserves pertaining to the excess casualty class of business are generally included in the other liability occurrence line of business, with a small portion of the excess casualty reserves included in the other liability claims made line of business, as presented in the table above.
     Excess Workers’ Compensation: AIG experienced significant adverse development for this class during 2009, following two years of immaterial development in 2007 and 2008. Excess workers’ compensation is an extremely long-tail class of business, with loss emergence extending for decades. For the mature accident years, AIG utilizes claims projections provided by AIG claims staff to help determine the loss development factors for this class of business.
     For the year-end 2009 loss reserve review, AIG increased the loss development assumptions for this class of business, resulting in approximately a $925 million increase in reserves. The increased loss development assumptions were based on an additional actuarial study performed by AIG in response to the emergence of losses in accident years 1999 and prior. This study analyzed the development patterns emanating from the AIG claims staff projections of expected ultimate cost for each open claim. No significant changes in assumptions were made in either the year-end 2008 or year-end 2007 loss reserve reviews.
     D&O and Related Management Liability Classes of Business: AIG experienced a significant favorable development during 2007 and 2008, but only a relatively minor amount of favorable development in 2009. The favorable development throughout the three-year period related primarily to accident years 2004 and 2005, and to a lesser extent accident years 2003 and 2006. Loss cost trends for D&O and related management liability classes of business were adverse in accident years 2002 and prior due to a variety of factors, including an increase in frequency and severity of corporate bankruptcies; the increase in the frequency of financial restatements; the sharp rise in market capitalization of publicly traded companies; and the increase in the number of initial public offerings. The 2003 through 2006 period was marked by a significant reduction in claims related to these factors; thus the expected loss ratios initially established for these accident years have developed favorably, particularly for 2004 and 2005. Beginning in accident year 2007, claims relating to the credit crisis have resulted in increased overall claim activity, and accident year 2007 reserves developed adversely by a relatively insignificant amount during 2008. During 2009, reserves developed adversely for accident year 2008; however this was offset by continued favorable development from earlier accident years particularly 2004 through 2007. AIG utilizes ground up claims projections by AIG claims staff as a benchmark to select the loss reserves for this business; these projections are updated annually.
     For the year-end 2009 loss reserve review, AIG’s actuaries took into account the favorable development for accident years 2007 and prior, as well as adverse development from accident year 2008. In response to the emerging favorable development observed in the ground up claims projections by AIG claims staff over the past several years, AIG considered both the higher than expected initial claim projections for accident year 2008 as well as the favorable developments for the claims projections from the earlier accident years in determining the loss ratio for accident year 2009.
     For the year-end 2008 loss reserve review, AIG’s actuaries took into account the favorable loss emergence for accident years 2006 and prior. They determined that, in order to respond to the significant favorable loss emergence during 2007 and 2008, greater weight should be applied to the improving loss experience for accident years 2006 and prior. Loss reserve selections therefore gave increased weight to the improved experience and less weight to the ground-up claim projections for these accident years, as the experience has continued to improve relative to the claim benchmark that was originally established for these accident years. For accident year 2007, the claim projections include claims relating to the credit crisis. The recognition of these projections resulted in a significant increase in loss reserves for some D&O subclasses. However this was partially offset by favorable loss development for other subclasses that were significantly less affected by the credit crisis. The overall development for accident year 2007 was thus only a modest increase in loss reserves. The reserves established for accident year 2008 reflect AIG’s expectation of increased claim activity relating to the credit crisis. Given the uncertainty of the ultimate development from claims
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relating to the credit crisis in accident years 2007 and 2008, there is a greater than normal potential variation in the loss ratios for these accident years. The increased responsiveness to the improving loss trends for accident years 2006 and prior resulted in approximately $225 million of favorable loss development in the fourth quarter of 2008 for this business, primarily in accident years 2004 and 2005.
     For the year-end 2007 loss reserve review, AIG’s actuaries determined that no significant changes in the assumptions were required. Prior accident year reserve development in 2007 was favorable by approximately $305 million, due primarily to favorable development from accident years 2004 and 2005, and to a lesser extent 2003 and 2006. AIG’s actuaries continued to benchmark the loss reserve indications to the ground-up claim projections provided by AIG claims staff for this class of business. For the year-end 2007 loss reserve review, the ground-up claim projections included all accident years through 2006, and included stock options backdating-related exposures from accident year 2006.
     Loss reserves pertaining to D&O and related management liability classes of business are included in the other liability claims made line of business, as presented in the table above.
     Healthcare: Healthcare business written by Commercial Insurance produced moderate favorable development in 2007 and 2009 and significant favorable development in 2008. Healthcare loss reserves have benefited from favorable market conditions and an improved legal environment in accident years 2002 and subsequent, following a period of adverse loss trends and market conditions that began in the mid 1990’s. For the year-end 2008 loss reserve review, AIG’s actuaries responded to the consistently favorable experience observed during the latest three years by utilizing more responsive assumptions relating to loss development factors, loss trend factors, and expected loss ratios for this business. These modified assumptions resulted in approximately $140 million of additional favorable development that was recognized in the fourth quarter of 2008 for this business. No significant changes in assumptions were made for the year-end 2009 loss reserve review.
Overview of Loss Reserving Process
     The General Insurance loss reserves can generally be categorized into two distinct groups. One group is short-tail classes of business consisting principally of property, personal lines and certain casualty classes. The other group is long-tail casualty classes of business which includes excess and umbrella liability, D&O, professional liability, medical malpractice, workers’ compensation, general liability, products liability and related classes.
Short-Tail Reserves
     For operations writing short-tail coverages, such as property coverages, the process of recording quarterly loss reserves is generally geared toward maintaining an appropriate reserve for the outstanding exposure, rather than determining an expected loss ratio for current business. For example, the IBNR reserve required for a class of property business might be expected to approximate 20 percent of the latest year’s earned premiums, and this level of reserve would generally be maintained regardless of the loss ratio emerging in the current quarter. The 20 percent factor would be adjusted to reflect changes in rate levels, loss reporting patterns, known exposure to unreported losses, or other factors affecting the particular class of business.
Long-Tail Reserves
     Estimation of ultimate net losses and loss expenses (net losses) for long-tail casualty classes of business is a complex process and depends on a number of factors, including the class and volume of business involved. Experience in the more recent accident years of long-tail casualty classes of business shows limited statistical credibility in reported net losses because a relatively low proportion of net losses would be reported claims and expenses and an even smaller percentage would be net losses paid. Therefore, IBNR would constitute a relatively high proportion of net losses.
     AIG’s carried net long-tail loss reserves are tested using loss trend factors that AIG considers appropriate for each class of business. A variety of actuarial methods and assumptions is normally employed to estimate net losses for long-tail casualty classes of business. These methods ordinarily involve the use of loss trend factors intended to reflect the annual growth in loss costs from one accident year to the next. For the majority of long-tail casualty classes of
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business, net loss trend factors approximated five percent. Loss trend factors reflect many items including changes in claims handling, exposure and policy forms, current and future estimates of monetary inflation and social inflation and increases in litigation and awards. These factors are periodically reviewed and adjusted, as appropriate, to reflect emerging trends which are based upon past loss experience. Thus, many factors are implicitly considered in estimating the year to year growth in loss costs.
     A number of actuarial assumptions are generally made in the review of reserves for each class of business. For longer-tail classes of business, actuarial assumptions generally are made with respect to the following:
•	Loss trend factors which are used to establish expected loss ratios for subsequent accident years based on the projected loss ratios for prior accident years.

•	Expected loss ratios for the latest accident year (i.e., accident year 2009 for the year-end 2009 loss reserve analysis) and, in some cases for accident years prior to the latest accident year. The expected loss ratio generally reflects the projected loss ratio from prior accident years, adjusted for the loss trend (see above) and the effect of rate changes and other quantifiable factors on the loss ratio. For low-frequency, high-severity classes such as excess casualty, expected loss ratios generally are used for at least the three most recent accident years.

•	Loss development factors which are used to project the reported losses for each accident year to an ultimate basis. Generally, the actual loss development factors observed from prior accident years would be used as a basis to determine the loss development factors for the subsequent accident years.
     AIG records quarterly changes in loss reserves for each of its many General Insurance classes of business. The overall change in AIG’s loss reserves is based on the sum of these classes of business changes. For most long-tail classes of business, the process of recording quarterly loss reserve changes involves determining the estimated current loss ratio for each class of coverage. This loss ratio is multiplied by the current quarter’s net earned premium for that class of coverage to determine the current accident quarter’s total estimated net incurred loss and loss expense. The change in loss reserves for the quarter for each class is thus the difference between the net incurred loss and loss expense, estimated as described above, and the net paid losses and loss expenses in the quarter. Also, any change in estimated ultimate losses from prior accident years, either positive or negative, is reflected in the loss reserve for the current quarter.
Details of the Loss Reserving Process
     The process of determining the current loss ratio for each class of business is based on a variety of factors. These include, but are not limited to, the following considerations: prior accident year and policy year loss ratios; rate changes; changes in coverage, reinsurance, or mix of business; and actual and anticipated changes in external factors affecting results, such as trends in loss costs or in the legal and claims environment. The current loss ratio for each class of business reflects input from actuarial, underwriting and claims staff and is intended to represent management’s best estimate of the current loss ratio after reflecting all of the factors described above. At the close of each quarter, the assumptions underlying the loss ratios are reviewed to determine if the loss ratios remain appropriate. This process includes a review of the actual claims experience in the quarter, actual rate changes achieved, actual changes in coverage, reinsurance or mix of business, and changes in certain other factors that may affect the loss ratio. When this review suggests that the initially determined loss ratio is no longer appropriate, the loss ratio for current business is changed to reflect the revised assumptions.
     A comprehensive annual loss reserve review is completed in the fourth quarter of each year for each AIG General Insurance subsidiary. These reviews are conducted in full detail for each class of business for each subsidiary, and thus consist of hundreds of individual analyses. The purpose of these reviews is to confirm the appropriateness of the reserves carried by each of the individual subsidiaries, and therefore of AIG’s overall carried reserves. The reserve analysis for each class of business is performed by the actuarial personnel who are most familiar with that class of business. In completing these detailed actuarial reserve analyses, the actuaries are required to make numerous assumptions, including the selection of loss development factors and loss cost trend factors. They are also required to determine and select the most appropriate actuarial methods to employ for each business class. Additionally, they must determine the appropriate segmentation of data from which the adequacy of the reserves can be most accurately
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tested. In the course of these detailed reserve reviews an actuarial central estimate of the loss reserve is determined. The sum of these central estimates for each class of business for each subsidiary provides an overall actuarial central estimate of the loss reserve for that subsidiary. The ultimate process by which the actual carried reserves are determined considers both the internal actuarial central estimate and numerous other internal and external factors including a qualitative assessment of inflation and other economic conditions in the United States and abroad, changes in the legal, regulatory, judicial and social environment, underlying policy pricing, terms and conditions, and claims handling, as well as third party actuarial reviews that are periodically performed for key classes of business. Loss reserve development can also be affected by commutations of assumed and ceded reinsurance agreements.
Actuarial Methods for Major Classes of Business
     In testing the reserves for each class of business, a determination is made by AIG’s actuaries as to the most appropriate actuarial methods. This determination is based on a variety of factors including the nature of the claims associated with the class of business, such as frequency or severity. Other factors considered include the loss development characteristics associated with the claims, the volume of claim data available for the applicable class, and the applicability of various actuarial methods to the class. In addition to determining the actuarial methods, the actuaries determine the appropriate loss reserve groupings of data. For example, AIG writes a great number of unique subclasses of professional liability. For pricing or other purposes, it is appropriate to evaluate the profitability of each subclass individually. However, for purposes of estimating the loss reserves for professional liability, it is appropriate to combine the subclasses into larger groups. The greater degree of credibility in the claims experience of the larger groups may outweigh the greater degree of homogeneity of the individual subclasses. This determination of data segmentation and actuarial methods is carefully considered for each class of business. The segmentation and actuarial methods chosen are those which together are expected to produce the most accurate estimate of the loss reserves.
     Actuarial methods used by AIG for most long-tail casualty classes of business include loss development methods and expected loss ratio methods, including “Bornhuetter Ferguson” methods described below. Other methods considered include frequency/severity methods, although these are generally used by AIG more for pricing analysis than for loss reserve analysis. Loss development methods utilize the actual loss development patterns from prior accident years to project the reported losses to an ultimate basis for subsequent accident years. Loss development methods generally are most appropriate for classes of business which exhibit a stable pattern of loss development from one accident year to the next, and for which the components of the classes have similar development characteristics. For example, property exposures would generally not be combined into the same class as casualty exposures, and primary casualty exposures would generally not be combined into the same class as excess casualty exposures. Expected loss ratio methods are generally utilized by AIG where the reported loss data lacks sufficient credibility to utilize loss development methods, such as for new classes of business or for long-tail classes at early stages of loss development.
     Expected loss ratio methods rely on the application of an expected loss ratio to the earned premium for the class of business to determine the loss reserves. For example, an expected loss ratio of 70 percent applied to an earned premium base of $10 million for a class of business would generate an ultimate loss estimate of $7 million. Subtracting any reported paid losses and loss expense would result in the indicated loss reserve for this class. “Bornhuetter Ferguson” methods are expected loss ratio methods for which the expected loss ratio is applied only to the expected unreported portion of the losses. For example, for a long-tail class of business for which only 10 percent of the losses are expected to be reported at the end of the accident year, the expected loss ratio would be applied to the 90 percent of the losses still unreported. The actual reported losses at the end of the accident year would be added to determine the total ultimate loss estimate for the accident year. Subtracting the reported paid losses and loss expenses would result in the indicated loss reserve. In the example above, the expected loss ratio of 70 percent would be multiplied by 90 percent. The result of 63 percent would be applied to the earned premium of $10 million resulting in an estimated unreported loss of $6.3 million. Actual reported losses would be added to arrive at the total ultimate losses. If the reported losses were $1 million, the ultimate loss estimate under the “Bornhuetter Ferguson” method would be $7.3 million versus the $7 million amount under the expected loss ratio method described above. Thus, the “Bornhuetter Ferguson” method gives partial credibility to the actual loss experience to date for the class of business. Loss development methods generally give full credibility to the reported loss experience to date. In the example above, loss development methods would typically indicate an ultimate loss estimate of $10 million, as the reported losses of $1 million would be estimated to reflect only 10 percent of the ultimate losses.
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     A key advantage of loss development methods is that they respond quickly to any actual changes in loss costs for the class of business. Therefore, if loss experience is unexpectedly deteriorating or improving, the loss development method gives full credibility to the changing experience. Expected loss ratio methods would be slower to respond to the change, as they would continue to give more weight to the expected loss ratio, until enough evidence emerged for the expected loss ratio to be modified to reflect the changing loss experience. On the other hand, loss development methods have the disadvantage of overreacting to changes in reported losses if in fact the loss experience is not credible. For example, the presence or absence of large losses at the early stages of loss development could cause the loss development method to overreact to the favorable or unfavorable experience by assuming it will continue at later stages of development. In these instances, expected loss ratio methods such as “Bornhuetter Ferguson” have the advantage of properly recognizing large losses without extrapolating unusual large loss activity onto the unreported portion of the losses for the accident year. AIG’s loss reserve reviews for long-tail classes typically utilize a combination of both loss development and expected loss ratio methods. Loss development methods are generally given more weight for accident years and classes of business where the loss experience is highly credible. Expected loss ratio methods are given more weight where the reported loss experience is less credible, or is driven more by large losses. Expected loss ratio methods require sufficient information to determine the appropriate expected loss ratio. This information generally includes the actual loss ratios for prior accident years, and rate changes as well as underwriting or other changes which would affect the loss ratio. Further, an estimate of the loss cost trend or loss ratio trend is required in order to allow for the effect of inflation and other factors which may increase or otherwise change the loss costs from one accident year to the next.
     Frequency/severity methods generally rely on the determination of an ultimate number of claims and an average severity for each claim for each accident year. Multiplying the estimated ultimate number of claims for each accident year by the expected average severity of each claim produces the estimated ultimate loss for the accident year. Frequency/severity methods generally require a sufficient volume of claims in order for the average severity to be predictable. Average severity for subsequent accident years is generally determined by applying an estimated annual loss cost trend to the estimated average claim severity from prior accident years. Frequency/severity methods have the advantage that ultimate claim counts can generally be estimated more quickly and accurately than can ultimate losses. Thus, if the average claim severity can be accurately estimated, these methods can more quickly respond to changes in loss experience than other methods. However, for average severity to be predictable, the class of business must consist of homogeneous types of claims for which loss severity trends from one year to the next are reasonably consistent. Generally these methods work best for high frequency, low severity classes of business such as personal auto. AIG also utilizes these methods in pricing subclasses of professional liability. However, AIG does not generally utilize frequency/severity methods to test loss reserves, due to the general nature of AIG’s reserves being applicable to lower frequency, higher severity commercial classes of business where average claim severity is volatile.
     Excess Casualty: AIG generally uses a combination of loss development methods and expected loss ratio methods for excess casualty classes. Expected loss ratio methods are generally utilized for at least the three latest accident years, due to the relatively low credibility of the reported losses. The loss experience is generally reviewed separately for lead umbrella classes and for other excess classes, due to the relatively shorter tail for lead umbrella business. Automobile-related claims are generally reviewed separately from non-auto claims, due to the shorter-tail nature of the automobile-related claims. Claims relating to certain latent exposures such as construction defects or exhaustion of underlying product aggregate limits are reviewed separately due to the unique emergence patterns of losses relating to these claims. The expected loss ratios utilized for recent accident years are based on the projected ultimate loss ratios of prior years, adjusted for rate changes, estimated loss cost trends and all other changes that can be quantified. The estimated loss cost trend utilized in the year-end 2009 reviews averaged approximately five percent for excess casualty classes. Frequency/severity methods are generally not utilized as the vast majority of reported claims do not result in a claim payment. In addition, the average severity varies significantly from accident year to accident year due to large losses which characterize this class of business, as well as changing proportions of claims which do not result in a claim payment.
     D&O: AIG generally utilizes a combination of loss development methods and expected loss ratio methods for D&O and related management liability classes of business. Expected loss ratio methods are given more weight in the
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two most recent accident years, whereas loss development methods are given more weight in more mature accident years. In addition to these traditional actuarial methods, AIG’s actuaries utilize ground-up claim projections provided by AIG claims staff as a benchmark for determining the indicated ultimate losses for all accident years other than the most recent accident year. For the year-end 2009 loss reserve review, claims projections for accident years 2008 and prior were utilized. These classes of business reflect claims made coverage, and losses are characterized by low frequency and high severity. Thus, the claim projections can produce an overall indicator of the ultimate loss exposure for these classes by identifying and estimating all large losses. Frequency/severity methods are generally not utilized for these classes as the overall losses are driven by large losses more than by claim frequency. Severity trends have varied significantly from accident year to accident year.
     Workers’ Compensation: AIG generally utilizes loss development methods for all but the most recent accident year. Expected loss ratio methods generally are given significant weight only in the most recent accident year. Workers’ compensation claims are generally characterized by high frequency, low severity, and relatively consistent loss development from one accident year to the next. AIG is a leading writer of workers’ compensation, and thus has sufficient volume of claims experience to utilize development methods. AIG does not believe frequency/severity methods are as appropriate, due to volume changes in AIG’s workers’ compensation business over the years. AIG generally segregates California business from other business in evaluating workers’ compensation reserves. Certain classes of workers’ compensation, such as construction, are also evaluated separately. Additionally, AIG writes a number of very large accounts which include workers’ compensation coverage. These accounts are generally priced by AIG actuaries, and to the extent appropriate, the indicated losses based on the pricing analysis may be utilized to record the initial estimated loss reserves for these accounts.
     Excess Workers’ Compensation: AIG generally utilizes a combination of loss development methods and expected loss ratio methods. Loss development methods are given the greater weight for mature accident years such as 2002 and prior. Expected loss ratio methods are given the greater weight for the more recent accident years. Excess workers’ compensation is an extremely long-tail class of business, with loss emergence extending for decades. Therefore there is limited credibility in the reported losses for many of the more recent accident years. For the mature accident years, AIG’s actuaries utilize claims projections provided by AIG claims staff to help determine the loss development factors for this class of business.
     General Liability: AIG generally uses a combination of loss development methods and expected loss ratio methods for primary general liability or products liability classes. For certain classes of business with sufficient loss volume, loss development methods may be given significant weight for all but the most recent one or two accident years, whereas for smaller or more volatile classes of business, loss development methods may be given limited weight for the five or more most recent accident years. Expected loss ratio methods would be utilized for the more recent accident years for these classes. The loss experience for primary general liability business is generally reviewed at a level that is believed to provide the most appropriate data for reserve analysis. For example, primary claims made business is generally segregated from business written on an occurrence policy form. Additionally, certain subclasses, such as construction, are generally reviewed separately from business in other subclasses. Due to the fairly long-tail nature of general liability business, and the many subclasses that are reviewed individually, there is less credibility in the reported losses and increased reliance on expected loss ratio methods. AIG’s actuaries generally do not utilize frequency/severity methods to test reserves for this business, due to significant changes and growth in AIG’s general liability and products liability business over the years.
     Commercial Automobile Liability: AIG generally utilizes loss development methods for all but the most recent accident year for commercial automobile classes of business. Expected loss ratio methods are generally given significant weight only in the most recent accident year. Frequency/severity methods are generally not utilized due to significant changes and growth in this business over the years.
     Healthcare: AIG generally uses a combination of loss development methods and expected loss ratio methods for healthcare classes of business. The largest component of the healthcare business consists of coverage written for hospitals and other healthcare facilities. Reserves for excess coverage are tested separately from those for primary coverage. For primary coverages, loss development methods are generally given the majority of the weight for all but
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the latest three accident years, and are given some weight for all years other than the latest accident year. For excess coverages, expected loss methods are generally given all the weight for the latest three accident years, and are also given considerable weight for accident years prior to the latest three years. For other classes of healthcare coverage, an analogous weighting between loss development and expected loss ratio methods is utilized. The weights assigned to each method are those which are believed to result in the best combination of responsiveness and stability. Frequency/severity methods are sometimes utilized for pricing certain healthcare accounts or business. However, in testing loss reserves the business is generally combined into larger groupings to enhance the credibility of the loss experience. The frequency/severity methods that are applicable in pricing may not be appropriate for reserve testing and thus frequency/severity methods are not generally employed in AIG’s healthcare reserve analyses.
     Professional Liability: AIG generally uses a combination of loss development methods and expected loss ratio methods for professional liability classes of business. Loss development methods are used for the more mature accident years. Greater weight is given to expected loss ratio methods in the more recent accident years. Reserves are tested separately for claims made classes and classes written on occurrence policy forms. Further segmentations are made in a manner believed to provide an appropriate balance between credibility and homogeneity of the data. Frequency/severity methods are used in pricing and profitability analyses for some classes of professional liability; however, for loss reserve testing, the need to enhance credibility generally results in classes that are not sufficiently homogenous to utilize frequency/severity methods.
     Catastrophic Casualty: AIG utilizes expected loss ratio methods for all accident years for catastrophic casualty business. This class of business consists of casualty or financial lines coverage which attaches in excess of very high attachment points; thus the claims experience is marked by very low frequency and high severity. Because of the limited number of claims, loss development methods are not utilized. The expected loss ratios and loss development assumptions utilized are based upon the results of prior accident years for this business as well as for similar classes of business written above lower attachment points. The business is generally written on a claims made basis. AIG utilizes ground-up claim projections provided by AIG claims staff to assist in developing the appropriate reserve.
     Aviation: AIG generally uses a combination of loss development methods and expected loss ratio methods for aviation exposures. Aviation claims are not very long-tail in nature; however, they are driven by claim severity. Thus a combination of both development and expected loss ratio methods are used for all but the latest accident year to determine the loss reserves. Expected loss ratio methods are used to determine the loss reserves for the latest accident year. Frequency/severity methods are not employed due to the high severity nature of the claims and different mix of claims from year to year.
     Personal Auto (Domestic): AIG generally utilizes frequency/severity methods and loss development methods for domestic personal auto classes. For many classes of business, greater reliance is placed on frequency/severity methods as claim counts emerge quickly for personal auto and allow for more immediate analysis of resulting loss trends and comparisons to industry and other diagnostic metrics.
     Fidelity/Surety: AIG generally uses loss development methods for fidelity exposures for all but the latest accident year. Expected loss ratio methods are also given weight for the more recent accident years, and for the latest accident year they may be given 100 percent weight. For surety exposures, AIG generally uses the same method as for short-tail classes.
     Mortgage Guaranty: AIG tests mortgage guaranty reserves using loss development methods, supplemented by an internal claim analysis by actuaries and staff who specialize in the mortgage guaranty business. The claim analysis projects ultimate losses for claims within each of several categories of delinquency based on actual historical experience and is essentially a frequency/severity analysis for each category of delinquency. Additional reserve tests using “Bornhuetter Ferguson” methods are also employed, as well as tests measuring losses as a percent of risk in force. Reserves are reviewed separately for each class of business to consider the loss development characteristics associated with the claims, the volume of claim data available for the applicable class and the applicability of various actuarial methods to the class.
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     Estimates for mortgage guaranty insurance losses and loss adjustment expense reserves are based on notices of mortgage loan delinquencies and estimates of delinquencies that have been incurred but have not been reported by loan servicers, based upon historical reporting trends. Mortgage Guaranty establishes reserves using a percentage of the contractual liability (for each delinquent loan reported) that is based upon past experience regarding certain loan factors such as age of the delinquency, cure rates, dollar amount of the loan and type of mortgage loan. Mortgage Guaranty losses and loss adjustment expenses have been adversely affected by macroeconomic events, such as declining home prices and increasing unemployment among other events related to the turmoil in the financial markets. As these macroeconomic events change, adversely or favorably, the determination of the ultimate losses and loss adjustment expenses requires a high degree of judgment. Responding to these adverse macroeconomic influences, Mortgage Guaranty added significant resources to its loss mitigation and claims paying operations during the second half of 2009. This group has found increased occurrences of fraudulent claims, underwriting guideline violations and other deviations from contractual terms, mostly related to the 2006 and 2007 blocks of business. These policy violations resulted in increased loan rescissions and increased claims denials (collectively referred to as rescissions) during the fourth quarter of 2009. Mortgage Guaranty rescinded $137 million of claims on first lien business during the fourth quarter of 2009. Second lien rescissions were primarily on claims related to policies that had reached their respective stop loss limits. In 2009, Mortgage Guaranty did not record any significant changes to its expected losses and loss adjustment expense reserves as a result of these increased rescissions. Mortgage Guaranty expects this increased rescission activity to continue in 2010, but cannot reasonably estimate the financial impact from these rescissions. AIG believes it has provided appropriate reserves for currently delinquent loans, consistent with industry practices.
     Short-Tail Classes: AIG generally uses either loss development methods or IBNR factor methods to set reserves for short-tail classes such as property coverages. Where a factor is used, it generally represents a percent of earned premium or other exposure measure. The factor is determined based on prior accident year experience. For example, the IBNR for a class of property coverage might be expected to approximate 20 percent of the latest year’s earned premium. The factor is continually reevaluated in light of emerging claim experience as well as rate changes or other factors that could affect the adequacy of the IBNR factor being employed.
     International: Business written by AIG’s Foreign General Insurance operating segment includes both long-tail and short-tail classes of business. For long-tail classes of business, the actuarial methods utilized would be analogous to those described above. However, the majority of business written by Foreign General Insurance is short-tail, high frequency and low severity in nature. For this business, loss development methods are generally employed to test the loss reserves. AIG maintains a database of detailed historical premium and loss transactions in original currency for business written by Foreign General Insurance, thereby allowing AIG actuaries to determine the current reserves without any distortion from changes in exchange rates over time. In testing the Foreign General Insurance reserves, AIG’s actuaries segment the data by region, country or class of business as appropriate to determine an optimal balance between homogeneity and credibility.
     Loss Adjustment Expenses: AIG determines reserves for legal defense and cost containment loss adjustment expenses for each class of business by one or more actuarial methods. The methods generally include development methods analogous to those described for loss development methods. The developments could be based on either the paid loss adjustment expenses or the ratio of paid loss adjustment expenses to paid losses, or both. Other methods include the utilization of expected ultimate ratios of paid loss expense to paid losses, based on actual experience from prior accident years or from similar classes of business. AIG generally determines reserves for adjuster loss adjustment expenses based on calendar year ratios of adjuster expenses paid to losses paid for the particular class of business. AIG generally determines reserves for other unallocated loss adjustment expenses based on the ratio of the calendar year expenses paid to overall losses paid. This determination is generally done for all classes of business combined, and reflects costs of home office claim overhead as a percent of losses paid.
     Catastrophes: Special analyses are conducted by AIG in response to major catastrophes in order to estimate AIG’s gross and net loss and loss expense liability from the events. These analyses may include a combination of
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approaches, including modeling estimates, ground-up claim analysis, loss evaluation reports from on-site field adjusters, and market share estimates.
     AIG’s loss reserve analyses do not calculate a range of loss reserve estimates. Because a large portion of the loss reserves from AIG’s General Insurance business relates to longer-tail casualty classes of business driven by severity rather than frequency of claims, such as excess casualty and D&O, developing a range around loss reserve estimates would not be meaningful. Using the reserving methodologies described above, AIG’s actuaries determine their best estimate of the required reserve and advise management of that amount. AIG then adjusts its aggregate carried reserves as necessary so that the actual carried reserves as of December 31 reflect this best estimate.
Volatility of Reserve Estimates and Sensitivity Analyses
     As described above, AIG uses numerous assumptions in determining its best estimate of reserves for each class of business. The importance of any specific assumption can vary by both class of business and accident year. If actual experience differs from key assumptions used in establishing reserves, there is potential for significant variation in the development of loss reserves, particularly for long-tail casualty classes of business such as excess casualty, D&O or primary and excess workers’ compensation. Set forth below is a sensitivity analysis that estimates the effect on the loss reserve position of using alternative loss trend or loss development factor assumptions rather than those actually used in determining AIG’s best estimates in the year-end loss reserve analyses in 2009. The analysis addresses each major class of business for which a material deviation to AIG’s overall reserve position is believed reasonably possible, and uses what AIG believes is a reasonably likely range of potential deviation for each class. There can be no assurance, however, that actual reserve development will be consistent with either the original or the adjusted loss trend or loss development factor assumptions, or that other assumptions made in the reserving process will not materially affect reserve development for a particular class of business.
     Excess Casualty: For the excess casualty class of business, the assumed loss cost trend was approximately five percent. After evaluating the historical loss cost trends from prior accident years since the early 1990s, in AIG’s judgment, it is reasonably likely that actual loss cost trends applicable to the year-end 2009 loss reserve review for excess casualty will range from negative five percent to positive 15 percent, or approximately ten percent lower or higher than the assumption actually utilized in the year-end 2009 reserve review. A ten percent change in the assumed loss cost trend for excess casualty would cause approximately a $2.2 billion increase or a $1.6 billion decrease in the net loss and loss expense reserve for this class of business. It should be emphasized that the ten percent deviations are not considered the highest possible deviations that might be expected, but rather what is considered by AIG to reflect a reasonably likely range of potential deviation. Actual loss cost trends in the early 1990s were negative for several years, including amounts below the negative five percent cited above, whereas actual loss cost trends in the late 1990s ran well into the double digits for several years, including amounts greater than the 15 percent cited above. Thus, there can be no assurance that loss trends will not deviate by more than ten percent. The loss cost trend assumption is critical for the excess casualty class of business due the long-tail nature of the claims and therefore is applied across many accident years.
     For the excess casualty class of business, the assumed loss development factors are also a key assumption. After evaluating the historical loss development factors from prior accident years since the early 1990s, in AIG’s judgment, it is reasonably likely that actual loss development factors will range from approximately 8.2 percent below those actually utilized in the year-end 2009 reserve review to approximately 8.0 percent above those factors actually utilized. If the loss development factor assumptions were changed by 8.2 percent and 8.0 percent, respectively, the net loss reserves for the excess casualty class would decrease by approximately $1.3 billion under the lower assumptions or increase by approximately $1.2 billion under the higher assumptions. Generally, actual historical loss development factors are used to project future loss development. However there can be no assurance that future loss development patterns will be the same as in the past, or that they will not deviate by more than the amounts illustrated above. Moreover, as excess casualty is a long-tail class of business, any deviation in loss cost trends or in loss development factors might not be discernible for an extended period of time subsequent to the recording of the initial loss reserve estimates for any accident year. Thus, there is the potential for the reserves with respect to a number of accident years to be significantly affected by changes in the loss cost trends or loss development factors that were initially relied upon
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in setting the reserves. These changes in loss trends or loss development factors could be attributable to changes in inflation or in the judicial environment, or in other social or economic conditions affecting claims. Thus, there is the potential for variations greater than the amounts cited above, either positively or negatively.
     D&O and Related Management Liability Classes of Business: For D&O and related management liability classes of business, the assumed loss cost trend was approximately four percent. After evaluating the historical loss cost trends from prior accident years since the early 1990s, including the potential effect of recent claims relating to the credit crisis, in AIG’s judgment, it is reasonably likely that actual loss cost trends applicable to the year-end 2009 loss reserve review for these classes will range from negative 11 percent to positive 24 percent, or approximately 15 percent lower or 20 percent higher than the assumption actually utilized in the year-end 2009 reserve review. A 20 or 15 percent change in the assumed loss cost trend for these classes would cause approximately a $950 million increase or a $600 million decrease, respectively, in the net loss and loss expense reserves for these classes of business. It should be emphasized that the 20 and 15 percent deviations are not considered the highest possible deviations that might be expected, but rather what is considered by AIG to reflect a reasonably likely range of potential deviation. Actual loss cost trends for these classes since the early 1990s were negative for several years, including amounts below the negative 11 percent cited above, whereas actual loss cost trends exceeded the 24 percent figure cited above for several other years. Because the D&O class of business has exhibited highly volatile loss trends from one accident year to the next, there is the possibility of an exceptionally high deviation.
     For D&O and related management liability classes of business, the assumed loss development factors are also an important assumption but less critical than for excess casualty. Because these classes are written on a claims made basis, the loss reporting and development tail is much shorter than for excess casualty. However, the high severity nature of the claims does create the potential for significant deviations in loss development patterns from one year to the next. After evaluating the historical loss development factors for these classes of business for accident years since the early 1990s, in AIG’s judgment, it is reasonably likely that actual loss development factors will range from approximately 4 percent lower to 6 percent higher than those factors actually utilized in the year-end 2009 loss reserve review for these classes. If the loss development factor assumptions were changed by 4 percent and 6 percent, respectively, the net loss reserves for these classes would be estimated to decrease or increase by approximately $200 million and $300 million, respectively. As noted above for excess casualty, actual historical loss development factors are generally used to project future loss development. However, there can be no assurance that future loss development patterns will be the same as in the past, or that they will not deviate by more than the 4 percent or 6 percent amounts.
     Excess Workers’ Compensation: For excess workers’ compensation business, loss costs were trended at six percent per annum. After reviewing actual industry loss trends for the past ten years, in AIG’s judgment, it is reasonably likely that actual loss cost trends applicable to the year-end 2009 loss reserve review for excess workers’ compensation will range five percent lower or higher than this estimated loss trend. A five percent change in the assumed loss cost trend would cause approximately a $300 million increase or a $200 million decrease in the net loss reserves for this business. It should be emphasized that the actual loss cost trend could vary significantly from this assumption, and there can be no assurance that actual loss costs will not deviate, perhaps materially, by greater than five percent.
     For excess workers’ compensation business, the assumed loss development factors are a critical assumption. Excess workers’ compensation is an extremely long-tail class of business, with a much greater than normal uncertainty as to the appropriate loss development factors for the tail of the loss development. After evaluating the historical loss development factors for prior accident years since the 1980s as well as the development over the past several years of the ground up claim projections utilized to help select the loss development factors in the tail for this class of business, in AIG’s judgment, it is reasonably likely that actual loss development for excess workers’ compensation could increase or decrease by up to approximately $800 million and $1.3 billion, respectively. Given the exceptionally long tail for this class of business, there is the potential for actual deviations in the loss development tail to exceed the deviations assumed, perhaps materially.
     Primary Workers’ Compensation: For primary workers’ compensation, the loss cost trend assumption is not believed to be material with respect to AIG’s loss reserves. This is primarily because AIG’s actuaries are generally
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able to use loss development projections for all but the most recent accident year’s reserves, so there is limited need to rely on loss cost trend assumptions for primary workers’ compensation business.
     However, for primary workers’ compensation business the loss development factor assumptions are important. Generally, AIG’s actual historical workers’ compensation loss development factors would be expected to provide a reasonably accurate predictor of future loss development. However, workers’ compensation is a long-tail class of business, and AIG’s business reflects a very significant volume of losses particularly in recent accident years. After evaluating the actual historical loss developments since the 1980s for this business, in AIG’s judgment, it is reasonably likely that actual loss development factors will fall within the range of approximately 3.5 percent below to 9.1 percent above those actually utilized in the year-end 2009 loss reserve review. If the loss development factor assumptions were changed by 3.5 percent and 9.1 percent, respectively, the net loss reserves for workers’ compensation would decrease or increase by approximately $900 million and $2.5 billion, respectively. For this class of business, there can be no assurance that actual deviations from the expected loss development factors will not exceed the deviations assumed, perhaps materially.
     Other Casualty Classes of Business: For casualty business other than the classes discussed above, there is generally some potential for deviation in both the loss cost trend and loss development factor assumptions. However, the effect of such deviations is expected to be less material when compared to the effect on the classes cited above.
Asbestos and Environmental Reserves
     The estimation of loss reserves relating to asbestos and environmental claims on insurance policies written many years ago is subject to greater uncertainty than other types of claims due to inconsistent court decisions as well as judicial interpretations and legislative actions that in some cases have tended to broaden coverage beyond the original intent of such policies and in others have expanded theories of liability. The insurance industry as a whole is engaged in extensive litigation over these coverage and liability issues and is thus confronted with a continuing uncertainty in its efforts to quantify these exposures.
     AIG continues to receive claims asserting injuries and damages from toxic waste, hazardous substances, and other environmental pollutants and alleged claims to cover the cleanup costs of hazardous waste dump sites, referred to collectively as environmental claims, and indemnity claims asserting injuries from asbestos.
     The vast majority of these asbestos and environmental claims emanate from policies written in 1984 and prior years. Commencing in 1985, standard policies contained an absolute exclusion for pollution-related damage and an absolute asbestos exclusion was also implemented. The current environmental policies that AIG underwrites on a claims-made basis have been excluded from the analysis herein.
     The majority of AIG’s exposures for asbestos and environmental claims are excess casualty coverages, not primary coverages. Thus, the litigation costs are treated in the same manner as indemnity amounts. That is, litigation expenses are included within the limits of the liability AIG incurs. Individual significant claim liabilities, where future litigation costs are reasonably determinable, are established on a case-by-case basis.
     Estimation of asbestos and environmental claims loss reserves is a subjective process and reserves for asbestos and environmental claims cannot be estimated using conventional reserving techniques such as those that rely on historical accident year loss development factors. The methods used to determine asbestos and environmental loss estimates and to establish the resulting reserves are continually reviewed and updated by management.
     Significant factors which affect the trends that influence the asbestos and environmental claims estimation process are the court resolutions and judicial interpretations which broaden the intent of the policies and scope of coverage. The current case law can be characterized as still evolving, and there is little likelihood that any firm direction will develop in the near future. Additionally, the exposures for cleanup costs of hazardous waste dump sites involve issues such as allocation of responsibility among potentially responsible parties and the government’s refusal to release parties from liability.
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     Due to this uncertainty, it is not possible to determine the future development of asbestos and environmental claims with the same degree of reliability as with other types of claims. Such future development will be affected by the extent to which courts continue to expand the intent of the policies and the scope of the coverage, as they have in the past, as well as by the changes in Superfund and waste dump site coverage and liability issues. If the asbestos and environmental reserves develop deficiently, such deficiency could have an adverse effect on AIG’s future results of operations for an individual reporting period.
     With respect to known asbestos and environmental claims, AIG established over two decades ago specialized toxic tort and environmental claims units, which investigate and adjust all such asbestos and environmental claims. These units evaluate these asbestos and environmental claims utilizing a claim-by-claim approach that involves a detailed review of individual policy terms and exposures. Because each policyholder presents different liability and coverage issues, AIG generally evaluates exposure on a policy-by-policy basis, considering a variety of factors such as known facts, current law, jurisdiction, policy language and other factors that are unique to each policy. Quantitative techniques have to be supplemented by subjective considerations, including management judgment. Each claim is reviewed at least semi-annually utilizing the aforementioned approach and adjusted as necessary to reflect the current information.
     In both the specialized and dedicated asbestos and environmental claims units, AIG actively manages and pursues early resolution with respect to these claims in an attempt to mitigate its exposure to the unpredictable development of these claims. AIG attempts to mitigate its known long-tail environmental exposures by utilizing a combination of proactive claim-resolution techniques, including policy buybacks, complete environmental releases, compromise settlements, and, when appropriate, litigation.
     With respect to asbestos claims handling, AIG’s specialized claims staff operates to mitigate losses through proactive handling, supervision and resolution of asbestos cases. Thus, while AIG has resolved all claims with respect to miners and major manufacturers (Tier One), its claims staff continues to operate under the same proactive philosophy to resolve claims involving accounts with products containing asbestos (Tier Two), products containing small amounts of asbestos, companies in the distribution process, and parties with remote, ill-defined involvement in asbestos (Tiers Three and Four). Through its commitment to appropriate staffing, training, and management oversight of asbestos cases, AIG seeks to mitigate its exposure to these claims.
     To determine the appropriate loss reserve as of December 31, 2009 for its asbestos and environmental exposures, AIG performed a series of top-down and ground-up reserve analyses. In order to ensure it had the most comprehensive analysis possible, AIG engaged a third-party actuary to assist in a review of these exposures, including ground-up estimates for asbestos reserves consistent with the 2005 through 2008 reviews as well as a top-down report year projection for environmental reserves. Ground-up analyses take into account policyholder-specific and claim-specific information that has been gathered over many years from a variety of sources. Ground-up studies can thus more accurately assess the exposure to AIG’s layers of coverage for each policyholder, and hence for all policyholders in the aggregate, provided a sufficient sample of the policyholders can be modeled in this manner.
     In order to ensure its ground-up analysis was comprehensive, AIG staff produced the information required at policy and claim level detail for nearly 800 asbestos defendants. This represented over 95 percent of all accounts for which AIG had received any claim notice of any amount pertaining to asbestos exposure. AIG did not set any minimum thresholds, such as amount of case reserve outstanding, or paid losses to date, that would have served to reduce the sample size and hence the comprehensiveness of the ground-up analysis. The results of the ground-up analysis for each significant account were examined by AIG’s claims staff for reasonableness, for consistency with policy coverage terms, and any claim settlement terms applicable. Adjustments were incorporated accordingly. The results from the universe of modeled accounts, which as noted above reflects the vast majority of AIG’s known exposures, were then utilized to estimate the ultimate losses from accounts or exposures that could not be modeled and to determine an appropriate provision for unreported claims.
     AIG conducted a comprehensive analysis of reinsurance recoverability to establish the appropriate asbestos and environmental reserve net of reinsurance. AIG determined the amount of reinsurance that would be ceded to insolvent reinsurers or to commuted reinsurance contracts for both reported claims and for IBNR. These amounts
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were then deducted from the indicated amount of reinsurance recoverable. The year-end 2009 analysis reflected an update to the comprehensive analysis of reinsurance recoverability that was first completed in 2005 and updated each subsequent year. All asbestos accounts for which there was a significant amount of expected unreported losses based on the 2009 review were analyzed to determine the appropriate reserve net of reinsurance.
     AIG also completed a top-down report year projection as well as a market share projection of its indicated asbestos and environmental loss reserves. These projections consist of a series of tests performed separately for asbestos and for environmental exposures.
     For asbestos, these tests project the losses expected to be reported over the next 17 years, i.e., from 2010 through 2026, based on the actual losses reported through 2009 and the expected future loss emergence for these claims. Three scenarios were tested, with a series of assumptions ranging from more optimistic to more conservative.
     For environmental claims, an analogous series of frequency/severity tests are produced. Environmental claims from future report years (i.e., IBNR) are projected out seven years, i.e., through the year 2016.
     At year-end 2009, AIG considered a number of factors and recent experience in addition to the results of the respective top-down and ground-up analyses performed for asbestos and environmental reserves. AIG considered the significant uncertainty that remains as to AIG’s ultimate liability relating to asbestos and environmental claims. This uncertainty is due to several factors including:
•	The long latency period between asbestos exposure and disease manifestation and the resulting potential for involvement of multiple policy periods for individual claims;

•	The increase in the volume of claims by currently unimpaired plaintiffs;

•	Claims filed under the non-aggregate premises or operations section of general liability policies;

•	The number of insureds seeking bankruptcy protection and the effect of prepackaged bankruptcies;

•	Diverging legal interpretations; and

•	With respect to environmental claims, the difficulty in estimating the allocation of remediation cost among various parties.
     After carefully considering the results of the ground-up analysis, which AIG updates on an annual basis, as well as all of the above factors, including the recent report year experience, AIG increased its gross asbestos reserves by $300 million and increased its net asbestos reserves by $75 million. Additionally, during 2009 a moderate amount of adverse incurred loss development pertaining to asbestos was reflected, which was primarily attributed to several large accounts.
     Upon completion of the environmental top-down report year analysis performed in the fourth quarter of 2009, a minor adjustment to net reserves was recognized.
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The following table provides a summary of reserve activity, including estimates for applicable IBNR, relating to asbestos and environmental claims separately and combined:

As of or for the
Years Ended	2009		2008		2007
December 31,
(in millions)	Gross	Net	Gross	Net	Gross	Net

Asbestos:
Liability for unpaid claims and claims adjustment expense at beginning of year	$3,443	$1,200	$3,864	$1,454	$4,523	$1,889
Dispositions(a)	(84)	(21)	-	-	-	-
Losses and loss expenses incurred(b)	482	151	273	53	96	5
Losses and loss expenses paid(b)	(605)	(179)	(694)	(307)	(755)	(440)

Liability for unpaid claims and claims adjustment expense at end of year	$3,236	$1,151	$3,443	$1,200	$3,864	$1,454

Environmental:
Liability for unpaid claims and claims adjustment expense at beginning of year	$417	$194	$515	$237	$629	$290
Dispositions(a)	(37)	(7)	-	-	-	-
Losses and loss expenses incurred(b)	2	4	(44)	(2)	10	13
Losses and loss expenses paid(b)	(44)	(32)	(54)	(41)	(124)	(66)

Liability for unpaid claims and claims adjustment expense at end of year	$338	$159	$417	$194	$515	$237

Combined:
Liability for unpaid claims and claims adjustment expense at beginning of year	$3,860	$1,394	$4,379	$1,691	$5,152	$2,179
Dispositions(a)	(121)	(28)	-	-	-	-
Losses and loss expenses incurred(b)	484	155	229	51	106	18
Losses and loss expenses paid(b)	(649)	(211)	(748)	(348)	(879)	(506)

Liability for unpaid claims and claims adjustment expense at end of year	$3,574	$1,310	$3,860	$1,394	$4,379	$1,691

(a)	Includes reserves for Transatlantic, which was deconsolidated during the second quarter of 2009 and 21st Century which was sold in the third quarter of 2009.

(b)	All amounts pertain to policies underwritten in prior years, primarily to policies issued in 1984 and prior years.
     The current environmental policies that AIG underwrites on a claims-made basis have been excluded from the table above.
The following table presents the estimate of the gross and net IBNR included in the Liability for unpaid claims and claims adjustment expense, relating to asbestos and environmental claims separately and combined:

At December 31,	2009		2008		2007
(in millions)	Gross	Net	Gross	Net	Gross	Net

Asbestos	$2,072	$863	$2,301	$939	$2,701	$1,145
Environmental	161	71	249	99	325	131

Combined	$2,233	$934	$2,550	$1,038	$3,026	$1,276

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The following table presents a summary of asbestos and environmental claims count activity:

As of or for
the Years	2009			2008			2007
Ended
December 31,	Asbestos	Environmental	Combined	Asbestos	Environmental	Combined	Asbestos	Environmental	Combined

Claims at beginning of year	5,780	6,674	12,454	6,563	7,652	14,215	6,878	9,442	16,320
Claims during year:
Opened	615	983	1,598	639	1,065	1,704	656	937	1,593
Settled	(243)	(215)	(458)	(219)	(207)	(426)	(150)	(179)	(329)
Dismissed or otherwise resolved	(735)	(1,448)	(2,183)	(1,203)	(1,836)	(3,039)	(821)	(2,548)	(3,369)

Claims at end of year	5,417	5,994	11,411	5,780	6,674	12,454	6,563	7,652	14,215

Survival Ratios — Asbestos and Environmental
     The following table presents AIG’s survival ratios for asbestos and environmental claims at December 31, 2009, 2008 and 2007. The survival ratio is derived by dividing the current carried loss reserve by the average payments for the three most recent calendar years for these claims. Therefore, the survival ratio is a simplistic measure estimating the number of years it would be before the current ending loss reserves for these claims would be paid off using recent year average payments. The December 31, 2009 gross asbestos survival ratio is lower than the ratio at December 31, 2008 because the more recent periods included in the rolling average reflect higher claims payments. In addition, AIG’s survival ratio for asbestos claims was negatively affected by certain favorable settlements during 2008 and 2007. These settlements reduced gross and net asbestos survival ratios at December 31, 2009 by approximately 0.9 years and 1.9 years, respectively; reduced gross and net asbestos survival ratios at December 31, 2008 by approximately 1.1 years and 2.4 years, respectively; and reduced gross and net asbestos survival ratios at December 31, 2007 by approximately 1.3 years and 2.6 years, respectively. Many factors, such as aggressive settlement procedures, mix of business and level of coverage provided, have a significant effect on the amount of asbestos and environmental reserves and payments and the resultant survival ratio. Moreover, as discussed above, the primary basis for AIG’s determination of its reserves is not survival ratios, but instead the ground-up and top-down analysis. Thus, caution should be exercised in attempting to determine reserve adequacy for these claims based simply on this survival ratio.
The following table presents AIG’s survival ratios for asbestos and environmental claims, separately and combined, which were based upon a three-year average payment:

Years Ended December 31,	Gross	Net

2009
Survival ratios:
Asbestos	4.7	3.7
Environmental	4.5	3.5
Combined	4.7	3.7

2008
Survival ratios:
Asbestos	5.2	3.7
Environmental	4.4	3.5
Combined	5.1	3.7

2007
Survival ratios:
Asbestos	7.1	5.6
Environmental	4.7	3.7
Combined	6.7	5.2

AIG 2009 Form 10-K            100

American International Group, Inc., and Subsidiaries
Domestic Life Insurance & Retirement Services Operations
     AIG’s Domestic Life Insurance & Retirement Services segment, operating as SunAmerica Financial Group, is comprised of several life insurance and retirement services businesses that market their products and services under the brands of American General, AGLA, VALIC, Western National, SunAmerica Retirement Markets, SunAmerica Mutual Funds, SunAmerica Affordable Housing Partners, FSC Securities, Royal Alliance and SagePoint Financial. The businesses offer a comprehensive suite of life insurance, retirement savings products and guaranteed income solutions through an established multi-channel distribution network that includes banks, national, regional and independent broker-dealers, career financial advisors, wholesale life brokers, insurance agents and a direct-to-consumer platform.
     AIG’s Domestic Life Insurance businesses offer a broad range of protection products, including individual term and universal life insurance, and group life and health products. In addition, Domestic Life Insurance offers a variety of payout annuities, which include single premium immediate annuities, structured settlements and terminal funding annuities. Domestic Retirement Services businesses offer group retirement products and individual fixed and variable annuities. Certain previously acquired closed blocks and other fixed and variable annuity blocks that have been discontinued are reported as “runoff” annuities. Domestic Retirement Services also maintains a runoff block of Guaranteed Investment Contracts (GICs) that were written in (or issued to) the institutional market place prior to 2006.
     In managing its Domestic Life Insurance & Retirement Services businesses, AIG analyzes the operating performance of each business using pre-tax income (loss) before net realized capital gains (losses). Pre-tax income (loss) before net realized capital gains (losses) is not a substitute for pre-tax income determined in accordance with U.S. GAAP. However, AIG believes that the presentation of pre-tax income (loss) before net realized capital gains (losses) enhances the understanding of the underlying profitability of the ongoing operations of the Domestic Life Insurance & Retirement Services businesses. The reconciliations to pre-tax income are provided in the tables that follow.
     In order to better align financial reporting to be consistent with the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, beginning in 2009, results for certain brokerage service, mutual fund, GIC and other asset management activities previously reported in the Asset Management segment are now included in Domestic Life Insurance & Retirement Services. The remaining Asset Management operations are now included in AIG’s Other operations category. See Capital Resources and Liquidity — AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due — Asset Disposition Plan for discussion of the sale of AIG’s investment advisory and third party institutional asset management business. Prior period amounts have been revised to conform to the current presentation.
Domestic Life Insurance & Retirement Services Results
The following table presents Domestic Life Insurance & Retirement Services results:

Years Ended				Percentage Increase/
December 31,				(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Premiums and other considerations	$5,327	$7,644	$7,342	(30)%	4%
Net investment income	9,553	9,134	13,582	5	(33)
Policyholder benefits and claims incurred	9,097	11,535	11,572	(21)	-
Policy acquisition and other expenses	3,448	3,779	3,547	(9)	7

Pre-tax income before net realized capital losses	2,335	1,464	5,805	59	(75)
Net realized capital losses	(3,514)	(36,412)	(2,735)	-	-

Pre-tax income (loss)	$(1,179)	$(34,948)	$3,070	-%	-%

101            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
2009 and 2008 Comparison
     Domestic Life Insurance & Retirement Services reported an increase in pre-tax income before net realized capital losses in 2009 compared to 2008 primarily due to the following:
•	growth in net investment income as a result of growth in partnership returns ($264 million of income in 2009 compared with losses of $1.2 billion in 2008) as well as lower losses from valuation adjustments from the investment in ML II, which offset the negative effects of higher liquidity in the investment portfolios;

•	goodwill impairment charges that were $1.1 billion lower in 2009 compared to 2008; and

•	DAC and SIA unlocking and related reserve strengthening charges of $601 million in 2009 in the Domestic Retirement Services operations resulting from reductions in the long-term growth assumptions for group retirement products and individual variable annuities, and projected increases in surrenders for individual fixed annuities, compared to DAC and SIA charges and related reserve strengthening of $1.5 billion in 2008.
     These improvements were partially offset by DAC and sale inducement assets (SIA) benefits related to net realized capital losses of $108 million in 2009 compared to $2.5 billion in 2008.
     The reduction in the pre-tax loss for Domestic Life Insurance & Retirement Services in 2009 compared to 2008 reflected a decline in net realized capital losses due principally to significant decline in other-than-temporary impairments in 2009. See Results of Operations — Consolidated Results — Premiums and Other Considerations; — Net Investment Income; and — Net Realized Capital Gains (Losses).
2008 and 2007 Comparison
     Domestic Life Insurance & Retirement Services reported a significant decrease in pre-tax income (loss) before net realized capital losses in 2008 compared to 2007 primarily due to the following:
•	DAC and SIA unlocking and related reserve strengthening of $1.5 billion in the Domestic Retirement Services operations resulting from the weakness in the equity markets, the significantly higher surrender activity resulting from AIG’s liquidity issues beginning in mid-September of 2008;

•	goodwill impairment charges in 2008 of $1.2 billion in the Domestic Life Insurance and Domestic Retirement Services companies; and

•	lower net investment income resulting from partnership losses in 2008, lower yield enhancement income and reduced overall investment yield from increased levels of short-term investments.
     These declines were partially offset by DAC and SIA benefits related to net realized capital losses of $2.5 billion in 2008 compared to $215 million in 2007.
     The pre-tax loss for Domestic Life Insurance & Retirement Services in 2008 reflected higher net realized capital losses compared to 2007 due principally to significant other-than-temporary impairments in 2008.
Domestic Life Insurance Results
The following table presents Domestic Life Insurance results:

Years Ended
December 31,				Percentage Increase/(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Premiums and other considerations	$4,252	$6,248	$5,836	(32)%	7%
Net investment income	3,819	3,823	4,019	-	(5)
Policyholder benefits and claims incurred	5,026	6,862	6,599	(27)	4
Policy acquisition and other expenses	1,714	1,885	1,816	(9)	4

Pre-tax income before net realized capital losses	1,331	1,324	1,440	1	(8)
Net realized capital losses	(712)	(11,554)	(796)	-	-

Pre-tax income (loss)	$619	$(10,230)	$644	-%	-%

AIG 2009 Form 10-K            102

American International Group, Inc., and Subsidiaries
2009 and 2008 Comparison
     Domestic Life Insurance premiums and other considerations declined $2.0 billion in 2009 compared to 2008 primarily due to lower sales of payout annuity products and the sale of AIG Life Canada effective April 1, 2009, which similarly resulted in a decline in policyholder benefits and claims incurred of $1.8 billion. Policy acquisition and other insurance expenses declined due to expense reductions, partially offset by higher restructuring costs.
     Domestic Life Insurance pre-tax income before net realized capital losses increased slightly in 2009 compared to 2008 primarily due to the following:
•	increase in net investment income of $48 million related to lower fair value losses in the investment in ML II compared to 2008;

•	goodwill impairment charges in 2008 of $403 million; and

•	favorable mortality experience in life insurance in 2009.
     Partially offsetting the increase were:
•	lower net investment income due to reduced overall investment yields from increased levels of short-term investments and an increase in partnership losses;

•	a DAC benefit related to net realized capital losses of $35 million in 2009 compared to a benefit of $364 million in 2008;

•	a $33 million increase in restructuring expenses in 2009 compared to 2008; and

•	a reduction in unearned revenue liability resulting in a net benefit of $22 million in 2008.
     Pre-tax income for Domestic Life Insurance in 2009 compared to the pre-tax loss in 2008 reflected lower levels of net realized capital losses in 2009, due principally to an $8.6 billion decline in other-than-temporary impairment charges. Other-than-temporary impairment charges in 2008 included $5.5 billion of charges related to AIG’s U.S. securities lending program which was terminated in December 2008.
2008 and 2007 Comparison
     Domestic Life Insurance premiums and other considerations increased in 2008 primarily due to higher sales of payout annuity products, which had a corresponding effect on policyholder benefits and claims incurred. Policy acquisition and other expenses increased from 2007 as goodwill impairment charges and restructuring costs were only partially offset by the DAC benefit related to realized capital losses.
     Domestic Life Insurance pre-tax income before net realized capital losses decreased slightly in 2008 compared to 2007 primarily due to the following:
•	lower net investment income, reflecting reduced overall investment yields from increased levels of short-term investments and lower partnership and call and tender income;

•	goodwill impairment charges of $403 million in 2008;

•	restructuring expenses in 2008; and

•	an increase of $12 million in 2008 policyholder benefit reserves related to a workers’ compensation reinsurance program compared to a reduction in expense of $52 million in 2007.
     Partially offsetting these declines were:
•	growth in the underlying business in force and favorable mortality experience in life insurance;

•	a DAC benefit related to realized capital losses of $364 million in 2008 compared to a benefit of $13 million in 2007;

•	a reduction in unearned revenue liability resulting in a net benefit of $22 million in 2008; and

•	a $30 million adjustment to increase payout annuity reserves in 2007.
103            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
     The pre-tax loss for Domestic Life Insurance in 2008 reflected higher levels of net realized capital losses compared to 2007, due principally to an $8.7 billion increase in other-than-temporary impairment charges. Other-than-temporary impairment charges in 2008 included $5.5 billion of charges related to the termination of AIG’s U.S. securities lending program discussed above.
Domestic Life Insurance Sales and Deposits
The following table summarizes Life Insurance sales and deposits by product*:

Years Ended				Percentage Increase/(Decrease)
December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Life insurance
Periodic premium by product:
Universal life	$53	$167	$230	(68)%	(27)%
Variable universal life	19	63	55	(70)	15
Term life	73	210	219	(65)	(4)
Whole life/other	4	11	9	(64)	22

Total periodic premiums by product	149	451	513	(67)	(12)
Group life/health	89	121	118	(26)	3
Unscheduled and single deposits	63	267	426	(76)	(37)

Total life insurance	301	839	1,057	(64)	(21)

Career distribution
By product:
Periodic life insurance premiums	75	76	80	(1)	(5)
Unscheduled and single deposits	18	21	18	(14)	17
Accident and health insurance	8	11	16	(27)	(31)
Fixed annuities	143	199	116	(28)	72

Total career distribution	244	307	230	(21)	33

Payout annuities	963	2,893	2,612	(67)	11
Individual fixed and runoff annuities	760	930	420	(18)	121

Total sales and deposits	$2,268	$4,969	$4,319	(54)%	15%

*	Includes divested operations. Life insurance sales include periodic premium from new business expected to be collected over a one-year period and unscheduled and single premiums from new and existing policyholders. Sales of group accident and health insurance represent annualized first year premium from new policies. Annuity sales represent deposits from new and existing customers.
2009 and 2008 Comparison
     Total Domestic Life Insurance sales and deposits decreased significantly in 2009 compared to 2008 primarily due to lower payout annuities, life insurance premiums and the sale of AIG Life Canada. Payout annuities sales and life insurance premiums decreased primarily due to lower financial strength ratings and the lingering effects of negative AIG publicity.
2008 and 2007 Comparison
     Total Domestic Life Insurance sales and deposits increased in 2008 compared to 2007 primarily due to strong payout and individual fixed annuities sales, partially offset by a decline in total life insurance premiums. Payout annuities sales increased due to strong terminal funding and structured settlement sales in both the U.S. and Canada. Individual fixed annuities sales increased as a result of the interest rate environment as credited rates offered were more competitive with the rates offered by banks on certificates of deposit. The ratings downgrades and negative publicity related to AIG resulted in lower sales and deposits for the fourth quarter of 2008.
AIG 2009 Form 10-K            104

American International Group, Inc., and Subsidiaries
Domestic Retirement Services Results
The following table presents Domestic Retirement Services results:

Years Ended				Percentage Increase/(Decrease)
December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Premiums and other considerations	$1,075	$1,396	$1,506	(23)%	(7)%
Net investment income	5,734	5,311	9,563	8	(44)
Policyholder benefits and claims incurred	4,071	4,673	4,973	(13)	(6)
Policy acquisition and other expenses	1,734	1,894	1,731	(8)	9

Pre-tax income before net realized capital gains (losses)	1,004	140	4,365	-	(97)
Net realized capital losses	(2,802)	(24,858)	(1,939)	-	-

Pre-tax income (loss)	$(1,798)	$(24,718)	$2,426	-%	-%

2009 and 2008 Comparison
     Domestic Retirement Services reported an increase in pre-tax income before net realized capital gains (losses) in 2009 compared to 2008 primarily due to the following:
•	higher net investment income due to a $1.5 billion increase in partnership income and a $103 million decline in fair value losses on the economic interest in ML II;

•	a reduced amount of negative DAC and SIA unlockings and related reserve strengthening of $895 million compared to 2008. Unlockings in 2009 primarily were the result of reductions in the long-term growth assumptions for group retirement products and individual variable annuities, deteriorating equity market conditions early in the year and projected increases in surrenders for individual fixed annuities. Unlockings in 2008 were primarily related to deteriorating equity market conditions for individual variable annuities and projected increases in surrenders for all product lines; and

•	lower goodwill impairment charges of $736 million compared to 2008.
     Partially offsetting these benefits were:
•	reduced DAC and SIA benefits of $2.1 billion from lower net realized capital losses in 2009 compared to 2008;

•	a decrease in investment income due to lower reserves and assets in the GIC and fixed annuity blocks. As the GIC block is in runoff, AIG anticipates reserve and asset declines in future periods; and

•	a decline in fee income related to lower average policyholder account values.
     The reduced pre-tax loss for Domestic Retirement Services in 2009 reflected lower levels of net realized capital losses compared to 2008 principally from lower other-than-temporary impairment charges of $18.1 billion, a $2.9 billion decline in trading losses related to AIG’s U.S. securities lending program and a $1.2 billion increase in earnings from the change in fair value of embedded policy derivative liabilities, net of related economic hedges, driven by improved bond and equity market conditions. Other-than-temporary impairment charges in 2008 included $11.2 billion of charges related to AIG’s U.S. securities lending program which was terminated in December 2008.
2008 and 2007 Comparison
     Domestic Retirement Services reported a significant decline in pre-tax income before net realized capital gains (losses) in 2008 compared to 2007 primarily due to the following:
•	lower net investment income due to $1.2 billion of partnership losses in 2008 compared to partnership income of $2.0 billion in 2007, lower yield enhancement income and reduced overall investment yield from increased levels of short-term investments;

•	DAC unlocking and related reserve strengthening in 2008 of $1.5 billion resulting primarily from projected increases in surrenders and the deteriorating equity markets in 2008; and

•	goodwill impairment charges of $817 million in 2008.
     These charges were partially offset by DAC and SIA benefits of $2.2 billion in 2008 related to the net realized capital losses as compared to benefits of $202 million in 2007.
105            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
     The pre-tax loss for Domestic Retirement Services in 2008 reflected higher levels of net realized capital losses compared to 2007 due to a $19.6 billion increase in other-than-temporary impairment charges, a $2.8 billion increase in trading losses related to AIG’s U.S. securities lending program and an $850 million increase in losses from the change in fair value of embedded policy derivative liabilities, net of related economic hedges, driven by poor equity market conditions. Other-than-temporary impairment charges in 2008 included $11.2 billion of charges related to AIG’s U.S. securities lending program which was terminated in December 2008.
Domestic Retirement Services Sales and Deposits
The following table presents the account value rollforward for Domestic Retirement Services:

Years Ended December 31,
(in millions)	2009	2008	2007

Group retirement products
Balance, beginning of year	$56,861	$68,109	$64,357
Deposits — annuities	4,856	5,661	5,898
Deposits — mutual funds	1,345	1,520	1,633

Total Deposits	6,201	7,181	7,531
Surrenders and other withdrawals	(7,233)	(6,693)	(6,551)
Death benefits	(275)	(246)	(262)

Net inflows (outflows)	(1,307)	242	718
Change in fair value of underlying investments, interest credited, net of fees	7,865	(11,490)	3,034

Balance, end of year	$63,419	$56,861	$68,109

Individual fixed annuities
Balance, beginning of year	$48,394	$50,508	$52,685
Deposits	5,348	7,276	5,085
Surrenders and other withdrawals	(6,715)	(9,571)	(7,565)
Death benefits	(1,700)	(1,721)	(1,667)

Net inflows (outflows)	(3,067)	(4,016)	(4,147)
Change in fair value of underlying investments, interest credited, net of fees	1,875	1,902	1,970

Balance, end of year	$47,202	$48,394	$50,508

Individual variable annuities
Balance, beginning of year	$23,593	$33,108	$31,093
Deposits	891	3,455	4,472
Surrenders and other withdrawals	(2,667)	(4,240)	(4,158)
Death benefits	(404)	(480)	(497)

Net inflows (outflows)	(2,180)	(1,265)	(183)
Change in fair value of underlying investments, interest credited, net of fees	3,224	(8,250)	2,198

Balance, end of year	$24,637	$23,593	$33,108

Total Domestic Retirement Services
Balance, beginning of year	$128,848	$151,725	$148,135
Deposits	12,440	17,912	17,088
Surrenders and other withdrawals	(16,615)	(20,504)	(18,274)
Death benefits	(2,379)	(2,447)	(2,426)

Net inflows (outflows)	(6,554)	(5,039)	(3,612)
Change in fair value of underlying investments, interest credited, net of fees	12,964	(17,838)	7,202

Balance, end of year, excluding runoff	135,258	128,848	151,725
Individual annuities runoff	4,637	5,079	5,690
GICs runoff	8,536	14,608	24,890

Balance at end of year	$148,431	$148,535	$182,305

General and separate account reserves and mutual funds
General account reserve	$94,912	$103,748	$113,691
Separate account reserve	45,444	38,499	60,461

Total general and separate account reserves	140,356	142,247	174,152
Group retirement mutual funds	8,075	6,288	8,153

Total reserves and mutual funds	$148,431	$148,535	$182,305

AIG 2009 Form 10-K            106

American International Group, Inc., and Subsidiaries
2009 and 2008 Comparison
     Deposits have been negatively affected by lower AIG ratings and the lingering effects of negative AIG publicity. For individual variable annuities, the decrease in 2009 compared to 2008 is also attributable to a general decline in industry sales volumes. Individual fixed and variable annuity sales have decreased due to the temporary suspension of product sales at certain selling organizations due to the effect of the AIG events. However, deposits for individual fixed annuities increased in the second half of 2009 primarily due to increased demand for guaranteed products as well as reinstatement of sales at certain financial institutions that had previously suspended sales.
     Surrenders and other withdrawals increased in 2009 for group retirement products primarily due to higher large group surrenders. However, surrender rates and withdrawals have improved for individual fixed annuities and individual variable annuities.
2008 and 2007 Comparison
     Deposits were negatively affected by the AIG ratings downgrades and AIG’s liquidity issues commencing in September 2008. The decrease in group retirement products deposits was due to a decline in both group annuity deposits and group mutual fund deposits. The improvement in individual fixed annuity deposits was due to a steepened yield curve, providing the opportunity to offer higher interest crediting rates than certificates of deposits and mutual fund money market rates available at the time. Both group retirement products and individual fixed annuities deposits decreased after the AIG ratings downgrades. Individual variable annuity product sales declined due to the AIG ratings downgrades and continued weakness in the equity markets.
     Group retirement products and individual annuities surrenders and other withdrawals increased in all three product lines in 2008 compared to 2007 primarily due to the AIG ratings downgrades and AIG’s liquidity issues.
The following table presents reserves by surrender charge category and surrender rates:

	Group	Individual	Individual
At December 31,	Retirement	Fixed	Variable
(in millions)	Products*	Annuities	Annuities

2009
No surrender charge	$47,854	$11,444	$11,161
0% – 2%	1,509	3,054	4,094
Greater than 2% – 4%	1,918	5,635	2,066
Greater than 4%	3,213	23,885	6,758
Non-Surrenderable	850	3,184	558

Total Reserves	$55,344	$47,202	$24,637

Surrender rates	12.3%	14.4%	12.1%

2008
No surrender charge	$43,797	$10,287	$8,594
0% – 2%	1,320	3,043	3,097
Greater than 2% – 4%	1,714	6,711	2,187
Greater than 4%	2,710	25,110	7,663
Non-Surrenderable	1,032	3,243	2,052

Total Reserves	$50,573	$48,394	$23,593

Surrender rates	10.5%	18.8%	14.9%

*	Excludes mutual funds of $8.1 billion and $6.3 billion in 2009 and 2008, respectively.
Foreign Life Insurance & Retirement Services Operations
     AIG’s Foreign Life Insurance & Retirement Services operations include insurance and investment-oriented products such as whole and term life, investment linked, universal life and endowments, personal accident and health
107            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
products, group products including pension, life and health, and fixed and variable annuities. The Foreign Life Insurance & Retirement Services products are sold through independent producers, career agents, financial institutions and direct marketing channels.
     In managing its Foreign Life Insurance & Retirement Services businesses, AIG analyzes the operating performance of each business using pre-tax income (loss) before net realized capital gains (losses). Pre-tax income (loss) before net realized capital gains (losses) is not a substitute for pre-tax income determined in accordance with U.S. GAAP. However, AIG believes that the presentation of pre-tax income (loss) before net realized capital gains (losses) enhances the understanding of the Foreign Life Insurance & Retirements Services businesses results of operations by highlighting the results from ongoing operations and the underlying profitability of its businesses. The reconciliations to pre-tax income are provided in the table that follows.
     In order to better align financial reporting with the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, beginning in 2009, the Foreign Life Insurance & Retirement Services results include the equity income (loss) from certain equity method investments, which were previously included as part of AIG’s Other operations category. Prior period amounts have been revised to conform to the current presentation.
Foreign Life Insurance & Retirement Services Results
The following table presents Foreign Life Insurance & Retirement Services results:

Years Ended				Percentage Increase/ (Decrease)
December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Japan & Other:
Premiums and other considerations	$13,473	$14,513	$12,387	(7)%	17%
Net investment income	6,230	981	6,084	-	(84)
Policyholder benefits and claims incurred	11,464	7,115	11,097	61	(36)
Policy acquisition and other expenses	5,183	5,372	4,035	(4)	33

Pre-tax income before net realized capital gains (losses)	3,056	3,007	3,339	2	(10)
Net realized capital losses	(1,756)	(5,693)	(294)	-	-

Pre-tax income (loss)	$1,300	$(2,686)	$3,045	-%	-%

Asia:
Premiums and other considerations	$9,301	$10,197	$9,349	(9)%	9%
Net investment income	5,272	(824)	4,100	-	-
Policyholder benefits and claims incurred	10,461	4,484	9,856	133	(55)
Policy acquisition and other expenses	2,608	3,020	1,455	(14)	108

Pre-tax income before net realized capital gains (losses)	1,504	1,869	2,138	(20)	(13)
Net realized capital gains (losses)	417	(2,515)	169	-	-

Pre-tax income (loss)	$1,921	$(646)	$2,307	-%	-%

Total Foreign Life Insurance & Retirement Services:
Premiums and other considerations	$22,774	$24,710	$21,736	(8)%	14%
Net investment income	11,502	157	10,184	-	(98)
Policyholder benefits and claims incurred	21,925	11,599	20,953	89	(45)
Policy acquisition and other expenses	7,791	8,392	5,490	(7)	53

Pre-tax income before net realized capital losses	4,560	4,876	5,477	(6)	(11)
Net realized capital losses	(1,339)	(8,208)	(125)	-	-

Pre-tax income (loss)	$3,221	$(3,332)	$5,352	-%	-%

     AIG transacts business in most major foreign currencies and therefore Premiums and other considerations reported in U.S. dollars vary by volume and from changes in foreign currency translation rates.
AIG 2009 Form 10-K            108

American International Group, Inc., and Subsidiaries
The following table summarizes the effect of changes in foreign currency exchange rates on the growth of the Foreign Life Insurance & Retirement Services Premiums and other considerations:

Years Ended December 31,	2009	2008

Increase (decrease) in original currency*	(7.6)%	7.5%
Foreign exchange effect	(0.2)	6.2

Growth as reported in U.S. dollars	(7.8)%	13.7%

*	Computed using a constant exchange rate each period.
2009 and 2008 Comparison
     Premiums and other considerations declined due to lower credit life premium revenues in Europe, the sale of the Brazil operations in 2008 and lower fee income related to investment-linked products. Net investment income increased significantly in 2009 compared to 2008 due to policyholder trading gains which increased $10.8 billion, higher partnership and mutual fund returns and trading gains in the U.K. Policyholder trading gains (losses) are offset by a change in policyholder benefits and claims incurred. The decrease in policy acquisition and other expenses resulted from lower new business sales.
     Pre-tax income before net realized capital losses for Foreign Life Insurance & Retirement Services declined in 2009 compared to 2008 primarily due to the following:
•	a $134 million loss recognition charge related to the Philippine operations;

•	actuarial charges related to unlocking of assumptions and changes in estimates of $111 million in 2009 primarily due to higher than anticipated surrenders related to a certain product in Korea, compared to a benefit of $51 million in 2008;

•	lower assets under management in investment-linked and retirement services portfolios in the U.K., Japan and Asia;

•	lower investment margins due to de-risking activities and higher short-term liquidity in certain businesses;

•	lower pre-tax income of $276 million related to the sale of the Brazil operations on November 30, 2008;

•	actuarial charges in 2009 of $91 million for changes in estimate related to the ongoing project to increase standardization of AIG’s actuarial systems and processes compared to a benefit of $154 million in 2008;

•	higher expenses due to restructuring activities, including a $91 million impairment of capitalized costs in Japan related to the decision to terminate the previously planned merger of AIG Star Life and AIG Edison Life; and

•	a charge of $58 million in 2009 related to a security breach with respect to policyholder data in Japan.
     These declines were partially offset by the following:
•	partnership and mutual fund income, net of policyholder trading gains and policyholder participating share, of $102 million in 2009 compared to losses of $496 million in 2008;

•	losses of $2 million in 2009 related to trading gains (losses) and change in benefit reserves associated with investment-oriented products in the U.K. compared to losses of $413 million in 2008; and

•	DAC and SIA benefits related to Net realized capital gains (losses) of $371 million in 2009 compared to benefits of $132 million in 2008.
     Pre-tax income for Foreign Life Insurance & Retirement Services in 2009 reflected a decline in net realized capital losses compared to 2008 due principally to a significant decline in other-than-temporary impairments.
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American International Group, Inc., and Subsidiaries
2008 and 2007 Comparison
     Premiums and other considerations increased primarily due to growth in new business related to life insurance products in Japan and Korea, as well as group credit life sales in Europe. Net investment income declined in 2008 compared to 2007 largely due to policyholder trading losses of $6.8 billion in 2008 compared to gains of $2.9 billion in 2007. The increase in policy acquisition and other expenses was due to higher DAC amortization related to higher surrender benefits as a result of the implementation of the new fair value option accounting standard in 2008, benefits related to actuarial adjustments in 2007 and the effect of foreign exchange.
     Pre-tax income before net realized capital gains (losses) for Foreign Life Insurance & Retirement Services declined in 2008 compared to 2007 primarily due to the following:
•	higher losses of $262 million on certain investment-oriented products in the U.K. due to mark-to-market trading losses partially offset by a positive change in benefit reserves resulting from changes to the Premier Access Bond product following significant surrender activity as a result of the AIG liquidity issues in mid-September of 2008;

•	higher benefit costs, net of related DAC unlocking, of $106 million principally related to volatility in the Japanese equity market and declines in interest rates; and

•	the project to increase standardization of AIG’s actuarial systems and processes throughout the world which resulted in a favorable effect on pre-tax income of $154 million for 2008 compared to a charge of $39 million in 2007.
     Partially offsetting these items were the following:
•	the effect of growth in the underlying business in force and the positive effect of foreign exchange;

•	remediation related charges of $101 million in 2007; and

•	additional claims expense in 2007 of $67 million related to an industry-wide regulatory claims review in Japan.
     The pre-tax loss for Foreign Life Insurance & Retirement Services in 2008 reflected higher net realized capital losses compared to 2007 due principally to significant other-than-temporary impairments in 2008.
Foreign Life Insurance & Retirement Services Sales and Deposits*
The following table summarizes first year premium, single premium and annuity deposits for Foreign Life Insurance & Retirement Services:

				Percentage Increase (Decrease)
				2009 vs 2008		2008 vs 2007
Years Ended
December 31,					Original		Original
(in millions)	2009	2008	2007	U.S. $	Currency	U.S. $	Currency

First year premium	$3,711	$4,231	$4,182	(12)%	(10)%	1%	(2)%
Single premium	2,629	10,468	15,001	(75)	(73)	(30)	(31)
Annuity deposits	2,504	17,238	19,092	(85)	(85)	(10)	(11)

*	Excludes divested operations.
2009 and 2008 Comparison
     First year premium sales in 2009 decreased compared to 2008 primarily due to decreases in life insurance and personal accident sales which were partially offset by higher group products sales. Life insurance sales of investment-linked products in Asia were adversely affected by equity market performance and the negative effect of foreign exchange translation. Life insurance sales in Japan increased as a result of sales incentives and the positive effect of foreign exchange translation while personal accident sales declined. Group product sales increased primarily due to large group cases in Australia.
AIG 2009 Form 10-K            110

American International Group, Inc., and Subsidiaries
     Single premium sales in 2009 decreased significantly compared to 2008 primarily due to lower sales of the guaranteed income bond product in the U.K. resulting from poor market conditions and the effect of the adverse AIG publicity. In Japan, single premium sales declined primarily due to the temporary suspension of sales by banks of AIG products. Single premium sales also decreased in Asia reflecting customers concerns about equity markets performance earlier in the year.
     Annuity deposits decreased significantly in 2009 compared to 2008 primarily due to the decline in individual variable annuity deposits in the U.K. and individual fixed annuity deposits in Japan. Investment-linked deposits in the U.K. decreased significantly in 2009 resulting from declines in the U.K. Premier Access Bond product following significant surrender activity as a result of AIG events. Adverse AIG publicity and the uncertainty of AIG’s Japan life operations restructuring continued to negatively affect deposits in Japan during 2009 due to the suspension of sales by banks of AIG products.
2008 and 2007 Comparison
     First year premium sales in 2008 improved slightly compared to 2007 primarily due to increases in group product sales, particularly in Japan, Australia and the Middle East, partially offset by decreases in life insurance and personal accident sales. In Japan, life insurance sales were lower due to reduced levels of increasing term sales and lower sales in the fourth quarter of 2008 related to negative publicity regarding AIG. Also in Japan, personal accident sales declined in the direct marketing distribution channel due to lower response rates resulting from market saturation.
     Single premium sales in 2008 declined compared to 2007 primarily due to lower sales of the guaranteed income bond product in the U.K. which fell as customers shifted to variable annuity products during the first three quarters of 2008 and then were significantly negatively affected in the fourth quarter by negative publicity regarding AIG. Single premium sales in Asia also dropped as customers became concerned about declining equity markets, particularly in Hong Kong, Singapore and China.
     Annuity deposits decreased in 2008 compared to 2007 as the decline in individual variable annuity deposits more than offset the increase in individual fixed annuity deposits. Investment-linked deposits in the U.K. decreased significantly in the fourth quarter of 2008 due to negative publicity regarding AIG. In Japan, individual fixed annuity deposits increased in 2008 compared to 2007 due primarily to a favorable exchange rate environment for non-yen denominated products. However, negative publicity regarding AIG and the planned disposition of AIG’s Japan life operations negatively affected deposits in the fourth quarter of 2008 as banks suspended the distribution of AIG products.
Financial Services Operations
     AIG’s Financial Services subsidiaries engage in diversified activities including aircraft leasing, capital markets, and consumer finance and insurance premium finance. Together, the Aircraft Leasing, Capital Markets and Consumer Finance operations generate the majority of the revenues produced by the Financial Services operations.
Aircraft Leasing
     AIG’s Aircraft Leasing operations are the operations of ILFC, which generates its revenues primarily from leasing new and used commercial jet aircraft to foreign and domestic airlines. Revenues also result from the remarketing of commercial jet aircraft for ILFC’s own account, and remarketing and fleet management services for airlines and other aircraft fleet owners.
Capital Markets
     Capital Markets represents the operations of AIGFP, which engaged as principal in a wide variety of financial transactions, including standard and customized financial products involving commodities, credit, currencies, energy, equities and interest rates. AIGFP also invests in a diversified portfolio of securities and engaged in borrowing activities that involve issuing standard and structured notes and other securities and entering into GIAs. Given the extreme market conditions experienced in 2008, downgrades of AIG’s credit ratings by the rating agencies and AIG’s
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American International Group, Inc., and Subsidiaries
intent to refocus on its core businesses, in late 2008 AIGFP began to unwind its businesses and portfolios, including those associated with credit protection written through credit default swaps on super senior risk tranches of diversified pools of loans and debt securities.
     Historically, AIG’s Capital Markets operations derived a significant portion of their revenues from hedged financial positions entered into in connection with counterparty transactions. AIGFP has also participated as a dealer in a wide variety of financial derivatives transactions. Revenues and pre-tax income of the Capital Markets operations and the percentage change in these amounts for any given period are significantly affected by changes in the fair value of AIGFP’s assets and liabilities and by the number, size and profitability of transactions entered into during that period relative to those entered into during the comparative period.
Consumer Finance
     AIG’s Consumer Finance operations in North America are principally conducted through AGF. AGF derives most of its revenues from finance charges assessed on real estate loans, secured and unsecured non-real estate loans and retail sales finance receivables.
     AIG’s foreign consumer finance operations are principally conducted through AIGCFG. AIGCFG operates primarily in emerging and developing markets. At December 31, 2009, AIGCFG had operations in Argentina, Poland, Taiwan, India and Colombia. During 2009 and through February 17, 2010, AIG has completed the sale of the AIGCFG operations in China, Thailand, the Philippines, Mexico, Hong Kong, Brazil, Russia and Taiwan. AIG has also entered into contracts to sell the AIGCFG operations in Argentina, Colombia and Poland.
Financial Services Results
Financial Services results were as follows:

Years Ended				Percentage Increase/ (Decrease)
December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Revenues:
Aircraft Leasing	$5,288	$5,075	$4,694	4%	8%
Capital Markets	662	(40,333)	(9,979)	-	-
Consumer Finance	3,096	3,849	3,655	(20)	5
Other, including intercompany adjustments	530	314	321	69	(2)

Total	$9,576	$(31,095)	$(1,309)	-%	-%

Pre-tax income (loss):
Aircraft Leasing	$1,385	$1,116	$873	24%	28%
Capital Markets	180	(40,471)	(10,557)	-	-
Consumer Finance	(985)	(1,261)	171	-	-
Other, including intercompany adjustments	(63)	(205)	(2)	-	-

Total	$517	$(40,821)	$(9,515)	-%	-%

2009 and 2008 Comparison
     Financial Services reported pre-tax income in 2009 compared to a very significant pre-tax loss in 2008 primarily due to the following:
•	AIGFP reported unrealized market valuation gains related to its super senior credit default swap portfolios of $1.4 billion in 2009 and unrealized market valuation losses of $28.6 billion in 2008. The operating results in 2009 and 2008 include net gains of $2.8 billion and net losses of $9.3 billion, respectively, representing the effect of changes in credit spreads on the valuation of AIGFP’s assets and liabilities, including credit valuation adjustment gains of $52 million and $185 million, respectively, reflected in Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio. Interest expense on intercompany borrowings and
AIG 2009 Form 10-K            112

American International Group, Inc., and Subsidiaries
the effect on operating results related to the continued wind-down of AIGFP’s portfolios in 2009 partially offset the unrealized market valuation gains related to AIGFP’s credit default swap portfolios and the gains related to the effect of changes in credit spreads on the valuation of AIGFP’s assets and liabilities.

•	ILFC pre-tax income increased 24 percent or $269 million in 2009 compared to 2008. Rental revenues increased $332 million and interest expense decreased $212 million in 2009 compared to 2008. The rental revenues increase was driven to a large extent by a larger aircraft fleet and the interest expense decrease resulted from lower composite borrowing rates. These results were partially offset by higher depreciation expense and provision for overhauls, lower flight equipment marketing revenue, and aircraft impairment charges in 2009 of $51 million.

•	Consumer Finance operations reported a decrease in pre-tax losses in 2009 compared to 2008 primarily due to goodwill impairment charges recorded in 2008 for AGF and AIGCFG of $341 million and $343 million, respectively. Partially offsetting this benefit was an increase in AGF’s pre-tax loss in 2009 compared to 2008, primarily due to lower finance charges and other revenues reflecting losses on the sales of real estate portfolios as part of AGF’s liquidity management efforts and higher provision for finance receivable losses resulting from higher levels of delinquencies on AGF’s finance receivable portfolio and higher net charge-offs. This increase in pre-tax loss was partially offset by AGF’s lower operating expenses and interest expense. AGF’s operating expenses declined in 2009 compared to 2008 primarily due to the write-down of AGF’s goodwill in 2008, the decision to cease its wholesale originations in 2008 and the closing of 442 AGF branch offices in 2008 and 2009 combined.
2008 and 2007 Comparison
     Financial Services reported increased pre-tax losses in 2008 and 2007 primarily due to the following:
•	AIGFP’s unrealized market valuation losses related to its super senior credit default swap portfolios of $28.6 billion and $11.5 billion in 2008 and 2007, respectively. AIGFP also recorded pre-tax losses of $9.3 billion in 2008 representing the effect of changes in credit spreads on the valuation of AIGFP’s assets and liabilities, including $185 million of gains reflected in the unrealized market valuation loss on the super senior credit default swaps.

•	AGF’s pre-tax income declined in 2008 compared to 2007 primarily due to increases in the provision for finance receivable losses of $674 million resulting from increases to the allowance for finance receivable losses in response to the higher levels of delinquencies on AGF’s finance receivable portfolio, higher net charge-offs, and a goodwill impairment charge of $341 million. As of December 31, 2008, AGF reclassified $1.0 billion of real estate loans to be held for sale due to management’s change in intent to hold these receivables. Based on negotiations with prospective purchasers, AGF determined that a write-down of $27 million was necessary to reduce the carrying value of these loans to net realizable value. The sales of these loans were completed in February 2009.

•	AIGCFG also recorded a goodwill impairment charge of $343 million in 2008.

•	ILFC generated strong pre-tax income growth in 2008 compared to 2007, driven to a large extent by a larger aircraft fleet, higher lease rates and lower composite borrowing rates.

•	The net loss in the Other reporting unit resulted primarily from the change in fair value of interest rate swaps on economically hedged exposures.
Capital Markets Results
2009 and 2008 Comparison
     AIGFP reported a pre-tax gain in 2009 compared to a very significant pre-tax loss in 2008 primarily due to a market valuation gain in 2009 compared to a loss in 2008 on its super senior credit default swap portfolio. AIGFP’s results also reflect the effects of its wind-down activities. The net pre-tax results were also affected by efforts initiated during
113            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
the first half of 2008 to preserve liquidity. As a result of AIG’s intention to refocus on its core business, AIGFP began unwinding its businesses and portfolios. For a further discussion, see Executive Overview — 2010 Business Outlook — Financial Services — Capital Markets.
     AIGFP recognized an unrealized market valuation gain of $1.4 billion in 2009 compared to an unrealized market valuation loss of $28.6 billion in 2008, representing the change in fair value of its super senior credit default swap portfolio. The principal components of the valuation gains and losses recognized were as follows:
•	AIGFP recognized an unrealized market valuation gain of $1.9 billion in 2009 with respect to CDS transactions in the corporate arbitrage portfolio, compared to an unrealized market valuation loss of $2.3 billion in 2008. During 2009, the valuation of these contracts benefited from the narrowing of corporate credit spreads, while these spreads widened dramatically during 2008.

•	AIGFP recognized an unrealized market valuation loss of $669 million in 2009 with respect to CDS transactions written on multi-sector CDOs, compared to unrealized market valuation losses of $25.7 billion in 2008. The decrease in the unrealized market valuation loss on this portfolio was largely due to the substantial decline in outstanding net notional amount resulting from the termination of CDS contracts in the fourth quarter of 2008 in connection with the ML III transaction.

•	During the fourth quarter of 2009, one counterparty notified AIG that it will not terminate early two of its prime residential mortgage transactions. With respect to these two transactions, the counterparty no longer has any rights to terminate the transactions early and is required to pay AIG fees on the original notional amounts reduced only by realized losses through the final maturity. Because these two transactions have weighted average lives that are considerably less than their final legal maturities, there is value to AIG due to the counterparty paying its contractual fees beyond the date at which the net notional amounts have fully amortized through the final legal maturity date. As a result, an unrealized market valuation gain of $137 million was recorded in 2009. This gain was partially offset by losses on the mezzanine tranches of those same transactions.
     See Critical Accounting Estimates — Level 3 Assets and Liabilities — Valuation of Level 3 Assets and Liabilities for a discussion of AIGFP’s super senior credit default swap portfolio.
     During 2009, AIGFP:
•	recognized a gain of $240 million on credit default swap contracts referencing single-name exposures written on corporate, index and asset backed credits which are not included in the super senior credit default swap portfolio, compared to a net loss of $888 million in 2008;

•	incurred an additional charge of $198 million related to a transaction entered into in 2002 whereby AIGFP guaranteed obligations under leases of office space from a counterparty; and

•	incurred interest charges of $2.7 billion compared to $1.4 billion in 2008 relating to intercompany borrowings with AIG that are eliminated in consolidation.
     Historically, the most significant component of Capital Markets operating expenses was compensation. For 2009, compensation expense was approximately $98 million, or 19 percent of operating expenses. In addition, AIGFP recognized $153 million in expenses related to pre-existing retention plans and related asset impairment and other expenses. Due to the significant losses recognized by AIGFP during 2008, the entire amount of $563 million accrued under AIGFP’s various deferred compensation plans and special incentive plan was reversed in 2008. Total compensation expense in 2008 was $426 million including retention awards.
2008 and 2007 Comparison
     AIGFP’s pre-tax loss increased significantly in 2008 compared to 2007 primarily related to its super senior multi-sector CDO credit default swap portfolio and the effect of credit spreads on the valuation of its assets and liabilities. The 2008 net pre-tax loss was driven by the extreme market conditions experienced during 2008 and the effects of downgrades of AIG’s credit ratings by the rating agencies.
AIG 2009 Form 10-K            114

American International Group, Inc., and Subsidiaries
     AIG recognized an unrealized market valuation loss of $28.6 billion in 2008 compared to $11.5 billion in 2007, representing the change in fair value of its super senior credit default swap portfolio. The principal components of the loss recognized in 2008 were as follows:
•	Approximately $25.7 billion of the loss relates to derivatives written on the super senior tranches of multi-sector CDOs. The material decline in the fair value of these derivatives was caused by significant deterioration in the pricing and credit quality of RMBS, CMBS and CDO securities. Included in this amount is a loss of $4.3 billion with respect to the change in fair value of transactions outstanding at December 31, 2008 having a net notional amount of $12.6 billion. Also included in the unrealized market valuation losses on AIGFP’s super senior credit default swap portfolio are losses of approximately $995 million that were subsequently realized through payments to counterparties to acquire at par value the underlying CDO securities with fair values that were less than par. Further, included in the unrealized market valuation losses on AIGFP’s super senior credit default swap portfolio are losses of approximately $21.1 billion that were subsequently realized through the termination of contracts through the ML III transaction. See Note 6 to the Consolidated Financial Statements.

•	Approximately $2.3 billion relates to derivatives written as part of the corporate arbitrage portfolio. The decline in the fair value of these derivatives was caused by the continued significant widening in corporate credit spreads.

•	A total of $379 million relates to the decline in fair value of a transaction in the regulatory capital portfolio where AIGFP no longer believes the credit default swap is used by the counterparty to obtain regulatory capital relief.
     See Critical Accounting Estimates — Level 3 Assets and Liabilities — Valuation of Level 3 Assets and Liabilities and Note 6 to the Consolidated Financial Statements for a discussion of AIGFP’s super senior credit default swap portfolio.
     During 2008, AIGFP recognized a loss of $888 million on credit default swap contracts referencing single-name exposures written on corporate, index and asset backed credits, which are not included in the super senior credit default swap portfolio, compared to a net gain of $370 million in 2007.
The following table presents AIGFP’s credit valuation adjustment gains (losses) (excluding intercompany transactions):

(in millions)

Counterparty Credit		AIG’s Own Credit
Valuation Adjustment on Assets		Valuation Adjustment on Liabilities
Year Ended December 31, 2009
Bond trading securities	$2,095	Notes and bonds payable	$(163)
Loans and other assets	(48)	Hybrid financial instrument liabilities	(83)
Derivative assets	891	GIAs	172
		Other liabilities	(12)
		Derivative liabilities*	(64)

Increase in assets	$2,938	Increase in liabilities	$(150)

Net pre-tax increase to Other income	$2,788

Year Ended December 31, 2008
Bond trading securities	$(8,928)	Notes and bonds payable	$248
Loans and other assets	(61)	Hybrid financial instrument liabilities	646
Derivative assets	(1,667)	GIAs	(415)
		Other liabilities	55
		Derivative liabilities*	860

Decrease in assets	$(10,656)	Decrease in liabilities	$1,394

Net pre-tax decrease to Other income	$(9,262)

*	Includes super senior credit default swap portfolio
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American International Group, Inc., and Subsidiaries
     AIGFP’s pre-tax gain in 2009 includes a net gain of $2.8 billion representing the effect of changes in credit spreads on the valuation of AIGFP’s assets and liabilities, including $52 million of gains reflected in the unrealized market valuation gain on super senior credit default swaps. The gain in 2009 was primarily the result of tightening of spreads on asset-backed securities and CDOs, which represent a significant segment of AIGFP’s investment portfolio.
     AIGFP’s pre-tax loss for 2008 includes a loss of $9.3 billion representing the effect of changes in credit spreads on the valuation of AIGFP’s assets and liabilities, including $185 million of gains reflected in the unrealized market valuation loss on super senior credit default swaps. Historically, AIG’s credit spreads and those on AIGFP’s assets moved in a similar fashion. This relationship began to diverge during second quarter of 2008 and continued to diverge through the end of the year. While AIG’s credit spreads widened significantly during 2008, the credit spreads on the Asset-backed securities (ABS) and CDO products, which represent a significant portion of AIGFP’s investment portfolio, widened even more. The losses on AIGFP’s assets more than offset the net gain on its liabilities that was driven by the significant widening in AIG’s credit spreads. The net gain on AIGFP’s liabilities was reduced by the effect of posting collateral and the early terminations of GIAs, term notes and hybrid term notes. Included in the 2008 pre-tax loss is the transition amount of $291 million related to the adoption of new accounting standards on fair value measurements and fair value option for financial assets and financial liabilities.
Other Operations
     AIG’s Other operations includes results from Parent & Other operations, after allocations to AIG’s business segments and results from noncore businesses.
Parent & Other
     AIG’s Parent & Other operations consist primarily of interest expense, restructuring costs, expenses of corporate staff not attributable to specific reportable segments, expenses related to efforts to improve internal controls, corporate initiatives, certain compensation plan expenses, corporate level net realized capital gains and losses, certain litigation related charges and net gains and losses on sale of divested businesses.
Noncore Businesses
     Noncore businesses include results of certain businesses that have been divested or are being wound down or repositioned.
     In order to better align financial reporting with the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, beginning in 2009, the following changes were made:
•	results for Mortgage Guaranty, Transatlantic, 21st Century and HSB are now included in AIG’s Other operations category. These amounts were previously reported as part of General Insurance operations.

•	results for certain brokerage service, mutual fund, GIC and other asset management activities previously reported in the Asset Management segment are now included in Domestic Life Insurance & Retirement Services. The remaining Asset Management operations are now included in AIG’s Other operations category. See Capital Resources and Liquidity — AIG’s Strategy for Stabilization and Repayment of its Obligations — Asset Disposition Plan — Sales of Businesses and Specific Asset Dispositions for discussion of the sale of AIG’s investment advisory and third party institutional asset management business in 2009.

•	the equity income (loss) from certain equity method investments, which were previously included as part of AIG’s Other operations category are now included in General Insurance and Foreign Life Insurance & Retirement Services.
     Prior period amounts have been revised to conform to the current presentation for the above changes.
AIG 2009 Form 10-K              116

American International Group, Inc., and Subsidiaries
Other Results
     The pre-tax income of AIG’s Other operations was as follows:

Years Ended				Percentage Increase/ (Decrease)
December 31,
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Parent & Other:
Interest income	$2,923	$1,649	$50	77%	-%
Interest expense on FRBNY Credit Facility:
Accrued and compounding interest	(2,022)	(2,116)	-	-	-
Amortization of prepaid commitment asset	(8,359)	(9,279)	-	-	-

Total interest expense on FRBNY Credit Facility	(10,381)	(11,395)	-	-	-
Other interest expense	(2,198)	(1,940)	(1,223)	-	-
Unallocated corporate expenses	(1,149)	(967)	(649)	-	-
Restructuring expenses	(422)	(195)	-	-	-
Change in fair value of ML III*	(1,401)	(900)	-	-	-
Net realized capital gains (losses)	900	(1,218)	(265)	-	-
Net loss on sale of divested businesses	(1,271)	-	-	-	-
Other miscellaneous, net	464	(24)	25	-	-

Total Parent & Other	$(12,535)	$(14,990)	$(2,062)	-%	-%

Noncore businesses:
Mortgage Guaranty	$(1,688)	$(2,488)	$(641)	-%	-%
Other noncore insurance	220	(846)	921	-	-
Change in fair value of ML III*	1,820	-	-	-	-
Noncore Asset Management	(3,586)	(5,348)	83	-	-

Total Noncore businesses	$(3,234)	$(8,682)	$363	-%	-%

Total Other operations	$(15,769)	$(23,672)	$(1,699)	-%	-%

*	Parent & Other contributed its equity interest in ML III to an AIG subsidiary, reported above in Noncore businesses, during the second quarter of 2009.
Parent & Other
     Parent & Other pre-tax loss decreased in 2009 compared to 2008 primarily due to net realized capital gains in 2009 compared to losses in 2008, a decline in interest expense on the FRBNY Credit Facility and increased interest income in 2009 on intercompany loans, which is eliminated in consolidation. See Consolidated Results — Interest Expense herein for further discussion of the decline in interest expense. Additionally Parent & Other pre-tax loss in 2009 includes a decline in fair value of AIG’s equity interest in ML III, restructuring expenses, and net losses on sales of divested businesses. The increased pre-tax loss in 2008 compared to 2007 largely resulted from interest expense on the FRBNY Credit Facility.
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American International Group, Inc., and Subsidiaries
The following table summarizes the net loss on sale of divested businesses:

Years Ended December 31, 2009
(in millions)	Gain/(loss)

Transatlantic	$(497)
21st Century	(416)
Consumer Finance businesses	(375)
A.I. Credit	(287)
AIG Private Bank	111
AIG Life Canada	111
HSB	177
Other businesses	(95)

Total	$(1,271)

Noncore Businesses
Mortgage Guaranty
     The main business of the subsidiaries of UGC is the issuance of residential mortgage guaranty insurance, both domestically and internationally, that covers the first loss for credit defaults on high loan-to-value conventional first-lien mortgages for the purchase or refinance of one- to four-family residences.
     Mortgage Guaranty’s pre-tax loss for 2009 decreased compared to 2008. The decreased pre-tax loss reflects a decline in loss and loss expenses incurred of $394 million combined with a $483 million reduction in operating expenses as a result of the recognition of a premium deficiency reserve of $222 million in 2008 and the release of the entire $222 million premium deficiency reserve in 2009. Domestic first-lien and second-lien businesses reported pre-tax losses of $1.06 billion and $283 million respectively, for 2009 which were $72 million and $902 million, respectively, lower than 2008. These reductions in pre-tax losses reflect the declines in loss and loss expenses of $154 million for first liens and $443 million for second liens in addition to the release of the second-lien premium deficiency reserve in 2009. The improved operating results correspond with the relative slowing of declines in domestic housing values and, primarily in the case of second liens, the recognition of stop loss limits on certain policies. Domestic private student loans and international businesses pre-tax losses of $70 million and $261 million, respectively, for 2009 were $71 million and $104 million higher, respectively, than during 2008.
     Mortgage Guaranty pre-tax loss increased in 2008 compared to 2007 due to sharply declining housing values, increased mortgage foreclosures and the recognition of a premium deficiency reserve on the second-lien business. The domestic first-lien pre-tax loss increased by $1.0 billion in 2008 to $1.1 billion compared to 2007 while the second-lien pre-tax loss of $1.2 billion in 2008, which includes the recognition of a $222 million premium deficiency reserve, increased $656 million compared to 2007.
     During 2008, UGC tightened underwriting guidelines and increased premium rates for its first-lien business, ceased insuring new second-lien loans as of September 30, 2008 and during the fourth quarter of 2008 ceased insuring new private student loan business and suspended insuring new business throughout its European operations. All of these actions were in response to the worsening conditions in the global housing markets and resulted in a significant decline in new business written during the second half of 2008 and throughout 2009. This is reflected in 2009 new insurance written of $14 billion which was 61 percent below 2008 levels. Earned premiums during 2009 of $1.0 billion were 1 percent below 2008 earned premiums, reflecting the high level of persistency in the older books of business resulting from relatively consistent mortgage interest rates, tightening of refinancing requirements throughout the mortgage market and a weak domestic residential resale market.
     UGC, like other participants in the mortgage insurance industry, has made claims against various counterparties in relation to alleged underwriting failures, and received similar claims from counterparties. These claims and counterclaims allege breach of contract, breach of good faith and fraud among other allegations.
AIG 2009 Form 10-K             118

American International Group, Inc., and Subsidiaries
     In December 2009, UGC entered into two stock purchase agreements for the sale of its Canadian and Israel operations. The Israel transaction closed on January 21, 2010 and the Canadian transaction is expected to close during the first half of 2010.
     UGC’s domestic first-lien mortgage risk in force totaled $26.4 billion as of December 31, 2009 and the 60+ day delinquency ratio was 17.8 percent (based on number of policies, consistent with mortgage industry practice) compared to domestic first-lien mortgage risk in force of $27.1 billion and a delinquency ratio of 10.7 percent at December 31, 2008.
     The second-lien risk in force at December 31, 2009 totaled $2.5 billion compared to $2.9 billion of risk in force at December 31, 2008. Risk in force represents the full amount of second-lien loans insured reduced for contractual aggregate loss limits on certain pools of loans, usually 10 percent of the full amount of loans insured in each pool. Certain second-lien pools have reinstatement provisions.
Other Noncore Insurance Businesses
     Other noncore insurance businesses include the operating results of the following divested businesses through the date of their sale.
•	Transatlantic
      Transatlantic offers reinsurance capacity on both a treaty and facultative basis both in the U.S. and abroad. Transatlantic structures programs for a full range of property and casualty products with an emphasis on specialty risk.
      On June 10, 2009, AIG closed a secondary public offering of 29.9 million shares of Transatlantic common stock owned directly and indirectly by AIG for aggregate gross proceeds of $1.1 billion. At the close of the public offering, AIG indirectly retained 13.9 percent of the Transatlantic common stock issued and outstanding. As a result, AIG deconsolidated Transatlantic, which resulted in a $1.4 billion reduction in Noncontrolling interests, a component of Total equity.
•	21st Century
      On July 1, 2009, AIG closed the sale of 21st Century Insurance Group and the Agency Auto Division (excluding AIG Private Client Group).
•	HSB
      On March 31, 2009, AIG closed the sale of HSB, the parent company of the Hartford Steam Boiler Inspection and Insurance Company.
Change in Fair Value of ML III
     Gains in 2009 resulted from improvements in valuation, primarily resulting from the shortening of weighted average life from 10.9 years to 9.6 years, and the narrowing of credit spreads by approximately 100 basis points. Adversely affecting the fair value was the decrease in cash flows primarily due to an increase in projected credit losses in the underlying collateral securities.
Other Noncore Asset Management Operations
     AIG’s Noncore Asset Management operations include the results of the MIP program and Institutional Asset Management businesses.
     The revenues and pre-tax income (loss) for these operations are affected by the general conditions in the equity and credit markets. In addition, net realized gains and carried interest are contingent upon investment maturity levels and market conditions. In the Institutional Asset Management business, carried interest, computed in accordance with each fund’s governing agreement, is based on the investment’s performance over the life of each fund. Unrealized
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carried interest is recognized based on each fund’s performance as of the balance sheet date. Future fund performance may negatively affect previously recognized carried interest.
MIP Results
2009 and 2008 Comparison
     The MIP reported a lower pre-tax loss in 2009 compared to 2008 due to significantly lower other-than-temporary impairments on fixed maturity investments due primarily to the improved credit environment and the adoption of the new accounting standard on other-than-temporary impairments. Also contributing to the improvement were fair value gains on single name credit default swap investments offset by increased net fair value losses on foreign exchange and interest rate derivatives not qualifying for hedge accounting treatment.
     AIG enters into derivative arrangements to hedge the effect of changes in currency and interest rates associated with the fixed and floating rate and foreign currency denominated obligations issued under these programs. Some of these hedging relationships do not qualify for hedge accounting treatment and therefore create volatility in operating results despite being effective economic hedges. Further, the MIP invests in short single name credit default swaps in order to obtain unfunded credit exposure.
2008 and 2007 Comparison
     The MIP reported increased pre-tax losses in 2008 compared to 2007 due to significantly higher Net realized capital losses. The increase in Net realized capital losses for 2008 primarily consists of:
•	an increase in other-than-temporary impairment charges on fixed maturity securities;

•	higher net mark-to-market losses on interest rate and foreign exchange hedges not qualifying for hedge accounting treatment; and

•	higher net mark-to-market losses on credit default swap investments held by the MIP due to the widening of corporate credit spreads.
     Partially offsetting these declines were increased net foreign exchange gains on foreign denominated MIP liabilities.
Institutional Asset Management Results
2009 and 2008 Comparison
     Institutional Asset Management recognized an increased pre-tax loss in 2009 compared to 2008, primarily resulting from:
•	goodwill impairments in 2009 as substantially all of the operating unit’s goodwill was impaired in the third quarter of 2009. The third quarter 2009 assessment of the segment was negatively affected by a significant decline in the fair value of certain consolidated warehoused investments as well as the consideration of recent transaction activity. A total of $609 million in goodwill impairments was recorded in 2009, with $287 million offset in noncontrolling interests, which is not part of pre-tax income (loss);

•	impairments on proprietary real estate. Real estate impairments of $1.2 billion during 2009 were incurred in the direct investment portfolio as well as through real estate joint ventures as the global credit crisis has continued to put pressure on real estate values, occupancy rates and leasing activity. Approximately $182 million was included in noncontrolling interests, which is not part of pre-tax income (loss). This downward pressure has caused impairments across the portfolio. The availability of refinancing and required capital has caused management to reduce the estimated time period before sale for certain investments, resulting in impairments;

•	impairments on investments. Impairments of private equity investments originally acquired for warehouse purposes were driven by asset specific valuation considerations which were deemed to be other-than-temporary;
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•	a decline in unrealized carried interest revenues due to a decline in portfolio asset valuations as well as lower management fees on lower base assets under management. Unrealized carried interest revenues are impacted by asset valuation changes within the managed portfolio and typically move in tandem with the level of assets under management and related base management fees. Base management fees have declined from prior year periods due to lower average assets under management. The lower average asset base is a function of reduced asset values and client loss, which primarily occurred in the second half of 2008 and has since abated.
2008 and 2007 Comparison
     Institutional Asset Management recognized a pre-tax loss in 2008 compared to pre-tax income in 2007, primarily resulting from:
•	higher net equity losses and impairment charges of $321 million. Due to the global real estate market conditions, several of AIG Global Real Estate’s investments were deemed to be impaired, and several equity investments were written off during 2008. These impairments and write-offs totaled $269 million, of which $62 million is included in noncontrolling interest;

•	lower Net realized capital gains on real estate investments due to lower real estate asset sales;

•	lower carried interest revenues due to lower fund performance in 2008;

•	increased losses on warehouse investments driven by depressed market conditions; and

•	losses related to the wind down of securities lending activities and expenses associated with restructuring and divestment related activities.
     Included in the 2007 results was a $398 million gain related to the sale of a portion of AIG’s investment in The Blackstone Group, LP.
Critical Accounting Estimates
     The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. AIG considers its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, to be those relating to items considered by management in the determination of:
•	AIG’s ability to continue as a going concern;

•	liability for general insurance unpaid claims and claims adjustment expenses;

•	future policy benefits for life and accident and health contracts;

•	recoverability of DAC;

•	estimated gross profits for investment-oriented products;

•	the allowance for finance receivable losses;

•	flight equipment recoverability;

•	other-than-temporary impairments of investments;

•	goodwill impairment;

•	liability for legal contingencies;

•	estimates with respect to income taxes; and

•	fair value measurements of certain financial assets and liabilities, including credit default swaps and AIG’s investments in ML II and ML III (Maiden Lane Interests).
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     These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, AIG’s financial condition and results of operations would be directly affected.
     The major categories for which assumptions are developed and used to establish each critical accounting estimate are highlighted below.
AIG’s Ability to Continue as a Going Concern
     When assessing AIG’s ability to continue as a going concern, management must make judgments and estimates about the following:
•	the marketability of assets to be disposed of and the timing and amount of related cash proceeds to be used to repay indebtedness;

•	the planned sales of significant subsidiaries;

•	plans to raise new funds or refinance debt;

•	the commitment of the U.S. government to continue to work with AIG to maintain its ability to meet its obligations as they come due;

•	the retention of key employees;

•	projections of future profitability and the timing and amount of cash flows from operating activities;

•	the funding needs of regulated subsidiaries;

•	AIG’s ability to comply with debt covenants and its agreements with the Department of the Treasury and the Trust;

•	plans to restructure operations and reduce expenditures;

•	the effects of ratings agency actions on collateral requirements and other contractual conditions; and

•	the future regulatory, business, credit, and competitive environments in which AIG operates around the world.
     These factors, individually and collectively, will have a significant effect on AIG’s ability to generate sufficient cash to repay indebtedness as it becomes due and profitably operate its businesses as it executes its restructuring initiatives.
Liability for Unpaid Claims and Claims Adjustment Expenses (General Insurance):
•	Loss trend factors: used to establish expected loss ratios for subsequent accident years based on premium rate adequacy and the projected loss ratio with respect to prior accident years.

•	Expected loss ratios for the latest accident year: in this case, accident year 2009 for the year-end 2009 loss reserve analysis. For low-frequency, high-severity classes such as excess casualty, expected loss ratios generally are utilized for at least the three most recent accident years.

•	Loss development factors: used to project the reported losses for each accident year to an ultimate amount.

•	Reinsurance recoverable on unpaid losses: the expected recoveries from reinsurers on losses that have not yet been reported and/or settled.
     For discussion of sensitivity analysis on the reserve for unpaid claims and claims adjustment expenses, see Results of Operations — Segment Results — General Insurance Operations — Liability for Unpaid Claims and Claims Adjustment Expense.
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Future Policy Benefits for Life and Accident and Health Contracts (life insurance & retirement services companies):
•	Investment returns: which vary by geographical region, year of issuance and products.

•	Mortality, morbidity and surrender rates: based upon actual experience by geographical region modified to allow for variation in policy form, risk classification and distribution channel.
     Periodically, the net benefit reserves (policy benefit reserves less DAC) established for life insurance & retirement services companies are tested to ensure that, including consideration of future expected premium payments, they are adequate to provide for future policyholder benefit obligations. The assumptions used to perform the tests are current best-estimate assumptions as to policyholder mortality, morbidity, terminations, company maintenance expenses and invested asset returns. For long duration traditional business, a “lock-in” principle applies, whereby the assumptions used to calculate the benefit reserves and DAC are set when a policy is issued and do not change with changes in actual experience. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions. For business in force outside of North America, 45 percent of total policyholder benefit liabilities at December 31, 2009 resulted from traditional business where the lock-in principle applies. In most foreign locations, various guarantees are embedded in policies in force that may remain applicable for many decades into the future.
     As experience changes over time, the best-estimate assumptions are updated to reflect observed changes. Because of the long-term nature of many of AIG’s liabilities subject to the lock-in principle, small changes in certain of the assumptions may cause large changes in the degree of reserve adequacy. In particular, changes in estimates of future invested asset return assumptions have a large effect on the degree of reserve adequacy.
Deferred Policy Acquisition Costs (life insurance & retirement services companies):
•	Recoverability: based on current and future expected profitability, which is affected by interest rates, foreign exchange rates, mortality/morbidity experience, expenses, investment returns and policy persistency.
Deferred Policy Acquisition Costs (General Insurance):
•	Recoverability: based upon the current terms and profitability of the underlying insurance contracts.
Estimated Gross Profits for Investment-Oriented Products (life insurance & retirement services companies):
•	Estimated gross profits: to be realized over the estimated duration of the contracts (investment-oriented products), which affect the carrying value of DAC, unearned revenue liability, SIAs and associated amortization patterns. Estimated gross profits include investment income and gains and losses on investments less required interest, actual mortality and other expenses.
Allowance for Finance Receivable Losses (Financial Services):
•	Historical defaults and delinquency experience: utilizing factors, such as delinquency ratio, allowance ratio, charge-off ratio and charge-off coverage.

•	Portfolio characteristics: portfolio composition and consideration of the recent changes to underwriting criteria and portfolio seasoning.

•	External factors: consideration of current economic conditions, including levels of unemployment and personal bankruptcies.

•	Migration analysis: empirical technique measuring historical movement of similar finance receivables through various levels of repayment, delinquency, and loss categories to existing finance receivable pools.
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Flight Equipment Recoverability (Financial Services):
•	Expected undiscounted future net cash flows: based upon current lease rates, projected future lease rates and lease periods and estimated residual or sales values of each aircraft based on expectations regarding the use of the aircraft and market participants.
Other-Than-Temporary Impairments:
     At each balance sheet date, AIG evaluates its available for sale securities holdings with unrealized losses. Prior to April 1, 2009, these reviews were conducted pursuant to accounting standards that were amended on April 1, 2009. See Note 6 to the Consolidated Financial Statements for a discussion of AIG’s process for evaluating other-than-temporary impairments under these prior accounting standards.
     In April 2009, the Financial Accounting Standards Board issued a new accounting standard addressing recognition and presentation of other-than-temporary impairments, which amended the other-than-temporary impairment model for fixed maturity securities and requires additional disclosures. The impairment model for equity securities was not affected. See Note 1 to the Consolidated Financial Statements for additional discussion on the new other-than-temporary impairments accounting standard.
     In connection with AIG’s adoption of the new other-than-temporary impairments accounting standard on April 1, 2009, AIG changed its process for determining other-than-temporary impairments with respect to available for sale fixed maturity securities. If AIG intends to sell a fixed maturity security or it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.
     For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Additional fair value decline below recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income (loss)) because this is considered a non-credit impairment.
     When assessing AIG’s intent to sell a fixed maturity security, or if it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition AIG’s investment portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.
     See the discussion in Note 6 to the Consolidated Financial Statements for additional information on the methodology and significant inputs, by security type, which AIG uses to determine the amount of a credit loss.
     AIG continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:
•	Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

•	The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	AIG may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.
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     The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline for which AIG could not reasonably assert that the impairment period would be temporary (severity losses).
     In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, generally AIG prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.
     For further discussion, see Note 6 to the Consolidated Financial Statements.
Goodwill Impairment:
     Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually or more frequently if circumstances indicate impairment may have occurred. AIG performed goodwill impairment testing at December 31, 2009.
     The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured (if any) and recorded. Impairment is tested at the reporting unit level.
     Management initially assesses the potential for impairment by estimating the fair value of each of AIG’s reporting units and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit’s fair value may be based on one or a combination of approaches including market-based earning multiples of the unit’s peer companies, discounted expected future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test. As part of the impairment test, management compares the sum of the estimated fair values of all of AIG’s reporting units with AIG’s market capitalization as a basis for concluding on the reasonableness of the estimated reporting unit fair values.
     If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of goodwill over the estimated fair value of the goodwill. The estimated fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit’s assets and liabilities in a hypothetical business combination. An impairment charge is recognized in earnings to the extent of the excess.
     Management observed a narrowing of the fair value over the carrying value of the Foreign Life Insurance & Retirement Services — Japan & Other reporting unit during the fourth quarter of 2009. Fair value exceeded book value at December 31, 2009, therefore the goodwill of this reporting unit was considered not impaired. The fair value of this reporting unit is sensitive to the discount rate assumption used in estimating fair value. A significant increase in the discount rate could have resulted in a potential impairment. AIG will continue to monitor overall competitive, business and economic conditions, and other events or circumstances that might result in an impairment of goodwill in the future.
Liability for Legal Contingencies:
     AIG estimates and records a liability for potential losses that may arise from litigation and regulatory proceedings to the extent such losses are probable and can be estimated. Determining a reasonable estimate of the amount of such losses requires significant management judgment. In many such proceedings, it is not possible to determine whether a liability has been incurred or to estimate the ultimate or minimum amount of that liability until the matter is close to resolution. In view of the inherent difficulty of predicting the outcome of such matters, particularly in cases in which claimants seek substantial or indeterminate damages, AIG often cannot predict the outcome or estimate the eventual loss or range of loss related to such matters.
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Valuation Allowance on Deferred Tax Assets:
     At December 31, 2009 and December 31, 2008, AIG recorded net deferred tax assets after valuation allowances of $5.9 billion and $11 billion, respectively. A valuation allowance is established, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Realization of AIG’s net deferred tax asset depends upon its ability to generate sufficient earnings from transactions expected to be completed in the near future and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets, but does not depend on projected future operating income.
     When making its assessment about the realization of its deferred tax assets at December 31, 2009, AIG considered all available evidence, including:
•	the nature, frequency, and severity of current and cumulative financial reporting losses;

•	transactions completed including the AIA and ALICO SPV transactions on December 1, 2009 and the sale of Otemachi building in Tokyo, and transactions expected to be completed in the near future;

•	the carryforward periods for the net operating and capital loss and foreign tax credit carryforwards; and

•	tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.
     Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require AIG to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to AIG’s consolidated financial condition or its results of operations for an individual reporting period.
U.S. Income Taxes on Earnings of Certain Foreign Subsidiaries:
     Due to the complexity of the U.S. federal income tax laws involved in determining the amount of income taxes incurred on potential dispositions, as well as AIG’s reliance on reasonable assumptions and estimates in calculating this liability, AIG considers the U.S. federal income taxes accrued on the earnings of certain foreign subsidiaries to be a critical accounting estimate.
Fair Value Measurements of Certain Financial Assets and Liabilities:
Overview
     AIG measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, certain mortgage and other loans receivable, derivative assets and liabilities, securities purchased/sold under agreements to resell/repurchase, securities lending invested collateral, non-traded equity investments and certain private limited partnerships and certain hedge funds included in other invested assets, certain short-term investments, separate and variable account assets, certain policyholder contract deposits, securities and spot commodities sold but not yet purchased, certain trust deposits and deposits due to banks and other depositors, certain CPFF borrowings, certain long-term debt, and certain hybrid financial instruments included in Other liabilities. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.
     The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of
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factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.
     AIG management is responsible for the determination of the value of the financial assets and financial liabilities carried at fair value and the supporting methodologies and assumptions. With respect to securities, AIG employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When AIG’s valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.
     Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted internal valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, interest rate yield curves, credit spreads, currency rates, and other market-observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.
     AIG employs specific control processes to determine the reasonableness of the fair values of AIG’s financial assets and financial liabilities. AIG’s processes are designed to ensure that the values received or internally estimated are accurately recorded and that the data inputs and the valuation techniques utilized are appropriate, consistently applied, and that the assumptions are reasonable and consistent with the objective of determining fair value. AIG assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, AIG may validate the reasonableness of fair values by comparing information obtained from AIG’s valuation service providers to other third-party valuation sources for selected securities. AIG also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.
The following table presents the fair value of fixed income and equity securities by source of value determination:

At December 31, 2009	Fair	Percent
(in billions)	Value	of Total

Fair value based on external sources(a)	$388	93%
Fair value based on internal sources	27	7

Total fixed income and equity securities(b)	$415	100%

(a)	Includes $29.6 billion whose primary source is broker quotes.

(b)	Includes available for sale, trading and securities lending invested collateral securities.
     See Note 5 to the Consolidated Financial Statements for more detailed information about AIG’s accounting policy for the incorporation of credit risk in fair value measurements and the measurement of fair value of financial assets and financial liabilities.
Level 3 Assets and Liabilities
     Assets and liabilities recorded at fair value in the Consolidated Balance Sheet are classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of inputs available in the marketplace used to measure the fair value. See Note 5 to the Consolidated Financial Statements for additional information about fair value measurements.
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     At December 31, 2009, AIG classified $38.9 billion and $13.9 billion of assets and liabilities, respectively, measured at fair value on a recurring basis as Level 3. This represented 4.6 percent and 1.9 percent of the total assets and liabilities, respectively, at December 31, 2009. At December 31, 2008, AIG classified $42.1 billion and $21.1 billion of assets and liabilities, respectively, measured at fair value on a recurring basis as Level 3. This represented 4.9 percent and 2.6 percent of the total assets and liabilities, respectively, at December 31, 2008. Level 3 fair value measurements are based on valuation techniques that use at least one significant input that is unobservable. These measurements are made under circumstances in which there is little, if any, market activity for the asset or liability. AIG’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment.
     In making the assessment, AIG considers factors specific to the asset or liability. In certain cases, the inputs used to measure fair value of an asset or a liability may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety is classified is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Valuation of Level 3 Assets and Liabilities
     AIG values its assets and liabilities classified as Level 3 using judgment and valuation models or other pricing techniques that require a variety of inputs including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs, some of which may be unobservable. The following paragraphs describe the methods AIG uses to measure on a recurring basis the fair value of the major classes of assets and liabilities classified in Level 3.
     Private equity and real estate fund investments: These assets initially are valued at the transaction price, i.e., the price paid to acquire the asset. Subsequently, they are measured based on net asset value using information provided by the general partner or manager of these investments, the accounts of which generally are audited on an annual basis. AIG considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.
     Corporate bonds and private placement debt: These assets initially are valued at the transaction price. Subsequently, they are valued using market data for similar instruments (e.g., recent transactions, bond spreads or credit default swap spreads). When observable price quotations are not available, fair value is determined based on cash flow models using yield curves observed from indices or credit default swap spreads.
     Certain RMBS and CMBS: These assets initially are valued at the transaction price. Subsequently, they may be valued by comparison to transactions in instruments with similar collateral and risk profiles considering remittances received and updated cumulative loss data on underlying obligations, or discounted cash flow techniques.
     Certain ABS — non-mortgage: These assets initially are valued at the transaction price. Subsequently, they may be valued based on external price/spread data. When position-specific external price data are not observable, the valuation is based on prices of comparable securities.
     CDOs: These assets initially are valued at the transaction price. Subsequently, they are valued based on external price/spread data from independent third parties, dealer quotations, matrix pricing, the Binomial Expansion Technique (BET) model or a combination of these methods.
     Interests in the Maiden Lane Interests: At their inception, ML II and ML III were valued at the transaction prices of $1 billion and $5 billion, respectively. Subsequently, Maiden Lane Interests are valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the Maiden Lane Interests are entitled and the discount rates applicable to such interests as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with AIG’s interests in the capital structure of the respective entities. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.
     The fair value methodology used assumes that the underlying collateral in the Maiden Lane Interests will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets
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of the Maiden Lane Interests. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly from the amounts reported.
     As of December 31, 2009, AIG expected to receive cash flows (undiscounted) in excess of AIG’s initial investment, and any accrued interest, in the Maiden Lane interests over the remaining life of the investments after repayment of the first priority obligations owed to the FRBNY. AIG’s cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair values of the Maiden Lane Interests are most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.
     The benchmark London Interbank Offered Rate (LIBOR) interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Maiden Lane Interests (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.
     Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries, and prepayments on underlying loans.
Changes in the discount rate or the estimated future cash flows used in the valuation would alter AIG’s estimate of the fair value of the Maiden Lane Interests as shown in the table below.

December 31, 2009	Fair Value Change
(in millions)	Maiden Lane II	Maiden Lane III

Discount Rates:
200 basis point increase	$(75)	$(593)
200 basis point decrease	84	695
400 basis point increase	(142)	(1,101)
400 basis point decrease	179	1,514

Estimated Future Cash Flows:
10% increase	284	791
10% decrease	(282)	(779)
20% increase	565	1,580
20% decrease	(540)	(1,526)

     AIG believes that the ranges of discount rates used in these analyses are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair values of the Maiden Lane Interests are likely to vary, perhaps materially, from the amount estimated.
     AIGFP’s Super Senior Credit Default Swap Portfolio: AIGFP wrote credit protection on the super senior risk layer of collateralized loan obligations (CLOs), multi-sector CDOs and diversified portfolios of corporate debt, and prime residential mortgages. In these transactions, AIGFP is at risk of credit performance on the super senior risk layer related to such assets. To a lesser extent, AIGFP also wrote protection on tranches below the super senior risk layer, primarily in respect of regulatory capital relief transactions.
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The following table presents the net notional amount, fair value of derivative (asset) liability and unrealized market valuation gain (loss) of the AIGFP super senior credit default swap portfolio, including credit default swaps written on mezzanine tranches of certain regulatory capital relief transactions, by asset class:

			Fair Value		Unrealized Market
			of Derivative (Asset)		Valuation Gain (Loss)
	Net Notional Amount		Liability at		Year Ended
	December 31,		December 31,		December 31,
(in millions)	2009(a)(b)	2008(a)	2009(b)(c)(d)	2008(c)(d)	2009(d)	2008(d)

Regulatory Capital:
Corporate loans(e)(f)	$55,010	$125,628	$-	$-	$-	$-
Prime residential mortgages(g)	93,276	107,246	(137)	-	137	-
Other(e)(f)	1,760	1,575	21	379	35	(379)

Total	150,046	234,449	(116)	379	172	(379)

Arbitrage:
Multi-sector CDOs(h)(i)	7,926	12,556	4,418	5,906	(669)	(25,700)
Corporate debt/CLOs(j)	22,076	50,495	309	2,554	1,863	(2,328)

Total	30,002	63,051	4,727	8,460	1,194	(28,028)

Mezzanine tranches(f)(k)	3,478	4,701	143	195	52	(195)

Total	$183,526	$302,201	$4,754	$9,034	$1,418	$(28,602)

(a)	Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)	During 2009, AIGFP terminated certain super senior CDS transactions with its counterparties with a net notional amount of $14.0 billion, comprised of $1.5 billion in Regulatory Capital — Other, $3.0 billion in Multi-sector CDO and $9.5 billion in Corporate debt/CLOs. These transactions were terminated at approximately their fair value at the time of the termination. As a result, a $2.7 billion loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. During 2009, AIGFP also extinguished its obligation with respect to a Multi-sector CDO by purchasing the protected CDO security for $496 million, its principal amount outstanding related to this obligation. Upon purchase, the CDO security was included in the available for sale portfolio at fair value.

(c)	Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(d)	Includes credit valuation adjustment gains of $52 million and $185 million in 2009 and 2008, respectively, representing the effect of changes in AIG’s credit spreads on the valuation of the derivatives liabilities.

(e)	During 2009, AIGFP reclassified one regulatory capital CDS transaction from Regulatory Capital — Corporate loans to Regulatory Capital — Other, given the understanding that the counterparty no longer receives regulatory capital benefits.

(f)	During 2009, AIGFP reclassified two mezzanine trades having net notional amounts of $462 million and $240 million, respectively, into Regulatory Capital — Corporate loans and Regulatory Capital — Other, respectively, after determining that the trades were not stand-alone but rather part of the related regulatory capital trades. The effect on unrealized market valuation gain (loss) was not significant.

(g)	During the fourth quarter of 2009, one counterparty notified AIG that it would not terminate early two of its prime residential mortgage transactions with a combined net notional amount of $32.8 billion that were expected to be terminated in the first quarter of 2010. With respect to these transactions, the counterparty no longer has any rights to terminate the transactions prior to maturity and is required to pay AIG fees on the original notional amounts reduced only by realized losses through the final contractual maturity. Since the two transactions have weighted average lives that are considerably less than their final contractual maturities, there is a value to AIGFP representing counterparty contractual fees to be received beyond the date at which the net notional amounts have fully amortized through the final contractual maturity date. As a result, the fair value of these two transactions as of December 31, 2009 is a derivative asset of $137 million.

(h)	Includes $6.3 billion and $9.7 billion in net notional amount of credit default swaps written with cash settlement provisions at December 31, 2009 and 2008, respectively.

(i)	During the fourth quarter of 2008, AIGFP terminated the majority of the CDS transactions written on multi-sector CDOs in connection with the ML III transaction.

(j)	Includes $1.4 billion and $1.5 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs as of December 31, 2009 and 2008, respectively.

(k)	Net of offsetting purchased CDS of $1.5 billion and $2.0 billion in net notional amount at December 31, 2009 and 2008, respectively.
AIG 2009 Form 10-K            130

American International Group, Inc., and Subsidiaries
The following table presents changes in the net notional amount of the AIGFP super senior credit default swap portfolio, including credit default swaps written on mezzanine tranches of certain regulatory capital relief transactions:

For the Year	Net Notional			Effect of	Amortization/	Net Notional
Ended December 31,	Amount			Foreign	Reclassification,	Amount
2009	December 31,			Exchange	net of	December 31,
(in millions)	2008(a)	Terminations	Maturities	Rates(b)	Replenishments(c)(d)	2009(a)

Regulatory Capital:
Corporate loans	$125,628	$(43,826)	$(6,024)	$1,594	$(22,362)	$55,010
Prime residential mortgages	107,246	(13,065)	-	2,579	(3,484)	93,276
Other	1,575	(1,464)	-	121	1,528	1,760

Total	234,449	(58,355)	(6,024)	4,294	(24,318)	150,046

Arbitrage:
Multi-sector CDOs(e)(f)	12,556	(3,537)	-	88	(1,181)	7,926
Corporate debt/CLOs(g)	50,495	(9,462)	(18,613)	11	(355)	22,076

Total	63,051	(12,999)	(18,613)	99	(1,536)	30,002

Mezzanine tranches(h)	4,701	(604)	(50)	133	(702)	3,478

Total	$302,201	$(71,958)	$(24,687)	$4,526	$(26,556)	$183,526

(a)	Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)	Relates to the weakening of the U.S. dollar, primarily against the Euro and the British Pound.

(c)	During 2009, AIGFP reclassified one regulatory capital CDS transaction from Regulatory Capital — Corporate loans to Regulatory Capital — Other, given the understanding that the counterparty no longer receives regulatory capital benefits.

(d)	During 2009, AIGFP reclassified two mezzanine trades having net notional amounts of $462 million and $240 million, respectively, into Regulatory Capital — Corporate loans and Regulatory Capital — Other, respectively, after determining that the trades were not stand-alone but rather part of the related regulatory capital trades. The effect on unrealized market valuation gain (loss) was not significant.

(e)	Includes $6.3 billion and $9.7 billion in net notional amount of credit default swaps written with cash settlement provisions at December 31, 2009 and 2008, respectively.

(f)	During the fourth quarter of 2008, AIGFP terminated the majority of the CDS transactions written on multi-sector CDOs in connection with the ML III transaction.

(g)	Includes $1.4 billion and $1.5 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs as of December 31, 2009 and 2008, respectively.

(h)	Net of offsetting purchased CDS of $1.5 billion and $2.0 billion in net notional amount at December 31, 2009 and 2008, respectively.
The following table presents summary statistics for AIGFP’s super senior credit default swaps at December 31, 2009 and totals for December 31, 2009 and 2008:

	Regulatory Capital Portfolio				Arbitrage Portfolio				Total

						Multi-	Multi-
		Prime			Corporate	Sector	Sector
	Corporate	Residential			Debt/	CDOs w/	CDOs w/ No		December 31,	December 31,
Category	Loans	Mortgages	Other	Subtotal	CLOs	Subprime	Subprime	Subtotal	2009	2008

Gross Transaction Notional Amount (in millions)	$78,635	$116,316	$2,084	$197,035	$31,271	$7,526	$10,383	$49,180	$246,215	$390,100
Net Notional Amount (in millions)	$55,010	$93,276	$1,760	$150,046	$22,076	$3,787	$4,139	$30,002	$180,048	$297,500
Number of Transactions	16	18	1	35	20	10	6	36	71	109
Weighted Average Subordination (%)	22.76%	13.23%	15.52%	17.06%	23.06%	38.56%	21.59%	25.12%	18.67%	16.90%
Weighted Average Number of loans/ Transaction	1,609	97,738	2,153	58,363	115	149	119
Weighted Average Expected Maturity (Years)	0.59	1.78	5.78	1.35	4.16	5.49	5.52

131            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
General Contractual Terms
     AIGFP entered into CDS transactions in the ordinary course of its business. In the majority of AIGFP’s credit derivative transactions, AIGFP sold credit protection on a designated portfolio of loans or debt securities. Generally, AIGFP provides such credit protection on a “second loss” basis, meaning that AIGFP will incur credit losses only after a shortfall of principal and/or interest, or other credit events, in respect of the protected loans and debt securities, exceeds a specified threshold amount or level of “first loss.”
     Typically, the credit risk associated with a designated portfolio of loans or debt securities has been tranched into different layers of risk, which are then analyzed and rated by the credit rating agencies. At origination, there is usually an equity layer covering the first credit losses in respect of the portfolio up to a specified percentage of the total portfolio, and then successive layers ranging generally from a BBB-rated layer to one or more AAA-rated layers. A significant majority of transactions that are rated by rating agencies have risk layers or tranches that were rated AAA at origination and are immediately junior to the threshold level at which AIGFP’s payment obligation would generally arise. In transactions that were not rated, AIGFP applied equivalent risk criteria for setting the threshold level for its payment obligations. Therefore, the risk layer assumed by AIGFP with respect to the designated portfolio of loans or debt securities in these transactions is often called the “super senior” risk layer, defined as a layer of credit risk senior to one or more risk layers that have been rated AAA by the credit rating agencies, or if the transaction is not rated, structured to the equivalent thereto.
     The following graphic represents a typical structure of a transaction including the super senior risk layer:
Regulatory Capital Portfolio
     During 2009, $62.9 billion in net notional amount was terminated or matured at no cost to AIGFP. Through February 17, 2010, AIGFP had also received a formal termination notice with respect to an additional $25.6 billion in net notional amount with an effective termination date in 2010. AIGFP continues to reassess the expected maturity of this portfolio. As of December 31, 2009, AIGFP estimated that the weighted average expected maturity of the portfolio was 1.35 years. AIGFP has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for AIGFP’s financial institution counterparties is generally derived from the terms of Basel I that existed through the end of 2007 and which is in the process of being replaced by Basel II. It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small number of specific instances.
AIG 2009 Form 10-K             132

American International Group, Inc., and Subsidiaries
However, the Basel Committee recently announced that it has agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame.
     The weighted average expected maturity of the Regulatory Capital Portfolio (for the Corporate Loans and Prime Residential Mortgages portfolios only) increased as of December 31, 2009 by 0.4 years from December 31, 2008 due to certain counterparties not terminating transactions with a combined net notional amount of $73.1 billion. Where these counterparties continue to have a right to terminate the transaction early, AIGFP has extended the expected maturity dates by one year, which is based on how long AIGFP believes the Basel I extension will be effective. Where the counterparties no longer have the right to terminate early, AIGFP has used the weighted average life of those transactions as their expected maturity. These counterparties continue to receive favorable regulatory capital benefits as a result of the extension of the Basel I capital floor recently announced by the Basel Committee on Banking Supervision and, thus, AIG continues to categorize them as Regulatory Capital transactions.
     In addition, as of December 31, 2009, AIG had expected $37.3 billion of Regulatory Capital CDS transactions to terminate early between January 1, 2010 and February 17, 2010. Of that amount, $16.2 billion have not been called. The counterparties to these transactions continue to receive favorable regulatory benefits as a result of the extension of the Basel I capital floor. Since all of these counterparties retain the right to terminate the transactions early, the expected maturity for these transactions has been extended by one year.
     During 2009, AIGFP reclassified one regulatory capital CDS transaction from Regulatory Capital — Corporate loans to Regulatory Capital — Other given the understanding that the counterparty no longer receives regulatory capital benefits. AIG does not believe that at this time the CDS provides significant risk transfer benefit to the counterparty; however, AIGFP will continue to monitor this transaction closely.
     During 2009, AIGFP effected the early termination of a CDS transaction written on a European RMBS security of $1.5 billion in net notional amount that was reported as part of Regulatory Capital — Other at a level approximating its fair value at that time. Given its unique structure and concentrated exposure to high loan-to-value Spanish residential mortgages, this transaction had exposed AIGFP to a relatively higher level of liquidity and credit risk than any other regulatory capital CDS exposure, and AIG felt it prudent to terminate the transaction to avoid further deterioration.
     Included in the net notional amount of $73.1 billion of Regulatory Capital Portfolio transactions that have not been called are transactions with one counterparty that notified AIG that it would not terminate early two of its Prime Residential Mortgage transactions with a combined net notional amount of $32.8 billion that were expected to be terminated in the first quarter of 2010. With respect to these transactions, the counterparty no longer has any rights to terminate the transactions early and is required to pay AIG fees on the original notional amounts reduced only by realized losses through the final contractual maturity. Since the two transactions have weighted average lives that are considerably less than their final contractual maturities, there is value to AIGFP representing counterparty contractual fees to be received beyond the date at which the net notional amounts have fully amortized through to the final contractual maturity date. The fair value of these two super senior transactions as of December 31, 2009 was a derivative asset of $137 million. With respect to these two transactions, AIGFP has also written CDS transactions on the mezzanine tranches of these portfolios, however, the majority of the transactions on the mezzanine tranches were hedged with other third party CDS transactions. The mezzanine tranches are legally linked to the super senior tranches such that one tranche may not be terminated without terminating the others. AIG, thus, increased the expected maturity of the mezzanine tranches as well. The fair value of the net derivative liability for all mezzanine tranches (including hedge transactions) decreased from $195 million as of December 31, 2008 to $143 million as of December 31, 2009.
     In light of early termination experience to date and after analyses of other market data, to the extent deemed relevant and available, AIG determined that there was no unrealized market valuation adjustment for any of the transactions in this regulatory capital relief portfolio for 2009 other than (1) for transactions where AIGFP believes
133            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
the counterparty is no longer using the transaction to obtain regulatory capital relief as discussed above and (2) for transactions where the counterparty has failed to terminate the transaction early as expected and no longer has any rights to terminate early in the future. Although AIGFP believes the value of contractual fees receivable on these transactions through maturity exceeds the economic benefits of any potential payments to the counterparties, the counterparties’ early termination rights, and AIGFP’s expectation that such rights will be exercised, preclude the recognition of a derivative asset for these transactions.
The following table presents, for each of the regulatory capital CDS transactions in the corporate loan portfolio, the gross transaction notional amount, net notional amount, attachment points, inception to date realized losses and percent non-investment grade:

					Realized	Percent
	Gross Transaction	Net Notional		Attachment	Losses	Non-investment
(dollars in millions)	Notional Amount at	Amount at	Attachment	Point at	through	Grade at
	December 31,	December 31,	Point at	December 31,	December 31,	December 31,
CDS	2009	2009	Inception(a)	2009(a)	2009(b)	2009(c)

1	$702	$600	10.03%	14.56%	0.52%	20.83%
2	11,390	5,083	44.00%	55.38%	0.00%	9.41%
3	2,159	1,904	10.00%	11.77%	0.16%	21.92%
4	8,500	7,538	11.00%	11.32%	0.00%	10.08%
5	468	210	18.00%	55.13%	0.00%	70.60%
6	10,904	9,665	10.80%	11.36%	0.00%	5.38%
7	6,717	5,236	11.30%	22.04%	0.19%	30.38%
8	5,402	4,776	11.00%	11.58%	0.09%	12.30%
9	4,414	3,782	13.26%	14.31%	0.00%	72.86%
10	9,995	3,060	12.00%	12.05%	0.00%	6.56%
11	2,394	1,998	15.85%	16.55%	0.00%	9.73%
12(d)	3,830	3,059	14.50%	20.15%	0.00%	76.34%
13	1,408	915	14.00%	28.26%	0.16%	36.34%
14	955	611	14.00%	28.26%	0.16%	36.34%
15	1,994	1,600	14.00%	28.26%	0.16%	36.34%
16	7,403	4,973	17.00%	32.82%	0.05%	16.27%

Total	$78,635	$55,010

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations. As a result of participation ratios and replenishment rights, the attachment point may not always be computed by dividing net notional amount by gross transaction notional amount.

(b)	Represents realized losses incurred by the transaction (defaulted amounts less amounts recovered) from inception through December 31, 2009 expressed as a percentage of the initial gross transaction notional amount.

(c)	Represents non-investment grade obligations in the underlying pools of corporate loans expressed as a percentage of gross transaction notional amount.

(d)	Terminated effective February 17, 2010.
AIG 2009 Form 10-K             134

American International Group, Inc., and Subsidiaries
The following table presents, for each of the regulatory capital CDS transactions — prime residential mortgage portfolio, the gross transaction notional amount, net notional amount, attachment points, and inception to date realized losses:

(dollars in millions)	Gross Transaction	Net Notional			Realized Losses
	Notional Amount at	Amount at	Attachment Point	Attachment Point at	through
CDS	December 31, 2009	December 31, 2009	at Inception(a)	December 31, 2009(a)	December 31, 2009(b)

1	$523	$298	17.01%	42.13%	2.40%
2	337	187	18.48%	44.25%	1.78%
3	302	202	16.81%	33.11%	1.26%
4	1,353	1,209	10.00%	10.60%	0.00%
5(c)	2,067	1,533	10.70%	25.85%	0.05%
6	424	331	13.19%	21.76%	0.36%
7(d)	5,785	5,285	7.95%	8.83%	0.03%
8(d)	1,941	1,562	7.95%	19.43%	0.05%
9(d)	5,510	5,060	8.00%	8.30%	0.03%
10(c)	31,039	18,253	18.25%	18.55%	0.00%
11(d)	6,560	6,055	7.85%	7.86%	0.01%
12	11,554	10,690	7.50%	7.47%	0.03%
13(d)	8,697	8,014	7.95%	7.95%	0.01%
14	2,556	2,039	12.40%	20.20%	0.00%
15	24,360	22,128	9.20%	9.16%	0.04%
16(c)	4,181	2,791	11.50%	17.73%	0.00%
17	7,574	6,563	11.50%	13.34%	0.00%
18	1,553	1,076	14.57%	30.66%	0.00%

Total	$116,316	$93,276

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations. As a result of participation ratios and replenishment rights, the attachment point may not always be computed by dividing net notional amount by gross transaction notional amount.

(b)	Represents realized losses incurred by the transaction (defaulted amounts less amounts recovered) from inception through December 31, 2009 expressed as a percentage of the initial gross transaction notional amount.

(c)	Terminated effective February 17, 2010.

(d)	Delinquency information is not provided to AIGFP for the underlying pools of residential mortgages of these transactions. However, information with respect to principal amount outstanding, defaults, recoveries, remaining term, property use, geography, interest rates, and ratings of the underlying junior tranches are provided to AIGFP for such referenced pools.
     All of the regulatory capital CDS transactions directly or indirectly reference tranched pools of large numbers of whole loans that were originated by the financial institution (or its affiliates) receiving the credit protection, rather than structured securities containing loans originated by other third parties. In the vast majority of transactions, the loans are intended to be retained by the originating financial institution and in all cases the originating financial institution is the purchaser of the CDS, either directly or through an intermediary.
     As further discussed below, AIGFP receives information monthly or quarterly regarding the performance and credit quality of the underlying referenced assets. AIGFP also obtains other information, such as ratings of the tranches below the super senior risk layer. The nature of the information provided or otherwise available to AIGFP with respect to the underlying assets in each regulatory capital CDS transaction is not consistent across all transactions. Furthermore, in a majority of corporate loan transactions and all of the residential mortgage transactions, the pools are blind, meaning that the identities of the obligors are not disclosed to AIGFP. In addition, although AIGFP receives periodic reports on the underlying asset pools, virtually all of the regulatory capital CDS transactions contain confidentiality restrictions that preclude AIGFP’s public disclosure of information relating to the underlying referenced assets. The originating financial institutions, calculation agents or trustees (each a Report Provider) provide periodic reports on all underlying referenced assets as described below, including for those within the blind pools. While much of this information received by AIGFP cannot be aggregated in a comparable way for
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American International Group, Inc., and Subsidiaries
disclosure purposes because of the confidentiality restrictions and the inconsistency of the information, it does provide a sufficient basis for AIGFP to evaluate the risks of the portfolio and to determine a reasonable estimate of fair value.
     For regulatory capital CDS transactions written on underlying pools of corporate loans, AIGFP receives monthly or quarterly updates from one or more Report Providers for each such referenced pool detailing, with respect to the corporate loans comprising such pool, the principal amount outstanding and defaults. In virtually all of these reports, AIGFP also receives information on recoveries and realized losses. AIGFP also receives quarterly stratification tables for each pool incorporating geography, industry and, when not publicly rated, the counterparty’s assessment of the credit quality of the underlying corporate loans. Additionally, for a significant majority of these regulatory capital CDS transactions, upon the occurrence of a credit event with respect to any corporate loan included in any such pool, AIG receives a notice detailing the identity or identification number of the borrower, notional amount of such loan and the effective date of such credit event.
     Ratings from independent ratings agencies for the underlying assets of the corporate loan portfolio are not universally available, but AIGFP estimates the ratings for the assets not rated by independent agencies by mapping the information obtained from the Report Providers to rating agency criteria. The “Percent Non-Investment Grade” information in the table above is provided as an indication of the nature of loans underlying the transactions, not necessarily as an indicator of relative risk of the CDS transactions, which is determined by the individual transaction structures. For example, Small and Medium Enterprise (SME) loan balances tend to be rated lower than loans to large, well-established enterprises. However, the greater number of loans and the smaller average size of the SME loans mitigate the risk profile of the pools. In addition, the transaction structures reflect AIGFP’s assessment of the loan collateral arrangements, expected recovery values, and reserve accounts in determining the level of subordination required to minimize the risk of loss. The percentage of non-investment grade obligations in the underlying pools of corporate loans varies considerably. The three pools containing the highest percentages of non-investment grade obligations, which include all transactions with pools having non-investment grade percentages greater than 40.00 percent, are all granular SME loan pools which benefit from collateral arrangements made by the originating financial institutions and from work out of recoveries by the originating financial institutions. The average number of loans in each pool is over 6,500. This large number of SME loans increases the predictability of the expected loss and lessens the probability that discrete events will have a meaningful impact on the results of the overall pool. These transactions benefit from a tranche junior to it which was still rated AAA by at least two rating agencies at December 31, 2009. Three other pools, with a total net notional amount of $3.1 billion, have non-investment grade percentages greater than 35.00 percent, each with a remaining life to maturity of 16.2 years. These pools have realized losses of 0.16 percent from inception through December 31, 2009 and have current weighted average attachment points of 28.26 percent. Approximately 0.41 percent of the assets underlying the corporate loan transactions are in default. The percentage of assets in default by transaction was available for all transactions and ranged from 0.00 percent to 2.67 percent.
     For regulatory capital CDS transactions written on underlying pools of residential mortgages, AIGFP receives quarterly reports for each such referenced pool detailing, with respect to the residential mortgages comprising such pool, the aggregate principal amount outstanding, defaults and realized losses. These reports include additional information on delinquencies for the large majority of the transactions and recoveries for substantially all transactions. AIGFP also receives quarterly stratification tables for each pool incorporating geography for the underlying residential mortgages. The stratification tables also include information on remaining term, property use and interest rates for a large majority of the transactions.
     Delinquency information for the mortgages underlying the residential mortgage transactions was available on approximately 76 percent of the total gross transaction notional amount and mortgages delinquent more than 30 days ranged from 0.06 percent to 3.40 percent, averaging 1.35 percent. For all but three transactions, which comprised less than 1.00 percent of the total gross transaction notional amount, the average default rate (expressed as a percentage of gross transaction notional amount) was 0.31 percent and ranged from 0.00 percent to 2.41 percent. The default rate on the remaining three transactions ranged from 4.42 percent to 15.67 percent. The subordination on these three transactions ranged from 33.11 percent to 44.25 percent.
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American International Group, Inc., and Subsidiaries
     For all regulatory capital transactions, where the rating agencies directly rate the junior tranches of the pools, AIG monitors the rating agencies’ releases for any affirmations or changes in such ratings, as well as any changes in rating methodologies or assumptions used by the rating agencies to the extent available. The tables below show the percentage of regulatory capital CDS transactions where there is an immediately junior tranche that is rated and the average rating of that tranche across all rated transactions.
     AIGFP analyzes the information regarding the performance and credit quality of the underlying pools of assets to make its own risk assessment and to determine any changes in credit quality with respect to such pools of assets. This analysis includes a review of changes in pool balances, subordination levels, delinquencies, realized losses, and expected performance under more adverse credit conditions. Using data provided by the Report Providers, and information available from rating agencies, governments, and other public sources that relate to macroeconomic trends and loan performance, AIGFP is able to analyze the expected performance of the overall portfolio because of the large number of loans that comprise the collateral pools.
     Given the current performance of the underlying portfolios, the level of subordination and AIGFP’s own assessment of the credit quality, as well as the risk mitigants inherent in the transaction structures, AIGFP does not expect that it will be required to make payments pursuant to the contractual terms of those transactions providing regulatory relief. Further, AIGFP expects that counterparties will terminate these transactions prior to their maturity.
The following table presents AIGFP’s Regulatory Capital — Corporate loans portfolio by geographic location:

				Realized	Weighted Average
At December 31, 2009	Net		Current	Losses	Maturity			Ratings of
	Notional		Average	through	(Years)			Junior Tranches(d)
	Amount	Percent	Attachment	December 31,	To First	To	Number of	Percent	Average
Exposure Portfolio	(in millions)	of Total	Point(a)	2009(b)	Call(c)	Maturity	Transactions	Rated	Rating

Primarily Single Country:
Germany	$6,285	11.43%	13.58%	0.09%	2.73	9.13	3	100%	AA-
Netherlands	3,059	5.56	20.15	—	0.21	43.96	1	100	AAA
Finland	210	0.38	55.13	—	1.03	5.03	1	100	AAA

Subtotal Single Country	9,554	17.37	17.44		1.83	20.49	5	100	AA

Regional:
Asia	1,997	3.63	16.55	—	0.99	2.24	1	100	AAA
Europe	43,459	79.00	23.94	0.06	0.35	4.93	10	100	AA+

Subtotal Regional	45,456	82.63	23.67		0.37	4.83	11	100	AA+

Total	$55,010	100.00	22.76		0.59	7.14	16	100	AA+

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations.

(b)	Represents realized losses incurred by the transaction (defaulted amounts less amounts recovered) from inception through December 31, 2009 expressed as a percentage of the initial gross transaction notional amount.

(c)	Where no call right remains, the weighted average expected maturity is used.

(d)	Represents the weighted average ratings, when available, of the tranches immediately junior to AIGFP’s super senior tranche. The percentage rated represents the percentage of net notional amount where there exists a rated tranche immediately junior to AIGFP’s super senior tranche.
137              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
The following table presents AIGFP’s Regulatory Capital — Prime residential mortgage portfolio summarized by geographic location:

					Weighted
					Average			Ratings of
				Realized	Maturity (Years)			Junior Tranches(d)
At December 31, 2009	Net		Current	Losses
	Notional		Average	through
	Amount	Percent	Attachment	December 31,	To First	To	Number of	Percent	Average
	(in millions)	of Total	Point(a)	2009(b)	Call(c)	Maturity	Transactions	Rated	Rating

Country:
Denmark	$35,609	38.18%	9.57%	0.03%	4.12	29.77	3	100.00%	AAA
France	25,976	27.85	8.96	0.02	1.20	30.21	5	100.00	AAA
Germany	5,666	6.07	26.91	0.40	0.98	41.63	7	81.01	AAA
Netherlands	19,462	20.86	18.22	-	0.05	4.92	2	93.78	AAA
Sweden	6,563	7.04	13.34	-	0.09	30.09	1	100.00	AAA

Total	$93,276	100.00%	13.23%		1.80	23.77	18	97.55%	AAA

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations.

(b)	Represents realized losses incurred by the transaction (defaulted amounts less amounts recovered) from inception through December 31, 2009 expressed as a percentage of the initial gross transaction notional amount.

(c)	Where no call right remains, the weighted average expected maturity is used.

(d)	Represents the weighted average ratings, when available, of the tranches immediately junior to AIGFP’s super senior tranche. The percentage rated represents the percentage of net notional amount where there exists a rated tranche immediately junior to AIGFP’s super senior tranche.
Arbitrage Portfolio
     A portion of AIGFP’s super senior credit default swaps as of December 31, 2009 are arbitrage-motivated transactions written on multi-sector CDOs or designated pools of investment grade senior unsecured corporate debt or CLOs.
Multi-Sector CDOs
The following table summarizes gross transaction notional amount of the multi-sector CDOs on which AIGFP wrote protection on the super senior tranche, subordination below the super senior risk layer, net notional amount and fair value of derivative liability by underlying collateral type:

At December 31, 2009
	Gross Transaction	Subordination Below the	Net Notional	Fair Value of
(in millions)	Notional Amount(a)	Super Senior Risk Layer	Amount	Derivative Liability

High grade with sub-prime collateral	$3,620	$2,056	$1,564	$657
High grade with no sub-prime collateral	8,703	5,360	3,343	1,373

Total high grade(b)	12,323	7,416	4,907	2,030

Mezzanine with sub-prime collateral	3,906	1,683	2,223	1,779
Mezzanine with no sub-prime collateral	1,680	884	796	609

Total mezzanine(c)	5,586	2,567	3,019	2,388

Total	$17,909	$9,983	$7,926	$4,418

(a)	Total outstanding principal amount of securities held by a CDO.

(b)	“High grade” refers to transactions in which the underlying collateral credit ratings on a stand-alone basis were predominantly AA or higher at origination.

(c)	“Mezzanine” refers to transactions in which the underlying collateral credit ratings on a stand-alone basis were predominantly A or lower at origination.
AIG 2009 Form 10-K             138

American International Group, Inc., and Subsidiaries
The following table summarizes net notional amounts of the remaining multi-sector CDOs on which AIGFP wrote protection on the super senior tranche, by settlement alternative:

(in millions)	December 31, 2009	December 31, 2008

CDS transactions with cash settlement provisions
U.S. dollar-denominated	$4,580	$7,947
Euro-denominated	1,720	1,780

Total CDS transactions with cash settlement provisions	6,300	9,727

CDS transactions with physical settlement provisions
U.S. dollar-denominated	265	766
Euro-denominated	1,361	2,063

Total CDS transactions with physical settlement provisions	1,626	2,829

Total	$7,926	$12,556

The following table summarizes changes in the fair values of the derivative liability of the AIGFP super senior multi-sector CDO credit default swap portfolio:

	Years Ended
(in millions)	December 31, 2009	December 31, 2008

Fair value of derivative liability, beginning of year	$5,906	$11,246
Unrealized market valuation (gain) loss	669	25,700
Purchases of underlying CDO securities(a)	(234)	(995)
Terminated in connection with the ML III transaction(b)	-	(30,045)
Other terminations	(1,923)	-

Fair value of derivative liability, end of year	$4,418	$5,906

(a)	In connection with the exercise of the maturity-shortening puts that allow the holders of the securities issued by certain CDOs to treat the securities as short-term 2a-7 eligible investments under the Investment Company Act of 1940 (2a-7 Puts) by counterparties, AIGFP acquired the underlying CDO securities. In certain cases, simultaneously with the exercise of the 2a-7 Puts by AIGFP’s counterparties, AIGFP accessed financing arrangements previously entered into with such counterparties, pursuant to which the counterparties remained the legal owners of the underlying CDO securities. However, these securities were reported as part of AIGFP’s investment portfolio as required by generally accepted accounting principles. Most of these underlying CDO securities were later acquired by ML III from AIGFP’s counterparties. In a separate case, AIGFP extinguished its obligations with respect to one CDS by purchasing the protected CDO security.

(b)	The CDS in respect of the ML III transaction were terminated in the fourth quarter of 2008 based on the fair value of the underlying multi-sector CDOs at October 31, 2008, as mutually agreed between the FRBNY and AIG. AIGFP recognized the change in fair value of the CDS through that date.
The following table summarizes the unrealized market valuation gain (loss) of the AIGFP super senior multi-sector CDO credit default swap portfolio:

	Years Ended December 31,
(in millions)	2009	2008	2007

CDS:
Terminated in connection with ML III	$-	$(20,365)	$(9,680)
Underlying CDO purchased by AIGFP	(29)	(1,059)	(141)
Cash terminations	(408)	(997)	(517)
All other	(232)	(3,279)	(908)

Total	$(669)	$(25,700)	$(11,246)

139            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
The following table presents, for each multi-sector CDO that is a reference obligation in a CDS written by AIGFP, the gross and net notional amounts, attachment points and percentage of gross notional amount rated less than B-/B-3:

(dollars in millions)					Percentage of Gross
	Gross Notional	Net Notional			Notional
	Amount at	Amount at		Attachment Point	Amount Rated
	December 31,	December 31,	Attachment Point	at December 31,	Less than B-/B-3 at
CDO	2009	2009	at Inception*	2009*	December 31, 2009

1	$1,124	$455	40.00%	59.49%	55.10%
2	693	326	53.00%	52.91%	35.27%
3	988	470	53.00%	52.41%	70.47%
4	1,262	242	76.00%	80.86%	71.45%
5	933	3	10.83%	9.88%	26.08%
6	291	193	39.33%	33.81%	92.97%
7	1,087	552	12.27%	6.04%	6.46%
8	1,126	809	25.24%	22.96%	8.48%
9	1,425	1,319	10.00%	7.42%	26.83%
10	536	273	33.00%	49.02%	76.67%
11	2,511	1,720	16.50%	18.75%	3.21%
12	400	219	32.00%	45.30%	77.33%
13	694	481	24.49%	30.78%	72.23%
14	575	409	32.90%	28.89%	93.67%
15	286	193	34.51%	32.36%	93.90%
16	3,978	262	9.72%	14.15%	57.53%

Total	$17,909	$7,926

*	Expressed as a percentage of gross notional amount.
     In a number of instances, the level of subordination with respect to individual CDOs has increased since inception relative to the overall size of the CDO. While the super senior tranches are amortizing, subordinate layers have not been reduced by realized losses to date. Such losses are expected to emerge in the future. At inception, substantially all of the underlying assets were rated B-/B3 or higher and in most cases at least BBB or Baa. Thus, the percentage of gross notional amount rated less than B-/B3 represents deterioration in the credit quality of the underlying assets.
The following table summarizes the gross transaction notional amount, percentage of the total CDO collateral pools, and ratings and vintage breakdown of collateral securities in the multi-sector CDOs, by asset-backed securities (ABS) category:

At December 31, 2009
(in millions)

	Gross
	Transaction
ABS	Notional	Percent	Ratings							Vintage
Category	Amount	of Total	AAA	AA	A	BBB	BB	<BB	NR	2008	2007	2006	2005+P

RMBS PRIME	$2,260	12.62%	0.46%	0.56%	0.71%	1.47%	3.23%	6.19%	0.00%	0.39%	7.21%	3.52%	1.50%

RMBS ALT-A	2,971	16.59%	0.12%	0.12%	0.31%	1.09%	1.00%	13.95%	0.00%	0.66%	4.66%	6.06%	5.21%

RMBS SUBPRIME	3,955	22.08%	0.70%	1.00%	0.52%	0.80%	1.07%	17.99%	0.00%	0.00%	1.10%	1.92%	19.06%

CMBS	3,349	18.70%	1.21%	1.61%	2.16%	3.59%	2.58%	7.43%	0.12%	0.09%	1.68%	8.10%	8.83%

CDO	1,829	10.21%	0.12%	0.95%	0.86%	1.00%	0.92%	6.25%	0.11%	0.00%	0.64%	1.71%	7.86%

OTHER	3,545	19.80%	5.44%	4.85%	5.09%	3.09%	0.58%	0.63%	0.12%	0.61%	1.07%	5.11%	13.01%

Total	$17,909	100.00%	8.05%	9.09%	9.65%	11.04%	9.38%	52.44%	0.35%	1.75%	16.36%	26.42%	55.47%

AIG 2009 Form 10-K            140

American International Group, Inc., and Subsidiaries
Corporate Debt/CLOs
     The corporate arbitrage portfolio consists principally of CDS written on portfolios of corporate obligations that were generally rated investment grade at the inception of the CDS. These CDS transactions require cash settlement. This portfolio also includes CDS with a net notional amount of $1.4 billion written on the senior part of the capital structure of CLOs, which require physical settlement.
The following table summarizes gross transaction notional amount of CDS transactions written on portfolios of corporate obligations, percentage of the total referenced portfolios, and ratings by industry sector, in addition to the subordinations below the super senior risk layer, AIGFP’s net notional amounts and fair value of derivative liability:

	Gross
At December 31, 2009	Transaction
(in millions)	Notional	Percent	Ratings
Industry Sector	Amount	of Total	AAA	Aa	A	Baa	Ba	<Ba	NR

United States
Industrial	$10,572	33.8%	0.0%	0.1%	5.6%	15.4%	3.3%	6.9%	2.5%
Financial	3,263	10.4%	0.0%	0.2%	3.7%	3.0%	0.1%	2.2%	1.2%
Utilities	845	2.7%	0.0%	0.0%	0.2%	1.9%	0.0%	0.1%	0.5%
Other	178	0.6%	0.0%	0.0%	0.1%	0.1%	0.1%	0.0%	0.3%

Total United States	14,858	47.5%	0.0%	0.3%	9.6%	20.4%	3.5%	9.2%	4.5%

Non-United States
Industrial	12,831	41.0%	0.0%	0.9%	7.1%	13.9%	3.5%	2.4%	13.2%
Financial	1,548	5.0%	0.0%	0.4%	2.7%	1.3%	0.0%	0.2%	0.4%
Government	1,109	3.5%	0.0%	0.2%	1.5%	1.4%	0.3%	0.0%	0.1%
Utilities	736	2.4%	0.0%	0.0%	0.7%	0.7%	0.0%	0.0%	1.0%
Other	189	0.6%	0.0%	0.0%	0.1%	0.0%	0.1%	0.1%	0.3%

Total Non-United States	16,413	52.5%	0.0%	1.5%	12.1%	17.3%	3.9%	2.7%	15.0%

Total gross transaction notional amount	31,271	100.0%	0.0%	1.8%	21.7%	37.7%	7.4%	11.9%	19.5%

Subordination	9,195

Net Notional Amount	$22,076

Fair Value of Derivative Liability	$309

141            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
The following table presents, for each of the corporate debt and CLO CDS transactions, the net notional amounts, attachment points and inception to date defaults:

(dollars in millions)		Net Notional
		Amount at		Attachment Point	Defaults through
		December 30,	Attachment Point	at December 30,	December 30,
CDS	Type	2009	at Inception(a)	2009(a)	2009(b)

1	Corporate debt	$4,508	20.62%	18.54%	4.15%
2	Corporate debt	2,520	20.68%	19.52%	5.16%
3	Corporate debt	989	22.14%	20.60%	2.93%
4	Corporate debt	5,662	22.00%	20.68%	2.99%
5	Corporate debt	989	22.14%	20.60%	2.93%
6	Corporate debt	1,967	22.15%	20.93%	3.09%
7	Corporate debt	983	20.80%	18.91%	4.17%
8	Corporate debt	215	30.00%	30.00%	0.00%
9	Corporate debt	229	28.00%	27.68%	1.01%
10	Corporate debt	657	26.00%	30.19%	4.25%
11	Corporate debt	643	24.00%	23.35%	3.51%
12	Corporate debt	1,293	24.00%	23.29%	3.64%
13	CLO	249	35.85%	30.48%	3.59%
14	CLO	135	43.76%	41.29%	4.65%
15	CLO	181	44.20%	48.43%	3.30%
16	CLO	64	44.20%	48.43%	3.30%
17	CLO	160	44.20%	48.43%	3.30%
18	CLO	175	31.76%	33.96%	2.02%
19	CLO	334	30.40%	28.21%	4.76%
20	CLO	123	31.23%	26.85%	2.21%

Total		$22,076

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations.

(b)	Represents defaults (assets that are technically defaulted but for which the losses have not yet been realized) from inception through December 31, 2009 expressed as a percentage of the gross transaction notional amount at December 31, 2009.
Triggers and Settlement Alternatives
     At December 31, 2009, all outstanding CDS transactions for regulatory capital purposes and the majority of the arbitrage portfolio (comprising $25.1 billion or 84 percent of the net notional amount for the arbitrage portfolio at December 31, 2009 compared to $56.7 billion or 90 percent of the net notional amount for the arbitrage portfolio at December 31, 2008) have cash-settled structures in respect of a basket of reference obligations, where AIGFP’s payment obligations may be triggered by payment shortfalls, bankruptcy and certain other events such as write-downs of the value of underlying assets (see Cash Settlement below). For the remainder of the CDS transactions in respect of the arbitrage portfolio (comprising $4.9 billion or 16 percent of the net notional amount for the arbitrage portfolio at December 31, 2009 compared to $6.4 billion or 10 percent of the net notional amount for the arbitrage portfolio at December 31, 2008), AIGFP’s payment obligations are triggered by the occurrence of a credit event under a single reference security, and performance is limited to a single payment by AIGFP in return for physical delivery by the counterparty of the reference security (see Physical Settlement below).
     Cash Settlement. Transactions requiring cash settlement (principally on a “pay as you go” basis) are generally in respect of baskets of reference credits (which may also include single-name CDS in addition to securities and loans) rather than a single reference obligation as in the case of the physically settled transactions described below. Under these credit default swap transactions:
•	Each time a “triggering event” occurs a “loss amount” is calculated. A triggering event is generally a failure by the relevant obligor to pay principal of or, in some cases, interest on one of the reference credits in the underlying basket. Triggering events may also include bankruptcy of the obligors of the reference credits, write-downs or payment postponements with respect to interest or to the principal amount of a reference credit payable at maturity. The determination of the loss amount is specific to each triggering event. It can represent
AIG 2009 Form 10-K            142

American International Group, Inc., and Subsidiaries
the amount of a shortfall in ordinary course interest payments on the reference credit, a write-down in the interest on or principal of such reference credit or payment postponed. It can also represent the difference between the notional or par amount of such reference credit and its market value, as determined by reference to market quotations. A “write-down” with respect to a referenced credit may arise as a result of a reduction in the outstanding principal amount of such referenced credit (other than as a result of a scheduled or unscheduled payment of principal), whether caused by a principal deficiency, realized loss or forgiveness of principal. An implied write-down may also result from the existence of a shortfall between the referenced credit’s pool principal balance and the aggregate balance of all pari passu obligations and senior securities backed by the same pool.

•	Triggering events can occur multiple times, either as a result of continuing shortfalls in interest or write-downs or payment postponements on a single reference credit, or as a result of triggering events in respect of different reference credits included in a protected basket. In connection with each triggering event, AIGFP is required to make a cash payment to the buyer of protection under the related CDS only if the aggregate loss amounts calculated in respect of such triggering event and all prior triggering events exceed a specified threshold amount (reflecting AIGFP’s attachment point).

•	If there are reimbursements received (actual or deemed) by the CDS buyer in respect of prior triggering events, AIGFP will be entitled to receive equivalent amounts from the counterparty to the extent AIGFP has previously made a related payment.
     Physical Settlement. For CDS transactions requiring physical settlement, AIGFP is generally required to pay unpaid principal and accrued interest for the relevant reference obligation in return for physical delivery of such reference obligation by the CDS buyer upon the occurrence of a credit event. After purchasing the reference obligation, AIGFP may sell the security and recover all or a portion of the purchase price paid under the CDS, or hold such security and be entitled to receive subsequent collections of principal and interest. AIGFP generally is required to settle such a transaction only if the following conditions are satisfied:
•	A “Credit Event” (as defined in the relevant CDS transaction confirmation) must have occurred. In all CDS transactions subject to physical settlement, “Failure to Pay” is specified as a Credit Event and is generally triggered if there is a failure by the issuer under the related CDO to make a payment under the reference obligation (after the expiration of any applicable grace period and, in certain transactions, subject to a nominal non-payment threshold having been met).

•	The CDS buyer must deliver the reference obligation within a specified period, generally within 30 days. There is no payment obligation if delivery is not made within this period.

•	Upon completion of the physical delivery and payment by AIGFP, AIGFP would be the holder of the relevant reference obligation and have all rights associated with a holder of such securities.
     In addition to subordination, cash flow diversion mechanics may provide further protection from losses for holders of the super senior CDO securities. Following the acceleration of a CDO security, all, or a portion of, available cash flows in a CDO could be diverted from the junior tranches to the most senior tranches. In a CDO with such a feature, the junior tranches may not receive any cash flows until all interest on, and principal of, the super senior tranches are paid in full. Thus, potential losses borne by the holders of the super senior CDO securities may be mitigated as cash flows that would otherwise be payable to junior tranches throughout the entire CDO capital structure are instead diverted directly to the most senior tranches. Cash flow diversion mechanics also may arise in the context of over-collateralization tests. Upon a failure by the CDO issuer to comply with certain over-collateralization tests (other than those that trigger an indenture event of default), cash flows that would otherwise be payable to certain junior tranches throughout the CDO capital structure may instead be diverted to more senior tranches. Consequently, the super senior risk layer is paid down at a faster rate, effectively increasing the relative level of subordination.
     The existence of a tranche of securities ranking pari passu with the super senior CDO securities does not provide additional subordination that protects holders of the super senior CDO securities, as holders of such pari passu securities are entitled to receive payments from available cash flows at the same level of priority as holders of the
143            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
super senior securities. Thus, a pari passu tranche of securities does not affect the amount of losses that have to be absorbed by classes of CDO securities other than the super senior CDO securities before the super senior securities incur a loss, although the pari passu tranche will absorb losses on a pro rata basis after subordinate classes of securities are exhausted.
     2a-7 Puts: Included in the multi-sector CDO portfolio are maturity-shortening puts that allow the holders of the securities issued by certain CDOs to treat the securities as short-term 2a-7 eligible investments under the Investment Company Act of 1940 (2a-7 Puts). Holders of securities are required, in certain circumstances, to tender their securities to the issuer at par. If an issuer’s remarketing agent is unable to resell the securities so tendered, AIGFP must purchase the securities at par so long as the security has not experienced a payment default or certain bankruptcy events with respect to the issuer of such security have not occurred.
     At January 1, 2008, 2a-7 Puts with a net notional amount of $6.5 billion were outstanding and included as part of the multi-sector CDO portfolio. During 2008, AIGFP issued new 2a-7 Puts with a net notional amount of $5.4 billion on the super senior security issued by a CDO of AAA-rated CMBS pursuant to a facility that was entered into in 2005. During 2008, AIGFP repurchased multi-sector CDO securities with a principal amount of $9.4 billion in connection with these obligations, of which $8.0 billion was funded using existing liquidity arrangements. In connection with the ML III transaction, ML III purchased $8.5 billion of multi-sector CDOs underlying 2a-7 Puts written by AIGFP. A portion of the net payment made by ML III to the counterparties for the purchase of the multi-sector CDOs facilitated the resolution of liquidity arrangements, which had funded certain of the multi-sector CDOs in connection with the 2a-7 Puts.
     Among the multi-sector CDOs purchased by ML III are certain CDO securities with a net notional amount of $1.7 billion for which the related 2a-7 Puts to AIGFP remained outstanding as of December 31, 2008, of which $1.6 billion remained outstanding as of December 31, 2009. In December 2008, ML III and AIGFP entered into an agreement with respect to the $252 million net notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised in 2009. Under that agreement, ML III agreed not to sell the multi-sector CDOs in 2009 and either not to exercise its put option on such multi-sector CDOs or simultaneously to exercise its put option with a par purchase of the multi-sector CDO securities. In exchange, AIGFP agreed to pay to ML III the consideration that it received for providing the put protection. AIGFP is not a party to any commitments to issue any additional 2a-7 Puts.
     In January 2010, AIGFP and ML III amended and restated their agreement in respect of the outstanding 2a-7 Puts as of the date of the agreement. Pursuant to this agreement, ML III has agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs with respect to the $867 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to December 31, 2010 and $543 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to April 30, 2011. In addition, there are $186 million notional amount of multi-sector CDOs held by MLIII with 2a-7 Puts that may not be exercised on or prior to December 31, 2010, for which MLIII has only agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs through December 31, 2010. In exchange, AIGFP has agreed to pay to ML III the consideration that it receives for providing the put protection. Additionally, ML III has agreed that if it sells any such multi-sector CDO with a 2a-7 Put to a third-party purchaser, that such sale will be conditioned upon, among other things, such third-party purchaser agreeing that until the legal final maturity date of such multi-sector CDO it will not exercise its put option on such multi-sector CDO or it will make a corresponding par purchase of such multi-sector CDO simultaneously with the exercise of its put option. In exchange for such commitment from the third-party purchaser, AIGFP will agree to pay to such third-party purchaser the consideration that it receives for providing the put protection.
     ML III has agreed to assist AIGFP in efforts to mitigate or eliminate AIGFP’s obligations under such 2a-7 Puts relating to multi-sector CDOs held by ML III prior to the expiration of ML III’s obligations discussed above. There can be no assurances that such efforts will be successful. To the extent that such efforts are not successful with respect to a multi-sector CDO held by ML III with a 2a-7 Put and ML III has not sold such multi-sector CDO to a third-party who has committed not to exercise its put option on such multi-sector CDO or to make a corresponding par purchase
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American International Group, Inc., and Subsidiaries
of such multi-sector CDO simultaneously with the exercise of its put option then, upon the expiration of ML III’s aforementioned obligations with respect to such multi-sector CDO, AIGFP will be obligated under the related 2a-7 Put to purchase such multi-sector CDO at par in the circumstances and subject to the limited conditions provided for in the relevant agreement.
     Termination Events. Certain of the super senior credit default swaps provide the counterparties with an additional termination right if AIG’s rating level falls to BBB or Baa2. At that level, counterparties to the CDS transactions with the following net notional amounts, by portfolio, have the right to terminate the transactions early:

Net Notional Amount
(in millions)	At December 31, 2009

Multi-sector CDO	$1,517
Corporate arbitrage	8,537
Regulatory capital	298

Total	$10,352

     If counterparties exercise this right, the contracts provide for the counterparties to be compensated for the cost to replace the transactions, or an amount reasonably determined in good faith to estimate the losses the counterparties would incur as a result of the termination of the transactions.
     Certain super senior credit default swaps written for regulatory capital relief, with a net notional amount of $79.2 billion at December 31, 2009, include triggers that require certain actions to be taken by AIG once AIG’s rating level falls to certain levels, which, if not taken, give rise to a right of the counterparties to terminate the CDS. Such actions include posting collateral, transferring the swap or providing a guarantee from a more highly rated entity. AIGFP has implemented collateral arrangements in a large majority of these transactions. In the event of a termination of the contract that is caused by AIG’s rating downgrade, AIGFP is obligated to compensate the counterparty based on its loss. As a result of AIGFP posting collateral, AIG eliminated the counterparties’ right to terminate under this downgrade provision, thereby avoiding the uncertainty of determining the loss from an early termination of a regulatory capital CDS.
Collateral
     Most of AIGFP’s credit default swaps are subject to collateral posting provisions. These provisions differ among counterparties and asset classes. Although AIGFP has collateral posting obligations associated with both regulatory capital relief transactions and arbitrage transactions, the large majority of these obligations to date have been associated with arbitrage transactions in respect of multi-sector CDOs.
     The collateral arrangements in respect of the multi-sector CDO, regulatory capital and corporate arbitrage transactions are nearly all documented under a Credit Support Annex (CSA) to an ISDA Master Agreement (Master Agreement). The Master Agreement and CSA forms are standardized form agreements published by the ISDA, which market participants have adopted as the primary contractual framework for various kinds of derivatives transactions, including CDS. The Master Agreement and CSA forms are designed to be customized by counterparties to accommodate their particular requirements for the anticipated types of swap transactions to be entered into. Elective provisions and modifications of the standard terms are negotiated in connection with the execution of these documents. The Master Agreement and CSA permit any provision contained in these documents to be further varied or overridden by the individual transaction confirmations, providing flexibility to tailor provisions to accommodate the requirements of any particular transaction. A CSA, if agreed by the parties to a Master Agreement, supplements and forms part of the Master Agreement and contains provisions (among others) for the valuation of the covered transactions, the delivery and release of collateral, the types of acceptable collateral, the grant of a security interest (in the case of a CSA governed by New York law) or the outright transfer of title (in the case of a CSA governed by English law) in the collateral that is posted, the calculation of the amount of collateral required, the valuation of the collateral provided, the timing of any collateral demand or return, dispute mechanisms, and various other rights, remedies and duties of the parties with respect to the collateral provided.
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     In general, each party has the right under a CSA to act as the “Valuation Agent” and initiate the calculation of the exposure of one party to the other (Exposure) in respect of transactions covered by the CSA. The valuation calculation may be performed daily, weekly or at some other interval, and the frequency is one of the terms negotiated at the time the CSA is signed. The definition of Exposure under a standard CSA is the amount that would be payable to one party by the other party upon a hypothetical termination of that transaction. This amount is determined, in most cases, by the Valuation Agent using its estimate of mid-market quotations (i.e., the average of hypothetical bid and ask quotations) of the amounts that would be paid for a replacement transaction. AIGFP determines Exposure typically by reference to the mark-to-market valuation of the relevant transaction produced by its systems and specialized models. Exposure amounts are typically determined for all transactions under a Master Agreement (unless the parties have specifically agreed to exclude certain transactions, not to apply the CSA or to set a specific transaction Exposure to zero). The aggregate Exposure less the value of collateral already held by the relevant party (and following application of certain thresholds) results in a net exposure amount (Delivery Amount). If this amount is a positive number, then the other party must deliver collateral with a value equal to the Delivery Amount. Under the standard CSA, the party not acting as Valuation Agent for any particular Exposure calculation may dispute the Valuation Agent’s calculation of the Delivery Amount. If the parties are unable to resolve this dispute, the terms of the standard CSA provide that the Valuation Agent is required to recalculate Exposure using, in substitution for the disputed Exposure amounts, the average of actual quotations at mid-market from four leading dealers in the relevant market.
     After an Exposure amount is determined for a transaction subject to a CSA, it is combined with the Exposure amounts for all other transactions under the relevant Master Agreement, which may be netted against one another where the counterparties to a Master Agreement are each exposed to one another in respect of different transactions. Actual collateral postings with respect to a Master Agreement may be affected by other agreed CSA terms, including threshold and independent amounts, that may increase or decrease the amount of collateral posted.
Regulatory Capital Relief Transactions
     As of December 31, 2009, 52.8 percent of AIGFP’s regulatory capital relief transactions (measured by net notional amount) were subject to a CSA linked to AIG’s credit rating and 47.2 percent of the regulatory capital relief transactions were not subject to collateral posting provisions. In general, each regulatory capital relief transaction is subject to a stand-alone Master Agreement or similar agreement, under which the aggregate Exposure is calculated with reference to only a single transaction.
     The underlying mechanism that determines the amount of collateral to be posted varies by counterparty, and there is no standard formula. The varied mechanisms resulted from individual negotiations with different counterparties. The following is a brief description of the primary mechanisms that are currently being employed to determine the amount of collateral posting for this portfolio.
Reference to Market Indices—Under this mechanism, the amount of collateral to be posted is determined based on a formula that references certain tranches of a market index, such as either iTraxx or CDX. This mechanism is used for CDS transactions that reference either corporate loans, or residential mortgages. While the market index is not a direct proxy, it has the advantage of being readily obtainable.
Market Value of Reference Obligation—Under this mechanism the amount of collateral to be posted is determined based on the difference between the net notional amount of a referenced RMBS security and the security’s market value.
Expected Loss Models—Under this mechanism, the amount of collateral to be posted is determined based on the amount of expected credit losses, generally determined using a rating-agency model.
Negotiated Amount—Under this mechanism, the amount of collateral to be posted is determined based on terms negotiated between AIGFP and the counterparty, which could be a fixed percentage of the notional amount or present value of premiums to be earned by AIGFP.
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The following table presents the amount of collateral postings by underlying mechanism as described above with respect to the regulatory capital relief portfolio (prior to consideration of transactions other than AIGFP’s super senior credit default swaps subject to the same Master Agreements) as of the periods ended:

	December 31,	December 31,	February 17,
(in millions)	2008	2009	2010

Reference to market indices	$667	$60	$48
Market value of referenced obligation	380	-	-
Expected loss models	5	20	19
Negotiated amount	235	230	219

Total	$1,287	$310	$286

Arbitrage Portfolio — Multi-Sector CDOs
     In the CDS transactions, with physical settlement provisions, in respect of multi-sector CDOs, the standard CSA provisions for the calculation of Exposure have been modified, with the Exposure amount determined pursuant to an agreed formula that is based on the difference between the net notional amount of such transaction and the market value of the relevant underlying CDO security, rather than the replacement value of the transaction. As of any date, the “market value” of the relevant CDO security is the price at which a marketplace participant would be willing to purchase such CDO security in a market transaction on such date, while the “replacement value of the transaction” is the cost on such date of entering into a credit default swap transaction with substantially the same terms on the same referenced obligation (e.g., the CDO security). In cases where a formula is utilized, a transaction-specific threshold is generally factored into the calculation of Exposure, which reduces the amount of collateral required to be posted. These thresholds typically vary based on the credit ratings of AIG and/or the reference obligations, with greater posting obligations arising in the context of lower ratings. For the large majority of counterparties to these transactions, the Master Agreement and CSA cover non-CDS transactions (e.g., interest rate and cross currency swap transactions) as well as CDS transactions. As a result, the amount of collateral to be posted by AIGFP in relation to the CDS transactions will be added to or offset by the amount, if any, of the Exposure AIG has to the counterparty on the non-CDS transactions.
Arbitrage Portfolio — Corporate Debt/CLOs
     All of AIGFP’s corporate arbitrage transactions are subject to CSAs. None of these transactions (measured by net notional amount) contains a special collateral posting provision, but each is subject to a Master Agreement that includes a CSA. These transactions are treated the same as other transactions subject to the same Master Agreement and CSA, with the calculation of collateral in accordance with the standard CSA procedures outlined above. 2.98 percent (measured by net notional amount) of these transactions, although subject to a Master Agreement and CSA, have specific valuation and threshold provisions. These thresholds are typically based on a combination of the credit rating of AIG and a ratings model of the transaction developed by Moody’s model rating of the transaction (and not based on the value of any underlying reference obligations). Thus, as long as AIG maintains a rating above a specified threshold and the Moody’s model of the underlying transaction exceeds a specified rating, the collateral provisions do not apply.
Collateral Calls
     AIGFP has received collateral calls from counterparties in respect of certain super senior credit default swaps, of which a large majority relate to multi-sector CDOs. To a lesser extent, AIGFP has also received collateral calls in respect of certain super senior credit default swaps entered into by counterparties for regulatory capital relief purposes and in respect of corporate arbitrage.
     Frequently, valuation estimates made by counterparties with respect to certain super senior credit default swaps or the underlying reference CDO securities, for purposes of determining the amount of collateral required to be posted by AIGFP in connection with such instruments, have differed, at times significantly, from AIGFP’s estimates. In
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almost all cases, AIGFP has been able to successfully resolve the differences or otherwise reach an accommodation with respect to collateral posting levels, including in certain cases by entering into compromise collateral arrangements. Due to the ongoing nature of these collateral calls, AIGFP may engage in discussions with one or more counterparties in respect of these differences at any time. Valuation estimates made by counterparties for collateral purposes are, like any other third-party valuation, considered in the determination of the fair value estimates of AIGFP’s super senior credit default swap portfolio.
The following table presents the amount of collateral postings with respect to AIGFP’s super senior credit default swap portfolio (prior to offsets for other transactions) as of the periods ended:

	December 31,	December 31,	February 17,
(in millions)	2008	2009	2010

Regulatory capital	$1,287	$310	$286
Arbitrage — multi-sector CDO	5,129	3,715	3,714
Arbitrage — corporate	2,349	565	582

Total	$8,765	$4,590	$4,582

     The amount of future collateral posting requirements is a function of AIG’s credit ratings, the rating of the reference obligations and any further decline in the market value of the relevant reference obligations, with the latter being the most significant factor. While a high level of correlation exists between the amount of collateral posted and the valuation of these contracts in respect of the arbitrage portfolio, a similar relationship does not exist with respect to the regulatory capital portfolio given the nature of how the amount of collateral for these transactions is determined. Given the severe market disruption, lack of observable data and the uncertainty regarding the potential effects on market prices of measures recently undertaken by the federal government to address the credit market disruption, AIGFP is unable to reasonably estimate the amounts of collateral that it may be required to post in the future.
Models and Modeling
     AIGFP values its credit default swaps written on the super senior risk layers of designated pools of debt securities or loans using internal valuation models, third-party price estimates and market indices. The principal market was determined to be the market in which super senior credit default swaps of this type and size would be transacted, or have been transacted, with the greatest volume or level of activity. AIG has determined that the principal market participants, therefore, would consist of other large financial institutions who participate in sophisticated over-the-counter derivatives markets. The specific valuation methodologies vary based on the nature of the referenced obligations and availability of market prices.
     The valuation of the super senior credit derivatives continues to be challenging given the limitation on the availability of market observable information due to the lack of trading and price transparency in the structured finance market, particularly during and since the second half of 2007. These market conditions have increased the reliance on management estimates and judgments in arriving at an estimate of fair value for financial reporting purposes. Further, disparities in the valuation methodologies employed by market participants and the varying judgments reached by such participants when assessing volatile markets have increased the likelihood that the various parties to these instruments may arrive at significantly different estimates as to their fair values.
     AIGFP’s valuation methodologies for the super senior credit default swap portfolio have evolved in response to the deteriorating market conditions and the lack of sufficient market observable information. AIG regularly calibrates the model to available market information and reviews model assumptions on a regular basis.
Arbitrage Portfolio — Multi-Sector CDOs
     The underlying assumption of the valuation methodology for AIGFP’s credit default swap portfolio wrapping multi-sector CDOs is that, to be willing to assume the obligations under a credit default swap, a market participant would
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require payment of the full difference between the cash price of the underlying tranches of the referenced securities portfolio and the net notional amount specified in the credit default swap.
     AIGFP uses a modified version of the Binomial Expansion Technique (BET) model to value its credit default swap portfolio written on super senior tranches of CDOs of ABS, including the 2a-7 Puts. The BET model was developed in 1996 by a major rating agency to generate expected loss estimates for CDO tranches and derive a credit rating for those tranches, and has been widely used ever since.
     AIG selected the BET model for the following reasons:
•	it is known and utilized by other institutions;
•	it has been studied extensively, documented and enhanced over many years;
•	it is transparent and relatively simple to apply;
•	the parameters required to run the BET model are generally observable; and
•	it can easily be modified to use probabilities of default and expected losses derived from the underlying collateral securities market prices instead of using rating-based historical probabilities of default.
     The BET model has certain limitations. A well known limitation of the BET model is that it can understate the expected losses for super senior tranches when default correlations are high. The model uses correlations implied from diversity scores which do not capture the tendency for correlations to increase as defaults increase. Recognizing this concern, AIG tested the sensitivity of the valuations to the diversity scores. The results of the testing demonstrated that the valuations are not very sensitive to the diversity scores because the expected losses generated from the prices of the collateral pool securities are currently high, breaching the attachment point in most transactions. Once the attachment point is breached by a sufficient amount, the diversity scores, and their implied correlations, are no longer a significant driver of the valuation of a super senior tranche.
     AIGFP has adapted the BET model to estimate the price of the super senior risk layer or tranche of the CDO. AIG modified the BET model to imply default probabilities from market prices for the underlying securities and not from rating agency assumptions. To generate the estimate, the model uses the price estimates for the securities comprising the portfolio of a CDO as an input and converts those price estimates to credit spreads over current LIBOR-based interest rates. These credit spreads are used to determine implied probabilities of default and expected losses on the underlying securities. These data are then aggregated and used to estimate the expected cash flows of the super senior tranche of the CDO.
     The application of the modified BET model involves the following steps for each individual super senior tranche of a CDO in the portfolio:
1)	Calculation of the cash flow pattern that matches the weighted average life for each underlying security of the CDO;
2)	Calculation of an implied credit spread for each security from the price and cash flow pattern determined in step 1. This is an arithmetic process which converts prices to yields (similar to the conversion of Department of the Treasury security prices to yields), and then subtracts LIBOR-based interest rates to determine the credit spreads;
3)	Conversion of the credit spread into its implied probability of default. This also is an arithmetic process that determines the assumed level of default on the security that would equate the present value of the expected cash flows discounted at a risk-free rate with the present value of the contractual cash flows discounted using LIBOR-based interest rates plus the credit spreads;
4)	Generation of expected losses for each underlying security using the probability of default and recovery rate;
5)	Aggregation of the cash flows for all securities to create a cash flow profile of the entire collateral pool within the CDO;
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6)	Division of the collateral pool into a number of hypothetical independent identical securities based on the CDO’s diversity score so that the cash flow effects of the portfolio can be mathematically aggregated properly. The purpose of dividing the collateral pool into hypothetical securities is a simplifying assumption used in all BET models as part of a statistical technique that aggregates large amounts of homogeneous data;
7)	Simulation of the default behavior of the hypothetical securities using a Monte Carlo simulation and aggregation of the results to derive the effect of the expected losses on the cash flow pattern of the super senior tranche taking into account the cash flow diversion mechanism of the CDO;
8)	Discounting of the expected cash flows determined in step 7 using LIBOR-based interest rates to estimate the value of the super senior tranche of the CDO; and
9)	Adjustment of the model value for the super senior multi-sector CDO credit default swap for the effect of the risk of non-performance by AIG using the credit spreads of AIG available in the marketplace and considering the effects of collateral and master netting arrangements.
     AIGFP employs a Monte Carlo simulation in step 7 above to assist in quantifying the effect on the valuation of the CDO of the unique aspects of the CDO’s structure such as triggers that divert cash flows to the most senior part of the capital structure. The Monte Carlo simulation is used to determine whether an underlying security defaults in a given simulation scenario and, if it does, the security’s implied random default time and expected loss. This information is used to project cash flow streams and to determine the expected losses of the portfolio.
     In addition to calculating an estimate of the fair value of the super senior CDO security referenced in the credit default swaps using its internal model, AIGFP also considers the price estimates for the super senior CDO securities provided by third parties, including counterparties to these transactions, to validate the results of the model and to determine the best available estimate of fair value. In determining the fair value of the super senior CDO security referenced in the credit default swaps, AIGFP uses a consistent process which considers all available pricing data points and eliminates the use of outlying data points. When pricing data points are within a reasonable range, an averaging technique is applied.
The following table presents the net notional amount and fair value of derivative liability of the multi-sector super senior credit default swap portfolio using AIGFP’s fair value methodology:

At December 31,	Net Notional Amount		Fair Value Derivative Liability
(in millions)	2009	2008	2009	2008

BET model	$2,186	$2,545	$1,092	$1,370
Third party price	2,466	2,951	1,883	1,753
Average of BET model and third party price	193	3,218	145	1,568
European RMBS	3,081	3,842	1,298	1,215

Total	$7,926	$12,556	$4,418	$5,906

     The fair value of derivative liability of $4.4 billion recorded on AIGFP’s super senior multi-sector CDO credit default swap portfolio, represents the cumulative change in fair value of the outstanding derivatives, which represents AIG’s best estimate of the amount it would need to pay to a willing, able and knowledgeable third-party to assume the obligations under AIGFP’s super senior multi-sector credit default swap portfolio at December 31, 2009.
Arbitrage Portfolio — Corporate Debt/CLOs
     The valuation of credit default swaps written on portfolios of investment-grade corporate debt and CLOs is less complex than the valuation of super senior multi-sector CDO credit default swaps and the valuation inputs are more transparent and readily available.
     During the third quarter of 2009, AIGFP enhanced its valuation methodology for credit default swaps written on portfolios of investment-grade corporate debt. This new methodology uses a mathematical model that produces results that are more closely aligned with prices received from third-parties, rather than relying on market indices.
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This methodology is widely used by other market participants and uses the current market credit spreads of the names in the portfolios along with the base correlations implied by the current market prices of comparable tranches of the relevant market traded credit indices as inputs. Two transactions, representing two percent of the total notional amount of the corporate arbitrage transactions, are valued using third party quotes given their unique attributes.
     AIGFP estimates the fair value of its obligations resulting from credit default swaps written on CLOs to be equivalent to the par value less the current market value of the referenced obligation. Accordingly, the value is determined by obtaining third-party quotes on the underlying super senior tranches referenced under the credit default swap contract.
     No assurance can be given that the fair value of AIGFP’s arbitrage credit default swap portfolio would not change materially if other market indices or pricing sources were used to estimate the fair value of the portfolio.
Regulatory Capital Portfolio
     In the case of credit default swaps written to facilitate regulatory capital relief, AIGFP estimates the fair value of these derivatives by considering observable market transactions. The transactions with the most observability are the early terminations of these transactions by counterparties. AIGFP continues to reassess the expected maturity of this portfolio. As of December 31, 2009, AIGFP estimated that the weighted average expected maturity of the portfolio was 1.35 years. AIGFP has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for AIGFP’s financial institution counterparties is generally derived from the terms of the Capital Accord of the Basel Committee on Banking Supervision (Basel I) that existed through the end of 2007 and which is in the process of being replaced by Basel II. It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small number of specific instances. However, the Basel Committee recently announced that it has agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame. AIGFP also considers other market data, to the extent relevant and available.
     AIGFP does not expect to make any payment under these contracts based on current portfolio conditions and stress analyses performed. Over the contractual life of the transactions, AIGFP is owed contractual premiums over an extended period. However, the expectation that the counterparties will be willing and able to terminate these transactions in the very near term based on the contract provisions and market conditions significantly reduces the expected future cash flows to be received. Consequently, the future expected cash flows validate the observable market transactions used to price the portfolio.
     In light of early termination experience to date and after other analyses, AIG determined that there was no unrealized market valuation adjustment for this regulatory capital relief portfolio for the year ended December 31, 2009 other than (1) for transaction where AIGFP believes the counterparty is no longer using the transaction to obtain regulatory capital relief and (2) for transactions where the counterparty has failed to terminate the transaction early as expected and no longer has any rights to terminate early in the future. During 2009, AIGFP effected the early termination of a CDS transaction written on a European RMBS security of $1.5 billion in net notional amount that was reported as part of Regulatory Capital — Other at a level approximating its fair value at that time. Given its unique structure and concentrated exposure to high loan-to-value Spanish residential mortgages, this transaction had exposed AIGFP to a relatively higher level of liquidity and credit risk than any other regulatory capital CDS exposure, and AIG felt it prudent to terminate the transaction to avoid further deterioration.
     AIG will continue to assess the valuation of this portfolio and monitor developments in the marketplace. Given the potential for further significant deterioration in the credit markets and the risk that AIGFP’s expectations with respect to the termination of these transactions by its counterparties may not materialize, there can be no assurance that AIG will not recognize unrealized market valuation losses from this portfolio in future periods. Moreover, given
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the size of the credit exposure, a decline in the fair value of this portfolio could have a material adverse effect on AIG’s consolidated results of operations for an individual reporting period or to AIG’s consolidated financial condition.
Key Assumptions Used in the BET model — Multi-Sector CDOs
     The most significant assumption used in the BET model is the estimated price of the individual securities within the CDO collateral pools. The following table summarizes the gross transaction notional weighted average price by ABS category.

	Gross Transaction Notional Weighted
	Average Price at December 31,
	2009	2008

ABS Category
RMBS Prime	64.35%	50.46%
RMBS Alt-A	37.47	31.68
RMBS Subprime	29.32	29.02
CMBS	67.14	54.50
CDOs	19.01	17.53
Other	70.62	50.92

Total	42.75%	36.65%

     Prices for the individual securities held by a CDO are obtained in most cases from the CDO collateral managers, to the extent available. For the years ended December 31, 2009 and 2008, CDO collateral managers provided market prices for 62.8 percent and 61.2 percent of the underlying securities, respectively. When a price for an individual security is not provided by a CDO collateral manager, AIGFP derives the price through a pricing matrix using prices from CDO collateral managers for similar securities. Matrix pricing is a mathematical technique used principally to value debt securities without relying exclusively on quoted prices for the specific securities, but rather by relying on the relationship of the security to other benchmark-quoted securities. Substantially all of the CDO collateral managers who provided prices used dealer prices for all or part of the underlying securities, in some cases supplemented by third-party pricing services.
     The BET model also uses diversity scores, weighted average lives, recovery rates and discount rates. The determination of some of these inputs requires the use of judgment and estimates, particularly in the absence of market-observable data. Diversity scores (which reflect default correlations between the underlying securities of a CDO) are obtained from CDO trustees or implied from default correlations. Weighted average lives of the underlying securities are obtained, when available, from external subscription services such as Bloomberg and Intex and, if not available, AIGFP utilizes an estimate reflecting known weighted average lives.
     Collateral recovery rates are obtained from the multi-sector CDO recovery data of a major rating agency. AIGFP utilizes a LIBOR-based interest rate curve to derive its discount rates.
     AIGFP employs similar control processes to validate these model inputs as those used to value AIG’s investment portfolio as described in Fair Value Measurements of Certain Financial Assets and Liabilities — Overview. The effects of the adjustments resulting from the validation process were de minimis for each period presented.
Valuation Sensitivity — Arbitrage Portfolio
Multi-Sector CDOs
     AIG utilizes sensitivity analyses that estimate the effects of using alternative pricing and other key inputs on AIG’s calculation of the unrealized market valuation loss related to the AIGFP super senior credit default swap portfolio. While AIG believes that the ranges used in these analyses are reasonable, given the current difficult market conditions, AIG is unable to predict which of the scenarios is most likely to occur. As recent experience demonstrates,
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actual results in any period are likely to vary, perhaps materially, from the modeled scenarios, and there can be no assurance that the unrealized market valuation loss related to the AIGFP super senior credit default swap portfolio will be consistent with any of the sensitivity analyses. On average, prices for CDOs declined 9.96 percent, 5.57 percent and 0.20 percent of the notional amount outstanding for the first, second and fourth quarters of 2009, respectively. However, for the three-month period ended September 30, 2009, prices for CDOs increased by an average of 5.13 percent of the notional amount outstanding. Further, it is difficult to extrapolate future experience based on current market conditions.
     For the purposes of estimating sensitivities for the super senior multi-sector CDO credit default swap portfolio, the change in valuation derived using the BET model is used to estimate the change in the fair value of the derivative liability. Out of the total $7.9 billion net notional amount of CDS written on multi-sector CDOs outstanding at December 31, 2009, a BET value is available for $4.8 billion net notional amount. No BET value is determined for $3.1 billion of CDS written on European multi-sector CDOs as prices on the underlying securities held by the CDOs are not provided by collateral managers; instead these CDS are valued using counterparty prices. Therefore, sensitivities disclosed below apply only to the net notional amount of $4.8 billion.
     As mentioned above, the most significant assumption used in the BET model is the estimated price of the securities within the CDO collateral pools. If the actual price of the securities within the collateral pools differs from the price used in estimating the fair value of the super senior credit default swap portfolio, there is potential for material variation in the fair value estimate. Any further declines in the value of the underlying collateral securities held by a CDO will similarly affect the value of the super senior CDO securities given their significantly depressed valuations. While the models attempt to predict changes in the prices of underlying collateral securities held within a CDO, the changes are subject to actual market conditions which have proved to be highly volatile, especially given current market conditions. AIG cannot predict reasonably likely changes in the prices of the underlying collateral securities held within a CDO at this time.
The following table presents key inputs used in the BET model, and the potential increase (decrease) to the fair value of the derivative liability by ABS category at December 31, 2009 corresponding to changes in these key inputs:

	Average
	Inputs Used		Increase (Decrease) to Fair Value of Derivative Liability
	at December 31,		Entire	RMBS	RMBS	RMBS
(dollars in millions)	2009	Change	Portfolio	PRIME	ALT-A	Subprime	CMBS	CDOs	Other

Bond prices	41 points	Increase of 5 points	$(314)	$(13)	$(29)	$(146)	$(81)	$(28)	$(17)
		Decrease of 5 points	270	14	28	108	81	17	22

Weighted average life		Increase of 1 year	61	2	7	52	(2)	1	1
	5.51 years	Decrease of 1 year	(121)	(3)	(5)	(114)	4	(1)	(2)

Recovery rates	23%	Increase of 10%	(40)	(1)	(1)	(10)	(20)	(3)	(5)
		Decrease of 10%	50	-	2	19	26	1	2

Diversity score(a)	13	Increase of 5	(9)
		Decrease of 5	34

Discount curve(b)	N/A	Increase of 100 bps	16

(a)	The diversity score is an input at the CDO level. A calculation of sensitivity to this input by type of security is not possible.

(b)	The discount curve is an input at the CDO level. A calculation of sensitivity to this input by type of security is not possible. Furthermore, for this input it is not possible to disclose a weighted average input as a discount curve consists of a series of data points.
     These results are calculated by stressing a particular assumption independently of changes in any other assumption. No assurance can be given that the actual levels of the key inputs will not exceed, perhaps significantly, the ranges assumed by AIG for purposes of the above analysis. No assumption should be made that results calculated from the use of other changes in these key inputs can be interpolated or extrapolated from the results set forth above.
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Corporate Debt
The following table represents the relevant market credit inputs used to estimate the sensitivity for the credit default swap portfolio written on investment-grade corporate debt and the estimated increase (decrease) to fair value of derivative liability at December 31, 2009 corresponding to changes in these market credit inputs:

Input Used at December 31, 2009	Increase (Decrease) To
(in millions)	Fair Value of Derivative Liability

Credit spreads for all names
Effect of an increase by 10 basis points	$31
Effect of a decrease by 10 basis points	$(32)
All base correlations
Effect of an increase by 1%	$7
Effect of a decrease by 1%	$(7)
Assumed recovery rate
Effect of an increase by 1%	$(5)
Effect of a decrease by 1%	$5

     These results are calculated by stressing a particular assumption independently of changes in any other assumption. No assurance can be given that the actual levels of the indices and maturity will not exceed, perhaps significantly, the ranges assumed by AIGFP for purposes of the above analysis. No assumption should be made that results calculated from the use of other changes in these indices and maturity can be interpolated or extrapolated from the results set forth above.
     Other derivatives. Valuation models that incorporate unobservable inputs initially are calibrated to the transaction price. Subsequent valuations are based on observable inputs to the valuation model (e.g., interest rates, credit spreads, volatilities, etc.). Model inputs are changed only when corroborated by observable market data.
Transfers into and out of Level 3
     During the year ended December 31, 2009, AIG transferred into Level 3 approximately $9.6 billion of assets, primarily representing investments in certain ABS, RMBS and CMBS, which coincided with a decrease in market transparency and downward credit migration of these securities, and investments in private placement corporate debt securities, for which pricing adjustments were made to reflect an additional risk premium not captured in the matrix pricing. During the year ended December 31, 2009, AIG transferred approximately $5.8 billion of assets out of Level 3. These transfers out of Level 3 primarily related to investments in certain ABS and RMBS and investments in private placement corporate debt. See Note 5 to the Consolidated Financial Statements for additional information about transfers into and out of Level 3.
AIG 2009 Form 10-K            154

American International Group, Inc., and Subsidiaries
Investments
Investments by Segment
The following tables summarize the composition of AIG’s investments by segment:

		Domestic Life	Foreign Life
		Insurance &	Insurance &
	General	Retirement	Retirement	Financial
(in millions)	Insurance	Services	Services	Services	Other	Total

At December 31, 2009
Fixed maturity securities:
Bonds available for sale, at fair value	$79,507	$116,629	$158,190	$2,057	$9,079	$365,462
Bond trading securities, at fair value	-	846	6,227	19,651	4,519	31,243
Securities lending invested collateral, at fair value	-	-	277	-	-	277
Equity securities:
Common and preferred stock available for sale, at fair value	2,770	320	5,781	22	629	9,522
Common and preferred stock trading, at fair value	48	1	7,881	388	-	8,318
Mortgage and other loans receivable, net of allowance	9	17,728	6,810	428	2,486	27,461
Finance receivables, net of allowance	-	-	-	20,327	-	20,327
Flight equipment primarily under operating leases, net of accumulated depreciation	-	-	-	44,091	-	44,091
Other invested assets	11,668	13,141	13,749	213	6,464	45,235
Securities purchased under agreements to resell, at fair value	-	-	-	2,154	-	2,154
Short-term investments	12,094	17,456	10,652	3,767	3,106	47,075

Total investments	106,096	166,121	209,567	93,098	26,283	601,165
Cash	780	63	1,151	1,847	559	4,400

Total cash and investments	$106,876	$166,184	$210,718	$94,945	$26,842	$605,565

At December 31, 2008
Fixed maturity securities:
Bonds available for sale, at fair value	$69,106	$111,097	$158,660	$1,971	$22,208	$363,042
Bond trading securities, at fair value	-	899	5,397	26,848	4,104	37,248
Securities lending invested collateral, at fair value	790	-	3,054	-	-	3,844
Equity securities:
Common and preferred stock available for sale, at fair value	2,812	280	4,764	8	944	8,808
Common and preferred stock trading, at fair value	283	351	5,300	737	3	6,674
Mortgage and other loans receivable, net of allowance	5	19,475	11,089	367	3,751	34,687
Finance receivables, net of allowance	-	-	5	30,944	-	30,949
Flight equipment primarily under operating leases, net of accumulated depreciation	-	-	-	43,395	-	43,395
Other invested assets	11,474	15,637	14,173	1,247	15,108	57,639
Securities purchased under agreements to resell, at fair value	-	-	-	3,960	-	3,960
Short-term investments	9,253	10,733	17,088	6,238	3,354	46,666

Total investments*	93,723	158,472	219,530	115,715	49,472	636,912
Cash	549	77	5,688	1,719	609	8,642

Total cash and investments	$94,272	$158,549	$225,218	$117,434	$50,081	$645,554

*	At December 31, 2009, approximately 60 percent and 40 percent of investments were held by domestic and foreign entities, respectively, compared to approximately 54 percent and 46 percent, respectively, at December 31, 2008.
155            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Investment Strategy
     AIG’s investment strategies are tailored to the specific business needs of each operating unit. The investment objectives are driven by the business model for each of the businesses: General Insurance, life insurance, retirement services and the Matched Investment Program. The primary objectives are generation of investment income, preservation of capital, liquidity management and growth of surplus to support the insurance products. Market conditions varied in 2009, with notable improvement in the second half of the year increasing the value of the investments that had suffered declines in 2008 and early 2009.
     At the local operating unit level, investment strategies are based on considerations that include the local market, liability duration and cash flow characteristics, rating agency and regulatory capital considerations, legal investment limitations, tax optimization and diversification.
     The majority of assets backing insurance liabilities at AIG consist of intermediate and long duration fixed maturity securities. In the case of life insurance & retirement services companies, as well as in the MIP portfolio, the fundamental investment strategy is, as nearly as is practicable, to match the duration characteristics of the liabilities with comparable duration assets. Fixed maturity securities held by the insurance companies included in the Commercial Insurance Group historically have consisted primarily of laddered holdings of tax-exempt municipal bonds, which provided attractive after-tax returns and limited credit risk. In order to meet the Commercial Insurance Group’s current risk/return and tax objectives, the domestic property and casualty companies have begun to shift investment allocations away from tax exempt municipal bonds towards taxable instruments which meet the companies’ liquidity, duration and quality objectives as well as current risk-return and tax objectives. Fixed maturity securities held by Foreign General Insurance companies consist primarily of intermediate duration high grade securities.
     The market price of fixed maturity securities reflects numerous components, including interest rate environment, credit spread, embedded optionality (such as call features), liquidity, structural complexity, foreign exchange risk, and other credit and non-credit factors. However, in most circumstances, pricing is most sensitive to interest rates, such that the market price declines as interest rates rise, and increases as interest rates fall. This effect is more pronounced for longer duration securities.
     AIG marks to market the vast majority of the invested assets held by its insurance companies. However, with limited exceptions (primarily with respect to separate account products on AIG’s Consolidated Balance Sheet), AIG does not mark-to-market its insurance liabilities for changes in interest rates, even though rising interest rates have the effect of reducing the fair value of such liabilities, and falling interest rates have the opposite effect. This results in the recording of changes in unrealized gains (losses) on securities in Accumulated other comprehensive income resulting from changes in interest rates without any correlative, inverse changes in gains (losses) on AIG’s liabilities. Because AIG’s asset duration in certain low-yield currencies, particularly Japan and Taiwan, is shorter than its liability duration, AIG views increasing interest rates in these countries as economically advantageous, notwithstanding the effect that higher rates have on the market value of its fixed maturity portfolio.
     At December 31, 2009, approximately 53 percent of the fixed maturity securities were in domestic entities. Approximately 27 percent of such securities were rated AAA by one or more of the principal rating agencies. Approximately 11 percent were below investment grade or not rated. AIG’s investment decision process relies primarily on internally generated fundamental analysis and internal risk ratings. Third-party rating services’ ratings and opinions provide one source of independent perspectives for consideration in the internal analysis.
     A significant portion of the foreign fixed maturity portfolio is rated by Moody’s, S&P or similar foreign rating services. Rating services are not available in all overseas locations. AIG’s Credit Risk Committee closely reviews the credit quality of the foreign portfolio’s non-rated fixed maturity securities. At December 31, 2009, approximately 15 percent of the foreign fixed income investments were either rated AAA or, on the basis of AIG’s internal analysis, were equivalent from a credit standpoint to securities so rated. Approximately 5 percent were below investment grade or not rated at that date. Approximately one third of the foreign fixed maturity portfolio is sovereign fixed maturity securities supporting policy liabilities in the country of issuance.
AIG 2009 Form 10-K            156

American International Group, Inc., and Subsidiaries
Discussion of investments by reportable segment is as follows:
General Insurance
     In AIG’s General Insurance business, the duration of liabilities for long-tail casualty lines is greater than other lines. As differentiated from the life insurance & retirement services companies, the focus is not on asset-liability matching, but on preservation of capital and growth of surplus.
     Fixed income holdings of Commercial Insurance are currently comprised primarily of tax-exempt securities, which provide attractive risk-adjusted after-tax returns as well as taxable municipal bonds, government bonds, and agency and corporate securities. The majority of these high quality investments are rated AAA or AA.
     Fixed income assets held in Foreign General Insurance are of high quality and short to intermediate duration, averaging 2.7 years compared to 6.1 years for those in Commercial Insurance.
     While invested assets backing reserves are invested in conventional fixed income securities in Commercial Insurance, a modest portion of surplus is allocated to large capitalization, high-dividend, public equity strategies and to alternative investments, including private equity and hedge funds. Notwithstanding the current environment, these investments have provided a combination of added diversification and attractive long-term returns over time.
Domestic and Foreign Life Insurance & Retirement Services
     With respect to life insurance & retirement services companies, AIG uses asset-liability management as a tool worldwide in these businesses to influence the composition of the invested assets and appropriate marketing strategies. AIG’s objective is to maintain a matched asset-liability structure. However, in certain markets, the absence of long-dated fixed income investment instruments may preclude a matched asset-liability position. In addition, AIG may occasionally determine that it is economically advantageous to be temporarily in an unmatched position. To the extent that AIG has maintained a matched asset-liability structure, the economic effect of interest rate fluctuations is partially mitigated.
     AIG’s investment strategy for its life insurance & retirement services companies is to produce cash flows greater than maturing insurance liabilities. AIG actively manages the asset-liability relationship in its foreign operations, even though certain territories lack qualified long-term investments or certain local regulatory authorities may impose investment restrictions. For example, in several Southeast Asian countries, the duration of investments is shorter than the effective maturity of the related policy liabilities. Therefore, there is risk that the reinvestment of the proceeds at the maturity of the initial investments may be at a yield below that of the interest required for the accretion of the policy liabilities. Additionally, there exists a future investment risk associated with certain policies currently in-force which will have premium receipts in the future. That is, the investment of these future premium receipts may be at a yield below that required to meet future policy liabilities.
     AIG actively manages the interest rate assumptions and crediting rates used for its new and in force business. Business strategies continue to evolve to maintain profitability of the overall business.
     The investment of insurance cash flows and reinvestment of the proceeds of matured securities and coupons requires active management of investment yields while maintaining satisfactory investment quality and liquidity.
     AIG may use alternative investments, including equities, real estate and foreign currency denominated fixed income instruments in certain foreign jurisdictions where interest rates remain low and there are limited long-dated bond markets to extend the duration or increase the yield of the investment portfolio to more closely match the requirements of the policyholder liabilities and DAC recoverability. This strategy has been effectively used in Japan, and more recently, by Nan Shan in Taiwan.
     AIG actively manages the asset-liability relationship in its domestic operations. This relationship is more easily managed through the availability of qualified long-term investments.
157            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
     A number of guaranteed benefits, such as living benefits or guaranteed minimum death benefits, are offered on certain variable life and variable annuity products. AIG manages its exposure resulting from these long-term guarantees through reinsurance or capital market hedging instruments.
     AIG invests in equities for various reasons, including diversifying its overall exposure to interest rate risk. Available for sale bonds and equity securities are subject to declines in fair value. Such declines in fair value are presented in unrealized appreciation or depreciation of investments, net of taxes, as a component of Accumulated other comprehensive income. AIG recognizes the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when AIG does not intend to sell the security or it is more likely than not that AIG will not be required to sell the security prior to recovery. See Investments — Other-Than-Temporary Impairments herein. Generally, insurance regulations restrict the types of assets in which an insurance company may invest. When permitted by regulatory authorities and when deemed necessary to protect insurance assets, including invested assets, from adverse movements in foreign currency exchange rates, interest rates and equity prices, AIG and its insurance subsidiaries may enter into derivative transactions as end users to hedge their exposures. For a further discussion of AIG’s use of derivatives, see Risk Management — Segment Risk Management — Financial Services herein.
Financial Services
Capital Markets
     For a discussion of the unwinding of AIG’s businesses and portfolios, see Capital Resources and Liquidity — AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due — AIGFP Wind-down. The following information relates to AIGFP’s operations during this wind down.
     AIGFP’s management objective is to minimize interest rate, currency, commodity and equity risks associated with its investment securities. AIGFP hedges the market risk associated with the investment securities on a portfolio basis effectively converting the returns. While not qualifying for hedge accounting treatment, these transactions achieve the economic result of limiting interest rate volatility arising from such securities. The market risk associated with such hedges is managed on a portfolio basis.
     Securities purchased under agreements to resell are treated as collateralized financing transactions. AIGFP takes possession of or obtains a security interest in securities purchased under agreements to resell.
     AIGFP uses the proceeds from the issuance of notes and bonds and GIAs to invest in a diversified portfolio of securities, including trading securities, securities available for sale, and derivative transactions. The funds may also be invested in securities purchased under agreements to resell. The proceeds from the disposal of the aforementioned trading securities, securities available for sale and securities purchased under agreements to resell are used to fund the maturing GIAs or other AIGFP financings, or to invest in new assets. For a further discussion of AIGFP’s borrowings, see Capital Resources and Liquidity — Debt herein.
     Capital Markets derivative transactions are carried at fair value. AIGFP reduces its market risk exposure through similarly valued offsetting transactions including swaps, trading securities, options, forwards and futures. For a further discussion on the use of derivatives by Capital Markets, see Results of Operations — Segment Results — Financial Services Operations — Capital Markets and Segment Risk Management — Financial Services — Derivative Transactions herein and Note 11 to the Consolidated Financial Statements.
     AIGFP owns inventories in certain commodities in which it trades, and may reduce the exposure to market risk through the use of swaps, forwards, futures, and option contracts. Physical commodities are recorded at the lower of cost or fair value.
     Trading securities, at fair value, and securities and spot commodities sold but not yet purchased, at fair value, are marked to fair value daily with the unrealized gain or loss recognized in income. These trading securities are purchased and sold as necessary to meet the risk management and business objectives of Capital Markets operations.
AIG 2009 Form 10-K            158

American International Group, Inc., and Subsidiaries
Other Noncore Businesses
     Noncore Asset Management invested assets include those supporting the MIP, proprietary investments of AIG Global Real Estate and other proprietary investments including investments originally acquired for warehouse purposes described below.
     The MIP business strategy is to generate spread income from investments yielding returns greater than AIG’s cost of funds. The asset-liability relationship is actively managed. The goal of the business is to capture a spread between income earned on investments and the funding costs of the program while mitigating interest rate and foreign currency exchange rate risk. The invested assets are predominantly fixed maturity securities and include U.S. residential mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. In addition, the MIP sold credit protection by issuing predominantly single-name investment grade corporate credit default swaps with the intent to earn spread income on credit exposure in an unfunded and leveraged form.
     AIG Global Real Estate maintains a proprietary investment portfolio of direct real estate investments and investments in real estate based joint ventures and partnerships. AIG Global Real Estate invests primarily in strategic and opportunistic development projects domiciled in the U.S., Europe and Asia. AIG Investments holds investments in various direct private equity and private equity funds that were originally acquired as warehouse investments targeted for future managed investment products but which are now considered proprietary investments.
     The following table presents the credit ratings of AIG’s fixed maturity investments:

	December 31,
	2009	2008

Rating:
AAA	23%	27%
AA	24	28
A	28	26
BBB	17	13
Below investment grade	6	4
Non-rated	2	2

Total	100%	100%

159            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Available for Sale Investments
     The following table presents the amortized cost or cost and fair value of AIG’s available for sale securities:

						Other-Than-
	Amortized	Gross	Gross			Temporary
	Cost or	Unrealized	Unrealized		Fair	Impairments
(in millions)	Cost	Gains	Losses		Value	in AOCI(a)

December 31, 2009
Bonds available for sale:
U.S. government and government sponsored entities	$5,098	$174	$(49)		$5,223	$-
Obligations of states, municipalities and political subdivisions	52,324	2,163	(385)		54,102	-
Non-U.S. governments	63,080	3,153	(649)		65,584	(1)
Corporate debt	185,188	10,826	(3,876	)(c)	192,138	119
Mortgage-backed, asset-backed and collateralized:
RMBS	32,173	991	(4,840)		28,324	(2,121)
CMBS	18,717	195	(5,623)		13,289	(739)
CDO/ABS	7,911	284	(1,304)		6,891	(63)

Total bonds available for sale(d)	364,491	17,786	(16,726)		365,551	(2,805)
Equity securities available for sale:
Common stocks	4,460	2,913	(75)		7,298	-
Preferred stocks	740	94	(20)		814	-
Mutual funds	1,264	182	(36)		1,410	-

Total equity securities available for sale	6,464	3,189	(131)		9,522	-

Total	$370,955	$20,975	$(16,857)		$375,073	$(2,805)

December 31, 2008
Bonds available for sale:
U.S. government and government sponsored entities	$4,433	$331	$(59)		$4,705
Obligations of states, municipalities and political subdivisions	62,718	1,150	(2,611)		61,257
Non-U.S. governments	62,176	6,560	(1,199)		67,537
Corporate debt	194,481	4,661	(13,523	)(c)	185,619
Mortgage-backed, asset-backed and collateralized:
RMBS	32,092	645	(2,985)		29,752
CMBS	14,205	126	(3,105)		11,226
CDO/ABS	6,741	233	(843)		6,131
AIGFP(b)	217	-	-		217

Total bonds available for sale(d)	377,063	13,706	(24,325)		366,444
Equity securities available for sale:
Common stocks	5,545	1,035	(512)		6,068
Preferred stocks	1,349	33	(138)		1,244
Mutual funds	1,487	78	(69)		1,496

Total equity securities available for sale	8,381	1,146	(719)		8,808

Total	$385,444	$14,852	$(25,044)		$375,252

(a)
Represents the amount of other-than-temporary impairment losses recognized in Accumulated other comprehensive loss, which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(b)
The amounts represent securities for which AIGFP has not elected the fair value option. At December 31, 2009, a total of $329 million in amortized cost and $375 million in fair value in securities for AIGFP were included in CDO/ABS. Historical amounts were not revised.

(c)	Financial institutions represent approximately 43 percent and 57 percent of the total gross unrealized losses at December 31, 2009 and 2008, respectively.

(d)
At December 31, 2009 and 2008, bonds available for sale held by AIG that were below investment grade or not rated totaled $24.5 billion and $19.4 billion, respectively. At December 31, 2009 and 2008, fixed maturity securities reported on the Consolidated Balance Sheet include $188 million and $442 million, respectively, of short-term investments included in Securities lending invested collateral.

AIG 2009 Form 10-K            160

American International Group, Inc., and Subsidiaries
The following table presents the industry categories of AIG’s available for sale corporate debt securities:

	December 31,
Industry Category	2009	2008

Financial institutions:
Money Center /Global Bank Groups	18%	20%
Regional banks — other	5	5
Life insurance	4	4
Securities firms and other finance companies	2	4
Insurance non-life	3	5
Regional banks — North America	2	3
Other financial institutions	4	1
Utilities	14	13
Communications	8	8
Consumer noncyclical	8	8
Capital goods	7	6
Consumer cyclical	5	5
Energy	6	5
Other	14	13

Total*	100%	100%

*	At December 31, 2009 and 2008, approximately 94 percent and 96 percent, respectively, of these investments were rated investment grade.
Investments in RMBS, CMBS, CDOs and ABS
The following table presents the amortized cost, gross unrealized gains (losses) and fair value of AIG’s investments in RMBS, CMBS, CDOs and ABS:

	December 31, 2009				December 31, 2008
		Gross	Gross			Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Amortized	Unrealized	Unrealized	Fair
(in millions)	Cost*	Gains	Losses	Value	Cost	Gains	Losses	Value

Bonds — available for sale:
AIG, excluding AIGFP:
RMBS	$32,173	$991	$(4,840)	$28,324	$32,092	$645	$(2,985)	$29,752
CMBS	18,717	195	(5,623)	13,289	14,205	126	(3,105)	11,226
CDO/ABS	7,582	238	(1,304)	6,516	6,741	233	(843)	6,131

Subtotal, excluding AIGFP	58,472	1,424	(11,767)	48,129	53,038	1,004	(6,933)	47,109
AIGFP	329	46	-	375	217	-	-	217

Total	$58,801	$1,470	$(11,767)	$48,504	$53,255	$1,004	$(6,933)	$47,326

*	Increases to amortized cost in 2009 primarily reflect the adoption of the new other-than-temporary impairments accounting standard.
161            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Investments in RMBS
The following table presents the amortized cost, gross unrealized gains (losses) and estimated fair value of AIG’s investments in RMBS securities, other than those of AIGFP:

	December 31, 2009					December 31, 2008
		Gross	Gross				Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Percent	Amortized	Unrealized	Unrealized	Fair	Percent
(in millions)	Cost	Gains	Losses	Value	of Total	Cost	Gains	Losses	Value	of Total

RMBS:
U.S. agencies	$12,875	$726	$(22)	$13,579	48%	$12,793	$537	$(22)	$13,308	45%
Prime non-agency(a)	11,458	169	(2,027)	9,600	34	12,744	41	(1,984)	10,801	36
Alt-A	5,371	43	(1,681)	3,733	13	4,927	25	(743)	4,209	14
Other housing- related(b)	870	31	(391)	510	2	410	23	(54)	379	1
Subprime	1,599	22	(719)	902	3	1,218	19	(182)	1,055	4

Total	$32,173	$991	$(4,840)	$28,324	100%	$32,092	$645	$(2,985)	$29,752	100%

(a)	Includes foreign and jumbo RMBS-related securities.

(b)	Primarily wrapped second-lien.
     AIG’s operations, other than AIGFP, held investments in RMBS with an estimated fair value of $28.3 billion at December 31, 2009, or approximately 5 percent of AIG’s total invested assets. In addition, AIG’s insurance operations held investments with a fair value totaling $6.5 billion in CDOs/ABS, of which $6 million included some level of subprime exposure. AIG’s RMBS investments are predominantly in tranches that contain substantial protection features through collateral subordination. At December 31, 2009, approximately 64 percent of these investments were rated AAA, and approximately 5 percent were rated AA by one or more of the principal rating agencies. AIG’s investments rated BBB or below totaled $8.7 billion, or approximately 1 percent of AIG’s total invested assets at December 31, 2009. As of February 17, 2010, $12.1 billion of AIG’s RMBS portfolio had been downgraded as a result of rating agency actions since January 1, 2007, and $169 million of such investments had been upgraded. Of the downgrades, $10.4 billion were AAA rated securities. In addition to the downgrades, as of February 17, 2010, the rating agencies had $377 million of RMBS on watch for downgrade.
     In 2009 and 2008, AIG collected approximately $5.0 billion and $7.5 billion, respectively, of principal payments on RMBS.
AIG 2009 Form 10-K            162

American International Group, Inc., and Subsidiaries
The following table presents the amortized cost of AIG’s RMBS investments, other than those of AIGFP, by year of vintage and credit rating:

At December 31, 2009	Year of Vintage
(in millions)	Prior	2005	2006	2007	2008	2009	Total

Rating:
Total RMBS
AAA	$9,484	$2,779	$1,543	$1,809	$3,310	$1,578	$20,503
AA	895	310	157	81	-	104	1,547
A	410	518	167	247	64	17	1,423
BBB	431	616	233	148	-	-	1,428
Below investment grade	558	851	3,098	2,697	-	-	7,204
Non-rated	-	-	8	-	44	16	68

Total RMBS*	$11,778	$5,074	$5,206	$4,982	$3,418	$1,715	$32,173

Alt-A RMBS
AAA	$1,015	$439	$88	$164	$-	$-	$1,706
AA	207	28	28	33	-	-	296
A	20	105	11	111	-	-	247
BBB	70	58	-	14	-	-	142
Below investment grade	204	250	1,357	1,169	-	-	2,980
Non-rated	-	-	-	-	-	-	-

Total Alt-A	$1,516	$880	$1,484	$1,491	$-	$-	$5,371

Subprime RMBS
AAA	$460	$112	$73	$32	$-	$-	$677
AA	61	57	22	10	-	-	150
A	92	79	14	5	-	-	190
BBB	120	38	1	-	-	-	159
Below investment grade	124	214	70	15	-	-	423
Non-rated	-	-	-	-	-	-	-

Total Subprime	$857	$500	$180	$62	$-	$-	$1,599

Prime non-agency
AAA	$3,634	$578	$383	$298	$-	$298	$5,191
AA	599	219	106	38	-	56	1,018
A	267	266	134	131	64	17	879
BBB	136	509	177	134	-	-	956
Below investment grade	207	368	1,452	1,319	-	-	3,346
Non-rated	-	-	8	-	44	16	68

Total prime non-agency	$4,843	$1,940	$2,260	$1,920	$108	$387	$11,458

*	The weighted average expected life is 7 years.
     AIG’s underwriting practices for investing in RMBS, other asset-backed securities and CDOs take into consideration the quality of the originator, the manager, the servicer, security credit ratings, underlying characteristics of the mortgages, borrower characteristics, and the level of credit enhancement in the transaction. AIG’s strategy is typically to invest in securities rated AA or better at the time of the investment.
163            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Investments in CMBS
The following table presents the amortized cost, gross unrealized gains (losses) and estimated fair value of AIG’s CMBS investments, other than those of AIGFP:

	December 31, 2009					December 31, 2008
		Gross	Gross		Percent		Gross	Gross		Percent
	Amortized	Unrealized	Unrealized	Fair	of	Amortized	Unrealized	Unrealized	Fair	of
(in millions)	Cost*	Gains	Losses	Value	Total	Cost	Gains	Losses	Value	Total

CMBS (traditional)	$16,599	$161	$(4,925)	$11,835	89%	$13,033	$110	$(3,030)	$10,113	92%
ReRemic/CRE CDO	932	20	(578)	374	5	583	2	(47)	538	4
Agency	200	8	(3)	205	1	159	7	(1)	165	1
Other	986	6	(117)	875	5	430	6	(26)	410	3

Total	$18,717	$195	$(5,623)	$13,289	100%	$14,205	$125	$(3,104)	$11,226	100%

*	Increases to amortized cost in 2009 primarily reflect the adoption of the new other-than-temporary impairments accounting standard.
The following table presents the percentage of AIG’s CMBS investments, other than those of AIGFP, by credit rating:

At December 31,	2009	2008

Rating:
AAA	46%	84%
AA	12	8
A	10	6
BBB	12	1
Below investment grade	17	-
Non-rated	3	1

Total	100%	100%

The following table presents the percentage of AIG’s CMBS investments, other than those of AIGFP, by year of vintage:

At December 31,	2009	2008

Year:
2008	1%	1%
2007	27	23
2006	15	11
2005	21	17
2004 and prior	36	48

Total	100%	100%

AIG 2009 Form 10-K            164

American International Group, Inc., and Subsidiaries
The following table presents the percentage of AIG’s CMBS investments, other than those of AIGFP, by geographic region:

At December 31,	2009	2008

Geographic region:
New York	15%	15%
California	14	13
Texas	7	6
Florida	6	6
Virginia	3	3
Illinois	3	3
New Jersey	3	3
Pennsylvania	3	3
Maryland	2	2
Georgia	3	2
All Other*	41	44

Total	100%	100%

*	Includes Non-U.S. locations.
     The following table presents the percentage of AIG’s CMBS investments, other than those of AIGFP, by industry:

At December 31,	2009	2008

Industry:
Office	30%	32%
Retail	30	30
Multi-family	15	16
Lodging	7	7
Industrial	7	7
Other	11	8

Total	100%	100%

     There have been disruptions in the CMBS market due to weakness in underlying commercial real estate fundamentals and the market’s anticipation of increasing delinquencies and defaults. Although the market has improved and CMBS spreads have tightened during 2009, the market value of the holdings continues to be below amortized cost. AIG’s investments in CMBS are predominantly in tranches that contain substantial protection features through collateral subordination. As indicated in the tables, downgrades have occurred on many CMBS holdings. The majority of CMBS holdings are traditional conduit transactions, broadly diversified across property types and geographical areas.
Investments in CDOs
The following table presents the amortized cost of AIG’s CDO investments, other than those of AIGFP, by collateral type:

At December 31,	2009		2008
	Amortized	Percent	Amortized	Percent
(in millions)	Cost*	of Total	Cost	of Total

Collateral Type:
Bank loans (CLO)	$2,015	74%	$824	61%
Synthetic investment grade	220	8	210	16
Other	443	17	291	22
Subprime ABS	33	1	12	1

Total	$2,711	100%	$1,337	100%

*	Increases to amortized cost in 2009 primarily reflect the adoption of the new other-than-temporary impairments accounting standard.
165            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
The following table presents the amortized cost of AIG’s CDO investments, other than those of AIGFP, by credit rating:

At December 31,	2009		2008
	Amortized	Percent	Amortized	Percent
(in millions)	Cost	of Total	Cost	of Total

Rating:
AAA	$325	12%	$386	29%
AA	135	5	180	13
A	1,028	38	574	43
BBB	670	25	168	13
Below investment grade	550	20	16	1
Non-rated	3	-	13	1

Total	$2,711	100%	$1,337	100%

Commercial Mortgage Loans
     At December 31, 2009, AIG had direct commercial mortgage loan exposure of $16.3 billion, with $14.9 billion representing U.S. loan exposure. At that date, over 98 percent of the U.S. loans were current. Foreign commercial mortgage loans of $1.4 billion are secured predominantly by properties in Japan. In addition, at December 31, 2009, AIG had $1.9 billion in residential mortgage loans in jurisdictions outside the United States, primarily secured by properties in Taiwan and Thailand.
The following table presents the U.S. commercial mortgage loan exposure by state and type of loan:

At December 31,
2009
(dollars	Number								Percent
in millions)	of Loans	Amount*	Apartments	Offices	Retails	Industrials	Hotels	Others	of Total

State:
California	213	$4,102	$116	$1,807	$232	$985	$423	$539	28%
New York	75	1,584	307	930	174	40	48	85	11
New Jersey	73	1,286	602	282	276	49	-	77	9
Texas	72	1,061	75	488	127	260	81	30	7
Florida	103	996	45	357	239	114	29	212	6
Pennsylvania	68	535	108	135	142	117	18	15	4
Ohio	62	423	199	51	72	48	40	13	3
Maryland	23	401	28	194	169	1	4	5	2
Arizona	18	329	106	55	61	11	9	87	2
Colorado	25	328	18	207	4	12	27	60	2
Other states	417	3,819	316	1,527	742	408	367	459	26

Total	1,149	$14,864	$1,920	$6,033	$2,238	$2,045	$1,046	$1,582	100%

*	Excludes portfolio valuation losses.
AIG 2009 Form 10-K            166

American International Group, Inc., and Subsidiaries
AIGFP Trading Investments
The following table presents the fair value of AIGFP’s fixed maturity trading investments:

At December 31,	2009		2008
	Fair	Percent	Fair	Percent
(in millions)	Value	of Total	Value	of Total

U.S. government and government sponsored entities	$6,292	33%	$9,594	37%
Non-U.S. governments	247	1	500	2
Corporate debt	1,342	7	3,530	13
State, territories and political subdivisions	365	2	-	-
Mortgage-backed, asset-backed and collateralized	11,016	57	12,445	48

Total	$19,262	100%	$26,069	100%

The following table presents the credit ratings of AIGFP’s fixed maturity trading investments:

At December 31,	2009	2008

Rating:
AAA	64%	74%
AA	13	10
A	12	11
BBB	3	3
Below investment grade	8	2

Total	100%	100%

The following table presents the fair value of AIGFP’s trading investments in RMBS, CMBS, CDO/ABS and other collateralized securities:

At December 31,	2009		2008
	Fair	Percent	Fair	Percent
(in millions)	Value	of Total	Value	of Total

RMBS	$2,806	26%	$3,679	30%
CMBS	2,219	20	2,020	16
CDO/ABS and other collateralized	5,991	54	6,746	54

Total	$11,016	100%	$12,445	100%

Other-Than-Temporary Impairments
     As a result of AIG’s periodic evaluation of its securities for other-than-temporary impairments in value, AIG recorded impairment charges in earnings of $7.8 billion, $48.6 billion and $4.6 billion (including $643 million related to AIGFP recorded in other income) in 2009, 2008, and 2007 respectively. Refer to Note 6 to the Consolidated Financial Statements for a discussion of AIG’s other-than-temporary impairment accounting policy.
167            AIG 2009 Form 10-K

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The following table presents other-than-temporary impairment charges in earnings by segment:

		Domestic Life	Foreign Life
		Insurance &	Insurance &
	General	Retirement	Retirement	Financial
(in millions)	Insurance	Services	Services	Services	Other	Total

December 31, 2009
Impairment Type:
Severity	$118	$829	$428	$2	$515	$1,892
Change in intent	186	656	146	-	48	1,036
Foreign currency declines	9	-	508	-	-	517
Issuer-specific credit events	589	2,260	327	16	993	4,185
Adverse projected cash flows on structured securities	1	76	45	4	23	149

Total	$903	$3,821	$1,454	$22	$1,579	$7,779

December 31, 2008
Impairment Type:
Severity	$2,367	$17,799	$4,546	$94	$2,992	$27,798
Change in intent	372	9,043	1,962	12	129	11,518
Foreign currency declines	-	-	1,903	-	-	1,903
Issuer-specific credit events	1,305	2,160	1,331	15	974	5,785
Adverse projected cash flows on structured securities	7	1,462	24	6	146	1,645

Total	$4,051	$30,464	$9,766	$127	$4,241	$48,649

December 31, 2007
Impairment Type:
Severity	$69	$1,063	$113	$643	$272	$2,160
Change in intent	83	652	224	7	27	993
Foreign currency declines	-	-	500	-	-	500
Issuer-specific credit events	229	158	60	-	50	497
Adverse projected cash flows on structured securities	1	336	3	-	106	446

Total	$382	$2,209	$900	$650	$455	$4,596

AIG 2009 Form 10-K            168

American International Group, Inc., and Subsidiaries
The following table presents other-than-temporary impairment charges in earnings by type of security and type of impairment:

				Other Fixed	Equities/Other
(in millions)	RMBS	CDO/ABS	CMBS	Income	Invested Assets*	Total

December 31, 2009
Impairment Type:
Severity	$844	$481	$55	$133	$379	$1,892
Change in intent	19	8	74	755	180	1,036
Foreign currency declines	-	23	17	475	2	517
Issuer-specific credit events	1,938	330	556	306	1,055	4,185
Adverse projected cash flows on structured securities	105	36	8	-	-	149

Total	$2,906	$878	$710	$1,669	$1,616	$7,779

December 31, 2008
Impairment Type:
Severity	$14,387	$3,011	$6,191	$2,450	$1,759	$27,798
Change in intent	5,300	453	527	4,398	840	11,518
Foreign currency declines	-	59	-	1,511	333	1,903
Issuer-specific credit events	1,948	92	240	2,105	1,400	5,785
Adverse projected cash flows on structured securities	1,608	32	5	-	-	1,645

Total	$23,243	$3,647	$6,963	$10,464	$4,332	$48,649

December 31, 2007
Impairment Type:
Severity	$1,132	$706	$135	$37	$150	$2,160
Change in intent	121	-	4	799	69	993
Foreign currency declines	-	19	-	480	1	500
Issuer-specific credit events	15	1	1	130	350	497
Adverse projected cash flows on structured securities	299	137	8	2	-	446

Total	$1,567	$863	$148	$1,448	$570	$4,596

*	Includes other-than-temporary impairment charges on partnership investments and direct private equity investments.
169            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
The following table presents other-than-temporary impairment charges in earnings by type of security and credit rating:

				Other Fixed	Equities/Other
(in millions)	RMBS	CDO/ABS	CMBS	Income	Invested Assets*	Total

December 31, 2009
Rating:
AAA	$793	$23	$97	$168	$-	$1,081
AA	383	16	77	142	-	618
A	231	345	78	423	-	1,077
BBB	258	110	119	319	-	806
Below investment grade	1,241	344	298	595	-	2,478
Non-rated	-	40	41	22	-	103
Equities/Other invested assets	-	-	-	-	1,616	1,616

Total	$2,906	$878	$710	$1,669	$1,616	$7,779

December 31, 2008
Rating:
AAA	$14,197	$645	$4,228	$476	$-	$19,546
AA	4,159	769	1,056	747	-	6,731
A	1,812	1,545	1,267	2,417	-	7,041
BBB	985	472	271	1,550	-	3,278
Below investment grade	2,025	125	141	4,834	-	7,125
Non-rated	65	91	-	440	-	596
Equities/Other invested assets	-	-	-	-	4,332	4,332

Total	$23,243	$3,647	$6,963	$10,464	$4,332	$48,649

December 31, 2007
Rating:
AAA	$275	$632	$2	$79	$-	$988
AA	914	87	6	112	-	1,119
A	271	73	84	259	-	687
BBB	75	70	41	208	-	394
Below investment grade	24	-	11	533	-	568
Non-rated	8	1	4	257	-	270
Equities/Other invested assets	-	-	-	-	570	570

Total	$1,567	$863	$148	$1,448	$570	$4,596

*	Includes other-than-temporary impairment charges on partnership investments and direct private equity investments.
     AIG has recognized the other-than-temporary impairment charges (severity losses) shown above in 2009, 2008 and 2007, respectively. With the adoption of the new other-than-temporary impairments accounting standard on April 1, 2009, such severity loss charges subsequent to that date exclusively related to equity securities and other invested assets. In all prior periods, such charges primarily related to mortgage-backed, asset-backed and collateralized securities, corporate debt securities of financial institutions and other equity securities. Notwithstanding AIG’s intent and ability to hold such securities until they had recovered their cost or amortized cost basis, and despite structures that indicated, at the time, that a substantial amount of the securities should have continued to perform in accordance with original terms, AIG concluded, at the time, that it could not reasonably assert that the impairment would be temporary.
     Determinations of other-than-temporary impairments are based on fundamental credit analyses of individual securities without regard to rating agency ratings. Based on this analysis, AIG expects to receive cash flows sufficient to cover the amortized cost of all below investment grade securities for which credit losses were not recognized.
AIG 2009 Form 10-K            170

American International Group, Inc., and Subsidiaries
     Pricing of CMBS had been adversely affected by concerns that underlying mortgage defaults will increase. As a result, in the first quarter of 2009 prior to adopting the new other-than-temporary impairments accounting standard, AIG recognized $55 million of other-than-temporary impairment severity charges on CMBS valued at a severe discount to cost, despite the absence of any meaningful deterioration in performance of the underlying credits, because AIG concluded that it could not reasonably assert that the impairment period was temporary.
     In addition to the above severity losses, AIG recorded other-than-temporary impairment charges in 2009 and 2008 related to:
•	securities for which AIG has changed its intent to hold or sell;

•	declines due to foreign exchange rates;

•	issuer-specific credit events;

•	certain structured securities; and

•	other impairments, including equity securities, partnership investments and private equity investments.
     AIG recognized $1.0 billion, $11.5 billion and $993 million in other-than-temporary impairment charges in 2009, 2008, and 2007, respectively, due to changes in intent.
     With respect to the issuer-specific credit events shown above, no other-than-temporary impairment charge with respect to any one single credit was significant to AIG’s consolidated financial condition or results of operations, and no individual other-than-temporary impairment charge exceeded 0.09 percent, 3 percent and 0.20 percent of Total equity in 2009, 2008 and 2007, respectively.
     AIG holds approximately $500 million of affordable housing tax credits as of December 31, 2009, which are carried at fair value. AIG will continue to evaluate its ability to market such credits and their appropriate fair value.
     In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, AIG generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security. The amounts of accretion recognized in earnings for 2009 and 2008 were $735 million and $634 million, respectively. Prior to 2008 there were no material amounts of accretion recorded. For a discussion of recent accounting standards affecting fair values and other-than-temporary impairments, see Notes 1 and 6 to the Consolidated Financial Statements.
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American International Group, Inc., and Subsidiaries
An aging of the pre-tax unrealized losses of fixed maturity and equity securities, distributed as a percentage of cost relative to unrealized loss (the extent by which the fair value is less than amortized cost or cost), including the number of respective items was as follows:

	Less than or equal			Greater than 20%			Greater than 50%
At December 31, 2009	to 20% of Cost(b)			to 50% of Cost(b)			of Cost(b)			Total
Aging(a)		Unrealized			Unrealized			Unrealized			Unrealized
(dollars in millions)	Cost(c)	Loss	Items(f)	Cost(c)	Loss	Items(f)	Cost(c)	Loss	Items(f)	Cost(c)	Loss(d)	Items(f)

Investment grade bonds
0-6 months	$30,644	$815	3,493	$1,773	$519	165	$244	$151	24	$32,661	$1,485	3,682
7-12 months	10,663	589	1,102	7,057	2,286	666	2,870	1,967	324	20,590	4,842	2,092
> 12 months	33,662	2,471	4,337	8,845	2,507	933	1,172	751	128	43,679	5,729	5,398

Total	$74,969	$3,875	8,932	$17,675	$5,312	1,764	$4,286	$2,869	476	$96,930	$12,056	11,172

Below investment grade bonds
0-6 months	$1,721	$106	271	$681	$179	63	$169	$113	51	$2,571	$398	385
7-12 months	2,893	338	456	2,862	986	293	2,626	1,840	276	8,381	3,164	1,025
> 12 months	2,176	194	370	1,920	556	154	514	358	82	4,610	1,108	606

Total	$6,790	$638	1,097	$5,463	$1,721	510	$3,309	$2,311	409	$15,562	$4,670	2,016

Total bonds
0-6 months	$32,365	$921	3,764	$2,454	$698	228	$413	$264	75	$35,232	$1,883	4,067
7-12 months	13,556	927	1,558	9,919	3,272	959	5,496	3,807	600	28,971	8,006	3,117
> 12 months	35,838	2,665	4,707	10,765	3,063	1,087	1,686	1,109	210	48,289	6,837	6,004

Total(e)	$81,759	$4,513	10,029	$23,138	$7,033	2,274	$7,595	$5,180	885	$112,492	$16,726	13,188

Equity securities
0-6 months	$1,195	$69	682	$94	$24	75	$-	$-	1	$1,289	$93	758
7-12 months	262	29	63	16	6	29	3	3	4	281	38	96
> 12 months	-	-	-	-	-	-	-	-	-	-	-	-

Total	$1,457	$98	745	$110	$30	104	$3	$3	5	$1,570	$131	854

(a)	Represents the number of consecutive months that fair value has been less than cost by any amount.

(b)	Represents the percentage by which fair value is less than cost at the balance sheet date.

(c)	For bonds, represents amortized cost.

(d)	The effect on Net income of unrealized losses after taxes will be mitigated upon realization because certain realized losses will be charged to participating policyholder accounts, or realization will result in current decreases in the amortization of certain DAC.

(e)	Includes securities lending invested collateral.

(f)	Item count is by CUSIP by subsidiary.
     For 2009, net unrealized gains related to fixed maturity and equity securities increased by $14.3 billion ($9.3 billion after tax), reflecting an increase in fair value primarily due to the narrowing of credit spreads, partially offset by the reversal of prior other-than-temporary impairment charges in connection with the adoption of a new accounting standard which changed the recognition criteria for other-than-temporary impairment charges.
     See also Note 6 to the Consolidated Financial Statements.
Risk Management
Overview
     AIG continues to focus on enhancing its risk management control environment, risk management processes and its enterprise risk management functions, at the board, corporate and individual business levels. In March 2009, the Board of Directors expanded the role of its Finance Committee to incorporate risk and finalized the charter of the Finance & Risk Management Committee. Similarly, the revised charter of the expanded Compensation & Management Resources Committee was approved. At the corporate level, the AIG Risk & Capital Committee (ARCC) was formed to ensure that risks and their effect on capital are assessed and consolidated in a coordinated
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American International Group, Inc., and Subsidiaries
fashion at senior levels of the company. In addition, two steering committees were formed to oversee the wind-down of the real estate (Global Real Estate Steering Committee) and financial products (AIGFP Steering Committee) portfolios. At the business level, the asset/liability committees and sub-committees have become increasingly active in the management of their assets and liabilities and their inherent risks.
     AIG continues to explore process improvements and risk mitigation strategies, both at the corporate and business levels in an effort to minimize the capital and liquidity needs of AIG’s local legal entities. However, limited liquidity in the markets and a limitation in the number of counterparties willing to transact with AIG continue to constrain AIG’s ability to utilize techniques for mitigating its exposure to credit, market and liquidity risks.
     During 2009, AIG continued to build on its scenario-related stress testing for purposes of its asset-liability and liquidity management processes. AIG’s de-risking strategies have resulted in the following:
•	reduction of certain foreign exchange exposures at the local entity level by selling or hedging investments denominated in non-local currencies;

•	reduction of certain foreign exchange exposures at the AIG level by hedging non-U.S. dollar exposures; and

•	reduction of regulatory capital charges and volatility of earnings by selling certain equity and alternative investments, including common stock, mutual funds and real estate investments.
     The major risks to which AIG is exposed include the following:
•	Credit risk — the potential loss arising from an obligor’s inability or unwillingness to meet its obligations to AIG.

•	Market risk — the potential loss arising from adverse fluctuations in interest rates, foreign currencies, equity and commodity prices, and their levels of volatility. Market risk includes credit spread risk, the potential loss arising from adverse fluctuations in credit spreads of securities or counterparties.

•	Operational risk — the potential loss resulting from inadequate or failed internal processes, people, and systems, or from external events.

•	Liquidity risk — the potential inability to meet all payment obligations when they become due.

•	General insurance risk — the potential loss resulting from inadequate premiums, insufficient reserves and catastrophic exposures.

•	Life insurance risk — the potential loss resulting from experience deviating from expectations for mortality, morbidity and termination rates in the insurance-oriented products and insufficient cash flows to cover contract liabilities in the retirement savings products.
     AIG is also exposed to reputational risk, which is defined as the risk of direct loss or loss in future business because of damage to AIG’s reputation. Damage to the company’s reputation can arise from a large number of issues, including potential conflicts of interest; legal and regulatory requirements; ethical issues; and sales and trading practices. In addition, reputational risk can be both the cause of or result from the major risks outlined above. See Item 1A Risk Factors — Reputational Harm.
     The primary responsibility for risk management lies with the business executives within AIG’s segments. The business executives are responsible for establishing and maintaining risk management processes in their areas of activity under the risk management framework established by AIG senior management, and responding to their specific business needs and issues, including risk concentrations within their respective businesses. The primary focus of corporate risk management is to provide oversight of these processes in the businesses and to assess the risk of AIG incurring economic losses from concentrations of risk in the risk categories outlined above.
Corporate Risk Governance
     AIG’s major risks are addressed at the corporate level through Enterprise Risk Management (ERM), which is headed by AIG’s Chief Risk Officer (CRO). ERM reports to the Chief Executive Officer and is responsible for
173            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
assisting AIG’s business leaders, executive management and Board of Directors to identify, assess, quantify, manage and mitigate the risks incurred by AIG.
     An important goal of ERM is to ensure that, after appropriate governance, authorities, procedures and policies have been established, aggregated risks do not result in inappropriate concentrations. Senior management defines the policies and has established general operating parameters for its global businesses and various oversight committees to monitor the risks attendant to its businesses. These committees include the ARCC, as previously described, Credit Risk Committee (CRC), Liquidity Risk Committee (LRC), Catastrophic & Emerging Risks Committee (CERC), Complex Structured Finance Transaction Committee (CSFTC) and Global and Regional Pricing Committees.
•	The CRC is responsible for the following:
•	approving credit risk policies and procedures for use throughout AIG;

•	delegating credit authority to business unit credit officers and select business unit managers;

•	approving transaction requests and limits for corporate, sovereign, structured finance and cross-border credit exposures that exceed delegated authorities;

•	establishing and maintaining AIG’s risk rating process for corporate, financial and sovereign obligors;

•	conducting regular reviews of credit risk exposures in the portfolios of all credit-incurring business units; and

•	reviewing all credit concentration risks.
•	The LRC is responsible for liquidity policy and implementation at AIG parent and exercises oversight and control of liquidity policies at each AIG entity. See Capital Resources and Liquidity herein.

•	The CERC is responsible for enhancing and consolidating AIG’s existing processes to analyze, discuss, quantify and report to senior management the risks to AIG of potential catastrophic events that have been insured by AIG’s various divisions. The committee meets regularly and discusses potential events and emerging risks that may materialize in the future. The committee’s membership includes senior underwriting, actuarial, and risk management professionals.

•	A CSFT is any AIG transaction or product that may involve a heightened legal, regulatory, accounting or reputational risk that is developed, marketed or proposed by AIG or a third-party The CSFTC has the authority and responsibility to review and approve any proposed CSFT. The CSFTC provides guidance to and monitors the activities of transaction review committees (TRCs) which have been established in all major business units. TRCs have the responsibility to identify, review and refer CSFTs to the CSFTC.

•	The Global Pricing Committee provides oversight of AIG’s pricing valuation practices and processes and has delegated operational responsibility to the Regional Pricing Committees to implement and monitor these practices within the underlying businesses of each respective region.
Credit Risk Management
     AIG devotes considerable resources to managing its direct and indirect credit exposures, such as those arising from fixed income investments, deposits, corporate and consumer loans, leases, reinsurance recoverables, counterparty risk in derivatives activities, cessions of insurance risk to reinsurers and customers, credit risk assumed through credit derivatives written, financial guarantees and letters of credit. Credit risk is defined as the risk that AIG’s customers or counterparties are unable or unwilling to repay their contractual obligations when they become due. Credit risk may also be manifested: (i) through the downgrading of credit ratings of counterparties whose credit instruments AIG may be holding, or, in some cases, insuring, causing the value of the assets to decline or insured risks to rise; and (ii) as cross-border risk where a country (sovereign government risk) or one or more non-sovereign obligors within a country are unable to repay an obligation or are unable to provide foreign exchange to service a credit or equity exposure incurred by another AIG business unit located outside that country.
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American International Group, Inc., and Subsidiaries
     AIG’s credit risks are managed at the corporate level by the Credit Risk Management department (CRM) whose primary role is to support and supplement the work of the businesses and the CRC. CRM is headed by AIG’s Chief Credit Officer (CCO), who reports to AIG’s CRO. AIG’s CCO is primarily responsible for the development and maintenance of credit risk policies and procedures approved by the CRC. In discharging this function CRM has the following responsibilities:
•	approve delegated credit authorities to CRM credit executives and business unit credit officers;

•	manage the approval process for all requests for credit limits, program limits and transactions above delegated authorities;

•	aggregate globally all credit exposure data by counterparty, country and industry and report risk concentrations regularly to and review with the CRC and the Finance and Risk Management Committee of the Board of Directors;

•	administer regular portfolio credit reviews of all investment, derivative and credit-incurring business units and recommend any corrective actions where required;

•	develop methodologies for quantification and assessment of credit risks, including the establishment and maintenance of AIG’s internal risk rating process; and

•	approve appropriate credit reserves and methodologies at the business unit and enterprise levels.
     The CRC also approves concentration limits on U.S. and international business unit consumer loan portfolios, including the mortgage insurance activities of UGC. In addition, the CRC is also responsible for establishing concentration limits on Asset Management Group’s exposures in U.S. and international RMBS, CMBS, and CDOs. See Investments herein.
     AIG monitors and controls its company-wide credit risk concentrations and attempts to avoid unwanted or excessive risk accumulations, whether funded or unfunded. To minimize the level of credit risk in certain circumstances, AIG may require third-party guarantees, reinsurance or collateral, such as letters of credit and trust account deposits. These guarantees, letters of credit and reinsurance recoverables are also treated as credit exposure and are added to AIG’s risk concentration exposure data.
     AIG defines its aggregate credit exposures to a counterparty as the sum of its fixed maturities, loans, finance leases, reinsurance recoverables, derivatives (mark-to-market), deposits and letters of credit (both in the case of financial institutions) and the specified credit equivalent exposure to certain insurance products which embody credit risk.
The following table presents AIG’s largest credit exposures as a percentage of Total equity:

At December 31, 2009			Credit Exposure
			as a Percentage
Category	Risk Rating(a)		of Total Equity

Investment Grade:
10 largest combined	A-	(b)	102.8	%(c)
Single largest non-sovereign (financial institution)	BBB-		9.4
Single largest corporate	AA		3.4
Single largest sovereign	AAA		21.3
Non-Investment Grade:
Single largest sovereign	BB-		1.9
Single largest non-sovereign	BB		0.6

(a)	Reflects AIG’s internal risk ratings.

(b)	Four of the ten largest credit exposures are to financial institutions, four are to investment-grade rated sovereigns and two are to government-sponsored entities. None of the top ten is rated lower than BBB- or its equivalent.

(c)	Exposure to the ten largest combined as a percentage of Total equity was 150.7 percent at December 31, 2008.
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     AIG monitors its aggregate cross-border exposures by country and regional group of countries. AIG defines its cross-border exposure to include both cross-border credit exposures and its cross-border investments in its own international subsidiaries. Nine countries had cross-border exposures in excess of 10 percent of Total equity at December 31, 2009 (eight countries and 20 percent at December 31, 2008). Based on AIG’s internal risk ratings, at that date, six were rated AAA, two were rated AA and one was rated A. The two largest sovereign exposures are to Bermuda and the United Kingdom.
     In addition, AIG reviews and manages its industry concentrations. AIG’s single largest industry credit exposure is to the global financial institutions sector, which includes banks and finance companies, securities firms, insurance and reinsurance companies, and government-sponsored entities (Federal National Mortgage Association and Federal Home Loan Mortgage Association).
The following table presents AIG’s largest credit exposures to the global financial institution sector as a percentage of Total equity:

	Credit Exposure
	as a Percentage
At December 31, 2009	of Total Equity

Industry Category:
Money Center / Global Bank Groups	83.9	%*
Government-Sponsored Entities	20.1
European Regional Financial Institutions	15.1
Global Life Insurance Companies	14.1
Global Reinsurance Companies	12.2
Asian Regional Financial Institutions	8.0
North American Based Regional Financial Institutions	7.4
Supranational Banks	7.3

*	Exposure to Money Center/Global Bank Groups as a percentage of Total equity was 138.7 percent at December 31, 2008.
     AIG’s exposure to its five largest money center/global bank group institutions was 33.5 percent of Total equity at December 31, 2009 (56.8 percent of Total equity at December 31, 2008).
     Credit exposure to Global Reinsurance Companies was 12.2 percent of Total equity compared to 18.4 percent at December 31, 2008. Credit exposure to Transatlantic, previously a consolidated subsidiary, was added to this category. Transatlantic now represents AIG’s largest reinsurance credit exposure, with approximately $1.6 billion of uncollateralized reinsurance assets. Transatlantic’s core operating subsidiaries have financial strength ratings of A by A.M. Best and A+ by S&P.
     AIG also has a risk concentration through the investment portfolios of its insurance companies in the U.S. municipal sector. AIG holds approximately $48.6 billion of tax-exempt and taxable securities issued by a wide number of municipal authorities across the U.S. and its territories. A majority of these securities are held in available-for-sale portfolios of AIG’s domestic property-casualty insurance companies. These securities are comprised of the general obligations of states and local governments, revenue bonds issued by these same governments and bonds issued by transportation authorities, universities, state housing finance agencies and hospital systems. The average credit quality of these issuers is A+.
     Currently, several states, local governments and other issuers are facing pressures on their budget revenues from the effects of the recession and have had to cut spending and draw on reserve funds. Consequently, several municipal issuers in AIG’s portfolios have been downgraded one or more notches by the rating agencies. The most notable of these issuers is the State of California, of which AIG holds approximately $1.1 billion of general obligation bonds and which at December 31, 2009 was also the largest single issuer in AIG’s municipal finance portfolio. Nevertheless, despite the budget pressures facing the sector, AIG does not expect any significant defaults in portfolio holdings of municipal issuers.
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     The CRC reviews quarterly concentration reports in all categories listed above as well as credit trends by risk ratings. The CRC may adjust limits to provide reasonable assurance that AIG does not incur excessive levels of credit risk and that AIG’s credit risk profile is properly calibrated across business units.
Market Risk Management
     AIG is exposed to market risks, primarily within its insurance and capital markets businesses (see Capital Resources and Liquidity — AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due — AIGFP Wind-down regarding its market risk issues and management as transactions in that business are wound down). For AIG’s insurance operations, the asset-liability exposures are predominantly structural in nature, and not the result of speculative positioning to take advantage of short-term market opportunities. For example, the business model of life insurance and retirement savings is to collect premiums or deposits from policyholders and invest the proceeds in predominantly long-term, credit based assets. A spread is earned over time between the asset yield and the cost payable to policyholders. The asset and liability profiles are managed so that the cash flows resulting from invested assets are sufficient to meet policyholder obligations when they become due without the need to sell assets prematurely into a potentially distressed market. In periods of severe market volatility, depressed and illiquid market values on otherwise performing investments diminish shareholders’ equity even without the realization of actual credit event related losses. Such diminution of capital strength has caused downward pressure on the market’s assessment of the financial strength and the credit ratings of insurers.
     The Market Risk Management and Independent Valuation function (MRMIV), which reports to the CRO, is responsible for control and oversight of all frequently traded market risks within AIG. The Insurance Risk Management function (IRM), which also reports to the CRO, is responsible for control and oversight of non-frequently traded asset liability management risks and risk aggregation across AIG’s financial services, insurance, and investment activities.
     AIG’s market exposures can be categorized as follows:
•	Benchmark interest rates. Benchmark interest rates are also known as risk-free interest rates and are associated with either the government / treasury yield curve or the swap curve. The fair value of AIG’s significant fixed maturity securities portfolio changes as benchmark interest rates change.

•	Credit spread or risk premium. Credit spread risk is the potential for loss due to a change in an instrument’s risk premium or yield relative to that of a comparable-duration, default-free instrument.

•	Equity and alternative investment prices. AIG’s exposure to equity and alternative investment prices arises from direct investments in common stocks and mutual funds, from minimum benefit guarantees embedded in the structure of certain variable annuity and variable life insurance products and from other equity-like investments, such as partnerships comprised of hedge funds and private equity funds, private equity investments, commercial real estate and real estate funds.

•	Foreign currency exchange rates. AIG is a globally diversified enterprise with significant income, assets and liabilities denominated in, and significant capital deployed in, a variety of currencies.
     AIG uses a number of measures and approaches to measure and quantify its market risk exposure, including:
•	Duration / key rate duration. Duration is the measure of the sensitivities of a fixed-income instrument to the parallel shift in the benchmark yield curve. Key rate duration measures sensitivities to the movement at a given term point on the yield curve.

•	Scenario analysis. Scenario analysis uses historical, hypothetical, or forward-looking macro-economic scenarios to assess and report exposures. Examples of hypothetical scenarios include a 100 basis point parallel shift in the yield curve or a 10 percent immediate and simultaneous decrease in world-wide equity markets.
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•	Value-at-Risk (VaR). VaR is a summary statistical measure that uses the estimated volatility and correlation of market factors to calculate the maximum loss that could occur over a defined period of time with a specified level of statistical confidence. VaR measures not only the size of individual exposures but also the interaction between different market exposures, thereby providing a portfolio approach to measuring market risk. A key shortcoming of the VaR approach is its reliance on historical data, making VaR calculations essentially “backward looking.” This shortcoming was most evident during the recent credit crisis.

•	Stress testing. Stress testing is a special form of scenario analysis whereby the scenarios used are designed to lead to a material adverse outcome (for example, the stock market crash of October 1987 or the widening of yields or spread of RMBS or CMBS during 2008). Stress testing is often used to address VaR shortcomings and complement VaR calculations. Particularly in times of significant volatility in financial markets, using stress scenarios provides more pertinent and forward-looking information on market risk exposure than VaR results based upon historical data alone.
     The magnitudes of volatilities of financial markets and degree of correlation among different markets, risks and asset classes in 2008 were unprecedented and rendered the VaR measure that is based on historical data analysis a much less reliable and indicative risk measure. As a result, AIG is using sensitivities for non-Capital Markets activities under specific scenarios to convey the magnitude of its exposures to various key market risk factors, such as yield curve, equity markets and alternative assets, and foreign currency exchange rates. For Insurance, Noncore Asset Management, and Financial Services (excluding Capital Markets), these sensitivities and scenarios are shown in the table below.
Insurance and Financial Services (excluding Capital Markets) Sensitivities
The following table provides estimates of AIG’s sensitivity to changes in yield curves, equity prices and foreign currency exchange rates:

As of
December 31,
	Exposure			Effect
(dollars in
millions)	2009	2008	Sensitivity Factor	2009	2008

Yield sensitive assets	$524,000	$500,000	100 bps parallel increase in all yield curves	$(26,200)	$(23,500)
Equity and alternative investments exposure	$44,000	$47,000	20% decline (15% in 2008) in stock prices and value of alternative investments*	$(8,800)	$(7,050)
Foreign currency exchange rates net exposure	$22,000	$17,000	10% depreciation of all foreign currency exchange rates against the U.S. dollar	$(2,200)	$(1,700)

*	2008 utilized a sensitivity factor of 15 percent for Equity and Alternative Investments. Using a 20 percent factor, the effect would have been $9.4 billion.
     Exposures for yield curves include assets that are directly sensitive to yield curve movements, such as fixed-maturity securities, loans, finance receivables and short-term investments (excluding consolidated separate account assets). Exposures for equity and alternative investment prices include investments in common stocks, preferred stocks, mutual funds, hedge funds, private equity funds, commercial real estate and real estate funds (excluding consolidated separate account assets and consolidated managed partnerships and funds). Exposures to foreign currency exchange rates reflect AIG’s consolidated non-U.S. dollar net capital investments on a GAAP basis. Comparisons of 2009 exposures to 2008 are as follows:
•	total yield sensitive assets increased 4.8 percent ($24 billion) compared to 2008, primarily due to improving markets which increased asset prices (specifically, fixed income securities), partially offset by asset reductions from the 2009 divestiture of certain businesses and a decrease in loan values ($17.5 billion) due to a decline in the loan portfolio combined with a steepening in yield curves, particularly in the U.S.;

•	equity and alternative investments declined reflecting the effects of the poor 2008 market performance, in particular in partnership investments (down approximately $5.2 billion). These decreases were partially offset by
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the recovering world equity markets, which added approximately $2 billion in common and preferred stock investments; and

•	the net increase in foreign exchange net combined exposure reflects: approximately $4.3 billion increase in the Taiwan dollar due to aggressive capital management-driven local hedging program (away from U.S. and other non-local currencies); $4.2 billion increase in Japanese yen primarily due to surrender activity in Japan; partially offset by a number of relatively small decreases in other currencies with a net combined position totaling approximately $4.0 billion.
     The above sensitivities of a 100 basis point increase in yield curves, a 20 percent decline in equities and alternative assets, and a 10 percent depreciation of all foreign currency exchange rates against the U.S. dollar were chosen solely for illustrative purposes. The selection of these specific events should not be construed as a prediction, but only as a demonstration of the potential effects of such events. These scenarios should not be construed as the only risks AIG faces; these events are shown as an indication of several possible losses AIG could experience. In addition, losses from these and other risks could be materially higher than illustrated.
     The sensitivity factors utilized for 2009 and presented above were selected based on historical data from 1989 to 2009, as follows (see the table below):
•	a 100 basis point parallel shift in the yield curve is broadly consistent with a one standard deviation movement of the benchmark ten-year treasury yield;

•	a 20 percent drop for equity and alternative investments is broadly consistent with a one standard deviation movement in the S&P 500. In the 2008 sensitivity analysis, a standard deviation of 15 percent was based on the experience of the 20 years ended December 31, 2007; the volatile 2008 period was deemed to be a stress event and was thus excluded; and

•	a 10 percent depreciation of foreign currency exchange rates is consistent with a one standard deviation movement in the U.S. dollar (USD)/Japanese Yen (JPY) exchange rate.

							Original 2008 Scenario
				2009 Scenario			(based on
				as a		2009 as a	Standard
			Suggested	Multiple of	2009	Multiple of	Deviation for
		Standard	2009	Standard	Change/	Standard	1987-2007
	Period	Deviation	Scenario	Deviation	Return	Deviation	Period)

10-Year Treasury	1989-2009	1.0%	1.0%	1.0	1.6%	1.6	1.0%

S&P 500	1989-2009	19.3%	20.0%	1.0	23.5%	1.2	15.0%
USD/JPY	1989-2009	10.6%	10.0%	0.9	(2.6)%	0.2	10.0%

Operational Risk Management
     AIG’s Operational Risk Management department (ORM) oversees AIG’s operational risk management practices. The Director of ORM reports to the CRO. ORM is responsible for establishing the framework, principles and guidelines of AIG’s operational risk management program. AIG has implemented an operational risk management framework including a risk and control self assessment (RCSA) process.
     Each business unit is responsible for implementing the components of the operational risk management program to ensure that effective operational risk management practices are utilized throughout AIG. Business units continue to enhance their governance frameworks in order to perform more robust risk assessments. In addition, business units involved in the disposition process are engaged in the assessment of the specific operational risks attendant to a separation from AIG.
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Insurance Risk Management
Reinsurance
     AIG uses reinsurance programs for its insurance risks as follows:
•	facultative agreements to cover large individual exposures;

•	quota share treaties to cover specific books of business;

•	excess-of-loss treaties to cover large losses;

•	excess or surplus automatic treaties to cover individual life risks in excess of stated per-life retention limits; and

•	catastrophe treaties to cover specific catastrophes, including earthquake, windstorm and flood.
     AIG monitors its exposures to natural catastrophes and takes corrective actions to limit its exposure with respect to particular geographic areas, companies, or perils.
     AIG’s Reinsurance Security Department (RSD) conducts periodic detailed assessments of the financial status and condition of current and potential reinsurers, both foreign and domestic. The RSD monitors both the nature of the risks ceded to the reinsurers and the aggregation of total reinsurance recoverables ceded to reinsurers. Such assessments may include, but are not limited to, identifying if a reinsurer is appropriately licensed and has sufficient financial capacity and evaluating the local economic environment in which a foreign reinsurer operates.
     The RSD reviews the nature of the risks ceded to reinsurers and the need for credit risk mitigants. For example, in AIG’s treaty reinsurance contracts, AIG frequently includes provisions that require a reinsurer to post collateral when a referenced event occurs. Furthermore, AIG limits its unsecured exposure to reinsurers through the use of credit triggers which include but are not limited to, insurer financial strength rating downgrades, declines in statutory surplus below pre-determined levels, decreases in NAIC risk-based capital (RBC) below certain levels, or setting maximum limits for reinsurance recoverables. In addition, AIG’s CRC reviews all reinsurer exposures and credit limits and approves most large reinsurer credit limits above pre-set limits that represent actual or potential credit concentrations. AIG believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to AIG, nor is AIG’s business substantially dependent upon any single reinsurance contract.
     AIG enters into intercompany reinsurance transactions for its General Insurance and life insurance & retirement services operations. AIG enters into these transactions as a sound and prudent business practice in order to maintain underwriting control and spread insurance risk among AIG’s various insurance company subsidiaries and to leverage economies of scale with external reinsurers. When required for statutory recognition, AIG obtains letters of credit from third-party financial institutions to collateralize these intercompany transactions. At December 31, 2009, approximately $5.4 billion of letters of credit were outstanding to cover intercompany reinsurance transactions among subsidiaries.
     Although reinsurance arrangements do not relieve AIG subsidiaries from their direct obligations to insureds, an efficient and effective reinsurance program substantially mitigates AIG’s exposure to potentially significant losses. AIG continually evaluates the reinsurance markets and the relative attractiveness of various arrangements for coverage, including structures such as catastrophe bonds, insurance risk securitizations, “sidecars” and similar vehicles.
     AIG purchased U.S. property catastrophe coverage of approximately $4.22 billion and $1.5 billion in 2010 and 2009, respectively, in excess of a per occurrence deductible of $2.0 billion. In addition, AIG purchased over $320 million in workers’ compensation catastrophe reinsurance.
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Reinsurance Recoverable
     General reinsurance recoverable assets are comprised of:
•	balances due from reinsurers for indemnity losses and loss expenses billed to, but not yet collected from, reinsurers (collectively, Paid Losses Recoverable);

•	ultimate ceded reserves for indemnity losses and expenses, including reserves for claims reported but not yet paid and estimates for IBNR (collectively, Ceded Loss Reserves); and

•	ceded Reserves for Unearned Premiums.
     At December 31, 2009, reinsurance recoverable assets of $21.4 billion include Paid Losses Recoverable of $744 million, Ceded Loss Reserves of $17.5 billion, and Ceded Reserves for Unearned Premiums of $3.2 billion. The methods used to estimate IBNR and to establish the resulting ultimate losses involve projecting the frequency and severity of losses over multiple years and are continually reviewed and updated by management. Any adjustments are reflected in income. It is AIG’s belief that the ceded reserves for losses and loss expenses at December 31, 2009 reflect a reasonable estimate of the ultimate losses recoverable. Actual losses may differ from the reserves currently ceded.
     AIG manages the credit risk in its reinsurance relationships by transacting with reinsurers that it considers financially sound, and when necessary AIG requires reinsurers to post collateral in the form of funds withheld, securities in reinsurance trust accounts and/or irrevocable letters of credit. This collateral can be drawn on for amounts that remain unpaid beyond specified time periods on an individual reinsurer basis. At December 31, 2009, approximately 56 percent of the reinsurance assets were from unauthorized reinsurers. The terms authorized and unauthorized pertain to regulatory categories, not creditworthiness. More than 52 percent of these balances were collateralized, permitting statutory recognition. Additionally, with the approval of insurance regulators, AIG posted approximately $1.5 billion of letters of credit issued by commercial banks and $2.8 billion of funded trusts in favor of certain General Insurance companies to permit those companies statutory recognition of balances otherwise uncollateralized at December 31, 2009. The remaining 44 percent of the reinsurance assets were from authorized reinsurers. At December 31, 2009, approximately 85 percent of the balances with respect to authorized reinsurers are from reinsurers rated A (excellent) or better, as rated by A.M. Best, or A (strong) or better, as rated by S&P. These ratings are measures of financial strength.
The following table presents information for each reinsurer representing in excess of four percent of AIG’s total Reinsurance assets:

At December 31, 2009			Gross	Percent of		Uncollateralized
	S&P	A.M. Best	Reinsurance	Reinsurance	Collateral	Reinsurance
(in millions)	Rating(a)	Rating(a)	Assets	Assets, Net	Held(b)	Assets

Reinsurer:
Transatlantic	A+	A	$1,692	8.1%	$105	$1,587
Swiss Reinsurance Group of Companies	A+	A	$1,569	7.6%	$372	$1,197
Munich Reinsurance Group of Companies	AA-	A+	$1,597	7.5%	$677	$920
Lloyd’s Syndicates — Lloyd’s of London(c)	A+	A	$908	4.3%	$99	$809

(a)	The financial strength ratings reflect the ratings of the various reinsurance subsidiaries of the companies listed as of February 5, 2010.

(b)	Excludes collateral held in excess of applicable treaty balances.

(c)	Excludes Equitas gross reinsurance assets that are unrated, which are less than five percent of AIG’s general reinsurance assets.
     AIG maintains an allowance for estimated unrecoverable reinsurance of $440 million. At December 31, 2009, AIG had no significant reinsurance recoverables due from any individual reinsurer that was financially troubled (i.e., liquidated, insolvent, in receivership or otherwise subject to formal or informal regulatory restriction). In the current environment of weaker economic conditions and strained financial markets, certain reinsurers are reporting
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losses and could be subject to rating downgrades. AIG’s reinsurance recoverable exposures are primarily to the regulated subsidiaries of such companies which are subject to minimum regulatory capital requirements. The RSD, in conjunction with CRM, is reviewing these developments, is monitoring compliance with credit triggers that may require the reinsurer to post collateral, and, as appropriate, will seek to use other means to mitigate any material risks arising from these developments.
Segment Risk Management
     Other than as described above, AIG manages its business risk oversight activities through its operating segments.
Insurance Operations
     AIG’s multiple insurance businesses conducted on a global basis expose AIG to a wide variety of risks with different time horizons. These risks are managed throughout the organization, both centrally and locally, through a number of procedures, including:
•	pre-launch approval of product design, development and distribution;

•	underwriting approval processes and authorities;

•	exposure limits with ongoing monitoring;

•	modeling and reporting of aggregations and limit concentrations at multiple levels (policy, line of business, product group, country, individual/group, correlation and catastrophic risk events);

•	compliance with financial reporting and capital and solvency targets;

•	extensive use of reinsurance, both internal and third-party; and

•	review and establishment of reserves.
     AIG closely manages insurance risk by overseeing and controlling the nature and geographic location of the risks in each line of business underwritten, the terms and conditions of the underwriting and the premiums charged for taking on the risk. Concentrations of risk, including, but not limited to wind, flood, earthquake, terrorism and accident are analyzed using various modeling techniques.
     AIG has two major categories of insurance risks as follows:
•	General Insurance — risks covered include property, casualty, fidelity/surety, management liability and mortgage insurance. Risks in the general insurance segment are managed through aggregations and limitations of concentrations at multiple levels: policy, line of business, correlation and catastrophic risk events.

•	Domestic Life Insurance & Retirement Services and Foreign Life Insurance & Retirement Services — risks include mortality and morbidity in the insurance-oriented products and insufficient cash flows to cover contract liabilities in the retirement savings-oriented products. Risks are managed through product design, sound medical underwriting, external traditional reinsurance programs and external catastrophe reinsurance programs.
     AIG is a major purchaser of reinsurance for its insurance operations. The use of reinsurance facilitates insurance risk management (retention, volatility, concentrations) and capital planning locally (branch and subsidiary). AIG may purchase reinsurance on a pooled basis. Pooling of AIG’s reinsurance risks enables AIG to purchase reinsurance more efficiently at a consolidated level, manage global counterparty risk and relationships and manage global catastrophe risks, both for the General Insurance and Life Insurance & Retirement Services businesses.
General Insurance
     In General Insurance, underwriting risks are managed through the application approval process, exposure limitations as well as through exclusions, deductibles and self-insured retentions, coverage limits and reinsurance. The risks covered by AIG are managed through sound underwriting practices, pricing procedures and the use of actuarial
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analysis as part of the determination of overall adequacy of provisions for insurance contract liabilities. Underwriting practices and pricing procedures are based on historical experience, current regulation and judicial decisions as well as proposed or anticipated regulatory changes. Climate change and related regulatory initiatives may increase both the frequency and severity of claims or the cost of defending such claims. General Insurance policies are primarily written for periods of 12 months or less providing General Insurance with the ability to modify underwriting practices and pricing procedures; limiting the financial impact to such increase in claims. Each line of business and many individual policyholders may have different exposures to the effects of climate change. While it is not possible to precisely quantify the impact of a policyholder’s operations on climate change, underwriters routinely evaluate the potential effect on greenhouse gas emissions when considering policy renewals. Property and casualty insurance policies typically exclude or significantly limit coverage for pollution and related environmental damage. While these pollution exclusions have sustained judicial scrutiny and have not been overturned by judicial decisions, there can be no assurance that future court decisions will uphold prior case law precedents.
     A primary goal of AIG in managing its General Insurance operations is to achieve an underwriting profit. To achieve this goal, AIG must be disciplined in its risk selection, premiums must be adequate, and terms and conditions must be appropriate to cover the risk accepted.
Catastrophe Exposures
     The nature of AIG’s business exposes it to various catastrophic events in which multiple losses across multiple lines of business can occur in any calendar year. In order to control this exposure, AIG uses a combination of techniques, including setting aggregate limits in key business units, monitoring and modeling accumulated exposures, and purchasing catastrophe reinsurance to supplement its other reinsurance protections. The majority of policies exposed to catastrophic events are one-year contracts allowing AIG to quickly adjust its exposure to catastrophic events in the event climate changes increase the frequency or severity of such events.
     Natural disasters, such as hurricanes, earthquakes and other catastrophes, have the potential to adversely affect AIG’s operating results. Other risks, such as a pandemic disease, like the Swine Flu Influenza A Virus (H1N1), could adversely affect AIG’s business and operating results to an extent that may be only partially offset by reinsurance programs.
     AIG evaluates catastrophic events and assesses the probability of occurrence and magnitude of catastrophic events through the use of industry recognized models, among other techniques. AIG updates these models by periodically monitoring the exposure risks of AIG’s worldwide General Insurance operations and adjusting such models accordingly. Changing climate conditions have added to the unpredictability and frequency of natural disasters (including, but not limited to, hurricanes, tornadoes, floods and fires) increasing the uncertainty as to future trends and exposures. Following is an overview of modeled losses associated with the more significant natural perils, which includes exposures for Commercial Insurance and Foreign General. Significant A&H exposures have been added to these results as well. The modeled results assume that all reinsurers fulfill their obligations to AIG in accordance with their terms.
     It is important to recognize that there is no standard methodology to project the possible losses from total property and workers’ compensation exposures. Further, there are no industry standard assumptions to be utilized in projecting these losses. The use of different methodologies and assumptions could materially change the projected losses. Therefore, these modeled losses may not be comparable to estimates made by other companies. These estimates are inherently uncertain and may not reflect AIG’s maximum exposures to these events. It is highly likely that AIG’s losses will vary, perhaps significantly, from these estimates.
     The modeled results provided in the table below were based on the aggregate exceedence probability (AEP) losses, which represent total property, workers’ compensation, life, and A&H losses that may occur in any single year from one or more natural events. The A&H data include exposures for United States, Japan and Taiwan earthquakes. These exposures represent the largest share of A&H exposures to earthquakes. A&H losses were modeled using April 2008 data. The property exposures for the divisions with AIG’s largest property exposures, Lexington commercial lines and Private Client Group, were modeled with data as of August 2009, and June 2009 data was used for most
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other divisions. All reinsurance program structures, domestic and international, reflect the reinsurance programs in place as of January 31, 2010. The values provided were based on 100-year return period losses, which have a one percent likelihood of being exceeded in any single year. Thus, the model projects that there is a one percent probability that AIG could incur in any year losses in excess of the modeled amounts for these perils. Losses include loss adjustment expenses and the net values include reinstatement premiums.

At December 31, 2009			Net of 2010
		Net of 2010	Reinsurance,	Percent of
(in millions)	Gross	Reinsurance	After Tax	Total Equity

Natural Peril:
Earthquake	$6,932	$3,530	$2,294	2.3%
Tropical Cyclone*	$7,384	$4,299	$2,794	2.8%

*	Includes hurricanes, typhoons and European Windstorms.
     Gross earthquake and tropical cyclone modeled losses decreased $973 million and $214 million, respectively, compared to 2008, while net losses decreased $951 million and $219 million, respectively, compared to 2008. These decreases are primarily due to decreases in AIG’s exposure and increases in U.S. catastrophe reinsurance.
     In addition to the return period loss, AIG evaluates potential single event earthquake and hurricane losses that may be incurred. The single events utilized are a subset of potential events identified and utilized by Lloyd’s (see Lloyd’s Realistic Disaster Scenarios, Scenario Specifications, April 2006) and referred to as Realistic Disaster Scenarios (RDS). The purpose of this analysis is to utilize these RDS to provide a reference frame and place into context the model results. However, it is important to note that the specific events used for this analysis do not necessarily represent the worst case loss that AIG could incur from this type of an event in these regions. The losses associated with the RDS are included in the following table.
Single-event modeled property and workers’ compensation losses to AIG’s worldwide portfolio of risk for key geographic areas are set forth below. Gross values represent AIG’s liability after the application of policy limits and deductibles, and net values represent losses after reinsurance is applied; the net losses also include reinsurance reinstatement premiums. Both gross and net losses include loss adjustment expenses.

At December 31, 2009		Net of 2010
(in millions)	Gross	Reinsurance

Natural Peril:
Miami Hurricane	$7,996	$3,725
San Francisco Earthquake	$6,732	$2,599
Los Angeles Earthquake	$6,650	$2,909
Gulf Coast Hurricane	$5,357	$3,074
Northeast Hurricane	$4,429	$2,651
Japanese Earthquake	$1,066	$477
European Windstorm	$425	$301
Japanese Typhoon	$282	$139

     AIG also monitors key international property risks utilizing modeled statistical return period losses. Based on these simulations, the 100-year return period loss for Japanese Earthquake is $610 million gross and $283 million net; the 100-year return period loss for European Windstorm is $675 million gross and $464 million net; and the 100-year return period loss for Japanese Typhoon is $504 million gross and $325 million net.
     ACTUAL RESULTS IN ANY PERIOD ARE LIKELY TO VARY, PERHAPS MATERIALLY, FROM THE MODELED SCENARIOS, AND THE OCCURRENCE OF ONE OR MORE SEVERE EVENTS COULD HAVE A MATERIAL ADVERSE EFFECT ON AIG’S FINANCIAL CONDITION, RESULTS OF OPERATIONS AND LIQUIDITY.
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Terrorism
     Exposure to loss from terrorist attack is controlled by limiting the aggregate accumulation of workers’ compensation and property insurance that is underwritten within defined target locations. Modeling is used to provide projections of probable maximum loss by target location based upon the actual exposures of AIG policyholders.
     Terrorism risk is monitored to manage AIG’s exposure. AIG shares its exposures to terrorism risks under the Terrorism Risk Insurance Program Reauthorization Act of 2007 (TRIPRA). During 2009, AIG’s deductible under TRIPRA was approximately $3.8 billion, with a 15 percent share of certified terrorism losses in excess of the deductible. As of January 1, 2010, the deductible decreased to approximately $3.3 billion, with a 15 percent share of certified terrorism losses in excess of the deductible.
Life Insurance & Retirement Services Companies
     For AIG’s domestic and foreign life insurance & retirement services companies, the primary risks are the following:
•	Pricing risk, which represents the potential exposure to loss resulting from actual policy experience emerging adversely in comparison to the assumptions made in product pricing associated with mortality, morbidity, termination and expenses; and

•	Investment risk, which represents the exposure to loss resulting from the cash flows from the invested assets being less than cash flows required to meet the obligations of the expected policy and contract liabilities and the necessary return on investments.

•	Interest rate risk due to the long duration of liabilities and the sensitivity to changes in interest rates.
     AIG businesses manage these risks through product design, exposure limitations and the active management of the asset-liability relationship in their operations. The emergence of significant adverse experience would require an adjustment to DAC and benefit reserves that could have a material adverse effect on AIG’s consolidated results of operations for a particular period. For a further discussion of this risk, see Item 1A. Risk Factors — Adjustments to Deferred Policy Acquisition Costs for Life Insurance and Retirement Services Companies.
     AIG’s Foreign Life Insurance & Retirement Services companies generally limit their maximum underwriting exposure on life insurance of a single life to approximately $5 million of coverage. AIG’s Domestic Life Insurance and Domestic Retirement Services companies generally limit their maximum underwriting exposure on life insurance of a single life to $15 million of coverage, in certain circumstances by using yearly renewable term reinsurance. For AIG’s life insurance & retirement services companies, the reinsurance programs provide risk mitigation per life for individual and group covers and for catastrophic risk events.
Pandemic Influenza
     On June 11, 2009, the World Health Organization (WHO) raised its alert level to 6 and declared that the new variant influenza H1N1 had reached pandemic alert status. Although AIG continues to monitor the developing facts, current evidence suggests that a resulting pandemic will be of moderate severity with some chance that it could be severe. To date, the virus has been mostly mild. The virus is occurring disproportionately in younger people and there is some evidence that individuals over 60 may have some resistance to the virus due to pre-existing immunity. Individuals infected generally recover fully after a few days and hospitalization rates have been low. However, it should be noted that instances have been identified in which the H1N1 virus demonstrated a resistance to Tamiflu, the preferred treatment for the virus. The emergence of this resistant virus, or the emergence of a more virulent virus during the Northern Hemisphere flu season could result in a more severe pandemic.
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     A significant global pandemic could have a material adverse effect on the life insurance & retirement services companies operating results and liquidity from increased mortality and morbidity rates.
     Utilizing a scenario-based approach and an industry standard model, AIG has analyzed its insurance risk associated with pandemic influenza. For a severe event, considered to be a recurrence of the 1918 Flu Pandemic, the analysis indicates AIG could incur a pre-tax loss of approximately $6.3 billion if this event were to recur. For a mild event, considered to be a recurrence of the influenza epidemic of 1968, the analysis indicates AIG could incur a pre-tax loss of approximately $0.6 billion if such an event were to recur. These analyses were based on 2008 policy data representing approximately 95 percent of AIG’s individual life, group life and credit life books of business, net of reinsurance at that point in time. These estimates do not include claims that could be made under other policies, such as business interruption or general liability policies, and do not reflect estimates for losses resulting from disruption of AIG’s own business operations or asset valuation losses that may arise consequent to such a pandemic. These related losses may be significant and in some scenarios exceed the losses incurred from AIG’s life insurance coverages.
Financial Services
     AIG’s Financial Services subsidiaries engage in diversified activities including aircraft leasing, capital markets, consumer finance and insurance premium finance. Together, the Aircraft Leasing, Capital Markets and Consumer Finance operations generate the majority of the revenues produced by the Financial Services operations. A.I. Credit also contributes to Financial Services income principally by providing insurance premium financing for both AIG’s policyholders and those of other insurers.
Capital Markets
     Capital Markets represents the operations of AIGFP, which engaged as principal in a wide variety of financial transactions, including standard and customized financial products involving commodities, credit, currencies, energy, equities and interest rates. AIGFP also invested in a diversified portfolio of securities and principal investments and engaged in borrowing activities that involve issuing standard and structured notes and other securities and entering into GIAs. AIGFP is currently being wound down. See Capital Resources and Liquidity — AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due — AIGFP Wind-down.
     The senior management of AIG defines the policies and establishes general operating parameters for Capital Markets operations. AIG’s senior management has established various oversight committees to monitor on an ongoing basis the various financial market, operational and credit risk attendant to the Capital Markets operations. The senior management of AIGFP reports the results of its operations to and reviews future strategies with AIG’s senior management.
     AIGFP actively manages its exposures to limit potential economic losses, and in doing so, AIGFP must continually manage a variety of exposures including credit, market, liquidity, operational and legal risks.
Derivative Transactions
     A counterparty may default on any obligation to AIG, including a derivative contract. Credit risk is a consequence of extending credit and/or carrying trading and investment positions. Credit risk exists for a derivative contract when that contract has a positive fair value to AIG. The maximum potential exposure will increase or decrease during the life of the derivative commitments as a function of maturity and market conditions. To help manage this risk, AIGFP’s credit department operates within the guidelines set by the CRC. Transactions which fall outside these pre-established guidelines require the specific approval of the CRC. It is also AIG’s policy to include credit valuation adjustments for potential counterparty default when necessary.
     In addition, AIGFP utilizes various credit enhancements, including letters of credit, guarantees, collateral, credit triggers, credit derivatives and margin agreements to reduce the credit risk relating to its outstanding financial derivative transactions. AIGFP requires credit enhancements in connection with specific transactions based on, among other things, the creditworthiness of the counterparties, and the transaction’s size and maturity. Furthermore, AIGFP generally seeks to enter into agreements that have the benefit of set-off and close-out netting provisions.
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These provisions provide that, in the case of an early termination of a transaction, AIGFP can set off its receivables from a counterparty against its payables to the same counterparty arising out of all covered transactions. As a result, where a legally enforceable netting agreement exists, the fair value of the transaction with the counterparty represents the net sum of estimated fair values. The fair value of AIGFP’s interest rate, currency, commodity and equity swaps, options, swaptions, and forward commitments, futures, and forward contracts reported in unrealized gains on swaps, options and forward transactions approximated $7.6 billion at December 31, 2009 and $16.0 billion at December 31, 2008. Where applicable, these amounts have been determined in accordance with the respective master netting agreements.
     AIGFP evaluates the counterparty credit quality by reference to ratings from rating agencies or, where such ratings are not available, by internal analysis consistent with the risk rating policies of the CRC. In addition, AIGFP’s credit approval process involves pre-set counterparty and country credit exposure limits subject to approval by the CRC and, for particularly credit-intensive transactions, requires approval from the CRC. AIG estimates that the average credit rating of Capital Markets derivatives counterparties, measured by reference to the fair value of its derivative portfolio as a whole, is equivalent to the AA rating category.
The following table presents the fair value of Capital Markets derivatives portfolios by counterparty credit rating:

At December 31,
(in millions)	2009	2008

Rating:
AAA	$896	$3,278
AA	1,286	4,963
A	3,682	5,815
BBB	1,535	1,694
Below investment grade	213	251

Total	$7,612	$16,001

     See Critical Accounting Estimates and Note 11 for additional discussion related to derivative transactions.
Capital Markets Trading VaR
     AIGFP attempts to minimize risk in benchmark interest rates, equities, commodities and foreign exchange. Market exposures in option-implied volatilities, correlations and basis risks are also minimized over time.
     AIGFP’s minimal reliance on market risk-driven revenue is reflected in its VaR. AIGFP’s VaR calculation is based on the interest rate, equity, commodity and foreign exchange risk arising from its portfolio. Credit-related factors, such as credit spreads or credit default, are not included in AIGFP’s VaR calculation. Because the market risk with respect to securities available for sale, at market, is substantially hedged, segregation of the financial instruments into trading and other than trading was not considered necessary. AIGFP operates under established market risk limits based upon this VaR calculation. In addition, AIGFP back-tests its VaR.
     In the calculation of VaR for AIGFP, AIG uses the historical simulation methodology based on estimated changes to the value of all transactions under explicit changes in market rates and prices within a specific historical time period. AIGFP attempts to secure reliable and independent current market prices, such as published exchange prices, external subscription services, such as Bloomberg or Reuters, or third-party or broker quotes. When such prices are not available, AIGFP uses an internal methodology that includes extrapolation from observable and verifiable prices nearest to the dates of the transactions. Historically, actual results have not deviated from these models in any material respect.
     AIGFP reports its VaR level using a 95 percent confidence level and a one-day holding period, facilitating risk comparison with AIGFP’s trading peers and reflecting the fact that market risks can be actively assumed and offset in AIGFP’s trading portfolio.
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The following table presents the year-end, average, high, and low VaRs on a diversified basis and of each component of market risk for Capital Markets operations. The diversified VaR is usually smaller than the sum of its components due to correlation effects.

		For the Year				For the Year
		Ended				Ended
		December 31, 2009				December 31, 2008
	At				At
(in millions)	December 31, 2009	Average	High	Low	December 31, 2008	Average	High	Low

Total AIG trading market risk:
Diversified	$3	$3	$6	$2	$3	$5	$9	$3
Interest rate	3	2	5	2	2	2	4	1
Currency	-	1	3	-	2	1	4	-
Equity	1	1	3	1	2	2	4	2
Commodity	-	-	1	-	1	4	7	1

     See Critical Accounting Estimates — Valuation of Level 3 Assets and Liabilities for a comprehensive discussion of AIGFP’s super senior credit default swap portfolio.
Aircraft Leasing
     AIG’s Aircraft Leasing operations represent the operations of ILFC, which generates its revenues primarily from leasing new and used commercial jet aircraft to foreign and domestic airlines. Revenues also result from the re-marketing of commercial jet aircraft for ILFC’s own account and re-marketing and fleet management services for airlines and financial institutions. Risks inherent in this business, which are managed at the business unit level, include the following:
•	the risk that there will be no market for the aircraft acquired;

•	the risk that aircraft cannot be placed with lessees;

•	the risk of non-performance by lessees; and

•	the risk that aircraft and related assets cannot be disposed of at the time and in a manner desired.
     The airline industry is sensitive to changes in economic conditions and is cyclical and highly competitive. Airlines and related companies may be affected by political or economic instability, terrorist activities, changes in national policy, competitive pressures, fuel prices and shortages, labor stoppages, pilot shortages, insurance costs, recessions, health concerns and other political or economic events adversely affecting world or regional trading markets.
     ILFC’s revenues and pre-tax income may be adversely affected by the volatile competitive environment in which its customers operate. ILFC is exposed to pre-tax loss and liquidity strain through non-performance of aircraft lessees, through owning aircraft which it is unable to sell or re-lease at acceptable rates at lease expiration, and, in part, through committing to purchase aircraft which it is unable to lease.
     ILFC is currently marketing various aircraft portfolios for potential sale. Significant uncertainties exist as to the aircraft comprising any actual sale portfolio, the terms of any sale portfolio (including price), and whether any portfolio sale will be approved. See Capital Resources and Liquidity — Liquidity — Liquidity of Parent and Subsidiaries — Financial Services — ILFC for further discussion.
     To date ILFC manages the risk of nonperformance by its lessees with security deposit requirements, repossession rights, overhaul requirements and close monitoring of industry conditions through its marketing force. More than 90 percent of ILFC’s fleet is leased to non-U.S. carriers, and the fleet, comprised of the most efficient aircraft in the airline industry, continues to be in high demand from such carriers.
     ILFC’s management formally reviews regularly, and no less frequently than quarterly, issues affecting ILFC’s fleet, including events and circumstances that may cause impairment of aircraft values. Management evaluates aircraft in the fleet as necessary based on these events and circumstances. ILFC recognized an impairment related to its fleet in
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2009 of $51 million. ILFC has, in the past, been able to re-lease the aircraft without diminution in lease rates that would result in an impairment and did not recognize any impairment charges in 2008 or 2007.
Consumer Finance
     AIG’s Consumer Finance operations in North America are principally conducted through AGF. AGF derives most of its revenues from finance charges assessed on real estate loans, secured and unsecured non-real estate loans and retail sales finance receivables. In the second quarter of 2008, AGF ceased its wholesale origination activities (originations through mortgage brokers).
     AIG’s foreign consumer finance operations are principally conducted through AIGCFG. AIGCFG operates primarily in emerging and developing markets. As of December 31, 2009, AIGCFG has operations in Argentina, Poland, Taiwan, India and Colombia.
     Many of AGF’s borrowers are non-prime or subprime. The real estate loans are comprised principally of first-lien mortgages on residential real estate generally having a maximum term of 360 months, and are considered non-conforming. The real estate loans are principally closed-end accounts and fixed rate products. AGF does not offer mortgage products with borrower payment options that allow for negative amortization of the principal balance. The majority of AGF’s non-real estate loans are secured by consumer goods, automobiles or other personal property. Both secured and unsecured non-real estate loans and retail sales finance receivables generally have a maximum term of 60 months.
     Current economic conditions, such as interest rate and employment levels, can have a direct effect on the borrowers’ ability to repay these loans. AGF manages the credit risk inherent in its portfolio by using credit scoring models at the time of credit applications, established underwriting criteria and review procedures. AGF systematically monitors the quality of the finance receivables portfolio and determines the appropriate level of the allowance for losses through its Credit Strategy and Policy Committee. This Committee bases its conclusions on quantitative analyses, qualitative factors, current economic conditions and trends, and each Committee member’s experience in the consumer finance industry.
     The overall credit quality of AGF’s finance receivable portfolio deteriorated during 2009 due to negative economic fundamentals, the aging of the real estate loan portfolio and portfolio sales and liquidations. Based upon anticipated difficult economic conditions for the U.S. consumer, AGF expects credit quality to remain under pressure in 2010.
     At December 31, 2009, the 60-day delinquency rate for the entire portfolio increased by 225 basis points to 7.24 percent compared to December 31, 2008, while the 60-day delinquency rate for real estate loans increased by 277 basis points to 7.88 percent. For 2009, AGF’s net charge-off rate increased to 3.92 percent compared to 2.08 percent in 2008.
     AGF’s allowance for finance receivable losses as a percentage of outstanding receivables was 8.11 percent at December 31, 2009 compared to 4.61 percent at December 31, 2008.
     AIGCFG monitors the quality of its finance receivable portfolio and determines the appropriate level of the allowance for losses through several internal committees. These committees base their conclusions on quantitative analysis, qualitative factors, current economic conditions and trends, political and regulatory implications, competition and the judgment of the committees’ members.
     AIG’s Consumer Finance operations are exposed to credit risk and risk of loss resulting from adverse fluctuations in interest rates and payment defaults. Credit loss exposure is managed through a combination of underwriting controls, mix of finance receivables, collateral and collection efficiency. Large product programs and exposures to certain high risk products are subject to CRC approval.
     Over half of the finance receivables are real estate loans which are collateralized by the related properties. With respect to credit losses, the allowance for losses is maintained at a level considered adequate to absorb anticipated credit losses existing in that portfolio as of the balance sheet date.
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Noncore Asset Management Operations
     AIG’s Noncore Asset Management operations are exposed to various forms of credit, market and operational risks. Noncore Asset Management complies with AIG’s corporate risk management guidelines and framework and is subject to periodic reviews by the CRC. Investment decisions and recommendations made on behalf of AIG subsidiaries are referred to the applicable investment committee for approval. The majority of the credit and market risk exposures within Noncore Asset Management results from the MIP and the investment activities of AIG Global Real Estate and to a lesser extent, assets originally acquired for warehouse purposes.
     In the MIP, the primary risk is investment risk, which represents the exposure to loss resulting from the cash flows from the invested assets being less than the cash flows required to meet the obligations of the liabilities and the necessary return on investments. Credit risk is also a significant component of the investment strategy for these businesses. Market risk is taken in the form of duration and convexity risk. While AIG generally maintains a matched asset-liability relationship, it may occasionally determine that it is economically advantageous to be in an unmatched duration position. The risks in the MIP are managed through exposure limitations, active management of the investment portfolios and close oversight of the asset-liability relationship.
     AIG Global Real Estate is exposed to the general conditions in global real estate markets and credit markets. Such exposure can subject AIG Global Real Estate to delays in real estate property development, stabilization and sales, thereby resulting in additional carrying costs and, in turn, adversely affecting operating results. The lack of available funding for development, repositioning and refinancing is also negatively affecting current market conditions. The focus of AIG Global Real Estate is on managingexisting investments. No platform growth initiatives are being actively pursued. Periodically, AIG assesses whether there are any indicators which suggest that the value of AIG Global Real Estate’s real estate investments may be impaired, including but not limited to declines in property operating performance, general market conditions, and changes to asset plans or strategies. Increases in capitalization rates, discount rates, and vacancies along with adverse changes in local market conditions contributed to valuation declines. As a result, AIG recorded impairment charges of $1.2 billion to reflect the declines in market value during 2009. AIG’s exposure to real estate investments is monitored on an ongoing basis by the Asset Management Real Estate Investment Committee. In addition, a Real Estate Steering Committee was established with responsibility for oversight of AIG Global Real Estate’s restructuring efforts, including, but not limited to, making recommendations with regard to restructuring alternatives, capital optimization, evaluating and approving decisions for AIG Global Real Estate’s investments and periodically assessing ongoing changes to the underlying conditions of AIG Global Real Estate’s investments.
     Noncore Asset Management is also exposed to market and liquidity risk with respect to proprietary direct private equity and fund investments originally acquired for warehouse purposes. As a result of AIG’s restructuring initiatives, AIG Investments’ intended launch of new products and funds for which these warehoused investments were targeted have been abandoned. Further, these investments will not be included in the announced sale of AIG’s third party asset management business. Accordingly, AIG will retain all current warehoused investments with a carrying value of $455 million at December 31, 2009 as permanent balance sheet investments until such time that they can be divested. Further, certain of these warehoused investments include unfunded investment commitments of $155 million at December 31, 2009 which are to be funded over the next three to five years. AIG accounts for these investments based on the attributes of the investment using consolidation, equity or cost accounting methods, as appropriate. AIG has worked to divest these warehouse investments and related unfunded investment commitments through secondary market sales and to transfer of such assets and investment commitments to AIG operating companies where appropriate. During the fourth quarter of 2009, AIG divested more than $335 million in unfunded investment commitments related to warehoused investments with approximately $90 million divested in early 2010. AIG continues to manage the warehouse assets and unfunded investment commitments.
Item 7A. Quantitative and Qualitative Disclosures About Market Risk
     Included in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
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Item 8. Financial Statements and Supplementary Data
American International Group, Inc. and Subsidiaries Index to Financial Statements and Schedules
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American International Group, Inc., and Subsidiaries
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of American International Group, Inc.:
     In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of American International Group, Inc. and its subsidiaries (AIG) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, AIG maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). AIG’s management is responsible for these financial statements and financial statement schedules, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control Over Financial Reporting appearing under Item 9A. Our responsibility is to express opinions on these financial statements, on the financial statement schedules, and on AIG’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.
     As described in Note 1 to the consolidated financial statements, AIG changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009, as well as the classification of non-controlling interests in partially owned consolidated subsidiaries as of January 1, 2009. Also, as of January 1, 2008, AIG adopted a new framework for measuring fair value and elected an option to report selected financial assets and liabilities at fair value. Also, on January 1, 2007 AIG changed the manner in which it accounts for internal replacements of certain insurance and investment contracts, uncertainty in income taxes, and changes or projected changes in the timing of cash flows relating to income taxes generated by leveraged lease transactions.
     As discussed in Note 1 to the consolidated financial statements, AIG has received substantial financial support from the Federal Reserve Bank of New York and the United States Department of the Treasury. AIG is dependent upon the continued financial support of the U.S. government.
     A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
     Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ PricewaterhouseCoopers
New York, New York
February 26, 2010
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Consolidated Balance Sheet

	December 31,	December 31,
(in millions)	2009	2008
Assets:
Investments:
Fixed maturity securities:
Bonds available for sale, at fair value (amortized cost: 2009 – $364,358; 2008 – $373,600)	$365,462	$363,042
Bond trading securities, at fair value	31,243	37,248
Securities lending invested collateral, at fair value (cost: 2009 – $320; 2008 – $3,905)	277	3,844
Equity securities:
Common and preferred stock available for sale, at fair value (cost: 2009 – $6,464; 2008 – $8,381)	9,522	8,808
Common and preferred stock trading, at fair value	8,318	6,674
Mortgage and other loans receivable, net of allowance (portion measured at fair value: 2009 – $119; 2008 – $131)	27,461	34,687
Finance receivables, net of allowance	20,327	30,949
Flight equipment primarily under operating leases, net of accumulated depreciation	44,091	43,395
Other invested assets (portion measured at fair value: 2009 – $18,888; 2008 – $24,857)	45,235	57,639
Securities purchased under agreements to resell, at fair value	2,154	3,960
Short-term investments (portion measured at fair value: 2009 – $23,975; 2008 – $19,316)	47,075	46,666

Total investments	601,165	636,912
Cash	4,400	8,642
Accrued investment income	5,152	5,999
Premiums and other receivables, net of allowance	16,549	21,088
Reinsurance assets, net of allowance	22,425	23,495
Current and deferred income taxes	4,108	11,734
Deferred policy acquisition costs	40,814	45,782
Real estate and other fixed assets, net of accumulated depreciation	4,142	5,566
Unrealized gain on swaps, options and forward transactions, at fair value	9,130	13,773
Goodwill	6,195	6,952
Other assets, including prepaid commitment asset of $7,099 in 2009 and $15,458 in 2008 (portion measured at fair value: 2009 – $288; 2008 – $369)	18,976	29,333
Separate account assets, at fair value	58,150	51,142
Assets of businesses held for sale	56,379	-

Total assets	$847,585	$860,418

See Accompanying Notes to Consolidated Financial Statements.
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Consolidated Balance Sheet (Continued)

	December 31,	December 31,
(in millions, except share data)	2009	2008

Liabilities:
Liability for unpaid claims and claims adjustment expense	$85,386	$89,258
Unearned premiums	21,363	25,735
Future policy benefits for life and accident and health insurance contracts	116,001	142,334
Policyholder contract deposits (portion measured at fair value: 2009 – $5,214; 2008 – $5,458)	220,128	226,700
Other policyholder funds	13,252	13,240
Commissions, expenses and taxes payable	4,950	5,436
Insurance balances payable	4,393	3,668
Funds held by companies under reinsurance treaties	774	2,133
Securities sold under agreements to repurchase (portion measured at fair value: 2009 – $3,221; 2008 – $4,508)	3,505	5,262
Securities and spot commodities sold but not yet purchased, at fair value	1,030	2,693
Unrealized loss on swaps, options and forward transactions, at fair value	5,403	6,238
Trust deposits and deposits due to banks and other depositors (portion measured at fair value: 2009 – $15; 2008 – $30)	1,385	4,498
Other liabilities (portion measured at fair value: 2009 – $0; 2008 – $1,355)	22,503	23,273
Commercial paper and other short-term debt	-	613
Federal Reserve Bank of New York Commercial Paper Funding Facility (portion measured at fair value: 2009 – $2,742; 2008 – $6,802)	4,739	15,105
Federal Reserve Bank of New York credit facility	23,435	40,431
Other long-term debt (portion measured at fair value: 2009 – $13,195; 2008 – $16,595)	113,298	137,054
Securities lending payable	256	2,879
Separate account liabilities	58,150	51,142
Liabilities of businesses held for sale	48,599	-

Total liabilities	748,550	797,692

Commitments, contingencies and guarantees (see Note 15)
Redeemable noncontrolling interests in partially owned consolidated subsidiaries (including $211 associated with businesses held for sale in 2009)	959	1,921
AIG shareholders’ equity:
Preferred stock (See Note 16 for ownership details):
Series E; $5.00 par value; shares issued: 2009 – 400,000, at aggregate liquidation value	41,605	-
Series F; $5.00 par value; shares issued: 2009 – 300,000, aggregate liquidation value of $5,344,416,000	5,179	-
Series C; $5.00 par value; shares issued: 2009 – 100,000, aggregate liquidation value of $500,000	23,000	-
Series D; $5.00 par value; shares issued: 2009 – 0 and 2008 – 4,000,000, at aggregate liquidation value	-	40,000

Total preferred stock	69,784	40,000
Common stock, $2.50 par value; 5,000,000,000 shares authorized; shares issued: 2009 – 141,732,263; 2008 – 147,401,900	354	368
Treasury stock, at cost; 2009 – 6,661,356; 2008 – 12,918,446 shares of common stock	(874)	(8,450)
Additional paid-in capital	6,358	39,488
Accumulated deficit	(11,491)	(12,368)
Accumulated other comprehensive income (loss)	5,693	(6,328)

Total AIG shareholders’ equity	69,824	52,710

Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	24,540	-
Other (including $2,234 associated with businesses held for sale in 2009)	3,712	8,095

Total noncontrolling interests	28,252	8,095

Total equity	98,076	60,805

Total liabilities and equity	$847,585	$860,418

See Accompanying Notes to Consolidated Financial Statements.
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Consolidated Statement of Income (Loss)

	Years Ended December 31,
(dollars in millions, except per share data)	2009	2008	2007

Revenues:
Premiums and other considerations	$64,702	$78,564	$74,753
Net investment income	25,239	11,433	30,051
Net realized capital losses:
Total other-than-temporary impairments on available for sale securities	(7,008)	(48,146)	(3,692)
Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in Accumulated other comprehensive loss	242	-	-

Net other-than-temporary impairments on available for sale securities recognized in net income (loss)	(6,766)	(48,146)	(3,692)
Other realized capital gains (losses)	(88)	(4,559)	191

Total net realized capital losses	(6,854)	(52,705)	(3,501)
Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio	1,418	(28,602)	(11,472)
Other income	11,499	(1,794)	13,801

Total revenues	96,004	6,896	103,632

Benefits, claims and expenses:
Policyholder benefits and claims incurred	61,436	58,839	62,452
Policy acquisition and other insurance expenses	20,674	26,284	19,819
Interest expense	15,369	17,007	4,751
Restructuring expenses and related asset impairment and other expenses	1,386	804	-
Net loss on sale of divested businesses	1,271	-	-
Other expenses	9,516	10,490	8,476

Total benefits, claims and expenses	109,652	113,424	95,498

Income (loss) from continuing operations before income tax expense (benefit)	(13,648)	(106,528)	8,134

Income tax expense (benefit):
Current	1,781	1,703	3,180
Deferred	(3,659)	(10,597)	(1,913)

Total income tax expense (benefit)	(1,878)	(8,894)	1,267

Income (loss) from continuing operations	(11,770)	(97,634)	6,867
Income (loss) from discontinued operations, net of income tax expense (benefit) (See Note 2)	(543)	(2,753)	621

Net income (loss)	(12,313)	(100,387)	7,488

Less:
Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	-	-
Other	(1,527)	(944)	1,259

Total income (loss) from continuing operations attributable to noncontrolling interests	(1,387)	(944)	1,259
Income (loss) from discontinued operations attributable to noncontrolling interests	23	(154)	29

Total net income (loss) attributable to noncontrolling interests	(1,364)	(1,098)	1,288

Net income (loss) attributable to AIG	$(10,949)	$(99,289)	$6,200

Net income (loss) attributable to AIG common shareholders	$(12,244)	$(99,689)	$6,200

Income (loss) per common share attributable to AIG:
Basic:
Income (loss) from continuing operations	$(86.30)	$(737.12)	$43.40
Income (loss) from discontinued operations	$(4.18)	$(19.73)	$4.58
Diluted:
Income (loss) from continuing operations	$(86.30)	$(737.12)	$43.17
Income (loss) from discontinued operations	$(4.18)	$(19.73)	$4.56

Dividends declared per common share	$—	$8.40	$15.40

Weighted average shares outstanding:
Basic	135,324,896	131,714,245	129,226,796
Diluted	135,324,896	131,714,245	129,901,035

See Accompanying Notes to Consolidated Financial Statements.
195            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Consolidated Statement of Comprehensive Income (Loss)

	Years Ended December 31,
(in millions)	2009	2008	2007

Net income (loss)	$(12,313)	$(100,387)	$7,488

Other comprehensive income (loss):
Cumulative effect of change in accounting principle	-	(162)	-
Income tax benefit on above change in accounting principle	-	57	-
Unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken	2,048	-	-
Income tax benefit (expense) on above changes	(724)	-	-
Unrealized appreciation (depreciation) of all other investments – net of reclassification adjustments	27,891	(13,966)	(8,115)
Income tax benefit (expense) on above changes	(9,802)	4,948	2,338
Foreign currency translation adjustments	2,932	(1,398)	1,420
Income tax benefit (expense) on above changes	(1,005)	356	(140)
Net derivative gains (losses) arising from cash flow hedging activities – net of reclassification adjustments	95	(156)	(133)
Income tax benefit (expense) on above changes	(32)	52	73
Change in retirement plan liabilities adjustment	370	(1,325)	173
Income tax benefit (expense) on above changes	(16)	352	(57)

Other comprehensive income (loss)	21,757	(11,242)	(4,441)

Comprehensive income (loss)	9,444	(111,629)	3,047
Comprehensive income (loss) attributable to noncontrolling interests	(1,116)	(1,369)	1,314
Comprehensive income (loss) attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	-	-

Comprehensive income (loss) attributable to AIG	$10,420	$(110,260)	$1,733

See Accompanying Notes to Consolidated Financial Statements.
AIG 2009 Form 10-K            196

American International Group, Inc., and Subsidiaries
Consolidated Statement of Equity

					Payments	Retained	Accumulated	Total AIG
				Additional	Advanced	Earnings/	Other	Share-	Non-
	Preferred	Common	Treasury	Paid-in	to Purchase	(Accumulated	Comprehensive	holders’	controlling	Total
(in millions)	Stock	Stock	Stock	Capital	Shares	Deficit)	Income (Loss)	Equity	Interests	Equity

Balance, January 1, 2007	$-	$344	$(1,897)	$9,124	$-	$84,996	$9,110	$101,677	$5,360	$107,037

Common stock issued under stock plans	-	-	305	(98)	-	-	-	207	-	207
Payments advanced	-	-	-	-	(6,000)	-	-	(6,000)	-	(6,000)
Shares purchased	-	-	(5,104)	-	5,088	-	-	(16)	-	(16)
Cumulative effect of change in accounting principle, net of tax	-	-	-	-	-	(203)	-	(203)	-	(203)
Net Income*	-	-	-	-	-	6,200	-	6,200	1,237	7,437
Dividends	-	-	-	-	-	(1,964)	-	(1,964)	-	(1,964)
Other comprehensive income (loss)	-	-	-	-	-	-	(4,467)	(4,467)	26	(4,441)
Net increase due to deconsolidation	-	-	-	-	-	-	-	-	39	39
Contributions from noncontrolling interests	-	-	-	-	-	-	-	-	2,559	2,559
Distributions to noncontrolling interests	-	-	-	-	-	-	-	-	(675)	(675)
Other	-	-	11	356	-	-	-	367	(74)	293

Balance, December 31, 2007	$-	$344	$(6,685)	$9,382	$(912)	$89,029	$4,643	$95,801	$8,472	$104,273

Consideration received for Series C preferred stock not yet issued	-	-	-	23,000	-	-	-	23,000	-	23,000
Series D issuance	40,000	-	-	-	-	-	-	40,000	-	40,000
Common stock issued	-	24	-	7,319	-	-	-	7,343	-	7,343
Common stock issued under stock plans	-	-	146	(120)	-	-	-	26	-	26
Shares purchased	-	-	(1,912)	-	1,912	-	-	-	-	-
Present value of future contract adjustment payments related to issuance of equity units	-	-	-	(431)	-	-	-	(431)	-	(431)
Payments advanced	-	-	-	-	(1,000)	-	-	(1,000)	-	(1,000)
Cumulative effect of change in accounting principle, net of tax	-	-	-	-	-	(1,003)	-	(1,003)	-	(1,003)
Net loss*	-	-	-	-	-	(99,289)	-	(99,289)	(574)	(99,863)
Dividends	-	-	-	-	-	(1,105)	-	(1,105)	-	(1,105)
Other comprehensive income (loss)	-	-	-	-	-	-	(10,971)	(10,971)	(271)	(11,242)
Net decrease due to deconsolidation	-	-	-	-	-	-	-	-	(648)	(648)
Contributions from noncontrolling interests	-	-	-	-	-	-	-	-	1,651	1,651
Distributions to noncontrolling interests	-	-	-	-	-	-	-	-	(738)	(738)
Other	-	-	1	338	-	-	-	339	203	542

Balance, December 31, 2008	$40,000	$368	$(8,450)	$39,488	$-	$(12,368)	$(6,328)	$52,710	$8,095	$60,805

197             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Consolidated Statement of Equity (Continued)

					Payments	Retained	Accumulated	Total AIG
				Additional	Advanced	Earnings/	Other	Share-	Non-
	Preferred	Common	Treasury	Paid-in	to Purchase	(Accumulated	Comprehensive	holders’	controlling	Total
(in millions)	Stock	Stock	Stock	Capital	Shares	Deficit)	Income (Loss)	Equity	Interests	Equity

Series C issuance	23,000	-	-	(23,000)	-	-	-	-	-	-
Series D exchange for Series E	1,605	-	-	(1,605)	-	-	-	-	-	-
Series F drawdown	5,344	-	-	-	-	-	-	5,344	-	5,344
Series F commitment fee	(165)	-	-	-	-	-	-	(165)	-	(165)
Common stock issued under stock plans	-	1	176	(177)	-	-	-	-	-	-
Retirement of treasury stock	-	(15)	7,400	(7,385)	-	-	-	-	-	-
Cumulative effect of change in accounting principle, net of tax	-	-	-	-	-	11,826	(9,348)	2,478	-	2,478
Net loss*	-	-	-	-	-	(10,949)	-	(10,949)	(1,784)	(12,733)
Other comprehensive income (loss)	-	-	-	-	-	-	21,369	21,369	388	21,757
Net decrease due to deconsolidation	-	-	-	(97)	-	-	-	(97)	(3,405)	(3,502)
Contributions from noncontrolling interests	-	-	-	-	-	-	-	-	677	677
Distributions to noncontrolling interests	-	-	-	-	-	-	-	-	(368)	(368)
Issuance of noncontrolling, non- voting, callable, junior and senior preferred interests to the Federal Reserve Bank of New York	-	-	-	-	-	-	-	-	24,400	24,400
Net income (loss) attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York	-	-	-	-	-	-	-	-	140	140
Deferred tax on issuance of preferred interests	-	-	-	(818)	-	-	-	(818)	-	(818)
Other	-	-	-	(48)	-	-	-	(48)	109	61

Balance, December 31, 2009	$69,784	$354	$(874)	$6,358	$-	$(11,491)	$5,693	$69,824	$28,252	$98,076

*	Net loss presented excludes gains (losses) of redeemable noncontrolling interests of $280 million, $(524) million, and $51 million in 2009, 2008, and 2007, respectively, and Net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York of $140 million in 2009.
See Accompanying Notes to Consolidated Financial Statements.
AIG 2009 Form 10-K             198

American International Group, Inc., and Subsidiaries
Consolidated Statement of Cash Flows

Years Ended December 31,
(in millions)	2009	2008	2007

Summary:
Net cash provided by (used in) operating activities	$18,584	$(122)	$32,792
Net cash provided by (used in) investing activities	5,778	47,176	(67,241)
Net cash provided by (used in) financing activities	(28,997)	(40,734)	35,093
Effect of exchange rate changes on cash	533	38	50

Change in cash	(4,102)	6,358	694
Cash at beginning of period	8,642	2,284	1,590
Reclassification to assets held for sale	(140)	-	-

Cash at end of period	$4,400	$8,642	$2,284

Cash flows from operating activities:
Net income (loss)	$(12,313)	$(100,387)	$7,488
(Income) loss from discontinued operations	543	2,753	(621)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of securities available for sale and other assets	(1,489)	5,230	(1,217)
Net (gains) losses on sales of divested businesses	1,271	-	-
Unrealized (gains) losses in earnings – net	(4,823)	8,634	12,758
Equity in (income) loss from equity method investments, net of dividends or distributions	1,172	7,683	(4,745)
Depreciation and other amortization	14,631	15,445	15,245
Provision for mortgage, other loans and finance receivables	2,387	1,442	643
Impairments of assets	10,471	53,340	4,596
Amortization of costs and accrued interest and fees related to FRBNY Credit Facility	10,264	11,218	-
Changes in operating assets and liabilities:
General and life insurance reserves	6,329	9,113	13,015
Premiums and other receivables and payables – net	2,460	(6,491)	2,620
Reinsurance assets and funds held under reinsurance treaties	(280)	(741)	783
Capitalization of deferred policy acquisition costs	(12,149)	(14,201)	(15,127)
Other policyholder funds	734	717	1,353
Current and deferred income taxes – net	(2,119)	(9,613)	(3,814)
Other assets and liabilities – net	(1,460)	(2,714)	(61)
Trading securities	993	2,816	(2,554)
Securities sold under agreements to repurchase, net of securities purchased under agreements to resell	(18)	13,951	(2,050)
Securities and spot commodities sold but not yet purchased	(1,663)	(2,027)	633
Finance receivables and other loans held for sale – originations and purchases	(70)	(349)	(5,145)
Sales of finance receivables and other loans – held for sale	291	558	5,671
Other, net	149	583	(214)

Total adjustments	27,081	94,594	22,390

Net cash provided by (used in) operating activities – continuing operations	15,311	(3,040)	29,257
Net cash provided by (used in) operating activities – discontinued operations	3,273	2,918	3,535

Net cash provided by (used in) operating activities	$18,584	$(122)	$32,792

See Accompanying Notes to Consolidated Financial Statements.
199            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Consolidated Statement of Cash Flows (Continued)

Years Ended December 31,
(in millions)	2009	2008	2007

Cash flows from investing activities:
Proceeds from (payments for)
Sales of available for sale investments	$48,968	$110,427	$92,420
Maturities of fixed maturity securities available for sale and hybrid investments	20,934	18,502	44,491
Sales of trading securities	15,697	28,786	-
Sales or distributions of other invested assets (including flight equipment)	12,459	18,250	14,412
Sales of divested businesses, net	5,278	-	-
Principal payments received on mortgage and other loans receivable	5,691	6,014	8,211
Principal payments received on and sales of finance receivables held for investment	11,916	12,282	12,553
Funding to establish Maiden Lane III LLC	-	(5,000)	-
Purchases of available for sale investments	(81,616)	(118,813)	(142,197)
Purchases of trading securities	(7,298)	(25,498)	-
Purchases of other invested assets (including flight equipment)	(11,597)	(22,791)	(30,294)
Mortgage and other loans receivable issued	(3,750)	(5,154)	(11,348)
Finance receivables held for investment – originations and purchases	(5,571)	(13,523)	(15,266)
Change in securities lending invested collateral	3,838	51,565	(12,303)
Net additions to real estate, fixed assets, and other assets	(504)	(1,258)	(850)
Net change in short-term investments	(6,167)	(407)	(23,112)
Net change in non-AIGFP derivative assets and liabilities	(150)	(1,438)	217
Other, net	212	(270)	280

Net cash provided by (used in) investing activities – continuing operations	8,340	51,674	(62,786)
Net cash provided by (used in) investing activities – discontinued operations	(2,562)	(4,498)	(4,455)

Net cash provided by (used in) investing activities	$5,778	$47,176	$(67,241)

Cash flows from financing activities:
Proceeds from (payments for)
Policyholder contract deposits	$34,324	$47,004	$63,848
Policyholder contract withdrawals	(42,464)	(69,265)	(58,612)
Change in other deposits	652	(557)	(355)
Change in commercial paper and other short-term debt	(613)	(12,525)	(338)
Change in Federal Reserve Bank of New York Commercial Paper Funding Facility borrowings	(10,647)	15,061	-
Federal Reserve Bank of New York credit facility borrowings	32,526	96,650	-
Federal Reserve Bank of New York credit facility repayments	(26,426)	(59,850)	-
Issuance of other long-term debt	4,544	113,501	103,210
Repayments on other long-term debt	(23,912)	(138,951)	(79,738)
Change in securities lending payable	(2,670)	(76,916)	11,757
Proceeds from issuance of Series D preferred stock	-	40,000	-
Drawdown on the Department of the Treasury Commitment	5,344	-	-
Issuance of common stock	-	7,343	-
Payments advanced to purchase shares	-	(1,000)	(6,000)
Cash dividends paid to shareholders	-	(1,628)	(1,881)
Other, net	175	557	2,261

Net cash provided by (used in) financing activities – continuing operations	(29,167)	(40,576)	34,152
Net cash provided by (used in) financing activities – discontinued operations	170	(158)	941

Net cash provided by (used in) financing activities	$(28,997)	$(40,734)	$35,093

Supplementary disclosure of cash flow information:
Cash (paid) received during the period for:
Interest	$(5,777)	$(7,437)	$(8,818)
Taxes	$(226)	$(617)	$(5,163)
Non-cash financing/investing activities:
Settlement of FRBNY Credit Facility in exchange for issuing Noncontrolling nonvoting callable, junior and senior preferred interests held by Federal Reserve Bank of New York	$25,000	$-	$-
Consideration received for preferred stock not yet issued	$-	$23,000	$-
Interest credited to policyholder accounts included in financing activities	$12,615	$2,566	$11,628
Treasury stock acquired using payments advanced to purchase shares	$-	$1,912	$5,088
Present value of future contract adjustment payments related to issuance of equity units	$-	$431	$-
Long-term debt reduction due to deconsolidations	$1,648	$-	$-
Debt assumed on acquisitions and warehoused investments	$-	$153	$791

See Accompanying Notes to Consolidated Financial Statements.
AIG 2009 Form 10-K             200

American International Group, Inc., and Subsidiaries
201            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Summary of Significant Accounting Policies
Basis of Presentation
     The consolidated financial statements include the accounts of American International Group, Inc. (AIG), its controlled subsidiaries, and variable interest entities in which AIG is the primary beneficiary. Entities that AIG does not consolidate but in which it holds 20 percent to 50 percent of the voting rights and/or has the ability to exercise significant influence are accounted for under the equity method.
     Certain of AIG’s foreign subsidiaries included in the consolidated financial statements report on a fiscal year ended November 30. The effect on AIG’s consolidated financial condition and results of operations of all material events occurring between November 30 and December 31 for all periods presented has been recorded.
     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). AIG evaluated the need to disclose events that occurred subsequent to the balance sheet date through February 26, 2010, the date the financial statements were issued. All material intercompany accounts and transactions have been eliminated.
Use of Estimates
     The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. AIG considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of
•	AIG’s ability to continue as a going concern;

•	liability for general insurance unpaid claims and claims adjustment expenses;

•	future policy benefits for life and accident and health contracts;

•	recoverability of deferred policy acquisition costs (DAC);

•	estimated gross profits for investment-oriented products;

•	the allowance for finance receivable losses;

•	flight equipment recoverability;

•	other-than-temporary impairments;

•	goodwill impairment;

•	liabilities for legal contingencies;

•	estimates with respect to income taxes, including recoverability of deferred tax assets; and

•	fair value measurements of certain financial assets and liabilities, including credit default swaps and AIG’s economic interest in Maiden Lane II LLC (ML II) and equity interest in Maiden Lane III LLC (ML III) (together, the Maiden Lane Interests). See Note 5 herein.
     These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, AIG’s consolidated financial condition, results of operations and cash flows would be materially affected.
Revisions and Reclassifications
     In 2009, AIG reclassified the paid-in capital in excess of par value, net of issuance costs, related to its Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (AIG Series C Preferred Stock),
AIG 2009 Form 10-K            202

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (AIG Series D Preferred Stock) Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (AIG Series E Preferred Stock) and AIG Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (AIG Series F Preferred Stock) from Additional paid-in capital to each of the respective AIG Series C, D, E, and F Preferred Stock captions in the Consolidated Balance Sheet. Prior period amounts were reclassified to conform to the current period presentation.
     In 2009, AIG reclassified certain mutual fund investments from common stocks — trading to Other invested assets. Accordingly, the December 31, 2008 Consolidated Balance Sheet has been revised to reflect the transfer of $5.7 billion of mutual fund investments from common stocks — trading to Other invested assets. Certain other reclassifications have been made to prior period amounts to conform to the current period presentation.
     See Note 2 herein for discontinued operations and held for sale classification.
Out of Period Adjustments
     For the year ended December 31, 2009, AIG recorded out of period adjustments relating to prior years which increased the Loss before income tax benefit by $75 million and decreased Net loss attributable to AIG by $390 million. The $390 million primarily relates to income tax adjustments.
     With respect to the unaudited quarterly information included in Note 22, for the three months ended December 31, 2009, AIG recorded out of period adjustments related to prior periods which increased AIG’s Loss before income tax benefit by $747 million and increased Net loss attributable to AIG by $390 million. Both amounts were primarily due to an intercompany elimination to Other income reported in the Other operations category. These entries primarily affected previously reported 2009 quarterly results. Had all adjustments been recorded in their appropriate periods, Net income (loss) attributable to AIG for the three-month periods ended September 30, 2009, June 30, 2009 and March 31, 2009 would have decreased by $52 million, $478 million and increased by $250 million, respectively. The effect on comparable 2008 periods was insignificant.
     While these adjustments were noteworthy for certain of the earlier 2009 quarters, after evaluating the quantitative and qualitative aspects of these corrections, AIG concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required.
Going Concern Considerations
     In the 2008 Financial Statements, management disclosed the conditions and events that led management to conclude that AIG would have adequate liquidity to finance and operate AIG’s businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. On March 2, 2009, the United States government issued the following statement referring to the March 2009 agreements in principle and other transactions they expected to be undertaken with AIG (many of which were subsequently taken) to strengthen AIG’s capital position, enhance its liquidity, reduce its borrowing costs and facilitate its asset disposition program.
“The steps announced today provide tangible evidence of the U.S. government’s commitment to the orderly restructuring of AIG over time in the face of continuing market dislocations and economic deterioration. Orderly restructuring is essential to AIG’s repayment of the support it has received from U.S. taxpayers and to preserving financial stability. The U.S. government is committed to continuing to work with AIG to maintain its ability to meet its obligations as they come due.”
Liquidity of Parent and Subsidiaries
     AIG manages liquidity at both the parent and subsidiary levels. Since the fourth quarter of 2008, AIG has not had access to its traditional sources of long-term or short-term financing through the public debt markets. While no assurances can be given that AIG will be able to access these markets again, AIG has continued to periodically evaluate its ability to access the capital markets.
203            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Historically, AIG depended on dividends, distributions, and other payments from subsidiaries to fund payments on its obligations. In light of AIG’s current financial situation, many of its regulated subsidiaries are restricted from making dividend payments, or advancing funds, to AIG. As a result, AIG has been dependent on the Federal Reserve Bank of New York (FRBNY) Credit Facility (the FRBNY Credit Facility) provided by the FRBNY under the Credit Agreement, dated as of September 22, 2008 (as amended, the FRBNY Credit Agreement), between AIG and the FRBNY; the FRBNY’s Commercial Paper Funding Facility (CPFF); and other transactions with the FRBNY and the United States Department of the Treasury (the Department of the Treasury) as its primary sources of liquidity. Primary uses of cash flow are debt service and subsidiary funding.
     Certain subsidiaries also have been dependent on the FRBNY and the Department of the Treasury to meet collateral posting requirements, to make debt repayments as amounts come due, and to meet capital or liquidity requirements.
Progress on Management’s Plans for Stabilization of AIG and Repayment of AIG’s Obligations as They Come Due
     In 2009, AIG took a number of steps to execute its plans to provide stability to its businesses and provide for the timely repayment of the FRBNY Credit Facility and other obligations as they come due.
Transactions with the FRBNY
FRBNY Credit Agreement Amendments
     On December 1, 2009, AIG and the FRBNY completed two transactions pursuant to which AIG transferred to the FRBNY noncontrolling, nonvoting, callable, preferred equity interests (Preferred Interests) in two newly-formed special purpose vehicles (SPVs) in exchange for a $25 billion reduction of the balance outstanding and the maximum credit available under the FRBNY Credit Facility, which resulted in $5.2 billion of accelerated amortization of a portion of the prepaid commitment asset. Each SPV has (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary (American International Assurance Company, Ltd. (AIA) in one case and American Life Insurance Company (ALICO) in the other). AIG owns all of the voting common equity interests of each SPV. AIG’s purpose for entering into these agreements was to position AIA and ALICO for initial public offerings or third-party sale, depending on market conditions and subject to customary regulatory approvals. An equally important objective of the transactions was to enhance AIG’s capitalization consistent with rating agency requirements in order to complete its restructuring plan and repay the support it has received from the FRBNY and the Department of the Treasury. See Note 16 herein for further discussion.
     On December 1, 2009, AIG and the FRBNY entered into Amendment No. 4 (Amendment No. 4) to the Credit Agreement in order to, among other things, provide for the consummation of the issuance of the Preferred Interests and reduction of the outstanding balance of the FRBNY Credit Facility and the maximum amount available to be borrowed thereunder by $25 billion.
     On April 17, 2009, AIG and the FRBNY entered into Amendment No. 3 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to remove the minimum 3.5 percent LIBOR borrowing rate floor.
Department of the Treasury Commitment
     On April 17, 2009, AIG entered into a Securities Purchase Agreement with the Department of the Treasury, pursuant to which the Department of the Treasury will provide an amount up to $29.835 billion (the Department of the Treasury Commitment) in exchange for increases in the liquidation preference of the AIG’s Series F Preferred Stock, so long as certain conditions are met, including (i) AIG is not a debtor in a pending case under Title 11 of the United States Code; and (ii) the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (together with its trustees, acting in their capacities as trustees, the Trust), and the Department of the Treasury, in the aggregate, “beneficially own” more than 50 percent of the aggregate voting power of AIG’s voting
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securities. Upon drawings under this commitment, the liquidation preference of the AIG Series F Preferred Stock increases proportionately.
Sales of Businesses and Specific Asset Dispositions
     Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan, and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated.
     Dispositions of certain businesses will be subject to regulatory approval. Unless a waiver is obtained from the FRBNY, net proceeds from these dispositions, to the extent they do not represent capital of AIG’s insurance subsidiaries required for regulatory or ratings purposes, are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments.
     During 2009 and through February 17, 2010, AIG entered into agreements to sell or completed the sale of operations and assets, excluding assets held by AIG Financial Products Corp. and AIG Trading Group Inc. and their respective subsidiaries (collectively, AIGFP), that had aggregate assets and liabilities with carrying values of $88.1 billion and $71.3 billion, respectively, at December 31, 2009 or the date of sale or deconsolidation, in the case of Transatlantic Holdings, Inc. (Transatlantic). These transactions are expected to generate approximately $5.6 billion of aggregate net cash proceeds that will be available to repay outstanding borrowings and reduce the amount of the FRBNY Credit Facility, after taking into account taxes, transaction expenses, settlement of intercompany loan facilities, and capital required to be retained for regulatory or ratings purposes. Gains and losses recorded in connection with the dispositions of businesses include estimates that are subject to subsequent adjustment. Based on the transactions thus far, AIG does not believe that such adjustments will be material to future results of operations or cash flows.
American General Finance, Inc. (AGF) Portfolio Sales and Securitization Transaction
     During 2009, AGF received proceeds of $1.9 billion from real estate loan portfolio sales. In addition, on July 30, 2009, AGF issued mortgage-backed certificates in a private on-balance sheet securitization transaction of certain AGF real estate loans and received cash proceeds of $967 million.
Management’s Assessment and Conclusion
     In assessing AIG’s current financial position and developing operating plans for the future, management has made significant judgments and estimates with respect to the potential financial and liquidity effects of AIG’s risks and uncertainties, including but not limited to:
•	the commitment of the FRBNY and the Department of the Treasury to the orderly restructuring of AIG and their commitment to continuing to work with AIG to maintain its ability to meet its obligations as they come due;

•	the potential adverse effects on AIG’s businesses that could result if there are further downgrades by rating agencies, including in particular, the uncertainty of estimates relating to the derivative transactions of AIGFP, such as estimates of both the number of counterparties who may elect to terminate under contractual termination provisions and the amount that would be required to be paid in the event of a downgrade;

•	the potential delays in asset dispositions and reduction in the anticipated proceeds therefrom;

•	the potential for declines in bond and equity markets;

•	future sales of significant subsidiaries;
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•	the potential effect on AIG if the capital levels of its regulated and unregulated subsidiaries prove inadequate to support current business plans;

•	the effect on AIG’s businesses of continued compliance with the covenants of the FRBNY Credit Agreement and other agreements with the FRBNY and the Department of the Treasury;

•	AIG’s highly leveraged capital structure;

•	the effect of the provisions of the Troubled Asset Relief Program (TARP) Standards for Compensation and Corporate Governance and the Determination Memoranda issued by the Office of the Special Master for TARP Executive Compensation with respect to AIG’s compensation practices and structures on AIG’s ability to retain and motivate key employees or hire new employees;

•	the potential that loss of key personnel could reduce the value of AIG’s business and impair its ability to stabilize businesses and effect a successful asset disposition plan; and

•	the potential for regulatory actions in one or more countries, including possible actions resulting from the execution of management’s plans for stabilization of AIG and repayment of AIG’s obligations as they come due.
     Based on the U.S. government’s continuing commitment, the already completed transactions and the other expected transactions with the FRBNY, management’s plans to stabilize AIG’s businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management believes that it will have adequate liquidity to finance and operate AIG’s businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months.
     It is possible that the actual outcome of one or more of management’s plans could be materially different, or that one or more of management’s significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect or that the transactions with the FRBNY discussed above fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG’s ability to continue as a going concern.
     In connection with making their going concern assessment and conclusion, management and the Board of AIG have confirmed that “as first stated by the U.S. Treasury and the Federal Reserve in connection with the announcement of the AIG Restructuring Plan on March 2, 2009, the U.S. Government remains committed to continuing to work with AIG to maintain its ability to meet its obligations as they come due.”
     AIG’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or relating to the amounts and classification of liabilities that may be necessary should AIG be unable to continue as a going concern.
Accounting Policies
     (a) Revenue recognition and expenses:
     Premiums and other considerations: Premiums for short duration contracts and considerations received from retailers in connection with the sale of extended service contracts are earned primarily on a pro rata basis over the term of the related coverage. The reserve for unearned premiums includes the portion of premiums written and other considerations relating to the unexpired terms of coverage.
     Premiums for long duration insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. Consideration for universal life and investment-type products consists of policy charges for the cost of insurance, administration, and surrenders during the period. Policy
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charges collected with respect to future services are deferred and recognized in a manner similar to DAC related to such products.
     Net investment income: Net investment income represents income primarily from the following sources in AIG’s insurance operations and AIG parent:
•	Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

•	Dividend income and distributions from common and preferred stock and other investments when receivable.

•	Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

•	Earnings from hedge funds and limited partnership investments accounted for under the equity method.

•	The difference between the carrying amount of a life settlement contract and the life insurance proceeds of the underlying life insurance policy recorded in income upon the death of the insured.

•	Change in fair value of AIG’s interest in ML II.
     Net realized capital gains (losses): Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:
•	Sales of fixed maturity securities and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships and other types of investments.

•	Reductions to the cost basis of fixed maturity securities and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

•	Changes in fair value of derivatives except for (1) those instruments at AIGFP, (2) those instruments that qualify for hedge accounting treatment when the change in the fair value of the hedged item is not reported in net realized capital gains (losses), and (3) those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

•	Exchange gains and losses resulting from foreign currency transactions.
     Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio: Includes the market valuation gains and losses associated with AIGFP’s super senior credit default swap (CDS) portfolio.
     Other income: Other income includes income from flight equipment, noncore Asset Management operations, the operations of AIGFP excluding unrealized market valuation gains (losses) on AIGFP’s CDS portfolio, finance charges on consumer loans, and the change in fair value of AIG’s interest in ML III.
     Income from flight equipment under operating leases is recognized over the life of the lease as rentals become receivable under the provisions of the lease or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the lease. In certain cases, leases provide for additional payments contingent on usage. Rental income is recognized at the time such usage occurs less a provision for future contractual aircraft maintenance. Gains and losses on flight equipment are recognized when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.
     Income from noncore Asset Management operations is generally recognized as revenues as services are performed with related expenses generally recognized consistent with related revenues. In addition, net realized gains and carried interest are contingent upon investment maturity levels and market conditions.
     Income from the operations of AIGFP included in Other income consists of the following:
•	Change in fair value relating to financial assets and liabilities for which the fair value option has been elected.
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•	Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

•	Dividend income and distributions from common and preferred stock and other investments when receivable.

•	Changes in the fair value of derivatives. In certain instances, no initial gain or loss was recognized. Prior to January 1, 2008, the initial gain or loss was recognized in income over the life of the transaction or when observable market data became available. Any remaining unamortized balances at January 1, 2008 were recognized in beginning retained earnings when the fair value option was elected.

•	Changes in the fair value of trading securities and spot commodities sold but not yet purchased, futures and hybrid financial instruments.

•	Realized capital gains and losses from the sale of available for sale securities and investments in private equities, joint ventures, limited partnerships and other investments.

•	Exchange gains and losses resulting from foreign currency transactions.

•	Reductions to the cost basis of securities available for sale for other-than-temporary impairments.

•	Earnings from hedge funds and limited partnership investments accounted for under the equity method.
     Finance charges on consumer loans are recognized as revenue using the interest method. Revenue ceases to be accrued when contractual payments are not received for four consecutive months for loans and retail sales contracts, and for six months for revolving retail accounts and private label receivables. Extension fees, late charges, and prepayment penalties are recognized as revenue when received.
     Policyholder benefits and claims incurred: Incurred policy losses for short duration insurance contracts consist of the estimated ultimate cost of settling claims incurred within the reporting period, including incurred but not reported claims, plus the changes in estimates of current and prior period losses resulting from the continuous review process. Benefits for long duration insurance contracts consist of benefits paid and changes in future policy benefits liabilities. Benefits for universal life and investment-type products primarily consist of interest credited to policy account balances and benefit payments made in excess of policy account balances except for certain contracts for which the fair value option was elected, for which benefits represent the entire change in fair value (including derivative gains and losses on related economic hedges).
     Restructuring expenses and related asset impairment and other expenses: Restructuring expenses include employee severance and related costs, costs to terminate contractual arrangements, consulting and other professional fees and other costs related to restructuring and divesture activities. Asset impairment includes charges associated with writing down long-lived assets to fair value when their carrying values are not recoverable from undiscounted cash flows. Other expenses include other costs associated with divesting of businesses and costs of key employee retention awards.
     Net loss on sale of divested businesses: Includes gains or losses from the sale of businesses that do not qualify as discontinued operations.
     (b) Income taxes: Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. AIG assesses its ability to realize deferred tax assets considering all available evidence, including the earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the legal entities when recognizing deferred tax assets. See Note 21 herein for a further discussion of income taxes.
     (c) Held for sale and discontinued operations: AIG reports a business as held for sale when management has approved or received approval to sell the business and is committed to a formal plan, the business is available for immediate sale, the business is being actively marketed, the sale is anticipated to occur during the ensuing year, and certain other
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
specified criteria are met. A business classified as held for sale is recorded at the lower of its carrying amount or estimated fair value less cost to sell. If the carrying amount of the business exceeds its estimated fair value, a loss is recognized. Depreciation is not recorded on assets of a business classified as held for sale. Assets and liabilities related to a business classified as held for sale are segregated in the Consolidated Balance Sheet and major classes are separately disclosed in the notes to the Consolidated Financial Statements commencing in the period in which the business is classified as held for sale.
     AIG reports the results of operations of a business as discontinued operations if the business is classified as held for sale, the operations and cash flows of the business have been or will be eliminated from the ongoing operations of AIG as a result of a disposal transaction and AIG will not have any significant continuing involvement in the operations of the business after the disposal transaction. The results of discontinued operations are reported in Discontinued Operations in the Consolidated Statement of Income for current and prior periods commencing in the period in which the business is either disposed of or is classified as held for sale, including any gain or loss recognized on sale or adjustment of the carrying amount to fair value less cost to sell.
     (d) Investments:
     Fixed maturities and equity securities: Bonds held to maturity are carried at amortized cost when AIG has the ability and positive intent to hold these securities until maturity. None of the fixed maturity securities met the criteria for held to maturity classification at December 31, 2009 and 2008. When AIG does not have the positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value.
     Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable.
     Common and preferred stocks are carried at fair value.
     For AIG’s Financial Services subsidiaries, those securities for which the fair value option was not elected, are held to meet long-term investment objectives and are accounted for as available for sale, carried at fair values and recorded on a trade-date basis.
     For AIG parent and its insurance subsidiaries, unrealized gains and losses on investments in trading securities are reported in Net investment income. Unrealized gains and losses from available for sale investments in equity and fixed maturity securities are reported as a separate component of Accumulated other comprehensive income (loss), net of deferred income taxes, in consolidated shareholders’ equity. Investments in fixed maturities and equity securities are recorded on a trade-date basis.
     Trading securities include the investment portfolio of AIGFP and the Maiden Lane Interests, all of which are carried at fair value.
     Trading securities for AIGFP are held to meet short-term investment objectives and to economically hedge other securities. Trading securities are recorded on a trade-date basis and carried at fair value. Realized and unrealized gains and losses are reflected in Other income.
     For discussion of AIG’s other-than-temporary impairment policy, see Note 6 herein.
     Securities lending invested collateral, at fair value and Securities lending payable: In 2008, AIG exited the domestic securities lending program, and during 2009, AIG substantially curtailed its foreign securities lending activities. The fair value of securities pledged under securities lending arrangements was $277 million and $3.8 billion at December 31, 2009 and 2008, respectively. AIG’s remaining foreign securities lending activities consist of the lending of securities and receipt of cash as collateral with respect to the securities lent. Invested collateral consists of interest-bearing cash equivalents and fixed and floating rate bonds, whose changes in fair value are recorded as a separate component of Accumulated other comprehensive income (loss), net of deferred income taxes. The invested collateral is evaluated for other-than-temporary impairment by applying the same criteria used for investments in fixed maturities. Income earned on invested collateral, net of interest payable to the collateral provider, is recorded in Net
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American International Group, Inc., and Subsidiaries
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investment income. AIG generally obtains and maintains cash collateral from securities borrowers at current market levels for the securities lent.
     During the fourth quarter of 2008, in connection with certain securities lending transactions, AIG failed to obtain or maintain collateral sufficient to fund substantially all of the cost of purchasing securities lent to various counterparties. In some cases, this shortfall in collateral has resulted in AIG accounting for individual securities lending transactions as sales combined with a forward purchase commitment rather than as secured borrowings.
     Mortgage and other loans receivable — net: Mortgage and other loans receivable includes mortgage loans on real estate, policy loans and collateral, commercial loans and guaranteed loans. Mortgage loans on real estate and collateral, commercial loans and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.
     Impairment of mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.
     Mortgage and other loans receivable also include policy loans which are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.
     Finance receivables — net: Finance receivables, which are reported net of unearned finance charges, are held for both investment purposes and for sale. Finance receivables held for investment purposes are carried at amortized cost, which includes accrued finance charges on interest bearing finance receivables, unamortized deferred origination costs, and unamortized net premiums and discounts on purchased finance receivables. The allowance for finance receivable losses is established through the provision for finance receivable losses charged to expense and is maintained at a level considered adequate to absorb estimated credit losses in the portfolio. The portfolio is periodically evaluated on a pooled basis and factors such as economic conditions, portfolio composition, and loss and delinquency experience are considered in the evaluation of the allowance.
     Direct costs of originating finance receivables, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to finance charge revenues using the interest method.
     Finance receivables originated and intended for sale in the secondary market are carried at the lower of cost or fair value, as determined by aggregate outstanding commitments from investors, current investor yield requirements or negotiations with prospective purchasers, if any. American General Finance, Inc. (AGF) recognizes net unrealized losses through a valuation allowance by charges to income.
     Flight equipment primarily under operating leases — net: Flight equipment is stated at cost, net of accumulated depreciation. Major additions, modifications and interest are capitalized. Normal maintenance and repairs, airframe and engine overhauls and compliance with return conditions of flight equipment on lease are provided by and paid for by the lessee. Under the provisions of most leases for certain airframe and engine overhauls, the lessee is reimbursed for certain costs incurred up to but not exceeding contingent rentals paid to International Lease Finance Corporation (ILFC) by the lessee. ILFC provides a charge to income for such reimbursements based on the expected reimbursements during the life of the lease. For passenger aircraft, depreciation is generally computed on the straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. For freighter aircraft, depreciation is computed on the straight-line basis to a zero residual value over its useful life of 35 years. At December 31, 2009, ILFC had 10 freighter aircraft in its fleet.
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Aircraft in the fleet are evaluated for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. These evaluations for impairment are significantly affected by estimates of future net cash flows and other factors that involve uncertainty. There are a number of factors and circumstances that can influence (and increase) the potential for recognizing an impairment loss. A firm commitment to sell aircraft would result in aircraft being reclassified from held for use to held for sale for financial reporting purposes and would require an impairment assessment based on the aircraft’s fair value. An increase in the likelihood of a sale transaction being completed could result in a similar impairment assessment if the probability of an aircraft sale becomes high enough to reduce the probability weighted expected undiscounted future cash flows to be realized from the aircraft to an amount that is less than its carrying value.
     When assets are retired or disposed of, the cost and associated accumulated depreciation are removed from the related accounts and the difference, net of proceeds, is recorded as a gain or loss in Other income.
     Accumulated depreciation on flight equipment was $13.9 billion and $12.3 billion at December 31, 2009 and 2008, respectively.
     Other invested assets: Other invested assets consist primarily of investments by AIG’s insurance operations in hedge funds, private equity funds, other investment partnerships and direct private equity investments.
     Hedge funds, private equity funds and other investment partnerships in which AIG’s insurance operations hold in the aggregate less than a five percent interest are reported at fair value. The change in fair value is recognized as a component of Accumulated other comprehensive income (loss). With respect to hedge funds, private equity funds and other investment partnerships in which AIG holds in the aggregate a five percent or greater interest or less than a five percent interest but in which AIG has more than a minor influence over the operations of the investee, AIG’s carrying value is its share of the net asset value of the funds or the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in Net investment income.
     In applying the equity method of accounting, AIG consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of AIG’s reporting period. The financial statements of these investees are generally audited on an annual basis.
     Other invested assets include direct private equity investments entered into for strategic purposes and not solely for capital appreciation or for income generation. These investments are accounted for under the equity method. At December 31, 2009, AIG’s significant direct private equity investments included its 26 percent interest in Tata AIG Life Insurance Company, Ltd., its 26 percent interest in Tata AIG General Insurance Company, Ltd. and its 41.55 percent interest in The Fuji Fire and Marine Insurance Co., Ltd. Dividends received from unconsolidated entities in which AIG’s ownership interest is less than 50 percent were $1 million, $20 million and $30 million for the years ended December 31, 2009, 2008, and 2007, respectively. The undistributed earnings of unconsolidated entities in which AIG’s ownership interest is less than 50 percent were $12 million, $227 million and $266 million at December 31, 2009, 2008 and 2007, respectively.
     Also included in Other invested assets are real estate held for investment, aircraft asset investments held by non-Financial Services subsidiaries and investments in life settlement contracts. See Note 6(e) herein for further information.
     Securities purchased (sold) under agreements to resell (repurchase), at contract value: Securities purchased under agreements to resell and Securities sold under agreements to repurchase are accounted for as collateralized borrowing or lending transactions and are recorded at their contracted resale or repurchase amounts, plus accrued interest other than those entered into by AIGFP. AIGFP carries such agreements at their current fair value based on market observable interest rates and credit spreads. AIG’s policy is to take possession of or obtain a security interest in securities purchased under agreements to resell.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     AIG minimizes the credit risk that counterparties to transactions might be unable to fulfill their contractual obligations by monitoring customer credit exposure and collateral value and generally requiring additional collateral to be deposited with AIG when necessary.
     Short-term investments: Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase, such as commercial paper.
     (e) Cash: Cash represents cash on hand and non-interest bearing demand deposits.
     (f) Premiums and other receivables: Premiums and other receivables includes premium balances receivable, amounts due from agents and brokers and insureds, trade receivables for AIGFP and other receivables. Trade receivables for AIGFP include receivables from derivative counterparties. The allowance for doubtful accounts on premiums and other receivables was $537 million and $578 million at December 31, 2009 and 2008, respectively.
     (g) Reinsurance assets — net: Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of AIG’s reinsurance agreements for paid and unpaid losses and loss expenses, ceded unearned premiums and ceded future policy benefits for life and accident and health insurance contracts and benefits paid and unpaid. Amounts related to paid and unpaid losses and benefits and loss expenses with respect to these reinsurance agreements are substantially collateralized. The allowance for doubtful accounts on reinsurance assets was $440 million and $425 million at December 31, 2009 and 2008, respectively.
     (h) Deferred policy acquisition costs: Policy acquisition costs represent those costs, including commissions, premium taxes and other underwriting expenses that vary with and are primarily related to the acquisition of new business.
     Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is not anticipated in assessing the recoverability of DAC.
     Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. If estimated gross profits change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.
     The DAC for investment-oriented products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on fixed maturity and equity securities available for sale that is credited or charged directly to Accumulated other comprehensive income (loss).
     Value of Business Acquired (VOBA) is determined at the time of acquisition and is reported in the Consolidated Balance Sheet with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the estimated gross profits to date for each period.
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Beginning in 2008, for contracts accounted for at fair value, policy acquisition costs are expensed as incurred and not deferred or amortized.
     (i) Real estate and other fixed assets — net: The costs of buildings and furniture and equipment are depreciated principally on the straight-line basis over their estimated useful lives (maximum of 40 years for buildings and ten years for furniture and equipment). Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated. AIG periodically assesses the carrying value of its real estate for purposes of determining any asset impairment.
     Also included in Real Estate and Other Fixed Assets are capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over a period generally not exceeding five years.
     Real estate, fixed assets and other long-lived assets are assessed for impairment when impairment indicators exist.
     Accumulated depreciation on real estate and other fixed assets was $5.4 billion and $5.8 billion at December 31, 2009 and 2008, respectively.
     (j) Unrealized gain and Unrealized loss on swaps, options and forward transactions: Interest rate, currency, equity and commodity swaps, credit contracts (including AIGFP’s super senior credit default swap portfolio), swaptions, options and forward transactions are accounted for as derivatives recorded on a trade-date basis, and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. In certain instances, when income is not recognized at inception of the contract, income is recognized over the life of the contract and as observable market data becomes available. Aggregate asset or liability positions are netted on the Consolidated Balance Sheet to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted by AIG with counterparties in conjunction with these transactions is reported as a reduction of the corresponding net derivative liability, while cash collateral received by AIG in conjunction with these transactions is reported as a reduction of the corresponding net derivative asset.
     (k) Goodwill: Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually, or more frequently if circumstances indicate an impairment may have occurred. During 2009, AIG performed goodwill impairment tests at March 31, June 30, September 30, and December 31, 2009.
     The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured and recorded. Impairment is tested at the reporting unit level or, when all reporting units that comprise an operating segment have similar economic characteristics, impairment is tested at the operating segment level.
     Management initially assesses the potential for impairment by estimating the fair value of each of AIG’s reporting units or operating segments and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit’s fair value may be based on one or a combination of approaches including market-based earning multiples of the unit’s peer companies, discounted expected future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test. As part of the impairment test, management compares the sum of the estimated fair values of all of AIG’s reporting units with AIG’s market capitalization as a basis for concluding on the reasonableness of the estimated reporting unit fair values.
     If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment charge recognized in income, if any, is measured as the excess of the carrying value of goodwill over the estimated fair value of the goodwill. The estimated fair value of the goodwill is measured as
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit’s assets and liabilities in a hypothetical business combination.
The following table presents the changes in goodwill by reportable segment:

		Domestic
		Life	Foreign Life
		Insurance &	Insurance &
	General	Retirement	Retirement	Financial
(in millions)	Insurance	Services	Services	Services	Other	Total

Balance, December 31, 2007:
Goodwill – gross	$2,212	$1,302	$4,067	$712	$1,121	$9,414
Accumulated impairments	-	-	-	-	-	-

Net goodwill	2,212	1,302	4,067	712	1,121	9,414

Increase (decrease) due to:
Goodwill impairments	(1,196)	(1,220)	-	(791)	(878)	(4,085)
Acquisition	-	-	-	79	-	79
Sales of business units	-	-	(139)	-	-	(139)
Consolidation/Deconsolidation(a)	243	-	-	-	10	253
Other(b)	(50)	(1)	480	-	1,001	1,430
Activity of discontinued operations	-	-	-	-	-	-

Balance, December 31, 2008:
Goodwill – gross	$2,405	$1,301	$4,408	$791	$2,132	$11,037
Accumulated impairments	(1,196)	(1,220)	-	(791)	(878)	(4,085)

Net goodwill	$1,209	$81	$4,408	$-	$1,254	$6,952

Increase (decrease) due to:
Goodwill impairments	-	(81)	-	-	(612)	(693)
Sales of business units	-	-	(1)	-	(82)	(83)
Consolidation/Deconsolidation(a)	-	-	(1)	-	(476)	(477)
Other(b)	75	-	445	-	1	521
Activity of discontinued operations	-	-	(9)	-	-	(9)
Reclassified to Assets of businesses held for sale	-	-	-	-	(16)	(16)

Balance, December 31, 2009:
Goodwill – gross	$2,480	$1,301	$4,842	$791	$1,559	$10,973
Accumulated impairments	(1,196)	(1,301)	-	(791)	(1,490)	(4,778)

Net goodwill	$1,284	$-	$4,842	$-	$69	$6,195

(a)	Represents increase/decrease in AIG’s ownership of consolidated investments.

(b)	Primarily represents foreign exchange translation and purchase price adjustments (PPA), including a PPA of approximately $1 billion related to a proprietary investment in 2008.
     (l) Other assets: Other assets consists of a prepaid commitment fee asset related to the FRBNY Credit Agreement, prepaid expenses, including deferred advertising costs, sales inducement assets, deposits, other deferred charges and intangible assets other than goodwill. The prepaid commitment fee asset related to the FRBNY Credit Agreement is being amortized as interest expense ratably over the five-year term of the agreement, accelerated for actual pay-downs that reduce the total credit available. Based on the level of completed and contemplated transactions that will give rise to mandatory prepayments, AIG estimates that the total credit available will be reduced to zero before maturity, and thus the asset will be fully amortized prior to maturity of the FRBNY Credit Agreement. The actual amortization period will depend upon the timing of such transactions and the values realized.
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     Certain direct response advertising costs are deferred and amortized over the expected future benefit period. When AIG can demonstrate that its customers have responded specifically to direct-response advertising, the primary purpose of which is to elicit sales to customers, and when it can be shown such advertising results in probable future economic benefits, the advertising costs are capitalized. Deferred advertising costs are amortized on a cost-pool-by-cost-pool basis over the expected future economic benefit period and are reviewed regularly for recoverability. Deferred advertising costs totaled $207 million and $640 million at December 31, 2009 and 2008, respectively. The amount of expense amortized into income was $173 million, $483 million and $395 million, for the years ended 2009, 2008 and 2007, respectively.
     AIG offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contractholder are recognized as part of the liability for policyholders’ contract deposits in the Consolidated Balance Sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and AIG must demonstrate that such amounts are incremental to amounts AIG credits on similar contracts without bonus interest, and are higher than the contract’s expected ongoing crediting rates for periods after the bonus period. The deferred bonus interest and other deferred sales inducement assets totaled $1.3 billion and $1.8 billion at December 31, 2009 and 2008, respectively. The amortization expense associated with these assets is reported within Policyholder benefits and claims incurred in the Consolidated Statement of Income. Such amortization expense totaled $259 million, $56 million and $149 million for the years ended December 31, 2009, 2008 and 2007, respectively.
     All commodities are recorded at the lower of cost or fair value. The exposure to market risk may be reduced through the use of forwards, futures and option contracts. Lower of cost or fair value reductions in commodity positions and unrealized gains and losses in related derivatives are reflected in Other income.
     See Note 11 herein for a discussion of derivatives.
     (m) Separate accounts: Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of AIG. The liabilities for these accounts are equal to the account assets.
     (n) Liability for unpaid claims and claims adjustment expense: Claims and claims adjustment expenses are charged to income as incurred. The liability for unpaid claims and claims adjustment expense represents the accumulation of estimates for unpaid reported losses and includes provisions for losses incurred but not reported. The methods of determining such estimates and establishing resulting reserves, including amounts relating to allowances for estimated unrecoverable reinsurance, are reviewed and updated. If the estimate of reserves is determined to be inadequate or redundant, the increase or decrease is reflected in income. AIG discounts its loss reserves relating to workers’ compensation business written by its U.S. domiciled subsidiaries as permitted by the domiciliary statutory regulatory authorities.
     (o) Future policy benefits for life and accident and health contracts and Policyholder contract deposits: The liability for future policy benefits and policyholder contract deposits are established using assumptions described in Note 12 herein. Future policy benefits for life and accident and health insurance contracts include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Also included in Future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Policyholder contract deposits include AIG’s liability for (a) certain guarantee benefits accounted for as embedded derivatives at fair value, (b) annuities issued in a
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structured settlement arrangement with no life contingency and (c) certain contracts that AIG has elected to account for at fair value beginning in 2008.
     See Note 5 herein for additional fair value disclosures.
     (p) Other policyholder funds: Other policyholder funds are reported at cost and include any policyholders’ funds on deposit that encompass premium deposits and similar items.
     (q) Securities and spot commodities sold but not yet purchased, at fair value: Securities and spot commodities sold but not yet purchased represent sales of securities and spot commodities not owned at the time of sale. The obligations arising from such transactions are recorded on a trade-date basis and carried at fair value. Also included are obligations under gold leases, which are accounted for as a debt host with an embedded gold derivative. Beginning January 1, 2008, AIGFP elected the fair value option for these debt host contracts.
     (r) Other liabilities: Other liabilities consist of other funds on deposit, and other payables. AIG has entered into certain insurance and reinsurance contracts, primarily in its General Insurance segment, that do not contain sufficient insurance risk to be accounted for as insurance or reinsurance. Accordingly, the premiums received on such contracts, after deduction for certain related expenses, are recorded as deposits within Other liabilities in the Consolidated Balance Sheet. Net proceeds of these deposits are invested and generate Net investment income. As amounts are paid, consistent with the underlying contracts, the deposit liability is reduced. Also included in Other liabilities are trade payables for AIGFP which include option premiums received and payables to counterparties that relate to unrealized gains and losses on futures, forwards, and options and balances due to clearing brokers and exchanges.
     (s) Commercial Paper and Extendible Commercial Notes and Long-Term Debt: AIG’s funding consists, in part, of medium and long-term debt and commercial paper. Commercial paper, when issued at a discount, is recorded at the proceeds received and accreted to its par value. Long-term debt is carried at the principal amount borrowed, net of unamortized discounts or premiums. See Note 14 herein for additional information. Long-term debt also includes liabilities connected to trust preferred stock principally related to outstanding securities issued by AIG Life Holdings (US), Inc. (AIGLH), a wholly owned subsidiary of AIG. Cash distributions on such preferred stock are accounted for as interest expense.
     (t) FRBNY Credit Facility and Commercial Paper Funding Facility: In 2008, AIG obtained funding under the FRBNY Credit Facility and the CPFF. Amounts borrowed under the FRBNY Credit Facility and the CPFF are carried at the principal amount borrowed, and in the case of the FRBNY Credit Facility, also include accrued compounding interest and fees, except for AIGFP’s CPFF borrowings which are carried at fair value.
     (u) Contingent Liabilities: Amounts are accrued for the resolution of claims that have either been asserted or are deemed probable of assertion if, in the opinion of management, it is both probable that a liability has been incurred and the amount of the liability can be reasonably estimated. In many cases, it is not possible to determine whether a liability has been incurred or to estimate the ultimate or minimum amount of that liability until years after the contingency arises, in which case, no accrual is made until that time.
     (v) Foreign Currency: Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Functional currency assets and liabilities are translated into U.S. dollars generally using rates of exchange prevailing at the balance sheet date of each respective subsidiary and the related translation adjustments are recorded as a separate component of Accumulated other comprehensive income (loss), net of any related taxes, in consolidated shareholders’ equity. Functional currencies are generally the currencies of the local operating environment. Income statement accounts expressed in functional currencies are translated using average exchange rates during the period. The adjustments resulting from translation of financial statements of foreign entities operating in highly inflationary economies are recorded in income. Exchange gains and losses resulting from foreign currency transactions are recorded in income.
     (w) Noncontrolling Interests: Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York: Represents preferred interests in two wholly-owned SPVs formed to hold all the common
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stock of AIA and ALICO. The preferred interests were measured at fair value on their issuance date. AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a $25 billion reduction of the FRBNY Credit Facility. The preferred interests have a liquidation preference of $25 billion and have a preferred return of 5 percent per year compounded quarterly through September 22, 2013 and 9 percent thereafter. The preferred return is reflected in Income (loss) from continuing operations attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the FRBNY in the Consolidated Statement of Income (Loss). The difference between the preferred interests’ fair value and the initial liquidation preference will be amortized and included in Income (loss) from continuing operations attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the FRBNY.
     Other Noncontrolling interests: Includes the equity interest of outside shareholders in AIG’s consolidated subsidiaries and includes the preferred shareholders’ equity in outstanding preferred stock of ILFC, a wholly owned subsidiary of AIG. Cash distributions on such preferred stock or interest are accounted for as interest expense. This preferred stock consists of 1,000 shares of market auction preferred stock (MAPS) in two series (Series A and B) of 500 shares each. Each of the MAPS shares has a liquidation value of $100,000 per share and is not convertible. The dividend rate, other than the initial rate, for each dividend period for each series is reset approximately every seven weeks (49 days) on the basis of orders placed in an auction. At December 31, 2009, the dividend rate for each of the Series A and Series B MAPS was 0.44 percent.
     (x) Earnings (Loss) per Share: Basic earnings or loss per share and diluted loss per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic earnings per share plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits.
     See Note 16 herein for additional earnings (loss) per share disclosures.
     (y) Recent Accounting Standards:
Accounting Changes
     AIG adopted the following accounting standards during 2007:
Deferred Acquisition Costs
     In September 2005, the American Institute of Certified Public Accountants issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The statement defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract.
     The statement became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date. In the first quarter of 2007, AIG recorded a cumulative effect reduction of $82 million, net of tax, to the opening balance of retained earnings on the date of adoption. This adoption reflected changes in unamortized DAC, VOBA, deferred sales inducement assets, unearned revenue liabilities and future policy benefits for life and accident and health insurance contracts resulting from a shorter expected life related to certain group life and health insurance contracts and the effect on the gross profits of investment-oriented products related to previously anticipated future internal replacements. This cumulative effect adjustment affected only the domestic and foreign life insurance & retirement services operations.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Uncertainty in Income Taxes
     In July 2006, the FASB issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. AIG adopted the standard on January 1, 2007. Upon adoption, AIG recognized a $71 million increase in the liability for unrecognized tax benefits, which was accounted for as a decrease to opening retained earnings as of January 1, 2007. See Note 21 herein for additional disclosures.
Accounting for Change In Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction
     In July 2006, the FASB issued an accounting standard that addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any uncertain tax position related to the lease. AIG adopted the standard on January 1, 2007. Upon adoption, AIG recorded a $50 million decrease in the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting.
     AIG adopted the following accounting standards during 2008:
Fair Value Measurements
     In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard nullifies the guidance that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. The standard also clarifies that an issuer’s credit standing should be considered when measuring liabilities at fair value. The fair value measurement and related disclosure guidance in the standard do not apply to fair value measurements associated with AIG’s share-based employee compensation awards.
     AIG adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The cumulative effect, net of taxes, of adopting the standard on AIG’s Consolidated Balance Sheet was an increase in retained earnings of $4 million.
     The most significant effect of adopting the standard on AIG’s consolidated results of operations for 2008 related to changes in fair value methodologies with respect to both liabilities already carried at fair value, primarily hybrid notes and derivatives, and newly elected liabilities measured at fair value. Specifically, the incorporation of AIG’s own credit spreads and the incorporation of explicit risk margins (embedded policy derivatives at transition only) resulted in a increase in pre-tax loss of $1.8 billion ($1.2 billion after tax) for 2008. The effects of the changes in AIG’s own credit spreads on pre-tax income for AIGFP was an increase of $1.4 billion for 2008. The effect of the changes in counterparty credit spreads for assets measured at fair value at AIGFP was a decrease in pre-tax income of $10.7 billion for 2008.
     See Note 5 herein for additional disclosures.
Fair Value Option
     In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that give rise to a new basis of accounting for that instrument.
     AIG adopted the standard on January 1, 2008, its required effective date. The adoption of the standard with respect to elections made in the Domestic and Foreign Life Insurance & Retirement Services segments resulted in an after-tax decrease to 2008 opening retained earnings of $559 million. The adoption of this standard with respect to elections made by AIGFP resulted in an after-tax decrease to 2008 opening retained earnings of $448 million. Included in this amount are net unrealized gains of $105 million that were reclassified to retained earnings from accumulated other comprehensive income (loss) related to available for sale securities recorded in the consolidated balance sheet at January 1, 2008 for which the fair value option was elected.
     See Note 5 herein for additional fair value disclosures.
Fair Value Measurements and Fair Value Option
The following table summarizes the after-tax increase (decrease) from adopting the accounting standards on Fair Value Measurements and Fair Value Option on the opening shareholders’ equity accounts:

	Accumulated		Cumulative
	Other		Effect of
At January 1, 2008	Comprehensive	Retained	Accounting
(in millions)	Income/(Loss)	Earnings	Changes

Fair Value Measurements	$-	$4	$4
Fair Value Option	(105)	(1,007)	(1,112)

Cumulative effect of change in accounting principles	$(105)	$(1,003)	$(1,108)

Offsetting of Amounts Related to Certain Contracts
     In April 2007, the FASB issued an accounting standard that permitted companies to offset cash collateral receivables or payables against derivative instruments under certain circumstances. AIG adopted the provisions of the standard effective January 1, 2008, which requires retrospective application to all prior periods presented. At December 31, 2008, the amounts of cash collateral received and posted that were offset against net derivative positions totaled $7.1 billion and $19.2 billion, respectively. The cash collateral received and paid related to AIGFP derivative instruments was previously recorded in Other liabilities and Premiums and other receivables. Cash collateral received related to non-AIGFP derivative instruments was previously recorded in Other liabilities.
Disclosures about Credit Derivatives and Certain Guarantees
     In September 2008, the FASB issued an accounting standard that requires additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument. The standard also requires an additional disclosure about the current status of the payment/performance risk of a guarantee. The additional disclosures are included in Note 11 herein.
Fair Value of Financial Assets in Inactive Markets
     In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. AIG adopted this guidance in the third quarter of 2008. The effects of adopting this standard on AIG’s consolidated financial condition and results of operations were not material.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Disclosures about Transfers of Financial Assets and Variable Interest Entities
     In December 2008, the FASB issued an accounting standard that amends and expands the disclosure requirements regarding transfers of financial assets and a company’s involvement with variable interest entities. The standard was effective for interim and annual periods ending after December 15, 2008. Adoption of the standard did not affect AIG’s financial condition, results of operations or cash flow, as only additional disclosures were required. The additional disclosures are included in Note 10 herein.
Amendment to Impairment Guidance
     In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. AIG adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on AIG’s consolidated financial condition and results of operations were not material.
     AIG adopted the following accounting standards during 2009:
Business Combinations
     In December 2007, the FASB issued an accounting standard that changed the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations; requiring an acquirer to recognize 100 percent of the fair value of certain assets acquired, liabilities assumed, and noncontrolling (i.e., minority) interests; and recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in earnings, among other changes.
     AIG adopted the new business combination standard for business combinations for which the acquisition date is on or after January 1, 2009. The adoption of the new standard did not have a material effect on AIG’s consolidated financial position, results of operations or cash flows at and for the year ended December 31, 2009, but will affect the future accounting for business combinations, if any, as well as goodwill impairment assessments.
Noncontrolling Interests in Consolidated Financial Statements
     In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the Consolidated Balance Sheet as a separate component of equity, or in the mezzanine section of the Consolidated Balance Sheet (between liabilities and equity) if such interests do not qualify for “permanent equity” classification. The new standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the Consolidated Statement of Income (Loss). The noncontrolling interests’ share of subsidiary income (loss) should be reported as a part of consolidated Net income (loss) with disclosure of the attribution of consolidated Net income (loss) to the controlling and noncontrolling interests on the face of the Consolidated Statement of Income (Loss).
     AIG adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The Consolidated Statement of Income (loss) for the years ended December 31, 2008 and 2007 have been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests. Of the $10.0 billion minority interest on the Consolidated Balance Sheet at December 31, 2008, $1.9 billion was reclassified from minority interest liability to Redeemable noncontrolling interests in partially owned consolidated subsidiaries and $8.1 billion was reclassified to a separate component of total equity entitled Noncontrolling interests.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     For the year ended December 31, 2009, the Noncontrolling interests balance declined by $4.4 billion, of which $1.4 billion related to the deconsolidation of Transatlantic in the second quarter of 2009 following the public offering of 29.9 million shares of Transatlantic common stock, after which AIG retained 13.9 percent of Transatlantic common stock outstanding. AIG recognized a pre-tax loss of $497 million related to the deconsolidation of Transatlantic. AIG also restructured certain relationships within the Institutional Asset Management business in the second quarter of 2009, resulting in the deconsolidation of a subsidiary and a related decline in goodwill of $476 million and noncontrolling interests of $1.9 billion for the year ended December 31, 2009, due to deconsolidation of certain entities.
     Noncontrolling interests also includes junior and senior non-voting, callable preferred interests issued in connection with the $25 billion reduction in the outstanding balance and maximum borrowing commitment under the FRBNY Credit Facility. See Note 16 herein for further discussion.
Disclosures about Derivative Instruments and Hedging Activities
     In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (a) how and why AIG uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect AIG’s consolidated financial condition, results of operations, and cash flows. AIG adopted the new standard on January 1, 2009. See Note 11 herein for related disclosures.
Subsequent Events
     In May 2009, the FASB issued an accounting standard that requires disclosure of the date through which a company evaluated the events that occurred subsequent to the balance sheet date and whether that date represents the date the financial statements were issued or were available to be issued. AIG adopted the new standard for the period ended June 30, 2009. The adoption of the new standard did not affect AIG’s consolidated financial condition, results of operations or cash flows.
Accounting for Transfers of Financial Assets and Repurchase Financing Transactions
     In February 2008, the FASB issued an accounting standard that requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met. AIG adopted the new standard for new transactions entered into from that date forward. The adoption of the new standard did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows.
Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock
     In June 2008, the FASB issued an accounting standard that addresses how to determine whether a financial instrument (or embedded feature) is indexed to an entity’s own stock and therefore may not be accounted for as a derivative instrument. AIG adopted the new standard on January 1, 2009, which resulted in a $15 million cumulative effect adjustment to opening Accumulated deficit and a $91 million reduction in Additional paid-in capital.
Interim Disclosures about Fair Value of Financial Instruments
     In April 2009, the FASB issued an accounting standard that requires companies to disclose in interim financial statements information about the fair value of financial instruments (including methods and significant assumptions used). The standard also requires the disclosures of summarized financial information for interim reporting periods. AIG adopted the new standard on April 1, 2009.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Recognition and Presentation of Other-Than-Temporary Impairments
     In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 6 herein for the expanded disclosures.
     AIG adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase AIG shareholders’ equity by $2.5 billion as of April 1, 2009, consisting of a decrease in Accumulated deficit of $11.8 billion and an increase to Accumulated other comprehensive loss of $9.3 billion, net of tax. The net increase in AIG’s shareholders’ equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 21 herein). The cumulative effect adjustment resulted in an increase of approximately $16 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of deferred policy acquisition costs (DAC) and sales inducements assets (SIA).
     The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in AIG’s accounting policy for other-than-temporary impairments (see Note 6 herein for a more detailed discussion of the changes in policy):
•	Impairment charges for non-credit (e.g., severity) losses are no longer recognized;
•	The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and
•	For fixed maturity securities that are not deemed to be credit-impaired, AIG is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where AIG has the intent to sell the fixed maturity security or it is more likely than not that AIG will be required to sell the security prior to recovery.
     The following table presents the components of the change in AIG shareholders’ equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

			AIG
	Accumulated	Accumulated Other	Shareholders’
(in billions)	Deficit	Comprehensive Loss	Equity

Increase (decrease) to:
Net effect of the increase in amortized cost of available for sale fixed maturity securities	$16.1	$(16.1)	$-
Net effect of related DAC, SIA and other insurance balances	(1.8)	1.8	-
Net effect on deferred income tax assets	(2.5)	5.0	2.5

Net increase in AIG shareholders’ equity	$11.8	$(9.3)	$2.5

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly
     In April 2009 the FASB issued an accounting standard that provides guidance for estimating the fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows.
Employers’ Disclosures about Postretirement Benefit Plan Assets
     In December 2008, the FASB issued an accounting standard that requires more detailed disclosures about an employer’s plan assets, including the employer’s investment strategies, major categories of plan assets, concentrations of risk within plan assets, and valuation techniques used to measure the fair values of plan assets. The new standard was effective for fiscal years ending after December 15, 2009. The adoption of the new standard had no effect on AIG’s consolidated financial condition, results of operations or cash flows. See Note 19 herein for disclosures.
Measuring Liabilities at Fair Value
     In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The new standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The new standard was effective beginning October 1, 2009 for AIG. The adoption of the new standard did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows.
Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)
     In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the new standard did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows. See Note 5 herein for disclosure.
Accounting and Reporting for Decreases in Ownership of a Subsidiary
     In January 2010, the FASB issued an accounting standard that clarifies that the partial sale and deconsolidation provisions of the accounting standards addressing consolidation should be applied to (1) a business that is not in the legal form of a subsidiary, (2) transactions with equity method investees and joint ventures, (3) exchanges of groups of assets that constitute businesses for noncontrolling interests in other entities, (4) the deconsolidation of a subsidiary that does not qualify as a business if the substance of the transaction is not addressed directly by other guidance, and that the accounting standards addressing consolidation do not apply to the sales of in-substance real estate. The adoption of the new standard did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Future Application of Accounting Standards
Accounting for Transfers of Financial Assets
     In June 2009, the FASB issued an accounting standard addressing transfers of financial assets that removes the concept of a qualifying special-purpose entity (QSPE) from the FASB Accounting Standards Codification and removes the exception from applying the consolidation rules to QSPEs. The new standard is effective for interim and annual periods beginning on January 1, 2010 for AIG. Earlier application is prohibited. AIG expects adoption of this standard will increase both assets and liabilities by approximately $1.3 billion as a result of consolidating two previously unconsolidated QSPEs. AIG does not expect the effect of adopting this new standard on its results of operations or cash flows to be material.
Consolidation of Variable Interest Entities
     In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity’s economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and annual periods beginning on January 1, 2010 for AIG. Earlier application is prohibited. AIG expects adoption of this standard will increase assets, liabilities, noncontrolling interest and retained earnings by approximately $8.8 billion, $7.4 billion, $1.2 billion, and $200 million, respectively, as a result of consolidating previously unconsolidated VIEs. AIG does not expect the effect of adopting this new standard on its results of operations or cash flows to be material.
2. Discontinued Operations and Held-For-Sale Classification
Discontinued Operations
     On October 12, 2009, AIG entered into an agreement to sell its 97.57 percent share of Nan Shan Life Insurance Company, Ltd. (Nan Shan) for approximately $2.15 billion to a consortium. This transaction met the criteria for held-for-sale and discontinued operations accounting. As a result, Nan Shan’s results of operations are included in discontinued operations in AIG’s Consolidated Statement of Income (Loss) for all periods shown and its assets and liabilities are presented separately as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009. Nan Shan previously had been a component of the Foreign Life Insurance & Retirement Services reportable segment. AIG expects the sale to close in 2010.
A summary of income (loss) from Nan Shan’s discontinued operations is as follows:

Years Ended December 31,
(in millions)	2009	2008	2007

Premiums and other considerations	$4,862	$5,209	$4,865
Net investment income	1,599	1,778	1,658
Net realized capital gains (losses)	724	(2,779)	(91)
Benefits, claims and expenses	6,202	6,441	5,623

Income (loss) from discontinued operations	983	(2,233)	809
Loss on sale	(2,758)	-	-

Income (loss) from discontinued operations, before income tax expense (benefit)	(1,775)	(2,233)	809

Income tax expense (benefit)	(1,232)	520	188

Income (loss) from discontinued operations, net of tax	$(543)	$(2,753)	$621

AIG 2009 Form 10-K            224

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Held-for-Sale Transactions
     On July 28, 2009, AIG entered into an agreement to combine its consumer finance business in Poland, conducted through AIG Bank Polska S.A., into the Polish consumer finance business of Santander Consumer Finance S.A. (SCB). In exchange, AIG will receive equity interest in SCB. The closing is expected to occur in the first quarter of 2010. This transaction met the criteria for held-for-sale accounting and, as a result, its assets and liabilities are included as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009. AIG Bank Polska is a component of the Financial Services reportable segment.
     On September 5, 2009, AIG entered into an agreement to sell its investment advisory and third party asset management businesses for total consideration consisting of a cash payment determined at closing based on the net assets of the business being sold plus contingent consideration. This transaction met the criteria for held-for-sale accounting. As a result, its assets and liabilities are included as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009. These businesses are a component of the Noncore Asset Management business.
A summary of assets and liabilities held for sale at December 31, 2009 is as follows:

(in millions)	2009

Assets:
Fixed maturity securities	$34,495
Equity securities	2,947
Mortgage and other loans receivable, net	3,997
Other invested assets	4,256
Short-term investments	3,501
Deferred policy acquisition costs	3,322
Separate account assets	3,467
Other assets	394

Total Assets of businesses held for sale	$56,379

Liabilities:
Future policy benefits for life and accident and health insurance contracts	$38,023
Policyholder contract deposits	3,133
Separate account liabilities	3,467
Other liabilities	3,976

Total Liabilities of businesses held for sale	$48,599

3. Restructuring
     Since September 2008, AIG has been working to execute an orderly disposition plan of non-core businesses and assets, protect and enhance the value of its key businesses, and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish this over a longer time frame than originally contemplated.
     Successful execution of the restructuring plan involves significant separation activities. Accordingly, in 2008 AIG established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan. Additionally, given the market disruption in the first quarter of 2008, AIGFP established a retention plan for its employees to manage and unwind its complex businesses. Other major activities include the separation of shared services, corporate functions, infrastructure and assets among business units.
     In connection with its restructuring and separation activities, AIG expects to incur significant expenses, including legal, banking, accounting, consulting and other professional fees. In addition, AIG is contractually obligated to
225            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
reimburse or advance certain professional fees and other expenses incurred by the FRBNY and the trustees of the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (Trust).
     Based on AIG’s announced plans, AIG has made estimates of these expenses, although for some restructuring and separation activities estimates cannot be reasonably made due to the evolving nature of the plans and the uncertain timing of the transactions involved. Future reimbursement or advancement payments to the FRBNY and the trustees cannot reasonably be estimated by AIG. Even for those expenses that have been estimated, actual expenses will vary depending on the identity of the ultimate purchasers of the divested entities or counterparties to transactions, the transactions and activities that ultimately are consummated or undertaken, and the ultimate time period over which these activities occur.
     For those restructuring and separation expenses that have been incurred or can be reasonably estimated, the total expenses incurred and expected to be incurred are approximately $2.6 billion at December 31, 2009, as set forth in the table below. This amount excludes expenses that could not be reasonably estimated at December 31, 2009, as well as any expenses (principally professional fees) that are expected to be capitalized. With respect to the FRBNY and the trustees of the Trust, this amount includes only actual reimbursement and advancement payments made through December 31, 2009.
Restructuring expenses and related asset impairment and other expenses by reportable segment consisted of the following:

		Domestic	Foreign
		Life Insurance	Life Insurance
	General	& Retirement	& Retirement	Financial
(in millions)	Insurance	Services	Services	Services	Other(a)	Total

Year Ended December 31, 2009
Restructuring expenses	$2	$33	$119	$187	$443	$784
Separation expenses	181	60	179	111	71	602

Total	$183	$93	$298	$298	$514	$1,386

Year Ended December 31, 2008
Restructuring expenses	$-	$3	$8	$91	$200	$302
Separation expenses	84	55	23	247	93	502

Total	$84	$58	$31	$338	$293	$804

Cumulative amounts incurred since inception of restructuring plan	$267	$151	$329	$636	$807	$2,190

Total amounts expected to be incurred(b)	$314	$173	$423	$704	$956	$2,570

(a)	Primarily includes professional fees related to (i) disposition activities and (ii) AIG’s transactions with the FRBNY and the Department of the Treasury.

(b)	Includes cumulative amounts incurred and future amounts to be incurred that can be reasonably estimated at December 31, 2009.
AIG 2009 Form 10-K            226

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
A rollforward of the restructuring liability, reported in Other liabilities on AIG’s Consolidated Balance Sheet, for the years ended December 31, 2009 and 2008, the cumulative amounts incurred since inception of the restructuring plan, and the total amounts expected to be incurred are summarized as follows:

							Total
		Contract	Asset	Other	Subtotal		Restructuring
	Severance	Termination	Write-	Exit	Restructuring	Separation	and Separation
(in millions)	Expenses (a)	Expenses	Downs	Expenses (b)	Expenses	Expenses (c)	Expenses

Year Ended December 31, 2009
Balance, beginning of year	$77	$27	$-	$87	$191	$284	$475
Additional charges	150	42	129	453	774	606	1,380
Cash payments	(96)	(29)	-	(444)	(569)	(578)	(1,147)
Non-cash items(d)	(10)	(31)	(129)	(1)	(171)	52	(119)
Changes in estimates	13	11	-	(14)	10	(4)	6
Activity of discontinued operations	(5)	-	-	-	(5)	1	(4)
Reclassified to Liabilities of businesses held for sale	(4)	-	-	-	(4)	(1)	(5)

Balance, end of year	$125	$20	$-	$81	$226	$360	$586

Cumulative amounts incurred since inception of restructuring plan	$247	$80	$180	$579	$1,086	$1,104	$2,190

Total amounts expected to be incurred(e)	$250	$115	$180	$757	$1,302	$1,268	$2,570

Year Ended December 31, 2008
Balance, beginning of year	$-	$-	$-	$-	$-	$-	$-
Additional charges	84	27	51	140	302	502	804
Cash payments	(12)	-	-	(53)	(65)	(218)	(283)
Non-cash items(d)	-	-	(51)	-	(51)	-	(51)
Activity of discontinued operations	5	-	-	-	5	-	5

Balance, end of year	$77	$27	$-	$87	$191	$284	$475

Total amounts expected to be incurred(e)	$164	$106	$51	$585	$906	$1,031	$1,937

(a)	Restructuring expenses included $66 million in 2009 and $44 million in 2008 for retention awards for employees expected to be terminated.

(b)	Primarily includes professional fees related to (i) disposition activities, (ii) AIG’s capital restructuring program with the FRBNY and the Department of the Treasury and (iii) unwinding most of AIGFP’s businesses and portfolios.

(c)	Separation expenses included $437 million in 2009 and $500 million in 2008 for retention awards for key employees.

(d)	Primarily represents asset impairment charges, foreign currency translation and reclassification adjustments.

(e)	Includes cumulative amounts incurred and future amounts to be incurred that can be reasonably estimated at the balance sheet date.
4. Segment Information
     AIG reports the results of its operations through four reportable segments: General Insurance, Domestic Life Insurance & Retirement Services, Foreign Life Insurance & Retirement Services, and Financial Services. AIG evaluates performance based on pre-tax income (loss), excluding results from discontinued operations and net gains (losses) on sales of divested businesses because AIG believes that this provides more meaningful information on how its operations are performing.
     During 2009, AIG realigned its financial reporting structure to reflect the effects of its restructuring activities on how management views and manages its businesses. Consequently, beginning in 2009, the results for Transatlantic, 21st Century Insurance Group and Agency Auto Division (excluding the results of the Private Client Group) (21st Century), and Mortgage Guaranty, previously reported as part of the General Insurance reportable segment, are now included in AIG’s Other operations category. In addition, the historical results for HSB Group, Inc. (HSB)
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(which was sold on March 31, 2009), previously included within Commercial Insurance, are now classified as Non-core insurance operations and included in AIG’s Other operations category. Prior period amounts have been revised to conform to the current presentation. As a result of dispositions, only Mortgage Guaranty is still reporting ongoing results of operations within Non-core insurance operations. Additionally, beginning in 2009 gains and losses on sales of divested businesses are recorded within AIG’s other operations category.
     In order to better align financial reporting with the manner in which AIG’s chief operating decision makers review the businesses to make decision about resources to be allocated and to assess performance, during 2009, the following changes were made to the Domestic Life Insurance & Retirement Services reportable segment and AIG’s Other operations category. On September 5, 2009, AIG entered into an agreement to sell its investment advisory and third party Institutional Asset Management businesses. This sale will exclude those asset management businesses providing traditional fixed income asset and liability management for AIG’s insurance company subsidiaries and the AIG Global Real Estate investment management business as well as proprietary real estate and private equity investments. AIG expects to continue relationships with the divested businesses for other investment management services used by its insurance company subsidiaries. As a result of the sale, results for these businesses are now included in AIG’s Other operations category. Additionally, brokerage service commissions, other asset management fees, and investment income from GICs previously reported in the Asset Management segment are now included in Domestic Life Insurance & Retirement Services.
     Additionally, beginning in 2009 Foreign General Insurance and Foreign Life Insurance & Retirement Services results include the equity income (loss) from certain equity method investments, which were previously included as part of AIG’s Other operations category.
     Prior periods have been revised for the above changes.
     The reportable segments and their respective operations are as follows:
     General Insurance: AIG’s General Insurance subsidiaries write substantially all lines of commercial property and casualty insurance and various personal lines both domestically and abroad. Revenues in the General Insurance segment represent General Insurance net Premiums and other considerations earned, Net investment income and Net realized capital gains (losses). AIG’s principal General Insurance operations are as follows:
     Commercial Insurance writes substantially all classes of business insurance in the U.S. and Canada, accepting such business mainly from insurance brokers.
     AIG’s Foreign General insurance group writes both commercial and consumer lines of insurance through a network of branches and foreign based insurance subsidiaries. Foreign General insurance group uses various marketing methods and multiple distribution channels to write both commercial and consumer lines insurance with certain refinements for local laws, customs and needs. Foreign General insurance group operates in Asia, the Pacific Rim, Europe, the U.K., Africa, the Middle East and Latin America.
     Each of the General Insurance operating segments is comprised of groupings of major products and services as follows: Commercial Insurance is comprised of domestic commercial and personal lines insurance products and services; and Foreign General is comprised of general insurance products and services sold overseas.
     Life insurance & retirement services companies are comprised of two major groupings of products and services: insurance-oriented products and services and retirement savings products and services.
     Domestic Life Insurance & Retirement Services: AIG’s Domestic Life Insurance & Retirement Services segment is comprised of several life insurance and retirement services businesses that market their products and services under the brands of American General, AGLA, VALIC, Western National, SunAmerica Retirement Markets, SunAmerica Mutual Funds, SunAmerica Affordable Housing Partners, FSC Securities, Royal Alliance and SagePoint Financial. The businesses offer a comprehensive suite of life insurance, retirement savings products and guaranteed income solutions through an established multi-channel distribution network that includes banks, national, regional and independent broker-dealers, career financial advisors, wholesale life brokers, insurance agents and a direct-to-consumer platform.
AIG 2009 Form 10-K            228

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     AIG’s Domestic Life Insurance businesses offer a broad range of protection products, including individual term and universal life insurance, and group life and health products. In addition, Domestic Life Insurance offers a variety of payout annuities, which include single premium immediate annuities, structured settlements and terminal funding annuities.
     Domestic Retirement Services businesses offer group retirement products and individual fixed and variable annuities. Certain previously acquired closed blocks and other fixed and variable annuity blocks that have been discontinued are reported as “runoff” annuities. Domestic Retirement Services also maintains a runoff block of Guaranteed Investment Contracts (GICs) that were written in (or issued to) the institutional market place prior to 2006.
     Foreign Life Insurance & Retirement Services: AIG’s Foreign Life Insurance & Retirement Services operations include insurance and investment-oriented products such as whole and term life, investment linked, universal life and endowments, personal accident and health products, group products including pension, life and health, and fixed and variable annuities.
     AIG’s principal Foreign Life Insurance & Retirement Services operations are ALICO, American International Assurance Company, Limited, together with AIA, The Philippine American Life and General Insurance Company (Philamlife), AIG Edison Life Insurance Company (AIG Edison Life) and AIG Star Life Insurance Co. Ltd. (AIG Star Life).
     Foreign Life Insurance & Retirement Services reports results through two operating segments: Japan & Other and Asia.
     Financial Services: AIG’s Financial Services subsidiaries engage in diversified activities including aircraft leasing, capital markets, consumer finance and insurance premium finance. Together, the Aircraft Leasing, Capital Markets and Consumer Finance operations generate the majority of the revenues produced by the Financial Services operations. A.I. Credit also contributes to Financial Services income principally by providing insurance premium financing for both AIG’s policyholders and those of other insurers.
     AIG’s Aircraft Leasing operations are the operations of ILFC, which generates its revenues primarily from leasing new and used commercial jet aircraft to foreign and domestic airlines. Revenues also result from the remarketing of commercial jet aircraft for ILFC’s own account, and remarketing and fleet management services for airlines and other aircraft fleet owners.
     Capital Markets represents the operations of AIGFP, which engaged as principal in a wide variety of financial transactions, including standard and customized financial products involving commodities, credit, currencies, energy, equities and interest rates. AIGFP also invests in a diversified portfolio of securities and engaged in borrowing activities that involve issuing standard and structured notes and other securities and entering into GIAs. In late 2008 AIGFP began to unwind its businesses and portfolios, including those associated with credit protection written through credit default swaps on super senior risk tranches of diversified pools of loans and debt securities.
     Historically, AIG’s Capital Markets operations derived a significant portion of their revenues from hedged financial positions entered into in connection with counterparty transactions. AIGFP has also participated as a dealer in a wide variety of financial derivatives transactions. Revenues and pre-tax income of the Capital Markets operations and the percentage change in these amounts for any given period are significantly affected by changes in the fair value of AIGFP’s assets and liabilities and by the number, size and profitability of transactions entered into during that period relative to those entered into during the comparative period.
     AIG’s Consumer Finance operations in North America are principally conducted through AGF. AGF derives most of its revenues from finance charges assessed on real estate loans, secured and unsecured non-real estate loans and retail sales finance receivables.
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     AIG’s foreign consumer finance operations are principally conducted through AIGCFG. AIGCFG operates primarily in emerging and developing markets. As of December 31, 2009, AIGCFG had operations in Argentina, Poland, Taiwan, India and Colombia.
     Other Operations: AIG’s Other operations include interest expense, restructuring costs, expenses of corporate staff not attributable to specific reportable segments, expenses related to efforts to improve internal controls, corporate initiatives, certain compensation plan expenses, certain litigation related charges, corporate level net realized capital gains and losses and net gains and losses on sale of divested businesses.
     Additionally, Other operations include the results of the Noncore insurance and asset management businesses as a result of the realignment discussed above.
     Year-end identifiable assets presented in the following tables include assets of businesses held for sale at December 31, 2009.
The following table presents AIG’s operations by reportable segment:

	Reportable Segments
		Domestic Life	Foreign Life
		Insurance &	Insurance &				Consolidation
	General	Retirement	Retirement	Financial			and
(in millions)	Insurance	Services	Services	Services	Other(a)	Total	Eliminations	Consolidated

2009
Total revenues	$35,039	$11,366	$32,937	$9,576	$9,163	$98,081	$(2,077)	$96,004
Other-than-temporary impairment charges(b)	903	3,821	1,454	22	1,579	7,779	-	7,779
Interest expense	-	-	27	3,010	12,945	15,982	(583)	15,399
Depreciation and amortization	7,005	1,140	3,657	2,163	666	14,631	-	14,631
Pre-tax income (loss) from continuing operations	169	(1,179)	3,221	517	(15,769)	(13,041)	(607)	(13,648)
Capital expenditures	191	52	190	2,613	659	3,705	-	3,705
Year-end identifiable assets	154,733	245,607	307,883	132,821	151,748	992,792	(145,207)	847,585

2008
Total revenues	$34,731	$(19,634)	$16,659	$(31,095)	$8,449	$9,110	$(2,214)	$6,896
Other-than-temporary impairment charges(b)	4,051	30,464	9,766	127	4,241	48,649	-	48,649
Interest expense	-	-	5	3,365	14,041	17,411	(393)	17,018
Depreciation and amortization	7,904	361	4,187	2,009	984	15,445	-	15,445
Pre-tax loss from continuing operations	(2,451)	(34,948)	(3,332)	(40,821)	(23,672)	(105,224)	(1,304)	(106,528)
Capital expenditures	179	100	595	3,501	1,766	6,141	-	6,141
Year-end identifiable assets	144,520	240,279	271,867	167,061	211,407	1,035,134	(174,716)	860,418

2007
Total revenues	$41,162	$18,189	$31,795	$(1,309)	$14,170	$104,007	$(375)	$103,632
Other-than-temporary impairment charges(b)	382	2,209	900	650	455	4,596	-	4,596
Interest expense	-	56	72	7,682	2,152	9,962	(410)	9,552
Depreciation and amortization	7,989	1,587	1,864	2,299	1,506	15,245	-	15,245
Pre-tax income (loss) from continuing operations	10,175	3,070	5,352	(9,515)	(1,699)	7,383	751	8,134
Capital expenditures	234	134	398	4,569	3,948	9,283	-	9,283
Year-end identifiable assets	157,856	349,604	309,017	193,975	178,588	1,189,040	(140,679)	1,048,361

(a)	Interest expense in 2009 and 2008 include amortization of prepaid commitment asset of $8.4 billion and $9.3 billion, respectively.

(b)	Included in Total revenues presented above.
AIG 2009 Form 10-K            230

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents AIG’s General Insurance operations by operating segment:

		Foreign	Total	Consolidation	Total
	Commercial	General	Operating	and	General
(in millions)	Insurance	Insurance	Segments	Eliminations	Insurance

2009
Total revenues	$21,889	$13,150	$35,039	$-	$35,039
Claims and claims adjustment expenses incurred	17,943	7,424	25,367	-	25,367
Underwriting expenses	4,401	5,102	9,503	-	9,503
Depreciation and amortization	3,759	3,246	7,005	-	7,005
Pre-tax income from continuing operations	(455)	624	169	-	169
Capital expenditures	103	88	191	-	191
Year-end identifiable assets	109,142	45,232	154,374	359	154,733

2008
Total revenues	$21,099	$13,632	$34,731	$-	$34,731
Claims and claims adjustment expenses incurred	18,255	7,838	26,093	-	26,093
Underwriting expenses	5,887	5,202	11,089	-	11,089
Depreciation and amortization	4,558	3,346	7,904	-	7,904
Pre-tax income (loss) from continuing operations	(3,043)	592	(2,451)	-	(2,451)
Capital expenditures	62	117	179	-	179
Year-end identifiable assets	105,738	39,037	144,775	(255)	144,520

2007
Total revenues	$27,514	$13,648	$41,162	$-	$41,162
Claims and claims adjustment expenses incurred	16,148	6,243	22,391	-	22,391
Underwriting expenses	4,261	4,335	8,596	-	8,596
Depreciation and amortization	4,613	3,376	7,989	-	7,989
Pre-tax income from continuing operations	7,105	3,070	10,175	-	10,175
Capital expenditures	79	155	234	-	234
Year-end identifiable assets	110,576	48,728	159,304	(1,448)	157,856

231            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents AIG’s Domestic Life Insurance & Retirement Services operations by operating segment:

					Total
					Domestic Life
	Domestic	Domestic	Total	Consolidation	Insurance &
	Life	Retirement	Operating	and	Retirement
(in millions)	Insurance	Services	Segment	Eliminations	Services

2009
Total revenues:
Insurance-oriented products	$5,349	$-	$5,349	$-	$5,349
Retirement savings products	1,993	3,611	5,604	-	5,604
Asset management revenues	17	396	413	-	413

Total revenues	7,359	4,007	11,366	-	11,366

Depreciation and amortization	534	606	1,140	-	1,140
Pre-tax income (loss) from continuing operations	619	(1,798)	(1,179)	-	(1,179)
Capital expenditures	17	35	52	-	52
Year-end identifiable assets	100,600	165,436	266,036	(20,429)	245,607

2008
Total revenues:
Insurance-oriented products	$(3,743)	$-	$(3,743)	$-	$(3,743)
Retirement savings products	2,222	(15,520)	(13,298)	-	(13,298)
Asset management revenues	38	(2,631)	(2,593)	-	(2,593)

Total revenues	(1,483)	(18,151)	(19,634)	-	(19,634)

Depreciation and amortization	279	82	361	-	361
Pre-tax loss from continuing operations	(10,230)	(24,718)	(34,948)	-	(34,948)
Capital expenditures	32	68	100	-	100
Year-end identifiable assets	99,881	159,558	259,439	(19,160)	240,279

2007
Total revenues:
Insurance-oriented products	$8,535	$-	$8,535	$-	$8,535
Retirement savings products	493	6,279	6,772	-	6,772
Asset management revenues	31	2,851	2,882	-	2,882

Total revenues	9,059	9,130	18,189	-	18,189

Depreciation and amortization	583	1,004	1,587	-	1,587
Pre-tax income from continuing operations	644	2,426	3,070	-	3,070
Capital expenditures	53	81	134	-	134
Year-end identifiable assets	111,250	246,063	357,313	(7,709)	349,604

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents AIG’s Foreign Life Insurance & Retirement Services operations by operating segment:

					Total
					Foreign Life
			Total	Consolidation	Insurance &
	Japan &		Operating	and	Retirement
(in millions)	Other	Asia	Segment	Eliminations	Services

2009
Total revenues:
Insurance-oriented products	$14,253	$14,901	$29,154	$-	$29,154
Retirement savings products	3,694	89	3,783	-	3,783

Total revenues	17,947	14,990	32,937	-	32,937

Depreciation and amortization	2,223	1,434	3,657	-	3,657
Pre-tax income from continuing operations	1,300	1,921	3,221	-	3,221
Capital expenditures	138	52	190	-	190
Year-end identifiable assets	169,103	142,155	311,258	(3,375)	307,883

2008
Total revenues:
Insurance-oriented products	$12,106	$6,599	$18,705	$-	$18,705
Retirement savings products	(2,305)	259	(2,046)	-	(2,046)

Total revenues	9,801	6,858	16,659	-	16,659

Depreciation and amortization	2,464	1,723	4,187	-	4,187
Pre-tax loss from continuing operations	(2,686)	(646)	(3,332)	-	(3,332)
Capital expenditures	350	245	595	-	595
Year-end identifiable assets	154,357	121,551	275,908	(4,041)	271,867

2007
Total revenues:
Insurance-oriented products	$14,394	$13,436	$27,830	$-	$27,830
Retirement savings products	3,783	182	3,965	-	3,965

Total revenues	18,177	13,618	31,795	-	31,795

Depreciation and amortization	1,945	(81)	1,864	-	1,864
Pre-tax income from continuing operations	3,045	2,307	5,352	-	5,352
Capital expenditures	166	232	398	-	398
Year-end identifiable assets	177,413	132,521	309,934	(917)	309,017

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The following table presents AIG’s Financial Services operations by operating segment:

					Total	Consolidation	Total
	Aircraft	Capital	Consumer		Operating	and	Financial
(in millions)	Leasing	Markets	Finance	Other	Segments	Eliminations	Services

2009
Total revenues	$5,288	$662	$3,096	$690	$9,736	$(160)	$9,576
Interest expense	1,222	-	1,245	573	3,040	(30)	3,010
Depreciation and amortization	2,022	13	89	39	2,163	-	2,163
Pre-tax income (loss) from continuing operations*	1,385	180	(985)	(63)	517	-	517
Capital expenditures	2,587	-	25	1	2,613	-	2,613
Year-end identifiable assets	45,992	55,874	26,938	(15,420)	113,384	19,437	132,821

2008
Total revenues	$5,075	$(40,333)	$3,849	$323	$(31,086)	$(9)	$(31,095)
Interest expense	1,557	-	1,567	276	3,400	(35)	3,365
Depreciation and amortization	1,893	20	63	33	2,009	-	2,009
Pre-tax income (loss) from continuing operations	1,116	(40,471)	(1,261)	(205)	(40,821)	-	(40,821)
Capital expenditures	3,231	5	85	180	3,501	-	3,501
Year-end identifiable assets	47,426	77,846	34,525	(2,354)	157,443	9,618	167,061

2007
Total revenues	$4,694	$(9,979)	$3,655	$1,471	$(159)	$(1,150)	$(1,309)
Interest expense	1,650	4,644	1,361	27	7,682	-	7,682
Depreciation and amortization	1,751	476	56	16	2,299	-	2,299
Pre-tax income (loss) from continuing operations	873	(10,557)	171	(2)	(9,515)	-	(9,515)
Capital expenditures	4,164	21	62	322	4,569	-	4,569
Year-end identifiable assets	44,970	105,568	36,822	17,357	204,717	(10,742)	193,975

*	Includes $2.7 billion of intercompany interest expense and $340 million of increase to fair value which are eliminated in AIG’s consolidation.
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     The following table presents components of AIG’s Other operations:

		Noncore
			Asset	Consolidation	Total
	Parent	Insurance	Management	and	Other
(in millions)	& Other	Operations	Operations	Eliminations	Operations

2009
Total revenues	$3,625	$6,458	$(639)	$(281)	$9,163
Interest expense	12,502	3	721	(281)	12,945
Depreciation and amortization	310	244	112	-	666
Pre-tax income (loss) from continuing operations	(12,535)	352	(3,586)	-	(15,769)
Capital expenditures	249	36	374	-	659
Year-end identifiable assets	121,600	12,335	22,000	(4,187)	151,748

2008
Total revenues	$476	9,906	$(1,933)	$-	$8,449
Interest expense	13,323	6	712	-	14,041
Depreciation and amortization	201	605	178	-	984
Pre-tax loss from continuing operations	(14,990)	(3,334)	(5,348)	-	(23,672)
Capital expenditures	303	82	1,381	-	1,766
Year-end identifiable assets	168,762	25,598	20,799	(3,752)	211,407

2007
Total revenues	$952	10,475	$2,743	$-	$14,170
Interest expense	1,652	29	471	-	2,152
Depreciation and amortization	215	1,217	74	-	1,506
Pre-tax income (loss) from continuing operations	(2,062)	280	83	-	(1,699)
Capital expenditures	271	120	3,557	-	3,948
Year-end identifiable assets	126,874	26,704	28,517	(3,507)	178,588

The following table presents AIG’s operations by major geographic area:

	Geographic Area
	United	Japan	Other
(in millions)	States	and Asia	Foreign	Consolidated

2009
Total revenues(a)	$37,228	$35,180	$23,596	$96,004
Real estate and other fixed assets, net of accumulated depreciation	2,328	1,189	625	4,142
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	44,091	-	-	44,091

2008
Total revenues(a)	$(34,667)	$20,814	$20,749	$6,896
Real estate and other fixed assets, net of accumulated depreciation	3,220	1,552	794	5,566
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	43,395	-	-	43,395

2007
Total revenues(a)	$45,112	$30,080	$28,440	$103,632
Real estate and other fixed assets, net of accumulated depreciation	3,196	1,404	918	5,518
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	41,984	-	-	41,984

(a)	Revenues are generally reported according to the geographic location of the reporting unit.

(b)	ILFC derives more than 90 percent of its revenue from foreign-operated airlines.
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5. Fair Value Measurements
Fair Value Measurements on a Recurring Basis
     AIG measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, certain mortgage and other loans receivable, derivative assets and liabilities, securities purchased/sold under agreements to resell/repurchase, securities lending invested collateral, non-traded equity investments and certain private limited partnerships and certain hedge funds included in other invested assets, certain short-term investments, separate and variable account assets, certain policyholder contract deposits, securities and spot commodities sold but not yet purchased, certain trust deposits and deposits due to banks and other depositors, certain CPFF, certain long-term debt, and certain hybrid financial instruments included in Other liabilities. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.
     The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.
Fair Value Hierarchy
     Beginning January 1, 2008, assets and liabilities recorded at fair value in the Consolidated Balance Sheet are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:
•	Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that AIG has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. AIG does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

•	Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain Residential mortgage-backed securities (RMBS), Commercial mortgage-backed securities (CMBS) and Collateralized debt obligations/Asset backed securities (CDO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments, certain derivative contracts, guaranteed investment agreements (GIAs) and CPFF at AIGFP, other long-term debt and physical commodities.

•	Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its
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entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. AIG’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS and CDO/ABS, corporate debt, certain municipal and sovereign debt, certain derivative contracts (including AIGFP’s super senior credit default swap portfolio), policyholder contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. AIG’s non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.
     The following is a description of the valuation methodologies used for instruments carried at fair value:
Valuation Methodologies
Incorporation of Credit Risk in Fair Value Measurements
•	AIG’s Own Credit Risk. Fair value measurements for AIGFP’s debt, GIAs, structured note liabilities and freestanding derivatives incorporate AIG’s own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to AIG at the balance sheet date by reference to observable AIG credit default swap or cash bond spreads. A counterparty’s net credit exposure to AIG is determined based on master netting agreements, when applicable, which take into consideration all positions with AIG, as well as collateral posted by AIG with the counterparty at the balance sheet date.
     Fair value measurements for embedded policy derivatives and policyholder contract deposits take into consideration that policyholder liabilities are senior in priority to general creditors of AIG and therefore are much less sensitive to changes in AIG credit default swap or cash issuance spreads.
•	Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for AIG to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. AIG’s net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.
     The cost of credit protection is determined under a discounted present value approach considering the market levels for single name credit default swap spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to AIG by an independent third party. AIG utilizes a LIBOR-based interest rate curve to derive its discount rates.
     This type of CDS is a derivative contract that allows the transfer of third party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or annual premium to the seller. The seller’s payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the annual and/or upfront premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).
     While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, AIG believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.
     Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models
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incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.
Fixed Maturity Securities — Trading and Available for Sale
     AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from dealer markets.
     AIG estimates the fair value of fixed maturity securities not traded in active markets, including receivables (payables) arising from securities purchased (sold) under agreements to resell (repurchase), and mortgage and other loans receivable for which AIG elected the fair value option, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses and/or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Maiden Lane II and Maiden Lane III
     At their inception, ML II and ML III were valued and recorded at the transaction prices of $1 billion and $5 billion, respectively. Subsequently, Maiden Lane Interests are valued using a discounted cash flow methodology that uses the estimated future cash flows of the Maiden Lane assets. AIG applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with AIG’s interests in the capital structure of the respective entities. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.
     The fair value methodology used assumes that the underlying collateral in the Maiden Lane Interests will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the Maiden Lane Interests. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly from the amounts reported.
     Adjustments to the fair value of AIG’s investment in ML II are recorded on the Consolidated Statement of Income (Loss) in Net investment income for AIG’s Domestic Life Insurance companies. Adjustments to the fair value of AIG’s investment in ML III are recorded in Net investment income on the Consolidated Statement of Income (Loss) and, beginning in the second quarter of 2009, were included in Other Noncore business results, reflecting the contribution to an AIG subsidiary. Prior to the second quarter of 2009, such amounts had been included in Other parent company results. AIG’s investments in the Maiden Lane Interests are included in bond trading securities, at fair value, on the Consolidated Balance Sheet.
Equity Securities Traded in Active Markets — Trading and Available for Sale
     AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.
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Direct Private Equity Investments — Other Invested Assets
     AIG initially estimates the fair value of equity instruments not traded in active markets, which includes direct private equity investments, by reference to the transaction price. This valuation is adjusted for changes in inputs and assumptions which are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and/or changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Hedge Funds, Private Equity Funds and Other Investment Partnerships — Other Invested Assets
     AIG initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, AIG generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. AIG considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.
Separate Account Assets
     Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.
Freestanding Derivatives
     Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). AIG generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.
     OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. AIG generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.
     Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When AIG does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, AIG updates valuation inputs when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.
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Embedded Policy Derivatives
     The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on AIG’s historical experience. With respect to embedded policy derivatives in AIG’s variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With respect to embedded policy derivatives in AIG’s equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity indexed credited rates in light of market conditions and policyholder behavior assumptions. These methodologies incorporate an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.
AIGFP’s Super Senior Credit Default Swap Portfolio
     AIGFP values its CDS transactions written on the super senior risk layers of designated pools of debt securities or loans using internal valuation models, third-party price estimates and market indices. The principal market was determined to be the market in which super senior credit default swaps of this type and size would be transacted, or have been transacted, with the greatest volume or level of activity. AIG has determined that the principal market participants, therefore, would consist of other large financial institutions who participate in sophisticated over-the-counter derivatives markets. The specific valuation methodologies vary based on the nature of the referenced obligations and availability of market prices.
     The valuation of the super senior credit derivatives continues to be challenging given the limitation on the availability of market observable information due to the lack of trading and price transparency in the structured finance market, particularly during and since the second half of 2007. These market conditions have increased the reliance on management estimates and judgments in arriving at an estimate of fair value for financial reporting purposes. Further, disparities in the valuation methodologies employed by market participants and the varying judgments reached by such participants when assessing volatile markets have increased the likelihood that the various parties to these instruments may arrive at significantly different estimates as to their fair values.
     AIGFP’s valuation methodologies for the super senior credit default swap portfolio have evolved in response to the deteriorating market conditions and the lack of sufficient market observable information. AIG has sought to calibrate the methodologies to available market information and to review the assumptions of the methodologies on a regular basis.
     Regulatory capital portfolio: In the case of credit default swaps written to facilitate regulatory capital relief, AIGFP estimates the fair value of these derivatives by considering observable market transactions. The transactions with the most observability are the early terminations of these transactions by counterparties. AIGFP continues to reassess the expected maturity of the portfolio. As of December 31, 2009, AIG estimated that the weighted average expected maturity of the portfolio was 1.35 years. AIGFP has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for AIGFP’s financial institution counterparties is generally derived from the terms of the Capital Accord of the Basel Committee on Banking Supervision (Basel I) that existed through the end of 2007 and which is in the process of being replaced by the Revised Framework for the International Convergence of Capital Measurement and Capital Standards issued by the Basel Committee on Banking Supervision (Basel II). It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small
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number of specific instances. However, the Basel Committee recently announced that it has agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame. In assessing the fair value of the regulatory capital CDS transactions, AIGFP also considers other market data, to the extent relevant and available. For further discussion, see Note 11 herein.
     Multi-sector CDO portfolios: AIGFP uses a modified version of the Binomial Expansion Technique (BET) model to value its credit default swap portfolio written on super senior tranches of multi-sector collateralized debt obligations (CDOs) of ABS, including maturity-shortening puts that allow the holders of the securities issued by certain CDOs to treat the securities as short-term 2a-7 eligible investments under the Investment Company Act of 1940 (2a-7 Puts). The BET model was developed in 1996 by a major rating agency to generate expected loss estimates for CDO tranches and derive a credit rating for those tranches, and remains widely used.
     AIGFP has adapted the BET model to estimate the price of the super senior risk layer or tranche of the CDO. AIG modified the BET model to imply default probabilities from market prices for the underlying securities and not from rating agency assumptions. To generate the estimate, the model uses the price estimates for the securities comprising the portfolio of a CDO as an input and converts those estimates to credit spreads over current LIBOR-based interest rates. These credit spreads are used to determine implied probabilities of default and expected losses on the underlying securities. This data is then aggregated and used to estimate the expected cash flows of the super senior tranche of the CDO.
     Prices for the individual securities held by a CDO are obtained in most cases from the CDO collateral managers, to the extent available. CDO collateral managers provided market prices for 62.8 percent of the underlying securities used in the valuation at December 31, 2009. When a price for an individual security is not provided by a CDO collateral manager, AIGFP derives the price through a pricing matrix using prices from CDO collateral managers for similar securities. Matrix pricing is a mathematical technique used principally to value debt securities without relying exclusively on quoted prices for the specific securities, but rather by relying on the relationship of the security to other benchmark quoted securities. Substantially all of the CDO collateral managers who provided prices used dealer prices for all or part of the underlying securities, in some cases supplemented by third-party pricing services.
     The BET model also uses diversity scores, weighted average lives, recovery rates and discount rates.
     AIGFP employs a Monte Carlo simulation to assist in quantifying the effect on the valuation of the CDO of the unique aspects of the CDO’s structure such as triggers that divert cash flows to the most senior part of the capital structure. The Monte Carlo simulation is used to determine whether an underlying security defaults in a given simulation scenario and, if it does, the security’s implied random default time and expected loss. This information is used to project cash flow streams and to determine the expected losses of the portfolio.
     In addition to calculating an estimate of the fair value of the super senior CDO security referenced in the credit default swaps using its internal model, AIGFP also considers the price estimates for the super senior CDO securities provided by third parties, including counterparties to these transactions, to validate the results of the model and to determine the best available estimate of fair value. In determining the fair value of the super senior CDO security referenced in the credit default swaps, AIGFP uses a consistent process which considers all available pricing data points and eliminates the use of outlying data points. When pricing data points are within a reasonable range an averaging technique is applied.
     Corporate debt/Collateralized loan obligation (CLO) portfolios: In the case of credit default swaps written on portfolios of investment-grade corporate debt, AIGFP previously estimated the fair value of its obligations by comparing the contractual premium of each contract to the current market levels of the senior tranches of comparable credit indices, the iTraxx index for European corporate issuances and the CDX index for U.S. corporate issuances. Those indices were considered reasonable proxies for the referenced portfolios. In addition, AIGFP compared those
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
valuations to third-party prices and made adjustments as necessary to determine the best available estimate of fair value. During the third quarter of 2009, AIGFP enhanced its valuation methodology for credit default swaps written on portfolios of investment-grade corporate debt. This new methodology uses a mathematical model that produces results that are more closely aligned with prices received from third-parties. This methodology is widely used by other market participants and uses the current market credit spreads of the names in the portfolios along with the base correlations implied by the current market prices of comparable tranches of the relevant market traded credit indices as inputs. Two transactions, representing two percent of the total notional amount of the corporate arbitrage transactions, are valued using third party quotes given their unique attributes.
     AIGFP estimates the fair value of its obligations resulting from credit default swaps written on CLOs to be equivalent to the par value less the current market value of the referenced obligation. Accordingly, the value is determined by obtaining third-party quotes on the underlying super senior tranches referenced under the credit default swap contract.
Policyholder Contract Deposits
     Policyholder contract deposits accounted for at fair value are measured using an earnings approach by taking into consideration the following factors:
•	Current policyholder account values and related surrender charges;

•	The present value of estimated future cash inflows (policy fees) and outflows (benefits and maintenance expenses) associated with the product using risk neutral valuations, incorporating expectations about policyholder behavior, market returns and other factors; and

•	A risk margin that market participants would require for a market return and the uncertainty inherent in the model inputs.
     The change in fair value of these policyholder contract deposits is recorded as Policyholder benefits and claims incurred in the Consolidated Statement of Income (Loss).
Securities and spot commodities sold but not yet purchased
     Fair values for securities sold but not yet purchased are based on current market prices. Fair values of spot commodities sold but not yet purchased are based on current market prices of reference spot futures contracts traded on exchanges.
Other long-term debt
     When fair value accounting has been elected, the fair value of non-structured liabilities is generally determined by using market prices from exchange or dealer markets, when available, or discounting expected cash flows using the appropriate discount rate for the applicable maturity. The discount rate is based on an implicit rate determined with the use of observable CDS market spreads to determine the risk of non-performance for AIG. Such instruments are generally classified in Level 2 of the fair value hierarchy as substantially all inputs are readily observable. AIG determines the fair value of structured liabilities (where performance is linked to structured interest rates, inflation or currency risks) and hybrid financial instruments (performance linked to risks other than interest rates, inflation or currency risks) using the appropriate derivative valuation methodology (described above) given the nature of the embedded risk profile. Such instruments are classified in Level 2 or Level 3 depending on the observability of significant inputs to the model. In addition, adjustments are made to the valuations of both non-structured and structured liabilities to reflect AIG’s own credit worthiness based on observable credit spreads of AIG.
AIG 2009 Form 10-K            242

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

				Counterparty	Cash
(in millions)	Level 1	Level 2	Level 3	Netting(a)	Collateral(b)	Total

At December 31, 2009
Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$146	$5,077	$-	$-	$-	$5,223
Obligations of states, municipalities and political subdivisions	219	53,270	613	-	-	54,102
Non-U.S. governments	312	64,519	753	-	-	65,584
Corporate debt	10	187,337	4,768	-	-	192,115
Residential mortgage-backed securities (RMBS)	-	21,623	6,654	-	-	28,277
Commercial mortgage-backed securities (CMBS)	-	8,336	4,934	-	-	13,270
Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	-	2,167	4,724	-	-	6,891

Total bonds available for sale	687	342,329	22,446	-	-	365,462

Bond trading securities:
U.S. government and government sponsored entities	394	6,317	16	-	-	6,727
Obligations of states, municipalities and political subdivisions	-	371	-	-	-	371
Non-U.S. governments	2	1,363	56	-	-	1,421
Corporate debt	-	5,205	121	-	-	5,326
RMBS	-	3,671	4	-	-	3,675
CMBS	-	2,152	325	-	-	2,477
CDO/ABS	-	4,381	6,865	-	-	11,246

Total bond trading securities	396	23,460	7,387	-	-	31,243

Securities lending invested collateral:(c)
Corporate debt	-	-	23	-	-	23
RMBS	-	47	-	-	-	47
CMBS	-	14	5	-	-	19

Total securities lending invested collateral	-	61	28	-	-	89

Equity securities available for sale:
Common stocks	7,254	9	35	-	-	7,298
Preferred stocks	-	760	54	-	-	814
Mutual funds	1,348	56	6	-	-	1,410

Total equity securities available for sale	8,602	825	95	-	-	9,522

Equity securities trading:
Common stocks	1,254	104	1	-	-	1,359
Mutual funds	6,460	492	7	-	-	6,959

Total equity securities trading	7,714	596	8	-	-	8,318

Mortgage and other loans receivable	-	119	-	-	-	119
Other invested assets(d)	3,322	8,656	6,910	-	-	18,888
Unrealized gain on swaps, options and forward transactions	123	32,617	1,761	(19,054)	(6,317)	9,130
Securities purchased under agreements to resell	-	2,154	-	-	-	2,154
Short-term investments	1,898	22,077	-	-	-	23,975
Separate account assets	56,165	1,984	1	-	-	58,150
Other assets	-	18	270	-	-	288

Total	$78,907	$434,896	$38,906	$(19,054)	$(6,317)	$527,338

243            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

				Counterparty	Cash
(in millions)	Level 1	Level 2	Level 3	Netting(a)	Collateral(b)	Total

Liabilities:
Policyholder contract deposits	$-	$-	$5,214	$-	$-	$5,214
Securities sold under agreements to repurchase	-	3,221	-	-	-	3,221
Securities and spot commodities sold but not yet purchased	159	871	-	-	-	1,030
Unrealized loss on swaps, options and forward transactions(e)	8	24,789	7,826	(19,054)	(8,166)	5,403
Trust deposits and deposits due to banks and other depositors	-	15	-	-	-	15
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	2,742	-	-	-	2,742
Other long-term debt	-	12,314	881	-	-	13,195

Total	$167	$43,952	$13,921	$(19,054)	$(8,166)	$30,820

At December 31, 2008
Assets:
Bonds available for sale	$414	$344,237	$18,391	$-	$-	$363,042
Bond trading securities	781	29,480	6,987	-	-	37,248
Securities lending invested collateral(c)	-	2,967	435	-	-	3,402
Common and preferred stock available for sale	7,282	1,415	111	-	-	8,808
Common and preferred stock trading	6,611	60	3	-	-	6,674
Mortgage and other loans receivable	-	131	-	-	-	131
Other invested assets(d)	6,441	7,248	11,168	-	-	24,857
Unrealized gain on swaps, options and forward transactions	223	90,998	3,865	(74,217)	(7,096)	13,773
Securities purchased under agreements to resell	-	3,960	-	-	-	3,960
Short-term investments	3,247	16,069	-	-	-	19,316
Separate account assets	47,902	2,410	830	-	-	51,142
Other assets	-	44	325	-	-	369

Total	$72,901	$499,019	$42,115	$(74,217)	$(7,096)	$532,722

Liabilities:
Policyholder contract deposits	$-	$-	$5,458	$-	$-	$5,458
Securities sold under agreements to repurchase	-	4,423	85	-	-	4,508
Securities and spot commodities sold but not yet purchased	1,124	1,569	-	-	-	2,693
Unrealized loss on swaps, options and forward transactions(e)	1	85,255	14,435	(74,217)	(19,236)	6,238
Trust deposits and deposits due to banks and other depositors	-	30	-	-	-	30
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	6,802	-	-	-	6,802
Other long-term debt	-	15,448	1,147	-	-	16,595
Other liabilities	-	1,355	-	-	-	1,355

Total	$1,125	$114,882	$21,125	$(74,217)	$(19,236)	$43,679

(a)	Represents netting of derivative exposures covered by a qualifying master netting agreement.

(b)	Represents cash collateral posted and received. Securities collateral posted for derivative transactions that is reflected in Fixed maturity securities in the Consolidated Balance Sheet, and collateral received, not reflected in the Consolidated Balance Sheet, were $1.6 billion and $289 million, respectively, at December 31, 2009 and $4.2 billion and $1.6 billion, respectively, at December 31, 2008.

(c)	Amounts exclude short-term investments that are carried at cost, which approximates fair value of $188 million and $442 million at December 31, 2009 and 2008, respectively.

(d)	Approximately 6 percent and 15 percent of the fair value of the total assets recorded as Level 3 relates to various private equity, real estate, hedge fund and fund-of-funds investments that are consolidated by AIG at December 31, 2009 and 2008, respectively. AIG’s ownership in these funds represented 71.1 percent, or $1.6 billion, of Level 3 assets at December 31, 2009 and 27.6 percent, or $1.7 billion, of Level 3 assets at December 31, 2008. AIG’s percentage ownership in these investments increased at December 31, 2009 due to the reclassification of certain investments to Assets of businesses held for sale.

(e)	Included in Level 3 is the fair value derivative liability of $4.8 billion and $9.0 billion at December 31, 2009 and 2008, respectively, on the AIGFP super senior credit default swap portfolio.
AIG 2009 Form 10-K            244

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Changes in Level 3 recurring fair value measurements
The following tables present changes during 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Income (Loss), during 2009 and 2008 related to the Level 3 assets and liabilities that remained on the Consolidated Balance Sheet at December 31, 2009 and 2008:

		Net
		Realized and					Reclassified		Changes in
		Unrealized	Accumulated	Purchases,			to Assets of		Unrealized Gains
	Balance	Gains (Losses)	Other	Sales,		Activity of	Businesses	Balance	(Losses) on
	Beginning	Included	Comprehensive	Issuances and		Discontinued	Held	End	Instruments Held
(in millions)	of Period(a)	in Income(b)	Income (Loss)	Settlements-Net	Transfers(c)	Operations	for Sale	of Period	at End of Period

December 31, 2009
Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$2	$-	$(2)	$-	$-	$-	$-	$-	$-
Obligations of states, municipalities and political subdivisions	861	(12)	(55)	97	(278)	-	-	613	-
Non-U.S. governments	601	3	36	125	(12)	-	-	753	-
Corporate debt	5,872	(33)	1,121	(1,122)	(1,065)	1	(6)	4,768	-
RMBS	6,108	(1,125)	1,491	(468)	648	-	-	6,654	-
CMBS	1,663	(192)	503	(359)	3,319	-	-	4,934	-
CDO/ABS	3,284	(656)	1,850	(367)	628	18	(33)	4,724	-

Total bonds available for sale	18,391	(2,015)	4,944	(2,094)	3,240	19	(39)	22,446	-

Bond trading securities:
U.S. government and government sponsored entities	17	(2)	-	1	-	-	-	16	(1)
Non-U.S. governments	-	-	-	1	55	-	-	56	-
Corporate debt	261	15	-	(115)	8	16	(64)	121	37
RMBS	8	(3)	-	(1)	-	-	-	4	15
CMBS	45	(76)	-	57	299	-	-	325	17
CDO/ABS	6,656	850	-	(641)	-	-	-	6,865	1,844

Total bond trading securities	6,987	784	-	(698)	362	16	(64)	7,387	1,912

Securities lending invested collateral:
Corporate debt	231	-	5	(308)	95	-	-	23	-
RMBS	48	-	5	(27)	(26)	-	-	-	-
CMBS	-	-	-	-	5	-	-	5	-
CDO/ABS	156	-	(24)	(132)	-	-	-	-	-

Total securities lending invested collateral	435	-	(14)	(467)	74	-	-	28	-

Equity securities available for sale:
Common stocks	55	(24)	7	5	(8)	-	-	35	-
Preferred stocks	54	(11)	6	1	4	-	-	54	-
Mutual funds	2	-	4	-	-	-	-	6	-

Total equity securities available for sale	111	(35)	17	6	(4)	-	-	95	-

Equity securities trading:
Common stocks	1	-	-	-	-	-	-	1	-
Mutual funds	2	(3)	-	(3)	11	-	-	7	(2)

Total equity securities trading	3	(3)	-	(3)	11	-	-	8	(2)

Other invested assets	11,168	(2,115)	(1,480)	771	142	-	(1,576)	6,910	(1,737)
Short-term investments	-	-	-	38	(38)	-	-	-	-
Other assets	325	(23)	-	(32)	-	-	-	270	(23)
Separate account assets	830	-	-	-	-	94	(923)	1	-

Total	$38,250	$(3,407)	$3,467	$(2,479)	$3,787	$129	$(2,602)	$37,145	$150

245            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

		Net
		Realized and					Reclassified		Changes in
		Unrealized	Accumulated	Purchases,			to Assets of		Unrealized Gains
	Balance	Gains (Losses)	Other	Sales,		Activity of	Businesses	Balance	(Losses) on
	Beginning	Included	Comprehensive	Issuances and		Discontinued	Held	End	Instruments Held
(in millions)	of Period(a)	in Income(b)	Income (Loss)	Settlements-Net	Transfers(c)	Operations	for Sale	of Period	at End of Period

Liabilities:
Policyholder contract deposits	$(5,458)	$1,018	$(329)	$(445)	$-	$-	$-	$(5,214)	$(631)
Securities sold under agreements to repurchase	(85)	4	-	81	-	-	-	-	-
Unrealized loss on swaps, options and forward transactions, net	(10,570)	1,631	(3)	3,460	(583)	-	-	(6,065)	5,212
Other long-term debt	(1,147)	(3)	-	186	83	-	-	(881)	82

Total	$(17,260)	$2,650	$(332)	$3,282	$(500)	$-	$-	$(12,160)	$4,663

December 31, 2008
Assets:
Bonds available for sale	$19,071	$(5,848)	$(685)	$825	$5,138	$(110)	$-	$18,391	$-
Bond trading securities	4,563	(3,889)	5	6,253	56	(1)	-	6,987	(2,452)
Securities lending invested collateral	11,353	(6,667)	1,668	(11,732)	5,813	-	-	435	-
Common and preferred stock available for sale	359	(25)	(53)	(173)	3	-	-	111	-
Common and preferred stock trading	30	-	(4)	(25)	2	-	-	3	(1)
Mortgage and other loans receivable	-	(4)	-	-	4	-	-	-	-
Other invested assets	10,373	112	(382)	1,042	23	-	-	11,168	991
Other assets	141	12	-	172	-	-	-	325	12
Separate account assets	1,003	-	-	(1)	-	(172)	-	830	-

Total	$46,893	$(16,309)	$549	$(3,639)	$11,039	$(283)	$-	$38,250	$(1,450)

Liabilities:
Policyholder contract deposits	$(3,674)	$(986)	$5	$(803)	$-	$-	$-	$(5,458)	$2,163
Securities sold under agreements to repurchase	(208)	(17)	-	(82)	222	-	-	(85)	(3)
Unrealized loss on swaps, options and forward transactions, net	(11,710)	(26,823)	(19)	27,956	26	-	-	(10,570)	(177)
Other long-term debt	(3,578)	730	-	1,309	392	-	-	(1,147)	(126)
Other liabilities	(511)	-	-	511	-	-	-	-	-

Total	$(19,681)	$(27,096)	$(14)	$28,891	$640	$-	$-	$(17,260)	$1,857

(a)	Total Level 3 derivative exposures have been netted on these tables for presentation purposes only.

(b)	Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the Consolidated Statement of Income (Loss) primarily as follows:

Major Category of Assets/Liabilities	Consolidated Statement of Income (Loss) Line Items

Bonds available for sale	•	Net realized capital gains (losses)

Bond trading securities	•	Net investment income
	•	Other income

Other invested assets	•	Net realized capital gains (losses)
	•	Other income

Policyholder contract deposits	•	Policyholder benefits and claims incurred
	•	Net realized capital gains (losses)

Unrealized loss on swaps, options and forward transactions, net	•	Unrealized market valuation gains (losses) on AIGFP super senior credit default swap portfolio
	•	Net realized capital gains (losses)
	•	Other income

(c)	Transfers are comprised of gross transfers into Level 3 assets and liabilities of $10.4 billion and gross transfers out of Level 3 assets and liabilities of $6.1 billion. AIG’s policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. As a result, the Net realized and unrealized gains (losses) included in income or other comprehensive income and as shown in the table above exclude $94 million of net losses related to assets and liabilities transferred into Level 3 during the period, and include $229 million of net gains related to assets and liabilities transferred out of Level 3 during the period.
AIG 2009 Form 10-K            246

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).
     AIG’s policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.
     In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. AIG’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability.
     During the year ended December 31, 2009, AIG transferred into Level 3 approximately $9.6 billion of assets, consisting of certain ABS, CMBS and RMBS, as well as private placement corporate debt. A majority of the transfers into Level 3 related to investments in ABS, RMBS and CMBS and was due to a decrease in market transparency and downward credit migration in these securities. Transfers into Level 3 for private placement corporate debt are primarily the result of AIG over-riding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that AIG believes was not captured in the matrix.
     Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2009, AIG transferred approximately $5.8 billion of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in certain ABS and RMBS and investments in private placement corporate debt. Transfers out of Level 3 for ABS and RMBS investments were primarily due to increased usage of pricing from valuation service providers that were reflective of market activity, where previously an internally adjusted price had been used. Transfers out of Level 3 for private placement corporate debt were primarily the result of AIG using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on AIG’s own assumptions regarding the characteristics of a specific security or the current liquidity in the market.
     During the year ended December 31, 2009, AIG transferred into Level 3 approximately $816.4 million of liabilities, related to derivatives and certain notes payable. A majority of the transfers out of Level 3 liabilities, which totaled $316.0 million, were due to recognition of the cash flow variability on interest rate and cross currency swaps with securitization vehicles. Other transfers, both into and out of Level 3 liabilities, were due to movement in market variables.
     AIG uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.
247              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Investments in certain entities carried at fair value using net asset value per share
The following table includes information related to AIG’s investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis at December 31, 2009, AIG uses the net asset value per share as a practical expedient for fair value.

As of December 31, 2009		Fair Value
		Using Net		Unfunded
(in millions)	Investment Category Includes	Asset Value		Commitments

Investment Category
Private equity funds:
Leveraged buyout	Debt and/or equity investments made as part of a transaction in which assets of mature companies are acquired from the current shareholders, typically with the use of financial leverage.	$3,166		$1,553

Non-U.S.	Investments that focus primarily on Asian and European based buyouts, expansion capital, special situations, turnarounds, venture capital, mezzanine and distressed opportunities strategies.	543		103

Venture capital	Early-stage, high-potential, growth companies expected to generate a return through an eventual realization event, such as an initial public offering or sale of the company.	427		48

Fund of funds	Funds that invest in other funds, which invest in various diversified strategies.	616		40

Distressed	Securities of companies or government entities that are already in default, under bankruptcy protection, or troubled.	238		91

Other	Real estate, energy, multi-strategy, mezzanine, and industry-focused strategies.	223		117

Total private equity funds		5,213		1,952

Hedge funds:
Event-driven	Securities of companies undergoing material structural changes, including mergers, acquisitions, and other reorganizations.	1,373		-

Long-short	Securities the manager believes are undervalued, with corresponding short positions to hedge market risk.	825		-

Fund of funds	Funds that invest in other funds, which invest in various diversified strategies.	304		-

Relative value	Simultaneous long and short positions in closely related markets.	286		-

Distressed	Securities of companies or government entities that are already in default, under bankruptcy protection, or troubled.	272		-
Other	Non-U.S. companies, futures and commodities, and multi-strategy and industry-focused strategies.	394		-

Total hedge funds		3,454		-

Global real estate funds	U.S. and Non-U.S. commercial real estate.	929		64

Total		$9,596	*	$2,016

*	Includes investments of entities classified as held for sale of approximately $1.1 billion.
     Private equity fund investments included above are not redeemable during the lives of the funds, and have expected remaining lives that extend in some cases to 10 years. Twenty-five percent of the total above have expected remaining lives of less than three years, 29 percent between 3 and 7 years, and 46 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the general manager’s discretion, typically in one year increments.
     Hedge fund investments included above are redeemable monthly (16 percent), quarterly (42 percent), semi-annually (7 percent) and annually (35 percent), with redemption notices ranging from 1 day to 180 days. More than 90 percent require redemption notices of 90 days or less. Investments representing approximately 8 percent of
AIG 2009 Form 10-K              248

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
the value of the hedge fund investments cannot be redeemed because the investments include restrictions that do not allow for redemptions within a pre-defined timeframe. These restrictions expire no later than December 31, 2011. Funds that equate to 50 percent of the total value of hedge funds hold at least one investment that the general manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the general manager isolates these illiquid assets from the rest of the fund until the assets become liquid.
     Global real estate fund investments included above are not redeemable during the lives of the funds, and have expected remaining lives that extend in some cases to 10 years. Fourteen percent of these funds have expected remaining lives of less than three years, 47 percent between 3 and 7 years, and 39 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the general manager’s discretion, typically in one year increments.
Fair Value Measurements on a Non-Recurring Basis
     AIG also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, life settlement contracts, flight equipment primarily under operating leases, collateral securing foreclosed loans and real estate and other fixed assets, goodwill, and other intangible assets. AIG uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:
•	Cost and Equity-Method Investments: When AIG determines that the carrying value of these assets may not be recoverable, AIG records the assets at fair value with the loss recognized in earnings. In such cases, AIG measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for Other invested assets.

•	Life Settlement Contracts: AIG measures the fair value of individual life settlement contracts (which are included in other invested assets) whenever the carrying value plus the undiscounted future costs that are expected to be incurred to keep the life settlement contract in force exceed the expected proceeds from the contract. In those situations, the fair value is determined on a discounted cash flow basis, incorporating current life expectancy assumptions. The discount rate incorporates current information about market interest rates, the credit exposure to the insurance company that issued the life settlement contract and AIG’s estimate of the risk margin an investor in the contracts would require.

•	Flight Equipment Primarily Under Operating Leases: When AIG determines the carrying value of its commercial aircraft may not be recoverable, AIG records the aircraft at fair value with the loss recognized in earnings. AIG measures the fair value of its commercial aircraft using an earnings approach based on the present value of all cash flows from existing and projected lease payments (based on historical experience and current expectations regarding market participants), including net contingent rentals for the period extending to the end of the aircraft’s economic life in its highest and best use configuration, plus its disposition value.

•	Collateral Securing Foreclosed Loans and Real Estate and Other Fixed Assets: When AIG takes collateral in connection with foreclosed loans, AIG generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself, by reference to observable transactions for similar assets.

•	Goodwill: AIG tests goodwill annually for impairment or more frequently whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable. When AIG determines goodwill may be impaired, AIG uses techniques including market-based earning multiples of peer companies, discounted expected future cash flows, appraisals, or, in the case of reporting units being considered for sale, third-party indications of fair value of the reporting unit, if available, to determine the amount of any impairment.
249              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	Long-Lived Assets: AIG tests its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of a long-lived asset may not be recoverable. AIG measures the fair value of long-lived assets based on an in-use premise that considers the same factors used to estimate the fair value of its real estate and other fixed assets under an in-use premise.

•	Finance Receivables Held for Sale:
•	Originated as held for sale — AIG determines the fair value of finance receivables originated as held for sale by reference to available market indicators such as current investor yield requirements, outstanding forward sale commitments, or negotiations with prospective purchasers, if any.

•	Originated as held for investment — AIG determines the fair value of finance receivables originated as held for investment based on negotiations with prospective purchasers, if any, or by using projected cash flows discounted at the weighted average interest rates offered in the marketplace for similar finance receivables. Cash flows are projected based on contractual payment terms, adjusted for delinquencies and estimates of prepayments and credit-related losses.
•	Businesses Held for Sale: When AIG determines that a business qualifies as held for sale and AIG’s carrying amount is greater than the sale price less cost to sell, AIG records an impairment loss for the difference.
     See Notes 1(d), (e), (f), (h) and (s) herein for additional information about how AIG tests various asset classes for impairment.
The following table presents assets measured at fair value on a non-recurring basis on which impairment charges were recorded, and the related impairment charges:

	Assets at Fair Value				Impairment Charges
	Non-Recurring Basis				December 31,
(in millions)	Level 1	Level 2	Level 3	Total	2009	2008

At December 31, 2009
Goodwill	$-	$-	$-	$-	$693	$4,085
Real estate owned	-	-	3,148	3,148	1,198	242
Finance receivables	-	-	694	694	94	43
Other investments	99	-	1,005	1,104	931	253
Aircraft	-	-	62	62	51	-
Other assets	-	85	227	312	358	76

Total	$99	$85	$5,136	$5,320	$3,325	$4,699

At December 31, 2008
Real estate owned	$-	$-	$1,379	$1,379
Finance receivables	-	-	960	960
Other investments	15	-	3,109	3,124
Other assets	-	29	213	242

Total	$15	$29	$5,661	$5,705

     During 2009, AIG recognized goodwill impairment charges of $693 million, including $609 million for the Institutional Asset Management business. These impairment charges related to a significant decline in certain consolidated warehoused investments as well as the consideration of recent transaction activity. AIG also recognized impairment charges related to certain investment real estate, proprietary real estate, private equity investments and other long-lived assets.
     Management continually assesses whether there are any indicators that suggest the carrying value of AIG’s real estate investments may be impaired including, but not limited to declines in property operating performance, general
AIG 2009 Form 10-K              250

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
market conditions, and changes to asset plan or strategy. Increases in capitalization rates, discount rates, and vacancies along with adverse changes in local market conditions in 2009 contributed to valuation declines and the real estate impairment charges.
     AIG recognized goodwill impairment charges of $4.1 billion in 2008, which were primarily related to General Insurance, Domestic Life Insurance and Retirement Services, Consumer Finance and the Capital Markets businesses. The remaining impairment charges related to certain investment real estate and other long-lived assets which were included in other income. The fair value disclosed in the table above is unadjusted for transaction costs. The amounts recorded on the Consolidated Balance Sheet are net of transaction costs.
Fair Value Option
     AIG may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. Unrealized gains and losses on financial instruments in AIG’s insurance businesses and in AIGFP for which the fair value option was elected are classified in Policyholder benefit and claims incurred and in Other income, respectively, in the Consolidated Statement of Income (Loss).
The following table presents the gains or losses recorded during 2009 and 2008 related to the eligible instruments for which AIG elected the fair value option:

	Gain (Loss)
	Years Ended December 31,
(in millions)	2009	2008

Assets:
Mortgage and other loans receivable	$(6)	$(82)
Trading securities	4,272	(8,663)
Trading — Maiden Lane Interests	394	(1,116)
Securities purchased under agreements to resell	(8)	400
Other invested assets	(32)	(39)
Short-term investments	-	68
Other assets	-	1

Liabilities:
Policyholder contract deposits(a)	(1,013)	1,314
Securities sold under agreements to repurchase	(73)	(125)
Securities and spot commodities sold but not yet purchased	(148)	(176)
Trust deposits and deposits due to banks and other depositors	(3)	198
Debt	2,447	(4,041)
Other liabilities	(170)	1,210

Total gain (loss)(b)	$5,660	$(11,051)

a)	AIG elected to apply the fair value option to certain single premium variable life products in Japan and an investment-linked life insurance product sold principally in Asia, both classified within policyholder contract deposits in the Consolidated Balance Sheet. AIG elected the fair value option for these liabilities to more closely align its accounting with the economics of its transactions. For the investment-linked product sold principally in Asia, the election more effectively aligns changes in the fair value of assets with a commensurate change in the fair value of policyholders’ liabilities. For the single premium life products in Japan, the fair value option election has allowed AIG to economically hedge the inherent market risks associated with this business in an efficient and effective manner through the use of derivative instruments. The hedging program, since being fully implemented in the third quarter of 2008, has resulted in an accounting presentation for this business that more closely reflects the underlying economics and the way the business is managed, while the change in the fair value of derivatives and underlying assets has largely offset the change in fair value of the policy liabilities. In the third quarter of 2009, AIG unwound certain of these hedges in conjunction with its restructuring and divestiture plans. A substantial portion of the inherent market risks associated with this business remains economically hedged as of December 31, 2009.

b)	Not included in the table above were gains of $7.2 billion and losses of $44.6 billion for the years ended December 31, 2009 and 2008, respectively, that were primarily due to changes in the fair value of derivatives, trading securities and certain other invested assets for which the fair value option was not elected. Included in these amounts were unrealized market valuation gains of $1.4 billion and losses of $28.6 billion for the years ended December 31, 2009 and 2008, respectively, related to AIGFP’s super senior credit default swap portfolio.
251              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Interest income and expense and dividend income on assets and liabilities elected under the fair value option are recognized and classified in the Consolidated Statement of Income (Loss) depending on the nature of the instrument and related market conventions. For AIGFP related activity, interest, dividend income, and interest expense are included in Other income. Otherwise, interest and dividend income are included in Net investment income in the Consolidated Statement of Income (Loss). See Note 1(a) herein for additional information about AIG’s policies for recognition, measurement, and disclosure of interest and dividend income and interest expense.
     AIG recognized a loss of $2 million and a gain of $84 million in 2009 and 2008, respectively, attributable to the observable effect of changes in credit spreads on AIG’s own liabilities for which the fair value option was elected. AIG calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates, AIG’s observable credit spreads on these liabilities and other factors that mitigate the risk of nonperformance such as collateral posted.
The following table presents the difference between fair values and the aggregate contractual principal amounts of mortgage and other loans receivable and long-term borrowings, for which the fair value option was elected:

	At December 31, 2009			At December 31, 2008
		Outstanding			Outstanding
	Fair	Principal		Fair	Principal
(in millions)	Value	Amount	Difference	Value	Amount	Difference

Assets:
Mortgage and other loans receivable	$119	$253	$(134)	$131	$244	$(113)
Liabilities:
Long-term debt	$11,308	$10,111	$1,197	$21,285	$16,827	$4,458

     At December 31, 2009 and 2008, there were no significant mortgage or other loans receivable for which the fair value option was elected that were 90 days or more past due and in non-accrual status.
Fair Value Information about Financial Instruments Not Measured at Fair Value
     Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:
•	Mortgage and other loans receivable: Fair values of loans on real estate and collateral loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates that AIG believes market participants would use in determining the price they would pay for such assets. For certain loans, AIG’s current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rates market participants would use. The fair values of policy loans were not estimated as AIG believes it would have to expend excessive costs for the benefits derived.

•	Finance receivables: Fair values of net finance receivables, less allowance for finance receivable losses, were estimated for disclosure purposes using projected cash flows, computed by category of finance receivable, discounted at the weighted average interest rates offered for similar finance receivables at the balance sheet date. Cash flows were projected based on contractual payment terms adjusted for delinquencies and estimates of losses. The fair value estimates do not reflect the underlying customer relationships or the related distribution systems.

•	Securities lending payable: The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

•	Cash, short-term investments, trade receivables, trade payables, securities purchased (sold) under agreements to resell (repurchase), and commercial paper and other short-term debt: The carrying values of these assets and liabilities approximate fair values because of the relatively short period of time between origination and expected realization.
AIG 2009 Form 10-K             252

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	Policyholder contract deposits associated with investment-type contracts: Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts 8 aÑe being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

•	Trust deposits and deposits due to banks and other depositors: The fair values of certificates of deposit which mature in more than one year are estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently offered for deposits with similar maturities. For demand deposits and certificates of deposit which mature in less than one year, carrying values approximate fair value.

•	Long-term debt: Fair values of these obligations were determined for disclosure purposes by reference to quoted market prices, where available and appropriate, or discounted cash flow calculations based upon AIG’s current market-observable implicit-credit-spread rates for similar types of borrowings with maturities consistent with those remaining for the debt being valued.
The following table presents the carrying value and estimated fair value of AIG’s financial instruments:

	December 31, 2009		December 31, 2008
	Carrying	Fair	Carrying	Fair
(in millions)	Value	Value	Value	Value

Assets:
Fixed maturities	$396,982	$396,982	$404,134	$404,134
Equity securities	17,840	17,840	15,482	15,482
Mortgage and other loans receivable	27,461	25,957	34,687	35,056
Finance receivables, net of allowance	20,327	18,974	30,949	28,731
Other invested assets*	43,737	42,474	56,042	57,755
Securities purchased under agreements to resell	2,154	2,154	3,960	3,960
Short-term investments	47,075	47,075	46,666	46,666
Cash	4,400	4,400	8,642	8,642
Unrealized gain on swaps, options and forward transactions	9,130	9,130	13,773	13,773
Liabilities:
Policyholder contract deposits associated with investment-type contracts	168,846	175,612	179,478	176,783
Securities sold under agreements to repurchase	3,505	3,505	5,262	5,262
Securities and spot commodities sold but not yet purchased	1,030	1,030	2,693	2,693
Unrealized loss on swaps, options and forward transactions	5,403	5,403	6,238	6,238
Trust deposits and deposits due to banks and other depositors	1,385	1,385	4,498	4,469
Commercial paper and other short-term debt	-	-	613	613
Federal Reserve Bank of New York Commercial Paper Funding Facility	4,739	4,739	15,105	15,105
Federal Reserve Bank of New York credit facility	23,435	23,390	40,431	40,708
Other long-term debt	113,298	94,458	137,054	101,467
Securities lending payable	256	256	2,879	2,879

*	Excludes aircraft asset investments held by non-Financial Services subsidiaries.
253              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
6. Investments
(a) Securities Available for Sale
The following table presents the amortized cost or cost and fair value of AIG’s available for sale securities:

					Other-Than-
	Amortized	Gross	Gross		Temporary
	Cost or	Unrealized	Unrealized	Fair	Impairments
(in millions)	Cost	Gains	Losses	Value	in AOCI(a)

December 31, 2009
Bonds available for sale:
U.S. government and government sponsored entities	$5,098	$174	$(49)	$5,223	$-
Obligations of states, municipalities and political subdivisions	52,324	2,163	(385)	54,102	-
Non-U.S. governments	63,080	3,153	(649)	65,584	(1)
Corporate debt	185,188	10,826	(3,876) (c)	192,138	119
Mortgage-backed, asset-backed and collateralized:
RMBS	32,173	991	(4,840)	28,324	(2,121)
CMBS	18,717	195	(5,623)	13,289	(739)
CDO/ABS	7,911	284	(1,304)	6,891	(63)

Total bonds available for sale(d)	364,491	17,786	(16,726)	365,551	(2,805)
Equity securities available for sale:
Common stocks	4,460	2,913	(75)	7,298	-
Preferred stocks	740	94	(20)	814	-
Mutual funds	1,264	182	(36)	1,410	-

Total equity securities available for sale	6,464	3,189	(131)	9,522	-

Total	$370,955	$20,975	$(16,857)	$375,073	$(2,805)

December 31, 2008
Bonds available for sale:
U.S. government and government sponsored entities	$4,433	$331	$(59)	$4,705
Obligations of states, municipalities and political subdivisions	62,718	1,150	(2,611)	61,257
Non-U.S. governments	62,176	6,560	(1,199)	67,537
Corporate debt	194,481	4,661	(13,523) (c)	185,619
Mortgage-backed, asset-backed and collateralized:
RMBS	32,092	645	(2,985)	29,752
CMBS	14,205	126	(3,105)	11,226
CDO/ABS	6,741	233	(843)	6,131
AIGFP(b)	217	-	-	217

Total bonds available for sale(d)	377,063	13,706	(24,325)	366,444
Equity securities available for sale:
Common stocks	5,545	1,035	(512)	6,068
Preferred stocks	1,349	33	(138)	1,244
Mutual funds	1,487	78	(69)	1,496

Total equity securities available for sale	8,381	1,146	(719)	8,808

Total	$385,444	$14,852	$(25,044)	$375,252

(a)	Represents the amount of other-than-temporary impairment losses recognized in Accumulated other comprehensive loss, which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(b)	The amounts represent securities for which AIGFP has not elected the fair value option. At December 31, 2009, a total of $329 million in amortized cost and $375 million in fair value in securities for AIGFP were included in CDO/ABS. Historical amounts were not revised.
AIG 2009 Form 10-K            254

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(c)	Financial institutions represent approximately 43 percent and 57 percent of the total gross unrealized losses at December 31, 2009 and 2008, respectively.

(d)	At December 31, 2009 and 2008, bonds available for sale held by AIG that were below investment grade or not rated totaled $24.5 billion and $19.4 billion, respectively. At December 31, 2009 and 2008, fixed maturity securities reported on the Consolidated Balance Sheet include $188 million and $442 million, respectively, of short-term investments included in Securities lending invested collateral.
Unrealized losses on Securities Available for Sale
The following table summarizes the fair value and gross unrealized losses on AIG’s available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	12 Months or Less		More than 12 Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(in millions)	Value	Losses	Value	Losses	Value	Losses

December 31, 2009
Bonds available for sale:
U.S. government and government sponsored entities	$1,414	$35	$105	$14	$1,519	$49
Obligations of states, municipalities and political subdivisions	5,405	132	3,349	253	8,754	385
Non-U.S. governments	7,842	239	3,286	410	11,128	649
Corporate debt	24,696	1,386	22,139	2,490	46,835	3,876
RMBS	7,135	3,051	6,352	1,789	13,487	4,840
CMBS	5,013	3,927	4,528	1,696	9,541	5,623
CDO/ABS	2,809	1,119	1,693	185	4,502	1,304

Total bonds available for sale	54,314	9,889	41,452	6,837	95,766	16,726
Equity securities available for sale:
Common stocks	933	75	-	-	933	75
Preferred stocks	172	20	-	-	172	20
Mutual funds	333	36	-	-	333	36

Total equity securities available for sale	1,438	131	-	-	1,438	131

Total	$55,752	$10,020	$41,452	$6,837	$97,204	$16,857

December 31, 2008
Bonds available for sale:
U.S. government and government sponsored entities	$629	$35	$616	$24	$1,245	$59
Obligations of states, municipalities and political subdivisions	5,416	2,310	2,111	301	7,527	2,611
Non-U.S. governments	26,914	309	4,812	890	31,726	1,199
Corporate debt	79,942	7,979	29,570	5,544	109,512	13,523
RMBS	7,928	1,790	4,745	1,195	12,673	2,985
CMBS	3,947	1,362	3,537	1,743	7,484	3,105
CDO/ABS	3,389	546	927	297	4,316	843

Total bonds available for sale	128,165	14,331	46,318	9,994	174,483	24,325
Equity securities available for sale:
Common stocks	1,951	512	-	-	1,951	512
Preferred stocks	747	138	-	-	747	138
Mutual funds	332	69	-	-	332	69

Total equity securities available for sale	3,030	719	-	-	3,030	719

Total	$131,195	$15,050	$46,318	$9,994	$177,513	$25,044

255             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     At December 31, 2009, AIG held 13,188 and 854 of individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 6,004 individual securities were in a continuous unrealized loss position for longer than twelve months.
     AIG did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.
Contractual Maturities
The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

	Total Fixed Maturity		Fixed Maturity
December 31, 2009	Available for Sale Securities		Securities in a Loss Position
	Amortized	Fair	Amortized	Fair
(in millions)	Cost	Value	Cost	Value

Due in one year or less	$14,712	$14,962	$2,811	$2,726
Due after one year through five years	83,419	86,297	16,806	15,421
Due after five years through ten years	98,051	102,125	21,866	20,342
Due after ten years	109,508	113,663	31,717	29,752
Mortgage-backed, asset-backed and collateralized	58,801	48,504	39,292	27,525

Total	$364,491	$365,551	$112,492	$95,766

     Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.
(b) Net Investment Income
The following table presents the components of Net investment income:

Years Ended December 31,
(in millions)	2009	2008	2007

Fixed maturities, including short-term investments	$18,793	$21,472	$21,496
Maiden Lane interests	394	(1,116)	-
Equity securities	397	408	440
Interest on mortgage and other loans	574	622	650
Partnerships	(35)	(2,152)	3,415
Mutual funds	440	(962)	521
Trading account gains (losses)	33	(725)	(150)
Real estate	1,229	1,226	1,126
Other investments	457	629	691

Total investment income before policyholder investment income and trading gains (losses)	22,282	19,402	28,189
Policyholder investment income and trading gains (losses)	3,950	(6,984)	2,903

Total investment income	26,232	12,418	31,092
Investment expenses	993	985	1,041

Net investment income	$25,239	$11,433	$30,051

AIG 2009 Form 10-K            256

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(c) Net Realized Capital Gains and Losses
The following table presents the components of Net realized capital gains (losses) and the increase (decrease) in unrealized appreciation of AIG’s available for sale investments:

Years Ended December 31,
(in millions)	2009	2008	2007

Sales of fixed maturity securities	$956	$(5,159)	$(429)
Sales of equity securities	390	104	917
Sales of real estate and loans	(10)	238	172
Other-than-temporary impairments:
Total other-than-temporary impairments on available for sale securities	(7,008)	(48,146)	(3,692)
Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in Accumulated other comprehensive income (loss)	242	-	-

Net other-than-temporary impairments on available for sale securities recognized in net income (loss)	(6,766)	(48,146)	(3,692)
Other-than-temporary impairments on all other investments	(1,013)	(503)	(261)
Provision for loan losses	(708)	-	-
Foreign exchange transactions	(1,256)	3,166	(672)
Derivative instruments	1,749	(3,420)	16
Other	(196)	1,015	448

Total	$(6,854)	$(52,705)	$(3,501)

Increase (decrease) in unrealized appreciation of investments:
Fixed maturities	$30,330	$(10,896)	$(5,097)
Equity securities	2,446	(4,231)	2,323
Other investments	(3,588)	316	(4,167)
Activity of businesses held for sale	751	845	(1,174)

Increase (decrease) in unrealized appreciation	$29,939	$(13,966)	$(8,115)

     Net unrealized gains (losses) included in the Consolidated Statement of Income from investment securities classified as trading securities in 2009, 2008 and 2007 were $5.8 billion, $(8.1) billion and $1.1 billion, respectively.
The following table presents the gross realized gains and gross realized losses from sales of AIG’s available for sale securities:

	Years Ended December 31,
	2009		2008		2007
	Gross	Gross	Gross	Gross	Gross	Gross
	Realized	Realized	Realized	Realized	Realized	Realized
(in millions)	Gains	Losses	Gains	Losses	Gains	Losses

Fixed maturities	$1,780	$824	$6,617	$11,776	$645	$1,074
Equity securities	609	219	1,199	1,095	1,116	199

Total	$2,389	$1,043	$7,816	$12,871	$1,761	$1,273

     For the year ended December 31, 2009, the aggregate fair value of available for sale securities sold was $9.5 billion, which resulted in a net realized capital loss of $1.0 billion. The average periods of time that securities sold at a loss during the year ended December 31, 2009 were trading continuously at a price below cost or amortized cost was approximately six months.
257            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Evaluating Investments for Other-Than-Temporary Impairments
     On April 1, 2009, AIG adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered AIG’s policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in Accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of Accumulated other comprehensive income (loss). AIG refers to both credit impairments and impairments recognized as a result of intent to sell as “impairment charges.” The impairment model for equity securities was not affected by the new standard.
Impairment Policy — Effective April 1, 2009 and Thereafter
Fixed Maturity Securities
     If AIG intends to sell a fixed maturity security or it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.
     For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of Accumulated other comprehensive income (loss)).
     When assessing AIG’s intent to sell a fixed maturity security, or if it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition AIG’s investment portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.
     AIG considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. AIG also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.
     In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, AIG generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.
AIG 2009 Form 10-K            258

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Credit Impairments
The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by AIG(a):

(in millions)

Nine Months Ended December 31, 2009
Balance, March 31, 2009	$-
Increases due to:
Credit losses remaining in accumulated deficit related to the adoption of new other-than-temporary impairment standard	7,182
Credit impairments on new securities subject to impairment losses	623
Additional credit impairments on previously impaired securities	1,593
Reductions due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	(1,223)
Credit impaired securities for which there is a current intent or anticipated requirement to sell	(4)
Accretion on securities previously impaired due to credit(b)	(225)
Foreign exchange translation adjustments	54
Activity of discontinued operations	(19)
Impairments on securities reclassified to Assets of businesses held for sale	(176)
Other	(2)

Balance, December 31, 2009	$7,803

(a)	Includes structured, corporate, municipal and sovereign fixed maturity securities.

(b)	Represents accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities as well as the accretion due to the passage of time.
     In assessing whether a credit impairment has occurred for a structured fixed maturity security, AIG performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.
     When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:
•	Current delinquency rates;

•	Expected default rates and timing of such defaults;

•	Loss severity and timing of any such recovery;

•	Expected prepayment speeds; and

•	Ratings of securities underlying structured products.
     For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.
259            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Equity Securities
     The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to other-than-temporary impairments in the second quarter of 2009. AIG continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:
•	The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

•	A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	AIG has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.
     The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which AIG could not reasonably assert that the impairment period would be temporary (severity losses).
Fixed Maturity Securities Impairment Policy — Prior to April 1, 2009
     In all periods prior to April 1, 2009, AIG assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of AIG’s management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management’s judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.
     In those periods, AIG evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.
     After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.
(d) Maiden Lane Investments
Maiden Lane II LLC
     On December 12, 2008, AIG, certain wholly owned U.S. life insurance company subsidiaries of AIG (the life insurance companies), and AIG Securities Lending Corp. (the AIG Agent), another AIG subsidiary, entered into an Asset Purchase Agreement (the Asset Purchase Agreement) with ML II, a Delaware limited liability company whose sole member is the FRBNY.
     Pursuant to the Asset Purchase Agreement, the life insurance companies sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities (the RMBS). In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of the FRBNY loan to ML II.
AIG 2009 Form 10-K            260

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Pursuant to a credit agreement, the FRBNY, as senior lender, made a loan to ML II (the ML II Senior Loan) in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.00 percent and has a stated six-year term, subject to extension by the FRBNY at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the life insurance companies will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on AIG’s fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the FRBNY as contingent interest and one-sixth to the life insurance companies as remaining deferred contingent purchase price. The FRBNY will have sole control over ML II and the sales of the RMBS by ML II so long as the FRBNY has any interest in the ML II Senior Loan.
     AIG does not have any control rights over ML II. AIG has determined that ML II is a variable interest entity (VIE) and AIG is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. AIG has elected to account for its $1 billion economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in Bonds — trading securities, with changes in fair value reported as a component of Net investment income. See Note 5 herein for further discussion of AIG’s fair value methodology.
     The life insurance companies applied the initial consideration from the RMBS sale, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions under the U.S. Securities Lending Program, including those with the FRBNY, which totaled approximately $20.5 billion at December 12, 2008, and the U.S. Securities Lending Program and the Securities Lending Agreement with the FRBNY have been terminated.
Maiden Lane III LLC
     On November 25, 2008, AIG entered into a Master Investment and Credit Agreement (the ML III Agreement) with the FRBNY, ML III, and The Bank of New York Mellon, which established arrangements, through ML III, to fund the purchase of multi-sector collateralized debt obligations (multi-sector CDOs) underlying or related to certain credit default swaps and other similar derivative instruments (CDS) written by AIG Financial Products Corp. in connection with the termination of such CDS. Concurrently, AIG Financial Products Corp.’s counterparties to such CDS transactions agreed to terminate those CDS transactions relating to the multi-sector CDOs purchased from them.
     Pursuant to the ML III Agreement, the FRBNY, as senior lender, made available to ML III a term loan facility (the ML III Senior Loan) in an aggregate amount up to $30.0 billion. The ML III Senior Loan bears interest at one-month LIBOR plus 1.0 percent and has a six-year expected term, subject to extension by the FRBNY at its sole discretion.
     AIG contributed $5.0 billion for an equity interest in ML III. The equity interest will accrue distributions at a rate per annum equal to one-month LIBOR plus 3.0 percent. Accrued but unpaid distributions on the equity interest will be compounded monthly. AIG’s rights to payment from ML III are fully subordinated and junior to all payments of principal and interest on the ML III Senior Loan. The creditors of ML III do not have recourse to AIG for ML III’s obligations, although AIG is exposed to losses up to the full amount of AIG’s equity interest in ML III.
     Upon payment in full of the ML III Senior Loan and the accrued distributions on AIG’s equity interest in ML III, all remaining amounts received by ML III will be paid 67 percent to the FRBNY as contingent interest and 33 percent to AIG as contingent distributions on its equity interest.
261            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     The FRBNY is the controlling party and managing member of ML III for so long as the FRBNY has any interest in the ML III Senior Loan. AIG does not have any control rights over ML III. AIG has determined that ML III is a VIE and AIG is not the primary beneficiary. AIG has elected to account for its $5 billion interest in ML III (including the rights to contingent distributions) at fair value. This interest is reported in Bonds — trading securities, at fair value, with changes in fair value reported as a component of Net investment income. See Note 5 herein for a further discussion of AIG’s fair value methodology.
     Through December 31, 2008, AIG Financial Products Corp. terminated CDS transactions with its counterparties and concurrently, ML III purchased the underlying multi-sector CDOs, including $8.5 billion of multi-sector CDOs underlying 2a-7 Puts written by AIG Financial Products Corp. The FRBNY advanced an aggregate of $24.3 billion to ML III under the ML III Senior Loan, and ML III funded its purchase of the $62.1 billion of multi-sector CDOs with a net payment to AIG Financial Products Corp. counterparties of $26.8 billion. AIG Financial Products Corp.’s counterparties also retained $35.0 billion, of which $2.5 billion was returned under the shortfall agreement, in net collateral previously posted by AIG Financial Products Corp. in respect of the terminated multi-sector CDS. The $26.8 billion funded by ML III was based on the fair value of the underlying multi-sector CDOs at October 31, 2008, as mutually agreed between the FRBNY and AIG.
(e) Other Invested Assets
The following table summarizes Other invested assets:

At December 31,
(in millions)	2009	2008

Category:
Alternative funds(a)	$19,273	$24,416
Mutual funds	9,623	8,585
Investment real estate(b)	7,262	8,879
Aircraft asset investments(c)	1,498	1,597
Life settlement contracts	3,399	2,581
Consolidated managed partnerships and funds	816	6,714
Direct private equity investments	443	649
All other investments	2,921	4,218

Other invested assets	$45,235	$57,639

(a)	Includes hedge funds, private equity funds and other investment partnerships.

(b)	Net of accumulated depreciation of $1.04 billion and $813 million in 2009 and 2008, respectively.

(c)	Consist primarily of Domestic Life Insurance & Retirement Services investments in aircraft equipment held in trusts.
Investments in Life Settlement Contracts
     AIG’s life settlement contracts reported above are monitored for impairment on a contract-by-contract basis quarterly. During 2009, 2008 and 2007, income recognized on life settlement contracts was $106 million, $120 million and $41 million, respectively, and are included in Net investment income in the Consolidated Statement of Income. Impairment charges on life settlement contracts are included in net realized capital gains (losses).
AIG 2009 Form 10-K            262

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents further information regarding life settlement contracts:

	At December 31, 2009
	Number of	Carrying	Face Value
(dollars in millions)	Contracts	Value	(Death Benefits)

Remaining Life Expectancy of Insureds:
0 – 1 year	16	$17	$36
1 – 2 years	43	31	52
2 – 3 years	97	78	153
3 – 4 years	185	168	343
4 – 5 years	232	251	579
Thereafter	4,764	2,854	15,147

Total	5,337	$3,399	$16,310

     At December 31, 2009, the anticipated life insurance premiums required to keep the life settlement contracts in force, payable in the ensuing twelve months ending December 31, 2010 and the four succeeding years ending December 31, 2014 are $411 million, $422 million, $432 million, $436 million and $430 million, respectively.
Other Invested Assets — Available for Sale Investments
     At December 31, 2009 and 2008, $6.1 billion and $6.8 billion of Other invested assets related to available for sale investments carried at fair value, with unrealized gains and losses recorded in Accumulated other comprehensive income (loss), net of deferred taxes, with almost all of the remaining investments being accounted for on the equity method of accounting. All of the investments are subject to other-than-temporary impairment evaluation (see Note 1(d) herein). The gross unrealized loss on the investments accounted for as available for sale at December 31, 2009 was $229 million, the majority of which represents investments that have been in a continuous unrealized loss position for less than 12 months.
(f) Insurance — Statutory Deposits
     Total carrying values of cash and securities deposited by AIG’s insurance subsidiaries under requirements of regulatory authorities were $14.6 billion and $15.2 billion at December 31, 2009 and 2008, respectively.
7. Lending Activities
The following table presents mortgages and other loans receivable:

Years Ended December 31,
(in millions)	2009	2008

Mortgages – commercial	$16,005	$17,161
Mortgages – residential*	623	2,271
Life insurance policy loans	6,788	9,589
Collateral, guaranteed, and other commercial loans	4,883	5,874

Total mortgage and other loans receivable	28,299	34,895
Allowance for losses	(838)	(208)

Mortgage and other loans receivable, net	$27,461	$34,687

*	Primarily consists of foreign mortgage loans.
     Mortgage loans and other receivables held for sale were $62 million and $33 million at December 31, 2009 and 2008, respectively.
263            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table summarizes finance receivables, net of unearned finance charges:

Years Ended December 31,
(in millions)	2009	2008

Real estate loans	$15,473	$20,650
Non-real estate loans	3,449	5,763
Retail sales finance	1,132	3,417
Credit card loans	14	1,422
Other loans	1,865	1,169

Total finance receivables	21,933	32,421
Allowance for losses	(1,606)	(1,472)

Finance receivables, net	$20,327	$30,949

     Finance receivables held for sale were $694 million and $960 million at December 31, 2009 and 2008, respectively.
The following table presents a rollforward of the changes in the allowance for Mortgage and other loans receivable and allowance for Finance receivables:

Years Ended December 31,	Mortgage and Other Loans Receivable			Finance Receivables

(in millions)	2009	2008	2007	2009	2008	2007

Allowance, beginning of year	$208	$77	$64	$1,472	$878	$737
Loans charged off	(196)	-	(3)	(1,280)	(931)	(632)
Recoveries of loans previously charged off	-	30	-	106	129	106

Net charge-offs	(196)	30	(3)	(1,174)	(802)	(526)
Provision for loan losses	737	70	20	1,649	1,427	646
Other	123	34	2	(167)	(31)	21
Activity of discontinued operations	(4)	(3)	(6)	-	-	-
Reclassified to Assets of businesses held for sale	(30)	-	-	(174)	-	-

Allowance, end of year	$838	$208	$77	$1,606	$1,472	$878

8. Reinsurance
     In the ordinary course of business, AIG’s General Insurance and life insurance companies place reinsurance with other insurance companies in order to provide greater diversification of AIG’s business and limit the potential for losses arising from large risks. In addition, AIG’s General Insurance subsidiaries assume reinsurance from other insurance companies.
The following table provides supplemental information for gross loss and benefit reserves net of ceded reinsurance:

	December 31, 2009		December 31, 2008
	As	Net of	As	Net of
(in millions)	Reported	Reinsurance	Reported	Reinsurance

Liability for unpaid claims and claims adjustment expense	$(85,386)	$(67,899)	$(89,258)	$(72,455)
Future policy benefits for life and accident and health insurance contracts	(116,001)	(114,777)	(142,334)	(140,750)
Reserve for unearned premiums	(21,363)	(18,146)	(25,735)	(21,540)
Reinsurance assets*	21,928	-	22,582	-

*	Represents gross reinsurance assets, excluding allowances and reinsurance recoverable on paid losses.
AIG 2009 Form 10-K             264

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
General Reinsurance
     General reinsurance is effected under reinsurance treaties and by negotiation on individual risks. Certain of these reinsurance arrangements consist of excess of loss contracts which protect AIG against losses over stipulated amounts. Ceded premiums are considered prepaid reinsurance premiums and are recognized as a reduction of premiums earned over the contract period in proportion to the protection received. Amounts recoverable from general reinsurers are estimated in a manner consistent with the claims liabilities associated with the reinsurance and presented as a component of Reinsurance assets. Assumed reinsurance premiums are earned primarily on a pro-rata basis over the terms of the reinsurance contracts. For both ceded and assumed reinsurance, risk transfer requirements must be met in order for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.
     American International Reinsurance Company Limited (AIRCO) acts primarily as an internal reinsurance company for AIG’s General Insurance operations. This facilitates insurance risk management (retention, volatility, concentrations) and capital planning locally (branch and subsidiary). It also allows AIG to pool its insurance risks and purchase reinsurance more efficiently at a consolidated level, manage global counterparty risk and relationships and manage global life catastrophe risks.
The following table presents General Insurance premiums written and earned:

Years Ended December 31,
	General Insurance			Noncore Insurance*			Eliminations			Total
(in millions)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007

Premiums written:
Direct	$38,550	$45,425	$48,030	$2,195	$3,997	$4,025	$-	$-	$-	$40,745	$49,422	$52,055
Assumed	2,011	2,863	2,502	2,628	6,301	6,657	(657)	(1,925)	(2,416)	3,982	7,239	6,743
Ceded	(9,897)	(12,655)	(13,425)	(631)	(697)	(722)	657	1,925	2,416	(9,871)	(11,427)	(11,731)

Total	$30,664	$35,633	$37,107	$4,192	$9,601	$9,960	$-	$-	$-	$34,856	$45,234	$47,067

Premiums earned:
Direct	$40,949	$46,015	$46,579	$2,288	$4,095	$3,824	$-	$-	$-	$43,237	$50,110	$50,403
Assumed	2,143	2,900	2,426	2,740	6,361	6,520	(657)	(1,925)	(2,416)	4,226	7,336	6,530
Ceded	(10,818)	(12,416)	(12,949)	(689)	(733)	(718)	657	1,925	2,416	(10,850)	(11,224)	(11,251)

Total	$32,274	$36,499	$36,056	$4,339	$9,723	$9,626	$-	$-	$-	$36,613	$46,222	$45,682

*	Includes Transatlantic which was deconsolidated during 2009; 21st Century and HSB which were sold during 2009.
     For the years ended December 31, 2009, 2008 and 2007, reinsurance recoveries, which reduced loss and loss expenses incurred, amounted to $8.9 billion, $8.4 billion and $9.0 billion, respectively.
Life Reinsurance
     Life reinsurance is effected principally under yearly renewable term treaties. The premiums with respect to these treaties are considered prepaid reinsurance premiums and are recognized as a reduction of premiums earned over the contract period in proportion to the protection provided. Amounts recoverable from life reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of Reinsurance assets.
265             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents premiums for AIG’s life insurance and retirement services operations:

Years Ended December 31,	Domestic Life Insurance &			Foreign Life Insurance &
	Retirement Services			Retirement Services			Eliminations			Total
(in millions)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007

Gross premiums	$5,816	$7,951	$7,534	$23,381	$25,171	$22,171	$(4)	$-	$-	$29,193	$33,122	$29,705
Ceded premiums	(1,056)	(1,078)	(1,044)	(823)	(756)	(719)	4	-	-	(1,875)	(1,834)	(1,763)

Total	$4,760	$6,873	$6,490	$22,558	$24,415	$21,452	$-	$-	$-	$27,318	$31,288	$27,942

     Life Insurance recoveries, which reduced death and other benefits, approximated $843 million, $896 million and $1.1 billion, respectively, for the years ended December 31, 2009, 2008 and 2007.
The following table presents Life insurance in force ceded to other insurance companies:

At December 31,
(in millions)	2009	2008	2007

Life insurance in force ceded	$339,183	$384,538	$402,654

     Life Insurance assumed represented less than 0.1 percent, 0.1 percent and 0.1 percent of gross Life insurance in force at December 31, 2009, 2008 and 2007, respectively, and combined domestic and foreign life insurance and retirement services premiums assumed represented 0.1 percent, 0.2 percent and 0.1 percent of gross premiums for the years ended December 31, 2009, 2008 and 2007, respectively.
     AIG’s Domestic Life Insurance & Retirement Services operations utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Pools of highly-rated third-party reinsurers are utilized to manage net amounts at risk in excess of retention limits. AIG’s Domestic Life Insurance companies also cede excess, non-economic reserves carried on a statutory-basis only on certain term and universal life insurance policies and certain fixed annuities to an offshore affiliate.
     AIG generally obtains letters of credit in order to obtain statutory recognition of its intercompany reinsurance transactions. For this purpose, AIG has a $2.5 billion syndicated letter of credit facility outstanding at December 31, 2009, all of which relates to life intercompany reinsurance transactions. AIG has also obtained approximately $2.3 billion of letters of credit on a bilateral basis all of which relates to life intercompany reinsurance transactions. All of these approximately $4.8 billion of letters of credit are due to mature on December 31, 2015.
Reinsurance Security
     AIG’s third-party reinsurance arrangements do not relieve AIG from its direct obligation to its insureds. Thus, a credit exposure exists with respect to both general and life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. AIG holds substantial collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. A provision has been recorded for estimated unrecoverable reinsurance. AIG has been largely successful in prior recovery efforts.
     AIG evaluates the financial condition of its reinsurers and establishes limits per reinsurer through AIG’s Credit Risk Committee. AIG believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to AIG, nor is AIG’s business substantially dependent upon any single reinsurer.
AIG 2009 Form 10-K             266

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
9. Deferred Policy Acquisition Costs
The following table presents a rollforward of deferred policy acquisition costs:

Years Ended December 31,
(in millions)	2009	2008	2007

General Insurance operations:
Balance, beginning of year	$5,114	$5,407	$4,977

Dispositions(a)	(418)	-	-
Acquisition costs deferred	6,522	7,370	8,661
Amortization expense	(6,741)	(7,428)	(8,235)
Increase (decrease) due to foreign exchange and other	398	(235)	4

Balance, end of year	$4,875	$5,114	$5,407

Domestic Life Insurance & Retirement Services operations:
Balance, beginning of year	$14,447	$12,270	$11,657

Dispositions(b)	(479)	-	-
Acquisition costs deferred	1,014	1,655	1,636
Amortization (charged) or credited to pre-tax income(c)	(1,553)	(522)	(1,488)
Change in unrealized gains (losses) on securities(d)	(960)	1,158	444
Increase (decrease) due to foreign exchange	(10)	(114)	85
Other(e)	(1,361)	-	(64)

Subtotal	$11,098	$14,447	$12,270
Consolidation and eliminations	49	55	62

Balance, end of year(f)	$11,147	$14,502	$12,332

Foreign Life Insurance & Retirement Services operations:
Balance, beginning of year	$26,166	$26,175	$21,153

Dispositions(b)	-	(16)	-
Acquisition costs deferred	4,713	5,212	5,146
Amortization (charged) or credited to pre-tax income(c)	(3,790)	(4,071)	(2,062)
Change in unrealized gains (losses) on securities(d)	(731)	252	285
Increase (decrease) due to foreign exchange	2,043	(234)	818
Other(e)	(248)	(1,075)	136
Activity of discontinued operations	(39)	(77)	699
Reclassified to Assets of businesses held for sale	(3,322)	-	-

Balance, end of year(f)	$24,792	$26,166	$26,175

Total deferred policy acquisition costs	$40,814	$45,782	$43,914

(a)	Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009 and HSB was sold during the first quarter of 2009.

(b)	AIG Life Canada was sold in the second quarter of 2009 and Brazil operations were sold in the fourth quarter of 2008.

(c)	In 2007, amortization expense increased $101 million for Domestic Life Insurance & Retirement Services and decreased by $469 million for Foreign Life Insurance & Retirement Services related to changes in actuarial estimates, which was mostly offset in Policyholder benefits and claims incurred.

(d)	In 2009, includes increase of $1.3 billion and $187 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for Domestic Life Insurance & Retirement Services and Foreign Life Insurance & Retirement Services, respectively.

(e)	In 2009, includes decrease of $1.3 billion and $187 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for Domestic Life Insurance & Retirement Services and Foreign Life Insurance & Retirement Services, respectively. In 2008, primarily represents the cumulative effect of adopting a new accounting standard addressing the fair value option for financial assets and financial liabilities for Foreign Life Insurance & Retirement Services.

(f)	Includes $86 million, $1.0 billion, and $(112) million for Domestic Life Insurance & Retirement Services at December 31, 2009, 2008 and 2007, respectively, and $(352) million, $377 million, and $116 million for Foreign Domestic Life Insurance & Retirement Services at December 31, 2009, 2008 and 2007, respectively, related to the effect of net unrealized gains and losses on available for sale securities.
267             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     AIG adopted a new other-than-temporary impairments accounting standard on April 1, 2009 resulting in a cumulative effect adjustment to the cost basis of affected securities and DAC and SIA charges related to other-than-temporary impairments previously taken. There was no material effect to DAC and SIA assets on the Consolidated Balance Sheet. However, because Net realized capital gains and losses are included in the estimated gross profits used to amortize DAC for investment-oriented products, DAC amortization is expected to be lower in future periods.
     Included in the above table is the VOBA, an intangible asset recorded during purchase accounting, which is amortized in a manner similar to DAC. Amortization of VOBA was $271 million, $111 million and $213 million in 2009, 2008 and 2007, respectively, while the unamortized balance was $1.63 billion, $2.05 billion and $1.86 billion at December 31, 2009, 2008 and 2007, respectively. The percentage of the unamortized balance of VOBA at 2009 expected to be amortized in 2010 through 2014 by year is: 12.5 percent, 10.3 percent, 9.0 percent, 7.6 percent and 6.5 percent, respectively, with 54.1 percent being amortized after five years. These projections are based on current estimates for investment, persistency, mortality and morbidity assumptions. The DAC amortization charged to income includes the increase or decrease of amortization related to Net realized capital gains (losses), primarily in the Domestic Retirement Services business. In 2009, 2008 and 2007, the rate of amortization expense (increased) decreased by $(484) million, $2.2 billion and $291 million, respectively.
     As AIG operates in various global markets, the estimated gross profits used to amortize DAC, VOBA and SIA are subject to differing market returns and interest rate environments in any single period. The combination of market returns and interest rates may lead to acceleration of amortization in some products and regions and simultaneous deceleration of amortization in other products and regions.
     DAC, VOBA and SIA for insurance-oriented, investment-oriented and retirement services products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, AIG’s DAC, VOBA and SIA may be subject to an impairment charge and AIG’s results of operations could be significantly affected in future periods.
10. Variable Interest Entities
     The accounting standard related to the consolidation of variable interest entities (VIEs) provides guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. This standard recognizes that consolidation based on majority voting interest should not apply to these variable interest entities. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.
     AIG enters into various arrangements with VIEs in the normal course of business. AIG’s insurance companies are involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs. Through its Financial Services segment and asset management businesses, AIG has participated in arrangements with VIEs that includes designing and structuring entities, warehousing and managing the collateral of the entities, and entering into insurance, credit and derivative transactions with the entities. AIG has also established trusts for the sole purpose of issuing mandatorily redeemable preferred stock totaling $1.3 billion to investors. AIG has determined that the trusts are VIEs, but has not consolidated these VIEs because AIG is not the primary beneficiary and does not hold a variable interest in these VIEs.
     AIG generally determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE’s capital structure, contractual relationships and terms, nature of the VIE’s operations and purpose, nature of the VIE’s interests issued, and AIG’s interests in the entity that either create or absorb variability. AIG evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it was unclear from a
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
qualitative standpoint if AIG was the primary beneficiary, AIG used a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns by using cash flow modeling.
     AIG’s total off-balance sheet exposure associated with VIEs, primarily consisting of financial guarantees and commitments to real estate and investment funds was $2.5 billion and $3.3 billion at December 31, 2009 and 2008, respectively.
The following table presents AIG’s total assets, total liabilities and off-balance sheet exposure associated with its significant variable interests in consolidated VIEs:

At December 31,					Off-Balance
	VIE Assets*		VIE Liabilities		Sheet Exposure
(in billions)	2009	2008	2009	2008	2009	2008

Real estate and investment funds	$4.6	$5.6	$2.9	$3.1	$0.6	$0.9
Commercial paper conduit	3.6	6.2	3.0	8.0	-	-
CDOs	0.2	0.3	0.1	-	-	-
Affordable housing partnerships	2.5	2.7	-	-	-	-
Other	3.4	0.9	2.1	0.6	-	-

Total	$14.3	$15.7	$8.1	$11.7	$0.6	$0.9

*	Each of the VIE’s assets can be used only to settle specific obligations of that VIE.
     AIG defines a variable interest as significant relative to the materiality of its interest in the VIE. AIG calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where AIG has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by AIG generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to AIG, except in limited circumstances when AIG has provided a guarantee to the VIE’s interest holders.
The following table presents total assets of unconsolidated VIEs in which AIG holds a significant variable interest or is a sponsor that holds a variable interest in a VIE, and AIG’s maximum exposure to loss associated with these VIEs:

		Maximum Exposure to Loss
		On-Balance Sheet		Off-Balance Sheet
	Total	Purchased		Commitments
	VIE	and Retained		and
(in billions)	Assets	Interests	Other	Guarantees	Derivatives	Total

December 31, 2009
Real estate and investment funds	$23.3	$3.2	$0.4	$1.6	$-	$5.2
CDOs	84.7	6.5	-	-	0.3	6.8
Affordable housing partnerships	1.3	-	1.3	-	-	1.3
Maiden Lane Interests	38.7	5.3	-	-	-	5.3
Other	7.6	0.9	0.5	-	-	1.4

Total	$155.6	$15.9	$2.2	$1.6	$0.3	$20.0

December 31, 2008
Real estate and investment funds	$23.5	$2.5	$0.5	$1.6	$-	$4.6
CDOs	95.9	6.4	-	-	0.5	6.9
Affordable housing partnerships	1.0	-	1.0	-	-	1.0
Maiden Lane Interests	46.4	4.9	-	-	-	4.9
Other	8.7	2.1	0.5	0.3	-	2.9

Total	$175.5	$15.9	$2.0	$1.9	$0.5	$20.3

269             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Balance Sheet Classification
AIG’s interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Consolidated Balance Sheet as follows:

At December 31,
	Consolidated VIEs		Unconsolidated VIEs
(in billions)	2009	2008	2009	2008

Assets:
Mortgage and other loans receivable	$-	$-	$0.5	$0.5
Available for sale securities(a)(b)	0.9	0.9	1.5	0.8
Trading securities(a)(b)	3.9	6.2	11.7	11.1
Other invested assets	3.6	4.3	3.6	3.5
Other asset accounts(b)	5.9	4.3	1.1	2.0

Total	$14.3	$15.7	$18.4	$17.9

Liabilities:
FRBNY commercial paper funding facility	$2.7	$6.8	$-	$-
Other long-term debt(b)	4.6	4.3	0.3	-
Other liability accounts(b)	0.8	0.6	-	-

Total	$8.1	$11.7	$0.3	$-

(a)	During 2009, AIGFP’s interests in certain VIEs for which it has elected the fair value option, previously reported in the table above as Available for sale securities, were reclassified to Trading securities to conform with the Consolidated Balance Sheet presentation. Prior period amounts were reclassified to conform to the current period presentation.

(b)	In 2009, AIG made revisions to VIE assets and liabilities reported above to include valuation adjustments on certain AIGFP trading securities and long-term debt recorded on AIG’s Consolidated Balance Sheet and to include certain VIEs not previously characterized as such. Prior period amounts were reclassified to conform to the current presentation.
Real Estate and Investment Funds
     AIG Investments, through AIG Global Real Estate, is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE’s activities consist of the development or redevelopment of commercial and residential real estate. AIG’s involvement varies from being a passive equity investor or finance provider to actively managing the activities of the VIE.
     In certain instances, AIG Investments acts as the investment manager of an investment fund, private equity fund or hedge fund and is responsible for carrying out the investment mandate of the VIE. AIG’s insurance operations participate as passive investors in the equity issued primarily by third-party-managed hedge and private equity funds and some AIG Investments managed funds. AIG’s insurance operations typically are not involved in the design or establishment of VIEs, nor do they actively participate in the management of VIEs.
Commercial Paper Conduit
     AIGFP is the primary beneficiary of Curzon Funding LLC, an asset-backed commercial paper conduit to third parties, the assets of which serve as collateral for the conduit’s obligations. At December 31, 2009, the entity had $2.7 billion of commercial paper outstanding under the CPFF.
CDOs
     AIGFP has invested in CDOs, and similar structures, which can be cash-based or synthetic and are actively or passively managed. AIGFP’s role is generally limited to that of an investor. It does not manage such structures.
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     In certain instances, AIG Investments acts as the collateral manager of a CDO. In CDO transactions, AIG establishes a trust or other special purpose entity that purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed. The management fees that AIG Investments earns as collateral manager are not material to AIG’s consolidated financial statements. Certain AIG insurance companies also invest in these CDOs. AIG combines variable interests (e.g., management, performance fees and debt or equity securities) held through its various operating subsidiaries in evaluating the need for consolidation. The CDOs in which AIG holds an ownership interest are further described in Note 6.
Affordable Housing Partnerships
     SunAmerica Affordable Housing Partners, Inc. (SAAHP) organizes and invests in limited partnerships that develop and operate affordable housing qualifying for federal tax credits, and a few market rate properties across the United States. The general partners in the operating partnerships are almost exclusively unaffiliated third-party developers. AIG does not consolidate an operating partnership if the general partner is an unaffiliated person. Through approximately 1,200 partnerships, SAAHP has invested in developments with approximately 150,000 apartment units nationwide, and has syndicated over $7 billion in partnership equity since 1991 to other investors who will receive, among other benefits, tax credits under certain sections of the Internal Revenue Code. The pre-tax income of SAAHP is reported, along with other SunAmerica partnership income, as a component of AIG’s Domestic Life Insurance and Retirement Services segment.
Maiden Lane Interests
ML II
     On December 12, 2008, certain AIG wholly owned life insurance companies sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the FRBNY. AIG has a significant variable economic interest in ML II, which is a VIE. See Note 6 herein for further discussion.
ML III
     On November 25, 2008, AIG entered into the ML III Agreement with the FRBNY, ML III, and The Bank of New York Mellon, which established arrangements, through ML III, to fund the purchase of multi-sector CDOs underlying or related to CDS written by AIG Financial Products Corp. in connection with the termination of such CDS. Concurrently, AIG Financial Products Corp’s counterparties to such CDS transactions agreed to terminate those CDS transactions relating to the multi-sector CDOs purchased from them. AIG has a significant variable interest in ML III, which is a VIE. See Note 6 herein for further discussion.
Other Asset Accounts
Qualifying Special Purpose Entities (QSPEs)
     AIG sponsors two QSPEs that issue securities backed by consumer loans collateralized by individual life insurance assets. As of December 31, 2009, AIG’s maximum exposure, representing the carrying value of the consumer loans, was $492 million and the total VIE assets for these entities was $1.8 billion. AIG records the maximum exposure as finance receivables and does not consolidate the total VIE assets of these entities.
AGF Securitization Transactions
     AGF uses special purpose entities to issue asset-backed securities in securitization transactions to investors. The asset-backed securities are backed by the expected cash flows from securitized real estate loans. Other than servicing fees and prepayment penalties, payments from these real estate loans are not available to AGF until the repayment of the debt issued in connection with the securitization transactions. AGF recorded these transactions as “on-balance
271             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
sheet” secured financings because the transfer of these real estate loans to the trusts did not qualify as sales. AGF evaluated the securitization trusts and determined that these entities are VIEs of which AGF is the primary beneficiary, and therefore consolidated such entities. AGF retains interests in its securitization transactions, including senior and subordinated securities issued by the VIEs, and residual interests. AGF retains credit risk in its securitizations because its retained interests include the most subordinated interest in the securitized assets, which are the first to absorb credit losses on the securitized assets. These retained interests are primarily comprised of $786 million, or 40 percent, of the assets transferred in connection with the on-balance sheet securitization completed on July 30, 2009. AGF expects that any credit losses in the pool of securitized assets would likely be limited to its retained interests. AGF generally has no obligation to repurchase or replace securitized assets that subsequently become delinquent or are otherwise in default. Finance receivables that collateralize the secured debt of the VIE are included on the balance sheet. These finance receivables totaled $2.2 billion and $371 million at December 31, 2009 and 2008, respectively.
RMBS, CMBS and Other ABS
     AIG is a passive investor in RMBS, CMBS and other ABS primarily issued by domestic entities that are typically structured as QSPEs. AIG does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, AIG has not included these entities in the above table. As the non-sponsor and non-transferor, AIG does not have the information needed to conclusively verify that these entities are QSPEs. AIG’s maximum exposure is limited to its investment in securities issued by these entities and AIG is not the primary beneficiary of the overall entity activities. The fair values of AIG’s investments in RMBS, CMBS and CDO/ABS are reported in Note 6.
ECA Financing Vehicles
     ILFC has created wholly owned subsidiaries for the purpose of purchasing aircraft and obtaining financing secured by such aircraft. The secured debt has been guaranteed by the European Export Credit Agencies. These entities meet the definition of a VIE because they do not have sufficient equity to operate without ILFC’s subordinated financial support in the form of intercompany notes which serve as equity even though they are legally debt instruments. ILFC fully consolidates the entities, controls all the activities of the entities, and guarantees the activities of the entities. AIG has not included these entities in the above table as they are wholly owned and there are no other variable interests other than those of ILFC and the lenders. See Note 14 herein for further information.
Leasing Entities
     ILFC has created wholly owned subsidiaries for the purpose of facilitating aircraft leases with airlines. The entities meet the definition of a VIE because they do not have sufficient equity to operate without ILFC’s subordinated financial support in the form of intercompany notes which serve as equity. ILFC fully consolidates the entities, controls all the activities of the entities, and fully guarantees the activities of the entities. AIG has not included these entities in the above table as they are wholly owned and there are no other variable interests in the entities other than those of ILFC.
Structured Investment Vehicle
     In 2007, AIGFP sponsored Nightingale Finance LLC, its only structured investment vehicle (SIV), that invests in variable rate, investment-grade debt securities, the majority of which are asset-backed securities. AIGFP has an obligation to support the SIV by purchasing commercial paper or providing repurchase financing to the extent that the SIV is unable to finance itself in the open market. The SIV meets the definition of a VIE because it does not have sufficient equity to operate without subordinated capital notes, which serve as equity even though they are legally debt instruments. The capital notes absorb losses prior to the senior debt. AIGFP did not own a material loss-absorbing variable interest in the SIV at December 31, 2009 and, therefore, is not the primary beneficiary.
     See Note 16 herein for discussion of the AIA and ALICO SPVs.
AIG 2009 Form 10-K             272

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
11. Derivatives and Hedge Accounting
     AIG uses derivatives and other financial instruments as part of its financial risk management programs and as part of its investment operations. AIGFP has also transacted in derivatives as a dealer.
     Derivatives are financial arrangements among two or more parties with returns linked to or “derived” from some underlying equity, debt, commodity or other asset, liability, or foreign exchange rate or other index or the occurrence of a specified payment event. Derivative payments may be based on interest rates, exchange rates, prices of certain securities, commodities, or financial or commodity indices or other variables. Derivatives, with the exception of bifurcated embedded derivatives, are reflected at fair value on the Consolidated Balance Sheet in Unrealized gain on swaps, options and forward transactions, at fair value and Unrealized loss on swaps, options and forward contracts, at fair value. Bifurcated embedded derivatives are recorded with the host contract on the Consolidated Balance Sheet.
The following table presents the notional amounts and fair values of AIG’s derivative instruments:

At December 31, 2009	Derivative Assets		Derivative Liabilities
	Notional Amount	Fair Value	Notional Amount	Fair Value
(in millions)	(a)	(b)	(a)	(b)

Derivatives designated as hedging instruments:
Interest rate contracts(c)	$10,612	$2,129	$3,884	$375

Total derivatives designated as hedging instruments	10,612	2,129	3,884	375

Derivatives not designated as hedging instruments:
Interest rate contracts(c)	345,614	27,451	300,847	23,718
Foreign exchange contracts	16,662	720	9,719	939
Equity contracts	8,175	1,184	7,713	1,064
Commodity contracts	759	883	381	373
Credit contracts	3,706	1,210	190,275	5,815
Other contracts	34,605	928	23,310	1,101

Total derivatives not designated as hedging instruments	409,521	32,376	532,245	33,010

Total derivatives	$420,133	$34,505	$536,129	$33,385

(a)	Notional amount represents a standard of measurement of the volume of derivatives business of AIG. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the Consolidated Balance Sheet. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps and certain credit contracts.

(b)	Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)	Includes cross currency swaps.
273             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the fair values of derivative assets and liabilities on the Consolidated Balance Sheet:

At December 31, 2009
(in millions)	Derivative Assets(a)	Derivative Liabilities(b)

AIGFP derivatives	$31,951	$30,930
Non-AIGFP derivatives	2,554	2,455

Total derivatives, gross	34,505	33,385

Counterparty netting(c)	(19,054)	(19,054)
Cash collateral(d)	(6,317)	(8,166)

Total derivatives, net	$9,134	$6,165

(a)	Included in non-AIGFP derivatives are $4 million of bifurcated embedded derivatives of which $3 million and $1 million, respectively, are recorded in Bonds available for sale, at fair value, and Policyholder contract deposits.

(b)	Included in non-AIGFP derivatives are $762 million of bifurcated embedded derivatives, of which $760 million and $2 million are recorded in Policyholder contract deposits and Common and preferred stock.

(c)	Represents netting of derivative exposures covered by a qualifying master netting agreement.

(d)	Represents cash collateral posted and received.
Hedge Accounting
     AIG designated certain derivatives entered into by AIGFP with third parties as either fair value or cash flow hedges of certain debt issued by AIG Parent (including the Matched Investment Program (MIP)), International Lease Finance Corporation (ILFC) and AGF. The fair value hedges included (i) interest rate swaps that were designated as hedges of the change in the fair value of fixed rate debt attributable to changes in the benchmark interest rate and (ii) foreign currency swaps designated as hedges of the change in fair value of foreign currency denominated debt attributable to changes in foreign exchange rates and in certain cases also the benchmark interest rate. With respect to the cash flow hedges, (i) interest rate swaps were designated as hedges of the changes in cash flows on floating rate debt attributable to changes in the benchmark interest rate, and (ii) foreign currency swaps were designated as hedges of changes in cash flows on foreign currency denominated debt attributable to changes in the benchmark interest rate and foreign exchange rates.
     AIG assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. Regression analysis is employed to assess the effectiveness of these hedges both on a prospective and retrospective basis. AIG does not utilize the shortcut method to assess hedge effectiveness. For net investment hedges, the matched terms method is utilized to assess hedge effectiveness.
     During the twelve months ended December 31, 2009 AIG de-designated certain derivatives to which it was applying hedge accounting and recorded a reduction of other revenue of approximately $10 million related to the amortization of the basis adjustment. There were no instances of the discontinuation of hedge accounting during 2008.
     Beginning in 2009, AIG began using debt instruments in net investment hedge relationships to mitigate the foreign exchange risk associated with AIG’s non-U.S. dollar functional currency foreign subsidiaries. AIG assesses the hedge effectiveness and measures the amount of ineffectiveness for these hedge relationships based on changes in spot exchange rates. AIG records the change in the carrying amount of these investments in the foreign currency translation adjustment within Accumulated other comprehensive loss. Simultaneously, the effective portion of the hedge of this exposure is also recorded in foreign currency translation adjustment and the ineffective portion, if any, is recorded in earnings. If (1) the notional amount of the hedging debt instrument matches the designated portion of the net investment and (2) the hedging debt instrument is denominated in the same currency as the functional currency of the hedged net investment, no ineffectiveness is recorded in earnings. For the year ended December 31, 2009, AIG recognized losses of $81 million included in Foreign currency translation adjustment in Accumulated other comprehensive loss related to the net investment hedge relationships.
AIG 2009 Form 10-K             274

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the effect of AIG’s derivative instruments in fair value hedging relationships on the Consolidated Statement of Income (Loss):

Year Ended December 31,
(in millions)	2009

Interest rate contracts(a)(b)(c):
Gain (Loss) Recognized in Earnings on Derivative	$(240)
Gain (Loss) Recognized in Earnings on Hedged Item	343
Gain (Loss) Recognized in Earnings for Ineffective Portion and Amount Excluded from Effectiveness Testing	87

(a)	Gains and losses recognized in earnings on derivatives and hedged items are recorded in Interest expense. Gains and losses recognized in earnings on derivatives for the ineffective portion and amounts excluded from effectiveness testing are recorded in Net realized capital losses and Other income, respectively.

(b)	Includes $95 million for 2009 related to the ineffective portion and $(8) million for 2009 for amounts excluded from effectiveness testing.

(c)	During 2008, AIG recognized a loss related to the ineffective portion of these hedges of $61 million, and a gain of $17 million related to amount excluded from effectiveness testing.
The following table presents the effect of AIG’s derivative instruments in cash flow hedging relationships on the Consolidated Statement of Income (Loss):

Year Ended December 31,
(in millions)	2009

Interest rate contracts(a)(b):
Gain (Loss) Recognized in OCI on Derivatives and Hedge Items	$91
Gain (Loss) Reclassified from Accumulated OCI into Earnings(c)	(4)
Gain (Loss) Recognized in Earnings on Derivatives for Ineffective Portion	5

(a)	Gains and losses reclassified from Accumulated other comprehensive loss are recorded in Other income. Gains or losses recognized in earnings on derivatives for the ineffective portion are recorded in Net realized capital losses.

(b)	During 2008, AIG recognized a loss related to the ineffective portion these hedges of $13 million. In addition, all components of the derivative’s gains and losses were included in the assessment of hedge effectiveness.

(c)	The effective portion of the change in fair value of a derivative qualifying as a cash flow hedge is recorded in Accumulated other comprehensive loss until earnings are affected by the variability of cash flows in the hedged item. At December 31, 2009, $74 million of the deferred net loss in Accumulated other comprehensive loss is expected to be recognized in earnings during the next 12 months.
Derivatives Not Designated as Hedging Instruments
The following table presents the effect of AIG’s derivative instruments not designated as hedging instruments on the Consolidated Statement of Income (Loss):

Gains (Losses)
Year Ended December 31, 2009	Recognized in
(in millions)	Earnings(a)

Interest rate contracts(b)	$907
Foreign exchange contracts	(681)
Equity contracts	(863)
Commodity contracts	(703)
Credit contracts	2,093
Other contracts	1,727

Total	$2,480

(a)	Represents gains of $1.3 billion for 2009 recorded in Net realized capital gains, and gains of $1.2 billion for 2009, recorded in Other income.

(b)	Includes cross currency swaps.
275             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AIGFP Derivatives
     AIGFP enters into derivative transactions to mitigate risk in its exposures (interest rates, currencies, commodities, credit and equities) arising from its transactions. In most cases, AIGFP did not hedge its exposures related to the credit default swaps it had written. As a dealer, AIGFP structured and entered into derivative transactions to meet the needs of counterparties who may be seeking to hedge certain aspects of such counterparties’ operations or obtain a desired financial exposure.
     AIGFP’s derivative transactions involving interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying notional amounts. AIGFP typically became a principal in the exchange of interest payments between the parties and, therefore, is exposed to counterparty credit risk and may be exposed to loss, if counterparties default. Currency, commodity, and equity swaps are similar to interest rate swaps, but involve the exchange of specific currencies or cash flows based on the underlying commodity, equity securities or indices. Also, they may involve the exchange of notional amounts at the beginning and end of the transaction. Swaptions are options where the holder has the right but not the obligation to enter into a swap transaction or cancel an existing swap transaction.
     AIGFP follows a policy of minimizing interest rate, currency, commodity, and equity risks associated with investment securities by entering into internal offsetting positions, on a security by security basis within its derivatives portfolio, thereby offsetting a significant portion of the unrealized appreciation and depreciation. In addition, to reduce its credit risk, AIGFP has entered into credit derivative transactions with respect to $566 million of securities to economically hedge its credit risk.
     The timing and the amount of cash flows relating to AIGFP’s foreign exchange forwards and exchange traded futures and options contracts are determined by each of the respective contractual agreements.
     Futures and forward contracts are contracts that obligate the holder to sell or purchase foreign currencies, commodities or financial indices in which the seller/purchaser agrees to make/take delivery at a specified future date of a specified instrument, at a specified price or yield. Options are contracts that allow the holder of the option to purchase or sell the underlying commodity, currency or index at a specified price and within, or at, a specified period of time. As a writer of options, AIGFP generally receives an option premium and then manages the risk of any unfavorable change in the value of the underlying commodity, currency or index by entering into offsetting transactions with third-party market participants. Risks arise as a result of movements in current market prices from contracted prices, and the potential inability of the counterparties to meet their obligations under the contracts.
AIGFP Super Senior Credit Default Swaps
     AIGFP entered into credit default swap transactions with the intention of earning revenue on credit exposure. In the majority of AIGFP’s credit default swap transactions, AIGFP sold credit protection on a designated portfolio of loans or debt securities. Generally, AIGFP provides such credit protection on a “second loss” basis, meaning that AIGFP would incur credit losses only after a shortfall of principal and/or interest, or other credit events, in respect of the protected loans and debt securities, exceeds a specified threshold amount or level of “first losses.”
     Typically, the credit risk associated with a designated portfolio of loans or debt securities has been tranched into different layers of risk, which are then analyzed and rated by the credit rating agencies. At origination, there is usually an equity layer covering the first credit losses in respect of the portfolio up to a specified percentage of the total portfolio, and then successive layers ranging generally from a BBB-rated layer to one or more AAA-rated layers. A significant majority of AIGFP transactions that were rated by rating agencies had risk layers or tranches rated AAA at origination and are immediately junior to the threshold level above which AIGFP’s payment obligation would generally arise. In transactions that were not rated, AIGFP applied equivalent risk criteria for setting the threshold level for its payment obligations. Therefore, the risk layer assumed by AIGFP with respect to the designated portfolio of loans or debt securities in these transactions is often called the “super senior” risk layer, defined as a layer of credit
AIG 2009 Form 10-K             276

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
risk senior to one or more risk layers rated AAA by the credit rating agencies, or if the transaction is not rated, structured to the equivalent thereto.
The following table presents the net notional amount, fair value of derivative (asset) liability and unrealized market valuation gain (loss) of the AIGFP super senior credit default swap portfolio, including credit default swaps written on mezzanine tranches of certain regulatory capital relief transactions, by asset class:

			Fair Value		Unrealized Market
	Net Notional Amount		of Derivative (Asset)		Valuation Gain (Loss)
	December 31,		Liability at December 31,		Year Ended December 31,
(in millions)	2009(a)(b)	2008(a)	2009(b)(c)(d)	2008(c)(d)	2009(d)	2008(d)

Regulatory Capital:
Corporate loans(e)(f)	$55,010	$125,628	$-	$-	$-	$-
Prime residential mortgages(g)	93,276	107,246	(137)	-	137	-
Other(e)(f)	1,760	1,575	21	379	35	(379)

Total	150,046	234,449	(116)	379	172	(379)

Arbitrage:
Multi-sector CDOs(h)(i)	7,926	12,556	4,418	5,906	(669)	(25,700)
Corporate debt/CLOs(j)	22,076	50,495	309	2,554	1,863	(2,328)

Total	30,002	63,051	4,727	8,460	1,194	(28,028)

Mezzanine tranches(f)(k)	3,478	4,701	143	195	52	(195)

Total	$183,526	$302,201	$4,754	$9,034	$1,418	$(28,602)

(a)	Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)	During 2009, AIGFP terminated certain super senior CDS transactions with its counterparties with a net notional amount of $14.0 billion, comprised of $1.5 billion in Regulatory Capital — Other, $3.0 billion in Multi-sector CDO and $9.5 billion in Corporate debt/CLOs. These transactions were terminated at approximately their fair value at the time of the termination. As a result, a $2.7 billion loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. During 2009, AIGFP also extinguished its obligation with respect to a Multi-sector CDO by purchasing the protected CDO security for $496 million, its principal amount outstanding related to this obligation. Upon purchase, the CDO security was included in the available for sale portfolio at fair value.

(c)	Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(d)	Includes credit valuation adjustment gains of $52 million and $185 million in 2009 and 2008, respectively, representing the effect of changes in AIG’s credit spreads on the valuation of the derivatives liabilities.

(e)	During 2009, AIGFP reclassified one regulatory capital CDS transaction from Regulatory Capital — Corporate loans to Regulatory Capital — Other, given the understanding that the counterparty no longer receives regulatory capital benefits.

(f)	During 2009, AIGFP reclassified two mezzanine trades having net notional amounts of $462 million and $240 million, respectively, into Regulatory Capital — Corporate loans and Regulatory Capital — Other, respectively, after determining that the trades were not stand-alone but rather part of the related regulatory capital trades. The effect on unrealized market valuation gain (loss) was not significant.

(g)	During the fourth quarter of 2009, one counterparty notified AIG that it would not terminate early two of its prime residential mortgage transactions with a combined net notional amount of $32.8 billion that were expected to be terminated in the first quarter of 2010. With respect to these transactions, the counterparty no longer has any rights to terminate the transactions prior to maturity and is required to pay AIG fees on the original notional amounts reduced only by realized losses through the final contractual maturity. Since the two transactions have weighted average lives that are considerably less than their final contractual maturities, there is a value to AIGFP representing counterparty contractual fees to be received beyond the date at which the net notional amounts have fully amortized through the final contractual maturity date. As a result, the fair value of these two transactions as of December 31, 2009 is a derivative asset of $137 million.

(h)	Includes $6.3 billion and $9.7 billion in net notional amount of credit default swaps written with cash settlement provisions at December 31, 2009 and 2008, respectively.

(i)	During the fourth quarter of 2008, AIGFP terminated the majority of the CDS transactions written on multi-sector CDOs in connection with the ML III transaction.
277             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(j)	Includes $1.4 billion and $1.5 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs as of December 31, 2009 and 2008, respectively.

(k)	Net of offsetting purchased CDS of $1.5 billion and $2.0 billion in net notional amount at December 31, 2009 and 2008, respectively.
     All outstanding CDS transactions for regulatory capital purposes and the majority of the arbitrage portfolio have cash-settled structures in respect of a basket of reference obligations, where AIGFP’s payment obligations, other than for posting collateral, may be triggered by payment shortfalls, bankruptcy and certain other events such as write-downs of the value of underlying assets. For the remainder of the CDS transactions in respect of the arbitrage portfolio, AIGFP’s payment obligations are triggered by the occurrence of a credit event under a single reference security, and performance is limited to a single payment by AIGFP in return for physical delivery by the counterparty of the reference security.
     The expected weighted average maturity of AIGFP’s super senior credit derivative portfolios as of December 31, 2009 was 0.6 years for the regulatory capital corporate loan portfolio, 1.8 years for the regulatory capital prime residential mortgage portfolio, 5.8 years for the regulatory capital other portfolio, 5.5 years for the multi-sector CDO arbitrage portfolio and 4.2 years for the corporate debt/CLO portfolio.
Regulatory Capital Portfolio
     A total of $150.0 billion in net notional amount of AIGFP’s super senior credit default swap portfolio as of December 31, 2009 represented derivatives written for financial institutions in Europe, for the purpose of providing regulatory capital relief rather than for arbitrage purposes. In exchange for a periodic fee, the counterparties receive credit protection with respect to a portfolio of diversified loans they own, thus reducing their minimum capital requirements. These CDS transactions were structured with early termination rights for counterparties allowing them to terminate these transactions at no cost to AIGFP at a certain period of time or upon a regulatory event such as the implementation of Basel II. During 2009, $62.9 billion in net notional amount was terminated or matured at no cost to AIGFP. Through February 17, 2010, AIGFP had also received a formal termination notice for an additional $25.6 billion in net notional amount with an effective termination date in 2010.
     The regulatory capital relief CDS transactions require cash settlement and, other than for collateral posting, AIGFP is required to make a payment in connection with a regulatory capital relief transaction only if realized credit losses in respect of the underlying portfolio exceed AIGFP’s attachment point.
     All of the regulatory capital transactions directly or indirectly reference tranched pools of large numbers of whole loans that were originated by the financial institution (or its affiliates) receiving the credit protection, rather than structured securities containing loans originated by other third parties. In the vast majority of transactions, the loans are intended to be retained by the originating financial institution and in all cases the originating financial institution is the purchaser of the CDS, either directly or through an intermediary.
     The super senior tranches of these CDS transactions continue to be supported by high levels of subordination, which, in most instances, have increased since origination. The weighted average subordination supporting the prime residential mortgage and corporate loan referenced portfolios at December 31, 2009 was 13.23 percent and 22.76 percent, respectively. The highest level of realized losses to date in any single residential mortgage and corporate loan pool was 2.40 percent and 0.52 percent, respectively. The corporate loan transactions are each comprised of several hundred secured and unsecured loans diversified by industry and, in some instances, by country, and have per-issuer concentration limits. Both types of transactions generally allow some substitution and replenishment of loans, subject to defined constraints, as older loans mature or are prepaid. These replenishment rights generally mature within the first few years of the trade, after which the proceeds of any prepaid or maturing loans are applied first to the super senior tranche (sequentially), thereby increasing the relative level of subordination supporting the balance of AIGFP’s super senior CDS exposure.
     Given the current performance of the underlying portfolios, the level of subordination and AIGFP’s own assessment of the credit quality of the underlying portfolio, as well as the risk mitigants inherent in the transaction
AIG 2009 Form 10-K             278

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
structures, AIGFP does not expect that it will be required to make payments pursuant to the contractual terms of those transactions providing regulatory relief. AIGFP continues to reassess the expected maturity of this portfolio. As of December 31, 2009, AIGFP estimated that the weighted average expected maturity of the portfolio was 1.35 years. AIGFP has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for AIGFP’s financial institution counterparties is generally derived from the terms of Basel I that existed through the end of 2007 and which is in the process of being replaced by Basel II. It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small number of specific instances. However, the Basel Committee recently announced that it has agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame.
Arbitrage Portfolio
     A total of $30.0 billion and $63.1 billion in net notional amount of AIGFP’s super senior credit default swaps as of December 31, 2009 and 2008, respectively, are arbitrage-motivated transactions written on multi-sector CDOs or designated pools of investment grade senior unsecured corporate debt or CLOs.
     The outstanding multi-sector CDO CDS portfolio at December 31, 2009 was written on CDO transactions that generally held a concentration of RMBS, CMBS and inner CDO securities. At December 31, 2009, approximately $3.8 billion net notional amount (fair value liability of $2.4 billion) of this portfolio was written on super senior multi-sector CDOs that contain some level of sub-prime RMBS collateral, with a concentration in the 2005 and earlier vintages of sub-prime RMBS. AIGFP’s portfolio also included both high grade and mezzanine CDOs.
     The majority of multi-sector CDO CDS transactions require cash settlement and, other than for collateral posting, AIGFP is required to make a payment in connection with such transactions only if realized credit losses in respect of the underlying portfolio exceed AIGFP’s attachment point. In the remainder of the portfolio, AIGFP’s payment obligations are triggered by the occurrence of a credit event under a single reference security, and performance is limited to a single payment by AIGFP in return for physical delivery by the counterparty of the reference security.
     Included in the multi-sector CDO portfolio are 2a-7 Puts. Holders of securities are required, in certain circumstances, to tender their securities to the issuer at par. If an issuer’s remarketing agent is unable to resell the securities so tendered, AIGFP must purchase the securities at par so long as the security has not experienced a payment default or certain bankruptcy events with respect to the issuer of such security have not occurred.
     At January 1, 2008, 2a-7 Puts with a net notional amount of $6.5 billion were outstanding and included as part of the multi-sector CDO portfolio. During 2008, AIGFP issued new 2a-7 Puts with a net notional amount of $5.4 billion on the super senior security issued by a CDO of AAA-rated CMBS pursuant to a facility that was entered into in 2005. At December 31, 2009 and December 31, 2008, there were $1.6 billion and $1.7 billion net notional amount of 2a-7 Puts issued by AIGFP outstanding. AIGFP is not a party to any commitments to issue any additional 2a-7 Puts.
     During 2008, AIGFP repurchased multi-sector CDO securities with a principal amount of $9.4 billion in connection with these obligations, of which $8.0 billion was funded using existing liquidity arrangements. In connection with the ML III transaction, ML III purchased $8.5 billion of multi-sector CDOs underlying 2a-7 Puts written by AIGFP. A portion of the net payment made by ML III to the counterparties for the purchase of the multi-sector CDOs facilitated the resolution of liquidity arrangements, which had funded certain of the multi-sector CDOs in connection with the 2a-7 Puts.
     Among the multi-sector CDOs purchased by ML III are certain CDO securities with a net notional amount of $1.7 billion for which the related 2a-7 Puts to AIGFP remained outstanding as of December 31, 2008, of which
279             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
$1.6 billion remained outstanding as of December 31, 2009. In December 2008, ML III and AIGFP entered into an agreement with respect to the $252 million net notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised in 2009. Under that agreement, ML III agreed not to sell the multi-sector CDOs in 2009 and either not to exercise its put option on such multi-sector CDOs or simultaneously to exercise its put option with a par purchase of the multi-sector CDO securities. In exchange, AIGFP agreed to pay to ML III the consideration that it received for providing the put protection.
     In January 2010, AIGFP and ML III amended and restated such agreement in respect of the outstanding 2a-7 Puts as of the date of the agreement. Pursuant to this agreement, ML III has agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs with respect to the $867 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to December 31, 2010 and $543 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to April 30, 2011. In addition, there are $186 million notional amount of multi-sector CDOs held by MLIII with 2a-7 Puts that may not be exercised on or prior to December 31, 2010, for which MLIII has only agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs through December 31, 2010. In exchange, AIGFP has agreed to pay to ML III the consideration that it receives for providing the put protection. Additionally, ML III has agreed that if it sells any such multi-sector CDO with a 2a-7 Put to a third-party purchaser , that such sale will be conditioned upon, among other things, such third-party purchaser agreeing that until the legal final maturity date of such multi-sector CDO it will not exercise its put option on such multi-sector CDO or it will make a corresponding par purchase of such multi-sector CDO simultaneously with the exercise of its put option. In exchange for such commitment from the third-party purchaser, AIGFP will agree to pay to such third-party purchaser the consideration that it receives for providing the put protection.
     ML III has agreed to assist AIGFP in efforts to mitigate or eliminate AIGFP’s obligations under such 2a-7 Puts relating to multi-sector CDOs held by ML III prior to the expiration of ML III’s obligations with respect to such multi-sector CDOs. There can be no assurances that such efforts will be successful. To the extent that such efforts are not successful with respect to a multi-sector CDO held by ML III with a 2a-7 Put and ML III has not sold such multi-sector CDO to a third-party who has committed not to exercise its put option on such multi-sector CDO or to make a corresponding par purchase of such multi-sector CDO simultaneously with the exercise of its put option then, upon the expiration of ML III’s aforementioned obligations with respect to such multi-sector CDO, AIGFP will be obligated under the related 2a-7 Put to purchase such multi-sector CDO at par in the circumstances and subject to the limited conditions contained in the applicable agreements.
     The corporate arbitrage portfolio consists principally of CDS transactions written on portfolios of senior unsecured corporate obligations that were generally rated investment grade at inception of the CDS. These CDS transactions require cash settlement. Also, included in this portfolio are CDS transactions with a net notional of $1.4 billion written on the senior part of the capital structure of CLOs, which require physical settlement.
     Certain of the super senior credit default swaps provide the counterparties with an additional termination right if AIG’s rating level falls to BBB or Baa2. At that level, counterparties to the CDS transactions with a net notional amount of $10.4 billion at December 31, 2009 have the right to terminate the transactions early. If counterparties exercise this right, the contracts provide for the counterparties to be compensated for the cost to replace the transactions, or an amount reasonably determined in good faith to estimate the losses the counterparties would incur as a result of the termination of the transactions.
     Due to long-term maturities of the CDS in the arbitrage portfolio, AIG is unable to make reasonable estimates of the periods during which any payments would be made. However, the net notional amount represents the maximum exposure to loss on the super senior credit default swap portfolio.
AIG 2009 Form 10-K             280

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Collateral
     Most of AIGFP’s super senior credit default swaps are subject to collateral posting provisions, which typically are governed by International Swaps and Derivatives Association, Inc. (ISDA) Master Agreements (Master Agreements) and related Credit Support Annexes (CSA). These provisions differ among counterparties and asset classes. AIGFP has received collateral calls from counterparties in respect of certain super senior credit default swaps, of which a large majority relate to multi-sector CDOs. To a lesser extent, AIGFP has also received collateral calls in respect of certain super senior credit default swaps entered into by counterparties for regulatory capital relief purposes and in respect of corporate arbitrage.
     The amount of future collateral posting requirements is a function of AIG’s credit ratings, the rating of the reference obligations and the market value of the relevant reference obligations, with the latter being the most significant factor. While a high level of correlation exists between the amount of collateral posted and the valuation of these contracts in respect of the arbitrage portfolio, a similar relationship does not exist with respect to the regulatory capital portfolio given the nature of how the amount of collateral for these transactions is determined. Given the severe market disruption, lack of observable data and the uncertainty of future market price movements, AIGFP is unable to reasonably estimate the amounts of collateral that it may be required to post in the future.
     At December 31, 2009 and December 31, 2008, the amount of collateral postings with respect to AIGFP’s super senior credit default swap portfolio (prior to offsets for other transactions) was $4.6 billion and $8.8 billion, respectively.
AIGFP Written Single Name Credit Default Swaps
     AIGFP has also entered into credit default swap contracts referencing single-name exposures written on corporate, index, and asset-backed credits, with the intention of earning spread income on credit exposure. Some of these transactions were entered into as part of a long short strategy allowing AIGFP to earn the net spread between CDS they wrote and ones they purchased. At December 31, 2009, the net notional amount of these written CDS contracts was $2.1 billion. AIGFP has hedged these exposures by purchasing offsetting CDS contracts of $526 million in net notional amount. The net unhedged position of approximately $1.6 billion represents the maximum exposure to loss on these CDS contracts. The average maturity of the written CDS contracts is 6.5 years. At December 31, 2009, the fair value of derivative liability (which represents the carrying value) of the portfolio of CDS was $291 million.
     Upon a triggering event (e.g., a default) with respect to the underlying credit, AIGFP would normally have the option to settle the position through an auction process (cash settle) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit obligor (physical settle).
     AIGFP wrote these written CDS contracts under Master Agreements. The majority of these Master Agreements include CSA, which provide for collateral postings at various ratings and threshold levels. At December 31, 2009, AIGFP had posted $354 million of collateral under these contracts.
Non-AIGFP Derivatives
     AIG and its subsidiaries (other than AIGFP) also use derivatives and other instruments as part of their financial risk management programs. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with investments in fixed income securities, outstanding medium- and long-term notes, and other interest rate sensitive assets and liabilities. In addition, foreign exchange derivatives (principally foreign exchange forwards and options) are used to economically mitigate risk associated with non-U.S. dollar denominated debt, net capital exposures and foreign exchange transactions. The derivatives are effective economic hedges of the exposures they are meant to offset.
     In addition to hedging activities, AIG also uses derivative instruments with respect to investment operations, which include, among other things, credit default swaps, and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.
281            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Matched Investment Program Written Credit Default Swaps
     The MIP has entered into CDS contracts as a writer of protection, with the intention of earning spread income on credit exposure in an unfunded form. The portfolio of CDS contracts were single-name exposures and, at inception, were predominantly high grade corporate credits.
     The MIP invested in written CDS contracts through an affiliate which then transacts directly with unaffiliated third parties under ISDA agreements. As of December 31, 2009, the notional amount of written CDS contracts was $3.97 billion with an average credit rating of BBB+. The average maturity of the written CDS contracts is 2.4 years as of December 31, 2009. As of December 31, 2009, the fair value of the derivative liability (which represents the carrying value) of the MIP’s written CDS was $71.5 million.
     The majority of the ISDA agreements include CSA provisions, which provide for collateral postings at various ratings and threshold levels. At December 31, 2009, $26.1 million of collateral was posted for CDS contracts related to the MIP. The notional amount represents the maximum exposure to loss on the written CDS contracts. However, due to the average investment grade rating and expected default recovery rates, actual losses are expected to be less.
     Upon a triggering event (e.g., a default) with respect to the underlying credit, the MIP would normally have the option to settle the position through an auction process (cash settlement) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit (physical settlement).
Credit Risk-Related Contingent Features
     AIG transacts in derivative transactions directly with unaffiliated third parties under ISDA agreements. Many of the ISDA agreements also include CSA provisions, which provide for collateral postings at various ratings and threshold levels. These provisions are predominantly limited to additional collateral posting requirements contingent upon downgrade of AIG’s credit rating. In addition, AIG attempts to reduce credit risk with certain counterparties by entering into agreements that enable collateral to be obtained from a counterparty on an upfront or contingent basis.
     The aggregate fair value of AIG’s derivative instruments, including those of AIGFP, that contain credit risk-related contingent features that are in a net liability position at December 31, 2009 was approximately $9.8 billion. The aggregate fair value of assets posted as collateral under these contracts at December 31, 2009, was $9.9 billion. See Note 5 herein.
     It is estimated that as of the close of business on December 31, 2009, based on AIG’s outstanding financial derivative transactions, including those of AIGFP at that date, a one-notch downgrade of AIG’s long-term senior debt ratings to Baa1 by Moody’s Investors Service (Moody’s) and BBB+ by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (S&P), would permit counterparties to make additional collateral calls and permit the counterparties to elect early termination of contracts, resulting in up to approximately $1.8 billion of corresponding collateral postings and termination payments; a two-notch downgrade to Baa2 by Moody’s and BBB by S&P would result in approximately $1.2 billion in additional collateral postings and termination payments above the one-notch downgrade amount; and a three-notch downgrade to Baa3 by Moody’s and BBB- by S&P would result in approximately $0.6 billion in additional collateral postings and termination payments above the two-notch downgrade amount. Additional collateral postings upon downgrade are estimated based on the factors in the individual collateral posting provisions of the CSA with each counterparty and current exposure as of December 31, 2009. Factors considered in estimating the termination payments upon downgrade include current market conditions, the complexity of the derivative transactions, historical termination experience and other observable market events such as bankruptcy and downgrade events that have occurred at other companies. The actual termination payments could significantly differ from management’s estimates given market conditions at the time of downgrade and the level of uncertainty in estimating both the number of counterparties who may elect to exercise their right to terminate and the payment that may be triggered in connection with any such exercise.
AIG 2009 Form 10-K            282

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
12. Liability for Unpaid Claims and Claims Adjustment Expense and Future Policy Benefits for Life and Accident and Health Insurance Contracts and Policyholder Contract Deposits
The following table presents the reconciliation of activity in the Liability for unpaid claims and claims adjustment expense:

Years Ended December 31,
(in millions)	2009	2008	2007

Balance, beginning of year:
Liability for unpaid claims and claims adjustment expense	$89,258	$85,500	$79,999
Reinsurance recoverable	(16,803)	(16,212)	(17,369)

Total	72,455	69,288	62,630

Foreign exchange effect	1,416	(2,113)	955
Acquisitions(a)	-	-	317
Dispositions(b)	(9,657)	(269)	-

Losses and loss expenses incurred(c):
Current year	27,359	35,085	30,261
Prior years, other than accretion of discount(d)	2,771	118	(656)
Prior years, accretion of discount	313	317	327

Total	30,443	35,520	29,932

Losses and loss expenses paid(c):
Current year	11,082	13,440	9,684
Prior years	15,676	16,531	14,862

Total	26,758	29,971	24,546

Balance, end of year:
Net liability for unpaid claims and claims adjustment expense	67,899	72,455	69,288
Reinsurance recoverable	17,487	16,803	16,212

Total	$85,386	$89,258	$85,500

(a)	Represents the opening balance with respect to the acquisition of WüBa in 2007.

(b)	Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009; HSB was sold during the first quarter of 2009, and Unibanco was sold in the fourth quarter of 2008.

(c)	Includes amounts related to dispositions through the date of disposition.

(d)	In 2009, includes $1.51 billion, $956 million and $151 million related to excess casualty, excess workers’ compensation and asbestos, respectively.
Discounting of Reserves
     At December 31, 2009, net loss reserves reflect a loss reserve discount of $2.66 billion, including tabular and non-tabular calculations. The tabular workers’ compensation discount is calculated using a 3.5 percent interest rate and the 1979-81 Decennial Mortality Table. The non-tabular workers’ compensation discount is calculated separately for companies domiciled in New York and Pennsylvania, and follows the statutory regulations for each state. For New York companies, the discount is based on a five percent interest rate and the companies’ own payout patterns. For Pennsylvania companies, the statute has specified discount factors for accident years 2001 and prior, which are based on a six percent interest rate and an industry payout pattern. For accident years 2002 and subsequent, the discount is based on the payout patterns and investment yields of the companies. Certain other liability occurrence and products liability occurrence business in AIRCO that was written by Commercial Insurance is discounted based on the yield of Department of the Treasury securities ranging from one to twenty years and the Commercial Insurance payout pattern for this business. The discount is comprised of the following: $669 million — tabular discount for workers’ compensation in Commercial Insurance; $1.9 billion — non-tabular discount for workers’ compensation in
283            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Commercial Insurance; $130 million — non-tabular discount for other liability occurrence and products liability occurrence in AIRCO for Commercial Insurance business.
Future policy benefits and policyholder contract deposits
The following table presents the analysis of the future policy benefits and policyholder contract deposits liabilities:

At December 31,
(in millions)	2009	2008

Future policy benefits:
Long duration and structured settlement contracts	$115,638	$141,623
Short duration contracts	363	711

Total	$116,001	$142,334

Policyholder contract deposits:
Annuities	$138,844	$139,126
Guaranteed investment contracts	8,747	14,821
Universal life products	31,030	29,277
Variable products	24,196	24,965
Corporate life products	2,247	2,259
Other investment contracts	15,064	16,252

Total	$220,128	$226,700

     Long duration contract liabilities included in future policy benefits, as presented in the preceding table, result primarily from life products. Short duration contract liabilities are primarily accident and health products. The liability for future life policy benefits has been established based upon the following assumptions:
•	Interest rates (exclusive of immediate/terminal funding annuities), which vary by territory, year of issuance and products, range from 1.0 percent to 12.9 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 11.5 percent and grade to not greater than 3.5 percent.

•	Mortality and surrender rates are based upon actual experience by geographical area modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 6.7 percent.

•	The portions of current and prior Net income and of current unrealized appreciation of investments that can inure to the benefit of AIG are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

•	Participating life business represented approximately 12 percent of the gross insurance in force at December 31, 2009 and 18 percent of gross Premiums and other considerations in 2009. The amount of annual dividends to be paid is determined locally by the boards of directors. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations.
     The liability for policyholder contract deposits has been established based on the following assumptions:
•	Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 1.5 percent to, including bonuses, 13.0 percent. Less than 1.0 percent of the liabilities are credited at a rate greater than 9.0 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 12.0 percent grading to zero over a period of zero to 15 years.
AIG 2009 Form 10-K            284

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	Domestically, guaranteed investment contracts (GICs) have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.3 percent to 9.0 percent. The vast majority of these GICs mature within four years.

•	Interest rates on corporate life insurance products are guaranteed at 4.0 percent and the weighted average rate credited in 2009 was 4.8 percent.

•	The universal life funds have credited interest rates of 0.8 percent to 8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 12.0 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

•	For variable products and investment contracts, policy values are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units plus any liability for guaranteed minimum death or withdrawal benefits.
     Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.
13. Variable Life and Annuity Contracts
     AIG reports variable contracts through separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities), and the separate account qualifies for separate account treatment. In some foreign jurisdictions, separate accounts are not legally insulated from general account creditors and therefore do not qualify for separate account treatment. In such cases, the variable contracts are reported as general account contracts even though the policyholder bears the risks associated with the performance of the assets. AIG also reports variable annuity and life contracts through separate accounts, or general accounts when not qualified for separate account reporting, when AIG contractually guarantees to the contract holder (variable contracts with guarantees) either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in minor instances, no minimum returns) (Net Deposits Plus a Minimum Return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary (Highest Contract Value Attained). These guarantees include benefits that are payable in the event of death, annuitization, or, in other instances, at specified dates during the accumulation period. Such benefits are referred to as guaranteed minimum death benefits (GMDB), guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). For AIG, GMDB is by far the most widely offered benefit.
     The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as Separate account assets with an equivalent summary total reported as Separate account liabilities when the separate account qualifies for separate account treatment. Assets for separate accounts that do not qualify for separate account treatment are reported as trading account assets, and liabilities are included in the respective policyholder liability account of the general account. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in Policyholder benefits and claims incurred in the Consolidated Statement of Income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Consolidated Statement of Income for those accounts that qualify for separate account treatment. Net investment income and gains and losses on trading accounts for contracts
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
that do not qualify for separate account treatment are reported in Net investment income and are principally offset by amounts reported in Policyholder benefits and claims incurred.
The vast majority of AIG’s exposure on guarantees made to variable contract holders arises from GMDB. The following table presents details concerning AIG’s GMDB exposures:

	2009		2008
	Net Deposits	Highest	Net Deposits	Highest
	Plus a	Contract	Plus a	Contract
At December 31,	Minimum	Value	Minimum	Value
(dollars in billions)	Return	Attained	Return	Attained

Account value(a)	$57	$12	$50	$11
Amount at risk(b)	8	2	13	5
Average attained age of contract holders by product	40-71 years	55-71 years	38-69 years	55-71 years

Range of guaranteed minimum return rates	3-10%		3-10%

(a)	Included in Policyholder contract deposits in the Consolidated Balance Sheet.

(b)	Represents the amount of death benefit currently in excess of Account value.
The following summarizes GMDB liabilities for guarantees on variable contracts reflected in the general account.

Years Ended December 31,
(in millions)	2009	2008

Balance, beginning of year	$717	$463
Reserve increase	290	351
Benefits paid	(190)	(97)

Balance, end of year	$817	$717

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. AIG regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.
     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009:
•	Data used was up to 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from three percent to approximately ten percent depending on the block of business.

•	Volatility assumptions ranged from six percent to 23 percent depending on the block of business.

•	Mortality was assumed at between 50 percent and 103 percent of various life and annuity mortality tables.

•	For domestic contracts, lapse rates vary by contract type and duration and ranged from zero percent to 40 percent. For foreign contracts, lapse rates ranged from zero percent to 35 percent depending on the type of contract.

•	For domestic contracts, the discount rate ranged from 3.25 percent to 11 percent. For foreign contracts, the discount rate ranged from 1.5 percent to 8.5 percent.
     In addition to GMDB, AIG’s contracts currently include to a lesser extent GMIB. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
expected assessments. AIG periodically evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.
     AIG contracts currently include GMAV and GMWB benefits. GMAV and GMWB considered to be embedded derivatives are recognized at fair value through earnings. AIG enters into derivative contracts to economically hedge a portion of the exposure that arises from GMAV and GMWB.
14. Debt Outstanding
The following table summarizes AIG’s total debt outstanding:

At December 31,
(in millions)	2009	2008

FRBNY Credit Facility (secured)	$23,435	$40,431
Other long-term debt	113,298	137,054
Commercial paper and other short-term debt	-	613
Federal Reserve Bank of New York commercial paper funding facility	4,739	15,105

Total debt	$141,472	$193,203

     Historically, AIG has issued long-term debt denominated in various currencies, although predominantly U.S. dollars, with both fixed and variable interest rates. The following table is a summary of long-term debt carrying values (including unamortized original issue discount, hedge accounting valuation adjustments and fair value adjustments, where applicable) by contractual maturity as of December 31, 2009.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents maturities of long-term debt, excluding borrowings of consolidated investments:

At December 31, 2009		Year Ending

(in millions)	Total	2010	2011	2012	2013	2014	Thereafter

AIG:
FRBNY Credit Facility	$23,435	$-	$-	$-	$23,435	$-	$-
Notes and bonds payable	10,419	1,350	547	27	998	-	7,497
Junior subordinated debt	12,001	-	-	-	-	-	12,001
Junior subordinated debt attributable to equity units	5,880	-	-	-	-	-	5,880
Loans and mortgages payable	438	-	-	368	-	-	70
MIP matched notes and bonds payable	13,371	2,231	3,194	2,151	901	417	4,477
Series AIGFP matched notes and bonds payable	3,913	39	27	56	3	-	3,788

Total AIG	69,457	3,620	3,768	2,602	25,337	417	33,713

AIGFP, at fair value:
GIAs	8,257	842	268	262	297	664	5,924
Notes and bonds payable	2,029	493	160	670	4	58	644
Loans and mortgages payable	1,022	295	228	203	77	150	69
Hybrid financial instrument liabilities	1,887	273	351	97	276	136	754

Total AIGFP	13,195	1,903	1,007	1,232	654	1,008	7,391

AIGLH notes and bonds payable	798	500	-	-	-	-	298

Liabilities connected to trust preferred stock	1,339	-	-	-	-	-	1,339

ILFC(a):
Notes and bonds payable	16,929	4,129	4,643	3,572	3,542	1,043	-
Junior subordinated debt	999	-	-	-	-	-	999
ECA Facilities(b)	3,004	513	425	396	396	391	883
Bank financings and other secured financings(c)	5,241	2,116	2,849	165	16	37	58

Total ILFC	26,173	6,758	7,917	4,133	3,954	1,471	1,940

AGF(a):
Notes and bonds payable(d)	19,770	6,550	3,581	2,277	2,320	459	4,583
Junior subordinated debt	349	-	-	-	-	-	349

Total AGF	20,119	6,550	3,581	2,277	2,320	459	4,932

AIGCFG Loans and mortgages payable(a)	216	98	32	37	37	9	3
Other subsidiaries(a)	295	3	5	8	3	6	270

Total	$131,592	$19,432	$16,310	$10,289	$32,305	$3,370	$49,886

(a)	AIG does not guarantee these borrowings.

(b)	Reflects future minimum payment for ILFC’s borrowings under the 1999 and 2004 ECA Facilities

(c)	Includes $130 million of secured financings that are non-recourse to ILFC.

(d)
On July 9, 2009, AGF converted the $2.45 billion of loans that AGF had previously drawn on its 364-Day Syndicated Facility into one-year term loans. AIG has provided a capital support agreement for the benefit of the lenders of these termed-out loans, which must be repaid by July 9, 2010.

AIG (Parent Company)
(i) FRBNY Credit Facility: On September 22, 2008, AIG entered into the $85 billion FRBNY Credit Agreement and a Guarantee and Pledge Agreement (the Pledge Agreement) with the FRBNY.
AIG 2009 Form 10-K            288

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Pursuant to the FRBNY Credit Agreement, in consideration for the FRBNY’s extension of credit under the FRBNY Credit Facility and the payment of $500,000, AIG agreed to issue 100,000 shares of AIG Series C Preferred Stock.
     On November 9, 2008, AIG and the FRBNY amended the FRBNY Credit Agreement with effect from November 25, 2008. The amended FRBNY Credit Agreement provides, among other things, that (i) the total commitment under the FRBNY Credit Facility following the issuance of the AIG Series D Preferred Stock is $60 billion; (ii) the interest rate payable on outstanding borrowings is three-month LIBOR (not less than 3.5 percent) plus 3.0 percent per annum; (iii) the fee payable on undrawn amounts is 0.75 percent per annum; and (iv) the term of the FRBNY Credit Facility is five years.
     On April 17, 2009, AIG and the Board of Governors of the Federal Reserve System entered into an Amendment No. 3 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to remove the minimum 3.5 percent LIBOR borrowing rate floor, and permit the issuance by AIG of the AIG Series E Preferred Stock, the AIG Series F Preferred Stock and the AIG Series F Warrant to the Department of the Treasury.
     On December 1, 2009, AIG and the FRBNY entered into Amendment No. 4 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to permit the consummation of the transactions contemplated by the AIA Purchase Agreement and the ALICO Purchase Agreement and reduce the outstanding principal of the FRBNY Credit Facility and the maximum amount available to be borrowed thereunder by $25 billion in exchange for the Preferred Interests in the AIA and ALICO SPVs. The difference in the amount of the FRBNY Credit Facility extinguished and the $24.4 billion of the Preferred Interest fair value is being recognized over the remaining term of the FRBNY Credit Facility as a reduction to interest expense.
     The FRBNY Credit Facility is secured by pledges of the capital stock and assets of certain of AIG’s subsidiaries, subject to exclusions of certain property not permitted to be pledged under the debt agreements of AIG and certain of its subsidiaries, as well as exclusions of assets of regulated subsidiaries, assets of foreign subsidiaries and assets of SPVs.
     See Note 16 herein for further discussion on these transactions.
     Since the fourth quarter of 2008, AIG has not had access to its traditional sources of long-term or short-term financing through the public debt markets.
     (ii) Notes and bonds payable: On August 18, 2008, AIG sold $3.25 billion principal amount of senior unsecured notes in a Rule 144A/Regulation S offering which bear interest at a per annum rate of 8.25 percent and mature in 2018. The proceeds from the sale of these notes were used by AIGFP for its general corporate purposes, and the notes are included within “Series AIGFP matched notes and bonds payable” in the preceding tables.
     As of December 31, 2009, approximately $7.0 billion principal amount of senior notes were outstanding under AIG’s medium-term note program, of which $3.2 billion was used for AIG’s general corporate purposes, $508 million was used by AIGFP (included within “AIGFP matched notes bonds and payable” in the preceding tables) and $3.3 billion was used to fund the MIP. The maturity dates of these notes range from 2010 to 2052. To the extent considered appropriate, AIG may enter into swap transactions to manage its effective borrowing rates with respect to these notes.
     As of December 31, 2009, the equivalent of $11.6 billion of notes were outstanding under AIG’s Euro medium-term note program, of which $9.6 billion were used to fund the MIP and the remainder was used for AIG’s general corporate purposes. The aggregate amount outstanding includes a $815 million loss resulting from foreign exchange translation into U.S. dollars related to notes issued to fund the MIP. AIG has economically hedged the currency exposure arising from its foreign currency denominated notes.
     AIG maintains a shelf registration statement in Japan, providing for the issuance of up to Japanese Yen 300 billion principal amount of senior notes, of which the equivalent of $547 million was outstanding at December 31, 2009.
     (iii) Junior subordinated debt: During 2007 and 2008, AIG issued an aggregate of $12.5 billion of junior subordinated debentures denominated in U.S. dollars, British Pounds and Euros in eight series of securities. In connection with
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
each series of junior subordinated debentures, AIG entered into a Replacement Capital Covenant (RCC) for the benefit of the holders of AIG’s 6.25 percent senior notes due 2036. The RCCs provide that AIG will not repay, redeem, or purchase the applicable series of junior subordinated debentures on or before a specified date, unless AIG has received qualifying proceeds from the sale of replacement capital securities.
     In May 2008, as adjusted for the one-for-twenty reverse split of AIG’s Common Stock effective June 30, 2009, AIG raised a total of approximately $20 billion through the sale of (i) 9,835,526 shares of AIG common stock, par value $2.50 per share (AIG Common Stock), in a public offering at a price per share of $760; (ii) 78.4 million Equity Units in a public offering at a price per unit of $75; and (iii) $6.9 billion in unregistered offerings of junior subordinated debentures in three series. The Equity Units and junior subordinated debentures receive hybrid equity treatment from the major rating agencies under their current policies but are recorded as long-term debt on the Consolidated Balance Sheet. The Equity Units consist of an ownership interest in AIG junior subordinated debentures and a stock purchase contract obligating the holder of an equity unit to purchase, and obligating AIG to sell, a variable number of shares of AIG Common Stock on three dates in 2011 (a minimum of 6,447,224 shares and a maximum of 7,736,904 shares, subject to anti-dilution adjustments).
AIGFP
     Borrowings under obligations of guaranteed investment agreements: Borrowings under obligations of GIAs, which are guaranteed by AIG, are recorded at fair value. Obligations may be called at various times prior to maturity at the option of the counterparty. Interest rates on these borrowings are primarily fixed, vary by maturity, and range up to 9.8 percent.
     At December 31, 2009, the fair value of securities pledged as collateral with respect to these obligations approximated $6.1 billion.
The following table presents AIGFP’s debt, excluding GIAs:

			U.S.
At December 31, 2009		Range of	Dollar
(dollars in millions)		Interest	Carrying
Range of Maturities	Currency	Rates	Value

2010 - 2054	U.S. dollar	0.03 - 8.25%	$1,557
2010 - 2047	Euro	0.50 - 7.65	2,875
2011 - 2040	Japanese yen	1.36 - 3.25	389
2013 - 2015	Swiss franc	0.01 - 2.99	10
2010 - 2015	Australian dollar	1.14 - 2.65	98
2012 - 2017	Other	0.01 - 7.73	9

Total			$4,938

     AIGFP economically hedges its notes and bonds. AIG guarantees all of AIGFP’s debt.
     Hybrid financial instrument liabilities: AIGFP’s notes and bonds include structured debt instruments whose payment terms are linked to one or more financial or other indices (such as an equity index or commodity index or another measure that is not considered to be clearly and closely related to the debt instrument). These notes contain embedded derivatives that otherwise would be required to be accounted for separately. AIGFP elected the fair value option for these notes. The notes that are accounted for using the fair value option are reported separately under hybrid financial instrument liabilities at fair value.
AIGLH
     At December 31, 2009, AIGLH notes and bonds payable aggregating $798 million were outstanding with maturity dates ranging from 2010 to 2029 at interest rates from 6.625 percent to 7.50 percent. AIG guarantees the notes and bonds of AIGLH.
AIG 2009 Form 10-K            290

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Liabilities Connected to Trust Preferred Stock
     In connection with its acquisition of AIGLH in 2001, AIG entered into arrangements with AIGLH with respect to outstanding AIGLH capital securities. In 1996, AIGLH through a trust issued capital securities to institutional investors and funded the trust with AIGLH junior subordinated debentures issued to the trust. AIGLH guaranteed payments to the holders of capital securities only to the extent (i) the trust received payments on the debentures and (ii) these payments were available for the trust to pay to holders of capital securities. In 2001, AIG guaranteed the same payments to the holders of capital securities. Like the AIGLH guarantee, the AIG guarantee only applies to any payments actually made to the trust in respect of the debentures. If no payments are made on the debentures, AIG is not required to make any payments to the trust. AIG also guaranteed the debentures pursuant to a guarantee that is expressly subordinated to certain AIGLH senior debt securities. Under AIG’s guarantee, AIG is not required to make any payments in respect of the debentures if such payment would be prohibited by the subordination provisions of the debentures. As a result, AIG will never be required to make a payment under its guarantee of the debentures for so long as AIGLH is prohibited from making a payment on the debentures.
     At December 31, 2009, the preferred stock outstanding consisted of $300 million liquidation value of 8.5 percent preferred stock issued by American General Capital II in June 2000, $500 million liquidation value of 8.125 percent preferred stock issued by American General Institutional Capital B in March 1997, and $500 million liquidation value of 7.57 percent preferred stock issued by American General Institutional Capital A in December 1996.
ILFC
     (i) Notes and bonds payable: At December 31, 2009, notes aggregating $16.9 billion were outstanding, consisting of $5.4 billion of term notes and $11.5 billion of medium-term notes with maturities ranging from 2010 to 2015 and interest rates ranging from 0.48 percent to 7.95 percent and $1.0 billion of junior subordinated debt as discussed below. Notes aggregating $3.9 billion are at floating interest rates and the remainder are at fixed rates. ILFC enters into swap transactions to manage its effective borrowing rates with respect to these notes.
     On October 13, 2009, ILFC entered into two term loan agreements (the Term Loans) with AIG Funding comprised of a new $2.0 billion credit agreement and a $1.7 billion amended and restated credit agreement. Both Term Loans mature on September 13, 2013 and currently bear interest at 3-month LIBOR plus 6.025%. The Term Loans are due in full at maturity with no scheduled amortization. On December 4, 2009, the new $2.0 billion credit agreement was increased to $2.2 billion. The funds for the Term Loans were provided to AIG Funding through the FRBNY Credit Facility. In order to receive the FRBNY’s consent to the Term Loans, ILFC entered into agreements to guarantee the repayment of AIG’s obligations under the FRBNY Credit Agreement up to an amount equal to the aggregate outstanding balance of the Term Loans.
     ILFC currently has limited access to its traditional sources of financing, and has limited access to long-term financing through the public debt markets. ILFC had the capacity under its present facilities and indentures to enter into secured financing of approximately $4.7 billion (or more through subsidiaries that qualify as non-restricted subsidiaries under ILFC’s indentures, subject to the receipt of any required consents under the FRBNY Credit Facility and under its bank facilities and terms loans). However, as a result of the Term Loans, ILFC’s available capacity under its present facilities and indentures to enter into secured financing was approximately $800 million at February 17, 2010.
     As a well-known seasoned issuer, ILFC has an effective shelf registration statement with the SEC. At December 31, 2009, no debt securities had been issued under this registration statement. In addition, ILFC has a Euro medium-term note program for $7.0 billion, under which $1.9 billion in notes were outstanding at December 31, 2009. Notes issued under the Euro medium-term note program are included in ILFC notes and bonds payable in the preceding table of borrowings. ILFC has substantially eliminated the currency exposure arising from foreign currency denominated notes by hedging the note exposure through swaps.
     (ii) Junior subordinated debt: In December 2005, ILFC issued two tranches of junior subordinated debt totaling $1.0 billion to underlie trust preferred securities issued by a trust sponsored by ILFC. The $600 million tranche has a
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
call date of December 21, 2010 and the $400 million tranche has a call date of December 21, 2015. Both tranches mature on December 21, 2065. The $600 million tranche has a fixed interest rate of 5.90 percent for the first five years. The $400 million tranche has a fixed interest rate of 6.25 percent for the first ten years. Both tranches have interest rate adjustments if the call option is not exercised based on a floating quarterly reset rate equal to the initial credit spread plus the highest of (i) 3-month LIBOR, (ii) 10-year constant maturity treasury and (iii) 30-year constant maturity treasury.
     (iii) Export credit facility: ILFC has a $4.3 billion 1999 Export Credit Facility (1999 ECA Facility) that was used in connection with the purchase of 62 Airbus aircraft delivered through 2001. This facility is guaranteed by various European Export Credit Agencies. The interest rate varies from 5.78 percent to 5.86 percent on these amortizing ten-year borrowings depending on the delivery date of the aircraft. At December 31, 2009, ILFC had 32 loans with a remaining principal balance of $146 million outstanding under this facility. At December 31, 2009, the net book value of the related aircraft was $1.8 billion. At December 31, 2008, the interest rate varied from 5.75 percent to 5.86 percent on these amortizing ten-year borrowings, depending on the delivery date of the aircraft. At December 31, 2008, ILFC had 58 loans with a remaining principal balance of $365 million outstanding under this facility. The net book value of the related aircraft was $2.3 billion. The debt is collateralized by a pledge of the shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility.
     ILFC has a similarly structured 2004 Export Credit Facility (2004 ECA Facility), which was amended in May 2009 to allow ILFC to borrow up to a maximum of $4.6 billion to fund the purchase of Airbus aircraft delivered through June 30, 2010. The facility becomes available as the various European Export Credit Agencies provide their guarantees for aircraft based on a forward-looking calendar, and the interest rate is determined through a bid process. The interest rates are either LIBOR based with spreads ranging from (0.04) percent to 2.25 percent or at fixed rates ranging from 4.20 percent to 4.71 percent. At December 31, 2009, ILFC had financed 66 aircraft using approximately $4.0 billion under this facility and approximately $2.9 billion was outstanding. At December 31, 2008, ILFC had financed 41 aircraft using approximately $2.8 billion under this facility and approximately $2.1 billion was outstanding. At December 31, 2009, the interest rate of the loans outstanding ranged from 0.45 percent to 4.71 percent. At December 31, 2008, the interest rate of the loans outstanding ranged from 2.51 percent to 4.71 percent. The debt is collateralized by a pledge of shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility. At December 31, 2009, the net book value of the related aircraft was $4.0 billion. At December 31, 2008, the net book value of the related aircraft was $2.9 billion. Borrowings with respect to these facilities are included in ILFC’s notes and bonds payable in the preceding table of borrowings.
     Under these Export Credit Facilities, ILFC is required to segregate deposits, maintenance reserves and rental payments received for the financed aircraft into separate accounts, controlled by the trustee of the Export Credit Facilities, in connection with certain credit rating downgrades. At December 31, 2009, ILFC had segregated approximately $315 million of deposits, maintenance reserves and rental payments received. Segregated rental payments are used to pay principal and interest on the ECA facilities as it becomes due. Funds required to be segregated under the facility agreements fluctuate with changes in deposits, maintenance reserves, rental payments received and debt maturities related to the aircraft funded under the facilities.
     (iv) Bank financings: From time to time, ILFC enters into various bank financings. At December 31, 2009, the total funded amount of ILFC’s bank financings was $5.1 billion, which includes $4.5 billion of revolving credit facilities. The fundings mature through February 2012. The interest rates are LIBOR-based, with spreads ranging from 0.25 percent to 0.40 percent. At December 31, 2009, the interest rates ranged from 0.55 percent to 0.93 percent. On October 15, 2009, ILFC repaid a $2.0 billion tranche of the revolving credit facilities when it matured, using proceeds from the Term Loans described above.
     AIG does not guarantee any of the debt obligations of ILFC.
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AGF
     (i) Notes and bonds payable: AGF’s notes and bonds payable have maturity dates ranging from 2010 to 2031 at interest rates ranging from 0.31 percent to 9.00 percent. To the extent considered appropriate, AGF has entered into swap transactions to manage its effective borrowing rates with respect to these notes and bonds.
     (ii) Junior subordinated debt: AGF’s junior subordinated debentures mature in January 2067. The debentures underlie a series of trust preferred securities sold by a trust sponsored by AGF in a Rule 144A/Regulation S offering. AGF can redeem the debentures at par beginning in January 2017.
     AIG does not guarantee any of the debt obligations of AGF but has provided a capital support agreement for the benefit of AGF’s lenders under AGF’s one-year term loans (previously, a 364-day syndicated facility). Under this support agreement, AIG has agreed to cause AIG’s wholly-owned subsidiary, American General Finance Corporation to maintain (1) consolidated net worth of $2.2 billion and (2) an adjusted tangible leverage ratio of less than or equal to 8 to 1 at the end of each fiscal quarter. This support agreement benefits only the lenders under the AGF 364-day syndicated facility and does not benefit, and is not enforceable by, any of the other creditors of AGF. This support agreement continued for the benefit of AGF’s lenders upon the conversion of the facility borrowings into one-year term loans in July 2009.
     Both ILFC and AGF have drawn the full amount available under their revolving credit facilities.
Other Notes, Bonds, Loans and Mortgages Payable, consisted of the following:

At December 31, 2009	Uncollateralized	Collateralized
	Notes/Bonds/Loans	Loans and
(in millions)	Payable	Mortgages Payable

AIGCFG	$216	$-
AIG	438	-
Other subsidiaries	153	142

Total	$807	$142

Commercial Paper Funding Facility
     AIG is participating in the CPFF. Borrowings from the CPFF include $2.7 billion and $2.0 billion for AIGFP (through Curzon Funding LLC, AIGFP’s asset-backed commerical paper conduit) and AIG Funding, respectively, at December 31, 2009 and $6.8 billion, $6.6 billion and $1.7 billion, respectively, for AIGFP (through Curzon Funding LLC), AIG Funding and ILFC, respectively, at December 31, 2008. The weighted average interest rate on CPFF borrowings was 2.82 percent and 3.20 percent at December 31, 2009 and 2008, respectively.
15. Commitments, Contingencies and Guarantees
     In the normal course of business, various commitments and contingent liabilities are entered into by AIG and certain of its subsidiaries. In addition, AIG guarantees various obligations of certain subsidiaries.
     Although AIG cannot currently quantify its ultimate liability for unresolved litigation and investigation matters including those referred to below, it is possible that such liability could have a material adverse effect on AIG’s consolidated financial condition or its consolidated results of operations or consolidated cash flows for an individual reporting period.
(a) Litigation and Investigations
     Litigation Arising from Operations. AIG and its subsidiaries, in common with the insurance and financial services industries in general, are subject to litigation, including claims for punitive damages, in the normal course of their business. In AIG’s insurance operations (including UGC), litigation arising from claims settlement activities is generally considered in the establishment of AIG’s Liability for unpaid claims and claims adjustment expense.
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
However, the potential for increasing jury awards and settlements makes it difficult to assess the ultimate outcome of such litigation.
     Various federal, state and foreign regulatory and governmental agencies are reviewing certain public disclosures, transactions and practices of AIG and its subsidiaries in connection with, among other matters, AIG’s liquidity problems, payments by AIG subsidiaries to non-U.S. persons and industry-wide and other inquiries including matters relating to compensation paid to AIGFP employees and payments made to AIGFP counterparties. These reviews include ongoing investigations by the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Justice (DOJ) with respect to the valuation of AIGFP’s multi-sector CDO super senior credit default swap portfolio under fair value accounting rules, and the adequacy of AIG’s enterprise risk management processes with respect to AIG’s exposure to the U.S. residential mortgage market, and disclosures relating thereto. There is also an investigation by the U.K. Serious Fraud Office and inquiries by the U.K. Financial Services Authority with respect to the U.K. operations of AIGFP. AIG has cooperated, and will continue to cooperate, in producing documents and other information in response to subpoenas and other requests.
     In connection with certain SEC investigations, AIG understands that some of its employees have received Wells notices and it is possible that additional current and former employees could receive similar notices in the future. Under SEC procedures, a Wells notice is an indication that the SEC staff has made a preliminary decision to recommend enforcement action that provides recipients with an opportunity to respond to the SEC staff before a formal recommendation is finalized.
Litigation Relating to AIG’s Subprime Exposure and AIGFP’s Employee Retention Plan
     Securities Actions — Southern District of New York. Between May 21, 2008 and January 15, 2009, eight purported securities class action complaints were filed against AIG and certain of its current and former officers and directors, AIG’s outside auditors, and the underwriters of various securities offerings in the United States District Court for the Southern District of New York (the Southern District of New York), alleging claims under the Exchange Act or claims under the Securities Act of 1933 (the Securities Act). On March 20, 2009, the Court consolidated all eight of the purported securities class actions as In re American International Group, Inc. 2008 Securities Litigation (the Consolidated 2008 Securities Litigation) and appointed the State of Michigan Retirement Systems as lead plaintiff.
     On May 19, 2009, lead plaintiff in the Consolidated 2008 Securities Litigation filed a consolidated complaint on behalf of purchasers of AIG stock during the alleged class period of March 16, 2006 through September 16, 2008, and on behalf of purchasers of various AIG securities offered pursuant to three shelf registration statements filed on June 12, 2003, June 12, 2007, and May 12, 2008. The consolidated complaint alleges that defendants made statements during the class period in press releases, AIG’s quarterly and year-end filings, during conference calls, and in various registration statements and prospectuses in connection with the various offerings that were materially false and misleading and that artificially inflated the price of AIG’s stock. The alleged false and misleading statements relate to, among other things, unrealized market valuation losses on AIGFP’s super senior credit default swap portfolio as a result of severe credit market disruption and AIG’s securities lending program. The consolidated complaint alleges violations of Sections 10(b) and 20(a) of the Exchange Act and Sections 11, 12(a)(2), and 15 of the Securities Act. On August 5, 2009, defendants filed motions to dismiss the consolidated complaint.
     On February 27, 2009, AIG’s former Chairman and Chief Executive Officer, Maurice R. Greenberg, filed a complaint in the Southern District of New York against AIG and certain of its current and former officers and directors. The complaint was amended on May 19, 2009 and asserts violations of Sections 10(b) and 20(a) of the Exchange Act and a state common law fraud claim with respect to his alleged election in December 2007 to receive certain AIG shares from a deferred compensation program, and based generally on the same allegations as in the securities class actions described above (the Greenberg securities action). On August 5, 2009, defendants filed motions to dismiss the amended complaint. On November 25, 2009, AIG announced that AIG, on the one hand, and Greenberg, Smith, C.V. Starr & Company, Inc. (C.V. Starr) and Starr International Company, Inc. (SICO), on the other hand (the Starr Parties), had entered into a settlement agreement, and a memorandum of understanding was signed by the parties (AIG/Greenberg MOU). The AIG/Greenberg MOU provides, among other things, that
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Greenberg will undertake to dismiss the Greenberg securities action with prejudice. On February 5, 2010, a stipulation of voluntary dismissal with prejudice was filed.
     ERISA Actions — Southern District of New York. Between June 25, 2008, and November 25, 2008, AIG, certain of its executive officers and directors, and members of AIG’s Retirement Board and Investment Committee were named as defendants in eight purported class action complaints asserting claims on behalf of participants in certain pension plans sponsored by AIG or its subsidiaries. On March 19, 2009, the Court consolidated these eight actions as In re American International Group, Inc. ERISA Litigation II, and appointed interim lead plaintiffs’ counsel. On June 26, 2009, lead plaintiffs’ counsel filed a consolidated amended complaint. The action purports to be brought as a class action under the Employee Retirement Income Security Act of 1974, as amended (ERISA), on behalf of all participants in or beneficiaries of the AIG Incentive Savings Plan, American General Agents’ and Managers’ Thrift Plan, and the CommoLoCo Thrift Plan (the Plans) during the period June 15, 2007 through the present and whose participant accounts included shares of AIG’s Common Stock. In the consolidated amended complaint, plaintiffs allege, among other things, that the defendants breached their fiduciary responsibilities to Plan participants and their beneficiaries under ERISA, by continuing to offer the AIG Stock Fund as an investment option in the Plans after it allegedly became imprudent to do so. The alleged ERISA violations relate to, among other things, the defendants’ purported failure to monitor and/or disclose unrealized market valuation losses on AIGFP’s super senior credit default swap portfolio as a result of severe credit market disruption. On September 18, 2009, defendants filed motions to dismiss the consolidated amended complaint, and that motion is pending.
     Derivative Action — Southern District of New York. On November 20, 2007, two purported shareholder derivative actions were filed in the Southern District of New York naming as defendants directors and officers of AIG and its subsidiaries and asserting claims on behalf of nominal defendant AIG. The actions were consolidated as In re American International Group, Inc. 2007 Derivative Litigation (the Consolidated 2007 Derivative Litigation). The factual allegations involve AIG’s exposure to the U.S. residential subprime mortgage market (Subprime Exposure) and are generally the same as those alleged in the Consolidated 2008 Securities Litigation. On August 6, 2008, a third purported shareholder derivative action was filed in the Southern District of New York asserting claims on behalf of AIG based generally on the same allegations as in the Consolidated 2007 Derivative Litigation. On February 11, 2009, the Court approved a stipulation consolidating the derivative action filed on August 6, 2008 with the Consolidated 2007 Derivative Litigation. On June 3, 2009, lead plaintiff filed a consolidated amended complaint naming additional directors and officers of AIG and its subsidiaries as defendants, adding allegations concerning AIGFP employee retention payments, and asserting claims on behalf of nominal defendant AIG for breach of fiduciary duty, waste of corporate assets, unjust enrichment, contribution and violations of Sections 10(b) and 20(a) of the Exchange Act. On August 5 and 26, 2009, AIG and defendants filed motions to dismiss the consolidated complaint, and that motion is pending. On September 30, 2009, plaintiff in the purported derivative action discussed below filed on April 1, 2009 in the Superior Court of the State of California, Los Angeles County moved to intervene in the Consolidated 2007 Derivative Litigation. On December 23, 2009, the Court denied the motion.
     On November 20, 2009, a stipulation was filed with the Court voluntarily dismissing the claims against two of the senior officers of AIG named as defendants, Brian T. Schreiber and Frank G. Wisner, without prejudice. The requested voluntary dismissal is not the product of a settlement between lead plaintiff and Mr. Schreiber and Mr. Wisner. Neither lead plaintiff nor lead plaintiff’s counsel has sought or received any consideration in return for this voluntary dismissal. Lead plaintiff is continuing to pursue the action against all remaining defendants in the case. By order of the Court on January 21, 2010, notice of this voluntary dismissal without prejudice of Mr. Schreiber and Mr. Wisner is hereby given to AIG’s shareholders, and any shareholder objecting to the voluntary dismissal without prejudice of Mr. Schreiber and Mr. Wisner must file with the Court in In re American International Group, Inc. 2007 Derivative Litigation, Case No. 07 CV 10464 (LTS), United States District Court for the Southern District of New York, Daniel Patrick Moynihan United States Courthouse, 500 Pearl St., New York, NY 10007-1312, and serve on counsel for the parties at derivativelitigation@aig.com any objections to the proposed dismissal within 30 days of the filing of this Form 10-K, i.e., by March 28, 2010.
295            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Derivative and Class Action — Central District of California. On March 26, 2009, a purported shareholder derivative and class action complaint was filed in the United States District Court for the Central District of California purporting to assert derivative claims on behalf of nominal defendant AIG and its shareholders against certain officers and directors of AIG and its subsidiaries, and class claims against AIG and certain officers and directors of AIG and its subsidiaries. The claims relate to AIG’s Subprime Exposure and AIGFP employee retention payments. The complaint alleges claims for breach of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment and violations of Section 14(e) of the Securities Exchange Act of 1934. On June 5, 2009, the Court ordered the action transferred to the Southern District of New York. On December 18, 2009, the action was consolidated into the Consolidated 2007 Derivative Litigation and dismissed without prejudice to the pursuit of claims in the Consolidated 2007 Derivative Litigation.
     Derivative Action — Supreme Court of New York, Nassau County. On February 29, 2008, a purported shareholder derivative complaint was filed in the Supreme Court of Nassau County naming as defendants certain directors and officers of AIG and its subsidiaries concerning AIG’s Subprime Exposure. Plaintiff asserts claims on behalf of nominal defendant AIG for breach of fiduciary duty, waste of corporate assets, and unjust enrichment in connection with AIG’s public disclosures regarding its Subprime Exposure. On May 19, 2008, defendants filed a motion to dismiss or to stay the proceedings in light of the pending Consolidated 2007 Derivative Litigation. On March 9, 2009, the Court granted defendants’ motion to stay the action.
     Derivative Action — Supreme Court of New York, New York County. On March 20, 2009, a purported shareholder derivative complaint was filed in the Supreme Court of New York County naming as defendants certain directors and officers of AIG and recipients of AIGFP retention payments. Plaintiffs assert claims on behalf of nominal defendant AIG concerning AIGFP retention payments. Plaintiff alleges claims for breach of fiduciary duty, waste of corporate assets and rescission and constructive trust.
     Derivative Actions — Delaware Court of Chancery. On September 17, 2008, a purported shareholder derivative complaint was filed in the Delaware Court of Chancery naming as defendants certain directors and officers of AIG and its subsidiaries. Plaintiff asserts claims on behalf of nominal defendant AIG for breach of fiduciary duty, waste of corporate assets, and mismanagement in connection with AIG’s public disclosures regarding its Subprime Exposure. On December 19, 2008, a motion to stay or dismiss the action in favor of the Consolidated 2007 Derivative Litigation was filed. On July 17, 2009, the Court granted defendants’ motion to stay the action.
     On January 15, 2009, a purported shareholder derivative complaint was filed in the Delaware Court of Chancery naming as defendants certain directors of AIG and Joseph Cassano, the former Chief Executive Officer of AIGFP. Plaintiff asserts claims against Mr. Cassano on behalf of nominal defendant AIGFP and AIG as the sole shareholder of AIGFP concerning AIG’s and AIGFP’s Subprime Exposure alleging breach of fiduciary duty and unjust enrichment. On July 17, 2009, plaintiff filed an amended complaint that asserts the same claims as the original complaint. On August 5, 2009, the Court entered an order staying the action pending disposition of the motions to dismiss of the Consolidated 2007 Derivative Litigation.
     Derivative Actions — Superior Court for the State of California, Los Angeles County. On April 1, 2009, a purported shareholder derivative complaint was filed in the Superior Court for the State of California, Los Angeles County, asserting claims on behalf of nominal defendant AIG against certain officers and directors of AIG. The complaint asserts claims for waste of corporate assets, breach of fiduciary duty, abuse of control, and unjust enrichment and constructive trust in connection with defendants’ approval of bonuses and retention payments. On May 29, 2009, defendants moved to stay or dismiss the action in favor of the Consolidated 2007 Derivative Litigation and to quash service of summons due to lack of personal jurisdiction over certain individual defendants. On August 27, 2009, the Court granted defendants’ motion to stay the action.
     On November 20, 2009, a purported shareholder derivative complaint was filed in the Superior Court for the State of California, Los Angeles County, naming as defendants certain former and present directors and officers of AIG and its subsidiaries. Plaintiff asserts claims on behalf of nominal defendant AIG concerning AIG’s Subprime Exposure alleging breach of fiduciary duty, waste of corporate assets, and mismanagement. On November 24, 2009, an
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amended complaint was filed asserting the same claims. On February 4, 2010, the parties filed a stipulation staying the action in favor of the Consolidated 2007 Derivative Litigation. On February 9, 2010, the Court signed a stipulation staying this action pending resolution of the Consolidated 2007 Derivative Litigation.
     Action by the Starr Foundation — Supreme Court of New York. On May 7, 2008, the Starr Foundation filed a complaint in New York State Supreme Court against AIG, AIG’s former Chief Executive Officer, Martin Sullivan, and AIG’s former Chief Financial Officer, Steven Bensinger, asserting a claim for common law fraud. The complaint alleges that the defendants made materially misleading statements and omissions concerning alleged multi-billion dollar losses in AIG’s portfolio of credit default swaps. The complaint asserts that if the Starr Foundation had known the truth about the alleged losses, it would have sold its remaining shares of AIG Common Stock and alleges that the Starr Foundation has suffered damages of at least $300 million. On May 30, 2008, a motion to dismiss the complaint was filed on behalf of defendants. After a hearing, the complaint was dismissed. On December 23, 2008, plaintiff filed a notice of appeal and a decision on the appeal is pending. Under the AIG/Greenberg MOU, SICO agreed to indemnify AIG for any amounts paid by AIG to the Starr Foundation as damages or settlement amounts in this action, and for reasonable legal fees and expenses incurred in defending this action after the date of the AIG/Greenberg MOU.
     Canadian Securities Class Action — Ontario Superior Court of Justice. On November 13, 2008, an application was filed in the Ontario Superior Court of Justice for leave to bring a purported securities fraud class action against AIG, AIGFP, certain of AIG’s current and former officers and directors, and the former Chief Executive Officer of AIGFP. If the Court grants the application, a class plaintiff will be permitted to file a statement of claim against AIG. The proposed statement of claim would assert a class period of November 10, 2006 through September 16, 2008 (later amended to March 16, 2006 through September 16, 2008), and would allege that during this period defendants made false and misleading statements and omissions in quarterly and annual reports and during oral presentations in violation of the Ontario Securities Act. On April 17, 2009, defendants filed a motion record in support of their motion to stay or dismiss for lack of jurisdiction and forum non conveniens. On May 29, 2009, the applicant filed responding affidavits and an amended draft statement of claim. The factual allegations are generally the same as those alleged in the Consolidated 2008 Securities Litigation. On November 20 and 30, and December 4, 2009, defendants filed briefs in support of their motions to dismiss, and those motions are pending.
     Panama Action — Tribunal del Circuito Civil, Panama City, Panama. On February 26, 2009, SICO sought permission to file a complaint in Panamanian Court against AIG. In the complaint, SICO alleges that AIG intentionally concealed from its shareholders, including SICO, its unstable financial situation and risk of losses, which ultimately resulted in losses to the value of SICO’s shares of AIG Common Stock. On August 12, 2009, AIG filed a motion to dismiss the complaint and a motion for correction of the complaint. On August 13, 2009, AIG filed a motion with the Panama Supreme Court challenging on constitutional grounds a motion by SICO to amend the complaint. Under the AIG/Greenberg MOU, SICO agreed to undertake to dismiss this action with prejudice. On February 10, 2010, the parties filed a joint request to dismiss the case, which is subject to Court approval.
     Litigation Matter Relating to AIGFP. On September 30, 2009, Brookfield Asset Management, Inc. and Brysons International, Ltd. (together, “Brookfield”) filed a complaint against AIG and AIGFP in the Southern District of New York. Brookfield seeks a declaration that a 1990 interest rate swap agreement between Brookfield and AIGFP (guaranteed by AIG) terminated upon the occurrence of certain alleged events that Brookfield contends constituted defaults under the swap agreement’s standard “bankruptcy” default provision. Brookfield claims that it is excused from all future payment obligations under the swap agreement on the basis of the purported termination. At December 31, 2009, the estimated present value of expected future cash flows discounted at LIBOR was $1.2 billion. It is AIG’s position that no termination event has occurred and that the swap agreement remains in effect. A determination that AIG triggered a “bankruptcy event of default” under the swap agreement could, depending on the Court’s precise holding, affect other AIG or AIGFP agreements that contain the same or similar default provisions. Such a determination could also affect derivative agreements or other contracts between third parties, such as credit default swaps under which AIG is a reference credit, which could affect the trading price of AIG securities. On December 17, 2009 defendants filed a motion to dismiss, and that motion is pending.
297            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
2006 Regulatory Settlements and Related Matters
     2006 Regulatory Settlements. In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance (DOI). AIG recorded an after-tax charge of $1.15 billion relating to these settlements in the fourth quarter of 2005. The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers’ compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.
     As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. Amounts held in escrow totaling approximately $338 million, including interest thereon, are included in Other assets at December 31, 2009. At that date, all of the funds were escrowed for settlement of claims resulting from the underpayment by AIG of its residual market assessments for workers’ compensation.
     In addition to the escrowed funds, $800 million was deposited into a fund under the supervision of the SEC as part of the settlements to be available to resolve claims asserted against AIG by investors, including the securities class action shareholder lawsuits described below. On April 14, 2008, the Court overseeing the Fair Fund approved a plan for distribution of monies in the fund, and on May 18, 2009 ordered that the Distribution Agent was authorized to commence distribution of Fair Fund monies to approved eligible claimants.
     Also, as part of the settlements, AIG agreed to retain, for a period of three years, an independent consultant to conduct a review that included, among other things, the adequacy of AIG’s internal control over financial reporting, the policies, procedures and effectiveness of AIG’s regulatory, compliance and legal functions and the remediation plan that AIG has implemented as a result of its own internal review.
     Other Regulatory Settlements. AIG’s 2006 regulatory settlements with the SEC, DOJ, NYAG and DOI did not resolve investigations by regulators from other states into insurance brokerage practices. AIG entered into agreements effective January 29, 2008 with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia; the Commonwealths of Massachusetts and Pennsylvania; and the District of Columbia; as well as the Florida Department of Financial Services and the Florida Office of Insurance Regulation, relating to their respective industry-wide investigations into producer compensation and insurance placement practices. The settlements call for total payments of $12.5 million to be allocated among the ten jurisdictions representing restitution to state agencies and reimbursement of the costs of the investigation. During the term of the settlement agreements, which run through early 2018, AIG will continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. AIG will also continue to cooperate with the industry-wide investigations. The agreement with the Texas Attorney General also settles allegations of anticompetitive conduct relating to AIG’s relationship with Allied World Assurance Company and includes an additional settlement payment of $500,000 related thereto.
     AIG entered into an agreement effective March 13, 2008 with the Pennsylvania Insurance Department relating to the Department’s investigation into the affairs of AIG and certain of its Pennsylvania-domiciled insurance company subsidiaries. The settlement calls for total payments of approximately $13.5 million, of which approximately $4.4 million was paid under previous settlement agreements. During the term of the settlement agreement, which runs for a period of three years from May 1, 2008, AIG will provide annual reinsurance reports, as well as maintain certain producer compensation disclosure and ongoing compliance initiatives.
     NAIC Examination of Workers’ Compensation Premium Reporting. During 2006, the Settlement Review Working Group of the National Association of Insurance Commissioners (NAIC), under the direction of the states of Indiana,
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Minnesota and Rhode Island, began an investigation into AIG’s reporting of workers’ compensation premiums. In late 2007, the Settlement Review Working Group recommended that a multi-state targeted market conduct examination focusing on workers’ compensation insurance be commenced under the direction of the NAIC’s Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania, and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG’s writing and reporting of workers’ compensation insurance prior to 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. AIG has been advised by the lead states that to date no determinations have been made with respect to these issues, and AIG cannot predict either the outcome of the investigation or provide any assurance regarding regulatory action that may result from the investigation.
     Securities Action — Southern District of New York. Beginning in October 2004, a number of putative securities fraud class action suits were filed in the Southern District of New York against AIG and consolidated as In re American International Group, Inc. Securities Litigation. Subsequently, a separate, though similar, securities fraud action was also brought against AIG by certain Florida pension funds. The lead plaintiff in the class action is a group of public retirement systems and pension funds benefiting Ohio state employees, suing on behalf of themselves and all purchasers of AIG’s publicly traded securities between October 28, 1999 and April 1, 2005. The named defendants are AIG and a number of present and former AIG officers and directors, as well as Starr, SICO, General Reinsurance Corporation (General Re), and PricewaterhouseCoopers LLP (PwC), among others. The lead plaintiff alleges, among other things, that AIG: (1) concealed that it engaged in anti-competitive conduct through alleged payment of contingent commissions to brokers and participation in illegal bid-rigging; (2) concealed that it used “income smoothing” products and other techniques to inflate its earnings; (3) concealed that it marketed and sold “income smoothing” insurance products to other companies; and (4) misled investors about the scope of government investigations. In addition, the lead plaintiff alleges that AIG’s former Chief Executive Officer, Maurice R. Greenberg, manipulated AIG’s stock price. The lead plaintiff asserts claims for violations of Sections 11 and 15 of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder, Section 20(a) of the Exchange Act, and Section 20A of the Exchange Act. In April 2006, the Court denied the defendants’ motions to dismiss the second amended class action complaint and the Florida complaint. In December 2006, a third amended class action complaint was filed, which does not differ substantially from the prior complaint. Fact discovery is currently ongoing. On February 20, 2008, the lead plaintiff filed a motion for class certification. In October 2009, the lead plaintiff advised the Court that it had entered into a settlement agreement with Maurice R. Greenberg, Howard I. Smith, Christian M. Milton, Michael J. Castelli, SICO and Starr. At the lead plaintiff’s request, the Court has entered an order dismissing all of the lead plaintiff’s claims against these defendants “without prejudice” to any party. The lead plaintiff has also voluntarily dismissed Frank Hoenemeyer, L. Michael Murphy, and Richmond Insurance Company, Ltd. On February 22, 2010, the Court issued an opinion granting, in part, lead plaintiffs’ motion for class certification. The Court rejected lead plaintiffs’ request to include in the class purchasers of certain AIG bonds on the grounds that (a) lead plaintiffs lack standing to pursue claims pursuant to the Securities Act with respect to such bonds, and (b) lead plaintiffs had failed to establish that common issues predominate over individual issues with regard to claims under the Securities Exchange Act relating to AIG bonds. On that basis the Court declined to certify a class with respect to Counts I through IV of the Complaint and dismissed those claims for lack of standing. With respect the remaining claims under the Securities Exchange Act on behalf of putative class members who had purchased AIG Common Stock, the Court declined to certify a class as to certain defendants other than AIG and rejected lead plaintiffs’ claims that class members could establish injury based on disclosures on two of the six dates lead plaintiffs had proposed, but certified a class consisting of all shareholders who purchased or otherwise acquired AIG Common Stock during the class period of October 28, 1999 to April 1, 2005, and who possessed that stock over one or more of the dates October 14, 2004, October 15, 2004, March 17, 2005 or April 1, 2005, as well as persons who held AIG Common Stock in two companies at the time they were acquired by AIG in exchange for AIG Common Stock, and were allegedly damaged thereby.
299            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Derivative Action — Southern District of New York. Between October 25, 2004 and July 14, 2005, seven separate derivative actions were filed in the Southern District of New York, five of which were consolidated into a single action (the New York 2004/2005 Derivative Litigation). The complaint in this action contains nearly the same types of allegations made in the securities fraud action described above. The named defendants include current and former officers and directors of AIG, as well as Marsh & McLennan Companies, Inc. (Marsh), SICO, Starr, ACE Limited and subsidiaries (Ace), General Re, PwC, and certain employees or officers of these entity defendants. Plaintiffs assert claims for breach of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment, insider selling, auditor breach of contract, auditor professional negligence and disgorgement from AIG’s former Chief Executive Officer, Maurice R. Greenberg, and former Chief Financial Officer, Howard I. Smith, of incentive-based compensation and AIG share proceeds under Section 304 of the Sarbanes-Oxley Act, among others. Plaintiffs seek, among other things, compensatory damages, corporate governance reforms, and a voiding of the election of certain AIG directors. AIG’s Board of Directors has appointed a special committee of independent directors (Special Committee) to review the matters asserted in the operative consolidated derivative complaint. The Court has entered an order staying this action pending resolution of the Delaware 2004/2005 Derivative Litigation discussed below. The Court also has entered an order that termination of certain named defendants from the Delaware action applies to this action without further order of the Court. On February 26, 2009, the Court dismissed those AIG officer and director defendants against whom the shareholder plaintiffs in the Delaware action had not pursued claims. It is AIG’s position that the terms of the AIG/Greenberg MOU do not require dismissal of the derivative claims against Greenberg, Smith and SICO in the New York 2004/2005 Derivative Litigation. The Starr Parties have taken the opposite position.
     Derivative Actions — Delaware Chancery Court. From October 2004 to April 2005, AIG shareholders filed five derivative complaints in the Delaware Chancery Court. All of these derivative lawsuits were consolidated into a single action as In re American International Group, Inc. Consolidated Derivative Litigation (the Delaware 2004/2005 Derivative Litigation). The amended consolidated complaint named 43 defendants (not including nominal defendant AIG) who, as in the New York 2004/2005 Derivative Litigation, were current and former officers and directors of AIG, as well as other entities and certain of their current and former employees and directors. The factual allegations, legal claims and relief sought in this action are similar to those alleged in the New York 2004/2005 Derivative Litigation, except that the claims are only under state law. In early 2007, the Court approved an agreement that AIG be realigned as plaintiff, and, on June 13, 2007, acting on the direction of the Special Committee, AIG filed an amended complaint against former directors and officers Maurice R. Greenberg and Howard I. Smith, alleging breach of fiduciary duty and indemnification. Also on June 13, 2007, the Special Committee filed a motion to terminate the litigation as to certain defendants, while taking no action as to others. Defendants Greenberg and Smith filed answers to AIG’s complaint and brought third-party complaints against certain current and former AIG directors and officers, PwC and Regulatory Insurance Services, Inc. On September 28, 2007, AIG and the shareholder plaintiffs filed a combined amended complaint in which AIG continued to assert claims against defendants Greenberg and Smith and took no position as to the claims asserted by the shareholder plaintiffs in the remainder of the combined amended complaint. In that pleading, the shareholder plaintiffs are no longer pursuing claims against certain AIG officers and directors. On February 12, 2008, the Court granted AIG’s motion to stay discovery pending the resolution of claims against AIG in the New York consolidated securities action. On April 11, 2008, the shareholder plaintiffs filed the First Amended Combined Complaint, which added claims against former AIG directors and officers Maurice Greenberg, Edward Matthews, and Thomas Tizzio for breach of fiduciary duty based on alleged bid-rigging in the municipal derivatives market. On June 13, 2008, certain defendants filed motions to dismiss the shareholder plaintiffs’ portions of the complaint. On February 10, 2009, the Court denied the motions to dismiss filed by Maurice Greenberg, Edward Matthews, and Thomas Tizzio; granted the motion to dismiss filed by PwC without prejudice; and granted the motion to dismiss filed by certain former employees of AIG without prejudice for lack of personal jurisdiction. On March 6, 2009, the Court granted an Order of Dismissal, Notice and Order of Voluntary Dismissal and Stipulation and Order of Dismissal to dismiss those individual defendants who were similarly situated to the individuals dismissed by the Court for lack of personal jurisdiction. On March 12, 2009, Defendant Greenberg filed his verified answer to AIG’s complaint; cross-claims against Marsh, ACE, General Re, and Thomas Tizzio; and a third-party complaint
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
against certain current and former AIG directors and officers, as well as INS Regulatory Insurance Services, Inc. Defendant Smith has also filed his answer to AIG’s complaint, which was amended on July 9, 2009 to add cross-claims against Thomas Tizzio and third-party claims against certain current and former AIG directors and officers, as well as INS Regulatory Insurance Services, Inc. On June 17, 2009, the Court issued an opinion granting the motions to dismiss filed by General Re, Marsh, ACE, and Susan Rivera. On July 13, 2009 and July 17, 2009, the Court entered final judgments in favor of PwC, General Re, Marsh, ACE, and Susan Rivera. Shortly thereafter, the shareholder plaintiffs filed separate appeals: one addressing the dismissal of PwC, and the other addressing the dismissals of ACE, General Re, and Marsh. Their opening briefs were filed on September 24, 2009. By November 12, 2009, those appeals were fully briefed. Under the AIG/Greenberg MOU, AIG agreed to undertake to dismiss its direct claims against Greenberg and Smith in the Delaware 2004/2005 Derivative Litigation with prejudice. On November 27, 2009, counsel for the shareholder plaintiffs filed a motion for a temporary restraining order enjoining AIG from proceeding with its November 25, 2009 settlement with Greenberg. AIG opposed the motion on the ground, among other things, that the AIG/Greenberg MOU did not extinguish the shareholder plaintiffs’ derivative claims. On November 30, 2009, counsel for the shareholder plaintiffs wrote to the Court and stated that “there appears to be nothing to enjoin” because the AIG/Greenberg MOU was the final, operative settlement agreement, and noted that the shareholder plaintiffs may request declaratory relief regarding the impact of the AIG/Greenberg MOU at a subsequent time. On February 5, 2010, AIG, Greenberg and Smith submitted a stipulation to the Court dismissing AIG’s direct claims against Greenberg and Smith. The Starr Parties have taken the position that the AIG/Greenberg MOU also releases certain of the derivative claims being pursued by the shareholder plaintiffs. AIG has taken the opposite position.
     AIG was also named as a defendant in a derivative action in the Delaware Chancery Court brought by shareholders of Marsh. On July 10, 2008, shareholder plaintiffs filed a second consolidated amended complaint, which contains claims against AIG for aiding and abetting a breach of fiduciary duty and contribution and indemnification in connection with alleged bid-rigging and steering practices in the commercial insurance market that are the subject of the Policyholder Antitrust and Racketeering Influenced and Corrupt Organizations Act (RICO) Actions described below. On November 10, 2008, AIG and certain defendants filed motions to dismiss the shareholder plaintiffs’ portions of the complaint. On June 17, 2009, the Court dismissed the claims against AIG, Maurice R. Greenberg, and Zachary Carter with prejudice and denied the motions to dismiss filed by the remaining defendants. Final judgment was entered on June 19, 2009. The Court granted a motion by AIG for entry of final judgment under Rule 54(b), and entered final judgment dismissing AIG and Maurice R. Greenberg on September 2, 2009. The shareholder plaintiffs filed their notice of appeal on October 1, 2009. AIG moved to consolidate the appeal with the appeal of the dismissal of ACE, General Re, and Marsh in the Delaware 2004/2005 Derivative Litigation. The shareholders of Marsh moved to stay this appeal pending the decision in the appeal of the dismissal of ACE, General Re, and Marsh in the Delaware 2004/2005 Derivative Litigation. On November 10, 2009, the Delaware Supreme Court granted AIG’s motion to consolidate the appeals for the purposes of oral argument and denied the Marsh shareholders’ motion to stay. The shareholders of Marsh filed their opening brief on November 16, 2009. The appeal has been fully briefed, and oral argument was held before a three-judge panel of the Delaware Supreme Court on February 17, 2010. On February 22, 2010, the Court issued an order notifying the parties that the appeal would be heard by the Court en banc. The argument before the en banc court has not been scheduled.
     Derivative Action — Supreme Court of New York. On February 11, 2009, shareholder plaintiffs in the Delaware 2004/2005 Derivative Litigation filed a derivative complaint in the Supreme Court of New York against the individual defendants who moved to dismiss the complaint in the Delaware 2004/2005 Derivative Litigation on personal jurisdiction grounds. The defendants include current and former officers and employees of AIG, Marsh, and General Re; AIG is named as a nominal defendant. The complaint in this action contains similar allegations to those made in the Delaware 2004/2005 Derivative Litigation described above. Discovery in this action is stayed pending the resolution of the claims against AIG in the securities actions described above under Securities Actions — Southern District of New York. Defendants filed motions to dismiss the complaint on May 1, 2009 and have completed their briefing. The shareholder plaintiffs have reached an agreement staying discovery as well as any motions to dismiss with the General Re and Marsh defendants pending final adjudication of any claims against those parties in the Delaware 2004/2005 Derivative Litigation.
301            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Policyholder Antitrust and RICO Actions. Commencing in 2004, policyholders brought multiple federal antitrust and RICO class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal Courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (District of New Jersey) for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the Multi-district Litigation).
     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs’ behalf with a number of insurance companies named as defendants, including AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges, among other things, that defendants engaged in a widespread conspiracy to allocate customers through bid-rigging and steering practices. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys’ fees as a result of the alleged RICO and Sherman Antitrust Act violations.
     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations made in the Commercial Complaint.
     The Court, in connection with the Commercial Complaint, granted (without leave to amend) defendants’ motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the Court granted defendants’ motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008, plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument in both appeals was held on April 21, 2009.
     A number of complaints making allegations similar to those in the Multi-district Litigation have been filed against AIG and other defendants in state and federal Courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-district Litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The District Court, however, will hold a hearing on March 2, 2010 to decide whether it should suggest to the Judicial Panel on Multi-district Litigation that the remaining pending actions be remanded to their transferor Courts. On August 20, 2008, the District Court granted plaintiff’s motion to lift the stay in one tag-along matter and suggested that the case be remanded to the transferor Court, and on November 26, 2008, the Judicial Panel on Multi-district Litigation issued an order remanding the case to the transferor Court. On March 12, 2009, the transferor Court held oral argument on the insurer defendants’ motion to dismiss and granted that motion from the bench. The AIG defendants have also sought to have state Court actions making similar allegations stayed pending resolution of the Multi-district Litigation proceeding. These efforts have generally been successful, although discovery
AIG 2009 Form 10-K            302

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
has recently commenced in one case pending in Kansas state Court. Plaintiffs in another case pending in Texas state Court moved to reopen discovery, and a hearing on that motion was held on April 9, 2008. The Court subsequently issued an order deferring a ruling on the motion until a hearing was held on defendants’ special exceptions, which was held on April 3, 2009. At the April 3, 2009 hearing, the Court sustained defendants’ special exceptions and granted plaintiff leave to replead. The Court also continued the discovery stay. On July 13, 2009, plaintiff filed an amended petition. A hearing on plaintiff’s amended petition was held on November 11, 2009. AIG has settled several of the various federal and state actions alleging claims similar to those in the Multi-district Litigation, including state Court actions pending in Florida and in New Jersey in which discovery had been allowed to proceed.
     Ohio Attorney General Action — Ohio Court of Common Pleas. On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, as well as several other broker and insurer defendants, asserting violation of Ohio’s antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, and a $500-per-day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the Court denied defendants’ motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing. During a February 23, 2010 conference, the parties disclosed to the Court that AIG and the Ohio Attorney General have agreed in principle to settle the Ohio Attorney General’s claims. Under the agreement in principle, AIG would make a payment and would also continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. AIG’s payment obligation would not be material to AIG’s financial condition, results of operations or cash flows.
     Actions Relating to Workers’ Compensation Premium Reporting — Northern District of Illinois. On May 24, 2007, the National Workers’ Compensation Reinsurance Pool (the NWCRP), on behalf of its participant members, filed a lawsuit in the United States District Court for the Northern District of Illinois against AIG with respect to the underpayment by AIG of its residual market assessments for workers’ compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of AIG’s alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion. On August 6, 2007, the Court denied AIG’s motion seeking to dismiss or stay the complaint or, in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the Court denied AIG’s motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and other state law claims. The counterclaim-defendants and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued a decision and order sustaining AIG’s counterclaims and sustaining, in part, AIG’s third-party claims. The Court also dismissed certain of AIG’s third-party claims without prejudice. On April 13, 2009, third-party defendant Liberty Mutual filed third-party counterclaims against AIG, certain of its subsidiaries, and former AIG executives. On August 23, 2009, the Court granted AIG’s motion to dismiss the complaint for lack of standing. On September 25, 2009, AIG filed its First Amended Complaint, reasserting its RICO claims against certain insurance companies that both underreported their workers’ compensation premium and served on the NWCRP Board, and repleading its fraud and other state law claims. Defendants filed a motion to dismiss the First Amended Complaint on October 30, 2009. On October 8, 2009, Liberty Mutual filed an amended counterclaim against AIG. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states, guaranty funds, and special assessments, in addition to asserting claims for other violations of state law. The amended counterclaim also removes as defendants the former AIG executives. On October 30, 2009, AIG filed a motion to dismiss the Liberty amended counterclaim. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.
303            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     On April 1, 2009, Safeco Insurance Company of America and Ohio Casualty Insurance Company filed a complaint in the United States District Court for the Northern District of Illinois, on behalf of a purported class of all NWCRP participant members, against AIG and certain of its subsidiaries with respect to the underpayment by AIG of its residual market assessments for workers’ compensation insurance. The complaint was styled as an “alternative complaint,” should the Court grant AIG’s motion to dismiss the NWCRP lawsuit for lack of subject-matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint names former AIG executives as defendants and asserts a RICO claim against those executives. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, AIG filed a motion to dismiss the amended complaint. Discovery related to class certification issues has begun and is scheduled to be completed by March 12, 2010. Discovery is proceeding and is currently scheduled to be completed by March 15, 2011.
Litigation Matters Relating to AIG’s General Insurance Operations
     Caremark. AIG and certain of its subsidiaries have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In addition, the intervenor- plaintiffs originally alleged that various lawyers and law firms who represented parties in the underlying class and derivative litigation (the Lawyer Defendants) were also liable for fraud and suppression, misrepresentation, and breach of fiduciary duty. The complaints filed by the plaintiffs and the intervenor-plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. AIG and its subsidiaries deny the allegations of fraud and suppression and have asserted that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. AIG and its subsidiaries further assert that the current claims are barred by the statute of limitations and that plaintiffs’ assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. The plaintiffs and intervenor-plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On November 26, 2007, the trial court issued an order that dismissed the intervenors’ complaint against the Lawyer Defendants and entered a final judgment in favor of the Lawyer Defendants. The matter was stayed pending appeal to the Alabama Supreme Court. In September 2008, the Alabama Supreme Court affirmed the trial court’s dismissal of the Lawyer Defendants. After the case was sent back down to the trial court, the intervenor-plaintiffs retained additional counsel — the law firm of Haskell Slaughter Young & Rediker, LLC (Haskell Slaughter) — and filed an Amended Complaint in Intervention on December 1, 2008. The Amended Complaint in Intervention names only Caremark and AIG and various subsidiaries as defendants and purports to bring claims against all defendants for deceit and conspiracy to deceive. In addition, the Amended Complaint in Intervention purports to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark’s alleged deception. The defendants have moved to dismiss the Amended Complaint, and, in the alternative, for a more definite statement. The intervenor-plaintiffs have yet to respond to defendants’ motion but have indicated to the court that they intend to remedy any defects in their Amended Complaint by filing another amended complaint. After the appearance of the Haskell Slaughter firm on behalf of the intervenor-plaintiffs, the plaintiffs moved to disqualify all of the lawyers for the intervenor-plaintiffs because, among other things, the Haskell Slaughter firm previously represented Caremark. The intervenor-plaintiffs, in turn, moved to disqualify the lawyers for the plaintiffs in the first-filed action. The trial court heard oral argument on the motions to disqualify on February 6, 2009. On March 2, 2009, both sets of plaintiffs filed motions to withdraw their respective motions to disqualify each other after reaching an agreement among themselves that the Lauriello plaintiffs would act as lead counsel. The McArthur intervenors also moved to withdraw their Amended Complaint in Intervention. The trial court granted all
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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
motions to withdraw and ordered the parties to appear on March 26, 2009 for a status conference. Before the conference, the McArthur intervenors purported to dismiss their claims against Lauriello with prejudice pursuant to Ala. R. Civ. P. 41. The defendants argued that such dismissal was improper absent Court approval, but the Court approved the dismissal on April 2, 2009. At a class action scheduling conference held on April 14, 2009, the Court established a schedule for class action discovery that will lead to a hearing on class certification in March 2010. The parties are presently engaged in class discovery.
Litigation Matters Relating to AIG’s Domestic Life Insurance & Retirement Services Operations
     Superior National. On December 30, 2004, an arbitration panel issued its ruling in connection with a 1998 workers’ compensation quota share reinsurance agreement under which Superior National Insurance Company, among others, was reinsured by USLIFE, a subsidiary of AGC. In its 2-1 ruling, the arbitration panel refused to rescind the contract as requested by USLIFE. Instead, the panel reformed the contract to reduce USLIFE’s participation by ten percent. Further, the arbitration ruling established a second phase of arbitration for USLIFE to present its challenges to certain cessions to the contract. In the second phase the arbitration panel issued two awards resolving the challenges in favor of the cedents. On January 4, 2010, the Ninth Circuit Court of Appeals affirmed the arbitration awards. USLIFE is currently considering its legal options. AIG is holding reserves of $639 million as of December 31, 2009. AIG believes that the reserves should be adequate to fund unpaid claims.
(b) Commitments
Flight Equipment
     At December 31, 2009, ILFC had committed to purchase 120 new aircraft deliverable from 2010 through 2019, at an estimated aggregate purchase price of $13.7 billion, including $243 million for 2010. ILFC will be required to find lessees for any aircraft acquired and to arrange financing for a substantial portion of the purchase price.
     Included in the 120 new aircraft are 74 Boeing 787 aircraft (B787s), with the first aircraft currently scheduled to be delivered in July 2012. ILFC is in discussion with Boeing related to revisions to the delivery schedule and potential delay compensation and penalties for which ILFC may be eligible. ILFC has signed contracts for 29 of the 74 B787s on order. Under the terms of ILFC’s B787 leases, the lessees may be entitled to share in any compensation which ILFC receives from Boeing for late delivery of the aircraft.
The following table presents the minimum future rental income on noncancelable operating leases of flight equipment that has been delivered:

At December 31, 2009
(in millions)

2010	$4,670
2011	4,171
2012	3,473
2013	2,725
2014	2,073
Remaining years after 2014	3,737

Total	$20,849

     Flight equipment is leased under operating leases with remaining terms ranging from 1 to 11 years.
          Lease Commitments
     AIG and its subsidiaries occupy leased space in many locations under various long-term leases and have entered into various leases covering the long-term use of data processing equipment.
305            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the future minimum lease payments under operating leases:

At December 31, 2009
(in millions)

2010	$600
2011	442
2012	339
2013	255
2014	201
Remaining years after 2014	739

Total	$2,576

     Rent expense approximated $733 million, $896 million, and $771 million for the years ended December 31, 2009, 2008, and 2007, respectively.
Other Commitments
     In the normal course of business, AIG enters into commitments to invest in limited partnerships, private equities, hedge funds and mutual funds and to purchase and develop real estate in the U.S. and abroad. These commitments totaled $7.4 billion at December 31, 2009.
     On June 27, 2005, AIG entered into an agreement pursuant to which AIG agreed, subject to certain conditions, to make any payment that is not promptly paid with respect to the benefits accrued by certain employees of AIG and its subsidiaries under the SICO Plans (as discussed in (c) below under “Benefits Provided by Starr International Company, Inc.”).
     During 2008, AIG granted retention awards to employees, which were payable in increments from December 2008 through 2011. At December 31, 2009, remaining amounts payable under these awards totaled $393 million.
(c) Contingencies
Liability for unpaid claims and claims adjustment expense
     Although AIG regularly reviews the adequacy of the established Liability for unpaid claims and claims adjustment expense, there can be no assurance that AIG’s ultimate Liability for unpaid claims and claims adjustment expense will not develop adversely and materially exceed AIG’s current Liability for unpaid claims and claims adjustment expense. Estimation of ultimate net claims, claims adjustment expenses and Liability for unpaid claims and claims adjustment expense is a complex process for long-tail casualty lines of business, which include excess and umbrella liability, directors and officers liability (D&O), professional liability, medical malpractice, workers’ compensation, general liability, products liability and related classes, as well as for asbestos and environmental exposures. Generally, actual historical loss development factors are used to project future loss development. However, there can be no assurance that future loss development patterns will be the same as in the past. Moreover, any deviation in loss cost trends or in loss development factors might not be discernible for an extended period of time subsequent to the recording of the initial loss reserve estimates for any accident year. Thus, there is the potential for reserves with respect to a number of years to be significantly affected by changes in loss cost trends or loss development factors that were relied upon in setting the reserves. These changes in loss cost trends or loss development factors could be attributable to changes in inflation, in labor and material costs or in the judicial environment, or in other social or economic phenomena affecting claims.
AIG 2009 Form 10-K            306

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Benefits Provided by Starr International Company, Inc. and C.V. Starr & Co., Inc.
     SICO has provided a series of two-year Deferred Compensation Profit Participation Plans (SICO Plans) to certain AIG employees. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG Common Stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including AIG.
     None of the costs of the various benefits provided under the SICO Plans has been paid by AIG, although AIG has recorded a charge to reported earnings for the deferred compensation amounts paid to AIG employees by SICO, with an offsetting amount credited to Additional paid-in capital reflecting amounts considered to be contributed by SICO. The SICO Plans provide that shares currently owned by SICO are set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of units under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant’s voluntary termination of employment with AIG prior to normal retirement age. Under the SICO Plans, SICO’s Board of Directors may elect to pay a participant cash in lieu of shares of AIG Common Stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, AIG modified its accounting for the SICO Plans from variable to fixed measurement accounting. AIG gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO’s notice to participants in the SICO Plans.
(d) Guarantees
•	See Note 10 herein for commitments and guarantees associated with VIEs.

•	See Note 11 herein for disclosures on derivatives, including AIGFP and MIP written credit default swaps and other derivatives with credit risk-related contingent features.

•	See Note 14 herein for additional disclosures on guarantees of outstanding debt.
Subsidiaries
     AIG has issued unconditional guarantees with respect to the prompt payment, when due, of all present and future payment obligations and liabilities of AIG Financial Products and certain of its subsidiaries arising from transactions entered into by such companies.
     SAI Deferred Compensation Holdings, Inc., a wholly owned subsidiary of AIG, has established a deferred compensation plan for registered representatives of certain AIG subsidiaries, pursuant to which participants have the opportunity to invest deferred commissions and fees on a notional basis. The value of the deferred compensation fluctuates with the value of the deferred investment alternatives chosen. AIG has provided a full and unconditional guarantee of the obligations of SAI Deferred Compensation Holdings, Inc. to pay the deferred compensation under the plan. In December 2008, AIG terminated the plan for current employees and ceased to permit new deferrals into the plan.
     In connection with AIGFP’s leasing business, AIGFP has issued, in a limited number of transactions, standby letters of credit or similar facilities to equity investors in an amount equal to the termination value owing to the equity investor by the lessee in the event of a lessee default (the equity termination value). The total amount outstanding at December 31, 2009 was $1.3 billion. In those transactions, AIGFP has agreed to pay such amount if the lessee fails to pay. The amount payable by AIGFP is usually, but not always, partially offset by amounts payable under other instruments typically equal to the accreted value of a deposit held by AIGFP. In the event AIGFP is required to make a payment to the equity investor, the lessee is unconditionally obligated to reimburse AIGFP. To the extent the equity investor is paid the equity termination value from the standby letter of credit and/or other sources, including payments by the lessee, AIGFP takes an assignment of the equity investor’s rights under the lease of the underlying property.
307            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Because the obligations of the lessee under the lease transactions are generally economically defeased, lessee bankruptcy is the most likely circumstance in which AIGFP would be required to pay. AIGFP selected transactions in which it agreed to provide this product only in circumstances where lessee bankruptcy is considered remote or, in the case of certain municipal lessees, not permitted under current law.
Asset Dispositions
     AIG is also subject to financial guarantees and indemnity arrangements in connection with its asset disposition plan. AIG has provided indemnities and guarantees related to certain dispositions that are triggered by, among other things, breaches of representations, warranties or covenants provided by AIG. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. AIG is unable to develop an estimate of the maximum payout under certain of these guarantees and indemnifications. However, AIG believes that it is unlikely it will have to make any material payments under these arrangements, and no significant liabilities related to these arrangements have been recognized in the Consolidated Balance Sheet. See Note 1 herein for additional information on sales of businesses and asset dispositions.
16. Total Equity and Earnings (Loss) Per Share
Shares Outstanding
The following table presents a rollforward of outstanding shares:

	Preferred Stock
	AIG	AIG	AIG	AIG	Common	Treasury
Year Ended December 31, 2009	Series E	Series F	Series C	Series D	Stock	Stock

Shares issued, beginning of year	-	-	-	4,000,000	147,401,900	12,918,446
Issuances	-	300,000	100,000	-	466,401	(145,932)
Shares exchanged	400,000	-	-	(4,000,000)	-	-
Retirement of treasury stock	-	-	-	-	(6,111,158)	(6,111,158)
Fractional shares, paid in cash in connection with the reverse stock split	-	-	-	-	(24,880)	-

Shares issued, end of year	400,000	300,000	100,000	-	141,732,263	6,661,356

Preferred Stock
A rollforward of preferred stock was as follows:

					Total
	AIG	AIG	AIG	AIG	Preferred
(in millions)	Series E	Series F	Series C	Series D	Stock

Balance, January 1, 2008	$-	$-	$-	$-	$-
AIG Series D issuance	-	-	-	40,000	40,000

Balance, December 31, 2008	$-	$-	$-	$40,000	$40,000
AIG Series C issuance	-	-	23,000	-	23,000
AIG Series D exchange for AIG Series E	41,605	-	-	(40,000)	1,605
AIG Series F drawdown	-	5,344	-	-	5,344
AIG Series F commitment fee	-	(165)	-	-	(165)

Balance, December 31, 2009	$41,605	$5,179	$23,000	$-	$69,784

AIG 2009 Form 10-K            308

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Exchange of AIG Series D Preferred Stock for AIG Series E Preferred Stock
     On April 17, 2009, AIG entered into a Securities Exchange Agreement (the AIG Series E Exchange Agreement) with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of AIG Series D Preferred Stock for 400,000 shares of AIG Series E Preferred Stock with an aggregate liquidation preference of $41,604,576,000, which represented the issuance-date aggregate liquidation preference of the AIG Series D Preferred Stock surrendered plus accumulated but unpaid dividends thereon of $1,604,576,000 ($401.14 per share). The terms of the AIG Series E Preferred Stock are substantially the same as those of the AIG Series D Preferred Stock, except that the dividends are not cumulative and the AIG Series E Preferred Stock is subject to a replacement capital covenant. Concurrently with the exchange of the shares of AIG Series D Preferred Stock for shares of the AIG Series E Preferred Stock, AIG entered into a replacement capital covenant in favor of the holders of a series of AIG debt, pursuant to which AIG agreed that prior to the third anniversary of the issuance of the AIG Series E Preferred Stock, AIG will not redeem or purchase, and no subsidiary of AIG will purchase, all or any part of the AIG Series E Preferred Stock except with the proceeds obtained from the issuance by AIG or any subsidiary of AIG of certain capital securities.
     The AIG Series E Exchange Agreement also permits the Department of the Treasury, under certain circumstances, to exchange the warrant (AIG Series D Warrant) received in connection with the issuance of AIG Series D Preferred Stock for 2,689,938 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the AIG Series C Preferred Stock).
Issuance of AIG Series F Preferred Stock and Entry into $29.835 Billion Department of the Treasury Commitment
     On April 17, 2009, AIG entered into a Securities Purchase Agreement (the AIG Series F Purchase Agreement) with the Department of the Treasury pursuant to which, among other things, AIG issued to the Department of the Treasury (i) 300,000 shares of AIG Series F Preferred Stock, and (ii) the warrant (AIG Series F Warrant) to purchase 150 shares of AIG Common Stock.
     Pursuant to the AIG Series F Purchase Agreement, the Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion (the Available Amount) so long as:
•	AIG is not a debtor in a pending case under Title 11 of the United States Code; and

•	the Trust (or any successor entity established for the sole benefit of the United States Treasury) and the Department of the Treasury, in the aggregate, “beneficially own” more than 50 percent of the aggregate voting power of AIG’s voting securities.
     The Available Amount will be decreased by the aggregate amount of financial assistance that the Department of the Treasury provides to AIG, its subsidiaries or any SPV established by or for the benefit of AIG or any of its subsidiaries after the issuance of the AIG Series F Preferred Stock and the AIG Series F Warrant, unless otherwise specified by the Department of the Treasury, in its sole discretion, under the terms of such financial assistance.
     The AIG Series E Exchange Agreement and the AIG Series F Purchase Agreement restrict AIG’s ability to repurchase capital stock and require AIG to continue to maintain policies limiting corporate expenses, lobbying activities and executive compensation.
     The terms of the AIG Series F Preferred Stock are substantially the same as the AIG Series E Preferred Stock, except that the AIG Series F Preferred Stock is not subject to a replacement capital covenant. The liquidation preference of the AIG Series F Preferred Stock was initially $0 per share and will be increased pro rata by the amount of each drawdown of the Department of the Treasury Commitment. During 2009, AIG drew down on the Department of the Treasury Commitment in the amount of approximately $5.34 billion. As a result, the liquidation preference of the AIG Series F Preferred Stock increased to $17,814.72 per share.
     The AIG Series F Warrant is exercisable, at any time, at an initial exercise price of $0.000001 per share. The AIG Series F Warrant will not be subject to any contractual restrictions on transfer other than such as are necessary to
309            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
ensure compliance with U.S. federal and state securities laws. The Department of the Treasury has agreed that it will not exercise any voting rights with respect to the AIG Common Stock issued upon exercise of the AIG Series F Warrant.
Dividends
     The terms of each of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock provide for the election of the greater of two additional directors or up to 20 percent of the total number of AIG directors (rounded up after giving effect to the election) upon a failure of AIG to make four quarterly dividend payments, whether or not consecutive. These preferred directors will be elected by a majority of the votes cast by the holder of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock voting together as a single class. If elected, such preferred directors would hold office until the next annual meeting (or special meeting called to elect directors) or until all dividends payable on all outstanding shares of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock have been declared and paid in full for four consecutive quarters. As of February 17, 2010, the shareholders of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock had not elected any directors pursuant to the provision, although AIG had failed to make four quarterly dividend payments.
Series C Perpetual, Convertible, Participating Preferred Stock
     On March 4, 2009, AIG issued 100,000 shares of AIG Series C Preferred Stock to the Trust.
     The Trust currently holds the AIG Series C Preferred Stock for the sole benefit of the United States Treasury. The holders of the AIG Series C Preferred Stock have preferential liquidation rights over the holders of AIG Common Stock and, to the extent permitted by law, vote with the AIG Common Stock on all matters submitted to AIG’s shareholders. The AIG Series C Preferred Stock is entitled to (i) a percentage of the voting power of AIG’s shareholders entitled to vote on any particular matter, except where a vote of the common stock only is required, and (ii) a percentage of the aggregate dividend rights of the outstanding shares of AIG Common Stock and the AIG Series C Preferred Stock, in each case, on an as converted basis, which percentage, when aggregated with the percentage representing the 2,690,088 shares of AIG Common Stock underlying the warrants issued to the Department of the Treasury, any other securities convertible into or exchangeable for AIG Common Stock beneficially owned by the Department of the Treasury and any AIG Common Stock directly owned by the Department of the Treasury, represented, as of December 31, 2009, approximately 79.8 percent of each of such voting power and total dividends payable. The AIG Series C Preferred Stock will become convertible into common stock upon the subsequent amendment of AIG’s Amended and Restated Certificate of Incorporation, which amendment will need to be approved by a separate class vote of the holders of AIG Common Stock. Upon such amendment, the AIG Series C Preferred Stock will be convertible into a number of shares of AIG Common Stock representing its voting power at that time.
Common Stock
Reverse Stock Split
     On June 30, 2009, AIG’s shareholders approved a one-for-twenty reverse common stock split, which became effective on that date. All references to common shares and per-share data for all periods presented in this report have been adjusted to give effect to this reverse split. As no change was made to the par value of the common shares, a total of $7.0 billion was reclassified from common stock to Additional paid-in capital as a retrospective adjustment for all periods presented.
Treasury Stock Retirement
     On November 30, 2009, AIG retired 6,111,158 common shares included in Treasury stock which had a carrying value of $7.40 billion. These shares were returned to AIG’s authorized but unissued common stock. AIG accounted for the retirement by reducing common stock by $15.28 million and Additional paid-in capital by $7.38 billion.
AIG 2009 Form 10-K            310

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Dividends
     Dividends declared per common share were $8.40 and $15.40 in 2008 and 2007, respectively. No dividends were declared in 2009 as effective September 23, 2008, AIG’s Board of Directors suspended the declaration of dividends on AIG Common Stock. Pursuant to the FRBNY Credit Agreement, AIG is restricted from paying dividends on its common stock. Morever, pursuant to the terms of each of the AIG Series E Preferred Stock and AIG Series F Preferred Stock, AIG is not able to declare or pay any cash dividends on AIG Common Stock or on any AIG preferred stock ranking junior to such series of preferred stock for any period until dividends on each of the AIG Series E Preferred Stock and AIG Series F Preferred Stock have been paid for such period.
     Due to AIG’s non-payment of dividends on the AIG Series D, Series E and Series F Preferred Stock, the Department of the Treasury, as the sole holder of AIG Series E Preferred Stock and AIG Series F Preferred Stock, became entitled no later than February 1, 2010 to elect the greater of (i) two directors and (ii) 20 percent of AIG’s Board of Directors (rounded upwards after giving effect to such election) to AIG’s Board of Directors.
Share Issuances and Purchases
     Pursuant to the FRBNY Credit Agreement, AIG is restricted from repurchasing shares of its common stock and no shares have been purchased since the second quarter of 2008. During the first six months of 2008, AIG purchased a total of 1,896,303 shares of its common stock.
     In May 2008, AIG sold 9,835,526 shares of common stock at a price per share of $760 for gross proceeds of $7.47 billion and 78.4 million equity units (the Equity Units) at a price per unit of $75 for gross proceeds of $5.88 billion. The Equity Units, the key terms of which are summarized below, are recorded as long-term debt in the Consolidated Balance Sheet.
Equity Units
     Each Equity Unit has an initial stated amount of $75 and consists of a stock purchase contract issued by AIG and, initially, a 1/40th or 2.5 percent undivided beneficial ownership interest in three series of junior subordinated debentures (Series B-1, B-2 and B-3), each with a principal amount of $1,000.
     Each stock purchase contract requires its holder to purchase, and requires AIG to sell, a variable number of shares of AIG Common Stock for $25 in cash on each of February 15, 2011, May 1, 2011 and August 1, 2011. The number of shares that AIG is obligated to deliver on each stock purchase date is set forth in the chart below (where the “applicable market value” is an average of the trading prices of AIG Common Stock over the 20-trading-day period ending on the third business day prior to the relevant stock purchase date).

If the applicable market value is:		then AIG is obligated to issue:

•	Greater than or equal to $912	•	0.02741 shares per stock purchase contract
•	Between $912 and $760	•	Shares equal to $25 divided by the applicable market value
•	Less than or equal to $760	•	0.03289 shares per stock purchase contract
     Basic earnings (loss) per share (EPS) will not be affected by outstanding stock purchase contracts. Diluted EPS will be determined considering the potential dilution from outstanding stock purchase contracts using the treasury stock method, and therefore diluted EPS will not be affected by outstanding stock purchase contracts until the applicable market value exceeds $912.
     AIG is obligated to pay quarterly contract adjustment payments to the holders of the stock purchase contracts, at an initial annual rate of 2.71 percent applied to the stated amount. The present value of the contract adjustment payments, $431 million, was recognized at inception as a liability (a component of Other liabilities), and was recorded as a reduction to Additional paid-in capital.
311            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     In addition to the stock purchase contracts, as part of the Equity Units, AIG issued $1.96 billion of each of the Series B-1, B-2 and B-3 junior subordinated debentures, which initially pay interest at rates of 5.67 percent, 5.82 percent and 5.89 percent, respectively. AIG allocated the proceeds of the Equity Units between the stock purchase contracts and the junior subordinated debentures on a relative fair value basis. AIG determined that the fair value of the stock purchase contract at issuance was zero, and therefore all of the proceeds were allocated to the junior subordinated debentures. At December 31, 2009, the debentures totaled $5.88 billion and are reported in Other long-term debt on the Consolidated Balance Sheet.
Accumulated Other Comprehensive Income (Loss)
A rollforward of Accumulated other comprehensive income (loss) is as follows:

	Unrealized Appreciation			Net Derivative
	(Depreciation) of Fixed	Unrealized		Gains (losses)
	Maturity Investments	Appreciation	Foreign	Arising from	Retirement
	on Which Other-Than-	(Depreciation)	Currency	Cash Flow	Plan
	Temporary Credit	of All Other	Translation	Hedging	Liabilities
(in millions)	Impairments Were Taken	Investments	Adjustments	Activities	Adjustment	Total

Balance, January 1, 2007, net of tax	$-	$10,083	$(305)	$(27)	$(641)	$9,110

Unrealized appreciation (depreciation) of investments	-	(8,115)	-	-	-	(8,115)
Net changes in foreign currency translation adjustments	-	-	1,420	-	-	1,420
Net gains (losses) on cash flow hedges	-	-	-	(133)	-	(133)
Net actuarial gain	-	-	-	-	197	197
Prior service credit	-	-	-	-	(24)	(24)
Deferred tax asset (liability)	-	2,338	(140)	73	(57)	2,214

Total other comprehensive income (loss)	-	(5,777)	1,280	(60)	116	(4,441)
Noncontrolling interests	-	(69)	95	-	-	26

Balance, December 31, 2007, net of tax	$-	$4,375	$880	$(87)	$(525)	$4,643

Cumulative effect of change in accounting principle, net of tax	-	(105)	-	-	-	(105)
Unrealized appreciation (depreciation) of investments	-	(13,966)	-	-	-	(13,966)
Net changes in foreign currency translation adjustments	-	-	(1,398)	-	-	(1,398)
Net gains (losses) on cash flow hedges	-	-	-	(156)	-	(156)
Net actuarial loss	-	-	-	-	(1,313)	(1,313)
Prior service credit	-	-	-	-	(12)	(12)
Deferred tax asset (liability)	-	4,948	356	52	352	5,708

Total other comprehensive income (loss)	-	(9,123)	(1,042)	(104)	(973)	(11,242)
Noncontrolling interests	-	(296)	25	-	-	(271)

Balance, December 31, 2008, net of tax	$-	$(4,452)	$(187)	$(191)	$(1,498)	$(6,328)
Adjustment on April 1, 2009*	(599)	599	-	-	-	-

Unrealized appreciation (depreciation) of investments	2,048	27,891	-	-	-	29,939
Net changes in foreign currency translation adjustments	-	-	2,932	-	-	2,932
Net gains (losses) on cash flow hedges	-	-	-	95	-	95
Net actuarial gain	-	-	-	-	397	397
Prior service credit	-	-	-	-	(27)	(27)
Deferred tax asset (liability)	(724)	(9,802)	(1,005)	(32)	(16)	(11,579)

Total other comprehensive income	1,324	18,089	1,927	63	354	21,757
Cumulative effect of change in accounting principle, net of tax	(2,537)	(6,811)	-	-	-	(9,348)
Noncontrolling interests	(2)	280	110	-	-	388

Balance, December 31, 2009, net of tax	$(1,810)	$7,145	$1,630	$(128)	$(1,144)	$5,693

*	Adjustment to reflect adoption of the new other-than-temporary impairment accounting standard.
AIG 2009 Form 10-K            312

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Noncontrolling interests
Junior and Senior Non-Voting, Callable Preferred Interests
     In connection with the ongoing execution of its orderly asset disposition plan, as well as plans to timely repay the FRBNY Credit Facility, on November 30, 2009, AIG transferred two of its wholly owned businesses, AIA and ALICO, to two newly-created special purpose vehicles (SPVs) in exchange for all the common and preferred interests of those SPVs. On December 1, 2009, AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a $25 billion reduction of the outstanding loan balance and of the maximum amount of credit available under the FRBNY Credit Facility and amended the terms of the Facility as discussed below and in Note 14.
     The common interests, which were retained by AIG, entitle AIG to 100 percent of the voting power of the SPVs. The voting power allows AIG to elect the boards of managers of the SPVs, who oversee the management and operation of the SPVs. Primarily due to the substantive participation rights of the preferred interests, the SPVs were determined to be variable interest entities. As the primary beneficiary of the SPVs, AIG consolidates the SPVs.
     The preferred interests are redeemable at the option of AIG and are transferable at the FRBNY’s discretion. If the FRBNY obtains control of the SPVs, through a default by AIG under the FRBNY Credit Agreement or otherwise, the agreements governing the transactions explicitly prohibit redemption of the preferred interests. In the event the board of managers of either SPV initiates a public offering, liquidation or winding up or a voluntary sale of the SPV, the proceeds must be distributed to the preferred interests until the preferred interests’ redemption value has been paid. The redemption value of the preferred interests is the liquidation preference, which includes any undistributed preferred returns through the redemption date, and the amount of distributions that the preferred interests would receive in the event of a 100 percent distribution to all the common and preferred interest holders at the redemption date as described below.
     The preferred interests entitle the FRBNY to veto rights over certain significant actions by the SPVs and provide the FRBNY with certain rights including the right to compel the SPVs to use their best efforts to take certain actions, including an initial public offering or a sale of the SPVs or the businesses held by the SPVs. However, a redemption of all or a portion of the preferred interests by the SPVs from the proceeds of such transactions is not required if the transactions were compelled by the FRBNY. After December 1, 2010, and prior thereto with the concurrence of the trustees of the Trust, the FRBNY can compel the holders of the common interests to sell those interests should the FRBNY decide to sell its preferred interests. Following an initial public offering, the FRBNY will have the right to exchange its preferred interests for common shares of the publicly-traded entity.
     The preferred interests in the AIA SPV have an initial liquidation preference of $16 billion and have the right to a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. If the preferred return is not distributed, the amount is added to the preferred interests’ liquidation preference. The AIA preferred interests participate in one percent of net income after the preferred return. The AIA preferred interests are also entitled to a one percent participation right of any residual value after (i) the AIA preferred return, (ii) the participation right of one percent of AIA’s net income, (iii) the liquidation preference on all preferred interests has been paid and (iv) the holders of the common interests (currently AIG) have received, including any ordinary course distributions, the sum of (i) $9 billion and (ii) the amount of any additional capital contributions other than the initial capital contribution. AIG is entitled to receive 99 percent of the remaining residual value from the disposition of AIA by the SPV.
     The preferred interests in the ALICO SPV consist of senior and junior preferred interests with liquidation preferences of $1 billion and $8 billion, respectively. The junior and senior preferred interests have a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. If the preferred return is not distributed, the amount is added to the preferred interests’ liquidation preference. The junior preferred interests participate in five percent of any residual value after the liquidation preference and the preferred return for the then-current quarter on the senior and junior preferred interests have been paid and the holders of the common interests (currently AIG) have received, including any ordinary course distributions, the sum of (i) $6 billion
313            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
and (ii) the amount of any additional capital contributions other than the initial capital contribution. The senior preferred interests do not have a participating return. AIG is entitled to receive 95 percent of the remaining residual value from the disposition of ALICO by the SPV.
     The preferred interests were measured at fair value as of December 1, 2009, the date of issuance, which values were determined to be $24.4 billion. The fair value of the preferred interests was determined using two valuation techniques, the results of which were evaluated and weighted, as appropriate, when considering the reasonableness of the indicated range of values. The models included a discounted cash flow model that incorporated assumptions regarding the timing of estimated cash flows and an assessment of the appropriate discount rate, among others. The discount rates were determined using preferred stock return rates for companies comparable to AIA and ALICO, adjusted for characteristics specific to AIA and ALICO. The timing of the estimated cash flows was determined based on management’s assumptions, which AIG believes are representative of market-participant assumptions. The valuation models also included an option pricing model that incorporated market-participant assumptions regarding the SPVs’ enterprise value, expected term, volatility and the risk-free interest rate, among others.
     Due to the preferred interests’ increasing rate preferred return from an initial rate of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter, the difference between the preferred interests’ fair value of $24.4 billion and the initial liquidation preference of $25 billion is considered to be a prepaid preferred return. The prepaid preferred return, along with the preferred return and participation right, is recorded as a charge to Income (loss) from continuing operations attributable to noncontrolling, nonvoting, callable, junior and senior preferred interests held by FRBNY in the Consolidated Statement of Income (Loss).
     In a series of amendments to the FRBNY Credit Facility, the effective borrowing rate on the FRBNY Credit Facility was reduced and certain other modifications were made to the terms of the FRBNY Credit Facility. AIG determined that these modifications met the conditions of a troubled debt restructuring. Accordingly, the $600 million difference between the $24.4 billion fair value of the preferred interests and the $25 billion reduction of the outstanding balance of the FRBNY Credit Facility was deferred and will be recorded as a reduction of future interest expense over the remaining term of the FRBNY Credit Facility. Costs associated with the transactions, which were not significant, were expensed as incurred.
     Under the terms of the original FRBNY Credit Facility, mandatory payments of outstanding borrowings generally reduce the maximum amount of credit available by an equal amount. In connection with the issuance of the preferred interests, the $60 billion maximum amount of credit available under the FRBNY Credit Facility was reduced by $25 billion. As a result AIG accelerated the amortization of the unamortized prepaid commitment fee asset associated with the FRBNY Credit Facility, representing the pro-rata reduction in its borrowing capacity, and recorded a $5.2 billion charge to income recognized as Interest expense.
Earnings (Loss) Per Share (EPS)
     Basic and diluted earnings (loss) per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits. Basic earnings (loss) per share is not affected by outstanding stock purchase contracts. Diluted earnings per share is determined considering the potential dilution from outstanding stock purchase contracts using the treasury stock method and will not be affected by outstanding stock purchase contracts until the applicable market value per share exceeds $912.
     In connection with the issuance of the AIG Series C Preferred Stock discussed above, AIG began applying the two-class method for calculating EPS. The two-class method is an earnings allocation method for computing EPS when a company’s capital structure includes either two or more classes of common stock or common stock and participating securities. This method determines EPS based on dividends declared on common stock and participating securities (i.e., distributed earnings) as well as participation rights of participating securities in any undistributed earnings.
AIG 2009 Form 10-K            314

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents computation of basic and diluted EPS:

Years Ended December 31,
(dollars in millions, except per share data)	2009	2008	2007

Numerator for EPS:
Income (loss) from continuing operations	$(11,770)	$(97,634)	$6,867
Income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	-	-
Other	(1,527)	(944)	1,259

Total Income (loss) from continuing operations attributable to noncontrolling interests	(1,387)	(944)	1,259

Net income (loss) attributable to AIG from continuing operations	(10,383)	(96,690)	5,608

Income (loss) from discontinued operations	(543)	(2,753)	$621
Income (loss) from discontinued operations attributable to noncontrolling interests	23	(154)	29

Net income (loss) attributable to AIG from discontinued operations	(566)	(2,599)	592

Cumulative dividends on AIG Series D Preferred Stock	(1,204)	(400)	-
Deemed dividend to AIG Series D Preferred Stock exchanged for AIG Series E Preferred Stock	(91)	-	-

Net income (loss) attributable to AIG common shareholders from continuing operations	(11,678)	(97,090)	5,608

Net income (loss) attributable to AIG common shareholders from discontinued operations	$(566)	$(2,599)	$592

Denominator for EPS:
Weighted average shares outstanding – basic	135,324,896	131,714,245	129,226,796
Dilutive shares*	-	-	674,239

Weighted average shares outstanding – diluted	135,324,896	131,714,245	129,901,035

EPS attributable to AIG:
Basic
Income (loss) from continuing operations	$(86.30)	$(737.12)	$43.40
Income (loss) from discontinued operations	$(4.18)	$(19.73)	$4.58
Diluted
Income (loss) from continuing operations	$(86.30)	$(737.12)	$43.17
Income (loss) from discontinued operations	$(4.18)	$(19.73)	$4.56

*	Diluted shares are calculated using the treasury stock method and include dilutive shares from share-based employee compensation plans, and the AIG Series F Warrants. The number of shares excluded from diluted shares outstanding were 12 million, 9 million and 0.4 million for the years ended December 31, 2009, 2008 and 2007, respectively, because the effect would have been anti-dilutive.
315            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
17. Statutory Financial Data
The following table presents statutory surplus and net income (loss) for General Insurance, including non-core insurance companies, and Life Insurance & Retirement Services operations in accordance with statutory accounting practices:

Years Ended December 31,
(in millions)	2009(e)	2008	2007

Statutory surplus(a):
General Insurance(b)	$37,946	$35,847	$37,705
Domestic Life Insurance & Retirement Services	13,016	11,312	14,014
Foreign Life Insurance & Retirement Services	17,873	13,199	19,198
Statutory net income (loss)(a)(c):
General Insurance(d)	2,402	216	8,018
Domestic Life Insurance & Retirement Services	702	(22,257)	1,107
Foreign Life Insurance & Retirement Services(a)	1,368	(1,301)	3,358

(a)	Statutory surplus and net income (loss) with respect to foreign operations are estimated at November 30. The basis of presentation for branches of AIA is the Hong Kong statutory filing basis. The basis of presentation for branches of ALICO is the U.S. statutory filing basis. AIG Star Life, AIG Edison Life, Philamlife and Nan Shan, which is reported as a discontinued operation, are estimated based on their respective local country filing basis.

(b)	2008 amount was increased by $1.2 billion from that previously reported.

(c)	Includes Net realized capital gains and losses and taxes.

(d)	Includes catastrophe losses, net of tax, of $34 million, $1.15 billion, and $177 million in 2009, 2008 and 2007, respectively.

(e)	Amount subject to change based on final statutory filings.
     AIG’s insurance subsidiaries file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by domestic and foreign insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP for domestic companies are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.
     At December 31, 2009, 2008 and 2007, statutory capital of AIG’s insurance subsidiaries exceeded minimum company action level requirements.
Dividend Restrictions
     Payments of dividends to AIG by its insurance subsidiaries are subject to certain restrictions imposed by regulatory authorities. With respect to AIG’s domestic insurance subsidiaries, the payment of any dividend requires formal notice to the insurance department in which the particular insurance subsidiary is domiciled. For example, unless permitted by the New York Superintendent of Insurance, general insurance companies domiciled in New York may not pay dividends to shareholders that, in any twelve-month period, exceed the lesser of ten percent of such company’s statutory policyholders’ surplus or 100 percent of its “adjusted net investment income,” as defined. Generally, less severe restrictions applicable to both general and life insurance companies exist in most of the other states in which AIG’s insurance subsidiaries are domiciled. Under the laws of many states, an insurer may pay a dividend without prior approval of the insurance regulator when the amount of the dividend is below certain regulatory thresholds. Other foreign jurisdictions may restrict the ability of AIG’s foreign insurance subsidiaries to pay dividends. There are also various local restrictions limiting cash loans and advances to AIG by its subsidiaries. Largely as a result of these restrictions, a significant majority of the aggregate equity of AIG’s consolidated subsidiaries was restricted from
AIG 2009 Form 10-K            316

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
immediate transfer to AIG parent at December 31, 2009. AIG cannot predict how regulatory investigations may affect the ability of its regulated subsidiaries to pay dividends. To AIG’s knowledge, no AIG company is currently on any regulatory or similar “watch list” with regard to solvency.
     In connection with the execution of the AIA Purchase Agreement and the ALICO Purchase Agreement, on December 1, 2009, AIG, the FRBNY and each SPV entered into limited liability company agreements, which set forth the terms and conditions of the respective parties’ ownership and governance rights in each SPV. Under the terms of these agreements, the AIA SPV and the ALICO SPV may only distribute funds to AIG (prior to the payment of the preferred returns and liquidation preferences on the preferred interests in each respective SPV and, in the case of the AIA SPV, a payment of 1 percent of the net income of the AIA SPV to the holders of the preferred interests in the AIA SPV for all fiscal years prior to payment of the preferred return and liquidation preference) in an aggregate amount not to exceed $200 million and $400 million, respectively, per fiscal year.
Effect of New Standards
     Effective January 1, 2009, these Domestic Life Insurance and Domestic Retirement Services insurance entities, as well as certain other AIG insurance entities were initially required to prospectively adopt SSAP 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 — Loan-backed and Structured Securities” (SSAP 98). However, in the first quarter of 2009, the NAIC subsequently delayed the effective date of SSAP No. 98 until September 30, 2009, in consideration of the FASB’s issuance of a new other-than-temporary accounting standard. The NAIC subsequently promulgated SSAP 43R (Revised) — Loan-backed and Structured Securities, which was effective for the third quarter of 2009 and superseded SSAP No. 43 and also SSAP No. 98, prior to its delayed effective date. Similar to the new other-than-temporary accounting standard, SSAP No. 43R requires that credit-related other-than-temporary impairments of structured securities be measured based upon projected discounted cash flows. The Domestic Life Insurance & Retirement Services insurance entities recognized a cumulative effect adjustment upon the adoption of SSAP No. 43R that on a pre-tax basis increased regulatory capital by approximately $0.9 billion.
18. Share-based Employee Compensation Plans
     Included in AIG’s Consolidated Statement of Income for the years ended December 31, 2009, 2008 and 2007 was pre-tax share-based compensation expense of $209 million ($151 million after tax), $389 million ($284 million after tax), and $275 million ($216 million after tax), respectively.
Employee Plans
     As of December 31, 2009, AIG employees had been granted awards under seven different share-based employee compensation plans:
•	AIG 1999 Stock Option Plan, as amended (1999 Plan);

•	AIG 1996 Employee Stock Purchase Plan, as amended (1996 Plan);

•	AIG 2002 Stock Incentive Plan, as amended (2002 Plan) under which AIG has issued time-vested restricted stock units (RSUs) and performance restricted stock units (performance RSUs);

•	AIG 2007 Stock Incentive Plan, as amended (2007 Plan) under which AIG has issued RSUs, performance RSUs and restricted stock;

•	SICO’s Deferred Compensation Profit Participation Plans (SICO Plans);

•	AIG’s 2005-2006 Deferred Compensation Profit Participation Plan (AIG DCPPP) — the AIG DCPPP was adopted as a replacement for the SICO Plans for the 2005-2006 period. Share-based employee compensation earned under the AIG DCPPP was granted as time-vested RSUs under the 2002 Plan; and
317            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	The AIG Partners Plan replaced the AIG DCPPP. Share-based employee compensation awarded under the AIG Partners Plan was granted as performance-based RSUs under the 2002 Plan, except for the December 2007 grant which was made under the 2007 Plan.
     Although awards granted under all the plans described above, other than the 1996 Plan, remained outstanding at December 31, 2009, future grants of options, RSUs and performance RSUs can be made only under the 2007 Plan. Share option exercises and other share awards to participants were settled by issuing previously acquired shares held in AIG’s treasury account through November 30, 2009. Effective December 1, 2009, AIG is settling its share-based awards by issuing AIG Common Stock. However, share awards made by SICO are settled by SICO.
Non-Employee Plans
     In 2006 and for prior years, AIG’s non-employee directors received share-based compensation in the form of options granted pursuant to the 1999 Plan and grants of AIG Common Stock with delivery deferred until retirement from the Board pursuant to the AIG Director Stock Plan, which was approved by the shareholders at the 2004 Annual Meeting of Shareholders and which is now a subplan under the 2007 Plan. From and after May 16, 2007, non-employee directors receive deferred stock units (DSUs) under the 2007 Plan with delivery deferred until retirement from the Board.
     The methodology used for valuing employee stock options is also used to value director stock options. Director stock options vest one year after the grant date, but are otherwise the same as employee stock options. Commencing in 2007, directors no longer receive awards of options.
     In 2009 and 2008, AIG granted to directors 9,106 and 6,354 DSUs, respectively, including DSUs representing dividend-equivalent amounts. AIG also granted to directors 319 shares, with delivery deferred, during 2007, under the Director Stock Plan. There were no deferred shares granted in 2009 and 2008.
Stock Options
AIG 1999 Stock Option Plan
     The 1999 Plan was approved by the shareholders at the 2000 Annual Meeting of Shareholders, with certain amendments approved at the 2003 Annual Meeting of Shareholders. The 1999 Plan superseded the 1991 Employee Stock Option Plan (the 1991 Plan), although outstanding options granted under the 1991 Plan continue until exercise or expiration. Options granted under the 1999 Plan generally vest over four years (25 percent vesting per year) and expire 10 years from the date of grant. The 2007 Plan supersedes the 1999 Plan.
     At December 31, 2009, 1,352,276 shares were reserved for issuance under the 1999 and 1991 Plans and there are no shares reserved for future grants under the 1999 Plan.
Deferrals
     At December 31, 2009, AIG was obligated to issue 604,991 shares in connection with previous exercises of options with delivery deferred.
Stock Options Valuation
     AIG uses a binomial lattice model to calculate the fair value of stock option grants. A more detailed description of the valuation methodology is provided below. There were no stock options granted in 2009.
AIG 2009 Form 10-K            318

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following weighted-average assumptions were used for stock options granted:

	2008	2007

Expected annual dividend yield(a)	3.77%	1.39%
Expected volatility(b)	53.27%	32.82%
Risk-free interest rate(c)	4.43%	4.08%
Expected term(d)	4 years	7 years

(a)	The dividend yield is determined at the grant date.

(b)	In 2008 and 2007, expected volatility is the average of historical volatility (based on seven years of daily stock price changes) and the implied volatility of actively traded options on AIG shares.

(c)	The interest rate curves used in the valuation model were the U.S. Treasury STRIP rates with terms from 3 months to 10 years.

(d)	In 2008, the expected term is 4 years based on the average time to exercise derived from the output of the valuation model. In 2007, the contractual term of the option was generally 10 years with an expected term of 7 years calculated based on an analysis of historical employee and executive exercise behavior and employee turnover (post-vesting terminations). The early exercise rate is a function of time elapsed since the grant. Fifteen years of historical data were used to estimate the early exercise rate.
The following table provides a roll forward of stock option activity:

			Weighted
			Average	Aggregate
			Remaining	Intrinsic
		Weighted Average	Contractual	Values
As of or for the Year Ended December 31, 2009	Shares	Exercise Price	Life	(in millions)

Options:
Outstanding at beginning of year	1,713,282	$1,261.56		$-
Granted	-	$-		-
Exercised	-	$-		-
Forfeited or expired	(356,527)	$1,250.43		-
Cancelled	(4,479)	$1,319.88		-

Outstanding at end of year*	1,352,276	$1,264.30	3.77	$-

Options exercisable at end of year	1,255,907	$1,292.93	3.43	$-

Weighted average fair value per share of options granted	-	$-

*	Includes vested and expected-to-vest options at December 31, 2009 of 1,346,383, with a weighted average exercise price of $1,266.20, a weighted average contractual life of 3.67 years and a zero aggregate intrinsic value.
     At December 31, 2009, total unrecognized compensation cost (net of expected forfeitures) was $16 million with a blended weighted average period of 0.91 years. The cost of awards outstanding under these plans at December 31, 2009 is expected to be recognized over approximately two years.
The following table provides additional information about stock options:

As of or for the Year Ended December 31,
(in millions, except weighted average grant date fair value of options granted)	2009	2008	2007

Intrinsic value of options exercised*	$-	$2	$360
Grant date fair value of options vesting	25	67	63
Weighted average grant date fair value of options granted*	-	212.20	419.40
Cash received from exercise of stock options	-	16	482
Tax benefits realized on stock option exercises	-	1	16

*	There were no options granted or exercised in 2009.
319            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Other Share-Based Plans
AIG 1996 Employee Stock Purchase Plan
     AIG’s 1996 Plan provides that eligible employees (those employed at least one year) may receive privileges to purchase up to an aggregate of 500,000 shares of AIG Common Stock, at a price equal to 85 percent of the fair market value on the date of the grant of the purchase privilege. Purchase privileges are granted quarterly and are limited to the number of whole shares that can be purchased on an annual basis by an amount equal to the lesser of 10 percent of an employee’s annual salary or $10,000.
AIG 2002 Stock Incentive Plan
     The 2002 Plan was adopted at the 2002 Annual Meeting of Shareholders and amended and restated by AIG’s Board of Directors on September 18, 2002. During 2007, 8,955 RSUs, including performance RSUs, were granted under the 2002 Plan. Because the 2002 Plan has been superseded by the 2007 Plan, there were no shares reserved for issuance in connection with future awards since December 31, 2008 other than incremental amounts awarded for attaining specified criteria under the AIG DCPPP. Prior to March 2008, substantially all time-vested RSUs granted under the 2002 Plan were scheduled to vest on the fourth anniversary of the date of grant. Effective March 2008, the vesting of the December 2005 and 2006 grants was accelerated to vest on the third anniversary of the date of grant.
AIG 2007 Stock Incentive Plan
     The 2007 Plan was adopted at the 2007 Annual Meeting of Shareholders and amended and restated by AIG’s Board of Directors on November 14, 2007. The total number of shares of common stock that may be issued under the Plan is 9,000,000. The 2007 Plan supersedes the 1999 Plan and the 2002 Plan. During 2009 and 2008, 12,426 and 76,700 RSUs, respectively, including performance RSUs, were granted under the 2007 Plan. Each RSU, performance RSU and DSU awarded reduces the number of shares available for future grants by 2.9 shares. At December 31, 2009, there were 6,539,985 shares reserved for future grants under the 2007 Plan. A significant majority of the time-vested RSUs granted in 2008 under the 2007 Plan vest on the third anniversary of the date of grant.
     In December 2009, AIG granted 351,259 fully-vested shares of non-transferable AIG Common Stock (restricted stock) under the 2007 Stock Incentive Plan to certain of AIG’s most highly compensated employees and executive officers. The restricted stock becomes transferable either in March 2011 or on the third anniversary of grant in accordance with the terms of the employee’s award.
SICO Plans
     The SICO Plans provide that shares of AIG Common Stock currently held by SICO are set aside for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of shares under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant’s termination of employment with AIG prior to normal retirement age. The SICO Plans are also described in Note 15 herein.
     Although none of the costs of the various benefits provided under the SICO Plans have been paid by AIG, AIG has recorded compensation expense for the deferred compensation amounts payable to AIG employees by SICO, with an offsetting amount credited to Additional paid-in capital reflecting amounts deemed contributed by SICO.
     A significant portion of the awards under the SICO Plans vest the year after the participant reaches age 65, provided that the participant remains employed by AIG through age 65. The portion of the awards for which early payout is available vest on the applicable payout date.
AIG 2009 Form 10-K              320

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AIG DCPPP
     The AIG DCPPP provides share-based compensation to key AIG employees, including senior executive officers.
     The AIG DCPPP contingently allocated a fixed number of time-vested RSUs to each participant if AIG’s cumulative adjusted earnings per share in 2005 and 2006 exceeded that in 2003 and 2004 as determined by AIG’s Compensation Committee. This goal was met, and pursuant to the terms of the DCPPP, 184,842 time-vested RSUs were awarded in 2007. Due to the modification in March 2008, the vesting periods for these RSUs have been shortened to vest in three installments with the final installment vesting in January 2012.
     At December 31, 2009, RSU awards with respect to 107,545 shares remained outstanding.
AIG Partners Plan
     On June 26, 2006, AIG’s Compensation Committee approved two grants under the AIG Partners Plan. The first grant had a performance period that ran from January 1, 2006 through December 31, 2007. The second grant has a performance period that ran from January 1, 2007 through December 31, 2008. In December 2007, the Compensation Committee approved a grant with a performance period from January 1, 2008 through December 31, 2009. The Compensation Committee approved the performance metrics for this grant in the first quarter of 2008. The first and the second grants vest 50 percent on the fourth and sixth anniversaries of the first day of the related performance period. The third grant vests 50 percent on the third and fourth anniversaries of the first day of the performance period. The Compensation Committee approved the performance metrics for the first two grants prior to the date of grant. The measurement of the first two grants is deemed to have occurred on June 26, 2006 when there was mutual understanding of the key terms and conditions of the first two grants. All grants were modified in March 2008. In 2009, 2008 and 2007, no compensation cost was recognized for the second and the third grants under the Partners Plan because the performance threshold for these awards was not met. In 2007, the compensation cost recognized in 2006 was reversed for the first grant under the Partners Plan because the performance threshold for these awards was not met.
RSUs and Performance RSUs Valuation
     The fair value of RSUs and performance RSUs is based on the closing price of AIG stock on the date of grant.
The following table presents a summary of shares relating to outstanding awards unvested under the foregoing plans*:

As of or for	Number of Shares					Weighted Average Grant-Date Fair Value
the Year	Time-			Total	Total				Total	Total
Ended December 31,	vested	AIG	Partners	AIG	SICO	Time-vested	AIG	Partners	AIG	SICO
2009	RSUs	DCPPP	Plan	Plan	Plans	RSUs	DCPPP	Plan	Plans	Plans
Unvested, beginning of year	496,286	165,737	168,162	830,185	378,960	$1,226.23	$1,147.11	$1,004.50	$1,165.52	$1,222.35
Granted	363,685	-	-	363,685	-	31.58	-	-	31.58	-
Vested	(570,763)	(65,808)	(28,009)	(664,580)	(34,623)	535.02	1,042.39	736.05	593.73	681.35
Forfeited	(65,360)	(12,240)	(119,023)	(196,623)	(24,548)	1,196.62	1,145.99	1,077.19	1,121.17	1,204.83
Cancelled	(5,009)	(9)	(162)	(5,180)	-	1,198.54	1,126.52	827.42	1,186.78	-

Unvested, end of year	218,839	87,680	20,968	327,487	319,789	$1,053.11	$1,140.99	$860.62	$1,064.32	$1,219.07

*	Options are reported under the Additional information with respect to AIG’s stock option plans table above. DSUs are reported under Non-Employee Director Stock Awards. For the AIG DCPPP, includes all incremental shares granted. This table excludes 45,913 shares of fully vested restricted stock granted to a senior executive with a weighted average grant-date fair value of $33.51, which was issued under a separate agreement.
321             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The total unrecognized compensation cost (net of expected forfeitures) related to non-vested share-based compensation awards granted under the 2002 Plan, the 2007 Plan, the AIG DCPPP, the AIG Partners Plan and the SICO Plans and the weighted-average periods over which those costs are expected to be recognized are as follows:

At December 31, 2009	Unrecognized
	Compensation	Weighted-	Expected
(in millions)	Cost	Average Period	Period
Plans:
Time-vested RSUs – 2002 Plan	$3	0.63 years	2 years
Time-vested RSUs – 2007 Plan	$58	0.65 years	2 years
AIG DCPPP	$22	0.92 years	2 years
AIG Partners Plan	$8	1.11 years	2 years
Total AIG Plans	$91	0.76 years	2 years
Total SICO Plans	$138	5.42 years	30 years

Liability Awards
     In December 2009, AIG issued to certain of its most highly compensated employees various share-based grants, including restricted stock units, linked to AIG’s stock, but requiring cash settlement. Cash settled awards are recorded as a liability until the final payout is made or the award is replaced with a stock-settled award. At the end of each reporting period, any unsettled award or unvested RSU is remeasured based on the change in fair value of one share of AIG Common Stock and the liability and expense are adjusted accordingly.
Stock Salary
     Stock salary is determined as a dollar amount through the date that salary is earned, accrues at the same time or times as the salary would otherwise be paid in cash and vests immediately upon grant. Stock salary was granted in 2009 to any individual qualifying as a senior executive officer or one of AIG’s next twenty most highly compensated employees (the “Top 25”). Stock salary for a Top 25 employee (other than AIG’s CEO) is settled in three equal installments on the second, third and fourth anniversary of grant, with settlement accelerated by one year if AIG reduces its federal obligations prior to the schedule of installment dates included in the award agreements. Stock salary granted to any individual qualifying as an executive officer or one of AIG’s next 75 most highly compensated employees (“Top 26-100”) is settled on either the first or third anniversary of grant in accordance with the terms of an employee’s award. The 2009 stock salary grants issued in December 2009, were awarded retroactively to January 1, 2009 in the form of immediately vested RSUs, and the number of units awarded was based on the value of AIG Common Stock on the grant date. The RSUs will be settled in cash based on the value of AIG Common Stock on the applicable settlement date.
TARP RSUs and Other Long Term Incentive Plans
     TARP RSUs were granted on December 28, 2009 based on achievement of objective performance metrics and, when vested and transferable, will be settled in 25 percent installments in proportion to AIG’s reduction of its TARP obligations. TARP RSUs granted to the Top 25 vest on the third anniversary of grant, while TARP RSUs granted to the Top 26-100 vest on the second anniversary of grant and are subject to transferability restrictions for an additional year after vesting. As a result, TARP RSUs will be proportionally cash-settled three years from the date of grant for vested participants provided that AIG settles at least 25 percent of its TARP obligation.
AIG 2009 Form 10-K             322

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents a summary of restricted stock units and related expenses pertaining to these Awards:

	Number of Shares
As of or for the Year Ended December 31, 2009	Stock Salary	TARP RSUs*
Unvested, beginning of year	-	-
Granted	1,812,198	367,875
Vested	(1,812,198)	-

Unvested, end of year	-	367,875

Compensation expense for the year (in millions)	$54	$-

*	The total unrecognized compensation cost (net of expected forfeitures) related to unvested TARP RSU awards is $10 million with a weighted-average period of 1.36 years. The cost of the awards is expected to be recognized over approximately three years.
     Additionally, AIG recorded an expense and an obligation of $9 million in December 2009 to certain employees in the Top 26-100 that will be awarded in a fixed number of RSUs in March 2010. These RSUs will be subsequently cash-settled in March 2013 based on the value of AIG Common Stock on the settlement date.
Modifications
     During the first quarter of 2008, AIG reviewed the vesting schedules of its share-based employee compensation plans, and on March 11, 2008, AIG’s management and the Compensation and Management Resources Committee of AIG’s Board of Directors determined that, to fulfill the objective of attracting and retaining high quality personnel, the vesting schedules of certain awards outstanding under these plans and all awards made in the future under these plans should be shortened. AIG also modified the metrics used to determine the level of performance achieved with respect to the AIG Partners Plan.
     For accounting purposes, a modification of the terms or conditions of an equity award is treated as an exchange of the original award for a new award. As a result of this modification, the incremental value related to the remaining affected awards totaled $21 million and will, together with the unamortized originally-measured compensation cost, be amortized over shorter periods. At the time of the modifications net amortization of this cost was estimated to increase by $43 million and $98 million in 2009 and 2008, respectively, with a related reduction in amortization expense of $120 million in 2010 through 2012. However, the actual amount realized in 2009 as a result of forfeitures was $12 million and the related reduction in amortization expense in 2010 through 2012 was revised to $94 million.
19. Employee Benefits
Pension Plans
     AIG, its subsidiaries and certain affiliated companies offer various defined benefit plans to eligible employees based on either completion of a specified period of continuous service or date of hire, subject to age limitations.
     AIG’s U.S. qualified retirement plans are noncontributory defined benefit plans which are subject to the provisions of ERISA. U.S. salaried employees who are employed by a participating company, have attained age 21 and completed twelve months of continuous service are eligible to participate in the plans. Employees generally vest after 5 years of service. Unreduced benefits are paid to retirees at normal retirement (age 65) and are based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Non-U.S. defined benefit plans are generally either based on the employee’s years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee’s job grade and other factors during each year of service.
     AIG also sponsors several unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG’s other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. qualified retirement plan as a result of federal tax limitations on compensation and benefits payable and the
323              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Supplemental Executive Retirement Plan, which provides additional retirement benefits to designated executives. Under the Supplemental Plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG Excess Retirement Income Plan and any comparable plans), Social Security, if any, and from any qualified pension plan of prior employers. AIG has complied with the Special Master’s mandate to freeze future benefits in the non-qualified retirement plans for the Top 100 employees of AIG. The impact to AIG’s financial statements was not significant.
Postretirement Plans
     AIG and its subsidiaries also provide postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age. Overseas, benefits vary by geographic location.
     U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Medical benefits are contributory, while the life insurance benefits are non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain credits for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance, Medicare coordination and a lifetime maximum benefit of $5 million.
AIG 2009 Form 10-K              324

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the funded status of the plans, reconciled to the amount reported in the Consolidated Balance Sheet. The measurement date for most of the non-U.S. defined benefit pension and postretirement plans is November 30, consistent with the fiscal year end of the sponsoring companies. For all other plans, measurement occurs as of December 31.

	Pension				Postretirement(a)

As of or for the Years Ended December 31,	Non-U.S. Plans(b)		U.S. Plans(c)		Non-U.S. Plans		U.S. Plans
(in millions)	2009	2008	2009	2008	2009	2008	2009	2008

Change in projected benefit obligation:
Benefit obligation, beginning of year	$2,080	$1,745	$3,745	$3,156	$101	$79	$285	$257
Service cost	121	112	155	132	11	8	8	8
Interest cost	60	62	219	202	4	4	16	16
Participant contributions	1	4	-	-	-	-	-	-
Actuarial (gain) loss	155	89	108	376	(9)	15	9	21
Plan amendments and mergers	(1)	1	16	-	-	-	(3)	-
Benefits paid:
AIG assets	(57)	(38)	(7)	(25)	(1)	(1)	(17)	(17)
Plan assets	(40)	(40)	(110)	(96)	-	-	-	-
Plan curtailments	(3)	(4)	(119)	-	-	-	(16)	-
Plan settlements	(46)	(25)	(320)	-	-	-	(8)	-
Foreign exchange effect	212	107	-	-	3	(5)	-	-
Other	(169)	67	-	-	(3)	1	-	-

Projected benefit obligation, end of year	$2,313	$2,080	$3,687	$3,745	$106	$101	$274	$285

Change in plan assets:
Fair value of plan assets, at beginning of year	$765	$952	$2,733	$3,129	$-	$-	$-	$-
Actual return on plan assets, net of expenses	49	(205)	541	(334)	-	-	-	-
AIG contributions	146	115	446	59	1	1	17	17
Participant contributions	1	4	-	-	-	-	-	-
Benefits paid:
AIG assets	(57)	(38)	(7)	(25)	(1)	(1)	(17)	(17)
Plan assets	(40)	(40)	(110)	(96)	-	-	-	-
Plan settlements	(46)	(25)	(241)	-	-	-	-	-
Foreign exchange effect	69	5	-	-	-	-	-	-
Other	(137)	(3)	-	-	-	-	-	-

Fair value of plan assets, end of year	$750	$765	$3,362	$2,733	$-	$-	$-	$-

Funded status, end of year	$(1,563)	$(1,315)	$(325)	$(1,012)	$(106)	$(101)	$(274)	$(285)

Amounts recognized in the consolidated balance sheet:
Assets	$23	$32	$-	$-	$-	$-	$-	$-

Liabilities	(1,586)	(1,347)	(325)	(1,012)	(106)	(101)	(274)	(285)

Total amounts recognized	$(1,563)	$(1,315)	$(325)	$(1,012)	$(106)	$(101)	$(274)	$(285)

Pre tax amounts recognized in Accumulated other comprehensive income (loss):
Net loss	$(727)	$(601)	$(921)	$(1,429)	$(10)	$(21)	$(7)	$(12)

Prior service (cost) credit	58	66	(15)	1	(1)	-	(16)	(23)

Total amounts recognized	$(669)	$(535)	$(936)	$(1,428)	$(11)	$(21)	$(23)	$(35)

(a)	AIG does not currently fund postretirement benefits.

(b)	Includes unfunded plans for which the aggregate pension benefit obligation was $990 million and $859 million at December 2009 and 2008, respectively. For 2009 and 2008, approximately 79 percent and 82 percent pertain to Japanese plans, which are not required by local regulation to be funded. The projected benefit obligation for these plans total $785 million and $702 million, respectively.

(c)	Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $224 million and $270 million at December 2009 and 2008, respectively.
325            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the accumulated benefit obligations for non-U.S. and U.S. pension benefit plans:

At December 31,
(in millions)	2009	2008

Non-U.S. pension benefit plans	$2,099	$1,862
U.S. pension benefit plans	$3,131	$3,219

Defined benefit pension plan obligations in which the projected benefit obligation was in excess of the related plan assets and the accumulated benefit obligation was in excess of the related plan assets were as follows:

	PBO Exceeds Fair Value of Plan				ABO Exceeds Fair Value of Plan
	Assets				Assets
At
December 31,	Non-U.S. Plans		U.S. Plans		Non-U.S. Plans		U.S. Plans

(in millions)	2009	2008	2009	2008	2009	2008	2009	2008

Projected benefit obligation	$2,249	$2,000	$3,687	$3,745	$2,216	$1,840	$237	$3,745
Accumulated benefit obligation	2,099	1,800	3,131	3,219	2,035	1,676	192	3,219
Fair value of plan assets	663	652	3,362	2,733	650	519	11	2,733

The following table presents the components of net periodic benefit cost recognized in income and other amounts recognized in Accumulated other comprehensive income (loss) with respect to the defined benefit pension plans and other postretirement benefit plans:

	Pension						Postretirement
	Non-U.S. Plans			U.S. Plans			Non-U.S. Plans			U.S. Plans
(in millions)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007

Components of net periodic benefit cost:
Service cost	$121	$112	$90	$155	$132	$135	$11	$8	$5	$8	$8	$11
Interest cost	60	62	50	219	202	186	4	4	3	16	16	15
Expected return on assets	(31)	(44)	(36)	(226)	(235)	(216)	-	-	-	-	-	-
Amortization of prior service credit	(13)	(11)	(10)	-	(1)	(3)	-	-	-	-	-	(2)
Amortization of transitional obligation	-	-	1	-	-	-	-	-	-	-	-	-
Amortization of net loss	41	29	9	88	22	43	1	-	-	1	-	-
Plan curtailments	(2)	(5)	-	(4)	-	-	-	-	-	1	-	-
Plan settlements	11	4	1	14	-	-	-	-	-	(8)	-	-
Other	1	-	-	-	2	14	-	-	-	-	5	-

Net periodic benefit cost	$188	$147	$105	$246	$122	$159	$16	$12	$8	$18	$29	$24

Total recognized in Accumulated other comprehensive income (loss)	$(134)	$(361)	$10	$492	$(917)	$155	$11	$(16)	$2	$10	$(17)	$7

Total recognized in net periodic benefit cost and other comprehensive income (loss)	$(322)	$(508)	$(95)	$246	$(1,039)	$(4)	$(5)	$(28)	$(6)	$(8)	$(46)	$(17)

     The estimated net loss and prior service credit that will be amortized from Accumulated other comprehensive income into net periodic benefit cost over the next fiscal year are $96 million and $9 million, respectively, for AIG’s combined defined benefit pension plans. For the defined benefit postretirement plans, the estimated amortization from Accumulated other comprehensive income for net loss, prior service credit and transition obligation that will be amortized into net periodic benefit cost over the next fiscal year will be less than $2 million in the aggregate.
     The annual pension expense in 2010 for the AIG U.S. and non-U.S. defined benefit pension plans is expected to be approximately $352 million. A 100 basis point increase in the discount rate or expected long-term rate of return would decrease the 2010 expense by approximately $101 million and $41 million, respectively, with all other items remaining
AIG 2009 Form 10-K            326

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
the same. Conversely, a 100 basis point decrease in the discount rate or expected long-term rate of return would increase the 2010 expense by approximately $110 million and $41 million, respectively, with all other items remaining the same.
Curtailments and Settlements
     In connection with the sale of HSB on March 31, 2009, AIG recognized in income as part of the net gain from the sale, a net settlement gain of $57 million due to the transfer of certain HSB-sponsored pension plans in the first quarter.
     In connection with the sale of 21st Century Insurance Group on July 1, 2009, AIG remeasured certain of its domestic pension and postretirement plans to determine the curtailment and settlement effects. The assumptions used in the remeasurement were the same as those disclosed below except for the discount rate. The discount rate used was 6.25 percent, which was derived from the rounded unadjusted Citigroup Pension Discount Curve at June 30, 2009. The remeasurement resulted in a decrease to Accumulated other comprehensive loss of approximately $123 million and a net loss of approximately $59 million, which was reflected in the loss from the sale of 21st Century. The remeasurement did not have a significant effect on the estimated 2009 expense for the AIG U.S. Retirement Plan.
Assumptions
The following table summarizes the weighted average assumptions used to determine the benefit obligations:

	Pension		Postretirement
	Non-U.S.		Non-U.S.
	Plans*	U.S. Plans	Plans*	U.S. Plans

December 31, 2009
Discount rate	1.75 - 11.25%	6.00%	2.00 - 9.25%	6.00%
Rate of compensation increase	1.50 - 8.00%	4.00%	3.00 - 6.00%	4.00%

December 31, 2008
Discount rate	2.00 - 15.00%	6.00%	1.50 - 7.25%	6.00%
Rate of compensation increase	2.50 - 10.00%	4.25%	3.00 - 4.00%	4.25%

*	The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of each of the subsidiaries providing such benefits.
The following table summarizes assumed health care cost trend rates for the U.S. plans:

At December 31,	2009	2008

Following year:
Medical (before age 65)	8.00%	9.00%
Medical (age 65 and older)	7.00%	7.00%

Ultimate rate to which cost increase is assumed to decline	4.50%	5.00%

Year in which the ultimate trend rate is reached:
Medical (before age 65)	2027 *	2018
Medical (age 65 and older)	2027 *	2018

*	Increase in ultimate trend rate is based on the current expectation of future increases in medical and prescriptions drug costs.
327            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
A one percent point change in the assumed healthcare cost trend rate would have the following effect on AIG’s postretirement benefit obligations:

At December 31,	One Percent		One Percent
	Increase		Decrease

(in millions)	2009	2008	2009	2008

Non-U.S. plans	$13	$14	$(10)	$(11)
U.S. plans	$5	$6	$(4)	$(5)

     AIG’s postretirement plans provide benefits primarily in the form of defined employer contributions rather than defined employer benefits. Changes in the assumed healthcare cost trend rate are subject to caps for U.S. plans. AIG’s non-U.S. postretirement plans are not subject to caps.
The following table presents the weighted average assumptions used to determine the net periodic benefit costs:

At December 31,	Pension			Postretirement
	Non-U.S.			Non-U.S.
	Plans(a)	U.S. Plans		Plans(a)	U.S. Plans

2009
Discount rate	2.00 - 15.00%	6.00%/6.25	%(b)	1.50 - 7.25%	6.00%/6.25	%(b)
Rate of compensation increase	2.50 - 10.00%	4.25%		3.00 - 4.00%	4.25%
Expected return on assets	2.75 - 12.50%	7.75%		N/A	N/A
2008
Discount rate	2.00 - 11.00%	6.50%		2.75 - 6.50%	6.50%
Rate of compensation increase	1.50 - 9.00%	4.25%		3.00 - 3.50%	4.25%
Expected return on assets	2.75 - 9.75%	7.75%		N/A	N/A
2007
Discount rate	2.25 - 10.75%	6.00%		4.00 - 5.75%	6.00%
Rate of compensation increase	1.50 - 10.00%	4.25%		3.00%	4.25%
Expected return on assets	2.50 - 10.50%	8.00%		N/A	N/A

(a)	The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of the subsidiaries providing such benefits.

(b)	As a result of the sale of 21st Century, certain U.S. plans were remeasured utilizing a 6.25 percent discount rate.
Discount Rate Methodology
     The projected benefit cash flows under the U.S. AIG Retirement Plan were discounted using the spot rates derived from the unadjusted Citigroup Pension Discount Curve at December 31, 2009 and 2008 and an equivalent single discount rate was derived that resulted in the same liability. This single discount rate was rounded to the nearest 25 basis points, namely 6.0 percent at both December 31, 2009 and 2008. The rates applied to other U.S. plans were consistent with those discussed above.
     In general, the discount rate for non-U.S. pension plans are selected by reference to high quality corporate bonds in developed markets or local government bonds where developed markets are not as robust or nonexistent. Both funded and unfunded plans for Japan represent over 74 percent and 71 percent of the liabilities of AIG’s non-U.S. pension plans at December 31, 2009 and 2008, respectively. The discount rate of 1.75 percent for Japan was selected by reference to the published Moody’s/S&P AA Corporate Bond Universe at the measurement date based on the duration of the plans’ liabilities.
Plan Assets
     The investment strategy with respect to assets relating to AIG’s U.S. and non-U.S. pension plans is designed to achieve investment returns that will (a) provide for the benefit obligations of the plans over the long term; (b) limit
AIG 2009 Form 10-K             328

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
the risk of short-term funding shortfalls; and (c) maintain liquidity sufficient to address cash needs. Accordingly, the asset allocation strategy is designed to maximize the investment rate of return while managing various risk factors, including but not limited to, volatility relative to the benefit obligations, diversification and concentration, and the risk and rewards profile indigenous to each asset class.
     There were no shares of AIG Common Stock included in the U.S. and non-U.S. pension plans assets at December 31, 2009 or 2008.
U.S. pension plans
     The long-term strategic asset allocation is reviewed and revised approximately every three years. The plans’ assets are monitored by the investment committee of AIG’s Retirement Board and the investment managers, which can entail allocating the plans assets among approved asset classes within pre-approved ranges permitted by the strategic allocation.
     At December 31, 2009, the actual asset allocation for the primary asset classes was 56 percent in equity securities, 25 percent in fixed income securities, 16 percent in other investments, and 3 percent in cash and cash equivalents. The 2010 target asset allocation for the primary asset classes is 45 percent in equity securities, 30 percent in fixed income securities, and 25 percent in other investments, which may include hedge funds, private equity investments, insurance contracts and commodities. The actual allocation may differ from the target allocation at any particular point in time.
     The U.S. pension plans hold a group annuity contract with US Life, an AIG subsidiary, which totaled $34 million and $36 million at December 31, 2009 and 2008, respectively.
     The expected long-term rate of return for the plans was 7.75 percent for both 2009 and 2008. The expected rate of return is an aggregation of expected returns within each asset class category. The expected asset return and any contributions made by AIG together are expected to maintain the plans’ ability to meet all required benefit obligations. The expected asset return with respect to each asset class was developed based on a building block approach that considers historical returns, current market conditions, asset volatility and the expectations for future market returns. While the assessment of the expected rate of return is long-term and thus not expected to change annually, significant changes in investment strategy or economic conditions may warrant such a change.
Non-U.S. pension plans
     The assets of the non-U.S. pension plans are held in various trusts in multiple countries and are invested primarily in equities and fixed income securities to maximize the long-term return on assets for a given level of risk.
     At December 31, 2009, the actual aggregate asset class allocation was 46 percent in equity securities, 27 percent in fixed income securities, 22 percent in other investments and 5 percent in cash and cash equivalents. The 2010 target allocation for the asset classes is 43 percent in equity securities, 29 percent in fixed income securities, 18 percent in other investments (which may include hedge funds, private equity investments, and insurance contracts), 6 percent in real estate, and 4 percent in cash and cash equivalents.
     The expected long-term rates of return for the non-U.S. pension plans ranged from 2.75 percent to 12.50 percent and 2.75 percent to 9.75 percent for the years ended December 31, 2009 and 2008, respectively. The expected rate of return for each country is an aggregation of expected returns within each asset class for such country. For each country, the return with respect to each asset class was developed based on a building block approach that considers historical returns, current market conditions, asset volatility and the expectations for future market returns. While the assessment of the expected rate of return is long-term and thus not expected to change annually, significant changes in investment strategy or economic conditions may warrant such a change. The expected asset return and any contributions made by AIG together are expected to maintain the plan’s ability to meet all required benefit obligations.
     The non-U.S. pension plans hold an insurance contract with AIG Star Life, an AIG subsidiary, which totaled $79 million and $90 million at December 31, 2009 and 2008, respectively.
329            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Assets Measured at Fair Value
     In accordance with the accounting standard on Employers’ Disclosures about Postretirement Benefit Plan Assets, AIG is required to disclose the level of the fair value measurement of its plan assets. The inputs and methodology used in determining the fair value of the plan assets are consistent with those used by AIG to measure its assets as noted in Note 5 herein.
The following table presents information about AIG’s plan assets based on the level within the fair value hierarchy in which the fair value measurement falls:

	Non-U.S. Plans				U.S. Plans
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

At December 31, 2009
Assets:
Cash & cash equivalents	$36	$-	$-	$36	$85	$2	$-	$87
Equity securities:
U.S.(a)	89	-	-	89	1,420	50	-	1,470
International(b)	219	35	-	254	392	16	-	408
Fixed income securities:
U.S. investment grade(c)	-	9	-	9	-	422	1	423
International investment grade(c)	-	114	-	114	-	-	-	-
U.S. high yield(d)	-	-	-	-	-	132	1	133
International high yield	-	79	-	79	-	-	-	-
Mortgage backed securities(e)	-	-	-	-	-	240	52	292
Other asset-backed	-	-	-	-	-	5	-	5
Other investment types:
Hedge funds(f)	-	21	-	21	-	302	-	302
Commodities	-	-	-	-	-	33	-	33
Real estate	-	-	19	19	-	-	-	-
Private equity(g)	-	-	21	21	-	-	175	175
Insurance contracts	-	79	29	108	-	34	-	34

Total	$344	$337	$69	$750	$1,897	$1,236	$229	$3,362

(a)	Includes index funds that primarily track several indices including S&P 500 and S&P 600 in addition to other actively managed accounts, comprised of investments in large cap companies.

(b)	Includes investments in companies in emerging and developed markets.

(c)	Represents investments in U.S. and non-U.S. government issued bonds, U.S. government agency or sponsored agency bonds, and investment grade corporate bonds.

(d)	Consists primarily of investments in securities or debt obligations that have a rating below investment grade.

(e)	Comprised primarily of investments that are guaranteed by a U.S. government agency.

(f)	Includes funds comprised of macro, event driven, long/short equity, and controlled risk hedge fund strategies and a separately managed controlled risk strategy.

(g)	Includes funds that are diverse by geography, investment strategy, and sector.
     The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. Based on AIG’s investment strategy, AIG has no significant concentrations of risks.
AIG 2009 Form 10-K            330

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Changes in Level 3 fair value measurements
The following table presents changes in AIG’s non-U.S. and U.S. Level 3 plan assets measured at fair value:

						Changes in
						Unrealized
						Gains
						(Losses) on
		Net	Purchases,			Instruments
	Balance at	Realized and	Sales,		Balance at	Held at
	January 1,	Unrealized	Issuances and	Transfers	December 31,	December 31,
(in millions)	2009	Gains (Losses)	Settlements-Net	In (Out)	2009	2009

Non-U.S. Plan Assets:
Real estate	$22	$(3)	$-	$-	$19	$(3)
Private equity	17	4	-	-	21	-
Insurance contracts	24	2	3	-	29	-

Total	$63	$3	$3	$-	$69	$(3)

U.S. Plan Assets:
Fixed income
U.S. investment grade	$3	$1	$(3)	$-	$1	$-
U.S. high yield	1	-	-	-	1	-
Mortgage backed securities	19	4	(6)	35	52	(44)
Other asset-backed securities	30	(1)	(34)	5	-	-
Equities — U.S.	1	-	-	(1)	-	-
Private equity	159	33	(18)	1	175	(19)

Total	$213	$37	$(61)	$40	$229	$(63)

Expected Cash Flows
     Funding for the U.S. pension plan ranges from the minimum amount required by ERISA to the maximum amount that would be deductible for U.S. tax purposes. This range is generally not determined until the fourth quarter. Contributed amounts in excess of the minimum amounts are deemed voluntary. Amounts in excess of the maximum amount would be subject to an excise tax and may not be deductible under the Internal Revenue Code. Supplemental and excess plans’ payments and postretirement plan payments are deductible when paid.
     During 2009 AIG contributed $592 million to its U.S. and non-U.S. pension plans. The annual pension contribution in 2010 is expected to be approximately $134 million for non-U.S. and certain U.S. plans. These estimates are subject to change, since contribution decisions are affected by various factors including AIG’s liquidity, asset dispositions, market performance and management’s discretion.
The expected future benefit payments, net of participants’ contributions, with respect to the defined benefit pension plans and other postretirement benefit plans, are as follows:

	Pension		Postretirement
	Non-U.S.	U.S.	Non-U.S.	U.S.
(in millions)	Plans	Plans	Plans	Plans

2010	$108	$130	$1	$19
2011	114	142	1	20
2012	120	155	2	20
2013	130	169	2	21
2014	132	182	2	22
2015 - 2019	710	1,141	13	126

331            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Defined Contribution Plans
     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees’ years of service. Pre-tax expense associated with this plan was $109 million, $124 million and $114 million in 2009, 2008 and 2007, respectively.
20. Ownership and Transactions With Related Parties
     (a) Ownership: According to the Schedule 13D filed on June 5, 2009 by Maurice R. Greenberg, Edward E. Matthews, Starr International Company, Inc. (Starr International), C.V. Starr & Co. (CV Starr), Inc., Universal Foundation, Inc. (Universal Foundation), The Maurice R. and Corinne P. Greenberg Family Foundation, Inc., Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC and C.V. Starr & Co., Inc. Trust, Mr. Greenberg, Mr. Matthews, Starr International, CV Starr and Universal Foundation could be deemed to beneficially own 14,146,455 shares of AIG Common Stock at that date. Based on the shares of AIG Common Stock outstanding at January 29, 2010, this ownership would represent approximately 10.5 percent of the common stock of AIG. Although these reporting persons may have made filings under Section 16 of the Securities Exchange Act of 1934 (the Exchange Act), reporting sales of shares of common stock, no amendment to the Schedule 13D has been filed to report a change in ownership subsequent to June 5, 2009.
     (b) Reinsurance: Following its deconsolidation, after confirmation from the New York Insurance Department that AIG is not considered to control Transatlantic notwithstanding AIG’s ownership of 13.9 percent of Transatlantic’s common stock outstanding, AIG no longer considers Transatlantic to be a related party. At December 31, 2009, AIG’s credit exposure to Transatlantic in the form of uncollateralized reinsurance assets totaled approximately $1.6 billion and Transatlantic represented AIG’s largest third-party reinsurer. Transatlantic’s core operating subsidiaries have financial strength ratings of A by A.M. Best and A+ by S&P.
     (c) For discussion of the AIG Series C Preferred Stock and the ownership by the Trust, see Note 16 herein.
21. Federal Income Taxes
The following table presents income (loss) from continuing operations before income tax expense (benefit) by U.S. and foreign location in which such pretax income (loss) was generated.

Years ended December 31,
(in millions)	2009	2008	2007

U.S.	$(16,993)	$(105,179)	$(3,957)
Foreign	3,345	(1,349)	12,091

Total	$(13,648)	$(106,528)	$8,134

AIG 2009 Form 10-K            332

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the provision for income taxes:

Years Ended December 31,
(in millions)	2009	2008	2007

Foreign and U.S. components of actual income tax expense:
Foreign:
Current	$1,723	$1,534	$3,119
Deferred	481	(2,329)	311
U.S.:
Current	58	169	61
Deferred	(4,140)	(8,268)	(2,224)

Total	$(1,878)	$(8,894)	$1,267

AIG’s actual income tax (benefit) expense from continuing operations differs from the statutory U.S. federal amount computed by applying the federal income tax rate due to the following:

Years Ended December 31,	2009		2008		2007
		Percent		Percent		Percent
		of Pre-tax		of Pre-tax		of Pre-tax
		Income		Income		Income
(dollars in millions)	Amount	(loss)	Amount	(loss)	Amount	(loss)

U.S. federal income tax at statutory rate	$(4,776)	35.0%	$(37,284)	35.0%	$2,847	35.0%
Adjustments:
Valuation allowance	2,916	(21.4)	20,673	(19.4)	-	-
Uncertain tax positions	893	(6.5)	1,113	(1.0)	621	7.6
Tax exempt interest	(680)	5.0	(843)	0.8	(823)	(10.1)
Variable interest entity (income) loss	435	(3.2)	279	(0.3)	(312)	(3.8)
State income taxes	189	(1.4)	(63)	0.1	45	0.6
Investment in subsidiaries	(845)	6.2	4,341	(4.1)	(37)	(0.5)
Effect of foreign operations	(146)	1.1	(454)	0.4	(432)	(5.3)
Dividends received deduction	(147)	1.1	(144)	0.1	(129)	(1.6)
Other	283	(2.1)	3,488	(3.3)	(513)	(6.3)

Actual income tax expense (benefit)	$(1,878)	13.8%	$(8,894)	8.3%	$1,267	15.6%

     The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2009 was lower than the statutory rate of 35 percent due primarily to increases in the valuation allowance and reserve for uncertain tax positions, partially offset by tax exempt interest and the change in investment in subsidiaries which was principally related to changes in the estimated U.S. tax liability with respect to the potential sale of subsidiaries.
     The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2008 was lower than the statutory rate of 35 percent due primarily to the change in investment in subsidiaries and a valuation allowance to reduce deferred tax assets to the amount that AIG believes is more likely than not to be realized.
     The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2007 was lower than the statutory rate of 35 percent due primarily to increases in tax exempt interest and the effect of foreign operations, partially offset by an increase in uncertain tax positions.
     In connection with AIG’s restructuring and anticipated sales of certain of its businesses, at December 31, 2008, AIG recorded a deferred tax liability reflecting the difference between the carrying value of each company expected to be sold and its tax basis (i.e., its outside basis difference). AIG recorded $4.3 billion of tax expense in 2008 associated with the change in indefinite reinvestment assertions and realization assumptions related to the outside basis differences in foreign affiliates. During 2009, AIG recorded a $900 million tax benefit, of which $800 million is related
333            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
to the outside basis difference in U.S. companies and joint ventures, and $100 million related to the tax effect of the unremitted earnings of foreign affiliates and the effect of actual dispositions.
     Included in Additional paid-in capital is a deferred tax charge primarily related to the step-up in tax basis of assets associated with the AIA and ALICO SPV transactions and the related tax valuation allowance provided with respect to ALICO, offset by the tax effect of those transactions on the outside basis difference of certain AIG subsidiaries.
The following table presents the components of the net deferred tax asset:

December 31,
(in millions)	2009	2008

Deferred tax assets:
Losses and tax credit carryforwards	$26,204	$25,632
Unrealized loss on investments	8,651	12,401
Adjustment to life policy reserves	2,794	3,226
Accruals not currently deductible, and other	2,616	1,454
Investments in foreign subsidiaries and joint ventures	2,194	-
Loss reserve discount	1,613	2,105
Loan loss and other reserves	1,461	1,166
Unearned premium reserve reduction	1,467	1,179
Employee benefits	1,088	1,163
Unrealized losses related to available-for-sale debt securities	-	3,649

Total deferred tax assets*	48,088	51,975

Deferred tax liabilities:
Deferred policy acquisition costs	(12,110)	(11,462)
Flight equipment, fixed assets and intangible assets	(5,030)	(5,593)
Unrealized gains related to available-for-sale debt securities	(835)	-
Investments in foreign subsidiaries and joint ventures	-	(2,321)
Other	(524)	(717)

Total deferred tax liabilities	(18,499)	(20,093)

Net deferred tax asset before valuation allowance	29,589	31,882
Valuation allowance	(23,705)	(20,896)

Net deferred tax asset	$5,884	$10,986

*	AIG has federal net operating loss carryforwards as of December 31, 2009 and 2008 in the amount of $35.2 billion and $47.3 billion, and unused foreign tax credits of $2.8 billion and $2.2 billion, respectively. Net operating loss carryforwards may be carried forward for twenty years from the date they were incurred while unused foreign tax credits may be carried forward for ten years from the date they were incurred. As of December 31, 2009, AIG has capital loss carryforwards of $22.4 billion, which will primarily expire in four years. AIG has recorded deferred tax assets for general business credits of $257 million and $260 million, and deferred tax assets for minimum tax credits of $188 million and $250 million for the years ending December 31, 2009 and 2008, respectively. Unused general business credits will expire in twenty years, while unused minimum tax credits are available for future use without expiration.
Valuation Allowances on Deferred Tax Assets:
     The application of U.S. GAAP requires AIG to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.
AIG 2009 Form 10-K            334

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     When making its assessment about the realization of its deferred tax assets at December 31, 2009, AIG considered all available evidence, as required by income tax accounting guidance, including:
•	the nature, frequency, and severity of current and cumulative financial reporting losses;
•	transactions completed, including the AIA and ALICO SPV transactions on December 1, 2009 and the sale of the Otemachi building in Tokyo, and transactions expected to be completed in the near future;
•	the carryforward periods for the net operating and capital loss and foreign tax credit carryforwards; and
•	tax planning strategies that would be implemented, if necessary, to protect the loss of the deferred tax assets.
     Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require AIG to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to AIG’s consolidated financial condition or its results of operations for an individual reporting period.
     At December 31, 2009 and 2008, AIG recorded consolidated net deferred tax assets after valuation allowances of $5.9 billion and $11 billion, respectively. At December 31, 2009 and 2008, AIG recorded consolidated deferred tax asset valuation allowances of $23.7 billion and $20.9 billion, respectively.
     At December 31, 2009 and 2008, AIG’s U.S. consolidated income tax group had net deferred tax assets after valuation allowance of $8.2 billion and $10.2 billion, respectively. Realization of AIG’s net deferred tax asset depends upon its ability to generate sufficient earnings from transactions expected to be completed in the near future and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets, but does not depend on projected future operating income.
     At December 31, 2009 and 2008, AIG had net deferred tax liabilities of $2.7 billion and $2.8 billion, respectively, related to foreign subsidiaries, certain domestic subsidiaries that file separate tax returns and state and local tax obligations, and $413 million and $3.6 billion, respectively, of deferred tax assets related to items of other comprehensive income.
     At December 31, 2009 and 2008, AIG had deferred tax asset valuation allowances of $3.3 billion and $0.3 billion, respectively, related to foreign subsidiaries, certain domestic subsidiaries that file separate tax returns and state and local tax obligations.
     At December 31, 2009 and 2008, AIG had deferred tax assets related to stock compensation of $178 million and $239 million, respectively. Due to AIG’s current stock price, these deferred tax assets may not be realizable in the future. The accounting guidance for share based payments precludes AIG from recognizing an impairment charge on these assets until the related stock awards are exercised, vest or expire. Any charge associated with the deferred tax assets is reported in Additional paid-in capital until the pool of previously recognized tax benefits recorded in Additional paid-in capital is reduced to zero. Income tax expense would be recognized for any additional charge. At December 31, 2009 and 2008, the pool of previously recognized tax benefits recorded in Additional paid-in capital was $142.6 million and $242.4 million, respectively.
Tax Examinations and Litigation
     AIG and its eligible U.S. subsidiaries file a consolidated U.S. federal income tax return. Several U.S. subsidiaries included in the consolidated financial statements file separate U.S. federal income tax returns and are not part of the AIG U.S. consolidated income tax group. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable U.S. and foreign law.
335            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     The statute of limitations for all tax years prior to 2000 has now expired for AIG’s consolidated federal income tax return. AIG is currently under examination for the tax years 2000 through 2005.
     In April 2008, AIG filed a refund claim for years 1997 through 2006. A refund claim filed in June 2007 for years 1991 through 1996 is pending. These refund claims relate to the tax effects of the restatements of AIG’s 2004 and prior financial statements.
     On March 20, 2008, AIG received a Statutory Notice of Deficiency (Notice) from the IRS for years 1997 to 1999. The Notice asserted that AIG owes additional taxes and penalties for these years primarily due to the disallowance of foreign tax credits associated with cross-border financing transactions. The transactions that are the subject of the Notice extend beyond the period covered by the Notice, and it is likely that the IRS will seek to challenge these later periods. It is also possible that the IRS will consider other transactions to be similar to these transactions. AIG has paid the assessed tax plus interest and penalties for 1997. On February 26, 2009, AIG filed a complaint in the United States District Court for the Southern District of New York seeking a refund of approximately $306 million in taxes, interest and penalties paid with respect to its 1997 taxable year. AIG alleges that the IRS improperly disallowed foreign tax credits and that AIG’s taxable income should be reduced as a result of AIG’s 2005 restatement of its consolidated financial statements. AIG has also paid additional taxes, interest, and penalties assessed for 1998 and 1999. AIG will vigorously defend its position, and continues to believe that it has adequate reserves for any liability that could result from the IRS actions.
Accounting for Uncertainty in Income Taxes
The following table presents a rollforward of the beginning and ending balances of the total amounts of gross unrecognized tax benefits:

Year Ended December 31,
(in millions)	2009	2008	2007

Gross unrecognized tax benefits, beginning of year	$3,368	$1,310	$1,138
Agreed audit adjustments with taxing authorities included in the beginning balance	-	-	(188)
Increases in tax positions for prior years	1,628	1,339	626
Decreases in tax positions for prior years	(176)	(314)	(189)
Increases in tax positions for current year	142	1,092	82
Lapse in statute of limitations	(47)	(26)	(1)
Settlements	(9)	(25)	(178)
Activity of discontinued operations	(2)	(8)	20
Unrecognized tax benefits of held-for-sale entities	(61)	-	-

Gross unrecognized tax benefits, end of year	$4,843	$3,368	$1,310

     At December 31, 2009, 2008 and 2007, AIG’s unrecognized tax benefits, excluding interest and penalties, were $4.8 billion, $3.4 billion, and $1.3 billion, respectively. AIG’s unrecognized tax benefits, excluding interest and penalties, increased in 2009 by approximately $1.4 billion primarily due to foreign tax credits associated with cross border financing transactions, income and expense allocations across tax jurisdictions and taxable years, and tax matters related to tax jurisdictions other than federal. At December 31, 2009, 2008 and 2007, AIG’s unrecognized tax benefits included $1.4 billion, $665 million and $299 million, respectively, related to tax positions the disallowance of which would not affect the effective tax rate as they relate to such factors as the timing, rather than the permissibility, of the deduction. Accordingly, at December 31, 2009, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $3.4 billion, $2.7 billion and $1.0 billion, respectively.
     Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2009 and 2008, AIG had accruals of $835 million and $426 million, respectively, for the payment of interest (net of the federal benefit) and penalties. For the years ended December 31, 2009, 2008 and 2007, AIG recognized $399 million,
AIG 2009 Form 10-K            336

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
$201 million and $170 million, respectively, of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income (Loss).
     AIG continually evaluates adjustments proposed by taxing authorities in arriving at its estimate of unrecognized tax benefits and related reserves at each period end. The effects of any adjustments resulting in a loss are generally accrued for as part of the unrecognized tax benefits or related reserves. However, the effects of any unanticipated adjustments or the resolution of adjustments compared to AIG’s estimates could be material to AIG’s consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.
Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2009	Open Tax Years

Major Tax Jurisdiction
United States	2000 - 2008
France	2006 - 2008
Hong Kong	2003 - 2008
Japan	2004 - 2008
Korea	2005 - 2008
Malaysia	2002 - 2008
Singapore	2001 - 2008
Taiwan	2003 - 2008
Thailand	2007 - 2008
United Kingdom	2007 - 2008

337            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
22. Quarterly Financial Information (Unaudited)
Consolidated Statements of Income (Loss)

	Three Months Ended
	March 31,		June 30,		September 30,		December 31,
(dollars in millions, except per share data)	2009	2008	2009	2008	2009	2008	2009	2008

Total revenues	$18,570	$12,255	$27,743	$18,325	$25,329	$34	$24,362	$(23,718)
Income (loss) from continuing operations before income taxes	(6,210)	(11,207)	520	(8,687)	(356)	(27,509)	(7,602)	(59,125)
Income (loss) from discontinued operations, net of tax	(77)	(40)	594	(54)	(66)	(1,870)	(994)	(789)
Net income (loss)	(5,133)	(7,727)	1,845	(5,399)	(15)	(24,705)	(9,010)	(62,556)
Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	-	-	-	-	140	-
Other	(772)	75	10	(30)	(471)	(208)	(294)	(781)

Total income (loss) from continuing operations attributable to noncontrolling interests	(772)	75	10	(30)	(471)	(208)	(154)	(781)
Net income (loss) attributable to AIG	$(4,353)	$(7,805)	$1,822	$(5,357)	$455	$(24,468)	$(8,873)	$(61,659)

Earnings (loss) per common share:
Basic
Income (loss) from continuing operations	$(39.16)	$(61.41)	$1.44	$(40.81)	$0.78	$(167.40)	$(58.05)	$(454.01)
Income (loss) from discontinued operations	$(0.51)	$(0.34)	$0.86	$(0.32)	$(0.10)	$(13.62)	$(7.46)	$(4.98)
Diluted
Income (loss) from continuing operations	$(39.16)	$(61.41)	$1.44	$(40.81)	$0.77	$(167.40)	$(58.05)	$(454.01)
Income (loss) from discontinued operations	$(0.51)	$(0.34)	$0.86	$(0.32)	$(0.09)	$(13.62)	$(7.46)	$(4.98)

Weighted average shares outstanding:
Basic	135,252,869	126,400,579	135,281,740	130,248,736	135,293,841	135,169,101	135,446,727	135,207,631
Diluted	135,252,869	126,400,579	135,336,440	130,248,736	135,456,372	135,169,101	135,446,727	135,207,631

Noteworthy quarterly items income (expense):
Credit valuation adjustment	$1,787	$28	$(37)	$(474)	$(645)	$(987)	$393	$(7,829)
Other-than-temporary impairments	(3,929)	(5,317)	(974)	(6,508)	(1,746)	(19,226)	(1,130)	(17,598)
Net gain (loss) on sale of divested businesses	250	-	(566)	-	(885)	-	(70)	-
Adjustment to deferred tax valuation allowance	(1,633)	-	1,829	-	(430)	(3,329)	(2,682)	(17,344)
Accelerated amortization of prepaid commitment asset	-	-	-	-	-	-	(5,185)	(6,576)

Out of period adjustments
     As discussed in Note 1, AIG recorded out of period adjustments affecting previously reported 2009 quarterly results.
23. Information Provided in Connection With Outstanding Debt
     The following condensed consolidating financial statements reflect the results of AIG Life Holdings (US), Inc. (AIGLH), formerly known as American General Corporation, a holding company and a wholly owned subsidiary of AIG. AIG provides a full and unconditional guarantee of all outstanding debt of AIGLH.
AIG 2009 Form 10-K            338

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Condensed Consolidating Balance Sheet

	American
	International
	Group, Inc.		Other		Consolidated
(in millions)	(As Guarantor)	AIGLH(a)	Subsidiaries	Eliminations	AIG

December 31, 2009
Assets:
Investments(a)	$10,702	$-	$736,977	$(146,514)	$601,165
Cash	57	2	4,341	-	4,400
Loans to subsidiaries(b)	72,926	-	(72,926)	-	-
Debt issuance costs, including prepaid commitment asset of $7,099	7,383	-	159	-	7,542
Investment in consolidated subsidiaries(b)	71,419	28,580	(980)	(99,019)	-
Other assets, including current and deferred income taxes	10,986	2,618	164,670	(175)	178,099
Assets of businesses held for sale	-	-	56,379	-	56,379

Total assets	$173,473	$31,200	$888,620	$(245,708)	$847,585

Liabilities:
Insurance liabilities	$-	$-	$461,706	$(409)	$461,297
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	-	4,739	-	4,739
Federal Reserve Bank of New York credit facility	23,435	-	-	-	23,435
Other debt	45,435	2,097	210,513	(144,747)	113,298
Other liabilities, including intercompany balances(a)(d)	34,779	4,209	60,134	(1,940)	97,182
Liabilities of businesses held for sale	-	-	48,599	-	48,599

Total liabilities	103,649	6,306	785,691	(147,096)	748,550

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	-	-	177	782	959

Total AIG shareholders’ equity	69,824	24,894	83,303	(108,197)	69,824
Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interest held by Federal Reserve Bank of New York	-	-	15,596	8,944	24,540
Other (including $2.2 billion associated with businesses held for sale in 2009)	-	-	3,853	(141)	3,712

Total noncontrolling interests	-	-	19,449	8,803	28,252

Total equity	69,824	24,894	102,752	(99,394)	98,076

Total liabilities and equity	$173,473	$31,200	$888,620	$(245,708)	$847,585

December 31, 2008
Assets:
Investments(a)	$16,110	$-	$753,181	$(132,379)	$636,912
Cash	103	-	8,539	-	8,642
Loans to subsidiaries(b)	64,283	-	(64,283)	-	-
Debt issuance costs, including prepaid commitment asset of $15,458	15,743	-	172	-	15,915
Investment in consolidated subsidiaries(b)	65,724	23,256	34,499	(123,479)	-
Other assets	11,707	2,626	184,923	(307)	198,949

Total assets	$173,670	$25,882	$917,031	$(256,165)	$860,418

Liabilities:
Insurance liabilities	$-	$-	$503,171	$(103)	$503,068
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	-	15,105	-	15,105
Federal Reserve Bank of New York credit facility	40,431	-	-	-	40,431
Other debt	47,928	2,097	219,596	(131,954)	137,667
Other liabilities, including intercompany balances(a)(b)	32,601	3,063	64,804	953	101,421

Total liabilities	120,960	5,160	802,676	(131,104)	797,692

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	-	-	1,921	-	1,921

Total AIG shareholders’ equity	52,710	20,722	103,489	(124,211)	52,710
Noncontrolling interests	-	-	8,945	(850)	8,095

Total equity	52,710	20,722	112,434	(125,061)	60,805

Total liabilities and equity	$173,670	$25,882	$917,031	$(256,165)	$860,418

(a)	Certain reclassifications have been made to prior period amounts to conform to the current period presentation.

(b)	Includes intercompany derivative positions, which are reported at fair value before credit valuation adjustment.

(c)	Eliminated in consolidation.

(d)	For 2009 and 2008, includes intercompany tax payable of $28.7 billion and $26.4 billion, respectively, for American International Group, Inc. (As Guarantor) and $266 million and $255 million, respectively, for AIGLH.
339             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Condensed Consolidating Statement of Income (Loss)

	American
	International
	Group, Inc.		Other		Consolidated
(in millions)	(As Guarantor)	AIGLH	Subsidiaries	Eliminations	AIG

Year Ended December 31, 2009
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$(3,479)	$(472)	$-	$3,951	$-
Dividend income from consolidated subsidiaries(a)	2,002	169	-	(2,171)	-
Change in fair value of ML III	(1,401)	-	1,820	-	419
Other revenue(b)	4,166	199	91,220	-	95,585

Total revenues	1,288	(104)	93,040	1,780	96,004

Expenses:
Accrued and compounding interest	2,022	-	-	-	2,022
Amortization of prepaid commitment asset	8,359	-	-	-	8,359

Total Interest expense on FRBNY Credit Facility	10,381	-	-	-	10,381
Other interest expense	2,496	355	2,137	-	4,988
Restructuring expenses and related asset impairment and other expenses	407	-	979	-	1,386
Other expense	1,230	-	91,667	-	92,897

Total expenses	14,514	355	94,783	-	109,652

Income (loss) from continuing operations before income tax expense (benefit)	(13,226)	(459)	(1,743)	1,780	(13,648)
Income tax expense (benefit)(c)	(2,277)	15	384	-	(1,878)

Income (loss) from continuing operations	(10,949)	(474)	(2,127)	1,780	(11,770)
Income (loss) from discontinued operations	-	-	(543)	-	(543)

Net income (loss)	(10,949)	(474)	(2,670)	1,780	(12,313)
Less:
Net Income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	96	44	140
Other	-	-	(1,527)	-	(1,527)

Total income (loss) from continuing operations attributable to noncontrolling interests	-	-	(1,431)	44	(1,387)
Income (loss) from discontinued operations attributable to noncontrolling interests	-	-	23	-	23

Total net income (loss) attributable to noncontrolling interests	-	-	(1,408)	44	(1,364)

Net income (loss) attributable to AIG	$(10,949)	$(474)	$(1,262)	$1,736	$(10,949)

Year Ended December 31, 2008
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$(61,542)	$(17,027)	$-	$78,569	$-
Dividend income from consolidated subsidiaries(a)	2,401	75	-	(2,476)	-
Change in fair value of ML III	(900)	-	-	-	(900)
Other revenue(b)	(2,931)	198	10,529	-	7,796

Total revenues	(62,972)	(16,754)	10,529	76,093	6,896

AIG 2009 Form 10-K             340

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	American
	International
	Group, Inc.		Other		Consolidated
(in millions)	(As Guarantor)	AIGLH	Subsidiaries	Eliminations	AIG

Expenses:
Accrued and compounding interest	2,116	-	-	-	2,116
Amortization of prepaid commitment asset	9,279	-	-	-	9,279

Total Interest expense on FRBNY Credit Facility	11,395	-	-	-	11,395
Other interest expense	2,393	275	2,944	-	5,612
Restructuring expenses and related asset impairment and other expenses	189	-	615	-	804
Other expenses	2,706	15	92,892	-	95,613

Total expenses	16,683	290	96,451	-	113,424

Income (loss) from continuing operations before income tax expense (benefit)	(79,655)	(17,044)	(85,922)	76,093	(106,528)
Income tax expense (benefit)(c)	19,634	(17)	(28,511)	-	(8,894)

Income (loss) from continuing operations	(99,289)	(17,027)	(57,411)	76,093	(97,634)
Income (loss) from discontinued operations	-	-	(2,753)	-	(2,753)

Net income (loss)	(99,289)	(17,027)	(60,164)	76,093	(100,387)
Less: Net income (loss) attributable to noncontrolling interests Income (loss) from continuing operations attributable to noncontrolling interests	-	-	(944)	-	(944)
Income (loss) from discontinued operations attributable to noncontrolling interests	-	-	(154)	-	(154)

Total net income (loss) attributable to noncontrolling interests	-	-	(1,098)	-	(1,098)

Net loss attributable to AIG	$(99,289)	$(17,027)	$(59,066)	$76,093	$(99,289)

Year Ended December 31, 2007
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$3,121	$(27)	$-	$(3,094)	$-
Dividend income from consolidated subsidiaries(a)	4,694	1,358	-	(6,052)	-
Other revenue(b)	(277)	203	103,706	-	103,632

Total revenues	7,538	1,534	103,706	(9,146)	103,632

Expenses:
Other interest expense	1,341	340	3,070	-	4,751
Other expenses	770	15	89,962	-	90,747

Total expenses	2,111	355	93,032	-	95,498

Income (loss) from continuing operations before income tax expense (benefit)	5,427	1,179	10,674	(9,146)	8,134
Income tax expense (benefit)(c)	(773)	248	1,792	-	1,267

Income (loss) from continuing operations	6,200	931	8,882	(9,146)	6,867
Income (loss) from discontinued operations	-	-	621	-	621

Net income (loss)	6,200	931	9,503	(9,146)	7,488
Less: Net income (loss) attributable to noncontrolling interests Income (loss) from continuing operations attributable to noncontrolling interests	-	-	1,259	-	1,259
Income (loss) from discontinued operations attributable to noncontrolling interests	-	-	29	-	29

Total net income (loss) attributable to noncontrolling interests	-	-	1,288	-	1,288

Net income (loss) attributable to AIG	$6,200	$931	$8,215	$(9,146)	$6,200

(a)	Eliminated in consolidation.

(b)	Includes Interest income of $4.1 billion, $2.7 billion, and $714 million for 2009, 2008, and 2007, respectively, for American International Group, Inc. (As Guarantor).

(c)	Income taxes recorded by the Parent company include deferred tax expense attributable to the potential sale of foreign and domestic businesses and a valuation allowance to reduce the consolidated deferred tax asset to the amount more likely than not to be realized. See Note 21 herein for additional information.
341             AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Condensed Consolidating Statement of Cash Flows

	American		Other
	International		Subsidiaries
	Group, Inc.		and
(in millions)	(As Guarantor)	AIGLH	Eliminations	Consolidated AIG

Year Ended December 31, 2009
Net cash (used in) provided by operating activities – continuing operations	$(1,393)	$(120)	$16,824	$15,311
Net cash (used in) provided by operating activities – discontinued operations	-	-	3,273	3,273

Net cash (used in) provided by operating activities	(1,393)	(120)	20,097	18,584

Cash flows from investing activities:
Sales of investments	1,981	-	113,684	115,665
Sales of divested businesses, net	857	169	4,252	5,278
Purchase of investments	(400)	-	(109,432)	(109,832)
Loans to subsidiaries – net	(5,927)	-	5,927	-
Other, net*	(5,136)	(2,350)	4,715	(2,771)

Net cash (used in) provided by investing activities – continuing operations	(8,625)	(2,181)	19,146	8,340
Net cash (used in) provided by investing activities – discontinued operations	-	-	(2,562)	(2,562)

Net cash (used in) provided by investing activities	(8,625)	(2,181)	16,584	5,778

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	32,526	-	-	32,526
Federal Reserve Bank of New York credit facility repayments	(26,400)	-	(26)	(26,426)
Issuance of other long-term debt	-	-	4,544	4,544
Repayments on other long-term debt	(2,931)	-	(20,981)	(23,912)
Drawdown on the Department of the Treasury Commitment	5,344	-	-	5,344
Intercompany loans – net	1,554	1,103	(2,657)	-
Other, net	(121)	1,200	(22,322)	(21,243)

Net cash (used in) provided by financing activities – continuing operations	9,972	2,303	(41,442)	(29,167)
Net cash (used in) provided by financing activities – discontinued operations	-	-	170	170

Net cash (used in) provided by financing activities	9,972	2,303	(41,272)	(28,997)

Effect of exchange rate changes on cash	-	-	533	533

Change in cash	(46)	2	(4,058)	(4,102)
Cash at beginning of year	103	-	8,539	8,642

Reclassification to assets held for sale	-	-	(140)	(140)

Cash at end of year	$57	$2	$4,341	$4,400

Year Ended December 31, 2008
Net cash (used in) provided by operating activities – continuing operations	$284	$(27)	$(3,297)	$(3,040)
Net cash (used in) provided by operating activities – discontinued operations	-	-	2,918	2,918

Net cash (used in) provided by operating activities	284	(27)	(379)	(122)

Cash flows from investing activities:
Sales of investments	1,017	-	193,244	194,261
Funding to establish Maiden Lane III LLC	(5,000)	-	-	(5,000)
Purchase of investments	(4,200)	-	(181,579)	(185,779)
Loans to subsidiaries – net	(76,358)	-	76,358	-
Other, net*	(9,797)	(16)	58,005	48,192

Net cash (used in) provided by investing activities – continuing operations	(94,338)	(16)	146,028	51,674
Net cash (used in) provided by investing activities – discontinued operations	-	-	(4,498)	(4,498)

Net cash (used in) provided by investing activities	(94,338)	(16)	141,530	47,176

AIG 2009 Form 10-K             342

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	American		Other
	International		Subsidiaries
	Group, Inc.		and
(in millions)	(As Guarantor)	AIGLH	Eliminations	Consolidated AIG

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	96,650	-	-	96,650
Federal Reserve Bank of New York credit facility repayments	(59,850)	-	-	(59,850)
Issuance of other long-term debt	16,295	-	97,206	113,501
Repayments on other long-term debt	(3,592)	-	(135,359)	(138,951)
Issuance of common stock	7,343	-	-	7,343
Proceeds from issuance of AIG Series D preferred stock	40,000	-	-	40,000
Intercompany loans – net	4,846	223	(5,069)	-
Payments advanced to purchase shares	(1,000)	-	-	(1,000)
Cash dividends paid to shareholders	(1,628)	(180)	180	(1,628)
Other, net	(4,991)	-	(91,650)	(96,641)

Net cash (used in) provided by financing activities – continuing operations	94,073	43	(134,692)	(40,576)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(158)	(158)

Net cash (used in) provided by financing activities	94,073	43	(134,850)	(40,734)

Effect of exchange rate changes on cash	-	-	38	38

Change in cash	19	-	6,339	6,358
Cash at beginning of year	84	-	2,200	2,284

Cash at end of year	$103	$-	$8,539	$8,642

Year Ended December 31, 2007
Net cash (used in) provided by operating activities – continuing operations	$4,039	$1,254	$23,964	$29,257
Net cash (used in) provided by operating activities – discontinued operations	-	-	3,535	3,535

Net cash (used in) provided by operating activities	4,039	1,254	27,499	32,792

Cash flows from investing activities:
Sales of investments	3,586	-	168,501	172,087
Purchases of investments	(10,029)	-	(189,076)	(199,105)
Other, net*	(10,864)	(76)	(24,828)	(35,768)

Net cash (used in) provided by investing activities – continuing operations	(17,307)	(76)	(45,403)	(62,786)
Net cash (used in) provided by investing activities – discontinued operations	-	-	(4,455)	(4,455)

Net cash (used in) provided by investing activities	(17,307)	(76)	(49,858)	(67,241)

Cash flows from financing activities:
Issuance of other long-term debt	20,582	-	82,628	103,210
Repayments on other long-term debt	(1,253)	-	(78,485)	(79,738)
Intercompany loans – net	-	(966)	966	-
Payments advanced to purchase shares	(6,000)	-	-	(6,000)
Cash dividends paid to shareholders	(1,881)	(212)	212	(1,881)
Other, net	1,828	-	16,733	18,561

Net cash (used in) provided by financing activities – continuing operations	13,276	(1,178)	22,054	34,152
Net cash (used in) provided by financing activities – discontinued operations	-	-	941	941

Net cash (used in) provided by financing activities	13,276	(1,178)	22,995	35,093

Effect of exchange rate changes on cash	-	-	50	50

Change in cash	8	-	686	694
Cash at beginning of year	76	-	1,514	1,590

Cash at end of year	$84	$-	$2,200	$2,284

*	For 2009, 2008 and 2007, includes contributions to subsidiaries of $5.7 billion, $12.1 billion and $5.6 billion, respectively, for American International Group, Inc. (As Guarantor) and $2.3 billion, $16 million and $76 million, respectively, for AIGLH.
343            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Supplementary disclosure of cash flow information:

	American		Other
	International		Subsidiaries
	Group, Inc.		and	Consolidated
	(As Guarantor)	AIGLH	Eliminations	AIG

Cash (paid) received during the year ended December 31, 2009 for:
Interest:
Third party	$(2,595)	$(166)	$(3,016)	$(5,777)
Intercompany	$-	$(186)	$186	$-
Taxes:
Income tax authorities	$1,140	$-	$(1,366)	$(226)
Intercompany	$(1,287)	$(21)	$1,308	$-

Cash (paid) received during the year ended December 31, 2008 for:
Interest:
Third party	$(2,122)	$(174)	$(5,141)	$(7,437)
Intercompany	$(2)	$(97)	$99	$-
Taxes:
Income tax authorities	$1,334	$-	$(1,951)	$(617)
Intercompany	$(2,240)	$6	$2,234	$-

American International Group, Inc. (As Guarantor) supplementary disclosure of non-cash activities:

Year Ended December 31,
(in millions)	2009	2008

Intercompany non-cash financing and investing activities:
Settlement of repurchase agreement with loan receivable	$-	$3,160
Capital contributions in the form of bonds	$2,698	$3,160
Capital contributions to subsidiaries through forgiveness of loans	$287	$11,350
Other capital contributions in the form of forgiveness of payables and contribution of assets – net	$2,834	$513
Temporary paydown of FRBNY Credit Facility by subsidiary	$26	$-
Settlement of payable to subsidiary with return of capital from subsidiary	$15,500	$-
Exchange of intercompany receivable with loan receivable	$528	$-

AIGLH supplementary disclosure of non-cash activities:

Year Ended December 31,
(in millions)	2008

Intercompany non-cash financing/investing activities:
Loans receivable forgiven through capital contributions	$17,225
Other capital contributions in the form of forgiveness of payables and contribution of assets – net	$1,394

     During 2009, AIG made certain revisions to the American International Group, Inc. (As Guarantor) Condensed Statement of Cash Flows, primarily relating to the effect of reclassifying dividend income received from consolidated subsidiaries. Accordingly, AIG revised the previous period presented to conform to the revised presentation. There was no effect on the Consolidated Statement of Cash Flows or ending cash balances.
AIG 2009 Form 10-K              344

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The revisions and their effect on the American International Group, Inc. (as Guarantor) Condensed Statement of Cash Flows for the years ended December 31, 2008 and December 31, 2007 were as follows:

Year Ended December 31,	2008			2007
	Originally		As	Originally		As
(in millions)	Reported	Revisions	Revised	Reported	Revisions	Revised

Cash flows provided by (used in) operating activities	$(1,896)	$2,180	$284	$(774)	$4,813	$4,039
Cash flows provided by (used in) investing activities	(92,158)	(2,180)	(94,338)	(12,494)	(4,813)	(17,307)
Cash flows provided by (used in) financing activities	94,073	-	94,073	13,276	-	13,276

     During 2009, AIG made certain revisions to the AIGLH Condensed Statement of Cash Flows, primarily relating to revisions for the presentation of capital contributions and dividends paid by AIGLH. Accordingly, AIG revised the previous period presented to conform to the revised presentation. There was no effect on the Consolidated Statement of Cash Flows or ending cash balances.
The revisions and their effect on the AIGLH Condensed Consolidating Statement of Cash Flows for the years ended December 31, 2008 and December 31, 2007 were as follows:

Year Ended December 31,	2008			2007
	Originally		As	Originally		As
(in millions)	Reported	Revisions	Revised	Reported	Revisions	Revised

Cash flows provided by (used in) operating activities	$178	$(205)	$(27)	$214	$1,040	$1,254
Cash flows provided by (used in) investing activities	-	(16)	(16)	-	(76)	(76)
Cash flows provided by (used in) financing activities	(179)	222	43	(213)	(965)	(1,178)

345              AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Part II – OTHER INFORMATION
ITEM 9. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure
     None.
ITEM 9A. Controls and Procedures
Evaluation of Disclosure Controls and Procedures
     Disclosure controls and procedures are designed to ensure that information required to be disclosed in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and that such information is accumulated and communicated to management, including the Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosures. In connection with the preparation of this Annual Report on Form 10-K, an evaluation was carried out by AIG management, with the participation of AIG’s Chief Executive Officer and Chief Financial Officer, of the effectiveness of AIG’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (Exchange Act)) as of December 31, 2009. Based on this evaluation, AIG’s Chief Executive Officer and Chief Financial Officer concluded that AIG’s disclosure controls and procedures were effective as of December 31, 2009.
Management’s Report on Internal Control Over Financial Reporting
     Management of AIG is responsible for establishing and maintaining adequate internal control over financial reporting. AIG’s internal control over financial reporting is a process, under the supervision of AIG’s Chief Executive Officer and Chief Financial Officer, designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of AIG’s financial statements for external purposes in accordance with U.S. GAAP.
     Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
     AIG management conducted an assessment of the effectiveness of AIG’s internal control over financial reporting as of December 31, 2009 based on the criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).
     AIG management has concluded that, as of December 31, 2009, AIG’s internal control over financial reporting was effective based on the criteria in Internal Control — Integrated Framework issued by the COSO. The effectiveness of AIG’s internal control over financial reporting as of December 31, 2009 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report, which is included in this Annual Report on Form 10-K.
Changes in Internal Control over Financial Reporting
Material Changes in Controls
     AIG has entered and continues to enter into a number of significant, non-routine transactions (e.g., sales of businesses, capital transactions) that often involve highly complex accounting and reporting under U.S. GAAP.
     In response to the above, and to meet the challenges of operating AIG’s business in the current evolving environment, and to continue to maintain effective and sustainable controls, AIG made the following changes to its
AIG 2009 Form 10-K            346

American International Group, Inc., and Subsidiaries
internal control over financial reporting during the quarter ended December 31, 2009 that have materially affected, or are reasonably likely to materially affect, AIG’s internal control over financial reporting:
•	Enhanced the design of certain controls to increase the precision level at which they operate in consideration of divestiture and other changes in operations of the business.

•	Instituted additional management review controls, particularly with respect to non-routine transactions and manual processes.

•	Hired additional resources, including permanent staff supplemented with contract personnel to enhance the complement of skills and reduce employee workload.

•	Expanded risk assessment procedures in order to enhance identification and response to significant emerging financial reporting risks.
Other Internal Control Considerations
     In addition, AIG management recognizes the importance of continued attention to improving its internal controls, in particular those related to the period-end financial reporting and consolidation processes, income taxes, and accounting for non-standard transactions.
ITEM 9B. Other Information
     On February 25, 2010, AIG was notified by Dennis H. Dammerman that he intended to resign from the Board of Directors for health-related reasons, effective February 28, 2010.
347            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Part III
ITEM 10. Directors, Executive Officers and Corporate Governance
     Except for the information provided in Part I under the heading “Directors and Executive Officers of AIG”, information required by Item 10 of this Form 10-K is incorporated by reference from the definitive proxy statement for AIG’s 2010 Annual Meeting of Shareholders, which will be filed with the SEC not later than 120 days after the close of the fiscal year pursuant to Regulation 14A.
ITEM 11. Executive Compensation
     Information required by Item 11 of this Form 10-K is incorporated by reference from the definitive proxy statement for AIG’s 2010 Annual Meeting of Shareholders, which will be filed with the SEC not later than 120 days after the close of the fiscal year pursuant to Regulation 14A.
ITEM 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
     Information required by Item 12 of this Form 10-K is incorporated by reference from the definitive proxy statement for AIG’s 2010 Annual Meeting of Shareholders, which will be filed with the SEC not later than 120 days after the close of the fiscal year pursuant to Regulation 14A.
ITEM 13. Certain Relationships and Related Transactions, and Director Independence
     Information required by Item 13 of this Form 10-K is incorporated by reference from the definitive proxy statement for AIG’s 2010 Annual Meeting of Shareholders, which will be filed with the SEC not later than 120 days after the close of the fiscal year pursuant to Regulation 14A.
ITEM 14. Principal Accounting Fees and Services
     Information required by Item 14 of this Form 10-K is incorporated by reference from the definitive proxy statement for AIG’s 2010 Annual Meeting of Shareholders, which will be filed with the SEC not later than 120 days after the close of the fiscal year pursuant to Regulation 14A.
AIG 2009 Form 10-K            348

American International Group, Inc., and Subsidiaries
Part IV
ITEM 15. Exhibits, Financial Statement Schedules
(a)	Financial Statements and Schedules. See accompanying Index to Financial Statements.

(b)	Exhibits. See accompanying Exhibit Index.
349            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Annual Report on Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th of February, 2010.

AMERICAN INTERNATIONAL GROUP, INC.
By	/s/ ROBERT H. BENMOSCHE
(Robert H. Benmosche, President and Chief Executive Officer)
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert H. Benmosche and David L. Herzog, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with this Annual Report on Form 10-K and any and all amendments hereto, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.*
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Annual Report on Form 10-K has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on the 26th of February, 2010.

Signature	Title

/s/ ROBERT H. BENMOSCHE	President, Chief Executive Officer and Director

(Robert H. Benmosche)	(Principal Executive Officer)

/s/ DAVID L. HERZOG	Executive Vice President and Chief Financial Officer

(David L. Herzog)	(Principal Financial Officer)

/s/ JOSEPH D. COOK	Vice President and Controller

(Joseph D. Cook)	(Principal Accounting Officer)

(Dennis D. Dammerman)	Director

/s/ HARVEY GOLUB

(Harvey Golub)	Director

/s/ LAURETTE T. KOELLNER

(Laurette T. Koellner)	Director
AIG 2009 Form 10-K            350

American International Group, Inc., and Subsidiaries

Signature	Title

/s/ CHRISTOPHER S. LYNCH

(Christopher S. Lynch)	Director

(Arthur C. Martinez)	Director

/s/ GEORGE L. MILES, JR.

(George L. Miles, Jr.)	Director

/s/ ROBERT S. MILLER

(Robert S. Miller)	Director

/s/ SUZANNE NORA JOHNSON

(Suzanne Nora Johnson)	Director

/s/ MORRIS W. OFFIT

(Morris W. Offit)	Director

/s/ DOUGLAS M. STEENLAND

(Douglas M. Steenland)	Director
*	This power of attorney was not included on the signature pages of Messrs. Robert H. Benmosche, David L. Herzog, Joseph D. Cook, Robert S. Miller or Suzanne Nora Johnson; the powers of attorney for Messrs. Benmosche, Herzog and Cook are filed as Exhibit 24.
351            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
EXHIBIT INDEX

Exhibit
Number	Description	Location
2	Plan of acquisition, reorganization, arrangement, liquidation or succession

	Agreement and Plan of Merger, dated as of May 11, 2001, among American International Group, Inc., Washington Acquisition Corporation and American General Corporation	Incorporated by reference to Exhibit 2.1(i)(a) to AIG’s Registration Statement on Form S-4 (File No. 333-62688).

3(i)(a)	Amended and Restated Certificate of Incorporation of AIG	Incorporated by reference to Exhibit 3(i)(a) to AIG’s Registration Statement on Form S-3 filed with the SEC on July 17, 2009 (File No. 333-160645).

3(i)(b)	Certificate of Merger of SunAmerica Inc. with and into AIG, filed December 30, 1998 and effective January 1, 1999	Incorporated by reference to Exhibit 3(i) to AIG’s Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-8787).

3(ii)(a)	AIG By-laws, amended August 10, 2009	Incorporated by reference to Exhibit 3(ii) to AIG’s Current Report on Form 8-K filed with the SEC on August 14, 2009 (File No. 1-8787).

4	Instruments defining the rights of security holders, including indentures	Certain instruments defining the rights of holders of long-term debt securities of AIG and its subsidiaries are omitted pursuant to Item 601(b)(4)(iii) of Regulation S-K. AIG hereby undertakes to furnish to the Commission, upon request, copies of any such instruments.

	(1) Credit Agreement, dated as of September 22, 2008, between AIG and Federal Reserve Bank of New York	Incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on September 26, 2008 (File No. 1-8787).

	(2) Amendment No. 2, dated as of November 9, 2008, to the Credit Agreement dated as of September 22, 2008 between AIG and Federal Reserve Bank of New York	Incorporated by reference to Exhibit 10.4 to AIG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (File No. 1-8787).

	(3) Amendment No. 3, dated as of April 17, 2009, to the Credit Agreement dated as of September 22, 2009 between AIG and the Federal Reserve Bank of New York	Incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on April 20, 2009 (File No. 1-8787).

	(4) Amendment No. 4, dated as of December 1, 2009, to the Credit Agreement dated as of September 22, 2008 between AIG and the Federal Reserve Bank of New York	Incorporated by reference to Exhibit 10.3 to AIG’s Current Report on Form 8-K filed with the SEC on December 1, 2009 (File No. 1-8787).

	(5) Warrant, dated as of April 17, 2009, issued by AIG to the United States Department of the Treasury	Incorporated by reference to Exhibit 10.2 to AIG’s Current Report on Form 8-K filed with the SEC on April 20, 2009 (File No. 1-8787).

	(6) Replacement Capital Covenant dated as of April 17, 2009, by AIG and for the benefit of each Covered Debt holder	Incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on April 20, 2009 (File No. 1-8787).
AIG 2009 Form 10-K            352

American International Group, Inc., and Subsidiaries

Exhibit
Number	Description	Location
	(7) Securities Purchase Agreement, dated as of November 25, 2008, between AIG and United States Department of the Treasury	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on November 26, 2008 (File No. 1-8787).

	(8) Series C Perpetual, Convertible Participating Preferred Stock Purchase Agreement, dated as of March 1, 2009, between AIG Credit Facility Trust and AIG	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K/A filed with the SEC on March 13, 2009 (File No. 1-8787).

	(9) Securities Exchange Agreement, dated as of April 17, 2009, between AIG and the United States Department of Treasury	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K, filed on April 20, 2009 (File No. 1-8787).

	(10) Securities Purchase Agreement, dated as of April 17, 2009, between AIG and the United States Department of the Treasury	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on April 20, 2009 (File No. 1-8787).

	(11) Indenture, dated as of November 1, 1991, between International Lease Finance Corporation and U.S. Bank Trust National Association (successor to Continental Bank, National Association), as supplemented	Incorporated by reference to Exhibit 4 to International Lease Finance Corporation’s Registration Statement on Form S-3 (File No. 33-43698).

	(12) Indenture dated as of November 1, 2000, between International Lease Finance Corporation and the Bank of New York, as supplemented	Incorporated by reference to Exhibit 4 to International Lease Finance Corporation’s Registration Statement on Form S-3 (File No. 333-49566).

	(13) Indenture dated as of August 1, 2006, between International Lease Finance Corporation and Deutsche Bank Trust Company Americas	Incorporated by reference to Exhibit 4.1 to International Lease Finance Corporation’s Registration Statement on Form S-3 (File No. 333-136681).

	(14) Indenture dated as of May 1, 1999 from American General Finance Corporation to Wilmington Trust Company (successor trustee to Citibank, N.A.)	Incorporated by reference to Exhibit 4(a)(1) to American General Finance Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 1-06155).

9	Voting Trust Agreement	None.

10	Material contracts

	(1) AIG Amended and Restated 1996 Employee Stock Purchase Plan*	Filed as exhibit to AIG’s Definitive Proxy Statement dated April 4, 2003 (File No. 1-8787) and incorporated herein by reference.

	(2) AIG 2003 Japan Employee Stock Purchase Plan*	Incorporated by reference to Exhibit 4 to AIG’s Registration Statement on Form S-8 (File No. 333-111737).

	(3) AIG 1991 Employee Stock Option Plan*	Filed as exhibit to AIG’s Definitive Proxy Statement dated April 4, 1997 (File No. 1-8787) and incorporated herein by reference.

	(4) AIG Amended and Restated 1999 Stock Option Plan*	Filed as exhibit to AIG’s Definitive Proxy Statement dated April 4, 2003 (File No. 1-8787) and incorporated herein by reference.
353            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

Exhibit
Number	Description	Location
	(5) Form of Stock Option Grant Agreement under the AIG Amended and Restated 1999 Stock Option Plan*	Incorporated by reference to Exhibit 10(a) to AIG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (File No. 1-8787).

	(6) AIG Amended and Restated 2002 Stock Incentive Plan*	Incorporated by reference to Exhibit 10.6 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(7) Form of Restricted Stock Unit Award Agreement under the AIG Amended and Restated 2002 Stock Incentive Plan*	Incorporated by reference to Exhibit 10(b) to AIG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (File No. 1-8787).

	(8) AIG Executive Deferred Compensation Plan*	Incorporated by reference to Exhibit 4(a) to AIG’s Registration Statement on Form S-8 (File No. 333-101640).

	(9) AIG Supplemental Incentive Savings Plan*	Incorporated by reference to Exhibit 4(b) to AIG’s Registration Statement on Form S-8 (File No. 333-101640).

	(10) AIG Director Stock Plan*	Filed as an exhibit to AIG’s Definitive Proxy Statement dated April 5, 2004 (File No. 1-8787) and incorporated herein by reference.

	(11) Retention and Employment Agreement between AIG and Jay S. Wintrob*	Incorporated by reference to Exhibit 10(m) to AIG’s Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-8787).

	(12) SunAmerica Inc. 1988 Employee Stock Plan*	Incorporated by reference to Exhibit 4(a) to AIG’s Registration Statement on Form S-8 (File No. 333-70069).

	(13) SunAmerica 1997 Employee Incentive Stock Plan*	Incorporated by reference to Exhibit 4(b) to AIG’s Registration Statement on Form S-8 (File No. 333-70069).

	(14) SunAmerica Nonemployee Directors’ Stock Option Plan*	Incorporated by reference to Exhibit 4(c) to AIG’s Registration Statement on Form S-8 (File No. 333-70069).

	(15) SunAmerica 1995 Performance Stock Plan*	Incorporated by reference to Exhibit 4(d) to AIG’s Registration Statement on Form S-8 (File No. 333-70069).

	(16) SunAmerica Inc. 1998 Long-Term Performance-Based Incentive Plan For the Chief Executive Officer*	Incorporated by reference to Exhibit 4(e) to AIG’s Registration Statement on Form S-8 (File No. 333-70069).

	(17) SunAmerica Inc. Long-Term Performance-Based Incentive Plan Amended and Restated 1997*	Incorporated by reference to Exhibit 4(f) to AIG’s Registration Statement on Form S-8 (File No. 333-70069).

	(18) SunAmerica Five-Year Deferred Cash Plan*	Incorporated by reference to Exhibit 4(a) to AIG’s Registration Statement on Form S-8 (File No. 333-31346).

	(19) SunAmerica Executive Savings Plan*	Incorporated by reference to Exhibit 4(b) to AIG’s Registration Statement on Form S-8 (File No. 333-31346).
AIG 2009 Form 10-K            354

American International Group, Inc., and Subsidiaries

Exhibit
Number	Description	Location
	(20) American General Corporation 1994 Stock and Incentive Plan (January 2000)*	Incorporated by reference to Exhibit 10.2 to American General Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 1-7981).

	(21) Amendment to American General Corporation 1994 Stock and Incentive Plan (January 1999)*	Incorporated by reference to Exhibit 10.4 to American General Corporation’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-7981).

	(22) Amendment to American General Corporation 1994 Stock and Incentive Plan (January 2000)*	Incorporated by reference to Exhibit 10.5 to American General Corporation’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-7981).

	(23) Amendment to American General Corporation 1994 Stock and Incentive Plan (November 2000)*	Incorporated by reference to Exhibit 10.1 to American General Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 1-7981).

	(24) American General Corporation 1997 Stock and Incentive Plan*	Incorporated by reference to Exhibit 10.3 to American General Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (File No. 1-7981).

	(25) Amendment to American General Corporation 1997 Stock and Incentive Plan (January 1999)*	Incorporated by reference to Exhibit 10.7 to American General Corporation’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-7981).

	(26) Amendment to American General Corporation 1997 Stock and Incentive Plan (November 2000)*	Incorporated by reference to Exhibit 10.2 to American General Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 1-7981).

	(27) American General Corporation 1999 Stock and Incentive Plan*	Incorporated by reference to Exhibit 10.4 to American General Corporation’s Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 1-7981).

	(28) Amendment to American General Corporation 1999 Stock and Incentive Plan (January 1999)*	Incorporated by reference to Exhibit 10.9 to American General Corporation’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-7981).

	(29) Amendment to American General Corporation 1999 Stock and Incentive Plan (November 2000)*	Incorporated by reference to Exhibit 10.3 to American General Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 1-7981).

	(30) Amended and Restated American General Corporation Deferred Compensation Plan (12/11/00)*	Incorporated by reference to Exhibit 10.13 to American General Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 1-7981).
355            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

Exhibit
Number	Description	Location
	(31) Amended and Restated Restoration of Retirement Income Plan for Certain Employees Participating in the Restated American General Retirement Plan (Restoration of Retirement Income Plan) (12/31/98)*	Incorporated by reference to Exhibit 10.14 to American General Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 1-7981).

	(32) Amended and Restated American General Supplemental Thrift Plan (12/31/98)*	Incorporated by reference to Exhibit 10.15 to American General Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 1-7981).

	(33) American General Employees’ Thrift and Incentive Plan (restated July 1, 2001)*	Incorporated by reference to Exhibit 4(a) to AIG’s Registration Statement on Form S-8 (File No. 333-68640).

	(34) American General Agents’ and Managers’ Thrift and Incentive Plan (restated July 1, 2001)*	Incorporated by reference to Exhibit 4(b) to AIG’s Registration Statement on Form S-8 (File No. 333-68640).

	(35) CommLoCo Thrift Plan (restated July 1, 2001)*	Incorporated by reference to Exhibit 4(c) to AIG’s Registration Statement on Form S-8 (File No. 333-68640).

	(36) Western National Corporation 1993 Stock and Incentive Plan, as amended*	Incorporated by reference to Exhibit 10.18 to Western National Corporation’s Annual Report on Form 10-K for the year ended December 31, 1995 (File No. 1-12540).

	(37) USLIFE Corporation 1991 Stock Option Plan, as amended*	Incorporated by reference to USLIFE Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 (File No. 1-5683).

	(38) Employment Agreement, Amendment to Employment Agreement, and Split-Dollar Agreement, including Assignment of Life Insurance Policy as Collateral, with Rodney O. Martin, Jr.*	Incorporated by reference to Exhibit 10(xx) to AIG’s Annual Report on Form 10-K for the year ended December 31, 2002 (File No. 1-8787).

	(39) Letter Agreement, dated August 16, 2009, between AIG and Robert H. Benmosche	Incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on August 17, 2009 (File No. 1-8787).

	(40) Executive Severance Plan, effective as of March 11, 2008*	Incorporated by reference to Exhibit 10.3 to AIG’s Current Report on Form 8-K filed with the SEC on March 17, 2008 (File No. 1-8787).

	(41) AIG Amended and Restated Executive Severance Plan*	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on September 26, 2008 (File No. 1-8787).

	(42) Assurance Agreement, by AIG in favor of eligible employees, dated as of June 27, 2005, relating to certain obligations of Starr International Company, Inc.*	Incorporated by reference to Exhibit 10(6) to AIG’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (File No. 1-8787).

	(43) AIG 2005 Senior Partners Plan (amended and restated effective December 31, 2008)*	Incorporated by reference to Exhibit 10.49 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.
AIG 2009 Form 10-K            356

American International Group, Inc., and Subsidiaries

Exhibit
Number	Description	Location
	(44) 2005/2006 Deferred Compensation Profit Participation Plan for Senior Partners (amended and restated effective December 31, 2008)*	Incorporated by reference to Exhibit 10.50 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(45) 2005/2006 Deferred Compensation Profit Participation Plan for Partners (amended and restated effective December 31, 2008)*	Incorporated by reference to Exhibit 10.51 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(46) 2005/2006 Deferred Compensation Profit Participation Plan RSU Award Agreement (amended and restated effective December 31, 2008)*	Incorporated by reference to Exhibit 10.52 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(47) Agreement with the United States Department of Justice, dated February 7, 2006	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on February 9, 2006 (File No. 1-8787).

	(48) Final Judgment and Consent with the Securities and Exchange Commission, including the related complaint, dated February 9, 2006	Incorporated by reference to Exhibit 10.2 to AIG’s Current Report on Form 8-K filed with the SEC on February 9, 2006 (File No. 1-8787).

	(49) Agreement between the Attorney General of the State of New York and AIG and its Subsidiaries, dated January 18, 2006	Incorporated by reference to Exhibit 10.3 to AIG’s Current Report on Form 8-K filed with the SEC on February 9, 2006 (File No. 1-8787).

	(50) Stipulation with the State of New York Insurance Department, dated January 18, 2006	Incorporated by reference to Exhibit 10.4 to AIG’s Current Report on Form 8-K filed with the SEC on February 9, 2006 (File No. 1-8787).

	(51) AIG Senior Partners Plan (amended and restated effective December 31, 2008)*	Incorporated by reference to Exhibit 10.59 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(52) AIG Partners Plan (amended and restated effective December 31, 2008)*	Incorporated by reference to Exhibit 10.60 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(53) AIG Executive Incentive Plan*	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on May 22, 2006 (File No. 1-8787).

	(54) AIG Amended and Restated 2007 Stock Incentive Plan*	Incorporated by reference to Exhibit 10.62 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(55) AIG Form of Stock Option Award Agreement*	Incorporated by reference to Exhibit 10.A to AIG’s Registration Statement on Form S-8 (File No. 333- 148148).

	(56) AIG Amended and Restated Form of Performance RSU Award Agreement*	Incorporated by reference to Exhibit 10.64 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(57) AIG Amended and Restated Form of Time-Vested RSU Award Agreement*	Incorporated by reference to Exhibit 10.65 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(58) AIG Form of Time-Vested RSU Award Agreement with Four-Year Pro Rata Vesting*	Incorporated by reference to Exhibit 10.D to AIG’s Registration Statement on Form S-8 (File No. 333- 148148).
357            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

Exhibit
Number	Description	Location
	(59) AIG Amended and Restated Form of Time-Vested RSU Award Agreement with Three-Year Pro Rata Vesting*	Incorporated by reference to Exhibit 10.67 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(60) AIG Amended and Restated Form of Time-Vested RSU Award Agreement with Three-Year Pro Rata Vesting and with Early Retirement*	Incorporated by reference to Exhibit 10.68 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(61) AIG Amended and Restated Form of Non-Employee Director Deferred Stock Units Award Agreement*	Incorporated by reference to Exhibit 10.69 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(62) Form of AIG 2009 TARP RSU Award Agreement (Top 25)*	Incorporated by reference to Exhibit 10.2 to AIG’s Current Report on Form 8-K filed with the SEC on December 31, 2009 (File No. 1-8787).

	(63) Form of AIG 2009 TARP RSU Award Agreement (Top 100)*	Filed herewith.

	(64) Form of AIG Stock Salary Award Agreement*	Incorporated by reference to Exhibit 10.2 to AIG’s Current Report on Form 8-K filed with the SEC on December 31, 2009 (File No. 1-8787).

	(65) Form of Letter Awarding AIG 2009 Cash Incentive Performance Award*	Filed herewith.

	(66) Letter Agreement between Anastasia D. Kelly and AIG, dated December 30, 2009*	Filed herewith.

	(67) Letter from Anastasia D. Kelly to Robert H. Benmosche, Harvey Golub and Dennis D. Dammerman of AIG, dated December 30, 2009*	Filed herewith.

	(68) Memorandum of Understanding dated November 25, 2009, between AIG, Maurice R. Greenberg, Howard I. Smith, C.V. Starr and SICO	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on November 25, 2009 (File No. 1-8787).

	(69) Agreement for Binding Arbitration, dated as of August 31, 2009, between American International Group, Inc. and Maurice R. Greenberg and Howard I. Smith.	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on August 31, 2009 (File No. 1-8787).

	(70) Purchase Agreement, dated as of June 25, 2009, among American International Group, Inc., American International Reinsurance Company, Limited and the Federal Reserve Bank of New York	Incorporated by reference to Exhibit 2.1 to AIG’s Current Report on Form 8-K filed with the SEC on June 25, 2009 (File No. 1-8787).

	(71) Purchase Agreement, dated as of June 25, 2009, between American International Group, Inc. and the Federal Reserve Bank of New York	Incorporated by reference to Exhibit 2.2 to AIG’s Current Report on Form 8-K filed with the SEC on June 25, 2009 (File No. 1-8787).

	(72) The Fourth Amended and Restated Limited Liability Company Agreement of AIA Aurora LLC, dated as of December 1, 2009, among AIG, AIRCO, the FRBNY and AIA Aurora LLC	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on December 1, 2009 (File No. 1-8787).
AIG 2009 Form 10-K            358

American International Group, Inc., and Subsidiaries

Exhibit
Number	Description	Location
	(73) The Second Amended and Restated Limited Liability Company Agreement of ALICO Holdings LLC, dated as of December 1, 2009, among AIG, the FRBNY and ALICO Holdings LLC	Incorporated by reference to Exhibit 10.2 to AIG’s Current Report on Form 8-K filed with the SEC on December 1, 2009 (File No. 1-8787).

	(74) Securities Purchase Agreement, dated as of November 25, 2008, between AIG and United States Department of the Treasury	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on November 26, 2008 (File No. 1-8787).

	(75) Warrant to Purchase Common Stock, issued November 25, 2008	Incorporated by reference to Exhibit 10.2 to AIG’s Current Report on Form 8-K filed with the SEC on November 26, 2008 (File No. 1-8787).

	(76) Warrant to Purchase Common Stock, issued April 17, 2009	Incorporated by reference to Exhibit 10.2 to AIG’s Current Report on Form 8-K filed with the SEC on April 20, 2009 (File No. 1-8787).

	(77) Master Investment and Credit Agreement, dated as of November 25, 2008, among Maiden Lane III LLC, the Federal Reserve Bank of New York, AIG and the Bank of New York Mellon	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on December 2, 2008 (File No. 1-8787).

	(78) Asset Purchase Agreement, dated as of December 12, 2008, among the Sellers party thereto, AIF Securities Lending Corp., AIG, Maiden Lane II LLC and the Federal Reserve Bank of New York	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on December 15, 2008 (File No. 1-8787).

	(79) AIG Credit Facility Trust Agreement, dated as of January 16, 2009, among Federal Reserve Bank of New York and Jill M. Considine, Chester B. Feldberg and Douglas L. Foshee	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on January 23, 2009 (File No. 1-8787).

	(80) Series C Perpetual, Convertible, Participating Preferred Stock Purchase Agreement, dated as of March 1, 2009, between AIG Credit Facility Trust and AIG	Incorporated by reference to Exhibit 10.91 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(81) Support Agreement, dated as of July 10, 2008, between AIG and American General Finance Corporation	Incorporated by reference to Exhibit 10.93 to AIG’s Annual Report on Form 10-K for the year ended December 31, 2008.

	(82) Aircraft Facility Agreement, dated as of January 19, 1999, among International Lease Finance Corporation, Halifax PLC and the other banks listed therein	Incorporated by reference to Exhibit 10.3 to International Lease Finance Corporation’s Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 000-11350).

	(83) Aircraft Facility Agreement, dated as of May 18, 2004, among Whitney Leasing Limited, as borrower, International Lease Finance Corporation, as guarantor and the Bank of Scotland and the other banks listed therein	Incorporated by reference to Exhibit 10 to International Lease Finance Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (File No. 001-31616).
359            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

Exhibit
Number	Description	Location
	(84) $2,000,000,000 Five-Year Revolving Credit Agreement, dated as of October 15, 2004, among International Lease Finance Corporation, CitiCorp USA, Inc., as Administrative Agent, and the other financial institutions listed therein	Incorporated by reference to Exhibit 10.2 to International Lease Finance Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 001-31616).

	(85) $2,000,000,000 Five-Year Revolving Credit Agreement dated as of October 14, 2005, among International Lease Finance Corporation, CitiCorp USA, Inc. as Administrative Agent, and the other financial institutions listed therein	Incorporated by reference to Exhibit 10.2 to International Lease Finance Corporation’s Current Report on Form 8-K filed with the SEC on October 18, 2005 (File No. 001-31616).

	(86) Amendment No. 1 to the $2,000,000,000 Five-Year Revolving Credit Agreement dated as of October 14, 2005, among International Lease Finance Corporation, CitiCorp USA, Inc., as Administrative Agent, and the other financial institutions listed therein	Incorporated by reference to Exhibit 10.2 to International Lease Finance Corporation’s Current Report on Form 8-K filed with the SEC on October 18, 2006 (File No. 001-31616).

	(87) $2,500,000,000 Five-Year Revolving Credit Agreement, dated as of October 13, 2006, among International Lease Finance Corporation, CitiCorp USA, Inc., as Administrative Agent, and the other financial institutions listed therein	Incorporated by reference to Exhibit 10.1 to International Lease Finance Corporation’s Current Report on Form 8-K filed with the SEC on October 18, 2006 (File No. 001-31616).

	(88) Agreement for Binding Arbitration, dated as of August 31, 2009, between AIG and Maurice R. Greenberg and Howard I. Smith	Incorporated by reference to Exhibit 99.1 to AIG’s Current Report on Form 8-K filed with the SEC on August 31, 2009 (File No. 1-8787).

	(89) Form of letter announcing Special Cash Retention awards to executive officers*	Incorporated by reference to Exhibit 10(101) to Amendment No. 1 to AIG’s Annual Report for the year ended December 31, 2008 on Form 10-K/A filed with the SEC on April 30, 2009 (File No. 1-8787).

	(90) Form of letter agreement with certain executive officers regarding Special Cash Retention awards*	Incorporated by reference to Exhibit 10(102) to Amendment No. 1 to AIG’s Annual Report for the year ended December 31, 2008 on Form 10-K/A filed with the SEC on April 30, 2009 (File No. 1-8787).

	(91) Form of letter agreement with certain directors regarding deferred fees for 2009*	Incorporated by reference to Exhibit 10(103) to Amendment No. 1 to AIG’s Annual Report for the year ended December 31, 2008 on Form 10-K/A filed with the SEC on April 30, 2009 (File No. 1-8787).

	(92) Services Agreement, dated as of March 20, 2009 and amended as of March 24, 2009, between Edmund S.W. Tse and American International Group, Inc.*	Incorporated by reference to Exhibit 10.1 to AIG’s Quarterly Report on Form 10-Q for the quarter ended March 30, 2009 (File No. 1-8787).

	(93) Final Determination, dated December 21, 2009, from the Office of the Special Master for TARP Executive Compensation to AIG*	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on December 31, 2009 (File No. 1-8787).
AIG 2009 Form 10-K            360

American International Group, Inc., and Subsidiaries

Exhibit
Number	Description	Location
	(94) Determination Memorandum, dated October 22, 2009, from the Office of the Special Master for TARP Executive Compensation to AIG*	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 80K filed with the SEC on October 23, 2009 (File No. 1-8787).

	(95) 2009-2010 Stock Salary Award Agreement between AIG and Robert H. Benmosche, dated November 24, 2009*	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on November 25, 2009 (File No. 1-8787).

	(96) Restrictive Covenant Agreement between AIG and Robert H. Benmosche, dated November 24, 2009*	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on November 25, 2009 (File No. 1-8787).

	(97) Form of Reimbursement Agreement for Use of Corporate Aircraft*	Incorporated by reference to Exhibit 10.1 to AIG’s Current Report on Form 8-K filed with the SEC on January 25, 2009 (File No. 1-8787).

11	Statement re computation of per share earnings	Included in Note 16 to Consolidated Financial Statements.

12	Computation of Ratios of Earnings to Fixed Charges	Filed herewith.

13	Annual report to security holders	Not required to be filed.

21	Subsidiaries of Registrant	Filed herewith.

23	Consent of PricewaterhouseCoopers LLP	Filed herewith.

24	Powers of attorney	Included on signature page and filed herewith.

31	Rule 13a-14(a)/15d-14(a) Certifications**	Filed herewith.

32	Section 1350 Certifications**	Filed herewith.

101	Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheet as of December 31, 2009 and December 31, 2008, (ii) the Consolidated Statement of Income (Loss) for the three years ended December 31, 2009, (iii) the Consolidated Statement of Shareholders’ Equity for the three years ended December 31, 2009, (iv) the Consolidated Statement of Cash Flows for the three years ended December 31, 2009, (v) the Consolidated Statement of Comprehensive Income (Loss) for the three years ended December 31, 2009 and (vi) the Notes to the Consolidated Financial Statements, tagged as blocks of text.***	Filed herewith.

*	This exhibit is a management contract or a compensatory plan or arrangement.

**	This information is furnished and not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities and Exchange Act of 1934.

***	As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934.
361            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Schedule I
Summary of Investments — Other than Investments in Related Parties

At December 31, 2009			Amount at
			which shown in
(in millions)	Cost*	Fair Value	the Balance Sheet

Fixed maturities:
U.S. government and government-sponsored entities	$11,833	$11,950	$11,950
Obligations of states, municipalities and political subdivisions	52,695	54,473	54,473
Non U.S. governments	64,469	67,005	67,005
Public utilities	10,319	10,862	10,862
All other corporate and structured securities	256,233	252,415	252,415
Securities lending invested collateral, at fair value	320	277	277

Total fixed maturities	395,869	396,982	396,982

Equity securities and mutual funds:
Common stocks:
Public utilities	390	498	498
Banks, trust and insurance companies	1,090	2,155	2,155
Industrial, miscellaneous and all other	4,183	6,004	6,004

Total common stocks	5,663	8,657	8,657
Preferred stocks	740	814	814
Mutual funds	8,721	8,369	8,369

Total equity securities and mutual funds	15,124	17,840	17,840

Mortgage and other loans receivable	27,461	25,957	27,461
Finance receivables, net of allowance	20,327	18,974	20,327
Other invested assets	45,042	43,972	45,235
Securities purchased under agreements to resell, at contract value	2,154	2,154	2,154
Short-term investments, at cost (approximates fair value)	47,075	47,075	47,075
Unrealized gain on swaps, options and forward transactions	-	9,130	9,130

Total investments			$566,204

*	Original cost of equity securities and fixed maturities are reduced by other-than-temporary impairment charges, and, as to fixed maturities, reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
AIG 2009 Form 10-K            362

American International Group, Inc., and Subsidiaries
Schedule II
Condensed Financial Information of Registrant
Balance Sheet — Parent Company Only

December 31,
(in millions)	2009	2008

Assets:
Investments	$10,702	$16,110
Cash	57	103
Loans to subsidiaries*	72,926	64,283
Due from affiliates – net*	382	222
Current and deferred income taxes	7,470	7,179
Debt issuance costs including prepaid commitment asset of $7,099 in 2009 and $15,458 in 2008	7,383	15,743
Investments in consolidated subsidiaries*	71,419	65,724
Other assets	3,134	4,306

Total assets	$173,473	$173,670

Liabilities:
Intercompany tax payable*	$28,729	$26,435
Federal Reserve Bank of New York credit facility	23,435	40,431
Parent company long-term debt	28,299	29,321
AIG MIP matched notes and bonds payable	13,376	14,464
Series AIGFP matched notes and bonds payable	3,760	4,143
Intercompany loans payable*	1,778	158
Other liabilities (includes intercompany derivative liabilities of $1,278 in 2009 and $3,593 in 2008)	4,272	6,008

Total liabilities	103,649	120,960

AIG Shareholders’ equity:
Preferred stock	69,784	40,000
Common stock	354	368
Treasury stock	(874)	(8,450)
Additional paid-in capital	6,358	39,488
Accumulated deficit	(11,491)	(12,368)
Accumulated other comprehensive income (loss)	5,693	(6,328)

Total AIG shareholders’ equity	69,824	52,710

Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-

Total equity	69,824	52,710

Total liabilities and equity	$173,473	$173,670

*	Eliminated in consolidation.
See Accompanying Notes to Financial Statements — Parent Company Only.
363            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Schedule II
Condensed Financial Information of Registrant (Continued)
Statement of Income (Loss) — Parent Company Only

Years Ended December 31,
(in millions)	2009	2008	2007

Income
Equity in undistributed net income (loss) of consolidated subsidiaries*	$(3,479)	$(61,542)	$3,121
Interest income	4,126	2,741	714
Change in fair value of ML III	(1,401)	(900)	-
Dividend income from consolidated subsidiaries	2,002	2,401	4,694
Net realized capital losses	(54)	(5,745)	(1,008)
Other revenues	94	73	17
Expenses
Accrued and compounding interest	(2,022)	(2,116)	-
Amortization of prepaid commitment asset	(8,359)	(9,279)	-

Total Interest expense on FRBNY Credit Facility	(10,381)	(11,395)	-
Other interest expense	(2,496)	(2,393)	(1,341)
Restructuring expense and related asset impairment and other expenses	(407)	(189)	-
Other expenses, net	(1,230)	(2,706)	(770)

Income (loss) from continuing operations before income tax expense (benefit)	(13,226)	(79,655)	5,427
Income tax expense (benefit)	(2,277)	19,634	(773)

Net income (loss)	(10,949)	(99,289)	6,200
Less: Income (loss) from continuing operations attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	-

Net income (loss) attributable to AIG Parent Company	$(10,949)	$(99,289)	$6,200

*	Eliminated in consolidation.
See Accompanying Notes to Financial Statements — Parent Company Only.
AIG 2009 Form 10-K            364

American International Group, Inc., and Subsidiaries
Schedule II
Condensed Financial Information of Registrant (Continued)
Statement of Cash Flows — Parent Company Only

Years Ended December 31,
(in millions)	2009	2008	2007

Net cash used in operating activities	$(1,393)	$284	$4,039

Cash flows from investing activities:
Sale of investments	1,466	743	3,052
Maturities of investments	-	5	-
Sales of divested businesses	857	-	-
Funding to establish Maiden Lane III LLC	-	(5,000)	-
Purchase of investments	(172)	(4,016)	(7,649)
Change in short-term investments	801	(254)	(3,657)
Contributions to subsidiaries	(5,683)	(12,153)	(5,568)
Mortgage and other loan receivables – originations and purchases	(228)	(184)	(2,380)
Payments received on mortgages and other loan receivables	515	269	534
Loans to subsidiaries – net	(5,927)	(76,358)	-
Other, net	(254)	2,610	(1,639)

Net cash used in investing activities	(8,625)	(94,338)	(17,307)

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	32,526	96,650	-
Federal Reserve Bank of New York credit facility repayments	(26,400)	(59,850)	-
Issuance of other long-term debt	-	16,295	20,582
Repayment of other long-term debt	(2,931)	(3,592)	(1,253)
Drawdown on the Department of the Treasury Commitment	5,344	-	-
Loans from subsidiaries	1,563	4,846	-
Proceeds from issuance of AIG Series D preferred stock and common stock warrant	-	40,000	-
Issuance of common stock	-	7,343	-
Payments advanced to purchase shares	-	(1,000)	(6,000)
Cash dividends paid to shareholders	-	(1,628)	(1,881)
Other, net	(130)	(4,991)	1,828

Net cash provided by financing activities	9,972	94,073	13,276

Change in cash	(46)	19	8
Cash at beginning of year	103	84	76

Cash at end of year	$57	$103	$84

Supplementary disclosure of cash flow information:

	Years Ended December 31,
(in millions)	2009	2008

Intercompany non-cash financing and investing activities:
Settlement of repurchase agreement with loan receivable	$-	$3,160
Capital contributions in the form of bonds	2,698	3,160
Capital contributions to subsidiaries through forgiveness of loans	287	11,350
Other capital contributions in the form of forgiveness of payables and contribution of assets – net	2,834	513
Temporary paydown of FRBNY Credit Facility by subsidiary	26	-
Settlement of payable to subsidiary with return of capital from subsidiary	15,500	-
Exchange of intercompany receivable with loan receivable	528	-

See Accompanying Notes to Financial Statements — Parent Company Only.
365            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Notes To Condensed Financial Information Of Registrant
     American International Group, Inc.’s (the Registrant) investments in consolidated subsidiaries are stated at cost plus equity in undistributed income of consolidated subsidiaries. The accompanying condensed financial statements of the Registrant should be read in conjunction with the consolidated financial statements and notes thereto of American International Group, Inc. and subsidiaries included in the Registrant’s 2009 Annual Report on Form 10-K. Agency operations previously conducted in New York through the North American Division of AIU are included in the 2007 financial statements of AIG’s parent company (Parent Company).
     The Registrant includes in its statement of income (loss) dividends from its subsidiaries and equity in undistributed income (loss) of consolidated subsidiaries, which represents the net income (loss) of each of its wholly-owned subsidiaries.
     On December 1, 2009, the Registrant and the Federal Reserve Bank of New York (FRBNY) completed two transactions that reduced the outstanding balance and the maximum amount of credit available under the FRBNY Credit Facility by $25 billion. In connection with one of those transactions, the Registrant assigned $16 billion of its obligation under the FRBNY Credit Agreement to a subsidiary. The Registrant subsequently settled its obligation to the subsidiary with a $15.5 billion non-cash dividend from the subsidiary. The difference will be recognized over the remaining term of the FRBNY Credit Agreement as a reduction to interest expense. See further discussion of the transactions in Note 16 to the Consolidated Financial Statements.
     Certain prior period amounts have been reclassified to conform to the current period presentation.
     Long term obligations for the Parent Company include the Credit Agreement with the FRBNY and other loans payable. The details of all obligations and their five-year maturity schedule are incorporated by reference from Note 14 to Consolidated Financial Statements.
     The Registrant files a consolidated federal income tax return with certain subsidiaries and acts as an agent for the consolidated tax group when making payments to the Internal Revenue Service. The Registrant and its subsidiaries have adopted, pursuant to a written agreement, a method of allocating consolidated Federal income taxes. Amounts allocated to the subsidiaries under the written agreement are included in Due to Affiliates in the accompanying Condensed Balance Sheets.
     Income taxes in the accompanying Condensed Balance Sheets are comprised of the Registrant’s current and deferred tax assets, the consolidated group’s current income tax receivable, deferred taxes attributable to the potential sale of foreign and domestic businesses and a valuation allowance to reduce the consolidated deferred tax asset to an amount more likely than not to be realized. See Note 21 herein for additional information.
     The consolidated U.S. deferred tax asset for net operating loss and tax credit carryforwards and valuation allowance are maintained at AIG parent, which files the consolidated U.S. Federal income tax return, and are not allocated to its subsidiaries. As the consolidated net operating losses and other tax attribute carryforwards are utilized, the intercompany tax balance will be settled with the subsidiaries.
     During the third quarter of 2009, the Registrant made certain revisions to the Registrant’s Statement of Cash Flows, primarily relating to the effect of reclassifying dividend income received from consolidated subsidiaries. Accordingly, the Registrant revised the previous periods presented to conform to the revised presentation. There was no effect on the Consolidated Statement of Cash Flows or ending cash balances.
AIG 2009 Form 10-K            366

American International Group, Inc., and Subsidiaries
The following table presents the revisions and their effect on the American International Group, Inc. Condensed Statement of Cash Flows for the years ended December 31, 2008 and 2007:

December 31, 2008	Originally		As
(in millions)	Reported	Revisions	Revised

Cash flows provided by (used in) operating activities	$(1,896)	$2,180	$284
Cash flows provided by (used in) investing activities	(92,158)	(2,180)	(94,338)
Cash flows provided by (used in) financing activities	94,073	-	94,073

December 31, 2007
Cash flows provided by (used in) operating activities	(774)	4,813	4,039
Cash flows provided by (used in) investing activities	(12,494)	(4,813)	(17,307)
Cash flows provided by (used in) financing activities	$13,276	$-	$13,276

See Accompanying Notes to Financial Statements — Parent Company Only.
367            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Schedule III
Supplementary Insurance Information
At December 31, 2009, 2008 and 2007 and for the years then ended

		Liability
		for Unpaid
		Claims and
		Claims					Losses	Amortization
	Deferred	Adjustment	Reserve	Policy	Premiums		and Loss	of Deferred
	Policy	Expense,	for	and	and Other	Net	Expenses	Policy	Other	Net
Segment	Acquisition	Future Policy	Unearned	Contract	Considerations	Investment	Incurred,	Acquisition	Operating	Premiums
(in millions)	Costs	Benefits(a)	Premiums	Claims(b)	Revenue	Income	Benefits	Costs	Expenses	Written

2009
General Insurance(c)	$4,875	$85,386	$20,699	$-	$32,274	$3,295	$25,367	$6,627	$2,875	$30,664
Domestic Life Insurance & Retirement Services	11,098	27,350	-	1,217	5,327	9,553	9,097	1,553	1,895	-
Foreign Life Insurance & Retirement Services	24,792	88,678	7	2,074	22,774	11,502	21,925	3,790	4,001	-
Other	49	(27)	657	-	4,327	889	5,047	114	886	4,192

	$40,814	$201,387	$21,363	$3,291	$64,702	$25,239	$61,436	$12,084	$9,657	$34,856

2008
General Insurance	$5,114	$89,258	$25,735	$-	$36,499	$2,606	$26,093	$7,124	$3,965	$35,633
Domestic Life Insurance & Retirement Services	14,447	29,479	-	1,265	7,644	9,134	11,535	522	3,257	-
Foreign Life Insurance & Retirement Services	26,166	112,882	-	1,853	24,710	157	11,599	4,071	4,321	-
Other	55	(27)	-	-	9,711	(464)	9,612	304	3,472	9,601

	$45,782	$231,592	$25,735	$3,118	$78,564	$11,433	$58,839	$12,021	$15,015	$45,234

2007
General Insurance	$5,407	$85,500	$27,703	$-	$36,056	$5,348	$22,391	$6,679	$1,917	$37,107
Domestic Life Insurance & Retirement Services	12,270	27,744	-	1,255	7,342	13,582	11,572	1,488	2,059	-
Foreign Life Insurance & Retirement Services	26,175	108,671	-	1,868	21,737	10,184	20,953	1,695	3,795	-
Other	62	(28)	-	-	9,618	937	7,536	1,556	1,048	9,960

	$43,914	$221,887	$27,703	$3,123	$74,753	$30,051	$62,452	$11,418	$8,819	$47,067

(a)	Liability for unpaid claims and claims adjustment expense with respect to the General Insurance operations are net of discounts of $2.66 billion, $2.57 billion and $2.43 billion at December 31, 2009, 2008 and 2007, respectively.

(b)	Reflected in insurance balances payable on the accompanying Consolidated Balance Sheet.

(c)	Excludes amounts related to divested operations from the date of divestment.
AIG 2009 Form 10-K            368

American International Group, Inc., and Subsidiaries
Schedule IV
Reinsurance
At December 31, 2009, 2008 and 2007 and for the years then ended

						Percent of
		Ceded to	Assumed			Amount
	Gross	Other	from Other			Assumed
(in millions)	Amount	Companies	Companies	Net Amount		to Net

2009
Life insurance in-force(1)	$2,340,019	$339,183	$1,023	$2,001,859		0.1%

Premiums:
General Insurance	$38,550	$9,897	$2,011	$30,664		6.6%
Domestic life Insurance & Retirement Services	5,815	1,056	1	4,760		-
Foreign life Insurance & Retirement Services	23,248	823	133	22,558	(2)	0.6
Noncore insurance	2,195	631	2,628	4,192		62.7
Eliminations	-	(910)	(910)	-		-

Total premiums	$69,808	$11,497	$3,863	$62,174		6.2%

2008
Life insurance in-force	$2,377,314	$384,538	$1,000	$1,993,776		0.1%

Premiums:
General Insurance	$45,425	$12,655	$2,863	$35,633		8.0%
Domestic life Insurance & Retirement Services	7,921	1,078	30	6,873		0.4
Foreign life Insurance & Retirement Services	25,142	756	29	24,415	(2)	0.1
Noncore insurance	3,997	697	6,301	9,601		65.6
Eliminations	-	(1,925)	(1,925)	-		-

Total premiums	$82,485	$13,261	$7,298	$76,522		9.5%

2007
Life insurance in-force	$2,311,022	$402,654	$1,023	$1,909,391		0.1%

Premiums:
General Insurance	$48,030	$13,425	$2,502	$37,107		6.7%
Domestic life Insurance & Retirement Services	7,515	1,044	19	6,490		0.3
Foreign life Insurance & Retirement Services	22,163	719	8	21,452	(2)	-
Noncore insurance	4,025	722	6,657	9,960		66.8
Eliminations	-	(2,416)	(2,416)	-		-

Total premiums	$81,733	$13,494	$6,770	$75,009		9.0%

(1)	Excludes life insurance in-force of $157.8 billion related to discontinued operations.

(2)	Includes accident and health premiums of $7.35 billion, $7.43 billion and $6.21 billion in 2009, 2008 and 2007, respectively.
369            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Schedule V
Valuation and Qualifying Accounts
For the years ended December 31, 2009, 2008 and 2007

		Additions
					Reclassified
	Balance,	Charged to		Activity of	to Assets of
	Beginning	Costs and		Discontinued	Businesses	Other	Balance,
(in millions)	of Year	Expenses	Charge Offs	Operations	Held for Sale	Changes(a)	End of Year

2009
Allowance for mortgage and other loans receivable	$208	$737	$(196)	$(4)	$(30)	$123	$838
Allowance for finance receivables	1,472	1,649	(1,280)	-	(174)	(61)	1,606
Allowance for premiums and insurances balances receivable	578	111	(73)	-	-	(79)	537
Allowance for reinsurance assets	425	(35)	102	-	-	(52)	440
Valuation allowance for deferred tax assets	20,896	2,916	-	-	-	(107)	23,705
Overhaul reserve(b)	419	347	-	-	-	(376)	390

2008
Allowance for mortgage and other loans receivable	$77	$70	$-	$(3)	$-	$64	$208
Allowance for finance receivables	878	1,427	(931)	-	-	98	1,472
Allowance for premiums and insurances balances receivable	662	205	(283)	-	-	(6)	578
Allowance for reinsurance assets	520	4	(7)	-	-	(92)	425
Valuation allowance for deferred tax assets	223	20,673	-	-	-	-	20,896
Overhaul reserve(b)	372	265	-	-	-	(218)	419

2007
Allowance for mortgage and other loans receivable	$64	$20	$(3)	$(6)	$-	$2	$77
Allowance for finance receivables	737	646	(632)	-	-	127	878
Allowance for premiums and insurances balances receivable	756	114	(216)	-	-	8	662
Allowance for reinsurance assets	536	131	(62)	-	-	(85)	520
Valuation allowance for deferred tax assets	11	212	-	-	-	-	223
Overhaul reserve(b)	245	290	-	-	-	(163)	372

(a)	Includes recoveries of amounts previously charged off and reclassifications to/from other accounts.

(b)	Amounts for Overhaul reserve represent reimbursements to lessees for overhauls performed and amounts transferred to buyers for aircraft sold and is included in Other liabilities in the Consolidated Balance Sheet.
AIG 2009 Form 10-K            370

American International Group, Inc., and Subsidiaries
Exhibit 12
Computation of Ratios of Earnings to Fixed Charges

Years Ended December 31,
(in millions, except ratios)	2009	2008	2007	2006	2005

Earnings:
Pre-tax income (loss)(a):	$(13,331)	$(106,555)	$8,097	$20,981	$14,806
Add — Fixed charges	16,592	20,456	11,470	9,062	7,663

Adjusted Pre-tax income (loss)	$3,261	(86,099)	19,567	30,043	22,469

Fixed charges:
Interest expense	$15,136	$17,665	$4,553	$3,715	$2,704
Portion of rent expense representing interest	244	299	257	219	199
Interest credited to policy and contract holders	1,212	2,492	6,660	5,128	4,760

Total fixed charges	$16,592	$20,456	$11,470	$9,062	$7,663

Preferred stock dividend requirements	$1,295	$400	$—	$—	$—
Total fixed charges and preferred stock dividend requirements	$17,887	$20,856	$11,470	$9,062	$7,663
Total fixed charges, excluding interest credited to policy and contract holders	$15,380	$17,964	$4,810	$3,934	$2,903

Ratio of earnings to fixed charges:
Ratio	n/a	n/a	1.71	3.32	2.93
Coverage deficiency	(13,331)	(106,555)	n/a	n/a	n/a

Ratio of earnings to fixed charges and preferred stock dividends:
Ratio	n/a	n/a	1.71	3.32	2.93
Coverage deficiency	(14,626)	(106,955)	n/a	n/a	n/a

Ratio of earnings to fixed charges, excluding interest credited to policy and contract holders(b):
Ratio	n/a	n/a	4.07	7.64	7.74
Coverage deficiency	(12,119)	(104,063)	n/a	n/a	n/a

(a)	From continuing operations, excluding undistributed earnings (loss) from equity method investments and capitalized interest.

(b)	The Ratio of earnings to fixed charges excluding interest credited to policy and contract holders removes interest credited to guaranteed investment contract (GIC) policyholders and guaranteed investment agreement (GIA) contract holders. Such interest expenses are also removed from earnings used in this calculation. GICs and GIAs are entered into by AIG’s insurance subsidiaries, principally SunAmerica Life Insurance Company and AIG Financial Products Corp. and its subsidiaries, respectively. The proceeds from GICs and GIAs are invested in a diversified portfolio of securities, primarily investment grade bonds. The assets acquired yield rates greater than the rates on the related policyholders obligation or contract, with the intent of earning a profit from the spread.
371            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Exhibit 21
Subsidiaries of Registrant

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2009	Organization	Parent(1)

American International Group, Inc.(2)	Delaware	(3)
AIG Capital Corporation	Delaware	100
AIG Capital India Private Limited	India	99.99	(4)
AIG Global Asset Management Company (India) Private Limited	India	99.99	(5)
AIG Consumer Finance Group, Inc.	Delaware	100
AIG Holdings Andes I	Cayman Islands	100
AIG Holdings Andes II	Cayman Islands	100
Inversora Pichincha S.A. Compania de Financiamiento Comercial	Colombia	89.98	(6)
AIG Bank Polska S.A.	Poland	99.92
AIG Credit S.A.	Poland	100
Compania Financiera Argentina S.A.	Argentina	100
AIG Credit Corp.	Delaware	100
A.I. Credit Consumer Discount Company	Pennsylvania	100
A.I. Credit Corp.	New Hampshire	100
AICCO, Inc.	Delaware	100
AICCO, Inc.	California	100
AIG Credit Corp. of Canada	Canada	100
Imperial Premium Funding, Inc.	Delaware	100
AIG Equipment Finance Holdings, Inc.	Delaware	100
AIG Commercial Equipment Finance, Inc.	Delaware	100
AIG Commercial Equipment Finance Company, Canada	Canada	100
AIG Rail Services, Inc.	Delaware	100
AIG Finance Holdings, Inc.	New York	100
AIG Global Asset Management Holdings Corp.	Delaware	100
AIG Asset Management (Asia) Limited	Hong Kong	100
AIG Asset Management (U.S.), LLC	Delaware	100
AIG Asset Management Services, Inc.	Delaware	100
AIG Global Real Estate Investment Corp.	Delaware	100
AIG Ports America, Inc.	Delaware	100
Port America Holdings, Inc.	Delaware	100
Ports America, Inc.	Delaware	100
Ports Insurance Company, Inc.	New York	100
AIG Securities Lending Corp.	Delaware	100
Brazos Capital Management, L.P.	Delaware	100
PineBridge Capital Partners, LLC.*	Delaware	100
AIGCP RTA Advisors, LLC*	Delaware	100
PineBridge Global Investments LLC*	Delaware	100
PineBridge International Services LLC*	Delaware	100
PineBridge Investments LLC*	Delaware	100
PineBridge Securities LLC*	Delaware	100
American General Finance, Inc.	Indiana	100
American General Auto Finance, Inc.	Delaware	100
American General Financial Services of Alabama, Inc.	Delaware	100
American General Finance Corporation	Indiana	100
Merit Life Insurance Co.	Indiana	100
MorEquity, Inc.	Nevada	100
Wilmington Finance, Inc.	Delaware	100
Ocean Finance and Mortgages Limited	England	100
Yosemite Insurance Company	Indiana	100
AIG 2009 Form 10-K            372

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2009	Organization	Parent(1)

CommoLoCo, Inc.	Puerto Rico	100
International Lease Finance Corporation	California	100
AIG Federal Savings Bank	USA	100
AIG Financial Advisor Services, Inc.	Delaware	100
AIG Global Investment (Luxembourg) S.A.	Luxembourg	100
AIG Financial Products Corp.	Delaware	100
AIG-FP Matched Funding Corp.	Delaware	100
AIG Matched Funding Corp.	Delaware	100
Banque AIG S.A.	France	90	(7)
AIG Funding, Inc.	Delaware	100
AIG Global Services, Inc.	New Hampshire	100
AIG Israel Insurance Company Ltd.	Israel	50.01
AIG Kazakhstan Insurance Company S.A.	Kazakhstan	60
AIG Life Holdings (International) LLC	Delaware	100
AIG Star Life Insurance Co., Ltd.	Japan	100
American International Reinsurance Company, Ltd.	Bermuda	100
AIG Mexico Seguros Interamericana, S.A. de C.V.	Mexico	100
AIA Aurora LLC	Delaware	99	(8)
AIA Group Limited	Hong Kong	100
American International Assurance Company, Limited	Hong Kong	100
American International Assurance Bhd	Malaysia	100
AIA Takaful International Bhd	Malaysia	100
TH Central Holdings Limited	Hong Kong	100
AIA Australia Limited	Australia	100
AIA Financial Services Limited	Australia	100
American International Assurance Company (Bermuda) Limited	Bermuda	100
AIA (Vietnam) Life Insurance Company Limited	Vietnam	100
PT AIA Financial	Indonesia	80	(9)
PT Asta Indah Abadi	Indonesia	100
The Philippine American Life and General Insurance Company	Philippines	99.78
BPI-Philam Life Assurance Corporation	Philippines	51
Philam Equitable Life Assurance Company, Inc.	Philippines	95
Tata AIG Life Insurance Company Limited	India	26
Nan Shan Life Insurance Company, Limited*	Taiwan	97.57
AIG Edison Life Insurance Company	Japan	90	(10)
AIG Life Holdings (US), Inc.	Texas	100
AGC Life Insurance Company	Missouri	100
AIG Life of Bermuda, Ltd.	Bermuda	100
American General Life Insurance Company of Delaware	Delaware	100
American General Life and Accident Insurance Company	Tennessee	100
American General Bancassurance Services, Inc.	Illinois	100
American General Property Insurance Company	Tennessee	100
American General Life Insurance Company	Texas	100
AIG Enterprise Services, LLC	Delaware	100
American General Annuity Service Corporation	Texas	100
American General Life Companies, LLC	Delaware	100
The Variable Annuity Life Insurance Company	Texas	100
VALIC Retirement Services Company	Texas	100
American International Life Assurance Company of New York	New York	100
The United States Life Insurance Company in the City of New York	New York	100
Western National Life Insurance Company	Texas	100
American General Assurance Company	Illinois	100
American General Indemnity Company	Illinois	100
373            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2009	Organization	Parent(1)

American General Investment Management Corporation	Delaware	100
American General Realty Investment Corporation	Texas	100
Knickerbocker Corporation	Texas	100
AIG Life Insurance Company (Switzerland) Ltd.	Switzerland	100
AIG Liquidity Corp.	Delaware	100
AIG Lotus LLC	Delaware	100
AIG Retirement Services, Inc.	Delaware	100
SunAmerica Life Insurance Company	Arizona	100
SunAmerica Annuity and Life Assurance Company	Arizona	100
SunAmerica Asset Management Corp.	Delaware	100
SunAmerica Capital Services, Inc.	Delaware	100
SunAmerica Investments, Inc.	Georgia	100
AIG Advisor Group, Inc.	Maryland	100
SagePoint Financial, Inc.	Delaware	100
Advantage Capital Corporation	New York	100
Financial Service Corporation	Delaware	100
FSC Securities Corporation	Delaware	100
Royal Alliance Associates, Inc.	Delaware	100
SunAmerica (Cayman) Co., Ltd.	Cayman Islands	100
First SunAmerica Life Insurance Company	New York	100
AIG Trading Group Inc.	Delaware	100
AIG International Inc.	Delaware	100
AIUH LLC	Delaware	100
Chartis Holdings, Inc.	Delaware	100
ALICO Holdings LLC	Delaware	100
American Life Insurance Company	Delaware	100
AIG Hayat Sigorta A.S	Turkey	100
ALICO Mexico, Compania de Seguros de Vida, S.A. de C.V.	Mexico	99.99	(11)
ALICO Akcioardslco Dnistvoza Zivotno Osiguranje	Serbia	99.9	(12)
ALICO Asigurari Romania SA	Romania	98	(13)
ALICO (Bulgaria) Zhivotozastrahovatelno Druzhestvo EAD	Bulgaria	100
ALICO Colombia Seguros de Vida, S.A.	Colombia	94.99	(14)
ALICO Compania de Seguros de Retiro	Argentina	90	(15)
ALICO Compania de Seguros de Vida, S.A.	Uruguay	100
ALICO Compania de Seguros S.A.	Argentina	90	(16)
ALICO, S.A.	France	100
ALICO European Holdings Limited	Ireland	100
“Master-D” ZAO	Russia	100
ZAO ALICO Insurance Company	Russia	51	(17)
ALICO Italia S.p.A.	Italy	100
ALICO Life International Limited	Ireland	100
ALICO Operations Inc.	Delaware	100
American Life Insurance Company (Pakistan) Limited	Pakistan	66.47
American Life Insurance Company Gestora de Fondos y Planos de Pensiones, S.A.	Spain	100
AMSLICO AIG Life poist’ovna a.s.	Slovakia	100
First American Polish Life Insurance & Reinsurance Company, S.A.	Poland	100
Hellenic ALICO Life Insurance Company Ltd.	Greece	27.5
International Technical and Advisory Services Limited	Delaware	100
Inversiones Interamericana S.A.	Chile	99.99	(18)
La Interamericana Compania de Seguros de Vida S.A.	Chile	100
Inversiones Inversegven, C.A.	Venezuela	50
Seguros Venezuela, C.A.	Venezuela	92.79
AIG 2009 Form 10-K            374

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2009	Organization	Parent(1)

El Pacifico-Peruano Suiza Compania de Seguros S.A.	Peru	14.94	(19)
Pacifico S.A. Empresa Prestadora de Salud	Peru	100
El Pacifico Vida Compania y Reaseguros	Peru	61.99	(20)
Pharaonic American Life Insurance Company	Egypt	74.88	(21)
UBB-ALICO Insurance Company JSC	Bulgaria	40
American Security Life Insurance Company, Ltd.	Liechtenstein	100
Chartis Inc.	Delaware	100
Chartis U.S., Inc.	Delaware	100
AIG Risk Management, Inc.	New York	100
American Home Assurance Company	New York	100
American International Realty Corp.	Delaware	31.5	(22)
Chartis Non-Life Holding Company (Japan), Inc.	Delaware	100
Fuji Fire & Marine Insurance Company, Limited	Japan	18.13	(23)
American Fuji Fire & Marine Insurance Company	Illinois	100
Fuji Life Insurance Company, Limited	Japan	100
Fuji International Insurance Company Limited	United Kingdom	100
Pine Street Real Estate Holdings Corp.	New Hampshire	31.47	(24)
Audubon Insurance Company	Louisiana	100
Audubon Indemnity Company	Mississippi	100
Chartis Aerospace Insurance Services, Inc.	Georgia	100
Chartis Property Casualty Company	Pennsylvania	100
Chartis Insurance Agency, Inc.	New Jersey	100
Chartis Insurance Company of Canada	Canada	100
Commerce and Industry Insurance Company	New York	100
The Insurance Company of the State of Pennsylvania	Pennsylvania	100
Landmark Insurance Company	California	100
National Union Fire Insurance Company of Pittsburgh, Pa	Pennsylvania	100
Chartis Claims, Inc.	Delaware	100
Chartis Select Insurance Co.	Delaware	100
Chartis Excess Limited	Ireland	100
Chartis Specialty Insurance Company	Illinois	70	(25)
Lexington Insurance Company	Delaware	70	(26)
JI Accident & Fire Insurance Company, Ltd.	Japan	50
Mt. Mansfield Company, Inc.	Vermont	100
National Union Fire Insurance Company of Louisiana	Louisiana	100
National Union Fire Insurance Company of Vermont	Vermont	100
United Guaranty Corporation	North Carolina	45.88	(27)
AIG Centre Capital Group, Inc.	North Carolina	100
A.I.G. Mortgage Holdings Israel Ltd.	Israel	100
E.M.I. — Ezer Mortgage Insurance Company Ltd.	Israel	100
AIG United Guaranty Agenzia di Assicurazione S.R.L	Italy	100
AIG United Guaranty Insurance (Asia) Limited	Hong Kong	100
AIG United Guaranty Mexico, S.A.	Mexico	99.99	(28)
AIG United Guaranty Mortgage Insurance Company Canada	Canada	100
AIG United Guaranty Re Limited	Ireland	100
United Guaranty Insurance Company	North Carolina	100
United Guaranty Mortgage Insurance Company	North Carolina	100
United Guaranty Mortgage Insurance Company of North Carolina	North Carolina	100
United Guaranty Partners Insurance Company	Vermont	100
United Guaranty Residential Insurance Company	North Carolina	75.03	(29)
United Guaranty Credit Insurance Company	North Carolina	100
United Guaranty Commercial Insurance Company of North Carolina	North Carolina	100
United Guaranty Mortgage Indemnity Company	North Carolina	100
375            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2009	Organization	Parent(1)

United Guaranty Residential Insurance Company of North Carolina	North Carolina	100
United Guaranty Services, Inc.	North Carolina	100
New Hampshire Insurance Company	Pennsylvania	100
Chartis Casualty Company	Pennsylvania	100
Granite State Insurance Company	Pennsylvania	100
Illinois National Insurance Co.	Illinois	100
New Hampshire Insurance Services, Inc.	New Hampshire	100
Risk Specialists Companies, Inc.	Delaware	100
A.I. Risk Specialists Insurance, Inc.	Massachusetts	100
Agency Management Corporation	Louisiana	100
The Gulf Agency, Inc.	Alabama	100
Design Professionals Association Risk Purchasing Group, Inc.	Illinois	100
Chartis International, LLC	Delaware	100
AIG Egypt Insurance Company S.A.E.	Egypt	95.02
AIG Global Trade & Political Risk Insurance Company	New Jersey	100
AIU Insurance Company	New York	100
Chartis Insurance Company China Limited	China	100
Chartis Taiwan Insurance Co., Ltd.	Taiwan	100
Chartis Africa Holdings, Inc.	Delaware	100
Chartis Kenya Insurance Company Limited	Kenya	66.67
Chartis Latin American Investments, LLC	Delaware	100
Chartis Central Europe & CIS Insurance Holdings Corporation	Delaware	100
Chartis Ukraine Insurance Company CJSC	Ukraine	74.08	(30)
UBB-AIG Insurance and Reinsurance Company JSC	Bulgaria	40
Chartis Memsa Holdings, Inc.	Delaware	100
AIG Hayleys Investment Holdings (Private) Ltd.	Sri Lanka	100
CHARTIS Insurance Limited	Sri Lanka	100
Chartis Iraq, Inc.	Delaware	100
CHARTIS Lebanon S.A.L.	Lebanon	100
Chartis Libya, Inc.	Delaware	100
Tata AIG General Insurance Company Limited	India	26
Chartis Overseas Limited	Bermuda	100
Chartis Overseas Association	Bermuda	67	(31)
Chartis Malaysia Insurance Berhad	Malaysia	100
Chartis North America, Inc.	New York	100
CHARTIS Sigorta A.S	Turkey	100
American International Underwriters del Ecuador S.A.	Ecuador	100
AIG Metropolitana Compania de Seguros y Reaseguros S.A.	Ecuador	32.06	(32)
Chartis Chile Compania de Seguros Generales S.A.	Chile	100
CHARTIS Cyprus Ltd	Cyprus	100
Chartis Europe Holdings Limited	Ireland	29.52	(33)
Chartis Europe, S.A.	France	91.32	(34)
Chartis Insurance Ireland Limited	Ireland	100
Chartis UK Holdings Limited	England	100
AIG Germany Holding GmbH	Germany	100
Chartis UK Financing Limited	England	100
Chartis UK Sub Holdings Limited	England	100
Chartis Insurance UK Limited	England	100
Chartis UK Services Limited	England	100
Chartis Insurance Hong Kong Limited	Hong Kong	100
Chartis Insurance (Thailand) Company Limited	Thailand	100
CHARTIS MEMSA Insurance Company Limited	United Arab Emirates	100
Chartis Philippines Insurance Inc.	Philippines	100
AIG 2009 Form 10-K            376

American International Group, Inc., and Subsidiaries

		Percentage
		of Voting
		Securities
	Jurisdiction of	held by
	Incorporation or	Immediate
As of December 31, 2009	Organization	Parent(1)

Chartis Seguros Brasil S.A.	Brazil	100
Chartis Seguros Columbia S.A.	Colombia	100
Chartis Seguros Guatemala, S.A.	Guatemala	100
Chartis Seguros, El Salvador, Sociedad Anonima	El Salvador	99.99	(35)
Chartis Seguros Uruguay S.A.	Uruguay	100
Chartis Uganda Insurance Company Limited	Uganda	100
Chartis Vida, Sociedad Anonima, Seguros de Personas	El Salvador	100
Chartis Vietnam Insurance Company Limited	Vietnam	100
Hellas Insurance Co. S.A.	Greece	50
Inversiones Segucasai, C.A.	Venezuela	50
C.A. de Seguros American International	Venezuela	93.72
Johannesburg Insurance Holdings (Proprietary) Limited	South Africa	100
Chartis South Africa Limited	South Africa	100
Chartis Life South Africa Limited	South Africa	100
Latin American Investment Guarantee Company Ltd.	Bermuda	50
PT Chartis Insurance Indonesia	Indonesia	61.01
Richmond Insurance Company Limited	Bermuda	100
Richmond Insurance Company (Barbados) Limited	Barbados	100
Underwriters Adjustment Company, Inc.	Panama	100
Uzbek American Insurance Company	Uzbekistan	51
Arabian American Insurance Company (Bahrain) E.C	Bahrain	100
CHARTIS Takaful-Enaya B.S.C.(c)	Bahrain	100
Chartis Insurance Company — Puerto Rico	Puerto Rico	100
La Meridional Compania Argentina de Seguros S.A.	Argentina	95	(36)
Chartis Technology and Operations Management Corporation	New York	100
Travel Guard Worldwide, Inc.	Wisconsin	100
Livetravel, Inc.	Wisconsin	100
Travel Guard Group, Inc.	Delaware	100
Travel Guard Group Canada, Inc.	Canada	100
Delaware American Life Insurance Company	Delaware	100
MG Reinsurance Limited	Vermont	100
PineBridge Investments Schweiz GmBH	Switzerland	100

(*)	In connection with AIG’s asset disposition plan, through February 26, 2010, AIG has entered into agreements to sell this company.

(1)	Percentages include directors’ qualifying shares.

(2)
Substantially, all subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(3)
The common stock is owned approximately 10.5 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. Greenberg Starr International Company, Inc., Universal Foundation, Inc. (according to an amended Schedule 13D dated June 5, 2009 and filed on that date).

(4)	Also owned 0.01 percent by PineBridge Investments LLC.

(5)	Also owned 0.01 percent by AIG Capital Corporation.

(6)	Also owned 10 percent by AIG Andes Holdings I.

(7)	Also owned 10 percent by AIG Matched Funding Corp.

(8)	Also owned 1 percent by American International Group, Inc.

(9)	Also owned 20 percent by PT Asta Indah Abadi.

(10)	Also owned 10 percent by a subsidiary of AIG Financial Assurance Japan K.K.

(11)	Also owned less than 0.01 percent by International Technical and Advisory Services Limited.

(12)	Also owned 0.1 percent by International Technical and Advisory Services Limited.
377            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries

(13)	Also owned 1 percent by International Technical and Advisory Services Limited and 1 percent by Societatea de Asigurari AIG Romania SA.

(14)	Also owned 5.01 percent by International Technical and Advisory Services Limited.

(15)	Also owned 10 percent by International Technical and Advisory Services Limited.

(16)	Also owned 10 percent by International Technical and Advisory Services Limited.

(17)	Also owned 49 percent by American Life Insurance Company.

(18)	Also owned 0.01 percent by International Technical and Advisory Services Limited.

(19)	Also owned 2.77 percent by Chartis Overseas Limited and 2.38 percent by Inversiones Interamericana S.A.

(20)	Also owned 38.01 percent by American Life Insurance Company.

(21)	Also owned 7.5 percent by Chartis Egypt Insurance Company S.A.E.

(22)	Also owned by 9 other AIG subsidiaries.

(23)
Also owned 10.36 percent by AIU Insurance Company, 2.76 percent by American Home Assurance Company, 7.73 percent by Chartis Europe, S.A., and 2.58 percent by Chartis Overseas Limited. On January 21, Chartis International, LLC announced that it had reached an agreement, subject to regulatory approval, to increase it stake from 41.55 percent to 54.65 percent.

(24)	Also owned by 9 other AIG subsidiaries.

(25)	Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by Chartis Property Casualty Company.

(26)	Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by Chartis Property Casualty Company.

(27)	Also owned 35.12 percent by New Hampshire Insurance Company and 19 percent by The Insurance Company of the State of Pennsylvania.

(28)	Also owned less than 0.01 percent by United Guaranty Services, Inc.

(29)	Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

(30)	Also owned 20.18 percent by American International Group, Inc. and 5.73 percent by Steppe Securities, L.L.C.

(31)	Also owned 12 percent by New Hampshire Insurance Company, 11 percent by National Union Fire Insurance Company of Pittsburgh, Pa., and 10 percent by American Home Assurance Company.

(32)	Also owned 19.72 percent by Chartis Overseas Association.

(33)	Also owned 66.92 percent by Chartis Overseas Association, 2.01 percent by Chartis Bermuda Limited, and 1.55 percent by Chartis Luxembourg Financing Limited.

(34)	Also owned 8.68 percent by Chartis Overseas Limited.

(35)	Also owned 0.01 percent by Chartis Latin America Investments, LLC.

(36)	Also owned 4.99 percent by Chartis Global Management Company Limited.
AIG 2009 Form 10-K            378

American International Group, Inc., and Subsidiaries
Exhibit 23
Consent of Independent Registered Public Accounting Firm
     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8, Form S-4 and Form S-3 (No. 2-45346, No. 2-75875, No. 2-78291, No. 2-91945, No. 33-18073, No. 33-57250, No. 333-48639, No. 333-58095, No. 333-70069, No. 333-83813, No. 333-31346, No. 333-39976, No. 333-45828, No. 333-50198, No. 333-52938, No. 333-68640, No. 333-74187, No. 333-101640, No. 333-101967, No. 333-108466, No. 333-111737, No. 333-115911, No. 333-106040, No. 333-132561, No. 333-143992 No. 333-148148, No. 333-150865, No. 333-158019, No. 333-158098 and No. 333-160645) of American International Group, Inc. of our report dated February 26, 2010, relating to the financial statements, financial statement schedules, and the effectiveness of internal control over financial reporting, which appears in this Annual Report on Form 10-K.
/s/ PricewaterhouseCoopers
New York, New York
February 26, 2010
379            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Exhibit 31
CERTIFICATIONS
I, Robert H. Benmosche, certify that:
     1. I have reviewed this Annual Report on Form 10-K of American International Group, Inc.;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
     4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     (c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
     5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
     Date: February 26, 2010

/s/ ROBERT H. BENMOSCHE
Robert H. Benmosche
President and Chief Executive Officer
AIG 2009 Form 10-K            380

American International Group, Inc., and Subsidiaries
CERTIFICATIONS
I, David L. Herzog, certify that:
     1. I have reviewed this Annual Report on Form 10-K of American International Group, Inc.;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
     4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     (c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
     5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
Date: February 26, 2010

/s/ DAVID L. HERZOG
David L. Herzog
Executive Vice President and Chief Financial Officer
381            AIG 2009 Form 10-K

American International Group, Inc., and Subsidiaries
Exhibit 32
CERTIFICATION
     In connection with this Annual Report on Form 10-K of American International Group, Inc. (the “Company”) for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert H. Benmosche, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 26, 2010

/s/ ROBERT H. BENMOSCHE
Robert H. Benmosche
President and Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.
AIG 2009 Form 10-K            382

American International Group, Inc., and Subsidiaries
CERTIFICATION
     In connection with this Annual Report on Form 10-K of American International Group, Inc. (the “Company”) for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David L. Herzog, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 26, 2010

/s/ DAVID L. HERZOG
David L. Herzog
Executive Vice President and Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.
383            AIG 2009 Form 10-K

Annex 2

Quarterly Report on Form 10-Q for the quarterly period
ended September 30, 2010
(certain exhibits omitted)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q
(Mark One)

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2010
or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from                                      to
Commission File Number 1-8787

American International Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	13-2592361
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

180 Maiden Lane, New York, New York	10038
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 770-7000
Former name, former address and former fiscal year, if changed since last report:
70 Pine Street, New York, NY 10270

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑   No ☐
     Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☑   No ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller
reporting company)
     Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐   No ☑
     As of October 29, 2010, there were 135,143,176 shares outstanding of the registrant’s common stock.

(This page intentionally left blank)

American International Group, Inc. and Subsidiaries

American International Group, Inc. and Subsidiaries
Part I – FINANCIAL INFORMATION
ITEM 1. Financial Statements (unaudited)
Consolidated Balance Sheet

	September 30,	December 31,
(in millions)	2010	2009

Assets:
Investments:
Fixed maturity securities:
Bonds available for sale, at fair value (amortized cost: 2010 – $277,804; 2009 – $364,491)	$296,198	$365,551
Bond trading securities, at fair value	28,849	31,243
Equity securities:
Common and preferred stock available for sale, at fair value (cost: 2010 – $7,389; 2009 – $6,464)	11,266	9,522
Common and preferred stock trading, at fair value	5,486	8,318
Mortgage and other loans receivable, net of allowance (portion measured at fair value: 2010 – $178; 2009 – $119)	22,943	27,461
Finance receivables, net of allowance	1,262	20,327
Flight equipment primarily under operating leases, net of accumulated depreciation	39,875	44,091
Other invested assets (portion measured at fair value: 2010 – $11,779; 2009 – $18,888)	36,006	45,235
Securities purchased under agreements to resell, at fair value	905	2,154
Short-term investments (portion measured at fair value: 2010 – $18,182; 2009 – $23,975)	34,462	47,263

Total investments	477,252	601,165
Cash	1,668	4,400
Accrued investment income	4,161	5,152
Premiums and other receivables, net of allowance	17,035	16,549
Reinsurance assets, net of allowance	24,515	22,425
Current and deferred income taxes	53	4,108
Deferred policy acquisition costs	25,300	40,814
Real estate and other fixed assets, net of accumulated depreciation	3,237	4,142
Unrealized gain on swaps, options and forward transactions, at fair value	7,639	9,130
Goodwill	1,447	6,195
Other assets, including prepaid commitment asset of $4,718 in 2010 and $7,099 in 2009 (portion measured at fair value: 2010 – $14; 2009 – $288)	16,607	18,976
Separate account assets, at fair value	58,209	58,150
Assets held for sale	234,842	56,379

Total assets	$871,965	$847,585

See Accompanying Notes to Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
Consolidated Balance Sheet (Continued)

	September 30,	December 31,
(in millions, except share data)	2010	2009

Liabilities:
Liability for unpaid claims and claims adjustment expense	$86,297	$85,386
Unearned premiums	24,633	21,363
Future policy benefits for life and accident and health insurance contracts	78,655	116,001
Policyholder contract deposits (portion measured at fair value: 2010 – $4,763; 2009 – $5,214)	135,545	220,128
Other policyholder funds	13,375	13,252
Commissions, expenses and taxes payable	3,455	4,950
Insurance balances payable	3,380	4,393
Funds held by companies under reinsurance treaties	701	774
Securities sold under agreements to repurchase (portion measured at fair value: 2010 – $3,242; 2009 – $3,221)	3,901	3,505
Securities and spot commodities sold but not yet purchased, at fair value	163	1,030
Unrealized loss on swaps, options and forward transactions, at fair value	6,455	5,403
Trust deposits and deposits due to banks and other depositors (portion measured at fair value: 2010 – $15; 2009 – $15)	936	1,641
Other liabilities	22,308	22,503
Federal Reserve Bank of New York Commercial Paper Funding Facility (portion measured at fair value: 2009 – $2,742)	-	4,739
Federal Reserve Bank of New York credit facility	20,470	23,435
Other long-term debt (portion measured at fair value: 2010 – $13,300; 2009 – $13,195)	93,419	113,298
Separate account liabilities	58,209	58,150
Liabilities held for sale	209,323	48,599

Total liabilities	761,225	748,550

Commitments, contingencies and guarantees (see Note 9)
Redeemable noncontrolling interests in partially owned consolidated subsidiaries (including $107 and $211 associated with businesses held for sale in 2010 and 2009, respectively)	2,027	959
AIG shareholders’ equity:
Preferred stock
Series E; $5.00 par value; shares issued: 2010 and 2009 – 400,000, at aggregate liquidation value	41,605	41,605
Series F; $5.00 par value; shares issued: 2010 and 2009 – 300,000, aggregate liquidation value: 2010 – 7,543; 2009 – 5,344	7,378	5,179
Series C; $5.00 par value; shares issued: 2010 and 2009 – 100,000, aggregate liquidation value: 2010 and 2009 – $0.5	23,000	23,000
Common stock, $2.50 par value; 5,000,000,000 shares authorized; shares issued: 2010 – 141,799,335; 2009 – 141,732,263	354	354
Treasury stock, at cost; 2010 – 6,660,908; 2009 – 6,661,356 shares of common stock	(873)	(874)
Additional paid-in capital	5,864	6,358
Accumulated deficit	(14,486)	(11,491)
Accumulated other comprehensive income	18,000	5,693

Total AIG shareholders’ equity	80,842	69,824

Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	25,955	24,540
Other (including $403 and $2,234 associated with businesses held for sale in 2010 and 2009, respectively)	1,916	3,712

Total noncontrolling interests	27,871	28,252

Total equity	108,713	98,076

Total liabilities and equity	$871,965	$847,585

See Accompanying Notes to Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
Consolidated Statement of Income (Loss)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(dollars in millions, except per share data)	2010	2009	2010	2009

Revenues:
Premiums and other considerations	$12,639	$11,695	$35,931	$39,052
Net investment income	5,231	6,409	15,469	14,044
Net realized capital losses:
Total other-than-temporary impairments on available for sale securities	(459)	(901)	(1,397)	(5,200)
Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in Accumulated other comprehensive income	(345)	(57)	(595)	304

Net other-than-temporary impairments on available for sale securities recognized in net loss	(804)	(958)	(1,992)	(4,896)
Other realized capital gains (losses)	143	(897)	510	(77)

Total net realized capital losses	(661)	(1,855)	(1,482)	(4,973)
Unrealized market valuation gains on Capital Markets super senior credit default swap portfolio	152	959	432	1,143
Other income	1,730	2,396	5,264	7,520

Total revenues	19,091	19,604	55,614	56,786

Benefits, claims and expenses:
Policyholder benefits and claims incurred	11,175	11,340	30,747	36,600
Policy acquisition and other insurance expenses	3,898	3,533	11,168	11,765
Interest expense	2,158	2,093	5,334	6,680
Restructuring expenses and related asset impairment and other expenses	159	254	339	908
Net loss (gain) on sale of divested businesses	(4)	885	(126)	1,192
Other expenses	1,283	2,016	4,354	5,465

Total benefits, claims and expenses	18,669	20,121	51,816	62,610

Income (loss) from continuing operations before income tax expense (benefit)	422	(517)	3,798	(5,824)
Income tax expense (benefit)	469	(408)	1,044	(1,510)

Income (loss) from continuing operations	(47)	(109)	2,754	(4,314)
Income (loss) from discontinued operations, net of income tax expense (benefit) (See Note 3)	(1,844)	94	(4,329)	1,011

Net loss	(1,891)	(15)	(1,575)	(3,303)

Less:
Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	388	-	1,415	-
Other	104	(496)	243	(1,271)

Total net income (loss) from continuing operations attributable to noncontrolling interests	492	(496)	1,658	(1,271)
Net income from discontinued operations attributable to noncontrolling interests	12	26	35	44

Total net income (loss) attributable to noncontrolling interests	504	(470)	1,693	(1,227)

Net income (loss) attributable to AIG	$(2,395)	$455	$(3,268)	$(2,076)

Net income (loss) attributable to AIG common shareholders	$(2,395)	$92	$(661)	$(3,371)

Income (loss) per common share attributable to AIG:
Basic:
Income (loss) from continuing operations	$(3.97)	$0.58	$1.63	$(32.06)
Income (loss) from discontinued operations	$(13.65)	$0.10	$(6.51)	$7.14
Diluted:
Income (loss) from continuing operations	$(3.97)	$0.58	$1.63	$(32.06)
Income (loss) from discontinued operations	$(13.65)	$0.10	$(6.51)	$7.14

Weighted average shares outstanding:
Basic	135,879,125	135,293,841	135,788,053	135,276,345
Diluted	135,879,125	135,456,372	135,855,328	135,276,345

See Accompanying Notes to Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
Consolidated Statement of Comprehensive Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Net loss	$(1,891)	$(15)	$(1,575)	$(3,303)

Other comprehensive income:
Unrealized appreciation of fixed maturity investments on which other-than-temporary credit impairments were taken	781	758	2,011	1,870
Income tax expense on above changes	(584)	(221)	(1,012)	(671)
Unrealized appreciation of all other investments – net of reclassification adjustments	11,277	18,164	18,597	23,749
Income tax expense on above changes	(3,446)	(6,481)	(6,441)	(8,952)
Foreign currency translation adjustments	1,514	408	(266)	1,403
Income tax benefit (expense) on above changes	(638)	(221)	116	(630)
Net derivative gains (losses) arising from cash flow hedging activities – net of reclassification adjustments	46	(7)	83	64
Income tax benefit (expense) on above changes	(44)	2	(20)	(19)
Change in retirement plan liabilities adjustment	(514)	127	(411)	218
Income tax benefit (expense) on above changes	110	(41)	101	(71)

Other comprehensive income	8,502	12,488	12,758	16,961

Comprehensive income	6,611	12,473	11,183	13,658
Comprehensive income (loss) attributable to noncontrolling interests	379	(193)	385	(867)
Comprehensive income (loss) attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	388	-	1,415	-

Comprehensive income attributable to AIG	$5,844	$12,666	$9,383	$14,525

See Accompanying Notes to Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
Consolidated Statement of Cash Flows

	Nine Months
	Ended September 30,
(in millions)	2010	2009

Summary:
Net cash provided by operating activities	$15,115	$11,974
Net cash provided by (used in) investing activities	(7,527)	9,149
Net cash used in financing activities	(8,772)	(25,003)
Effect of exchange rate changes on cash	(4)	195

Change in cash	(1,188)	(3,685)
Cash at beginning of period	4,400	8,642
Reclassification of assets held for sale	(1,544)	-

Cash at end of period	1,668	4,957

Cash flows from operating activities:
Net loss	$(1,575)	$(3,303)
(Income) loss from discontinued operations	4,329	(1,011)

Adjustments to reconcile net loss to net cash provided by operating activities:
Noncash revenues, expenses, gains and losses included in loss:
Net gains on sales of securities available for sale and other assets	(1,943)	(689)
Net (gains) losses on sales of divested businesses	(126)	1,192
Unrealized (gains) losses in earnings – net	737	(4,305)
Equity in (income) loss from equity method investments, net of dividends or distributions	(592)	1,831
Depreciation and other amortization	9,104	9,129
Provision for mortgage, other loans and finance receivables	376	1,065
Impairments of assets	3,775	7,793
Amortization of costs and accrued interest and fees related to FRBNY Credit Facility	2,762	3,557
Changes in operating assets and liabilities:
General and life insurance reserves	3,729	3,277
Premiums and other receivables and payables – net	(606)	1,204
Reinsurance assets and funds held under reinsurance treaties	(2,124)	317
Capitalization of deferred policy acquisition costs	(7,940)	(6,792)
Other policyholder funds	339	529
Current and deferred income taxes – net	(90)	(1,629)
Trading securities	542	965
Securities sold under agreements to repurchase, net of securities purchased under agreements to resell	1,208	(233)
Securities and spot commodities sold but not yet purchased	(867)	(1,657)
Finance receivables and other loans held for sale – originations and purchases	(15)	(60)
Sales of finance receivables and other loans – held for sale	64	84
Other, net	(2,118)	(2,853)

Total adjustments	6,215	12,725

Net cash provided by operating activities – continuing operations	8,969	8,411
Net cash provided by operating activities – discontinued operations	6,146	3,563

Net cash provided by operating activities	$15,115	$11,974

See Accompanying Notes to Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
Consolidated Statement of Cash Flows (Continued)

	Nine Months
	Ended September 30,
(in millions)	2010	2009

Cash flows from investing activities:
Proceeds from (payments for)
Sales of available for sale investments	$33,951	$32,365
Maturities of fixed maturity securities available for sale and hybrid investments	10,651	12,723
Sales of trading securities	5,080	11,001
Sales or distributions of other invested assets (including flight equipment)	7,609	8,794
Sales of divested businesses, net	1,903	4,658
Principal payments received on mortgage and other loans receivable	2,785	2,943
Principal payments received on and sales of finance receivables held for investment	938	4,044
Purchases of available for sale investments	(60,770)	(39,907)
Purchases of trading securities	(2,285)	(4,025)
Purchases of other invested assets (including flight equipment)	(6,126)	(8,064)
Acquisition, net of cash acquired	(139)	-
Mortgage and other loans receivable issued	(1,622)	(2,143)
Finance receivables held for investment – originations and purchases	(673)	(2,923)
Net additions to real estate, fixed assets, and other assets	(234)	(270)
Net change in short-term investments	4,649	(10,535)
Net change in derivative assets and liabilities other than Capital Markets	186	169
Other, net	(166)	31

Net cash provided by (used in) investing activities – continuing operations	(4,263)	8,861
Net cash provided by (used in) investing activities – discontinued operations	(3,264)	288

Net cash provided by (used in) investing activities	$(7,527)	$9,149

Cash flows from financing activities:
Proceeds from (payments for)
Policyholder contract deposits	$14,719	$15,555
Policyholder contract withdrawals	(11,120)	(20,589)
Change in commercial paper and other short-term debt	-	(425)
Change in Federal Reserve Bank of New York Commercial Paper Funding Facility borrowings	(5,855)	(5,735)
Federal Reserve Bank of New York credit facility borrowings	14,900	20,000
Federal Reserve Bank of New York credit facility repayments	(18,512)	(21,000)
Issuance of other long-term debt	9,683	2,977
Repayments on other long-term debt	(10,481)	(12,959)
Drawdown on the Department of the Treasury Commitment	2,199	3,206
Other, net	(376)	(176)

Net cash used in financing activities – continuing operations	(4,843)	(19,146)
Net cash used in financing activities – discontinued operations	(3,929)	(5,857)

Net cash used in financing activities	$(8,772)	$(25,003)

Supplementary disclosure of cash flow information:
Cash paid during the period for:
Interest	$(3,978)	$(4,337)
Taxes	$(1,134)	$(19)
Non-cash financing/investing activities:
Interest credited to policyholder contract deposits included in financing activities	$6,768	$10,382
Long-term debt reduction due to deconsolidations	$1,092	$1,248
Debt assumed on consolidation of variable interest entities	$2,591	$-
Debt assumed on acquisition	$164	$-

See Accompanying Notes to Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
Consolidated Statement of Equity

Nine Months Ended
September 30, 2010						Accumulated	Total AIG
				Additional		Other	Share-	Non-
	Preferred	Common	Treasury	Paid-in	Accumulated	Comprehensive	holders’	controlling	Total
(in millions)	Stock	Stock	Stock	Capital	Deficit	Income	Equity	Interests	Equity

Balance, beginning of year	$69,784	$354	$(874)	$6,358	$(11,491)	$5,693	$69,824	$28,252	$98,076

Series F drawdowns	2,199	-	-	-	-	-	2,199	-	2,199
Common stock issued under stock plans	-	-	-	(5)	-	-	(5)	-	(5)
Cumulative effect of change in accounting principle, net of tax	-	-	-	-	238	(344)	(106)	-	(106)
Net income (loss) attributable to AIG or other noncontrolling interests(a)	-	-	-	-	(3,268)	-	(3,268)	188	(3,080)
Net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York	-	-	-	-	-	-	-	1,415	1,415
Other comprehensive income(b)	-	-	-	-	-	12,651	12,651	102	12,753
Net decrease due to deconsolidation	-	-	-	-	-	-	-	(2,261)	(2,261)
Contributions from noncontrolling interests	-	-	-	-	-	-	-	198	198
Distributions to noncontrolling interests	-	-	-	-	-	-	-	(124)	(124)
Deferred taxes	-	-	-	(543)	-	-	(543)	-	(543)
Other	-	-	1	54	35	-	90	101	191

Balance, end of period	$71,983	$354	$(873)	$5,864	$(14,486)	$18,000	$80,842	$27,871	$108,713

Nine Months Ended
September 30, 2009

Balance, beginning of year	$40,000	$368	$(8,450)	$39,488	$(12,368)	$(6,328)	$52,710	$8,095	$60,805

Series C issuance	23,000	-	-	(23,000)	-	-	-	-	-
Series D exchange for Series E	1,605	-	-	(1,605)	-	-	-	-	-
Series F drawdowns	3,206	-	-	-	-	-	3,206	-	3,206
Series F commitment fee	(165)	-	-	-	-	-	(165)	-	(165)
Common stock issued under stock plans	-	-	177	(177)	-	-	-	-	-
Cumulative effect of change in accounting principle, net of tax	-	-	-	-	11,826	(9,348)	2,478	-	2,478
Net loss attributable to AIG or other noncontrolling interests(a)	-	-	-	-	(2,076)	-	(2,076)	(1,479)	(3,555)
Other comprehensive income	-	-	-	-	-	16,601	16,601	360	16,961
Net decrease due to deconsolidation	-	-	-	-	-	-	-	(3,332)	(3,332)
Contributions from noncontrolling interests	-	-	-	-	-	-	-	454	454
Distributions to noncontrolling interests	-	-	-	-	-	-	-	(344)	(344)
Other	-	-	-	(42)	-	-	(42)	71	29

Balance, end of period	$67,646	$368	$(8,273)	$14,664	$(2,618)	$925	$72,712	$3,825	$76,537

(a)	Excludes gains of $90 million and $252 million for the nine-month periods ended September 30, 2010 and 2009, respectively, attributable to redeemable noncontrolling interests. For the nine months ended September 30, 2010 excludes Net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York of $1.4 billion.

(b)	Excludes $5 million attributable to redeemable noncontrolling interests.
See Accompanying Notes to Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
1. Summary of Significant Accounting Policies
Basis of Presentation
     These unaudited condensed consolidated financial statements do not include all disclosures that are normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States (GAAP) and should be read in conjunction with the audited consolidated financial statements and the related notes included in the Form 8-K filed on August 6, 2010 (the 2009 Financial Statements). The condensed consolidated financial information as of December 31, 2009 has been derived from audited consolidated financial statements not included herein.
     In the opinion of management, these consolidated financial statements contain the normal recurring adjustments necessary for a fair statement of the results presented herein. Interim period operating results may not be indicative of the operating results for a full year. AIG evaluated the need to disclose events that occurred subsequent to the balance sheet date. All material intercompany accounts and transactions have been eliminated.
     Certain reclassifications and disclosure changes have been made to prior period amounts to conform to the current period presentation.
Use of Estimates
     The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. AIG considers its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, to be those relating to items considered by management in the determination of:
•	insurance liabilities, including general insurance unpaid claims and claims adjustment expenses and future policy benefits for life and accident and health contracts;

•	recoverability of assets, including deferred policy acquisition costs (DAC) and flight equipment;

•	estimated gross profits for investment-oriented products;

•	the allowance for finance receivable losses;

•	impairment charges, including other-than-temporary impairments and goodwill impairment;

•	liabilities for legal contingencies;

•	estimates with respect to income taxes, including recoverability of deferred tax assets;

•	fair value measurements of certain financial assets and liabilities, including credit default swaps (CDS) and AIG’s economic interest in Maiden Lane II LLC (ML II) and equity interest in Maiden Lane III LLC (ML III) (together, the Maiden Lane Interests);

•	classification of entities as held for sale or as discontinued operations;

•	fair value of the assets and liabilities, including non-controlling interests, related to acquisitions; and

•	AIG’s ability to continue as a going concern.
     These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, AIG’s consolidated financial condition, results of operations and cash flows would be materially affected.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Out of Period Adjustments
     For the three- and nine-month periods ended September 30, 2010, AIG recorded out of period adjustments relating to prior periods that decreased Net loss attributable to AIG by $166 million and increased Net loss attributable to AIG by $210 million, respectively, including certain tax adjustments for the three-month period and, for the nine-month period, the effect of recording impairments on certain consolidated investments held in the Institutional Asset Management operations, which affected the calculation of income taxes, and a foreign currency adjustment. While these adjustments were noteworthy for the periods, after evaluating the quantitative and qualitative aspects of these corrections, AIG concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required.
     Had these and all previously reported out of period adjustments been recorded in their appropriate periods, Net loss attributable to AIG for the year ended December 31, 2009 would have increased by $578 million, from $10.9 billion to $11.5 billion.
Going Concern Considerations
     In the audited financial statements included in the 2009 Financial Statements, management disclosed the conditions and events that led management to conclude that AIG would have adequate liquidity to finance and operate AIG’s businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months.
Progress on Management’s Plans for Stabilization of AIG and Repayment of AIG’s Obligations as They Come Due
     AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan, and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in managing its liquidity and capital.
Recapitalization
     On September 30, 2010, AIG entered into an agreement in principle (the Recapitalization Agreement in Principle) with the United States Department of the Treasury (Department of the Treasury), the FRBNY and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (together with its trustees, the Trust) for a recapitalization transaction (the Recapitalization). The Recapitalization Agreement in Principle contemplates the Recapitalization will be completed before the end of the first quarter of 2011. The principal terms of the Recapitalization will be as follows:
•	Repayment and Termination of the FRBNY Credit Facility: The transactions constituting the Recapitalization are to occur substantially simultaneously at the closing (Closing) of the Recapitalization. At the Closing, AIG will repay to the FRBNY in cash all amounts owing under the FRBNY Credit Facility and the FRBNY Credit Facility will be terminated. As of October 31, 2010, the total repayment amount under the FRBNY Credit Facility was approximately $20 billion. The funds for repayment are to come from the net cash proceeds from the sale in a public offering of approximately 67 percent of the ordinary shares of AIA Group Limited (AIA) and the sale of American Life Insurance Company (ALICO), which closed on October 29, 2010 and November 1, 2010, respectively, and from additional funds from operations, financings and asset sales. None of these funds are expected to come from regulated subsidiaries other than through ordinary-course dividends. The net cash proceeds from the initial public offering of AIA and the sale of ALICO will be loaned to AIG (for repayment of the FRBNY Credit Facility), in the form of intercompany secured non-recourse loans, from the special purpose vehicles that hold AIA and ALICO (SPVs, and such loans, SPV Intercompany Loans).

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     At the time of repayment and termination of the FRBNY Credit Facility, any remaining unamortized prepaid commitment fee asset, which approximated $4.3 billion at September 30, 2010, will be written off by AIG through a net charge to earnings.
•	Repurchase and Exchange of the SPV Preferred Interests: At the Closing, AIG will draw down an amount remaining available to be funded under the commitment of the Department of the Treasury (Department of the Treasury Commitment) pursuant to the Securities Purchase Agreement, dated as of April 17, 2009 (Series F SPA), between AIG and the Department of the Treasury relating to the Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (Series F Preferred Stock), less any amount designated by AIG (Series G Drawdown Right) to be allocated to the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (Series G Preferred Stock), as described below. As of October 31, 2010, the total available funding under the Department of the Treasury Commitment was approximately $22.3 billion. AIG will use the amount drawn down at closing (the Series F Closing Drawdown Amount) to repurchase all or a portion of the FRBNY’s preferred interests in the SPVs (SPV Preferred Interests) corresponding to the Series F Closing Drawdown Amount (Transferred SPV Preferred Interests) and transfer the Transferred SPV Preferred Interests to the Department of the Treasury in partial consideration for shares of the Series F Preferred Stock with an equivalent liquidation value as described below.
     Any SPV Preferred Interests not transferred to the Department of the Treasury at the Closing will continue to be held by the FRBNY and will be senior to the Transferred SPV Preferred Interests held by the Department of the Treasury. In addition to the proceeds from the monetization of the remaining ordinary shares of AIA held by AIG and the MetLife securities received from the sale of ALICO after the Closing, AIG will use the proceeds from any sales or dispositions of its equity interests in Nan Shan Life Insurance Company, Ltd. (Nan Shan), AIG Star Life Insurance Co. Ltd. (AIG Star), AIG Edison Life Insurance Company (AIG Edison), International Lease Finance Corporation (ILFC) and AIG’s and its subsidiaries’ interests in ML II and ML III to repay the SPV Intercompany Loans and thereby provide funds with which the SPVs may pay down the liquidation preference of the SPV Preferred Interests remaining outstanding after the Closing.
     As a result of these transactions, the SPV Preferred Interests will no longer be considered permanent equity on AIG’s balance sheet, and will be classified as redeemable noncontrolling interests in partially owned consolidated subsidiaries.
•	Issuance of AIG’s Series G Preferred Stock: In connection with the Recapitalization, AIG and the Department of the Treasury will amend and restate the Series F SPA to provide for the issuance of the Series G Preferred Stock by AIG to the Department of the Treasury at the Closing. The right of AIG to draw on the Department of the Treasury Commitment will be terminated, and outstanding Series F Preferred Stock will be exchanged as described below.
     The Series G Preferred Stock will initially have an aggregate liquidation preference equal to at least the amount of funds, if any, drawn down by AIG under the Series F SPA after September 30, 2010 but before the Closing. From the Closing until March 31, 2012, AIG may draw down funds under the Series G Drawdown Right to be used for general corporate purposes, which will increase the aggregate liquidation preference of the Series G Preferred Stock. AIG generally may draw down funds up to the $2 billion that may be designated by AIG prior to the Closing. This drawdown right will be subject to terms and conditions substantially similar to those in the current Series F SPA, except that there will be no condition that the Trust and the Department of the Treasury own over 50 percent of AIG’s voting securities.
     Dividends on the Series G Preferred Stock will be payable on a cumulative basis at a rate per annum of 5 percent, compounded quarterly, of the aggregate liquidation preference of the Series G Preferred Stock. Dividends not paid in cash will be paid in kind on a quarterly basis.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     The available funding under the Series G Drawdown Right that may be used for general corporate purposes will generally be reduced by the amount of net proceeds of future AIG equity offerings. If the FRBNY continues to hold any SPV Preferred Interests at the time when any such net proceeds are realized, any amount by which the generally available funding under the Series G Drawdown Right is reduced in the manner described above will instead be drawn by AIG and used to repurchase a corresponding amount of SPV Preferred Interests from the FRBNY, which will then be transferred to the Department of the Treasury to repay the draw in the same manner as at the Closing. If the net proceeds of future AIG equity offerings exceed the available funding under the Series G Drawdown Right, AIG will be required to use such excess net proceeds to effect a repurchase and transfer of the SPV Preferred Interests from the FRBNY to the Department of the Treasury as described above or if the FRBNY does not then hold SPV Preferred Interests, to pay down the liquidation preference on the Series G Preferred Stock.
     AIG may not directly redeem the Series G Preferred Stock or use cash to reduce its liquidation preference while the FRBNY continues to hold any SPV Preferred Interests, but AIG will have the right to use cash to repurchase a corresponding amount of SPV Preferred Interests from the FRBNY, which will then be transferred to the Department of the Treasury and will accordingly reduce the aggregate liquidation preference of the Series G Preferred Stock. If the FRBNY no longer holds SPV Preferred Interests, AIG may use cash to reduce the liquidation preference of the Series G Preferred Stock or the Series G Preferred Stock will be redeemable in cash at AIG’s option, at the liquidation preference plus accrued and unpaid dividends.
     If the FRBNY continues to hold any SPV Preferred Interests on March 31, 2012, AIG will draw down all remaining available funds under the Series G Drawdown Right to the extent of the remaining aggregate liquidation preference of those SPV Preferred Interests (or the full remaining available amount, if less). Such funds will also be used to repurchase SPV Preferred Interests to be transferred to the Department of the Treasury to repay the draw as described above. If, after giving effect to the foregoing, the Series G Preferred Stock has an outstanding aggregate liquidation preference on March 31, 2012, it will be converted into a number of shares of AIG common stock, par value $2.50 per share (AIG Common Stock), equal to the aggregate liquidation preference plus accrued and unpaid dividends divided by the lesser of 80 percent of the volume weighted average price of AIG Common Stock over the 20 trading days prior to the announcement date of the Recapitalization and 80 percent of the volume weighted average price of AIG Common Stock over a measurement period prior to the Closing.
•	Exchange of Series C, E and F Preferred Stock for AIG Common Stock: At the Closing, (i) the shares of the Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (Series C Preferred Stock), held by the Trust will be exchanged for approximately 562.9 million shares of AIG Common Stock, which will simultaneously be distributed to the Department of the Treasury; (ii) the shares of the Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (Series E Preferred Stock) held by the Department of the Treasury will be exchanged for approximately 924.5 million shares of AIG Common Stock; and (iii) the shares of the Series F Preferred Stock held by the Department of the Treasury will be exchanged for (a) the Transferred SPV Preferred Interests (as described above), (b) newly issued shares of the Series G Preferred Stock and (c) approximately 167.6 million shares of AIG Common Stock. After completing the Recapitalization, the Department of the Treasury will hold approximately 1.655 billion shares of newly issued AIG Common Stock, representing ownership of approximately 92.1 percent of the AIG Common Stock that will be outstanding as of the Closing.
     AIG will agree to grant to the Department of the Treasury registration rights with respect to the shares of AIG Common Stock issued at the Closing on terms substantially consistent with those relating to the Series C Preferred Stock, subject to appropriate modifications relating to AIG’s obligation to undertake an equity offering, including appropriate lock-up arrangements and restrictions on the exercise of registration rights by transferees.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     The issuance of AIG Common Stock in connection with the exchange for the Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock will significantly affect the determination of net income (loss) attributable to common shareholders and the weighted average shares outstanding, both of which are used to compute earnings (loss) per share.
•	Issuance to AIG’s Shareholders of Warrants to Purchase AIG Common Stock: Immediately after the Closing, AIG will issue to the holders of AIG Common Stock prior to the Closing, by means of a dividend, 10-year warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share.

•	Exchange of Equity Units: On October 8, 2010 AIG commenced a registered exchange offer in which it has offered shares of AIG Common Stock and cash for AIG’s equity units mandatorily exchangeable for shares of AIG Common Stock that it previously issued in May 2008.

•	The Department of the Treasury’s Outstanding Warrants: The outstanding warrants currently held by the Department of the Treasury will remain outstanding following the Recapitalization, but no adjustment will be made to the terms of the warrants as a result of the Recapitalization.
     These transactions contemplated by the Recapitalization are subject to the negotiation and execution of definitive documentation, whose terms may differ from those described above, and include the following material conditions:
•	the Recapitalization transactions will generate aggregate proceeds sufficient to repay all amounts owing under the FRBNY Credit Facility;

•	the FRBNY will not hold SPV Preferred Interests having an aggregate liquidation preference in excess of $6 billion;

•	AIG and the primary insurance companies of Chartis and SunAmerica shall have rating profiles reasonably acceptable to the FRBNY, the Department of the Treasury, the Trust and AIG;

•	AIG shall have in place at the Closing available cash and third party financing commitments in amounts and on terms reasonably acceptable to the FRBNY, the Department of the Treasury and AIG;

•	AIG shall have achieved its year-end 2010 targets for the de-risking of AIG Financial Products Corp. and AIG Trading Group Inc. and their respective subsidiaries (AIGFP); and

•	shareholder, regulatory and other customary approvals.
Sales of Businesses and Specific Asset Dispositions
AIA Initial Public Offering
     During the second quarter of 2010, AIG and Prudential plc terminated the AIA purchase agreement entered during the first quarter of 2010, and in accordance with the terms of the purchase agreement, Prudential plc paid AIG a termination fee of $228 million, which was included in Net loss (gain) on sale of divested businesses in the Consolidated Statement of Income (Loss) during the second quarter of 2010. As a result of the termination, AIA is presented as part of continuing operations in the Consolidated Financial Statements (AIA was previously presented as discontinued operations upon the entry into the purchase agreement in the first quarter of 2010). See Note 2 herein for discussion of segment reporting presentation.
     On October 29, 2010, AIG completed an initial public offering of 8.08 billion ordinary shares of AIA for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, AIG owned approximately 33 percent of AIA’s outstanding shares. Accordingly in the fourth quarter of 2010, AIG will deconsolidate AIA and expects to record a material gain on the transaction. See Note 16 herein for additional information. Under the terms of an agreement with the underwriters, AIG is precluded from selling or hedging

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
any of its remaining shares of AIA until October 18, 2011 and more than half of its remaining shares of AIA until April 18, 2012. Based on AIG’s significant continuing involvement, AIA is not being presented as a discontinued operation in the Consolidated Financial Statements at September 30, 2010. At October 29, 2010, the fair value of AIG’s retained interest in AIA was approximately $11.8 billion.
     Under the Recapitalization Agreement in Principle, net cash proceeds from the AIA public offering will be held in escrow pending the Closing of the transactions contemplated by the Recapitalization Agreement in Principle. Upon the Closing, these cash proceeds will be loaned by AIA SPV to AIG and will be used to repay amounts owing under the FRBNY Credit Facility. If the transactions contemplated by the Recapitalization Agreement in Principle are not completed, AIG expects that the net proceeds would instead be used to pay down the liquidation preference of the AIA SPV Preferred Interests held by the FRBNY, including preferred returns. AIG expects that, unless otherwise agreed with the FRBNY, any excess would then be used to repay any outstanding debt under the FRBNY Credit Facility.
ALICO Sale
     On March 7, 2010, AIG and ALICO Holdings LLC (ALICO SPV), a special purpose vehicle formed by AIG, entered into a definitive agreement with MetLife, Inc. (MetLife) for the sale of American Life Insurance Company (ALICO) by ALICO SPV to MetLife, and the sale of Delaware American Life Insurance Company by AIG to MetLife, for consideration then valued at approximately $15.5 billion, consisting of $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair market value of the consideration at closing was approximately $16.2 billion.
     On the closing date, as consideration for the ALICO sale, ALICO SPV received net cash consideration of $7.2 billion (which included an upward price adjustment of approximately $400 million pursuant to the terms of the ALICO stock purchase agreement), 78,239,712 shares of MetLife common stock, 6,857,000 shares of newly issued MetLife participating preferred stock convertible into 68,570,000 shares of MetLife common stock upon the approval of MetLife shareholders, and 40,000,000 equity units of MetLife with an aggregate stated value of $3.0 billion. AIG intends to monetize these MetLife securities over time, subject to market conditions, following the lapse of agreed-upon minimum holding periods. AIG expects to record a material gain on the transaction in the fourth quarter.
     Under the Recapitalization Agreement in Principle, net cash proceeds from the ALICO sale will be held in escrow pending the Closing of the Recapitalization. Upon the Closing of the transactions contemplated by the Recapitalization Agreement in Principle, these cash proceeds will be loaned by ALICO SPV to AIG and will be used to repay amounts owing under the FRBNY Credit Facility. If the transactions contemplated by the Recapitalization Agreement in Principle are not completed, AIG expects that the cash proceeds would instead be paid to the FRBNY in its capacity as holder of preferred interests in ALICO SPV to reduce the aggregate outstanding liquidation preference of those preferred interests.
     Prior to conversion into MetLife common stock, the MetLife participating preferred stock will be entitled to dividends equivalent, on an as-converted basis, to those that may be declared from time to time on MetLife common stock.
     Each of the equity units of MetLife has an initial stated amount of $75 and consists of an ownership interest in three series of senior debt securities of MetLife and three stock purchase contracts with a weighted average life of approximately three years. The stock purchase contracts obligate the holder of an equity unit to purchase, and obligate MetLife to sell, a number of shares of MetLife common stock that will be determined based on the market price of MetLife common stock at the scheduled settlement dates under the stock purchase contracts (a minimum of 67,764,000 shares and a maximum of 84,696,000 shares in the aggregate for all equity units, subject to anti-dilution adjustments). The equity units provide for the remarketing of the senior debt securities to fund the purchase price of the MetLife common stock. They also entitle the holder to receive interest payments on the senior debt securities and deferrable contract payments at a combined rate equal to 5% of their stated amount.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
The equity units have been placed in escrow as collateral to secure payments, if any, in respect of indemnity obligations owed by ALICO SPV to MetLife under the ALICO stock purchase agreement and other transaction agreements. The escrow collateral will be released to ALICO SPV over a 30-month period, to the extent not used to make indemnity payments or to secure pending indemnity claims submitted by MetLife.
AGF Sale
     On August 10, 2010, AIG entered into a definitive agreement to sell 80 percent of American General Finance Inc. (AGF) for $125 million. AIG will retain economic interests of 20 percent in the remaining AGF business and 16 percent of the voting rights. Based on other provisions of the sale, including lack of voting board representation, AIG will not have significant influence and therefore will carry AGF as a cost method investment. AGF has been reclassified as a discontinued operation as AIG is expected to have limited continuing involvement with AGF’s operations. As a result of this transaction, AIG recorded an estimated pre-tax loss of approximately $1.9 billion in the third quarter of 2010. The transaction is expected to close by the end of 2010, subject to regulatory approvals and customary closing conditions.
AIG Star and AIG Edison Sale
     On September 29, 2010, AIG entered into a definitive agreement with Prudential Financial, Inc. for the sale of its Japan-based insurance subsidiaries, AIG Star and AIG Edison, for total consideration of $4.8 billion, less the principal balance of certain outstanding debt owed by AIG Star and AIG Edison as of the closing date. As of September 30, 2010, the outstanding principal balance of the debt approximated $0.6 billion. In connection with the sale, AIG recorded a goodwill impairment charge of $1.3 billion in the third quarter of 2010. The transaction is expected to close by the end of the first quarter of 2011, subject to regulatory approvals and customary closing conditions.
     See Note 3 for discussion of discontinued operations and Note 9 for a discussion of guarantees and indemnifications associated with sales of businesses.
Liquidity of Parent and Subsidiaries
     AIG manages liquidity at both the parent and subsidiary levels. AIG expects the parent’s primary uses of available cash will be debt service and subsidiary funding.
     AIG expects that dividends, distributions, and other payments from subsidiaries will support AIG Parent’s liquidity needs. The FRBNY Credit Facility is also expected to continue to be a source of liquidity until the Closing of the Recapitalization transaction, described more fully above, whereby AIG intends to fully repay and terminate the FRBNY Credit Facility. In addition, although the Department of the Treasury Commitment may also be used as a source of funding, primarily to support the capital needs of AIG’s insurance company subsidiaries, AIG does not expect to utilize this Commitment for this purpose. Instead, AIG expects to use the Commitment as described under Repurchase and Exchange of the SPV Preferred Interests under Recapitalization above.
     In the event the Recapitalization does not close, AIG expects that the FRBNY Credit Facility and the Department of the Treasury Commitment will continue to be available under the existing terms and conditions to support AIG Parent’s Liquidity needs.
     During the first nine months of 2010, ILFC made substantial progress in addressing its liquidity needs through a combination of new secured and unsecured debt issuances of approximately $8.8 billion and an extension of the maturity date of $2.16 billion of its $2.5 billion revolving credit facility from October 2011 to October 2012. Approximately $4.0 billion of the $4.4 billion in debt issued in the third quarter of 2010 was used to repay loans from AIG. AIG used the $4.0 billion received from ILFC to reduce the principal amount outstanding under the FRBNY Credit Facility. Availability of $318 million of debt issuances is subject to the satisfaction of certain

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
collateralization milestones. In addition, during the nine-month period ended September 30, 2010, ILFC agreed to sell 64 aircraft to third parties, of which 59 aircraft, with an aggregate book value of approximately $2.6 billion, met the criteria to be classified as held for sale. These sales are expected to generate approximately $2.3 billion in gross proceeds during 2010. During the nine-month period ended September 30, 2010, 35 of the 64 aircraft were sold, of which 31 had been classified as held for sale. At September 30, 2010, 28 aircraft were recorded in Assets held for sale on the Consolidated Balance Sheet and the sales are expected to be completed for most of these aircraft during the remainder of 2010.
     Certain subsidiaries also have been dependent on the FRBNY and the Department of the Treasury (through AIG) to meet collateral posting requirements, to make debt repayments as amounts come due, and to meet capital or liquidity requirements. AIG expects that collateral posting requirements for AIG’s Capital Markets business will continue to be reduced as that business continues to wind down.
     AIG Parent has not had access to its traditional sources of financing through the public debt markets since September 2008. AIG anticipates re-entering the long-term debt market in the fourth quarter of 2010.
Management’s Assessment and Conclusion
     In assessing AIG’s current financial position and developing operating plans for the future, management has made significant judgments and estimates with respect to the potential financial and liquidity effects of AIG’s risks and uncertainties, including but not limited to:
•	the ability of AIG to complete the transactions with the FRBNY, the Department of the Treasury and the Trust contemplated by the Recapitalization Agreement in Principle;

•	the commitment of the FRBNY and the Department of the Treasury to the orderly restructuring of AIG and their commitment to continuing to work with AIG to maintain its ability to meet its obligations as they come due;

•	the potential adverse effects on AIG’s businesses that could result if there are further downgrades by rating agencies, including in particular, the uncertainty of estimates relating to the derivative transactions of Capital Markets, such as estimates of both the number of counterparties who may elect to terminate under contractual termination provisions and the amount that would be required to be paid in the event of a downgrade;

•	the potential for declines in bond and equity markets;

•	the pending sales of AGF, AIG Star and AIG Edison or the potential for delays in asset dispositions and reduction in the anticipated proceeds therefrom;

•	the potential effect on AIG if the capital levels of its regulated and unregulated subsidiaries prove inadequate to support current business plans;

•	the effect on AIG’s businesses of continued compliance with the covenants of the FRBNY Credit Agreement and other agreements with the FRBNY and the Department of the Treasury;

•	AIG’s highly leveraged capital structure;

•	the effect of the provisions of the Troubled Asset Relief Program (TARP) Standards for Compensation and Corporate Governance and the Determination Memoranda issued by the Office of the Special Master for TARP Executive Compensation with respect to AIG’s compensation practices and structures on AIG’s ability to retain and motivate key employees or hire new employees;

•	the potential that loss of key personnel could reduce the value of AIG’s business and impair its ability to stabilize businesses and effect a successful asset disposition plan; and

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
•	the potential for regulatory limitations on AIG’s business in one or more countries, including as a result of the Recapitalization.
     Based on the U.S. government’s continuing commitment, the already completed transactions with the FRBNY, the closing of the AIA IPO and the sale of ALICO, management’s plans and progress made to stabilize AIG’s businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management believes that it will have adequate liquidity to finance and operate AIG’s businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months.
     In connection with making the going concern assessment and conclusion, management and the Board of Directors of AIG confirmed in connection with the filing in February 2010 of the 2009 Annual Report on Form 10-K that “As first stated by the U.S. Treasury and the Federal Reserve in connection with the announcement of the AIG Restructuring Plan on March 2, 2009, the U.S. Government remains committed to continuing to work with AIG to maintain its ability to meet its obligations as they come due.”
     AIG’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or relating to the amounts and classification of liabilities that may be necessary should AIG be unable to continue as a going concern.
     It is possible that the actual outcome of one or more of management’s plans could be materially different, that one or more of management’s significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect and that AIG could fail to complete the Recapitalization. If one or more of these possible outcomes is realized and third party financing and existing liquidity sources, including those from the U.S. Government, are not sufficient, without continued support from the U.S. Government in the future there could exist substantial doubt about AIG’s ability to continue as a going concern.
Accounting Policies
Transfers of Financial Assets
     Securities purchased (sold) under agreements to resell (repurchase), at contract value: Securities purchased under agreements to resell and Securities sold under agreements to repurchase (other than those entered into by Asset Management’s Direct Investment business) generally are accounted for as collateralized borrowing or lending transactions and are recorded at their contracted resale or repurchase amounts plus accrued interest. AIG’s Direct Investment business carries such agreements at fair value based on market observable interest rates and credit spreads. AIG’s policy is to take possession of or obtain a security interest in securities purchased under agreements to resell.
     When AIG does not obtain cash collateral sufficient to fund substantially all of the cost of purchasing identical replacement securities during the term of the contract (generally less than 90 percent of the security value), AIG accounts for the transaction as a sale of the security and reports the obligation to repurchase the security as a derivative contract. Where securities are carried in the available for sale category, AIG records a gain or loss in income. Where changes in fair value of securities are recognized through income, no additional gain or loss is recognized. The fair value of securities transferred under repurchase agreements accounted for as sales was $2.5 billion and $2.3 billion at September 30, 2010 and December 31, 2009, respectively, and the related cash collateral obtained was $1.9 billion and $1.5 billion at September 30, 2010 and December 31, 2009, respectively.
     AIG minimizes the risk that counterparties to transactions might be unable to fulfill their contractual obligations by monitoring customer credit exposure and collateral value and generally requiring additional collateral to be deposited with AIG when necessary.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     Securities lending invested collateral, at fair value and Securities lending payable: In 2008, AIG exited the domestic securities lending program, and during the first quarter of 2010, AIG exited its foreign securities lending activities.
Recent Accounting Standards
Accounting Changes
     AIG adopted the following accounting standards during the first nine months of 2010:
Accounting for Transfers of Financial Assets
     In June 2009, the Financial Accounting Standards Board (FASB) issued an accounting standard addressing transfers of financial assets that removes the concept of a qualifying special-purpose entity (QSPE) from the FASB Accounting Standards Codification and removes the exception that exempted transferors from applying the consolidation rules to QSPEs.
     The new standard was effective for interim and annual periods beginning on January 1, 2010 for AIG. Earlier application was prohibited. The adoption of this standard increased both assets and liabilities by approximately $1.3 billion as a result of consolidating two previously unconsolidated QSPEs. The adoption of this new standard did not have a material effect on AIG’s consolidated results of operations or cash flows.
Consolidation of Variable Interest Entities
     In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity’s economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities.
The following table summarizes the two methods applied by AIG and the amount and classification in the Consolidated Balance Sheet of the assets and liabilities consolidated as a result of the adoption of the new standard on January 1, 2010:

	Transition Methods
	Fair Value	Carrying
(in millions)	Option	Value	Total

Assets:
Bond trading securities, at fair value	$1,239	$1,262	$2,501
Mortgage and other loans receivable	-	1,980	1,980
Other invested assets	-	480	480
Other asset accounts	194	150	344
Assets held for sale	4,630	-	4,630

Total Assets	$6,063	$3,872	$9,935

Liabilities:
FRBNY commercial paper funding facility	$1,088	$-	$1,088
Other long-term debt	-	1,533	1,533
Other liability accounts	1	31	32
Liabilities held for sale	4,525	-	4,525

Total Liabilities	$5,614	$1,564	$7,178

     The cumulative effect adjustment of electing the fair value option was not material to AIG’s accumulated deficit.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
The following table summarizes the excess of amounts previously recorded upon the consolidation of previously unconsolidated VIEs, as a result of the adoption of the new standard on January 1, 2010:

(in billions)

Assets	$8.2

Liabilities	7.1
Redeemable noncontrolling interest	1.1
Equity:
Accumulated deficit	0.2
Accumulated other comprehensive income	(0.3)
Other noncontrolling interests	0.1

Total liabilities and equity	$8.2

     In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral for AIG is that AIG will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities, such as certain mutual funds.
Accounting for Embedded Credit Derivatives
     In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The new standard clarifies how to determine whether embedded credit derivative features, including those in collateralized debt obligations (CDOs), credit-linked notes (CLNs), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. AIG adopted the new standard on July 1, 2010 and recorded a reclassification of $256 million of synthetic securities from Bonds available for sale to Bond trading securities and also reclassified a gain of $68 million from Accumulated other comprehensive income to Accumulated deficit as of July 1, 2010. Upon adoption, AIG accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this new standard did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows.
Future Application of Accounting Standards
Consolidation of Investments in Separate Accounts
     In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation of an investment is required and the insurer’s interest is through its general account in addition to any separate accounts. The new standard is effective for interim and annual periods beginning on January 1, 2011 for AIG. Earlier application is permitted. AIG expects to adopt this new standard on January 1, 2011. AIG does not expect the adoption of this new standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts
     In October 2010, the FASB issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. AIG has not determined whether it will adopt this new standard prospectively or retrospectively and is currently assessing the effect of adoption of this new standard on its consolidated financial condition, and results of operations and cash flows.
2. Segment Information
     AIG reports the results of its operations through four reportable segments: General Insurance, Domestic Life Insurance & Retirement Services, Foreign Life Insurance & Retirement Services, and Financial Services. AIG evaluates performance based on pre-tax income (loss), excluding results from discontinued operations and net gains (losses) on sales of divested businesses, because AIG believes this provides more meaningful information on how its operations are performing.
     In order to align financial reporting with changes made during the third quarter of 2010 to the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, the following changes were made to AIG’s segment information.
•	As a result of AIG’s entering into an agreement to sell AGF discussed in Note 1 herein, AGF is presented in discontinued operations and is no longer reported as part of the Financial Services segment. Following this classification of AGF as discontinued operations, AIG’s remaining consumer finance businesses are now reported in AIG’s Other operations category as part of Noncore businesses.

•	As a result of AIG’s entering into an agreement to sell AIG Star and AIG Edison, AIG Star and AIG Edison are presented in discontinued operations and are no longer reported as part of the Foreign Life Insurance & Retirement Services segment.

•	During the third quarter of 2010, AIG’s Asset Management group undertook the management responsibilities for non-derivative assets and liabilities of the Capital Markets businesses of the Financial Services segment. These assets and liabilities are being managed on a spread basis, in concert with the Matched Investment Program. Accordingly, gains and losses related to these assets and liabilities, primarily consisting of credit valuation adjustment gains and losses are reported in AIG’s Other operations category as part of Asset Management — Direct Investment Business.

•	Intercompany interest related to loans from AIG Funding Inc. (AIG Funding) to AIGFP is no longer being allocated to Capital Markets from Other operations.
     The remaining Capital Markets derivatives business continues to be reported in the Financial Services segment as part of Capital Markets results.
     Prior periods have been revised to conform with the current period presentation for the above changes.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
The following table presents AIG’s operations by reportable segment:

	Three Months		Nine Months
	Ended		Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Total revenues:
General Insurance	$9,397	$9,032	$27,482	$25,986
Domestic Life Insurance & Retirement Services	3,944	2,587	10,147	7,788
Foreign Life Insurance & Retirement Services	4,021	3,651	10,691	10,803
Financial Services	1,182	2,406	3,399	5,357
Other	439	1,987	4,255	7,886
Consolidation and eliminations	108	(59)	(360)	(1,034)

Total revenues	$19,091	$19,604	$55,614	$56,786

Income (loss) from continuing operations before income tax expense (benefit):
General Insurance	$865	$682	$3,226	$1,763
Domestic Life Insurance & Retirement Services	998	(222)	1,413	(1,849)
Foreign Life Insurance & Retirement Services	691	531	2,091	1,317
Financial Services	(89)	1,150	(267)	1,532
Other	(2,506)	(3,064)	(3,439)	(9,025)
Consolidation and eliminations	463	406	774	438

Total income (loss) from continuing operations before income tax expense (benefit)	$422	$(517)	$3,798	$(5,824)

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
The following table presents AIG’s operations by operating segment:

	Three Months		Nine Months
	Ended		Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

General Insurance
Total revenues:
Commercial Insurance	$5,237	$5,706	$16,049	$16,241
Foreign General Insurance	4,160	3,326	11,433	9,745

Total revenues	$9,397	$9,032	$27,482	$25,986

Pre-tax income:
Commercial Insurance	$517	$593	$1,778	$941
Foreign General Insurance	348	89	1,448	822

Total pre-tax income	$865	$682	$3,226	$1,763

Domestic Life Insurance & Retirement Services
Total revenues:
Domestic Life Insurance	$2,077	$1,854	$5,989	$5,296
Domestic Retirement Services	1,867	733	4,158	2,492

Total revenues	$3,944	$2,587	$10,147	$7,788

Pre-tax income (loss):
Domestic Life Insurance	$343	$230	$854	$202
Domestic Retirement Services	655	(452)	559	(2,051)

Total pre-tax income (loss)	$998	$(222)	$1,413	$(1,849)

Financial Services
Total revenues:
Aircraft Leasing	$861	$1,284	$2,975	$3,949
Capital Markets	234	1,027	149	941
Other, including intercompany adjustments	87	95	275	467

Total revenues	$1,182	$2,406	$3,399	$5,357

Pre-tax income (loss):
Aircraft Leasing	$(214)	$307	$(122)	$1,033
Capital Markets	148	888	(83)	530
Other, including intercompany adjustments	(23)	(45)	(62)	(31)

Total pre-tax income (loss)	$(89)	$1,150	$(267)	$1,532

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

	Three Months		Nine Months
	Ended		Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Other
Total revenues:
Parent & Other	$(189)	$29	$1,239	$526
Mortgage Guaranty	252	292	832	905
Asset Management:
Direct Investment Business	66	313	333	202
Institutional Asset Management	49	(19)	328	659
Noncore businesses	11	241	332	4,074
Change in fair value of ML III	301	1,162	1,410	1,624
Consolidation and eliminations	(51)	(31)	(219)	(104)

Total revenues	$439	$1,987	$4,255	$7,886

Pre-tax loss:
Parent & Other	$(2,550)	$(2,996)	$(4,887)	$(7,824)
Mortgage Guaranty	(127)	(465)	214	(1,433)
Asset Management:
Direct Investment Business	(85)	136	(114)	(361)
Institutional Asset Management	(36)	(917)	(110)	(1,148)
Noncore businesses	(9)	16	48	117
Change in fair value of ML III	301	1,162	1,410	1,624

Total pre-tax loss	$(2,506)	$(3,064)	$(3,439)	$(9,025)

     AIG’s Foreign Life Insurance & Retirement Services operations consist of a single internal reporting unit.
3. Discontinued Operations and Held-for-Sale Classification
Discontinued Operations
Sales of Businesses
     As discussed in Note 1 herein, during the first quarter of 2010, AIG entered into an agreement to sell ALICO for approximately $15.5 billion and in the third quarter of 2010, AIG entered into agreements to sell 80 percent of AGF for $125 million and its entire interest in AIG Star and AIG Edison for $4.8 billion. AIG will retain economic interests of 20 percent in the remaining AGF business and 16 percent of the voting rights. Based on other provisions of the sale, including lack of voting board representation, AIG will not have significant influence and therefore will carry AGF as a cost method investment. AGF has been reclassified as a discontinued operation as AIG is expected to have limited continuing involvement with AGF’s operations. AIG Star and AIG Edison have also been reclassified as discontinued operations.
     In the fourth quarter of 2009, AIG entered into an agreement to sell its 97.57 percent share of Nan Shan for approximately $2.15 billion. On August 31, 2010, the Taiwan Financial Supervisory Commission did not approve the sale of Nan Shan to the purchasers. Although the sale was not approved by regulatory authorities in Taiwan, AIG is pursuing other opportunities to divest Nan Shan and believes the proceeds from the sale of this business will approximate the amount agreed to in the fourth quarter of 2009. In addition, AIG believes it will complete the sale of Nan Shan within 12 months with similar terms and conditions. Therefore, AIG continues to classify Nan Shan as held-for-sale and as a discontinued operation. This is based on management’s expressed intent to exit the life insurance market in Taiwan.
     The sale of ALICO closed on November 1, 2010 and AIG expects that the AGF sale will close by the end of 2010, and that the AIG Star and AIG Edison sales will close during the first quarter of 2011, in each case subject

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
to regulatory approvals and customary closing conditions. Similarly, a sale of Nan Shan is expected to close within 12 months. Accordingly, the results of operations for these companies are presented as discontinued operations in AIG’s Consolidated Statement of Income (Loss) for all periods presented and the aggregated assets and liabilities are presented separately as single line items in the asset and liability sections of the Consolidated Balance Sheet at September 30, 2010 and at December 31, 2009 for Nan Shan and September 30, 2010 for ALICO, AGF, AIG Star and AIG Edison. ALICO, Nan Shan, AIG Star and AIG Edison previously had been components of the Foreign Life Insurance & Retirement Services reportable segment and AGF previously had been a component of the Financial Services reportable segment.
     Certain other sales completed during 2010 and 2009 were not classified as discontinued operations because AIG continued to generate significant direct revenue-producing or cost-generating cash flows from the businesses sold or because associated assets, liabilities and results of operations were not material, individually or in the aggregate, to AIG’s consolidated financial position or results of operations.
The following table summarizes income (loss) from discontinued operations:

	Three Months		Nine Months
	Ended		Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Revenues:
Premiums and other considerations	$4,651	$4,393	$14,573	$13,719
Net investment income	1,515	2,537	5,163	6,151
Net realized capital gains (losses)	364	(197)	(63)	(1,173)
Other income	228	599	1,246	1,741

Total revenues	6,758	7,332	20,919	20,438

Benefits, claims and expenses*	7,151	6,877	23,437	19,383
Interest expense allocation	135	143	407	487

Income (loss) from discontinued operations	(528)	312	(2,925)	568

Income (loss) on sales	(1,970)	-	(2,371)	-

Income (loss) from discontinued operations, before income tax expense (benefit)	(2,498)	312	(5,296)	568

Income tax expense (benefit)	(654)	218	(967)	(443)

Income (loss) from discontinued operations, net of tax	$(1,844)	$94	$(4,329)	$1,011

*	Includes a goodwill impairment charge of $3.3 billion for the nine months ended September 30, 2010 related to goodwill that had been allocated to ALICO as a consequence of ALICO’s removal from the Japan and other operating segment. Also includes a goodwill impairment charge of $1.3 billion for the three and nine months ended September 30, 2010 related to the sales of AIG Star and AIG Edison.
Interest Expense Allocation
     In accordance with the terms of the FRBNY Credit Facility, net proceeds from dispositions, after taking into account taxes and transaction expenses, to the extent such proceeds do not represent capital of AIG’s insurance subsidiaries required for regulatory or ratings purposes, are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments unless otherwise agreed with the FRBNY. Mandatory prepayments reduce the amount available to be borrowed under the FRBNY Credit Facility by the same amount as the prepayment. In conjunction with anticipated prepayments, an allocation of interest expense, including periodic amortization of the prepaid commitment fee asset, is included in Income (loss) from discontinued operations in the table above.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     Interest expense allocated to discontinued operations does not currently give effect to the provisions of the Recapitalization Agreement in Principle discussed in Note 1, as these transactions are subject to the negotiation and execution of definitive documentation. For this reason, no interest allocation to discontinued operations related to the ALICO proceeds was required as the original terms required that proceeds be used to reduce the liquidation preference of the SPV Preferred Interests owned by the FRBNY.
     The interest expense allocated to discontinued operations was based on the anticipated net proceeds from the sales of AGF, AIG Star, AIG Edison and Nan Shan multiplied by the daily interest rate on the FRBNY Credit Facility for each respective period. The periodic amortization of the prepaid commitment fee allocated to discontinued operations was determined based on the ratio of funds committed to repay the FRBNY Credit Facility to the total available amount under the FRBNY Credit Facility.
     If the Recapitalization is not completed, proceeds from the sale of ALICO will be used to reduce the liquidation preference of a portion of the preferred interests owned by the FRBNY in the special purpose vehicle holding ALICO.
Held-for-Sale Classification
     In the third quarter of 2009, AIG entered into an agreement to sell its investment advisory and third party asset management business for $277 million cash at closing plus contingent consideration to be received over time. Prior to the closing of this transaction in the first quarter of 2010, this business was a component of the Asset Management business included within Other operations. This transaction met the criteria for held-for-sale accounting, and the assets and liabilities of this businesses were included as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009. This transaction did not meet the criteria for discontinued operations accounting because of a significant continuation of activities between AIG and the business sold.
     In the third quarter of 2009, AIG entered into an agreement to combine its consumer finance business in Poland, conducted through AIG Bank Polska S.A., into the Polish consumer finance business of Santander Consumer Finance S.A. (SCB). The transaction closed on June 8, 2010. In exchange, AIG received an equity interest in SCB. Prior to the closing of the transaction, AIG Bank Polska S.A. was a component of the Financial Services reporting segment. This transaction met the criteria for held-for-sale accounting and, as a result, the assets and liabilities of these businesses were included as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009. This transaction did not meet the criteria for discontinued operations accounting because of the equity interest in SCB that AIG received in this transaction.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
The following table summarizes assets and liabilities held for sale:

	September 30,	December 31,
(in millions)	2010	2009

Assets:
Fixed maturity securities	$157,807	$34,495
Deferred policy acquisition costs	17,533	3,322
Equity securities	8,163	2,947
Other invested assets	11,224	4,256
Short-term investments	10,442	3,501
Separate account assets	3,733	3,467
Mortgage and other loans receivable, net	8,329	3,997
Finance receivables, net	15,964	-
Goodwill	9	25
Other assets	664	369

Total assets of businesses held for sale	233,868	56,379

Flight equipment*	974	-

Assets held for sale	$234,842	$56,379

Liabilities:
Future policy benefits for life and accident and health insurance contracts	$85,865	$38,023
Policyholder contract deposits	91,571	3,133
Separate account liabilities	3,733	3,467
Other long-term debt	17,464	-
Other liabilities	10,690	3,976

Total liabilities of businesses held for sale	$209,323	$48,599

*	Represents 28 aircraft that remain to be sold under agreements for sale by ILFC as of September 30, 2010.
4. Business Combination
     On March 31, 2010, AIG, through a Chartis International subsidiary, purchased additional voting shares in Fuji Fire & Marine Insurance Company Limited (Fuji), a publicly traded Japanese insurance company with property/ casualty insurance operations and a life insurance subsidiary. The acquisition of the additional voting shares for $145 million increased Chartis International’s total voting ownership interest in Fuji from 41.7 percent to 54.8 percent, which resulted in Chartis International obtaining control of Fuji. This acquisition was made to increase Chartis International’s share in the substantial Japanese insurance market, which is undergoing significant consolidation, and to achieve cost savings from synergies.
     The purchase was accounted for under the acquisition method. Because the acquisition was completed on March 31, 2010, the initial accounting for the acquisition was incomplete when AIG issued its unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2010. The initial purchase price allocation was based on financial information that was available at the time to identify and estimate certain of the fair values of assets acquired, liabilities assumed, and noncontrolling interests of Fuji as of the acquisition date. During the quarter ended June 30, 2010, Chartis International obtained additional information and revised the purchase price allocation, which included obtaining final appraisals of Fuji’s insurance contracts, loans, certain real estate and intangible assets, and retrospectively adjusted the provisional amounts initially recorded. During the quarter ended September 30, 2010, adjustments to the previously reported purchase price allocation as of March 31, 2010 occurred as a result of new information that became known about market conditions in the life insurance industry in Japan that existed as of the acquisition date which, if known, would have reduced the amount recognized by Chartis International as of that date for the fair value of the business acquired (VOBA) of Fuji’s life insurance subsidiary by approximately $132 million. Public announcements of

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
capital raising initiatives during this period in response to new regulatory solvency rules announced by the Japanese regulator prior to the acquisition date but not yet adopted indicated that market participants are managing to the target solvency margin ratios under the new solvency margin rules instead of the current solvency margin rules. As a result, Chartis International revised its target capital assumption in its VOBA calculation based on the new standard. In addition, Chartis International increased the previously reported purchase price allocation as of March 31, 2010 by approximately $11 million as a result of new information received during the quarter ended September 30, 2010 regarding certain assets and liabilities of Fuji.
     Additional adjustments to the purchase price allocation as of March 31, 2010 may occur if new information becomes known about facts and circumstances that existed as of the acquisition date that, if known, would have affected the amounts recognized as of that date.
The following table summarizes the estimated provisional fair values of major classes of identifiable assets acquired and liabilities assumed as of March 31, 2010 as previously reported and the revised amounts:

	At March 31, 2010
	As Previously
(in millions)	Reported	As Revised

Identifiable net assets:
Investments	$10,355	$10,355
Cash	14	14
Premiums and other receivables	752	752
Reinsurance assets	533	533
Value of business acquired	173	41
Real estate and other fixed assets	365	365
Other assets	89	88
Liability for unpaid claims and claims adjustment expense	(1,526)	(1,515)
Unearned premiums	(3,128)	(3,089)
Future policy benefits for life and accident and health insurance contracts	(1,968)	(1,968)
Policyholder contract deposits	(24)	(24)
Other policyholder funds	(3,483)	(3,483)
Other liabilities	(811)	(802)

Total preliminary identifiable net assets acquired	1,341	1,267
Less:
Cash consideration transferred	145	145
Fair value of the noncontrolling interest	498	498
Fair value of AIG’s previous equity interest in Fuji	292	292

Bargain purchase gain	$406	$332

     During the three months ended March 31, 2010, AIG reported that in accordance with the acquisition method of accounting, Chartis International remeasured its equity interest in Fuji held prior to the acquisition of the additional shares to fair value, which resulted in a $25 million loss in the first quarter of 2010. The loss was recorded in Other realized capital gains (losses) in the Consolidated Statement of Income (Loss). The fair values of AIG’s previously-held equity interest and the noncontrolling interest were based on Fuji’s publicly-traded share price on the Tokyo Stock Exchange as of the acquisition date. Also during the first quarter of 2010, AIG reported that an insignificant amount of acquisition-related costs, consisting primarily of legal and transaction fees, was recorded in Other expenses in the Consolidated Statement of Income (Loss).

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     During the quarter ended June 30, 2010, AIG reported that the acquisition resulted in a bargain purchase gain of approximately $406 million, which was included in the Consolidated Statement of Income (Loss). The adjustments to the revised purchase price allocation during the quarter ended September 30, 2010 reduced the bargain purchase gain by approximately $74 million ($121 million before deferred tax benefit of decrease in Fuji Life VOBA of $47 million) to $332 million. AIG will retrospectively revise its results of operations for the three months ended March 31, 2010 when presenting comparative financial information containing that period. Consequently, the bargain purchase gain is included in the Consolidated Statement of Income (Loss) for the nine months ended September 30, 2010, but no portion is included for the three months ended September 30, 2010. The bargain purchase gain is primarily attributable to the depressed market value of Fuji’s common stock, which AIG believes is the result of macro-economic, capital market and regulatory factors in Japan coupled with Fuji’s financial condition and results of operations. AIG anticipates that the bargain purchase gain will not be subject to U.S. or foreign income tax because the gain would only be recognized for tax purposes upon the sale of the Fuji shares.
The following table summarizes selected amounts from the Consolidated Statement of Income (Loss) for the three months ended March 31, 2010 (recast to present AIA as a continuing operation) revised to present the bargain purchase gain in that period:

	Three Months Ended
	March 31, 2010
(dollars in millions, except per share data)	Before Revision*	As Revised

Total revenues	$17,852	$18,184
Income from continuing operations	1,878	2,210
Net income	2,099	2,431
Net income attributable to AIG	1,451	1,783
Net income attributable to AIG common shareholders	294	361
Income per common share attributable to AIG:
Basic:
Income from continuing operations	$1.85	$2.35
Diluted:
Income from continuing operations	$1.85	$2.35

*	Represents amounts originally reported for the three months ended March 31, 2010, adjusted to conform to the current discontinued operations presentation.
     Fuji’s financial information is reported to Chartis International on a quarter lag. Because the acquisition occurred on March 31, 2010, only revenue and earnings of Fuji for the three months ended June 30, 2010 are included in the Consolidated Statement of Income (Loss) for the three- and nine-month periods ended September 30, 2010.
The following unaudited summarized pro forma consolidated income statement information assumes that the acquisition of Fuji occurred as of January 1, 2009. The pro forma amounts are for comparative purposes only and may not necessarily reflect the results of operations that would have resulted had the acquisition been

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
completed at the beginning of the applicable period and may not be indicative of the results that will be attained in the future.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Total revenues	$19,091	$20,385	$57,554	$58,509
Income (loss) from continuing operations	(47)	(146)	2,876	(5,255)
Net loss	(1,891)	(52)	(1,453)	(4,244)
Net income (loss) attributable to AIG	(2,395)	437	(3,227)	(3,878)
Net income (loss) attributable to AIG common shareholders	(2,395)	88	(653)	(3,878)
Income (loss) per common share attributable to AIG:
Basic:
Income (loss) from continuing operations	(3.97)	0.55	1.70	(35.82)
Diluted:
Income (loss) from continuing operations	(3.97)	0.55	1.70	(35.82)

5. Fair Value Measurements
Fair Value Measurements on a Recurring Basis
     AIG measures the following financial instruments at fair value on a recurring basis:
•	trading and available for sale securities portfolios;
•	certain mortgage and other loans receivable;
•	derivative assets and liabilities;
•	securities purchased/sold under agreements to resell/repurchase;
•	non-traded equity investments and certain private limited partnerships and certain hedge funds included in other invested assets;
•	certain short-term investments;
•	separate account assets;
•	certain policyholder contract deposits;
•	securities and spot commodities sold but not yet purchased;
•	certain trust deposits and deposits due to banks and other depositors;
•	certain long-term debt; and
•	certain hybrid financial instruments included in Other liabilities.
     The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.
     The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or those that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.
Fair Value Hierarchy
     Assets and liabilities recorded at fair value in the Consolidated Balance Sheet are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:
•	Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that AIG has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. AIG does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.
•	Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) and collateralized debt obligations/asset backed securities (CDO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, securities purchased (sold) under agreements to resell (repurchase), mutual fund and hedge fund investments, certain derivative contracts, guaranteed investment agreements (GIAs) for the Direct Investment business, other long-term debt and physical commodities.
•	Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. AIG’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS and CDO/ABS, corporate debt, certain municipal and sovereign debt, certain derivative contracts (including Capital Markets’ super senior credit default swap portfolio), policyholder contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. AIG’s non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.
     The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Valuation Methodologies
Incorporation of Credit Risk in Fair Value Measurements
•	AIG’s Own Credit Risk. Fair value measurements for certain Direct Investment business’ debt, GIAs, structured note liabilities and freestanding derivatives as well as Capital Markets derivatives incorporate AIG’s own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to AIG at the balance sheet date by reference to observable AIG credit default swap or cash bond spreads. A counterparty’s net credit exposure to AIG is determined based on master netting agreements, when applicable, which take into consideration all positions with AIG, as well as collateral posted by AIG with the counterparty at the balance sheet date.
Fair value measurements for embedded policy derivatives and policyholder contract deposits take into consideration that policyholder liabilities are senior in priority to general creditors of AIG and therefore are much less sensitive to changes in AIG credit default swap or cash issuance spreads.
•	Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for AIG to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads, when available. When not available, other directly or indirectly observable credit spreads are used to derive the best estimates of the counterparty spreads. AIG’s net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.
     A CDS is a derivative contract that allows the transfer of third party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or annual premium to the seller. The seller’s payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the annual and/or upfront premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).
     Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.
     The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to AIG by an independent third party. AIG utilizes an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive its discount rates.
     While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, AIG believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.
Fixed Maturity Securities — Trading and Available for Sale
     AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from dealer markets.
     Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. AIG employs independent third-party valuation service providers to

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When AIG’s valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.
     Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted internal valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, and other market-observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.
     AIG has processes designed to ensure that the values received or internally estimated are accurately recorded and that the data inputs and the valuation techniques utilized are appropriate, consistently applied, and that the assumptions are reasonable and consistent with the objective of determining fair value. AIG assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, AIG may validate the reasonableness of fair values by comparing information obtained from AIG’s valuation service providers to other third-party valuation sources for selected securities. AIG also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.
     The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.
Fixed Maturity Securities issued by Government Entities
     For most debt securities issued by government entities, AIG obtains fair value information from independent third-party valuation service providers, as quoted prices are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security’s relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.
Fixed Maturity Securities issued by Corporate Entities
     For most debt securities issued by corporate entities, AIG obtains fair value information from third-party valuation service providers. For certain corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.
RMBS, CMBS, CDOs and other ABS
     Third-party valuation service providers also provide fair value information for the majority of AIG investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, AIG obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.
Maiden Lane II and Maiden Lane III
     At their inception, ML II and ML III were valued and recorded at the transaction prices of $1 billion and $5 billion, respectively. Subsequently, the Maiden Lane Interests are valued using a discounted cash flow methodology that uses the estimated future cash flows of the Maiden Lane assets. AIG applies model-determined market discount rates to its interests. These discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with AIG’s interests in the capital structure of the respective entities. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.
     The fair value methodology used assumes that the underlying collateral in the Maiden Lane Interests will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the Maiden Lane Interests. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly from the amounts reported.
     Adjustments to the fair value of AIG’s interest in ML II are recorded on the Consolidated Statement of Income (Loss) in Net investment income for AIG’s Domestic Life Insurance companies. Adjustments to the fair value of AIG’s interest in ML III are recorded on the Consolidated Statement of Income (Loss) in Net investment income and, beginning in the second quarter of 2009, were included in Other operations results, reflecting the contribution to an AIG subsidiary. Prior to the second quarter of 2009, such amounts had been included in Other Parent company results. AIG’s Maiden Lane Interests are included in Bond trading securities, at fair value, on the Consolidated Balance Sheet.
     As of September 30, 2010, AIG expected to receive cash flows (undiscounted) in excess of AIG’s initial investment, and any accrued interest, in the Maiden Lane Interests over the remaining life of the investments after repayment of the first priority obligations owed to the FRBNY. AIG’s cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair values of the Maiden Lane Interests are most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.
     The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Maiden Lane Interests (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.
     Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries, and prepayments on underlying loans.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Changes in the discount rate or the estimated future cash flows used in the valuation would alter AIG’s estimate of the fair value of the Maiden Lane Interests as shown in the table below.

Nine Months Ended September 30, 2010	Fair Value Change
(in millions)	Maiden Lane II	Maiden Lane III

Discount Rates:
200 basis point increase	$(131)	$(667)
200 basis point decrease	150	767
400 basis point increase	(246)	(1,248)
400 basis point decrease	323	1,653

Estimated Future Cash Flows:
10% increase	304	850
10% decrease	(313)	(852)
20% increase	602	1,692
20% decrease	(637)	(1,690)

     AIG believes that the ranges of discount rates used in these analyses are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair values of the Maiden Lane Interests are likely to vary, perhaps materially, from the amount estimated.
Equity Securities Traded in Active Markets — Trading and Available for Sale
     AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data is generally obtained from exchange or dealer markets.
Direct Private Equity Investments — Other Invested Assets
     AIG initially estimates the fair value of equity instruments not traded in active markets, which includes direct private equity investments, by reference to the transaction price. This valuation is adjusted for changes in inputs and assumptions which are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and/or changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Hedge Funds, Private Equity Funds and Other Investment Partnerships — Other Invested Assets
     AIG initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, AIG generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. AIG considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Separate Account Assets
     Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.
Other Assets Measured at Fair Value
     Securities Purchased (Sold) under Agreements to Resell (Repurchase) — AIG estimates the fair value of receivables (payables) arising from securities purchased (sold) under agreements to resell (repurchase) using dealer quotations, discounted cash flow analyses and/or internal valuation models. This methodology considers such factors as the coupon rate, yield curves, prepayment rates and other relevant factors.
     Short-term Investments — For short-term investments that are measured at fair value, AIG obtains fair value information from independent third-party valuation service providers. The determination of fair value for these instruments is consistent with the process for fixed maturity securities, as discussed above.
     Loans Receivable — AIG estimates the fair value of mortgage and other loans receivable by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower’s creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.
Freestanding Derivatives
     Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). AIG generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.
     OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. AIG generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.
     Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When AIG does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, AIG updates valuation inputs when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Embedded Policy Derivatives
     The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on AIG’s historical experience. With respect to embedded policy derivatives in AIG’s variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With respect to embedded policy derivatives in AIG’s equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity indexed credited rates in light of market conditions and policyholder behavior assumptions. These methodologies incorporate an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.
AIGFP’s Super Senior Credit Default Swap Portfolio
     AIGFP values AIGFP’s CDS transactions written on the super senior risk layers of designated pools of debt securities or loans using internal valuation models, third-party price estimates and market indices. The principal market was determined to be the market in which super senior credit default swaps of this type and size would be transacted, or have been transacted, with the greatest volume or level of activity. AIG has determined that the principal market participants, therefore, would consist of other large financial institutions who participate in sophisticated over-the-counter derivatives markets. The specific valuation methodologies vary based on the nature of the referenced obligations and availability of market prices.
     The valuation of the super senior credit derivatives is challenging given the limitation on the availability of market observable information due to the lack of trading and price transparency in the structured finance market. These market conditions have increased the reliance on management estimates and judgments in arriving at an estimate of fair value for financial reporting purposes. Further, disparities in the valuation methodologies employed by market participants and the varying judgments reached by such participants when assessing volatile markets have increased the likelihood that the various parties to these instruments may arrive at significantly different estimates as to their fair values.
     AIG’s valuation methodologies for the super senior credit default swap portfolio have evolved over time in response to market conditions and the availability of market observable information. AIG has sought to calibrate the methodologies to available market information and to review the assumptions of the methodologies on a regular basis.
     Regulatory capital portfolio: In the case of credit default swaps written to facilitate regulatory capital relief, AIG estimates the fair value of these derivatives by considering observable market transactions. The transactions with the most observability are the early terminations of these transactions by counterparties. AIG continues to reassess the expected maturity of the portfolio. AIGFP has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for AIGFP’s financial institution counterparties is generally derived from the terms of the Capital Accord of the Basel Committee on Banking Supervision (Basel I) that existed through the end of 2007 and which is in the process of being replaced by the Revised Framework for the International Convergence of Capital Measurement and Capital Standards issued by the Basel Committee on Banking Supervision (Basel II). It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
CDS transactions, except in a small number of specific instances. However, the Basel Committee announced that it had agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame. In assessing the fair value of the regulatory capital CDS transactions, AIG also considers other market data, to the extent relevant and available. For further discussion, see Note 8 herein.
     Multi-sector CDO portfolios: AIG uses a modified version of the Binomial Expansion Technique (BET) model to value AIGFP’s credit default swap portfolio written on super senior tranches of multi-sector collateralized debt obligations (CDOs) of ABS, including maturity-shortening puts that allow the holders of the securities issued by certain CDOs to treat the securities as short-term 2a-7 eligible investments under the Investment Company Act of 1940 (2a-7 Puts). The BET model was developed in 1996 by a major rating agency to generate expected loss estimates for CDO tranches and derive a credit rating for those tranches, and remains widely used.
     AIG has adapted the BET model to estimate the price of the super senior risk layer or tranche of the CDO. AIG modified the BET model to imply default probabilities from market prices for the underlying securities and not from rating agency assumptions. To generate the estimate, the model uses the price estimates for the securities comprising the portfolio of a CDO as an input and converts those estimates to credit spreads over current LIBOR-based interest rates. These credit spreads are used to determine implied probabilities of default and expected losses on the underlying securities. This data is then aggregated and used to estimate the expected cash flows of the super senior tranche of the CDO.
     Prices for the individual securities held by a CDO are obtained in most cases from the CDO collateral managers, to the extent available. CDO collateral managers provided market prices for 62.7 percent of the underlying securities used in the valuation at September 30, 2010. When a price for an individual security is not provided by a CDO collateral manager, AIG derives the price through a pricing matrix using prices from CDO collateral managers for similar securities. Matrix pricing is a mathematical technique used principally to value debt securities without relying exclusively on quoted prices for the specific securities, but rather by relying on the relationship of the security to other benchmark quoted securities. Substantially all of the CDO collateral managers who provided prices used dealer prices for all or part of the underlying securities, in some cases supplemented by third-party pricing services.
     The BET model also uses diversity scores, weighted average lives, recovery rates and discount rates. AIG employs a Monte Carlo simulation to assist in quantifying the effect on the valuation of the CDO of the unique aspects of the CDO’s structure such as triggers that divert cash flows to the most senior part of the capital structure. The Monte Carlo simulation is used to determine whether an underlying security defaults in a given simulation scenario and, if it does, the security’s implied random default time and expected loss. This information is used to project cash flow streams and to determine the expected losses of the portfolio.
     In addition to calculating an estimate of the fair value of the super senior CDO security referenced in the credit default swaps using its internal model, AIG also considers the price estimates for the super senior CDO securities provided by third parties, including counterparties to these transactions, to validate the results of the model and to determine the best available estimate of fair value. In determining the fair value of the super senior CDO security referenced in the credit default swaps, AIG uses a consistent process which considers all available pricing data points and eliminates the use of outlying data points. When pricing data points are within a reasonable range an averaging technique is applied.
     Corporate debt/Collateralized loan obligation (CLO) portfolios: In the case of credit default swaps written on portfolios of investment-grade corporate debt, AIG uses a mathematical model that produces results that are closely aligned with prices received from third parties. This methodology is widely used by other market participants and uses the current market credit spreads of the names in the portfolios along with the base correlations implied by the current market prices of comparable tranches of the relevant market traded credit

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
indices as inputs. One transaction, representing two percent of the total notional amount of the corporate arbitrage transactions, is valued using third party quotes given its unique attributes.
     AIG estimates the fair value of its obligations resulting from credit default swaps written on CLOs to be equivalent to the par value less the current market value of the referenced obligation. Accordingly, the value is determined by obtaining third-party quotes on the underlying super senior tranches referenced under the credit default swap contract.
Policyholder Contract Deposits
     Policyholder contract deposits accounted for at fair value are measured using an earnings approach by taking into consideration the following factors:
•	Current policyholder account values and related surrender charges;
•	The present value of estimated future cash inflows (policy fees) and outflows (benefits and maintenance expenses) associated with the product using risk neutral valuations, incorporating expectations about policyholder behavior, market returns and other factors; and
•	A risk margin that market participants would require for a market return and the uncertainty inherent in the model inputs.
     The change in fair value of these policyholder contract deposits is recorded as Policyholder benefits and claims incurred in the Consolidated Statement of Income (Loss).
Securities and Spot Commodities Sold But Not Yet Purchased
     Fair values for securities sold but not yet purchased are based on current market prices. Fair values of spot commodities sold but not yet purchased are based on current market prices of reference spot futures contracts traded on exchanges.
Other Long-Term Debt
     When fair value accounting has been elected, the fair value of non-structured liabilities is generally determined by using market prices from exchange or dealer markets, when available, or discounting expected cash flows using the appropriate discount rate for the applicable maturity. Such instruments are generally classified in Level 2 of the fair value hierarchy as substantially all inputs are readily observable. AIG determines the fair value of structured liabilities and hybrid financial instruments (where performance is linked to structured interest rates, inflation or currency risks) using the appropriate derivative valuation methodology (described above) given the nature of the embedded risk profile. Such instruments are classified in Level 2 or Level 3 depending on the observability of significant inputs to the model. In addition, adjustments are made to the valuations of both non-structured and structured liabilities to reflect AIG’s own credit worthiness based on observable credit spreads of AIG.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

At September 30, 2010				Counterparty	Cash
(in millions)	Level 1	Level 2	Level 3	Netting(a)	Collateral(b)	Total

Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$334	$7,304	$-	$-	$-	$7,638
Obligations of states, municipalities and Political subdivisions	-	48,468	888	-	-	49,356
Non-U.S. governments	560	42,360	50	-	-	42,970
Corporate debt	7	149,137	2,888	-	-	152,032
Residential mortgage-backed securities (RMBS)	-	22,991	8,035	-	-	31,026
Commercial mortgage-backed securities (CMBS)	-	3,065	3,541	-	-	6,606
Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	-	2,607	3,963	-	-	6,570

Total bonds available for sale	901	275,932	19,365	-	-	296,198

Bond trading securities:
U.S. government and government sponsored entities	93	6,956	-	-	-	7,049
Obligations of states, municipalities and Political subdivisions	-	316	-	-	-	316
Non-U.S. governments	-	855	17	-	-	872
Corporate debt	-	2,824	106	-	-	2,930
RMBS	-	1,987	98	-	-	2,085
CMBS	-	2,473	265	-	-	2,738
CDO/ABS	-	3,725	9,134	-	-	12,859

Total bond trading securities	93	19,136	9,620	-	-	28,849

Equity securities available for sale:
Common stock	8,917	29	55	-	-	9,001
Preferred stock	-	539	56	-	-	595
Mutual funds	1,298	370	2	-	-	1,670

Total equity securities available for sale	10,215	938	113	-	-	11,266

Equity securities trading:
Common stock	941	108	1	-	-	1,050
Preferred stock	-	1	-	-	-	1
Mutual funds	4,301	134	-	-	-	4,435

Total equity securities trading	5,242	243	1	-	-	5,486

Mortgage and other loans receivable	-	178	-	-	-	178
Other invested assets(c)	2,267	1,438	8,074	-	-	11,779
Unrealized gain on swaps, options and forward transactions:
Interest rate contracts	1	24,896	1,131	-	-	26,028
Foreign exchange contracts	-	221	14	-	-	235
Equity contracts	57	387	61	-	-	505
Commodity contracts	-	123	20	-	-	143
Credit contracts	-	2	423	-	-	425
Other contracts	10	702	81	-	-	793
Counterparty netting and cash collateral	-	-	-	(15,448)	(5,042)	(20,490)

Total unrealized gain on swaps, options and forward transactions	68	26,331	1,730	(15,448)	(5,042)	7,639

Securities purchased under agreements to resell	-	905	-	-	-	905
Short-term investments	4,408	13,774	-	-	-	18,182
Separate account assets	55,384	2,825	-	-	-	58,209
Other assets	-	14	-	-	-	14

Total	$78,578	$341,714	$38,903	$(15,448)	$(5,042)	$438,705

Liabilities:
Policyholder contract deposits	$-	$-	$4,763	$-	$-	$4,763
Securities sold under agreements to repurchase	-	3,242	-	-	-	3,242
Securities and spot commodities sold but not yet purchased	75	88	-	-	-	163
Unrealized loss on swaps, options and forward transactions:
Interest rate contracts	-	19,243	498	-	-	19,741
Foreign exchange contracts	-	446	1	-	-	447
Equity contracts	1	393	56	-	-	450
Commodity contracts	-	126	-	-	-	126
Credit contracts(d)	-	32	4,701	-	-	4,733
Other contracts	-	163	185	-	-	348
Counterparty netting and cash collateral	-	-	-	(15,448)	(3,942)	(19,390)

Total unrealized loss on swaps, options and forward transactions	1	20,403	5,441	(15,448)	(3,942)	6,455

Trust deposits and deposits due to banks and other depositors	-	15	-	-	-	15
Other long-term debt	-	12,296	1,004	-	-	13,300

Total	$76	$36,044	$11,208	$(15,448)	$(3,942)	$27,938

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

At December 31, 2009				Counterparty	Cash
(in millions)	Level 1	Level 2	Level 3	Netting(a)	Collateral(b)	Total

Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$146	$5,077	$-	$-	$-	$5,223
Obligations of states, municipalities and Political subdivisions	219	53,270	613	-	-	54,102
Non-U.S. governments	312	64,519	753	-	-	65,584
Corporate debt	10	187,337	4,791	-	-	192,138
Residential mortgage-backed securities (RMBS)	-	21,670	6,654	-	-	28,324
Commercial mortgage-backed securities (CMBS)	-	8,350	4,939	-	-	13,289
Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	-	2,167	4,724	-	-	6,891

Total bonds available for sale	687	342,390	22,474	-	-	365,551

Bond trading securities:
U.S. government and government sponsored entities	394	6,317	16	-	-	6,727
Obligations of states, municipalities and Political subdivisions	-	371	-	-	-	371
Non-U.S. governments	2	1,363	56	-	-	1,421
Corporate debt	-	5,205	121	-	-	5,326
RMBS	-	3,671	4	-	-	3,675
CMBS	-	2,152	325	-	-	2,477
CDO/ABS	-	4,381	6,865	-	-	11,246

Total bond trading securities	396	23,460	7,387	-	-	31,243

Equity securities available for sale:
Common stock	7,254	9	35	-	-	7,298
Preferred stock	-	760	54	-	-	814
Mutual funds	1,348	56	6	-	-	1,410

Total equity securities available for sale	8,602	825	95	-	-	9,522

Equity securities trading:
Common stock	1,254	104	1	-	-	1,359
Mutual funds	6,460	492	7	-	-	6,959

Total equity securities trading	7,714	596	8	-	-	8,318

Mortgage and other loans receivable	-	119	-	-	-	119
Other invested assets(c)	3,322	8,656	6,910	-	-	18,888
Unrealized gain on swaps, options and forward transactions	123	32,617	1,761	(19,054)	(6,317)	9,130
Securities purchased under agreements to resell	-	2,154	-	-	-	2,154
Short-term investments	1,898	22,077	-	-	-	23,975
Separate account assets	56,165	1,984	1	-	-	58,150
Other assets	-	18	270	-	-	288

Total	$78,907	$434,896	$38,906	$(19,054)	$(6,317)	$527,338

Liabilities:
Policyholder contract deposits	$-	$-	$5,214	$-	$-	$5,214
Securities sold under agreements to repurchase	-	3,221	-	-	-	3,221
Securities and spot commodities sold but not yet purchased	159	871	-	-	-	1,030
Unrealized loss on swaps, options and forward transactions(d)	8	24,789	7,826	(19,054)	(8,166)	5,403
Trust deposits and deposits due to banks and other depositors	-	15	-	-	-	15
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	2,742	-	-	-	2,742
Other long-term debt	-	12,314	881	-	-	13,195

Total	$167	$43,952	$13,921	$(19,054)	$(8,166)	$30,820

(a)	Represents netting of derivative exposures covered by a qualifying master netting agreement.

(b)	Represents cash collateral posted and received. Securities collateral posted for derivative transactions that is reflected in Fixed maturity securities in the Consolidated Balance Sheet, and collateral received, not reflected in the Consolidated Balance Sheet, were $1.7 billion and $148 million, respectively, at September 30, 2010 and $1.6 billion and $289 million, respectively, at December 31, 2009.

(c)	Approximately 6 percent of the fair value of the assets recorded as Level 3 relates to various private equity, real estate, hedge fund and fund-of-funds investments that are consolidated by AIG at both September 30, 2010 and December 31, 2009. AIG’s ownership in these funds represented 65.4 percent, or $1.5 billion, of Level 3 assets at September 30, 2010 and 71.1 percent, or $1.6 billion, of Level 3 assets at December 31, 2009.

(d)	Included in Level 3 is the fair value derivative liability of $4.0 billion and $4.8 billion at September 30, 2010 and December 31, 2009, respectively, on the Capital Markets super senior credit default swap portfolio.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Transfers of Level 1 and Level 2 Assets and Liabilities
     Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the three- and nine-month periods ended September 30, 2010, AIG transferred certain assets from Level 1 to Level 2, including approximately $193 million and $264 million, respectively, of investments in U.S. government and government sponsored entities. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. AIG had no significant transfers from Level 2 to Level 1 during the three- and nine-month periods ended September 30, 2010.
Changes in Level 3 Recurring Fair Value Measurements
The following tables present changes during the three- and nine-month periods ended September 30, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Income (Loss) during those periods related to the Level 3 assets and liabilities that remained on the Consolidated Balance Sheet at September 30, 2010 and 2009:

		Net
		Realized and					Reclassified		Changes in
		Unrealized	Accumulated	Purchases,			to Assets of		Unrealized Gains
	Balance	Gains (Losses)	Other	Sales,		Activity of	Businesses	Balance	(Losses) on
	Beginning	Included	Comprehensive	Issuances and		Discontinued	Held	End	Instruments Held
(in millions)	of Period(a)	in Income(b)	Income	Settlements-Net(c)	Transfers(d)	Operations	for Sale	of Period	at End of Period

Three Months Ended September 30, 2010
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$1,086	$(10)	$37	$(94)	$(131)	$-	$-	$888	$-
Non-U.S. governments	42	-	3	4	1	-	-	50	-
Corporate debt	3,167	(23)	35	(58)	(117)	(66)	(50)	2,888	-
RMBS	7,114	(285)	609	(223)	828	46	(54)	8,035	-
CMBS	4,576	(185)	612	(153)	(391)	(37)	(881)	3,541	-
CDO/ABS	4,837	14	126	(354)	(449)	(64)	(147)	3,963	-

Total bonds available for sale	20,822	(489)	1,422	(878)	(259)	(121)	(1,132)	19,365	-

Bond trading securities:
Non-U.S. governments	7	-	-	16	(6)	-	-	17	-
Corporate debt	103	7	-	(4)	-	-	-	106	3
RMBS	5	(25)	-	-	118	-	-	98	(31)
CMBS	226	36	-	3	-	-	-	265	29
CDO/ABS	8,523	496	-	114	1	-	-	9,134	215

Total bond trading securities	8,864	514	-	129	113	-	-	9,620	216

Equity securities available for sale:
Common stock	32	(1)	9	7	7	1	-	55	-
Preferred stock	53	-	1	2	-	-	-	56	-
Mutual funds	20	-	1	(11)	(8)	-	-	2	-

Total equity securities available for sale	105	(1)	11	(2)	(1)	1	-	113	-

Equity securities trading:
Common stock	1	-	-	-	-	-	-	1	-

Total equity securities trading	1	-	-	-	-	-	-	1	-

Other invested assets	6,780	77	114	(6)	1,390	153	(434)	8,074	(67)
Separate account assets	1	-	-	-	(1)	-	-	-	-

Total	$36,573	$101	$1,547	$(757)	$1,242	$33	$(1,566)	$37,173	$149

Liabilities:
Policyholder contract deposits	$(4,510)	$(60)	$-	$(193)	$-	$-	$-	$(4,763)	$222
Unrealized loss on swaps, options and forward transactions, net:
Interest rate contracts	151	(520)	1	903	98	-	-	633	185
Foreign exchange contracts	24	5	(2)	2	-	2	(18)	13	(4)
Equity contracts	-	34	-	(29)	-	-	-	5	1
Commodity contracts	17	5	-	(2)	-	-	-	20	(4)
Credit contracts	(4,583)	208	-	98	(1)	-	-	(4,278)	(237)
Other contracts	(107)	11	-	(16)	8	-	-	(104)	13

Total unrealized loss on swaps, options and forward transactions, net	(4,498)	(257)	(1)	956	105	2	(18)	(3,711)	(46)

Other long-term debt	(954)	(139)	-	68	21	-	-	(1,004)	177

Total	$(9,962)	$(456)	$(1)	$831	$126	$2	$(18)	$(9,478)	$353

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

		Net
		Realized and					Reclassified		Changes in
		Unrealized	Accumulated	Purchases,			to Assets of		Unrealized Gains
	Balance	Gains (Losses)	Other	Sales,		Activity of	Businesses	Balance	(Losses) on
	Beginning	Included	Comprehensive	Issuances and		Discontinued	Held	End	Instruments Held
(in millions)	of Period(a)	in Income(b)	Income	Settlements-Net(c)	Transfers(d)	Operations	for Sale	of Period	at End of Period

Nine Months Ended September 30, 2010
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$613	$(31)	$24	$64	$218	$1	$(1)	$888	$-
Non-U.S. governments	753	-	3	28	6	(43)	(697)	50	-
Corporate debt	4,791	(33)	137	(293)	(1,505)	(113)	(96)	2,888	-
RMBS	6,654	(526)	1,601	(529)	878	140	(183)	8,035	-
CMBS	4,939	(767)	1,687	(307)	56	842	(2,909)	3,541	-
CDO/ABS	4,724	88	401	(514)	(343)	(113)	(280)	3,963	-

Total bonds available for sale	22,474	(1,269)	3,853	(1,551)	(690)	714	(4,166)	19,365	-

Bond trading securities:
U.S. government and government sponsored entities	16	-	-	-	-	(16)	-	-	-
Non-U.S. governments	56	-	-	(35)	2	(6)	-	17	-
Corporate debt	121	(9)	-	(4)	-	(2)	-	106	(8)
RMBS	4	(24)	-	-	118	-	-	98	(26)
CMBS	325	96	-	(92)	34	(22)	(76)	265	146
CDO/ABS	6,865	2,287	-	(22)	4	40	(40)	9,134	1,093

Total bond trading securities	7,387	2,350	-	(153)	158	(6)	(116)	9,620	1,205

Equity securities available for sale:
Common stock	35	(2)	10	2	10	-	-	55	-
Preferred stock	54	(5)	5	1	1	-	-	56	-
Mutual funds	6	-	-	(3)	(1)	-	-	2	-

Total equity securities available for sale	95	(7)	15	-	10	-	-	113	-

Equity securities trading:
Common stock	1	-	-	-	-	-	-	1	-
Mutual funds	7	-	-	-	-	(1)	(6)	-	-

Total equity securities trading	8	-	-	-	-	(1)	(6)	1	-

Other invested assets	6,910	62	493	(930)	1,721	406	(588)	8,074	(258)
Other assets	270	-	-	(270)	-	-	-	-	-
Separate account assets	1	-	-	-	-	-	(1)	-	-

Total	$37,145	$1,136	$4,361	$(2,904)	$1,199	$1,113	$(4,877)	$37,173	$947

Liabilities:
Policyholder contract deposits	$(5,214)	$(684)	$-	$(461)	$-	$(144)	$1,740	$(4,763)	$(378)
Unrealized loss on swaps, options and forward transactions, net:
Interest rate contracts	(1,469)	13	-	1,098	991	-	-	633	236
Foreign exchange contracts	29	4	-	(1)	-	(1)	(18)	13	(7)
Equity contracts	74	(29)	-	(60)	20	-	-	5	2
Commodity contracts	22	-	-	(2)	-	-	-	20	-
Credit contracts	(4,545)	534	-	(265)	(2)	-	-	(4,278)	(740)
Other contracts	(176)	45	-	(3)	23	(3)	10	(104)	(12)

Total unrealized loss on swaps, options and forward transactions, net	(6,065)	567	-	767	1,032	(4)	(8)	(3,711)	(521)

Other long-term debt	(881)	(201)	-	690	(612)	-	-	(1,004)	235

Total	$(12,160)	$(318)	$-	$996	$420	$(148)	$1,732	$(9,478)	$(664)

Three Months Ended September 30, 2009
Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$2	$-	$-	$(2)	$-	$-	$-	$-	$-
Obligations of states, municipalities and political subdivisions	802	(6)	33	60	(8)	(6)	-	875	-
Non-U.S. governments	628	4	1	(11)	(2)	52	-	672	-
Corporate debt	6,156	44	224	(440)	28	(101)	-	5,911	-
RMBS	5,659	(309)	533	(186)	765	1	-	6,463	-
CMBS	2,187	(219)	341	(34)	882	288	-	3,445	-
CDO/ABS	3,378	(138)	1,004	22	126	7	-	4,399	-

Total bonds available for sale	18,812	(624)	2,136	(591)	1,791	241	-	21,765	-

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

		Net
		Realized and					Reclassified		Changes in
		Unrealized	Accumulated	Purchases,			to Assets of		Unrealized Gains
	Balance	Gains (Losses)	Other	Sales,		Activity of	Businesses	Balance	(Losses) on
	Beginning	Included	Comprehensive	Issuances and		Discontinued	Held	End	Instruments Held
(in millions)	of Period(a)	in Income(b)	Income	Settlements-Net(c)	Transfers(d)	Operations	for Sale	of Period	at End of Period

Bond trading securities:
U.S. government and government sponsored entities	11	-	-	-	-	4	-	15	-
Non-U.S. governments	5	-	-	-	50	1	-	56	-
Corporate debt	214	17	-	(1)	(48)	13	-	195	21
RMBS	3	1	-	(1)	-	-	-	3	18
CMBS	37	(42)	-	(16)	110	76	-	165	(8)
CDO/ABS	4,991	1,486	-	126	-	2	-	6,605	853

Total bond trading securities	5,261	1,462	-	108	112	96	-	7,039	884

Equity securities available for sale:
Common stock	33	-	4	5	(1)	-	-	41	-
Preferred stock	48	-	2	4	1	-	-	55	-
Mutual funds	1	-	-	-	-	-	-	1	-

Total equity securities available for sale	82	-	6	9	-	-	-	97	-

Equity securities trading:
Common stock	1	-	-	-	-	-	-	1	-
Mutual funds	16	-	-	-	-	(2)	-	14	-

Total equity securities trading	17	-	-	-	-	(2)	-	15	-

Other invested assets	8,418	(461)	397	(24)	(20)	(44)	-	8,266	(368)
Short-term investments	3	-	-	33	(3)	-	-	33	-
Other assets	288	(16)	-	17	-	-	-	289	(16)
Separate account assets	916	-	-	1	-	39	-	956	-

Total	$33,797	$361	$2,539	$(447)	$1,880	$330	$-	$38,460	$500

Liabilities:
Policyholder contract deposits	$(7,273)	$(1,372)	$-	$(155)	$-	$(17)	$-	$(8,817)	$2,239
Unrealized loss on swaps, options and forward transactions, net	(8,944)	661	1	667	109	-	-	(7,506)	1,003
Other long-term debt	(667)	(177)	-	17	(9)	-	-	(836)	178

Total	$(16,884)	$(888)	$1	$529	$100	$(17)	$-	$(17,159)	$3,420

Nine Months Ended September 30, 2009
Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$2	$-	$-	$(2)	$-	$-	$-	$-	$-
Obligations of states, municipalities and political subdivisions	861	(19)	(10)	48	(5)	-	-	875	-
Non-U.S. governments	601	2	(2)	(2)	(65)	138	-	672	-
Corporate debt	6,103	(1)	929	(831)	(111)	(178)	-	5,911	-
RMBS	6,156	(847)	1,012	(484)	626	-	-	6,463	-
CMBS	1,663	(208)	297	(328)	972	1,049	-	3,445	-
CDO/ABS	3,440	(583)	1,075	(291)	731	27	-	4,399	-

Total bonds available for sale	18,826	(1,656)	3,301	(1,890)	2,148	1,036	-	21,765	-

Bond trading securities:
U.S. government and government sponsored entities	17	-	-	-	-	(2)	-	15	-
Non-U.S. governments	-	-	-	-	50	6	-	56	-
Corporate debt	261	(10)	-	(66)	1	9	-	195	15
RMBS	8	(4)	-	(1)	-	-	-	3	14
CMBS	45	(48)	-	(18)	110	76	-	165	(14)
CDO/ABS	6,656	374	-	(425)	-	-	-	6,605	1,489

Total bond trading securities	6,987	312	-	(510)	161	89	-	7,039	1,504

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

		Net
		Realized and					Reclassified		Changes in
		Unrealized	Accumulated	Purchases,			to Assets of		Unrealized Gains
	Balance	Gains (Losses)	Other	Sales,		Activity of	Businesses	Balance	(Losses) on
	Beginning	Included	Comprehensive	Issuances and		Discontinued	Held	End	Instruments Held
(in millions)	of Period(a)	in Income(b)	Income	Settlements-Net(c)	Transfers(d)	Operations	for Sale	of Period	at End of Period

Equity securities available for sale:
Common stock	55	(21)	11	5	(9)	-	-	41	-
Preferred stock	54	(6)	(2)	3	6	-	-	55	-
Mutual funds	2	-	(1)	-	-	-	-	1	-

Total equity securities available for sale	111	(27)	8	8	(3)	-	-	97	-

Equity securities trading:
Common stock	1	-	-	-	-	-	-	1	-
Mutual funds	2	-	-	-	-	12	-	14	-

Total equity securities trading	3	-	-	-	-	12	-	15	-

Other invested assets	11,168	(1,774)	(1,935)	863	(18)	(38)	-	8,266	(1,532)
Short-term investments	-	-	-	33	-	-	-	33	-
Other assets	325	(25)	-	(11)	-	-	-	289	(24)
Separate account assets	830	-	-	1	-	125	-	956	-

Total	$38,250	$(3,170)	$1,374	$(1,506)	$2,288	$1,224	$-	$38,460	$(52)

Liabilities:
Policyholder contract deposits	$(5,458)	$(2,896)	$-	$(433)	$140	$(170)	$-	$(8,817)	$3,822
Securities sold under agreements to repurchase	(85)	4	-	81	-	-		-	-
Unrealized loss on swaps, options and forward transactions, net	(10,570)	367	(5)	3,289	(584)	(3)	-	(7,506)	4,196
Other long-term debt	(1,147)	76	-	151	84	-	-	(836)	2

Total	$(17,260)	$(2,449)	$(5)	$3,088	$(360)	$(173)	$-	$(17,159)	$8,020

(a)	Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

(b)	Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the Consolidated Statement of Income (Loss) primarily as follows:

Major Category of Assets/
Liabilities	Consolidated Statement of Income (Loss) Line Items

Bonds available for sale	• Net realized capital gains (losses)

Bond trading securities	• Net investment income
• Other income

Other invested assets	• Net realized capital gains (losses)
• Other income

Policyholder contract deposits	• Policyholder benefits and claims incurred
• Net realized capital gains (losses)

Unrealized loss on swaps, options and forward transactions, net	• Unrealized market valuation gains (losses) on Capital Markets super senior credit default swap portfolio
• Net realized capital gains (losses)
• Other income

(c)	Included within purchases, sales, issuances and settlements-net is approximately $210 million transferred from bonds available for sale to bond trading securities for the three- and nine-month periods ending September 30, 2010.

(d)	Transfers for the three months ended September 30, 2010 are comprised of gross transfers into Level 3 assets and liabilities of $2.7 billion and gross transfers out of Level 3 assets and liabilities of $1.7 billion. Transfers for the nine months ended September 30, 2010 are comprised of gross transfers into Level 3 assets and liabilities of $6.5 billion and gross transfers out of Level 3 assets and liabilities of $5.7 billion. AIG’s policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. As a result, the Net realized and unrealized gains (losses) included in income or other comprehensive income and as shown in the table above exclude $29.3 million of net gains related to assets and liabilities transferred into Level 3 during the three months ended September 30, 2010, and include $35.6 million of net gains related to assets and liabilities transferred out of Level 3 during the three months ended September 30, 2010 and exclude $23.6 million of net losses related to assets and liabilities transferred into Level 3 during the nine months ended September 30, 2010, and include $176.0 million of net gains related to assets and liabilities transferred out of Level 3 during the nine months ended September 30, 2010.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at September 30, 2010 and 2009 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).
     Transfers of Level 3 Assets and Liabilities
     AIG’s policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.
     In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. AIG’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability.
     During the three- nine-month periods ended September 30, 2010, AIG transferred into Level 3 approximately $2.7 billion and $5.7 billion, respectively, of assets consisting of certain ABS, CMBS and RMBS, as well as private placement corporate debt, certain municipal bonds related to affordable housing partnerships and investment partnerships. The transfers into Level 3 related to investments in ABS, RMBS and CMBS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers into Level 3 for private placement corporate debt were primarily the result of AIG overriding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that AIG believes was not captured in the matrix. Certain municipal bonds were transferred into Level 3 based on limited market activity for the particular issuances and related limitations on observable inputs for their valuation. Investment partnerships transferred into Level 3 were primarily comprised of certain hedge funds with limited market activity due to fund-imposed redemption restrictions.
     Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the three- and nine-month periods ended September 30, 2010, AIG transferred approximately $1.6 billion and $4.5 billion, respectively, of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in private placement corporate debt, investments in certain ABS, RMBS, CMBS and CDOs and certain investment partnerships. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of AIG using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on AIG’s own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for RMBS investments were primarily due to increased usage of pricing from valuation service providers that were reflective of market activity, where previously an internally adjusted price had been used. Similarly, transfers out of Level 3 for CMBS and CDO investments backed by corporate credits were primarily the result of AIG using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on AIG’s own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for both the CMBS and CDO investments were primarily due to increased observations of market transactions and price information for those securities. Certain investment partnerships were transferred out of Level 3 primarily due to the availability of information related to the underlying assets of these funds.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     AIG had no significant transfers into Level 3 liabilities during the three-month period ended September 30, 2010. During the nine-month period ended September 30, 2010, AIG transferred into Level 3 approximately $810 million of liabilities, primarily related to term notes and hybrid term notes, as well as certain derivatives. Term notes and hybrid term notes were transferred into Level 3 primarily due to an unobservable credit linked component comprising a significant amount of the valuations. As AIG provides net presentation of carrying values for its derivative positions in the table above, transfers out of Level 3 liabilities, which totaled approximately $129 million and $1.2 billion for the three- and nine-month periods ended September 30, 2010, respectively, primarily relate to certain derivative assets transferred into Level 3 due to the lack of observable inputs on certain interest rate swaps. Other transfers out of Level 3 liabilities were due to movement in market variables.
     AIG uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share
The following table includes information related to AIG’s investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, AIG uses the net asset value per share as a practical expedient for fair value.

		September 30, 2010(a)			December 31, 2009
		Fair Value			Fair Value
		Using Net		Unfunded	Using Net	Unfunded
(in millions)	Investment Category Includes	Asset Value		Commitments	Asset Value	Commitments

Investment Category
Private equity funds:
Leveraged buyout	Debt and/or equity investments made as part of a transaction in which assets of mature companies are acquired from the current shareholders, typically with the use of financial leverage.	$3,060		$1,299	$3,166	$1,553

Non-U.S.	Investments that focus primarily on Asian and European based buyouts, expansion capital, special situations, turnarounds, venture capital, mezzanine and distressed opportunities strategies.	208		117	543	103

Venture capital	Early-stage, high-potential, growth companies expected to generate a return through an eventual realization event, such as an initial public offering or sale of the company.	354		64	427	48

Fund of funds	Funds that invest in other funds, which invest in various diversified strategies	-		-	334	-

Distressed	Securities of companies that are already in default, under bankruptcy protection, or troubled.	260		72	238	91

Other	Real estate, energy, multi-strategy, mezzanine, and industry- focused strategies.	316		154	235	157

Total private equity funds		4,198		1,706	4,943	1,952

Hedge funds:
Event-driven	Securities of companies undergoing material structural changes, including mergers, acquisitions, and other reorganizations.	1,268		2	1,426	-

Long-short	Securities the manager believes are undervalued, with corresponding short positions to hedge market risk.	973		-	955	-

Relative value	Funds that seek to benefit from market inefficiencies and value discrepancies between related investments.	238		-	286	-

Distressed	Securities of companies that are already in default, under bankruptcy protection, or troubled.	372		21	272	-

Other	Non-U.S. companies, futures and commodities, macro and multi-strategy and industry-focused strategies.	619		-	785	-

Total hedge funds		3,470		23	3,724	-

Global real estate funds	U.S. and Non-U.S. commercial real estate.	117		20	929	64

Total		$7,785	(b)	$1,749	$9,596(b)	$2,016

(a)	Due to the sale of the investment advisory business in the first quarter of 2010, certain partnerships and hedge funds are no longer carried at fair value and are not included in this table.

(b)	Includes investments of entities classified as held for sale of approximately $466 million and $1.1 billion at September 30, 2010 and December 31, 2009, respectively.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     At September 30, 2010, private equity fund investments included above are not redeemable during the lives of the funds, and have expected remaining lives that extend in some cases more than 10 years. At that date, 37 percent of the total above had expected remaining lives of less than three years, 41 percent between 3 and 7 years, and 22 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager’s discretion, typically in one-year increments.
     At September 30, 2010, hedge fund investments included above are redeemable monthly (20 percent), quarterly (49 percent), semi-annually (4 percent) and annually (27 percent), with redemption notices ranging from 1 day to 180 days. More than 85 percent require redemption notices of less than 90 days. Investments representing approximately 68 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place in 2008, and do not have stated end dates. The remaining restrictions, which have pre-defined end dates, are generally expected to be lifted by the end of 2012. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.
     At September 30, 2010, global real estate fund investments included above are not redeemable during the lives of the funds, and have expected remaining lives that extend in some cases more than 10 years. At that date, 58 percent of these funds had expected remaining lives of less than three years, 14 percent between 3 and 7 years, and 28 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager’s discretion, typically in one-year increments.
Fair Value Measurements on a Non-Recurring Basis
     AIG also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, life settlement contracts, flight equipment primarily under operating leases, collateral securing foreclosed loans and real estate and other fixed assets, goodwill, and other intangible assets. AIG uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:
•	Cost and Equity-Method Investments: When AIG determines that the carrying value of these assets may not be recoverable, AIG records the assets at fair value with the loss recognized in earnings. In such cases, AIG measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for Other invested assets.

•	Life Settlement Contracts: AIG measures the fair value of individual life settlement contracts (which are included in other invested assets) whenever the carrying value plus the undiscounted future costs that are expected to be incurred to keep the life settlement contract in force exceed the expected proceeds from the contract. In those situations, the fair value is determined on a discounted cash flow basis, incorporating current life expectancy assumptions. The discount rate incorporates current information about market interest rates, the credit exposure to the insurance company that issued the life settlement contract and AIG’s estimate of the risk margin an investor in the contracts would require.

•	Flight Equipment Primarily Under Operating Leases: When AIG determines the carrying value of its commercial aircraft may not be recoverable, AIG records the aircraft at fair value with the loss recognized in earnings. AIG measures the fair value of its commercial aircraft using an earnings approach based on the present value of all cash flows from existing and projected lease payments (based on historical experience and current expectations regarding market participants) for the period extending to the end of the aircraft’s economic life in its highest and best use configuration, plus its disposition value.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
•	Collateral Securing Foreclosed Loans and Real Estate and Other Fixed Assets: When AIG takes collateral in connection with foreclosed loans, AIG generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself, by reference to observable transactions for similar assets.

•	Goodwill: AIG tests goodwill annually for impairment or more frequently whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable. When AIG determines goodwill may be impaired, AIG uses techniques including market-based earning multiples of peer companies, discounted expected future cash flows, appraisals, or, in the case of reporting units being considered for sale, third-party indications of fair value of the reporting unit, if available, to determine the amount of any impairment.

•	Long-Lived Assets: AIG tests its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of a long-lived asset may not be recoverable. AIG measures the fair value of long-lived assets based on an in-use premise that considers the same factors used to estimate the fair value of its real estate and other fixed assets under an in-use premise.

•	Finance Receivables:
•	Originated as held for sale — AIG determines the fair value of finance receivables originated as held for sale by reference to available market indicators such as current investor yield requirements, outstanding forward sale commitments, or negotiations with prospective purchasers, if any.

•	Originated as held for investment — AIG determines the fair value of finance receivables originated as held for investment based on negotiations with prospective purchasers, if any, or by using projected cash flows discounted at the weighted average interest rates offered in the marketplace for similar finance receivables. Cash flows are projected based on contractual payment terms, adjusted for delinquencies and estimates of prepayments and credit-related losses.
•	Businesses Held for Sale: When AIG determines that a business qualifies as held for sale and AIG’s carrying amount is greater than the expected sale price less cost to sell, AIG records an impairment loss for the difference.
The following table presents assets (excluding discontinued operations) measured at fair value on a non-recurring basis on which impairment charges were recorded, and the related impairment charges:

	Assets at Fair Value				Impairment Charges
					Three Months		Nine Months
					Ended		Ended
	Non-Recurring Basis				September 30,		September 30,
(in millions)	Level 1	Level 2	Level 3	Total	2010	2009	2010	2009

At September 30, 2010
Goodwill	$-	$-	$-	$-	$-	$697	$-	$705
Investment real estate	-	-	2,610	2,610	21	522	551	1,021
Other investments	-	4	3,210	3,214	29	355	106	713
Aircraft	-	-	2,715	2,715	465	-	872	16
Other assets	-	-	-	-	-	5	5	86

Total	$-	$4	$8,535	$8,539	$515	$1,579	$1,534	$2,541

At December 31, 2009
Investment real estate	$-	$-	$3,148	$3,148
Other investments	99	-	1,005	1,104
Aircraft	-	-	62	62
Other assets	-	85	54	139

Total	$99	$85	$4,269	$4,453

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     Impairment charges shown above for the nine months ended September 30, 2010 exclude a $3.3 billion goodwill impairment charge associated with the then-pending sale of ALICO and for the three and nine months ended September 30, 2010 excludes a $1.3 billion goodwill impairment charge associated with the pending sale of AIG Star and AIG Edison, all of which are reported in discontinued operations.
     During the three- and nine-month periods ended September 30, 2009, AIG recognized goodwill impairment charges primarily in the Institutional Asset Management business. These impairment charges related to a significant decline in certain consolidated warehoused investments as well as the consideration of recent transaction activity. AIG also recognized impairment charges related to certain investment real estate, proprietary real estate, private equity investments and other long-lived assets.
     The fair value disclosed in the table above is unadjusted for transaction costs. The amounts recorded on the Consolidated Balance Sheet are net of transaction costs.
Fair Value Option
     AIG may choose to measure at fair value financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings.
The following table presents the gains or losses recorded during the three- and nine-month periods ended September 30, 2010 and 2009 related to the eligible instruments for which AIG elected the fair value option:

	Gain (Loss) Three Months		Gain (Loss) Nine Months
	Ended September 30,		Ended September 30,
(in millions)	2010	2009	2010	2009

Assets:
Mortgage and other loans receivable	$28	$22	$65	$(7)
Trading securities	1,621	2,282	2,244	2,116
Trading – Maiden Lane Interests	457	1,414	1,846	126
Securities purchased under agreements to resell	18	2	14	(7)
Other invested assets	3	(7)	(42)	(31)
Short-term investments	-	1	1	1
Other assets	1	-	1	-

Liabilities:
Policyholder contract deposits(a)	(163)	(168)	(130)	(779)
Securities sold under agreements to repurchase	(130)	(80)	37	(59)
Securities and spot commodities sold but not yet purchased	-	(33)	(21)	(115)
Debt	(845)	(954)	(2,022)	2,101
Other liabilities	(1)	(62)	1	(218)

Total gain(b)	$989	$2,417	$1,994	$3,128

(a)	AIG elected to apply the fair value option to a certain investment-linked life insurance product sold principally in Asia, classified within policyholder contract deposits in the Consolidated Balance Sheet. AIG elected the fair value option for these liabilities to more closely align its accounting with the economics of its transactions. The election more effectively aligns changes in the fair value of assets with a commensurate change in the fair value of policyholders’ liabilities.

(b)	Excludes businesses held for sale in the Consolidated Balance Sheet. Also excluded from the table above were gains of $2.1 billion and $67 million for the three-month periods ended September 30, 2010 and 2009, respectively, and gains of $2.8 billion and $1.2 billion for the nine-month periods ended September 30, 2010 and 2009, respectively, that were primarily due to changes in the fair value of derivatives, trading securities and certain other invested assets for which the fair value option was not elected. Included in these amounts were unrealized market valuation gains of $152 million and $959 million for the three-month periods ended September 30, 2010 and 2009, respectively, and unrealized market valuation gains of $432 million and $1.1 billion for the nine-month periods ended September 30, 2010 and 2009, respectively, related to Capital Markets’ super senior credit default swap portfolio.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     Interest income and expense and dividend income on assets and liabilities elected under the fair value option are recognized and classified in the Consolidated Statement of Income (Loss) depending on the nature of the instrument and related market conventions. For Direct Investment business-related activity, interest, dividend income, and interest expense are included in Other income. Otherwise, interest and dividend income are included in Net investment income in the Consolidated Statement of Income (Loss). Gains and losses on AIG’s Maiden Lane interests are recorded in Net investment income. See Note 1(a) to the Consolidated Financial Statements of AIG’s 2009 Financial Statements for additional information about AIG’s policies for recognition, measurement, and disclosure of interest and dividend income and interest expense.
     During the three- and nine-month periods ended September 30, 2010, AIG recognized a loss of $226 million and of $452 million, respectively, and during the three- and nine-month periods ended September 30, 2009, AIG recognized a loss of $430 million and a gain of $194 million, respectively, attributable to the observable effect of changes in credit spreads on AIG’s own liabilities for which the fair value option was elected. AIG calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates, AIG’s observable credit spreads on these liabilities and other factors that mitigate the risk of nonperformance such as collateral posted.
The following table presents the difference between fair values and the aggregate contractual principal amounts of mortgage and other loans receivable and long-term borrowings, for which the fair value option was elected:

	At September 30, 2010			At December 31, 2009
	Fair	Outstanding		Fair	Outstanding
(in millions)	Value	Principal Amount	Difference	Value	Principal Amount	Difference

Assets:
Mortgage and other loans receivable	$178	$263	$(85)	$119	$253	$(134)
Liabilities:
Long-term debt	$11,817	$9,150	$2,667	$11,308	$10,111	$1,197

     At September 30, 2010 and December 31, 2009, there were no significant mortgage or other loans receivable for which the fair value option was elected that were 90 days or more past due and in non-accrual status.
Fair Value Information about Financial Instruments Not Measured at Fair Value
     Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:
•	Mortgage and other loans receivable: Fair values of loans on real estate and collateral loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates that AIG believes market participants would use in determining the price they would pay for such assets. For certain loans, AIG’s current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rates market participants would use. The fair values of policy loans were not estimated as AIG believes it would have to expend excessive costs for the benefits derived.

•	Finance receivables: Fair values of net finance receivables, less allowance for finance receivable losses, were estimated for disclosure purposes using projected cash flows, computed by category of finance receivable, discounted at the weighted average interest rates offered for similar finance receivables at the balance sheet date. Cash flows were projected based on contractual payment terms adjusted for delinquencies and estimates of losses. The fair value estimates do not reflect the underlying customer relationships or the related distribution systems.

•	Cash, short-term investments, trade receivables, trade payables, securities purchased (sold) under agreements to resell (repurchase), and commercial paper and other short-term debt: The carrying values of these assets and

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
liabilities approximate fair values because of the relatively short period of time between origination and expected realization.

•	Policyholder contract deposits associated with investment-type contracts: Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

•	Trust deposits and deposits due to banks and other depositors: The fair values of certificates of deposit which mature in more than one year are estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently offered for deposits with similar maturities. For demand deposits and certificates of deposit which mature in less than one year, carrying values approximate fair value.

•	Long-term debt: Fair values of these obligations were determined for disclosure purposes by reference to quoted market prices, where available and appropriate, or discounted cash flow calculations based upon AIG’s current market-observable implicit-credit-spread rates for similar types of borrowings with maturities consistent with those remaining for the debt being valued.
The following table presents the carrying value and estimated fair value of AIG’s financial instruments:

	September 30, 2010		December 31, 2009
(in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value

Assets:
Fixed maturities	$325,047	$325,047	$396,794	$396,794
Equity securities	16,752	16,752	17,840	17,840
Mortgage and other loans receivable	22,943	23,660	27,461	25,957
Finance receivables, net of allowance	1,262	1,216	20,327	18,974
Other invested assets*	34,601	34,290	43,737	42,474
Securities purchased under agreements to resell	905	905	2,154	2,154
Short-term investments	34,462	34,462	47,263	47,263
Cash	1,668	1,668	4,400	4,400
Unrealized gain on swaps, options and forward transactions	7,639	7,639	9,130	9,130
Liabilities:
Policyholder contract deposits associated with investment-type contracts	110,935	124,405	168,846	175,612
Securities sold under agreements to repurchase	3,901	3,901	3,505	3,505
Securities and spot commodities sold but not yet purchased	163	163	1,030	1,030
Unrealized loss on swaps, options and forward transactions	6,455	6,455	5,403	5,403
Trust deposits and deposits due to banks and other depositors	936	936	1,641	1,641
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	-	4,739	4,739
Federal Reserve Bank of New York credit facility	20,470	20,598	23,435	23,390
Other long-term debt	93,419	91,165	113,298	94,458

*	Excludes aircraft asset investments held by non-Financial Services subsidiaries.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
6. Investments
Securities Available for Sale
The following table presents the amortized cost or cost and fair value of AIG’s available for sale securities:

					Other-Than-
	Amortized	Gross	Gross		Temporary
	Cost or	Unrealized	Unrealized	Fair	Impairments
(in millions)	Cost	Gains	Losses	Value	in AOCI(a)

September 30, 2010
Bonds available for sale:
U.S. government and government sponsored entities	$7,323	$316	$(1)	$7,638	$-
Obligations of states, municipalities and political subdivisions	46,136	3,320	(100)	49,356	(30)
Non-U.S. governments	39,219	3,816	(65)	42,970	-
Corporate debt	138,276	14,753	(997)	152,032	95
Mortgage-backed, asset-backed and collateralized:
RMBS	31,916	1,183	(2,073)	31,026	(850)
CMBS	7,905	263	(1,562)	6,606	(359)
CDO/ABS	7,029	409	(868)	6,570	(33)

Total mortgage-backed, asset-backed and collateralized	46,850	1,855	(4,503)	44,202	(1,242)

Total bonds available for sale(b)	277,804	24,060	(5,666)	296,198	(1,177)
Equity securities available for sale:
Common stock	5,359	3,792	(150)	9,001	-
Preferred stock	475	123	(3)	595	-
Mutual funds	1,555	176	(61)	1,670	-

Total equity securities available for sale	7,389	4,091	(214)	11,266	-

Total(c)	$285,193	$28,151	$(5,880)	$307,464	$(1,177)

December 31, 2009
Bonds available for sale:
U.S. government and government sponsored entities	$5,098	$174	$(49)	$5,223	$-
Obligations of states, municipalities and political subdivisions	52,324	2,163	(385)	54,102	-
Non-U.S. governments	63,080	3,153	(649)	65,584	(1)
Corporate debt	185,188	10,826	(3,876)	192,138	119
Mortgage-backed, asset-backed and collateralized:
RMBS	32,173	991	(4,840)	28,324	(2,121)
CMBS	18,717	195	(5,623)	13,289	(739)
CDO/ABS	7,911	284	(1,304)	6,891	(63)

Total mortgage-backed, asset-backed and collateralized	58,801	1,470	(11,767)	48,504	(2,923)

Total bonds available for sale(b)	364,491	17,786	(16,726)	365,551	(2,805)
Equity securities available for sale:
Common stock	4,460	2,913	(75)	7,298	-
Preferred stock	740	94	(20)	814	-
Mutual funds	1,264	182	(36)	1,410	-

Total equity securities available for sale	6,464	3,189	(131)	9,522	-

Total(c)	$370,955	$20,975	$(16,857)	$375,073	$(2,805)

(a)	Represents the amount of other-than-temporary impairment losses recognized in Accumulated other comprehensive income, which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(b)	At September 30, 2010 and December 31, 2009, bonds available for sale held by AIG that were below investment grade or not rated totaled $22.7 billion and $24.5 billion, respectively.

(c)	Excludes $157.0 billion and $36.1 billion of available for sale investments at fair value from businesses held for sale at September 30, 2010 and December 31, 2009, respectively. See Note 3 herein.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Unrealized losses on Securities Available for Sale
The following table summarizes the fair value and gross unrealized losses on AIG’s available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	12 Months or Less		More than 12 Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(in millions)	Value	Losses	Value	Losses	Value	Losses

September 30, 2010*
Bonds available for sale:
U.S. government and government sponsored entities	$262	$1	$62	$-	$324	$1
Obligations of states, municipalities and political subdivisions	440	29	643	71	1,083	100
Non-U.S. governments	1,045	26	1,023	39	2,068	65
Corporate debt	5,516	293	9,600	704	15,116	997
RMBS	3,615	79	8,329	1,994	11,944	2,073
CMBS	268	25	3,151	1,537	3,419	1,562
CDO/ABS	474	66	2,685	802	3,159	868

Total bonds available for sale	11,620	519	25,493	5,147	37,113	5,666
Equity securities available for sale:
Common stock	1,226	150	-	-	1,226	150
Preferred stock	6	3	-	-	6	3
Mutual funds	688	61	-	-	688	61

Total equity securities available for sale	1,920	214	-	-	1,920	214

Total	$13,540	$733	$25,493	$5,147	$39,033	$5,880

December 31, 2009*
Bonds available for sale:
U.S. government and government sponsored entities	$1,414	$35	$105	$14	$1,519	$49
Obligations of states, municipalities and political subdivisions	5,405	132	3,349	253	8,754	385
Non-U.S. governments	7,842	239	3,286	410	11,128	649
Corporate debt	24,696	1,386	22,139	2,490	46,835	3,876
RMBS	7,135	3,051	6,352	1,789	13,487	4,840
CMBS	5,013	3,927	4,528	1,696	9,541	5,623
CDO/ABS	2,809	1,119	1,693	185	4,502	1,304

Total bonds available for sale	54,314	9,889	41,452	6,837	95,766	16,726
Equity securities available for sale:
Common stock	933	75	-	-	933	75
Preferred stock	172	20	-	-	172	20
Mutual funds	333	36	-	-	333	36

Total equity securities available for sale	1,438	131	-	-	1,438	131

Total	$55,752	$10,020	$41,452	$6,837	$97,204	$16,857

*	Excludes fixed maturity and equity securities of businesses held for sale. See Note 3 herein.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     At September 30, 2010, AIG held 4,603 and 768 of individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 3,216 individual securities were in a continuous unrealized loss position for longer than twelve months.
     AIG did not recognize in earnings the unrealized losses on these fixed maturity securities at September 30, 2010, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.
Contractual Maturities
The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

	Total Fixed Maturity		Fixed Maturity
	Available for Sale Securities		Securities in a Loss Position
September 30, 2010	Amortized	Fair	Amortized	Fair
(in millions)	Cost	Value	Cost	Value

Due in one year or less	$10,667	$10,782	$1,421	$1,399
Due after one year through five years	58,462	61,988	6,484	6,227
Due after five years through ten years	69,432	76,096	4,337	4,100
Due after ten years	92,393	103,130	7,512	6,865
Mortgage-backed, asset-backed and collateralized	46,850	44,202	23,025	18,522

Total	$277,804	$296,198	$42,779	$37,113

     Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.
The following table presents the gross realized gains and gross realized losses from sales or redemptions of AIG’s available for sale securities:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010		2009		2010		2009
	Gross	Gross	Gross	Gross	Gross	Gross	Gross	Gross
	Realized	Realized	Realized	Realized	Realized	Realized	Realized	Realized
(in millions)	Gains	Losses	Gains	Losses	Gains	Losses	Gains	Losses

Fixed maturities	$879	$46	$1,482	$1,228	$1,449	$143	$2,457	$1,812
Equity securities	184	43	200	40	477	73	380	199

Total	$1,063	$89	$1,682	$1,268	$1,926	$216	$2,837	$2,011

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     For the three- and nine-month periods ended September 30, 2010, the aggregate fair value of available for sale securities sold at a loss was $1.0 billion and $3.4 billion, respectively, which resulted in net realized capital losses of $84 million and $191 million, respectively. The average period of time that securities sold at a loss during the nine-month period ended September 30, 2010 were trading continuously at a price below cost or amortized cost was approximately five months.
Evaluating Investments for Other-Than-Temporary Impairments
     On April 1, 2009, AIG adopted a new accounting standard on a prospective basis addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements significantly altered AIG’s policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in Accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of Accumulated other comprehensive income (loss). AIG refers to both credit impairments and impairments recognized as a result of intent to sell as “impairment charges.” The impairment model for equity securities was not affected by the standard.
Impairment Policy – Effective April 1, 2009 and Thereafter
     Fixed Maturity Securities
     If AIG intends to sell a fixed maturity security or it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.
     For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of Accumulated other comprehensive income (loss)).
     When assessing AIG’s intent to sell a fixed maturity security, or whether it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition AIG’s investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.
     AIG considers severe price declines and the duration of such price declines in its assessment of potential credit impairments.
     In periods subsequent to the recognition of an other-than-temporary impairment charge that is not foreign exchange related for available for sale fixed maturity securities, AIG generally prospectively accretes into earnings over the remaining expected holding period of the security the difference between the new amortized cost and the expected undiscounted recovery value.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Credit Impairments
The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by AIG(a):

	September 30, 2010
	Three	Nine
	Months	Months
(in millions)	Ended	Ended

Balance, beginning of period	$8,007	$7,803
Increases due to:
Credit impairments on new securities subject to impairment losses	142	432
Additional credit impairments on previously impaired securities	278	1,088
Reductions due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	(227)	(791)
Credit impaired securities for which there is a current intent or anticipated requirement to sell	(493)	(498)
Accretion on securities previously impaired due to credit(b)	(83)	(269)
Hybrid securities with embedded credit derivatives reclassified to Bonds trading securities	(748)	(748)
Foreign exchange translation adjustments	6	(11)
Impairments on securities reclassified to Assets held for sale	(186)	(309)
Other	(1)	(2)

Balance, end of period	$6,695	$6,695

(a)	Includes structured, corporate, municipal and sovereign fixed maturity securities.

(b)	Represents accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities as well as the accretion due to the passage of time.
     In assessing whether a credit impairment has occurred for a structured fixed maturity security, AIG performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.
     When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:
•	Current delinquency rates;

•	Expected default rates and timing of such defaults;

•	Loss severity and timing of any such recovery;

•	Expected prepayment speeds; and

•	Ratings of securities underlying structured products.
     For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Equity Securities
     The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to other-than-temporary impairments in the second quarter of 2009. AIG continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:
•	The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

•	A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	AIG has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.
     The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which AIG could not reasonably assert that the impairment period would be temporary (severity losses).
Other Invested Assets
     AIG’s investments in funds and investment partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these funds and investment partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.
     AIG’s investments in life settlement contracts are monitored for impairment based on the underlying life insurance policies, with cash flows reported monthly. An investment in a life settlement contract is considered impaired if the undiscounted cash flows resulting from the expected proceeds from the insurance policy are less than the carrying amount of the investment plus anticipated continuing costs. If an impairment loss is recognized, the investment is written down to fair value.
     AIG’s aircraft asset investments and investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, AIG compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.
Fixed Maturity Securities Impairment Policy — Prior to April 1, 2009
     In all periods prior to April 1, 2009, AIG assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of AIG’s management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management’s judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     In those periods, AIG evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.
     After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.
7. Variable Interest Entities
     The accounting standards related to the consolidation of variable interest entities (VIEs) provide guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria.
     While AIG enters into various arrangements with VIEs in the normal course of business, AIG’s involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs via its insurance companies. In all instances, AIG determines whether it is the primary beneficiary or a variable interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE’s capital structure, contractual relationships and terms, nature of the VIE’s operations and purpose, nature of the VIE’s interests issued, and AIG’s involvements with the entity. AIG also evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation.
     For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.
     For all other variable interest entities, the primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity’s economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of AIG’s decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.
Exposure to Loss
     AIG’s total off-balance sheet exposure associated with VIEs, primarily consisting of financial guarantees and commitments to real estate and investment funds, was $1.5 billion and $2.2 billion at September 30, 2010 and December 31, 2009, respectively.
The following table presents AIG’s total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

	VIE Assets*		VIE Liabilities		Off-Balance Sheet Exposure
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
(in billions)	2010	2009	2010	2009	2010	2009

Real estate and investment funds	$9.0	$4.6	$2.8	$2.9	$0.3	$0.6
Commercial paper conduit	0.6	3.6	0.2	3.0	-	-
CDOs	-	0.2	-	0.1	-	-
Affordable housing partnerships	3.3	2.5	0.3	-	-	-
Other	4.6	3.4	1.8	2.1	-	-
VIEs of businesses held for sale	10.6	-	2.5	-	0.1	-

Total	$28.1	$14.3	$7.6	$8.1	$0.4	$0.6

*	Each of the VIE’s assets can be used only to settle specific obligations of that VIE.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     AIG calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where AIG has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by AIG generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to AIG, except in limited circumstances when AIG has provided a guarantee to the VIE’s interest holders.
The following table presents total assets of unconsolidated VIEs in which AIG holds a variable interest, as well as AIG’s maximum exposure to loss associated with these VIEs:

		Maximum Exposure to Loss
		On-Balance Sheet		Off-Balance Sheet
	Total	Purchased		Commitments
	VIE	and Retained		and
(in billions)	Assets	Interests	Other	Guarantees	Total

September 30, 2010
Real estate and investment funds	$21.9	$2.9	$-	$0.5	$3.4
Affordable housing partnerships	0.6	-	0.6	-	0.6
Maiden Lane Interests	40.3	7.1	-	-	7.1
Other	2.0	-	0.1	0.5	0.6
VIEs of businesses held for sale	9.5	2.3	0.6	0.1	3.0

Total	$74.3	$12.3	$1.3	$1.1	$14.7

December 31, 2009
Real estate and investment funds	$23.3	$3.2	$0.4	$1.6	$5.2
Affordable housing partnerships	1.3	-	1.3	-	1.3
Maiden Lane Interests	38.7	5.3	-	-	5.3
Other	7.6	1.2	0.5	-	1.7

Total	$70.9	$9.7	$2.2	$1.6	$13.5

Balance Sheet Classification
AIG’s interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Consolidated Balance Sheet as follows:

	Consolidated VIEs		Unconsolidated VIEs
	September 30,	December 31,	September 30,	December 31,
(in billions)	2010	2009	2010	2009

Assets:
Available for sale securities	$0.3	$0.9	$-	$0.3
Trading securities	3.2	3.9	7.4	6.4
Other invested assets	9.7	3.6	3.6	3.6
Other asset accounts	4.3	5.9	0.1	1.6
Assets held for sale	10.6	-	2.7	-

Total	$28.1	$14.3	$13.8	$11.9

Liabilities:
FRBNY commercial paper funding facility	$-	$2.7	$-	$-
Other long-term debt	4.0	4.6	-	-
Other liability accounts	1.1	0.8	0.2	-
Liabilities held for sale	2.5	-	-	-

Total	$7.6	$8.1	$0.2	$-

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     See Note 1 herein for effect of consolidation under the amended accounting standard for the consolidation of variable interest entities.
RMBS, CMBS, Other ABS and CDOs
     AIG, through its insurance company subsidiaries, is a passive investor in RMBS, CMBS, CDOs and other ABS primarily issued by domestic special-purpose entities. AIG did not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.
     AIG, through its Direct Investment subsidiaries, also invests in CDOs and similar structures, which can be cash-based or synthetic and are managed by third parties. The role of Direct Investment subsidiaries is generally limited to that of a passive investor. They do not manage such structures.
     AIG’s maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of AIG’s investments and its passive involvement in these types of structures, AIG has determined that it is not the primary beneficiary of these entities. The fair values of AIG’s investments in these structures are reported in Notes 5 and 6 herein.
     See Notes 5, 6 and 10 of Notes to Consolidated Financial Statements of AIG’s 2009 Financial Statements for additional information on VIEs and asset-backed securities.
8. Derivatives and Hedge Accounting
     AIG uses derivatives and other financial instruments as part of its financial risk management programs and as part of its investment operations. AIGFP had also transacted in derivatives as a dealer and had acted as an intermediary between the relevant AIG subsidiary and the counterparty. AIG is replacing AIGFP with AIG Markets for purposes of acting as an intermediary between the AIG subsidiary and the third-party counterparty as part of its wind-down of AIGFP.
     Derivatives are financial arrangements among two or more parties with returns linked to or “derived” from some underlying equity, debt, commodity or other asset, liability, or foreign exchange rate or other index or the occurrence of a specified payment event. Derivative payments may be based on interest rates, exchange rates, prices of certain securities, commodities, or financial or commodity indices or other variables. Derivatives, with the exception of bifurcated embedded derivatives, are reflected on the Consolidated Balance Sheet in Unrealized gain on swaps, options and forward transactions, at fair value and Unrealized loss on swaps, options and forward contracts, at fair value. Bifurcated embedded derivatives are recorded with the host contract on the Consolidated Balance Sheet.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
The following table presents the notional amounts and fair values of AIG’s derivative instruments:

	September 30, 2010				December 31, 2009
	Gross		Gross		Gross		Gross
	Derivative Assets		Derivative Liabilities		Derivative Assets		Derivative Liabilities
	Notional	Fair	Notional	Fair	Notional	Fair	Notional	Fair
(in millions)	Amount(a)	Value(b)	Amount(a)	Value(b)	Amount(a)	Value(b)	Amount(a)	Value(b)

Derivatives designated as hedging instruments:
Interest rate contracts(c)	$3,071	$493	$656	$65	$10,612	$2,129	$3,884	$375
Derivatives not designated as hedging instruments:
Interest rate contracts(c)	200,461	25,535	187,035	19,676	345,614	27,451	300,847	23,718
Foreign exchange contracts	5,273	235	6,883	447	16,662	720	9,719	939
Equity contracts	5,438	505	2,251	450	8,175	1,184	7,713	1,064
Commodity contracts	189	143	223	126	759	883	381	373
Credit contracts	2,148	425	93,975	4,733	3,706	1,210	190,275	5,815
Other contracts	28,127	798	15,820	1,819	34,605	928	23,310	1,101

Total derivatives not designated as hedging instruments	241,636	27,641	306,187	27,251	409,521	32,376	532,245	33,010

Total derivatives	$244,707	$28,134	$306,843	$27,316	$420,133	$34,505	$536,129	$33,385

(a)	Notional amount represents a standard of measurement of the volume of derivatives business of AIG. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the Consolidated Balance Sheet. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps and certain credit contracts. For credit contracts, notional amounts are net of all underlying subordination.

(b)	Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)	Includes cross currency swaps.
The following table presents the fair values of derivative assets and liabilities on the Consolidated Balance Sheet:

	September 30, 2010				December 31, 2009
	Derivative Assets(a)		Derivative Liabilities(b)		Derivative Assets(c)		Derivative Liabilities(d)
	Notional	Fair	Notional	Fair	Notional	Fair	Notional	Fair
(in millions)	Amount	Value	Amount	Value	Amount	Value	Amount	Value

Capital Markets derivatives	$218,883	$23,508	$273,259	$22,697	$400,223	$31,951	$499,821	$30,930
All other derivatives	25,824	4,626	33,584	4,619	19,910	2,554	36,308	2,455

Total derivatives, gross	$244,707	28,134	$306,843	27,316	$420,133	34,505	$536,129	33,385

Counterparty netting(e)		(15,448)		(15,448)		(19,054)		(19,054)
Cash collateral(f)		(5,042)		(3,942)		(6,317)		(8,166)

Total derivatives, net		7,644		7,926		9,134		6,165

Less: Bifurcated embedded derivatives		5		1,471		4		762

Total derivatives on balance sheet		$7,639		$6,455		$9,130		$5,403

(a)	Included in all other derivatives are bifurcated embedded derivatives which are recorded in Bonds available for sale, at fair value.

(b)	Included in all other derivatives are bifurcated embedded derivatives which are recorded in Policyholder contract deposits, Other invested assets, Bonds available for sale, at fair value, and Common and preferred stock.

(c)	Included in all other derivatives are bifurcated embedded derivatives which are recorded in Bonds available for sale, at fair value, and Policyholder contract deposits.

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

(d)	Included in all other derivatives are bifurcated embedded derivatives which are recorded in Policyholder contract deposits and Common and preferred stock.

(e)	Represents netting of derivative exposures covered by a qualifying master netting agreement.

(f)	Represents cash collateral posted and received.
Hedge Accounting
     AIG designated certain derivatives entered into by AIGFP and AIG Markets with third parties as either fair value or cash flow hedges of certain debt issued by AIG Parent, ILFC and AGF. The fair value hedges included (i) interest rate swaps that were designated as hedges of the change in the fair value of fixed rate debt attributable to changes in the benchmark interest rate and (ii) foreign currency swaps designated as hedges of the change in fair value of foreign currency denominated debt attributable to changes in foreign exchange rates and in certain cases also the benchmark interest rate. With respect to the cash flow hedges, (i) interest rate swaps were designated as hedges of the changes in cash flows on floating rate debt attributable to changes in the benchmark interest rate, and (ii) foreign currency swaps were designated as hedges of changes in cash flows on foreign currency denominated debt attributable to changes in the benchmark interest rate and foreign exchange rates.
     AIG assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. Regression analysis is employed to assess the effectiveness of these hedges both on a prospective and retrospective basis. AIG does not utilize the shortcut method to assess hedge effectiveness. For net investment hedges, the matched terms method is utilized to assess hedge effectiveness.
     AIG uses debt instruments in net investment hedge relationships to mitigate the foreign exchange risk associated with AIG’s non-U.S. dollar functional currency foreign subsidiaries. AIG assesses the hedge effectiveness and measures the amount of ineffectiveness for these hedge relationships based on changes in spot exchange rates. AIG records the change in the carrying amount of these investments in the foreign currency translation adjustment within Accumulated other comprehensive loss. Simultaneously, the effective portion of the hedge of this exposure is also recorded in foreign currency translation adjustment and the ineffective portion, if any, is recorded in earnings. If (1) the notional amount of the hedging debt instrument matches the designated portion of the net investment and (2) the hedging debt instrument is denominated in the same currency as the functional currency of the hedged net investment, no ineffectiveness is recorded in earnings. For the three- and nine-month periods ended September 30, 2010, AIG recognized gains (losses) of $(37) million and $22 million, respectively, and for the three- and nine-month periods ended September 30, 2009, AIG recognized gains (losses) of $24 million and $(73) million, respectively, included in Foreign currency translation adjustment in Accumulated other comprehensive loss related to the net investment hedge relationships.
The following table presents the effect of AIG’s derivative instruments in fair value hedging relationships on the Consolidated Statement of Income (Loss):

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
(in millions)	2010	2009	2010	2009

Interest rate contracts(a)(b):
Gain recognized in earnings on derivatives	$104	$527	$262	$57
Gain (loss) recognized in earnings on hedged items(c)	(50)	(515)	(119)	53
Gain recognized in earnings for ineffective portion and amount excluded from effectiveness testing	9	11	39	98

(a)	Gains and losses recognized in earnings on derivatives for the effective portion and hedged items are recorded in Other income. Gains and losses recognized in earnings on derivatives for the ineffective portion and amounts excluded from effectiveness testing are recorded in Net realized capital losses and Other income, respectively.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

(b)	Includes $8 million and $12 million, respectively, for the three-month periods ended September 30, 2010 and 2009 and $32 million and $104 million, respectively, for the nine-month periods ended September 30, 2010 and 2009 related to the ineffective portion. Includes $0 million and $(1) million, respectively, for the three-month periods ended September 30, 2010 and 2009 and $7 million and $(6) million, respectively, for the nine-month periods ended September 30, 2010 and 2009 related to amounts excluded from effectiveness testing

(c)	The three- and nine-month periods ended September 30, 2010 includes $45 million and $104 million, respectively, representing the amortization of debt basis adjustment following the discontinuation of hedge accounting on certain positions.
The following table presents the effect of AIG’s derivative instruments in cash flow hedging relationships on the Consolidated Statement of Income (Loss):

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
(in millions)	2010	2009	2010	2009

Interest rate contracts(a):
Gain (loss) recognized in OCI on derivatives	$(66)	$12	$(25)	$84
Gain (loss) reclassified from Accumulated OCI into earnings(b)	(67)	19	(65)	9
Gain (loss) recognized in earnings on derivatives for ineffective portion	-	9	(6)	10

(a)	Gains and losses reclassified from Accumulated other comprehensive income are recorded in Other income. Gains or losses recognized in earnings on derivatives for the ineffective portion are recorded in Net realized capital losses.

(b)	The effective portion of the change in fair value of a derivative qualifying as a cash flow hedge is recorded in Accumulated other comprehensive income until earnings are affected by the variability of cash flows in the hedged item. At September 30, 2010, $43 million of the deferred net loss in Accumulated other comprehensive income is expected to be recognized in earnings during the next 12 months.
Derivatives Not Designated as Hedging Instruments
The following table presents the effect of AIG’s derivative instruments not designated as hedging instruments on the Consolidated Statement of Income (Loss):

	Gains (Losses) Recognized in Earnings
	Three Months		Nine Months
	Ended September 30,		Ended September 30,
(in millions)	2010	2009	2010	2009

By Derivative Type:
Interest rate contracts(a)	$413	$(751)	$156	$458
Foreign exchange contracts	(238)	224	(125)	(580)
Equity contracts	(170)	(263)	161	(37)
Commodity contracts	9	43	(2)	115
Credit contracts	213	1,346	662	1,610

Other contracts(b)	164	3	(430)	566

Total	$391	$602	$422	$2,132

By Classification:
Premiums and other considerations	$22	$13	$62	$48
Net investment income	12	5	21	16
Net realized capital gains (losses)	723	(670)	(674)	876
Unrealized market valuation gains on Capital Markets super senior credit default swap portfolio	152	959	432	1,143
Other income	(518)	295	581	49

Total	$391	$602	$422	$2,132

(a)	Includes cross currency swaps.

(b)	Includes embedded derivative gains of $61 million and $67 million, respectively, for the three months ended September 30, 2010 and September 30, 2009; and losses of $618 million and gains of $1.3 billion, respectively, for the nine months ended September 30, 2010 and September 30, 2009.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Capital Markets Derivatives
     AIGFP enters into derivative transactions to mitigate risk in its exposures (interest rates, currencies, commodities, credit and equities) arising from its transactions. In most cases, AIGFP did not hedge its exposures related to the credit default swaps it had written. As a dealer, AIGFP structured and entered into derivative transactions to meet the needs of counterparties who may be seeking to hedge certain aspects of such counterparties’ operations or obtain a desired financial exposure.
     Capital Markets’ derivative transactions involving interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying notional amounts. AIGFP typically became a principal in the exchange of interest payments between the parties and, therefore, is exposed to counterparty credit risk and may be exposed to loss, if counterparties default. Currency, commodity, and equity swaps are similar to interest rate swaps, but involve the exchange of specific currencies or cash flows based on the underlying commodity, equity securities or indices. Also, they may involve the exchange of notional amounts at the beginning and end of the transaction. Swaptions are options where the holder has the right but not the obligation to enter into a swap transaction or cancel an existing swap transaction.
     AIGFP follows a policy of minimizing interest rate, currency, commodity, and equity risks associated with investment securities by entering into offsetting positions, on a security by security basis within its derivatives portfolio, thereby offsetting a significant portion of the unrealized appreciation and depreciation. In addition, to reduce its credit risk, AIGFP has entered into credit derivative transactions with respect to $433 million of securities to economically hedge its credit risk.
     The timing and the amount of cash flows relating to Capital Markets’ foreign exchange forwards and exchange traded futures and options contracts are determined by each of the respective contractual agreements.
     Futures and forward contracts are contracts that obligate the holder to sell or purchase foreign currencies, commodities or financial indices in which the seller/purchaser agrees to make/take delivery at a specified future date of a specified instrument, at a specified price or yield. Options are contracts that allow the holder of the option to purchase or sell the underlying commodity, currency or index at a specified price and within, or at, a specified period of time. As a writer of options, AIGFP generally receives an option premium and then manages the risk of any unfavorable change in the value of the underlying commodity, currency or index by entering into offsetting transactions with third-party market participants. Risks arise as a result of movements in current market prices from contracted prices, and the potential inability of the counterparties to meet their obligations under the contracts.
Capital Markets Super Senior Credit Default Swaps
     AIGFP entered into credit default swap transactions with the intention of earning revenue on credit exposure. In the majority of Capital Markets’ credit default swap transactions, AIGFP sold credit protection on a designated portfolio of loans or debt securities. Generally, AIGFP provides such credit protection on a “second loss” basis, meaning that AIGFP would incur credit losses only after a shortfall of principal and/or interest, or other credit events, in respect of the protected loans and debt securities, exceeds a specified threshold amount or level of “first losses.”
      Typically, the credit risk associated with a designated portfolio of loans or debt securities has been tranched into different layers of risk, which are then analyzed and rated by the credit rating agencies. At origination, there is usually an equity layer covering the first credit losses in respect of the portfolio up to a specified percentage of the total portfolio, and then successive layers ranging generally from a BBB-rated layer to one or more AAA-rated layers. A significant majority of AIGFP transactions that were rated by rating agencies had risk layers or tranches rated AAA at origination and are immediately junior to the threshold level above which AIGFP’s payment obligation would generally arise. In transactions that were not rated, AIGFP applied equivalent risk criteria for setting the threshold level for its payment obligations. Therefore, the risk layer assumed by AIGFP

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
with respect to the designated portfolio of loans or debt securities in these transactions is often called the “super senior” risk layer, defined as a layer of credit risk senior to one or more risk layers rated AAA by the credit rating agencies, or if the transaction is not rated, structured to the equivalent thereto.
The following table presents the net notional amount, fair value of derivative (asset) liability and unrealized market valuation gain (loss) of the AIGFP super senior credit default swap portfolio, including credit default swaps written on mezzanine tranches of certain regulatory capital relief transactions, by asset class:

						Unrealized Market
					Valuation Gain (Loss)
			Fair Value of		Three Months		Nine Months
	Net Notional Amount		Derivative (Asset) Liability at		Ended		Ended
	September 30,	December 31,	September 30,	December 31,	September 30,		September 30,
(in millions)	2010(a)	2009(a)	2010(b)(c)	2009(b)(c)	2010(c)	2009(c)	2010(c)	2009(c)

Regulatory Capital:
Corporate loans	$28,592	$55,010	$-	$-	$-	$-	$-	$-
Prime residential mortgages	35,455	93,276	(208)	(137)	45	-	71	-
Other	1,403	1,760	22	21	6	16	(1)	25

Total	65,450	150,046	(186)	(116)	51	16	70	25

Arbitrage:
Multi-sector CDOs(d)	6,929	7,926	3,640	4,418	117	332	516	(761)
Corporate debt/ CLOs(e)	12,512	22,076	308	309	8	566	(82)	1,716

Total	19,441	30,002	3,948	4,727	125	898	434	955

Mezzanine tranches(f)	2,880	3,478	215	143	(24)	45	(72)	163

Total	$87,771	$183,526	$3,977	$4,754	$152	$959	$432	$1,143

(a)	Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)	Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)	Includes credit valuation adjustment gains (losses) of ($34) million and ($85) million in the three-month periods ended September 30, 2010 and 2009, respectively, and credit valuation adjustment gains (losses) of ($124) million and $4 million in the nine-month periods ended September 30, 2010 and 2009, respectively, representing the effect of changes in AIG’s credit spreads on the valuation of the derivatives liabilities.

(d)	During the nine-month period ended September 30, 2010, AIGFP terminated a super senior CDS transaction with its counterparty with a net notional amount of $296 million, included in Multi-sector CDOs. This transaction was terminated at approximately its fair value at the time of the termination. As a result, a $202 million loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. During the nine-month period ended September 30, 2010, AIGFP also paid $60 million to its counterparty with respect to multi-sector CDOs. Upon payment, a $60 million loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. Multi-sector CDOs also includes $5.6 billion and $6.3 billion in net notional amount of credit default swaps written with cash settlement provisions at September 30, 2010 and December 31, 2009, respectively.

(e)	During the nine-month period ended September 30, 2010, AIGFP terminated super senior CDS transactions with its counterparties with a net notional amount of $9.3 billion, included in Corporate debt/CLOs. These transactions were terminated at approximately their fair value at the time of the termination. As a result, an $83 million loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. Corporate debt/CLOs also includes $1.5 billion and $1.4 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs at September 30, 2010 and December 31, 2009, respectively.

(f)	Net of offsetting purchased CDS of $1.4 billion and $1.5 billion in net notional amount at September 30, 2010 and December 31, 2009, respectively.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     All outstanding CDS transactions for regulatory capital purposes and the majority of the arbitrage portfolio have cash-settled structures in respect of a basket of reference obligations, where AIGFP’s payment obligations, other than for posting collateral, may be triggered by payment shortfalls, bankruptcy and certain other events such as write-downs of the value of underlying assets. For the remainder of the CDS transactions in respect of the arbitrage portfolio, AIGFP’s payment obligations are triggered by the occurrence of a credit event under a single reference security, and performance is limited to a single payment by AIGFP in return for physical delivery by the counterparty of the reference security.
     The expected weighted average maturity of AIGFP’s super senior credit derivative portfolios as of September 30, 2010 was 0.4 years for the regulatory capital corporate loan portfolio, 3.5 years for the regulatory capital prime residential mortgage portfolio, 5.0 years for the regulatory capital other portfolio, 6.4 years for the multi-sector CDO arbitrage portfolio and 4.5 years for the corporate debt/CLO portfolio.
Regulatory Capital Portfolio
     The regulatory capital portfolio represents derivatives written for financial institutions in Europe, for the purpose of providing regulatory capital relief rather than for arbitrage purposes. In exchange for a periodic fee, the counterparties receive credit protection with respect to a portfolio of diversified loans they own, thus reducing their minimum capital requirements. These CDS transactions were structured with early termination rights for counterparties allowing them to terminate these transactions at no cost to AIGFP at a certain period of time or upon a regulatory event such as the implementation of Basel II. During the nine-month period ended September 30, 2010, $61.6 billion in net notional amount was terminated or matured at no cost to AIGFP. Through October 29, 2010, AIGFP had also received termination notices for an additional $16.1 billion in net notional amount with effective termination dates in 2010.
     The regulatory capital relief CDS transactions require cash settlement and, other than for collateral posting, AIGFP is required to make a payment in connection with a regulatory capital relief transaction only if realized credit losses in respect of the underlying portfolio exceed AIGFP’s attachment point.
     All of the regulatory capital transactions directly or indirectly reference tranched pools of large numbers of whole loans that were originated by the financial institution (or its affiliates) receiving the credit protection, rather than structured securities containing loans originated by other third parties. In the vast majority of transactions, the loans are intended to be retained by the originating financial institution and in all cases the originating financial institution is the purchaser of the CDS, either directly or through an intermediary.
     The super senior tranches of these CDS transactions continue to be supported by high levels of subordination, which, in most instances, have increased since origination. The weighted average subordination supporting the prime residential mortgage and corporate loan referenced portfolios at September 30, 2010 was 13.16 percent and 15.79 percent, respectively. The highest realized losses to date in any single residential mortgage and corporate loan pool were 2.58 percent and 0.52 percent, respectively. The corporate loan transactions are each comprised of several hundred secured and unsecured loans diversified by industry and, in some instances, by country, and have per-issuer concentration limits. Both types of transactions generally allow some substitution and replenishment of loans, subject to defined constraints, as older loans mature or are prepaid. These replenishment rights generally expire within the first few years of the trade, after which the proceeds of any prepaid or maturing loans are applied first to the super senior tranche (sequentially), thereby increasing the relative level of subordination supporting the balance of AIGFP’s super senior CDS exposure.
     Given the current performance of the underlying portfolios, the level of subordination and AIGFP’s own assessment of the credit quality of the underlying portfolio, as well as the risk mitigants inherent in the transaction structures, AIGFP does not expect that it will be required to make payments pursuant to the contractual terms of those transactions providing regulatory relief. AIGFP’s continues to reassess the expected maturity of this portfolio. As of September 30, 2010, AIGFP estimated that the weighted average expected maturity of the portfolio was 2.18 years. AIGFP has not been required to make any payments as part of terminations initiated by

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
counterparties. The regulatory benefit of these transactions for AIGFP’s financial institution counterparties is generally derived from the terms of Basel I that existed through the end of 2007 and which is in the process of being replaced by Basel II. It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small number of specific instances. However, in 2009, the Basel Committee announced that it had agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame.
Arbitrage Portfolio
     The arbitrage portfolio includes arbitrage-motivated transactions written on multi-sector CDOs or designated pools of investment grade senior unsecured corporate debt or CLOs.
     The outstanding multi-sector CDO portfolio at September 30, 2010 was written on CDO transactions (including synthetic CDOs) that generally held a concentration of RMBS, CMBS and inner CDO securities. At September 30, 2010, approximately $3.3 billion net notional amount (fair value liability of $2.0 billion) of this portfolio was written on super senior multi-sector CDOs that contain some level of sub-prime RMBS collateral, with a concentration in the 2005 and earlier vintages of sub-prime RMBS. AIGFP’s portfolio also included both high grade and mezzanine CDOs.
     The majority of multi-sector CDO CDS transactions require cash settlement and, other than for collateral posting, AIGFP is required to make a payment in connection with such transactions only if realized credit losses in respect of the underlying portfolio exceed AIGFP’s attachment point. In the remainder of the portfolio, AIGFP’s payment obligations are triggered by the occurrence of a credit event under a single reference security, and performance is limited to a single payment by AIGFP in return for physical delivery by the counterparty of the reference security.
     Included in the multi-sector CDO portfolio are 2a-7 Puts. Holders of securities are required, in certain circumstances, to tender their securities to the issuer at par. If an issuer’s remarketing agent is unable to resell the securities so tendered, AIGFP must purchase the securities at par so long as the security has not experienced a payment default or certain bankruptcy events with respect to the issuer of such security have not occurred. At September 30, 2010 and December 31, 2009, there were $385 million and $1.6 billion, respectively, of net notional amount of 2a-7 Puts issued by AIGFP outstanding. During the third quarter of 2010, $423 million of net notional amount of 2a-7 Puts were terminated. AIGFP is not a party to any commitments to issue any additional 2a-7 Puts.
     ML III has agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs with respect to the $138 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to December 31, 2010 and $73 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to April 30, 2011. In addition, there are $174 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may not be exercised on or prior to December 31, 2010, for which ML III has only agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs through December 31, 2010. In exchange, AIGFP has agreed to pay to ML III the consideration that it receives for providing the put protection. Additionally, ML III has agreed that if it sells any such multi-sector CDO with a 2a-7 Put to a third-party purchaser, such sale will be conditioned upon, among other things, such third-party purchaser agreeing that until the legal final maturity date of such multi-sector CDO it will not exercise its put option on such multi-sector CDO or it will make a corresponding par purchase of such multi-sector CDO simultaneously with the exercise of its put option. In

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
exchange for such commitment from the third-party purchaser, AIGFP will agree to pay to such third-party purchaser the consideration that it receives for providing the put protection.
     ML III has agreed to assist AIGFP in efforts to mitigate or eliminate AIGFP’s obligations under such 2a-7 Puts relating to multi-sector CDOs held by ML III prior to the expiration of ML III’s obligations with respect to such multi-sector CDOs. During the nine-month period ended September 30, 2010, AIGFP was successful, with the cooperation of ML III, in eliminating AIGFP’s obligations under such 2a-7 Puts in respect of ML III’s holdings of 2a-7 Puts securities with put dates during the period, with the exception of one transaction with a net notional amount of approximately $138 million for which no such elimination is permitted by the terms of the transaction agreement. To the extent that ML III has not sold such multi-sector CDO to a third party who has committed not to exercise its put option on such multi-sector CDO or to make a corresponding par purchase of such multi-sector CDO simultaneously with the exercise of its put option then, upon the expiration of ML III’s aforementioned obligations with respect to such multi-sector CDO, AIGFP will be obligated under the related 2a-7 Put to purchase such multi-sector CDO at par in the circumstances and subject to the limited conditions contained in the applicable agreements.
     The corporate arbitrage portfolio consists principally of CDS transactions written on portfolios of senior unsecured corporate obligations that were generally rated investment grade at inception of the CDS. These CDS transactions require cash settlement. Also, included in this portfolio are CDS transactions with a net notional amount of $1.5 billion written on the senior part of the capital structure of CLOs, which require physical settlement.
     Certain of the super senior credit default swaps provide the counterparties with an additional termination right if AIG’s rating level falls to BBB or Baa2. At that level, counterparties to the CDS transactions with a net notional amount of $6.1 billion at September 30, 2010 have the right to terminate the transactions early. If counterparties exercise this right, the contracts provide for the counterparties to be compensated for the cost to replace the transactions, or an amount reasonably determined in good faith to estimate the losses the counterparties would incur as a result of the termination of the transactions.
     Due to long-term maturities of the CDS in the arbitrage portfolio, AIG is unable to make reasonable estimates of the periods during which any payments would be made. However, the net notional amount represents the maximum exposure to loss on the super senior credit default swap portfolio.
Collateral
     Most of AIGFP’s super senior credit default swaps are subject to collateral posting provisions, which typically are governed by International Swaps and Derivatives Association, Inc. (ISDA) Master Agreements (Master Agreements) and related Credit Support Annexes (CSA). These provisions differ among counterparties and asset classes. AIGFP has received collateral calls from counterparties in respect of certain super senior credit default swaps, of which a large majority relate to multi-sector CDOs. To a lesser extent, AIGFP has also received collateral calls in respect of certain super senior credit default swaps entered into by counterparties for regulatory capital relief purposes and in respect of corporate arbitrage.
     The amount of future collateral posting requirements is a function of AIG’s credit ratings, the rating of the reference obligations and the market value of the relevant reference obligations, with the latter being the most significant factor. While a high level of correlation exists between the amount of collateral posted and the valuation of these contracts in respect of the arbitrage portfolio, a similar relationship does not exist with respect to the regulatory capital portfolio given the nature of how the amount of collateral for these transactions is determined. Given the severe market disruption, lack of observable data and the uncertainty of future market price movements, AIGFP is unable to reasonably estimate the amounts of collateral that it may be required to post in the future.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     At September 30, 2010 and December 31, 2009, the amounts of collateral postings with respect to AIGFP’s super senior credit default swap portfolio (prior to offsets for other transactions) were $3.9 billion and $4.6 billion, respectively.
AIGFP Written Single Name Credit Default Swaps
     AIGFP has also entered into credit default swap contracts referencing single-name exposures written on corporate, index, and asset-backed credits, with the intention of earning spread income on credit exposure. Some of these transactions were entered into as part of a long short strategy allowing AIGFP to earn the net spread between CDS it wrote and ones they purchased. At September 30, 2010, the net notional amount of these written CDS contracts was $1.7 billion. AIGFP has hedged these exposures by purchasing offsetting CDS contracts of $260 million in net notional amount. The net unhedged position of approximately $1.4 billion represents the maximum exposure to loss on these CDS contracts. The average maturity of the written CDS contracts is 6.71 years. At September 30, 2010, the fair value of derivative liability (which represents the carrying value) of the portfolio of CDS was $164 million.
     Upon a triggering event (e.g., a default) with respect to the underlying credit, AIGFP would normally have the option to settle the position through an auction process (cash settlement) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit obligor (physical settlement).
     AIGFP wrote these written CDS contracts under Master Agreements. The majority of these Master Agreements include CSA, which provide for collateral postings at various ratings and threshold levels. At September 30, 2010, AIGFP had posted $175 million of collateral under these contracts.
All Other Derivatives
     AIG’s non-Capital Markets businesses also use derivatives and other instruments as part of their financial risk management programs. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with investments in fixed income securities, outstanding medium- and long-term notes, and other interest rate sensitive assets and liabilities. In addition, foreign exchange derivatives (principally foreign exchange forwards and options) are used to economically mitigate risk associated with non-U.S. dollar denominated debt, net capital exposures and foreign exchange transactions. The derivatives are effective economic hedges of the exposures they are meant to offset.
     In addition to hedging activities, AIG also uses derivative instruments with respect to investment operations, which include, among other things, credit default swaps, and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.
Matched Investment Program Written Credit Default Swaps
     AIG’s MIP operations, which are reported in AIG’s Other operations category as part of Asset Management —Direct Investment business, are currently in run-off. Through the MIP, AIG has entered into CDS contracts as a writer of protection, with the intention of earning spread income on credit exposure in an unfunded form. The portfolio of CDS contracts were single-name exposures and, at inception, were predominantly high grade corporate credits.
     These contracts were written through AIG Markets, which then transacted directly with unaffiliated third parties under ISDA agreements. As of September 30, 2010, the notional amount of written CDS contracts was $3.9 billion with an average credit rating of BBB+. At that date, the average maturity of the written CDS contracts was 1.7 years and the fair value of the derivative liability (which represents the carrying value) of the MIP’s written CDS was $53 million.
     The majority of the ISDA agreements include CSA provisions, which provide for collateral postings at various ratings and threshold levels. At September 30, 2010, $21 million of collateral was posted for CDS contracts related

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
to the MIP. The notional amount represents the maximum exposure to loss on the written CDS contracts. However, due to the average investment grade rating and expected default recovery rates, actual losses are expected to be less.
     Upon a triggering event (e.g., a default) with respect to the underlying credit, AIG Markets would normally have the option to settle the position on behalf of the MIP through an auction process (cash settlement) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit (physical settlement).
Credit Risk-Related Contingent Features
     AIG transacts in derivative transactions directly with unaffiliated third parties under ISDA agreements. Many of the ISDA agreements also include CSA provisions, which provide for collateral postings at various ratings and threshold levels. In addition, AIG attempts to reduce credit risk with certain counterparties by entering into agreements that enable collateral to be obtained from a counterparty on an upfront or contingent basis.
     The aggregate fair value of AIG’s derivative instruments, including those of AIGFP, that contain credit risk-related contingent features that were in a net liability position at September 30, 2010 was approximately $6.8 billion. The aggregate fair value of assets posted as collateral under these contracts at September 30, 2010 was $6.5 billion.
     It is estimated that at September 30, 2010, based on AIG’s outstanding financial derivative transactions, including those of AIGFP at that date, a one-notch downgrade of AIG’s long-term senior debt ratings to Baa1 by Moody’s Investors Service (Moody’s) and BBB+ by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (S&P), would permit counterparties to make additional collateral calls and permit the counterparties to elect early termination of contracts, resulting in up to approximately $1.2 billion of corresponding collateral postings and termination payments; a two-notch downgrade to Baa2 by Moody’s and BBB by S&P would result in approximately $1.2 billion in additional collateral postings and termination payments above the one-notch downgrade amount; and a three-notch downgrade to Baa3 by Moody’s and BBB- by S&P would result in approximately $0.2 billion in additional collateral postings and termination payments above the two-notch downgrade amount. Additional collateral postings upon downgrade are estimated based on the factors in the individual collateral posting provisions of the CSA with each counterparty and current exposure as of September 30, 2010. Factors considered in estimating the termination payments upon downgrade include current market conditions, the complexity of the derivative transactions, historical termination experience and other observable market events such as bankruptcy and downgrade events that have occurred at other companies. Management’s estimates are also based on the assumption that counterparties will terminate based on their net exposure to AIG. The actual termination payments could significantly differ from management’s estimates given market conditions at the time of downgrade and the level of uncertainty in estimating both the number of counterparties who may elect to exercise their right to terminate and the payment that may be triggered in connection with any such exercise.
Hybrid Securities with Embedded Credit Derivatives
     AIG has certain investments in synthetic structured securities, including certain RMBS, CMBS, CDOs and other ABS, that contain embedded written credit derivatives. These hybrid securities expose AIG to risks similar to the risks in other RMBS, CMBS, CDOs and ABS, but such risk is derived from credit default swaps or similar derivative instruments rather than from direct interests in mortgages and other debt instruments. As with other investments in RMBS, CMBS, CDOs and other ABS, AIG invested in these hybrid securities with the intent of generating income, and not specifically to acquire exposure to embedded derivative risk. The original cash investment made by AIG was used by the entity that issued the hybrid security to invest in eligible investments that are generally highly rated and serve as collateral for the credit default swap or similar derivative instrument written by the issuing entity. Similar to AIG’s other investments in RMBS, CMBS, CDOs and ABS, AIG’s

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
investments in the hybrid securities with embedded written credit derivatives are exposed to losses only up to the amount of AIG’s initial investment in the hybrid security, as losses on the credit default swap or other derivative instrument will be paid by via the collateral held by the entity that issues the hybrid security. Losses on the embedded credit default swaps may be triggered by events such as bankruptcy, failure to pay or restructuring associated with the obligations referenced by the derivative, and these losses in turn result in the reduction of the principal amount to be repaid to AIG and other investors in the hybrid securities. Other than AIG’s initial investment in the hybrid securities, AIG has no further obligation to make payments on the embedded credit derivatives in the related hybrid securities.
     Effective July 1, 2010, AIG elected to account for its investments in these hybrid securities with embedded written credit derivatives at fair value, with changes in fair value recognized in earnings. Through June 30, 2010, these hybrid securities had been accounted for as available for sale securities, and had been subject to other than temporary impairment accounting as applicable.
     AIG’s investments in hybrid securities, such as RMBS, CMBS, CDOs and other ABS, that contain embedded written credit derivatives, which are accounted for at fair value, are reported as Bond trading securities on the Consolidated Balance Sheet. The fair value of these hybrid securities was $142 million at September 30, 2010. These securities have a current par amount of $630 million and have remaining stated maturity dates that extend to 2056.
9. Commitments, Contingencies and Guarantees
     In the normal course of business, various commitments and contingent liabilities are entered into by AIG and certain of its subsidiaries. In addition, AIG guarantees various obligations of certain subsidiaries.
     Although AIG cannot currently quantify its ultimate liability for unresolved litigation and investigation matters including those referred to below, it is possible that such liability could have a material adverse effect on AIG’s consolidated financial condition or its consolidated results of operations or consolidated cash flows for an individual reporting period.
(a) Litigation and Regulatory Matters
     Overview. AIG and its subsidiaries, in common with the insurance and financial services industries in general, are subject to litigation, including claims for punitive damages, in the normal course of their business. In AIG’s insurance operations (including United Guaranty Corporation (UGC)), litigation arising from claims settlement activities is generally considered in the establishment of AIG’s liability for unpaid claims and claims adjustment expense. However, the potential for increasing jury awards and settlements makes it difficult to assess the ultimate outcome of such litigation. AIG is also subject to derivative, class action and other claims asserted by its shareholders and others alleging, among other things, breach of fiduciary duties by its directors and officers and violations of federal and state securities laws.
     Various federal, state and foreign regulatory and governmental agencies have been reviewing certain public disclosures, transactions and practices of AIG and its subsidiaries in connection with, among other matters, AIG’s liquidity concerns, payments by AIG subsidiaries to non-U.S. persons and industry-wide and other inquiries including matters relating to compensation paid to employees and payments made to AIGFP counterparties. These reviews included investigations by the U.S. Securities and Exchange Commission (SEC) with respect to the valuation of AIGFP’s multi-sector CDO super senior credit default swap portfolio under fair value accounting rules, and the adequacy of AIG’s enterprise risk management processes with respect to AIG’s exposure to the U.S. residential mortgage market, and disclosures relating thereto. There was also an investigation by the U.K. Serious Fraud Office (SFO) and an inquiry by the U.K. Financial Services Authority (FSA) with respect to the U.K. operations of AIGFP. On May 21, 2010, the U.S. Department of Justice (DOJ) informed AIG that it had determined not to initiate any criminal proceedings against AIG, AIGFP or any of its current or former employees. On June 3, 2010, the SFO informed AIG that it had terminated its investigation without initiating any

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
criminal or civil proceedings. On June 16, 2010, the SEC informed AIG that it had concluded its investigation and determined not to bring civil charges against AIG or any of its current or former employees. On June 30, 2010, the FSA informed AIG that it had terminated its investigation without any enforcement action. AIG has cooperated, and will continue to cooperate, in producing documents and other information in response to subpoenas and other requests.
     Although the specific SEC investigations discussed above have been resolved, AIG cannot predict whether Wells notices will be sent to employees or former employees with respect to any other investigation. Under SEC procedures, a Wells notice is an indication that the SEC staff has made a preliminary decision to recommend enforcement action that provides recipients with an opportunity to respond to the SEC staff before a formal recommendation is finalized.
AIG’s Subprime Exposure, Capital Markets Credit Default Swap Portfolio and Related Matters
     AIG, AIGFP and certain directors and officers of AIG, AIGFP and other AIG subsidiaries have been named in various actions relating to AIG’s exposure to the U.S. residential subprime mortgage market, unrealized market valuation losses on AIGFP’s super senior credit default swap portfolio, losses and liquidity constraints relating to AIG’s securities lending program and related disclosure and other matters (Subprime Exposure Issues).
     Consolidated 2008 Securities Litigation. Between May 21, 2008 and January 15, 2009, eight purported securities class action complaints were filed against AIG and certain directors and officers of AIG and AIGFP, AIG’s outside auditors, and the underwriters of various securities offerings in the United States District Court for the Southern District of New York (the Southern District of New York), alleging claims under the Securities Exchange Act of 1934 (the Exchange Act) or claims under the Securities Act of 1933 (the Securities Act). On March 20, 2009, the Court consolidated all eight of the purported securities class actions as In re American International Group, Inc. 2008 Securities Litigation (the Consolidated 2008 Securities Litigation).
     On May 19, 2009, lead plaintiff in the Consolidated 2008 Securities Litigation filed a consolidated complaint on behalf of purchasers of AIG stock during the alleged class period of March 16, 2006 through September 16, 2008, and on behalf of purchasers of various AIG securities offered pursuant to AIG’s shelf registration statements. The consolidated complaint alleges that defendants made statements during the class period in press releases, AIG’s quarterly and year-end filings, during conference calls, and in various registration statements and prospectuses in connection with the various offerings that were materially false and misleading and that artificially inflated the price of AIG’s stock. The alleged false and misleading statements relate to, among other things, the Subprime Exposure Issues. The consolidated complaint alleges violations of Sections 10(b) and 20(a) of the Exchange Act and Sections 11, 12(a)(2), and 15 of the Securities Act. On August 5, 2009, defendants filed motions to dismiss the consolidated complaint, and on September 27, 2010 the Court denied the motions to dismiss.
     ERISA Actions — Southern District of New York. Between June 25, 2008, and November 25, 2008, AIG, certain directors and officers of AIG, and members of AIG’s Retirement Board and Investment Committee were named as defendants in eight purported class action complaints asserting claims on behalf of participants in certain pension plans sponsored by AIG or its subsidiaries. On March 19, 2009, the Court consolidated these eight actions as In re American International Group, Inc. ERISA Litigation II. On June 26, 2009, lead plaintiffs’ counsel filed a consolidated amended complaint. The action purports to be brought as a class action under the Employee Retirement Income Security Act of 1974, as amended (ERISA) on behalf of all participants in or beneficiaries of certain benefit plans of AIG and its subsidiaries that offered shares of AIG’s common stock. In the consolidated amended complaint, plaintiffs allege, among other things, that the defendants breached their fiduciary responsibilities to plan participants and their beneficiaries under ERISA, by continuing to offer the AIG Stock Fund as an investment option in the plans after it allegedly became imprudent to do so. The alleged ERISA violations relate to, among other things, the defendants’ purported failure to monitor and/or disclose certain matters, including the Subprime Exposure Issues. On September 18, 2009, defendants filed motions to dismiss the consolidated amended complaint, and those motions are pending.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     Consolidated 2007 Derivative Litigation. On November 20, 2007 and August 6, 2008, purported shareholder derivative actions were filed in the Southern District of New York naming as defendants directors and officers of AIG and its subsidiaries and asserting claims on behalf of nominal defendant AIG. The actions have been consolidated as In re American International Group, Inc. 2007 Derivative Litigation (the Consolidated 2007 Derivative Litigation). On June 3, 2009, lead plaintiff filed a consolidated amended complaint naming additional directors and officers of AIG and its subsidiaries as defendants. As amended, the factual allegations include the Subprime Exposure Issues and AIG and AIGFP employee retention payments and related compensation issues. The claims asserted on behalf of nominal defendant AIG include breach of fiduciary duty, waste of corporate assets, unjust enrichment, contribution and violations of Sections 10(b) and 20(a) of the Exchange Act. On August 5 and 26, 2009, AIG and defendants filed motions to dismiss the consolidated amended complaint. On December 18, 2009, a separate action, previously commenced in the Central District of California and transferred to the Southern District of New York on June 5, 2009, was consolidated into the Consolidated 2007 Derivative Litigation and dismissed without prejudice to the pursuit of the claims in the Consolidated 2007 Derivative Litigation.
     On March 30, 2010, the Court dismissed the action due to plaintiff’s failure to make a pre-suit demand on AIG’s Board of Directors. On March 31, 2010, judgment was entered. On April 29, 2010, plaintiff filed a notice of appeal to the United States Court of Appeals for the Second Circuit.
     Other Derivative Actions. Separate purported derivative actions, alleging similar claims as the Consolidated 2007 Derivative Litigation, have been brought asserting claims on behalf of the nominal defendant AIG in various jurisdictions. These actions are all stayed pending further proceedings in the Consolidated 2007 Derivative Litigation (except the Supreme Court of New York, New York County case, but no defendant has been served in that case). These actions are described below:
•	Supreme Court of New York, Nassau County. On February 29, 2008, a purported shareholder derivative complaint was filed in the Supreme Court of Nassau County, naming as defendants certain directors and officers of AIG and its subsidiaries.

•	Supreme Court of New York, New York County. On March 20, 2009, a purported shareholder derivative complaint was filed in the Supreme Court of New York County naming as defendants certain directors and officers of AIG and recipients of AIGFP retention payments. The complaint has not been served on any defendant.

•	Delaware Court of Chancery. On September 17, 2008, a purported shareholder derivative complaint was filed in the Delaware Court of Chancery, naming as defendants certain directors and officers of AIG and its subsidiaries.

•	Delaware Court of Chancery. On January 15, 2009, a purported shareholder derivative complaint was filed in the Delaware Court of Chancery, naming as defendants certain directors of AIG and Joseph Cassano, the former Chief Executive Officer of AIGFP.

•	Superior Court for the State of California, Los Angeles County. On April 1, 2009, a purported shareholder derivative complaint was filed in the Superior Court for the State of California, Los Angeles County, naming as defendants certain directors and officers of AIG. On September 30, 2009, the plaintiff in this action moved to intervene in the Consolidated 2007 Derivative Litigation. On December 23, 2009, the Court in the Consolidated 2007 Derivative Litigation denied that motion.

•	Superior Court for the State of California, Los Angeles County. On November 20, 2009, a purported shareholder derivative complaint was filed in the Superior Court for the State of California, Los Angeles County, naming as defendants certain former and present directors and officers of AIG and its subsidiaries.
     Canadian Securities Class Action — Ontario Superior Court of Justice. On November 12, 2008, an application was filed in the Ontario Superior Court of Justice for leave to bring a purported class action against AIG, AIGFP,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
certain directors and officers of AIG and Joseph Cassano, the former Chief Executive Officer of AIGFP, pursuant to the Ontario Securities Act. If the Court grants the application, a class plaintiff will be permitted to file a statement of claim against defendants. The proposed statement of claim would assert a class period of November 10, 2006 through September 16, 2008 (later amended to March 16, 2006 through September 16, 2008) and would allege that during this period defendants made false and misleading statements and omissions in quarterly and annual reports and during oral presentations in violation of the Ontario Securities Act. On April 17, 2009, defendants filed a motion record in support of their motion to stay or dismiss for lack of jurisdiction and forum non conveniens. On July 12, 2010, the Court adjourned a hearing on the motion pending a decision by the Supreme Court of Canada in another action with respect to similar issues raised in the action pending against AIG.
Other Litigation Related to AIGFP
     On September 30, 2009, Brookfield Asset Management, Inc. and Brysons International, Ltd. (together, Brookfield) filed a complaint against AIG and AIGFP in the Southern District of New York. Brookfield seeks a declaration that a 1990 interest rate swap agreement between Brookfield and AIGFP (guaranteed by AIG) terminated upon the occurrence of certain alleged events that Brookfield contends constituted defaults under the swap agreement’s standard “bankruptcy” default provision. Brookfield claims that it is excused from all future payment obligations under the swap agreement on the basis of the purported termination. At September 30, 2010, the estimated present value of expected future cash flows discounted at LIBOR was $1.4 billion. It is AIG’s position that no termination event has occurred and that the swap agreement remains in effect.
     A determination that AIG triggered a “bankruptcy event of default” under the swap agreement could, depending on the Court’s precise holding, affect other AIG or AIGFP agreements that contain the same or similar default provisions. Such a determination could also affect derivative agreements or other contracts between third parties, such as credit default swaps under which AIG is a reference credit, which could affect the trading price of AIG securities. On December 17, 2009 defendants filed a motion to dismiss. On September 28, 2010, the Court issued a decision granting defendants’ motion in part and denying it in part, holding that the complaint: (i) failed to allege that an event of default had occurred based upon defendants’ failure to pay or inability to pay debts as they became due; but, (ii) sufficiently alleged that an event of default had occurred based upon other sections of the swap agreement’s “bankruptcy” default provision.
Securities Lending Dispute with Transatlantic Holdings Inc.
     On May 24, 2010, Transatlantic Holdings, Inc. (Transatlantic) and two of its subsidiaries, Transatlantic Reinsurance Company and Trans Re Zurich Reinsurance Company Ltd. (collectively, Claimants), commenced an arbitration proceeding before the American Arbitration Association in New York against AIG and two of its subsidiaries. Claimants allege breach of contract, breach of fiduciary duty, and common law fraud in connection with certain securities lending agency agreements between AIG’s subsidiaries and Claimants. Claimants allege that AIG and its subsidiaries should be liable for the losses that Claimants purport to have suffered in connection with securities lending and investment activities, and seek damages in excess of $350 million. It is AIG’s position that there was no breach of the operative agreements, and that Claimants’ other allegations including purported breach of fiduciary duty and fraud are not meritorious.
     On June 29, 2010, AIG brought a petition in the Supreme Court of the State of New York, seeking to enjoin the arbitration on the ground that AIG is not a party to the securities lending agency agreements with Claimants. On July 29, 2010, the parties agreed to resolve that petition by consolidating the arbitration commenced by Claimants with a separate arbitration, commenced by AIG on June 29, 2010, in which AIG is seeking damages from Transatlantic for breach of a Master Separation Agreement among Transatlantic, AIG and one of its subsidiary companies.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
ALICO Life International Limited’s Italian Internal Fund Suspensions
     Certain policyholders of certain unit-linked funds offered by the Italian branch of ALICO Life International Limited (ALIL), the Irish subsidiary of ALICO, have either commenced or threatened litigation against ALIL’s Italian branch as a result of the suspension of withdrawals from and diminution in value of those funds since late 2008, alleging damages for misrepresentation, mis-selling, improper or inadequate disclosures and other related claims against ALIL.
     Most of the lawsuits are in early stages of litigation. In March 2010, ALIL learned that the public prosecutor in Milan had opened a formal investigation into the actions of employees and former employees of ALIL, as well as employees of ALIL’s major distributor, based on a policyholder’s complaint.
     ALIL is cooperating with the Italian and Irish regulatory authorities, which have jurisdiction in connection with this matter, and is in discussions to address their concerns as well as those of the affected policyholders.
     Under the terms of the ALICO Stock Purchase Agreement, pursuant to which MetLife has acquired ALICO as of November 1, 2010, AIG has agreed to indemnify MetLife and its affiliates in respect of any third party claims and regulatory fines associated with ALIL’s suspended funds.
Settlement Agreement with the Starr Parties
     On November 25, 2009, a settlement agreement and memorandum of understanding (the AIG/Greenberg MOU) was entered into by AIG, on the one hand, and AIG’s former Chief Executive Officer, Maurice R. Greenberg, AIG’s former Chief Financial Officer, Howard I. Smith, C.V. Starr & Company, Inc. (C.V. Starr) and Starr International Company, Inc. (SICO), on the other hand (the Starr Parties). Under the terms of the AIG/ Greenberg MOU, the parties have agreed to release each other from all claims, including any claims by Greenberg and Smith against AIG for indemnification of future legal fees and expenses or settlement costs.
     In addition, pursuant to the AIG/Greenberg MOU:
•	SICO agreed to undertake to dismiss with prejudice an action it brought against AIG in the Tribuna del Circuito Civil, Panama City, Panama. On February 10, 2010, the parties filed a joint request to dismiss the case. On March 2, 2010, the Court posted its approval of the dismissal of claims and the action was terminated.

•	AIG agreed to undertake to dismiss with prejudice its direct claims against Greenberg and Smith in the Delaware 2004/2005 Derivative Litigation. On February 5, 2010, AIG, Greenberg and Smith submitted a stipulation to the Court dismissing AIG’s direct claims against Greenberg and Smith.
     The Starr Parties have taken the position that the AIG/Greenberg MOU also releases certain of the derivative claims being pursued by the shareholder plaintiffs in the Delaware 2004/2005 Derivative Litigation and the New York 2004/2005 Derivative Litigation. AIG has taken the opposite position. The Delaware 2004/2005 Derivative Litigation and the New York 2004/2005 Derivative Litigation are described below under “Litigation Related to the Matters Underlying the 2006 Regulatory Settlements.”
2006 Regulatory Settlements and Related Regulatory Matters
     2006 Regulatory Settlements. In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers’ compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. Amounts held in escrow totaling approximately $338 million, including interest thereon, are included in Other assets at September 30, 2010. At that date, all of the funds were escrowed for settlement of claims resulting from the underpayment by AIG of its residual market assessments for workers’ compensation.
     In addition to the escrowed funds, $800 million was deposited into, and subsequently disbursed by, a fund under the supervision of the SEC, to resolve claims asserted against AIG by investors, including the securities class action and shareholder lawsuits described below.
     Also, as part of the settlements, AIG agreed to retain, for a period of three years, an independent consultant to conduct a review that included, among other things, the adequacy of AIG’s internal control over financial reporting, the policies, procedures and effectiveness of AIG’s regulatory, compliance and legal functions and the remediation plan that AIG implemented as a result of its own internal review.
     Other Regulatory Settlements. AIG’s 2006 regulatory settlements with the SEC, DOJ, NYAG and DOI did not resolve investigations by regulators from other states into insurance brokerage practices. AIG entered into agreements effective in early 2008 with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia; the Commonwealths of Massachusetts and Pennsylvania; and the District of Columbia; as well as the Florida Department of Financial Services and the Florida Office of Insurance Regulation, relating to their respective industry-wide investigations into producer compensation and insurance placement practices. The settlements called for total payments of $26 million by AIG, of which $4.4 million was paid under previous settlement agreements. During the term of the settlement agreements, which run through early 2018, AIG will continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. AIG will also continue to cooperate with the industry-wide investigations. On April 7, 2010, it was announced that AIG and the Ohio Attorney General entered into a settlement agreement to resolve the Ohio Attorney General’s claim concerning producer compensation and insurance placement practices. AIG paid the Ohio Attorney General $9 million as part of that settlement.
     NAIC Examination of Workers’ Compensation Premium Reporting. During 2006, the Settlement Review Working Group of the National Association of Insurance Commissioners (NAIC), under the direction of the States of Indiana, Minnesota and Rhode Island, began an investigation into AIG’s reporting of workers’ compensation premiums. In late 2007, the Settlement Review Working Group recommended that a multi-state targeted market conduct examination focusing on workers’ compensation insurance be commenced under the direction of the NAIC’s Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania, and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG’s writing and reporting of workers’ compensation insurance prior to 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business.
Litigation Related to the Matters Underlying the 2006 Regulatory Settlements
     AIG and certain present and former directors and officers of AIG have been named in various actions related to the matters underlying the 2006 Regulatory Settlements. These actions are described below.
     The Consolidated 2004 Securities Litigation. Beginning in October 2004, a number of putative securities fraud class action suits were filed in the Southern District of New York against AIG and consolidated as In re American International Group, Inc. Securities Litigation (the Consolidated 2004 Securities Litigation). Subsequently, a separate, though similar, securities fraud action was also brought against AIG by certain Florida pension funds. The lead plaintiff in the Consolidated 2004 Securities Litigation is a group of public retirement systems and pension funds benefiting Ohio state employees, suing on behalf of themselves and all purchasers of AIG’s publicly

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
traded securities between October 28, 1999 and April 1, 2005. The named defendants are AIG and a number of present and former AIG officers and directors, as well as Starr, SICO, General Reinsurance Corporation (General Re), and PricewaterhouseCoopers LLP (PwC), among others. The lead plaintiff alleges, among other things, that AIG: (1) concealed that it engaged in anti-competitive conduct through alleged payment of contingent commissions to brokers and participation in illegal bid-rigging; (2) concealed that it used “income smoothing” products and other techniques to inflate its earnings; (3) concealed that it marketed and sold “income smoothing” insurance products to other companies; and (4) misled investors about the scope of government investigations. In addition, the lead plaintiff alleges that Greenberg manipulated AIG’s stock price. The lead plaintiff asserts claims for violations of Sections 11 and 15 of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder, and Sections 20(a) and Section 20A of the Exchange Act.
     In October 2009, the lead plaintiff advised the Court that it had entered into a settlement agreement with Greenberg, Smith, Christian M. Milton, Michael J. Castelli, SICO and Starr. At the lead plaintiff’s request, the Court has entered an order dismissing all of the lead plaintiff’s claims against these defendants “without prejudice” to any party. The lead plaintiff has also voluntarily dismissed Frank Hoenemeyer, L. Michael Murphy, and Richmond Insurance Company, Ltd.
     On February 22, 2010, the Court issued an opinion granting, in part, lead plaintiffs’ motion for class certification. The Court rejected lead plaintiffs’ request to include in the class purchasers of certain AIG bonds and declined to certify a class with respect to certain counts of the complaint and dismissed those claims for lack of standing. With respect to the remaining claims under the Exchange Act on behalf of putative class members who had purchased AIG Common Stock, the Court declined to certify a class as to certain defendants other than AIG and rejected lead plaintiffs’ claims that class members could establish injury based on disclosures on two of the six dates lead plaintiffs had proposed, but certified a class consisting of all shareholders who purchased or otherwise acquired AIG Common Stock during the class period of October 28, 1999 to April 1, 2005, and who possessed that stock over one or more of the dates October 14, 2004, October 15, 2004, March 17, 2005 or April 1, 2005, as well as persons who held AIG Common Stock in two companies at the time they were acquired by AIG in exchange for AIG Common Stock, and were allegedly damaged thereby. In light of the class certification decision, on March 5, 2010, the Court denied as moot General Re’s and lead plaintiffs’ motion to certify their proposed settlement, and on March 18, 2010, PwC withdrew its motion to approve its proposed settlement with lead plaintiffs. Lead plaintiffs and AIG each filed petitions requesting permission to file an interlocutory appeal of the class certification decision. AIG, General Re, Richard Napier and Ronald Ferguson each filed opposition briefs to lead plaintiffs’ petition.
     On May 17, 2010, PwC and lead plaintiffs jointly moved for final approval of their settlement as proposed prior to class certification. On September 15, 2010, the Court scheduled a hearing for November 30, 2010 to determine whether the settlement between PwC and lead plaintiffs is fair, reasonable and adequate. On June 23, 2010, General Re and lead plaintiffs jointly moved for preliminary approval of their settlement. On September 10, 2010, the Court issued an opinion denying the motion for preliminary approval and, on September 23, 2010, the Court dismissed the lead plaintiffs’ causes of action with respect to General Re.
     On June 28, 2010, the U.S. Court of Appeals for the Second Circuit granted AIG’s petition seeking permission to file an interlocutory appeal of the class certification decision, and denied the petition by lead plaintiffs. On September 1, 2010, AIG and lead plaintiffs entered into a stipulation to withdraw AIG’s interlocutory appeal without prejudice to reinstate the appeal in the future, which has been endorsed by the U.S. Court of Appeals for the Second Circuit.
     On July 14, 2010, AIG approved the terms of a settlement (the Settlement) with lead plaintiffs. The Settlement is conditioned on, among other things, court approval and a minimum level of shareholder participation. Under the terms of the Settlement, if consummated, AIG will pay an aggregate of $725 million, $175 million of which is to be paid into escrow within ten days of preliminary court approval. AIG’s obligation to fund the remainder of the settlement amount is conditioned on its having consummated one or more common stock offerings raising net

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
proceeds of at least $550 million prior to final court approval (Qualified Offering). AIG has agreed to use best efforts, consistent with the fiduciary duties of AIG’s management and Board of Directors, to effect a Qualified Offering, but the decision as to whether market conditions or pending or contemplated corporate transactions make it commercially reasonable to proceed with such an offering will be within AIG’s unilateral discretion. In the event that AIG effects a registered secondary offering of common stock on behalf of the Department of the Treasury resulting in the Department of the Treasury receiving proceeds of at least $550 million, then market access will be deemed to have been demonstrated and AIG shall be deemed to have consummated a Qualified Offering. AIG, in its sole discretion, also may fund the $550 million from other sources. If AIG does not fund the $550 million before final court approval of the Settlement, lead plaintiffs may terminate the agreement, elect to acquire freely transferable shares of AIG Common Stock with a market value of $550 million provided AIG is able to obtain all necessary approvals, or extend the period for AIG to complete a Qualified Offering.
     On July 20, 2010, at the joint request of AIG and lead plaintiffs, the District Court entered an order staying all deadlines in the case.
     The New York 2004/2005 Derivative Litigation. Between October 25, 2004 and July 14, 2005, seven separate derivative actions were filed in the Southern District of New York, five of which were consolidated into a single action (the New York 2004/2005 Derivative Litigation). The complaint in this action contains nearly the same types of allegations made in the Consolidated 2004 Securities Litigation. The named defendants include current and former officers and directors of AIG, as well as Marsh & McLennan Companies, Inc. (Marsh), SICO, Starr, ACE Limited and subsidiaries (Ace), General Re, PwC, and certain employees or officers of these entity defendants. Plaintiffs assert claims for breach of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment, insider selling, auditor breach of contract, auditor professional negligence and disgorgement from Greenberg and Smith of incentive-based compensation and AIG share proceeds under Section 304 of the Sarbanes-Oxley Act, among others. Plaintiffs seek, among other things, compensatory damages, corporate governance reforms, and a voiding of the election of certain AIG directors. AIG’s Board of Directors has appointed a special committee of independent directors (Special Committee) to review the matters asserted in the operative consolidated derivative complaint. The Court has entered an order staying this action pending resolution of the Delaware 2004/2005 Derivative Litigation discussed below. The Court also has entered an order that termination of certain named defendants from the Delaware action applies to this action without further order of the Court. On February 26, 2009, the Court dismissed those AIG officer and director defendants against whom the shareholder plaintiffs in the Delaware action had not pursued claims.
     Under the AIG/Greenberg MOU, AIG agreed to undertake to dismiss with prejudice its claims against Greenberg and Smith in the New York 2004/2005 Derivative Litigation. The Starr Parties have taken the position that the AIG/Greenberg MOU also releases the derivative claims being pursued by the shareholder plaintiffs in this litigation. AIG has taken the opposite position.
     On August 25, 2010, AIG entered into a settlement agreement with the other parties to the derivative litigations which was submitted by plaintiffs to the Delaware Court of Chancery on August 26, 2010. The settlement is conditioned on a separate agreement with AIG’s directors and officers liability (D&O) insurers, under which the insurers would pay $150 million, $90 million of which would fund the settlement of the derivative claims and which, after the deduction of expenses and plaintiffs’ counsel’s attorneys’ fees, would be paid to AIG. The remaining $60 million would be used to cover attorneys’ fees and expenses incurred by Maurice Greenberg and Howard Smith.
     The Delaware 2004/2005 Derivative Litigation. From October 2004 to April 2005, AIG shareholders filed five derivative complaints in the Delaware Chancery Court. All of these derivative lawsuits were consolidated into a single action as In re American International Group, Inc. Consolidated Derivative Litigation (the Delaware 2004/2005 Derivative Litigation). The amended consolidated complaint named 43 defendants (not including nominal defendant AIG) who, as in the New York 2004/2005 Derivative Litigation, were current and former officers and directors of AIG, as well as other entities and certain of their current and former employees and

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directors. The factual allegations, legal claims and relief sought in this action are similar to those alleged in the New York 2004/2005 Derivative Litigation, except that the claims are only under state law.
     In early 2007, the Court approved an agreement that AIG be realigned as plaintiff, and, on June 13, 2007, acting on the direction of the Special Committee, AIG filed an amended complaint against former directors and officers Greenberg and Smith, alleging breach of fiduciary duty and indemnification. Also on June 13, 2007, the Special Committee filed a motion to terminate the litigation as to certain defendants, while taking no action as to others. Defendants Greenberg and Smith filed answers to AIG’s complaint and brought third-party complaints against certain current and former AIG directors and officers, PwC and INS Regulatory Insurance Services, Inc. On September 28, 2007, AIG and the shareholder plaintiffs filed a combined amended complaint in which AIG continued to assert claims against defendants Greenberg and Smith and took no position as to the claims asserted by the shareholder plaintiffs in the remainder of the combined amended complaint. In that pleading, the shareholder plaintiffs are no longer pursuing claims against certain AIG officers and directors. On February 12, 2008, the Court granted AIG’s motion to stay discovery pending the resolution of claims against AIG in the Consolidated 2004 Securities Litigation.
     On April 11, 2008, the shareholder plaintiffs filed the First Amended Combined Complaint, which added claims against former AIG directors and officers Greenberg, Edward Matthews, and Thomas Tizzio for breach of fiduciary duty based on alleged bid-rigging in the municipal derivatives market. On June 13, 2008, certain defendants filed motions to dismiss the shareholder plaintiffs’ portions of the complaint. On February 10, 2009, the Court denied the motions to dismiss filed by Greenberg, Matthews, and Tizzio; granted the motion to dismiss filed by PwC without prejudice; and granted the motion to dismiss filed by certain former employees of AIG without prejudice for lack of personal jurisdiction. On March 6, 2009, the Court granted an Order of Dismissal, Notice and Order of Voluntary Dismissal and Stipulation and Order of Dismissal to dismiss those individual defendants who were similarly situated to the individuals dismissed by the Court for lack of personal jurisdiction. On March 12, 2009, Defendant Greenberg filed his verified answer to AIG’s complaint; cross-claims against Marsh, ACE, General Re, and Tizzio; and a third-party complaint against certain current and former AIG directors and officers, as well as INS Regulatory Insurance Services, Inc. Defendant Smith has also filed his answer to AIG’s complaint, which was amended on July 9, 2009 to add cross-claims against Tizzio and third-party claims against certain current and former AIG directors and officers, as well as INS Regulatory Insurance Services, Inc. On June 17, 2009, the Court issued an opinion granting the motions to dismiss filed by General Re, Marsh, ACE, and Susan Rivera. On July 13, 2009 and July 17, 2009, the Court entered final judgments in favor of PwC, General Re, Marsh, ACE, and Susan Rivera. Shortly thereafter, the shareholder plaintiffs filed separate appeals: one addressing the dismissal of PwC, and the other addressing the dismissals of ACE, General Re, and Marsh. The Delaware Supreme Court certified the question to the New York Court of Appeals as to whether, under certain circumstances, New York’s in pari delicto doctrine would bar a derivative claim against a corporation’s accountants for negligently failing to uncover a fraud by the corporation. On October 21, 2010 the New York Court of Appeals affirmatively answered the certified question.
     On November 10, 2009, the Delaware Supreme Court granted AIG’s motion to consolidate the appeal of its dismissal from the In re Marsh Derivative Litigation (see below, “Derivative Action – Delaware Chancery Court (Marsh)”) with the appeal of the dismissals of Marsh, General Re and ACE from the Delaware 2004/2005 Derivative Litigation, and subsequently issued an order notifying the parties that the appeal would be heard by the Court en banc.
     On February 5, 2010, a stipulation of dismissal was filed with the court dismissing AIG’s direct claims against Greenberg and Smith, pursuant to the AIG/Greenberg MOU. On February 10, 2010, the shareholder plaintiffs informed the Court that they did not object to the dismissal of AIG’s direct claims against Greenberg and Smith, but stated that the dismissal did not apply to their claim against Greenberg and Smith, and further stated that they intended to seek attorneys’ fees for having initiated the claims against Greenberg and Smith. The Starr Parties have taken the position that the AIG/Greenberg MOU releases the derivative claims being pursued by the shareholder plaintiffs; AIG has taken the opposite position.

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     This action is also subject to the conditional settlement between the parties to the derivative actions, reached on August 25, 2010 (see The New York 2004/2005 Derivative Litigation herein).
     Derivative Action — Supreme Court of New York. On February 11, 2009, shareholder plaintiffs in the Delaware 2004/2005 Derivative Litigation filed a derivative complaint in the Supreme Court of New York against the individual defendants who moved to dismiss the complaint in the Delaware 2004/2005 Derivative Litigation on personal jurisdiction grounds. The defendants include current and former officers and employees of AIG, Marsh, and General Re; AIG is named as a nominal defendant. The complaint in this action contains similar allegations to those made in the Delaware 2004/2005 Derivative Litigation described above. Defendants filed motions to dismiss the complaint on May 1, 2009. The shareholder plaintiffs have reached an agreement staying discovery as well as any motions to dismiss the General Re and Marsh defendants pending final adjudication of any claims against those parties in the Delaware 2004/2005 Derivative Litigation. The individual defendants have also filed motions to dismiss.
     This action is also subject to the conditional settlement between the parties to the derivative actions, reached on August 25, 2010 (see The New York 2004/2005 Derivative Litigation herein).
     Derivative Action — Delaware Chancery Court (Marsh). AIG was also named as a defendant in a derivative action in the Delaware Chancery Court brought by shareholders of Marsh. On July 10, 2008, shareholder plaintiffs filed a second consolidated amended complaint, which contains claims against AIG for aiding and abetting a breach of fiduciary duty and contribution and indemnification in connection with alleged bid-rigging and steering practices in the commercial insurance market that are the subject of the Multi-District Litigation described below. On November 10, 2008, AIG and certain defendants filed motions to dismiss the shareholder plaintiffs’ portions of the complaint. On June 17, 2009, the Court dismissed the claims against AIG, Greenberg, and Zachary Carter with prejudice and denied the motions to dismiss filed by the remaining defendants. The shareholder plaintiffs filed their notice of appeal on October 1, 2009. AIG moved to consolidate the appeal with the appeal of the dismissal of ACE, General Re, and Marsh in the Delaware 2004/2005 Derivative Litigation. The shareholders of Marsh moved to stay this appeal pending the decision in the appeal of the dismissal of ACE, General Re, and Marsh in the Delaware 2004/2005 Derivative Litigation. On November 10, 2009, the Delaware Supreme Court granted AIG’s motion to consolidate the appeals for the purposes of oral argument and denied the Marsh shareholders’ motion to stay. On February 22, 2010, the Court issued an order notifying the parties that the appeal would be heard by the Court en banc.
     On December 22, 2009, the Marsh shareholder plaintiffs filed a stipulation of settlement, resolving their claims against the Marsh defendants.
     On October 21, 2010, the Delaware Supreme Court asked the parties to brief the New York Court of Appeals’ answer to the certified question regarding the dismissal of PwC from the Delaware 2004/2005 Derivative Litigation on the grounds of in pari delicto. Oral argument on the Marsh shareholders’ appeal against AIG is currently scheduled for December 15, 2010.
     The Multi-District Litigation. Commencing in 2004, policyholders brought multiple federal antitrust and RICO class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal Courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (District of New Jersey) for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the Multi-District Litigation).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs’ behalf with a number of insurance companies named as defendants, including AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a number of overlapping “broker-centered” conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported “bid-rigging” practices. It also alleges that the insurer and broker defendants participated in a “global” conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys’ fees as a result of the alleged RICO and Sherman Antitrust Act violations.
     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.
     The District Court, in connection with the Commercial and Employee Benefits Complaints, granted (without leave to amend) defendants’ motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. Plaintiffs appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. On January 14, 2008, the District Court granted summary judgment to defendants on plaintiffs’ ERISA claims in the Employee Benefits Complaint. On February 12, 2008, plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the antitrust and RICO claims in the Employee Benefits Complaint.
     On August 16, 2010, the Third Circuit issued a decision affirming in part and vacating in part the District Court’s dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. Specifically, the Third Circuit affirmed the dismissal of plaintiffs’ broader antitrust and RICO claims, but the Court reversed the District Court’s dismissal of alleged “Marsh-centered” antitrust and RICO claims based on allegations of bid-rigging involving excess casualty insurance. The Court remanded these Marsh-centered claims to the District Court for consideration as to whether plaintiffs had adequately pleaded them. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court’s dismissal of the state-law claims in the Commercial Complaint.
The Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety.
     On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.
     A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The AIG defendants have also sought to have state court actions making similar allegations stayed pending resolution of the Multi-District Litigation proceeding. These efforts have generally been successful, although four cases have proceeded; one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts have proceeded (although discovery is stayed in both actions). In the Texas action, plaintiff filed its Fourth Amended Petition on July 13, 2009. On August 14, 2009, defendants filed renewed

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
special exceptions. In the Kansas case, defendants are appealing to the Kansas Supreme Court the trial court’s denial of defendants’ motion to dismiss.
     Workers’ Compensation Premium Reporting. On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers’ Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois against AIG with respect to the underpayment by AIG of its residual market assessments for workers’ compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of AIG’s alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion. On August 6, 2007, the Court denied AIG’s motion seeking to dismiss or stay the complaint or, in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the Court denied AIG’s motion to dismiss the complaint.
     On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against NCCI (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and other state law claims. The counterclaim-defendants and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued a decision and order sustaining AIG’s counterclaims and sustaining, in part, AIG’s third-party claims. The Court also dismissed certain of AIG’s third-party claims without prejudice.
     On April 13, 2009, third-party defendant Liberty Mutual filed third-party counterclaims against AIG, certain of its subsidiaries, and former AIG executives. On August 23, 2009, the Court granted AIG’s motion to dismiss the NCCI complaint for lack of standing. On September 25, 2009, AIG filed its First Amended Complaint, reasserting its RICO claims against certain insurance companies that both underreported their workers’ compensation premium and served on the NWCRP Board, and repleading its fraud and other state law claims. Defendants filed a motion to dismiss the First Amended Complaint on October 30, 2009. On October 8, 2009, Liberty Mutual filed an amended counterclaim against AIG. The amended counterclaim is substantially similar to the complaint initially filed by NCCI, but also seeks damages related to non-NWCRP states, guaranty funds, and special assessments, in addition to asserting claims for other violations of state law. The amended counterclaim also removes as defendants the former AIG executives. On October 30, 2009, AIG filed a motion to dismiss the Liberty amended counterclaim.
     On April 1, 2009, Safeco Insurance Company of America and Ohio Casualty Insurance Company filed a complaint in the United States District Court for the Northern District of Illinois, on behalf of a purported class of all NWCRP participant members, against AIG and certain of its subsidiaries with respect to the underpayment by AIG of its residual market assessments for workers’ compensation insurance. The complaint was styled as an “alternative complaint,” should the Court grant AIG’s motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint names former AIG executives as defendants and asserts a RICO claim against those executives. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, AIG filed a motion to dismiss the amended complaint. On July 16, 2010, Safeco Insurance Company and Ohio Casualty Insurance Company filed their motion for class certification, which AIG opposed on October 8, 2010.
     On July 1, 2010, the Court ruled on the pending motions to dismiss that were directed at all parties’ claims. With respect to the underreporting NWCRP companies’ and board members’ motion to dismiss AIG’s first amended complaint, the Court denied the motion to dismiss all counts except AIG’s claim for unjust enrichment, which it found to be precluded by the surviving claims for breach of contract. With respect to NCCI and the NWCRP’s motion to dismiss AIG’s first amended complaint, the Court denied the NCCI and the NWCRP’s motions to dismiss AIG’s claims for an equitable accounting and an action on an open, mutual, and current

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
account. With respect to AIG’s motions to dismiss Liberty’s counterclaims and the class action complaint, the Court denied both motions, except that it dismissed the class claim for promissory estoppel. On July 30, 2010 the NWCRP filed a motion for reconsideration of the Court’s ruling denying its motion to dismiss AIG’s claims for an equitable accounting and an action on an open, mutual, and current account. The Court denied the NWCRP’s motion for reconsideration on September 16, 2010.
Litigation Matters Relating to AIG’s Insurance Operations
     Caremark. AIG and certain of its subsidiaries have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. The complaints filed by the plaintiffs and the intervenor-plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. AIG and its subsidiaries deny the allegations of fraud and suppression and have asserted that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. AIG and its subsidiaries further assert that the current claims are barred by the statute of limitations and that plaintiffs’ assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. The plaintiffs and intervenor-plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.
     On December 1, 2008, the intervenor-plaintiffs filed an Amended Complaint in Intervention that purports to bring claims against all defendants for deceit and conspiracy to deceive and a claim against AIG and its subsidiaries for aiding and abetting Caremark’s alleged deception. The defendants have moved to dismiss the Amended Complaint, and, in the alternative, for a more definite statement.
     Superior National. On December 30, 2004, an arbitration panel issued its ruling in connection with a 1998 workers’ compensation quota share reinsurance agreement under which Superior National Insurance Company, among others, was reinsured by The United States Life Insurance Company in the City of New York (USLIFE), a subsidiary of AIG Life Holdings (U.S.). In its 2-1 ruling, the arbitration panel refused to rescind the contract as requested by USLIFE. Instead, the panel reformed the contract to reduce USLIFE’s participation by ten percent. Further, the arbitration ruling established a second phase of arbitration for USLIFE to present its challenges to certain cessions to the contract. In the second phase the arbitration panel issued two awards resolving the challenges in favor of Superior National, now in liquidation. On January 4, 2010, the Ninth Circuit Court of Appeals affirmed the arbitration awards. On June 21, 2010, USLIFE satisfied the judgment of approximately $529 million. The judgment was for amounts billed through December 6, 2006, plus interest. USLIFE believes that the remaining reserves, after deduction for satisfaction of the judgment, as of September 30, 2010, should be adequate to fund unpaid claims.
(b) Commitments
Flight Equipment
     At September 30, 2010, ILFC had committed to purchase 115 new aircraft deliverable from 2011 through 2019, at an estimated aggregate purchase price of $13.5 billion. ILFC will be required to find lessees for any aircraft acquired and to arrange financing for a substantial portion of the purchase price.
     Included in the 115 new aircraft are 74 Boeing 787 aircraft (B787s), with the first aircraft currently scheduled to be delivered in July 2012. ILFC is in discussion with Boeing related to revisions to the delivery schedule and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
potential delay compensation and penalties for which ILFC may be eligible. ILFC has signed contracts for 31 of the 74 B787s on order. Under the terms of ILFC’s B787 leases, the lessees may be entitled to share in any compensation which ILFC receives from Boeing for late delivery of the aircraft.
Other Commitments
     On March 29, 2010, AIG’s Compensation and Management Resources Committee approved AIG’s 2010 Long Term Incentive Plan (2010 LTIP) and an additional component to AIG’s 2009 Long Term Incentive Plan (2009 LTIP) for middle management employees throughout AIG. Under both plans, recipients were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain metrics are met. The ultimate value is contingent on the achievement of performance measures aligned to the participant’s business unit over a two-year period and such value could range from zero to twice the target amount. Subsequent to the performance period, portions of the earned awards are subject to an additional time-vesting period of up to two years. The awards granted to participants based on their target amounts for the 2010 LTIP totaled approximately $380 million for the cash and SARs components, while the SARs component of the 2009 LTIP totaled approximately $90 million. AIG recognizes compensation expense over the vesting period for these plans.
     In the normal course of business, AIG enters into commitments to invest in limited partnerships, private equities, hedge funds and mutual funds and to purchase and develop real estate in the U.S. and abroad. These commitments totaled $5.7 billion at September 30, 2010.
     AIG is obligated, subject to certain conditions, to make any payment that is not promptly paid with respect to the benefits accrued by certain employees of AIG and its subsidiaries under the SICO Plans (as discussed in (c) below under “Benefits Provided by Starr International Company, Inc.”).
(c) Contingencies
Liability for unpaid claims and claims adjustment expense
     Although AIG regularly reviews the adequacy of the established Liability for unpaid claims and claims adjustment expense, there can be no assurance that AIG’s ultimate Liability for unpaid claims and claims adjustment expense will not develop adversely and materially exceed AIG’s current Liability for unpaid claims and claims adjustment expense. Estimation of ultimate net claims, claims adjustment expenses and Liability for unpaid claims and claims adjustment expense is a complex process for long-tail casualty lines of business, which include excess and umbrella liability, D&O, professional liability, medical malpractice, workers’ compensation, general liability, products liability and related classes, as well as for asbestos and environmental exposures. Generally, actual historical loss development factors are used to project future loss development. However, there can be no assurance that future loss development patterns will be the same as in the past. Moreover, any deviation in loss cost trends or in loss development factors might not be discernible for an extended period of time subsequent to the recording of the initial loss reserve estimates for any accident year. Thus, there is the potential for reserves with respect to a number of years to be significantly affected by changes in loss cost trends or loss development factors that were relied upon in setting the reserves. These changes in loss cost trends or loss development factors could be attributable to changes in inflation, in labor and material costs or in the judicial environment, or in other social or economic phenomena affecting claims.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Benefits Provided by Starr International Company, Inc.
     SICO has provided a series of two-year Deferred Compensation Profit Participation Plans (SICO Plans) to certain AIG employees. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG Common Stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including AIG.
     None of the costs of the various benefits provided under the SICO Plans has been paid by AIG, although AIG has recorded a charge to reported earnings for the deferred compensation amounts paid to AIG employees by SICO, with an offsetting amount credited to Additional paid-in capital reflecting amounts considered to be contributed by SICO. The SICO Plans provide that shares currently owned by SICO are set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of units under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant’s voluntary termination of employment with AIG prior to normal retirement age. Under the SICO Plans, SICO’s Board of Directors may elect to pay a participant cash in lieu of shares of AIG Common Stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, AIG modified its accounting for the SICO Plans from variable to fixed measurement accounting. AIG gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO’s notice to participants in the SICO Plans.
     Under the Starr International Company, Inc. Assurance Agreement, dated as of June 27, 2005 (SICO Assurance Agreement), AIG has agreed that, in the event that SICO does not promptly deliver the shares as required under the express terms of the SICO Plans to participants who were employees of AIG and its subsidiaries as of May 18, 2005, AIG will pay the benefits due under the SICO Plans. At September 30, 2010, the maximum number of shares of AIG Common Stock that AIG could be required to deliver under the SICO Assurance Agreement was 275,651.
(d) Guarantees
•	See Note 7 herein for commitments and guarantees associated with VIEs.

•	See Note 8 herein for disclosures on derivatives, including Capital Markets and MIP written credit default swaps and other derivatives with credit risk-related contingent features.

•	See Note 15 herein for additional disclosures on guarantees of outstanding debt.
Subsidiaries
     AIG has issued unconditional guarantees with respect to the prompt payment, when due, of all present and future payment obligations and liabilities of AIGFP arising from transactions entered into by such companies.
     In connection with AIGFP’s leasing business, AIGFP has issued, in a limited number of transactions, standby letters of credit or similar facilities to equity investors in an amount equal to the termination value owing to the equity investor by the lessee in the event of a lessee default (the equity termination value). The total amount outstanding at September 30, 2010 was $1.3 billion. In those transactions, AIGFP has agreed to pay such amount if the lessee fails to pay. The amount payable by AIGFP is usually, but not always, partially offset by amounts payable under other instruments typically equal to the accreted value of a deposit held by AIGFP. In the event AIGFP is required to make a payment to the equity investor, the lessee is unconditionally obligated to reimburse AIGFP. To the extent the equity investor is paid the equity termination value from the standby letter of credit and/or other sources, including payments by the lessee, AIGFP takes an assignment of the equity investor’s rights under the lease of the underlying property. Because the obligations of the lessee under the lease transactions are generally economically defeased, lessee bankruptcy is the most likely circumstance in which AIGFP would be

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
required to pay. AIGFP selected transactions in which it agreed to provide this product only in circumstances where lessee bankruptcy is considered remote or, in the case of certain municipal lessees, not permitted under current law.
Asset Dispositions
     General
     AIG is subject to financial guarantees and indemnity arrangements in connection with the completed sales of businesses pursuant to its asset disposition plan. The various arrangements may be triggered by, among other things, declines in asset values, the occurrence of specified business contingencies, the realization of contingent liabilities, developments in litigation, or breaches of representations, warranties or covenants provided by AIG. These arrangements are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or are not applicable.
     AIG is unable to develop a reasonable estimate of the maximum potential payout under certain of these arrangements. Overall, AIG believes that it is unlikely it will have to make any material payments related to completed sales under these arrangements, and no material liabilities related to these arrangements have been recorded in the Consolidated Balance Sheet. See Note 1 herein for additional information on sales of businesses and asset dispositions.
     ALICO Sale
     Pursuant to the terms of the ALICO stock purchase agreement, AIG has agreed to provide MetLife with certain indemnifications, the most significant of which include:
•	Indemnification related to breaches of general representations and warranties with an aggregate deductible of $125 million and a maximum payout of $2.25 billion. The indemnification extends for 21 months after November 1, 2010.

•	Indemnifications related to specific product, investment, litigation, and other matters that are excluded from the general representations and warranties indemnity. These indemnifications provide for various deductible amounts, which in certain cases are zero, and maximum exposures, which in certain cases are unlimited, and extend for various periods after the completion of the sale.

•	Tax indemnifications related to insurance reserves that extend for taxable periods ending on or before December 31, 2013 and that are limited to an aggregate of $200 million, and certain other tax-related representations and warranties that extend to the expiration of the statute of limitations and are subject to an aggregate deductible of $50 million.
     In connection with the above, AIG placed $3 billion of sales proceeds (consisting of MetLife securities received upon the completion of the sale) into an escrow arrangement that declines to zero over a 30-month period ending in April 2013, with claims submitted related to the indemnifications reducing the amount that can be released. Because the transaction had not closed at September 30, 2010, no liabilities related to these indemnifications were recorded in the Consolidated Balance Sheet.
     AGF Sale
     Under the terms of the announced sale of AGF, AIG and the purchaser have made certain customary representations, warranties and covenants in the purchase agreement. The transaction is expected to close by the end of 2010 subject to customary closing conditions, including receipt of necessary regulatory approvals. In connection with entering into the purchase agreement, AIG and AGF have agreed to amend their tax sharing agreement, which will terminate on the closing of the transaction, (i) to provide that, subject to the closing of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
transaction, the parties’ payment obligation under the tax sharing agreement shall be limited to the payments required to be made by AIG to AGF with respect to the 2009 taxable year in accordance with the tax sharing agreement, and (ii) to include the terms of the promissory note to be issued by AIG in satisfaction of its 2009 taxable year payment obligation to AGF.
10. Total Equity and Earnings (Loss) Per Share
Preferred Stock
     During the first nine months of 2010, AIG drew approximately $2.2 billion under the Department of the Treasury Commitment and, as a result, the liquidation preference of the Series F Preferred Stock increased to $7.543 billion in the aggregate.
     As a result of AIG’s failure to declare and pay dividends on the Series E Preferred Stock and the Series F Preferred Stock for four quarterly dividend payment periods, the United States Department of the Treasury, as the sole holder of the Series E Preferred Stock and the Series F Preferred Stock, exercised its right and elected Ronald A. Rittenmeyer and Donald H. Layton (the Preferred Directors) to the Board of Directors of AIG (the Board) by written consent effective April 1, 2010. The Preferred Directors were re-elected by the United States Department of the Treasury, as the sole holder of the Series E Preferred Stock and the Series F Preferred Stock, at AIG’s 2010 Annual Meeting of Shareholders and will hold office as Preferred Directors until the next annual meeting (or special meeting called for the purpose of electing directors) or until all the dividends payable on all outstanding shares of the Series E Preferred Stock and the Series F Preferred Stock have been declared and paid in full for four consecutive quarters.
     The Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock are expected to be exchanged for AIG Common Stock and retired in connection with the Recapitalization. See Note 1 herein.
     See Note 16 of Notes to Consolidated Financial Statements of AIG’s 2009 Financial Statements for a discussion of the terms of AIG’s outstanding Preferred Stock.
Equity Units
     In May 2008, AIG sold 78,400,000 million equity units (the Equity Units) at a price per unit of $75 for gross proceeds of $5.88 billion. The Equity Units consist of an ownership interest in AIG junior subordinated debentures and a stock purchase contract obligating the holder of an equity unit to purchase, and obligating AIG to sell, a variable number of shares of AIG Common Stock in 2011. The junior subordinated debentures are recorded as Other long-term debt in the Consolidated Balance Sheet. The principal amount owed by AIG on the subordinated debentures is equal to the amount owed to AIG under the related stock purchase contract.
     On October 8, 2010, AIG commenced an offer to exchange up to 74,480,000 of its Equity Units for consideration per Equity Unit equal to 0.09867 shares of AIG Common Stock plus $3.2702 in cash. The stock and cash received will be the result of netting payments from two separate transactions, a repurchase of the subordinated debentures and a cancellation of the stock purchase contracts.
     The consideration offered per Equity Unit is the same number of shares and the same cumulative amount of cash per Equity Unit that a holder would receive if the holder did not tender into the exchange offer and instead held Equity Units and settled the respective stock purchase contract at its final stock purchase date with the proceeds from subordinated debentures.
     The 74,480,000 Equity Units AIG seeks to acquire represent approximately 95 percent of the outstanding Equity Units. If more than 95 percent of the holders of the outstanding Equity Units accept the exchange offer, the Equity Units accepted in the exchange offer will be prorated as necessary to remain within this limit.
     The exchange offer expires on November 10, 2010, unless extended or earlier terminated by AIG.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     In addition, debentures included in the Equity Units not exchanged in the exchange offer will continue to be subject to remarketing. Depending on the amount of Equity Units that are accepted for exchange in the exchange offer, the trading market for the Equity Units that remain outstanding after the exchange offer is expected to be more limited. The 74,480,000 Equity Units, which is the maximum number of Equity Units that could be exchanged in the exchange offer, represent approximately 95 percent of the total outstanding Equity Units. AIG may, to the extent permitted by applicable law, after the settlement date of the exchange offer, purchase Equity Units. Following completion of the exchange offer, AIG may also repurchase Debentures in a remarketing, in the open market, in privately negotiated transactions or otherwise.
     No assurance can be given that AIG will complete the exchange offer or that the terms of the exchange offer will not be changed.
     See Note 16 to the Consolidated Financial Statements of AIG’s 2009 Financial Statements for a discussion of the terms of AIG’s outstanding Equity Units.
Accumulated Other Comprehensive Income (Loss)
A rollforward of Accumulated other comprehensive income (loss) is as follows:

	Unrealized Appreciation			Net Derivative
	(Depreciation) of Fixed	Unrealized		Gains (losses)
	Maturity Investments	Appreciation	Foreign	Arising from	Retirement
Nine Months Ended	on Which Other-Than-	(Depreciation)	Currency	Cash Flow	Plan
September 30, 2010	Temporary Credit	of All Other	Translation	Hedging	Liabilities
(in millions)	Impairments Were Taken	Investments	Adjustments	Activities	Adjustment	Total

Balance, beginning of year, net of tax	$(1,810)	$7,145	$1,630	$(128)	$(1,144)	$5,693

Unrealized appreciation of investments	2,011	18,597	-	-	-	20,608
Net changes in foreign currency translation adjustments	-	-	(266)	-	-	(266)
Net gains on cash flow hedges	-	-	-	83	-	83
Net actuarial loss	-	-	-	-	(414)	(414)
Prior service credit	-	-	-	-	3	3
Deferred tax asset (liability)	(1,012)	(6,441)	116	(20)	101	(7,256)

Total other comprehensive income (loss)	999	12,156	(150)	63	(310)	12,758
Cumulative effect of change in accounting principle, net of tax	(76)	(268)	-	-	-	(344)
Noncontrolling interests	4	110	(7)	-	-	107

Balance, end of period, net of tax	$(891)	$18,923	$1,487	$(65)	$(1,454)	$18,000

Noncontrolling interests
     In connection with the ongoing execution of its orderly asset disposition plan, as well as plans to timely repay the FRBNY Credit Facility, on November 30, 2009, AIG transferred two of its wholly owned businesses, AIA and ALICO, to two newly-created special purpose vehicles (SPVs) in exchange for all the common and preferred interests of those SPVs. On December 1, 2009, AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a $25 billion reduction of the outstanding loan balance and of the maximum amount of credit available under the FRBNY Credit Facility and amended the terms of the FRBNY Credit Facility.
     The common interests, which were retained by AIG, entitle AIG to 100 percent of the voting power of the SPVs. The voting power allows AIG to elect the boards of managers of the SPVs, who oversee the management

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
and operation of the SPVs. Primarily due to the substantive participation rights of the preferred interests, the SPVs were determined to be variable interest entities. As the primary beneficiary of the SPVs, AIG consolidates the SPVs.
     The preferred interests are redeemable at the option of AIG and are transferable at the FRBNY’s discretion. If the FRBNY obtains control of the SPVs, through a default by AIG under the FRBNY Credit Agreement or otherwise, the agreements governing the transactions explicitly prohibit redemption of the preferred interests. In the event the board of managers of either SPV initiates a public offering, liquidation or winding up or a voluntary sale of the SPV, the proceeds must be distributed to the preferred interests until the preferred interests’ redemption value has been paid. The redemption value of the preferred interests is the liquidation preference, which includes any undistributed preferred returns through the redemption date, and the amount of distributions that the preferred interests would receive in the event of a 100 percent distribution to all the common and preferred interest holders at the redemption date.
     In 2010, AIG recorded a net decrease due to deconsolidation of noncontrolling interests primarily related to the sale of AIG’s investment advisory and third party asset management business. See Note 3 herein for additional information. In 2009, AIG recorded a net decrease due to the deconsolidation of Transatlantic following the sale by AIG of 29.9 million shares of Transatlantic common stock as well as the deconsolidation of certain investment entities within the Institutional Asset Management business.
     Upon the closing of the Recapitalization, the SPV non-controlling interests will no longer be considered permanent equity on AIG’s Consolidated Balance Sheet, and will be classified as redeemable non-controlling interests in partially-owned consolidated subsidiaries.
     See Note 16 of Notes to Consolidated Financial Statements of AIG’s 2009 Financial Statements for further discussion of the terms of the junior and senior non-voting, callable preferred interests.
Earnings (Loss) Per Share (EPS)
     Basic and diluted earnings (loss) per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits. Basic earnings (loss) per share is not affected by outstanding stock purchase contracts. Diluted earnings per share is determined considering the potential dilution from outstanding stock purchase contracts using the treasury stock method and will not be affected by outstanding stock purchase contracts until the applicable market value per share exceeds $912.
     In connection with the issuance of the Series C Preferred Stock, AIG began applying the two-class method for calculating EPS. The two-class method is an earnings allocation method for computing EPS when a company’s capital structure includes either two or more classes of common stock or common stock and participating securities. This method determines EPS based on dividends declared on common stock and participating securities (i.e., distributed earnings) as well as participation rights of participating securities in any undistributed earnings.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
The following table presents the computation of basic and diluted EPS:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(dollars in millions, except per share data)	2010	2009	2010	2009

Numerator for EPS:
Income (loss) from continuing operations	$(47)	$(109)	$2,754	$(4,314)
Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	388	-	1,415	-
Other	104	(496)	243	(1,271)

Total net income (loss) from continuing operations attributable to noncontrolling interests	492	(496)	1,658	(1,271)

Net income (loss) attributable to AIG from continuing operations	(539)	387	1,096	(3,043)

Income (loss) from discontinued operations	$(1,844)	$94	$(4,329)	$1,011
Income from discontinued operations attributable to noncontrolling interests	12	26	35	44

Net income (loss) attributable to AIG from discontinued operations	(1,856)	68	(4,364)	967

Cumulative dividends on AIG Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share	-	-	-	(1,204)
Deemed dividend to AIG Series D Preferred Stock exchanged for the Series E Preferred Stock	-	-	-	(91)
(Income) loss allocated to the Series C Preferred Stock – continuing operations	-	(309)	(874)	-

Net income (loss) attributable to AIG from continuing operations, applicable to common stock for EPS	(539)	78	222	(4,338)

(Income) loss allocated to the Series C Preferred Stock – discontinued operations	-	(54)	3,481	-

Net income (loss) attributable to AIG from discontinued operations, applicable to common stock for EPS	$(1,856)	$14	$(883)	$967

Denominator for EPS:
Weighted average shares outstanding – basic	135,879,125	135,293,841	135,788,053	135,276,345
Dilutive shares*	-	162,531	67,275	-

Weighted average shares outstanding – diluted	135,879,125	135,456,372	135,855,328	135,276,345

EPS attributable to AIG:
Basic:
Income (loss) from continuing operations	$(3.97)	$0.58	$1.63	$(32.06)
Income (loss) from discontinued operations	$(13.65)	$0.10	$(6.51)	$7.14
Diluted:
Income (loss) from continuing operations	$(3.97)	$0.58	$1.63	$(32.06)
Income (loss) from discontinued operations	$(13.65)	$0.10	$(6.51)	$7.14

*	Diluted shares are calculated using the treasury stock method and include dilutive shares from share-based employee compensation plans, and the warrant issued to the Department of the Treasury on April 17, 2009 to purchase up to 150 shares of AIG Common Stock (Series F Warrant). The number of shares excluded from diluted shares outstanding were 12 million for both the three-month and nine-month periods ended September 30, 2010 and 2009, because the effect would have been anti-dilutive.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
11. Restructuring
     Since September 2008, AIG has been working to execute an orderly disposition plan of some of its businesses and assets, protect and enhance the value of its key businesses, and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital. Successful execution of the restructuring plan involves significant separation activities. Major restructuring activities include the separation of shared services, corporate functions, infrastructure and assets among business units.
     In connection with its restructuring and separation activities, AIG has incurred significant expenses, including legal, banking, accounting, consulting and other professional fees. In addition, AIG is contractually obligated to reimburse or advance certain professional fees and other expenses incurred by the FRBNY and the trustees of the Trust.
     Based on AIG’s announced plans, AIG has made estimates of these expenses, although for some restructuring and separation activities estimates cannot be reasonably made due to the evolving nature of the plans and the uncertain timing of the transactions involved. Future reimbursement or advancement payments to the FRBNY and the trustees cannot reasonably be estimated by AIG. Even for those expenses that have been estimated, actual expenses will vary depending on the identity of the ultimate purchasers of the divested entities or counterparties to transactions, the transactions and activities that ultimately are consummated or undertaken, and the ultimate time period over which these activities occur.
     Restructuring and separation expenses that have been cumulatively incurred or can be reasonably expected to be incurred at September 30, 2010, are set forth in the table below, and exclude expenses that could not be reasonably estimated at September 30, 2010, as well as expenses (principally professional fees) that are expected to be capitalized. With respect to the FRBNY and the trustees of the Trust, these amounts include only actual reimbursement and advancement payments made through September 30, 2010.
Restructuring expenses and related asset impairment and other expenses by reportable segment consisted of the following:

		Domestic	Foreign
		Life Insurance	Life Insurance
	General	& Retirement	& Retirement	Financial
(in millions)	Insurance	Services	Services	Services(a)	Other(b)	Total

Three Months Ended September 30, 2010
Restructuring expenses	$-	$(1)	$31	$9	$119	$158
Separation expenses	(5)	2	3	(1)	2	1

Total	$(5)	$1	$34	$8	$121	$159

Three Months Ended September 30, 2009
Restructuring expenses	$-	$1	$2	$50	$85	$138
Separation expenses	60	8	22	3	23	116

Total	$60	$9	$24	$53	$108	$254

Nine Months Ended September 30, 2010
Restructuring expenses	$-	$(1)	$31	$21	$266	$317
Separation expenses	1	9	21	(11)	2	22

Total	$1	$8	$52	$10	$268	$339

Nine Months Ended September 30, 2009
Restructuring expenses	$1	$21	$9	$116	$390	$537
Separation expenses	133	44	39	83	72	371

Total	$134	$65	$48	$199	$462	$908

Cumulative amounts incurred since inception of restructuring plan	$268	$159	$150	$564	$1,118	$2,259

Total amounts expected to be incurred(c)	$272	$170	$172	$641	$1,257	$2,512

(a)	Benefit in 2010 relates to returned AIGFP retention awards.

(b)	Primarily includes professional fees related to (i) disposition activities and (ii) the Recapitalization.

(c)	Includes cumulative amounts incurred and future amounts to be incurred that can be reasonably estimated at September 30, 2010.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
A rollforward of the restructuring liability, reported in Other liabilities on AIG’s Consolidated Balance Sheet, for the nine months ended September 30, 2010 and the cumulative amounts incurred since inception of the restructuring plan, and the total amounts expected to be incurred are summarized as follows:

Nine Months Ended September 30, 2010							Total
		Contract	Asset		Subtotal		Restructuring
	Severance	Termination	Write-	Other Exit	Restructuring	Separation	and Separation
(in millions)	Expenses	Expenses	Downs	Expenses(a)	Expenses	Expenses	Expenses

Balance, beginning of year	$125	$20	$-	$81	$226	$360	$586
Additional charges	(7)	7	6	192	198	34	232
Cash payments	(87)	(11)	-	(265)	(363)	(277)	(640)
Non-cash items(b)	(3)	-	(7)	-	(10)	(14)	(24)
Changes in estimates	2	(1)	1	120	122	(12)	110
Activity of discontinued operations	-	(5)	-	10	5	(67)	(62)
Reclassified to Liabilities of businesses held for sale	-	(3)	-	(17)	(20)	(7)	(27)

Balance, end of period	$30	$7	$-	$121	$158	$17	$175

Cumulative amounts incurred since inception of restructuring plan	$235	$69	$88	$872	$1,264	$998	$2,262

Total amounts expected to be incurred(c)	$236	$100	$88	$1,054	$1,478	$1,034	$2,512

(a)	Primarily includes professional fees related to (i) disposition activities, (ii) the Recapitalization and (iii) AIGFP unwinding activities.

(b)	Primarily represents asset impairment charges, foreign currency translation and reclassification adjustments.

(c)	Includes cumulative amounts incurred and future amounts to be incurred that can be reasonably estimated at September 30, 2010.
12. Ownership
     (a) According to the Schedule 13D as amended through November 1, 2010 filed by Fairholme Capital Management, L.L.C. (Fairholme), Mr. Bruce Berkowitz and Fairholme Funds, Inc. (Fairholme Funds), Fairholme and Mr. Berkowitz each may be deemed to beneficially own 38,258,648 shares of AIG Common Stock and Fairholme Funds may be deemed to beneficially own 34,426,276 shares of AIG Common Stock. Based on the shares of AIG Common Stock outstanding at October 29, 2010 as adjusted to reflect the maximum number of shares of AIG Common Stock that could be issued upon the exchange of the Equity Units that each may be deemed to beneficially own, these ownership interests would represent approximately 27.7 percent of AIG Common Stock for Fairholme and Mr. Berkowitz and 25.0 percent of AIG Common Stock for Fairholme Funds.
     According to the Schedule 13D as amended through March 19, 2010, filed by Maurice R. Greenberg, Edward E. Matthews, Starr International Company, Inc. (Starr International), C.V. Starr & Co. (CV Starr), Inc. and Universal Foundation, Inc. (Universal Foundation) (collectively, the Starr Group), the Starr Group could be deemed to beneficially own 14,105,606 shares of AIG Common Stock at that date. Based on the shares of AIG Common Stock outstanding at October 29, 2010, this ownership would represent approximately 10.4 percent of the outstanding shares of AIG Common Stock. Although these reporting persons may have made filings under Section 16 of the Exchange Act, reporting sales of shares of AIG Common Stock, no amendment to the Schedule 13D has been filed to report a change in ownership subsequent to March 19, 2010.
     (b) For discussion of the Series C Preferred Stock and the ownership by the Trust, see Note 16 of Notes to Consolidated Financial Statements of AIG’s 2009 Financial Statements.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
13. Employee Benefits
The following table presents the components of net periodic benefit cost with respect to pensions and other postretirement benefits:

	Pensions			Postretirement
	Non U.S.	U.S.		Non U.S.	U.S.
(in millions)	Plans	Plans	Total	Plans	Plans	Total

Three Months Ended September 30, 2010
Components of net periodic benefit cost:
Service cost	$38	$35	$73	$2	$2	$4
Interest cost	15	54	69	1	4	5
Expected return on assets	(9)	(64)	(73)	-	-	-
Amortization of prior service credit	(2)	-	(2)	-	-	-
Amortization of net loss	11	11	22	-	-	-
Other	1	-	1	-	-	-

Net periodic benefit cost	$54	$36	$90	$3	$6	$9

Amount associated with discontinued operations	$32	$3	$35	$1	$-	$1

Three Months Ended September 30, 2009
Components of net periodic benefit cost:
Service cost	$28	$30	$58	$3	$2	$5
Interest cost	15	61	76	-	5	5
Expected return on assets	(8)	(56)	(64)	-	-	-
Amortization of prior service credit	(2)	(1)	(3)	-	-	-
Amortization of net loss	9	29	38	1	(1)	-
Other	(1)	3	2	-	2	2

Net periodic benefit cost	$41	$66	$107	$4	$8	$12

Amount associated with discontinued operations	$28	$5	$33	$1	$-	$1

Nine Months Ended September 30, 2010
Components of net periodic benefit cost:
Service cost	$101	$106	$207	$6	$6	$12
Interest cost	44	162	206	3	12	15
Expected return on assets	(23)	(192)	(215)	-	-	-
Amortization of prior service credit	(7)	1	(6)	-	-	-
Amortization of net loss	34	35	69	-	-	-
Other	2	-	2	-	-	-

Net periodic benefit cost	$151	$112	$263	$9	$18	$27

Amount associated with discontinued operations	$96	$8	$104	$2	$1	$3

Nine Months Ended September 30, 2009
Components of net periodic benefit cost:
Service cost	$88	$110	$198	$8	$7	$15
Interest cost	45	170	215	2	13	15
Expected return on assets	(24)	(170)	(194)	-	-	-
Amortization of prior service credit	(8)	(2)	(10)	-	-	-
Amortization of net loss	30	76	106	1	-	1
Other	7	3	10	-	(1)	(1)

Net periodic benefit cost	$138	$187	$325	$11	$19	$30

Amount associated with discontinued operations	$88	$15	$103	$2	$1	$3

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     At December 31, 2009, AIG’s U.S. pension and postretirement plans were underfunded by $325 million and $274 million, respectively. Those amounts included $15 million and $5 million, respectively, for pension and postretirement plans related to businesses designated as held for sale at September 30, 2010.
     At December 31, 2009, AIG’s non-U.S. pension and postretirement plans were underfunded by $1.6 billion and $106 million, respectively. Those amounts included $1 billion and $25 million, respectively, for pension and postretirement plans related to businesses designated as held for sale at September 30, 2010.
     As a result of the Fuji acquisition, AIG assumed the obligations related to the Fuji plans. As of September 30, 2010, Fuji’s aggregate projected benefit obligation and plan assets were $246 million and $306 million, respectively. See Note 4 herein for more information on the Fuji acquisition.
     For the nine-month period ended September 30, 2010, AIG contributed $129 million to its U.S. and non-U.S. pension plans and expects to contribute an additional $5 million for the remainder of 2010. These estimates are subject to change since contribution decisions are affected by various factors, including AIG’s liquidity, asset dispositions, market performance and management discretion.
Curtailment and Remeasurement of Certain Plans
     In connection with asset sales in 2010 and the designation of AGF as held for sale at September 30, 2010, AIG remeasured certain of its domestic pension and postretirement plans. The assumptions used in the remeasurement of the affected plans were the same as those disclosed at December 31, 2009, except for the discount rates. The discount rate for the largest plan, the AIG U.S. Retirement Plan, is derived from the unadjusted Citigroup Pension Discount Curve. The resulting discount rate declined from six percent at December 31, 2009 to five percent at September 30, 2010, and consequently in the third quarter of 2010, AIG recorded a curtailment pre-tax loss of $1 million, a $535 million increase in Other liabilities, and a decrease in pre-tax Accumulated other comprehensive income of $534 million.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
14. Income Taxes
Effective Tax Rates and Interim Period Tax Assumptions
AIG’s actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate due to the following:

	Three Months Ended			Nine Months Ended
	September 30, 2010			September 30, 2010
			Percent of			Percent of
	Pre-Tax		Pre-tax	Pre-Tax		Pre-tax
	Income		Income	Income		Income
(dollars in millions)	(Loss)	Amount	(Loss)	(Loss)	Amount	(Loss)

U.S. federal income tax at statutory rate	$(2,076)	$(727)	35.0%	$(1,498)	$(524)	35.0%
Adjustments:
Tax exempt interest		(143)	6.9		(449)	30.0
Investment in subsidiaries, partnerships and variable interest entity		25	(1.2)		(20)	1.3
Effect of foreign operations		41	(2.0)		416	(27.8)
Bargain purchase gain		-	-		(116)	7.7
State income taxes		54	(2.6)		(69)	4.6
Other		561	(27.0)		299	(19.9)
Effect of discontinued operations		63	(3.0)		(381)	25.4
Effect of discontinued operations – goodwill		344	(16.6)		1,268	(84.6)
State tax valuation allowance – continuing operations		(99)	4.8		96	(6.4)
Valuation allowance:
Continuing operations		(118)	5.6		(443)	29.6
Discontinued operations		(186)	9.0		-	-

Total income tax expense (benefit)	(2,076)	(185)	8.9	(1,498)	77	(5.1)
Amount included in discontinued operations	(2,498)	(654)	26.2	(5,296)	(967)	18.3

Tax expense from continuing operations	$422	$469	111.1%	$3,798	$1,044	27.5%

AIG’s income tax expense (benefit) from continuing operations for the three and nine months ended September 30, 2010 and 2009 is comprised of the following:

	Three Months		Nine Months
	Ended		Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Current tax expense (benefit)	$(420)	$936	$618	$2,335
Deferred tax expense (benefit)	889	(1,344)	426	(3,845)

Total tax expense (benefit) attributable to continuing operations	$469	$(408)	$1,044	$(1,510)

     AIG is unable to estimate the annual effective tax rate for 2010 due to the significant variations in the relationship between income tax expense and pre-tax accounting income or loss; consequently, the actual effective tax rate for the interim periods is being utilized.
     For the three- and nine-month periods ended September 30, 2010, the effective tax rates on pre-tax income from continuing operations were 111.1 percent and 27.5 percent, respectively. The effective tax rate for the three-month period ended September 30, 2010 attributable to continuing operations was primarily related to the effect of foreign operations of $41 million and other permanent items of $561 million, partially offset by a net reduction of the valuation allowance of $118 million and tax exempt interest of $143 million. The other permanent items of

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
$561 million were primarily attributable to $220 million of nondeductible losses, realized gains resulting from transfers of subsidiaries of $78 million, and uncertain tax positions of $76 million. The effective tax rate for the nine-month period ended September 30, 2010 attributable to continuing operations was primarily related to the effects of tax exempt interest income of $449 million, the excess amount of the Fuji bargain purchase gain for financial reporting over the tax basis which is essentially permanent in duration of $116 million, and a reduction of $443 million in the valuation allowance, partially offset by the effect of foreign operations of $416 million, and other permanent items of $299 million, which were primarily attributable to the nondeductible losses and realized gains resulting from transfers of subsidiaries discussed above.
     For the three- and nine-month periods ended September 30, 2009, the effective tax rates on pre-tax income (loss) from continuing operations were 78.9 percent and 25.9 percent, respectively. The tax benefit reflected for the three-month period ended September 30, 2009 attributable to continuing operations was primarily related to changes in the estimated U.S. tax liability with respect to the potential sale of subsidiaries of $931 million, partially offset by an increase of $108 million in the reserve for uncertain tax positions, a net increase in the valuation allowance of $405 million, and the effect of foreign operations of $122 million. The tax benefit reflected in the effective tax rate attributable to continuing operations for the nine-month period ended September 30, 2009 was primarily related to changes in the estimated U.S. tax liability with respect to the potential sale of subsidiaries of $740 million and tax exempt interest of $521 million, partially offset by an increase of $514 million in the reserve for uncertain tax positions, an increase in valuation allowance of $336 million and the effects of variable interest entity losses of $371 million.
The following table provides a rollforward of the net deferred tax asset from December 31, 2009 to September 30, 2010:

	Net Deferred
	Tax Asset
	Before
	Valuation	Valuation	Net Deferred
(in millions)	Allowance	Allowance	Tax Asset

Net deferred tax asset at December 31, 2009	$29,589	$(23,705)	$5,884
Benefit (provision) – continuing operations	(773)	347	(426)
Benefit (provision) – discontinued operations	1,087	(15)	1,072
Deferred taxes on components of shareholders’ equity	(8,125)	408	(7,717)
Deferred taxes of acquired entities	621	(693)	(72)
Deferred taxes of deconsolidated entities	(108)	2	(106)
Net deferred tax liabilities reclassified as held for sale	1,373	1,251	2,624

Net deferred tax asset at September 30, 2010	$23,664	$(22,405)	$1,259

Assessment of Deferred Tax Asset Valuation Allowances
     AIG evaluates the recoverability of the deferred tax asset and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.
     When assessing the realization of its deferred tax asset at September 30, 2010, AIG considered all available evidence, including:
•	the nature, frequency, and severity of cumulative financial reporting losses in recent years;

•	certain transactions, including the recognition of the gains on asset sales, and the initial public offering of AIA;

•	the carryforward periods for the net operating and capital loss and foreign tax credit carryforwards; and

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
•	tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.
     Estimates of future gains generated from specific transactions and tax planning strategies discussed below could change in the near term, perhaps materially, which may require AIG to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to AIG’s consolidated financial condition or its results of operations for an individual reporting period.
     When estimating the fair values of the subsidiaries to be divested, AIG considered, among other information, valuations prepared for various purposes. During the first quarter of 2010, AIG increased its estimate of the AIA and ALICO expected divestiture proceeds following an updated assessment of the range of valuation estimates that considered, among other factors, the expected proceeds from the sales to Prudential plc and MetLife announced in that quarter, which gave rise to a $910 million reduction in the valuation allowance. During the third quarter, based on the expectation of lower proceeds from the sale of AIA ordinary shares, the realization amount of the deferred tax assets was reduced by increasing valuation allowance of $1.3 billion.
     At September 30, 2010 and December 31, 2009, AIG’s U.S. consolidated income tax group had net deferred tax assets after valuation allowances of $3.8 billion and $8.6 billion, respectively. Realization of AIG’s net deferred tax asset depends upon its ability to generate gains on asset sales and the initial public offering of AIA, the sale of ALICO and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset. However, the realization of the net deferred tax asset does not depend on projected future operating income of the U.S. consolidated income tax group. At September 30, 2010 and December 31, 2009, AIG’s U.S. consolidated income tax group had deferred tax asset valuation allowances of $19.9 billion and $20.4 billion, respectively.
     For the nine months ended September 30, 2010, AIG recorded a reduction in the U.S. consolidated income tax group deferred tax asset valuation allowance of $1.2 billion primarily attributable to a reduction in the deferred tax asset valuation allowance of $175 million related to an increase in the expected gains from the divestiture of ALICO, a reduction in the deferred tax asset valuation allowance of $4.5 billion related to the total other comprehensive income movement primarily attributable to unrealized appreciation in the available for sale securities portfolio, an offsetting increase in the valuation allowance of $525 million related to lower proceeds from the initial public offering of AIA, an increase in the deferred tax asset valuation allowance of $1.2 billion related to the estimated U.S. tax liability with respect to the investment in subsidiaries associated with goodwill impairment charges, an increase in the deferred tax valuation allowance of $660 million attributable to the estimated pre-tax loss on the planned disposition of AGF, and an increase in the deferred tax asset valuation allowance of $589 million related to a reduction in tax planning strategies.
     The significant unrealized appreciation in the available for sale securities portfolio partially offset by activity in other comprehensive income reduced the net deferred tax asset before valuation allowances, allowing a reduction of $4.5 billion of valuation allowance.
     During the nine months ended September 30, 2010, AIG changed its planned securitization of an insurance portfolio because it is pursuing more attractive opportunities to provide liquidity. This planned securitization previously supported $589 million of the U.S. consolidated income tax group’s deferred tax assets.
     For the nine months ended September 30, 2010, $386 million of the reduction in valuation allowance was allocated to continuing operations and $791 million was allocated to Accumulated other comprehensive income. This allocation was based on the primacy of continuing operations, which allows for a net reduction in valuation allowance to be attributed to continuing operations to the extent of the related deferred tax expense attributable to continuing operations. The reduction is partially offset by $589 million of change in the planned securitization and $525 million related to an expectation of lower proceeds from the AIA initial public offering. The remaining reduction in valuation allowance was allocated to accumulated other comprehensive income.
     For the three months ended September 30, 2010, $141 million of the reduction in valuation allowance was allocated to continuing operations and $862 million was allocated to Accumulated other comprehensive income.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
     At September 30, 2010 and December 31, 2009, AIG had net deferred tax liabilities of $2.6 billion and $2.7 billion, respectively, related to foreign subsidiaries, state and local tax jurisdictions, and certain domestic subsidiaries that file separate tax returns.
     At September 30, 2010 and December 31, 2009, AIG had deferred tax asset valuation allowances of $2.6 billion and $3.3 billion, respectively, related to foreign subsidiaries, state and local tax jurisdictions, and certain domestic subsidiaries that file separate tax returns. The change is primarily due to a deferred tax asset valuation allowance of $1.3 billion reclassified to Assets held for sale partially offset by an additional deferred tax asset valuation allowance of $693 million associated with the purchase of additional shares of Fuji, recorded through purchase accounting.
     At September 30, 2010 and December 31, 2009, AIG had deferred tax assets related to stock compensation of $233 million and $178 million, respectively. Due to AIG’s current stock price, these deferred tax assets may not be realizable in the future. The accounting guidance for share based payments precludes AIG from recognizing an impairment charge on this asset until the related stock awards are exercised, vest or expire. Any charge associated with the deferred tax asset, net of valuation allowance, is reported in Additional paid-in capital until the pool of previously recognized tax benefits recorded in Additional paid-in capital is reduced to zero. Income tax expense would be recognized for any additional charge. AIG has a full valuation allowance against its deferred tax asset related to stock based compensation as of September 30, 2010. Any reversal of the deferred tax asset due to awards that have been exercised, vested or expired is offset by a reversing valuation allowance with no net impact to the AIG’s financial statements. Accordingly, no amount is recorded to Additional paid-in capital for the shortfall of the current-year share-based compensation deductions, and thus there is no decrease to the pool of previously unrecognized tax benefits recorded in Additional paid-in capital. At both September 30, 2010 and December 31, 2009, the pool of previously recognized tax benefits recorded in Additional paid-in capital was $142.6 million.
Accounting for Uncertainty in Income Taxes
     At September 30, 2010 and December 31, 2009, AIG’s unrecognized tax benefits, excluding interest and penalties, were $5.3 billion and $4.8 billion, respectively. At both September 30, 2010 and December 31, 2009, AIG’s unrecognized tax benefits were $1.6 billion and $1.4 billion, respectively, related to tax positions the disallowance of which would not affect the effective tax rate as they relate to such factors as the timing, rather than the permissibility, of the deduction. Accordingly, at September 30, 2010 and December 31, 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $3.7 billion and $3.4 billion, respectively.
     Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At September 30, 2010 and December 31, 2009, AIG had accrued $825 million and $835 million, respectively, for the payment of interest (net of the federal benefit) and penalties. For the nine-month periods ended September 30, 2010 and 2009, AIG recognized $74 million and $199 million, respectively, of interest (net of federal benefit) and penalties in the Consolidated Statement of Income (Loss).
     AIG regularly evaluates adjustments proposed by taxing authorities. At September 30, 2010, such proposed adjustments would not have resulted in a material change to AIG’s consolidated financial condition, although it is possible that the effect could be material to AIG’s consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.
15. Information Provided in Connection With Outstanding Debt
     The following condensed consolidating financial statements reflect the results of American International Group, Inc. (as Guarantor), AIG Life Holdings (US), Inc. (AIGLH), formerly known as American General Corporation, a holding company and a wholly owned subsidiary of AIG, and all other subsidiaries combined. AIG provides a full and unconditional guarantee of all outstanding debt of AIGLH.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Condensed Consolidating Balance Sheet

	American
	International			Reclassifications
	Group, Inc.		Other	and	Consolidated
(in millions)	(As Guarantor)	AIGLH(a)	Subsidiaries	Eliminations	AIG

September 30, 2010
Assets:
Investments(a)	$9,799	$-	$598,757	$(131,304)	$477,252
Cash	73	-	1,595	-	1,668
Loans to subsidiaries(b)	64,648	-	(64,648)	-	-
Debt issuance costs, including prepaid commitment asset of $4,718	4,973	-	242	-	5,215
Investment in consolidated subsidiaries(b)	85,127	34,453	3,287	(122,867)	-
Other assets, including current and deferred income taxes	12,034	2,679	138,345	(70)	152,988
Assets held for sale	-	-	234,841	1	234,842

Total assets	$176,654	$37,132	$912,419	$(254,240)	$871,965

Liabilities:
Insurance liabilities	$-	$-	$342,937	$(351)	$342,586
Federal Reserve Bank of New York credit facility	20,470	-	-	-	20,470
Other long-term debt	43,001	1,637	177,623	(128,842)	93,419
Other liabilities, including intercompany balances(a)(c)	32,335	4,822	60,725	(2,455)	95,427
Liabilities held for sale	6	-	209,272	45	209,323

Total liabilities	95,812	6,459	790,557	(131,603)	761,225

Redeemable noncontrolling interests in partially owned consolidated subsidiaries (including $107 associated with businesses held for sale)	-	-	1,412	615	2,027
Total AIG shareholders’ equity	80,842	30,673	117,630	(148,303)	80,842
Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interest held by Federal Reserve Bank of New York	-	-	-	25,955	25,955
Other (including $403 million associated with businesses held for sale)	-	-	2,820	(904)	1,916

Total noncontrolling interests	-	-	2,820	25,051	27,871

Total equity	80,842	30,673	120,450	(123,252)	108,713

Total liabilities and equity	$176,654	$37,132	$912,419	$(254,240)	$871,965

December 31, 2009
Assets:
Investments(a)	$10,702	$-	$736,977	$(146,514)	$601,165
Cash	57	2	4,341	-	4,400
Loans to subsidiaries(b)	72,926	-	(72,926)	-	-
Debt issuance costs, including prepaid commitment asset of $7,099	7,383	-	159	-	7,542
Investment in consolidated subsidiaries(b)	71,419	28,580	(980)	(99,019)	-
Other assets, including current and deferred income taxes	10,986	2,618	164,670	(175)	178,099
Assets held for sale	-	-	56,379	-	56,379

Total assets	$173,473	$31,200	$888,620	$(245,708)	$847,585

Liabilities:
Insurance liabilities	$-	$-	$461,706	$(409)	$461,297
Federal Reserve Bank of New York Commercial Paper Funding Facility	-	-	4,739	-	4,739
Federal Reserve Bank of New York credit facility	23,435	-	-	-	23,435
Other long-term debt	45,436	2,097	210,512	(144,747)	113,298
Other liabilities, including intercompany balances(a)(c)	34,778	4,209	60,135	(1,940)	97,182
Liabilities held for sale	-	-	48,599	-	48,599

Total liabilities	103,649	6,306	785,691	(147,096)	748,550

Redeemable noncontrolling interests in partially owned consolidated subsidiaries (including $211 associated with businesses held for sale)	-	-	177	782	959
Total AIG shareholders’ equity	69,824	24,894	83,303	(108,197)	69,824
Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interest held by Federal Reserve Bank of New York	-	-	15,596	8,944	24,540
Other (including $2.2 billion associated with businesses held for sale in 2009)	-	-	3,853	(141)	3,712

Total noncontrolling interests	-	-	19,449	8,803	28,252

Total equity	69,824	24,894	102,752	(99,394)	98,076

Total liabilities and equity	$173,473	$31,200	$888,620	$(245,708)	$847,585

(a)	Includes intercompany derivative positions, which are reported at fair value before credit valuation adjustment.

(b)	Eliminated in consolidation.

(c)	For September 30, 2010 and December 31, 2009, includes intercompany tax payable of $27.9 billion and $28.7 billion, respectively, for American International Group, Inc. (As Guarantor) and intercompany tax receivable of $92 million and $45 million, respectively, for AIGLH.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Condensed Consolidating Statement of Income (Loss)

	American
	International			Reclassifications
	Group, Inc.		Other	and	Consolidated
(in millions)	(As Guarantor)	AIGLH	Subsidiaries	Eliminations	AIG

Three Months Ended September 30, 2010
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$(1,688)	$641	$-	$1,047	$-
Dividend income from consolidated subsidiaries(a)	523	-	-	(523)	-
Change in fair value of ML III	-	-	-	-	-
Other revenue(b)	211	48	18,832	-	19,091

Total revenues	(954)	689	18,832	524	19,091

Expenses:
Accrued and compounding interest	120	-	-	(60)	60
Amortization of prepaid commitment asset	1,199	-	-	(75)	1,124

Total interest expense on FRBNY Credit Facility	1,319	-	-	(135)	1,184
Other interest expense	513	96	365	-	974
Restructuring expenses and related asset impairment and other expenses	109	-	-	-	109
Other expense	308	-	16,094	-	16,402

Total expenses	2,249	96	16,459	(135)	18,669

Income (loss) from continuing operations before income tax expense (benefit)	(3,203)	593	2,373	659	422
Income tax expense (benefit)(c)	(825)	(15)	1,195	114	469

Income (loss) from continuing operations	(2,378)	608	1,178	545	(47)
Loss from discontinued operations	(17)	-	(1,806)	(21)	(1,844)

Net income (loss)	(2,395)	608	(628)	524	(1,891)
Less:
Net income from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	388	-	388
Other	-	-	104	-	104

Total income from continuing operations attributable to noncontrolling interests	-	-	492	-	492
Income from discontinued operations attributable to noncontrolling interests	-	-	12	-	12

Total net income attributable to noncontrolling interests	-	-	504	-	504

Net income (loss) attributable to AIG	(2,395)	$608	$(1,132)	$524	$(2,395)

Three Months Ended September 30, 2009
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$695	$176	$-	$(871)	$-
Dividend income from consolidated subsidiaries(a)	811	-	-	(811)	-
Change in fair value of ML III	-	-	-	-	-
Other revenue(b)	310	49	19,245	-	19,604

Total revenues	1,816	225	19,245	(1,682)	19,604

Expenses:
Accrued and compounding interest	430	-	-	(58)	372
Amortization of prepaid commitment asset	822	-	-	(85)	737

Total interest expense on FRBNY Credit Facility	1,252	-	-	(143)	1,109
Other interest expense	631	93	260	-	984
Restructuring expenses and related asset impairment and other expenses	82	-	-	-	82
Other expenses	151	-	17,795	-	17,946

Total expenses	2,116	93	18,055	(143)	20,121

Income (loss) from continuing operations before income tax expense (benefit)	(300)	132	1,190	(1,539)	(517)
Income tax expense (benefit)(c)	(755)	46	301	-	(408)

Income (loss) from continuing operations	455	86	889	(1,539)	(109)
Income (loss) from discontinued operations	-	-	237	(143)	94

Net income (loss)	455	86	1,126	(1,682)	(15)
Less:
Net loss from continuing operations attributable to noncontrolling interests	-	-	(496)	-	(496)
Income from discontinued operations attributable to noncontrolling interests	-	-	26	-	26

Total net loss attributable to noncontrolling interests	-	-	(470)	-	(470)

Net income (loss) attributable to AIG	455	$86	$1,596	$(1,682)	$455

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Condensed Consolidating Statement of Income (Loss)

	American
	International			Reclassifications
	Group, Inc.		Other	and	Consolidated
(in millions)	(As Guarantor)	AIGLH	Subsidiaries	Eliminations	AIG

Nine Months Ended September 30, 2010
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$(2,616)	$1,120	$-	$1,496	$-
Dividend income from consolidated subsidiaries(a)	1,206	-	-	(1,206)	-
Change in fair value of ML III	-	-	-	-	-
Other revenue(b)	2,130	148	53,336	-	55,614

Total revenues	720	1,268	53,336	290	55,614

Expenses:
Accrued and compounding interest	526	-	-	(168)	358
Amortization of prepaid commitment asset	2,381	-	-	(239)	2,142

Total interest expense on FRBNY Credit Facility	2,907	-	-	(407)	2,500
Other interest expense	1,735	282	817	-	2,834
Restructuring expenses and related asset impairment and other expenses	244	-	-	-	244
Other expense	1,036	-	45,202	-	46,238

Total expenses	5,922	282	46,019	(407)	51,816

Income (loss) from continuing operations before income tax expense (benefit)	(5,202)	986	7,317	697	3,798
Income tax expense (benefit)(c)	(1,951)	(42)	2,895	142	1,044

Income (loss) from continuing operations	(3,251)	1,028	4,422	555	2,754
Loss from discontinued operations	(17)	-	(4,047)	(265)	(4,329)

Net income (loss)	(3,268)	1,028	375	290	(1,575)
Less:
Net income from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	-	-	1,415	-	1,415
Other	-	-	243	-	243

Total income from continuing operations attributable to noncontrolling interests	-	-	1,658	-	1,658
Income from discontinued operations attributable to noncontrolling interests	-	-	35	-	35

Total net income attributable to noncontrolling interests	-	-	1,693	-	1,693

Net income (loss) attributable to AIG	(3,268)	$1,028	$(1,318)	$290	$(3,268)

Nine Months Ended September 30, 2009
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$64	$(710)	$-	$646	$-
Dividend income from consolidated subsidiaries(a)	1,331	169	-	(1,500)	-
Change in fair value of ML III	(1,401)	-	-	-	(1,401)
Other revenue(b)	3,021	151	55,015	-	58,187

Total revenues	3,015	(390)	55,015	(854)	56,786

Expenses:
Accrued and compounding interest	1,690	-	-	(234)	1,456
Amortization of prepaid commitment asset	2,466	-	-	(253)	2,213

Total interest expense on FRBNY Credit Facility	4,156	-	-	(487)	3,669
Other interest expense	1,904	263	844	-	3,011
Restructuring expenses and related asset impairment and other expenses	330	-	-	-	330
Other expenses	635	-	54,965	-	55,600

Total expenses	7,025	263	55,809	(487)	62,610

Loss from continuing operations before income tax expense (benefit)	(4,010)	(653)	(794)	(367)	(5,824)
Income tax expense (benefit)(c)	(1,934)	27	397	-	(1,510)

Loss from continuing operations	(2,076)	(680)	(1,191)	(367)	(4,314)
Income (loss) from discontinued operations	-	-	1,498	(487)	1,011

Net income (loss)	(2,076)	(680)	307	(854)	(3,303)
Less:
Net loss from continuing operations attributable to noncontrolling interests	-	-	(1,271)	-	(1,271)
Income from discontinued operations attributable to noncontrolling interests	-	-	44	-	44

Total net loss attributable to noncontrolling interests	-	-	(1,227)	-	(1,227)

Net income (loss) attributable to AIG	(2,076)	$(680)	$1,534	$(854)	$(2,076)

(a)	Eliminated in consolidation.

(b)	Includes interest income of $840 million and $915 million for the three-month periods ended September 30, 2010 and 2009, respectively, and $2.5 billion and $3.2 billion for the nine-month periods ended September 30, 2010 and 2009, respectively, for American International Group, Inc. (As Guarantor).

(c)	Income taxes recorded by American International Group, Inc. (As Guarantor) include deferred tax expense attributable to the pending sale of foreign businesses and a valuation allowance to reduce the consolidated deferred tax asset to the amount more likely than not to be realized. See Note 14 herein for additional information.

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Condensed Consolidating Statement of Cash Flows

	American		Other
	International		Subsidiaries
	Group, Inc.		and	Consolidated
(in millions)	(As Guarantor)	AIGLH	Eliminations	AIG

Nine Months Ended September 30, 2010
Net cash (used in) provided by operating activities – continuing operations	$(345)	$(178)	$9,492	$8,969
Net cash (used in) provided by operating activities – discontinued operations	-	-	6,146	6,146

Net cash (used in) provided by operating activities	(345)	(178)	15,638	15,115

Cash flows from investing activities:
Sales of investments	1,523	-	59,491	61,014
Sales of divested businesses, net	278	-	1,625	1,903
Purchase of investments	(52)	-	(71,563)	(71,615)
Loans to subsidiaries – net	2,381	-	(2,381)	-
Contributions to subsidiaries	(2,590)	-	2,590	-
Other, net	(772)	-	5,207	4,435

Net cash (used in) provided by investing activities – continuing operations	768	-	(5,031)	(4,263)
Net cash (used in) provided by investing activities – discontinued operations	-	-	(3,264)	(3,264)

Net cash (used in) provided by investing activities	768	-	(8,295)	(7,527)

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	14,900	-	-	14,900
Federal Reserve Bank of New York credit facility repayments	(14,444)	-	(4,068)	(18,512)
Issuance of other long-term debt	-	-	9,683	9,683
Repayments on other long-term debt	(2,389)	(500)	(7,592)	(10,481)
Drawdown on the Department of the Treasury Commitment	2,199	-	-	2,199
Intercompany loans – net	(670)	676	(6)	-
Other, net	(3)	-	(2,629)	(2,632)

Net cash (used in) provided by financing activities – continuing operations	(407)	176	(4,612)	(4,843)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(3,929)	(3,929)

Net cash (used in) provided by financing activities	(407)	176	(8,541)	(8,772)
Effect of exchange rate changes on cash	-	-	(4)	(4)

Change in cash	16	(2)	(1,202)	(1,188)
Cash at beginning of period	57	2	4,341	4,400
Reclassification to assets held for sale	-	-	(1,544)	(1,544)

Cash at end of period	$73	$-	$1,595	$1,668

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

	American		Other
	International		Subsidiaries
	Group, Inc.		and	Consolidated
(in millions)	(As Guarantor)	AIGLH	Eliminations	AIG

Nine Months Ended September 30, 2009
Net cash (used in) provided by operating activities – continuing operations	$286	$(113)	$8,238	$8,411
Net cash (used in) provided by operating activities – discontinued operations	-	-	3,563	3,563

Net cash (used in) provided by operating activities	286	(113)	11,801	11,974

Cash flows from investing activities:
Sales of investments	1,345	-	70,525	71,870
Sales of divested businesses, net	857	169	3,632	4,658
Purchase of investments	(235)	-	(56,827)	(57,062)
Loans to subsidiaries – net	(2,200)	-	2,200	-
Contributions to subsidiaries	(2,608)	(2,350)	4,958	-
Other, net	605	-	(11,210)	(10,605)

Net cash (used in) provided by investing activities – continuing operations	(2,236)	(2,181)	13,278	8,861
Net cash (used in) provided by investing activities – discontinued operations	-	-	288	288

Net cash (used in) provided by investing activities	(2,236)	(2,181)	13,566	9,149

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	20,000	-	-	20,000
Federal Reserve Bank of New York credit facility repayments	(21,000)	-	-	(21,000)
Issuance of other long-term debt	-	-	2,977	2,977
Repayments on other long-term debt	(1,880)	-	(11,079)	(12,959)
Drawdown on the Department of the Treasury Commitment	3,206	-	-	3,206
Intercompany loans – net	1,655	1,094	(2,749)	-
Other, net	(22)	1,200	(12,548)	(11,370)

Net cash (used in) provided by financing activities – continuing operations	1,959	2,294	(23,399)	(19,146)
Net cash (used in) provided by financing activities – discontinued operations	-	-	(5,857)	(5,857)

Net cash (used in) provided by financing activities	1,959	2,294	(29,256)	(25,003)

Effect of exchange rate changes on cash	-	-	195	195

Change in cash	9	-	(3,694)	(3,685)
Cash at beginning of period	103	-	8,539	8,642

Cash at end of period	$112	$-	$4,845	$4,957

American International Group, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)
Supplementary disclosure of cash flow information:

	American		Other
	International		Subsidiaries
	Group, Inc.		and	Consolidated
	(As Guarantor)	AIGLH	Eliminations	AIG

Cash (paid) received during the nine months ended September 30, 2010 for:
Interest:
Third party	$(1,856)	$(146)	$(1,976)	$(3,978)
Intercompany	(1)	(170)	171	-
Taxes:
Income tax authorities	$(30)	$-	$(1,104)	$(1,134)
Intercompany	736	-	(736)	-

Cash (paid) received during the nine months ended September 30, 2009 for:
Interest:
Third party	$(1,972)	$(146)	$(2,219)	$(4,337)
Intercompany	(1)	(147)	148	-
Taxes:
Income tax authorities	$1,140	$-	$(1,159)	$(19)
Intercompany	375	(12)	(363)	-

American International Group, Inc. (As Guarantor) supplementary disclosure of non-cash activities:

Nine Months Ended September 30,
(in millions)	2010	2009

Intercompany non-cash financing and investing activities:
Capital contributions in the form of bonds	$-	$2,698
Capital contributions to subsidiaries through forgiveness of loans	2,200	287
Other capital contributions in the form of forgiveness of payables and contribution of assets – net	68	1,900
Paydown of FRBNY Credit Facility by subsidiary	4,068	-
Intercompany loan settled through note receivable	214	-
Note received offset by intercompany payable	25	-
Loan receivable offset by intercompany payable	460	-

16. Subsequent Events
     On October 29, 2010, AIG completed an initial public offering of 8.08 billion ordinary shares of AIA for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, AIG owned approximately 33 percent of AIA’s outstanding shares. Accordingly in the fourth quarter of 2010, AIG will deconsolidate AIA and expects to record a material gain on the transaction. Under the terms of an agreement with the underwriters, AIG is precluded from selling or hedging any of its remaining shares of AIA until October 18, 2011 and more than half of its remaining shares of AIA until April 18, 2012. Based on AIG’s significant continuing involvement through its equity ownership AIA is not being presented as a discontinued operation in the Consolidated Financial Statements at September 30, 2010. At October 29, 2010, the fair value of AIG’s retained interest in AIA was approximately $11.8 billion.
     On November 1, 2010, AIG closed the sale of ALICO to MetLife and received net cash consideration of $7.2 billion (which included an upward price adjustment of approximately $400 million pursuant to the terms of the ALICO stock purchase agreement), 78,239,712 shares of MetLife common stock, 6,857,000 shares of newly issued MetLife participating preferred stock convertible into 68,570,000 shares of MetLife common stock upon the approval of MetLife shareholders, and 40,000,000 equity units of MetLife with an aggregate stated value of $3.0 billion. AIG intends to monetize these MetLife securities over time, subject to market conditions, following the lapse of agreed-upon minimum holding periods. AIG expects to record a material gain on the transaction in the fourth quarter.

American International Group, Inc. and Subsidiaries
Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Management’s Discussion and Analysis of Financial Condition and Results of Operations is designed to provide the reader a narrative with respect to American International Group, Inc.’s (AIG’s) operations, financial condition and liquidity and certain other significant matters.
Cautionary Statement Regarding Forward-Looking Information
     This Quarterly Report on Form 10-Q and other publicly available documents may include, and AIG’s officers and representatives may from time to time make, projections and statements which may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections and statements may address, among other things:
•	the completion of the transactions contemplated by the agreement in principle, dated September 30, 2010 (the Recapitalization Agreement in Principle), for a series of integrated transactions (the Recapitalization) with the Federal Reserve Bank of New York (FRBNY), the United States Department of the Treasury (Department of the Treasury) and the AIG Credit Facility Trust (the Trust);

•	the number, size, terms, cost, proceeds and timing of dispositions and their potential effect on AIG’s businesses, financial condition, results of operations, cash flows and liquidity (and AIG at any time and from time to time may change its plans with respect to the sale of one or more businesses);

•	AIG’s long-term business mix which will depend on the outcome of AIG’s asset disposition program;

•	AIG’s exposures to subprime mortgages, monoline insurers and the residential and commercial real estate markets;

•	AIG’s ability to retain and motivate its employees; and

•	AIG’s strategy for customer retention, growth, product development, market position, financial results and reserves.

American International Group, Inc. and Subsidiaries
     It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the anticipated results and financial condition indicated in these projections and statements. Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections and statements include:
•	a failure to complete the transactions contemplated by the Recapitalization Agreement in Principle;

•	developments in global credit markets; and

•	such other factors as discussed throughout Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Part I, Item 1A. Risk Factors of the Annual Report on Form 10-K for the year ended December 31, 2009 (including Amendment No. 1 on Form 10-K/A filed on March 31, 2010 and Amendment No. 2 on Form 10-K/A filed on August 24, 2010, collectively the 2009 Annual Report on Form 10-K) and throughout Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Part II, Item 1A. Risk Factors in each of the Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2010, the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2010 and this Quarterly Report on Form 10-Q.
     AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projection or other statement, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.
     Throughout this Management’s Discussion and Analysis of Financial Condition and Results of Operations, AIG presents its operations in the way it believes will be most meaningful, as well as most transparent. Certain of the measurements used by AIG management are “non-GAAP financial measures” under SEC rules and regulations. Underwriting profit (loss) is utilized to report results for AIG’s General Insurance operations and pre-tax income (loss) before net realized capital gains (losses) is utilized to report results for AIG’s life insurance and retirement services operations as these measures enhance the understanding of the underlying profitability of the ongoing operations of these businesses and allow for more meaningful comparisons with AIG’s insurance competitors.
     AIG has also incorporated into this discussion a number of cross-references to additional information included throughout this Quarterly Report on Form 10-Q and in the 2009 Annual Report on Form 10-K to assist readers seeking additional information related to a particular subject.
Executive Overview
     AIG reports the results of its operations through the following reportable segments:
•	General Insurance — branded as Chartis in 2009, is comprised of multiple line companies writing substantially all lines of property and casualty insurance and various personal lines both domestically and abroad. Beginning in the third quarter of 2010, includes the results of Fuji Fire & Marine Insurance Company Limited (Fuji).

•	Domestic Life Insurance & Retirement Services — branded as SunAmerica Financial Group in 2009. AIG’s Domestic Life Insurance businesses offer a broad range of protection products, including individual term and universal life insurance, and group life and health products. In addition, Domestic Life Insurance offers a variety of payout annuities, which include single premium immediate annuities, structured settlements and terminal funding annuities. Domestic Retirement Services businesses offer group retirement products and individual fixed and variable annuities. Certain previously acquired closed blocks and other fixed and variable annuity blocks that have been discontinued are reported as “runoff” annuities. Domestic Retirement Services also maintains a runoff block of Guaranteed Investment Contracts (GICs) that were written in (or issued to) the institutional market place prior to 2006.

•	Foreign Life Insurance & Retirement Services — provides insurance and investment-oriented products such as whole and term life, investment linked, universal life and endowments, personal accident and health products, and group products including pension, life and health, and fixed annuities in Asia.

•	Financial Services — engages in diversified activities, including commercial aircraft and equipment leasing and capital markets operations, both in the United States and abroad.

American International Group, Inc. and Subsidiaries
Priorities for 2010 and 2011
     AIG is focused on the following priorities for 2010 and 2011:
•	Completing the Recapitalization and related transactions;
•	completing the definitive documentation and executing the transactions contemplated by the Recapitalization Agreement in Principle, including the repayment of all amounts owed under the FRBNY credit facility (the FRBNY Credit Facility) provided by the FRBNY under the Credit Agreement, dated as of September 22, 2008 (as amended, the FRBNY Credit Agreement), between AIG and the FRBNY;

•	closing the pending sales transactions for American General Finance, Inc. (AGF), AIG Star Life Insurance Co., Ltd. (AIG Star) and AIG Edison Life Insurance Company (AIG Edison) and implementing plans to monetize securities of MetLife, Inc. (MetLife) received upon the sale of American Life Insurance Company (ALICO);

•	developing plans to monetize additional shares of AIA Group Limited (AIA) following completion of the initial public offering and listing on the Stock Exchange of Hong Kong on October 29, 2010; and

•	pursuing options for a sale of Nan Shan.
•	Continuing the stabilization and strengthening of AIG’s businesses; and

•	Continuing the wind-down of AIG’s exposure to certain financial products and derivatives trading activities.
Significant Events in 2010
Recapitalization
     As further discussed in Note 1 in the Consolidated Financial Statements, on September 30, 2010, AIG entered into the Recapitalization. The transactions constituting the Recapitalization are to occur substantially simultaneously at the closing (Closing) of the Recapitalization and include the following:
•	Repayment and Termination of the FRBNY Credit Facility: At the Closing, AIG will repay to the FRBNY in cash all amounts owing under the FRBNY Credit Facility, and the FRBNY Credit Facility will be terminated.

•	Repurchase and Exchange of the SPV Preferred Interests: At the Closing, AIG will draw down an amount remaining available to be funded under the commitment of the Department of the Treasury (Department of the Treasury Commitment) pursuant to the Securities Purchase Agreement, dated as of April 17, 2009 (Series F SPA), between AIG and the Department of the Treasury relating to the Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (Series F Preferred Stock), less any amount designated by AIG (Series G Drawdown Right) to be allocated to the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (Series G Preferred Stock), as described below. As of October 31, 2010, the total available funding under the Department of the Treasury Commitment was approximately $22.3 billion (this amount, less any amount designated for the Series G Drawdown Right, the Series F Closing Drawdown Amount). AIG will use the Series F Closing Drawdown Amount to repurchase all or a portion of the FRBNY’s preferred interests in the SPVs (SPV Preferred Interests) corresponding to the Series F Closing Drawdown Amount (Transferred SPV Preferred Interests) and transfer the Transferred SPV Preferred Interests to the Department of the Treasury in exchange for shares of Series F Preferred Stock with an equivalent liquidation value.

•	Issuance of AIG’s Series G Preferred Stock: In connection with the Recapitalization, AIG and the Department of the Treasury will amend and restate the Series F SPA to provide for the issuance of the Series G Preferred Stock by AIG to the Department of the Treasury at the Closing. The right of AIG to draw on the Department of the Treasury Commitment will be terminated, and outstanding Series F Preferred Stock will be exchanged as described below.

•	Exchange of Series C, E and F Preferred Stock for AIG Common Stock: At the Closing, (i) the shares of the Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (Series C Preferred

American International Group, Inc. and Subsidiaries
Stock), held by the Trust will be exchanged for approximately 562.9 million shares of AIG common stock, par value $2.50 per share (AIG Common Stock), which will simultaneously be distributed to the Department of the Treasury; (ii) the shares of the Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (Series E Preferred Stock) held by the Department of the Treasury will be exchanged for approximately 924.5 million shares of AIG Common Stock; and (iii) the shares of the Series F Preferred Stock held by the Department of the Treasury will be exchanged for (a) the Transferred SPV Preferred Interests (as described above), (b) newly issued shares of the Series G Preferred Stock and (c) approximately 167.6 million shares of AIG Common Stock. After completing the Recapitalization, the Department of the Treasury will hold approximately 1.655 billion shares of newly issued AIG Common Stock, representing ownership of approximately 92.1 percent of the AIG Common Stock that will be outstanding as of the Closing.
•	Issuance to AIG’s Shareholders of Warrants to Purchase AIG Common Stock: Immediately after the Closing, AIG will issue to the holders of AIG Common Stock prior to the Closing, by means of a dividend, 10-year warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share.

•	Exchange of Equity Units: On October 8, 2010, AIG commenced an offer to exchange up to 74,480,000 of its Equity Units for consideration per Equity Unit equal to 0.09867 shares of AIG Common Stock plus $3.2702 in cash. The consideration offered per Equity Unit is the same number of shares and the same cumulative amount of cash per Equity Unit that a holder would receive if the holder did not tender into the exchange offer and instead held Equity Units and settled the respective stock purchase contract at its final stock purchase date with the proceeds from subordinated debentures. The 74,480,000 Equity Units AIG seeks to acquire represent approximately 95 percent of the outstanding Equity Units. If more than 95 percent of the holders of the outstanding Equity Units accept the exchange offer, the Equity Units accepted in the exchange offer will be prorated as necessary to remain within this limit. The exchange offer expires on November 10, 2010, unless extended or earlier terminated by AIG. In addition, debentures included in the Equity Units not exchanged in the exchange offer will continue to be subject to remarketing. Depending on the amount of Equity Units that are accepted for exchange in the exchange offer, the trading market for the Equity Units that remain outstanding after the exchange offer is expected to be more limited. AIG may, to the extent permitted by applicable law, after the settlement date of the exchange offer, purchase Equity Units. Following completion of the exchange offer, AIG may also repurchase Debentures in a remarketing, in the open market, in privately negotiated transactions or otherwise. No assurance can be given that AIG will complete the exchange offer or that the terms of the exchange offer will not be changed.

•	The Department of the Treasury’s Outstanding Warrants: The outstanding warrants currently held by the Department of the Treasury will remain outstanding following the Recapitalization; but no adjustment will be made to the terms of the warrants as a result of the Recapitalization.
     These transactions contemplated by the Recapitalization are subject to the negotiation and execution of definitive documentation, whose terms may differ from those described above, and include the following material conditions:
•	the Recapitalization transactions will generate aggregate proceeds sufficient to repay all amounts owing under the FRBNY Credit Facility;

•	the FRBNY will not hold SPV Preferred Interests having an aggregate liquidation preference in excess of $6 billion;

•	AIG and the primary insurance companies of Chartis and SunAmerica shall have rating profiles reasonably acceptable to the FRBNY, the Department of the Treasury, the Trust and AIG;

•	AIG shall have in place at the Closing available cash and third party financing commitments in amounts and on terms reasonably acceptable to the FRBNY, the Department of the Treasury and AIG;

American International Group, Inc. and Subsidiaries
•	AIG shall have achieved its year-end 2010 targets for the de-risking of AIG Financial Products Corp. and AIG Trading Group Inc. and their respective subsidiaries (AIGFP); and

•	shareholder, regulatory and other customary approvals.
AIA Initial Public Offering
     During the second quarter of 2010, AIG and Prudential plc terminated the AIA purchase agreement they had entered in March 2010 and in accordance with the terms of the purchase agreement, Prudential plc paid AIG a termination fee of $228 million, which was included in Net loss (gain) on sale of divested businesses in the Consolidated Statement of Income (Loss) during the second quarter of 2010. As a result of the termination, AIA is presented as part of continuing operations in the Consolidated Financial Statements (AIA was previously presented as discontinued operations upon the entry into the purchase agreement in March 2010). See Note 2 in the Consolidated Financial Statements for discussion of segment reporting presentation.
     On October 29, 2010, AIG completed an initial public offering of 8.08 billion ordinary shares of AIA for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, AIG owned approximately 33 percent of AIA’s outstanding shares. Accordingly in the fourth quarter of 2010, AIG will deconsolidate AIA and expects to record a material gain on the transaction. Under the terms of an agreement with the underwriters, AIG is precluded from selling or hedging any of its remaining shares of AIA until October 18, 2011 and more than half of its remaining shares of AIA until April 18, 2012. Based on AIG’s significant continuing involvement through its equity ownership AIA is not being presented as a discontinued operation in the Consolidated Financial Statements at September 30, 2010. At October 29, 2010 the fair value of AIG’s retained interest in AIA was approximately $11.8 billion.
     Under the Recapitalization Agreement in Principle, net cash proceeds from the AIA public offering will be held in escrow pending the Closing of the transactions contemplated by the Recapitalization Agreement in Principle. Upon the Closing of such transactions, these cash proceeds will be loaned by AIA Aurora LLC to AIG and will be used to repay amounts owing under the FRBNY Credit Facility. If the transactions contemplated by the Recapitalization Agreement in Principle are not completed, AIG expects that the net proceeds would instead be used to pay down the liquidation preference of the AIA SPV Preferred Interests held by FRBNY, including preferred returns. AIG expects that, unless otherwise agreed with the FRBNY, any excess would then be used to repay any outstanding debt under the FRBNY Credit Facility.
     The value of the AIA shares that AIG will continue to hold following the initial public offering of AIA will fluctuate until the ultimate disposition by AIG of the AIA shares. The value of the AIA shares will rise and fall in response to various factors beyond the control of AIG, including the business and financial performance of AIA. The agreement with the underwriters precludes AIG from entering into hedging transactions that might protect AIG against fluctuations in the value of its remaining interests in AIA while those restrictions are in place.
ALICO Sale
     On March 7, 2010, AIG and ALICO Holdings LLC (ALICO SPV), a special purpose vehicle formed by AIG, entered into a definitive agreement with MetLife for the sale of ALICO by ALICO SPV to MetLife, and the sale of Delaware American Life Insurance Company by AIG to MetLife, for consideration then valued at approximately $15.5 billion, consisting of $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair market value of the consideration at closing was approximately $16.2 billion.
     On the closing date, as consideration for the ALICO sale, ALICO SPV received net cash consideration of $7.2 billion (which included an upward price adjustment of approximately $400 million pursuant to the terms of the ALICO stock purchase agreement), 78,239,712 shares of MetLife common stock, 6,857,000 shares of newly issued participating preferred stock convertible into 68,570,000 shares of MetLife common stock upon the approval of MetLife shareholders, and 40,000,000 equity units of MetLife with an aggregate stated value of $3.0 billion. AIG intends to monetize these MetLife securities over time, subject to market conditions, following

American International Group, Inc. and Subsidiaries
the lapse of agreed-upon minimum holding periods. AIG expects to record a material gain on the transaction in the fourth quarter.
     Under the Recapitalization, net cash proceeds from the ALICO sale will be held in escrow pending the Closing. Upon the Closing of the Recapitalization, these cash proceeds will be loaned by ALICO SPV to AIG and will be used to repay amounts owing under the Credit Agreement. If the Recapitalization is not completed, AIG expects that the cash proceeds would instead be paid to the FRBNY in its capacity as holder of preferred interests in ALICO SPV to reduce the aggregate outstanding liquidation preference of those preferred interests.
     Prior to conversion into MetLife common stock, the participating preferred stock will be entitled to dividends equivalent, on an as-converted basis, to those that may be declared from time to time on MetLife common stock.
     Each of the equity units of MetLife has an initial stated amount of $75 and consists of an ownership interest in three series of senior debt securities of MetLife and three stock purchase contracts with a weighted average life of approximately three years. The stock purchase contracts obligate the holder of an equity unit to purchase, and obligate MetLife to sell, a number of shares of MetLife common stock that will be determined based on the market price of MetLife common stock at the scheduled settlement dates under the stock purchase contracts (a minimum of 67,764,000 shares and a maximum of 84,696,000 shares in the aggregate for all equity units, subject to anti-dilution adjustments). The equity units provide for the remarketing of the senior debt securities to fund the purchase price of the MetLife common stock. They also entitle the holder to receive interest payments on the senior debt securities and deferrable contract payments at a combined rate equal to 5% of their stated amount. The equity units have been placed in escrow as collateral to secure payments, if any, in respect of indemnity obligations owed by ALICO SPV to MetLife under the ALICO stock purchase agreement and other transaction agreements. The escrow collateral will be released to ALICO SPV over a 30-month period, to the extent not used to make indemnity payments or to secure pending indemnity claims submitted by MetLife.
     The value of the MetLife securities received in the sale of ALICO will continue to fluctuate until the ultimate monetization by AIG of the MetLife securities. These fluctuations will be influenced by market prices of MetLife securities generally, and the market prices of MetLife common stock in particular, which will rise and fall in response to various factors beyond the control of AIG, including the business and financial performance of MetLife. AIG is subject in each case to agreed-upon minimum holding periods that also restrict AIG’s ability to enter into hedging transactions that might protect AIG against fluctuations in the value of the securities consideration. These minimum holding periods and hedging restrictions cannot be altered without the consent of MetLife, so AIG will bear the risk of these market price fluctuations during the applicable holding periods. The amount of any gain or loss recognized by AIG upon each sale will depend upon the fair value of the securities consideration received as of closing and the proceeds received by AIG from the monetization of the securities. This may also result in AIG realizing ultimate cash proceeds from the monetization of the securities consideration that are substantially less than what might be expected from the value of such consideration as of the date of the closing of the sale.
AGF Sale
     On August 10, 2010, AIG entered into a definitive agreement to sell 80 percent of AGF for $125 million. Since AIG’s voting ownership interest in AGF will fall below 20 percent, AGF has been reclassified to discontinued operations. As a result of this transaction, AIG recorded an estimated pre-tax loss of approximately $1.9 billion in the third quarter of 2010. The transaction is expected to close by the end of 2010 subject to regulatory approvals and customary closing conditions.
AIG Star and AIG Edison Sale
     On September 29, 2010, AIG entered into a definitive agreement with Prudential Financial, Inc. for the sale of its Japan-based insurance subsidiaries AIG Star and AIG Edison for $4.8 billion, less the principal balance of certain outstanding debt owed by AIG Star and AIG Edison as of the closing date. As of September 30, 2010, the outstanding principal balance of the debt approximated $0.6 billion. The transaction is expected to close by the end of the first quarter of 2011, subject to regulatory approvals and customary closing conditions.

American International Group, Inc. and Subsidiaries
Nan Shan Transaction
     In the fourth quarter of 2009, AIG entered into an agreement to sell its 97.57 percent share of Nan Shan for approximately $2.15 billion. On August 31, 2010, the Taiwan Financial Supervisory Commission did not approve the sale of Nan Shan to the purchasers. Although the sale was not approved by regulatory authorities in Taiwan, AIG is pursuing other opportunities to divest Nan Shan and believes the proceeds from the sale of this business will approximate the previous sale amount. In addition, AIG believes it will complete the sale of Nan Shan within 12 months with similar terms and conditions. Therefore, AIG continues to classify Nan Shan as held-for-sale and as a discontinued operation. This is based on management’s expressed intent to exit the life insurance market in Taiwan.
     See Notes 1 and 3 to the Consolidated Financial Statements for further discussion of these transactions.
Sale of Interest in Transatlantic
     On March 15, 2010, AIG closed a secondary public offering of 8,466,693 shares of Transatlantic Holdings, Inc. (Transatlantic) common stock owned by American Home Assurance Company, a subsidiary of AIG, for aggregate gross proceeds of $452 million.
ILFC Liquidity
     During the first nine months of 2010, ILFC significantly increased its liquidity position through a combination of new secured and unsecured debt issuances of approximately $8.8 billion and an extension of the maturity date of $2.16 billion of its $2.5 billion revolving credit facility from October 2011 to October 2012. Approximately $4.0 billion of the $4.4 billion in debt issued in the third quarter of 2010 was used to repay loans from AIG. AIG used the $4.0 billion received from ILFC to reduce the principal amount outstanding under the FRBNY Credit Facility. Availability of $318 million of debt issuances is subject to the satisfaction of certain collateralization milestones. In addition, during the nine-month period ended September 30, 2010, ILFC agreed to sell 64 aircraft to third parties, of which 59 aircraft, with an aggregate book value of approximately $2.6 billion, met the criteria to be classified as held for sale. These sales are expected to generate approximately $2.3 billion in gross proceeds during 2010. During the nine-month period ended September 30, 2010, 35 of the 64 aircraft were sold, of which 31 had been classified as held for sale. At September 30, 2010, 28 aircraft were recorded in Assets held for sale on the Consolidated Balance Sheet and the sales are expected to be completed for most of these aircraft during the remainder of 2010.
2010 Financial Overview
     AIG’s income from continuing operations before income taxes amounted to $422 million in the third quarter of 2010, an increase of $939 million compared to the same period of 2009. These results reflected the following:
•	an improvement in underwriting results for General Insurance and Mortgage Guaranty;

•	an improvement of $660 million in Asset Management pre-tax earnings, reflecting decreases in impairment charges on proprietary real estate and private equity investments as well as the prior year quarter’s goodwill impairment charges;

•	losses of $885 million on sales of divested businesses recorded in the third quarter of 2009; and

•	a reduction in net realized capital losses of $1.2 billion as discussed in Consolidated Results — Net Realized Capital Gains (Losses).
These improvements were partially offset by the following:
•	a decline of $1.2 billion in Financial Services pre-tax income, reflecting a decrease in unrealized market valuation gains on the super senior credit default swap portfolio in Capital Markets of $807 million, as well as ILFC impairment charges recorded in the third quarter of 2010 of $465 million; and

•	a decline of $1.2 billion in net investment income, primarily driven by lower valuation gains associated with AIG’s interests in Maiden Lane II LLC (ML II) and Maiden Lane III LLC (ML III) (together, the Maiden

American International Group, Inc. and Subsidiaries
Lane Interests), as well as accelerated amortization of the prepaid commitment fee asset of $762 million in 2010.
     Additionally, AIG recorded a net loss from discontinued operations of $1.8 billion during the third quarter of 2010, which included a goodwill impairment charge of $1.3 billion related to the sale of AIG Star and AIG Edison as well as an estimated pre-tax loss of $1.9 billion on the sale of AGF.
Consideration of AIG’s Ability to Continue as a Going Concern
     In connection with the preparation of this Quarterly Report on Form 10-Q, management has assessed whether AIG has the ability to continue as a going concern. In making this assessment, AIG has considered:
•	The commitment of the U.S. government to continue to work with AIG to maintain its ability to meet its obligations as they come due;

•	The execution of the Recapitalization Agreement in Principle;

•	AIG’s liquidity-related actions and plans to stabilize its businesses and repay the debt outstanding under the FRBNY Credit Facility, including the Recapitalization;

•	The additional capital provided or committed through the Department of the Treasury Commitment until completion of the Recapitalization;

•	The plans to monetize the MetLife securities received upon the ALICO closing;

•	The plans to sell the remaining shares in AIA;

•	The level of AIG’s realized and unrealized losses and the negative impact of these losses in shareholders’ equity and on the capital levels of AIG’s insurance subsidiaries;

•	The continuing liquidity needs in certain of AIG’s businesses and AIG’s actions to address such needs;

•	The substantial risks to which AIG is subject; and

•	AIG’s ability to obtain third party financing and/or ability to access capital markets following the Recapitalization.
     In considering these items, management made significant judgments and estimates with respect to the potentially adverse financial and liquidity effects of AIG’s risks and uncertainties. Management also assessed other items and risks arising in AIG’s businesses and made reasonable judgments and estimates with respect thereto. After consideration, management believes that it will have adequate liquidity to finance and operate AIG’s businesses and continue as a going concern for at least the next twelve months.
     It is possible that the actual outcome of one or more of management’s plans could be materially different, that one or more of management’s significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect and that AIG could fail to complete the Recapitalization. If one or more of these possible outcomes is realized and third party financing and existing liquidity sources, including those from the U.S. Government, are not sufficient, without continued support from the U.S. Government in the future there could exist substantial doubt about AIG’s ability to operate as a going concern.
     See Note 1 to the Consolidated Financial Statements for additional discussion regarding going concern considerations.

American International Group, Inc. and Subsidiaries
Capital Resources and Liquidity
Liquidity
Overview
     At September 30, 2010, remaining amounts available under the FRBNY Credit Facility and the Department of the Treasury Commitment were $14.9 billion and $22.3 billion, respectively, compared to $17.1 billion and $24.5 billion, respectively, at December 31, 2009.
     AIG manages liquidity at both the parent and subsidiary levels. AIG expects the parent’s primary uses of available cash will be debt service and subsidiary funding. AIG expects that dividends, distributions, and other payments from subsidiaries will support AIG Parent’s liquidity needs. The FRBNY Credit Facility is also expected to continue to be a source of liquidity until the Closing of the Recapitalization, as described more fully above, whereby AIG intends to fully repay and terminate the FRBNY Credit Facility. In addition, although the Department of the Treasury Commitment may also be used as a source of funding, primarily to support the capital needs of AIG’s insurance company subsidiaries, AIG does not expect to utilize the Department of the Treasury Commitment for this purpose. Instead, AIG expects to use the Department of the Treasury Commitment as described under Repurchase and Exchange of the SPV Preferred Interests under Recapitalization above.
     Until the Closing and unless otherwise agreed with the FRBNY, net proceeds from the sales of operations and assets are expected to be used to repay any outstanding debt under the FRBNY Credit Facility, after taking into account taxes, transaction expenses and capital required to be retained for regulatory or ratings purposes except proceeds from the sale of the MetLife securities and the remaining AIA shares must be used to reduce the liquidation preference of the SPV Preferred Interests.
     In the event the Recapitalization does not close, AIG expects that the FRBNY Credit Facility and the Department of the Treasury Commitment will continue to be available under the existing terms and conditions to support AIG Parent’s liquidity needs.
     AIG expects that its subsidiaries will be able to continue to meet their obligations as they come due for at least the next twelve months through cash flows from operations and, to the extent necessary, maturing investments and asset sales as well as potential debt issuances.
     See further discussion regarding AIG’s liquidity considerations in Liquidity of Parent and Subsidiaries.
Analysis of sources and uses of cash
The following table presents selected data from AIG’s Consolidated Statement of Cash Flows:

Nine Months Ended September 30,
(in millions)	2010	2009

Summary:
Net cash provided by operating activities	$15,115	$11,974
Net cash provided by (used in) investing activities	(7,527)	9,149
Net cash (used in) financing activities	(8,772)	(25,003)
Effect of exchange rate changes on cash	(4)	195

Change in cash	(1,188)	(3,685)
Cash at beginning of period	4,400	8,642
Reclassification of assets held for sale	(1,544)	-

Cash at end of period	$1,668	$4,957

     Net cash provided by operating activities was positive for both the nine months of 2010 and 2009, principally due to continued positive cash flows from AIG’s life insurance subsidiaries.
     Insurance companies generally receive most premiums in advance of the payment of claims or policy benefits, but the ability of general insurance operations to generate positive cash flow is affected by operating expenses, the frequency and severity of losses under its insurance policies, as well as by policy retention rates. Cash provided by

American International Group, Inc. and Subsidiaries
General Insurance operations was $1.0 billion for the first nine months of 2010 compared to $1.5 billion in the same period in 2009 as a reduction in claims paid was partially offset by declines in premiums collected, arising primarily from a decrease in domestic production. Catastrophic events and significant casualty losses, the timing and effect of which are inherently unpredictable, reduce operating cash flow for AIG’s General Insurance operations. Cash provided by AIG’s life insurance subsidiaries, including entities presented as discontinued operations, was $10.1 billion for the first nine months of 2010 compared to $5.7 billion in the same period in 2009 as growth in international markets was partially offset by a decrease in cash flows from domestic operations. Cash flows provided from Financial Services including entities presented as discontinued operations were $3.4 billion and $4.2 billion for the nine months ended September 30, 2010 and 2009, respectively. The decrease can be attributed in part to the continued wind-down of Capital Markets’ businesses and portfolio.
     The Capital Markets wind-down and other segment developments affecting net income described above are further discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations.
     Accrued compounding interest and fees (reflected as non-cash expenses) were paid in kind in both periods under the provisions of the FRBNY Credit Facility and, accordingly, did not reduce operating cash flow in either period. Debt under the FRBNY Credit Facility includes total accrued compounding interest and fees of $6.2 billion at September 30, 2010, the payment of which will be reflected as a reduction in operating cash flows in the period that the accrued compounding interest and fees for the FRBNY Credit Facility are paid.
     Net cash used in investing activities in the first nine months of 2010 primarily resulted from net purchases of fixed maturity securities due to AIG’s ability to invest cash generated from operating activities, and the redeployment of liquidity that had been accumulated by the insurance companies in the 2008 and 2009 time frame. In the first nine months of 2009, Net cash provided by investing activities resulted from the net proceeds from the sale and maturity of investments.
     Net cash used in financing activities was significantly lower in the third quarter of 2010 compared to the same period in 2009, primarily as a result of declines in policyholder contract withdrawals, reflecting improved conditions for the life insurance and retirement services businesses, as well as the issuances of long-term debt by ILFC, which is discussed in Liquidity of Parent and Subsidiaries — Financial Services — ILFC. See Contractual Obligations herein for additional information.

American International Group, Inc. and Subsidiaries
FRBNY Credit Facility
The following table presents changes in net borrowings outstanding and the remaining available amount that can be borrowed under the FRBNY Credit Facility:

Nine Months Ended September 30, 2010
(in millions)

Net borrowings outstanding, January 1, 2010	$17,900
Loans to AIGFP for collateral postings, GIA and other maturities	850
AIGFP repayments to AIG	(1,431)
Debt payments	2,484
AIG Funding commercial paper maturities	2,000
Dividends from subsidiaries(a)	(640)
Net loan repayments to AGF	800
Net cash proceeds applied as mandatory prepayments	(5,825)
Other borrowings and repayments, net	(1,850)

Net borrowings outstanding, September 30, 2010	14,288
Accrued compounding interest and fees inception through December 31, 2009	5,535
Accrued compounding interest and fees January 1, 2010 through September 30, 2010(b)	647

Total balance outstanding, September 30, 2010	$20,470

Total FRBNY Credit Facility, January 1, 2010(c)	$35,000
Mandatory prepayments	(5,825)

Total FRBNY Credit Facility, September 30, 2010(c)	29,175
Less: borrowings outstanding, September 30, 2010	(14,288)

Remaining available amount, September 30, 2010(c)	$14,887

(a)	Excludes dividends of $520 million which are included in the Net cash proceeds applied as mandatory prepayments line.

(b)	Excludes interest payable of $2.3 million at September 30, 2010, which was included in Other liabilities.

(c)	The FRBNY has been considering whether prior payments made by AIG to repay the FRBNY Credit Facility from asset sales should be treated as mandatory prepayments that reduce the amount available under the FRBNY Credit Facility. If the FRBNY takes this position, at September 30, 2010, this would reduce the amount available to be borrowed under the FRBNY Credit Facility by approximately $3.6 billion. Such reduction in the FRBNY Credit Facility would trigger accelerated amortization of the prepaid commitment fee asset of approximately $600 million.
     As noted above, AIG intends to fully repay and terminate the FRBNY Credit Facility upon the Closing of the Recapitalization transaction.
Department of the Treasury Commitment
     On April 17, 2009, AIG entered into a Securities Purchase Agreement with the Department of the Treasury, pursuant to which (i) AIG issued to the Department of the Treasury (a) 300,000 shares of Series F Preferred Stock, and (b) a warrant to purchase 150 shares of AIG Common Stock, and (ii) the Department of the Treasury agreed to provide up to $29.835 billion pursuant to the Department of the Treasury Commitment in exchange for increases in the liquidation preference of the Series F Preferred Stock. See Note 10 to the Consolidated Financial Statements and Note 16 to the Consolidated Financial Statements in AIG’s 2009 Financial Statements for further discussion.

American International Group, Inc. and Subsidiaries
The following table presents changes in drawdowns and the remaining available amount under the Department of the Treasury Commitment:

Nine Months Ended September 30, 2010
(in millions)

Total drawdowns, January 1, 2010	$5,344
Redemption and repurchase of securities held by insurance subsidiaries	2,230
UGC related restructuring transactions	48
Net paydown (borrowings) under FRBNY Credit Facility	(79)

Total drawdowns, September 30, 2010	$7,543

Total Department of the Treasury commitment, January 1, 2010	$29,835
Less: drawdowns, September 30, 2010	(7,543)

Remaining available amount, September 30, 2010	$22,292

     As noted above, pursuant to the Recapitalization, AIG intends to draw down a significant portion of the availability under this commitment to purchase a portion of the SPV Preferred Interests which will be exchanged with the Department of the Treasury.
     Additional details regarding liquidity sources are included in Liquidity of Parent and Subsidiaries below.
AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due
     AIG expects that the repayment of future debt maturities (including the FRBNY Credit Facility) and the payment of the preferred returns and liquidation preference on the SPV Preferred Interests will be its primary uses of available cash over the next 12 months. Until the Closing and unless otherwise agreed with the FRBNY, net proceeds from the sales of operations and assets are expected to be used to repay any outstanding debt under the FRBNY Credit Facility, after taking into account taxes, transaction expenses and capital required to be retained for regulatory or ratings purposes. This is exclusive of proceeds from the sale of the MetLife securities and the remaining AIA shares, which must be used to reduce the liquidation preference of the SPV Preferred Interests.
     See Recapitalization above for a discussion of the expected use of proceeds under the Recapitalization.
The following table summarizes the maturing debt at September 30, 2010 of AIG and its subsidiaries for the next four quarters:

	Fourth		First	Second	Third
	Quarter		Quarter	Quarter	Quarter
(in millions)	2010		2011	2011	2011	Total

ILFC	$2,502	*	$1,488	$1,278	$1,984	$7,252
AIG borrowings supported by assets	1,252		221	1,541	1,132	4,146
AIG general borrowings	500		141	-	-	641
Other	29		5	3	4	41

Total	$4,283		$1,855	$2,822	$3,120	$12,080

*	On October 7, 2010, ILFC prepaid in full the $2.0 billion principal amount outstanding under its revolving credit facility with a scheduled maturity date of October 14, 2010.
     AIG’s plans for meeting these maturing obligations are as follows:
•	ILFC’s sources of liquidity available to meet these needs include existing cash, future cash flows from operations, debt issuances and aircraft sales (see Liquidity of Parent and Subsidiaries — Financial Services — ILFC below). During the first nine months of 2010, ILFC significantly increased its liquidity position through a combination of new secured and unsecured debt issuances of approximately $8.8 billion and an extension of the maturity date of $2.16 billion of its $2.5 billion revolving credit facility from October 2011 to October 2012. Availability of $318 million of debt issuances is subject to the satisfaction of certain

American International Group, Inc. and Subsidiaries
collateralization milestones. In addition, during the nine-month period ended September 30, 2010, ILFC agreed to sell 64 aircraft to third parties. These sales are expected to generate approximately $2.3 billion in gross proceeds during 2010. During the nine-month period ended September 30, 2010, 35 of the 64 aircraft were sold. Based on this level of increased liquidity and expected future sources of funding, including existing cash balances, future cash flows from operations, potential debt issuances and aircraft sales, AIG now expects that ILFC will be able to meet its existing obligations as they become due for at least the next twelve months. Therefore, while AIG has acknowledged its intent to support ILFC through February 28, 2011, at the current time AIG believes that any further extension of such support will not be necessary.
•	AIG borrowings supported by assets is comprised of debt under the Matched Investment Program (MIP) as well as Capital Markets debt being managed by Direct Investment. Approximately $3.5 billion of Direct Investment business’ debt maturities through September 30, 2011 are fully collateralized, with assets backing the corresponding liabilities; however, mismatches in the timing of cash inflows on the assets and outflows with respect to the liabilities may require assets to be sold to satisfy maturing liabilities. Depending on market conditions and Direct Investment business’ ability to sell assets at that time, proceeds from sales may not be sufficient to satisfy the full amount due on maturing liabilities. Any shortfalls would need to be funded by AIG Parent. Assets from the MIP may be sold in connection with the Recapitalization which would require additional amounts to be funded to the MIP in the future.

•	AIG expects to meet its debt maturities as well as potential collateral calls or termination payments related to certain financial derivative transactions until the Closing primarily through borrowings under the FRBNY Credit Facility, and dividends, distributions, and other payments from subsidiaries. Upon the closing of the Recapitalization, AIG expects to have access to other sources of liquidity as described below. In the event the Recapitalization does not close, AIG expects that the FRBNY Credit Facility and the Department of the Treasury Commitment will continue to be available under the existing terms and conditions to support AIG Parent’s Liquidity needs. AIG intends to re-access the long-term debt markets in the fourth quarter of 2010.
Liquidity of Parent and Subsidiaries
AIG Parent
The following table presents AIG Parent’s sources of liquidity:

	As of
(In millions)	September 30, 2010	October 27, 2010

Cash and short-term investments	$545	$515
Available borrowing under the FRBNY Credit Facility	14,887	14,587
Available capacity under the Department of the Treasury Commitment	22,292	22,292

Total	$37,724	$37,394

     AIG believes that it has sufficient liquidity at the AIG Parent level to meet its obligations through at least the next twelve months. However, no assurance can be given that AIG’s cash needs will not exceed projected amounts. Additional collateral calls, deterioration in investment portfolios or reserve strengthening affecting statutory surplus, higher surrenders of annuities and other policies, further downgrades in AIG’s credit ratings, catastrophic losses, or a further deterioration in the super senior credit default swap portfolio may result in significant additional cash needs, or loss of some sources of liquidity, or both. Regulatory and other legal restrictions could limit AIG’s ability to transfer funds freely, either to or from its subsidiaries.
     Historically, AIG has depended on dividends, distributions, and other payments from subsidiaries to fund payments on its obligations. In light of AIG’s current financial situation, certain of its regulated subsidiaries are restricted from making dividend payments, or advancing funds, to AIG. As a result, AIG has also been dependent on the FRBNY as a primary source of liquidity, and on the Department of the Treasury Commitment to support the capital needs of AIG’s insurance company subsidiaries. However, upon the Closing of the Recapitalization, AIG intends to fully repay and terminate the FRBNY Credit Facility. In addition, AIG also expects to draw down a significant portion of the availability under the Department of the Treasury Commitment to purchase a portion

American International Group, Inc. and Subsidiaries
of the SPV Preferred Interests. In the first nine months of 2010, AIG Parent collected $1.3 billion in dividends and other payments from subsidiaries (primarily from insurance company subsidiaries), which included $884 million in dividends from Chartis U.S.
     AIG’s primary uses of cash flow are for debt service and subsidiary funding. In the first nine months of 2010, AIG Parent retired $850 million of debt and made interest payments totaling $1.3 billion, excluding MIP and Series AIGFP debt. AIG Parent made $2.6 billion in net capital contributions to subsidiaries in the nine months ended September 30, 2010, of which the majority was contributed to AIG Capital Corporation, enabling AIG Capital Corporation to redeem its preferred securities held by a Chartis U.S. subsidiary. In addition, in the first nine months of 2010, AIG Parent made net loan repayments of $800 million to AGF. At September 30, 2010, AIG Parent owes AGF $750 million under a demand note.
     At the current time, AIG Parent has no intention of accessing the commercial paper market, one of its traditional sources for its short-term working capital needs. Upon the Closing of the Recapitalization as described above, AIG expects to have access to approximately $8.5 to $10.0 billion of actual and contingent liquidity, including cash and short-term investments, senior unsecured credit facilities, and the Series G Drawdown Right. AIG also intends to re-access the long-term debt markets in the fourth quarter of 2010.
General Insurance
     AIG currently expects that its Chartis subsidiaries will be able to continue to meet their obligations as they come due through cash from operations and, to the extent necessary, asset dispositions. One or more large catastrophes, however, may require AIG to provide additional support to the affected General Insurance operations. In addition, further downgrades in AIG’s credit ratings could put pressure on the insurer financial strength ratings of its subsidiaries which could result in non-renewals or cancellations by policyholders and adversely affect the subsidiary’s ability to meet its own obligations and require AIG to provide capital or liquidity support to the subsidiary. Increases in market interest rates may adversely affect the financial strength ratings of General Insurance subsidiaries as rating agency capital models may reduce the amount of available capital relative to required capital.
     Given the size and liquidity profile of AIG’s General Insurance investment portfolios, AIG believes that deviations from its projected claim experience do not constitute a significant liquidity risk. AIG’s asset/liability management process takes into account the expected maturity of investments and the specific nature and risk profile of liabilities. Historically, there has been no significant variation between the expected maturities of AIG’s General Insurance investments and the payment of claims. See Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investments for further information.
Domestic and Foreign Life Insurance & Retirement Services operations
     The most significant potential liquidity needs of AIG’s Domestic and Foreign Life Insurance & Retirement Services companies are the funding of surrenders and withdrawals. A substantial increase in these needs could place stress on the liquidity of these companies. However, management considers the sources of liquidity for Domestic and Foreign Life Insurance & Retirement Services subsidiaries adequate to meet foreseeable liquidity needs. These subsidiaries generally have been lengthening their maturity profile by purchasing investment grade fixed income securities, in order to reduce the high levels of liquidity which had been maintained during 2009. Given the size and liquidity profile of AIG’s Domestic and Foreign Life Insurance & Retirement Services investment portfolios, AIG believes that deviations from their projected claim experience do not constitute a significant liquidity risk. A significant increase in policy surrenders and withdrawals, which could be triggered by a variety of factors, including AIG specific concerns, could result in a substantial liquidity strain. Other potential events causing a liquidity strain could include economic collapse of a nation or region significant to Domestic and Foreign Life Insurance & Retirement Services operations, nationalization, catastrophic terrorist acts, pandemics or other economic or political upheaval.
     AIG believes that its Domestic and Foreign Life Insurance & Retirement Services companies currently have adequate capital to support their business plans. However, to the extent that these subsidiaries experience

American International Group, Inc. and Subsidiaries
significant future losses or declines in their investment portfolios, AIG may need to contribute capital to these companies.
Financial Services
     AIG’s major Financial Services operating subsidiaries consist of ILFC and AIGFP. Certain traditional sources of funds to meet the short-term liquidity needs of these operations are generally no longer available. These sources included issuance of commercial paper and bank credit facilities. However, during the first nine months of 2010, ILFC made significant progress in addressing its foreseeable liquidity needs, as further described below. In addition, AIG has sold a substantial portion of its consumer finance operations.
ILFC
     During the first nine months of 2010, ILFC borrowed $327 million to refinance five aircraft and finance five new aircraft under its ECA Facility, borrowed $5.2 billion through secured financing arrangements, issued $2.75 billion aggregate principal amount of unsecured senior notes in private placements and issued $500 million in unsecured senior notes under a shelf registration statement.
     During the second quarter of 2010, ILFC amended its bank facilities and term loans to increase its capacity to enter into secured financings to 35 percent of its consolidated tangible net assets as defined in its revolving credit facilities, which assets approximated $15.0 billion (subject to the satisfaction of certain collateralization milestones and prepayment requirements), and extended the maturity date of $2.16 billion of its $2.5 billion revolving credit facility from October 2011 to October 2012.
     In addition, as mentioned above, ILFC agreed to sell 64 aircraft to third parties. These sales are expected to generate approximately $2.3 billion in gross proceeds during 2010. Most of the sales of the individual aircraft are expected to be consummated during the remainder of 2010 and the related proceeds are receivable upon the completion of each individual sale. As part of its ongoing fleet strategy, ILFC may pursue additional potential aircraft sales. ILFC management is balancing the need for funds with the long-term value of holding aircraft and other financing alternatives.
     Because the current market for aircraft is depressed due to the economic downturn and limited availability of buyer financing, it is likely that if additional aircraft are sold to meet ILFC’s ongoing fleet strategy, realized losses may be incurred. In the first nine months of 2010, ILFC recorded asset impairment charges aggregating $872 million and operating lease related losses of $90 million.
     AIG expects that ILFC’s existing cash balances, future cash flows from operations, potential debt issuances and aircraft sales will be sufficient for ILFC to meet its existing obligations for at least the next twelve months.
ILFC Notes and Bonds Payable
     As of September 30, 2010, notes and bonds aggregating $16.3 billion were outstanding with maturity dates ranging from 2010 to 2018. To the extent considered appropriate, ILFC may enter into swap transactions to manage its effective borrowing rates with respect to these notes and bonds.
     On August 20, 2010, ILFC issued $500 million aggregate principal amount of 8.875 percent senior unsecured notes due September 1, 2017. Part of the proceeds from this debt issuance were used to repay loans from AIG. AIG used the proceeds received from ILFC to reduce the principal amount outstanding under the FRBNY Credit Facility.
     On March 22, 2010 and April 6, 2010, ILFC issued a combined $1.25 billion aggregate principal amount of 8.625 percent senior notes due September 15, 2015, and $1.5 billion aggregate principal amount of 8.750 percent senior notes due March 15, 2017 in private placements. The notes are due in full on their scheduled maturity dates.
     In 2009, ILFC entered into term loan agreements (the Term Loans) with AIG Funding in the amount of $3.9 billion. The Term Loans were secured by a portfolio of aircraft and all related equipment and leases. These Term Loans were scheduled to mature on September 13, 2013. The funds for the Term Loans were provided to

American International Group, Inc. and Subsidiaries
AIG Funding through the FRBNY Credit Facility. As a condition of the FRBNY approving the Term Loans, ILFC entered into agreements to guarantee the repayment of AIG’s obligations under the FRBNY Credit Agreement up to an amount equal to the aggregate outstanding balance of the Term Loans. ILFC prepaid the balances due under the Term Loans on August 20, 2010. As a result of ILFC’s repayment of the Term Loans from AIG Funding, ILFC no longer guarantees AIG’s obligations under the FRBNY Credit Agreement, and the FRBNY released its liens on the collateral securing these loans.
ILFC ECA Facilities
     ILFC has a $4.3 billion 1999 ECA Facility that was used in connection with the purchase of 62 Airbus aircraft delivered through 2001. This facility is guaranteed by various European Export Credit Agencies. The interest rate varies from 5.83 percent to 5.86 percent on these amortizing ten-year borrowings depending on the delivery date of the aircraft. At September 30, 2010, ILFC had 15 loans with a remaining principal balance of $56 million outstanding under this facility. At September 30, 2010, the net book value of the related aircraft was $1.6 billion. The debt is collateralized by a pledge of shares of an ILFC subsidiary, which holds title to the aircraft financed under the facility.
     ILFC has a similarly structured 2004 ECA Facility, which was amended in May 2009 to allow ILFC to borrow up to a maximum of $4.6 billion to fund the purchase of Airbus aircraft delivered through September 30, 2010. This facility is also guaranteed by various European Export Credit Agencies. The interest rates are either LIBOR based with spreads ranging from (0.04) percent to 2.25 percent or at fixed rates ranging from 3.40 percent to 4.71 percent. At September 30, 2010, ILFC had financed 76 aircraft using approximately $4.3 billion under this facility and approximately $2.8 billion was outstanding. At September 30, 2010, the interest rate of the loans outstanding ranged from 0.47 percent to 4.71 percent. The debt is collateralized by a pledge of shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility. At September 30, 2010, the net book value of the related aircraft was approximately $4.4 billion. Borrowings with respect to these facilities are included in ILFC’s notes and bonds payable in the table below.
     ILFC borrowed $327 million to refinance five aircraft and finance five new aircraft under the 2004 ECA Facility during the first nine months of 2010. ILFC’s current credit ratings require (i) the segregation of security deposits, maintenance reserves and rental payments received for aircraft funded under both its 1999 and 2004 ECA Facilities into separate accounts, controlled by the trustees of the 1999 and 2004 ECA Facilities; and (ii) the filings of individual mortgages on the aircraft funded under the facility in the respective local jurisdictions in which the aircraft is registered. At September 30, 2010, ILFC had segregated security deposits, maintenance reserves and rental payments aggregating $361 million related to such aircraft. Segregated rental payments are used to pay scheduled principal and interest on the ECA facilities as they become due.
     During the first quarter of 2010, ILFC entered into agreements to cross-collateralize the two ECA Facilities. In conjunction with the agreement, ILFC agreed to an acceleration event, which would accelerate debt related to the ten aircraft financed during 2010 if, among other things, ILFC were to sell aircraft with an aggregate book value exceeding an agreed upon amount, currently approximately $10.6 billion, within a period starting from the date of the agreement until December 31, 2012.
     New financings are no longer available to ILFC under either the 1999 or 2004 ECA facility.
ILFC Bank Financings and Other Secured Financings
     At September 30, 2010, the total funded amount of ILFC’s bank financings was $4.6 billion, which includes $4.5 billion of revolving credit facilities. The fundings mature through October 2012. The interest rates are LIBOR-based, with spreads ranging from 0.65 percent to 2.15 percent. At September 30, 2010, the interest rates ranged from 0.91 percent to 2.44 percent.
     On August 20, 2010, ILFC issued $1.35 billion aggregate principal amount of 6.5 percent senior secured notes due September 1, 2014, $1.275 billion of aggregate principal amount of 6.75 percent senior secured notes due September 1, 2016, and $1.275 billion of aggregate principal amount of 7.125 percent senior secured notes due

American International Group, Inc. and Subsidiaries
September 1, 2018. The proceeds from these debt issuances were used to repay loans from AIG. AIG used the proceeds received from ILFC to reduce the principal amount outstanding under the FRBNY Credit Facility.
     During the second quarter of 2010, ILFC amended covenants under its revolving credit facilities and bank term loans to increase its capacity to enter into secured financings from 12.5 percent to 35 percent of its consolidated tangible net assets, as defined in its credit facility agreement, which assets approximated $15.0 billion (subject to the satisfaction of certain collateralization milestones and prepayment requirements). In conjunction with the amendment, ILFC (i) extended the maturity date of $2.16 billion of its $2.5 billion revolving credit facility from October 2011 to October 2012, with the loan secured by aircraft with an initial loan-to-value ratio of 75 percent, and increased the interest rate by 1.5 percent; (ii) pre-paid $410 million of bank term debt with original maturity dates through 2012; and, (iii) increased the interest rate by 1.5 percent on $75 million principal amount of bank term debt. On October 7, 2010, ILFC prepaid in full the $2.0 billion principal amount outstanding under the revolving credit facility with a scheduled maturity date of October 14, 2010.
     On March 17, 2010, ILFC entered into a $750 million term loan agreement secured by 43 aircraft and all related equipment and leases. The loan matures on March 17, 2015, and bears interest at LIBOR plus a margin of 4.75 percent with a LIBOR floor of 2.0 percent. The principal of the loan is payable in full at maturity with no scheduled amortization, however, ILFC has the right to voluntarily prepay the loan at any time, subject to a 1.0 percent prepayment penalty prior to March 17, 2011. On March 17, 2010, ILFC also entered into an additional term loan agreement of $550 million, of which $318 million is subject to the satisfaction of certain collateralization milestones. The loan is secured by 37 aircraft and all related equipment and leases. The loan matures on March 17, 2016, and bears interest at LIBOR plus a margin of 5.0 percent with a LIBOR floor of 2.0 percent. The principal of the loan is payable in full at maturity with no scheduled amortization, however, ILFC has the right to voluntarily prepay the loan at any time, subject to a 2.0 percent prepayment penalty prior to March 17, 2011, and a 1.0 percent prepayment penalty prior to March 17, 2012.
     AIG does not guarantee any of the debt obligations of ILFC.
AGF
     In the event that the sale of 80 percent of AGF does not close by the end of 2010, as expected, then AIG expects that AGF will be able to meet its existing obligations as they become due for at least the next twelve months.
Direct Investment Business and Capital Markets
     Prior to September 2008, Capital Markets had historically funded its operations through the issuance of notes and bonds, GIA borrowings, other structured financing transactions and repurchase agreements. Capital Markets continues to rely on AIG Parent to meet most of its liquidity needs.
The following table presents a rollforward of the amount of collateral posted by the Direct Investment business and Capital Markets:

		Additional
	Collateral	Postings,	Collateral	Collateral
Nine Months Ended September 30, 2010	Posted as of	Netted by	Returned by	Posted as of
(in millions)	December 31, 2009	Counterparty	Counterparties	September 30, 2010

Collateralized GIAs and other borrowings (Direct Investment Business)	$6,129	$623	$851	$5,901
Super senior CDS portfolio	4,590	239	893	3,936
All other derivatives	5,217	1,726	4,465	2,478

Total	$15,936	$2,588	$6,209	$12,315

Capital Markets Wind-down
     During the third quarter of 2010, AIG’s Asset Management group undertook the management responsibilities for non-derivative assets and liabilities of the Capital Markets businesses of the Financial Services segment. These

American International Group, Inc. and Subsidiaries
assets and liabilities are being managed on a spread basis, in concert with the Matched Investment Program. Accordingly, gains and losses related to these assets and liabilities, primarily consisting of credit valuation adjustment gains and losses are reported in AIG’s Other operations category as part of Asset Management —Direct Investment Business.
     AIGFP has continued unwinding its businesses and portfolios. During 2010, AIGFP reduced the notional amount of its derivative portfolio by 46 percent, from $940.7 billion (including $40.7 billion of intercompany derivatives and $183.5 billion of super senior credit default swap contracts) at December 31, 2009 to $505.8 billion (including $13.7 billion of intercompany derivatives and $87.8 billion of super senior credit default swap contracts) at September 30, 2010. AIGFP reduced the number of its outstanding trade positions by approximately 5,900, from approximately 16,100 at December 31, 2009 to approximately 10,200 at September 30, 2010. Included in the 10,200 trade positions are approximately 4,500 non-derivative asset and liability positions whose management was transferred to the Direct Investment business. In connection with these activities, AIGFP has disaggregated its portfolio of existing transactions into a number of separate “books” and has developed a plan for addressing each book, including assessing each book’s risks, risk mitigation options, monitoring metrics and certain implications of various potential outcomes. Each plan has been reviewed by a steering committee whose membership includes senior executives of AIG. The plans are subject to change as efforts progress and as conditions in the financial markets evolve, and they contemplate, depending on the book in question, alternative strategies, including sales, assignments or other transfers of positions, terminations of positions, and/or run-offs of positions in accordance with existing terms. Execution of these plans is overseen by a transaction approval process involving senior members of AIGFP’s and AIG’s respective management groups as specific actions entail greater liquidity and financial consequences. Successful execution of these plans is subject, to varying degrees depending on the transactions of a given book, to market conditions and, in many circumstances, counterparty negotiation and agreement.
     In connection with the wind-down, certain assets were sold. The proceeds from these sales have been used to fund AIGFP’s wind-down and are not included in the amounts described above under AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due. The FRBNY waived the requirement under the FRBNY Credit Agreement that the proceeds of these specific sales be applied as a mandatory prepayment under the FRBNY Credit Facility, which would have resulted in a permanent reduction of the FRBNY’s commitment to lend to AIG. Instead, the FRBNY has given AIGFP permission to retain the proceeds of these completed sales, and has required that such proceeds received from certain future sales be used to voluntarily prepay the FRBNY Credit Facility, with the amounts prepaid available for future reborrowing subject to the terms of the FRBNY Credit Facility. AIGFP is also opportunistically terminating contracts.
     As a consequence of its wind-down strategy, AIGFP is entering into new derivative transactions only to hedge its current portfolio, reduce risk and hedge the currency, interest rate and other market risks associated with its affiliated businesses. AIGFP has already reduced the size of certain portions of its portfolio, including effecting a substantial reduction in credit derivative transactions in respect of multi-sector collateralized debt obligations (CDOs) in connection with ML III and through the ongoing termination of transactions in its regulatory capital portfolio, a sale of its commodity index business, termination and sale of its activities as a foreign exchange prime broker, and sale and other disposition of its energy/infrastructure investment portfolio. AIGFP also has novated certain trades to AIG Markets. Due to the long-term duration of AIGFP’s derivative contracts and the complexity of AIGFP’s portfolio, AIG expects that an orderly wind-down of AIGFP’s businesses and portfolios will take a substantial period of time.
     The cost and liquidity needs of executing the wind-down will depend on many factors, many of which are not within AIG’s control, including market conditions, AIGFP’s access to markets via market counterparties, the availability of liquidity and the potential implications of further rating downgrades. In addition, the Determination Memoranda issued by the Special Master for TARP Executive Compensation place significant new restrictions on the compensation of AIGFP employees included in the five executives named in AIG’s Proxy Statement and the next twenty highest paid employees of AIG (Top 25) and AIG’s next 75 most highly compensated employees and executive officers (together, the Top 100) and may impair AIGFP’s ability to retain these employees, and consequently negatively impact the wind-down of AIGFP’s businesses and portfolios.

American International Group, Inc. and Subsidiaries
Debt
The following table provides the rollforward of AIG’s total debt outstanding:

							Reclassified
	Balance at		Maturities	Effect of	Other	Activity of	to Liabilities	Balance at
Nine Months Ended September 30, 2010	December 31,		and	Foreign	Non-Cash	discontinued	of businesses	September 30,
(in millions)	2009	Issuances	Repayments	Exchange	Changes(a)	operations	held for sale	2010

Debt issued or guaranteed by AIG:
General borrowings:
FRBNY Credit Facility	$23,435	$14,900	$(18,512)	$-	$647	$-	$-	$20,470
Notes and bonds payable	10,419	-	(851)	(46)	32	-	-	9,554
Junior subordinated debt	12,001	-	-	(194)	1	-	-	11,808
Junior subordinated debt attributable to equity units(b)	5,880	-	-	-	-	-	-	5,880
Loans and mortgages payable	438	141	-	-	2	10	(378)	213
AIG Funding – FRBNY commercial paper funding facility	1,997	-	(2,000)	-	3	-	-	-
AIGLH notes and bonds payable	798	-	(500)	-	-	-	-	298
Liabilities connected to trust preferred stock	1,339	-	-	-	-	-	-	1,339

Total general borrowings	56,307	15,041	(21,863)	(240)	685	10	(378)	49,562

Borrowings supported by assets:
MIP matched notes and bonds payable	13,371	-	(1,476)	299	(142)	-	-	12,052
Series AIGFP matched notes and bonds payable	3,913	-	(63)	-	187	-	-	4,037
FRBNY commercial paper funding facility, at fair value	2,742	2,272	(6,127)	-	1,113	-	-	-
GIAs, at fair value	8,257	466	(1,227)	-	1,721	-	-	9,217
Notes and bonds payable, at fair value	3,916	34	(677)	-	113	-	-	3,386
Loans and mortgages payable, at fair value	1,022	21	(292)	-	(54)	-	-	697

Total borrowings supported by assets	33,221	2,793	(9,862)	299	2,938	-	-	29,389

Total debt issued or guaranteed by AIG	89,528	17,834	(31,725)	59	3,623	10	(378)	78,951

Debt not guaranteed by AIG:
ILFC:
Notes and bonds payable, ECA facilities, bank financings and other secured financings(c)	25,174	8,712	(4,595)	(173)	9	-	-	29,127
Junior subordinated debt	999	-	-	-	-	-	-	999

Total ILFC debt	26,173	8,712	(4,595)	(173)	9	-	-	30,126

AGF:
Notes and bonds payable	19,770	-	-	-	-	(3,223)	(16,547)	-
Junior subordinated debt	349	-	-	-	-	-	(349)	-

Total AGF debt	20,119	-	-	-	-	(3,223)	(16,896)	-

AIGCFG loans and mortgages payable	216	100	(107)	(8)	(168)	-	-	33

Other subsidiaries	295	43	(26)	1	171	3	(147)	340

Total debt of consolidated investments(d)	5,141	166	(1,293)	1	514	(47)	(43)	4,439

Total debt not guaranteed by AIG	51,944	9,021	(6,021)	(179)	526	(3,267)	(17,086)	34,938

Total debt:
Total long-term debt	136,733	24,583	(29,619)	(120)	3,033	(3,257)	(17,464)	113,889
FRBNY commercial paper funding facility	4,739	2,272	(8,127)	-	1,116	-	-	-

Total debt	$141,472	$26,855	$(37,746)	$(120)	$4,149	$(3,257)	$(17,464)	$113,889

(a)	FRBNY Credit Facility reflects $647 million of accrued compounding interest and fees. Amount in Other subsidiaries includes $164 million of debt assumed on the acquisition of Fuji. FRBNY commercial paper funding facility, which was repaid on April 26, 2010, includes the consolidation of Nightingale during the first quarter of 2010. Includes increases in the fair value of total Direct Investment business debt of $2.4 billion related to Borrowings supported by assets — FRBNY commercial paper funding facility, GIAs, Notes and bonds payable, and Loans and mortgages payable.

(b)	On October 8, 2010, AIG commenced an offer to exchange up to 95 percent of the equity units (and therefore the underlying subordinated debt) for AIG Common Stock and cash.

(c)	Includes $118 million of secured financings that are non-recourse to ILFC. On October 7, 2010, ILFC prepaid in full the $2.0 billion principal amount outstanding under its revolving credit facility with a scheduled maturity date of October 14, 2010.

(d)	At September 30, 2010, includes debt of consolidated investments held through AIG Global Real Estate Investment, AIG Credit and SunAmerica of $4.0 billion, $330 million and $123 million, respectively.

American International Group, Inc. and Subsidiaries
The following table summarizes maturities of long-term debt, excluding borrowings of consolidated investments:

At September 30, 2010		Remainder	Year Ending
(in millions)	Total	of 2010	2011	2012	2013	2014	2015	Thereafter

AIG general borrowings:
FRBNY Credit Facility	$20,470	$-	$-	$-	$20,470	$-	$-	$-
Notes and bonds payable	9,554	500	602	27	998	-	998	6,429
Junior subordinated debt	11,808	-	-	-	-	-	-	11,808
Junior subordinated debt attributable to equity units	5,880	-	-	-	-	-	-	5,880
Loans and mortgages payable	213	-	141	-	-	-	3	69
AIGLH notes and bonds payable	298	-	-	-	-	-	-	298
Liabilities connected to trust preferred stock	1,339	-	-	-	-	-	-	1,339

Total AIG general borrowings	49,562	500	743	27	21,468	-	1,001	25,823

AIG borrowings supported by assets:
MIP matched notes and bonds payable	12,052	787	3,102	2,255	880	425	386	4,217
Series AIGFP matched notes and bonds payable	4,037	-	28	50	3	-	-	3,956
GIAs, at fair value	9,217	376	324	277	320	700	611	6,609
Notes and bonds payable, at fair value	3,386	89	440	819	170	86	234	1,548
Loans and mortgages payable, at fair value	697	-	222	195	80	140	-	60

Total AIG borrowings supported by assets	29,389	1,252	4,116	3,596	1,453	1,351	1,231	16,390

ILFC(a):
Notes and bonds payable	16,338	396	4,572	3,571	3,541	1,040	1,260	1,958
Junior subordinated debt	999	-	-	-	-	-	-	999
ECA Facilities(b)	2,897	103	458	429	429	424	336	718
Bank financings and other secured financings(c)	9,892	2,003	434	2,170	16	1,387	760	3,122

Total ILFC	30,126	2,502	5,464	6,170	3,986	2,851	2,356	6,797

AIGCFG Loans and mortgages payable(a)	33	4	9	8	6	3	3	-
Other subsidiaries(a)	340	25	4	7	3	3	21	277

Total	$109,450	$4,283	$10,336	$9,808	$26,916	$4,208	$4,612	$49,287

(a)	AIG does not guarantee these borrowings.

(b)	Reflects future minimum payment for ILFC’s borrowings under the 1999 and 2004 ECA Facilities.

(c)	Includes $118 million of secured financings that are non-recourse to ILFC. On April 16, 2010, ILFC extended the maturity date of $2.16 billion of its $2.5 billion revolving credit facility from October 2011 to October 2012 (subject to the satisfaction of certain collateralization milestones). On October 7, 2010, ILFC prepaid in full the $2.0 billion principal amount outstanding under its revolving credit facility with a scheduled maturity date of October 14, 2010.
Credit Ratings
     The cost and availability of unsecured financing for AIG and its subsidiaries are generally dependent on their short-and long-term debt ratings. The following table presents the credit ratings of AIG and certain of its subsidiaries as of October 29, 2010. In parentheses, following the initial occurrence in the table of each rating, is an indication of that rating’s relative rank within the agency’s rating categories. That ranking refers only to the

American International Group, Inc. and Subsidiaries
generic or major rating category and not to the modifiers appended to the rating by the rating agencies to denote relative position within such generic or major category.

	Short-Term Debt			Senior Long-Term Debt
	Moody’s	S&P	Fitch	Moody’s(a)	S&P(b)	Fitch(c)

AIG	P-1 (1st of 3)	A-1 (1st of 8)	F1 (1st of 5)	A3 (3rd of 9)	A- (3rd of 8)	BBB (4th of 9)
	Under Review with Negative Implications			Negative Outlook	Negative Outlook	Stable Outlook

AIG Financial	P-1	A-1	-	A3	A-	-
Products Corp.(d)	Under Review with Negative Implications			Negative Outlook	Negative Outlook

AIG Funding, Inc.(d)	P-1	A-1	F1	-	-	-
Under Review with Negative Implications

ILFC	Not prime	-	-	B1 (6th of 9)	BBB-(4th of 8)	BB (5th of 9)
	Stable Outlook			Stable Outlook	Negative Outlook	Evolving Outlook

(a)	Moody’s appends numerical modifiers 1, 2 and 3 to the generic rating categories to show relative position within the rating categories.

(b)	S&P ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

(c)	Fitch ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

(d)	AIG guarantees all obligations of AIG Financial Products Corp. and AIG Funding.
     These credit ratings are current opinions of the rating agencies. As such, they may be changed, suspended or withdrawn at any time by the rating agencies as a result of changes in, or unavailability of, information or based on other circumstances. Ratings may also be withdrawn at AIG management’s request. This discussion of ratings is not a complete list of ratings of AIG and its subsidiaries.
     “Ratings triggers” have been defined by one independent rating agency to include clauses or agreements the outcome of which depends upon the level of ratings maintained by one or more rating agencies. “Ratings triggers” generally relate to events that (i) could result in the termination or limitation of credit availability, or require accelerated repayment, (ii) could result in the termination of business contracts or (iii) could require a company to post collateral for the benefit of counterparties.
     A significant portion of the Direct Investment business’ GIAs and structured financing arrangements and Capital Markets’ financial derivative transactions include provisions that require both the Direct Investment business and AIGFP, upon a downgrade of AIG’s long-term debt ratings, to post collateral or, with the consent of the counterparties, assign or repay its positions or arrange a substitute guarantee of its obligations by an obligor with higher debt ratings. Furthermore, certain downgrades of AIG’s long-term senior debt ratings would permit either AIG or the counterparties to elect early termination of contracts.
     The actual amount of collateral that the Direct Investment business and AIGFP would be required to post to counterparties in the event of such downgrades, or the aggregate amount of payments that AIG could be required to make, depends on market conditions, the fair value of outstanding affected transactions and other factors prevailing at the time of the downgrade. For a discussion of the effect of a downgrade in AIG’s credit ratings on Capital Markets’ financial derivative transactions, see Item 1A. Risk Factors in the 2009 Annual Report on Form 10-K and Note 8 to the Consolidated Financial Statements.
     The completion of the Recapitalization is contingent upon the FRBNY, the Department of the Treasury and the Trust being satisfied with AIG’s credit ratings. AIG is taking steps to improve its capital, liquidity and risk profile. After the Recapitalization, AIG cannot predict how changes in the business environment, its own operations, or ratings criteria may affect its ratings. See Part II, Item 1A, Risk Factors of this Quarterly Report on Form 10-Q.

American International Group, Inc. and Subsidiaries
Contractual Obligations
The following table summarizes contractual obligations in total, and by remaining maturity:

		Payments due by Period
At September 30, 2010	Total	Remainder	2011 -	2013 -
(in millions)	Payments	of 2010	2012	2014	2015	Thereafter

Borrowings(a)	$88,980	$4,283	$20,144	$10,654	$4,612	$49,287
FRBNY Credit Facility(b)	20,470	-	-	20,470	-	-
Interest payments on borrowings	57,290	1,159	8,375	9,280	3,047	35,429
Loss reserves	86,297	5,609	30,031	16,509	5,359	28,789
Insurance and investment contract liabilities	692,339	16,383	38,281	48,387	22,773	566,515
GIC liabilities	8,606	3	2,528	2,461	263	3,351
Aircraft purchase commitments	13,536	-	921	2,926	1,568	8,121
Other long-term obligations(c)	496	119	172	79	9	117

Total(d)	$968,014	$27,556	$100,452	$110,766	$37,631	$691,609

(a)	On October 8, 2010, AIG commenced an offer to exchange up to 95 percent of the equity units (and therefore the underlying subordinated debt) for AIG Common Stock and cash.

(b)	Completion of the Recapitalization would accelerate the actual repayment.

(c)	Primarily includes contracts to purchase future services and other capital expenditures.

(d)	Does not reflect unrecognized tax benefits of $5.3 billion, the timing of which is uncertain. In addition, the majority of Capital Markets’ credit default swaps require AIGFP to provide credit protection on a designated portfolio of loans or debt securities. At September 30, 2010, the fair value derivative liability was $3.6 billion relating to AIGFP’s super senior multi-sector CDO credit default swap portfolio, net of amounts realized in extinguishing derivative obligations. Due to the long-term maturities of these credit default swaps, AIG is unable to make reasonable estimates of the periods during which any payments would be made. However, at September 30, 2010 AIGFP had posted collateral of $3.2 billion with respect to these swaps (prior to offsets for other transactions).
Additional information regarding AIG’s contractual obligations follows:
Borrowings
     Excludes borrowings incurred by consolidated investments and includes hybrid financial instrument liabilities recorded at fair value. The repayment of long-term debt maturities, net borrowings under the FRBNY Credit Facility, and interest accrued on borrowings by AIG and its subsidiaries are expected to be made through maturing investments and asset sales, future cash flows from operations, cash flows generated from invested assets, future debt issuance and other financing arrangements, as more fully described in AIG’s Strategy for Stabilization and Repayment of its Obligations as They Come Due above.
Loss Reserves
     Loss reserves relate primarily to General Insurance business and represents future loss and loss adjustment expense payments estimated based on historical loss development payment patterns. Due to the significance of the assumptions used, the periodic amounts presented could be materially different from actual required payments. Management believes that adequate financial resources are maintained by the individual General Insurance subsidiaries to meet the actual required payments under these obligations. The General Insurance subsidiaries maintain substantial liquidity in the form of cash and short-term investments, totaling $11.7 billion as of September 30, 2010. Further, General Insurance businesses maintain significant levels of investment-grade fixed income securities, including substantial holdings in government and corporate bonds (see Investments herein), which could be monetized in the event operating cash flows are insufficient. Generally, these assets are not transferable across various legal entities; however, management believes there are generally sufficient resources within those legal entities such that they can meet their individual needs. See Capital Resources and Liquidity — Liquidity — Analysis of Sources and Uses of Cash and Capital Resources and Liquidity — Liquidity — Liquidity of Parent and Subsidiaries for matters that could affect operating cash flows and liquidity of the subsidiaries.

American International Group, Inc. and Subsidiaries
Insurance and Investment Contract Liabilities
     GIC liabilities represent guaranteed maturities under GICs. Insurance and investment contract liabilities, including GIC liabilities, relate primarily to Life Insurance and Retirement Services businesses and include various investment-type products with contractually scheduled maturities, including periodic payments of a term certain nature. Insurance and investment contract liabilities also include benefit and claim liabilities, of which a significant portion represents policies and contracts that do not have stated contractual maturity dates and may not result in any future payment obligations. For these policies and contracts (i) AIG is currently not making payments until the occurrence of an insurable event, such as death or disability, (ii) payments are conditional on survivorship, or (iii) payment may occur due to a surrender or other non-scheduled event out of AIG’s control. AIG has made significant assumptions to determine the estimated undiscounted cash flows of these contractual policy benefits, which assumptions include mortality, morbidity, future lapse rates, expenses, investment returns and interest crediting rates, offset by expected future deposits and premiums on in-force policies. Due to the significance of the assumptions used, the periodic amounts presented could be materially different from actual required payments. The amounts presented in this table are undiscounted and therefore exceed the future policy benefits and policyholder contract deposits included in the Consolidated Balance Sheet. Management believes that adequate financial resources are maintained by individual Life Insurance and Retirement Services subsidiaries to meet the payments actually required under these obligations. These subsidiaries maintain substantial liquidity in the form of cash and short-term investments, totaling $14.9 billion as of September 30, 2010. In addition, the Life Insurance and Retirement Services businesses maintain significant levels of investment-grade fixed income securities, including substantial holdings in government and corporate bonds (see Investments herein), which may be monetized in the event operating cash flows are insufficient. Generally, these assets are not transferable across various legal entities; however, management believes there are generally sufficient resources within those legal entities such that they can meet their individual needs. Liquidity needs for GIC liabilities are generally expected to be funded through cash flows generated from maturities and sales of invested assets.
Aircraft Purchases
     At September 30, 2010, ILFC had committed to purchase 115 new aircraft deliverable from 2011 through 2019, at an estimated aggregate purchase price of $13.5 billion, the majority of which is due after 2015, with $282 million coming due through 2011. See Note 9 to the Consolidated Financial Statements, and Liquidity of Parent and Subsidiaries — Financial Services — ILFC.
Off Balance Sheet Arrangements and Commercial Commitments
The following table summarizes Off Balance Sheet Arrangements and Commercial Commitments in total, and by remaining maturity:

		Amount of Commitment Expiration
At September 30, 2010	Total Amounts	Remainder	2011 -	2013 -
(in millions)	Committed	of 2010	2012	2014	2015	Thereafter

Guarantees:
Liquidity facilities(a)	$861	$-	$760	$-	$-	$101
Standby letters of credit	1,228	1,058	26	20	5	119
Construction guarantees(b)	72	2	19	-	-	51
Guarantees of indebtedness	212	-	-	-	-	212
All other guarantees(c)	783	11	180	231	157	204
Commitments:
Investment commitments(d)	5,741	1,610	2,253	831	168	879
Commitments to extend credit	192	67	78	43	2	2
Letters of credit	249	160	89	-	-	-
Other commercial commitments(e)	767	20	-	-	-	747

Total(f)	$10,105	$2,928	$3,405	$1,125	$332	$2,315

(a)	Primarily represents liquidity facilities provided in connection with certain municipal swap transactions and collateralized bond obligations.

American International Group, Inc. and Subsidiaries

(b)	Primarily represents SunAmerica construction guarantees connected to affordable housing investments.

(c)	Excludes potential amounts attributable to indemnifications included in asset sales agreements. See Note 9 to the Consolidated Financial Statements.

(d)	Includes commitments to invest in limited partnerships, private equity, hedge funds and mutual funds and commitments to purchase and develop real estate in the United States and abroad. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed for funding new investments or expenses of the fund. The expiration of these commitments is estimated in the table above based on the expected life cycle of the related fund, consistent with past trends of requirements for funding. Investors under these commitments are primarily insurance and real estate businesses.

(e)	Includes options to acquire aircraft. Excludes commitments with respect to pension plans. The remaining pension contribution for 2010 is expected to be approximately $5 million for U.S. and non-U.S. plans.

(f)	Does not include guarantees or other support arrangements among AIG consolidated entities.
Securities Financing
     The fair value of securities transferred under repurchase agreements accounted for as sales was $2.5 billion and $2.3 billion at September 30, 2010 and December 31, 2009, respectively, and the related cash collateral obtained was $1.9 billion and $1.5 billion at September 30, 2010 and December 31, 2009, respectively.
     See Note 16 to the Consolidated Financial Statements in the 2009 Annual Report on Form 10-K for discussion of restrictions on payments of dividends.
Arrangements with Variable Interest Entities
     While AIG enters into various arrangements with variable interest entities (VIEs) in the normal course of business, AIG’s involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. AIG consolidates a VIE when it is the primary beneficiary of the entity. For a further discussion of AIG’s involvement with VIEs, see Notes 1 and 7 to the Consolidated Financial Statements.
2010 Business Outlook
     The following discussion supplements and updates the Business Outlook contained in AIG’s 2009 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010.
General Insurance
     In May 2009, AIG completed the sale of its interest in the AIG Otemachi Building in Tokyo’s prestigious Marunouchi business district – including the land and development rights. Approximately fifty percent of these interests were held by Chartis International subsidiaries with the remainder recorded in AIG’s Other operations category as part of Asset Management results. Although the transaction qualified as a legal sale, it did not qualify as a sale for U.S. GAAP purposes due to AIG’s continued involvement as a lessee, primarily in the form of a lease deposit. With tenant leases set to expire in December 2010, and the buyer not intending to extend the leases with any of the tenants, AIG will be vacating the building and a sale will be deemed to have occurred. Therefore, in the fourth quarter of 2010 AIG expects to record a pre-tax gain of approximately $1.4 billion ($812 million net of taxes).
     On April 20, 2010, an explosion on the Deepwater Horizon offshore drilling rig, operating in the Gulf of Mexico off the coast of Louisiana, resulted in a fire that led to the sinking of the rig and subsequent oil spill. AIG continues to monitor the casualty exposure to Deepwater Horizon and believes that carried loss reserves at September 30, 2010 are adequate to cover estimated losses attributable to this event. However, AIG’s claims estimates may change over time, as the forensic investigation is incomplete, the cleanup is incomplete, and the litigation has only just begun.
     There may also be other policyholders involved as the matter evolves. The types of claims may include, but not be limited to, cleanup costs, both directly incurred and those for which reimbursement to the government may be required; natural resource damages, including damages to the various fisheries impacted by the spill; property

American International Group, Inc. and Subsidiaries
damage to private property; business interruption to Gulf Coast businesses; the bodily injury and wrongful death claims of the workers on the rig; claims for the destruction of the rig itself and various class actions brought by Gulf Coast residents on various theories of liability. In addition, it is uncertain how the $20 billion cleanup fund established by BP may affect claims under Chartis’ policies, as injured parties may seek compensation from the fund rather than through their own or others’ insurance policies.
Domestic Life Insurance & Retirement Services
     AIG’s Domestic Life Insurance and Retirement Services companies have maintained higher levels of liquidity which has negatively affected net investment income results. AIG expects to reinvest a portion of these cash balances into longer-term, higher yielding securities in the fourth quarter of 2010 and through 2011.
     Although there were no unlocking adjustments in the nine-month period ended September 30, 2010, management expects to complete its annual review of all actuarial estimates and assumptions in the fourth quarter. The review may result in fourth quarter changes in various actuarial assumptions including those pertaining to DAC, reserves and the fair value of certain variable annuity guarantees.
     In 2010, long-term interest rates dropped to near historical levels. If such rates were to continue over an extended period of time, investment spreads would gradually narrow as new investment proceeds would be invested at lower rates that may only be partially offset by lower crediting rates. In addition, in a low interest rate environment, industry sales of fixed annuities tend to suffer. However, in an extended low interest rate environment, management would expect the current low surrender rates to continue.
     Surrender rates for group retirement products are expected to increase in the remainder of 2010 as certain large group surrenders are anticipated.
     AIG’s Domestic Life Insurance & Retirement Services operations utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. AIG’s Domestic Life Insurance companies also cede excess, non-economic reserves carried on a statutory-basis only on certain term and universal life insurance policies and certain fixed annuities to an offshore affiliate.
     AIG generally obtains letters of credit in order to obtain statutory recognition of its intercompany reinsurance transactions. For this purpose, AIG has a $2.5 billion syndicated letter of credit facility outstanding at September 30, 2010, all of which relates to intercompany life reinsurance transactions. AIG has also obtained approximately $2.3 billion of letters of credit on a bilateral basis all of which relates to intercompany life reinsurance transactions. All of these letters of credit are due to mature on December 31, 2015.
     The fees paid to maintain these bilateral letters of credit are generally based on AIG’s long-term debt ratings. Under the terms of the bilateral letter of credit, the issuing bank has the right to base its fees on AIG’s credit default swap pricing. On June 30, 2010, AIG received notification of the bank’s intent to do so. AIG expects that this change will increase the fees for maintaining this letter of credit from $16 million annually to approximately $64 million annually, based on current credit default swap pricing levels.
Mortgage Guaranty
     The improvement in UGC’s 2010 results is primarily the result of declining levels of newly reported delinquencies in the first-lien, second-lien and international products, higher cure rates on existing first-lien and international delinquent loans, the effect of stop loss limits on certain second-lien and international policies, increased rescission activity on domestic first-lien claims and increased efforts to modify payment plans for currently delinquent domestic first-lien loans. If these trends persist, UGC’s financial results may continue to show improvement in future quarters. However, there remains considerable uncertainty about the longer term outlook for the housing market, U.S. unemployment rates, the impact of future foreclosures on domestic home prices, loan modification programs, the elimination of tax credits for first-time homebuyers, moratoriums on foreclosures by

American International Group, Inc. and Subsidiaries
certain lenders and mortgage insurance rescission rates and the effects, if any, these factors may have on UGC’s financial results.
Capital Markets Wind-Down
     During the third quarter of 2010, AIG continued to make progress winding down the derivatives portfolio. At September 30, 2010, the portfolio was $505.8 billion (including $13.7 billion of intercompany derivatives), of which $87.8 billion were super senior credit default swap contracts. AIG expects to continue to reduce the size of the Capital Markets derivatives portfolio through the remainder of the year. If the wind-down continues as anticipated, AIG expects that late in 2010 or early in 2011 the remaining Capital Markets derivatives portfolio will consist of transactions AIG believes will be of low complexity or of low risk or not economically feasible to unwind based on a cost versus benefit analysis.
FRBNY Credit Facility
     The FRBNY has been considering whether prior payments made by AIG to repay the FRBNY Credit Facility from asset sales should be treated as mandatory prepayments that reduce the amount available under the FRBNY Credit Facility. If the FRBNY had taken this position at September 30, 2010, this would have reduced the amount available to be borrowed under the FRBNY Credit Facility by approximately $3.6 billion. Such reduction in the FRBNY Credit Facility would have triggered accelerated amortization of the prepaid commitment fee asset of approximately $600 million.
Impact of Divestitures on Risk
     With the closing of the ALICO sale on November 1, 2010 and the initial public offering of a majority stake of AIA on October 29, 2010, AIG’s risk exposures declined significantly. AIG estimates that these transactions reduced AIG’s total credit exposure by approximately 18 percent and cross-border exposures by approximately 32 percent compared to September 30, 2010. The successful completion of other potential sales/divestitures, such as AIG Star, AIG Edison, AGF and Nan Shan could reduce AIG’s total credit exposure by approximately an additional 12 percent and cross-border exposure by approximately an additional 8 percent.
     AIG’s market risk exposures were similarly affected by the sale of ALICO and the completion of the AIA initial public offering. With the successful completion of these transactions combined with other potential sales and divestitures, such as AIG Star, AIG Edison, AGF and Nan Shan, AIG’s yield-sensitive fixed income exposure could be reduced by approximately 45 percent. Foreign currency exposures could decline by 83 percent and equity and alternative investments could fall by approximately 36 percent.
     See Risk Management herein for additional information.
Results of Operations
     AIG reports the results of its operations through four reportable segments: General Insurance, Domestic Life Insurance & Retirement Services, Foreign Life Insurance & Retirement Services, and Financial Services. Through these reportable segments, AIG provides insurance, financial and investment products and services to both businesses and individuals in more than 130 countries and jurisdictions. AIG’s Other operations category consists of business and items not allocated to AIG’s reportable segments. AIG’s subsidiaries serve commercial, institutional and individual customers through an extensive property-casualty and life insurance and retirement services network. AIG’s Financial Services businesses include commercial aircraft and equipment leasing, capital markets operations and consumer finance, both in the United States and abroad.

American International Group, Inc. and Subsidiaries
Consolidated Results
The following table presents AIG’s condensed consolidated results of operations:

	Three Months			Nine Months
	Ended		Percentage	Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Revenues:
Premiums and other considerations	$12,639	$11,695	8%	$35,931	$39,052	(8)%
Net investment income	5,231	6,409	(18)	15,469	14,044	10
Net realized capital losses	(661)	(1,855)	-	(1,482)	(4,973)	-
Unrealized market valuation gains on Capital Markets super senior credit default swap portfolio	152	959	(84)	432	1,143	(62)
Other income	1,730	2,396	(28)	5,264	7,520	(30)

Total revenues	19,091	19,604	(3)	55,614	56,786	(2)

Benefits, claims and expenses:
Policyholder benefits and claims incurred	11,175	11,340	(1)	30,747	36,600	(16)
Policy acquisition and other insurance expenses	3,898	3,533	10	11,168	11,765	(5)
Interest expense	2,158	2,093	3	5,334	6,680	(20)
Restructuring expenses and related asset impairment and other expenses	159	254	(37)	339	908	(63)
Net (gain) loss on sale of divested businesses	(4)	885	-	(126)	1,192	-
Other expenses	1,283	2,016	(36)	4,354	5,465	(20)

Total benefits, claims and expenses	18,669	20,121	(7)	51,816	62,610	(17)

Income (loss) from continuing operations before income tax expense (benefit)	422	(517)	-	3,798	(5,824)	-
Income tax expense (benefit)	469	(408)	-	1,044	(1,510)	-

Income (loss) from continuing operations	(47)	(109)	-	2,754	(4,314)	-
Income (loss) from discontinued operations, net of income tax expense (benefit)	(1,844)	94	-	(4,329)	1,011	-

Net loss	(1,891)	(15)	-	(1,575)	(3,303)	-

Less: Net income (loss) attributable to noncontrolling interests	504	(470)	-	1,693	(1,227)	-

Net income (loss) attributable to AIG	$(2,395)	$455	-%	$(3,268)	$(2,076)	-%

Premiums and Other Considerations
     Premiums and other considerations increased in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to the consolidation of Fuji commencing in the third quarter of 2010, the favorable effect of foreign exchange and higher in-force business as a result of improvement in persistency for Foreign Life Insurance & Retirement Services, partially offset by a decline in Commercial Insurance premiums.
     For the nine-month period ended September 30, 2010, Premiums and other considerations decreased by $3.1 billion compared to the same period in 2009 primarily due to the effect of dispositions during 2009 totaling $5.4 billion, including the sale of 21st Century Insurance Group (21st Century), HSB Group, Inc. (HSB) and the deconsolidation of Transatlantic as well as the decline in Commercial Insurance premiums. Partially offsetting these decreases was the effect of the consolidation of Fuji and the increase in Foreign Life Insurance & Retirement Services premiums noted above.

American International Group, Inc. and Subsidiaries
Net Investment Income
The following table summarizes the components of consolidated Net investment income:

	Three Months			Nine Months
	Ended		Percentage	Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Fixed maturities, including short-term investments	$3,779	$3,477	9%	$10,975	$10,985	-%
Maiden Lane interests	457	1,414	(68)	1,846	126	-
Equity securities	93	89	4	252	278	(9)
Interest on mortgage and other loans	110	141	(22)	361	425	(15)
Partnerships	154	416	(63)	967	(429)	-
Mutual funds	(3)	113	-	(5)	237	-
Real estate	239	219	9	711	681	4
Other investments	90	158	(43)	380	443	(14)

Total investment income before policyholder income and trading gains	4,919	6,027	(18)	15,487	12,746	22
Policyholder investment income and trading gains	382	470	(19)	311	1,694	(82)

Total investment income	5,301	6,497	(18)	15,798	14,440	9
Investment expenses	70	88	(20)	329	396	(17)

Net investment income	$5,231	$6,409	(18)%	$15,469	$14,044	10%

     Net investment income declined in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to lower valuation gains associated with AIG’s interest in ML II and ML III and a decline in income from partnership investments reflecting less favorable market conditions in the current year period.
     Net investment income increased in nine-month period ended September 30, 2010 compared to the same period in 2009 primarily due to significantly higher income from partnership investments and increased valuation gains associated with AIG’s interest in ML II and ML III. These increases were partially offset by a decline in Policyholder investment income and trading gains for Foreign Life Insurance & Retirement Services (together, policyholder trading gains) compared to 2009. Policyholder trading gains are offset by a change in Policyholder benefits and claims incurred and generally reflect the trends in equity markets.
     Both the three- and nine-month periods ended September 30, 2010 reflected lower levels of invested assets, including the effect of divested businesses, as well as lower returns as a result of increased levels of short-term investments that were held for liquidity purposes.

American International Group, Inc. and Subsidiaries
Net Realized Capital Gains (Losses)

	Three Months		Nine Months
	Ended		Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Sales of fixed maturity securities	$833	$254	$1,306	$645
Sales of equity securities	141	160	404	181
Sales of real estate and loans	8	(14)	44	(29)
Other-than-temporary impairments:
Severity	(5)	(1)	(54)	(1,472)
Change in intent	(340)	(11)	(361)	(883)
Foreign currency declines	(17)	-	(21)	(88)
Issuer-specific credit events	(461)	(1,485)	(1,833)	(3,158)
Adverse projected cash flows on structured securities	(1)	-	(2)	(144)
Provision for loan losses	(88)	(114)	(289)	(681)
Foreign exchange transactions	(1,243)	(38)	262	(557)
Derivative instruments	562	(504)	(835)	1,320
Other	(50)	(102)	(103)	(107)

Net realized capital losses	$(661)	$(1,855)	$(1,482)	$(4,973)

     Net realized capital losses decreased in the three- and nine-month periods ended September 30, 2010 compared to the same periods of 2009 reflecting the following:
•	increased gains on sales of fixed maturity securities in the current year periods;

•	absence of significant losses incurred in 2009 related to sales of real estate and loans; and

•	lower other-than-temporary impairment charges in the current year periods. Affecting the nine-month comparison was the adoption of the new other-than-temporary impairments accounting standard commencing in the second quarter of 2009. The three-month period ended March 31, 2009 included non-credit impairments (i.e. severity losses) that are no longer required for fixed maturity securities. See Note 6 to the Consolidated Financial Statements; and Investments — Other-Than-Temporary Impairments.
     Significant foreign exchange transaction losses were incurred during the third quarter of 2010, primarily related to the weakening of the U.S. dollar. Gains on derivative instruments not designated for hedge accounting for the third quarter of 2010 reflected the U.S. dollar weakening against the Euro and British pound, partially offset by the narrowing of AIG’s credit spreads.
     The foreign exchange transaction losses on derivative instruments not designated for hedge accounting incurred during the nine months ended September 30, 2010 related primarily to the strengthening of the U.S. dollar against the Euro, British pound and Japanese yen compared to the same period in 2009.
Unrealized Market Valuation Gains (Losses) on Capital Markets Super Senior Credit Default Swap Portfolio
     Capital Markets reported a decline in unrealized market valuation gains related to its super senior credit default swap portfolio in the three-month period ended September 30, 2010 compared to the same period in 2009 as a result of decreasing corporate spreads in 2009 in the corporate arbitrage portfolio and the substantial improvement in prices of the underlying assets in 2009 in the multi-sector CDO portfolio.
     The unrealized market valuation gains decreased in the nine-month period ended September 30, 2010 compared to the same period in 2009 as a result of losses in the corporate arbitrage portfolio caused by increasing corporate spreads in 2010 and decreasing corporate spreads in 2009, partially offset by improved prices of the underlying assets in the multi-sector CDO portfolio in 2010 compared to 2009.

American International Group, Inc. and Subsidiaries
     See Segment Results — Financial Services Operations — Financial Services Results — Capital Markets Results and Critical Accounting Estimates — Valuation of Level 3 Assets and Liabilities and Note 5 to the Consolidated Financial Statements.
Other Income
     Other income decreased in the three-month period ended September 30, 2010 compared to the same period in 2009 due primarily to:
•	lower aircraft leasing revenues reflecting $465 million of aircraft asset impairment charges;

•	lower Direct Investment business revenues driven by foreign exchange losses on non-U.S. dollar denominated debt, the negative impact of AIG’s narrowing credit spread on the valuation of liabilities as well as impairments on real estate investments; and

•	lower Consumer Finance revenues due to dispositions in 2010, including operations in Argentina, Colombia, Taiwan and its banking business in Poland.
     These decreases were partially offset by an increase of $553 million reflecting the positive effect of derivatives where AIG did not elect cash flow hedge accounting.
     Other income decreased in the nine-month period ended September 30, 2010 compared to the same period in 2009 due to:
•	a decline of $1.2 billion reflecting the negative effect of derivatives where AIG did not elect cash flow hedge accounting;

•	a decline of $1.2 billion in credit valuation adjustments on Capital Markets derivative assets and liabilities which are measured at fair value, excluding gains and losses which are reflected in Unrealized gains (losses) on Capital Markets’ super senior credit default swap portfolio, partially offset by reduced losses from AIGFP from lower unwind costs;

•	a decline of $906 million in credit valuation adjustments on Direct Investment business assets and liabilities which are measured at fair value; and

•	lower aircraft leasing revenues reflecting an increase of $856 million of aircraft asset impairment charges and an increase of $90 million in operating lease-related charges with respect to aircraft sold, otherwise disposed of or held for sale.
     This decrease was partially offset by a bargain purchase gain recorded by Foreign General Insurance of $332 million related to the Fuji acquisition.
Policyholder Benefits and Claims Incurred
     Policyholder benefits and claims were essentially flat in the three-month period ended September 30, 2010 compared to the same period in 2009.
Policyholder benefits and claims incurred decreased in the nine-month period ended September 30, 2010 due to:
•	a reduction of $4.0 billion as a result of dispositions in 2009;

•	a decrease in incurred policy losses and benefit expenses for Foreign Life Insurance & Retirement Services of $1.4 billion due to a decline in policyholder trading gains discussed above in Net Investment Income;

•	a decrease in claims and claims adjustment expense for Mortgage Guaranty operations primarily due to lower levels of newly reported delinquencies in the first-lien, second-lien and international products, higher cure rates on existing first-lien and international delinquent loans and the recognition of stop loss limits on certain second-lien policies; and

•	the effects of lower production levels for Commercial Insurance and Domestic Retirement Services.

American International Group, Inc. and Subsidiaries
     Partially offsetting these declines were increases due to the consolidation of Fuji. See General Insurance results herein for further discussion.
Policy Acquisition and Other Insurance Expenses
     Policy acquisition and other insurance expenses increased in the three-month period ended September 30, 2010 primarily due to the consolidation of Fuji mentioned above and an increase in Foreign Life Insurance & Retirement Services expenses, primarily comprising salaries and bonuses as well as strategic systems investments.
     Policy acquisition and other insurance expenses decreased in the nine-month period ended September 30, 2010 primarily due to reductions of $949 million as a result of dispositions in 2009. In addition, there were DAC and SIA unlocking and related reserve strengthening charges of $601 million in 2009. There were no DAC or sales inducement assets (SIA) unlockings in the first nine months of 2010. Partially offsetting this decrease in the nine-month period ended September 30, 2010 were the effects of $222 million of amortization of a premium deficiency reserve by UGC in the first quarter of 2009 and increases due to the consolidation of Fuji mentioned above.
Interest Expense
     Interest expense increased modestly in the three-month period ended September 30, 2010 as the effect of a lower average outstanding balance on the FRBNY Credit Facility was offset by increased amortization of the prepaid commitment fee asset as shown in the table below. Interest expense decreased in the nine-month period ended September 30, 2010 primarily due to lower interest expense on the FRBNY Credit Facility reflecting a reduced weighted average interest rate on borrowings and a lower average outstanding balance.

	Three Months		Nine Months
	Ended		Ended
	September 30,		September 30,
(dollars in millions)	2010	2009	2010	2009

Weighted average interest rate	3.5%	3.6%	3.4%	4.9%
Average outstanding balance (excluding paid in kind interest)	$19,470	$39,696	$21,714	$40,854
Periodic amortization of prepaid commitment fee asset	$437	$822	$1,381	$2,466
Accelerated amortization of prepaid commitment fee asset	$762	$-	$1,000	$-

Restructuring Expenses and Related Asset Impairment and Other Expenses
     Restructuring expenses decreased in the three- and nine-month periods ended September 30, 2010 reflecting progress made under the restructuring plan and asset disposition initiatives. See Note 11 to the Consolidated Financial Statements for additional discussion regarding restructuring and separation expenses.
Net (Gain) Loss on Sale of Divested Businesses
     Net gain (loss) on sale of divested businesses includes the net gain (loss) on the sale of divested businesses that did not qualify as discontinued operations, and for the nine-month period ended September 30, 2010 included a gain of $228 million associated with the termination fee paid by Prudential plc to AIG. See Segment Results — Other Operations — Other Results herein for further information.
Other Expenses
     Other expenses decreased in the three- and nine-month periods ended September 30, 2010 compared to the same periods in 2009 due to a decline in goodwill impairment charges, partially offset by higher corporate unallocated costs, which for the nine months ended September 30, 2010 reflected an increased securities litigation charge.

American International Group, Inc. and Subsidiaries
Income Tax Benefits
     For the three- and nine-month periods ended September 30, 2010, the effective tax rates on pre-tax income from continuing operations were 111.1 percent and 27.5 percent, respectively. The effective tax rate for the three-month period ended September 30, 2010 attributable to continuing operations was primarily related to the effect of foreign operations of $41 million, other permanent items of $561 million, partially offset by a net reduction of the valuation allowance of $118 million, and tax exempt interest of $143 million. The other permanent items of $561 million were primarily attributable to $220 million of nondeductible losses, realized gains resulting from transfers of subsidiaries of $78 million, and uncertain tax positions of $76 million. The effective tax rate for the nine-month period ended September 30, 2010 attributable to continuing operations was primarily related to the effects of tax exempt interest income of $449 million, the excess amount of the Fuji bargain purchase gain for financial reporting over the tax basis which is essentially permanent in duration of $116 million, and a reduction of $443 million in the valuation allowance, partially offset by the effect of foreign operations of $416 million, and other permanent items of $299 million, which were primarily attributable to the nondeductible losses and realized gains resulting from transfers of subsidiaries discussed above.
     When estimating the fair values of the subsidiaries to be divested, AIG considered, among other information, valuations prepared for various purposes. During the first quarter of 2010, AIG increased its estimate of the AIA and ALICO expected divestiture proceeds following an updated assessment of the range of valuation estimates that considered, among other factors, the expected proceeds from the sales to Prudential plc and MetLife Inc. announced in that quarter, which gave rise to a $910 million reduction in the valuation allowance. During the third quarter based on the expectation of lower proceeds from the sale of AIA ordinary shares, the realization amount of the deferred tax assets was reduced by increasing valuation allowance of $1.3 billion.
     For the three- and nine-month periods ended September 30, 2009, the effective tax rates on pre-tax income (loss) from continuing operations were 78.9 percent and 25.9 percent, respectively. The tax benefit reflected for the three-month period ended September 30, 2009 attributable to continuing operations was primarily related to changes in the estimated U.S. tax liability with respect to the potential sale of subsidiaries of $931 million, partially offset by an increase of $108 million in the reserve for uncertain tax positions, an increase in the valuation allowance of $405 million, and the effect of foreign operations of $122 million. The tax benefit reflected in the effective tax rate attributable to continuing operations for the nine-month period ended September 30, 2009 was primarily related to changes in the estimated U.S. tax liability with respect to the potential sale of subsidiaries of $740 million and tax exempt interest of $521 million, partially offset by an increase of $514 million in the reserve for uncertain tax positions, an increase in valuation allowance of $336 million and the effects of variable interest entity losses of $371 million.
     At September 30, 2010 AIG’s net deferred tax asset was comprised of $3.8 billion, net of $19.9 billion valuation allowance, related to its U.S. consolidated income tax group, and $2.6 billion of net deferred tax liability related to foreign subsidiaries, state and local tax jurisdictions, and certain domestic subsidiaries that file separate tax returns. AIG assesses its ability to realize the deferred tax asset based on AIG’s ability to generate gains on asset sales, including from the initial public offering of AIA, and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset. This assessment does not depend on projected future operating income of the U.S. consolidated income tax group.
     In any interim period, the U.S. consolidated income tax group may generate income or loss. To the extent that any income is generated, the related tax expense may be offset by a reduction in the valuation allowance. Conversely, any tax benefits arising from losses may be offset by an additional valuation allowance to reduce the net deferred tax asset to an amount that is more likely than not to be realized. Any reduction of the valuation allowance will be allocated to continuing operations, discontinued operations and other comprehensive income based on the intraperiod tax allocation rules. AIG’s foreign subsidiaries and U.S. subsidiaries filing separate returns will continue to recognize tax expense and tax benefits, based on their income or loss, which will be reflected in AIG’s consolidated income tax provision (benefit).

American International Group, Inc. and Subsidiaries
     See Critical Accounting Estimates — Valuation Allowance on Deferred Tax Assets and Note 14 to the Consolidated Financial Statements for additional information.
Discontinued Operations
The composition of total revenues and pre-tax income (loss) for results reported as discontinued operations were as follows:

			Percentage	Pre-tax Income		Percentage
Three Months Ended September 30,	Total Revenues		Increase/	(Loss)		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

ALICO	$3,248	$4,059	(20)%	$537	$370	45%
Nan Shan	1,686	1,605	5	114	149	(23)
AIG Star and AIG Edison(a)	1,394	1,078	29	(805)	75	-
AGF	276	504	(45)	(393)	(214)	-
Net loss on sales	-	-	-	(1,970)	-	-
Consolidation Adjustments	154	86	79	154	75	105
Interest allocation(b)	-	-	-	(135)	(143)	-

Total	$6,758	$7,332	(8)%	$(2,498)	$312	-%

Nine Months Ended September 30,
ALICO(c)	$10,249	$10,340	(1)%	$(1,742)	$941	-%
Nan Shan	5,590	5,591	-	208	790	(74)
AIG Star and AIG Edison(a)	3,610	2,755	31	(631)	(129)	-
AGF	1,657	1,612	3	(144)	(658)	-
Net loss on sales	-	-	-	(2,371)	-	-
Consolidation Adjustments	(187)	140	-	(209)	111	-
Interest allocation(b)	-	-	-	(407)	(487)	-

Total	$20,919	$20,438	2%	$(5,296)	$568	-%

(a)	AIG Star and AIG Edison’s pre-tax loss for the three and nine months ended September 30, 2010 includes the impairment of $1.3 billion of goodwill. See Critical Accounting Estimates — Goodwill impairment for further discussion.

(b)	Represents interest expense, including periodic amortization of the prepaid commitment fee asset, on the estimated net proceeds to be received from the sales of AGF, AIG Star, AIG Edison and Nan Shan. See Note 3 to the Consolidated Financial Statements.

(c)	ALICO’s pre-tax loss for the nine months ended September 30, 2010 includes the impairment of $3.3 billion of goodwill that had been allocated to ALICO as a consequence of ALICO’s removal from the Japan and Other operating segment. See Critical Accounting Estimates — Goodwill impairment for further discussion.
ALICO Results
     ALICO total revenues declined for the three-month period ended September 30, 2010 compared to the same period in 2009 largely due to lower policyholder trading gains, which are offset in policyholder benefits and claims incurred. This decline more than offset the benefit of lower net realized capital losses and the 4 percent growth in premiums and other considerations primarily resulting from the positive effect of foreign exchange. Pre-tax income increased compared to the same period in 2009 primarily due to lower net realized capital losses partially offset by negative effect of the declining interest rate environment in Japan on variable life and annuity results.
     ALICO total revenues for the nine-month period ended September 30, 2010 decreased slightly from the same period in 2009 reflecting a decline of $1.1 billion in policyholder trading gains, which are offset in policyholder benefits and claims incurred. This decline was nearly offset by lower net realized capital losses and higher premiums and other considerations due to the positive effect of foreign exchange and continued strength in new and renewal business. ALICO’s pre-tax loss in the nine-month period ended September 30, 2010 was largely due to the impairment of goodwill discussed below.

American International Group, Inc. and Subsidiaries
Nan Shan Results
     Nan Shan total revenues increased in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to an increase in Premiums and other considerations resulting from growth in the business and the favorable effect of foreign exchange as well as an increase in Net investment income due to growth in the investment portfolio. These increases were partially offset by net realized capital losses of $21 million in the three-month period ended September 30, 2010 compared to net realized capital gains of $83 million in the three-month period ended September 30, 2009 due primarily to a decrease in gains on sales of fixed maturity securities.
     Nan Shan total revenues were flat in the nine-month period ended September 30, 2010 compared to the same period in 2009 as a decline in net realized capital gains was largely offset by increased Premiums and other considerations and Net investment income as discussed above. Included in Nan Shan’s pre-tax loss in the nine-month period ended September 30, 2010 is an additional loss accrual of $104 million associated with the expected sale of Nan Shan. See Note 3 to the Consolidated Financial Statements for further discussion.
AGF Results
     AGF’s revenues decreased for the three-month period ended September 30, 2010 compared to the same periods in 2009 primarily due to lower finance charge revenues reflecting the 2009 sales of real estate portfolios as part of AGF’s efforts to increase liquidity.
     AGF’s pre-tax loss increased for the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to higher operating expenses reflecting the write-off of AGF’s intangible assets in third quarter of 2010 and lower finance charge revenues noted above. The increase in AGF’s pre-tax loss for the three-month period ended September 30, 2010 was partially offset by lower provision for loan losses as a result of a decrease in the amounts provided for allowance for loan losses due to favorable trends in the credit quality of AGF’s finance receivables.
     As a result of the sale of AGF discussed in Note 1 herein, AIG recorded an estimated pre-tax loss of approximately $1.9 billion in the third quarter of 2010.
     AGF’s pre-tax loss decreased for the nine-month period ended September 30, 2010 compared to the same period in 2009 primarily due to a lower provision for loan losses as a result of a decrease in the amounts provided for allowance for loan losses due to favorable trends in the credit quality of AGF’s finance receivables. AGF also benefited from lower fair value provision on finance receivables held for sale originated as held for investment and foreign exchange gains on foreign currency denominated debt. These favorable variances were partially offset by a decline in AGF’s finance charge revenues noted above and higher operating expenses primarily due to a write-off of AGF’s intangible assets in third quarter 2010, which was driven by the sale of AGF.
AIG Star and AIG Edison Results
     Revenues increased in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to net realized capital gains of $199 million in the three-month period ended September 30, 2010 compared to net realized capital losses of $114 million in the three-month period ended September 30, 2009. The improvement in net realized capital gains was due to lower other-than-temporary impairment charges and a decrease in foreign currency translation losses as the value of the Japanese Yen strengthened against non functional currencies in the current year.
     Pre-tax income (loss) decreased in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to a goodwill impairment charge of $1.3 billion and a reduction in partnership and mutual fund income as well as the continuing impact of lower in-force business and lower surrender gains in 2010 versus 2009 as lapses trended down towards pre-crisis levels. Partially offsetting these decreases were the increase in net realized capital gains noted above and a reduction in restructuring costs.

American International Group, Inc. and Subsidiaries
     Revenues increased in the nine-month period ended September 30, 2010 compared to the same period in 2009 primarily due to net realized capital losses of $71 million in the nine-month period ended September 30, 2010 compared to net realized capital losses of $902 million in the nine-month period ended September 30, 2009. The decrease in net realized capital losses was due to lower other-than-temporary impairment charges and a decrease in foreign currency translation losses noted above.
     Pre-tax income (loss) decreased in the nine-month period ended September 30, 2010 compared to the same period in 2009 due to the goodwill impairment charge of $1.3 billion and the continuing impact of lower in-force business and lower surrender gains in 2010 versus 2009 as lapses trended down towards pre-crisis levels and a reduction in the DAC benefit, net of unearned revenue liability, related to lower realized capital losses in 2010 compared to a year ago. Partially offsetting these decreases were the reductions in net realized capital losses noted above.
Segment Results
     AIG believes it should present and discuss its financial information in a manner most meaningful to its financial statement users. In managing its businesses, AIG analyzes the operating performance of each business based on pre-tax income (loss), excluding net realized capital gains (losses), results from discontinued operations and net gains (losses) on sales of divested businesses, because AIG believes that this permits better assessment and enhances understanding of the operating performance of each business by highlighting the results from ongoing operations and the underlying profitability of its businesses. When such measures are disclosed, reconciliations to GAAP pre-tax income are provided.
The following table summarizes the operations of each reportable segment. See also Note 2 to the Consolidated Financial Statements.

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Total revenues:
General Insurance	$9,397	$9,032	4%	$27,482	$25,986	6%
Domestic Life Insurance & Retirement Services	3,944	2,587	52	10,147	7,788	30
Foreign Life Insurance & Retirement Services	4,021	3,651	10	10,691	10,803	(1)
Financial Services	1,182	2,406	(51)	3,399	5,357	(37)
Other	439	1,987	(78)	4,255	7,886	(46)
Consolidation and eliminations	108	(59)	-	(360)	(1,034)	-

Total	19,091	19,604	(3)	55,614	56,786	(2)

Pre-tax income (loss):
General Insurance	865	682	27	3,226	1,763	83
Domestic Life Insurance & Retirement Services	998	(222)	-	1,413	(1,849)	-
Foreign Life Insurance & Retirement Services	691	531	30	2,091	1,317	59
Financial Services	(89)	1,150	-	(267)	1,532	-
Other	(2,506)	(3,064)	-	(3,439)	(9,025)	-
Consolidation and eliminations	463	406	-	774	438	-

Total	$422	$(517)	-%	$3,798	$(5,824)	-%

General Insurance Operations
     AIG’s General Insurance subsidiaries, branded Chartis in 2009, are multi-line companies writing substantially all lines of property and casualty insurance in the U.S. and internationally.
     As previously noted, AIG believes it should present and discuss its financial information in a manner most meaningful to its financial statement users. Accordingly, in its General Insurance business AIG uses underwriting profit (loss) to assess performance of the General Insurance business rather than statutory underwriting profit (loss).

American International Group, Inc. and Subsidiaries
     Commercial Insurance writes substantially all classes of business insurance, accepting such business mainly from insurance brokers. This provides Commercial Insurance the opportunity to select specialized markets and retain underwriting control. Any licensed broker is able to submit business to Commercial Insurance without the traditional agent-company contractual relationship, but such broker usually has no authority to commit Commercial Insurance to accept a risk.
     AIG’s Foreign General insurance group writes both commercial and consumer lines of insurance through a network of branches and foreign based insurance subsidiaries. It also writes a small degree of life premiums (primarily traditional life products), particularly in the newly-acquired Japanese business, Fuji. Foreign General insurance group uses various marketing methods and multiple distribution channels to write both commercial and consumer lines insurance with certain refinements for local laws, customs and needs. Foreign General insurance group operates in the Asia & the Pacific, Europe, and the Far East regions as well as in emerging markets.
     On March 31, 2010, AIG, through a Foreign General Insurance subsidiary, purchased additional voting shares in Fuji which resulted in Foreign General Insurance gaining control of Fuji. Fuji’s financial information is reported on a one-quarter lag. For the three months ended September 30, 2010, therefore, Fuji’s results are now included in General Insurance and Foreign General results.
General Insurance Results
The following table presents General Insurance results:

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Underwriting results:
Net premiums written	$8,598	$8,072	7%	$24,034	$23,724	1%
Decrease (increase) in unearned premiums	(1)	(136)	-	(63)	507	-

Net premiums earned	8,597	7,936	8	23,971	24,231	(1)
Claims and claims adjustment expenses incurred	6,109	5,995	2	17,143	17,422	(2)
Change in deferred acquisition costs	(257)	(74)	-	(379)	(54)	-
Other underwriting expenses	2,680	2,429	10	7,492	6,855	9

Underwriting profit (loss)	65	(414)	-	(285)	8	-

Investing and other results:
Net investment income	1,007	1,133	(11)	3,191	2,437	31
Net realized capital losses	(207)	(37)	-	(12)	(682)	-
Bargain purchase gain	-	-	-	332	-	-

Pre-tax income	$865	$682	27%	$3,226	$1,763	83%

General Insurance Underwriting Results
     AIG, along with most property and casualty insurance companies, uses the loss ratio, the expense ratio and the combined ratio as measures of underwriting performance. The loss ratio is the sum of claims and claims adjustment expenses divided by net premiums earned. The expense ratio is underwriting expenses divided by net premiums earned. These ratios are relative measurements that describe, for every $100 of net premiums earned, the cost of claims and expenses, respectively. A combined ratio of less than 100 indicates an underwriting profit and over 100 indicates an underwriting loss.
     Net premiums written are initially deferred and earned based upon the terms of the underlying policies. The net unearned premium reserve constitutes deferred revenues which are generally earned ratably over the policy period.
     The underwriting environment varies from country to country, as does the degree of litigation activity. Regulation, product type and competition have a direct effect on pricing and consequently on profitability as reflected in underwriting profit and the combined ratio.

American International Group, Inc. and Subsidiaries
General Insurance Net Premiums Written
     General Insurance net premiums written in the three- and nine-month periods ended September 30, 2010 increased 7 percent and 1 percent, respectively, compared to the same periods in 2009 as increases from the Fuji acquisition in Foreign General Insurance are partially offset by decreases in domestic net premiums written. Domestic declines reflect General Insurance’s risk management initiatives and continued price discipline in lines where market rates are unsatisfactory. The Fuji acquisition in Foreign General Insurance and strategic growth in higher margin lines of business are being slightly offset by adverse foreign exchange effects in the current period. While General Insurance continues to see improved premium and account retention, new business submissions, and a relatively stable rate environment, net premium writings continue to be affected by a weak domestic economic environment.
AIG transacts business in most major foreign currencies. The following table summarizes the effect of changes in foreign currency exchange rates on General Insurance net premiums written:

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2010 vs. 2009	2010 vs. 2009

Increase (decrease) in original currency*	5.8%	(0.3)%
Foreign exchange effect	0.7	1.6

Increase as reported in U.S. dollars	6.5%	1.3%

*	Computed using a constant exchange rate for each period.
General Insurance Underwriting Ratios
The following table summarizes General Insurance GAAP combined ratios:

	Three Months Ended			Nine Months Ended
	September 30,		Increase	September 30,		Increase
	2010	2009	(Decrease)	2010	2009	(Decrease)

Loss ratio	71.1	75.5	(4.4)	71.5	71.9	(0.4)
Expense ratio	28.2	29.7	(1.5)	29.7	28.1	1.6

Combined ratio	99.3	105.2	(5.9)	101.2	100.0	1.2

Quarterly Underwriting Ratios
     The decrease in the General Insurance combined ratio for the three-month period ended September 30, 2010 compared to the same period of 2009 primarily resulted from the following:
•	a loss ratio for accident year 2010 recorded in 2010 which was 3.5 points lower than the loss ratio for accident year 2009. This decrease is partially due to the fact that in the three-month period ended September 30, 2009 Foreign General Insurance incurred losses of $200 million for claim increases in the financial institutions professional indemnity book related to exposure to credit and fraud claims. No additional loss was recorded in the three-month period ended September 30, 2010; however these reserves continue to be closely monitored and thus far have developed in line with expectations.

•	prior year development, which amounted to $168 million of net adverse development in the current period compared to $246 million of net adverse development in the same period of 2009. The current period amount is net of a $153 million reserve discount, as discussed in the Discounting of Reserves section below. Included in the current period total is a net reserve strengthening of $180 million related to asbestos exposures. The asbestos reserve strengthening was the result of a review of all accounts in which General Insurance had entered into agreements to pay fixed amounts for a fixed period of time in exchange for a release from further claim payments, also known as buyout agreements. The current period amount is also net of $40 million of accrued premiums on loss sensitive policies. Prior year development accounted for 2.1 points of the calendar year loss ratio in the current period.

American International Group, Inc. and Subsidiaries
•	a decrease of 1.5 points in the expense ratio, which included the effect of the consolidation of Fuji results. Excluding Fuji, the expense ratio decreased 0.3 points driven by decreased acquisition expenses, partially offset by an increase in general operating expenses. Acquisition expenses decreased with the reduction of aggregate exposures in certain property and casualty lines of business. General operating expenses reflect the impairment of intangible assets described below, operational enhancements, and long term compensation program expense. Operational enhancements include the implementation of financial systems and an improved control environment.

•	In the third quarter of 2010, Foreign General Insurance recorded an impairment charge of $64 million related to identifiable intangible assets acquired in connection with the 2005 acquisition of an accident and health business in Japan that were determined to be impaired due to declines in the profitability of this business. This impairment charge added 0.7 points to the expense ratio.
Year-to-Date Underwriting Ratios
     The increase in the General Insurance combined ratio for the nine-month period ended September 30, 2010 compared to the same period of 2009 primarily resulted from:
•	a loss ratio for accident year 2010 recorded in 2010 which was 1.8 points higher than the loss ratio for accident year 2009. Excluding catastrophes, the accident year loss ratio for the nine-month period ending September 30, 2010 is 1.6 points lower than the same period of the prior year. The increase in the overall accident year loss ratio is due to approximately $873 million in catastrophe-related losses in the current period driven by the earthquake in Chile, flooding in the Southeastern United States, two severe windstorms in the Northeastern United States, flooding in Madeira (Portugal), U.S. hailstorms, the Deepwater Horizon oil rig explosion, the Icelandic volcano, and Hurricane Alex, compared to catastrophe-related losses of $55 million in the same period of 2009. Foreign General Insurance’s losses related to the worldwide credit crisis, as described in the quarterly underwriting ratios section above, aggregated to $306 million for the nine-month period ended September 30, 2009. No additional loss was recorded in the same period of 2010; however these reserves continue to be closely monitored and thus far have developed in line with expectations

•	prior year development, which amounted to $77 million of net adverse development for the period compared to $650 million in the same period of 2009. The current period amount of prior year development is net of a $153 million reserve discount, as discussed in the Discounting of Reserves section below. The current period amount is also net of $18 million of returned premiums on loss sensitive policies compared to $172 million of returned premiums in the prior period. Also included in the current period total is a reserve strengthening of $98 million in the excess casualty line of business related to adverse development relating to accident year 2007. Prior year development increased the 2010 calendar year loss ratio by 0.3 points.

•	an increase of 1.6 points in the expense ratio includes the effect of the consolidation of Fuji results. Excluding Fuji, the expense ratio increased 2.1 points due to a decrease in earned premium and an increase in general operating expenses, all of which were discussed in the quarterly underwriting ratios section above. The acquisition expenses are essentially unchanged reflecting increases from a 2009 commutation of a reinsurance agreement, resulting in a net reduction to the prior period acquisition expense, and the change in the mix of business, offset by Foreign General Insurance not renewing a high commission credit card indemnification program in Europe, as General Insurance focuses on product lines consistent with its risk appetite.
Quarterly General Insurance Investing and Other Results
     Net investment income for General Insurance decreased in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to a reduction in returns from partnership investments. Returns on fixed income investments also declined as reinvestment rates have been lower than the original rates of maturing securities. General Insurance is also seeking to redeploy a significant amount of its liquidity into higher yielding investments. General Insurance incurred net realized capital losses in the third quarter of 2010,

American International Group, Inc. and Subsidiaries
mainly due to other-than-temporary impairment charges related to a change in its intent to sell certain mortgage-backed securities.
Year-to-Date General Insurance Investing and Other Results
     In the nine-month period ended September 30, 2010, net investment income for General Insurance increased over the same period in 2009 primarily due to improvement in returns from partnership investments. Net realized capital gains were recognized in 2010 compared to losses in 2009 primarily due to lower other-than-temporary impairments on investments, higher gains on sales of fixed maturities and income from derivatives.
     See Consolidated Results for further discussion on net investment income and net realized capital gains (losses).
Commercial Insurance Results
The following table presents Commercial Insurance results:

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Underwriting results:
Net premiums written	$4,740	$5,002	(5)%	$13,265	$14,154	(6)%
(Increase) decrease in unearned premiums	(103)	(195)	-	514	828	(38)

Net premiums earned	4,637	4,807	(4)	13,779	14,982	(8)
Claims and claims adjustment expenses incurred	3,698	4,077	(9)	10,935	12,121	(10)
Change in deferred acquisition costs	(35)	(68)	-	30	59	(49)
Other underwriting expenses	1,057	1,104	(4)	3,306	3,120	6

Underwriting loss	(83)	(306)	-	(492)	(318)	-

Net investment income	785	889	(12)	2,519	1,834	37
Net realized capital gains (losses)	(185)	10	-	(249)	(575)	-

Pre-tax income	$517	$593	(13)%	$1,778	$941	89%

American International Group, Inc. and Subsidiaries
Commercial Insurance Underwriting Results
Commercial Insurance Net Premiums Written
The following table presents Commercial Insurance net premiums written by line of business:

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Line of business:
General liability/auto liability	$939	$1,005	(7)%	$2,308	$2,520	(8)%
Workers’ compensation	727	830	(12)	1,851	2,179	(15)
Property	503	553	(9)	1,770	1,918	(8)
Management/professional liability	485	474	2	1,396	1,361	3
Commercial umbrella/excess	405	427	(6)	1,183	1,264	(6)
A&H products	384	355	8	1,052	979	7
Other	275	292	(5)	816	935	(13)
Private client group	241	245	(2)	750	721	4
Multinational P&C	254	296	(14)	717	773	(7)
Programs	185	193	(4)	520	555	(6)
Environmental	128	124	3	367	379	(3)
Healthcare	139	144	(3)	365	418	(13)
Aviation	75	64	17	170	152	12

Total	$4,740	$5,002	(5)%	$13,265	$14,154	(6)%

Quarterly and Year-to-Date Commercial Insurance Net Premiums Written
     Commercial Insurance net premiums written decreased in the three- and nine-month periods ended September 30, 2010 compared to the same periods in 2009 primarily due to:
•	the reduction of aggregate exposures in certain property and casualty lines of business, reflecting risk management initiatives undertaken as part of AIG’s overall risk appetite;

•	lower U.S. workers’ compensation premiums due to declining rates, lower employment levels, increased competition and a strategy to remain price disciplined; and

•	declines in the construction, real estate and transportation lines of business, which were more negatively affected by the credit crisis compared to other lines of businesses. In addition, limited capital for new projects reduced the demand for general liability and commercial umbrella insurance.
Commercial Insurance Underwriting Ratios
The following table presents Commercial Insurance GAAP combined ratios:

	Three Months Ended			Nine Months Ended
	September 30,		Increase	September 30,		Increase
	2010	2009	(Decrease)	2010	2009	(Decrease)

Loss ratio	79.7	84.8	(5.1)	79.4	80.9	(1.5)
Expense ratio	22.0	21.6	0.4	24.2	21.2	3.0

Combined ratio	101.7	106.4	(4.7)	103.6	102.1	1.5

     The decrease in the Commercial Insurance combined ratio in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily resulted from the following:
•	an accident year loss ratio for the three months ended September 30, 2010 that was 2.9 points lower than the accident year loss ratio for the three months ended September 30, 2009. Catastrophe-related losses of $47 million were attributable to an August earthquake in New Zealand and further development on

American International Group, Inc. and Subsidiaries
catastrophes that occurred in prior quarters of the current year, compared to catastrophe-related losses of $55 million in the same period of 2009;

•	prior year development, which amounted to $137 million of net adverse development for the three months ended September 30, 2010 compared to net adverse development of $256 million for the three months ended September 30, 2009 as discussed below.

•	An increase in the expense ratio of 0.5 points driven by a decrease in earned premium, increases in general operating expenses, and partially offset by a decrease in acquisition expenses. General Operating Expenses include increases in allowances for credit risk reserves and operational enhancements (as discussed in General Insurance results above). Acquisition expenses decreased with the reduction of aggregate exposures in certain property and casualty lines of business.
     The increase in the Commercial Insurance combined ratio in the nine-month period ended September 30, 2010 compared to the same period in 2009 primarily resulted from the following:
•	an accident year loss ratio for the nine months ended September 30, 2010 that was 1.9 points higher than the accident year loss ratio for the same period ended September 30, 2009, resulting from catastrophe-related losses of approximately $480 million attributable to the combined losses of two severe windstorms in the Northeastern United States, flooding in the Southeastern United States, the earthquake in Chile, U.S. hailstorms, Hurricane Alex, and the earthquake in New Zealand, compared to catastrophe-related losses of $55 million in the same period of 2009; and

•	An increase of 3.0 points in the expense ratio due to a decrease in earned premium, an increase in acquisition expenses, and an increase in general operating expenses, all of which were discussed in the General Insurance results above.
Quarterly Commercial Insurance Net Loss Development
     The $137 million of adverse development in the three months ended September 30, 2010 is largely attributable to adverse development of $119 million related to asbestos claims, $63 million in excess casualty claims, and $43 million in the specialty workers’ compensation line of business. These losses were partially offset by $42 million of favorable development in the Lexington lines of business. The current period amount is net of a $135 million reserve discount, as described in the Discount on Reserves section below, and $40 million in accrued premiums on loss sensitive policies. For the current period, prior year development accounted for 3.1 points of the calendar year loss ratio.
Year-to-Date Commercial Insurance Net Loss Development
     The $95 million of adverse development in the nine months ended September 30, 2010 is primarily attributable to favorable development in the Lexington lines of business being more than offset by $159 million of adverse development related to asbestos claims, $97 million of adverse development in specialty workers’ compensation claims, and $79 million of adverse development in the financial institutions line of business. The $159 million of adverse development on asbestos claims relates entirely to accident years 1999 and prior and is primarily attributable to several large accounts. The current period amount is net of $135 million reserve discount, as described in the Discount on Reserves section below, and $18 million in accrued premiums on loss sensitive policies.
Quarterly Commercial Insurance Investing Results
     Net investment income for Commercial Insurance decreased in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to a sharp decline in returns from partnership investments. Net realized capital losses were due to other-than-temporary-impairments related to the change in its intent to sell certain mortgage-backed securities as mentioned in the General Insurance section above.

American International Group, Inc. and Subsidiaries
Year-to-Date Commercial Insurance Investing Results
     Net investment income for Commercial Insurance increased in the nine-month period ended September 30, 2010 compared to the same period in 2009 primarily due to improvement in returns from partnership investments.
     See Consolidated Results for further discussion on net investment income and net realized capital gains (losses).
Foreign General Insurance Results
The following table presents Foreign General Insurance results:

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Underwriting results:
Net premiums written	$3,858	$3,070	26%	$10,769	$9,570	13%
(Increase) decrease in unearned premiums	102	59	73	(577)	(321)	-

Net premiums earned	3,960	3,129	27	10,192	9,249	10
Claims and claims adjustment expenses incurred	2,411	1,918	26	6,208	5,301	17
Change in deferred acquisition costs	(222)	(6)	-	(409)	(113)	-
Other underwriting expenses	1,623	1,325	22	4,186	3,735	12

Underwriting profit (loss)	148	(108)	-	207	326	(37)

Investing and other results:
Net investment income	222	244	(9)	672	603	11
Net realized capital gains (losses)	(22)	(47)	-	237	(107)	-
Bargain purchase gain	-	-	-	332	-	-

Pre-tax income	$348	$89	291%	$1,448	$822	76%

Foreign General Insurance Underwriting Results
Foreign General Insurance Net Premiums Written
The following table presents Foreign General Insurance net premiums written by line of business:

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Line of business:
A&H products	$970	$950	2%	$2,914	$2,811	4%
Specialty lines	486	594	(18)	1,749	1,802	(3)
Personal lines	582	558	4	1,744	1,647	6
Casualty	362	392	(8)	1,448	1,381	5
Marine & Energy	190	174	9	625	525	19
Lloyds	173	204	(15)	567	596	(5)
Property	115	121	(5)	441	428	3
Aviation	48	59	(19)	212	207	2
Other	932	18	-	1,069	173	-

Total	$3,858	$3,070	26%	$10,769	$9,570	13%

American International Group, Inc. and Subsidiaries
Quarterly Foreign General Insurance Net Premiums Written
     Foreign General Insurance net premiums written increased in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to:
•	the Fuji acquisition, which contributed $865 million to the total (reported in Other in the table above); and

•	new business as global economic conditions improved.
     Overall, with the exclusion of Fuji, net written premiums are down 2.2 percent versus the same period in 2009. From a regional perspective, real growth in the Far East region was significantly enhanced by the Fuji acquisition. The Asia-Pacific region also did well while the Europe region took a slight downturn.
Year-to-Date Foreign General Insurance Net Premiums Written
     Foreign General Insurance net premiums written increased in the nine-month period ended September 30, 2010 compared to the same period in 2009 primarily due to:
•	the Fuji acquisition, which contributed $865 million to the total; and

•	new business as global economic conditions improved.
     From a regional perspective, real growth in the Far East region was significantly enhanced by the Fuji acquisition. The Europe region, which did well in its critical renewal season in the first quarter, remains positive for the period, as well. Overall, Foreign General Insurance continued an upward trend in production that began with the third quarter of 2009, which is attributable to improved retention and strong new business submissions.
AIG transacts business in most major foreign currencies. The following table summarizes the effect of changes in foreign currency exchange rates on the growth of Foreign General Insurance net premiums written:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010 vs. 2009		2010 vs. 2009

Increase in original currency(a)	23.8	%(b)	8.5%
Foreign exchange effect	1.9		4.0

Increase as reported in U.S. dollars	25.7%		12.5%

(a)	Computed using a constant exchange rate for each period.

(b)	Substantially all of this increase was attributable to the Fuji acquisition.
Foreign General Insurance Underwriting Ratios
The following table presents Foreign General Insurance combined ratios:

	Three Months Ended			Nine Months Ended
	September 30,		Increase	September 30,		Increase
	2010	2009	(Decrease)	2010	2009	(Decrease)

Loss ratio	60.9	61.3	(0.4)	60.9	57.3	3.6
Expense ratio	35.4	42.2	(6.8)	37.1	39.2	(2.1)

Combined ratio	96.3	103.5	(7.2)	98.0	96.5	1.5

     The decrease in the Foreign General Insurance combined ratio in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily resulted from the following:
•	a decrease in the accident year loss ratio of 1.5 points compared to the same period in the prior year. Catastrophe-related losses incurred in the current period were $25 million, mainly due to an earthquake in Christchurch, New Zealand, with no recorded catastrophic events in the prior period; and

•	a decrease of 6.8 points in the expense ratio includes the effect of the consolidation of Fuji’s results. Excluding Fuji, the expense ratio decreased 1.8 points due to decreased remediation costs and acquisition

American International Group, Inc. and Subsidiaries
expenses, offset by the write off of intangible assets, operational enhancements, and long term compensation program expense. Operational enhancements include the implementation of financial systems and improved control environment, and costs associated with securing financial strength ratings for certain subsidiaries. Acquisition expenses decreased primarily due to Foreign General Insurance not renewing a high commission credit card indemnification program in Europe as General Insurance focuses on product lines consistent with its risk appetite.
     In the three-month period ended September 30, 2009 Foreign General Insurance recorded $200 million for claims related to the worldwide credit crisis, negatively impacting the loss ratio for the period. No additional loss was recorded in the three-month period ended September 30, 2010; however these reserves continue to be closely monitored and thus far have developed in line with expectations.
     The increase in the Foreign General Insurance combined ratio in the nine-month period ended September 30, 2010 compared to the same period in 2009 primarily resulted from the following:
•	significant catastrophe-related losses in the nine months ended September 30, 2010, compared to none in the nine months ended September 30, 2009, contributed 3.7 points to the loss ratio. Catastrophe losses included the earthquake in Chile, flooding in Madeira (Portugal), the Deepwater Horizon oil rig explosion, the Icelandic volcano, Hurricane Alex, and the earthquake in Christchurch, New Zealand; and

•	a decrease of 2.1 points in the expense ratio includes the effect of the consolidation of Fuji’s results. Excluding Fuji, the expense ratio decreased 0.3 points, as discussed in the quarterly underwriting ratios section above In the nine-month period ended September 30, 2009 Foreign General Insurance posted charges totaling $306 million for claim increases in the financial institutions professional indemnity book related to continued exposure to credit and fraud claims, negatively impacting the loss ratio for the period. No additional losses were incurred in the three-month period ended September 30, 2010; however these reserves continue to be closely monitored and thus far have developed in line with expectations.
Quarterly Foreign General Insurance Net Loss Development
     Foreign General Insurance experienced $31 million of net adverse development in the three months ended September 30, 2010, including $31 million of favorable development related to Ascot, the Lloyds syndicate, and $24 million of favorable development in unrecoverable facultative reinsurance being more than offset by $61 million of adverse development related to asbestos claims, reflecting Foreign General’s share of U.S.-located losses that were discussed above, and $44 million of adverse development in the U.K. professional liability line of business relating to conveyance negligence claims from the high level of residential real estate activity in 2008. The remainder was spread throughout the other lines of business. The current period amount is net of a $18 million reserve discount, as discussed in the Discounting of Reserves section below; there was no such discount in the prior period. The $24 million favorable development in facultative reinsurance is the result of the reversal of a prior judgment against Chartis and the release of the associated reserves.
Year-to-Date Foreign General Insurance Net Loss Development
     Foreign General Insurance experienced net favorable prior-year development of $18 million in the nine months ended September 30, 2010, with $31 million of favorable development related to Ascot, $21 million of favorable development from the excess casualty line of business and $18 million of favorable development from the D&O line of business being offset by $67 million of adverse development in asbestos claims and $54 million of adverse development from the professional liability business segment. The remainder was spread throughout the other lines of business.
Quarterly Foreign General Insurance Investing and Other Results
     Foreign General Insurance net investment income decreased in the three-month period ended September 30, 2010 compared to the same period in 2009 due to lower mutual fund income and partnership results.

American International Group, Inc. and Subsidiaries
     Foreign General Insurance recorded net realized capital losses in the three-month period ended September 30, 2010 mainly due to gains in the sales of fixed maturity securities being more than offset by the negative effect of foreign exchange.
Year-to-Date Foreign General Insurance Investing and Other Results
     Foreign General Insurance net investment income increased in the nine-month period ended September 30, 2010 compared to the same period in 2009 primarily due to higher partnership results, dividends earned, and other investment income being partially offset by lower mutual fund and interest income. Investment expense was also lower.
     Foreign General Insurance recorded net realized capital gains in the nine-month period ended September 30, 2010 due to gains in the sales of fixed maturity securities and real estate, the favorable effect of foreign exchange and lower other-than-temporary impairments on investments being partially offset by losses on derivatives.
     On March 31, 2010, AIG, through a Foreign General Insurance subsidiary, purchased additional voting shares in Fuji. The acquisition of the additional voting shares resulted in Foreign General Insurance obtaining control of Fuji.
     Because the acquisition was completed on the last day of the quarter, the initial accounting for the acquisition was incomplete when AIG issued its unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2010. The initial purchase price allocation was based on the information that was available at the time to identify and estimate certain of the fair values of assets acquired, liabilities assumed, and non-controlling interests of Fuji as of the acquisition date. Fuji’s financial information is reported to Foreign General Insurance on a quarter lag. As such, Foreign General Insurance was awaiting additional information necessary to finalize the purchase price allocation as of the acquisition date. Furthermore, at the time, Foreign General Insurance had not obtained final appraisals of Fuji’s insurance contracts, loans, certain real estate and intangible assets.
     During the quarter ended June 30, 2010, Foreign General Insurance completed the accounting for the acquisition and retrospectively adjusted the provisional amounts initially recorded. Foreign General Insurance obtained the additional information necessary to finalize the purchase price allocation as of the acquisition date including final appraisals of Fuji’s insurance contracts, loans, certain real estate or intangible assets. During the quarter ended September 30, 2010, adjustments to the revised purchase price allocation as of March 31, 2010 occurred as a result of new information that became known about facts and circumstances that existed as of the acquisition date that, if known, would have affected the amounts recognized as of that date. As a consequence, these adjustments have been reflected retroactively back to the date of acquisition.
     At June 30, 2010, AIG reported that the acquisition resulted in a bargain purchase gain of approximately $406 million, which was included in the Consolidated Statement of Income (Loss) in Other Income. The adjustments to the revised purchase price allocation during the quarter ended September 30, 2010 reduced the bargain purchase gain by approximately $74 million to $332 million. AIG will retrospectively revise its results of operations for the three months ended March 31, 2010 when presenting comparative financial information containing that period. The bargain purchase gain is primarily attributable to the depressed market value of Fuji’s common stock, which AIG believes is the result of macro-economic, capital market and regulatory factors in Japan coupled with Fuji’s financial condition and results of operations. AIG anticipates that the bargain purchase gain will not be subject to U.S. or foreign income tax because the gain would only be recognized for tax purposes upon the sale of the Fuji shares.
Liability for unpaid claims and claims adjustment expense
     The following discussion on the consolidated liability for unpaid claims and claims adjustment expenses (loss reserves) presents loss reserves for the Commercial Insurance and Foreign General Insurance reporting units in the General Insurance operating segment and loss reserves pertaining to divested and/or Noncore businesses and those of the Mortgage Guaranty reporting unit collectively reported in AIG’s Other operations category.

American International Group, Inc. and Subsidiaries
The following table presents the components of the loss reserves by major lines of business on a statutory annual statement basis(a):

	September 30,	December 31,
(in millions)	2010	2009

Other liability occurrence	$20,505	$20,344
International(b)	16,359	12,582
Workers’ compensation	16,282	15,200
Other liability claims made	11,452	12,619
Mortgage Guaranty/Credit	4,688	5,477
Property	3,539	3,872
Auto liability	3,195	4,164
Products liability	2,355	2,414
Medical malpractice	1,763	1,672
Accident and health	1,410	1,677
Aircraft	1,168	1,388
Commercial multiple peril	1,006	1,081
Fidelity/surety	942	875
Reinsurance	130	154
Other	1,503	1,867

Total	$86,297	$85,386

(a)	Presented by lines of business pursuant to statutory reporting requirements as prescribed by the National Association of Insurance Commissioners.

(b)	Includes $2.2 billion related to the acquisition of Fuji on March 31, 2010.
     AIG’s gross loss reserves represent the accumulation of estimates of ultimate losses, including estimates for incurred but not yet reported reserves (IBNR) and loss expenses. The methods used to determine loss reserve estimates and to establish the resulting reserves are continually reviewed and updated. Any adjustments resulting from this review are currently reflected in pre-tax income. Because loss reserve estimates are subject to the outcome of future events, changes in estimates are unavoidable given that loss trends vary and time is often required for changes in trends to be recognized and confirmed. Reserve changes that increase previous estimates of ultimate cost are referred to as unfavorable or adverse development or reserve strengthening. Reserve changes that decrease previous estimates of ultimate cost are referred to as favorable development.
     The net loss reserves represent loss reserves reduced by reinsurance recoverable, net of an allowance for unrecoverable reinsurance and applicable discount for future investment income.
The following table classifies the components of the net liability for unpaid claims and claims adjustment expense by business unit:

	September 30,	December 31,
(in millions)	2010	2009

General Insurance segment:
Commercial Insurance	$49,711	$50,498
Foreign General Insurance	13,997	12,688

Total General Insurance	63,708	63,186

Mortgage Guaranty	3,918	4,713

Net liability for unpaid claims and claims adjustment expense at end of period	$67,626	$67,899

American International Group, Inc. and Subsidiaries
Discounting of Reserves
     At September 30, 2010, net loss reserves reflect a loss reserve discount of $2.81 billion, including tabular and non-tabular calculations. The tabular workers’ compensation discount is calculated using a 3.5 percent interest rate and the 1979-81 Decennial Mortality Table. The non-tabular workers’ compensation discount is calculated separately for companies domiciled in New York and Pennsylvania, and follows the statutory regulations for each state. For New York companies, the discount is based on a five percent interest rate and the companies’ own payout patterns. For Pennsylvania companies, the statute has specified discount factors for accident years 2001 and prior, which are based on a six percent interest rate and an industry payout pattern. For accident years 2002 and subsequent, the discount is based on the payout patterns and investment yields of the companies. Certain asbestos business that was written by General Insurance is discounted based on the investment yields of the companies and the payout pattern for this business. The discount is comprised of the following: $669 million — tabular discount for workers’ compensation in Commercial Insurance and $2.09 billion — non-tabular discount for workers’ compensation in Commercial Insurance; and $53 million — non-tabular discount for asbestos for General Insurance.
Quarterly Reserving Process
     AIG believes that the net loss reserves are adequate to cover net losses and loss expenses as of September 30, 2010. While AIG regularly reviews the adequacy of established loss reserves, there can be no assurance that AIG’s ultimate loss reserves will not develop adversely and materially exceed AIG’s loss reserves as of September 30, 2010. In the opinion of management, such adverse development and resulting increase in reserves is not likely to have a material adverse effect on AIG’s consolidated financial condition, although it could have a material adverse effect on AIG’s consolidated results of operations for an individual reporting period.
The following table presents the rollforward of net loss reserves:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Net liability for unpaid claims and claims adjustment expense at beginning of year	$67,423	$65,770	$67,899	$72,455
Foreign exchange effect	580	245	(635)	1,035
Acquisitions	-	-	1,538 (a)	-
Dispositions	-	(1,819)	(84)	(9,657	)(b)

Losses and loss expenses incurred:(c)
Current year	5,945	6,406	17,482	21,202
Prior years, other than accretion of discount	387	191	(226)	526
Prior years, accretion of discount	(26)	98	146	294

Losses and loss expenses incurred	6,306	6,695	17,402	22,022

Losses and loss expenses paid(c)	6,683	6,017	18,492	20,981

Activity of discontinued operations	-	(1)	-	(1)
Reclassified to liabilities held for sale	-	-	(2)	-

Net liability for unpaid claims and claims adjustment expense at end of period	$67,626	$64,873	$67,626	$64,873

(a)	Represents the acquisition of Fuji on March 31, 2010.

(b)	Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009 and HSB was sold during the first quarter of 2009.

(c)	Includes amounts related to dispositions through the date of disposition.

American International Group, Inc. and Subsidiaries
The following tables summarize development, (favorable) or unfavorable, of incurred losses and loss expenses for prior years (other than accretion of discount):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Prior Accident Year Development by Reporting Unit:
General Insurance segment:
Commercial Insurance	$312	$256	$212	$482
Foreign General Insurance	49	(10)	-	(4)

Total General Insurance segment	361	246	212	478

Other businesses:
Mortgage Guaranty	26	(55)	(438)	73
Insurance businesses sold*	-	-	-	(25)

Total Other businesses	26	(55)	(438)	48

Prior years, other than accretion of discount	$387	$191	$(226)	$526

*	Entities were sold during 2009.

Nine Months Ended September 30,	Calendar Year
(in millions)	2010	2009

Prior Accident Year Development by Accident Year:
Accident Year
2009	$(144)
2008	(200)	$247
2007	(91)	(76)
2006	(119)	(200)
2005	(10)	(11)
2004	50	44
2003 and prior	288	522

Prior years, other than accretion of discount	$(226)	$526

     In determining the loss development from prior accident years, AIG conducts analyses to determine the change in estimated ultimate loss for each accident year for each class of business. For example, if loss emergence for a class of business is different than expected for certain accident years, the actuaries examine the indicated effect such emergence would have on the reserves of that class of business. In some cases, the higher or lower than expected emergence may result in no clear change in the ultimate loss estimate for the accident years in question, and no adjustment would be made to the reserves for the class of business for prior accident years. In other cases, the higher or lower than expected emergence may result in a larger change, either favorable or unfavorable, than the difference between the actual and expected loss emergence. Such additional analyses were conducted for each class of business, as appropriate, in the three-month period ended September 30, 2010 to determine the loss development from prior accident years for three-month period ended September 30, 2010. As part of its reserving process, AIG also considers notices of claims received with respect to emerging issues, such as those related to the U.S. mortgage and housing market.
     See General Insurance Results herein for further discussion of net loss development.
Asbestos and Environmental Reserves
     The estimation of loss reserves relating to asbestos and environmental claims on insurance policies written many years ago is subject to greater uncertainty than other types of claims due to inconsistent court decisions as well as judicial interpretations and legislative actions that in some cases have tended to broaden coverage beyond the original intent of such policies and in others have expanded theories of liability.

American International Group, Inc. and Subsidiaries
     As described more fully in the 2009 Annual Report on Form 10-K, AIG’s reserves relating to asbestos and environmental claims reflect a comprehensive ground-up analysis. In the nine-month period ended September 30, 2010, $389 million gross and $160 million net of adverse incurred loss development pertaining to asbestos was reflected in the table that follows. This development was primarily attributable to several large accounts. In addition, a minor adjustment to the environmental gross and net reserves was also recognized.
The following table provides a summary of reserve activity, including estimates for applicable IBNR, relating to asbestos and environmental claims separately and combined:

Nine Months Ended September 30,	2010		2009
(in millions)	Gross	Net	Gross	Net

Asbestos:
Liability for unpaid claims and claims adjustment expense at beginning of year	$3,236	$1,151	$3,443	$1,200
Dispositions	-	-	(84)	(21)
Losses and loss expenses incurred*	389	160	184	78
Losses and loss expenses paid*	(492)	(180)	(473)	(129)

Liability for unpaid claims and claims adjustment expense at end of period	$3,133	$1,131	$3,070	$1,128

Environmental:
Liability for unpaid claims and claims adjustment expense at beginning of year	$338	$159	$417	$194
Dispositions	-	-	(37)	(7)
Losses and loss expenses incurred*	18	17	2	-
Losses and loss expenses paid*	(73)	(33)	(37)	(23)

Liability for unpaid claims and claims adjustment expense at end of period	$283	$143	$345	$164

Combined:
Liability for unpaid claims and claims adjustment expense at beginning of year	$3,574	$1,310	$3,860	$1,394
Dispositions	-	-	(121)	(28)
Losses and loss expenses incurred*	407	177	186	78
Losses and loss expenses paid*	(565)	(213)	(510)	(152)

Liability for unpaid claims and claims adjustment expense at end of period	$3,416	$1,274	$3,415	$1,292

*	All amounts pertain to policies underwritten in prior years, primarily to policies issued in 1984 and prior years.
The following table presents the estimate of the gross and net IBNR included in the Liability for unpaid claims and claims adjustment expense, relating to asbestos and environmental claims separately and combined:

Nine Months Ended September 30,	2010		2009
(in millions)	Gross	Net	Gross	Net

Asbestos	$2,016	$842	$1,924	$856
Environmental	117	43	177	77

Combined	$2,133	$885	$2,101	$933

The following table presents a summary of asbestos and environmental claims count activity:

	2010			2009
Nine Months Ended September 30,	Asbestos	Environmental	Combined	Asbestos	Environmental	Combined

Claims at beginning of year	5,417	5,994	11,411	5,780	6,674	12,454
Claims during year:
Opened	322	291	613	465	860	1,325
Settled	(215)	(102)	(317)	(205)	(154)	(359)
Dismissed or otherwise resolved	(559)	(1,959)	(2,518)	(602)	(1,256)	(1,858)

Claims at end of period	4,965	4,224	9,189	5,438	6,124	11,562

American International Group, Inc. and Subsidiaries
Survival Ratios — Asbestos and Environmental
     The following table presents AIG’s survival ratios for asbestos and environmental claims at September 30, 2010 and 2009. The survival ratio is derived by dividing the current carried loss reserve by the average payments for the three most recent calendar years for these claims. Therefore, the survival ratio is a simplistic measure estimating the number of years it would be before the current ending loss reserves for these claims would be paid off using recent year average payments. In addition, AIG’s survival ratio for asbestos claims was negatively affected by certain favorable settlements during 2008 and 2007. These settlements reduced gross and net asbestos survival ratios at September 30, 2010 by approximately 0.2 years and 0.6 years, respectively; and reduced gross and net asbestos survival ratios at September 30, 2009 by approximately 0.8 years and 1.9 years, respectively. Many factors, such as aggressive settlement procedures, mix of business and level of coverage provided, have a significant effect on the amount of asbestos and environmental reserves and payments and the resultant survival ratio. Moreover, as discussed above, the primary basis for AIG’s determination of its reserves are not survival ratios, but instead the ground-up and top-down analysis. Thus, caution should be exercised in attempting to determine reserve adequacy for these claims based simply on this survival ratio.
The following table presents AIG’s survival ratios for asbestos and environmental claims, separately and combined, which were based upon a three-year average payment:

	2010		2009
Nine Months Ended September 30,	Gross	Net	Gross	Net

Survival ratios:
Asbestos	4.9	4.6	4.5	3.6
Environmental	4.1	3.4	4.3	3.3
Combined	4.8	4.4	4.4	3.6

Domestic Life Insurance & Retirement Services Operations
     AIG’s Domestic Life Insurance & Retirement Services segment, operating as SunAmerica Financial Group, is comprised of several life insurance and retirement services businesses that offer a comprehensive suite of life insurance, retirement savings products and guaranteed income solutions through an established multi-channel distribution network that includes banks, national, regional and independent broker-dealers, career financial advisors, wholesale life brokers, insurance agents and a direct-to-consumer platform.
     SunAmerica Financial Group’s businesses offer a broad range of protection products, including individual term and universal life insurance, and group life and health products. In addition, SunAmerica Financial Group’s businesses offer defined contribution retirement plans, group and individual fixed and variable annuities, group and individual mutual funds financial planning and investment advisory services and retirement income solutions. SunAmerica Financial Group also offers a variety of payout annuities, including immediate annuities, structured settlements and terminal funding annuities. Certain previously acquired closed blocks and fixed and variable annuity blocks that have been discontinued are reported as “runoff” annuities. SunAmerica Financial Group also maintains a runoff block of Guaranteed Investment Contracts (GICs) that were issued to the institutional market place prior to 2006.
     In managing SunAmerica Financial Group, AIG analyzes the operating performance of each business using pre-tax income (loss) before net realized capital gains (losses). Pre-tax income (loss) before net realized capital gains (losses) is not a substitute for pre-tax income determined in accordance with U.S. GAAP. However, AIG believes that the presentation of pre-tax income (loss) before net realized capital gains (losses) enhances the understanding of the underlying profitability of the ongoing operations of SunAmerica Financial Group. The reconciliations to pre-tax income are provided in the tables that follow.

American International Group, Inc. and Subsidiaries
Domestic Life Insurance & Retirement Services Results
The following table presents Domestic Life Insurance & Retirement Services results:

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Domestic Life Insurance:
Premiums and other considerations	$992	$1,012	(2)%	$3,060	$3,253	(6)%
Net investment income	1,105	1,015	9	3,189	2,775	15
Policyholder benefits and claims incurred	1,253	1,209	4	3,878	3,785	2
Policy acquisition and other expenses	481	415	16	1,257	1,309	(4)

Pre-tax income before net realized capital losses	363	403	(10)	1,114	934	19
Net realized capital losses	(20)	(173)	-	(260)	(732)	-

Pre-tax income	$343	$230	49%	$854	$202	323%

Domestic Retirement Services:
Premiums and other considerations	$276	$265	4%	$838	$795	5%
Net investment income	1,551	1,724	(10)	4,802	4,115	17
Policyholder benefits and claims incurred	885	897	(1)	2,727	3,153	(14)
Policy acquisition and other expenses	327	288	14	872	1,390	(37)

Pre-tax income before net realized capital gains (losses)	615	804	(24)	2,041	367	456
Net realized capital gains (losses)	40	(1,256)	-	(1,482)	(2,418)	-

Pre-tax income (loss)	$655	$(452)	-%	$559	$(2,051)	-%

Total Domestic Life Insurance & Retirement Services:
Premiums and other considerations	$1,268	$1,277	(1)%	$3,898	$4,048	(4)%
Net investment income	2,656	2,739	(3)	7,991	6,890	16
Policyholder benefits and claims incurred	2,138	2,106	2	6,605	6,938	(5)
Policy acquisition and other expenses	808	703	15	2,129	2,699	(21)

Pre-tax income before net realized capital gains (losses)	978	1,207	(19)	3,155	1,301	143
Net realized capital gains (losses)	20	(1,429)	-	(1,742)	(3,150)	-

Pre-tax income (loss)	$998	$(222)	-%	$1,413	$(1,849)	-%

Quarterly Domestic Life Insurance & Retirement Services Results
     Domestic Life Insurance & Retirement Services reported a decrease in pre-tax income before net realized capital losses in the three-month period ended September 30, 2010 compared to the same period in 2009 primarily due to the following:
•	lower net investment income due to a $106 million decrease in partnership income and a $94 million decrease in valuation gains on ML II, partially offset by $78 million higher call and tender income; and

•	higher amortization of DAC and SIA of $75 million related to net realized capital gains in 2010 as compared with net realized capital losses in the same period of 2009.
     Domestic Life Insurance & Retirement Services reported a net realized capital gain for the three months ended September 30, 2010 as gains on the sale of securities and a $167 million gain from a legal settlement related to AIG’s terminated U.S. securities lending program more than offset other-than-temporary impairment charges and derivative fair value losses. Other-than-temporary impairment charges declined by $383 million from the same period of 2009 and derivative fair value losses on interest rate and foreign exchange derivatives, which are primarily used to hedge the effect of interest rate and foreign exchange movements on GIC reserves, decreased by $426 million including the foreign exchange offset by the underlying GIC reserves.

American International Group, Inc. and Subsidiaries
Year-to Date Domestic Life Insurance & Retirement Services Results
     Domestic Life Insurance & Retirement Services reported an increase in pre-tax income before net realized capital losses in the nine-month period ended September 30, 2010 compared to the same period in 2009 primarily due to the following:
•	higher net investment income due to a $659 million increase in partnership income and a $537 million increase in valuation gains on ML II;

•	DAC and SIA unlocking and related reserve strengthening charges of $601 million in 2009 primarily due to reductions in the long-term growth assumptions and deteriorated equity market conditions early in 2009 for group retirement products and individual variable annuities. There were no unlockings in the nine-months ended September 30, 2010; and

•	Goodwill impairment charges of $81 million in 2009. There were no goodwill impairment charges in the nine-months ended September 30, 2010.
     Pre-tax income for Domestic Life Insurance & Retirement Services reflected lower levels of net realized capital losses principally from lower other-than-temporary impairment charges of $1.8 billion, the $167 million gain from the legal settlement noted above and increases in net realized capital gains from the sale of securities during the three months ended September 30, 2010. These improvements were partially offset by an increase of $655 million related to derivative fair values losses noted above. In addition, during 2010 Domestic Life Insurance & Retirement Services recorded $549 million of losses from the change in fair value of embedded derivative liabilities, net of economic hedges, compared to gains of $125 million in 2009. These losses were primarily driven by increases in volatilities in the equity markets and declines in long-term interest rates.
     Although there were no unlocking adjustments in the nine-month period ended September 30, 2010, management expects to complete its annual review of all actuarial estimates and assumptions in the fourth quarter. The review may result in fourth quarter changes in various actuarial assumptions including those pertaining to DAC, reserves and the fair value of certain variable annuity guarantees.
Sales and Deposits
The following table summarizes Domestic Life Insurance & Retirement Services sales and deposits by product(a):

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Life insurance:
Periodic premiums	$56	$48	17%	$174	$167	4%
Single premiums and unscheduled deposits	43	9	378	122	72	69

Total life insurance	99	57	74	296	239	24
Group retirement product deposits	1,580	1,525	4	4,790	4,577	5
Individual fixed annuity deposits(b)	993	1,366	(27)	3,762	4,143	(9)
Individual variable annuity deposits	556	176	216	1,409	640	120
Payout annuity deposits	123	136	(10)	526	452	16
Group life and health premiums	14	12	17	54	81	(33)

Total sales and deposits	$3,365	$3,272	3%	$10,837	$10,132	7%

(a)	Includes divested operations in 2009. Life insurance sales include periodic premiums from new business expected to be collected over a one-year period and unscheduled and single premiums from new and existing policyholders. Annuity sales represent deposits from new and existing customers. Sales of group accident and health insurance represent annualized first-year premium from new policies.

(b)	Includes fixed annuity deposits sold through independent life insurance distribution channels.
     Total sales and deposits increased in the three- and nine-month periods ended September 30, 2010 compared to the same periods in 2009 as improved results from life insurance, group retirement products and individual

American International Group, Inc. and Subsidiaries
variable annuities offset a decline in individual fixed annuity deposits. Life insurance sales increased in the three-and nine-month periods ended September 30, 2010 compared to the same periods in 2009 driven by term and universal life products sold through independent and career distribution networks. Group Retirement deposits increased for the three- and nine-month periods ended September 30, 2010 primarily due to new product introductions and the resumption of sales in a number of third party sales channels. Individual fixed annuity deposits decreased primarily due to the low interest rate environment in 2010. Variable annuity sales increased due to competitive product enhancements, reinstatements at a number of key broker-dealers, and increased wholesaler productivity. Payout annuity sales increased in the nine-month period ended September 30, 2010 compared to the same period in 2009 as a result of improved structured settlement and immediate annuity sales.

American International Group, Inc. and Subsidiaries
Domestic Retirement Services Sales and Deposits
The following table presents the account value rollforward for Domestic Retirement Services:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

Group retirement products
Balance, beginning of year	$62,216	$58,381	$63,419	$56,861
Deposits – annuities	1,232	1,211	3,759	3,550
Deposits – mutual funds	348	314	1,031	1,027

Total Deposits	1,580	1,525	4,790	4,577
Surrenders and other withdrawals	(1,411)	(1,382)	(4,827)	(4,730)
Death benefits	(74)	(65)	(225)	(194)

Net inflows (outflows)	95	78	(262)	(347)
Change in fair value of underlying investments, interest credited, net of fees	3,472	4,309	2,626	6,254

Balance, end of period	$65,783	$62,768	$65,783	$62,768

Individual fixed annuities
Balance, beginning of year	$47,998	$46,124	$47,202	$48,394
Deposits	896	1,148	3,326	3,434
Surrenders and other withdrawals	(854)	(1,158)	(2,651)	(5,716)
Death benefits	(371)	(392)	(1,133)	(1,325)

Net outflows	(329)	(402)	(458)	(3,607)
Change in fair value of underlying investments, interest credited, net of fees	478	469	1,403	1,404

Balance, end of period	$48,147	$46,191	$48,147	$46,191

Individual variable annuities
Balance, beginning of year	$23,318	$22,601	$24,637	$23,593
Deposits	556	176	1,409	640
Surrenders and other withdrawals	(610)	(619)	(1,971)	(1,972)
Death benefits	(101)	(88)	(327)	(301)

Net outflows	(155)	(531)	(889)	(1,633)
Change in fair value of underlying investments, interest credited, net of fees	1,881	2,676	1,296	2,786

Balance, end of period	$25,044	$24,746	$25,044	$24,746

Total Domestic Retirement Services
Balance, beginning of year	$133,532	$127,106	$135,258	$128,848
Deposits	3,032	2,849	9,525	8,651
Surrenders and other withdrawals	(2,875)	(3,159)	(9,449)	(12,418)
Death benefits	(546)	(545)	(1,685)	(1,820)

Net outflows	(389)	(855)	(1,609)	(5,587)
Change in fair value of underlying investments, interest credited, net of fees	5,831	7,454	5,325	10,444

Balance, end of year, excluding runoff	138,974	133,705	138,974	133,705
Individual annuities runoff	4,485	4,695	4,485	4,695
GIC runoff	8,478	9,902	8,478	9,902

Balance at end of period	$151,937	$148,302	$151,937	$148,302

General and separate account reserves and mutual funds
General account reserve	$97,944	$95,817	$97,944	$95,817
Separate account reserve	45,605	44,225	45,605	44,225

Total general and separate account reserves	143,549	140,042	143,549	140,042
Group retirement mutual funds	8,388	8,260	8,388	8,260

Total reserves and mutual funds	$151,937	$148,302	$151,937	$148,302

     Surrender rates have improved compared to the prior year for group retirement products, individual fixed annuities and individual variable annuities as surrenders have returned to more normal levels. Surrender rates for group retirement products are expected to increase in the remainder of 2010 as certain large group surrenders are anticipated.

American International Group, Inc. and Subsidiaries
The following table presents reserves by surrender charge category and surrender rates:

	September 30, 2010			September 30, 2009
	Group	Individual	Individual	Group	Individual	Individual
	Retirement	Fixed	Variable	Retirement	Fixed	Variable
(in millions)	Products*	Annuities	Annuities	Products*	Annuities	Annuities

No surrender charge	$50,648	$13,272	$11,151	$46,942	$10,729	$10,717
0% – 2%	1,157	3,585	3,943	1,619	3,001	3,944
Greater than 2% – 4%	1,762	5,014	1,854	1,898	6,130	2,118
Greater than 4%	2,926	23,135	6,959	3,147	23,123	7,018
Non-Surrenderable	902	3,141	1,137	902	3,208	949

Total reserves	$57,395	$48,147	$25,044	$54,508	$46,191	$24,746

Surrender rates	10.1%	7.4%	11.1%	11.0%	16.3%	12.3%

*	Excludes mutual funds of $8.4 billion and $8.3 billion at September 30, 2010 and 2009, respectively.
Foreign Life Insurance & Retirement Services Operations
     AIG’s Foreign Life Insurance & Retirement Services operations include traditional life insurance, retirement planning, accident and health insurance, as well as savings and investment products for consumers and businesses. The Foreign Life Insurance & Retirement Services products are sold through independent producers, career agents, financial institutions and direct marketing channels.
     In managing its Foreign Life Insurance & Retirement Services businesses, AIG analyzes the operating performance of each business using pre-tax income (loss) before net realized capital gains (losses). Pre-tax income (loss) before net realized capital gains (losses) is not a substitute for pre-tax income determined in accordance with U.S. GAAP. However, AIG believes that the presentation of pre-tax income (loss) before net realized capital gains (losses) enhances the understanding of the operating performance of the Foreign Life Insurance & Retirement Services businesses by highlighting the results from ongoing operations and the underlying profitability of its businesses. The reconciliations to pre-tax income are provided in the table that follows.
     Following the classification of ALICO, AIG Star and AIG Edison and Nan Shan as discontinued operations (see Note 3 to the Consolidated Financial Statements), AIG’s remaining Foreign Life Insurance & Retirement Services operations are conducted primarily through AIA and, to a lesser extent, AIRCO.
Foreign Life Insurance & Retirement Services Results
The following table presents Foreign Life Insurance & Retirement Services results:

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Total Foreign Life Insurance & Retirement Services:
Premiums and other considerations	$2,559	$2,232	15%	$7,387	$6,693	10%
Net investment income	1,305	1,297	1	2,918	3,908	(25)
Policyholder benefits and claims incurred	2,629	2,531	4	6,621	7,634	(13)
Policy acquisition and other expenses	701	589	19	1,979	1,852	7

Pre-tax income before net realized capital gains	534	409	31	1,705	1,115	53
Net realized capital gains	157	122	29	386	202	91

Pre-tax income	$691	$531	30%	$2,091	$1,317	59%

American International Group, Inc. and Subsidiaries
     AIG transacts business in most major foreign currencies and therefore premiums and other considerations reported in U.S. dollars vary by volume and from changes in foreign currency translation rates.
The following table summarizes the effect of changes in foreign currency exchange rates on Foreign Life Insurance & Retirement Services Premiums and other considerations:

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2010 vs. 2009	2010 vs. 2009

Increase in original currency*	10.5%	3.6%
Foreign exchange effect	4.2	6.8

Increase as reported in U.S. dollars	14.7%	10.4%

*	Computed using a constant exchange rate each period.
Quarterly Foreign Life Insurance & Retirement Services Results
     Premiums and other considerations increased in the three-month period ended September 30, 2010 compared to the same period in 2009 due to the favorable effect of foreign exchange shown above as well as higher in-force business as a result of improvement in persistency from Hong Kong, Singapore, Malaysia, Thailand and China. Net investment income was essentially unchanged compared to the same period in 2009, however, excluding policyholder trading gains of $42 million, increased due to higher levels of invested assets and market improvement.
     Pre-tax income before net realized capital gains increased significantly in the three-month period ended September 30, 2010 compared to the same period in 2009 largely due to the factors mentioned above as well as:
•	DAC charges in Korea in 2009 due to higher than anticipated surrenders related to a certain product and actuarial charges of $91 million for changes in estimates related to a project to increase standardization of AIG’s actuarial systems and processes; and

•	the positive effects of the consolidation of a pension trust guaranteed fund under the adoption of the new accounting standard in the first quarter of 2010 on the consolidation of variable interest entities of $67 million.
     This improvement was partially offset by an increase in salaries and bonuses, a long-term incentive program provision as well as higher expenses related to strategic systems investments.
Pre-tax income included a decline in net realized capital gains in the Philippines and China.
Year-to-Date Foreign Life Insurance & Retirement Services Results
     Premiums and other considerations increased in the nine-month period ended September 30, 2010 compared to the same period in 2009 due to the favorable effects of foreign exchange shown above, higher in-force business as a result of improvement in persistency in key Asian markets and higher sales volumes in the first nine months of 2010. Net investment income decreased compared to the same period in 2009 due to a $1.4 billion decline in policyholder trading gains. Net investment income, excluding policyholder trading gains, increased due to increased holdings in longer dated bonds in Korea, higher dividend income in Thailand and higher invested assets across key Asian markets.
     Pre-tax income before net realized capital gains increased significantly in the nine-month period ended September 30, 2010 compared to the same period in 2009 largely due to the factors mentioned above as well as:
•	a $134 million loss recognition charge related to the Philippines operations in 2009;

•	DAC charges in Korea in 2009 of $91 million noted above;

American International Group, Inc. and Subsidiaries
•	the positive effects of the consolidation of a pension trust guaranteed fund under the adoption of the new accounting standard on the consolidation of variable interest entities, tax changes in participating funds and a release in reserves as a result of changes in bonus scale in Singapore totaling $139 million; and

•	favorable foreign exchange impact of $64 million.
     Pre-tax income included an increase in net realized capital gains and reflected a significant decline in other-than-temporary impairment charges.
Foreign Life Insurance & Retirement Services Sales and Deposits
The following table summarizes first year premium, single premium and annuity deposits for Foreign Life Insurance & Retirement Services:

			Percentage				Percentage
			Increase/				Increase/
	Three Months Ended		(Decrease)		Nine Months Ended		(Decrease)
	September 30,			Original	September 30,			Original
(in millions)	2010	2009	U.S. $	Currency	2010	2009	U.S. $	Currency

First year premium	$475	$488	(3)%	(7)%	$1,302	$1,235	5%	(2)%
Single premium	227	390	(42)	(44)	649	731	(11)	(15)
Annuity deposits	46	26	75	67	121	65	86	66

Quarterly Foreign Life Insurance & Retirement Services Sales and Deposits
     First year premium sales declined in the three-month period ended September 30, 2010 compared to the same period in 2009 on both a U.S. dollar basis and original currency basis. Hong Kong benefited from strong savings product sales in the same period of the prior year which became renewal sales in the current period. Australia new business sales returned to normal following the successful acquisition of a few large corporate customers last year, while Korea’s first year sales performance was depressed as competition in the direct marketing channel intensified. Traditional life insurance products contributed over 50 percent of first year insurance sales with growing demand for investment-oriented life insurance products as market volatility decreased. Strong first year insurance sales in Singapore with the launch of a popular savings product and Thailand as political unrest stabilized were partially offset by a decline in Hong Kong, Australia and Korea.
     Single premium sales declined in the three-month period ended September 30, 2010 on both a U.S. dollar basis and original currency basis compared to the same period in 2009. Increased single premium sales in Korea and the Philippines were not sufficient to offset a decline in single premium sales in Singapore which experienced strong single premium sales in same period prior year as market conditions improved.
     Annuity deposits increased in the three-month period ended September 30, 2010 on both a U.S. dollar basis and original currency basis compared to the same period in 2009 due to a successful promotion campaign on fixed annuity deposits in Korea.
Year-to-Date Foreign Life Insurance & Retirement Services Sales and Deposits
     First year premium sales increased in the nine-month period ended September 30, 2010 compared to the same period in 2009 on a U.S. dollar basis and declined slightly on an original currency basis as sales continued to focus on traditional life insurance products in Hong Kong, Singapore, Malaysia, Thailand and China as economic growth solidified and broadened across Asian markets. The increase in savings and investment product sales in Hong Kong and Thailand fully offset the declines in Korea due to re-pricing of savings and investment products.
     Single premium sales declined in the nine-month period ended September 30, 2010 on both a U.S. dollar basis and original currency basis compared to the same period in 2009. Increased single premium sales in Korea and the Philippines were not sufficient to offset a decline in single premium sales in Singapore which experienced strong single premium sales in the prior year period as market conditions improved.

American International Group, Inc. and Subsidiaries
     Annuity deposits increased in the nine-month period ended September 30, 2010 on both a U.S. dollar basis and original currency basis compared to the same period in 2009 due to significantly increased fixed annuity deposits in Korea.
Sales Inducement Assets
     AIG offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contractholder are recognized as part of the liability for policyholders’ contract deposits in the Consolidated Balance Sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.
Deferred Policy Acquisition Costs
     DAC for Life Insurance & Retirement Services products arises from the deferral of costs that vary with, and are directly related to, the acquisition of new or renewal business. Policy acquisition costs for life insurance products are generally deferred and amortized over the premium paying period. Policy acquisition costs that relate to universal life and investment-type products are generally deferred and amortized, with interest in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Value of Business Acquired (VOBA) is determined at the time of acquisition and is reported on the consolidated balance sheet with DAC and amortized over the life of the business similar to DAC.
The following table summarizes the major components of the changes in DAC/VOBA:

Nine Months Ended September 30,
(in millions)	2010	2009

Domestic Life Insurance & Retirement Services
Balance at beginning of year	$11,098	$14,447
Acquisition costs deferred	736	740
Amortization charged to pre-tax income	(786)	(1,231)
Change in unrealized gains (losses) on securities	(1,649)	(831)
Increase (decrease) due to foreign exchange	1	(14)
Other*	-	(1,838)
Reclassified to Assets held for sale	(4)	-
Consolidation and eliminations	44	-

Balance at end of period	$9,440	$11,273

Foreign Life Insurance & Retirement Services
Balance at beginning of year	$24,792	$26,166
Acquisition costs deferred	1,113	1,094
Amortization charged to pre-tax income	(775)	(851)
Change in unrealized gains (losses) on securities	(92)	(10)
Increase due to foreign exchange	226	533
Other	9	(18)
Activity of discontinued operations	(345)	608
Reclassified to Assets held for sale	(14,310)	-

Balance at end of period	$10,618	$27,522

*	In 2009, includes a decrease of $1.3 billion related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard and a decrease of $479 million related to the divestiture of the operations in Canada.
     As AIG operates in various global markets, the estimated gross profits used to amortize DAC and VOBA are subject to differing market returns and interest rate environments in any single period. The combination of market returns and interest rates may lead to acceleration of amortization in some products and regions and simultaneous deceleration of amortization in other products and regions.

American International Group, Inc. and Subsidiaries
     DAC and VOBA for insurance-oriented, investment-oriented and retirement services products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, AIG’s DAC and VOBA may be subject to an impairment charge and AIG’s results of operations could be significantly affected in future periods.
Financial Services Operations
     AIG’s Financial Services subsidiaries engage in diversified activities including commercial aircraft and equipment leasing and capital markets, which are conducted through ILFC and AIGFP. Following the classification of AGF as discontinued operations in the third quarter of 2010 (see Note 3 to the Consolidated Financial Statements), AIG’s remaining consumer finance businesses are now reported in AIG’s Other operations category as part of Noncore businesses.
     As discussed in Note 2, in order to align financial reporting with changes made during the third quarter of 2010 to the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, changes were made to AIG’s segment information. During the third quarter of 2010, AIG’s Asset Management group undertook the management responsibilities for non-derivative assets and liabilities of the Capital Markets businesses of the Financial Services segment. These assets and liabilities are being managed on a spread basis, in concert with the Matched Investment Program. Accordingly, gains and losses related to these assets and liabilities, primarily consisting of credit valuation adjustment gains and losses, reported in AIG’s Other operations category as part of Asset Management — Direct Investment Business. Also, intercompany interest related to loans from AIG Funding Inc. (AIG Funding) to AIGFP is no longer being allocated to Capital Markets from Other operations.
     The remaining capital markets derivatives business continues to be reported in the Financial Services segment as part of Capital Markets results.
Prior periods have been revised to conform with the current period presentation for the above changes.
Aircraft Leasing
     AIG’s Aircraft Leasing operations are the operations of ILFC, which generates its revenues primarily from leasing new and used commercial jet aircraft to foreign and domestic airlines. Revenues also result from the remarketing of commercial jet aircraft for ILFC’s own account, and remarketing and fleet management services for airlines and other aircraft fleet owners.
Capital Markets
     AIGFP engaged as principal in a wide variety of financial transactions, including standard and customized financial products involving commodities, credit, currencies, energy, equities and interest rates. AIGFP has continued to unwind its businesses and portfolios, including those associated with credit protection written through credit default swaps on super senior risk tranches of diversified pools of loans and debt securities. See Liquidity of Parent and Subsidiaries — Financial Services — Capital Markets Wind-down.
     Historically, AIG’s Capital Markets operations derived a significant portion of their revenues from hedged financial positions entered into in connection with counterparty transactions. AIGFP has also participated as a dealer in a wide variety of financial derivatives transactions.

American International Group, Inc. and Subsidiaries
Financial Services Results
Financial Services results were as follows:

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Revenues:
Aircraft Leasing	$861	$1,284	(33)%	$2,975	$3,949	$(25)%
Capital Markets	234	1,027	(77)	149	941	(84)
Other, including intercompany adjustments	87	95	(8)	275	467	(41)

Total	$1,182	$2,406	(51)%	$3,399	$5,357	$(37)%

Pre-tax income (loss):
Aircraft Leasing	$(214)	$307	-%	$(122)	$1,033	$-%
Capital Markets	148	888	(83)	(83)	530	-
Other, including intercompany adjustments	(23)	(45)	-	(62)	(31)	-

Total	$(89)	$1,150	-%	$(267)	$1,532	$-%

Quarterly Financial Services Results
     Financial Services reported a pre-tax loss for the three-month period ended September 30, 2010 compared to pre-tax income for the same period in 2009 due to the following:
•	ILFC reported a pre-tax loss for the three-month period ended September 30, 2010 as compared to pre-tax income for the same period for 2009 due primarily to impairment charges recorded on aircraft in its fleet. During the three-month period ended September 30, 2010, ILFC recorded asset impairment losses of $422 million on certain aircraft in its fleet reflecting management’s outlook related to the future recovery of the airline industry due to a decrease in demand for certain aircraft types, increased volatility in fuel costs and changes in other macroeconomic conditions which, when aggregated, resulted in lower future estimated lease rates used in ILFC’s annual recurring recoverability assessment. Additionally, ILFC recorded asset impairment losses of $22 million related to aircraft sales and $21 million related to potential aircraft sales. ILFC also incurred increased interest expense driven by higher composite borrowing rates, and an increase in the provision for overhauls to reflect an increase in future reimbursements.

•	Capital Markets reported pre-tax income as unrealized market valuation gains related to the super senior credit default swap portfolio amounted to $152 million and $959 million in the three-month periods ended September 30, 2010 and 2009, respectively. The operating results in the three-month period ended September 30, 2010 and 2009 were partially offset by net losses of $63 million and $233 million, respectively, representing the net effect of changes in credit spreads on the valuation of Capital Markets derivative assets and liabilities.
Year-to-Date Financial Services Results
     Financial Services reported a pre-tax loss for the nine-month period ended September 30, 2010 compared to pre-tax income for the same period in 2009 due to the following:
•	ILFC reported a pre-tax loss for the nine-month period ended September 30, 2010 compared to pre-tax income for the same period for 2009 due primarily to impairment charges recorded on aircraft in its fleet. During the nine-month period ended September 30, 2010, ILFC recorded asset impairment losses of $422 million on certain aircraft in its fleet as noted above. Additionally, ILFC signed agreements to sell 64 aircraft to third parties and recorded asset impairment losses aggregating $409 million, and operating lease related charges aggregating $90 million related to 61 of the 64 aircraft. ILFC also recorded asset impairment losses aggregating $41 million in relation to the potential sales of five aircraft, incurred increased interest

American International Group, Inc. and Subsidiaries
expense driven by higher composite borrowing rates, and recorded an increase in the provision for overhauls as a result of an adjustment to reflect an increase in future reimbursements.

•	Capital Markets reported a pre-tax loss for the nine-month period ended September 30, 2010 and pre-tax income for the same period in 2009. Unrealized market valuation gains related to its super senior credit default swap portfolio amounted to $432 million and $1.1 billion in the nine-month periods ended September 30, 2010 and 2009, respectively. The operating results in the nine-month period ended September 30, 2010 and 2009 include net losses of $379 million and net gains of $818 million, respectively, representing the effect of changes in credit spreads on the valuation of Capital Market’s derivative assets and liabilities. The effect on operating results related to the continued wind-down of Capital Markets’ businesses and portfolios were significantly lower during the nine-month period ended September 30, 2010 compared to the same period in 2009.
Quarterly Capital Markets Results
     Capital Markets reported lower pre-tax income in the three-month period ended September 30, 2010 compared to the same period in 2009. Capital Markets reported unrealized market valuation gains related to its super senior credit default swap portfolio of $152 million for the three-month period ended September 30, 2010 compared to unrealized market valuation gains of $959 million for the same period in 2009. The principal components of Capital Markets’ valuation gains and losses recognized on its super senior credit default swap portfolio were as follows:
•	Capital Markets recognized an unrealized market valuation gain of $8 million in the three-month period ended September 30, 2010, with respect to CDS transactions in the corporate arbitrage portfolio, compared to an unrealized market valuation gain of $566 million in the three-month period ended September 30, 2009 as a result of decreasing corporate spreads in 2009.

•	Capital Markets recognized an unrealized market valuation gain of $117 million in the three-month period ended September 30, 2010, with respect to CDS transactions written on multi-sector CDOs, compared to an unrealized market valuation gain of $332 million in the three-month period ended September 30, 2009 reflecting the continued improvement in prices of the underlying assets, which were more substantial in 2009.

•	Capital Markets recognized an unrealized market valuation gain of $45 million in the three-month period ended September 30, 2010, with respect to CDS transactions written on regulatory capital prime residential mortgage transactions. During the fourth quarter of 2009, one counterparty notified AIG that it would not terminate early two of its prime residential mortgage transactions and a related mezzanine transaction. With respect to these two transactions, the counterparty no longer has any rights to terminate the transaction early and is required to pay fees on the original notional amounts reduced only by realized losses through the final maturity. Because the two regulatory capital transactions have weighted average lives that are considerably less than their final legal maturities, there is value to Capital Markets due to the counterparty paying its contractual fees beyond the date at which the net notional amounts have fully amortized through the final maturity date.
     See Critical Accounting Estimates — Level 3 Assets and Liabilities — Valuation of Level 3 Assets and Liabilities for a discussion of Capital Markets’ super senior credit default swap portfolio.
     During the three-month period ended September 30, 2010, Capital Markets:
•	recognized a gain of $108 million on credit default swap contracts referencing single-name exposures written on corporate, index and asset-backed credits which are not included in the super senior credit default swap portfolio;

American International Group, Inc. and Subsidiaries
•	incurred interest charges of $67 million for 2010, relating to intercompany borrowings with AIG that are eliminated in consolidation, flat with the same period in 2009; and

•	incurred a net loss of $97 million (including $34 million of losses reflected in the unrealized market valuation loss on super senior credit default swaps) as compared to a net loss of $318 million (including $85 million of losses reflected in the unrealized market valuation loss on super senior credit default swaps) in the three-month period ended September 30, 2009, representing the impact of credit valuation adjustments on Capital Markets’ derivative assets and liabilities.
Year-to-Date Capital Markets Results
     Capital Markets reported a pre-tax loss in the nine-month period ended September 30, 2010 compared to pre-tax income in the same period in 2009 primarily due to: lower market valuation gains related to the super senior credit default swap portfolio; the significant decrease related to the net effect of changes in credit spreads on the valuation of Capital Markets derivative assets and liabilities; partially offset by lower costs related to the continued wind-down of Capital Markets businesses and portfolios.
     Capital Markets reported unrealized market valuation gains related to the super senior credit default swap portfolio of $432 million for the nine-month period ended September 30, 2010 compared to unrealized market valuation gains of $1.1 billion for the same period in 2009. The principal components of Capital Markets valuation gains and losses recognized on the super senior credit default swap portfolio were as follows:
•	Capital Markets recognized an unrealized market valuation loss of $82 million in the nine-month period ended September 30, 2010, with respect to CDS transactions in the corporate arbitrage portfolio, compared to an unrealized market valuation gain of $1.7 billion in the nine-month period ended September 30, 2009 as a result of increasing corporate spreads in 2010 and decreasing corporate spreads in 2009.

•	Capital Markets recognized an unrealized market valuation gain of $516 million in the nine-month period ended September 30, 2010, with respect to CDS transactions written on multi-sector CDOs, compared to unrealized market valuation losses of $761 million in the nine-month period ended September 30, 2009 driven primarily by price improvement of the underlying assets.

•	Capital Markets recognized an unrealized market valuation gain of $71 million in the nine-month period ended September 30, 2010, with respect to CDS transactions written on regulatory capital prime residential mortgage transactions.
     See Critical Accounting Estimates — Level 3 Assets and Liabilities — Valuation of Level 3 Assets and Liabilities for a discussion of Capital Markets’ super senior credit default swap portfolio.
     During the nine-month period ended September 30, 2010, Capital Markets:
•	recognized a gain of $111 million on credit default swap contracts referencing single-name exposures written on corporate, index and asset-backed credits which are not included in the super senior credit default swap portfolio

•	incurred interest charges of $201 million for 2010, relating to intercompany borrowings with AIG that are eliminated in consolidation, flat with the same period in 2009; and

•	incurred a net loss of $503 million (including $124 million of losses reflected in the unrealized market valuation loss on super senior credit default swaps) as compared to a gain of $822 million (including $4 million of gains reflected in the unrealized market valuation gain on super senior credit default swaps) in the nine-month period ended September 30, 2009, representing the impact of credit valuation adjustments on Capital Markets derivative assets and liabilities.

American International Group, Inc. and Subsidiaries
Other Operations
     AIG’s Other operations includes results from Parent & Other operations, after allocations to AIG’s business segments, Mortgage Guaranty operations, Asset Management operations, and results from noncore businesses.
     AIG’s Parent & Other operations consist primarily of interest expense, intercompany interest income that is eliminated in consolidation, restructuring costs, expenses of corporate staff not attributable to specific reportable segments, expenses related to efforts to improve internal controls, corporate initiatives, certain compensation plan expenses, corporate level net realized capital gains and losses, certain litigation related charges and net gains and losses on sale of divested businesses.
     Noncore businesses include results of certain businesses that have been divested or are being wound down or repositioned.
     As discussed in Note 2 to the Consolidated Financial Statements, in order to align financial reporting with changes made during the third quarter of 2010 to the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, changes were made to AIG’s segment information. Gains and losses related to non-derivative assets and liabilities of the Capital Markets businesses, primarily consisting of credit valuation adjustment gains and losses are reported in AIG’s Other operations category as part of Asset Management — Direct Investment Business. Also, intercompany interest income related to loans from AIG Funding to AIGFP is no longer being recognized by Parent & Other.
Prior periods have been revised to conform with the current period presentation for the above changes.
Other Results
The following table presents pre-tax income for AIG’s Other operations:

	Three Months Ended		Percentage	Nine Months Ended		Percentage
	September 30,		Increase/	September 30,		Increase/
(in millions)	2010	2009	(Decrease)	2010	2009	(Decrease)

Parent & Other:
Intercompany interest income, net	$92	$168	(45)%	$390	$481	(19)%
Interest expense on FRBNY Credit Facility:
Accrued and compounding interest	(120)	(430)	-	(526)	(1,690)	-
Amortization of prepaid commitment asset	(1,199)	(822)	-	(2,381)	(2,466)	-

Total interest expense on FRBNY Credit Facility(a)	(1,319)	(1,252)	-	(2,907)	(4,156)	-
Other interest expense	(461)	(510)	-	(1,420)	(1,536)	-
Unallocated corporate expenses	(239)	(128)	-	(1,043)	(547)	-
Restructuring expenses	(113)	(95)	-	(250)	(343)	-
Change in fair value of ML III(b)	-	-	-	—	(1,401)	-
Net realized capital gain (loss)	(517)	(318)	-	177	737	(76)
Net (loss) gain on sale of divested businesses	4	(885)	-	126	(1,192)	-
Other miscellaneous, net	3	24	(88)	40	133	(70)

Total Parent & Other	$(2,550)	$(2,996)	-%	$(4,887)	$(7,824)	-%

Other businesses:
Mortgage Guaranty	$(127)	$(465)	-%	$214	$(1,433)	-%
Asset Management:
Direct Investment Business	(85)	136	-	(114)	(361)	-
Institutional Asset Management	(36)	(917)	-	(110)	(1,148)	-
Noncore businesses	(9)	16	-	48	117	(59)
Change in fair value of ML III(b)	301	1,162	(74)	1,410	1,624	(13)

Total other businesses	$44	$(68)	-%	$1,448	$(1,201)	-%

Total Other operations	$(2,506)	$(3,064)	-%	$(3,439)	$(9,025)	-%

(a)	Includes interest expense of $135 million and $143 million for the three-month periods ended September 30, 2010 and 2009, respectively, and $407 million and $487 million for the nine-month periods ended September 30, 2010 and 2009, respectively, allocated to discontinued operations in consolidation.

(b)	Parent & Other contributed its equity interest in ML III to an AIG subsidiary, reported above in Other businesses, during the second quarter of 2009.

American International Group, Inc. and Subsidiaries
Parent & Other
     Parent & Other pre-tax loss decreased in the three-month period ended September 30, 2010 compared to the same period in 2009 due primarily to the absence of net losses on sales of divested businesses in 2010, partially offset by an increase in unallocated corporate expenses reflecting a charge recorded in the third quarter of 2010 in connection with the workers compensation matter discussed in Note 9 to the Consolidated Financial Statements as well as higher net realized capital losses.
     Parent & Other pre-tax loss decreased in the nine-month period ended September 30, 2010 compared to the same period in 2009 primarily due to the following:
•	a decline in interest expense on the FRBNY Credit Facility;

•	the absence in 2010 of net losses on sales of divested businesses; and

•	the absence in 2010 of losses related to ML III.
     This improvement was partially offset by higher unallocated corporate expenses reflecting an increase in securities litigation related charges.
The following table summarizes the net gain (loss) on sale of divested businesses:

	Gain/(loss)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in millions)	2010	2009	2010	2009

AIA termination fee	$—	$—	$228	$—
Transatlantic	—	(280)	—	(497)
21st Century	—	62	—	(408)
HSB	—	(88)	—	163
Consumer Finance businesses	—	(158)	(56)	(357)
A.I. Credit	—	(287)	(33)	(287)
AIG Private Bank	—	38	—	110
AIG Capital India	2	—	(40)	—
AIG Life Canada	—	(156)	(8)	120
Other businesses	2	(16)	35	(36)

Total net gain (loss)	$4	$(885)	$126	$(1,192)

Other businesses
Mortgage Guaranty
     The main business of the subsidiaries of UGC is the issuance of residential mortgage guaranty insurance, both domestically and internationally, that covers the first loss for credit defaults on high loan-to-value conventional first-lien mortgages for the purchase or refinance of one- to four-family residences.
Quarterly Mortgage Guaranty Results
     Mortgage Guaranty reported lower pre-tax losses in the three-month period ended September 30, 2010 compared to the same period in 2009. This improvement reflected a decline in claim and claims adjustment expenses incurred of $401 million. Domestic first-lien and international businesses reported pre-tax income of $6 million and $27 million, respectively, for the three months ended September 30, 2010 while second-lien and private student loans reported pre-tax losses of $91 million and $70 million, respectively. Domestic first-lien and international businesses pre-tax income was $243 million and $130 million higher, respectively, than the three months ended September 30, 2009. Domestic second-lien loss was $14 million lower than the same period in 2009 and the private student loan loss was $56 million higher than the same period in 2009. The improvement in pre-tax income for domestic first-lien, second-lien and international businesses reflects the decline in loss and loss expenses of $287 million for first liens, $27 million for second liens and $144 million for international markets,

American International Group, Inc. and Subsidiaries
respectively. The increase in the private student loan pre-tax loss is the result of an increase in claim and claims adjustment expenses of $57 million compared to the same period in 2009. The lower claims and claims adjustment expenses include unfavorable prior year development of $26 million for the three-month period ended September 30, 2010 compared to favorable prior year development of $55 million for the three-month period ended September 30, 2009. The change in prior year development is due primarily to a change in the loss development of the second-lien business during the current quarter. The improved pre-tax results correspond to lower levels of newly reported delinquencies in the first-lien and international products, higher mortgage cure rates on existing first-lien and international delinquent loans, higher rescission rates on first-lien claims and the recognition of stop loss limits on certain second-lien policies partially offset by increased delinquencies in private student loans.
     UGC, like other participants in the mortgage insurance industry, has provided services to assist lenders during times of high loan origination activity. In providing these services UGC assumed certain obligations associated with loans on which these services were provided. During the three months ended September 30, 2010 UGC determined that these types of expenses from legacy books of business were increasing and accordingly UGC has increased the provision for these expenses by $30 million to reflect UGC’s best estimate of the expected ultimate costs associated with these services. UGC will continue to closely monitor these occurrences and will adjust the provision for these obligations accordingly.
Year-to-Date Mortgage Guaranty Results
     Mortgage Guaranty reported pre-tax income in the nine-month period ended September 30, 2010 compared to a pre-tax loss in the same period in 2009. This improvement reflected a decline in claims and claims adjustment expenses incurred of $2.0 billion, offset in part by lower earned premiums and by an amortization of the second-lien premium deficiency reserve of $222 million in the first quarter of 2009. Domestic first-lien, second-lien and international businesses reported pre-tax income of $116 million, $93 million and $63 million, respectively, for the nine months ended September 30, 2010 which was $996 million, $401 million and $262 million higher, respectively, than the nine months ended September 30, 2009. The improvement in pre-tax income reflects the decline in claims and claims adjustment expenses of $1.1 billion for first liens, $661 million for second liens and $298 million for international markets. The lower claims and claims adjustment expenses include favorable prior year development of $438 million for the nine-month period ended September 30, 2010 compared to unfavorable prior year development of $73 million for the nine-month period ended September 30, 2009. The improved pre-tax results correspond to lower levels of newly reported delinquencies in the first-lien, second-lien and international products, higher mortgage cure rates on existing first-lien and international delinquent loans, higher rescission rates on first-lien claims and the recognition of stop loss limits on certain second-lien policies, partially offset by increased delinquencies in private student loans.
     UGC continues to deny claims and rescind coverage on loans (collectively referred to as rescissions) due to fraudulent or undocumented claims, underwriting guideline violations and other deviations from contractual terms, mostly related to the 2006 and 2007 vintage books of business. These policy violations have resulted in loan rescissions totaling $286 million of claims on first-lien business during the third quarter of 2010 compared to $146 million during the second quarter of 2010. UGC expects this increased rescission activity to continue during 2010, but at a slowing rate. These rescissions will continue to affect UGC’s financial results, but the UGC cannot reasonably estimate the ultimate financial impact. AIG believes it has provided appropriate reserves for currently delinquent loans, consistent with industry practice.
     During the third quarter of 2010, foreclosure moratoriums, state attorneys general investigations and new financial regulations occurred which may affect UGC’s future financial results. Final resolution of these issues is unclear and UGC cannot reasonably estimate the ultimate financial impact that any of these actions individually or collectively may have on its future results of operations or financial condition.

American International Group, Inc. and Subsidiaries
Risk-in-Force
The following table presents risk in force and delinquency ratio information for UGC’s domestic business:

(dollars in billions)	September 30, 2010	September 30, 2009

Domestic first-lien:
Risk in force	$25.5	$26.7
60+ day delinquency ratio on primary loans(a)	17.9%	16.5%
Domestic second-lien:
Risk in force(b)	$2.2	$2.7

(a)	Based on number of policies, consistent with mortgage industry practice.

(b)	Represents the full amount of second-lien loans insured reduced for contractual aggregate loss limits on certain pools of loans, usually 10 percent of the full amount of loans insured in each pool. Certain second-lien pools have reinstatement provisions.
     UGC, like other participants in the mortgage insurance industry, has made claims against various counterparties in relation to alleged underwriting failures, and received similar claims from counterparties. These claims and counterclaims allege breach of contract, breach of good faith and fraud among other allegations.
Dispositions
     In December 2009, UGC entered into two stock purchase agreements for the sale of its Canadian and Israel operations. The Israel transaction closed on January 21, 2010 and the Canadian transaction closed on April 16, 2010.
Change in Fair Value of ML III
     Gains on ML III for the three- and nine-month periods ended September 30, 2010 were $301 million and $1.4 billion, respectively. The $301 million gain was attributable to the shortening of weighted average life by 1.54 years. Additionally, fair values for the three- and nine-month periods ended September 30, 2010 were positively affected by a decrease in projected credit losses in the underlying collateral securities.
     For the three months ended September 30, 2010, credit spreads tightened by 29 basis points which resulted in an overall narrowing of credit spreads by 114 basis points for the nine months ended September 30, 2010.
Asset Management Operations
     AIG’s Asset Management operations include the results of the Direct Investment businesses and the Institutional Asset Management businesses, which includes AIG’s internal asset management business and AIG Markets. AIG Markets acts as a derivative intermediary transacting with AIG and its subsidiaries and the third parties.
     On March 26, 2010, AIG completed the sale of its third party asset management business. The results of operations from January 1 through the closing of the sale are included in the Institutional Asset Management results. Subsequent to the sale of AIG’s third party asset management business, the revenues of the Institutional Asset Management business are derived from providing asset management services to AIG and its subsidiaries. The Direct Investment businesses’ operating results are impacted by performance in the credit, equity and real estate markets.
Direct Investment Business Results
     The Direct Investment business includes results for the Matched Investment Program, AIG Global Real Estate and the results of certain non-derivative assets and liabilities of Capital Markets now managed by the Asset Management Group.
     The Direct Investment businesses recognized pre-tax losses in the three and nine-month periods ended September 30, 2010 driven by foreign exchange losses on non-U.S. dollar denominated debt, the negative impact of AIG’s narrowing credit spread on the valuation of liabilities as well as impairments on real estate investments.

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Also contributing to the loss was the discontinuation of hedge accounting early in 2010. Economic hedging relationships are being retained despite the discontinuation of hedge accounting. Partially offsetting these negative drivers was the positive impact of improved asset values of fixed income trading securities and debt defeasance gains in the Global Real Estate portfolio.
The following table presents credit valuation adjustment gains (losses) for the Direct Investment business (excluding intercompany transactions):

Counterparty Credit		AIG’s Own Credit
Valuation Adjustment on Assets		Valuation Adjustment on Liabilities
(in millions)
Three Months Ended September 30, 2010
Bond trading securities	$276	Notes and bonds payable	$(96)
Loans and other assets	8	Hybrid financial instrument liabilities	(116)
		GIAs	(114)
		Other liabilities	(16)

Increase in assets	$284	Increase in liabilities	$(342)

Net pre-tax decrease to Other income	$(58)

Three Months Ended September 30, 2009
Bond trading securities	$1,627	Notes and bonds payable	$(281)
Loans and other assets	19	Hybrid financial instrument liabilities	(252)
		GIAs	(105)
		Other liabilities	(45)

Increase in assets	$1,646	Increase in liabilities	$(683)

Net pre-tax increase to Other income	$963

     The Direct Investment business pre-tax loss in the three-month period ended September 30, 2010 includes a net loss representing the effect of changes in credit spreads on the valuation of its assets and liabilities. The net loss was primarily the result of the tightening of AIG’s credit spreads during the quarter, partially offset by the continued tightening of credit spreads on asset-backed securities and CDOs.
     The Direct Investment business pre-tax income in the three-month period ended September 30, 2009 includes a net gain representing the effect of changes in credit spreads on the valuation of its assets and liabilities. The gain in the third quarter of 2009 was primarily the result of the tightening of credit spreads on asset-backed securities and CDOs, partially offset by the narrowing of AIG’s credit spreads.

American International Group, Inc. and Subsidiaries
The following table presents credit valuation adjustment gains (losses) for the Direct Investment business (excluding intercompany transactions):

Counterparty Credit		AIG’s Own Credit
Valuation Adjustment on Assets		Valuation Adjustment on Liabilities
(in millions)

Nine Months Ended September 30, 2010
Bond trading securities	$1,346	Notes and bonds payable	$(219)
Loans and other assets	53	Hybrid financial instrument liabilities	(280)
		GIAs	(193)
		Other liabilities	(40)

Increase in assets	$1,399	Increase in liabilities	$(732)

Net pre-tax increase to Other income	$667

Nine Months Ended September 30, 2009
Bond trading securities	$1,365	Notes and bonds payable	$(34)
Loans and other assets	(43)	Hybrid financial instrument liabilities	59
		GIAs	214
		Other liabilities	12

Increase in assets	$1,322	Decrease in liabilities	$251

Net pre-tax increase to Other income	$1,573

     The Direct Investment business pre-tax loss in the nine-month period ended September 30, 2010 includes a net gain representing the effect of changes in credit spreads on the valuation of its assets and liabilities. The gain was primarily the result of the tightening of credit spreads on asset-backed securities and CDOs, partially offset by the tightening of AIG’s credit spreads.
     The Direct Investment business pre-tax loss in the nine-month period ended September 30, 2009 includes a net gain representing the effect of changes in credit spreads on the valuation of its assets and liabilities. The gain in the nine-month period ended September 30, 2009 was primarily the result of the tightening of credit spreads on asset-backed securities and CDOs.
Institutional Asset Management Results
     Institutional Asset Management recognized a pre-tax loss in the three- and nine-month periods ended September 30, 2010 driven by operating expenses which exceeded asset management fees as well as the sale and deconsolidation of the operating results of AIG’s third party asset management business and certain previously consolidated private equity investments. Also contributing to the current quarter operating losses is the negative impact of AIG’s narrowing credit spreads on the valuation of derivative liabilities held through AIG Markets. In the three- and nine-month periods ended September 30, 2009, losses were driven by impairment charges related to proprietary investment originally acquired for warehouse purposes as well as goodwill impairment charges.
Noncore Businesses
     Noncore businesses include the operating results of divested businesses through the date of their sale.
     Following the classification of AGF as discontinued operations in the third quarter of 2010 (see Note 3 to the Consolidated Financial Statements), AIG’s remaining consumer finance businesses are now reported in AIG’s Other operations category as part of Noncore businesses.
     At September 30, 2010, the remaining consumer finance operations were conducted in Poland and India. During the first nine months of 2010, AIG completed the sale of consumer finance operations in Argentina, Colombia, Taiwan and its banking business in Poland. In October 2010, AIG completed the sale of its consumer finance operations in India.
Critical Accounting Estimates
     The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. AIG considers its accounting policies that are most dependent

American International Group, Inc. and Subsidiaries
on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, to be those relating to items considered by management in the determination of:
•	insurance liabilities, including general insurance unpaid claims and claims adjustment expenses and future policy benefits for life and accident and health contracts;
•	recoverability of assets, including deferred policy acquisition costs (DAC) and flight equipment;
•	estimated gross profits for investment-oriented products;
•	impairment changes, including other-than-temporary impairments and goodwill impairment;
•	liabilities for legal contingencies;
•	estimates with respect to income taxes, including recoverability of deferred tax assets;
•	fair value measurements of certain financial assets and liabilities, including credit default swaps (CDS) and AIG’s economic interest in ML II and equity interest in ML III;
•	classification of entities as held for sale or as discontinued operations;
•	fair value of the assets and liabilities, including non-controlling interests, related to acquisitions; and
•	AIG’s ability to continue as a going concern. See Note 1 to the Consolidated Financial Statements for a discussion of going concern considerations.
     These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, AIG’s financial condition and results of operations would be directly affected. Following is a discussion of updates to Critical Accounting Estimates during 2010. For a complete discussion of AIG’s accounting estimates, see the 2009 Annual Report on Form 10-K.
Goodwill Impairment:
     Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually or more frequently if circumstances indicate impairment may have occurred.
     The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured (if any) and recorded. Impairment is tested at the reporting unit level.
     Management initially assesses the potential for impairment by estimating the fair value of each of AIG’s reporting units and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit’s fair value may be based on one or a combination of approaches including market-based earning multiples of the unit’s peer companies, discounted expected future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test. As part of the impairment test, management compares the sum of the estimated fair values of all of AIG’s reporting units with AIG’s market capitalization as a basis for concluding on the reasonableness of the estimated reporting unit fair values.
     If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of goodwill over the estimated fair value of the goodwill. The estimated fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit’s assets and liabilities in a hypothetical business combination. An impairment charge is recognized in earnings to the extent of the excess.
     In connection with the announced sale of ALICO on March 7, 2010 and management’s decision that ALICO met the held-for-sale criteria on March 31, 2010, total goodwill of $4.6 billion associated with the Foreign Life Insurance & Retirement Services – Japan operating segment through that date was allocated among ALICO and AIG Star and AIG Edison based on their relative fair values as of March 31, 2010. This resulted in $3.3 billion and $1.3 billion of goodwill being allocated to ALICO and the AIG Star and AIG Edison reporting units,

American International Group, Inc. and Subsidiaries
respectively for the purpose of assessing goodwill impairment. Management tested goodwill for impairment in both reporting units and determined the fair values of ALICO and AIG Star and AIG Edison exceeded book value at March 31, 2010, by 1 percent and 51 percent, respectively, and, therefore, the goodwill of these reporting units was considered not impaired.
     The fair value of ALICO used to test goodwill for impairment at March 31, 2010 was determined by AIG by considering, among other information, a third-party valuation at March 31, 2010 of the announced proceeds from the sale of ALICO to MetLife. Given the significance of the equity component of the consideration, the fair value of ALICO is sensitive to the market value and volatility of MetLife common stock, the risk-free interest rate yield curve and discount rate assumptions used in estimating fair value. Because the market value of MetLife’s common stock declined 13 percent at June 30, 2010 compared with March 31, 2010, AIG updated its goodwill impairment test for ALICO. At June 30, 2010, AIG estimated the fair value of ALICO and determined the fair value of ALICO to be less than its carrying value. Accordingly, AIG performed the second step of the goodwill impairment analysis and estimated the implied fair value of the goodwill allocated to ALICO by measuring the excess of the estimated fair value of ALICO over the amounts that would be assigned to ALICO’s assets and liabilities in a hypothetical business combination. Based on the results of the goodwill impairment test, AIG determined that all of the goodwill allocated to ALICO should be impaired and, accordingly, recognized a goodwill impairment charge of $3.3 billion in the second quarter of 2010.
     In connection with the announced sale of the AIG Star and AIG Edison reporting unit (Reporting Unit) on September 29, 2010 and management’s determination that the Reporting Unit met the held-for-sale criteria, management tested the $1.3 billion of goodwill of the Reporting Unit for impairment. At September 30, 2010, AIG estimated the fair value of the Reporting Unit based on the consideration to be received pursuant to the agreement with Prudential Financial Inc. and determined the fair value to be less than its carrying value. Accordingly, AIG performed the second step of the goodwill impairment analysis and estimated the implied fair value of the goodwill allocated to the Reporting Unit by measuring the excess of the estimated fair value of the Reporting Unit over the amounts that would be assigned to the Reporting Unit’s assets and liabilities in a hypothetical business combination. Based on the results of the goodwill impairment test, AIG determined that all of the goodwill allocated to the Reporting Unit should be impaired and, accordingly, recognized a goodwill impairment charge of $1.3 billion in the third quarter of 2010.
Valuation Allowance on Deferred Tax Assets:
     At September 30, 2010 and December 31, 2009, AIG had a net deferred tax asset after valuation allowance of $1.3 billion and $5.9 billion, respectively. A valuation allowance is established, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Realization of AIG’s net deferred tax asset depends upon its ability to generate gains on asset sales, including from the recently completed initial public offering of AIA, future sales of AIA ordinary shares held by AIG and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset. However, the realization of the net deferred tax assets does not depend on projected future operating income for AIG’s U.S. consolidated income tax group.
     When making its assessment about the realization of its deferred tax asset at September 30, 2010, AIG considered all available evidence, including:
•	the nature, frequency, and severity of cumulative financial reporting losses;
•	certain transactions, including the recognition of the gains on asset sales, and the initial public offering of AIA;
•	the carryforward periods for the net operating and capital loss and foreign tax credit carryforwards; and
•	tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.
     Estimates of future gains generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require AIG to adjust its valuation allowance. Such adjustment, either

American International Group, Inc. and Subsidiaries
positive or negative, could be material to AIG’s consolidated financial condition or its results of operations for an individual reporting period.
     When estimating the fair values of the subsidiaries to be divested, AIG considered, among other information, valuations prepared for various purposes. During the first quarter of 2010, AIG increased its estimate of the AIA and ALICO expected divestiture proceeds following an updated assessment of the range of valuation estimates that considered, among other factors, the expected proceeds from the sales to Prudential plc and MetLife, Inc. announced in that quarter, which gave rise to a $910 million reduction in the valuation allowance. During the third quarter, based on the expectation of lower proceeds from the sale of AIA ordinary shares, the realization amount of the deferred tax assets was reduced by increasing valuation allowance of $1.3 billion.
U.S. Income Taxes on Earnings of Certain Foreign Subsidiaries:
     Due to the complexity of the U.S. federal income tax laws involved in determining the amount of income taxes related to differences between book carrying value and tax basis of subsidiaries, as well as the level of judgment and reliance on reasonable assumptions and estimates in calculating this liability, AIG considers the U.S. federal income taxes accrued on the earnings of certain foreign subsidiaries to be a critical accounting estimate.
Measurement of the Fair Values of the Assets Acquired, Liabilities Assumed, and Noncontrolling Interests of Fuji
     On March 31, 2010, AIG, through a Chartis International subsidiary, purchased additional voting shares in Fuji. The acquisition of the additional voting shares for $145 million increased Chartis’ total voting ownership interest in Fuji from 41.7 percent to 54.8 percent, which resulted in Chartis obtaining control of Fuji.
     Because the acquisition was completed on the last day of the quarter, the initial accounting for the acquisition was incomplete when AIG issued its unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2010. The initial purchase price allocation was based on the information that was available at the time to identify and estimate certain of the fair values of assets acquired, liabilities assumed, and noncontrolling interests of Fuji as of the acquisition date. Fuji’s financial information is reported to Chartis on a quarter lag. As such, Chartis was awaiting additional information necessary to finalize the purchase price allocation as of the acquisition date. Furthermore, at the time, Chartis had not obtained final appraisals of Fuji’s insurance contracts, loans, certain real estate or intangible assets.
     During the quarter ended June 30, 2010, Chartis International obtained the additional information necessary to finalize the purchase price allocation as of the acquisition date including final appraisals of Fuji’s insurance contracts, loans, certain real estate or intangible assets and retrospectively adjusted the provisional amounts initially recorded. During the quarter ended September 30, 2010, adjustments to the previously reported purchase price allocation as of March 31, 2010 occurred as a result of new information that became known about market conditions in the life insurance industry in Japan that existed as of the acquisition date which, if known, would have reduced the amount recognized by Chartis International as of that date for the fair value of the business acquired (VOBA) of Fuji’s life insurance subsidiary by approximately $132 million. Public announcements of capital raising initiatives during this period in response to new regulatory solvency rules announced by the Japanese regulator prior to the acquisition date but not yet adopted indicated that market participants are managing to the target solvency margin ratios under the new solvency margin rules instead of the current solvency margin rules. As a result, Chartis International revised its target capital assumption in its VOBA calculation based on the new standard. In addition, Chartis International increased the previously reported purchase price allocation as of March 31, 2010 by approximately $11 million as a result of new information received during the quarter ended September 30, 2010 regarding certain assets and liabilities of Fuji. Additional adjustments to the purchase price allocation as of March 31, 2010 may occur if new information becomes known about facts and circumstances that existed as of the acquisition date that, if known, would have affected the amounts recognized as of that date.

American International Group, Inc. and Subsidiaries
     The acquisition resulted in a bargain purchase gain of approximately $332 million, which is included in Other Income in the Consolidated Statement of Income (Loss). AIG will retrospectively revise its results of operations for the three months ended March 31, 2010 when presenting comparative financial information containing that period. The bargain purchase gain is primarily attributable to the depressed market value of Fuji’s common stock, which AIG believes is the result of macro-economic, capital market and regulatory factors in Japan coupled with Fuji’s financial condition and results of operations. AIG anticipates that the bargain purchase gain will not be subject to U.S. or foreign income tax because the gain would only be recognized for tax purposes upon the sale of the Fuji shares.
     See Note 4 to the Consolidated Financial Statements for additional information.
Fair Value Measurements of Certain Financial Assets and Liabilities:
Overview
The following table presents the fair value of fixed income and equity securities by source of value determination:

At September 30, 2010	Fair	Percent
(in billions)	Value	of Total

Fair value based on external sources(a)	$316	92%
Fair value based on internal sources	26	8

Total fixed income and equity securities(b)	$342	100%

(a)	Includes $30 billion for which the primary source is broker quotes.

(b)	Includes available for sale and trading securities.
     See Note 5 to the Consolidated Financial Statements for more detailed information about AIG’s accounting policy for the incorporation of credit risk in fair value measurements and the measurement of fair value of financial assets and financial liabilities.
Level 3 Assets and Liabilities
     Assets and liabilities recorded at fair value in the Consolidated Balance Sheet are classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of inputs available in the marketplace used to measure the fair value. See Note 5 to the Consolidated Financial Statements for additional information about the three levels of observability.
     At September 30, 2010, AIG classified $38.9 billion and $11.2 billion of assets and liabilities, respectively, measured at fair value on a recurring basis as Level 3. This represented 4.5 percent and 1.5 percent of the total assets and liabilities, respectively, at September 30, 2010. At December 31, 2009, AIG classified $38.9 billion and $13.9 billion of assets and liabilities, respectively, measured at fair value on a recurring basis as Level 3. This represented 4.6 percent and 1.9 percent of the total assets and liabilities, respectively, at December 31, 2009. Level 3 fair value measurements are based on valuation techniques that use at least one significant input that is unobservable. These measurements are made under circumstances in which there is little, if any, market activity for the asset or liability. AIG’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment.
     In making the assessment, AIG considers factors specific to the asset or liability. In certain cases, the inputs used to measure fair value of an asset or a liability may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety is classified is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
     Refer to Note 5 to the Consolidated Financial Statements for discussion of transfers of Level 3 assets and liabilities.

American International Group, Inc. and Subsidiaries
Valuation of Level 3 Assets and Liabilities
     AIG values its assets and liabilities classified as Level 3 using judgment and valuation models or other pricing techniques that require a variety of inputs including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs, some of which may be unobservable. The following paragraphs describe the methods AIG uses to measure on a recurring basis the fair value of the major classes of assets and liabilities classified in Level 3.
     Private equity and real estate fund investments: These assets initially are valued at the transaction price, i.e., the price paid to acquire the asset. Subsequently, they are measured based on net asset value using information provided by the general partner or manager of these investments, the accounts of which generally are audited on an annual basis. AIG considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.
     Corporate bonds and private placement debt: These assets initially are valued at the transaction price. Subsequently, they are valued using market data for similar instruments (e.g., recent transactions, bond spreads or credit default swap spreads). When observable price quotations are not available, fair value is determined based on cash flow models using yield curves observed from indices or credit default swap spreads.
     Certain RMBS and CMBS: These assets initially are valued at the transaction price. Subsequently, they may be valued by comparison to transactions in instruments with similar collateral and risk profiles considering remittances received and updated cumulative loss data on underlying obligations, or discounted cash flow techniques.
     Certain ABS — non-mortgage: These assets initially are valued at the transaction price. Subsequently, they may be valued based on external price/spread data. When position-specific external price data are not observable, the valuation is based on prices of comparable securities.
     CDOs: These assets initially are valued at the transaction price. Subsequently, they are valued based on external price/spread data from independent third parties, dealer quotations, matrix pricing, the Binomial Expansion Technique (BET) model or a combination of these methods.
     Interests in the Maiden Lane Interests: At their inception, ML II and ML III were valued at the transaction prices of $1 billion and $5 billion, respectively. Subsequently, Maiden Lane Interests are valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the Maiden Lane Interests are entitled and the discount rates applicable to such interests as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with AIG’s interests in the capital structure of the respective entities. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.
     The fair value methodology used assumes that the underlying collateral in the Maiden Lane Interests will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets of the Maiden Lane Interests. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly from the amounts reported.
     Refer to Note 5 for sensitivity analysis disclosures with respect to the Maiden Lane Interests.
     Capital Markets Super Senior Credit Default Swap Portfolio: AIGFP wrote credit protection on the super senior risk layer of collateralized loan obligations (CLOs), multi-sector CDOs and diversified portfolios of corporate debt, and prime residential mortgages. In these transactions, AIGFP is at risk of credit performance on the super senior risk layer related to such assets. To a lesser extent, AIGFP also wrote protection on tranches below the super senior risk layer, primarily in respect of regulatory capital relief transactions.

American International Group, Inc. and Subsidiaries
The following table presents the net notional amount, fair value of derivative (asset) liability and unrealized market valuation gain (loss) of the Capital Markets super senior credit default swap portfolio, including credit default swaps written on mezzanine tranches of certain regulatory capital relief transactions, by asset class:

					Unrealized Market
					Valuation Gain (Loss)
			Fair Value of		Three Months		Nine Months
	Net Notional Amount		Derivative (Asset) Liability at		Ended		Ended
	September 30,	December 31,	September 30,	December 31,	September 30,		September 30,
(in millions)	2010(a)	2009(a)	2010(b)(c)	2009(b)(c)	2010(c)	2009(c)	2010(c)	2009(c)

Regulatory Capital:
Corporate loans	$28,592	$55,010	$-	$-	$-	$-	$-	$-
Prime residential mortgages	35,455	93,276	(208)	(137)	45	-	71	-
Other	1,403	1,760	22	21	6	16	(1)	25

Total	65,450	150,046	(186)	(116)	51	16	70	25

Arbitrage:
Multi-sector CDOs(d)	6,929	7,926	3,640	4,418	117	332	516	(761)
Corporate debt/ CLOs(e)	12,512	22,076	308	309	8	566	(82)	1,716

Total	19,441	30,002	3,948	4,727	125	898	434	955

Mezzanine tranches(f)	2,880	3,478	215	143	(24)	45	(72)	163

Total	$87,771	$183,526	$3,977	$4,754	$152	$959	$432	$1,143

(a)	Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)	Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)	Includes credit valuation adjustment gains (losses) of ($34) million and ($85) million in the three-month periods ended September 30, 2010 and 2009, respectively, and credit valuation adjustment gains (losses) of ($124) million and $4 million in the nine-month periods ended September 30, 2010 and 2009, respectively, representing the effect of changes in AIG’s credit spreads on the valuation of the derivatives liabilities.

(d)	During the nine-month period ended September 30, 2010, AIGFP terminated a super senior CDS transaction with its counterparty with a net notional amount of $296 million, included in Multi-sector CDOs. This transaction was terminated at approximately its fair value at the time of the termination. As a result, a $202 million loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. During the nine-month period ended September 30, 2010, AIGFP also paid $60 million to its counterparty with respect to multi-sector CDOs. Upon payment, a $60 million loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. Multi-sector CDOs also includes $5.6 billion and $6.3 billion in net notional amount of credit default swaps written with cash settlement provisions at September 30, 2010 and December 31, 2009, respectively.

(e)	During the nine-month period ended September 30, 2010, AIGFP terminated super senior CDS transactions with its counterparties with a net notional amount of $9.3 billion, included in Corporate debt/CLOs. These transactions were terminated at approximately their fair value at the time of the termination. As a result, an $83 million loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. Corporate debt/CLOs also includes $1.5 billion and $1.4 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs at September 30, 2010 and December 31, 2009, respectively.

(f)	Net of offsetting purchased CDS of $1.4 billion and $1.5 billion in net notional amount at September 30, 2010 and December 31, 2009, respectively.

American International Group, Inc. and Subsidiaries
The following table presents changes in the net notional amount of the Capital Markets super senior credit default swap portfolio, including credit default swaps written on mezzanine tranches of certain regulatory capital relief transactions:

	Net Notional		Effect of	Amortization/	Net Notional
For the Nine Months	Amount		Foreign	Reclassification,	Amount
Ended September 30, 2010	December 31,		Exchange	net of	September 30,
(in millions)	2009(a)	Terminations	Rates(b)	Replenishments	2010(a)

Regulatory Capital:
Corporate loans	$55,010	$(14,616)	$(2,712)	$(9,090)	$28,592
Prime residential mortgages	93,276	(46,991)	(3,514)	(7,316)	35,455
Other	1,760	-	(57)	(300)	1,403

Total	150,046	(61,607)	(6,283)	(16,706)	65,450

Arbitrage:
Multi-sector CDOs(c)	7,926	(296)	(158)	(543)	6,929
Corporate debt/CLOs(d)	22,076	(9,291)	(346)	73	12,512

Total	30,002	(9,587)	(504)	(470)	19,441

Mezzanine tranches(e)	3,478	(530)	(61)	(7)	2,880

Total	$183,526	$(71,724)	$(6,848)	$(17,183)	$87,771

(a)	Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)	Relates to the strengthening of the U.S. dollar, primarily against the Euro and the British Pound.

(c)	Includes $5.6 billion and $6.3 billion in net notional amount of credit default swaps written with cash settlement provisions at September 30, 2010 and December 31, 2009, respectively.

(d)	Includes $1.5 billion and $1.4 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs at September 30, 2010 and December 31, 2009, respectively.

(e)	Net of offsetting purchased CDS of $1.4 billion and $1.5 billion in net notional amount at September 30, 2010 and December 31, 2009, respectively.
The following table presents summary statistics for Capital Markets super senior credit default swaps at September 30, 2010 and totals for December 31, 2009:

	Regulatory Capital Portfolio				Arbitrage Portfolio				Total
		Prime			Corporate	Multi-Sector	Multi-Sector
	Corporate	Residential			Debt/	CDOs w/	CDOs w/ No		September 30,	December 31,
Category	Loans	Mortgages	Other	Subtotal	CLOs	Subprime	Subprime	Subtotal	2010	2009

Gross Transaction Notional Amount (in millions)	$33,954	$40,839	$1,637	$76,430	$19,747	$6,115	$9,242	$35,104	$111,534	$246,215
Net Notional Amount (in millions)	$28,592	$35,455	$1,403	$65,450	$12,512	$3,307	$3,622	$19,441	$84,891	$180,048
Number of Transactions	11	9	1	21	15	9	6	30	51	71
Weighted Average Subordination (%)	15.79%	13.16%	14.30%	14.35%	23.68%	30.67%	23.84%	24.94%	17.69%	18.67%
Weighted Average Number of loans/ Transaction	1,146	94,810	1,885	51,210	118	141	116
Weighted Average Expected Maturity (Years)	0.43	3.51	5.04	2.18	4.48	6.51	6.22

American International Group, Inc. and Subsidiaries
Regulatory Capital Portfolio
     During the nine-month period ended September 30, 2010, $61.6 billion in net notional amount was terminated or matured at no cost to AIGFP. Through October 29, 2010, AIGFP had also received termination notices with respect to an additional $16.1 billion in net notional amount with an effective termination date in 2010. AIGFP continues to reassess the expected maturity of this portfolio. As of September 30, 2010, AIGFP estimated that the weighted average expected maturity of the portfolio was 2.18 years. AIGFP has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for AIGFP’s financial institution counterparties is generally derived from the terms of Basel I that existed through the end of 2007 and which is in the process of being replaced by Basel II. It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small number of specific instances. However, in 2009, the Basel Committee announced that it had agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame.
     The weighted average expected maturity of the Regulatory Capital Portfolio increased as of September 30, 2010 by approximately 0.8 years from December 31, 2009 due to certain counterparties not terminating transactions with a combined net notional amount of $16.6 billion. Where these counterparties continue to have a right to terminate the transaction early, AIGFP has extended the expected maturity dates by one year, which is based on how long AIGFP believes the Basel I extension will be effective. Where the counterparties no longer have the right to terminate early, AIGFP has used the weighted average life of those transactions as their expected maturity. These counterparties in the Corporate Loan and Prime Residential Mortgage portfolios continue to receive favorable regulatory capital benefits as a result of the extension of the Basel I capital floor announced by the Basel Committee on Banking Supervision and, thus, AIG continues to categorize them as Regulatory Capital transactions.
     Included in the Regulatory Capital portfolio are transactions with one counterparty that notified AIG that it would not terminate early two of its Prime Residential Mortgage transactions and a related mezzanine transaction with a combined net notional amount of $26.8 billion that were expected to be terminated in the first quarter of 2010. With respect to these transactions, the counterparty no longer has any rights to terminate the transactions early and is required to pay AIG fees on the original notional amounts reduced only by realized losses through the final contractual maturity. Since the two transactions have weighted average lives that are considerably less than their final contractual maturities, there is value to AIGFP representing counterparty contractual fees to be received beyond the date at which the net notional amounts have fully amortized through to the final contractual maturity date. The fair value of these two super senior transactions as of September 30, 2010 was a derivative asset of $208 million. With respect to these two transactions, AIGFP has also written CDS transactions on the mezzanine tranches of these portfolios; however, the majority of the transactions on the mezzanine tranches were hedged by AIGFP with other third party CDS transactions.
     In light of early termination experience to date and after analyses of other market data, to the extent deemed relevant and available, AIG determined that there was no unrealized market valuation adjustment for any of the transactions in this regulatory capital relief portfolio for the nine-month period ended September 30, 2010 other than (1) for transactions where AIGFP believes the counterparty is no longer using the transaction to obtain regulatory capital relief as discussed above and (2) for transactions where the counterparty has failed to terminate the transaction early as expected and no longer has any rights to terminate early in the future. Although AIGFP believes the value of contractual fees receivable on these transactions through maturity exceeds the economic benefits of any potential payments to the counterparties, the counterparties’ early termination rights, and AIGFP’s expectation that such rights will be exercised, preclude the recognition of a derivative asset for these transactions.

American International Group, Inc. and Subsidiaries
The following table presents, for each of the regulatory capital CDS transactions in the corporate loan portfolio, the gross transaction notional amount, net notional amount, attachment points, inception to date realized losses and percent non-investment grade:

					Realized	Percent
	Gross Transaction	Net Notional		Attachment	Losses	Non-investment
(dollars in millions)	Notional Amount at	Amount at	Attachment	Point at	through	Grade at
	September 30,	September 30,	Point at	September 30,	September 30,	September 30,
CDS	2010	2010	Inception(a)	2010(a)	2010(b)	2010(c)

1	$443	$346	10.03%	21.94%	0.52%	28.75%
2	1,523	1,282	10.00%	15.85%	0.16%	28.82%
3(d)	7,920	7,005	11.00%	11.55%	0.00%	9.40%
4	258	13	18.00%	95.03%	0.00%	73.60%
5(e)	10,227	9,048	10.80%	11.52%	0.00%	7.94%
6	5,046	4,450	11.00%	11.79%	0.09%	12.97%
7	3,298	2,776	13.26%	15.83%	0.00%	70.16%
8	2,357	1,960	15.85%	16.82%	0.00%	11.67%
9	796	328	14.00%	40.63%	0.16%	33.28%
10	615	288	14.00%	40.63%	0.16%	33.28%
11	1,471	1,096	14.00%	40.63%	0.16%	33.28%

Total	$33,954	$28,592

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations. As a result of participation ratios and replenishment rights, the attachment point may not always be computed by dividing net notional amount by gross transaction notional amount.

(b)	Represents realized losses incurred by the transaction (defaulted amounts less amounts recovered) from inception through September 30, 2010 expressed as a percentage of the initial gross transaction notional amount.

(c)	Represents non-investment grade obligations in the underlying pools of corporate loans expressed as a percentage of gross transaction notional amount.

(d)	Terminated effective October 1, 2010.

(e)	Terminated effective November 1, 2010.
The following table presents, for each of the regulatory capital CDS transactions — prime residential mortgage portfolio, the gross transaction notional amount, net notional amount, attachment points, and inception to date realized losses:

	Gross Transaction	Net Notional			Realized Losses
(dollars in millions)	Notional Amount at	Amount at	Attachment Point	Attachment Point at	through
	September 30,	September 30,	at	September 30,	September 30,
CDS	2010	2010	Inception(a)	2010(a)	2010(b)

1	$417	$205	17.01%	49.66%	2.58%
2	258	117	18.48%	54.11%	2.05%
3	246	153	16.81%	37.76%	1.63%
4	282	195	13.19%	30.79%	0.46%
5(c)	1,587	1,226	7.95%	22.58%	0.06%
6	9,904	9,087	7.50%	8.24%	0.06%
7	2,162	1,671	12.40%	22.71%	0.00%
8	19,786	17,676	9.20%	10.67%	0.09%
9	6,197	5,125	11.50%	17.29%	0.00%

Total	$40,839	$35,455

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations. As a result of participation ratios and replenishment rights, the attachment point may not always be computed by dividing net notional amount by gross transaction notional amount.

(b)	Represents realized losses incurred by the transaction (defaulted amounts less amounts recovered) from inception through September 30, 2010 expressed as a percentage of the initial gross transaction notional amount.

American International Group, Inc. and Subsidiaries
(c)	Delinquency information is not provided to Capital Markets for the underlying pools of residential mortgages of these transactions. However, information with respect to principal amount outstanding, defaults, recoveries, remaining term, property use, geography, interest rates, and ratings of the underlying junior tranches are provided to Capital Markets for such referenced pools.
     All of the regulatory capital CDS transactions directly or indirectly reference tranched pools of large numbers of whole loans that were originated by the financial institution (or its affiliates) receiving the credit protection, rather than structured securities containing loans originated by other third parties. In the vast majority of transactions, the loans are intended to be retained by the originating financial institution and in all cases the originating financial institution is the purchaser of the CDS, either directly or through an intermediary.
     As further discussed below, AIGFP receives information monthly or quarterly regarding the performance and credit quality of the underlying referenced assets. AIGFP also obtains other information, such as ratings of the tranches below the super senior risk layer. The nature of the information provided or otherwise available to AIGFP with respect to the underlying assets in each regulatory capital CDS transaction is not consistent across all transactions. Furthermore, in a majority of corporate loan transactions and all of the residential mortgage transactions, the pools are blind, meaning that the identities of the obligors are not disclosed to AIGFP . In addition, although AIGFP receives periodic reports on the underlying asset pools, virtually all of the regulatory capital CDS transactions contain confidentiality restrictions that preclude AIGFP’s public disclosure of information relating to the underlying referenced assets. The originating financial institutions, calculation agents or trustees (each a Report Provider) provide periodic reports on all underlying referenced assets as described below, including for those within the blind pools. While much of this information received by AIGFP cannot be aggregated in a comparable way for disclosure purposes because of the confidentiality restrictions and the inconsistency of the information, it does provide a sufficient basis for AIGFP to evaluate the risks of the portfolio and to determine a reasonable estimate of fair value.
     For regulatory capital CDS transactions written on underlying pools of corporate loans, AIGFP receives monthly or quarterly updates from one or more Report Providers for each such referenced pool detailing, with respect to the corporate loans comprising such pool, the principal amount outstanding and defaults. In virtually all of these reports, AIGFP also receives information on recoveries and realized losses. AIGFP also receives quarterly stratification tables for each pool incorporating geography, industry and, when not publicly rated, the counterparty’s assessment of the credit quality of the underlying corporate loans. Additionally, for a significant majority of these regulatory capital CDS transactions, upon the occurrence of a credit event with respect to any corporate loan included in any such pool, AIG receives a notice detailing the identity or identification number of the borrower, notional amount of such loan and the effective date of such credit event.
     Ratings from independent ratings agencies for the underlying assets of the corporate loan portfolio are not universally available, but AIGFP estimates the ratings for the assets not rated by independent agencies by mapping the information obtained from the Report Providers to rating agency criteria. The “Percent Non-Investment Grade” information in the table above is provided as an indication of the nature of loans underlying the transactions, not necessarily as an indicator of relative risk of the CDS transactions, which is determined by the individual transaction structures. For example, Small and Medium Enterprise (SME) loan balances tend to be rated lower than loans to large, well-established enterprises. However, the greater number of loans and the smaller average size of the SME loans mitigate the risk profile of the pools. In addition, the transaction structures reflect AIGFP’s assessment of the loan collateral arrangements, expected recovery values, and reserve accounts in determining the level of subordination required to minimize the risk of loss. The percentage of non-investment grade obligations in the underlying pools of corporate loans varies considerably. The two pools containing the highest percentages of non-investment grade obligations, which include all transactions with pools having non-investment grade percentages greater than 35.00 percent, are all granular SME loan pools which benefit from collateral arrangements made by the originating financial institutions and from work out of recoveries by the originating financial institutions. The average number of loans in each pool is over 4,200. This large number of SME loans increases the predictability of the expected loss and lessens the probability that discrete events will have a meaningful impact on the results of the overall pool. These transactions benefit from a tranche junior to it which was still rated AAA by at least two rating agencies at September 30, 2010. Three other pools, with a total net notional amount of $1.7 billion, have non-investment grade percentages greater than

American International Group, Inc. and Subsidiaries
30.00 percent, each with a remaining life to maturity of 15.5 years. These pools have realized losses of 0.16 percent from inception through September 30, 2010 and have current weighted average attachment points of 40.63 percent. Approximately 0.83 percent of the assets underlying the corporate loan transactions are in default. The percentage of assets in default by transaction was available for all transactions and ranged from 0.00 percent to 3.78 percent.
     For regulatory capital CDS transactions written on underlying pools of residential mortgages, AIGFP receives quarterly reports for each such referenced pool detailing, with respect to the residential mortgages comprising such pool, the aggregate principal amount outstanding, defaults and realized losses. These reports include additional information on delinquencies for the large majority of the transactions and recoveries for substantially all transactions. AIGFP also receives quarterly stratification tables for each pool incorporating geography for the underlying residential mortgages. The stratification tables also include information on remaining term, property use and interest rates for a large majority of the transactions.
     Delinquency information for the mortgages underlying the residential mortgage transactions was available on approximately 96.11 percent of the total gross transaction notional amount and mortgages delinquent more than 30 days ranged from 0.11 percent to 2.62 percent, averaging 0.73 percent. Except for one transaction, which comprised less than 1.25 percent of the total gross transaction notional amount, the average default rate (expressed as a percentage of gross transaction notional amount) was 0.25 percent and ranged from 0.00 percent to 5.34 percent. The default rate on this one transaction was 18.81 percent with a subordination level of 49.66 percent.
     For all regulatory capital transactions, where the rating agencies directly rate the junior tranches of the pools, AIG monitors the rating agencies’ releases for any affirmations or changes in such ratings, as well as any changes in rating methodologies or assumptions used by the rating agencies to the extent available. The tables below show the percentage of regulatory capital CDS transactions where there is an immediately junior tranche that is rated and the average rating of that tranche across all rated transactions.
     AIGFP analyzes the information regarding the performance and credit quality of the underlying pools of assets to make its own risk assessment and to determine any changes in credit quality with respect to such pools of assets. This analysis includes a review of changes in pool balances, subordination levels, delinquencies, realized losses, and expected performance under more adverse credit conditions. Using data provided by the Report Providers, and information available from rating agencies, governments, and other public sources that relate to macroeconomic trends and loan performance, AIGFP is able to analyze the expected performance of the overall portfolio because of the large number of loans that comprise the collateral pools.
     Given the current performance of the underlying portfolios, the level of subordination and AIGFP’s own assessment of the credit quality, as well as the risk mitigants inherent in the transaction structures, AIGFP does not expect that it will be required to make payments pursuant to the contractual terms of those transactions providing regulatory relief. Further, AIGFP expects that counterparties will continue to terminate these transactions prior to their maturity.

American International Group, Inc. and Subsidiaries
The following table presents the Capital Markets Regulatory Capital — Corporate loans portfolio by geographic location:

At September 30, 2010	Net		Current	Realized	Weighted Average			Ratings of Junior
	Notional	Percent	Average	Losses through	Maturity (Years)			Tranches(d)
	Amount	of	Attachment	September 30,	To First	To	Number of	Percent	Average
Exposure Portfolio	(in millions)	Total	Point(a)	2010(b)	Call(c)	Maturity	Transactions	Rated	Rating

Primarily Single Country:
Germany	$4,404	15.40%	16.35%	0.09%	1.99	8.53	3	100%	A+
Finland	13	0.05%	95.03%	-	0.04	4.29	1	100	AAA

Subtotal Single Country	4,417	15.45%	20.03%	0.08%	1.90	8.33	4	100	A+

Regional:
Asia	1,960	6.85%	16.82%	-	0.25	1.50	1	100	AAA
Europe	22,215	77.70%	14.80%	0.06%	0.13	1.98	6	100	AA

Subtotal Regional	24,175	84.55%	14.97%	0.05%	0.14	1.94	7	100	AA

Total	$28,592	100.00%	15.79%	0.06%	0.43	2.98	11	100	AA

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations.

(b)	Represents realized losses incurred by the transaction (defaulted amounts less amounts recovered) from inception through September 30, 2010 expressed as a percentage of the initial gross transaction notional amount.

(c)	Where no call right remains, the weighted average expected maturity is used.

(d)	Represents the weighted average ratings, when available, of the tranches immediately junior to Capital Markets’ super senior tranche. The percentage rated represents the percentage of net notional amount where there exists a rated tranche immediately junior to Capital Markets’ super senior tranche.
The following table presents the Capital Markets Regulatory Capital — Prime residential mortgage portfolio summarized by geographic location:

At September 30, 2010	Net		Current	Realized	Weighted Average			Ratings of Junior
	Notional	Percent	Average	Losses through	Maturity (Years)			Tranches(d)
	Amount	of	Attachment	September 30,	To First	To	Number of	Percent	Average
	(in millions)	Total	Point(a)	2010(b)	Call(c)	Maturity	Transactions	Rated	Rating

Country:
Denmark	$26,763	75.48%	9.86%	0.08%	4.59	29.00	2	100%	AAA
France	1,226	3.46	22.58%	0.06%	0.22	28.22	1	100	AAA
Germany	2,341	6.60	30.23%	0.90%	1.37	38.94	5	100	AAA
Sweden	5,125	14.46	17.29%	0.00%	0.35	29.35	1	100	AAA

Total	$35,455	100.00%	13.16%	0.18%	3.51	29.84	9	100%	AAA

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations.

(b)	Represents realized losses incurred by the transaction (defaulted amounts less amounts recovered) from inception through September 30, 2010 expressed as a percentage of the initial gross transaction notional amount.

(c)	Where no call right remains, the weighted average expected maturity is used.

(d)	Represents the weighted average ratings, when available, of the tranches immediately junior to AIGFP’s super senior tranche. The percentage rated represents the percentage of net notional amount where there exists a rated tranche immediately junior to AIGFP’s super senior tranche.
Arbitrage Portfolio
     A portion of the Capital Markets super senior credit default swaps as of September 30, 2010 are arbitrage-motivated transactions written on multi-sector CDOs or designated pools of investment grade senior unsecured corporate debt or CLOs.

American International Group, Inc. and Subsidiaries
Multi-Sector CDOs
The following table summarizes gross transaction notional amount of the multi-sector CDOs on which AIGFP wrote protection on the super senior tranche, subordination below the super senior risk layer, net notional amount and fair value of derivative liability by underlying collateral type:

At September 30, 2010	Gross	Subordination		Fair Value
	Transaction	Below the	Net	of
	Notional	Super Senior	Notional	Derivative
(in millions)	Amount(a)	Risk Layer	Amount	Liability

High grade with sub-prime collateral	$3,207	$1,660	$1,547	$607
High grade with no sub-prime collateral	7,581	4,740	2,841	1,102

Total high grade(b)	10,788	6,400	4,388	1,709

Mezzanine with sub-prime collateral	2,908	1,148	1,760	1,352
Mezzanine with no sub-prime collateral	1,661	880	781	579

Total mezzanine(c)	4,569	2,028	2,541	1,931

Total	$15,357	$8,428	$6,929	$3,640

(a)	Total outstanding principal amount of securities held by a CDO.

(b)	“High grade” refers to transactions in which the underlying collateral credit ratings on a stand-alone basis were predominantly AA or higher at origination.

(c)	“Mezzanine” refers to transactions in which the underlying collateral credit ratings on a stand-alone basis were predominantly A or lower at origination.
The following table summarizes net notional amounts of the remaining multi-sector CDOs on which AIGFP wrote protection on the super senior tranche, by settlement alternative:

(in millions)	September 30, 2010	December 31, 2009

CDS transactions with cash settlement provisions
U.S. dollar-denominated	$4,085	$4,580
Euro-denominated	1,537	1,720

Total CDS transactions with cash settlement provisions	5,622	6,300

CDS transactions with physical settlement provisions
U.S. dollar-denominated	125	265
Euro-denominated	1,182	1,361

Total CDS transactions with physical settlement provisions	1,307	1,626

Total	$6,929	$7,926

The following table summarizes changes in the fair values of the derivative liability of the Capital Markets super senior multi-sector CDO credit default swap portfolio:

	Nine Months Ended	Year Ended
(in millions)	September 30, 2010	December 31, 2009

Fair value of derivative liability, beginning of period	$4,418	$5,906
Unrealized market valuation (gain) loss	(516)	669
Purchases of underlying CDO securities*	(5)	(234)
Other terminations and realized losses	(257)	(1,923)

Fair value of derivative liability, end of period	$3,640	$4,418

*	For the year ended December 31, 2009, in connection with the exercise of the maturity-shortening puts that allow the holders of the securities issued by certain CDOs to treat the securities as short-term 2a-7 eligible investments under the Investment Company Act of 1940 (2a-7 Puts) by counterparties, AIGFP acquired the underlying CDO securities. In certain cases, simultaneously with the exercise of the 2a-7 Puts by AIGFP’s counterparties, AIGFP accessed financing arrangements previously entered into with such counterparties, pursuant to which the counterparties remained the legal owners of the underlying CDO securities. However, these securities were reported as part of the Capital Markets investment portfolio as required by generally accepted accounting principles. Most of these underlying CDO securities were later acquired by ML III from’ AIGFP’s counterparties. In a separate case, AIGFP extinguished its obligations with respect to one CDS by purchasing the protected CDO security.

American International Group, Inc. and Subsidiaries
The following table presents, for each multi-sector CDO that is a reference obligation in a CDS written by AIGFP, the gross and net notional amounts, attachment points and percentage of gross notional amount rated less than B-/B-3:

					Percentage of Gross
					Notional
(dollars in millions)					Amount Rated
	Gross Notional	Net Notional	Attachment	Attachment	Less than
	Amount at	Amount at	Point at	Point at	B-/B-3 at
CDO	September 30, 2010	September 30, 2010	Inception*	September 30, 2010*	September 30, 2010

1	$1,029	$402	40.00%	60.91%	54.97%
2	687	326	53.00%	52.55%	36.39%
3	973	455	53.00%	53.22%	65.70%
4	1,098	307	76.00%	72.00%	83.83%
5	781	3	10.83%	1.98%	31.36%
6	239	190	39.33%	20.17%	86.85%
7	897	452	12.27%	6.69%	5.98%
8	1,016	730	25.24%	22.97%	6.39%
9	1,328	1,237	10.00%	6.91%	34.07%
10	2,272	1,538	16.50%	18.75%	3.19%
11	327	182	32.00%	44.23%	83.65%
12	575	405	24.49%	0.00%	75.53%
13	488	393	32.90%	19.56%	97.37%
14	250	187	34.51%	25.25%	97.61%
15	3,397	122	9.72%	17.82%	71.85%

Total	$15,357	$6,929

*	Expressed as a percentage of gross notional amount of the referenced obligations. As a result of participation ratios and partial terminations, the attachment point may not always be computed by dividing net notional amount by gross notional amount.
     In a number of instances, the level of subordination with respect to individual CDOs has increased since inception relative to the overall size of the CDO. While the super senior tranches are amortizing, subordinate layers have not been reduced by realized losses to date. Such losses are expected to emerge in the future. At inception, substantially all of the underlying assets were rated B-/B3 or higher and in most cases at least BBB or Baa. Thus, the percentage of gross notional amount rated less than B-/B3 represents deterioration in the credit quality of the underlying assets.
The following table summarizes the gross transaction notional amount, percentage of the total CDO collateral pools, and ratings and vintage breakdown of collateral securities in the multi-sector CDOs, by asset-backed securities (ABS) category:

At September 30, 2010
(in millions)

	Gross
	Transaction
	Notional	Percent	Ratings							Vintage
ABS Category	Amount	of Total	AAA	AA	A	BBB	BB	<BB	NR	2009	2008	2007	2006	2005+P

RMBS PRIME	$1,702	11.08%	0.42%	0.32%	0.10%	0.53%	0.51%	9.20%	0.00%	0.00%	0.42%	6.55%	3.24%	0.87%

RMBS ALT-A	2,555	16.64%	0.12%	0.07%	0.28%	0.47%	0.34%	15.36%	0.00%	0.00%	0.58%	4.88%	6.45%	4.73%

RMBS SUBPRIME	3,106	20.23%	0.47%	0.66%	0.37%	0.53%	0.62%	17.58%	0.00%	0.00%	0.00%	1.00%	1.67%	17.56%

CMBS	3,220	20.97%	0.73%	1.80%	2.01%	2.77%	2.53%	11.00%	0.13%	0.00%	0.11%	1.81%	8.91%	10.14%

CDO	1,662	10.82%	0.07%	0.72%	0.82%	1.05%	1.03%	7.01%	0.12%	0.00%	0.00%	0.62%	1.91%	8.29%

OTHER	3,112	20.26%	5.13%	4.54%	5.12%	3.18%	1.07%	1.09%	0.13%	0.00%	0.68%	1.09%	5.56%	12.93%

Total	$15,357	100.00%	6.94%	8.11%	8.70%	8.53%	6.10%	61.24%	0.38%	0.00%	1.79%	15.95%	27.74%	54.52%

American International Group, Inc. and Subsidiaries
Corporate Debt/CLOs
     The corporate arbitrage portfolio consists principally of CDS written on portfolios of corporate obligations that were generally rated investment grade at the inception of the CDS. These CDS transactions require cash settlement. This portfolio also includes CDS with a net notional amount of $1.5 billion written on the senior part of the capital structure of CLOs, which require physical settlement.
     The following table summarizes gross transaction notional amount of CDS transactions written on portfolios of corporate obligations, percentage of the total referenced portfolios, and ratings by industry sector, in addition to the subordinations below the super senior risk layer, AIGFP’s net notional amounts and fair value of derivative liability:

		Percent
At September 30, 2010	Gross Transaction	of	Ratings
(in millions)	Notional Amount	Total	Aa	A	Baa	Ba	<Ba	NR

Industry Sector
United States
Industrial	$6,507	33.0%	0.1%	3.3%	15.7%	4.6%	6.7%	2.6%
Financial	1,729	8.7%	0.1%	2.9%	3.0%	0.1%	1.7%	0.9%
Utilities	498	2.5%	0.0%	0.1%	2.0%	0.1%	0.2%	0.1%
Other	100	0.5%	0.0%	0.0%	0.1%	0.0%	0.0%	0.4%

Total United States	8,834	44.7%	0.2%	6.3%	20.8%	4.8%	8.6%	4.0%

Non-United States
Industrial	8,989	45.5%	0.1%	5.0%	12.2%	4.9%	7.3%	16.0%
Financial	933	4.7%	0.2%	1.9%	1.5%	0.1%	0.4%	0.6%
Government	586	3.0%	0.0%	1.2%	1.5%	0.2%	0.0%	0.1%
Utilities	251	1.3%	0.0%	0.1%	0.6%	0.0%	0.2%	0.4%
Other	154	0.8%	0.0%	0.7%	0.0%	0.1%	0.0%	0.0%

Total Non-United States	10,913	55.3%	0.3%	8.9%	15.8%	5.3%	7.9%	17.1%

Total gross transaction notional amount	19,747	100.0%	0.5%	15.2%	36.6%	10.1%	16.5%	21.1%

Subordination	7,235

Net Notional Amount	$12,512

Fair Value of Derivative Liability	$308

American International Group, Inc. and Subsidiaries
The following table presents, for each of the corporate debt and CLO CDS transactions, the net notional amounts, attachment points and inception to date defaults:

(dollars in millions)
		Net Notional	Attachment		Defaults
		Amount at	Point	Attachment Point	through
CDS	Type	September 30, 2010	at Inception(a)	at September 30, 2010(a)	September 30, 2010(b)

1	Corporate Debt	$1,553	21.76%	18.94%	6.16%
2	Corporate Debt	5,375	22.00%	20.23%	3.76%
3	Corporate Debt	987	22.14%	20.21%	3.61%
4	Corporate Debt	983	20.80%	18.91%	4.17%
5	Corporate Debt	218	28.00%	27.68%	1.01%
6	Corporate Debt	641	24.00%	22.98%	4.42%
7	Corporate Debt	1,288	24.00%	22.89%	4.59%
8	CLO	249	35.85%	30.38%	3.72%
9	CLO	133	43.76%	43.26%	1.47%
10	CLO	196	44.20%	44.42%	4.53%
11	CLO	79	44.20%	44.42%	4.53%
12	CLO	149	44.20%	44.42%	4.53%
13	CLO	183	31.76%	30.07%	5.20%
14	CLO	361	30.40%	28.48%	0.34%
15	CLO	117	31.23%	30.47%	0.32%

Total		$12,512

(a)	Expressed as a percentage of gross transaction notional amount of the referenced obligations.

(b)	Represents defaults (assets that are technically defaulted but for which the losses have not yet been realized) from inception through September 30, 2010 expressed as a percentage of the gross transaction notional amount at September 30, 2010.
Collateral
     Most of the Capital Markets credit default swaps are subject to collateral posting provisions. These provisions differ among counterparties and asset classes. Although AIGFP has collateral posting obligations associated with both regulatory capital relief transactions and arbitrage transactions, the large majority of these obligations to date have been associated with arbitrage transactions in respect of multi-sector CDOs.
Regulatory Capital Relief Transactions
     As of September 30, 2010, 55.2 percent of the Capital Markets regulatory capital relief transactions (measured by net notional amount) were subject to Credit Support Annexes (CSA) linked to AIG’s credit rating and 44.8 percent of the regulatory capital relief transactions were not subject to collateral posting provisions. In general, each regulatory capital relief transaction is subject to a stand-alone International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement (Master Agreement) or similar agreement, under which the aggregate Exposure is calculated with reference to only a single transaction.
     The underlying mechanism that determines the amount of collateral to be posted varies by counterparty, and there is no standard formula. The varied mechanisms resulted from individual negotiations with different counterparties. The following is a brief description of the primary mechanisms that are currently being employed to determine the amount of collateral posting for this portfolio.
Reference to Market Indices — Under this mechanism, the amount of collateral to be posted is determined based on a formula that references certain tranches of a market index, such as either iTraxx or CDX. This mechanism is used for CDS transactions that reference either corporate loans, or residential mortgages. While the market index is not a direct proxy, it has the advantage of being readily obtainable.
Expected Loss Models — Under this mechanism, the amount of collateral to be posted is determined based on the amount of expected credit losses, generally determined using a rating-agency model.

American International Group, Inc. and Subsidiaries
Negotiated Amount — Under this mechanism, the amount of collateral to be posted is determined based on terms negotiated between AIGFP and the counterparty, which could be a fixed percentage of the notional amount or present value of premiums to be earned by AIGFP.
The following table presents the amount of collateral postings by underlying mechanism as described above with respect to the regulatory capital relief portfolio (prior to consideration of transactions other than the Capital Markets super senior credit default swaps subject to the same Master Agreements) as of the periods ended:

(in millions)	December 31, 2009	September 30, 2010	October 29, 2010

Reference to market indices	$60	$32	$22
Expected loss models	20	-	-
Negotiated amount	230	246	239

Total	$310	$278	$261

Arbitrage Portfolio — Multi-Sector CDOs
     In the CDS transactions, with physical settlement provisions, in respect of multi-sector CDOs, the standard CSA provisions for the calculation of Exposure have been modified, with the Exposure amount determined pursuant to an agreed formula that is based on the difference between the net notional amount of such transaction and the market value of the relevant underlying CDO security, rather than the replacement value of the transaction. As of any date, the “market value” of the relevant CDO security is the price at which a marketplace participant would be willing to purchase such CDO security in a market transaction on such date, while the “replacement value of the transaction” is the cost on such date of entering into a credit default swap transaction with substantially the same terms on the same referenced obligation (e.g., the CDO security). In cases where a formula is utilized, a transaction-specific threshold is generally factored into the calculation of Exposure, which reduces the amount of collateral required to be posted. These thresholds typically vary based on the credit ratings of AIG and/or the reference obligations, with greater posting obligations arising in the context of lower ratings. For the large majority of counterparties to these transactions, the Master Agreement and CSA cover non-CDS transactions (e.g., interest rate and cross currency swap transactions) as well as CDS transactions. As a result, the amount of collateral to be posted by AIGFP in relation to the CDS transactions will be added to or offset by the amount, if any, of the Exposure AIG has to the counterparty on the non-CDS transactions.
Arbitrage Portfolio — Corporate Debt/CLOs
     All of the Capital Markets corporate arbitrage transactions are subject to CSAs. None of these transactions (measured by net notional amount) contains a special collateral posting provision, but each is subject to a Master Agreement that includes a CSA. These transactions are treated the same as other transactions subject to the same Master Agreement and CSA, with the calculation of collateral in accordance with the standard CSA procedures outlined above. None of these transactions, although subject to a Master Agreement and CSA, has specific valuation and threshold provisions.
Collateral Calls
     AIGFP has received collateral calls from counterparties in respect of certain super senior credit default swaps, of which a large majority relate to multi-sector CDOs. To a lesser extent, AIGFP has also received collateral calls in respect of certain super senior credit default swaps entered into by counterparties for regulatory capital relief purposes and in respect of corporate arbitrage.
     From time to time, valuation methodologies used and estimates made by counterparties with respect to certain super senior credit default swaps or the underlying reference CDO securities, for purposes of determining the amount of collateral required to be posted by AIGFP in connection with such instruments, have resulted in estimates that differ, at times significantly, from AIGFP’s estimates. In almost all cases, AIGFP has been able to successfully resolve the differences or otherwise reach an accommodation with respect to collateral posting levels,

American International Group, Inc. and Subsidiaries
including in certain cases by entering into compromise collateral arrangements. Due to the ongoing nature of collateral arrangements, AIGFP regularly is engaged in discussions with one or more counterparties in respect of these differences, including at the present time. Valuation estimates made by counterparties for collateral purposes are, like any other third-party valuation, considered in the determination of the fair value estimates of the Capital Markets super senior credit default swap portfolio.
The following table presents the amount of collateral postings with respect to the Capital Markets super senior credit default swap portfolio (prior to offsets for other transactions) as of the periods ended:

(in millions)	December 31, 2009	September 30, 2010	October 29, 2010

Regulatory capital	$310	$278	$261
Arbitrage – multi-sector CDO	3,715	3,162	3,086
Arbitrage – corporate	565	496	427

Total	$4,590	$3,936	$3,774

     The amount of future collateral posting requirements generally is a function of AIG’s credit ratings, the rating of the reference obligations and any further decline in the market value of the relevant reference obligations, with the latter being the most significant factor. While a high level of correlation exists between the amount of collateral posted and the valuation of these contracts in respect of the arbitrage portfolio, a similar relationship does not exist with respect to the regulatory capital portfolio given the nature of how the amount of collateral for these transactions is determined. Given the severe market disruption, lack of observable data and the uncertainty regarding the potential effects on market prices of measures recently undertaken by the federal government to address the credit market disruption, AIGFP is unable to reasonably estimate the amounts of collateral that it may be required to post in the future.
Valuation Sensitivity — Arbitrage Portfolio
Multi-Sector CDOs
     AIG utilizes sensitivity analyses that estimate the effects of using alternative pricing and other key inputs on AIG’s calculation of the unrealized market valuation loss related to the Capital Markets super senior credit default swap portfolio. While AIG believes that the ranges used in these analyses are reasonable, given the current difficult market conditions, AIG is unable to predict which of the scenarios is most likely to occur. As recent experience demonstrates, actual results in any period are likely to vary, perhaps materially, from the modeled scenarios, and there can be no assurance that the unrealized market valuation loss related to the Capital Markets super senior credit default swap portfolio will be consistent with any of the sensitivity analyses. On average, prices for CDOs increased 0.90 percent, 1.61 percent and 1.45 percent of the notional amount outstanding for the first, second and third quarters of 2010. Further, it is difficult to extrapolate future experience based on current market conditions.
     For the purposes of estimating sensitivities for the super senior multi-sector CDO credit default swap portfolio, the change in valuation derived using the BET model is used to estimate the change in the fair value of the derivative liability. Out of the total $6.9 billion net notional amount of CDS written on multi-sector CDOs outstanding at September 30, 2010, a BET value is available for $4.2 billion net notional amount. No BET value is determined for $2.7 billion of CDS written on European multi-sector CDOs as prices on the underlying securities held by the CDOs are not provided by collateral managers; instead these CDS are valued using counterparty prices. Therefore, sensitivities disclosed below apply only to the net notional amount of $4.2 billion.
     The most significant assumption used in the BET model is the estimated price of the securities within the CDO collateral pools. If the actual price of the securities within the collateral pools differs from the price used in estimating the fair value of the super senior credit default swap portfolio, there is potential for material variation in the fair value estimate. Any further declines in the value of the underlying collateral securities held by a CDO will similarly affect the value of the super senior CDO securities. While the models attempt to predict changes in the prices of underlying collateral securities held within a CDO, the changes are subject to actual market

American International Group, Inc. and Subsidiaries
conditions which have proved to be highly volatile, especially given current market conditions. AIG cannot predict reasonably likely changes in the prices of the underlying collateral securities held within a CDO at this time.
The following table presents key inputs used in the BET model, and the potential increase (decrease) to the fair value of the derivative liability by ABS category at September 30, 2010 corresponding to changes in these key inputs:

	Average		Increase (Decrease) to Fair Value of Derivative Liability
	Inputs Used at		Entire	RMBS	RMBS	RMBS
(dollars in millions)	September 30, 2010	Change	Portfolio	PRIME	ALT-A	Subprime	CMBS	CDOs	Other

Bond prices	44 points	Increase of 5 points	$(279)	$(8)	$(27)	$(121)	$(77)	$(31)	$(15)
		Decrease of 5 points	268	11	26	113	80	16	22

Weighted average life	6.37 years	Increase of 1 year	37	—	3	28	3	2	1
		Decrease of 1 year	(63)	(1)	(4)	(50)	(4)	(3)	(1)

Recovery rates	21%	Increase of 10%	(42)	—	(4)	(14)	(21)	(1)	(2)
		Decrease of 10%	36	1	5	12	17	1	—

Diversity score(a)	12	Increase of 5	(6)
		Decrease of 5	23

Discount curve(b)	N/A	Increase of 100bps	26

(a)	The diversity score is an input at the CDO level. A calculation of sensitivity to this input by type of security is not possible.

(b)	The discount curve is an input at the CDO level. A calculation of sensitivity to this input by type of security is not possible. Furthermore, for this input it is not possible to disclose a weighted average input as a discount curve consists of a series of data points.
     These results are calculated by stressing a particular assumption independently of changes in any other assumption. No assurance can be given that the actual levels of the key inputs will not exceed, perhaps significantly, the ranges assumed by AIG for purposes of the above analysis. No assumption should be made that results calculated from the use of other changes in these key inputs can be interpolated or extrapolated from the results set forth above.
Corporate Debt
The following table represents the relevant market credit inputs used to estimate the sensitivity for the credit default swap portfolio written on investment-grade corporate debt and the estimated increase (decrease) to fair value of derivative liability at September 30, 2010 corresponding to changes in these market credit inputs:

Input Used at September 30, 2010	Increase (Decrease) To
(in millions)	Fair Value of Derivative Liability

Credit spreads for all names
Effect of an increase by 10 basis points	$17
Effect of a decrease by 10 basis points	$(18)
All base correlations
Effect of an increase by 1%	$5
Effect of a decrease by 1%	$(5)
Assumed recovery rate
Effect of an increase by 1%	$(4)
Effect of a decrease by 1%	$4

     These results are calculated by stressing a particular assumption independently of changes in any other assumption. No assurance can be given that the actual levels of the indices and maturity will not exceed, perhaps significantly, the ranges assumed by AIGFP for purposes of the above analysis. No assumption should be made that results calculated from the use of other changes in these indices and maturity can be interpolated or extrapolated from the results set forth above.
     Other derivatives. Valuation models that incorporate unobservable inputs initially are calibrated to the transaction price. Subsequent valuations are based on observable inputs to the valuation model (e.g., interest rates, credit spreads, volatilities, etc.). Model inputs are changed only when corroborated by observable market data.

American International Group, Inc. and Subsidiaries
Investments
Investments by Segment
The following tables summarize the composition of AIG’s investments by reportable segment:

		Domestic Life	Foreign Life
		Insurance &	Insurance &
	General	Retirement	Retirement	Financial
(in millions)	Insurance	Services	Services	Services	Other	Total

At September 30, 2010
Fixed maturity securities:
Bonds available for sale, at fair value	$91,317	$136,364	$58,667	$451	$9,399	$296,198
Bond trading securities, at fair value	55	1,232	2,498	93	24,971	28,849
Equity securities:
Common and preferred stock available for sale, at fair value	4,069	220	6,366	1	610	11,266
Common and preferred stock trading, at fair value	51	1	5,267	162	5	5,486
Mortgage and other loans receivable, net of allowance	658	16,858	2,746	89	2,592	22,943
Finance receivables, net of allowance	-	-	-	1,015	247	1,262
Flight equipment primarily under operating leases, net of accumulated depreciation	-	-	-	39,875	-	39,875
Other invested assets	13,255	13,084	3,863	264	5,540	36,006
Securities purchased under agreements to resell, at fair value	-	-	-	-	905	905
Short-term investments	10,977	11,380	2,989	6,060	3,056	34,462

Total investments(a)	120,382	179,139	82,396	48,010	47,325	477,252
Cash	677	349	179	312	151	1,668

Total cash and investments(b)	$121,059	$179,488	$82,575	$48,322	$47,476	$478,920

At December 31, 2009
Fixed maturity securities:
Bonds available for sale, at fair value	$79,507	$116,629	$158,279	$508	$10,628	$365,551
Bond trading securities, at fair value	-	846	6,227	388	23,782	31,243
Equity securities:
Common and preferred stock available for sale, at fair value	2,770	320	5,781	15	636	9,522
Common and preferred stock trading, at fair value	48	1	7,881	388	-	8,318
Mortgage and other loans receivable, net of allowance	9	17,728	6,810	168	2,746	27,461
Finance receivables, net of allowance	-	-	-	1,328	18,999	20,327
Flight equipment primarily under operating leases, net of accumulated depreciation	-	-	-	44,091	-	44,091
Other invested assets	11,668	13,141	13,749	170	6,507	45,235
Securities purchased under agreements to resell, at fair value	-	-	-	-	2,154	2,154
Short-term investments	12,094	17,456	10,840	2,145	4,728	47,263

Total investments(a)	106,096	166,121	209,567	49,201	70,180	601,165
Cash	780	63	1,151	1,585	821	4,400

Total cash and investments	$106,876	$166,184	$210,718	$50,786	$71,001	$605,565

(a)	At September 30, 2010, approximately 75 percent and 25 percent of investments were held by domestic and foreign entities, respectively, compared to approximately 60 percent and 40 percent, respectively, at December 31, 2009.

(b)	Total cash and investments of businesses held for sale amounted to $212.7 billion at September 30, 2010. See Note 3 to the Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
Investment Strategy
     AIG’s investment strategies are tailored to the specific business needs of each operating unit. The investment objectives are driven by the business model for each of the businesses: General Insurance, life insurance, retirement services and the Direct Investment business. The primary objectives are generation of investment income, preservation of capital, liquidity management and growth of surplus to support the insurance products.
     At the local operating unit level, investment strategies are based on considerations that include the local market, liability duration and cash flow characteristics, rating agency and regulatory capital considerations, legal investment limitations, tax optimization and diversification.
     The majority of assets backing insurance liabilities at AIG consist of intermediate and long duration fixed maturity securities. In the case of life insurance & retirement services companies, as well as in the Direct Investment business, the fundamental investment strategy is, as nearly as is practicable, to match the duration characteristics of the liabilities with comparable duration assets. Fixed maturity securities held by the insurance companies included in the Commercial Insurance Group historically have consisted primarily of laddered holdings of tax-exempt municipal bonds, which provided attractive after-tax returns and limited credit risk. In order to meet the Commercial Insurance Group’s current risk/return and tax objectives, the domestic property and casualty companies have begun to shift investment allocations away from tax exempt municipal bonds towards taxable instruments which meet the companies’ liquidity, duration and quality objectives as well as current risk-return and tax objectives. Fixed maturity securities held by Foreign General Insurance companies consist primarily of intermediate duration high grade securities.
     The market price of fixed maturity securities reflects numerous components, including interest rate environment, credit spread, embedded optionality (such as call features), liquidity, structural complexity, foreign exchange risk, and other credit and non-credit factors. However, in most circumstances, pricing is most sensitive to interest rates, such that the market price declines as interest rates rise, and increases as interest rates fall. This effect is more pronounced for longer duration securities.
     AIG accounts for the vast majority of the invested assets held by its insurance companies at fair value. However, with limited exceptions (primarily with respect to separate account products on AIG’s Consolidated Balance Sheet), AIG does not fair value its insurance liabilities for changes in interest rates, even though rising interest rates have the effect of reducing the fair value of such liabilities, and falling interest rates have the opposite effect. This results in the recording of changes in unrealized gains (losses) on securities in Accumulated other comprehensive income resulting from changes in interest rates without any correlative, inverse changes in gains (losses) on AIG’s liabilities. Because AIG’s asset duration in certain low-yield currencies, particularly Japan and Taiwan, is shorter than its liability duration, AIG views increasing interest rates in these countries as economically advantageous, notwithstanding the effect that higher rates have on the market value of its fixed maturity portfolio.
     At September 30, 2010, approximately 73 percent of the fixed maturity securities were in domestic entities. Approximately 29 percent of such securities were rated AAA by one or more of the principal rating agencies. Approximately 11 percent were below investment grade or not rated. AIG’s investment decision process relies primarily on internally generated fundamental analysis and internal risk ratings. Third-party rating services’ ratings and opinions provide one source of independent perspectives for consideration in the internal analysis.
     A significant portion of the foreign fixed maturity portfolio is rated by Moody’s, S&P or similar foreign rating services. Rating services are not available in all overseas locations. AIG’s Credit Risk Committee closely reviews the credit quality of the foreign portfolio’s non-rated fixed maturity securities. At September 30, 2010, approximately 13 percent of the foreign fixed income investments were either rated AAA or, on the basis of AIG’s internal analysis, were equivalent from a credit standpoint to securities so rated. Approximately 8 percent were below investment grade or not rated at that date. Approximately 44 percent of the foreign fixed maturity portfolio is sovereign fixed maturity securities supporting policy liabilities in the country of issuance.

American International Group, Inc. and Subsidiaries
The following table presents the credit ratings of AIG’s fixed maturity investments:

	September 30,	December 31,
	2010*	2009

Rating:
AAA	24%	23%
AA	17	24
A	26	28
BBB	22	17
Below investment grade	8	6
Non-rated	3	2

Total	100%	100%

*	Excludes fixed maturity securities of businesses held for sale as of September 30, 2010.

American International Group, Inc. and Subsidiaries
Available for Sale Investments
The following table presents the amortized cost or cost and fair value of AIG’s available for sale securities:

					Other-Than-
	Amortized	Gross	Gross		Temporary
	Cost or	Unrealized	Unrealized	Fair	Impairments
(in millions)	Cost	Gains	Losses	Value	in AOCI(a)

September 30, 2010
Bonds available for sale:
U.S. government and government sponsored entities	$7,323	$316	$(1)	$7,638	$-
Obligations of states, municipalities and political subdivisions	46,136	3,320	(100)	49,356	(30)
Non-U.S. governments	39,219	3,816	(65)	42,970	-
Corporate debt	138,276	14,753	(997)	152,032	95
Mortgage-backed, asset-backed and collateralized:
RMBS	31,916	1,183	(2,073)	31,026	(850)
CMBS	7,905	263	(1,562)	6,606	(359)
CDO/ABS	7,029	409	(868)	6,570	(33)

Total mortgage-backed, asset-backed and collateralized	46,850	1,855	(4,503)	44,202	(1,242)

Total bonds available for sale(b)	277,804	24,060	(5,666)	296,198	(1,177)
Equity securities available for sale:
Common stock	5,359	3,792	(150)	9,001	-
Preferred stock	475	123	(3)	595	-
Mutual funds	1,555	176	(61)	1,670	-

Total equity securities available for sale	7,389	4,091	(214)	11,266	-

Total(c)	$285,193	$28,151	$(5,880)	$307,464	$(1,177)

December 31, 2009
Bonds available for sale:
U.S. government and government sponsored entities	$5,098	$174	$(49)	$5,223	$-
Obligations of states, municipalities and political subdivisions	52,324	2,163	(385)	54,102	-
Non-U.S. governments	63,080	3,153	(649)	65,584	(1)
Corporate debt	185,188	10,826	(3,876)	192,138	119
Mortgage-backed, asset-backed and collateralized:
RMBS	32,173	991	(4,840)	28,324	(2,121)
CMBS	18,717	195	(5,623)	13,289	(739)
CDO/ABS	7,911	284	(1,304)	6,891	(63)

Total mortgage-backed, asset-backed and collateralized	58,801	1,470	(11,767)	48,504	(2,923)

Total bonds available for sale(b)	364,491	17,786	(16,726)	365,551	(2,805)
Equity securities available for sale:
Common stock	4,460	2,913	(75)	7,298	-
Preferred stock	740	94	(20)	814	-
Mutual funds	1,264	182	(36)	1,410	-

Total equity securities available for sale	6,464	3,189	(131)	9,522	-

Total(c)	$370,955	$20,975	$(16,857)	$375,073	$(2,805)

(a)	Represents the amount of other-than-temporary impairment losses recognized in Accumulated other comprehensive income, which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(b)	At September 30, 2010 and December 31, 2009, bonds available for sale held by AIG that were below investment grade or not rated totaled $22.7 billion and $24.5 billion, respectively.

(c)	Excludes $157.0 billion and $36.1 billion of available for sale investments at fair value from businesses held for sale at September 30, 2010 and December 31, 2009, respectively. See Note 3 to the Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
The following table presents the industry categories of AIG’s available for sale corporate debt securities:

	September 30,	December 31,
Industry Category	2010(a)	2009

Financial institutions:
Money Center /Global Bank Groups	11%	18%
Regional banks – other	5	5
Life insurance	4	4
Securities firms and other finance companies	2	2
Insurance non-life	2	3
Regional banks – North America	2	2
Other financial institutions	7	4
Utilities	16	14
Communications	9	8
Consumer noncyclical	8	8
Capital goods	7	7
Energy	7	5
Consumer cyclical	5	6
Other	15	14

Total(b)	100%	100%

(a)	Excludes corporate debt of businesses held for sale as of September 30, 2010.

(b)	At September 30, 2010 and December 31, 2009, approximately 93 percent and 94 percent, respectively, of these investments were rated investment grade.

American International Group, Inc. and Subsidiaries
Structured Securities
     Excluded in the tables below as of September 30, 2010 are structured securities of businesses held for sale with a fair value of $10.3 billion.
Investments in RMBS
The following table presents AIG’s RMBS investments by year of vintage:

	September 30, 2010					December 31, 2009
		Gross	Gross		Percent of		Gross	Gross		Percent of
	Amortized	Unrealized	Unrealized	Fair	Amortized	Amortized	Unrealized	Unrealized	Fair	Amortized
(in millions)	Cost	Gains	Losses	Value	Cost	Cost	Gains	Losses	Value	Cost

Total RMBS(a)
2010	$7,126	$52	$(14)	$7,164	22%	$-	$-	$-	$-	-%
2009	1,793	32	(2)	1,823	6	1,716	19	(6)	1,729	5
2008	1,683	73	(5)	1,751	5	3,418	135	(1)	3,552	11
2007	3,640	132	(272)	3,500	12	4,982	135	(881)	4,236	16
2006	3,921	199	(378)	3,742	12	5,206	197	(1,161)	4,242	16
2005 and prior	13,753	695	(1,402)	13,046	43	16,851	505	(2,791)	14,565	52

Total RMBS	$31,916	$1,183	$(2,073)	$31,026	100%	$32,173	$991	$(4,840)	$28,324	100%

Alt-A
2010	$70	$1	$-	$71	2%	$-	$-	$-	$-	-%
2009	-	-	-	-	-	-	-	-	-	-
2008	-	-	-	-	-	-	-	-	-	-
2007	1,248	43	(108)	1,183	27	1,490	21	(408)	1,103	28
2006	1,208	8	(160)	1,056	26	1,484	9	(568)	925	28
2005 and prior	2,054	27	(348)	1,733	45	2,397	13	(705)	1,705	44

Total Alt-A	$4,580	$79	$(616)	$4,043	100%	$5,371	$43	$(1,681)	$3,733	100%

Subprime
2010	$-	$-	$-	$-	-%	$-	$-	$-	$-	-%
2009	-	-	-	-	-	-	-	-	-	-
2008	-	-	-	-	-	-	-	-	-	-
2007	54	19	(13)	60	4	61	16	(18)	59	4
2006	124	8	(15)	117	8	180	6	(42)	144	11
2005 and prior	1,270	5	(423)	852	88	1,358	-	(659)	699	85

Total Subprime	$1,448	$32	$(451)	$1,029	100%	$1,599	$22	$(719)	$902	100%

Prime non-agency (b)
2010	$133	$4	$-	$137	1%	$-	$-	$-	$-	-%
2009	206	3	-	209	2	387	6	-	393	3
2008	62	8	-	70	1	109	9	-	118	1
2007	1,547	28	(78)	1,497	17	1,920	21	(340)	1,601	17
2006	1,846	112	(161)	1,797	20	2,259	91	(415)	1,935	20
2005 and prior	5,338	100	(546)	4,892	59	6,783	42	(1,272)	5,553	59

Total Prime non-agency	$9,132	$255	$(785)	$8,602	100%	$11,458	$169	$(2,027)	$9,600	100%

(a)	Includes $16.2 billion in agency -backed securities.

(b)	Includes foreign and jumbo RMBS-related securities.
     AIG’s RMBS investments are predominantly in tranches that contain substantial protection features through collateral subordination. As of October 29, 2010, $10.4 billion of AIG’s RMBS portfolio had been downgraded as a result of rating agency actions since January 1, 2007, and $76 million of such investments had been upgraded. Of the downgrades, $9.0 billion were AAA rated securities. In addition to the downgrades, as of October 29, 2010, the rating agencies had $1.2 billion of RMBS on watch for downgrade.

American International Group, Inc. and Subsidiaries
     In the nine-month periods ended September 30, 2010 and 2009, AIG collected approximately $4.0 billion and $3.9 billion, respectively, of principal payments on RMBS.
The following table presents AIG’s RMBS investments by credit rating:

	September 30, 2010					December 31, 2009
		Gross	Gross		Percent of		Gross	Gross		Percent of
	Amortized	Unrealized	Unrealized	Fair	Amortized	Amortized	Unrealized	Unrealized	Fair	Amortized
(in millions)	Cost	Gains	Losses	Value	Cost	Cost	Gains	Losses	Value	Cost

Rating:
Total RMBS
AAA	$21,572	$902	$(409)	$22,065	68%	$20,503	$793	$(1,256)	$20,040	64%
AA	1,115	4	(263)	856	3	1,547	22	(447)	1,122	5
A	882	20	(187)	715	3	1,423	6	(451)	978	4
BBB	1,113	36	(139)	1,010	3	1,428	30	(440)	1,018	5
Below investment grade	7,208	220	(1,075)	6,353	23	7,204	131	(2,245)	5,090	22
Non-rated	26	1	-	27	-	68	9	(1)	76	-

Total RMBS(a)(b)	$31,916	$1,183	$(2,073)	$31,026	100%	$32,173	$991	$(4,840)	$28,324	100%

Alt-A RMBS
AAA	$1,293	$32	$(126)	$1,199	28%	$1,707	$15	$(406)	$1,316	32%
AA	333	1	(82)	252	7	296	-	(108)	188	5
A	156	1	(55)	102	4	247	-	(95)	152	5
BBB	137	1	(16)	122	3	141	3	(46)	98	3
Below investment grade	2,661	44	(337)	2,368	58	2,980	25	(1,026)	1,979	55
Non-rated	-	-	-	-	-	-	-	-	-	-

Total Alt-A	$4,580	$79	$(616)	$4,043	100%	$5,371	$43	$(1,681)	$3,733	100%

Subprime RMBS
AAA	$564	$18	$(88)	$494	39%	$677	$13	$(207)	$483	42%
AA	177	-	(66)	111	12	150	1	(70)	81	10
A	119	-	(42)	77	8	191	1	(107)	85	12
BBB	95	-	(37)	58	7	160	-	(99)	61	10
Below investment grade	493	14	(218)	289	34	421	7	(236)	192	26
Non-rated	-	-	-	-	-	-	-	-	-	-

Total Subprime	$1,448	$32	$(451)	$1,029	100%	$1,599	$22	$(719)	$902	100%

Prime non-agency
AAA	$3,485	$51	$(156)	$3,380	38%	$5,191	$40	$(600)	$4,631	45%
AA	583	2	(108)	477	6	1,018	21	(258)	781	9
A	528	19	(53)	494	6	879	5	(187)	697	8
BBB	783	36	(48)	771	9	957	4	(225)	736	8
Below investment grade	3,727	146	(420)	3,453	41	3,345	90	(757)	2,678	29
Non-rated	26	1	-	27	-	68	9	-	77	1

Total prime non-agency	$9,132	$255	$(785)	$8,602	100%	$11,458	$169	$(2,027)	$9,600	100%

(a)	The weighted average expected life is 5 years.

(b)	Includes $16.2 billion in agency-backed securities.

American International Group, Inc., and Subsidiaries
     AIG’s underwriting practices for investing in RMBS, other asset-backed securities and CDOs take into consideration the quality of the originator, the manager, the servicer, security credit ratings, underlying characteristics of the mortgages, borrower characteristics, and the level of credit enhancement in the transaction. AIG’s strategy is typically to invest in securities rated AA or better at the time of the investment.
Investments in CMBS
The following table presents the amortized cost, gross unrealized gains (losses) and fair value of AIG’s CMBS investments:

	September 30, 2010					December 31, 2009
		Gross	Gross		Percent of		Gross	Gross		Percent of
	Amortized	Unrealized	Unrealized	Fair	Amortized	Amortized	Unrealized	Unrealized	Fair	Amortized
(in millions)	Cost	Gains	Losses	Value	Cost	Cost	Gains	Losses	Value	Cost

CMBS (traditional)	$7,049	$225	$(1,303)	$5,971	89%	$16,599	$161	$(4,925)	$11,835	89%
ReRemic/CRE CDO	539	20	(242)	317	7	932	20	(578)	374	5
Agency	233	18	-	251	3	200	8	(3)	205	1
Other	84	-	(17)	67	1	986	6	(117)	875	5

Total	$7,905	$263	$(1,562)	$6,606	100%	$18,717	$195	$(5,623)	$13,289	100%

The following table presents AIG’s CMBS investments by credit rating:

	September 30, 2010					December 31, 2009
		Gross	Gross		Percent of		Gross	Gross		Percent of
	Amortized	Unrealized	Unrealized	Fair	Amortized	Amortized	Unrealized	Unrealized	Fair	Amortized
(in millions)	Cost	Gains	Losses	Value	Cost	Cost	Gains	Losses	Value	Cost

Rating:
AAA	$2,627	$139	$(49)	$2,717	33%	$8,579	$127	$(997)	$7,709	45%
AA	890	9	(137)	762	12	2,265	2	(839)	1,428	12
A	1,032	15	(137)	910	13	1,967	13	(832)	1,148	11
BBB	1,519	7	(505)	1,021	19	2,188	15	(1,009)	1,194	12
Below investment grade	1,837	93	(734)	1,196	23	3,155	38	(1,844)	1,349	17
Non-rated	-	-	-	-	-	563	-	(102)	461	3

Total	$7,905	$263	$(1,562)	$6,606	100%	$18,717	$195	$(5,623)	$13,289	100%

The following table presents AIG’s CMBS investments by year of vintage:

	September 30, 2010					December 31, 2009
		Gross	Gross		Percent of		Gross	Gross		Percent of
	Amortized	Unrealized	Unrealized	Fair	Amortized	Amortized	Unrealized	Unrealized	Fair	Amortized
(in millions)	Cost	Gains	Losses	Value	Cost	Cost	Gains	Losses	Value	Cost

Year:
2010	$14	$-	$-	$14	-%	$-	$-	$-	$-	-%
2009	42	2	-	44	1	35	-	(1)	34	-
2008	235	1	(12)	224	3	263	-	(70)	193	1
2007	2,477	95	(735)	1,837	31	4,968	42	(2,134)	2,876	27
2006	1,188	48	(303)	933	15	2,842	19	(1,250)	1,611	15
2005 and prior	3,949	117	(512)	3,554	50	10,609	134	(2,168)	8,575	57

Total	$7,905	$263	$(1,562)	$6,606	100%	$18,717	$195	$(5,623)	$13,289	100%

American International Group, Inc., and Subsidiaries
The following table presents the percentage of AIG’s CMBS investments by geographic region:

	September 30, 2010	December 31, 2009

Geographic region:
New York	16%	15%
California	13	14
Texas	6	7
Florida	6	6
Virginia	4	3
Illinois	3	3
New Jersey	3	3
Maryland	3	2
Georgia	2	3
Pennsylvania	2	3
All Other*	42	41

Total	100%	100%

*	Includes Non-U.S. locations.
The following table presents the percentage of AIG’s CMBS investments by industry:

	September 30, 2010	December 31, 2009

Industry:
Office	31%	30%
Retail	28	30
Multi-family	15	15
Lodging	9	7
Industrial	7	7
Other	10	11

Total	100%	100%

     There have been disruptions in the CMBS market due to weakness in underlying commercial real estate fundamentals and the market’s anticipation of increasing delinquencies and defaults. Although the market value has improved and CMBS spreads have tightened during the nine-month period ended September 30, 2010, the market value of the holdings continues to be below amortized cost. The majority of AIG’s investments in CMBS are in tranches that contain substantial protection features through collateral subordination. As indicated in the tables, downgrades have occurred on many CMBS holdings. The majority of CMBS holdings are traditional conduit transactions, broadly diversified across property types and geographical areas.

American International Group, Inc., and Subsidiaries
Investments in CDOs
The following table presents AIG’s CDO investments by collateral type:

	September 30, 2010					December 31, 2009
		Gross	Gross		Percent of		Gross	Gross		Percent of
	Amortized	Unrealized	Unrealized	Fair	Amortized	Amortized	Unrealized	Unrealized	Fair	Amortized
(in millions)	Cost	Gains	Losses	Value	Cost	Cost	Gains	Losses	Value	Cost

Collateral Type:
Bank loans (CLO)	$1,828	$66	$(471)	$1,423	73%	$2,015	$63	$(596)	$1,482	66%
Synthetic investment grade	113	82	(5)	190	5	220	83	(21)	282	8
Other	530	129	(71)	588	21	772	74	(107)	739	25
Subprime ABS	24	1	(13)	12	1	33	1	(27)	7	1

Total	$2,495	$278	$(560)	$2,213	100%	$3,040	$221	$(751)	$2,510	100%

The following table presents AIG’s CDO investments by credit rating:

	September 30, 2010					December 31, 2009
		Gross	Gross		Percent of		Gross	Gross		Percent of
	Amortized	Unrealized	Unrealized	Fair	Amortized	Amortized	Unrealized	Unrealized	Fair	Amortized
(in millions)	Cost	Gains	Losses	Value	Cost	Cost	Gains	Losses	Value	Cost

Rating:
AAA	$46	$3	$(3)	$46	2%	$326	$5	$(42)	$289	11%
AA	116	—	(12)	104	5	135	1	(29)	107	4
A	548	19	(129)	438	22	1,028	22	(311)	739	34
BBB	877	17	(258)	636	35	670	19	(214)	475	22
Below investment grade	907	228	(158)	977	36	879	155	(155)	879	29
Non-rated	1	11	—	12	—	2	19	—	21	—

Total	$2,495	$278	$(560)	$2,213	100%	$3,040	$221	$(751)	$2,510	100%

Commercial Mortgage Loans
     At September 30, 2010, AIG had direct U.S. commercial mortgage loan exposure of $14.1 billion. At that date, over 98 percent of the U.S. loans were current. A total of $1.3 billion of commercial mortgage loans are recorded in assets held for sale.
The following table presents the U.S. commercial mortgage loan exposure by state and type of loan:

At September 30, 2010	Number								Percent
(dollars in millions)	of Loans	Amount*	Apartments	Offices	Retails	Industrials	Hotels	Others	of Total

State:
California	201	$3,785	$114	$1,568	$216	$972	$388	$527	27%
New York	71	1,555	272	949	165	39	48	82	11
New Jersey	65	1,257	569	308	271	35	—	74	9
Texas	65	982	58	442	123	252	81	26	7
Florida	99	934	28	326	234	105	29	212	7
Pennsylvania	63	521	95	132	140	121	18	15	4
Ohio	59	433	166	47	99	68	40	13	3
Maryland	23	391	27	188	167	1	4	4	3
Arizona	17	321	102	55	60	9	9	86	2
Colorado	22	310	11	207	1	4	27	60	2
Other states	395	3,599	301	1,475	690	400	286	447	25

Total	1,080	$14,088	$1,743	$5,697	$2,166	$2,006	$930	$1,546	100%

*	Excludes portfolio valuation losses.

American International Group, Inc. and Subsidiaries
Trading Securities
The following table presents the fair value of AIG’s fixed maturity trading securities:

	September 30, 2010		December 31, 2009
	Fair	Percent	Fair	Percent
(in millions)	Value	of Total	Value	of Total

U.S. government and government sponsored entities	$7,050	24%	$6,711	21%
Non-U.S. governments	872	3	1,421	5
Corporate debt	2,925	10	5,315	17
State, territories and political subdivisions	316	1	370	1
Mortgage-backed, asset-backed and collateralized:
RMBS	2,085	7	3,675	12
CMBS	2,771	10	2,476	8
CDO/ABS and other collateralized	5,699	20	5,997	19

Total mortgage-backed, asset-backed and collateralized	10,555	37	12,148	39

ML II / ML III	7,131	25	5,278	17

Total	$28,849	100%	$31,243	100%

The following table presents the credit ratings of AIG’s fixed maturity trading securities:

	September 30, 2010	December 31, 2009

Rating:
AAA	37%	45%
AA	13	14
A	11	13
BBB	4	4
Below investment grade	14	9
Not Rated	21	15

Total	100%	100%

American International Group, Inc. and Subsidiaries
Other-Than-Temporary Impairments
The following table presents other-than-temporary impairment charges in earnings by segment:

		Domestic Life	Foreign Life
		Insurance &	Insurance &
	General	Retirement	Retirement	Financial
(in millions)	Insurance	Services	Services	Services	Other	Total

Three Months Ended September 30, 2010
Impairment Type:
Severity	$1	$4	$-	$-	$-	$5
Change in intent	312	15	7	-	6	340
Foreign currency declines	12	-	5	-	-	17
Issuer-specific credit events	12	337	25	9	78	461
Adverse projected cash flows on structured securities	-	1	-	-	-	1

Total	$337	$357	$37	$9	$84	$824

Three Months Ended September 30, 2009
Impairment Type:
Severity	$1	$-	$-	$-	$-	$1
Change in intent	-	9	1	-	1	11
Foreign currency declines	-	-	-	-	-	-
Issuer-specific credit events	273	728	81	-	403	1,485
Adverse projected cash flows on structured securities	-	-	-	-	-	-

Total	$274	$737	$82	$-	$404 $	1,497

Nine Months Ended September 30, 2010
Impairment Type:
Severity	$22	$13	$19	$-	$-	$54
Change in intent	313	30	12	-	6	361
Foreign currency declines	15	-	6	-	-	21
Issuer-specific credit events	129	1,389	31	10	274	1,833
Adverse projected cash flows on structured securities	-	1	-	-	1	2

Total	$479	$1,433	$68	$10	$281 $	2,271

Nine Months Ended September 30, 2009
Impairment Type:
Severity	$111	$816	$53	$-	$492 $	1,472
Change in intent	122	658	62	-	41	883
Foreign currency declines	-	-	88	-	-	88
Issuer-specific credit events	573	1,702	82	-	801	3,158
Adverse projected cash flows on structured securities	1	116	-	-	27	144

Total	$807	$3,292	$285	$-	$1,361	$5,745

American International Group, Inc. and Subsidiaries
The following table presents other-than-temporary impairment charges in earnings by type of security and type of impairment:

		CDO/		Other Fixed	Equities/Other
(in millions)	RMBS	ABS	CMBS	Income	Invested Assets*	Total

Three Months Ended September 30, 2010
Impairment Type:
Severity	$-	$-	$-	$-	$5	$5
Change in intent	210	-	99	18	13	340
Foreign currency declines	-	1	-	15	1	17
Issuer-specific credit events	270	11	98	41	41	461
Adverse projected cash flows on structured securities	1	-	-	-	-	1

Total	$481	$12	$197	$74	$60	$824

Three Months Ended September 30, 2009
Impairment Type:
Severity	$-	$-	$-	$-	$1	$1
Change in intent	-	-	-	11	-	11
Foreign currency declines	-	-	-	-	-	-
Issuer-specific credit events	499	183	172	38	593	1,485
Adverse projected cash flows on structured securities	-	-	-	-	-	-

Total	$499	$183	$172	$49	$594	$1,497

Nine Months Ended September 30, 2010
Impairment Type:
Severity	$-	$-	$-	$-	$54	$54
Change in intent	210	-	99	36	16	361
Foreign currency declines	-	2	-	18	1	21
Issuer-specific credit events	717	19	705	79	313	1,833
Adverse projected cash flows on structured securities	2	-	-	-	-	2

Total	$929	$21	$804	$133	$384	$2,271

Nine Months Ended September 30, 2009
Impairment Type:
Severity	$816	$471	$21	$6	$158	$1,472
Change in intent	-	-	6	708	169	883
Foreign currency declines	-	14	-	74	-	88
Issuer-specific credit events	1,514	244	302	203	895	3,158
Adverse projected cash flows on structured securities	101	43	-	-	-	144

Total	$2,431	$772	$329	$991	$1,222	$5,745

*	Includes other-than-temporary impairment charges on partnership investments and direct private equity investments.

American International Group, Inc. and Subsidiaries
The following table presents other-than-temporary impairment charges in earnings by type of security and credit rating:

					Equities/Other
				Other Fixed	Invested
(in millions)	RMBS	CDO/ABS	CMBS	Income	Assets*	Total

Three Months Ended September 30, 2010
Rating:
AAA	$22	$-	$-	$10	$-	$32
AA	8	-	-	-	-	8
A	14	-	-	2	2	18
BBB	12	2	10	12	4	40
Below investment grade	425	10	187	41	3	666
Non-rated	-	-	-	9	51	60

Total	$481	$12	$197	$74	$60	$824

Three Months Ended September 30, 2009
Rating:
AAA	$17	$-	$3	$-	$-	$20
AA	9	1	14	-	-	24
A	25	6	8	-	3	42
BBB	44	6	64	5	3	122
Below investment grade	404	148	83	43	2	680
Non-rated	-	22	-	1	586	609

Total	$499	$183	$172	$49	$594	$1,497

Nine Months Ended September 30, 2010
Rating:
AAA	$24	$-	$-	$17	$-	$41
AA	19	1	2	-	-	22
A	46	-	13	5	7	71
BBB	45	2	54	15	4	120
Below investment grade	795	15	735	83	6	1,634
Non-rated	-	3	-	13	367	383

Total	$929	$21	$804	$133	$384	$2,271

Nine Months Ended September 30, 2009
Rating:
AAA	$780	$15	$39	$-	$-	$834
AA	338	16	55	30	-	439
A	217	338	39	229	3	826
BBB	236	107	99	251	3	696
Below investment grade	860	267	97	470	2	1,696
Non-rated	-	29	-	11	1,214	1,254

Total	$2,431	$772	$329	$991	$1,222	$5,745

*	Includes other-than-temporary impairment charges on partnership investments and direct private equity investments.
     AIG has recognized the other-than-temporary impairment charges (severity losses) shown above in the three-and nine-month periods ended September 30, 2010 and 2009, respectively. With the adoption of the new other-than-temporary impairments accounting standard on April 1, 2009, such severity loss charges subsequent to that date exclusively related to equity securities and other invested assets. In all prior periods, such charges primarily related to mortgage-backed, asset-backed and collateralized securities, corporate debt securities of financial institutions and other equity securities. Notwithstanding AIG’s intent and ability to hold such securities until they had recovered their cost or amortized cost basis, and despite structures that indicated, at the time, that

American International Group, Inc. and Subsidiaries
a substantial amount of the securities should have continued to perform in accordance with original terms, AIG concluded, at the time, that it could not reasonably assert that the impairment would be temporary.
     Determinations of other-than-temporary impairments are based on fundamental credit analyses of individual securities without regard to rating agency ratings. Based on this analysis, AIG expects to receive cash flows sufficient to cover the amortized cost of all below investment grade securities for which credit losses were not recognized.
     In addition to the above severity losses, AIG recorded other-than-temporary impairment charges in the three-and nine-month periods ended September 30, 2010 and 2009 related to:
•	securities for which AIG has changed its intent to hold or sell;

•	declines due to foreign exchange rates;

•	issuer-specific credit events;

•	certain structured securities; and

•	other impairments, including equity securities, partnership investments and private equity investments.
     During the third quarter of 2010, AIG recognized $340 million in other than temporary impairment charges, primarily due to changes in intent to sell certain mortgage-backed securities.
     With respect to the issuer-specific credit events shown above, no other-than-temporary impairment charge with respect to any one single credit was significant to AIG’s consolidated financial condition or results of operations, and no individual other-than-temporary impairment charge exceeded 0.10 percent and 0.20 percent of Total equity in the nine-month periods ended September 30, 2010 and 2009, respectively.
     In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, AIG generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security. The amounts of accretion recognized in earnings were $94 million and $54 million for the three-month periods ended September 30, 2010 and 2009, respectively, and $315 million and $519 million for the nine-month periods ended September 30, 2010 and 2009, respectively. For a discussion of AIG’s other-than-temporary impairment accounting policy, see Note 6 to the Consolidated Financial Statements.

American International Group, Inc. and Subsidiaries
An aging of the pre-tax unrealized losses of fixed maturity and equity securities, distributed as a percentage of cost relative to unrealized loss (the extent by which the fair value is less than amortized cost or cost), including the number of respective items was as follows:

At September 30, 2010	Less than or equal			Greater than 20%			Greater than 50%
	to 20% of Cost(b)			to 50% of Cost(b)			of Cost(b)			Total
Aging(a)	Unrealized			Unrealized			Unrealized			Unrealized
(dollars in millions)	Cost(c)	Loss	Items(e)	Cost(c)	Loss	Items(e)	Cost(c)	Loss	Items(e)	Cost(c)	Loss(d)	Items(e)

Investment grade bonds
0-6 months	$9,095	$177	905	$150	$50	16	$143	$85	4	$9,388	$312	925
7-12 months	1,269	71	131	130	37	4	3	—	23	1,402	108	158
> 12 months	16,225	990	1,585	3,905	1,232	498	1,092	746	119	21,222	2,968	2,202

Total	$26,589	$1,238	2,621	$4,185	$1,319	518	$1,238	$831	146	$32,012	$3,388	3,285

Below investment grade bonds
0-6 months	$939	$53	153	$28	$7	15	$2	$1	23	$969	$61	191
7-12 months	342	23	58	32	10	21	8	5	34	382	38	113
> 12 months	5,154	449	504	3,064	938	315	1,198	792	195	9,416	2,179	1,014

Total	$6,435	$525	715	$3,124	$955	351	$1,208	$798	252	$10,767	$2,278	1,318

Total bonds
0-6 months	$10,034	$230	1,058	$178	$57	31	$145	$86	27	$10,357	$373	1,116
7-12 months	1,611	94	189	162	47	25	11	5	57	1,784	146	271
> 12 months	21,379	1,439	2,089	6,969	2,170	813	2,290	1,538	314	30,638	5,147	3,216

Total(e)	$33,024	$1,763	3,336	$7,309	$2,274	869	$2,446	$1,629	398	$42,779	$5,666	4,603

Equity securities
0-6 months	$1,898	$163	561	$100	$27	109	$—	$—	—	$1,998	$190	670
7-12 months	93	10	77	45	14	21	—	—	—	138	24	98
> 12 months	—	—	—	—	—	—	—	—	—	—	—	—

Total	$1,991	$173	638	$145	$41	130	$—	$—	—	$2,136	$214	768

(a)	Represents the number of consecutive months that fair value has been less than cost by any amount. (b) Represents the percentage by which fair value is less than cost at the balance sheet date.

(b)	Represents the percentage by which fair value is less than cost at the balance sheet date.

(c)	For bonds, represents amortized cost.

(d)	The effect on Net income of unrealized losses after taxes will be mitigated upon realization because certain realized losses will be charged to participating policyholder accounts, or realization will result in current decreases in the amortization of certain DAC.

(e)	Item count is by CUSIP by subsidiary.
     For the nine-month period ended September 30, 2010, net unrealized gains related to fixed maturity and equity securities increased by $18.3 billion reflecting an increase in fair value primarily due to the narrowing of credit spreads.
     As of September 30, 2010, the majority of AIG’s fixed maturity investments in an unrealized loss position of more than 50 percent for more than 12 months, comprising the unrealized loss of $1.5 billion related to CMBS and RMBS securities originally rated investment grade that are floating rate or that have low fixed coupons relative to current market yields. A total of 119 securities with an amortized cost of $1.1 billion and a net unrealized loss of $746 million, are still investment grade. As part of its credit evaluation procedures applied to these and other securities, AIG considers the nature of both the specific securities and the market conditions for those securities. Current market spreads continue to be significantly wider for securities supported by real estate related assets, compared to spreads at the securities’ respective purchase dates, largely due to the continued effects of the recession and the economic and market uncertainties regarding future performance of commercial and residential real estate. In addition, declining LIBOR rates have made floating rate securities less attractive as a class.
     AIG believes that the lack of demand for commercial and residential real estate collateral-based securities, low contractual coupons and interest rate spreads, and the deterioration in the level of collateral support due to real estate market conditions are the primary reasons for these securities trading at significant price discounts. Based

American International Group, Inc. and Subsidiaries
on its analysis, and taking into account the level of subordination below these securities, AIG continues to believe that the expected cash flows from these securities will be sufficient to recover the amortized cost of its investment. AIG continues to monitor these positions for potential credit impairments that could result from further deterioration in commercial and residential real estate fundamentals.
     See also Note 6 to the Consolidated Financial Statements.
Regulation
     Directive 2002/87/EC (Directive) issued by the European Parliament provides that certain financial conglomerates with regulated entities in the European Union are subject to supplementary supervision. Pursuant to the Directive, the Commission Bancaire (the French banking regulator) was appointed as AIG’s supervisory coordinator. From February 2007 until March 2010, with the approval of the Commission Bancaire, the Office of Thrift Supervision (OTS) acted as AIG’s equivalent supervisor, as permitted by the Directive in circumstances in which a financial conglomerate organized outside the European Union (such as AIG) has proposed to have one of its existing regulators recognized as its coordinator and such regulator’s supervision is determined to be equivalent to that required by the Directive. Since March 2010, AIG has been in discussions with, and has provided information to the Commission Bancaire regarding the possibility of proposing another of AIG’s existing regulators as its equivalent supervisor.
     On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank), which effects comprehensive changes to the regulation of financial services in the United States and will subject AIG to substantial additional federal regulation, was signed into law. Dodd-Frank is intended to enhance the safety and soundness of U.S. financial institutions and increase public confidence in them. Dodd-Frank directs existing and newly created government agencies and bodies to promulgate regulations implementing the law, a process anticipated to occur over the next few years. AIG cannot predict with any certainty the requirements of the regulations ultimately adopted or how or whether Dodd-Frank and such regulations will affect the financial markets generally; impact AIG’s businesses, results of operations, cash flows or financial condition; or require AIG to raise additional capital or result in a downgrade of AIG’s credit ratings.
Key aspects identified to date of Dodd-Frank’s potential impact on AIG include:
•	The new legislation provides two scenarios under which the Board of Governors of the Federal Reserve System (FRB) could become AIG’s regulator: (1) if AIG is recognized as a “savings and loan holding company” as defined by the Home Owners’ Loan Act (HOLA) and/or (2) if the newly created risk regulator — the Financial Stability Oversight Council (Council) — designates AIG as a company whose material financial distress, or whose nature, scope, size, scale, concentration, interconnectedness or mix of activities, could pose a threat to the financial stability of the United States.

•	If AIG becomes subject, as a savings and loan holding company, to the examination, enforcement and supervisory authority of the FRB, the FRB would have authority to impose capital requirements on AIG and its subsidiaries. AIG cannot predict what capital regulations the FRB will promulgate under these authorizations, either generally or as applicable to insurance-based organizations, nor can AIG predict how the FRB will exercise potential general supervisory authority over AIG as to its business practices or those of its subsidiaries. If designated as a Designated Financial Company, AIG would become subject to unspecified stricter prudential standards, including stricter requirements and limitations relating to risk-based capital, leverage, liquidity and credit exposure, as well as overall risk management requirements, management interlock prohibitions and a requirement to maintain a plan for rapid and orderly dissolution in the event of severe financial distress.

•	Under either scenario, AIG may become subject to stress tests to be promulgated by the FRB in consultation with the newly created Federal Insurance Office (discussed below) to determine whether, on a consolidated basis, AIG has the capital necessary to absorb losses as a result of adverse economic conditions. AIG cannot predict how the stress tests will be designed or conducted or whether the results thereof will

American International Group, Inc. and Subsidiaries
cause AIG to alter its business practices or affect the perceptions of regulators, rating agencies, customers, counterparties or investors about AIG’s financial strength.

•	The Council may recommend that state insurance regulators or other regulators apply new or heightened standards and safeguards for activities or practices that AIG and other insurers or other financial services companies engage in.

•	If AIG is considered a banking entity for purposes of the “Volcker Rule” AIG would become subject to the provisions of Dodd-Frank prohibiting, subject to the rule’s exceptions, “proprietary trading” and the sponsorship of, or investment in, hedge, private equity or similar funds.

•	Title II of Dodd-Frank provides that a financial company may be subject to a special orderly liquidation process outside the federal bankruptcy code, administered by the Federal Deposit Insurance Corporation as receiver, upon a determination (with the approval of the director of the Federal Insurance Office if — as is true with respect to AIG — the largest United States subsidiary is an insurer) that the company is in default or in danger of default and presents a systemic risk to U.S. financial stability.

•	Dodd-Frank creates a new framework for regulation of the over-the-counter (OTC) derivatives markets and certain market participants which could affect various activities of AIG and its insurance subsidiaries, as well as Capital Markets.

•	Dodd-Frank establishes a Federal Insurance Office (FIO) within the Department of the Treasury to be headed by a director appointed by the Secretary of the Treasury. While not having a general supervisory or regulatory authority over the business of insurance, the director of this office would perform various functions with respect to insurance (other than health insurance), including serving as a non-voting member of the Council and participating in the Council’s decisions regarding insurers (potentially including AIG), to be designated for stricter regulation. The director would also be required to conduct a study on how to modernize and improve the system of insurance regulation in the United States, including by increased national uniformity through either a federal charter or effective action by the states. The FIO may recommend enhanced regulations to the states.

•	Dodd-Frank authorizes the FRB to require a savings and loan holding company or a Designated Financial Company to place its financial activities in an intermediate holding company separate from non-financial activities (as defined for purposes of the Bank Holding Company Act) and imposes restrictions on transactions between the two businesses, which could be burdensome and costly to implement.

•	Dodd-Frank establishes the Bureau of Consumer Financial Protection (BCFP) as an independent agency within the FRB to regulate consumer financial products and services offered primarily for personal, family or household purposes. The BCFP will have significant authority to implement and enforce Federal consumer financial laws, including the new protections established under Dodd-Frank, as well as the authority to identify and prohibit unfair and deceptive acts and practices. In addition, the BCFP will have broad supervisory, examination and enforcement authority over certain consumer products, such as mortgage lending. Insurance products and services are not within the BCFP’s general jurisdiction, and broker-dealers and investment advisers are not subject to the BCFP’s jurisdiction when acting in their registered capacity.

•	Title XIV of Dodd-Frank also restricts certain terms for mortgage loans, such as loan fees, prepayment fees and other charges, and imposes certain duties on a lender to ensure that a borrower can afford to repay the loan. These changes may adversely affect AGF’s or UGC’s business.

•	Dodd-Frank seeks to increase efficiency, reduce transaction costs and improve consumer access in the nonadmitted property and casualty insurance market (excess and surplus lines) and to reform the regulation of the reinsurance markets. AIG expects that these measures will make Lexington’s operations more streamlined and efficient, although they could lead to greater competition in these markets.

American International Group, Inc. and Subsidiaries
•	Dodd-Frank includes various securities law reforms that may affect AIG’s business practices and the liabilities and/or exposures associated therewith, including:
•	The SEC is required to conduct a study and may impose on registered broker-dealers who provide to retail investors personalized investment advice a new standard of conduct the same as or similar to the overall standard for investment advisers (i.e. a fiduciary standard). The SEC may also require broker-dealers selling proprietary or a limited range of products to make certain disclosures and obtain customer consents or acknowledgements.

•	The SEC and other regulators are required to promulgate regulations requiring the originator of certain asset-backed securities to retain at least 5 percent of the credit risk of securities sold, which may apply to activities of subsidiaries of AIG as part of their funding activities in the future.
     Dodd-Frank imposes various assessments on financial companies, including (as applicable to AIG) ex-post assessments to provide funds necessary to repay any borrowing and to cover the costs of any special resolution of a financial company conducted under Title II (although the regulatory authority would have to take account of the amounts paid by AIG into state guaranty funds). AIG cannot predict the potential effects the new legislation will have on its organizational structure, financial condition or results of operations. However, it is possible that such effect could be materially adverse.
     Foreign governmental actions in response to the recent financial crisis could subject AIG to substantial additional regulation.
     In addition to the adoption of Dodd-Frank in the United States, regulators and lawmakers around the world are actively reviewing the causes of the financial crisis and exploring steps to avoid similar problems in the future. In many respects, this work is being led by the Financial Stability Board (FSB), consisting of representatives of national financial authorities of the G20 nations. The G20 and the FSB have issued a series of papers and recommendations intended to produce significant changes in how financial companies, particularly companies that are members of large and complex financial groups, should be regulated. These proposals address such issues as financial group supervision, capital and solvency standards, systemic economic risk, corporate governance including executive compensation, and a host of related issues associated with responses to the financial crisis. The lawmakers and regulatory authorities in a number of jurisdictions in which AIG’s subsidiaries conduct business have already begun introducing legislative and regulatory changes consistent with G20 and FSB recommendations, including proposals governing consolidated regulation of insurance holdings companies by the Financial Services Agency (FSA) in Japan, proposals governing executive compensation by the financial regulators in Germany (BaFIN) and the United Kingdom (FSA), and proposals to permit U.S.-style class action litigation in the United Kingdom with respect to financial services claims.
     AIG cannot predict whether these actions will become effective or the effect they may have on the financial markets or on AIG’s business, results of operations, cash flows, financial condition and credit ratings.
     For additional information concerning the regulation of AIG and its businesses, see Item 1. Business — Regulation in the 2009 Annual Report on Form 10-K.
Risk Management
     For a complete discussion of AIG’s risk management program, see Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Management in the 2009 Annual Report on Form 10-K.
     The disclosure in this section includes risk exposures to AIA, ALICO, AGF, AIG Star, AIG Edison and Nan Shan, because the sales of these companies had not yet been concluded as of September 30, 2010. Subsequent to these dispositions, AIG’s consolidated exposures, including credit, interest rates, equities and currencies, will be reduced significantly.

American International Group, Inc. and Subsidiaries
Credit Risk Management
     AIG defines its aggregate credit exposures to a counterparty as the sum of its fixed maturities, loans, finance leases, reinsurance recoverables, derivatives (mark-to-market), deposits and letters of credit (both in the case of financial institutions) and the specified credit equivalent exposure to certain insurance products which embody credit risk.
The following table presents AIG’s largest credit exposures as a percentage of Total equity:

			Credit
			Exposure
At September 30, 2010			as a Percentage
Category	Risk Rating(a)		of Total Equity

Investment Grade:
10 largest combined	A-	(b)	123.9	%(c)
Single largest non-sovereign (financial institution)	BBB-		8.3
Single largest corporate	AA		3.3
Single largest sovereign	AAA		30.1
Non-Investment Grade:
Single largest sovereign	BB-		2.1
Single largest non-sovereign	BB		0.8

(a)	Reflects AIG’s internal risk ratings.

(b)	Five of the ten largest credit exposures are to financial institutions and five are to investment-grade rated sovereigns. Based on support from the US Government, the exposure to government-sponsored entities (GSEs) and to mortgage-backed securities guaranteed by the GSEs is included in the US Government total, rather than in financial institutions. None of the top ten is rated lower than BBB- or its equivalent.

(c)	Exposure to the ten largest combined as a percentage of Total equity was 102.8 percent at December 31, 2009.
     AIG monitors its aggregate cross-border exposures by country and regional group of countries. AIG includes in its cross-border exposures both aggregated cross-border credit exposures to unrelated third parties and its cross-border investments in its own international subsidiaries. Nine countries have cross-border exposures in excess of 10 percent of Total equity at September 30, 2010 and December 31, 2009. Based on AIG’s internal risk ratings, as of September 30, 2010, six countries were rated AAA and three were rated AA. The two largest cross-border exposures are to Bermuda and the United Kingdom.
     In addition, AIG reviews and manages its industry concentrations. AIG’s single largest industry credit exposure is to the global financial institutions sector, which includes banks and finance companies, securities firms and insurance and reinsurance companies.

American International Group, Inc. and Subsidiaries
The following table presents AIG’s largest credit exposures to the global financial institution sector as a percentage of Total equity:

	Credit
	Exposure
	as a Percentage
At September 30, 2010	of Total Equity

Industry Category:
Money Center / Global Bank Groups	74.6	%*
European Regional Financial Institutions	12.7
Global Life Insurance Companies	11.9
Global Reinsurance Companies	11.6
Asian Regional Financial Institutions	9.9
Supranational Banks	7.8
Global Securities Companies	6.5
North American Based Regional Financial Institutions	6.5

*	Exposure to Money Center/Global Bank Groups as a percentage of Total equity was 83.9 percent at December 31, 2009.
     AIG’s exposure to its five largest money center/global bank group institutions was 32.0 percent of Total equity at September 30, 2010 compared to 33.5 percent of Total equity at December 31, 2009.
     AIG also has a risk concentration through the investment portfolios of its insurance companies in the U.S. municipal sector. AIG holds approximately $46.7 billion of tax-exempt and taxable securities, $6.0 billion of which are defeased, issued by a wide number of municipal authorities across the U.S. and its territories. A majority of these securities are held in available-for-sale portfolios of AIG’s domestic property-casualty insurance companies. These securities are comprised of the general obligations of states and local governments, revenue bonds issued by these same governments and bonds issued by transportation authorities, universities, state housing finance agencies and hospital systems. The average credit quality of these issuers is A.
     Currently, several states, local governments and other issuers are facing pressures on their budgets from the effects of the recession and have had to cut spending and draw on reserve funds. Consequently, several municipal issuers in AIG’s portfolios have been downgraded one or more notches by the major nationally recognized statistical rating agencies. The most notable of these issuers is the State of California, of which AIG holds approximately $770.8 million of general obligation bonds, $44.9 million of which are defeased. Nevertheless, despite the budget pressures facing the sector, AIG does not expect any significant defaults in portfolio holdings of municipal issuers over the near term.
     AIG has credit exposure to several sovereign governments whose ratings have been downgraded or placed on review in recent months by one or more major rating agencies. The downgrades primarily reflect large government budget deficits and rising government debt to GDP ratios. As of September 30, 2010, AIG had exposure of $1.0 billion to the government of Greece, which has been downgraded to below investment grade by two major rating agencies. At September 30, 2010, AIG’s exposure to certain other European governments, such as Portugal, Ireland, Italy, Spain and Hungary, amounted to $2.1 billion. Four of these five governments have experienced rating downgrades during the first nine months of 2010.
     With the closing of the ALICO sale on November 1, 2010, the exposure to the government of Greece was reduced to zero. With the closing of the ALICO sale and the public offering and related deconsolidation of AIA on October 29, 2010, AIG’s exposure to the other European governments referred to above was reduced to $927 million.
     The Credit Risk Committee (CRC) reviews quarterly concentration reports in all categories listed above as well as credit trends by risk ratings. The CRC may and does adjust limits to provide reasonable assurance that AIG does not incur excessive levels of credit risk and that AIG’s credit risk profile is properly calibrated across business units.

American International Group, Inc. and Subsidiaries
ITEM 3.   Quantitative and Qualitative Disclosures About Market Risk
     Included in Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
ITEM 4.   Controls and Procedures
     In connection with the preparation of this Quarterly Report on Form 10-Q, an evaluation was carried out by AIG’s management, with the participation of AIG’s Chief Executive Officer and Chief Financial Officer, of the effectiveness of AIG’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (Exchange Act)). Disclosure controls and procedures are designed to ensure that information required to be disclosed in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and that such information is accumulated and communicated to management, including the Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosures. Based on that evaluation, AIG’s Chief Executive Officer and Chief Financial Officer have concluded that, as of September 30, 2010, AIG’s disclosure controls and procedures were effective. There has been no change in AIG’s internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that occurred during the quarter ended September 30, 2010 that has materially affected, or is reasonably likely to materially affect, AIG’s internal control over financial reporting.

American International Group, Inc. and Subsidiaries
Part II — OTHER INFORMATION
ITEM 1.     Legal Proceedings
     Included in Note 9(a) to the Consolidated Financial Statements.
ITEM 1A.     Risk Factors
Execution of Recapitalization
The execution of the Recapitalization is subject to various risks and uncertainties.
     The Recapitalization Agreement in Principle entered into by AIG, the Department of the Treasury, the FRBNY and the Trust contemplates the negotiation and execution of definitive agreements relating to a number of transactions involving multiple parties. No assurance can be given that AIG, the FRBNY, the Department of the Treasury and the Trust will be able to agree on definitive documentation or that the transactions set forth in the definitive documentation will be substantially the same as those contemplated by the Recapitalization Agreement in Principle.
     Even if definitive documentation is executed, numerous factors, many of which are outside of AIG’s control, could impair its ability to implement or complete the Recapitalization. In particular, AIG’s ability to effect the Recapitalization will be subject to a number of conditions, including regulatory approvals, third-party approvals and satisfactory rating profiles from rating agencies. The Recapitalization could be adversely affected by, among other things:
•	an inability to complete the asset disposition plan of AIG, including the sales of AIG’s interests in AIG Star and AIG Edison;

•	an inability to secure third-party financing commitments;

•	declines in AIG asset values and deterioration in its businesses; and

•	an inability to obtain necessary regulatory approvals or third-party consents for the proposed transactions.
     No assurance can be given that AIG will be able to meet the conditions to the completion of the Recapitalization or to otherwise successfully implement the Recapitalization.
     The complexity of executing the Recapitalization, combined with the challenges of operating its businesses in the current environment, could place further stress on AIG’s internal controls, increase its costs and divert the attention of its management and employees from their normal duties, all of which may adversely affect AIG’s business, both in terms of operations and ability to focus on and retain customers.
     If AIG is not able to complete the Recapitalization, it is unclear how AIG’s businesses, operations and liquidity will be affected. A failure to complete the Recapitalization could result in, among other things, a reduced level of support from the U.S. government, ratings downgrades and a loss in confidence in AIG by customers. As a result, a failure to complete the Recapitalization could have a material adverse effect on AIG’s businesses, operations and liquidity.
     AIG and its subsidiaries are also parties to various contracts and other agreements that may be affected by a change of control of AIG.
ITEM 6.    Exhibits
See accompanying Exhibit Index.

American International Group, Inc. and Subsidiaries
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
/s/ DAVID L. HERZOG David L. Herzog
Executive Vice President
Chief Financial Officer Principal Financial Officer

/s/ JOSEPH D. COOK
Joseph D. Cook Vice President
Controller Principal Accounting Officer
Dated: November 5, 2010

American International Group, Inc. and Subsidiaries
EXHIBIT INDEX

Exhibit
Number	Description	Location

10.1
Summary of Terms, dated as of September 30, 2010, by and among American International Group, Inc., the United States Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust.
Incorporated by reference to Exhibit 2.1 to AIG’s Current Report on Form 8-K filed with the SEC on September 30, 2010.

10.2	Purchase Agreement, dated as of September 30, 2010, between American International Group, Inc. and Prudential Financial, Inc. (excluding certain exhibits and schedules).	Incorporated by reference to Exhibit 2.1 to AIG’s Current Report on Form 8-K filed with the SEC on October 4, 2010.

10.3
Settlement Term Sheet, dated July 1, 2010 with respect to the proposed settlement of the litigation titled In re AIG Securities Litigation. (portions of the exhibit have been redacted pursuant to a request for confidential treatment.)
Filed herewith.

11	Statement re computation of per share earnings	Included in Note 10 to the Consolidated Financial Statements.

12	Computation of ratios of earnings to fixed charges and preferred stock dividends	Filed herewith.

31	Rule 13a-14(a)/15d-14(a) Certifications	Filed herewith.

32	Section 1350 Certifications	Filed herewith.

101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheet as of September 30, 2010 and December 31, 2009, (ii) the Consolidated Statement of Income (Loss) for the three and nine months ended September 30, 2010 and 2009, (iii) the Consolidated Statement of Equity for the nine months ended September 30, 2010, (iv) the Consolidated Statement of Cash Flows for the nine months ended September 30, 2010 and 2009, (v) the Consolidated Statement of Comprehensive Income (Loss) for the three and nine months ended September 30, 2010 and 2009 and (vi) the Notes to the Consolidated Financial Statements, tagged as blocks of text.*
Filed herewith.

*	As provided in Rule 406T of Regulation S-T, this information is furnished and not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934.

American International Group, Inc. and Subsidiaries
Exhibit 12
Computation of Ratios of Earnings to Fixed Charges

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in millions, except ratios)	2010	2009	2010	2009

Earnings:
Pre-tax income (loss)(a):	$419	$(511)	$3,791	$(6,130)
Add – Fixed charges	2,780	2,793	7,178	8,964

Adjusted Pre-tax income	$3,199	$2,282	$10,969	$2,834

Fixed charges:
Interest expense	$2,490	$2,434	$6,301	$7,807
Portion of rent expense representing interest	50	87	150	261
Interest credited to policy and contract holders	240	272	727	896

Total fixed charges	$2,780	$2,793	$7,178	$8,964

Preferred stock dividend requirements	$-	$-	$-	$1,204
Total fixed charges and preferred stock dividend requirements	$2,780	$2,793	$7,178	$10,168
Total fixed charges, excluding interest credited to policy and contract holders	$2,540	$2,521	$6,451	$8,068

Ratio of earnings to fixed charges:
Ratio	1.15	n/a	1.53	n/a
Coverage deficiency	n/a	$(511)	n/a	$(6,130)

Ratio of earnings to fixed charges and preferred stock dividends:
Ratio	1.15	n/a	1.53	n/a
Coverage deficiency	n/a	$(511)	n/a	$(7,334)

Ratio of earnings to fixed charges, excluding interest credited to policy and contract holders(b):
Ratio	1.26	n/a	1.70	n/a
Coverage deficiency	n/a	$(239)	n/a	$(5,234)

(a)	From continuing operations, excluding undistributed earnings (loss) from equity method investments and capitalized interest.

(b)	The Ratio of earnings to fixed charges excluding interest credited to policy and contract holders removes interest credited to guaranteed investment contract (GIC) policyholders and guaranteed investment agreement (GIA) contract holders. Such interest expenses are also removed from earnings used in this calculation. GICs and GIAs are entered into by AIG’s insurance subsidiaries, principally SunAmerica Life Insurance Company, and Direct Investment business. The proceeds from GICs and GIAs are invested in a diversified portfolio of securities, primarily investment grade bonds. The assets acquired yield rates greater than the rates on the related policyholders obligation or contract, with the intent of earning a profit from the spread.

American International Group, Inc. and Subsidiaries
Exhibit 31
CERTIFICATIONS
I, Robert H. Benmosche, certify that:
     1. I have reviewed this Quarterly Report on Form 10-Q of American International Group, Inc.;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
     4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     (c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
     5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
Date: November 5, 2010

/s/ Robert H. Benmosche
Robert H. Benmosche
President and Chief Executive Officer

American International Group, Inc. and Subsidiaries
CERTIFICATIONS
I, David L. Herzog, certify that:
     1. I have reviewed this Quarterly Report on Form 10-Q of American International Group, Inc.;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
     4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     (c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
     5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
Date: November 5, 2010

/s/ David L. Herzog
David L. Herzog
Executive Vice President and Chief Financial Officer

American International Group, Inc. and Subsidiaries
Exhibit 32
CERTIFICATION
     In connection with this Quarterly Report on Form 10-Q of American International Group, Inc. (the “Company”) for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert H. Benmosche, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 5, 2010

/s/ Robert H. Benmosche
Robert H. Benmosche
President and Chief Executive Officer
     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

American International Group, Inc. and Subsidiaries
CERTIFICATION
     In connection with this Quarterly Report on Form 10-Q of American International Group, Inc. (the “Company”) for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David L. Herzog, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 5, 2010

/s/ David L. Herzog
David L. Herzog
Executive Vice President and Chief Financial Officer
     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Annex 3

Current Report on Form 8-K filed on November 5, 2010 (SEC Accession No. 0001047469-10-009326)
(certain exhibits omitted)

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2010
Commission file number 1-8787

American International Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	13-2592361
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

180 Maiden Lane, New York, New York	10038
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 770-7000

Former name, former address and former fiscal year, if changed since last report:
70 Pine Street, New York, NY 10270

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

American International Group, Inc., and Subsidiaries

Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	4

SIGNATURE	5

EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-101*

*	As provided in Rule 406T of Regulation S-T, this information is furnished and not filed or part of a registration statement or prospectus for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

2

American International Group, Inc., and Subsidiaries
Item 8.01 Other Events
     American International Group, Inc. (AIG) is filing this Current Report on Form 8-K (Form 8-K) to update AIG’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended by Amendment No. 1 on Form 10-K/A filed on March 31, 2010 (2009 Annual Report on Form 10-K) for the following:
•	presentation of American Life Insurance Company (ALICO), American General Finance Inc. (AGF), AIG Star Life Insurance Co., Ltd. (AIG Star) and AIG Edison Life Insurance Company (AIG Edison) as discontinued operations;

•	allocations of interest expense, including the periodic amortization of a prepaid commitment fee asset, to discontinued operations; and

•	the realignment of AIG’s financial reporting structure to reflect the change in segment presentation consistent with how management currently views and manages its businesses
     This update is consistent with the presentation of continuing and discontinued operations as well as segment reporting included in AIG’s Form 10-Q for the quarter ended September 30, 2010 (the Third Quarter Form 10-Q), which included ALICO, Nan Shan, AGF, AIG Star and AIG Edison as discontinued operations. ALICO and Nan Shan were initially presented as held for sale on the Consolidated Balance Sheet at March 31, 2010 and December 31, 2009, respectively. The assets and liabilities of AGF, AIG Star and AIG Edison were presented as held for sale commencing with the Third Quarter Form 10-Q. In August 2010, regulatory authorities declined to approve the sale of Nan Shan. However, AIG is pursuing other opportunities to divest Nan Shan and believes it will complete a sale within twelve months. Therefore, AIG continues to classify Nan Shan as held for sale and as a discontinued operation.
     In accordance with the terms of a credit facility (FRBNY Credit Facility) provided by The Federal Reserve Bank of New York (FRBNY) under the Credit Agreement dated as of September 22, 2008 (as amended, the Credit Agreement) between AIG and the FRBNY, net proceeds from dispositions, after taking into account taxes and transaction expenses, to the extent such proceeds do not represent capital of AIG’s insurance subsidiaries required for regulatory or ratings purposes, are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments unless otherwise agreed with the FRBNY. As a result of restructuring activities with respect to Nan Shan’s immediate parent in the second quarter of 2010, the net proceeds from the anticipated sale of Nan Shan will no longer be required for ratings or regulatory purposes with respect to AIG’s insurance company subsidiaries. Therefore, it is anticipated that a mandatory prepayment from net proceeds from the sale of Nan Shan will be required upon closing.
     The mandatory prepayments on the FRBNY Credit Facility will reduce the amount available to be borrowed by the same amount as the prepayments. In conjunction with anticipated prepayments from net proceeds from the sales of AGF, AIG Star, AIG Edison and Nan Shan, interest expense allocations, including periodic amortization of the prepaid commitment fee asset, are included in Income (loss) from discontinued operations in the Consolidated Statement of Income for the years ended December 31, 2009 and 2008 in this Form 8-K.
     On September 30, 2010, AIG entered into an agreement in principle with the United States Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury for a recapitalization transaction, including the repayment of all amounts owed under the FRBNY Credit Facility. See Note 24 to the Consolidated Financial Statements included herein in this Form 8-K for further discussion.
     Exhibits filed with this Form 8-K and incorporated in this Item 8.01 by reference revise the following sections in the 2009 Annual Report on Form 10-K for all applicable periods presented:
•	Exhibit 99.1 Item 6. Selected Financial Data;

•	Exhibit 99.2 Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Exhibit 99.3 Item 8. Financial Statements and Supplementary Data, and Item 15, Financial Statement Schedules
     With respect to the recast of historical financial statements in this Form 8-K, the changes noted above affect only the manner in which certain financial information was previously reported and do not restate or revise AIG’s net income (loss) attributable to AIG in any previously reported financial statements. Except for matters noted above affecting changes in presentation, no other information in the 2009 Annual Report on Form 10-K is being updated for events or developments that occurred subsequent to the filing of the 2009 Annual Report on Form 10-K on February 26, 2010.
     This document supersedes the information included in the Form 8-K filed on August 6, 2010. Information contained in Exhibits 99.1 and 99.2 should be read in conjunction with and as a supplement to information contained in the 2009 Annual Report on Form 10-K. For significant developments since the filing of the 2009 Annual Report on Form 10-K, please see AIG’s subsequent 2010 Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings.

3

American International Group, Inc., and Subsidiaries
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number

99.1	Selected Financial Data updated to present ALICO, AGF, AIG Star and AIG Edison as discontinued operations and interest expense allocations to discontinued operations related to anticipated mandatory prepayments from net proceeds from the expected sales of AGF, AIG Star, AIG Edison and Nan Shan.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations updated to present ALICO, AGF, AIG Star and AIG Edison as discontinued operations, interest expense allocations to discontinued operations related to anticipated mandatory prepayments from net proceeds on the expected sales of AGF, AIG Star, AIG Edison and Nan Shan and the realignment of AIG’s financial reporting structure to reflect the change in segment presentation consistent with how management currently views and manages its businesses.

99.3	Financial Statements and Supplementary Data updated to reflect ALICO, AGF, AIG Star and AIG Edison as discontinued operations, interest expense allocations to discontinued operations related to anticipated mandatory prepayments from net proceeds from the expected sales of AGF, AIG Star, AIG Edison and Nan Shan, realignment of AIG’s financial reporting structure to reflect the change in segment presentation consistent with how management currently views and manages its businesses and the related Report of Independent Registered Public Accounting Firm. Financial Statement Schedules updated to reflect ALICO, AGF, AIG Star and AIG Edison as discontinued operations, as applicable.

99.4	Ratio of Earnings to Fixed Charges updated to present ALICO, AGF, AIG Star and AIG Edison as discontinued operations.

99.5	Consent of PricewaterhouseCoopers LLP.

101	Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheet as of December 31, 2009 and December 31, 2008, (ii) the Consolidated Statement of Income (Loss) for the three years ended December 31, 2009, (iii) the Consolidated Statement of Shareholders’ Equity for the three years ended December 31, 2009, (iv) the Consolidated Statement of Cash Flows for the three years ended December 31, 2009, (v) the Consolidated Statement of Comprehensive Income (Loss) for the three years ended December 31, 2009 and (vi) the Notes to the Consolidated Financial Statements, tagged as blocks of text.*

*	As provided in Rule 406T of Regulation S-T, this information is furnished and not filed or part of a registration statement or prospectus for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

4

American International Group, Inc., and Subsidiaries
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

/s/ KATHLEEN E. SHANNON Kathleen E. Shannon
Senior Vice President
and Deputy General Counsel
Dated: November 5, 2010

5

American International Group, Inc., and Subsidiaries
Exhibit 99.1
Item 6. Selected Financial Data
The following selected financial data reflects changes described in Item 8.01 of this Current Report on Form 8-K, and should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Consolidated Financial Statements and accompanying notes included elsewhere herein.

Years Ended December 31, (in millions, except per share data)	2009(a)	2008(a)	2007(a)	2006(a)	2005(a)

Revenues(b):
Premiums and other considerations	$51,239	$63,137	$61,581	$57,861	$54,538
Net investment income	18,987	10,453	23,933	22,303	19,020
Net realized capital gains (losses)	(5,210)	(46,794)	(3,248)	(324)	245
Unrealized market valuation gains (losses) on Capital Markets super senior credit default swap portfolio	1,418	(28,602)	(11,472)	—	—
Other income	9,214	(4,769)	11,013	6,580	9,239
Total revenues	75,648	(6,575)	81,807	86,420	83,042
Benefits, claims and expenses:
Policyholder benefits and claims incurred	50,015	51,036	50,928	47,220	50,622
Policy acquisition and other insurance expenses(c)	15,864	20,833	15,644	15,404	14,226
Interest expense(d)	13,701	15,379	3,483	2,476	1,678
Restructuring expenses and related asset impairment and other expenses	1,149	771	—	—	—
Net loss on sale of divested businesses	1,271	—	—	—	—
Other expenses(c)	7,418	8,101	7,018	5,011	5,799
Total benefits, claims and expenses	89,418	96,120	77,073	70,111	72,325
Income (loss) from continuing operations before income tax expense (benefit) and cumulative effect of change in accounting principles(b)(e)(f)	(13,770)	(102,695)	4,734	16,309	10,717
Income tax expense (benefit)(g)	(1,489)	(9,683)	125	4,708	2,799
Income (loss) from continuing operations before cumulative effect of change in accounting principles	(12,281)	(93,012)	4,609	11,601	7,918
Income (loss) from discontinued operations, net of tax	(32)	(7,375)	2,879	3,549	3,037
Net income (loss)	(12,313)	(100,387)	7,488	15,150	10,955
Net income (loss) attributable to AIG	(10,949)	(99,289)	6,200	14,048	10,477

Earnings per common share attributable to AIG:
Basic
Income (loss) from continuing operations before cumulative effect of change in accounting principles	(89.72)	(701.73)	26.32	81.16	57.93
Income (loss) from discontinued operations	(0.76)	(55.12)	21.66	26.31	22.76
Cumulative effect of change in accounting principles, net of tax	—	—	—	0.26	—
Net income (loss) attributable to AIG	(90.48)	(756.85)	47.98	107.73	80.69
Diluted
Income (loss) before cumulative effect of change in accounting principles	(89.72)	(701.73)	26.18	80.76	57.36
Income (loss) from discontinued operations	(0.76)	(55.12)	21.55	26.16	22.50
Cumulative effect of change in accounting principles, net of tax	—	—	—	0.26	—
Net income (loss) attributable to AIG	(90.48)	(756.85)	47.73	107.18	79.86
Dividends declared per common share	—	8.40	15.40	13.00	12.60

Year-end balance sheet data:
Total investments	601,165	636,912	829,468	767,812	665,166
Total assets	847,585	860,418	1,048,361	979,414	851,847
Commercial paper and other short-term debt(h)	4,739	15,718	13,114	13,028	9,208
Long-term debt(i)	136,733	177,485	162,935	135,650	100,641
Total AIG shareholders’ equity	69,824	52,710	95,801	101,677	86,317
Total equity	$98,076	$60,805	$104,273	$107,037	$90,076

American International Group, Inc., and Subsidiaries

(a)	Certain reclassifications have been made to prior period amounts to conform to the current period presentation. See Note 1 to the Consolidated Financial Statements.

(b)	In 2009, 2008, 2007, 2006 and 2005, includes other-than-temporary impairment charges on investments of $6.7 billion, $41.9 billion, $4.2 billion, $885 million, and $557 million, respectively. Also 2009, 2008, 2007, 2006 and 2005 results include gains (losses) from hedging activities that did not qualify for hedge accounting treatment, including the related foreign exchange gains and losses, of $1.2 billion, $(3.6) billion, $(1.4) billion, $(1.9) billion, and $2.4 billion, respectively, in revenues and in income from continuing operations before income tax expense. These amounts result primarily from interest rate and foreign currency derivatives that are effective economic hedges of investments and borrowings.

(c)	Includes goodwill impairment charges of $81 million and $3.3 billion, respectively, in Policy acquisition and other insurance expenses and $612 million and $450 million, respectively, in Other expenses for 2009 and 2008.

(d)	In 2009 and 2008, includes $9.8 billion and $11.0 billion, respectively, of interest expense on the FRBNY Credit Facility which was comprised of $8.0 billion and $9.1 billion, respectively, of amortization on the prepaid commitment fee asset associated with the FRBNY Credit Facility and $1.7 billion and $1.9 billion, respectively, of accrued compounding interest.

(e)	Includes catastrophe-related losses of $53 million in 2009, $1.8 billion in 2008, $276 million in 2007 and $3.28 billion in 2005.

(f)	Reduced by fourth quarter charges of $2.3 billion in 2009 and $1.8 billion in 2005 related to the annual review of General Insurance loss and loss adjustment reserves. In 2006 and 2005, includes charges related to changes in estimates for asbestos and environmental reserves of $198 million and $873 million, respectively.

(g)	In 2008, includes a $19.9 billion valuation allowance to reduce AIG’s deferred tax asset to an amount AIG believes is more likely than not to be realized, and a $3.7 billion deferred tax expense attributable to the potential sales of foreign businesses. In 2009, includes a $2.9 billion valuation allowance to reduce AIG’s deferred tax asset to an amount AIG believes is more likely than not to be realized.

(h)	Includes borrowings of $2.7 billion and $2.0 billion for AIGFP (through Curzon Funding LLC, for AIGFP asset-backed commercial paper conduit) and AIG Funding, Inc. (AIG Funding) respectively, under the CPFF at December 31, 2009 and $6.8 billion, $6.6 billion and $1.7 billion (through Curzon Funding LLC), AIG Funding and ILFC, respectively, at December 31, 2008.

(i)	Includes that portion of long-term debt maturing in less than one year. See Note 14 to the Consolidated Financial Statements.
     See Note 1(y) to the Consolidated Financial Statements for effects of adopting new accounting standards.

2

American International Group, Inc., and Subsidiaries
Exhibit 99.2
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
     The information contained herein updates selected sections of Management’s Discussion and Analysis of Financial Condition and Results of Operations as previously presented in Item 7 of Part II of AIG’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended by Amendment No. 1 on Form 10-K/A filed on March 31, 2010 (2009 Annual Report on Form 10-K). As more fully described in Item 8.01 of this Current Report on Form 8-K, sections of the 2009 Annual Report on Form 10-K are being updated to reflect:
(1) the presentation of historical results for American General Finance Inc. (AGF), AIG Star Life Insurance Co., Ltd. (AIG Star), AIG Edison Life Insurance Company (AIG Edison) and American Life Insurance Co. (ALICO) as discontinued operations;
(2) interest expense allocations to discontinued operations related to anticipated mandatory prepayments on the Federal Reserve Bank of New York (FRBNY) credit facility provided by the FRBNY under the Credit Agreement dated as of September 22, 2008 (as amended, the Credit Agreement) between AIG and the FRBNY from net proceeds from the expected sales of AGF, AIG Star, AIG Edison and Nan Shan; and
(3) the realignment of AIG’s financial reporting structure to reflect the change in segment presentation consistent with how management currently views and manages its businesses.
     The sections of Management’s Discussion and Analysis of Financial Condition and Results of Operations as previously presented in Item 7 of Part II of the 2009 Annual Report on Form 10-K that are being updated are as follows:
•	2009 Financial Overview

•	Results of Operations
•	Consolidated Results

•	Segment Results
•	Investments — Other-than-temporary Impairments
     Sections of the 2009 Annual Report on Form 10-K that are unchanged or not materially affected by the reclassification of AGF’s, AIG Star’s, AIG Edison’s and ALICO’s historical results to discontinued operations, interest expense allocations to discontinued operations or the realignment of AIG’s segment financial reporting structure are not included herein.
2009 Financial Overview
     Global financial markets continued their recovery in the second half of 2009, as investors returned to equity and bond markets. This optimism, not yet accompanied by a robust economic recovery, produced a strong rally in bond, equity and commodity markets. Cash accumulated by investors in 2008 and early 2009 continued to flow out of short-term money market accounts and into higher yielding assets, creating investment demand in excess of available new supply in many sectors. While securitized mortgage products participated to a degree in the rally, particularly in desirable tranches of well-collateralized transactions, the commercial mortgage and equity real estate sectors continue to lag.
     The improved market environment noted above contributed to the substantial reduction in the loss from continuing operations before income taxes, which declined to $13.8 billion in 2009 compared to $102.7 billion in 2008. The following significant drivers also contributed to this improvement:
•	the 2008 period included non-credit impairments (i.e., severity losses) throughout the year that are no longer required for fixed maturity securities due to the adoption of the new other-than-temporary impairments accounting standard commencing in the second quarter of 2009. Additionally, other-than-temporary impairments declined from the 2008 period due to improved market conditions. See Note 6 to the Consolidated Financial Statements; and Investments — Other-Than-Temporary Impairments;

American International Group, Inc., and Subsidiaries
•	unrealized market valuation gains of $1.4 billion in 2009 related to Capital Markets’ super senior credit default swap portfolio compared to unrealized market valuation losses of $28.6 billion in 2008 due to the substantial decline in outstanding net notional amount resulting from the termination of contracts in the fourth quarter of 2008 associated with the Maiden Lane III transaction (ML III) as well as the narrowing of corporate credit spreads. See Note 6 to the Consolidated Financial Statements; and

•	a $3.1 billion decline in goodwill impairment charges.
     Additionally, the net loss in 2009 decreased due to $23.6 billion of deferred tax expense recorded in 2008 associated with the potential sales of foreign businesses and valuation allowances.
Fourth Quarter 2009 Net Loss
     AIG incurred a net loss attributable to AIG of $8.9 billion during the fourth quarter of 2009. This loss resulted primarily from the following:
•	total FRBNY interest and amortization expense of $6.2 billion ($4.0 billion after tax), including accelerated amortization of $5.2 billion ($3.4 billion after tax) in connection with the $25 billion reduction in outstanding balance and maximum lending commitment under the FRBNY Credit Facility as a result of the issuance of preferred interests;

•	a loss recognized on the expected sale of Nan Shan of $2.8 billion ($1.5 billion after tax), reported in discontinued operations;

•	increases in Commercial Insurance loss reserves on certain long-tail casualty classes of business totaling $2.3 billion ($1.5 billion net of tax); and

•	a valuation allowance change of $2.7 billion for tax benefits not presently recognizable, including those shown above.
Results of Operations
     AIG reports the results of its operations through four reportable segments: General Insurance, Domestic Life Insurance & Retirement Services, Foreign Life Insurance & Retirement Services and Financial Services. AIG evaluates performance based on pre-tax income (loss), excluding results from discontinued operations and net gains (losses) on sales of divested businesses because AIG believes that this provides more meaningful information on how its operations are performing. Through these reportable segments, AIG provides insurance, financial and investment products and services to both businesses and individuals in more than 130 countries and jurisdictions. AIG’s Other operations category consists of business and items not allocated to AIG’s reportable segments.
     AIG’s subsidiaries serve commercial, institutional and individual customers through an extensive property-casualty and life insurance and retirement services network. AIG’s Financial Services businesses include commercial aircraft and equipment leasing and capital markets operations, both in the United States and abroad. AIG also provides asset management services to institutions and individuals.
Discontinued Operations
2010 Divestiture Agreements
     In the third quarter of 2010, AIG entered into definitive agreements to sell 80 percent of AGF for $125 million and AIG Star and AIG Edison, AIG’s Japan-based insurance subsidiaries, for total consideration of $4.8 billion, less the principal balance of certain outstanding debt owed by AIG Star and AIG Edison as of the closing date. As of September 30, 2010, the outstanding principal balance of the debt approximated $0.6 billion. AIG Star and AIG Edison were reclassified to discontinued operations. AIG will retain economic interests of 20 percent in the remaining AGF business and 16 percent of the voting rights. Based on other provisions of the sale, including lack of voting board representation, AIG will not have significant influence and therefore will carry AGF as a cost method investment. AGF has been reclassified as a discontinued operation as AIG is expected to have limited continuing involvement with

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American International Group, Inc., and Subsidiaries
AGF’s operations. These transactions are expected to close by the end of the first quarter of 2011, subject to regulatory approvals and customary closing conditions.
     In the first quarter of 2010, AIG and ALICO Holdings LLC (ALICO SPV), a special purpose vehicle formed by AIG, entered into a definitive agreement with MetLife, Inc. (MetLife) for the sale of ALICO by ALICO SPV to MetLife, and the sale of Delaware American Life Insurance Company by AIG to MetLife, for consideration then-valued at approximately $15.5 billion, consisting of $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010.
     On the closing date, as consideration for the ALICO Sale, ALICO SPV received net cash consideration of $7.2 billion (which included an upward price adjustment of approximately $400 million pursuant to the terms of the ALICO stock purchase agreement), 78,239,712 shares of MetLife common stock, 6,857,000 shares of newly issued participating preferred stock convertible into 68,570,000 shares of MetLife common stock upon the approval of MetLife shareholders, and 40,000,000 equity units of MetLife with an aggregate stated value of $3.0 billion. AIG intends to monetize these MetLife securities over time, subject to market conditions, following the lapse of agreed-upon minimum holding periods which is expected to be utilized to repay the FRBNY or the United States Department of the Treasury (Department of the Treasury) as part of the Recapitalization Plan discussed in Note 24 to the Consolidated Financial Statements included in this Form 8-K.
     AIG Star, AIG Edison and ALICO were part of the Foreign Life Insurance & Retirement Services segment. AIG Star and AIG Edison are based in Japan, while ALICO is principally based in Japan, as well as in other international locations outside of Asia. AGF was part of the Financial Services segment and based principally in the United States. In accordance with the accounting standard addressing the accounting for the impairment or disposal of long-lived assets, the consolidated results that follow have been updated to present the results of AIG Star, AIG Edison, ALICO and AGF as discontinued operations.
2009 Divestiture Agreement
     In the fourth quarter of 2009, AIG entered into an agreement to sell its 97.57 percent share of Nan Shan for approximately $2.15 billion. On August 31, 2010, the Taiwan Financial Supervisory Commission blocked the sale of Nan Shan to the purchasers. Although the sale was blocked by regulatory authorities in Taiwan due to concerns about the potential buyers, AIG is pursuing other opportunities to divest Nan Shan and believes it will complete the sale of Nan Shan within twelve months. Therefore, AIG continues to classify Nan Shan as held for sale and a discontinued operation. This is based on management’s expressed intent to exit the life insurance market in Taiwan.
Interest Allocations
     In accordance with the terms of the FRBNY Credit Facility, net proceeds from dispositions, after taking into account taxes and transaction expenses, to the extent such proceeds do not represent capital of AIG’s insurance subsidiaries required for regulatory or ratings purposes, are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments unless otherwise agreed with the FRBNY. Mandatory prepayments will reduce the amount available to be borrowed under the FRBNY Credit Facility by the same amount as the prepayment. In conjunction with anticipated prepayments, allocations of interest expense, including periodic amortization of the prepaid commitment fee asset, are included in Income (loss) from discontinued operations, net of income tax expense (benefit), in the table below.
     The interest expense allocated to discontinued operations is based on the anticipated net proceeds from the sales of AGF, AIG Star, AIG Edison and Nan Shan multiplied by the daily interest rate on the FRBNY Credit Facility for each respective period. The periodic amortization of the prepaid commitment fee allocated to discontinued operations was determined based on the ratio of funds committed to repay the FRBNY Credit Facility to the total available amount under the FRBNY Credit Facility.
     Proceeds from the sale of ALICO will be used to reduce the liquidation preference of a portion of the preferred interests owned by the FRBNY in the special purpose vehicle holding ALICO. Hence, no interest allocation to discontinued operations was required.

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American International Group, Inc., and Subsidiaries
     See Note 4 to the Consolidated Financial Statements included in this Form 8-K for further discussion on the use of proceeds from the sale of ALICO.
Consolidated Results
The following table presents AIG’s consolidated results of operations:

Years Ended
December 31,				Percentage Increase/(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Revenues:
Premiums and other considerations	$51,239	$63,137	$61,581	(19)%	3%
Net investment income	18,987	10,453	23,933	82	(56)
Net realized capital losses	(5,210)	(46,794)	(3,248)	—	—
Unrealized market valuation gains (losses) on Capital Markets super senior credit default swap portfolio	1,418	(28,602)	(11,472)	—	—
Other income (loss)	9,214	(4,769)	11,013	—	—

Total revenues	75,648	(6,575)	81,807	—	—

Benefits, claims and expenses:
Policyholder benefits and claims incurred	50,015	51,036	50,928	(2)	—
Policy acquisition and other insurance expenses	15,864	20,833	15,644	(24)	33
Interest expense	13,701	15,379	3,483	(11)	342
Restructuring expenses and related asset impairment and other expenses	1,149	771	—	49	—
Net loss on sale of divested businesses	1,271	—	—	—	—
Other expenses	7,418	8,101	7,018	(8)	15

Total benefits, claims and expenses	89,418	96,120	77,073	(7)	25

Income (loss) from continuing operations before income tax expense (benefit)	(13,770)	(102,695)	4,734	—	—
Income tax expense (benefit)	(1,489)	(9,683)	125	—	—

Income (loss) from continuing operations	(12,281)	(93,012)	4,609	—	—
Income (loss) from discontinued operations, net of income tax expense (benefit)	(32)	(7,375)	2,879

Net income (loss)	(12,313)	(100,387)	7,488	—	—
Less:
Income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	—	—	—	—
Other	(1,576)	(984)	1,209	—	—

Total Income (loss) from continuing operations attributable to noncontrolling interests	(1,436)	(984)	1,209	—	—
Income (loss) from discontinued operations attributable to noncontrolling interests	72	(114)	79	—	—

Total net income (loss) attributable to non-controlling interests	(1,364)	(1,098)	1,288	—	—

Net income (loss) attributable to AIG	$(10,949)	$(99,289)	$6,200	—%	—%

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American International Group, Inc., and Subsidiaries
Premiums and Other Considerations
2009 and 2008 Comparison
     Premiums and other considerations decreased in 2009 compared to 2008 primarily due to:
•	a reduction of $5.4 billion in 2009 due to dispositions that did not meet the criteria for discontinued operations accounting. These were primarily related to the sales of HSB Group, Inc. (HSB), 21st Century and AIG Life Canada in 2009 and the deconsolidation of Transatlantic in 2009;

•	a decline in Commercial Insurance net premiums written due to reductions in workers’ compensation, construction, real estate and transportation lines of business;

•	a decrease in Foreign General Insurance due to the negative effect of foreign exchange;

•	a decrease in Domestic Life Insurance premiums, primarily due to lower payout annuities and the sale of AIG Life Canada; and

•	a decrease in Foreign Life Insurance & Retirement Services primarily due to generally weak economic conditions and lower fee income related to investment-linked products.
2008 and 2007 Comparison
     Premiums and other considerations increased in 2008 compared to 2007 primarily due to:
•	growth in Foreign Life Insurance & Retirement Services resulting from increased production and favorable foreign exchange rates;

•	an increase in Foreign General Insurance due to growth in commercial and consumer lines driven by new business from both established and new distribution channels, a decrease in the use of reinsurance and favorable foreign exchange rates; and

•	growth in Domestic Life Insurance due to an increase in sales of payout annuities sales and growth in life insurance business in force.
     These increases were partially offset by a decline in Commercial Insurance premiums primarily from lower U.S. workers’ compensation premiums attributable to declining rates, lower employment levels and increased competition, as well as a decline in other casualty lines of business.

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American International Group, Inc., and Subsidiaries
Net Investment Income
The following table summarizes the components of consolidated Net investment income:

				Percentage Increase/
	Years Ended December 31,			(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Fixed maturities, including short-term investments	$14,539	$16,326	$17,177	(11)%	(5)%
Maiden Lane interests	391	(1,112)	—	—	—
Equity securities	372	361	378	3	(4)
Interest on mortgage and other loans	454	505	561	(10)	(10)
Partnerships	4	(2,084)	3,320	—	—
Mutual funds	315	(799)	452	—	—
Real estate	1,032	1,031	961	—	7
Other investments	392	522	573	(25)	(9)

Total investment income before policyholder income and trading gains (losses)	17,499	14,750	23,422	19	(37)
Policyholder investment income and trading gains (losses)	2,305	(3,504)	1,381	—	—

Total investment income	19,804	11,246	24,803	76	(55)
Investment expenses	817	793	870	3	(9)

Net investment income	$18,987	$10,453	$23,933	82%	(56)%

2009 and 2008 Comparison
     Net investment income increased in 2009 compared to 2008 primarily due to:
•	increased policyholder investment income and trading gains and losses for Foreign Life Insurance & Retirement Services (together, policyholder trading gains (losses)), compared to 2008. Policyholder trading losses are offset by a change in Policyholder benefits and claims incurred and generally reflect the trends in equity markets, principally in Asia;

•	gains associated with the change in fair value of AIG’s investment in ML III of $419 million in 2009 resulting from improvements in valuation, primarily resulting from the shortening of the weighted average life from 10.9 years to 9.6 years, and the narrowing of credit spreads by approximately 100 basis points. Adversely affecting the fair value is the decrease in cash flows primarily due to an increase in projected credit losses in the underlying collateral securities; and

•	income from mutual fund investments in 2009 compared to losses in 2008 and a decrease in partnership losses in 2009, in each case reflecting stronger market conditions in 2009 than in 2008.
     These increases were partially offset by:
•	lower levels of invested assets, including the effect of divested businesses, in 2009 compared to 2008; and

•	lower returns as a result of increased levels of short-term investments that were held for liquidity purposes.
2008 and 2007 Comparison
     Net investment income decreased in 2008 compared to 2007 due to:
•	losses from partnership and mutual fund investments reflecting significantly weaker market conditions in 2008 than in 2007;

•	policyholder trading losses for Foreign Life Insurance & Retirement Services in 2008 compared to policyholder trading gains in 2007, reflecting equity market declines;

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American International Group, Inc., and Subsidiaries
•	losses related to AIG’s economic interest in ML II and investment in ML III of approximately $1.1 billion in 2008; and

•	the effect of increased levels of short-term investments, for liquidity purposes.
Net Realized Capital Gains (Losses)

	Years Ended December 31,
(in millions)	2009	2008	2007

Sales of fixed maturity securities	$849	$(4,906)	$(278)
Sales of equity securities	303	158	883
Sales of real estate and loans	(18)	136	138
Other-than-temporary impairments:
Severity	(1,510)	(23,213)	(1,431)
Change in intent	(958)	(10,806)	(825)
Foreign currency declines	(112)	(1,356)	(399)
Issuer-specific credit events	(3,979)	(4,874)	(471)
Adverse projected cash flows on structured securities	(137)	(1,618)	(443)
Provision for loan losses	(614)	—	—
Foreign exchange transactions	(616)	2,028	(911)
Derivative instruments	1,724	(3,313)	26
Other	(142)	970	463

Total	$(5,210)	$(46,794)	$(3,248)

2009 and 2008 Comparison
     Net realized capital losses decreased in 2009 compared to 2008 primarily due to the following:
•	the 2008 period included non-credit impairments (i.e. severity losses) throughout the year that are no longer required for fixed maturity securities due to the adoption of the new other-than-temporary impairments accounting standard commencing in the second quarter of 2009. Additionally, other-than-temporary impairments declined from the 2008 period due to improved market conditions. See Note 6 to the Consolidated Financial Statements; and Investments — Other-Than-Temporary Impairments.

•	gains on sales of fixed maturity securities in 2009 compared to losses in 2008 reflecting improvement in the credit markets.

•	gains on derivative instruments not qualifying for hedge accounting treatment in 2009 compared to losses in 2008 resulting from weakening of the U.S. dollar.
     Partially offsetting the above items were losses on sales of real estate and other assets in 2009. Additionally, Net realized capital losses includes foreign exchange translation losses in 2009 compared to gains in 2008 primarily resulting from the weakening of the U.S. dollar.
2008 and 2007 Comparison
     Net realized capital losses increased in 2008 compared to 2007 primarily due to an increase in other-than-temporary impairment charges. The increase in other-than-temporary impairment charges included the following significant items:
•	an increase in severity losses primarily related to certain RMBS, other structured securities and securities of financial institutions due to rapid and severe market valuation declines where the impairment period was not deemed temporary;

•	losses related to the change in AIG’s intent and ability to hold to recovery certain securities, primarily those held as collateral in the securities lending program;

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American International Group, Inc., and Subsidiaries
•	issuer-specific credit events, including charges associated with investments in financial institutions; and

•	adverse projected cash flows on certain impaired structured securities.
     These other-than-temporary impairment charges were partially offset by the favorable effect of foreign exchange translation due to strengthening of the U.S. dollar. See Investments — Other-Than-Temporary Impairments.
     During the fourth quarter of 2008, certain AIG securities lending transactions met the requirements of sale accounting because collateral received was insufficient to fund substantially all of the cost of purchasing replacement assets for the securities lent to various counterparties. Accordingly, AIG recognized a loss of $2.4 billion on deemed sales of these securities. Also, Net realized capital losses in 2008 included a loss of $2.3 billion, incurred in the fourth quarter of 2008, on RMBS prior to their purchase by ML II. See Note 6 to the Consolidated Financial Statements.
Unrealized Market Valuation Gains (Losses) on Capital Market’s Super Senior Credit Default Swap Portfolio
2009 and 2008 Comparison
     Capital Markets reported unrealized market valuation gains related to its super senior credit default swap portfolio of $1.4 billion in 2009 and unrealized market valuation losses of $28.6 billion in 2008. The change in the unrealized market valuation gains (losses) related to Capital Markets’ super senior credit default swap portfolio was due to the substantial decline in outstanding net notional amount resulting from the termination of contracts in the fourth quarter of 2008 associated with the ML III transaction and the improvement in market conditions in 2009, as well as the narrowing of corporate credit spreads.
2008 and 2007 Comparison
     The unrealized market valuation losses on Capital Markets’ super senior credit default swap portfolio increased in 2008 compared to 2007 due to significant widening in credit spreads and the downgrades of RMBS and CDO securities by rating agencies in 2008 driven by the credit concerns resulting from U.S. residential mortgages and the severe liquidity crisis affecting the markets. In connection with the termination of $62.1 billion net notional amount of CDS transactions related to multi-sector CDOs purchased in the ML III transaction, Capital Markets paid $32.5 billion through the surrender of collateral previously posted (net of $2.5 billion received pursuant to the shortfall agreement), of which $2.5 billion (included in Other income (loss)) was related to certain 2a-7 Put transactions written on multi-sector CDOs purchased by ML III. These losses did not affect income, as unrealized market valuation losses were already recorded in income.
     See Note 6 to the Consolidated Financial Statements.
Other Income (Loss)
2009 and 2008 Comparison
     Other income increased in 2009 compared to 2008 due to:
•	net credit valuation adjustment gains of $2.8 billion in 2009 compared to net credit valuation adjustment losses of $9.5 billion in 2008 on Capital Markets and Direct Investment Business assets and liabilities which are measured at fair value; and

•	an improvement of $5.5 billion reflecting the positive effect of hedging activities that did not qualify for hedge accounting, which was driven by the weakening of the U.S. dollar against most major currencies during 2009.

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American International Group, Inc., and Subsidiaries
     These increases were partially offset by:
•	a $2.4 billion decline in noncore Institutional Asset Management revenues due to impairments on proprietary real estate and private equity investments and lower base management fees on lower base assets under management in 2009; and

•	a decline of $1.0 billion in income from consolidated managed partnerships and funds, which is partially offset by Net income (loss) attributable to noncontrolling interests.
2008 and 2007 Comparison
     Other Income (loss) decreased in 2008 compared to 2007 primarily due to higher credit valuation losses on Capital Markets and Direct Investment Business assets and liabilities which are measured at fair value.
Policyholder Benefits and Claims Incurred
2009 and 2008 Comparison
     Policyholder benefits and claims incurred decreased in 2009 compared to 2008 due to:
•	a reduction of $4.0 billion due to dispositions which did not meet the criteria for discontinued operations accounting. These were primarily related to the sales of HSB, 21st Century and AIG Life Canada in 2009 and the deconsolidation of Transatlantic in 2009;

•	catastrophe-related losses of $53 million in 2009 compared to $1.6 billion in 2008 (losses in 2008 were primarily related to hurricanes Ike and Gustav); and

•	the effects of lower production levels for General Insurance and Domestic Life & Retirement Services.
     These decreases were partially offset by:
•	higher incurred policy losses and benefits expenses for Foreign Life Insurance & Retirement Services due to policyholder trading gains of $2.3 billion in 2009 compared to policyholder trading losses of $3.5 billion in 2008 as discussed above in Net Investment Income; and

•	adverse development from prior years in Commercial Insurance primarily for excess casualty and excess workers’ compensation and increased current year losses in Foreign General Insurance from exposure to financial lines claims.
2008 and 2007 Comparison
     Policyholder benefits and claims incurred increased slightly in 2008 compared to 2007 due to higher claims and claims adjustment expenses of $5.6 billion in AIG’s General Insurance operations and Noncore insurance businesses, which reflected increased catastrophe losses of $1.5 billion principally from hurricanes Ike and Gustav. Results for 2008 also included a $1.8 billion increase in Mortgage Guaranty claims incurred, reflecting the deterioration of the U.S. housing market. These increases were offset by a $4.9 billion reduction in incurred policy losses and benefits expense for Foreign Life Insurance & Retirement Services related to policyholder trading gains (losses) as discussed above in Net Investment Income.
Policy Acquisition and Other Insurance Expenses
2009 and 2008 Comparison
     Policy acquisition and other insurance expenses decreased in 2009 compared to 2008 primarily due to:
•	a reduction of $1.9 billion due to dispositions, primarily sales of HSB, 21st Century and AIG Life Canada in 2009 and the deconsolidation of Transatlantic in 2009;

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American International Group, Inc., and Subsidiaries
•	a reduction of $3.3 billion due to goodwill impairment charges recorded in 2008 as discussed below; and

•	the effects of lower production levels for General Insurance and both Domestic and Foreign Life Insurance & Retirement Services.
2008 and 2007 Comparison
     Policy acquisition and other insurance expenses increased in 2008 compared to 2007 due to:
•	a $2.4 billion increase in General Insurance expenses primarily due to goodwill impairment charges of $1.2 billion from Commercial Insurance primarily related to goodwill of HSB;

•	a $174 million increase in Domestic Life Insurance & Retirement Services expenses primarily due to $1.2 billion of goodwill impairment charges, partially offset by changes in deferred acquisition costs;

•	an increase of $1.6 billion in Foreign Life Insurance & Retirement Services expenses as a result of the effect of foreign exchange, growth in the business and the effect of the implementation of the new fair value option accounting standard; and

•	Goodwill impairment charges of $878 million in 2008 from Noncore insurance businesses.
Interest Expense
2009 and 2008 Comparison
     Interest expense decreased in 2009 compared to 2008 primarily due to lower interest expense on the FRBNY Credit Facility. Interest expense on the FRBNY Credit Facility was $9.8 billion in 2009 compared to $11.0 billion in 2008. Interest expense in 2009 included $8.0 billion of amortization of the prepaid commitment fee asset, including accelerated amortization of $5.2 billion in connection with the $25 billion reduction in the outstanding balance and maximum lending commitment under the FRBNY Credit Facility. See Note 1 to the Consolidated Financial Statements. Interest expense in 2008 included $9.1 billion of amortization of the prepaid commitment fee asset associated with the FRBNY Credit Facility, including accelerated amortization of $6.6 billion in connection with the November 25, 2008 restructuring of the FRBNY Credit Facility. During 2009, interest expense benefited from a reduced interest rate on the FRBNY Credit Facility (weighted average rate of 4.5 percent in 2009 compared to 10.6 percent in 2008); however, because the facility was outstanding for the full year in 2009 compared to only 107 days in 2008, the favorable impact was largely offset.
2008 and 2007 Comparison
     Interest expense increased in 2008 compared to 2007 on higher levels of borrowings primarily due to the interest expense on the FRBNY Credit Facility, inclusive of the amortization of the prepaid commitment fee asset. Interest expense in 2008 also included interest on the junior subordinated debt and Equity Units from the dates of issuance in May 2008.
Restructuring Expenses and Related Asset Impairment and Other Expenses
     In the fourth quarter of 2008, following receipt of federal government assistance, AIG commenced an organization-wide restructuring plan, which AIG continued to develop and modify throughout 2009. In connection with activities under this plan, AIG recorded restructuring and separation expenses of $1.1 billion in 2009, consisting of severance expenses of $159 million, contract termination expenses of $42 million, asset write-downs of $34 million, other exit expenses of $421 million, and separation expenses of $493 million.
     Other exit expenses primarily include professional fees related to (i) disposition activities, (ii) AIG’s capital restructuring program with the FRBNY and the Department of the Treasury and (iii) unwinding of Capital Markets’ businesses and portfolios.

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American International Group, Inc., and Subsidiaries
     Severance and separation expenses for 2009 described above include retention awards of $434 million to key employees to maintain ongoing business operations and facilitate the successful execution of the restructuring and asset disposition plan. The awards under these retention plans were granted in 2008 and are accrued ratably over the future service periods, which range from 2008 to 2011. The total amount expected to be incurred related to these 2008 retention plans, including amounts expensed in 2009 and 2008, is approximately $972 million. AIG made payments to the employees under these plans in 2008 and 2009 and expects to make further payments through 2011. The ultimate amount paid could be less primarily due to the effect of forfeitures.
The following table presents amounts charged to expense, and expected to be charged to expense, and the total amounts expected to be incurred under the 2008 retention plans, by reportable segment:

		Domestic Life	Foreign Life
		Insurance &	Insurance &
	General	Retirement	Retirement	Financial
(In millions)	Insurance	Services	Services	Services	Other	Total

Amounts charged to expense:
Year Ended December 31, 2009	$122	$56	$26	$162	$68	$434
Year Ended December 31, 2008	83	52	7	279	101	522
Cumulative incurred since inception of restructuring plan(a)	205	108	33	441	169	956
Amounts expected to be incurred in future periods:
2010	2	—	11	—	2	15
2011	—	—	1	—	—	1

Total amounts expected to be incurred in future periods	2	—	12	—	2	16

Total amounts expected to be incurred(b)	$207	$108	$45	$441	$171	$972

(a)	Includes an adjustment of $51 million in Financial Services to increase the cumulative amount incurred since inception for retention amounts paid in 2008.

(b)	At December 31, 2009, remaining amounts payable totaled $393 million.
     Total restructuring and separation expenses could have a material effect on future consolidated results of operations and cash flows for an individual reporting period.
     See Note 3 to the Consolidated Financial Statements for additional discussion regarding restructuring and separation expenses.
Net loss on Sale of Divested Businesses
     Includes the net loss on sales of divested businesses during 2009 that did not qualify as discontinued operations.
Other Expenses
2009 and 2008 Comparison
     Other expenses for 2009 decreased compared to 2008 primarily due to lower compensation-related costs for Parent and Other operations and the Institutional Asset Management business, including the effect of deconsolidation of certain portfolio investments and the sale of Private Bank, a Swiss bank. Additionally, goodwill impairment charges of $612 million in 2009 are reflected in the Other operations category primarily related to the Institutional Asset Management business, compared to goodwill impairment charges of $450 million recorded in 2008 discussed below.
2008 and 2007 Comparison
     Other expenses increased in 2008 compared to 2007 primarily due to goodwill impairment charges of $450 million recognized in 2008, which resulted from the downturn in the housing markets, the credit crisis and the cost associated with the wind-down of certain business and portfolios in Direct Investment Business and Capital Markets.

11

American International Group, Inc., and Subsidiaries
Income Tax Expense (Benefit)
2009, 2008 and 2007 Effective Tax Rate Analysis
     The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2009 was lower than the statutory rate of 35 percent due primarily to increases in the valuation allowance and reserve for uncertain tax positions, partially offset by tax exempt interest and the change in investment in subsidiaries which was principally related to changes in the estimated U.S. tax liability with respect to the potential sales of subsidiaries.
     At December 31, 2009, AIG reported a net deferred tax asset after valuation allowance of $5.9 billion. Included in this net deferred tax asset is a valuation allowance of $23.7 billion and deferred tax liabilities of $18.5 billion. Management determined, from pending dispositions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets and excluding projected future operating income, that it is more likely than not that the remaining $5.9 billion net deferred tax asset is realizable.
     The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2008 was lower than the statutory rate of 35 percent due primarily to the change in investment in subsidiaries, nondeductible goodwill impairment and a valuation allowance to reduce deferred tax assets to the amount that AIG believes is more likely than not to be realized.
     The effective tax rate on the pre-tax income from continuing operations for the year ended December 31, 2007 was lower than the statutory rate of 35 percent due primarily to increases in tax exempt interest and the effect of foreign operations, partially offset by an increase in uncertain tax positions.
     See Note 21 to the Consolidated Financial Statements included in this Form 8-K for further discussion on income tax on continuing operations as well as discussion of the impact on discontinued operations.
Discontinued Operations
Total revenues and pre-tax income (loss) for entities reported as discontinued operations were as follows:

				Percentage					Percentage
				Increase/(Decrease)					Increase/(Decrease)
Years Ended December 31,	Total Revenues			2009 vs.	2008 vs.	Pre-tax Income (Loss)			2009 vs.	2008 vs.
(in millions)	2009	2008	2007	2008	2007	2009	2008	2007	2008	2007

ALICO	$13,881	$8,742	$14,578	59%	(40)%	$1,399	$(1,111)	$2,205	—%	—%
Nan Shan	7,185	4,208	6,432	71	(35)	983	(2,233)	809	—	—
Loss on sale of Nan Shan	—	—	—	—	—	(2,758)	—	—	—	—
AIG Star and AIG Edison	4,180	1,836	4,503	128	(59)	199	(1,597)	1,160	—	—
AGF	2,199	3,165	2,533	(31)	25	(904)	(434)	(179)	—	—
Interest expense allocations*	—	—	—	—	—	(626)	(389)	—	—	—
Consolidation adjustments	96	(272)	211	—	—	54	(302)	214	—	—

Total	$27,541	$17,679	$28,257	56%	(37)%	$(1,653)	$(6,066)	$4,209	—%	—%

*	Represents interest expense, including periodic amortization of the prepaid commitment fee asset, on anticipated mandatory prepayments on the FRBNY Credit Facility related to estimated net proceeds from the expected sales of AGF, AIG Star, AIG Edison and Nan Shan.
American Life Insurance Company
2009 and 2008 Comparison
     ALICO’s total revenues increased primarily due to higher net investment income and lower net realized capital losses partially offset by lower premiums and other considerations. Net investment income increased significantly due to higher policyholder trading gains, which were offset by a change in policyholder benefits and claims incurred, and higher partnership and mutual fund returns. Policyholder trading gains increased by $4.9 billion in 2009 compared to 2008. Partnership and mutual fund income was $41 million in 2009 compared to losses of $158 million in 2008. Net realized capital losses declined principally due to significantly lower other-than-temporary impairments.

12

American International Group, Inc., and Subsidiaries
     ALICO reported pre-tax income in 2009 compared to a loss in 2008 primarily due to the following:
•	decline in net realized capital losses noted above;

•	losses of $2 million in 2009 related to trading gains (losses) and change in benefit reserves associated with investment-oriented products in the U.K. compared to losses of $413 million in 2008;

•	deferred acquisition cost (DAC) and sales inducements assets (SIA) benefits related to net realized capital gains of $232 million in 2009 compared to charges of $83 million in 2008;

•	higher partnership and mutual fund returns in 2009 as mentioned above; and

•	actuarial charges related to unlocking assumptions of $4 million in 2009 compared to $93 million in 2008.
     These increases were partially offset by a charge of $58 million in 2009 related to a security breach with respect to policyholder data in Japan.
2008 and 2007 Comparison
     Total revenues declined in 2008 compared to 2007 primarily due to significantly higher net realized capital losses and lower net investment income, partially offset by higher premiums and other considerations. Net realized capital losses increased due to significantly higher other-than-temporary impairments. Net investment income declined primarily due to policyholder trading losses of $3.3 billion in 2008 compared to gains of $1.4 billion in 2007.
     ALICO reported a pre-tax loss in 2008 compared to pre-tax income in 2007 primarily due to the following:
•	higher net realized capital losses noted above;

•	higher losses of $262 million on certain investment-oriented products in the U.K. due to fair value trading losses partially offset by a positive change in benefit reserves resulting from changes to the Premier Access Bond product following significant surrender activity as a result of the AIG liquidity issues in mid-September 2008; and

•	higher benefit costs, net of related DAC unlocking, of $106 million principally related to volatility in the Japanese equity market and declines in interest rates.
     Partially offsetting these declines were charges in 2007 related to the project to increase standardization of AIG’s actuarial systems of $152 million, the positive effect of foreign exchange and additional claims expense in 2007 of $30 million related to an industry-wide regulatory claims review in Japan.
Nan Shan Life Insurance Company
2009 and 2008 Comparison
     Total revenues increased primarily due to net realized capital gains of $724 million in 2009 compared to net realized capital losses of $2.8 billion in 2008. The net realized capital gains more than offset lower premiums and other considerations, which declined due to lower sales and a change in product mix, and lower net investment income, which declined due to de-risking of the investment portfolio.
     Nan Shan reported pre-tax income in 2009 compared to a pre-tax loss in 2008 due to the same factors.
2008 and 2007 Comparison
     Total revenues declined in 2008 compared to 2007 due to an increase in net realized capital losses of $2.7 billion. The higher net realized capital losses were driven primarily by other-than-temporary impairments of invested assets and losses on derivative instruments hedging foreign currency risk.
     Pre-tax income declined in 2008 compared to 2007 primarily due to higher net realized capital losses and the positive effect in 2007 of $222 million related to a project to increase standardization of actuarial systems and processes.

13

American International Group, Inc., and Subsidiaries
AIG Star and AIG Edison
2009 and 2008 Comparison
     Total revenues increased in 2009 compared to 2008, primarily due to a decline in net realized capital losses compared to 2008, principally attributable to a significant decline in other-than temporary impairments.
     Pre-tax losses decreased in 2009 compared to 2008 from a decline in other-than temporary impairments offset by higher restructuring charges.
2008 and 2007 Comparison
     Total revenues decreased in 2008 compared to 2007, primarily due to an increase in net realized capital losses compared to 2007, principally as a result of a significant increase in other-than temporary impairments. Pre-tax losses in 2008 were higher than 2007 driven by the increase in other-than temporary impairments.
AGF
2009 and 2008 Comparison
     AGF’s revenues decreased in 2009 compared to 2008 primarily due to lower finance and other revenues reflecting the 2009 sales of real estate portfolios as part of AGF’s liquidity efforts.
     AGF’s pre-tax loss increased in 2009 compared to 2008, primarily due to lower finance and other revenues reflecting losses in 2009 on the sales of real estate portfolios as part of AGF’s liquidity management efforts and higher provision for finance receivable losses resulting from higher levels of delinquencies on AGF’s finance receivable portfolio and higher net charge-offs. The increase in pre-tax loss was partially offset by AGF’s lower operating expenses and interest expense. AGF’s operating expenses declined in 2009 compared to 2008 primarily due to the write-down of AGF’s goodwill in 2008, the decision to cease its wholesale originations in 2008 and the closing of 442 AGF branch offices in 2008 and 2009 combined.
2008 and 2007 Comparison
     AGF’s revenues increased in 2008 compared to 2007 primarily due to higher finance charge revenues resulting from a $1.0 billion purchase of finance receivables in first quarter of 2008.
     AGF’s pre-tax loss increased in 2008 compared to 2007 primarily due to increases in the provision for finance receivable losses of $674 million from a higher allowance for finance receivable losses in response to an increased level of delinquencies on AGF’s finance receivable portfolio, higher net charge-offs, and a goodwill impairment charge of $341 million in 2008.
     See Note 2 to the Consolidated Financial Statements for further discussion on discontinued operations.

14

American International Group, Inc., and Subsidiaries
Segment Results
The following table summarizes the operations of each reportable segment. (See also Note 4 to Consolidated Financial Statements.)

Years Ended December 31,				Percentage Increase/(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Total revenues:
General Insurance	$35,023	$33,793	$40,278	4%	(16)%
Domestic Life Insurance & Retirement Services	11,366	(19,634)	18,189	—	—
Foreign Life Insurance & Retirement Services	15,001	6,945	13,676	116	(49)
Financial Services	7,026	(25,161)	(4,964)	—	—
Other	9,341	(275)	14,958	—	—
Consolidation and eliminations	(2,109)	(2,243)	(330)	—	—

Total	75,648	(6,575)	81,807	—	—

Net realized capital gains (losses):
General Insurance	(530)	(4,284)	(244)	—	—
Domestic Life Insurance & Retirement Services	(3,514)	(36,412)	(2,735)	—	—
Foreign Life Insurance & Retirement Services	419	(2,498)	142	—	—
Financial Services	96	(285)	(66)	—	—
Other	(1,681)	(3,315)	(345)	—	—

Total	(5,210)	(46,794)	(3,248)	—	—

Pre-tax income (loss):
General Insurance	164	(2,488)	10,083	—	—
Domestic Life Insurance & Retirement Services	(1,179)	(34,948)	3,070	—	—
Foreign Life Insurance & Retirement Services	1,920	(662)	2,252	—	—
Financial Services	2,006	(29,786)	(9,686)	—	—
Other	(16,374)	(33,830)	(1,666)	—	—
Consolidation and eliminations	(307)	(981)	681	—	—

Total	$(13,770)	$(102,695)	$4,734	—%	—%

General Insurance Operations
     The General Insurance results included in this Form 8-K were recast as compared to the amounts originally included in the Form 10-K because the segment included certain general insurance operations of ALICO, including a Brazilian joint venture, Unibanco. Unibanco was sold in the latter part of 2008.
     AIG’s General Insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance both domestically and abroad.
     As previously noted, AIG believes it should present and discuss its financial information in a manner most meaningful to its financial statement users. Accordingly, in its General Insurance business, AIG uses underwriting profit (loss) to assess performance of the General Insurance business rather than statutory underwriting profit (loss).
     In order to better align financial reporting with the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, beginning in 2009, the results for Transatlantic, 21st Century, Mortgage Guaranty and the equity income (loss) from certain equity method investments, which were previously reported as part of the General Insurance operating segment, are now included in AIG’s Other operations category. In addition, the historical results of HSB (which was sold on March 31, 2009), which were previously included in Commercial Insurance, are also now included in AIG’s Other operations category. Prior period amounts have been revised to conform to the current presentation.

15

American International Group, Inc., and Subsidiaries
General Insurance Results
The following table presents General Insurance results:

Years Ended December 31,				Percentage Increase/(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Underwriting results:
Net premiums written	$30,653	$34,531	$36,154	(11)%	(4)%
Decrease (increase) in unearned premiums	1,608	979	(951)	64	—

Net premiums earned	32,261	35,510	35,203	(9)	1
Claims and claims adjustment expenses incurred	25,362	25,524	21,871	(1)	17
Change in deferred acquisition costs	241	64	(306)	277	—
Other underwriting expenses	9,256	10,693	8,630	(13)	24

Underwriting profit (loss)	(2,598)	(771)	5,008	—	—

Net investment income	3,292	2,567	5,319	28	(52)
Net realized capital losses	(530)	(4,284)	(244)	—	—

Pre-tax income (loss)	$164	$(2,488)	$10,083	—%	—%

General Insurance Underwriting Results
     In managing its general insurance businesses, AIG analyzes the operating performance of its businesses using underwriting profit. Underwriting profit is derived by reducing net premiums earned by claims and claims adjustment expenses incurred and underwriting expenses, including the change in deferred acquisition costs.
     AIG, along with most property and casualty insurance companies, uses the loss ratio, the expense ratio and the combined ratio as measures of underwriting performance. The loss ratio is the sum of claims and claims adjustment expenses divided by net premiums earned. The expense ratio is underwriting expenses divided by net premiums earned. These ratios are relative measurements that describe, for every $100 of net premiums earned, the cost of losses and expenses, respectively. A combined ratio of less than 100 indicates an underwriting profit and over 100 indicates an underwriting loss.
     Net premiums written are initially deferred and earned based upon the terms of the underlying policies. The net unearned premium reserve constitutes deferred revenues which are generally earned ratably over the policy period.
     The underwriting environment varies from country to country, as does the degree of litigation activity. Regulation, product type and competition have a direct effect on pricing and consequently on profitability as reflected in underwriting profit and general insurance ratios.
General Insurance Net Premiums Written
     General Insurance net premiums written decreased in 2009 compared to 2008 as Commercial Insurance net premiums written reflected reductions in insurable exposures primarily driven by the effect of the adverse economic conditions on workers’ compensation, construction, real estate and transportation lines of business. The decline in Foreign General Insurance net premiums written was primarily due to the negative impact from changes in foreign exchange rates and general economic conditions which continued to negatively affect the generation of new business.
     General Insurance net premiums written decreased in 2008 compared to 2007, as Commercial Insurance net premiums written reflected a decline in workers’ compensation and other casualty lines of business. These declines were largely offset by growth in Foreign General Insurance from both established and new distribution channels and the positive effect of changes in foreign exchange rates.

16

American International Group, Inc., and Subsidiaries
AIG transacts business in most major foreign currencies. The following table summarizes the effect of changes in foreign currency exchange rates on the growth of General Insurance net premiums written:

Years Ended December 31,	2009 vs. 2008	2008 vs. 2007

Decrease in original currency*	(9.7)%	(6.2)%
Foreign exchange effect	(1.5)	1.7

Decrease as reported in U.S. dollars	(11.2)%	(4.5)%

*	Computed using a constant exchange rate for each period.
General Insurance Underwriting Ratios
The following table summarizes General Insurance GAAP combined ratios:

Years Ended December 31,	2009	2008	2007

Loss ratio	78.6	71.9	62.1
Expense ratio	29.4	30.3	23.6

Combined ratio	108.0	102.2	85.7

     The increase in the General Insurance combined ratio for 2009 compared to 2008 primarily resulted from the following:
•	prior year development increased incurred losses by $2.8 billion in 2009 and decreased incurred losses by $39 million in 2008. The 2009 prior year development includes a fourth quarter reserve strengthening charge of $2.3 billion in Commercial Insurance primarily related to excess casualty and excess workers’ compensation, two long-tail lines of business, largely from accident years 2002 and prior;

•	lower levels of favorable development related to loss sensitive policies for Commercial Insurance which amounted to $118 million in 2009 compared to $339 million in 2008. This favorable development is reflected in overall development amounts above and relates to loss sensitive policies that have no material effect on underwriting profit as the amounts are substantially offset by a decline in earned premiums; and

•	effects of premium rate decreases and changes in loss trends.
     These increases were partially offset by the following:
•	a loss ratio for accident year 2009 recorded in 2009 which was 1.5 points lower than the loss ratio for accident year 2008, resulting from a decline in catastrophe losses from $1.6 billion in 2008 to $53 million in 2009, accounting for 4.3 points of the decrease in the accident year loss ratio. This decrease in accident year loss ratio was partially offset by a $412 million increase in current year loss activity from the disruption in the financial markets as well as financial frauds claims in Foreign General Insurance. In 2009, the current accident year combined ratio was 99.2; and

•	a decline in the expense ratio of 0.9 points in 2009 compared to 2008 due primarily to a $1.2 billion impairment charge for goodwill remaining from the acquisition of HSB.
     The General Insurance combined ratio for 2008 increased compared to 2007, primarily due to an increase in the loss ratio. The loss ratio for accident year 2008 recorded in 2008 was 7.4 points higher than the loss ratio for accident year 2007 recorded in 2007. Catastrophe-related losses were $1.6 billion and $266 million in 2008 and 2007, respectively, accounting for 4.2 points of the increase in the accident year loss ratio. The loss ratio also increased for other property and casualty lines due to premium rate decreases and changes in loss trends. Development from prior years decreased incurred losses by $39 million in 2008 and decreased incurred losses by $657 million in 2007. The expense ratio for 2008 increased 3.3 points due to $1.2 billion of goodwill impairment charges primarily related to HSB.

17

American International Group, Inc., and Subsidiaries
General Insurance Investing Results
     Net investment income for General Insurance increased in 2009 compared to 2008 primarily due to improvement in returns from partnership investments of $561 million. Net investment income in 2008 declined substantially from 2007 due primarily to losses incurred on partnership investments, which resulted in a year over year decline in returns from partnerships of $2.0 billion.
     Net realized capital losses for General Insurance declined in 2009 compared to 2008 due to lower other-than-temporary impairments on investments as 2008 results reflected significant other-than-temporary impairment charges related to the deterioration in the fixed income markets.
     See Consolidated Results for further discussion on Net investment income and Net realized capital gains (losses).
Commercial Insurance Results
The following table presents Commercial Insurance results:

Years Ended December 31,				Percentage Increase/(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Underwriting results:
Net premiums written	$18,373	$21,243	$24,056	(14)%	(12)%
Decrease (increase) in unearned premiums	1,405	1,169	(349)	20	—

Net premiums earned	19,778	22,412	23,707	(12)	(5)
Claims and claims adjustment expenses incurred	17,943	18,255	16,148	(2)	13
Change in deferred acquisition costs	230	68	(112)	238	—
Other underwriting expenses	4,171	5,819	4,373	(28)	33

Underwriting profit (loss)	(2,566)	(1,730)	3,298	—	—

Net investment income	2,790	1,981	3,883	41	(49)
Net realized capital losses	(679)	(3,294)	(76)	—	—

Pre-tax income (loss)	$(455)	$(3,043)	$7,105	—%	—%

Commercial Insurance Underwriting Results
Commercial Insurance Net Premiums Written
The following table presents Commercial Insurance net premiums written by line of business:

				Percentage Increase/(Decrease)
Years Ended December 31,				2009 vs.	2008 vs.
(in millions)	2009	2008	2007	2008	2007

General liability/auto liability	$3,266	$3,687	$4,241	(11)%	(13)%
Workers’ compensation	2,710	3,491	4,670	(22)	(25)
Property	2,345	2,269	2,130	3	7
Management/professional liability	1,856	2,166	2,469	(14)	(12)
Commercial umbrella/excess	1,738	2,251	2,671	(23)	(16)
A&H products	1,261	1,325	1,216	(5)	9
Multinational P&C	978	950	951	3	—
Private client group	926	964	747	(4)	29
Programs	741	900	906	(18)	(1)
Healthcare	564	646	720	(13)	(10)
Environmental	525	768	863	(32)	(11)
Aviation	219	276	320	(21)	(14)
Other	1,244	1,550	2,152	(20)	(28)

Total	$18,373	$21,243	$24,056	(14)%	(12)%

18

American International Group, Inc., and Subsidiaries
     Commercial Insurance net premiums written decreased in 2009 compared to 2008 primarily due to:
•	lower U.S. workers’ compensation premiums due to declining rates, lower employment levels, increased competition and a strategy to remain price disciplined;

•	declines in the construction, real estate and transportation lines of business, which were negatively affected more than other lines by the credit crisis that limited capital for new projects and impacted the general liability and commercial umbrella lines of business; and

•	adverse effect of AIG’s negative publicity in 2009.
     Commercial Insurance net premiums written decreased in 2008 compared to 2007 primarily due to declines in premiums from workers’ compensation as well as other casualty lines. Declines in other casualty lines resulted from declining rates and reduced activity in the construction and transportation industries. Management and professional liability lines also declined compared to 2007 due to increased competition, particularly in the fourth quarter of 2008.
Commercial Insurance Underwriting Ratios
The following table presents Commercial Insurance GAAP combined ratios:

Years Ended December 31,	2009	2008	2007

Loss ratio	90.7	81.4	68.1
Expense ratio	22.3	26.3	18.0

Combined ratio	113.0	107.7	86.1

     The increase in the Commercial Insurance combined ratio for 2009 compared to 2008 primarily resulted from the following:
•	prior year development increased incurred losses by $2.7 billion in 2009 and by $23 million in 2008. The 2009 prior year development includes a fourth quarter reserve strengthening charge in Commercial Insurance of $2.3 billion primarily related to excess casualty and excess workers’ compensation, two long-tail lines of business, largely from accident years 2002 and prior;

•	lower levels of favorable development related to loss sensitive policies which amounted to $118 million in 2009 compared to $339 million in 2008. This favorable development relates to loss sensitive policies that are substantially offset by a decline in earned premiums; and

•	the effects of premium rate decreases and adverse changes in loss trends.
     These increases were partially offset by the following:
•	loss ratio for accident year 2009 recorded in 2009 which was 4.4 points lower than the loss ratio for accident year 2008 recorded in 2008 resulting from a decline in catastrophe losses from $1.5 billion in 2008 to $53 million in 2009 accounting for 6.3 points of the decrease. In 2009, the current accident year combined ratio was 98.6; and

•	decline in the expense ratio of 4.0 points in 2009 compared to 2008 due primarily to $1.2 billion of goodwill impairment charges primarily related to HSB. Overall expenses, excluding the 2008 write-off of goodwill, declined $452 million, or 9.8 percent compared to 2008 due to lower variable expenses, but were partially offset by higher pension and restructuring costs. While Commercial Insurance is aggressively pursuing expense reductions, the impact of expense savings will lag the decline in net written premiums.
     The Commercial Insurance combined ratio increased in 2008 compared to 2007. The loss ratio for accident year 2008 recorded in 2008 included a 6.6 point effect related to catastrophe losses, and was 10.8 points higher than the loss ratio for accident year 2007 recorded in 2007. Prior year development increased incurred losses by $23 million in 2008 and reduced incurred losses by $371 million in 2007. Commercial Insurance expense ratio increased in 2008 compared to 2007 primarily due to the write-off of goodwill noted above. The remaining increase is due to the decline in net premiums earned and mix of business.

19

American International Group, Inc., and Subsidiaries
Commercial Insurance Investing Results
     Net investment income for Commercial Insurance increased in 2009 compared to 2008 primarily due to improvement in returns from partnership investments of $691 million. Net investment income in 2008 declined substantially from 2007 due primarily to losses incurred on partnership investments, which resulted in a year over year decline in returns from partnerships of $1.8 billion.
     Net realized capital losses for Commercial Insurance declined in 2009 compared to 2008 due to lower other-than-temporary impairments on investments as 2008 results reflected significant other-than-temporary impairment charges related to the deterioration in the fixed income markets.
     See Consolidated Results for further discussion on Net investment income and Net realized capital gains (losses).
Foreign General Insurance Results
The following table presents Foreign General Insurance results:

				Percentage
Years Ended December 31,				Increase/(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Underwriting results:
Net premiums written	$12,280	$13,288	$12,098	(8)%	10%
Decrease (increase) in unearned premiums	203	(190)	(602)	—	—

Net premiums earned	12,483	13,098	11,496	(5)	14
Claims and claims adjustment expenses incurred	7,419	7,269	5,723	2	27
Change in deferred acquisition costs	11	(4)	(194)	—	—
Other underwriting expenses	5,085	4,874	4,257	4	14

Underwriting profit (loss)	(32)	959	1,710	—	(44)

Net investment income	502	586	1,436	(14)	(59)
Net realized capital gains (losses)	149	(990)	(168)	—	—

Pre-tax income	$619	$555	$2,978	12%	(81)%

Foreign General Insurance Underwriting Results
Foreign General Insurance Net Premiums Written
The following table presents Foreign General Insurance net premiums written by line of business:

				Percentage Increase/
Years Ended December 31,				(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

A&H products	$3,722	$3,828	$3,440	(3)%	11%
Specialty lines	2,326	2,361	2,081	(1)	13
Personal lines	2,232	2,399	2,250	(7)	7
Casualty	1,678	1,957	1,716	(14)	14
Marine & Energy	700	654	585	7	12
Lloyds	635	623	830	2	(25)
Property	530	556	447	(5)	24
Aviation	261	304	293	(14)	4
Other	196	606	456	(68)	33

Total	$12,280	$13,288	$12,098	(8)%	10%

20

American International Group, Inc., and Subsidiaries
     Foreign General Insurance net premiums written decreased in 2009 compared to 2008 primarily due to:
•	negative effect of changes in foreign exchange rates, which contributed 3.8 percent to the decline;

•	general economic conditions which continued to negatively affect new business; and

•	adverse effect of negative publicity regarding AIG in 2009.
     Net premiums written increased in 2008 compared to 2007 due to growth in commercial and consumer lines driven by new business from established and new distribution channels, including the late 2007 acquisition of Württembergische und Badische Versicherungs — AG (WüBa) in Germany. New business in the commercial lines in the U.K. and Europe and decreases in the use of reinsurance increased net premiums earned, but were partially offset by declines in premium rates. Growth in personal accident business in Latin America, South East Asia and Europe also contributed to the increase. However, premiums from the Lloyd’s Syndicate Ascot continued to decline.
AIG transacts business in most major foreign currencies. The following table summarizes the effect of changes in foreign currency exchange rates on the growth of Foreign General Insurance net premiums written:

Years Ended December 31,	2009	2008

Increase (decrease) in original currency*	(3.8)%	4.6%
Foreign exchange effect	(3.8)	5.2

Increase (decrease) as reported in U.S. dollars	(7.6)%	9.8%

*	Computed using a constant exchange rate for each period.
Foreign General Insurance Underwriting Ratios
The following table presents Foreign General Insurance combined ratios:

Years Ended December 31,	2009	2008	2007

Loss ratio	59.4	55.5	49.8
Expense ratio	40.8	37.2	35.3

Combined ratio	100.2	92.7	85.1

     The increase in the Foreign General Insurance combined ratio for 2009 compared to 2008 primarily resulted from the following:
•	an increase in the loss ratio of 3.3 points as a result of an increase in financial lines claims of $412 million arising from the disruption in the financial markets as well as financial frauds;

•	increases in current accident year loss ratio and severe losses were offset by a mild hurricane season, while 2008 was affected by natural catastrophes Hurricanes Gustav and Ike. For 2009, the current accident year combined ratio was 105.9 compared to 95.1 in 2008; and

•	an increase in the expense ratio in 2009 compared to 2008 due to increased separation costs, restructuring charges, certain costs associated with bad debt-related expenses, pension costs, as well as an increase in unearned premiums.
     The loss ratio in 2008 increased compared to 2007. The loss ratio for accident year 2008 recorded in 2008 was 3.7 points higher than the loss ratio recorded in 2007 for accident year 2007 primarily due to continued rate erosion and increased lower level claims frequency. Loss development on prior accident years increased the loss ratio by 0.5 points.
Foreign General Insurance Investing Results
     Foreign General Insurance Net investment income decreased in 2009 compared to 2008 primarily due to losses from an equity method investment, and lower yields on the fixed income portfolios, partially offset by improving mutual fund income due to improved market conditions. Net investment income decreased in 2008 compared to 2007 reflecting lower mutual fund and partnership income related to poor performance in the equity markets.

21

American International Group, Inc., and Subsidiaries
     Foreign General Insurance recorded Net realized capital gains in 2009 compared to net realized capital losses in 2008 due to the adoption of the new other-than-temporary impairment accounting standard commencing in the second quarter of 2009. Net realized capital losses in 2008 increased compared to 2007 due to higher other-than-temporary impairments on investments as 2008 results reflected significant charges related to the deterioration in the fixed income markets (see Consolidated Results — Net Realized Capital Gains (Losses) for further discussion). In 2007, realized capital gains and losses included $150 million of other-than-temporary impairments relating to an equity method investment.
Domestic Life Insurance & Retirement Services Operations
     AIG’s Domestic Life Insurance & Retirement Services segment, operating as SunAmerica Financial Group, is comprised of several life insurance and retirement services businesses that market their products and services under the brands of American General, AGLA, VALIC, Western National, SunAmerica Retirement Markets, SunAmerica Mutual Funds, SunAmerica Affordable Housing Partners, FSC Securities, Royal Alliance and SagePoint Financial. The businesses offer a comprehensive suite of life insurance, retirement savings products and guaranteed income solutions through an established multi-channel distribution network that includes banks, national, regional and independent broker-dealers, career financial advisors, wholesale life brokers, insurance agents and a direct-to-consumer platform.
     AIG’s Domestic Life Insurance businesses offer a broad range of protection products, including individual term and universal life insurance, and group life and health products. In addition, Domestic Life Insurance offers a variety of payout annuities, which include single premium immediate annuities, structured settlements and terminal funding annuities. Domestic Retirement Services businesses offer group retirement products and individual fixed and variable annuities. Certain previously acquired closed blocks and other fixed and variable annuity blocks that have been discontinued are reported as “runoff” annuities. Domestic Retirement Services also maintains a runoff block of Guaranteed Investment Contracts (GICs) that were written in (or issued to) the institutional market place prior to 2006.
     In managing its Domestic Life Insurance & Retirement Services businesses, AIG analyzes the operating performance of each business using pre-tax income (loss) before net realized capital gains (losses). Pre-tax income (loss) before net realized capital gains (losses) is not a substitute for pre-tax income determined in accordance with U.S. GAAP. However, AIG believes that the presentation of pre-tax income (loss) before net realized capital gains (losses) enhances the understanding of the underlying profitability of the ongoing operations of the Domestic Life Insurance & Retirement Services businesses. The reconciliations to pre-tax income are provided in the tables that follow.
     In order to align financial reporting with changes to the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, beginning in 2009, results for certain brokerage service, mutual fund, GIC and other asset management activities previously reported in the Asset Management segment are now included in Domestic Life Insurance & Retirement Services. The remaining Asset Management operations are now included in AIG’s Other operations category. Prior period amounts have been revised to conform to the current presentation.

22

American International Group, Inc., and Subsidiaries
Domestic Life Insurance & Retirement Services Results
The following table presents Domestic Life Insurance & Retirement Services results:

				Percentage Increase/
Years Ended December 31,				(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Premiums and other considerations	$5,327	$7,644	$7,342	(30)%	4%
Net investment income	9,553	9,134	13,582	5	(33)
Policyholder benefits and claims incurred	9,097	11,535	11,572	(21)	—
Policy acquisition and other expenses	3,448	3,779	3,547	(9)	7

Pre-tax income before net realized capital losses	2,335	1,464	5,805	59	(75)
Net realized capital losses	(3,514)	(36,412)	(2,735)	—	—

Pre-tax income (loss)	$(1,179)	$(34,948)	$3,070	—%	—%

2009 and 2008 Comparison
     Domestic Life Insurance & Retirement Services reported an increase in pre-tax income before net realized capital losses in 2009 compared to 2008 primarily due to the following:
•	growth in net investment income as a result of growth in partnership returns ($264 million of income in 2009 compared with losses of $1.2 billion in 2008) as well as lower losses from valuation adjustments from the investment in ML II, which offset the negative effects of higher liquidity in the investment portfolios;

•	goodwill impairment charges that were $1.1 billion lower in 2009 compared to 2008; and

•	DAC and SIA unlocking and related reserve strengthening charges of $601 million in 2009 in the Domestic Retirement Services operations resulting from reductions in the long-term growth assumptions for group retirement products and individual variable annuities, and projected increases in surrenders for individual fixed annuities, compared to DAC and SIA charges and related reserve strengthening of $1.5 billion in 2008.
     These improvements were partially offset by DAC and sale inducement assets (SIA) benefits related to net realized capital losses of $108 million in 2009 compared to $2.5 billion in 2008.
     The reduction in the pre-tax loss for Domestic Life Insurance & Retirement Services in 2009 compared to 2008 reflected a decline in net realized capital losses due principally to significant decline in other-than-temporary impairments in 2009. See Results of Operations — Consolidated Results — Premiums and Other Considerations; — Net Investment Income; and — Net Realized Capital Gains (Losses).
2008 and 2007 Comparison
     Domestic Life Insurance & Retirement Services reported a significant decrease in pre-tax income (loss) before net realized capital losses in 2008 compared to 2007 primarily due to the following:
•	DAC and SIA unlocking and related reserve strengthening of $1.5 billion in the Domestic Retirement Services operations resulting from the weakness in the equity markets, the significantly higher surrender activity resulting from AIG’s liquidity issues beginning in mid-September of 2008;

•	goodwill impairment charges in 2008 of $1.2 billion in the Domestic Life Insurance and Domestic Retirement Services companies; and

•	lower net investment income resulting from partnership losses in 2008, lower yield enhancement income and reduced overall investment yield from increased levels of short-term investments.
     These declines were partially offset by DAC and SIA benefits related to net realized capital losses of $2.5 billion in 2008 compared to $215 million in 2007.
     The pre-tax loss for Domestic Life Insurance & Retirement Services in 2008 reflected higher net realized capital losses compared to 2007 due principally to significant other-than-temporary impairments in 2008.

23

American International Group, Inc., and Subsidiaries
Domestic Life Insurance Results
The following table presents Domestic Life Insurance results:

				Percentage Increase/
Years Ended December 31,				(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Premiums and other considerations	$4,252	$6,248	$5,836	(32)%	7%
Net investment income	3,819	3,823	4,019	—	(5)
Policyholder benefits and claims incurred	5,026	6,862	6,599	(27)	4
Policy acquisition and other expenses	1,714	1,885	1,816	(9)	4

Pre-tax income before net realized capital losses	1,331	1,324	1,440	1	(8)
Net realized capital losses	(712)	(11,554)	(796)	—	—

Pre-tax income (loss)	$619	$(10,230)	$644	—%	—%

2009 and 2008 Comparison
     Domestic Life Insurance premiums and other considerations declined $2.0 billion in 2009 compared to 2008 primarily due to lower sales of payout annuity products and the sale of AIG Life Canada effective April 1, 2009, which similarly resulted in a decline in policyholder benefits and claims incurred of $1.8 billion. Policy acquisition and other insurance expenses declined due to expense reductions, partially offset by higher restructuring costs.
     Domestic Life Insurance pre-tax income before net realized capital losses increased slightly in 2009 compared to 2008 primarily due to the following:
•	increase in net investment income of $48 million related to lower fair value losses in the investment in ML II compared to 2008;

•	goodwill impairment charges in 2008 of $403 million; and

•	favorable mortality experience in life insurance in 2009.
     Partially offsetting the increase were:
•	lower net investment income due to reduced overall investment yields from increased levels of short-term investments and an increase in partnership losses;

•	a DAC benefit related to net realized capital losses of $35 million in 2009 compared to a benefit of $364 million in 2008;

•	a $33 million increase in restructuring expenses in 2009 compared to 2008; and

•	a reduction in unearned revenue liability resulting in a net benefit of $22 million in 2008.
     Pre-tax income for Domestic Life Insurance in 2009 compared to the pre-tax loss in 2008 reflected lower levels of net realized capital losses in 2009, due principally to an $8.6 billion decline in other-than-temporary impairment charges. Other-than-temporary impairment charges in 2008 included $5.5 billion of charges related to AIG’s U.S. securities lending program which was terminated in December 2008.
2008 and 2007 Comparison
     Domestic Life Insurance premiums and other considerations increased in 2008 primarily due to higher sales of payout annuity products, which had a corresponding effect on policyholder benefits and claims incurred. Policy acquisition and other expenses increased from 2007 as goodwill impairment charges and restructuring costs were only partially offset by the DAC benefit related to realized capital losses.
     Domestic Life Insurance pre-tax income before net realized capital losses decreased slightly in 2008 compared to 2007 primarily due to the following:
•	lower net investment income, reflecting reduced overall investment yields from increased levels of short-term investments and lower partnership and call and tender income;

24

American International Group, Inc., and Subsidiaries
•	goodwill impairment charges of $403 million in 2008;

•	restructuring expenses in 2008; and

•	an increase of $12 million in 2008 policyholder benefit reserves related to a workers’ compensation reinsurance program compared to a reduction in expense of $52 million in 2007.
     Partially offsetting these declines were:
•	growth in the underlying business in force and favorable mortality experience in life insurance;

•	a DAC benefit related to realized capital losses of $364 million in 2008 compared to a benefit of $13 million in 2007;

•	a reduction in unearned revenue liability resulting in a net benefit of $22 million in 2008; and

•	a $30 million adjustment to increase payout annuity reserves in 2007.
     The pre-tax loss for Domestic Life Insurance in 2008 reflected higher levels of net realized capital losses compared to 2007, due principally to an $8.7 billion increase in other-than-temporary impairment charges. Other-than-temporary impairment charges in 2008 included $5.5 billion of charges related to the termination of AIG’s U.S. securities lending program discussed above.
Domestic Life Insurance Sales and Deposits
The following table summarizes Life Insurance sales and deposits by product*:

				Percentage Increase/
Years Ended December 31,				(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Life insurance
Periodic premium by product:
Universal life	$53	$167	$230	(68)%	(27)%
Variable universal life	19	63	55	(70)	15
Term life	73	210	219	(65)	(4)
Whole life/other	4	11	9	(64)	22

Total periodic premiums by product	149	451	513	(67)	(12)
Group life/health	89	121	118	(26)	3
Unscheduled and single deposits	63	267	426	(76)	(37)

Total life insurance	301	839	1,057	(64)	(21)

Career distribution
By product:
Periodic life insurance premiums	75	76	80	(1)	(5)
Unscheduled and single deposits	18	21	18	(14)	17
Accident and health insurance	8	11	16	(27)	(31)
Fixed annuities	143	199	116	(28)	72

Total career distribution	244	307	230	(21)	33

Payout annuities	963	2,893	2,612	(67)	11
Individual fixed and runoff annuities	760	930	420	(18)	121

Total sales and deposits	$2,268	$4,969	$4,319	(54)%	15%

*	Includes divested operations. Life insurance sales include periodic premium from new business expected to be collected over a one-year period and unscheduled and single premiums from new and existing policyholders. Sales of group accident and health insurance represent annualized first year premium from new policies. Annuity sales represent deposits from new and existing customers.

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American International Group, Inc., and Subsidiaries
2009 and 2008 Comparison
     Total Domestic Life Insurance sales and deposits decreased significantly in 2009 compared to 2008 primarily due to lower payout annuities, life insurance premiums and the sale of AIG Life Canada. Payout annuities sales and life insurance premiums decreased primarily due to lower financial strength ratings and the lingering effects of negative AIG publicity.
2008 and 2007 Comparison
     Total Domestic Life Insurance sales and deposits increased in 2008 compared to 2007 primarily due to strong payout and individual fixed annuities sales, partially offset by a decline in total life insurance premiums. Payout annuities sales increased due to strong terminal funding and structured settlement sales in both the U.S. and Canada. Individual fixed annuities sales increased as a result of the interest rate environment as credited rates offered were more competitive with the rates offered by banks on certificates of deposit. The ratings downgrades and negative publicity related to AIG resulted in lower sales and deposits for the fourth quarter of 2008.
Domestic Retirement Services Results
The following table presents Domestic Retirement Services results:

				Percentage Increase/
Years Ended December 31,				(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Premiums and other considerations	$1,075	$1,396	$1,506	(23)%	(7)%
Net investment income	5,734	5,311	9,563	8	(44)
Policyholder benefits and claims incurred	4,071	4,673	4,973	(13)	(6)
Policy acquisition and other expenses	1,734	1,894	1,731	(8)	9

Pre-tax income before net realized capital gains (losses)	1,004	140	4,365	—	(97)
Net realized capital losses	(2,802)	(24,858)	(1,939)	—	—

Pre-tax income (loss)	$(1,798)	$(24,718)	$2,426	—%	—%

2009 and 2008 Comparison
     Domestic Retirement Services reported an increase in pre-tax income before net realized capital gains (losses) in 2009 compared to 2008 primarily due to the following:
•	higher net investment income due to a $1.5 billion increase in partnership income and a $103 million decline in fair value losses on the economic interest in ML II;

•	a reduced amount of negative DAC and SIA unlockings and related reserve strengthening of $895 million compared to 2008. Unlockings in 2009 primarily were the result of reductions in the long-term growth assumptions for group retirement products and individual variable annuities, deteriorating equity market conditions early in the year and projected increases in surrenders for individual fixed annuities. Unlockings in 2008 were primarily related to deteriorating equity market conditions for individual variable annuities and projected increases in surrenders for all product lines; and

•	lower goodwill impairment charges of $736 million compared to 2008.
     Partially offsetting these benefits were:
•	reduced DAC and SIA benefits of $2.1 billion from lower net realized capital losses in 2009 compared to 2008;

•	a decrease in investment income due to lower reserves and assets in the GIC and fixed annuity blocks. As the GIC block is in runoff, AIG anticipates reserve and asset declines in future periods; and

•	a decline in fee income related to lower average policyholder account values.

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American International Group, Inc., and Subsidiaries
     The reduced pre-tax loss for Domestic Retirement Services in 2009 reflected lower levels of net realized capital losses compared to 2008 principally from lower other-than-temporary impairment charges of $18.1 billion, a $2.9 billion decline in trading losses related to AIG’s U.S. securities lending program and a $1.2 billion increase in earnings from the change in fair value of embedded policy derivative liabilities, net of related economic hedges, driven by improved bond and equity market conditions. Other-than-temporary impairment charges in 2008 included $11.2 billion of charges related to AIG’s U.S. securities lending program which was terminated in December 2008.
2008 and 2007 Comparison
     Domestic Retirement Services reported a significant decline in pre-tax income before net realized capital gains (losses) in 2008 compared to 2007 primarily due to the following:
•	lower net investment income due to $1.2 billion of partnership losses in 2008 compared to partnership income of $2.0 billion in 2007, lower yield enhancement income and reduced overall investment yield from increased levels of short-term investments;

•	DAC unlocking and related reserve strengthening in 2008 of $1.5 billion resulting primarily from projected increases in surrenders and the deteriorating equity markets in 2008; and

•	goodwill impairment charges of $817 million in 2008.
     These charges were partially offset by DAC and SIA benefits of $2.2 billion in 2008 related to the net realized capital losses as compared to benefits of $202 million in 2007.
     The pre-tax loss for Domestic Retirement Services in 2008 reflected higher levels of net realized capital losses compared to 2007 due to a $19.6 billion increase in other-than-temporary impairment charges, a $2.8 billion increase in trading losses related to AIG’s U.S. securities lending program and an $850 million increase in losses from the change in fair value of embedded policy derivative liabilities, net of related economic hedges, driven by poor equity market conditions. Other-than-temporary impairment charges in 2008 included $11.2 billion of charges related to AIG’s U.S. securities lending program which was terminated in December 2008.

27

American International Group, Inc., and Subsidiaries
Domestic Retirement Services Sales and Deposits
The following table presents the account value rollforward for Domestic Retirement Services:

Years Ended December 31,
(in millions)	2009	2008	2007

Group retirement products
Balance, beginning of year	$56,861	$68,109	$64,357
Deposits – annuities	4,856	5,661	5,898
Deposits – mutual funds	1,345	1,520	1,633

Total Deposits	6,201	7,181	7,531
Surrenders and other withdrawals	(7,233)	(6,693)	(6,551)
Death benefits	(275)	(246)	(262)

Net inflows (outflows)	(1,307)	242	718
Change in fair value of underlying investments, interest credited, net of fees	7,865	(11,490)	3,034

Balance, end of year	$63,419	$56,861	$68,109

Individual fixed annuities
Balance, beginning of year	$48,394	$50,508	$52,685
Deposits	5,348	7,276	5,085
Surrenders and other withdrawals	(6,715)	(9,571)	(7,565)
Death benefits	(1,700)	(1,721)	(1,667)

Net inflows (outflows)	(3,067)	(4,016)	(4,147)
Change in fair value of underlying investments, interest credited, net of fees	1,875	1,902	1,970

Balance, end of year	$47,202	$48,394	$50,508

Individual variable annuities
Balance, beginning of year	$23,593	$33,108	$31,093
Deposits	891	3,455	4,472
Surrenders and other withdrawals	(2,667)	(4,240)	(4,158)
Death benefits	(404)	(480)	(497)

Net inflows (outflows)	(2,180)	(1,265)	(183)
Change in fair value of underlying investments, interest credited, net of fees	3,224	(8,250)	2,198

Balance, end of year	$24,637	$23,593	$33,108

Total Domestic Retirement Services
Balance, beginning of year	$128,848	$151,725	$148,135
Deposits	12,440	17,912	17,088
Surrenders and other withdrawals	(16,615)	(20,504)	(18,274)
Death benefits	(2,379)	(2,447)	(2,426)

Net inflows (outflows)	(6,554)	(5,039)	(3,612)
Change in fair value of underlying investments, interest credited, net of fees	12,964	(17,838)	7,202

Balance, end of year, excluding runoff	135,258	128,848	151,725
Individual annuities runoff	4,637	5,079	5,690
GICs runoff	8,536	14,608	24,890

Balance at end of year	$148,431	$148,535	$182,305

General and separate account reserves and mutual funds
General account reserve	$94,912	$103,748	$113,691
Separate account reserve	45,444	38,499	60,461

Total general and separate account reserves	140,356	142,247	174,152
Group retirement mutual funds	8,075	6,288	8,153

Total reserves and mutual funds	$148,431	$148,535	$182,305

28

American International Group, Inc., and Subsidiaries
2009 and 2008 Comparison
     Deposits have been negatively affected by lower AIG ratings and the lingering effects of negative AIG publicity. For individual variable annuities, the decrease in 2009 compared to 2008 is also attributable to a general decline in industry sales volumes. Individual fixed and variable annuity sales have decreased due to the temporary suspension of product sales at certain selling organizations due to the effect of the AIG events. However, deposits for individual fixed annuities increased in the second half of 2009 primarily due to increased demand for guaranteed products as well as reinstatement of sales at certain financial institutions that had previously suspended sales.
     Surrenders and other withdrawals increased in 2009 for group retirement products primarily due to higher large group surrenders. However, surrender rates and withdrawals have improved for individual fixed annuities and individual variable annuities.
2008 and 2007 Comparison
     Deposits were negatively affected by the AIG ratings downgrades and AIG’s liquidity issues commencing in September 2008. The decrease in group retirement products deposits was due to a decline in both group annuity deposits and group mutual fund deposits. The improvement in individual fixed annuity deposits was due to a steepened yield curve, providing the opportunity to offer higher interest crediting rates than certificates of deposits and mutual fund money market rates available at the time. Both group retirement products and individual fixed annuities deposits decreased after the AIG ratings downgrades. Individual variable annuity product sales declined due to the AIG ratings downgrades and continued weakness in the equity markets.
     Group retirement products and individual annuities surrenders and other withdrawals increased in all three product lines in 2008 compared to 2007 primarily due to the AIG ratings downgrades and AIG’s liquidity issues.
The following table presents reserves by surrender charge category and surrender rates:

	Group	Individual	Individual
At December 31,	Retirement	Fixed	Variable
(in millions)	Products*	Annuities	Annuities

2009
No surrender charge	$47,854	$11,444	$11,161
0% – 2%	1,509	3,054	4,094
Greater than 2% – 4%	1,918	5,635	2,066
Greater than 4%	3,213	23,885	6,758
Non-Surrenderable	850	3,184	558

Total Reserves	$55,344	$47,202	$24,637

Surrender rates	12.3%	14.4%	12.1%

2008
No surrender charge	$43,797	$10,287	$8,594
0% – 2%	1,320	3,043	3,097
Greater than 2% – 4%	1,714	6,711	2,187
Greater than 4%	2,710	25,110	7,663
Non-Surrenderable	1,032	3,243	2,052

Total Reserves	$50,573	$48,394	$23,593

Surrender rates	10.5%	18.8%	14.9%

*	Excludes mutual funds of $8.1 billion and $6.3 billion in 2009 and 2008, respectively.
Foreign Life Insurance & Retirement Services Operations
     AIG’s Foreign Life Insurance & Retirement Services operations include life insurance, retirement planning, accident and health insurance, as well as savings and investment products for consumers and businesses. The Foreign Life Insurance & Retirement Services products are sold through independent producers, career agents, financial institutions and direct marketing channels.

29

American International Group, Inc., and Subsidiaries
     In managing its Foreign Life Insurance & Retirement Services businesses, AIG analyzes the operating performance of each business using pre-tax income (loss) before net realized capital gains (losses). Pre-tax income (loss) before net realized capital gains (losses) is not a substitute for pre-tax income determined in accordance with U.S. GAAP. However, AIG believes that the presentation of pre-tax income (loss) before net realized capital gains (losses) enhances the understanding of the operating performance of the Foreign Life Insurance & Retirement Services businesses by highlighting the results from ongoing operations and the underlying profitability of its businesses. The reconciliations to pre-tax income are provided in the table that follows.
     In order to better align financial reporting with the manner in which AIG’s chief operating decision makers review the businesses to make decisions about resources to be allocated and to assess performance, beginning in 2009, the Foreign Life Insurance & Retirement Services results include the equity income (loss) from certain equity method investments, which were previously included as part of AIG’s Other operations category. Prior period amounts have been revised to conform to the current presentation.
     Following the classification of ALICO, AIG Star and AIG Edison as discontinued operations (see Note 2 to the Consolidated Financial Statements), AIG’s remaining Foreign Life Insurance & Retirement Services operations are conducted through AIA Group Limited (AIA) and American International Reinsurance Company Limited (AIRCO).
Foreign Life Insurance & Retirement Services Results
The following table presents Foreign Life Insurance & Retirement Services results, which consist of a single reporting unit:

				Percentage Increase/
Years Ended December 31,				(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Premiums and other considerations	$9,324	$10,272	$9,417	(9)%	9%
Net investment income	5,258	(829)	4,117	—	—
Policyholder benefits and claims incurred	10,465	4,553	9,949	130	(54)
Policy acquisition and other expenses	2,616	3,054	1,475	(14)	107

Pre-tax income before net realized capital gains (losses)	1,501	1,836	2,110	(18)	(13)
Net realized capital gains (losses)	419	(2,498)	142	—	—

Pre-tax income (loss)	$1,920	$(662)	$2,252	—%	—%

     AIG transacts business in most major foreign currencies and therefore Premiums and other considerations reported in U.S. dollars vary by volume and from changes in foreign currency to U.S. dollar translation exchange rates.
The following table summarizes the effect of changes in foreign currency exchange rates on Foreign Life Insurance & Retirement Services Premiums and other considerations:

Years Ended December 31,	2009	2008

Increase (decrease) in original currency*	(4.0)%	8.4%
Foreign exchange effect	(5.2)	0.7

Increase (decrease) growth as reported in U.S. dollars	(9.2)%	9.1%

*	Computed using a constant exchange rate each period.
2009 and 2008 Comparison
     Premiums and other considerations declined due to generally weak economic conditions and lower fee income related to investment-linked products. Net investment income increased significantly in 2009 compared to 2008 due to policyholder trading gains which increased $5.7 billion and higher partnership and mutual fund income. Policyholder trading gains (losses) are offset by a change in policyholder benefits and claims incurred. The decrease in policy acquisition and other expenses resulted from lower new business sales.

30

American International Group, Inc., and Subsidiaries
     Pre-tax income before net realized capital losses for Foreign Life Insurance & Retirement Services declined in 2009 compared to 2008 primarily due to the following:
•	a $134 million loss recognition charge related to the Philippine operations;

•	lower assets under management in investment-linked and retirement services portfolios in Asia;

•	lower investment margins due to de-risking activities and higher short-term liquidity in certain businesses;

•	actuarial charges in 2009 of $91 million for changes in estimate related to the ongoing project to increase standardization of AIG’s actuarial systems and processes compared to a benefit of $151 million in 2008. and

•	negative effect from the change in foreign exchange rates.
     These declines were partially offset by higher partnership and mutual fund income, net of policyholder trading gains and policyholder participating share, which amounted to $17 million of income in 2009 compared to losses of $260 million in 2008.
     Pre-tax income for Foreign Life Insurance & Retirement Services in 2009 reflected a decline in net realized capital losses compared to 2008 due principally to a significant decline in other-than-temporary impairments.
2008 and 2007 Comparison
     Premiums and other considerations increased primarily due to strong renewal premium growth in Asia and surrender related revenues in Korea. Net investment income declined in 2008 compared to 2007 largely due to policyholder trading losses of $3.4 billion in 2008 compared to gains of $1.4 billion in 2007. The increase in policy acquisition and other expenses was primarily due to higher DAC amortization related to higher surrender benefits as a result of the implementation of the new fair value accounting standard in 2008, benefits related to actuarial adjustments in 2007 and the effect of foreign exchange.
     Pre-tax income before net realized capital gains (losses) for Foreign Life Insurance & Retirement Services decreased in 2008 compared to 2007 primarily due to lower partnership and mutual fund income.
     Partially offsetting this decline was the following:
•	the effect of growth in the underlying business in force and the positive effect of foreign exchange; and

•	remediation related charges of $101 million in 2007.
     The pre-tax loss for Foreign Life Insurance & Retirement Services in 2008 reflected higher net realized capital losses compared to 2007 due principally to significant other-than-temporary impairments in 2008.
Foreign Life Insurance & Retirement Services Sales and Deposits*
The following table summarizes first year premium, single premium and annuity deposits for Foreign Life Insurance & Retirement Services:

				Percentage Increase (Decrease)
				2009 vs 2008		2008 vs 2007
Years Ended December 31,					Original		Original
(in millions)	2009	2008	2007	U.S. $	Currency	U.S. $	Currency

First year premium	$1,727	$2,128	$2,097	(19)%	(13)%	1%	7%
Single premium	999	2,157	3,096	(54)	(53)	(30)	(32)
Annuity deposits	66	715	1,040	(91)	(90)	(31)	(28)

*	Excludes divested operations.

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American International Group, Inc., and Subsidiaries
2009 and 2008 Comparison
     First year premium sales in 2009 decreased compared to 2008 primarily due to lower life insurance and personal accident sales, which were partially offset by higher group products sales in Australia. In Asia, life insurance sales of investment-linked products were adversely affected by equity market performance and the negative effect of foreign exchange translation.
     Single premium sales in 2009 declined primarily due to lower sales of investment-linked products in Asia reflecting customer concerns about equity markets performance earlier in the year.
2008 and 2007 Comparison
     First year premium sales in 2008 increased slightly compared to 2007 primarily due to the positive effect of foreign exchange. Single premium sales declined in 2008 from the impact of adverse equity markets.
Financial Services Operations
     AIG’s Financial Services subsidiaries engage in diversified activities including commercial aircraft and equipment leasing and capital markets transactions which are conducted through ILFC and Capital Markets. Following the classification of AGF as discontinued operations in the third quarter of 2010, AIG’s remaining consumer finance businesses are now reported in AIG’s Other operations category as part of Noncore businesses.
     During the third quarter of 2010, AIG’s Asset Management group undertook the management responsibilities for non-derivative assets and liabilities of the Capital Markets businesses of the Financial Services segment. Accordingly, gains and losses related to these assets and liabilities, primarily consisting of credit valuation adjustment gains and losses are reported in AIG’s Other operations category as part of Asset Management — Direct Investment Business. The remaining capital markets derivatives business continues to be reported in the Financial Services segment as part of Capital Markets results.
     Intercompany interest expense related to loans from AIG Funding to Capital Markets is no longer being allocated to Capital Markets from Other Operations.
     Prior period amounts have been revised to conform to the current presentation for the above changes.
Aircraft Leasing
     AIG’s Aircraft Leasing operations are the operations of ILFC, which generates its revenues primarily from leasing new and used commercial jet aircraft to foreign and domestic airlines. Revenues also result from the remarketing of commercial jet aircraft for ILFC’s own account, and remarketing and fleet management services for airlines and other aircraft fleet owners.
Capital Markets
     Capital Markets engaged as a principal in a wide variety of financial transactions, including standard and customized financial products involving commodities, credit, currencies, energy, equities and interest rates. Given the extreme market conditions experienced in 2008, downgrades of AIG’s credit ratings by the rating agencies and AIG’s intent to refocus on its core businesses, in late 2008, Capital Markets began to unwind its businesses and portfolios, including those associated with credit protection written through credit default swaps on super senior risk tranches of diversified pools of loans and debt securities.
     Historically, AIG’s Capital Markets operations derived a significant portion of their revenues from hedged financial positions entered into in connection with counterparty transactions. Capital Markets has also participated as a dealer in a wide variety of financial derivatives transactions.

32

American International Group, Inc., and Subsidiaries
Financial Services Results
Financial Services results were as follows:

				Percentage Increase/
Years Ended December 31,				(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Revenues:
Aircraft Leasing	$5,288	$5,075	$4,694	4%	8%
Capital Markets	1,166	(30,559)	(9,979)	—	—
Other, including intercompany adjustments	572	323	321	77	1

Total	$7,026	$(25,161)	$(4,964)	—%	—%

Pre-tax income (loss):
Aircraft Leasing	$1,385	$1,116	$873	24%	28%
Capital Markets	684	(30,697)	(10,557)	—	—
Other, including intercompany adjustments	(63)	(205)	(2)	—	—

Total	$2,006	$(29,786)	$(9,686)	—%	—%

2009 and 2008 Comparison
     Financial Services reported pre-tax income in 2009 compared to a very significant pre-tax loss in 2008 primarily due to the following:
•	unrealized market valuation gains related to Capital Markets super senior credit default swap portfolios of $1.4 billion in 2009 and unrealized market valuation losses of $28.6 billion in 2008. The effect on operating results related to the continued wind-down of Capital Markets’ portfolios in 2009 partially offset the unrealized market valuation gains related to Capital Markets’ credit default swap portfolios.

•	ILFC pre-tax income increased 24 percent or $269 million in 2009 compared to 2008. Rental revenues increased $332 million and interest expense decreased $212 million in 2009 compared to 2008. The rental revenues increase was driven to a large extent by a larger aircraft fleet and the interest expense decrease resulted from lower composite borrowing rates. These results were partially offset by higher depreciation expense and provision for overhauls, lower flight equipment marketing revenue, and aircraft impairment charges in 2009 of $51 million.
2008 and 2007 Comparison
     Financial Services reported increased pre-tax losses in 2008 and 2007 primarily due to the following:
•	Capital Markets’ unrealized market valuation losses related to its super senior credit default swap portfolios of $28.6 billion and $11.5 billion in 2008 and 2007, respectively.

•	ILFC generated strong pre-tax income growth in 2008 compared to 2007, driven to a large extent by a larger aircraft fleet, higher lease rates and lower composite borrowing rates.

•	The net loss in the Other reporting unit resulted primarily from the change in fair value of interest rate swaps on economically hedged exposures.
Capital Markets Results
2009 and 2008 Comparison
     Capital Markets reported a pre-tax gain in 2009 compared to a very significant pre-tax loss in 2008 primarily due to a market valuation gain in 2009 compared to a loss in 2008 on its super senior credit default swap portfolio. Capital Markets’ results also reflect the effects of its wind-down activities. The net pre-tax results were also affected by efforts initiated during the first half of 2008 to preserve liquidity. As a result of AIG’s intention to refocus on its core business, Capital Markets began unwinding its businesses and portfolios.

33

American International Group, Inc., and Subsidiaries
     Capital Markets recognized an unrealized market valuation gain of $1.4 billion in 2009 compared to an unrealized market valuation loss of $28.6 billion in 2008, representing the change in fair value of its super senior credit default swap portfolio. The principal components of the valuation gains and losses recognized were as follows:
•	Capital Markets recognized an unrealized market valuation gain of $1.9 billion in 2009 with respect to CDS transactions in the corporate arbitrage portfolio, compared to an unrealized market valuation loss of $2.3 billion in 2008. During 2009, the valuation of these contracts benefited from the narrowing of corporate credit spreads, while these spreads widened dramatically during 2008.

•	Capital Markets recognized an unrealized market valuation loss of $669 million in 2009 with respect to CDS transactions written on multi-sector CDOs, compared to unrealized market valuation losses of $25.7 billion in 2008. The decrease in the unrealized market valuation loss on this portfolio was largely due to the substantial decline in outstanding net notional amount resulting from the termination of CDS contracts in the fourth quarter of 2008 in connection with the ML III transaction.

•	During the fourth quarter of 2009, one counterparty notified AIG that it would not terminate early two of its prime residential mortgage transactions. With respect to these two transactions, the counterparty no longer has any rights to terminate the transactions early and is required to pay AIG fees on the original notional amounts reduced only by realized losses through the final maturity. Because these two transactions have weighted average lives that are considerably less than their final legal maturities, there is value to AIG due to the counterparty paying its contractual fees beyond the date at which the net notional amounts have fully amortized through the final legal maturity date. As a result, an unrealized market valuation gain of $137 million was recorded in 2009. This gain was partially offset by losses on the mezzanine tranches of those same transactions.
     During 2009, Capital Markets:
•	recognized a gain of $240 million on credit default swap contracts referencing single-name exposures written on corporate, index and asset backed credits which are not included in the super senior credit default swap portfolio, compared to a net loss of $888 million in 2008;

•	incurred a net gain of $827 million (including $52 million of gains reflected in the unrealized market valuation gain on super senior credit default swaps) as compared to a loss of $807 million (including $185 million of losses reflected in the unrealized market valuation loss on super senior credit default swaps) in 2008, representing the impact of credit valuation adjustments on Capital Markets’ derivative assets and liabilities; and

•	incurred an additional charge of $198 million related to a transaction entered into in 2002 whereby Capital Markets guaranteed obligations under leases of office space from a counterparty.
     Historically, the most significant component of Capital Markets operating expenses was compensation. For 2009, compensation expense was approximately $98 million, or 19 percent of operating expenses. In addition, Capital Markets recognized $153 million in expenses related to pre-existing retention plans and related asset impairment and other expenses. Due to the significant losses recognized by Capital Markets during 2008, the entire amount of $563 million accrued under Capital Markets’ various deferred compensation plans and special incentive plan was reversed in 2008. Total compensation expense in 2008 was $426 million including retention awards.
2008 and 2007 Comparison
     Capital Markets’ pre-tax loss increased significantly in 2008 compared to 2007 primarily related to its super senior multi-sector CDO credit default swap portfolio. The 2008 net pre-tax loss was driven by the extreme market conditions experienced during 2008 and the effects of downgrades of AIG’s credit ratings by the rating agencies.
     AIG recognized an unrealized market valuation loss of $28.6 billion in 2008 compared to $11.5 billion in 2007, representing the change in fair value of its super senior credit default swap portfolio. The principal components of the loss recognized in 2008 were as follows:
•	Approximately $25.7 billion of the loss relates to derivatives written on the super senior tranches of multi-sector CDOs. The material decline in the fair value of these derivatives was caused by significant deterioration in the

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American International Group, Inc., and Subsidiaries
pricing and credit quality of RMBS, CMBS and CDO securities. Included in this amount is a loss of $4.3 billion with respect to the change in fair value of transactions outstanding at December 31, 2008 having a net notional amount of $12.6 billion. Also included in the unrealized market valuation losses on Capital Markets’ super senior credit default swap portfolio are losses of approximately $995 million that were subsequently realized through payments to counterparties to acquire at par value the underlying CDO securities with fair values that were less than par. Further, included in the unrealized market valuation losses on Capital Markets’ super senior credit default swap portfolio are losses of approximately $21.1 billion that were subsequently realized through the termination of contracts through the ML III transaction. See Note 6 to the Consolidated Financial Statements.

•	Approximately $2.3 billion relates to derivatives written as part of the corporate arbitrage portfolio. The decline in the fair value of these derivatives was caused by the continued significant widening in corporate credit spreads.

•	A total of $379 million relates to the decline in fair value of a transaction in the regulatory capital portfolio where Capital Markets no longer believes the credit default swap is used by the counterparty to obtain regulatory capital relief.
     During 2008, Capital Markets recognized a loss of $888 million on credit default swap contracts referencing single-name exposures written on corporate, index and asset backed credits, which are not included in the super senior credit default swap portfolio, compared to a net gain of $370 million in 2007. In addition, Capital Markets incurred a net loss of $807 million (including $185 million of losses reflected in the unrealized market valuation loss on super senior credit default swaps) in 2008, representing the impact of credit valuation adjustments on Capital Markets’ derivative assets and liabilities.
Other Operations
     AIG’s Other operations includes results from Parent & Other operations, after allocations to AIG’s business segments, Mortgage Guaranty operations, Asset Management operations, non-core businesses and fair value changes in ML III.
Parent & Other
     AIG’s Parent & Other operations consist primarily of interest expense, restructuring costs, expenses of corporate staff not attributable to specific reportable segments, expenses related to efforts to improve internal controls, corporate initiatives, certain compensation plan expenses, corporate level net realized capital gains and losses, certain litigation related charges and net gains and losses on sales of divested businesses.
Other Businesses
     Other businesses include results of Mortgage Guaranty, Asset Management operations, non-core businesses and fair value changes in ML III. Certain businesses that have been divested or are being wound down or repositioned.
     The following changes were made to AIG’s segment information to align financial reporting with changes made during third quarter of 2010 to the manner in which AIG’s chief operating decision makers review the businesses to make decisions about allocation of resources and to assess performance of these operations:
•	The remaining consumer finance businesses are now reported in AIG’s Other operations category as part of Noncore businesses;

•	AIG’s Asset Management group undertook the management responsibilities for non-derivative assets and liabilities of the Capital Markets businesses of the Financial Services segment. Accordingly, gains and losses related to these assets and liabilities, primarily consisting of credit valuation adjustment gains and losses, are reported in AIG’s Other operations category as part of Asset Management — Direct Investment Business. The remaining capital markets derivatives business continues to be reported in the Financial Services segment as part of Capital Markets results; and

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American International Group, Inc., and Subsidiaries
•	Intercompany interest expense related to loans from AIG Funding to Capital Markets is no longer allocated to Capital Markets from Other operations.
     In order to better align financial reporting with the manner in which AIG’s chief operating decision makers review the businesses to make decision about allocation of resources and to assess performance of these operations, the following changes were made during 2009:
•	The results for Mortgage Guaranty, Transatlantic, 21st Century Insurance Group and Agency Auto Division, excluding the results of the Private Client Group, (21st Century) and HSB Group, Inc. (HSB), previously reported as part of the General Insurance reportable segment, are now included in AIG’s Other operations category;

•	In September, 2009, AIG entered into an agreement to sell its investment advisory and third party Institutional Asset Management businesses. This sale will exclude those asset management businesses providing traditional fixed income asset and liability management for AIG’s insurance company subsidiaries and the AIG Global Real Estate investment management business as well as proprietary real estate and private equity investments. AIG expects to continue relationships with the divested businesses for other investment management services used by its insurance company subsidiaries. As a result of the sale, results for these businesses are now included in AIG’s Other operations category;

•	Gains and losses on sales of divested businesses which were previously included in the respective segments of AIG are now included in AIG’s Other operations category; and

•	Foreign General Insurance and Foreign Life Insurance & Retirement Services results include the equity income (loss) from certain equity method investments, which were previously included as part of AIG’s Other operations category.
     Prior period amounts have been revised to conform to the current presentation for the above changes.

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American International Group, Inc., and Subsidiaries
Other Results
The pre-tax income (loss) of AIG’s Other operations was as follows:

				Percentage Increase/
Years Ended December 31,				(Decrease)
(in millions)	2009	2008	2007	2009 vs. 2008	2008 vs. 2007

Parent & Other:
Intercompany interest income, net	$647	$214	$104	202%	106%
Interest expense on FRBNY Credit Facility:
Accrued and compounding interest	(2,022)	(2,116)	—	—	—
Amortization of prepaid commitment asset	(8,359)	(9,279)	—	—	—

Total interest expense on FRBNY Credit Facility(a)	(10,381)	(11,395)	—	—	—
Other interest expense	(2,035)	(1,919)	(1,315)	—	—
Unallocated corporate expenses	(1,149)	(967)	(649)	—	—
Restructuring expenses	(422)	(195)	—	—	—
Change in fair value of ML III(b)	(1,401)	(900)	—	—	—
Net realized capital gains (losses)	900	(1,218)	(265)	—	—
Net loss on sale of divested businesses	(1,271)	—	—	—	—
Other miscellaneous, net	111	73	63	52%	16%

Total Parent & Other	$(15,001)	$(16,307)	$(2,062)	—%	—%

Other businesses:
Mortgage Guaranty	$(1,688)	$(2,488)	$(641)	—%	—%
Asset Management:
Direct Investment Business	(322)	(13,548)	(570)	—	—
Institutional Asset Management	(1,303)	(255)	653	—	—
Noncore businesses	120	(1,232)	954	—	—
Change in fair value of ML III(b)	1,820	—	—	—	—

Total Other businesses	$(1,373)	$(17,523)	$396	—%	—%

Total Other operations	$(16,374)	$(33,830)	$(1,666)	—%	—%

(a)	Includes interest expense of $626 million and $389 million for 2009 and 2008, respectively, allocated to discontinued operations in consolidation.

(b)	Parent & Other contributed its equity interest in ML III to an AIG subsidiary, reported above in Other businesses, during the second quarter of 2009.
Parent & Other
     Parent & Other pre-tax loss decreased in 2009 compared to 2008 primarily due to net realized capital gains in 2009 compared to losses in 2008 and a decline in interest expense on the FRBNY Credit Facility. See Consolidated Results — Interest Expense herein for further discussion of the decline in interest expense. Additionally, Parent & Other pre-tax loss in 2009 includes a decline in fair value of AIG’s equity interest in ML III, restructuring expenses, and net losses on sales of divested businesses. The increased pre-tax loss in 2008 compared to 2007 largely resulted from interest expense on the FRBNY Credit Facility.

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American International Group, Inc., and Subsidiaries
The following table summarizes the net loss on sale of divested businesses:

Year Ended December 31, 2009
(in millions)	Gain/(loss)

Transatlantic	$(497)
21st Century	(416)
Consumer Finance businesses	(375)
A.I. Credit	(287)
AIG Private Bank	111
AIG Life Canada	111
HSB	177
Other businesses	(95)

Total	$(1,271)

Other Businesses
Mortgage Guaranty
     The main business of the subsidiaries of UGC is the issuance of residential mortgage guaranty insurance, both domestically and internationally, that covers the first loss for credit defaults on high loan-to-value conventional first-lien mortgages for the purchase or refinance of one- to four-family residences.
     Mortgage Guaranty’s pre-tax loss for 2009 decreased compared to 2008. The decreased pre-tax loss reflects a decline in loss and loss expenses incurred of $394 million combined with a $483 million reduction in operating expenses as a result of the recognition of a premium deficiency reserve of $222 million in 2008 and the release of the entire $222 million premium deficiency reserve in 2009. Domestic first-lien and second-lien businesses reported pre-tax losses of $1.06 billion and $283 million, respectively, for 2009 which were $72 million and $902 million, respectively, lower than 2008. These reductions in pre-tax losses reflect the declines in loss and loss expenses of $154 million for first liens and $443 million for second liens in addition to the release of the second-lien premium deficiency reserve in 2009. The improved operating results correspond with the relative slowing of declines in domestic housing values and, primarily in the case of second liens, the recognition of stop loss limits on certain policies. Domestic private student loans and international businesses pre-tax losses of $70 million and $261 million, respectively, for 2009 were $71 million and $104 million higher, respectively, than during 2008.
     Mortgage Guaranty pre-tax loss increased in 2008 compared to 2007 due to sharply declining housing values, increased mortgage foreclosures and the recognition of a premium deficiency reserve on the second-lien business. The domestic first-lien pre-tax loss increased by $1.0 billion in 2008 to $1.1 billion compared to 2007 while the second-lien pre-tax loss of $1.2 billion in 2008, which includes the recognition of a $222 million premium deficiency reserve, increased $656 million compared to 2007.
     During 2008, UGC tightened underwriting guidelines and increased premium rates for its first-lien business, ceased insuring new second-lien loans as of September 30, 2008 and during the fourth quarter of 2008 ceased insuring new private student loan business and suspended insuring new business throughout its European operations. All of these actions were in response to the worsening conditions in the global housing markets and resulted in a significant decline in new business written during the second half of 2008 and throughout 2009. This is reflected in 2009 new insurance written of $14 billion which was 61 percent below 2008 levels. Earned premiums during 2009 of $1.0 billion were 1 percent below 2008 earned premiums, reflecting the high level of persistency in the older books of business resulting from relatively consistent mortgage interest rates, tightening of refinancing requirements throughout the mortgage market and a weak domestic residential resale market.

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American International Group, Inc., and Subsidiaries
     UGC, like other participants in the mortgage insurance industry, has made claims against various counterparties in relation to alleged underwriting failures, and received similar claims from counterparties. These claims and counterclaims allege breach of contract, breach of good faith and fraud among other allegations.
     In December 2009, UGC entered into two stock purchase agreements for the sales of its Canadian and Israel operations. The Israel transaction closed on January 21, 2010 and the Canadian transaction is expected to close during the first half of 2010.
     UGC’s domestic first-lien mortgage risk in force totaled $26.4 billion as of December 31, 2009 and the 60+ day delinquency ratio was 17.8 percent (based on number of policies, consistent with mortgage industry practice) compared to domestic first-lien mortgage risk in force of $27.1 billion and a delinquency ratio of 10.7 percent at December 31, 2008.
     The second-lien risk in force at December 31, 2009 totaled $2.5 billion compared to $2.9 billion of risk in force at December 31, 2008. Risk in force represents the full amount of second-lien loans insured reduced for contractual aggregate loss limits on certain pools of loans, usually 10 percent of the full amount of loans insured in each pool. Certain second-lien pools have reinstatement provisions.
Asset Management Operations
     AIG’s Asset Management operations include the results of Direct Investment Business and Institutional Asset Management business. Direct Investment Business includes results for the Matched Investment Program, AIG Global Real Estate and changes in value due to credit spread movements on non-derivative assets and liabilities of Capital Markets now managed by the Asset Management Group. The Institutional Asset Management businesses include AIG’s internal asset management business and AIG Markets, which acts as a derivative intermediary transacting with AIG and its subsidiaries and third parties.
     On March 26, 2010, AIG completed the sale of its third party asset management business. The results of operations from January 1 through the closing of the sale are included in the Institutional Asset Management results. Subsequent to the sale of AIG’s third party asset management business, the revenues of the Institutional Asset Management business are derived from providing asset management services to AIG and its subsidiaries. Direct Investment Business’ operating results are impacted by performance in the credit, equity and real estate markets.
Direct Investment Business Results
     The revenues and pre-tax income (loss) for these operations are affected by the general conditions in the equity and credit markets. In addition, net realized gains are contingent upon investment maturity levels and market conditions.
2009 and 2008 Comparison
     Direct Investment Business reported a lower pre-tax loss in 2009 compared to 2008 due to significantly lower other-than-temporary impairments on fixed maturity investments driven by improved credit environment and the adoption of the new accounting standard on other-than-temporary impairments. Also contributing to the improvement were fair value gains on single name credit default swap investments offset by increased net fair value losses on foreign exchange and interest rate derivatives not qualifying for hedge accounting treatment.
     AIG enters into derivative arrangements to hedge the effect of changes in currency and interest rates associated with the fixed and floating rate and foreign currency denominated obligations issued under these programs. Some of these hedging relationships do not qualify for hedge accounting treatment and therefore create volatility in operating results despite being effective economic hedges. Further, Direct Investment Business invests in short single name credit default swaps in order to obtain unfunded credit exposure.

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American International Group, Inc., and Subsidiaries
The following table presents credit valuation adjustment gains (losses) included in Direct Investment Business (excluding intercompany transactions):

			AIG’s Own
	Counterparty		Credit
	Credit		Valuation
	Valuation		Adjustment
	Adjustment		on
(in millions)	on Assets		Liabilities

Year Ended December 31, 2009
Bond trading securities	$2,095	Notes and bonds payable	$(163)
Loans and other assets	(48)	Hybrid financial instrument liabilities	(83)
		GIAs	172
		Other liabilities	(12)

Increase in assets	$2,047	Increase in liabilities	$(86)

Net pre-tax increase to Other income	$1,961

Year Ended December 31, 2008
Bond trading securities	$(8,928)	Notes and bonds payable	$248
Loans and other assets	(61)	Hybrid financial instrument liabilities	646
		GIAs	(415)
		Other liabilities	55

Decrease in assets	$(8,989)	Decrease in liabilities	$534

Net pre-tax decrease to Other income	$(8,455)

     In 2009, Direct Investment Business recognized a net gain of $2.0 billion representing the effect of changes in credit spreads on the valuation of non-derivative assets and liabilities for which the fair value option was elected. The gain in 2009 was primarily the result of tightening of spreads on asset-backed securities and CDOs, which represent a significant segment of Direct Investment Business’ investment portfolio.
     In 2008, Direct Investment Business recognized a loss of $8.5 billion representing the effect of changes in credit spreads on the valuation of non-derivative assets and liabilities. Historically, AIG’s credit spreads and those on Direct Investment Business assets moved in a similar fashion. This relationship began to diverge during second quarter of 2008 and continued to diverge through the end of the year. While AIG’s credit spreads widened significantly during 2008, the credit spreads on the Asset-backed securities (ABS) and CDO products, which represent a significant portion of Direct Investment Business’ investment portfolio, widened even more. The losses on Direct Investment Business assets more than offset the net gain on its liabilities that were driven by the significant widening in AIG’s credit spreads. The net gain on Direct Investment Business liabilities was reduced by the effect of posting collateral and the early terminations of GIAs, term notes and hybrid term notes. Included in the 2008 pre-tax loss is the transition amount of $291 million related to the adoption of new accounting standards on fair value measurements and fair value option for financial assets and financial liabilities.
2008 and 2007 Comparison
     Direct Investment Business reported increased pre-tax losses in 2008 compared to 2007 due to significant net mark-to-market losses on the non-derivative assets and liabilities along with other-than-temporary impairments on fixed income securities and impairments on real estate investments. Also contributing to the increase loss were net mark-to-market losses on interest rate and foreign hedges not qualified for hedge accounting treatment; and higher net mark-to-market losses on credit default swap investments held by Direct Investment Business due to the widening of corporate credit spreads.
     Due to global real estate market conditions, several of AIG Global Real Estate’s investments were deemed to be impaired, and several equity investments were written off during 2008. Partially offsetting these declines were increased net foreign exchange gains on foreign denominated Direct Investment Business liabilities.

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American International Group, Inc., and Subsidiaries
Institutional Asset Management Results
2009 and 2008 Comparison
     Institutional Asset Management recognized an increased pre-tax loss in 2009 compared to 2008, primarily resulting from:
•	goodwill impairments in 2009 as substantially all of the operating unit’s goodwill was impaired in the third quarter of 2009. The third quarter 2009 assessment of the segment was negatively affected by a significant decline in the fair value of certain consolidated warehoused investments as well as the consideration of recent transaction activity. A total of $609 million in goodwill impairments was recorded in 2009, with $287 million offset in noncontrolling interests, which is not included in pre-tax income (loss);

•	Impairments of private equity investments originally acquired for warehouse purposes were driven by asset specific valuation considerations which were deemed to be other-than-temporary; and

•	a decline in unrealized carried interest revenues due to a decline in portfolio asset valuations as well as lower management fees on lower base assets under management. Unrealized carried interest revenues are impacted by asset valuation changes within the managed portfolio and typically move in tandem with the level of assets under management and related base management fees. In addition, unrealized carried interest is recognized based on each fund’s performance as of the balance sheet date. Carried interest is computed in accordance with each fund’s governing agreement and is contingent upon investment maturity levels and market conditions. Future performance may negatively affect previously recognized carried interest. Base management fees have declined from prior year periods due to lower average assets under management. The lower average asset base is a function of reduced asset values and client loss, which primarily occurred in the second half of 2008 and has since abated.
2008 and 2007 Comparison
     Institutional Asset Management recognized a pre-tax loss in 2008 compared to pre-tax income in 2007, primarily resulting from:
•	lower carried interest revenues due to lower fund performance in 2008;

•	increased losses on warehouse investments driven by depressed market conditions; and

•	losses related to the wind down of securities lending activities and expenses associated with restructuring and divesting related activities.
     Included in the 2007 results was a $398 million gain related to the sale of a portion of AIG’s investment in The Blackstone Group, LP.
Noncore businesses
•	Transatlantic
Transatlantic offers reinsurance capacity on both a treaty and facultative basis both in the U.S. and abroad. Transatlantic structures programs for a full range of property and casualty products with an emphasis on specialty risk.

On June 10, 2009, AIG closed a secondary public offering of 29.9 million shares of Transatlantic common stock owned directly and indirectly by AIG for aggregate gross proceeds of $1.1 billion. At the close of the public offering, AIG indirectly retained 13.9 percent of the Transatlantic common stock issued and outstanding. As a result, AIG deconsolidated Transatlantic, which resulted in a $1.4 billion reduction in Noncontrolling interests, a component of Total equity.

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American International Group, Inc., and Subsidiaries
•	21st Century

On July 1, 2009, AIG closed the sale of 21st Century Insurance Group and the Agency Auto Division (excluding AIG Private Client Group).

•	HSB

On March 31, 2009, AIG closed the sale of HSB, the parent company of the Hartford Steam Boiler Inspection and Insurance Company.
     Following the classification of AGF as discontinued operations in the third quarter of 2010 (see Note 2 to the Consolidated Financial Statements), AIG’s remaining Consumer Finance businesses are now reported in AIG’s Other operations category as part of Noncore businesses.
Change in Fair Value of ML III
     Gains in 2009 resulted from improvements in valuation, primarily resulting from the shortening of weighted average life from 10.9 years to 9.6 years, and the narrowing of credit spreads by approximately 100 basis points. Adversely affecting the fair value was the decrease in cash flows primarily due to an increase in projected credit losses in the underlying collateral securities.
Investments
Other-Than-Temporary Impairments
     As a result of AIG’s periodic evaluation of its securities for other-than-temporary impairments in value, AIG recorded impairment charges in earnings of $6.7 billion, $41.9 billion and $4.2 billion (including $643 million related to Direct Investment Business recorded in other income) in 2009, 2008, and 2007 respectively. To better align financial reporting with the manner in which AIG’s chief operating decision makers review the businesses to make decisions about allocation of resources and to assess performance of these operations, management responsibilities for non-derivative assets and liabilities of the Capital Markets businesses were moved to AIG’s Asset Management Group. According, the results related to these assets and liabilities are reported in AIG’s Other operations category as part of Asset Management — Direct Investment Business. Prior amounts have been have been revised to conform to the current presentation. Refer to Note 6 to the Consolidated Financial Statements for a discussion of AIG’s other-than-temporary impairment accounting policy.

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American International Group, Inc., and Subsidiaries
The following table presents other-than-temporary impairment charges in earnings by segment:

		Domestic Life	Foreign Life
		Insurance &	Insurance &
	General	Retirement	Retirement
(in millions)	Insurance	Services	Services	Other	Total

December 31, 2009
Impairment Type:
Severity	$118	$829	$48	$515	$1,510
Change in intent	186	656	68	48	958
Foreign currency declines	9	—	103	—	112
Issuer-specific credit events	589	2,260	124	1,006	3,979
Adverse projected cash flows on structured securities	1	76	33	27	137

Total	$903	$3,821	$376	$1,596	$6,696

December 31, 2008
Impairment Type:
Severity	$2,367	$17,799	$9	$3,038	$23,213
Change in intent	372	9,043	1,258	133	10,806
Foreign currency declines	—	—	1,356	—	1,356
Issuer-specific credit events	1,305	2,160	421	988	4,874
Adverse projected cash flows on structured securities	7	1,462	—	149	1,618

Total	$4,051	$30,464	$3,044	$4,308	$41,867

December 31, 2007
Impairment Type:
Severity	$69	$1,063	$29	$913	$2,074
Change in intent	83	652	61	29	825
Foreign currency declines	—	—	399	—	399
Issuer-specific credit events	229	158	34	50	471
Adverse projected cash flows on structured securities	1	336	—	106	443

Total	$382	$2,209	$523	$1,098	$4,212

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American International Group, Inc., and Subsidiaries
The following table presents other-than-temporary impairment charges in earnings by type of security and type of impairment:

				Other	Equities/Other
				Fixed	Invested
(in millions)	RMBS	CDO/ABS	CMBS	Income	Assets*	Total

December 31, 2009
Impairment Type:
Severity	$816	$471	$21	$26	$176	$1,510
Change in intent	19	8	44	715	172	958
Foreign currency declines	—	21	—	91	—	112
Issuer-specific credit events	1,929	306	451	301	992	3,979
Adverse projected cash flows on structured securities	102	35	—	—	—	137

Total	$2,866	$841	$516	$1,133	$1,340	$6,696

December 31, 2008
Impairment Type:
Severity	$14,125	$2,697	$3,831	$1,767	$793	$23,213
Change in intent	5,064	435	441	4,031	835	10,806
Foreign currency declines	—	64	—	960	332	1,356
Issuer-specific credit events	1,916	92	238	1,257	1,371	4,874
Adverse projected cash flows on structured securities	1,595	23	—	—	—	1,618

Total	$22,700	$3,311	$4,510	$8,015	$3,331	$41,867

December 31, 2007
Impairment Type:
Severity	$1,110	$703	$135	$23	$103	$2,074
Change in intent	120	—	—	653	52	825
Foreign currency declines	—	19	—	379	1	399
Issuer-specific credit events	15	1	1	122	332	471
Adverse projected cash flows on structured securities	298	137	8	—	—	443

Total	$1,543	$860	$144	$1,177	$488	$4,212

*	Includes other-than-temporary impairment charges on partnership investments and direct private equity investments.

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American International Group, Inc., and Subsidiaries
The following table presents other-than-temporary impairment charges in earnings by type of security and credit rating:

				Other	Equities/Other
				Fixed	Invested
(in millions)	RMBS	CDO/ABS	CMBS	Income	Assets*	Total

December 31, 2009
Rating:
AAA	$781	$20	$43	$—	$—	$844
AA	358	16	56	21	—	451
A	230	338	60	242	—	870
BBB	258	108	116	254	—	736
Below investment grade	1,239	328	241	595	—	2,403
Non-rated	—	31	—	21	—	52
Equities/Other invested assets	—	—	—	—	1,340	1,340

Total	$2,866	$841	$516	$1,133	$1,340	$6,696

December 31, 2008
Rating:
AAA	$13,834	$586	$2,489	$137	$—	$17,046
AA	4,048	686	633	545	—	5,912
A	1,789	1,446	1,042	1,907	—	6,184
BBB	974	415	252	1,398	—	3,039
Below investment grade	1,995	107	94	3,760	—	5,956
Non-rated	60	71	—	268	—	399
Equities/Other invested assets	—	—	—	—	3,331	3,331

Total	$22,700	$3,311	$4,510	$8,015	$3,331	$41,867

December 31, 2007
Rating:
AAA	$273	$632	$—	$72	$—	$977
AA	894	87	6	85	—	1,072
A	270	73	84	236	—	663
BBB	74	67	41	195	—	377
Below investment grade	24	—	11	531	—	566
Non-rated	8	1	2	58	—	69
Equities/Other invested assets	—	—	—	—	488	488

Total	$1,543	$860	$144	$1,177	$488	$4,212

*	Includes other-than-temporary impairment charges on partnership investments and direct private equity investments.
     AIG has recognized the other-than-temporary impairment charges (severity losses) shown above in 2009, 2008 and 2007, respectively. With the adoption of the new other-than-temporary impairments accounting standard on April 1, 2009, such severity loss charges subsequent to that date exclusively related to equity securities and other invested assets. In all prior periods, such charges primarily related to mortgage-backed, asset-backed and collateralized securities, corporate debt securities of financial institutions and other equity securities. Notwithstanding AIG’s intent and ability to hold such securities until they had recovered their cost or amortized cost basis, and despite structures that indicated, at the time, that a substantial amount of the securities should have continued to perform in accordance with original terms, AIG concluded, at the time, that it could not reasonably assert that the impairment would be temporary.
     Determinations of other-than-temporary impairments are based on fundamental credit analyses of individual securities without regard to rating agency ratings. Based on this analysis, AIG expects to receive cash flows sufficient to cover the amortized cost of all below investment grade securities for which credit losses were not recognized.
     Pricing of CMBS had been adversely affected by concerns that underlying mortgage defaults will increase. As a result, in the first quarter of 2009 prior to adopting the new other-than-temporary impairments accounting standard,

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American International Group, Inc., and Subsidiaries
AIG recognized $21 million of other-than-temporary impairment severity charges on CMBS valued at a severe discount to cost, despite the absence of any meaningful deterioration in performance of the underlying credits, because AIG concluded that it could not reasonably assert that the impairment period was temporary.
     In addition to the above severity losses, AIG recorded other-than-temporary impairment charges in 2009 and 2008 related to:
•	securities for which AIG has changed its intent to hold or sell;

•	declines due to foreign exchange rates;

•	issuer-specific credit events;

•	certain structured securities; and

•	other impairments, including equity securities, partnership investments and private equity investments.
     AIG recognized $958 million, $10.8 billion and $825 million in other-than-temporary impairment charges in 2009, 2008, and 2007, respectively, due to changes in intent.
     With respect to the issuer-specific credit events shown above, no other-than-temporary impairment charge with respect to any one single credit was significant to AIG’s consolidated financial condition or results of operations, and no individual other-than-temporary impairment charge exceeded 0.1 percent, 1.0 percent and 0.2 percent of Total equity in 2009, 2008 and 2007, respectively.
     AIG holds approximately $500 million of affordable housing tax credits as of December 31, 2009, which are carried at fair value. AIG will continue to evaluate its ability to market such credits and their appropriate fair value.
     In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, AIG generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security. The amounts of accretion recognized in earnings for 2009 and 2008 were $735 million and $634 million, respectively. Prior to 2008 there were no material amounts of accretion recorded. For a discussion of recent accounting standards affecting fair values and other-than-temporary impairments, see Notes 1 and 6 to the Consolidated Financial Statements.

46

QuickLinks
Exhibit 99.2
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

American International Group, Inc., and Subsidiaries
Exhibit 99.3
Item 8. Financial Statements and Supplementary Data
American International Group, Inc. and Subsidiaries Index to Financial Statements and Schedules

American International Group, Inc., and Subsidiaries
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of American International Group, Inc.:
     In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of American International Group, Inc. and its subsidiaries (AIG) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, AIG maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). AIG’s management is responsible for these financial statements and financial statement schedules, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control Over Financial Reporting appearing under Item 9A in the 2009 Form 10-K. Our responsibility is to express opinions on these financial statements, on the financial statement schedules, and on AIG’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.
     As described in Note 1 to the consolidated financial statements, AIG changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009, as well as the classification of non-controlling interests in partially owned consolidated subsidiaries as of January 1, 2009. Also, as of January 1, 2008, AIG adopted a new framework for measuring fair value and elected an option to report selected financial assets and liabilities at fair value. Also, on January 1, 2007 AIG changed the manner in which it accounts for internal replacements of certain insurance and investment contracts, uncertainty in income taxes, and changes or projected changes in the timing of cash flows relating to income taxes generated by leveraged lease transactions.
     As discussed in Note 1 to the consolidated financial statements, AIG has received substantial financial support from the Federal Reserve Bank of New York and the United States Department of the Treasury. AIG is dependent upon the continued financial support of the U.S. government.
     A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

2

American International Group, Inc., and Subsidiaries
     Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 2010, except with respect to our opinion on the consolidated financial statements insofar as it relates to the change in presentation of discontinued operations and segments discussed in Note 1, as to which the date is November 5, 2010.

3

American International Group, Inc., and Subsidiaries
Consolidated Balance Sheet

	December 31,	December 31,
(in millions)	2009	2008

Assets:
Investments:
Fixed maturity securities:
Bonds available for sale, at fair value (amortized cost: 2009 – $364,358; 2008 – $373,600)	$365,462	$363,042
Bond trading securities, at fair value	31,243	37,248
Securities lending invested collateral, at fair value (cost: 2009 – $320; 2008 – $3,905)	277	3,844
Equity securities:
Common and preferred stock available for sale, at fair value (cost: 2009 – $6,464; 2008 – $8,381)	9,522	8,808
Common and preferred stock trading, at fair value	8,318	6,674
Mortgage and other loans receivable, net of allowance (portion measured at fair value: 2009 – $119; 2008 – $131)	27,461	34,687
Finance receivables, net of allowance	20,327	30,949
Flight equipment primarily under operating leases, net of accumulated depreciation	44,091	43,395
Other invested assets (portion measured at fair value: 2009 – $18,888; 2008 – $24,857)	45,235	57,639
Securities purchased under agreements to resell, at fair value	2,154	3,960
Short-term investments (portion measured at fair value: 2009 – $23,975; 2008 – $19,316)	47,075	46,666

Total investments	601,165	636,912

Cash	4,400	8,642
Accrued investment income	5,152	5,999
Premiums and other receivables, net of allowance	16,549	21,088
Reinsurance assets, net of allowance	22,425	23,495
Current and deferred income taxes	4,108	11,734
Deferred policy acquisition costs	40,814	45,782
Real estate and other fixed assets, net of accumulated depreciation	4,142	5,566
Unrealized gain on swaps, options and forward transactions, at fair value	9,130	13,773
Goodwill	6,195	6,952
Other assets, including prepaid commitment asset of $7,099 in 2009 and $15,458 in 2008 (portion measured at fair value: 2009 – $288; 2008 – $369)	18,976	29,333
Separate account assets, at fair value	58,150	51,142
Assets of businesses held for sale	56,379	—

Total assets	$847,585	$860,418

See Accompanying Notes to Consolidated Financial Statements.

4

American International Group, Inc., and Subsidiaries
Consolidated Balance Sheet (Continued)

	December 31,	December 31,
(in millions, except share data)	2009	2008

Liabilities:
Liability for unpaid claims and claims adjustment expense	$85,386	$89,258
Unearned premiums	21,363	25,735
Future policy benefits for life and accident and health insurance contracts	116,001	142,334
Policyholder contract deposits (portion measured at fair value: 2009 – $5,214; 2008 – $5,458)	220,128	226,700
Other policyholder funds	13,252	13,240
Commissions, expenses and taxes payable	4,950	5,436
Insurance balances payable	4,393	3,668
Funds held by companies under reinsurance treaties	774	2,133
Securities sold under agreements to repurchase (portion measured at fair value: 2009 – $3,221; 2008 – $4,508)	3,505	5,262
Securities and spot commodities sold but not yet purchased, at fair value	1,030	2,693
Unrealized loss on swaps, options and forward transactions, at fair value	5,403	6,238
Trust deposits and deposits due to banks and other depositors (portion measured at fair value: 2009 – $15; 2008 – $30)	1,385	4,498
Other liabilities (portion measured at fair value: 2009 – $0; 2008 – $1,355)	22,503	23,273
Commercial paper and other short-term debt	—	613
Federal Reserve Bank of New York Commercial Paper Funding Facility (portion measured at fair value: 2009 – $2,742; 2008 – $6,802)	4,739	15,105
Federal Reserve Bank of New York credit facility	23,435	40,431
Other long-term debt (portion measured at fair value: 2009 – $13,195; 2008 – $16,595)	113,298	137,054
Securities lending payable	256	2,879
Separate account liabilities	58,150	51,142
Liabilities of businesses held for sale	48,599	—

Total liabilities	748,550	797,692

Commitments, contingencies and guarantees (see Note 15)
Redeemable noncontrolling interests in partially owned consolidated subsidiaries (including $211 associated with businesses held for sale in 2009)	959	1,921
AIG shareholders’ equity:
Preferred stock (See Note 16 for ownership details):
Series E; $5.00 par value; shares issued: 2009 – 400,000, at aggregate liquidation value	41,605	—
Series F; $5.00 par value; shares issued: 2009 – 300,000, aggregate liquidation value of $5,344,416,000	5,179	—
Series C; $5.00 par value; shares issued: 2009 – 100,000, aggregate liquidation value of $500,000	23,000	—
Series D; $5.00 par value; shares issued: 2009 – 0 and 2008 – 4,000,000, at aggregate liquidation value	—	40,000

Total preferred stock	69,784	40,000
Common stock, $2.50 par value; 5,000,000,000 shares authorized; shares issued: 2009 – 141,732,263; 2008 – 147,401,900	354	368
Treasury stock, at cost; 2009 – 6,661,356; 2008 – 12,918,446 shares of common stock	(874)	(8,450)
Additional paid-in capital	6,358	39,488
Accumulated deficit	(11,491)	(12,368)
Accumulated other comprehensive income (loss)	5,693	(6,328)

Total AIG shareholders’ equity	69,824	52,710

Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	24,540	—
Other (including $2,234 associated with businesses held for sale in 2009)	3,712	8,095

Total noncontrolling interests	28,252	8,095

Total equity	98,076	60,805

Total liabilities and equity	$847,585	$860,418

See Accompanying Notes to Consolidated Financial Statements.

5

American International Group, Inc., and Subsidiaries
Consolidated Statement of Income (Loss)

	Years Ended December 31,
(dollars in millions, except per share data)	2009	2008	2007

Revenues:
Premiums and other considerations	$51,239	$63,137	$61,581
Net investment income	18,987	10,453	23,933
Net realized capital gains (losses):
Total other-than-temporary impairments on available for sale securities	(6,096)	(41,409)	(3,315)
Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in Accumulated other comprehensive income	316	—	—

Net other-than-temporary impairments on available for sale securities recognized in net income (loss)	(5,780)	(41,409)	(3,315)
Other realized capital gains (losses)	570	(5,385)	67

Total net realized capital losses	(5,210)	(46,794)	(3,248)
Unrealized market valuation gains (losses) on Capital Markets super senior credit default swap portfolio	1,418	(28,602)	(11,472)
Other income (loss)	9,214	(4,769)	11,013

Total revenues	75,648	(6,575)	81,807

Benefits, claims and expenses:
Policyholder benefits and claims incurred	50,015	51,036	50,928
Policy acquisition and other insurance expenses	15,864	20,833	15,644
Interest expense	13,701	15,379	3,483
Restructuring expenses and related asset impairment and other expenses	1,149	771	—
Net loss on sale of divested businesses	1,271	—	—
Other expenses	7,418	8,101	7,018

Total benefits, claims and expenses	89,418	96,120	77,073

Income (loss) from continuing operations before income tax expense (benefit)	(13,770)	(102,695)	4,734

Income tax expense (benefit):
Current	2,802	1,049	1,745
Deferred	(4,291)	(10,732)	(1,620)

Total income tax expense (benefit)	(1,489)	(9,683)	125

Income (loss) from continuing operations	(12,281)	(93,012)	4,609
Income (loss) from discontinued operations, net of income tax expense (benefit) (See Note 2)	(32)	(7,375)	2,879

Net income (loss)	(12,313)	(100,387)	7,488

Less:
Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	—	—
Other	(1,576)	(984)	1,209

Total income (loss) from continuing operations attributable to noncontrolling interests	(1,436)	(984)	1,209
Income (loss) from discontinued operations attributable to noncontrolling interests	72	(114)	79

Total net income (loss) attributable to noncontrolling interests	(1,364)	(1,098)	1,288

Net income (loss) attributable to AIG	$(10,949)	$(99,289)	$6,200

Net income (loss) attributable to AIG common shareholders	$(12,244)	$(99,689)	$6,200

Income (loss) per common share attributable to AIG:
Basic:
Income (loss) from continuing operations	$(89.72)	$(701.73)	$26.32
Income (loss) from discontinued operations	$(0.76)	$(55.12)	$21.66
Diluted:
Income (loss) from continuing operations	$(89.72)	$(701.73)	$26.18
Income (loss) from discontinued operations	$(0.76)	$(55.12)	$21.55

Dividends declared per common share	$—	$8.40	$15.40

Weighted average shares outstanding:
Basic	135,324,896	131,714,245	129,226,796
Diluted	135,324,896	131,714,245	129,901,035

See Accompanying Notes to Consolidated Financial Statements.

6

American International Group, Inc., and Subsidiaries
Consolidated Statement of Comprehensive Income (Loss)

	Years Ended December 31,
(in millions)	2009	2008	2007

Net income (loss)	$(12,313)	$(100,387)	$7,488

Other comprehensive income (loss):
Cumulative effect of change in accounting principle	—	(162)	—
Income tax benefit on above change in accounting principle	—	57	—
Unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken	2,048	—	—
Income tax benefit (expense) on above changes	(724)	—	—
Unrealized appreciation (depreciation) of all other investments – net of reclassification adjustments	27,891	(13,966)	(8,115)
Income tax benefit (expense) on above changes	(9,802)	4,948	2,338
Foreign currency translation adjustments	2,932	(1,398)	1,420
Income tax benefit (expense) on above changes	(1,005)	356	(140)
Net derivative gains (losses) arising from cash flow hedging activities – net of reclassification adjustments	95	(156)	(133)
Income tax benefit (expense) on above changes	(32)	52	73
Change in retirement plan liabilities adjustment	370	(1,325)	173
Income tax benefit (expense) on above changes	(16)	352	(57)

Other comprehensive income (loss)	21,757	(11,242)	(4,441)

Comprehensive income (loss)	9,444	(111,629)	3,047
Comprehensive income (loss) attributable to noncontrolling interests	(1,116)	(1,369)	1,314
Comprehensive income (loss) attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	—	—

Comprehensive income (loss) attributable to AIG	$10,420	$(110,260)	$1,733

See Accompanying Notes to Consolidated Financial Statements.

7

American International Group, Inc., and Subsidiaries
Consolidated Statement of Equity

					Payments			Total
					Advanced	Retained	Accumulated	AIG
				Additional	to	Earnings/	Other	Share-	Non-
	Preferred	Common	Treasury	Paid-in	Purchase	(Accumulated	Comprehensive	holders’	controlling	Total
(in millions)	Stock	Stock	Stock	Capital	Shares	Deficit)	Income (Loss)	Equity	Interests	Equity

Balance, January 1, 2007	$—	$344	$(1,897)	$9,124	$—	$84,996	$9,110	$101,677	$5,360	$107,037

Common stock issued under stock plans	—	—	305	(98)	—	—	—	207	—	207
Payments advanced	—	—	—	—	(6,000)	—	—	(6,000)	—	(6,000)
Shares purchased	—	—	(5,104)	—	5,088	—	—	(16)	—	(16)
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	(203)	—	(203)	—	(203)
Net Income*	—	—	—	—	—	6,200	—	6,200	1,237	7,437
Dividends	—	—	—	—	—	(1,964)	—	(1,964)	—	(1,964)
Other comprehensive income (loss)	—	—	—	—	—	—	(4,467)	(4,467)	26	(4,441)
Net increase due to deconsolidation	—	—	—	—	—	—	—	—	39	39
Contributions from noncontrolling interests	—	—	—	—	—	—	—	—	2,559	2,559
Distributions to noncontrolling interests	—	—	—	—	—	—	—	—	(675)	(675)
Other	—	—	11	356	—	—	—	367	(74)	293

Balance, December 31, 2007	$—	$344	$(6,685)	$9,382	$(912)	$89,029	$4,643	$95,801	$8,472	$104,273

Consideration received for Series C preferred stock not yet issued	—	—	—	23,000	—	—	—	23,000	—	23,000
Series D issuance	40,000	—	—	—	—	—	—	40,000	—	40,000
Common stock issued	—	24	—	7,319	—	—	—	7,343	—	7,343
Common stock issued under stock plans	—	—	146	(120)	—	—	—	26	—	26
Shares purchased	—	—	(1,912)	—	1,912	—	—	—	—	—
Present value of future contract adjustment payments related to issuance of equity units	—	—	—	(431)	—	—	—	(431)	—	(431)
Payments advanced	—	—	—	—	(1,000)	—	—	(1,000)	—	(1,000)
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	(1,003)	—	(1,003)	—	(1,003)
Net loss*	—	—	—	—	—	(99,289)	—	(99,289)	(574)	(99,863)
Dividends	—	—	—	—	—	(1,105)	—	(1,105)	—	(1,105)
Other comprehensive income (loss)	—	—	—	—	—	—	(10,971)	(10,971)	(271)	(11,242)
Net decrease due to deconsolidation	—	—	—	—	—	—	—	—	(648)	(648)
Contributions from noncontrolling interests	—	—	—	—	—	—	—	—	1,651	1,651
Distributions to noncontrolling interests	—	—	—	—	—	—	—	—	(738)	(738)
Other	—	—	1	338	—	—	—	339	203	542

Balance, December 31, 2008	$40,000	$368	$(8,450)	$39,488	$—	$(12,368)	$(6,328)	$52,710	$8,095	$60,805

8

American International Group, Inc., and Subsidiaries
Consolidated Statement of Equity (Continued)

					Payments			Total
					Advanced	Retained	Accumulated	AIG
				Additional	to	Earnings/	Other	Share-	Non-
	Preferred	Common	Treasury	Paid-in	Purchase	(Accumulated	Comprehensive	holders’	controlling	Total
(in millions)	Stock	Stock	Stock	Capital	Shares	Deficit)	Income (Loss)	Equity	Interests	Equity

Series C issuance	23,000	—	—	(23,000)	—	—	—	—	—	—
Series D exchange for Series E	1,605	—	—	(1,605)	—	—	—	—	—	—
Series F drawdown	5,344	—	—	—	—	—	—	5,344	—	5,344
Series F commitment fee	(165)	—	—	—	—	—	—	(165)	—	(165)
Common stock issued under stock plans	—	1	176	(177)	—	—	—	—	—	—
Retirement of treasury stock	—	(15)	7,400	(7,385)	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	11,826	(9,348)	2,478	—	2,478
Net loss*	—	—	—	—	—	(10,949)	—	(10,949)	(1,784)	(12,733)
Other comprehensive income (loss)	—	—	—	—	—	—	21,369	21,369	388	21,757
Net decrease due to deconsolidation	—	—	—	(97)	—	—	—	(97)	(3,405)	(3,502)
Contributions from noncontrolling interests	—	—	—	—	—	—	—	—	677	677
Distributions to noncontrolling interests	—	—	—	—	—	—	—	—	(368)	(368)
Issuance of noncontrolling, non- voting, callable, junior and senior preferred interests to the Federal Reserve Bank of New York	—	—	—	—	—	—	—	—	24,400	24,400
Net income (loss) attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York	—	—	—	—	—	—	—	—	140	140
Deferred tax on issuance of preferred interests	—	—	—	(818)	—	—	—	(818)	—	(818)
Other	—	—	—	(48)	—	—	—	(48)	109	61

Balance, December 31, 2009	$69,784	$354	$(874)	$6,358	$—	$(11,491)	$5,693	$69,824	$28,252	$98,076

*	Net loss presented excludes gains (losses) of redeemable noncontrolling interests of $280 million, $(524) million, and $51 million in 2009, 2008, and 2007, respectively, and Net income attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the Federal Reserve Bank of New York of $140 million in 2009.
See Accompanying Notes to Consolidated Financial Statements.

9

American International Group, Inc., and Subsidiaries
Consolidated Statement of Cash Flows

Years Ended December 31,
(in millions)	2009	2008	2007

Summary:
Net cash provided by (used in) operating activities	$18,584	$(122)	$32,792
Net cash provided by (used in) investing activities	5,778	47,176	(67,241)
Net cash provided by (used in) financing activities	(28,997)	(40,734)	35,093
Effect of exchange rate changes on cash	533	38	50

Change in cash	(4,102)	6,358	694
Cash at beginning of period	8,642	2,284	1,590
Reclassification to assets held for sale	(140)	—	—

Cash at end of period	4,400	8,642	2,284

Cash flows from operating activities:
Net income (loss)	$(12,313)	$(100,387)	$7,488
(Income) loss from discontinued operations	32	7,375	(2,879)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Noncash revenues, expenses, gains and losses included in income (loss):
Net (gains) losses on sales of securities available for sale and other assets	(1,305)	5,020	(1,304)
Net (gains) losses on sales of divested businesses	1,271	—	—
Unrealized (gains) losses in earnings – net	(4,249)	3,435	12,400
Equity in (income) loss from equity method investments, net of dividends or distributions	1,633	7,407	(4,617)
Depreciation and other amortization	12,074	12,875	13,110
Provision for mortgage, other loans and finance receivables	1,011	368	241
Impairments of assets	9,260	46,158	4,214
Amortization of costs and accrued interest and fees related to FRBNY Credit Facility	9,638	10,829	—
Changes in operating assets and liabilities:
General and life insurance reserves	5,991	8,098	10,829
Premiums and other receivables and payables – net	2,282	(5,885)	2,452
Reinsurance assets and funds held under reinsurance treaties	(246)	(718)	912
Capitalization of deferred policy acquisition costs	(8,938)	(11,030)	(11,931)
Other policyholder funds	689	400	1,283
Current and deferred income taxes – net	(2,397)	(9,815)	(3,060)
Other assets and liabilities – net	(1,720)	(1,203)	(1,341)
Trading securities	993	2,816	(334)
Securities sold under agreements to repurchase, net of securities purchased under agreements to resell	(18)	13,951	(2,050)
Securities and spot commodities sold but not yet purchased	(1,663)	(2,027)	633
Finance receivables and other loans held for sale – originations and purchases	(65)	(209)	(651)
Sales of finance receivables and other loans – held for sale	288	221	283
Other, net	35	232	(224)

Total adjustments	24,564	80,923	20,845

Net cash provided by (used in) operating activities – continuing operations	12,283	(12,089)	25,454
Net cash provided by (used in) operating activities – discontinued operations	6,301	11,967	7,338

Net cash provided by (used in) operating activities	$18,584	$(122)	$32,792

See Accompanying Notes to Consolidated Financial Statements.

10

American International Group, Inc., and Subsidiaries
Consolidated Statement of Cash Flows (Continued)

Years Ended December 31,
(in millions)	2009	2008	2007

Cash flows from investing activities:
Proceeds from (payments for)
Sales of available for sale investments	$39,969	$91,741	$74,374
Maturities of fixed maturity securities available for sale and hybrid investments	15,778	14,744	41,694
Sales of trading securities	12,493	22,418	—
Sales or distributions of other invested assets (including flight equipment)	10,745	16,354	13,618
Sales of divested businesses, net	5,278	—	—
Principal payments received on mortgage and other loans receivable	4,282	4,357	6,675
Principal payments received on and sales of finance receivables held for investment	4,913	5,786	5,051
Funding to establish Maiden Lane III LLC	—	(5,000)	—
Purchases of available for sale investments	(58,859)	(94,981)	(113,403)
Purchases of trading securities	(4,854)	(19,717)	—
Purchases of other invested assets (including flight equipment)	(10,270)	(21,569)	(29,421)
Mortgage and other loans receivable issued	(2,763)	(3,422)	(9,414)
Finance receivables held for investment – originations and purchases	(3,520)	(6,420)	(6,421)
Change in securities lending invested collateral	2,741	48,475	(10,562)
Net additions to real estate, fixed assets, and other assets	(341)	(1,023)	(678)
Net change in short-term investments	(9,271)	(6,783)	(13,075)
Net change in derivative assets and liabilities other than Capital Markets	(127)	(1,289)	204
Other, net	212	(270)	281

Net cash provided by (used in) investing activities – continuing operations	6,406	43,401	(41,077)
Net cash provided by (used in) investing activities – discontinued operations	(628)	3,775	(26,164)

Net cash provided by (used in) investing activities	$5,778	$47,176	$(67,241)

Cash flows from financing activities:
Proceeds from (payments for)
Policyholder contract deposits	$21,546	$23,713	$26,489
Policyholder contract withdrawals	(26,258)	(36,875)	(35,639)
Change in other deposits	652	(557)	(333)
Change in commercial paper and other short-term debt	(425)	(8,912)	524
Change in Federal Reserve Bank of New York Commercial Paper Funding Facility borrowings	(10,647)	15,061	—
Federal Reserve Bank of New York credit facility borrowings	32,526	96,650	—
Federal Reserve Bank of New York credit facility repayments	(26,426)	(59,850)	—
Issuance of other long-term debt	3,452	107,324	95,414
Repayments on other long-term debt	(19,451)	(134,219)	(74,792)
Change in securities lending payable	(1,496)	(72,816)	9,884
Proceeds from issuance of Series D preferred stock	—	40,000	—
Drawdown on the Department of the Treasury Commitment	5,344	—	—
Issuance of common stock	—	7,343	—
Payments advanced to purchase shares	—	(1,000)	(6,000)
Cash dividends paid to shareholders	—	(1,628)	(1,881)
Other, net	173	573	2,244

Net cash provided by (used in) financing activities – continuing operations	(21,010)	(25,193)	15,910
Net cash provided by (used in) financing activities – discontinued operations	(7,987)	(15,541)	19,183

Net cash provided by (used in) financing activities	$(28,997)	$(40,734)	$35,093

Supplementary disclosure of cash flow information:
Cash (paid) received during the period for:
Interest	$(5,777)	$(7,437)	$(8,818)
Taxes	$(226)	$(617)	$(5,163)
Non-cash financing/investing activities:
Settlement of FRBNY Credit Facility in exchange for issuing Noncontrolling nonvoting callable, junior and senior preferred interests held by Federal Reserve Bank of New York	$25,000	$—	$—
Consideration received for preferred stock not yet issued	$—	$23,000	$—
Interest credited to policyholder accounts included in financing activities	$12,615	$2,566	$11,628
Treasury stock acquired using payments advanced to purchase shares	$—	$1,912	$5,088
Present value of future contract adjustment payments related to issuance of equity units	$—	$431	$—
Long-term debt reduction due to deconsolidations	$1,648	$—	$—
Debt assumed on acquisitions and warehoused investments	$—	$153	$791

See Accompanying Notes to Consolidated Financial Statements.

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Index of Notes to Consolidated Financial Statements

		Page

Note 1.	Summary of Significant Accounting Policies	13
Note 2.	Discontinued Operations and Held for Sale Classification	36
Note 3.	Restructuring	38
Note 4.	Segment Information	39
Note 5.	Fair Value Measurements	47
Note 6.	Investments	66
Note 7.	Lending Activities	75
Note 8.	Reinsurance	76
Note 9.	Deferred Policy Acquisition Costs	79
Note 10.	Variable Interest Entities	80
Note 11.	Derivatives and Hedge Accounting	85
Note 12.	Liability for Unpaid Claims and Claims Adjustment Expense and Future Policy Benefits for Life and Accident and Health Insurance Contracts and Policyholder Contract Deposits	95
Note 13.	Variable Life and Annuity Contracts	97
Note 14.	Debt Outstanding	99
Note 15.	Commitments, Contingencies and Guarantees	105
Note 16.	Total Equity and Earnings (Loss) Per Share	121
Note 17.	Statutory Financial Data	129
Note 18.	Share-based Employee Compensation Plans	130
Note 19.	Employee Benefits	136
Note 20.	Ownership and Transactions with Related Parties	145
Note 21.	Income Taxes	145
Note 22.	Quarterly Financial Information (Unaudited)	151
Note 23.	Information Provided in Connection With Outstanding Debt	151
Note 24.	Subsequent Events (Unaudited)	158

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Summary of Significant Accounting Policies
Basis of Presentation
     The consolidated financial statements include the accounts of American International Group, Inc. (AIG), its controlled subsidiaries, and variable interest entities in which AIG is the primary beneficiary. Entities that AIG does not consolidate but in which it holds 20 percent to 50 percent of the voting rights and/or has the ability to exercise significant influence are accounted for under the equity method.
     Certain of AIG’s foreign subsidiaries included in the consolidated financial statements report on a fiscal year ended November 30. The effect on AIG’s consolidated financial condition and results of operations of all material events occurring between November 30 and December 31 for all periods presented has been recorded.
     The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). All material intercompany accounts and transactions have been eliminated.
     In the third quarter of 2010, AIG entered into definitive agreements to sell 80 percent of American General Finance Inc. (AGF) and AIG’s Japan-based insurance subsidiaries, AIG Star Life Insurance Co., Ltd. (AIG Star) and AIG Edison Life Insurance Company (AIG Edison). In March 2010, AIG announced the sale of American Life Insurance Company (ALICO) to MetLife, Inc. (MetLife). In accordance with the accounting standard addressing the accounting for the impairment or disposal of long-lived assets, these businesses are presented as discontinued operations in the Consolidated Statement of Income (Loss), Consolidated Statement of Cash Flows and the notes to the Consolidated Financial Statements herein for all periods presented. The Consolidated Balance Sheet remains unchanged from the filing with the Securities and Exchange Commission on February 26, 2010 of the Annual Report on Form 10-K for the year ended December 31, 2009 as amended by Amendment No. 1 on Form 10-K/A filed on March 31, 2010 (2009 Annual Report on Form 10-K). See Note 2 herein for further discussion of discontinued operations and held for sale classification including allocations of interest expense to discontinued operations related to these sales and Note 4 herein for further discussion on the realignment of AIG’s segment financial reporting structure to reflect how management currently views and manages it businesses.
Use of Estimates
     The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. AIG considers that its accounting policies that are most dependent on the application of estimates and assumptions, and therefore viewed as critical accounting estimates, are those relating to items considered by management in the determination of:
•	AIG’s ability to continue as a going concern;

•	liability for general insurance unpaid claims and claims adjustment expenses;

•	future policy benefits for life and accident and health contracts;

•	recoverability of deferred policy acquisition costs (DAC);

•	estimated gross profits for investment-oriented products;

•	the allowance for finance receivable losses;

•	flight equipment recoverability;

•	other-than-temporary impairments;

•	goodwill impairment;

•	liabilities for legal contingencies;

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	estimates with respect to income taxes, including recoverability of deferred tax assets; and

•	fair value measurements of certain financial assets and liabilities, including credit default swaps and AIG’s economic interest in Maiden Lane II LLC (ML II) and equity interest in Maiden Lane III LLC (ML III) (together, the Maiden Lane Interests). See Note 5 herein.
     These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, AIG’s consolidated financial condition, results of operations and cash flows would be materially affected.
Revisions and Reclassifications
     In 2009, AIG reclassified the paid-in capital in excess of par value, net of issuance costs, related to its Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (AIG Series C Preferred Stock), Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (AIG Series D Preferred Stock) Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (AIG Series E Preferred Stock) and AIG Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (AIG Series F Preferred Stock) from Additional paid-in capital to each of the respective AIG Series C, D, E, and F Preferred Stock captions in the Consolidated Balance Sheet. Prior period amounts were reclassified to conform to the current period presentation.
     In 2009, AIG reclassified certain mutual fund investments from common stocks — trading to Other invested assets. Accordingly, the December 31, 2008 Consolidated Balance Sheet has been revised to reflect the transfer of $5.7 billion of mutual fund investments from common stocks — trading to Other invested assets. Certain other reclassifications have been made to prior period amounts to conform to the current period presentation.
     See Note 2 herein for discontinued operations and held for sale classification.
Out of Period Adjustments
     For the year ended December 31, 2009, AIG recorded out of period adjustments relating to prior years which increased Loss from continuing operations before income taxes and decreased Loss from discontinued operations before income taxes by $353 million and $278 million, respectively, and decreased Net loss attributable to AIG by $390 million. The $390 million primarily relates to income tax adjustments.
     With respect to the unaudited quarterly information included in Note 22, for the three months ended December 31, 2009, AIG recorded out of period adjustments related to prior periods which increased AIG’s Losses from continuing and discontinued operations, before income tax benefit, by $649 million and $98 million, respectively, and increased Net loss attributable to AIG by $390 million. The amounts were primarily due to an intercompany elimination to Other income reported in the Other operations category. These entries primarily affected previously reported 2009 quarterly results. Had all adjustments been recorded in their appropriate periods, Net income (loss) attributable to AIG for the three-month periods ended September 30, 2009, June 30, 2009 and March 31, 2009 would have decreased by $52 million, $478 million and increased by $250 million, respectively. The effect on comparable 2008 periods was insignificant.
     While these adjustments were noteworthy for certain of the earlier 2009 quarters, after evaluating the quantitative and qualitative aspects of these corrections, AIG concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required.
Going Concern Considerations
     In the 2008 Financial Statements, management disclosed the conditions and events that led management to conclude that AIG would have adequate liquidity to finance and operate AIG’s businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. On March 2, 2009, the United States government issued the following statement referring to the March 2009 agreements in principle and other transactions

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
they expected to be undertaken with AIG (many of which were subsequently taken) to strengthen AIG’s capital position, enhance its liquidity, reduce its borrowing costs and facilitate its asset disposition program.
“The steps announced today provide tangible evidence of the U.S. government’s commitment to the orderly restructuring of AIG over time in the face of continuing market dislocations and economic deterioration. Orderly restructuring is essential to AIG’s repayment of the support it has received from U.S. taxpayers and to preserving financial stability. The U.S. government is committed to continuing to work with AIG to maintain its ability to meet its obligations as they come due.”
Liquidity of Parent and Subsidiaries
     AIG manages liquidity at both the parent and subsidiary levels. Since the fourth quarter of 2008, AIG has not had access to its traditional sources of long-term or short-term financing through the public debt markets. While no assurances can be given that AIG will be able to access these markets again, AIG has continued to periodically evaluate its ability to access the capital markets.
     Historically, AIG depended on dividends, distributions, and other payments from subsidiaries to fund payments on its obligations. In light of AIG’s current financial situation, many of its regulated subsidiaries are restricted from making dividend payments, or advancing funds, to AIG. As a result, AIG has been dependent on the Federal Reserve Bank of New York (FRBNY) Credit Facility (the FRBNY Credit Facility) provided by the FRBNY under the Credit Agreement, dated as of September 22, 2008 (as amended, the FRBNY Credit Agreement), between AIG and the FRBNY; the FRBNY’s Commercial Paper Funding Facility (CPFF); and other transactions with the FRBNY and the United States Department of the Treasury (the Department of the Treasury) as its primary sources of liquidity. Primary uses of cash flow are debt service and subsidiary funding.
     Certain subsidiaries also have been dependent on the FRBNY and the Department of the Treasury to meet collateral posting requirements, to make debt repayments as amounts come due, and to meet capital or liquidity requirements.
Progress on Management’s Plans for Stabilization of AIG and Repayment of AIG’s Obligations as They Come Due
     In 2009, AIG took a number of steps to execute its plans to provide stability to its businesses and provide for the timely repayment of the FRBNY Credit Facility and other obligations as they come due.
Transactions with the FRBNY
FRBNY Credit Agreement Amendments
     On December 1, 2009, AIG and the FRBNY completed two transactions pursuant to which AIG transferred to the FRBNY noncontrolling, nonvoting, callable, preferred equity interests (Preferred Interests) in two newly-formed special purpose vehicles (SPVs) in exchange for a $25 billion reduction of the balance outstanding and the maximum credit available under the FRBNY Credit Facility, which resulted in $5.2 billion of accelerated amortization of a portion of the prepaid commitment asset. Each SPV has (directly or indirectly) as its only asset 100 percent of the common stock of an operating subsidiary (American International Assurance Company, Ltd. (AIA) in one case and ALICO in the other). AIG owns all of the voting common equity interests of each SPV. AIG’s purpose for entering into these agreements was to position AIA and ALICO for initial public offerings or third-party sale, depending on market conditions and subject to customary regulatory approvals. An equally important objective of the transactions was to enhance AIG’s capitalization consistent with rating agency requirements in order to complete its restructuring plan and repay the support it has received from the FRBNY and the Department of the Treasury. See Note 16 herein for further discussion.
     On December 1, 2009, AIG and the FRBNY entered into Amendment No. 4 (Amendment No. 4) to the Credit Agreement in order to, among other things, provide for the consummation of the issuance of the Preferred Interests and reduction of the outstanding balance of the FRBNY Credit Facility and the maximum amount available to be borrowed thereunder by $25 billion.

15

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     On April 17, 2009, AIG and the FRBNY entered into Amendment No. 3 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to remove the minimum 3.5 percent LIBOR borrowing rate floor.
Department of the Treasury Commitment
     On April 17, 2009, AIG entered into a Securities Purchase Agreement with the Department of the Treasury, pursuant to which the Department of the Treasury will provide an amount up to $29.835 billion (the Department of the Treasury Commitment) in exchange for increases in the liquidation preference of the AIG’s Series F Preferred Stock, so long as certain conditions are met, including (i) AIG is not a debtor in a pending case under Title 11 of the United States Code; and (ii) the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (together with its trustees, acting in their capacities as trustees, the Trust), and the Department of the Treasury, in the aggregate, “beneficially own” more than 50 percent of the aggregate voting power of AIG’s voting securities. Upon drawings under this commitment, the liquidation preference of the AIG Series F Preferred Stock increases proportionately.
Sales of Businesses and Specific Asset Dispositions
     Since September 2008, AIG has been working to protect and enhance the value of its key businesses, execute an orderly asset disposition plan, and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish these objectives over a longer time frame than originally contemplated.
     Dispositions of certain businesses will be subject to regulatory approval. Unless a waiver is obtained from the FRBNY, net proceeds from these dispositions, to the extent they do not represent capital of AIG’s insurance subsidiaries required for regulatory or ratings purposes or are not to be utilized to reduce the liquidation preference of the preferred interests are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments.
     During 2009 and through February 17, 2010, AIG entered into agreements to sell or completed the sales of operations and assets, excluding assets held by Direct Investment Business and Capital Markets, that had aggregate assets and liabilities with carrying values of $88.1 billion and $71.3 billion, respectively, at December 31, 2009 or the date of sale or deconsolidation, in the case of Transatlantic Holdings, Inc. (Transatlantic). These transactions are expected to generate approximately $5.6 billion of aggregate net cash proceeds that will be available to repay outstanding borrowings and reduce the amount of the FRBNY Credit Facility, after taking into account taxes, transaction expenses, settlement of intercompany loan facilities, and capital required to be retained for regulatory or ratings purposes. Gains and losses recorded in connection with the dispositions of businesses include estimates that are subject to subsequent adjustment. Based on the transactions thus far, AIG does not believe that such adjustments will be material to future results of operations or cash flows.
ALICO Sale
     As of March 7, 2010, AIG and ALICO Holdings LLC (ALICO SPV), a special purpose vehicle formed by AIG, entered into a definitive agreement (the ALICO Stock Purchase Agreement) with MetLife for the sale of ALICO by ALICO SPV to MetLife, and the sale of Delaware American Life Insurance Company by AIG to MetLife, for consideration then valued at approximately $15.5 billion, consisting of $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair market value of the consideration at closing was approximately $16.2 billion.
     On the closing date, as consideration for the ALICO sale, ALICO SPV received net cash consideration of $7.2 billion (which included an upward price adjustment of approximately $400 million pursuant to the terms of the ALICO Stock Purchase Agreement), 78,239,712 shares of MetLife common stock, 6,857,000 shares of newly issued participating preferred stock convertible into 68,570,000 shares of MetLife common stock upon the approval of MetLife shareholders, and 40,000,000 equity units of MetLife with an aggregate stated value of $3.0 billion. AIG

16

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
intends to monetize these MetLife securities over time, subject to market conditions, following the lapse of agreed-upon minimum holding periods. These securities will be classified as common and preferred stock trading, at fair value with unrealized gains and losses recorded in net investment income in the Consolidated Statement of Income (Loss).
AGF Sale
     On August 11, 2010, AIG entered into a definitive agreement to sell 80 percent of AGF. AIG will retain economic interests of 20 percent in the remaining AGF business and 16 percent of the voting rights. Based on other provisions of the sale, including lack of voting board representation, AIG will not have significant influence and therefore will carry AGF as a cost method investment. AGF has been reclassified as a discontinued operation as AIG is expected to have limited continuing involvement with AGF’s operations. This transaction is expected to close by the end of the fourth quarter of 2010, subject to regulatory approvals and customary closing conditions.
     During 2009, AGF received proceeds of $1.9 billion from real estate loan portfolio sales. In addition, on July 30, 2009, AGF issued mortgage-backed certificates in a private on-balance sheet securitization transaction of certain AGF real estate loans and received cash proceeds of $967 million.
AIG Star and AIG Edison Sale
     On September 30, 2010, AIG entered into a definitive agreement with Prudential Financial, Inc. (Prudential) for the sale of its Japan-based insurance subsidiaries, AIG Star and AIG Edison, for total consideration of $4.8 billion, less the principal balance of certain outstanding debt owed by AIG Star and AIG Edison as of the closing date. As of September 30, 2010, the outstanding principal balance of the debt approximated $0.6 billion. In connection with the sale, AIG recorded a goodwill impairment charge of $1.3 billion in the third quarter of 2010. The transaction is expected to close by the end of the first quarter of 2011 subject to regulatory approvals and customary closing conditions.
Management’s Assessment and Conclusion
     In assessing AIG’s current financial position and developing operating plans for the future, management has made significant judgments and estimates with respect to the potential financial and liquidity effects of AIG’s risks and uncertainties, including but not limited to:
•	the commitment of the FRBNY and the Department of the Treasury to the orderly restructuring of AIG and their commitment to continuing to work with AIG to maintain its ability to meet its obligations as they come due;

•	the potential adverse effects on AIG’s businesses that could result if there are further downgrades by rating agencies, including in particular, the uncertainty of estimates relating to the derivative transactions of Capital Markets, such as estimates of both the number of counterparties who may

•	elect to terminate under contractual termination provisions and the amount that would be required to be paid in the event of a downgrade;

•	the potential delays in asset dispositions and reduction in the anticipated proceeds therefrom;

•	the potential for declines in bond and equity markets;

•	future sales of significant subsidiaries;

•	the potential effect on AIG if the capital levels of its regulated and unregulated subsidiaries prove inadequate to support current business plans;

•	the effect on AIG’s businesses of continued compliance with the covenants of the FRBNY Credit Agreement and other agreements with the FRBNY and the Department of the Treasury;

•	AIG’s highly leveraged capital structure;

17

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	the effect of the provisions of the Troubled Asset Relief Program (TARP) Standards for Compensation and Corporate Governance and the Determination Memoranda issued by the Office of the Special Master for TARP Executive Compensation with respect to AIG’s compensation practices and structures on AIG’s ability to retain and motivate key employees or hire new employees;

•	the potential that loss of key personnel could reduce the value of AIG’s business and impair its ability to stabilize businesses and effect a successful asset disposition plan; and

•	the potential for regulatory actions in one or more countries, including possible actions resulting from the execution of management’s plans for stabilization of AIG and repayment of AIG’s obligations as they come due.
     Based on the U.S. government’s continuing commitment, the already completed transactions and the other expected transactions with the FRBNY, management’s plans to stabilize AIG’s businesses and dispose of certain assets, and after consideration of the risks and uncertainties of such plans, management stated in AIG’s 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission in February 2010 its belief that AIG will have adequate liquidity to finance and operate AIG’s businesses, execute its asset disposition plan and repay its obligations for at least the twelve months following such report.
     It is possible that the actual outcome of one or more of management’s plans could be materially different, or that one or more of management’s significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect or that the transactions with the FRBNY discussed above fail to achieve the desired objectives. If one or more of these possible outcomes is realized and financing is not available, AIG may need additional U.S. government support to meet its obligations as they come due. Without additional support from the U.S. government, in the future there could be substantial doubt about AIG’s ability to continue as a going concern.
     In connection with making their going concern assessment and conclusion, management and the Board of Directors of AIG have confirmed in connection with the filing in February 2010 of AIG’s 2009 Annual Report on Form 10-K, that “as first stated by the U.S. Treasury and the Federal Reserve in connection with the announcement of the AIG Restructuring Plan on March 2, 2009, the U.S. Government remains committed to continuing to work with AIG to maintain its ability to meet its obligations as they come due.”
     AIG’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or relating to the amounts and classification of liabilities that may be necessary should AIG be unable to continue as a going concern.
Accounting Policies
     (a) Revenue recognition and expenses:
     Premiums and other considerations: Premiums for short duration contracts and considerations received from retailers in connection with the sales of extended service contracts are earned primarily on a pro rata basis over the term of the related coverage. The reserve for unearned premiums includes the portion of premiums written and other considerations relating to the unexpired terms of coverage.
     Premiums for long duration insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. Consideration for universal life and investment-type products consists of policy charges for the cost of insurance, administration, and surrenders during the period. Policy charges collected with respect to future services are deferred and recognized in a manner similar to DAC related to such products.

18

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Net investment income: Net investment income represents income primarily from the following sources in AIG’s insurance operations and AIG parent:
•	Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

•	Dividend income and distributions from common and preferred stock and other investments when receivable.

•	Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

•	Earnings from hedge funds and limited partnership investments accounted for under the equity method.

•	The difference between the carrying amount of a life settlement contract and the life insurance proceeds of the underlying life insurance policy recorded in income upon the death of the insured.

•	Change in fair value of AIG’s interest in ML II.
     Net realized capital gains (losses): Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:
•	Sales of fixed maturity securities and equity securities (except trading securities accounted for at fair value), real estate, investments in joint ventures and limited partnerships and other types of investments.

•	Reductions to the cost basis of fixed maturity securities and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

•	Changes in fair value of derivatives except for (1) those instruments at Capital Markets, (2) those instruments that qualify for hedge accounting treatment when the change in the fair value of the hedged item is not reported in net realized capital gains (losses), and (3) those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

•	Exchange gains and losses resulting from foreign currency transactions.
     Unrealized market valuation gains (losses) on Capital Markets’ super senior credit default swap portfolio: Includes the market valuation gains and losses associated with Capital Markets’ super senior credit default swap (CDS) portfolio.
     Other income: Other income includes income from flight equipment, Asset Management operations and the change in fair value of AIG’s interest in ML III.
     Income from flight equipment under operating leases is recognized over the life of the lease as rentals become receivable under the provisions of the lease or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the lease. In certain cases, leases provide for additional payments contingent on usage. Rental income is recognized at the time such usage occurs less a provision for future contractual aircraft maintenance. Gains and losses on flight equipment are recognized when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.
     Income from Asset Management is generally recognized as revenues as services are performed with related expenses generally recognized consistent with related revenues. In addition, net realized gains and carried interest are contingent upon investment maturity levels and market conditions.
     Other Income from the operations of Direct Investment Business and AIG’s Other category consists of the following:
•	Change in fair value relating to financial assets and liabilities for which the fair value option has been elected.

•	Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

•	Dividend income and distributions from common and preferred stock and other investments when receivable.

19

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	Changes in the fair value of derivatives. In certain instances, no initial gain or loss was recognized. Prior to January 1, 2008, the initial gain or loss was recognized in income over the life of the transaction or when observable market data became available. Any remaining unamortized balances at January 1, 2008 were recognized in beginning retained earnings when the fair value option was elected.

•	Changes in the fair value of trading securities and spot commodities sold but not yet purchased, futures and hybrid financial instruments.

•	Realized capital gains and losses from the sales of available for sale securities and investments in private equities, joint ventures, limited partnerships and other investments.

•	Exchange gains and losses resulting from foreign currency transactions.

•	Reductions to the cost basis of securities available for sale for other-than-temporary impairments.

•	Earnings from hedge funds and limited partnership investments accounted for under the equity method.
     Policyholder benefits and claims incurred: Incurred policy losses for short duration insurance contracts consist of the estimated ultimate cost of settling claims incurred within the reporting period, including incurred but not reported claims, plus the changes in estimates of current and prior period losses resulting from the continuous review process. Benefits for long duration insurance contracts consist of benefits paid and changes in future policy benefits liabilities. Benefits for universal life and investment-type products primarily consist of interest credited to policy account balances and benefit payments made in excess of policy account balances except for certain contracts for which the fair value option was elected, for which benefits represent the entire change in fair value (including derivative gains and losses on related economic hedges).
     Restructuring expenses and related asset impairment and other expenses: Restructuring expenses include employee severance and related costs, costs to terminate contractual arrangements, consulting and other professional fees and other costs related to restructuring and divesture activities. Asset impairment includes charges associated with writing down long-lived assets to fair value when their carrying values are not recoverable from undiscounted cash flows. Other expenses include other costs associated with divesting of businesses and costs of key employee retention awards.
     Net loss on sale of divested businesses: Includes gains or losses from the sales of businesses that do not qualify as discontinued operations.
     (b) Income taxes: Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. AIG assesses its ability to realize deferred tax assets considering all available evidence, including the earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the legal entities when recognizing deferred tax assets. See Note 21 herein for a further discussion of income taxes.
     (c) Held-for-sale and discontinued operations: AIG reports a business as held for sale when management has approved or received approval to sell the business and is committed to a formal plan, the business is available for immediate sale, the business is being actively marketed, the sale is anticipated to occur during the ensuing year, and certain other specified criteria are met. A business classified as held for sale is recorded at the lower of its carrying amount or estimated fair value less cost to sell. If the carrying amount of the business exceeds its estimated fair value, a loss is recognized. Depreciation is not recorded on assets of a business classified as held for sale. Assets and liabilities related to a business classified as held for sale are segregated in the Consolidated Balance Sheet and major classes are separately disclosed in the notes to the Consolidated Financial Statements commencing in the period in which the business is classified as held for sale.
     AIG reports the results of operations of a business as discontinued operations if the business is classified as held for sale, the operations and cash flows of the business have been or will be eliminated from the ongoing operations of AIG as a result of a disposal transaction and AIG will not have any significant continuing involvement in the operations of the business after the disposal transaction. The results of discontinued operations are reported in

20

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Discontinued Operations in the Consolidated Statement of Income for current and prior periods commencing in the period in which the business is either disposed of or is classified as held for sale, including any gain or loss recognized on sale or adjustment of the carrying amount to fair value less cost to sell.
     (d) Investments:
     Fixed maturities and equity securities: Bonds held to maturity are carried at amortized cost when AIG has the ability and positive intent to hold these securities until maturity. None of the fixed maturity securities met the criteria for held to maturity classification at December 31, 2009 and 2008. When AIG does not have the positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value.
     Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable.
     Common and preferred stocks are carried at fair value.
     For AIG’s Financial Services subsidiaries, those securities for which the fair value option was not elected, are held to meet long-term investment objectives and are accounted for as available for sale, carried at fair values and recorded on a trade-date basis.
     For AIG parent and its insurance subsidiaries, unrealized gains and losses on investments in trading securities are reported in Net investment income. Unrealized gains and losses from available for sale investments in equity and fixed maturity securities are reported as a separate component of Accumulated other comprehensive income (loss), net of deferred income taxes, in consolidated shareholders’ equity. Investments in fixed maturities and equity securities are recorded on a trade-date basis.
     Trading securities include the investment portfolio of Direct Investment Business and the Maiden Lane Interests, all of which are carried at fair value.
     Trading securities for Direct Investment Business are held to meet short-term investment objectives and to economically hedge other securities. Trading securities are recorded on a trade-date basis and carried at fair value. Realized and unrealized gains and losses are reflected in Other income.
     For discussion of AIG’s other-than-temporary impairment policy, see Note 6 herein.
     Securities lending invested collateral, at fair value and Securities lending payable: In 2008, AIG exited the domestic securities lending program, and during 2009, AIG substantially curtailed its foreign securities lending activities. The fair value of securities pledged under securities lending arrangements was $277 million and $3.8 billion at December 31, 2009 and 2008, respectively. AIG’s remaining foreign securities lending activities consist of the lending of securities and receipt of cash as collateral with respect to the securities lent. Invested collateral consists of interest-bearing cash equivalents and fixed and floating rate bonds, whose changes in fair value are recorded as a separate component of Accumulated other comprehensive income (loss), net of deferred income taxes. The invested collateral is evaluated for other-than-temporary impairment by applying the same criteria used for investments in fixed maturities. Income earned on invested collateral, net of interest payable to the collateral provider, is recorded in Net investment income. AIG generally obtains and maintains cash collateral from securities borrowers at current market levels for the securities lent.
     During the fourth quarter of 2008, in connection with certain securities lending transactions, AIG failed to obtain or maintain collateral sufficient to fund substantially all of the cost of purchasing securities lent to various counterparties. In some cases, this shortfall in collateral has resulted in AIG accounting for individual securities lending transactions as sales combined with a forward purchase commitment rather than as secured borrowings.
     Mortgage and other loans receivable — net: Mortgage and other loans receivable includes mortgage loans on real estate, policy loans and collateral, commercial loans and guaranteed loans. Mortgage loans on real estate and collateral, commercial loans and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

21

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Impairment of mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.
     Mortgage and other loans receivable also include policy loans which are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.
     Finance receivables — net: Finance receivables, which are reported net of unearned finance charges, are held for both investment purposes and for sale. Finance receivables held for investment purposes are carried at amortized cost, which includes accrued finance charges on interest bearing finance receivables, unamortized deferred origination costs, and unamortized net premiums and discounts on purchased finance receivables. The allowance for finance receivable losses is established through the provision for finance receivable losses charged to expense and is maintained at a level considered adequate to absorb estimated credit losses in the portfolio. The portfolio is periodically evaluated on a pooled basis and factors such as economic conditions, portfolio composition, and loss and delinquency experience are considered in the evaluation of the allowance.
     Direct costs of originating finance receivables, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to finance charge revenues using the interest method.
     Finance receivables originated and intended for sale in the secondary market are carried at the lower of cost or fair value, as determined by aggregate outstanding commitments from investors, current investor yield requirements or negotiations with prospective purchasers, if any. AGF recognizes net unrealized losses through a valuation allowance by charges to income.
     Flight equipment primarily under operating leases — net: Flight equipment is stated at cost, net of accumulated depreciation. Major additions, modifications and interest are capitalized. Normal maintenance and repairs, airframe and engine overhauls and compliance with return conditions of flight equipment on lease are provided by and paid for by the lessee. Under the provisions of most leases for certain airframe and engine overhauls, the lessee is reimbursed for certain costs incurred up to but not exceeding contingent rentals paid to International Lease Finance Corporation (ILFC) by the lessee. ILFC provides a charge to income for such reimbursements based on the expected reimbursements during the life of the lease. For passenger aircraft, depreciation is generally computed on the straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. For freighter aircraft, depreciation is computed on the straight-line basis to a zero residual value over its useful life of 35 years. At December 31, 2009, ILFC had 10 freighter aircraft in its fleet.
     Aircraft in the fleet are evaluated for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets is measured by comparing the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. These evaluations for impairment are significantly affected by estimates of future net cash flows and other factors that involve uncertainty. There are a number of factors and circumstances that can influence (and increase) the potential for recognizing an impairment loss. A firm commitment to sell aircraft would result in aircraft being reclassified from held for use to held for sale for financial reporting purposes and would require an impairment assessment based on the aircraft’s fair value. An increase in the likelihood of a sale transaction being completed could result in a similar impairment assessment if the probability of an aircraft sale becomes high enough to reduce the probability weighted expected undiscounted future cash flows to be realized from the aircraft to an amount that is less than its carrying value.
     When assets are retired or disposed of, the cost and associated accumulated depreciation are removed from the related accounts and the difference, net of proceeds, is recorded as a gain or loss in Other income.
     Accumulated depreciation on flight equipment was $13.9 billion and $12.3 billion at December 31, 2009 and 2008, respectively.

22

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Other invested assets: Other invested assets consist primarily of investments by AIG’s insurance operations in hedge funds, private equity funds, other investment partnerships and direct private equity investments.
     Hedge funds, private equity funds and other investment partnerships in which AIG’s insurance operations hold in the aggregate less than a five percent interest are reported at fair value. The change in fair value is recognized as a component of Accumulated other comprehensive income (loss). With respect to hedge funds, private equity funds and other investment partnerships in which AIG holds in the aggregate a five percent or greater interest or less than a five percent interest but in which AIG has more than a minor influence over the operations of the investee, AIG’s carrying value is its share of the net asset value of the funds or the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in Net investment income.
     In applying the equity method of accounting, AIG consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of AIG’s reporting period. The financial statements of these investees are generally audited on an annual basis.
     Other invested assets include direct private equity investments entered into for strategic purposes and not solely for capital appreciation or for income generation. These investments are accounted for under the equity method. At December 31, 2009, AIG’s significant direct private equity investments included its 26 percent interest in Tata AIG Life Insurance Company, Ltd., its 26 percent interest in Tata AIG General Insurance Company, Ltd. and its 41.55 percent interest in The Fuji Fire and Marine Insurance Co., Ltd. Dividends received from unconsolidated entities in which AIG’s ownership interest is less than 50 percent were $1 million, $20 million and $30 million for the years ended December 31, 2009, 2008, and 2007, respectively. The undistributed earnings of unconsolidated entities in which AIG’s ownership interest is less than 50 percent were $12 million, $227 million and $266 million at December 31, 2009, 2008 and 2007, respectively.
     Also included in Other invested assets are real estate held for investment, aircraft asset investments held by non-Financial Services subsidiaries and investments in life settlement contracts. See Note 6(e) herein for further information.
     Securities purchased (sold) under agreements to resell (repurchase), at contract value: Securities purchased under agreements to resell and Securities sold under agreements to repurchase are accounted for as collateralized borrowing or lending transactions and are recorded at their contracted resale or repurchase amounts, plus accrued interest other than those entered into by Direct Investment Business. Direct Investment Business carries such agreements at their current fair value based on market observable interest rates and credit spreads. AIG’s policy is to take possession of or obtain a security interest in securities purchased under agreements to resell.
     AIG minimizes the credit risk that counterparties to transactions might be unable to fulfill their contractual obligations by monitoring customer credit exposure and collateral value and generally requiring additional collateral to be deposited with AIG when necessary.
     Short-term investments: Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase, such as commercial paper.
     (e) Cash: Cash represents cash on hand and non-interest bearing demand deposits.
     (f) Premiums and other receivables: Premiums and other receivables includes premium balances receivable, amounts due from agents and brokers and insureds, trade receivables for Direct Investment Business and Capital Markets and other receivables. Trade receivables for Capital Markets include receivables from derivative counterparties. The allowance for doubtful accounts on premiums and other receivables was $537 million and $578 million at December 31, 2009 and 2008, respectively.
     (g) Reinsurance assets — net: Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of AIG’s reinsurance agreements for paid and unpaid losses and loss expenses, ceded unearned premiums and ceded future policy benefits for life and accident and health insurance contracts and benefits

23

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
paid and unpaid. Amounts related to paid and unpaid losses and benefits and loss expenses with respect to these reinsurance agreements are substantially collateralized. The allowance for doubtful accounts on reinsurance assets was $440 million and $425 million at December 31, 2009 and 2008, respectively.
     (h) Deferred policy acquisition costs: Policy acquisition costs represent those costs, including commissions, premium taxes and other underwriting expenses that vary with and are primarily related to the acquisition of new business.
     Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is not anticipated in assessing the recoverability of DAC.
     Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. If estimated gross profits change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.
     The DAC for investment-oriented products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains/losses on fixed maturity and equity securities available for sale that is credited or charged directly to Accumulated other comprehensive income (loss).
     Value of Business Acquired (VOBA) is determined at the time of acquisition and is reported in the Consolidated Balance Sheet with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life, and investment-oriented products, VOBA is amortized in relation to the estimated gross profits to date for each period.
     Beginning in 2008, for contracts accounted for at fair value, policy acquisition costs are expensed as incurred and not deferred or amortized.
     (i) Real estate and other fixed assets — net: The costs of buildings and furniture and equipment are depreciated principally on the straight-line basis over their estimated useful lives (maximum of 40 years for buildings and ten years for furniture and equipment). Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated. AIG periodically assesses the carrying value of its real estate for purposes of determining any asset impairment.
     Also included in Real Estate and Other Fixed Assets are capitalized software costs, which represent costs directly related to obtaining, developing or upgrading internal use software. Such costs are capitalized and amortized using the straight-line method over a period generally not exceeding five years.
     Real estate, fixed assets and other long-lived assets are assessed for impairment when impairment indicators exist.
     Accumulated depreciation on real estate and other fixed assets was $5.4 billion and $5.8 billion at December 31, 2009 and 2008, respectively.

24

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     (j) Unrealized gain and Unrealized loss on swaps, options and forward transactions: Interest rate, currency, equity and commodity swaps, credit contracts (including Capital Markets’ super senior credit default swap portfolio), swaptions, options and forward transactions are accounted for as derivatives recorded on a trade-date basis, and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. In certain instances, when income is not recognized at inception of the contract, income is recognized over the life of the contract and as observable market data becomes available. Aggregate asset or liability positions are netted on the Consolidated Balance Sheet to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted by AIG with counterparties in conjunction with these transactions is reported as a reduction of the corresponding net derivative liability, while cash collateral received by AIG in conjunction with these transactions is reported as a reduction of the corresponding net derivative asset.
     (k) Goodwill: Goodwill is the excess of the cost of an acquired business over the fair value of the identifiable net assets of the acquired business. Goodwill is tested for impairment annually, or more frequently if circumstances indicate an impairment may have occurred. During 2009, AIG performed goodwill impairment tests at March 31, June 30, September 30, and December 31, 2009.
     The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of impairment is measured and recorded. Impairment is tested at the reporting unit level or, when all reporting units that comprise an operating segment have similar economic characteristics, impairment is tested at the operating segment level.
     Management initially assesses the potential for impairment by estimating the fair value of each of AIG’s reporting units or operating segments and comparing the estimated fair values with the carrying amounts of those reporting units, including allocated goodwill. The estimate of a reporting unit’s fair value may be based on one or a combination of approaches including market-based earning multiples of the unit’s peer companies, discounted expected future cash flows, external appraisals or, in the case of reporting units being considered for sale, third-party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test. As part of the impairment test, management compares the sum of the estimated fair values of all of AIG’s reporting units with AIG’s market capitalization as a basis for concluding on the reasonableness of the estimated reporting unit fair values.
     If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired. If the carrying value of a reporting unit exceeds its estimated fair value, goodwill associated with that reporting unit potentially is impaired. The amount of impairment charge recognized in income, if any, is measured as the excess of the carrying value of goodwill over the estimated fair value of the goodwill. The estimated fair value of the goodwill is measured as the excess of the fair value of the reporting unit over the amounts that would be assigned to the reporting unit’s assets and liabilities in a hypothetical business combination.

25

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the changes in goodwill by reportable segment:

		Domestic
		Life	Foreign Life
		Insurance &	Insurance &
	General	Retirement	Retirement	Financial
(in millions)	Insurance	Services	Services(c)	Services	Other	Total

Balance, December 31, 2007:
Goodwill — gross	$2,212	$1,302	$4,067	$712	$1,121	$9,414
Accumulated impairments	—	—	—	—	—	—

Net goodwill	2,212	1,302	4,067	712	1,121	9,414

Increase (decrease) due to:
Goodwill impairments	(1,196)	(1,220)	—	(450)	(878)	(3,744)
Acquisition	—	—	—	79	—	79
Sales of business units	—	—	—	—	—	—
Consolidation/Deconsolidation(a)	243	—	—	—	10	253
Other(b)	(50)	(1)	(75)	—	1,001	875
Activity of discontinued operations	—	—	416	(341)	—	75

Balance, December 31, 2008:
Goodwill — gross	$2,405	$1,301	$4,408	$791	$2,132	$11,037
Accumulated impairments	(1,196)	(1,220)	—	(791)	(878)	(4,085)

Net goodwill	$1,209	$81	$4,408	$—	$1,254	$6,952

Increase (decrease) due to:
Goodwill impairments	—	(81)	—	—	(612)	(693)
Sales of business units	—	—	(1)	—	(82)	(83)
Consolidation/Deconsolidation(a)	—	—	(1)	—	(476)	(477)
Other(b)	75	—	12	—	1	88
Activity of discontinued operations	—	—	424	—	—	424
Reclassified to Assets of businesses held for sale	—	—	—	—	(16)	(16)

Balance, December 31, 2009:
Goodwill — gross	$2,480	$1,301	$4,842	$791	$1,559	$10,973
Accumulated impairments	(1,196)	(1,301)	—	(791)	(1,490)	(4,778)

Net goodwill	$1,284	$—	$4,842	$—	$69	$6,195

(a)	Represents increase/decrease in AIG’s ownership of consolidated investments.

(b)	Primarily represents foreign exchange translation and purchase price adjustments (PPA), including a PPA of approximately $1 billion related to a proprietary investment in 2008.

(c)	Includes approximately $3.3 billion of goodwill related to ALICO and $1.3 billion related to AIG Star and AIG Edison at December 31, 2009.
     (l) Other assets: Other assets consists of a prepaid commitment fee asset related to the FRBNY Credit Agreement, prepaid expenses, including deferred advertising costs, sales inducement assets, deposits, other deferred charges and intangible assets other than goodwill. The prepaid commitment fee asset related to the FRBNY Credit Agreement is being amortized as interest expense ratably over the five-year term of the agreement, accelerated for actual pay-downs that reduce the total credit available. Based on the level of completed and contemplated transactions that will give rise to mandatory prepayments, AIG estimates that the total credit available will be reduced to zero before maturity, and thus the asset will be fully amortized prior to maturity of the FRBNY Credit Agreement. The actual amortization period will depend upon the timing of such transactions and the values realized.
     Certain direct response advertising costs are deferred and amortized over the expected future benefit period. When AIG can demonstrate that its customers have responded specifically to direct-response advertising, the primary purpose of which is to elicit sales to customers, and when it can be shown such advertising results in probable future

26

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
economic benefits, the advertising costs are capitalized. Deferred advertising costs are amortized on a cost-pool-by-cost-pool basis over the expected future economic benefit period and are reviewed regularly for recoverability. Deferred advertising costs totaled $207 million and $640 million at December 31, 2009 and 2008, respectively. The amount of expense amortized into income was $173 million, $483 million and $395 million, for the years ended 2009, 2008 and 2007, respectively.
     AIG offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contractholder are recognized as part of the liability for policyholders’ contract deposits in the Consolidated Balance Sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and AIG must demonstrate that such amounts are incremental to amounts AIG credits on similar contracts without bonus interest, and are higher than the contract’s expected ongoing crediting rates for periods after the bonus period. The deferred bonus interest and other deferred sales inducement assets totaled $1.3 billion and $1.8 billion at December 31, 2009 and 2008, respectively. The amortization expense associated with these assets is reported within Policyholder benefits and claims incurred in the Consolidated Statement of Income. Such amortization expense totaled $215 million, $2 million and $126 million for the years ended December 31, 2009, 2008 and 2007, respectively.
     All commodities are recorded at the lower of cost or fair value. The exposure to market risk may be reduced through the use of forwards, futures and option contracts. Lower of cost or fair value reductions in commodity positions and unrealized gains and losses in related derivatives are reflected in Other income.
     See Note 11 herein for a discussion of derivatives.
     (m) Separate accounts: Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of AIG. The liabilities for these accounts are equal to the account assets.
     (n) Liability for unpaid claims and claims adjustment expense: Claims and claims adjustment expenses are charged to income as incurred. The liability for unpaid claims and claims adjustment expense represents the accumulation of estimates for unpaid reported losses and includes provisions for losses incurred but not reported. The methods of determining such estimates and establishing resulting reserves, including amounts relating to allowances for estimated unrecoverable reinsurance, are reviewed and updated. If the estimate of reserves is determined to be inadequate or redundant, the increase or decrease is reflected in income. AIG discounts its loss reserves relating to workers’ compensation business written by its U.S. domiciled subsidiaries as permitted by the domiciliary statutory regulatory authorities.
     (o) Future policy benefits for life and accident and health contracts and Policyholder contract deposits: The liability for future policy benefits and policyholder contract deposits are established using assumptions described in Note 12 herein. Future policy benefits for life and accident and health insurance contracts include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Also included in Future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Policyholder contract deposits include AIG’s liability for (a) certain guarantee benefits accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts that AIG has elected to account for at fair value beginning in 2008.
     See Note 5 herein for additional fair value disclosures.

27

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     (p) Other policyholder funds: Other policyholder funds are reported at cost and include any policyholders’ funds on deposit that encompass premium deposits and similar items.
     (q) Securities and spot commodities sold but not yet purchased, at fair value: Securities and spot commodities sold but not yet purchased represent sales of securities and spot commodities not owned at the time of sale. The obligations arising from such transactions are recorded on a trade-date basis and carried at fair value. Also included are obligations under gold leases, which are accounted for as a debt host with an embedded gold derivative. Beginning January 1, 2008, Direct Investment Business elected the fair value option for these debt host contracts.
     (r) Other liabilities: Other liabilities consist of other funds on deposit, and other payables. AIG has entered into certain insurance and reinsurance contracts, primarily in its General Insurance segment, that do not contain sufficient insurance risk to be accounted for as insurance or reinsurance. Accordingly, the premiums received on such contracts, after deduction for certain related expenses, are recorded as deposits within Other liabilities in the Consolidated Balance Sheet. Net proceeds of these deposits are invested and generate Net investment income. As amounts are paid, consistent with the underlying contracts, the deposit liability is reduced. Also included in Other liabilities are trade payables for Direct Investment Business and Capital Markets which include option premiums received and payables to counterparties that relate to unrealized gains and losses on futures, forwards, and options and balances due to clearing brokers and exchanges.
     (s) Commercial Paper and Extendible Commercial Notes and Long-Term Debt: AIG’s funding consists, in part, of medium and long-term debt and commercial paper. Commercial paper, when issued at a discount, is recorded at the proceeds received and accreted to its par value. Long-term debt is carried at the principal amount borrowed, net of unamortized discounts or premiums. See Note 14 herein for additional information. Long-term debt also includes liabilities connected to trust preferred stock principally related to outstanding securities issued by AIG Life Holdings (US), Inc. (AIGLH), a wholly owned subsidiary of AIG. Cash distributions on such preferred stock are accounted for as interest expense.
     (t) FRBNY Credit Facility and Commercial Paper Funding Facility: In 2008, AIG obtained funding under the FRBNY Credit Facility and the CPFF. Amounts borrowed under the FRBNY Credit Facility and the CPFF are carried at the principal amount borrowed, and in the case of the FRBNY Credit Facility, also include accrued compounding interest and fees, except for Capital Markets’ CPFF borrowings which are carried at fair value.
     (u) Contingent Liabilities: Amounts are accrued for the resolution of claims that have either been asserted or are deemed probable of assertion if, in the opinion of management, it is both probable that a liability has been incurred and the amount of the liability can be reasonably estimated. In many cases, it is not possible to determine whether a liability has been incurred or to estimate the ultimate or minimum amount of that liability until years after the contingency arises, in which case, no accrual is made until that time.
     (v) Foreign Currency: Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Functional currency assets and liabilities are translated into U.S. dollars generally using rates of exchange prevailing at the balance sheet date of each respective subsidiary and the related translation adjustments are recorded as a separate component of Accumulated other comprehensive income (loss), net of any related taxes, in consolidated shareholders’ equity. Functional currencies are generally the currencies of the local operating environment. Income statement accounts expressed in functional currencies are translated using average exchange rates during the period. The adjustments resulting from translation of financial statements of foreign entities operating in highly inflationary economies are recorded in income. Exchange gains and losses resulting from foreign currency transactions are recorded in income.
     (w) Noncontrolling Interests: Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York: Represents preferred interests in two wholly-owned SPVs formed to hold all the common stock of AIA and ALICO. The preferred interests were measured at fair value on their issuance date. AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a $25 billion reduction of the FRBNY Credit Facility. The preferred interests have a liquidation preference of $25 billion and have a preferred return of 5 percent

28

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
per year compounded quarterly through September 22, 2013 and 9 percent thereafter. The preferred return is reflected in Income (loss) from continuing operations attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the FRBNY in the Consolidated Statement of Income (Loss). The difference between the preferred interests’ fair value and the initial liquidation preference will be amortized and included in Income (loss) from continuing operations attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by the FRBNY.
     Other Noncontrolling interests: Includes the equity interest of outside shareholders in AIG’s consolidated subsidiaries and includes the preferred shareholders’ equity in outstanding preferred stock of ILFC, a wholly owned subsidiary of AIG. Cash distributions on such preferred stock or interest are accounted for as interest expense. This preferred stock consists of 1,000 shares of market auction preferred stock (MAPS) in two series (Series A and B) of 500 shares each. Each of the MAPS shares has a liquidation value of $100,000 per share and is not convertible. The dividend rate, other than the initial rate, for each dividend period for each series is reset approximately every seven weeks (49 days) on the basis of orders placed in an auction. At December 31, 2009, the dividend rate for each of the Series A and Series B MAPS was 0.44 percent.
     (x) Earnings (Loss) per Share: Basic earnings or loss per share and diluted loss per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic earnings per share plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits.
     See Note 16 herein for additional earnings (loss) per share disclosures.
     (y) Recent Accounting Standards:
Accounting Changes
     AIG adopted the following accounting standards during 2007:
Deferred Acquisition Costs
     In September 2005, the American Institute of Certified Public Accountants issued an accounting standard that provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in the accounting standard for certain long-duration contracts issued by insurance enterprises. The statement defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract.
     The statement became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date. In the first quarter of 2007, AIG recorded a cumulative effect reduction of $82 million, net of tax, to the opening balance of retained earnings on the date of adoption. This adoption reflected changes in unamortized DAC, VOBA, deferred sales inducement assets, unearned revenue liabilities and future policy benefits for life and accident and health insurance contracts resulting from a shorter expected life related to certain group life and health insurance contracts and the effect on the gross profits of investment-oriented products related to previously anticipated future internal replacements. This cumulative effect adjustment affected only the domestic and foreign life insurance & retirement services operations.

29

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Uncertainty in Income Taxes
     In July 2006, the FASB issued an accounting standard which clarifies the accounting for uncertainty in income tax positions. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. AIG adopted the standard on January 1, 2007. Upon adoption, AIG recognized a $71 million increase in the liability for unrecognized tax benefits, which was accounted for as a decrease to opening retained earnings as of January 1, 2007. See Note 21 herein for additional disclosures.
Accounting for Change In Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction
     In July 2006, the FASB issued an accounting standard that addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any uncertain tax position related to the lease. AIG adopted the standard on January 1, 2007. Upon adoption, AIG recorded a $50 million decrease in the opening balance of retained earnings, net of tax, to reflect the cumulative effect of this change in accounting.
     AIG adopted the following accounting standards during 2008:
Fair Value Measurements
     In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard nullifies the guidance that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. The standard also clarifies that an issuer’s credit standing should be considered when measuring liabilities at fair value. The fair value measurement and related disclosure guidance in the standard do not apply to fair value measurements associated with AIG’s share-based employee compensation awards.
     AIG adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The cumulative effect, net of taxes, of adopting the standard on AIG’s Consolidated Balance Sheet was an increase in retained earnings of $4 million.
     The most significant effect of adopting the standard on AIG’s consolidated results of operations for 2008 related to changes in fair value methodologies with respect to both liabilities already carried at fair value, primarily hybrid notes and derivatives, and newly elected liabilities measured at fair value. Specifically, the incorporation of AIG’s own credit spreads and the incorporation of explicit risk margins (embedded policy derivatives at transition only) resulted in a increase in pre-tax loss of $1.8 billion ($1.2 billion after tax) for 2008. The effects of the changes in AIG’s own credit spreads on pre-tax income for Direct Investment Business and Capital Markets was an increase of $1.4 billion for 2008. The effect of the changes in counterparty credit spreads for assets measured at fair value at Direct Investment Business and Capital Markets was a decrease in pre-tax income of $10.7 billion for 2008.
     See Note 5 herein for additional disclosures.
Fair Value Option
     In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The

30

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon most events that give rise to a new basis of accounting for that instrument.
     AIG adopted the standard on January 1, 2008, its required effective date. The adoption of the standard with respect to elections made in the Domestic and Foreign Life Insurance & Retirement Services segments resulted in an after-tax decrease to 2008 opening retained earnings of $559 million. The adoption of this standard with respect to elections made by Direct Investment Business and Capital Markets resulted in an after-tax decrease to 2008 opening retained earnings of $448 million. Included in this amount are net unrealized gains of $105 million that were reclassified to retained earnings from accumulated other comprehensive income (loss) related to available for sale securities recorded in the consolidated balance sheet at January 1, 2008 for which the fair value option was elected.
     See Note 5 herein for additional fair value disclosures.
Fair Value Measurements and Fair Value Option
The following table summarizes the after-tax increase (decrease) from adopting the accounting standards on Fair Value Measurements and Fair Value Option on the opening shareholders’ equity accounts:

	Accumulated		Cumulative
	Other		Effect of
At January 1, 2008	Comprehensive	Retained	Accounting
(in millions)	Income/(Loss)	Earnings	Changes

Fair Value Measurements	$—	$4	$4
Fair Value Option	(105)	(1,007)	(1,112)

Cumulative effect of change in accounting principles	$(105)	$(1,003)	$(1,108)

Offsetting of Amounts Related to Certain Contracts
     In April 2007, the FASB issued an accounting standard that permitted companies to offset cash collateral receivables or payables against derivative instruments under certain circumstances. AIG adopted the provisions of the standard effective January 1, 2008, which requires retrospective application to all prior periods presented. At December 31, 2008, the amounts of cash collateral received and posted that were offset against net derivative positions totaled $7.1 billion and $19.2 billion, respectively. The cash collateral received and paid related to Capital Markets derivative instruments was previously recorded in Other liabilities and Premiums and other receivables. Cash collateral received related to AIG and its subsidiaries (other than Capital Markets) derivative instruments was previously recorded in Other liabilities.
Disclosures about Credit Derivatives and Certain Guarantees
     In September 2008, the FASB issued an accounting standard that requires additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument. The standard also requires an additional disclosure about the current status of the payment/performance risk of a guarantee. The additional disclosures are included in Note 11 herein.
Fair Value of Financial Assets in Inactive Markets
     In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. AIG adopted this guidance in the third quarter of 2008. The effects of adopting this standard on AIG’s consolidated financial condition and results of operations were not material.

31

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Disclosures about Transfers of Financial Assets and Variable Interest Entities
     In December 2008, the FASB issued an accounting standard that amends and expands the disclosure requirements regarding transfers of financial assets and a company’s involvement with variable interest entities. The standard was effective for interim and annual periods ending after December 15, 2008. Adoption of the standard did not affect AIG’s financial condition, results of operations or cash flow, as only additional disclosures were required. The additional disclosures are included in Note 10 herein.
Amendment to Impairment Guidance
     In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. AIG adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on AIG’s consolidated financial condition and results of operations were not material.
     AIG adopted the following accounting standards during 2009:
Business Combinations
     In December 2007, the FASB issued an accounting standard that changed the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations; requiring an acquirer to recognize 100 percent of the fair value of certain assets acquired, liabilities assumed, and noncontrolling (i.e., minority) interests; and recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in earnings, among other changes.
     AIG adopted the new business combination standard for business combinations for which the acquisition date is on or after January 1, 2009. The adoption of the new standard did not have a material effect on AIG’s consolidated financial position, results of operations or cash flows at and for the year ended December 31, 2009, but will affect the future accounting for business combinations, if any, as well as goodwill impairment assessments.
Noncontrolling Interests in Consolidated Financial Statements
     In December 2007, the FASB issued an accounting standard that requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the Consolidated Balance Sheet as a separate component of equity, or in the mezzanine section of the Consolidated Balance Sheet (between liabilities and equity) if such interests do not qualify for “permanent equity” classification. The new standard also specifies the accounting treatment for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the Consolidated Statement of Income (Loss). The noncontrolling interests’ share of subsidiary income (loss) should be reported as a part of consolidated Net income (loss) with disclosure of the attribution of consolidated Net income (loss) to the controlling and noncontrolling interests on the face of the Consolidated Statement of Income (Loss).
     AIG adopted the new standard on January 1, 2009 and applied it prospectively, except for presentation and disclosure requirements. The Consolidated Statement of Income (loss) for the years ended December 31, 2008 and 2007 have been retrospectively recast to include net income (loss) attributable to both the controlling and noncontrolling interests. Of the $10.0 billion minority interest on the Consolidated Balance Sheet at December 31, 2008, $1.9 billion was reclassified from minority interest liability to Redeemable noncontrolling interests in partially owned consolidated subsidiaries and $8.1 billion was reclassified to a separate component of total equity entitled Noncontrolling interests.

32

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     For the year ended December 31, 2009, the Noncontrolling interests balance declined by $4.4 billion, of which $1.4 billion related to the deconsolidation of Transatlantic in the second quarter of 2009 following the public offering of 29.9 million shares of Transatlantic common stock, after which AIG retained 13.9 percent of Transatlantic common stock outstanding. AIG recognized a pre-tax loss of $497 million related to the deconsolidation of Transatlantic. AIG also restructured certain relationships within the Institutional Asset Management business in the second quarter of 2009, resulting in the deconsolidation of a subsidiary and a related decline in goodwill of $476 million and noncontrolling interests of $1.9 billion for the year ended December 31, 2009, due to deconsolidation of certain entities.
     Noncontrolling interests also includes junior and senior non-voting, callable preferred interests issued in connection with the $25 billion reduction in the outstanding balance and maximum borrowing commitment under the FRBNY Credit Facility. See Note 16 herein for further discussion.
Disclosures about Derivative Instruments and Hedging Activities
     In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (a) how and why AIG uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect AIG’s consolidated financial condition, results of operations, and cash flows. AIG adopted the new standard on January 1, 2009. See Note 11 herein for related disclosures.
Accounting for Transfers of Financial Assets and Repurchase Financing Transactions
     In February 2008, the FASB issued an accounting standard that requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met. AIG adopted the new standard for new transactions entered into from that date forward. The adoption of the new standard did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows.
Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock
     In June 2008, the FASB issued an accounting standard that addresses how to determine whether a financial instrument (or embedded feature) is indexed to an entity’s own stock and therefore may not be accounted for as a derivative instrument. AIG adopted the new standard on January 1, 2009, which resulted in a $15 million cumulative effect adjustment to opening Accumulated deficit and a $91 million reduction in Additional paid-in capital.
Interim Disclosures about Fair Value of Financial Instruments
     In April 2009, the FASB issued an accounting standard that requires companies to disclose in interim financial statements information about the fair value of financial instruments (including methods and significant assumptions used). The standard also requires the disclosures of summarized financial information for interim reporting periods. AIG adopted the new standard on April 1, 2009.
Recognition and Presentation of Other-Than-Temporary Impairments
     In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 6 herein for the expanded disclosures.

33

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     AIG adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase AIG shareholders’ equity by $2.5 billion as of April 1, 2009, consisting of a decrease in Accumulated deficit of $11.8 billion and an increase to Accumulated other comprehensive loss of $9.3 billion, net of tax. The net increase in AIG’s shareholders’ equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 21 herein). The cumulative effect adjustment resulted in an increase of approximately $16 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of deferred policy acquisition costs (DAC) and sales inducements assets (SIA).
     The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in AIG’s accounting policy for other-than-temporary impairments (see Note 6 herein for a more detailed discussion of the changes in policy):
•	Impairment charges for non-credit (e.g., severity) losses are no longer recognized;
•	The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and
•	For fixed maturity securities that are not deemed to be credit-impaired, AIG is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where AIG has the intent to sell the fixed maturity security or it is more likely than not that AIG will be required to sell the security prior to recovery.
The following table presents the components of the change in AIG shareholders’ equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

		Accumulated
		Other	AIG
	Accumulated	Comprehensive	Shareholders’
(in billions)	Deficit	Loss	Equity

Increase (decrease) to:
Net effect of the increase in amortized cost of available for sale fixed maturity securities	$16.1	$(16.1)	$—
Net effect of related DAC, SIA and other insurance balances	(1.8)	1.8	—
Net effect on deferred income tax assets	(2.5)	5.0	2.5

Net increase in AIG shareholders’ equity	$11.8	$(9.3)	$2.5

Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly
     In April 2009 the FASB issued an accounting standard that provides guidance for estimating the fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows.
Employers’ Disclosures about Postretirement Benefit Plan Assets
     In December 2008, the FASB issued an accounting standard that requires more detailed disclosures about an employer’s plan assets, including the employer’s investment strategies, major categories of plan assets, concentrations of risk within plan assets, and valuation techniques used to measure the fair values of plan assets. The new standard

34

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
was effective for fiscal years ending after December 15, 2009. The adoption of the new standard had no effect on AIG’s consolidated financial condition, results of operations or cash flows. See Note 19 herein for disclosures.
Measuring Liabilities at Fair Value
     In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The new standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The new standard was effective beginning October 1, 2009 for AIG. The adoption of the new standard did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows.
Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
     In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the new standard did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows. See Note 5 herein for disclosure.
Accounting and Reporting for Decreases in Ownership of a Subsidiary
     In January 2010, the FASB issued an accounting standard that clarifies that the partial sale and deconsolidation provisions of the accounting standards addressing consolidation should be applied to (1) a business that is not in the legal form of a subsidiary, (2) transactions with equity method investees and joint ventures, (3) exchanges of groups of assets that constitute businesses for noncontrolling interests in other entities, (4) the deconsolidation of a subsidiary that does not qualify as a business if the substance of the transaction is not addressed directly by other guidance, and that the accounting standards addressing consolidation do not apply to the sales of in-substance real estate. The adoption of the new standard did not have a material effect on AIG’s consolidated financial condition, results of operations or cash flows.
Future Application of Accounting Standards
Accounting for Transfers of Financial Assets
     In June 2009, the FASB issued an accounting standard addressing transfers of financial assets that removes the concept of a qualifying special-purpose entity (QSPE) from the FASB Accounting Standards Codification and removes the exception from applying the consolidation rules to QSPEs. The new standard is effective for interim and annual periods beginning on January 1, 2010 for AIG. Earlier application is prohibited. AIG expects adoption of this standard will increase both assets and liabilities by approximately $1.3 billion as a result of consolidating two previously unconsolidated QSPEs. AIG does not expect the effect of adopting this new standard on its results of operations or cash flows to be material.
Consolidation of Variable Interest Entities
     In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity’s economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The new standard is effective for interim and

35

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
annual periods beginning on January 1, 2010 for AIG. Earlier application is prohibited. AIG expects adoption of this standard will increase assets, liabilities, noncontrolling interest and retained earnings by approximately $8.8 billion, $7.4 billion, $1.2 billion, and $200 million, respectively, as a result of consolidating previously unconsolidated VIEs. AIG does not expect the effect of adopting this new standard on its results of operations or cash flows to be material.
2. Discontinued Operations and Held-For-Sale Classification
Discontinued Operations
     In the third quarter of 2010, AIG entered into definitive agreements to sell 80 percent of AGF for $125 million and AIG Star and AIG Edison, AIG’s Japan-based insurance subsidiaries, for total consideration of $4.8 billion, less the principal balance of certain outstanding debt owed by AIG Star and AIG Edison as of the closing date. As of September 30, 2010, the outstanding principal balance of the debt approximated $0.6 billion. These transactions are expected to close by the end of the first quarter of 2011 subject to regulatory approvals and customary closing conditions.
     In the first quarter of 2010, AIG and ALICO SPV entered into a definitive agreement with MetLife for the sale of ALICO by ALICO SPV to MetLife, and the sale of Delaware American Life Insurance Company by AIG to MetLife, for consideration then valued at approximately $15.5 billion, consisting of $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments.
     AIG Star, AIG Edison and ALICO were part of the Foreign Life Insurance & Retirement Services segment. AIG Star and AIG Edison were based in Japan, while ALICO was principally based in Japan, as well as in other international locations outside of Asia. In the fourth quarter of 2009, AIG entered into an agreement to sell its 97.57 percent share of Nan Shan for approximately $2.15 billion. On August 31, 2010, the Taiwan Financial Supervisory Commission blocked the sale of Nan Shan to the purchasers. Although the sale was blocked by regulatory authorities in Taiwan, AIG is pursuing other opportunities to divest Nan Shan and believes it will complete the sale of Nan Shan within twelve months. Therefore, AIG continues to classify Nan Shan as held for sale and a discontinued operation. This is based on management’s expressed intent to exit the life insurance market in Asia. In accordance with the accounting standard addressing the accounting for the impairment or disposal of long-lived assets, the consolidated results that follow have been updated to also present the results of AIG Star, AIG Edison, ALICO and AGF as discontinued operations.
     In accordance with the terms of the FRBNY Credit Facility, net proceeds from dispositions, after taking into account taxes and transaction expenses, to the extent such proceeds do not represent capital of AIG’s insurance subsidiaries required for regulatory or ratings purposes, are contractually required to be applied toward the repayment of the FRBNY Credit Facility as mandatory prepayments unless otherwise agreed with the FRBNY. Mandatory prepayments will reduce the amount available to be borrowed under the FRBNY Credit Facility by the same amount as the prepayment. In conjunction with anticipated prepayments, an allocation of interest expense, including periodic amortization of the prepaid commitment fee asset, is included in Income (loss) from discontinued operations, net of income tax expense (benefit), in the table below.
     The interest expense allocated to discontinued operations was based on the anticipated net proceeds from the sales of AGF, AIG Star, AIG Edison and Nan Shan multiplied by the daily interest rate on the FRBNY Credit Facility for each respective period. The periodic amortization of the prepaid commitment fee allocated to discontinued operations was determined based on the ratio of funds committed to repay the FRBNY Credit Facility to the total available amount under the FRBNY Credit Facility.
     Proceeds from the sale of ALICO will be used to reduce the liquidation preference of a portion of the preferred interests owned by the FRBNY in the special purpose vehicle holding ALICO. Hence, no interest allocation to discontinued operations was required.

36

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
A summary of income (loss) from discontinued operations is as follows:

Years Ended December 31,
(in millions)	2009	2008	2007

Premiums and other considerations	$18,325	$20,636	$18,037
Net investment income	7,851	2,758	7,776
Net realized capital losses	(920)	(8,690)	(344)
Other income	2,285	2,975	2,788
Benefits, claims and expenses	26,436	23,745	24,048

Income (loss) from discontinued operations	1,105	(6,066)	4,209
Loss on sale of Nan Shan	(2,758)	—	—

Income (loss) from discontinued operations, before income tax expense (benefit)	(1,653)	(6,066)	4,209

Income tax expense (benefit)	(1,621)	1,309	1,330

Income (loss) from discontinued operations, net of tax	$(32)	$(7,375)	$2,879

Held-for-Sale Transactions
     On July 28, 2009, AIG entered into an agreement to combine its consumer finance business in Poland, conducted through AIG Bank Polska S.A., into the Polish consumer finance business of Santander Consumer Finance S.A. (SCB). In exchange, AIG will receive an equity interest in SCB. The closing is expected to occur in the first quarter of 2010. This transaction met the criteria for held-for-sale accounting and, as a result, its assets and liabilities are included as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009. AIG Bank Polska is a component of the Financial Services reportable segment.
     On September 5, 2009, AIG entered into an agreement to sell its investment advisory and third party asset management businesses for total consideration consisting of a cash payment determined at closing based on the net assets of the business being sold plus contingent consideration. This transaction met the criteria for held-for-sale accounting. As a result, its assets and liabilities are included as single line items in the asset and liability sections of the Consolidated Balance Sheet at December 31, 2009. These businesses are a component of the Noncore Asset Management business.
A summary of assets and liabilities held for sale at December 31, 2009 is as follows:

(in millions)	2009

Assets:
Fixed maturity securities	$34,495
Equity securities	2,947
Mortgage and other loans receivable, net	3,997
Other invested assets	4,256
Short-term investments	3,501
Deferred policy acquisition costs	3,322
Separate account assets	3,467
Other assets	394

Total assets of businesses held for sale	$56,379

Liabilities:
Future policy benefits for life and accident and health insurance contracts	$38,023
Policyholder contract deposits	3,133
Separate account liabilities	3,467
Other liabilities	3,976

Total liabilities of businesses held for sale	$48,599

37

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
3. Restructuring
     Since September 2008, AIG has been working to execute an orderly disposition plan of non-core businesses and assets, protect and enhance the value of its key businesses, and position itself for the future. AIG continually reassesses this plan to maximize value while maintaining flexibility in its liquidity and capital, and expects to accomplish this over a longer time frame than originally contemplated.
     Successful execution of the restructuring plan involves significant separation activities. Accordingly, in 2008 AIG established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan. Additionally, given the market disruption in the first quarter of 2008, Direct Investment Business and Capital Markets established a retention plan for its employees to manage and unwind its complex businesses. Other major activities include the separation of shared services, corporate functions, infrastructure and assets among business units.
     In connection with its restructuring and separation activities, AIG expects to incur significant expenses, including legal, banking, accounting, consulting and other professional fees. In addition, AIG is contractually obligated to reimburse or advance certain professional fees and other expenses incurred by the FRBNY and the trustees of the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (Trust).
     Based on AIG’s announced plans, AIG has made estimates of these expenses, although for some restructuring and separation activities estimates cannot be reasonably made due to the evolving nature of the plans and the uncertain timing of the transactions involved. Future reimbursement or advancement payments to the FRBNY and the trustees cannot reasonably be estimated by AIG. Even for those expenses that have been estimated, actual expenses will vary depending on the identity of the ultimate purchasers of the divested entities or counterparties to transactions, the transactions and activities that ultimately are consummated or undertaken, and the ultimate time period over which these activities occur.
     For those restructuring and separation expenses that have been incurred or can be reasonably estimated, the total expenses incurred and expected to be incurred are approximately $2.6 billion at December 31, 2009, as set forth in the table below. This amount excludes expenses that could not be reasonably estimated at December 31, 2009, as well as any expenses (principally professional fees) that are expected to be capitalized. With respect to the FRBNY and the trustees of the Trust, this amount includes only actual reimbursement and advancement payments made through December 31, 2009.
Restructuring expenses and related asset impairment and other expenses by reportable segment consisted of the following:

		Domestic	Foreign
		Life	Life
		Insurance	Insurance
		&	&
	General	Retirement	Retirement	Financial
(in millions)	Insurance	Services	Services	Services	Other(a)	Total

Year Ended December 31, 2009
Restructuring expenses	$2	$33	$11	$138	$472	$656
Separation expenses	181	60	73	107	72	493

Total	$183	$93	$84	$245	$544	$1,149

Year Ended December 31, 2008
Restructuring expenses	$—	$3	$8	$66	$212	$289
Separation expenses	84	55	6	243	94	482

Total	$84	$58	$14	$309	$306	$771

Cumulative amounts incurred since inception of restructuring plan	$267	$151	$98	$554	$850	$1,920

Total amounts expected to be incurred(b)	$314	$173	$423	$704	$956	$2,570

(a)	Primarily includes professional fees related to (i) disposition activities and (ii) AIG’s transactions with the FRBNY and the Department of the Treasury.

(b)	Includes cumulative amounts incurred and future amounts to be incurred that can be reasonably estimated at December 31, 2009. Foreign Life Insurance and Retirement Services and Financial Services includes $278 million and $38 million of costs related to discontinued operations, respectively.

38

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
A rollforward of the restructuring liability, reported in Other liabilities on AIG’s Consolidated Balance Sheet, for the years ended December 31, 2009 and 2008, the cumulative amounts incurred since inception of the restructuring plan, and the total amounts expected to be incurred are summarized as follows:

							Total
		Contract	Asset	Other	Subtotal		Restructuring
	Severance	Termination	Write-	Exit	Restructuring	Separation	and Separation
(in millions)	Expenses(a)	Expenses	Downs	Expenses(b)	Expenses	Expenses(c)	Expenses

Year Ended December 31, 2009
Balance, beginning of year	$77	$27	$—	$87	$191	$284	$475
Additional charges	146	35	34	441	656	506	1,162
Cash payments	(91)	(23)	—	(444)	(558)	(575)	(1,133)
Non-cash items(d)	(10)	(31)	(78)	(1)	(120)	52	(68)
Changes in estimates	13	7	—	(20)	—	(13)	(13)
Activity of discontinued operations	(6)	5	44	18	61	107	168
Reclassified to Liabilities of businesses held for sale	(4)	—	—	—	(4)	(1)	(5)

Balance, end of year	$125	$20	$—	$81	$226	$360	$586

Cumulative amounts incurred since inception of restructuring plan	$240	$63	$81	$560	$944	$976	$1,920

Total amounts expected to be incurred(e)	$250	$115	$180	$757	$1,302	$1,268	$2,570

Year Ended December 31, 2008
Balance, beginning of year	$—	$—	$—	$—	$—	$—	$—
Additional charges	81	21	47	139	288	483	771
Cash payments	(12)	—	—	(53)	(65)	(218)	(283)
Non-cash items(d)	—	—	(51)	—	(51)	—	(51)
Activity of discontinued operations	8	6	4	1	19	19	38

Balance, end of year	$77	$27	$—	$87	$191	$284	$475

Total amounts expected to be incurred(e)	$164	$106	$51	$585	$906	$1,031	$1,937

(a)	Restructuring expenses included $68 million in 2009 and $42 million in 2008 for retention awards for employees expected to be terminated.

(b)	Primarily includes professional fees related to (i) disposition activities, (ii) AIG’s capital restructuring program with the FRBNY and the Department of the Treasury and (iii) unwinding most of Direct Investment Business’ and Capital Markets’ businesses and portfolios.

(c)	Separation expenses included $366 million in 2009 and $480 million in 2008 for retention awards for key employees.

(d)	Primarily represents asset impairment charges, foreign currency translation and reclassification adjustments.

(e)	Includes cumulative amounts incurred and future amounts to be incurred that can be reasonably estimated at the balance sheet date.
4. Segment Information
     AIG reports the results of its operations through four reportable segments: General Insurance, Domestic Life Insurance & Retirement Services, Foreign Life Insurance & Retirement Services, and Financial Services. AIG evaluates performance based on pre-tax income (loss), excluding results from discontinued operations and net gains (losses) on sales of divested businesses, because AIG believes that this provides more meaningful information on how its operations are performing.
     In order to better align financial reporting with the manner in which AIG’s chief operating decision makers review the businesses to make decisions about allocation of resources and to assess performance of these operations, the following changes were made during 2009:
•	the results for Mortgage Guaranty, Transatlantic, 21st Century Insurance Group and Agency Auto Division, excluding the results of the Private Client Group, (21st Century) and HSB Group, Inc. (HSB), previously

39

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
reported as part of the General Insurance reportable segment, are now included in AIG’s Other operations category;

•	In September 2009, AIG entered into an agreement to sell its investment advisory and third party Institutional Asset Management businesses. This sale will exclude those asset management businesses providing traditional fixed income asset and liability management for AIG’s insurance company subsidiaries and the AIG Global Real Estate investment management business as well as proprietary real estate and private equity investments. AIG expects to continue relationships with the divested businesses for other investment management services used by its insurance company subsidiaries. As a result of the sale, results for these businesses are now included in AIG’s Other operations category;

•	gains and losses on sales of divested businesses which were previously included in the respective segments of AIG are now included in AIG’s Other operations category;

•	brokerage service commissions, other asset management fees, and investment income from GICs previously reported in the Asset Management segment are now included in Domestic Life Insurance & Retirement Services; and

•	Foreign General Insurance and Foreign Life Insurance & Retirement Services results include the equity income (loss) from certain equity method investments, which were previously included as part of AIG’s Other operations category.
     In order to align financial reporting to the manner in which AIG’s chief operating decision makers review the businesses to make decisions about allocation of resources and to assess performance, the following changes were made in the third quarter of 2010 to AIG’s segment information:
•	As a result of the sale of AGF discussed in Note 1 herein, AGF is presented in discontinued operations and is no longer reported as part of the Financial Services segment. Following this classification of AGF as discontinued operations, AIG’s remaining consumer finance businesses are now reported in AIG’s Other operations category as part of Noncore businesses;

•	As a result of the sale of AIG Star and AIG Edison discussed in Note 1 herein, AIG Star and AIG Edison are presented in discontinued operations and are no longer reported as part of the Foreign Life Insurance & Retirement Services segment;

•	During the third quarter of 2010, AIG’s Asset Management group undertook the management responsibilities for non-derivative assets and liabilities of the Capital Markets businesses of the Financial Services segment. Accordingly, gains and losses related to these assets and liabilities, primarily consisting of credit valuation adjustment gains and losses are reported in AIG’s Other operations category as part of Asset Management — Direct Investment Business.

•	The remaining capital markets derivatives business continues to be reported in the Financial Services segment as part of Capital Markets results; and

•	Intercompany interest expense related to loans from AIG Funding, Inc. (AIG Funding) is no longer being allocated to Capital Markets from Other operations.
     Prior period amounts have been revised to conform to the current presentation for the changes discussed above.
     The reportable segments and their respective operations are as follows:
     General Insurance: AIG’s General Insurance subsidiaries write substantially all lines of commercial property and casualty insurance and various personal lines both domestically and abroad. Revenues in the General Insurance

40

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
segment represent General Insurance net Premiums and other considerations earned, Net investment income and Net realized capital gains (losses). AIG’s principal General Insurance operations are as follows:
     Commercial Insurance writes substantially all classes of business insurance in the U.S. and Canada, accepting such business mainly from insurance brokers.
     AIG’s Foreign General insurance group writes both commercial and consumer lines of insurance through a network of branches and foreign based insurance subsidiaries. Foreign General insurance group uses various marketing methods and multiple distribution channels to write both commercial and consumer lines insurance with certain refinements for local laws, customs and needs. Foreign General insurance group operates in Asia, the Pacific Rim, Europe, the U.K., Africa, the Middle East and Latin America.
     Each of the General Insurance operating segments is comprised of groupings of major products and services as follows: Commercial Insurance is comprised of domestic commercial and personal lines insurance products and services; and Foreign General is comprised of general insurance products and services sold overseas.
     Life insurance & retirement services companies are comprised of two major groupings of products and services: insurance-oriented products and services and retirement savings products and services.
     Domestic Life Insurance & Retirement Services: AIG’s Domestic Life Insurance & Retirement Services segment is comprised of several life insurance and retirement services businesses that market their products and services under the brands of American General, AGLA, VALIC, Western National, SunAmerica Retirement Markets, SunAmerica Mutual Funds, SunAmerica Affordable Housing Partners, FSC Securities, Royal Alliance and SagePoint Financial. The businesses offer a comprehensive suite of life insurance, retirement savings products and guaranteed income solutions through an established multi-channel distribution network that includes banks, national, regional and independent broker-dealers, career financial advisors, wholesale life brokers, insurance agents and a direct-to-consumer platform.
     AIG’s Domestic Life Insurance businesses offer a broad range of protection products, including individual term and universal life insurance, and group life and health products. In addition, Domestic Life Insurance offers a variety of payout annuities, which include single premium immediate annuities, structured settlements and terminal funding annuities.
     Domestic Retirement Services businesses offer group retirement products and individual fixed and variable annuities. Certain previously acquired closed blocks and other fixed and variable annuity blocks that have been discontinued are reported as “runoff” annuities. Domestic Retirement Services also maintains a runoff block of Guaranteed Investment Contracts (GICs) that were written in (or issued to) the institutional market place prior to 2006.
     Foreign Life Insurance & Retirement Services: AIG’s Foreign Life Insurance & Retirement Services operations include life insurance, retirement planning, accident and health insurance, as well as savings and investment products for consumers and businesses. The Foreign Life Insurance & Retirement Services products are sold through independent producers, career agents, financial institutions and direct marketing channels.
     The results of ALICO, AIG Star and AIG Edison and the related interest expense on debt required to be repaid as a result of the disposition transactions associated with the FRBNY Credit Facility are included as discontinued operations for all periods presented. Prior to the classification as discontinued operations, ALICO, AIG Star and AIG Edison were part of the Foreign Life Insurance & Retirement Services segment results. See Notes 1 and 3 herein for further discussion.
     AIG’s principal Foreign Life Insurance & Retirement Services operations are American International Assurance Company, Limited (AIA) and American International Reinsurance Company Limited (AIRCO).
     Financial Services: AIG’s Financial Services subsidiaries engage in diversified activities including commercial aircraft and equipment leasing and capital markets activities which are principally conducted through the operations

41

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
in ILFC and Capital Markets. Together, these operations generate the majority of the revenues produced by the Financial Services operations.
     AIG’s Aircraft Leasing operations are the operations of ILFC, which generates its revenues primarily from leasing new and used commercial jet aircraft to foreign and domestic airlines. Revenues also result from the remarketing of commercial jet aircraft for ILFC’s own account, and remarketing and fleet management services for airlines and other aircraft fleet owners.
     Capital Markets engaged as principal in a wide variety of financial transactions, including standard and customized financial products involving commodities, credit, currencies, energy, equities and interest rates. In the latter part of 2008, Capital Markets began to unwind its businesses and portfolios, including those associated with credit protection written through credit default swaps on super senior risk tranches of diversified pools of loans and debt securities.
     Historically, AIG’s Capital Markets operations derived a significant portion of their revenues from hedged financial positions entered into in connection with counterparty transactions. Capital Markets has also participated as a dealer in a wide variety of financial derivatives transactions.
     Other Operations: AIG’s Other operations include interest expense, restructuring costs, expenses of corporate staff not attributable to specific reportable segments, expenses related to efforts to improve internal controls, corporate initiatives, certain compensation plan expenses, certain litigation related charges, corporate level net realized capital gains and losses and net gains and losses on sales of divested businesses.
     Additionally, Other operations include the results of Mortgage Guaranty, the asset management businesses, non-core businesses and changes in fair value of Maiden Lane III.
     Year-end identifiable assets presented in the following tables include assets of businesses held for sale at December 31, 2009.

42

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents AIG’s operations by reportable segment:

	Reportable Segments
		Domestic Life	Foreign Life
		Insurance &	Insurance &				Consolidation
	General	Retirement	Retirement	Financial			and
(in millions)	Insurance	Services	Services(a)	Services	Other(b)	Total	Eliminations	Consolidated

2009
Total revenues	$35,023	$11,366	$15,001	$7,026	$9,341	$77,757	$(2,109)	$75,648
Other-than-temporary impairment charges(c)	903	3,821	376	—	1,596	6,696	—	6,696
Interest expense	—	—	27	1,765	13,141	14,933	(1,235)	13,698
Depreciation and amortization	7,005	1,140	1,203	2,074	652	12,074	—	12,074
Pre-tax income (loss) from continuing operations	164	(1,179)	1,920	2,006	(16,374)	(13,463)	(307)	(13,770)
Capital expenditures	191	52	190	2,588	684	3,705	—	3,705
Year-end identifiable assets	154,733	245,607	307,883	86,965	144,072	939,260	(91,675)	847,585

2008
Total revenues	$33,793	$(19,634)	$6,945	$(25,161)	$(275)	$(4,332)	$(2,243)	$(6,575)
Other-than-temporary impairment charges(c)	4,051	30,464	3,044	—	4,308	41,867	—	41,867
Interest expense	—	—	5	1,798	14,363	16,166	(796)	15,370
Depreciation and amortization	7,933	361	1,611	1,946	1,024	12,875	—	12,875
Pre-tax loss from continuing operations	(2,488)	(34,948)	(662)	(29,786)	(33,830)	(101,714)	(981)	(102,695)
Capital expenditures	179	100	595	3,416	1,851	6,141	—	6,141
Year-end identifiable assets	144,520	240,279	271,867	105,772	226,771	989,209	(128,791)	860,418

2007
Total revenues	$40,278	$18,189	$13,676	$(4,964)	$14,958	$82,137	$(330)	$81,807
Other-than-temporary impairment charges(c)	382	2,209	523	643	455	4,212	—	4,212
Interest expense	—	56	72	6,321	2,245	8,694	(410)	8,284
Depreciation and amortization	8,022	1,587	(259)	2,243	1,517	13,110	—	13,110
Pre-tax income (loss) from continuing operations	10,083	3,070	2,252	(9,686)	(1,666)	4,053	681	4,734
Capital expenditures	234	134	398	4,507	4,010	9,283	—	9,283
Year-end identifiable assets	157,856	349,604	309,017	160,306	218,894	1,195,677	(147,316)	1,048,361

(a)	AIG’s Foreign Life and Retirement Services operations consist of a single reporting unit.

(b)	Interest expense in 2009 and 2008 includes amortization of prepaid commitment asset of $8.4 billion and $9.3 billion, respectively.

(c)	Included in Total revenues presented above.

43

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents AIG’s General Insurance operations by operating segment:

		Foreign	Total	Consolidation	Total
	Commercial	General	Operating	and	General
(in millions)	Insurance	Insurance	Segments	Eliminations	Insurance

2009
Total revenues	$21,889	$13,134	$35,023	$—	$35,023
Claims and claims adjustment expenses incurred	17,943	7,419	25,362	—	25,362
Underwriting expenses	4,401	5,096	9,497	—	9,497
Depreciation and amortization	3,759	3,246	7,005	—	7,005
Pre-tax income from continuing operations	(455)	619	164	—	164
Capital expenditures	103	88	191	—	191
Year-end identifiable assets	109,142	45,232	154,374	359	154,733

2008
Total revenues	$21,099	$12,694	$33,793	$—	$33,793
Claims and claims adjustment expenses incurred	18,255	7,269	25,524	—	25,524
Underwriting expenses	5,887	4,870	10,757	—	10,757
Depreciation and amortization	4,558	3,375	7,933	—	7,933
Pre-tax income (loss) from continuing operations	(3,043)	555	(2,488)	—	(2,488)
Capital expenditures	62	117	179	—	179
Year-end identifiable assets	105,738	39,037	144,775	(255)	144,520

2007
Total revenues	$27,514	$12,764	$40,278	$—	$40,278
Claims and claims adjustment expenses incurred	16,148	5,723	21,871	—	21,871
Underwriting expenses	4,261	4,063	8,324	—	8,324
Depreciation and amortization	4,613	3,409	8,022	—	8,022
Pre-tax income from continuing operations	7,105	2,978	10,083	—	10,083
Capital expenditures	79	155	234	—	234
Year-end identifiable assets	110,576	48,728	159,304	(1,448)	157,856

44

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents AIG’s Domestic Life Insurance & Retirement Services operations by operating segment:

					Total
					Domestic Life
	Domestic	Domestic	Total	Consolidation	Insurance &
	Life	Retirement	Operating	and	Retirement
(in millions)	Insurance	Services	Segment	Eliminations	Services

2009
Total revenues:
Insurance-oriented products	$5,349	$—	$5,349	$—	$5,349
Retirement savings products	1,993	3,611	5,604	—	5,604
Asset management revenues	17	396	413	—	413

Total revenues	7,359	4,007	11,366	—	11,366

Depreciation and amortization	534	606	1,140	—	1,140
Pre-tax income (loss) from continuing operations	619	(1,798)	(1,179)	—	(1,179)
Capital expenditures	17	35	52	—	52
Year-end identifiable assets	100,600	165,436	266,036	(20,429)	245,607

2008
Total revenues:
Insurance-oriented products	$(3,743)	$—	$(3,743)	$—	$(3,743)
Retirement savings products	2,222	(15,520)	(13,298)	—	(13,298)
Asset management revenues	38	(2,631)	(2,593)	—	(2,593)

Total revenues	(1,483)	(18,151)	(19,634)	—	(19,634)

Depreciation and amortization	279	82	361	—	361
Pre-tax loss from continuing operations	(10,230)	(24,718)	(34,948)	—	(34,948)
Capital expenditures	32	68	100	—	100
Year-end identifiable assets	99,881	159,558	259,439	(19,160)	240,279

2007
Total revenues:
Insurance-oriented products	$8,535	$—	$8,535	$—	$8,535
Retirement savings products	493	6,279	6,772	—	6,772
Asset management revenues	31	2,851	2,882	—	2,882

Total revenues	9,059	9,130	18,189	—	18,189

Depreciation and amortization	583	1,004	1,587	—	1,587
Pre-tax income from continuing operations	644	2,426	3,070	—	3,070
Capital expenditures	53	81	134	—	134
Year-end identifiable assets	111,250	246,063	357,313	(7,709)	349,604

45

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents AIG’s Financial Services operations by operating segment:

				Total	Consolidation	Total
	Aircraft	Capital		Operating	and	Financial
(in millions)	Leasing	Markets	Other	Segments	Eliminations	Services

2009
Total revenues	$5,288	$1,166	$690	$7,144	$(118)	$7,026
Interest expense	1,222	—	573	1,795	(30)	1,765
Depreciation and amortization	2,022	13	39	2,074	—	2,074
Pre-tax income (loss) from continuing operations*	1,385	684	(63)	2,006	—	2,006
Capital expenditures	2,587	—	1	2,588	—	2,588
Year-end identifiable assets	45,992	33,963	(15,420)	64,535	22,430	86,965

2008
Total revenues	$5,075	$(30,559)	$323	$(25,161)	$—	$(25,161)
Interest expense	1,557	—	276	1,833	(35)	1,798
Depreciation and amortization	1,893	20	33	1,946	—	1,946
Pre-tax income (loss) from continuing operations	1,116	(30,697)	(205)	(29,786)	—	(29,786)
Capital expenditures	3,231	5	180	3,416	—	3,416
Year-end identifiable assets	47,426	47,468	(2,354)	92,540	13,232	105,772

2007
Total revenues	$4,694	$(9,979)	$1,471	$(3,814)	$(1,150)	$(4,964)
Interest expense	1,650	4,644	27	6,321	—	6,321
Depreciation and amortization	1,751	476	16	2,243	—	2,243
Pre-tax income (loss) from continuing operations	873	(10,557)	(2)	(9,686)	—	(9,686)
Capital expenditures	4,164	21	322	4,507	—	4,507
Year-end identifiable assets	44,970	105,568	17,357	167,895	(7,589)	160,306

*	Includes $340 million of increase to fair value which are eliminated in AIG’s consolidation.
The following table presents components of AIG’s Other operations:

			Asset Management
				Institutional
			Direct	Asset		Change	Consolidation	Total
	Parent	Mortgage	Investment	Management	Noncore	in	and	Other
(in millions)	& Other	Guaranty	Business	Operations	businesses	ML III	Eliminations	Operations

2009
Total revenues	$1,141	$1,183	$429	$913	$4,253	$1,820	$(398)	$9,341
Interest expense	12,502	—	618	103	199	—	(281)	13,141
Depreciation and amortization	310	94	10	102	136	—	—	652
Pre-tax income (loss) from continuing operations	(15,001)	(1,688)	(322)	(1,303)	120	1,820	—	(16,374)
Capital expenditures	249	5	373	1	56	—	—	684
Year-end identifiable assets	66,995	7,816	38,841	5,262	26,938	4,519	(6,299)	144,072

2008
Total revenues	$(856)	1,215	$(12,704)	$2,342	$9,776	$—	$(48)	$(275)
Interest expense	13,323	—	679	33	328	—	—	14,363
Depreciation and amortization	201	77	76	102	568	—	—	1,024
Pre-tax loss from continuing operations	(16,307)	(2,488)	(13,548)	(255)	(1,232)	—	—	(33,830)
Capital expenditures	303	10	1,354	27	157	—	—	1,851
Year-end identifiable assets	117,765	6,561	48,801	6,241	53,562	—	(6,159)	226,771

2007
Total revenues	$936	1,037	$165	$2,570	$10,250	$—	$—	$14,958
Interest expense	1,652	—	471	—	122	—	—	2,245
Depreciation and amortization	215	67	(13)	87	1,161	—	—	1,517
Pre-tax income (loss) from continuing operations	(2,062)	(641)	(570)	653	954	—	—	(1,666)
Capital expenditures	271	20	3,523	34	162	—	—	4,010
Year-end identifiable assets	126,874	4,550	25,340	6,907	58,976	—	(3,753)	218,894

46

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents AIG’s operations by major geographic area:

	Geographic Area
	United		Other
(in millions)	States	Asia	Foreign	Consolidated

2009
Total revenues(a)	$34,887	$23,233	$17,528	$75,648
Real estate and other fixed assets, net of accumulated depreciation	2,328	1,189	625	4,142
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	44,091	—	—	44,091

2008
Total revenues(a)	$(37,167)	$15,266	$15,326	$(6,575)
Real estate and other fixed assets, net of accumulated depreciation	3,220	1,552	794	5,566
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	43,395	—	—	43,395

2007
Total revenues(a)	$42,340	$18,516	$20,951	$81,807
Real estate and other fixed assets, net of accumulated depreciation	3,196	1,404	918	5,518
Flight equipment primarily under operating leases, net of accumulated depreciation(b)	41,984	—	—	41,984

(a)	Revenues are generally reported according to the geographic location of the reporting unit.

(b)	ILFC derives more than 90 percent of its revenue from foreign-operated airlines.
5. Fair Value Measurements
Fair Value Measurements on a Recurring Basis
     AIG measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, certain mortgage and other loans receivable, derivative assets and liabilities, securities purchased/sold under agreements to resell/repurchase, securities lending invested collateral, non-traded equity investments and certain private limited partnerships and certain hedge funds included in other invested assets, certain short-term investments, separate and variable account assets, certain policyholder contract deposits, securities and spot commodities sold but not yet purchased, certain trust deposits and deposits due to banks and other depositors, certain CPFF, certain long-term debt, and certain hybrid financial instruments included in Other liabilities. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.
     The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

47

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Fair Value Hierarchy
     Beginning January 1, 2008, assets and liabilities recorded at fair value in the Consolidated Balance Sheet are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:
•	Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that AIG has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. AIG does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.
•	Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain Residential mortgage-backed securities (RMBS), Commercial mortgage-backed securities (CMBS) and Collateralized debt obligations/Asset backed securities (CDO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments, certain derivative contracts, guaranteed investment agreements (GIAs) for the Direct Investment business, other long-term debt and physical commodities.
•	Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. AIG’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS and CDO/ABS, corporate debt, certain municipal and sovereign debt, certain derivative contracts (including Capital Markets’ super senior credit default swap portfolio), policyholder contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. AIG’s non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.
     The following is a description of the valuation methodologies used for instruments carried at fair value:
Valuation Methodologies
Incorporation of Credit Risk in Fair Value Measurements
•	AIG’s Own Credit Risk. Fair value measurements for certain Direct Investment business’ debt, GIAs, structured note liabilities and freestanding derivatives, as well as Capital Markets derivatives, incorporate AIG’s own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to AIG at the balance sheet date by reference to observable AIG credit default swap or cash bond spreads. A counterparty’s net credit exposure to AIG is determined based on master netting agreements, when applicable, which take into consideration all positions with AIG, as well as collateral posted by AIG with the counterparty at the balance sheet date.
     Fair value measurements for embedded policy derivatives and policyholder contract deposits take into consideration that policyholder liabilities are senior in priority to general creditors of AIG and therefore are much less sensitive to changes in AIG credit default swap or cash issuance spreads.

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•	Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for AIG to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. AIG’s net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.
     The cost of credit protection is determined under a discounted present value approach considering the market levels for single name credit default swap spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to AIG by an independent third party. AIG utilizes a LIBOR-based interest rate curve to derive its discount rates.
     This type of CDS is a derivative contract that allows the transfer of third party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or annual premium to the seller. The seller’s payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the annual and/or upfront premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).
     While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, AIG believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.
     Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.
Fixed Maturity Securities — Trading and Available for Sale
     AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from dealer markets.
     AIG estimates the fair value of fixed maturity securities not traded in active markets, including receivables (payables) arising from securities purchased (sold) under agreements to resell (repurchase), and mortgage and other loans receivable for which AIG elected the fair value option, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses and/or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For certain fixed maturity instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Maiden Lane II and Maiden Lane III
     At their inception, ML II and ML III were valued and recorded at the transaction prices of $1 billion and $5 billion, respectively. Subsequently, Maiden Lane Interests are valued using a discounted cash flow methodology that uses the estimated future cash flows of the Maiden Lane assets. AIG applies model-determined market discount rates to its

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interests. These discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with AIG’s interests in the capital structure of the respective entities. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.
     The fair value methodology used assumes that the underlying collateral in the Maiden Lane Interests will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the Maiden Lane Interests. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly from the amounts reported.
     Adjustments to the fair value of AIG’s investment in ML II are recorded on the Consolidated Statement of Income (Loss) in Net investment income for AIG’s Domestic Life Insurance companies. Adjustments to the fair value of AIG’s investment in ML III are recorded in Net investment income on the Consolidated Statement of Income (Loss). In the second quarter of 2009, upon AIG Parent’s contribution of its equity interest in ML III to an AIG subsidiary, adjustments to the fair value on this investment were included in AIG’s Other operations category. Prior to the second quarter of 2009, such amounts had been included in Other parent company results. AIG’s investments in the Maiden Lane Interests are included in bond trading securities, at fair value, on the Consolidated Balance Sheet.
Equity Securities Traded in Active Markets — Trading and Available for Sale
     AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.
Direct Private Equity Investments — Other Invested Assets
     AIG initially estimates the fair value of equity instruments not traded in active markets, which includes direct private equity investments, by reference to the transaction price. This valuation is adjusted for changes in inputs and assumptions which are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and/or changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Hedge Funds, Private Equity Funds and Other Investment Partnerships — Other Invested Assets
     AIG initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, AIG generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. AIG considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.
Separate Account Assets
     Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

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Freestanding Derivatives
     Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). AIG generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.
     OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. AIG generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.
     Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When AIG does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, AIG updates valuation inputs when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.
Embedded Policy Derivatives
     The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on AIG’s historical experience. With respect to embedded policy derivatives in AIG’s variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With respect to embedded policy derivatives in AIG’s equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity indexed credited rates in light of market conditions and policyholder behavior assumptions. These methodologies incorporate an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.
Capital Markets’ Super Senior Credit Default Swap Portfolio
     Capital Markets values its CDS transactions written on the super senior risk layers of designated pools of debt securities or loans using internal valuation models, third-party price estimates and market indices. The principal market was determined to be the market in which super senior credit default swaps of this type and size would be transacted, or have been transacted, with the greatest volume or level of activity. AIG has determined that the principal market participants, therefore, would consist of other large financial institutions who participate in sophisticated over-the-counter derivatives markets. The specific valuation methodologies vary based on the nature of the referenced obligations and availability of market prices.

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     The valuation of the super senior credit derivatives continues to be challenging given the limitation on the availability of market observable information due to the lack of trading and price transparency in the structured finance market, particularly during and since the second half of 2007. These market conditions have increased the reliance on management estimates and judgments in arriving at an estimate of fair value for financial reporting purposes. Further, disparities in the valuation methodologies employed by market participants and the varying judgments reached by such participants when assessing volatile markets have increased the likelihood that the various parties to these instruments may arrive at significantly different estimates as to their fair values.
     Capital Markets’ valuation methodologies for the super senior credit default swap portfolio have evolved in response to the deteriorating market conditions and the lack of sufficient market observable information. AIG has sought to calibrate the methodologies to available market information and to review the assumptions of the methodologies on a regular basis.
     Regulatory capital portfolio: In the case of credit default swaps written to facilitate regulatory capital relief, Capital Markets estimates the fair value of these derivatives by considering observable market transactions. The transactions with the most observability are the early terminations of these transactions by counterparties. Capital Markets continues to reassess the expected maturity of the portfolio. As of December 31, 2009, AIG estimated that the weighted average expected maturity of the portfolio was 1.35 years. Capital Markets has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for Capital Markets’ financial institution counterparties is generally derived from the terms of the Capital Accord of the Basel Committee on Banking Supervision (Basel I) that existed through the end of 2007 and which is in the process of being replaced by the Revised Framework for the International Convergence of Capital Measurement and Capital Standards issued by the Basel Committee on Banking Supervision (Basel II). It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small number of specific instances. However, the Basel Committee recently announced that it has agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame. In assessing the fair value of the regulatory capital CDS transactions, Capital Markets also considers other market data, to the extent relevant and available. For further discussion, see Note 11 herein.
     Multi-sector CDO portfolios: Capital Markets uses a modified version of the Binomial Expansion Technique (BET) model to value its credit default swap portfolio written on super senior tranches of multi-sector collateralized debt obligations (CDOs) of ABS, including maturity-shortening puts that allow the holders of the securities issued by certain CDOs to treat the securities as short-term 2a-7 eligible investments under the Investment Company Act of 1940 (2a-7 Puts). The BET model was developed in 1996 by a major rating agency to generate expected loss estimates for CDO tranches and derive a credit rating for those tranches, and remains widely used.
     Capital Markets has adapted the BET model to estimate the price of the super senior risk layer or tranche of the CDO. AIG modified the BET model to imply default probabilities from market prices for the underlying securities and not from rating agency assumptions. To generate the estimate, the model uses the price estimates for the securities comprising the portfolio of a CDO as an input and converts those estimates to credit spreads over current LIBOR-based interest rates. These credit spreads are used to determine implied probabilities of default and expected losses on the underlying securities. This data is then aggregated and used to estimate the expected cash flows of the super senior tranche of the CDO.
     Prices for the individual securities held by a CDO are obtained in most cases from the CDO collateral managers, to the extent available. CDO collateral managers provided market prices for 62.8 percent of the underlying securities used in the valuation at December 31, 2009. When a price for an individual security is not provided by a CDO collateral manager, Capital Markets derives the price through a pricing matrix using prices from CDO collateral

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
managers for similar securities. Matrix pricing is a mathematical technique used principally to value debt securities without relying exclusively on quoted prices for the specific securities, but rather by relying on the relationship of the security to other benchmark quoted securities. Substantially all of the CDO collateral managers who provided prices used dealer prices for all or part of the underlying securities, in some cases supplemented by third-party pricing services.
     The BET model also uses diversity scores, weighted average lives, recovery rates and discount rates.
     Capital Markets employs a Monte Carlo simulation to assist in quantifying the effect on the valuation of the CDO of the unique aspects of the CDO’s structure such as triggers that divert cash flows to the most senior part of the capital structure. The Monte Carlo simulation is used to determine whether an underlying security defaults in a given simulation scenario and, if it does, the security’s implied random default time and expected loss. This information is used to project cash flow streams and to determine the expected losses of the portfolio.
     In addition to calculating an estimate of the fair value of the super senior CDO security referenced in the credit default swaps using its internal model, Capital Markets also considers the price estimates for the super senior CDO securities provided by third parties, including counterparties to these transactions, to validate the results of the model and to determine the best available estimate of fair value. In determining the fair value of the super senior CDO security referenced in the credit default swaps, Capital Markets uses a consistent process which considers all available pricing data points and eliminates the use of outlying data points. When pricing data points are within a reasonable range an averaging technique is applied.
     Corporate debt/Collateralized loan obligation (CLO) portfolios: In the case of credit default swaps written on portfolios of investment-grade corporate debt, Capital Markets previously estimated the fair value of its obligations by comparing the contractual premium of each contract to the current market levels of the senior tranches of comparable credit indices, the iTraxx index for European corporate issuances and the CDX index for U.S. corporate issuances. Those indices were considered reasonable proxies for the referenced portfolios. In addition, Capital Markets compared those valuations to third-party prices and made adjustments as necessary to determine the best available estimate of fair value. During the third quarter of 2009, Capital Markets enhanced its valuation methodology for credit default swaps written on portfolios of investment-grade corporate debt. This new methodology uses a mathematical model that produces results that are more closely aligned with prices received from third-parties. This methodology is widely used by other market participants and uses the current market credit spreads of the names in the portfolios along with the base correlations implied by the current market prices of comparable tranches of the relevant market traded credit indices as inputs. Two transactions, representing two percent of the total notional amount of the corporate arbitrage transactions, are valued using third party quotes given their unique attributes.
     Capital Markets estimates the fair value of its obligations resulting from credit default swaps written on CLOs to be equivalent to the par value less the current market value of the referenced obligation. Accordingly, the value is determined by obtaining third-party quotes on the underlying super senior tranches referenced under the credit default swap contract.
Policyholder Contract Deposits
     Policyholder contract deposits accounted for at fair value are measured using an earnings approach by taking into consideration the following factors:
•	Current policyholder account values and related surrender charges;
•	The present value of estimated future cash inflows (policy fees) and outflows (benefits and maintenance expenses) associated with the product using risk neutral valuations, incorporating expectations about policyholder behavior, market returns and other factors; and
•	A risk margin that market participants would require for a market return and the uncertainty inherent in the model inputs.

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     The change in fair value of these policyholder contract deposits is recorded as Policyholder benefits and claims incurred in the Consolidated Statement of Income (Loss).
Securities and spot commodities sold but not yet purchased
     Fair values for securities sold but not yet purchased are based on current market prices. Fair values of spot commodities sold but not yet purchased are based on current market prices of reference spot futures contracts traded on exchanges.
Other long-term debt
     When fair value accounting has been elected, the fair value of non-structured liabilities is generally determined by using market prices from exchange or dealer markets, when available, or discounting expected cash flows using the appropriate discount rate for the applicable maturity. The discount rate is based on an implicit rate determined with the use of observable CDS market spreads to determine the risk of non-performance for AIG. Such instruments are generally classified in Level 2 of the fair value hierarchy as substantially all inputs are readily observable. AIG determines the fair value of structured liabilities (where performance is linked to structured interest rates, inflation or currency risks) and hybrid financial instruments (performance linked to risks other than interest rates, inflation or currency risks) using the appropriate derivative valuation methodology (described above) given the nature of the embedded risk profile. Such instruments are classified in Level 2 or Level 3 depending on the observability of significant inputs to the model. In addition, adjustments are made to the valuations of both non-structured and structured liabilities to reflect AIG’s own credit worthiness based on observable credit spreads of AIG.

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Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

				Counterparty	Cash
(in millions)	Level 1	Level 2	Level 3	Netting(a)	Collateral(b)	Total

At December 31, 2009
Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$146	$5,077	$—	$—	$—	$5,223
Obligations of states, municipalities and Political subdivisions	219	53,270	613	—	—	54,102
Non-U.S. governments	312	64,519	753	—	—	65,584
Corporate debt	10	187,337	4,768	—	—	192,115
Residential mortgage-backed securities (RMBS)	—	21,623	6,654	—	—	28,277
Commercial mortgage-backed securities (CMBS)	—	8,336	4,934	—	—	13,270
Collateralized Debt Obligations/Asset Backed Securities (CDO/ABS)	—	2,167	4,724	—	—	6,891

Total bonds available for sale	687	342,329	22,446	—	—	365,462

Bond trading securities:
U.S. government and government sponsored entities	394	6,317	16	—	—	6,727
Obligations of states, municipalities and Political subdivisions	—	371	—	—	—	371
Non-U.S. governments	2	1,363	56	—	—	1,421
Corporate debt	—	5,205	121	—	—	5,326
RMBS	—	3,671	4	—	—	3,675
CMBS	—	2,152	325	—	—	2,477
CDO/ABS	—	4,381	6,865	—	—	11,246

Total bond trading securities	396	23,460	7,387	—	—	31,243

Securities lending invested collateral:(c)
Corporate debt	—	—	23	—	—	23
RMBS	—	47	—	—	—	47
CMBS	—	14	5	—	—	19

Total securities lending invested collateral	—	61	28	—	—	89

Equity securities available for sale:
Common stocks	7,254	9	35	—	—	7,298
Preferred stocks	—	760	54	—	—	814
Mutual funds	1,348	56	6	—	—	1,410

Total equity securities available for sale	8,602	825	95	—	—	9,522

Equity securities trading:
Common stocks	1,254	104	1	—	—	1,359
Mutual funds	6,460	492	7	—	—	6,959

Total equity securities trading	7,714	596	8	—	—	8,318

Mortgage and other loans receivable	—	119	—	—	—	119
Other invested assets(d)	3,322	8,656	6,910	—	—	18,888
Unrealized gain on swaps, options and forward transactions	123	32,617	1,761	(19,054)	(6,317)	9,130
Securities purchased under agreements to resell	—	2,154	—	—	—	2,154
Short-term investments	1,898	22,077	—	—	—	23,975
Separate account assets	56,165	1,984	1	—	—	58,150
Other assets	—	18	270	—	—	288

Total	$78,907	$434,896	$38,906	$(19,054)	$(6,317)	$527,338

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

				Counterparty	Cash
(in millions)	Level 1	Level 2	Level 3	Netting(a)	Collateral(b)	Total

Liabilities:
Policyholder contract deposits	$—	$—	$5,214	$—	$—	$5,214
Securities sold under agreements to repurchase	—	3,221	—	—	—	3,221
Securities and spot commodities sold but not yet purchased	159	871	—	—	—	1,030
Unrealized loss on swaps, options and forward transactions(e)	8	24,789	7,826	(19,054)	(8,166)	5,403
Trust deposits and deposits due to banks and other depositors	—	15	—	—	—	15
Federal Reserve Bank of New York Commercial Paper Funding Facility	—	2,742	—	—	—	2,742
Other long-term debt	—	12,314	881	—	—	13,195

Total	$167	$43,952	$13,921	$(19,054)	$(8,166)	$30,820

At December 31, 2008
Assets:
Bonds available for sale	$414	$344,237	$18,391	$—	$—	$363,042
Bond trading securities	781	29,480	6,987	—	—	37,248
Securities lending invested collateral(c)	—	2,967	435	—	—	3,402
Common and preferred stock available for sale	7,282	1,415	111	—	—	8,808
Common and preferred stock trading	6,611	60	3	—	—	6,674
Mortgage and other loans receivable	—	131	—	—	—	131
Other invested assets(d)	6,441	7,248	11,168	—	—	24,857
Unrealized gain on swaps, options and forward transactions	223	90,998	3,865	(74,217)	(7,096)	13,773
Securities purchased under agreements to resell	—	3,960	—	—	—	3,960
Short-term investments	3,247	16,069	—	—	—	19,316
Separate account assets	47,902	2,410	830	—	—	51,142
Other assets	—	44	325	—	—	369

Total	$72,901	$499,019	$42,115	$(74,217)	$(7,096)	$532,722

Liabilities:
Policyholder contract deposits	$—	$—	$5,458	$—	$—	$5,458
Securities sold under agreements to repurchase	—	4,423	85	—	—	4,508
Securities and spot commodities sold but not yet purchased	1,124	1,569	—	—	—	2,693
Unrealized loss on swaps, options and forward transactions(e)	1	85,255	14,435	(74,217)	(19,236)	6,238
Trust deposits and deposits due to banks and other depositors	—	30	—	—	—	30
Federal Reserve Bank of New York Commercial Paper Funding Facility	—	6,802	—	—	—	6,802
Other long-term debt	—	15,448	1,147	—	—	16,595
Other liabilities	—	1,355	—	—	—	1,355

Total	$1,125	$114,882	$21,125	$(74,217)	$(19,236)	$43,679

a)	Represents netting of derivative exposures covered by a qualifying master netting agreement.

b)	Represents cash collateral posted and received. Securities collateral posted for derivative transactions that is reflected in Fixed maturity securities in the Consolidated Balance Sheet, and collateral received, not reflected in the Consolidated Balance Sheet, were $1.6 billion and $289 million, respectively, at December 31, 2009 and $4.2 billion and $1.6 billion, respectively, at December 31, 2008.

c)	Amounts exclude short-term investments that are carried at cost, which approximates fair value of $188 million and $442 million at December 31, 2009 and 2008, respectively.

d)	Approximately 6 percent and 15 percent of the fair value of the total assets recorded as Level 3 relates to various private equity, real estate, hedge fund and fund-of-funds investments that are consolidated by AIG at December 31, 2009 and 2008, respectively. AIG’s ownership in these funds represented 71.1 percent, or $1.6 billion, of Level 3 assets at December 31, 2009 and 27.6 percent, or $1.7 billion, of Level 3 assets at December 31, 2008. AIG’s percentage ownership in these investments increased at December 31, 2009 due to the reclassification of certain investments to Assets of businesses held for sale.

e)	Included in Level 3 is the fair value derivative liability of $4.8 billion and $9.0 billion at December 31, 2009 and 2008, respectively, on the Capital Markets super senior credit default swap portfolio.

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Changes in Level 3 recurring fair value measurements
The following tables present changes during 2009 and 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Income (Loss), during 2009 and 2008 related to the Level 3 assets and liabilities that remained on the Consolidated Balance Sheet at December 31, 2009 and 2008:

		Net							Changes in
		Realized							Unrealized
		and		Purchases,			Reclassified		Gains
		Unrealized		Sales,			from/(to)		(Losses) on
		Gains	Accumulated	Issuances			Assets of		Instruments
	Balance	(Losses)	Other	and		Activity of	Businesses	Balance	Held
	Beginning	Included	Comprehensive	Settlements-		Discontinued	Held	End	at End of
(in millions)	of Period (a)	in Income (b)	Income (Loss)	Net	Transfers (c)	Operations	for Sale	of Period	Period

December 31, 2009
Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$2	$—	$(2)	$—	$—	$—	$—	$—	$—
Obligations of states, municipalities and political subdivisions	861	(12)	(55)	97	(278)	—	—	613	—
Non-U.S. governments	601	2	(1)	(3)	(66)	220	—	753	—
Corporate debt	5,872	(27)	1,092	(1,010)	(1,091)	(62)	(6)	4,768	—
RMBS	6,108	(1,134)	1,498	(467)	648	1	—	6,654	—
CMBS	1,663	(302)	519	(328)	1,562	1,820	—	4,934	—
CDO/ABS	3,284	(650)	1,766	(317)	620	54	(33)	4,724	—

Total bonds available for sale	18,391	(2,123)	4,817	(2,028)	1,395	2,033	(39)	22,446	—

Bond trading securities:
U.S. government and government sponsored entities	17	—	—	—	—	(1)	—	16	—
Non-U.S. governments	—	—	—	1	49	6	—	56	—
Corporate debt	261	12	(5)	(65)	6	(24)	(64)	121	37
RMBS	8	(3)	—	(1)	—	—	—	4	15
CMBS	45	(98)	—	58	222	98	—	325	(66)
CDO/ABS	6,656	850	—	(641)	—	—	—	6,865	1,844

Total bond trading securities	6,987	761	(5)	(648)	277	79	(64)	7,387	1,830

Securities lending invested collateral:
Corporate debt	231	—	5	(192)	95	(116)	—	23	—
RMBS	48	—	5	(27)	(26)	—	—	—	—
CMBS	—	—	—	—	1	4	—	5	—
CDO/ABS	156	—	(14)	(131)	—	(11)	—	—	—

Total securities lending invested collateral	435	—	(4)	(350)	70	(123)	—	28	—

Equity securities available for sale:
Common stocks	55	(24)	7	5	(8)	—	—	35	—
Preferred stocks	54	(11)	6	1	4	—	—	54	—
Mutual funds	2	—	4	—	—	—	—	6	—

Total equity securities available for sale	111	(35)	17	6	(4)	—	—	95	—

Equity securities trading:
Common stocks	1	—	—	—	—	—	—	1	—
Mutual funds	2	—	—	—	—	5	—	7	—

Total equity securities trading	3	—	—	—	—	5	—	8	—

Other invested assets	11,168	(2,051)	(1,497)	790	119	(43)	(1,576)	6,910	(1,737)
Short-term investments	—	—	—	38	(38)	—	—	—	—
Other assets	325	(23)	—	(32)	—	—	—	270	(23)
Separate account assets	830	—	(1)	—	—	95	(923)	1	—

Total	$38,250	$(3,471)	$3,327	$(2,224)	$1,819	$2,046	$(2,602)	$37,145	$70

57

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

		Net							Changes in
		Realized							Unrealized
		and		Purchases,			Reclassified		Gains
		Unrealized		Sales,			from/(to)		(Losses) on
		Gains	Accumulated	Issuances			Assets of		Instruments
	Balance	(Losses)	Other	and		Activity of	Businesses	Balance	Held
	Beginning	Included	Comprehensive	Settlements-		Discontinued	Held	End	at End of
(in millions)	of Period (a)	in Income (b)	Income (Loss)	Net	Transfers (c)	Operations	for Sale	of Period	Period

Liabilities:
Policyholder contract deposits	$(5,458)	$955	$1	$(457)	$—	$(255)	$—	$(5,214)	$(523)
Securities sold under agreements to repurchase	(85)	4	—	81	—	—	—	—	—
Unrealized loss on swaps, options and forward transactions, net	(10,570)	1,618	(4)	3,460	(583)	14	—	(6,065)	5,223
Other long-term debt	(1,147)	(3)	—	186	83	—	—	(881)	82

Total	$(17,260)	$2,574	$(3)	$3,270	$(500)	$(241)	$—	$(12,160)	$4,782

December 31, 2008
Assets:
Bonds available for sale	$19,071	$(5,583)	$(619)	$897	$4,579	$46	$—	$18,391	$—
Bond trading securities	4,563	(3,875)	1	6,231	9	58	—	6,987	(2,452)
Securities lending invested collateral	11,353	(6,657)	1,727	(11,696)	5,877	(169)	—	435	—
Common and preferred stock available for sale	359	(25)	(53)	(168)	7	(9)	—	111	—
Common and preferred stock trading	30	4	(4)	—	—	(27)	—	3	(1)
Mortgage and other loans receivable	—	(4)	—	—	4	—	—	—	—
Other invested assets	10,373	77	(347)	997	(54)	122	—	11,168	991
Other assets	141	12	—	172	—	—	—	325	12
Separate account assets	1,003	—	—	(1)	—	(172)	—	830	—

Total	$46,893	$(16,051)	$705	$(3,568)	$10,422	$(151)	$—	$38,250	$(1,450)

Liabilities:
Policyholder contract deposits	$(3,674)	$(897)	$—	$(845)	$—	$(42)	$—	$(5,458)	$2,095
Securities sold under agreements to repurchase	(208)	(17)	—	(82)	222	—	—	(85)	(3)
Unrealized loss on swaps, options and forward transactions, net	(11,710)	(26,820)	—	27,956	26	(22)	—	(10,570)	(199)
Other long-term debt	(3,578)	730	—	1,309	392	—	—	(1,147)	(126)
Other liabilities	(511)	—	—	511	—	—	—	—	—

Total	$(19,681)	$(27,004)	$—	$28,849	$640	$(64)	$—	$(17,260)	$1,767

(a)	Total Level 3 derivative exposures have been netted on these tables for presentation purposes only.

(b)	Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the Consolidated Statement of Income (Loss) primarily as follows:

Major Category of Assets/Liabilities	Consolidated Statement of Income (Loss) Line Items

Bonds available for sale	•	Net realized capital gains (losses)

Bond trading securities	•	Net investment income
	•	Other income

Other invested assets	•	Net realized capital gains (losses)
	•	Other income

Policyholder contract deposits	•	Policyholder benefits and claims incurred
	•	Net realized capital gains (losses)

Unrealized loss on swaps, options and forward transactions, net	•	Unrealized market valuation gains (losses) on Capital Markets super senior credit default swap portfolio
	•	Net realized capital gains (losses)
	•	Other income

(c)	Transfers are comprised of gross transfers into Level 3 assets and liabilities of $8.3 billion and gross transfers out of Level 3 assets and liabilities of $6.0 billion. AIG’s policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. As a result, the Net realized and unrealized gains (losses) included in income or other comprehensive income and as shown in the table above exclude $195 million of net losses related to assets and liabilities transferred into Level 3 during the period, and include $232 million of net gains related to assets and liabilities transferred out of Level 3 during the period.

58

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2009 and 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).
     AIG’s policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include: circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available, and substantial price variances in quotations among market participants exist.
     In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. AIG’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability.
     During the year ended December 31, 2009, AIG transferred into Level 3 approximately $7.5 billion of assets, consisting of certain ABS, CMBS and RMBS, as well as private placement corporate debt. A majority of the transfers into Level 3 related to investments in ABS, RMBS and CMBS and was due to a decrease in market transparency and downward credit migration in these securities. Transfers into Level 3 for private placement corporate debt are primarily the result of AIG over-riding third party matrix pricing information downward to better reflect the additional risk premium associated with those securities that AIG believes was not captured in the matrix.
     Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable, or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2009, AIG transferred approximately $5.7 billion of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in certain ABS and RMBS and investments in private placement corporate debt. Transfers out of Level 3 for ABS and RMBS investments were primarily due to increased usage of pricing from valuation service providers that were reflective of market activity, where previously an internally adjusted price had been used. Transfers out of Level 3 for private placement corporate debt were primarily the result of AIG using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on AIG’s own assumptions regarding the characteristics of a specific security or the current liquidity in the market.
     During the year ended December 31, 2009, AIG transferred into Level 3 approximately $816 million of liabilities, related to derivatives and certain notes payable. A majority of the transfers out of Level 3 liabilities, which totaled $316 million, were due to recognition of the cash flow variability on interest rate and cross currency swaps with securitization vehicles. Other transfers, both into and out of Level 3 liabilities, were due to movement in market variables.
     AIG uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchases or sales of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

59

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Investments in certain entities carried at fair value using net asset value per share
The following table includes information related to AIG’s investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis at December 31, 2009, AIG uses the net asset value per share as a practical expedient for fair value.

		Fair Value
As of December 31, 2009		Using Net		Unfunded
(in millions)	Investment Category Includes	Asset Value		Commitments

Investment Category
Private equity funds:
Leveraged buyout	Debt and/or equity investments made as part of a transaction in which assets of mature companies are acquired from the current shareholders, typically with the use of financial leverage.	$3,166		$1,553

Non-U.S.	Investments that focus primarily on Asian and European based buyouts, expansion capital, special situations, turnarounds, venture capital, mezzanine and distressed opportunities strategies.	543		103

Venture capital	Early-stage, high-potential, growth companies expected to generate a return through an eventual realization event, such as an initial public offering or sale of the company.	427		48

Fund of funds	Funds that invest in other funds, which invest in various diversified strategies	616		40

Distressed	Securities of companies or government entities that are already in default, under bankruptcy protection, or troubled.	238		91

Other	Real estate, energy, multi-strategy, mezzanine, and industry-focused strategies.	223		117

Total private equity funds		5,213		1,952

Hedge funds:
Event-driven	Securities of companies undergoing material structural changes, including. mergers, acquisitions, and other reorganizations.	1,373		—

Long-short	Securities the manager believes are undervalued, with corresponding short positions to hedge market risk.	825		—

Fund of funds	Funds that invest in other funds, which invest in various diversified strategies.	304		—

Relative value	Simultaneous long and short positions in closely related markets.	286		—

Distressed	Securities of companies or government entities that are already in default, under bankruptcy protection, or troubled.	272		—

Other	Non-U.S. companies, futures and commodities, and multi-strategy and industry-focused strategies.	394		—

Total hedge funds		3,454		—

Global real estate funds	U.S. and Non-U.S. commercial real estate.	929		64

Total		$9,596	*	$2,016

*	Includes investments of entities classified as held for sale of approximately $1.1 billion.
     Private equity fund investments included above are not redeemable during the lives of the funds, and have expected remaining lives that extend in some cases to 10 years. Twenty-five percent of the total above have expected remaining lives of less than three years, 29 percent between 3 and 7 years, and 46 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the general manager’s discretion, typically in one year increments.
     Hedge fund investments included above are redeemable monthly (16 percent), quarterly (42 percent), semi-annually (7 percent) and annually (35 percent), with redemption notices ranging from 1 day to 180 days. More than 90 percent require redemption notices of 90 days or less. Investments representing approximately 8 percent of the value of the hedge fund investments cannot be redeemed because the investments include restrictions that do not

60

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
allow for redemptions within a pre-defined timeframe. These restrictions expire no later than December 31, 2011. Funds that equate to 50 percent of the total value of hedge funds hold at least one investment that the general manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the general manager isolates these illiquid assets from the rest of the fund until the assets become liquid.
     Global real estate fund investments included above are not redeemable during the lives of the funds, and have expected remaining lives that extend in some cases to 10 years. Fourteen percent of these funds have expected remaining lives of less than three years, 47 percent between 3 and 7 years, and 39 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the general manager’s discretion, typically in one year increments.
Fair Value Measurements on a Non-Recurring Basis
     AIG also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, life settlement contracts, flight equipment primarily under operating leases, collateral securing foreclosed loans and real estate and other fixed assets, goodwill, and other intangible assets. AIG uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:
•	Cost and Equity-Method Investments: When AIG determines that the carrying value of these assets may not be recoverable, AIG records the assets at fair value with the loss recognized in earnings. In such cases, AIG measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for Other invested assets.

•	Life Settlement Contracts: AIG measures the fair value of individual life settlement contracts (which are included in other invested assets) whenever the carrying value plus the undiscounted future costs that are expected to be incurred to keep the life settlement contract in force exceed the expected proceeds from the contract. In those situations, the fair value is determined on a discounted cash flow basis, incorporating current life expectancy assumptions. The discount rate incorporates current information about market interest rates, the credit exposure to the insurance company that issued the life settlement contract and AIG’s estimate of the risk margin an investor in the contracts would require.

•	Flight Equipment Primarily Under Operating Leases: When AIG determines the carrying value of its commercial aircraft may not be recoverable, AIG records the aircraft at fair value with the loss recognized in earnings. AIG measures the fair value of its commercial aircraft using an earnings approach based on the present value of all cash flows from existing and projected lease payments (based on historical experience and current expectations regarding market participants), including net contingent rentals for the period extending to the end of the aircraft’s economic life in its highest and best use configuration, plus its disposition value.

•	Collateral Securing Foreclosed Loans and Real Estate and Other Fixed Assets: When AIG takes collateral in connection with foreclosed loans, AIG generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself, by reference to observable transactions for similar assets.

•	Goodwill: AIG tests goodwill annually for impairment or more frequently whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable. When AIG determines goodwill may be impaired, AIG uses techniques including market-based earning multiples of peer companies, discounted expected future cash flows, appraisals, or, in the case of reporting units being considered for sale, third-party indications of fair value of the reporting unit, if available, to determine the amount of any impairment.

•	Long-Lived Assets: AIG tests its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of a long-lived asset may not be recoverable. AIG measures the fair value of

61

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
long-lived assets based on an in-use premise that considers the same factors used to estimate the fair value of its real estate and other fixed assets under an in-use premise.

•	Finance Receivables Held for Sale:
•	Originated as held for sale — AIG determines the fair value of finance receivables originated as held for sale by reference to available market indicators such as current investor yield requirements, outstanding forward sale commitments, or negotiations with prospective purchasers, if any.

•	Originated as held for investment — AIG determines the fair value of finance receivables originated as held for investment based on negotiations with prospective purchasers, if any, or by using projected cash flows discounted at the weighted average interest rates offered in the marketplace for similar finance receivables. Cash flows are projected based on contractual payment terms, adjusted for delinquencies and estimates of prepayments and credit-related losses.
•	Businesses Held for Sale: When AIG determines that a business qualifies as held for sale and AIG’s carrying amount is greater than the expected sale price less cost to sell, AIG records an impairment loss for the difference.
     See Notes 1(d), (e), (f), (h) and (s) herein for additional information about how AIG tests various asset classes for impairment.
The following table presents assets (excluding discontinued operations) measured at fair value on a non-recurring basis on which impairment charges were recorded, and the related impairment charges:

	Assets at Fair Value				Impairment Charges
	Non-Recurring Basis				December 31,
(in millions)	Level 1	Level 2	Level 3	Total	2009	2008

At December 31, 2009
Goodwill	$—	$—	$—	$—	$693	$3,744
Real estate owned	—	—	3,148	3,148	1,198	242
Other investments	99	—	1,005	1,104	908	237
Aircraft	—	—	62	62	51	—
Other assets	—	85	54	139	225	34

Total	$99	$85	$4,269	$4,453	$3,075	$4,257

At December 31, 2008
Real estate owned	$—	$—	$1,379	$1,379
Other investments	15	—	3,082	3,097
Other assets	—	29	22	51

Total	$15	$29	$4,483	$4,527

     During 2009, AIG recognized goodwill impairment charges of $693 million, including $609 million for the Institutional Asset Management business. These impairment charges related to a significant decline in certain consolidated warehoused investments as well as the consideration of recent transaction activity. AIG also recognized impairment charges related to certain investment real estate, proprietary real estate, private equity investments and other long-lived assets.
     Management continually assesses whether there are any indicators that suggest the carrying value of AIG’s real estate investments may be impaired including, but not limited to declines in property operating performance, general market conditions, and changes to asset plan or strategy. Increases in capitalization rates, discount rates, and vacancies along with adverse changes in local market conditions in 2009 contributed to valuation declines and the real estate impairment charges.
     AIG recognized goodwill impairment charges of $3.7 billion in 2008, which were primarily related to General Insurance, Domestic Life Insurance and Retirement Services, Consumer Finance and the Capital Markets businesses. The remaining impairment charges related to certain investment real estate and other long-lived assets which were

62

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
included in other income. The fair value disclosed in the table above is unadjusted for transaction costs. The amounts recorded on the Consolidated Balance Sheet are net of transaction costs.
Fair Value Option
     AIG may choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. Unrealized gains and losses on financial instruments in AIG’s insurance businesses and in Direct Investment Business and Capital Markets for which the fair value option was elected are classified in Policyholder benefit and claims incurred and in Other income, respectively, in the Consolidated Statement of Income (Loss).
The following table presents the gains or losses recorded during 2009 and 2008 related to the eligible instruments for which AIG elected the fair value option:

	Gain (Loss)
	Years Ended December 31,
(in millions)	2009	2008

Assets:
Mortgage and other loans receivable	$(6)	$(82)
Trading securities	2,513	(8,663)
Trading – Maiden Lane Interests	391	(1,112)
Securities purchased under agreements to resell	(8)	400
Other invested assets	(32)	(39)
Short-term investments	—	68
Other assets	—	1

Liabilities:
Policyholder contract deposits(a)	(1,121)	1,304
Securities sold under agreements to repurchase	(73)	(125)
Securities and spot commodities sold but not yet purchased	(148)	(176)
Trust deposits and deposits due to banks and other depositors	(3)	198
Debt	2,447	(4,041)
Other liabilities	(170)	1,210

Total gain (loss)(b)	$3,790	$(11,057)

a)	AIG elected to apply the fair value option to certain single premium variable life products in Japan and an investment-linked life insurance product sold principally in Asia, both classified within policyholder contract deposits in the Consolidated Balance Sheet. AIG elected the fair value option for these liabilities to more closely align its accounting with the economics of its transactions. For the investment-linked product sold principally in Asia, the election more effectively aligns changes in the fair value of assets with a commensurate change in the fair value of policyholders’ liabilities. For the single premium life products in Japan, the fair value option election has allowed AIG to economically hedge the inherent market risks associated with this business in an efficient and effective manner through the use of derivative instruments. The hedging program, since being fully implemented in the third quarter of 2008, has resulted in an accounting presentation for this business that more closely reflects the underlying economics and the way the business is managed, while the change in the fair value of derivatives and underlying assets has largely offset the change in fair value of the policy liabilities. In the third quarter of 2009, AIG unwound certain of these hedges in conjunction with its restructuring and divestiture plans. A substantial portion of the inherent market risks associated with this business remains economically hedged as of December 31, 2009.

b)	Not included in the table above were gains of $3.8 billion and losses of $32.4 billion for the years ended December 31, 2009 and 2008, respectively, that were primarily due to changes in the fair value of derivatives, trading securities and certain other invested assets for which the fair value option was not elected. Included in these amounts were unrealized market valuation gains of $1.4 billion and losses of $28.6 billion for the years ended December 31, 2009 and 2008, respectively, related to Capital Markets’ super senior credit default swap portfolio.
     Interest income and expense and dividend income on assets and liabilities elected under the fair value option are recognized and classified in the Consolidated Statement of Income (Loss) depending on the nature of the instrument and related market conventions. For Direct Investment Business-related activity, interest, dividend income, and interest expense are included in Other income. Otherwise, interest and dividend income are included in Net investment income in the Consolidated Statement of Income (Loss). See Note 1(a) herein for additional information

63

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
about AIG’s policies for recognition, measurement, and disclosure of interest and dividend income and interest expense.
     AIG recognized a loss of $2 million and a gain of $84 million in 2009 and 2008, respectively, attributable to the observable effect of changes in credit spreads on AIG’s own liabilities for which the fair value option was elected. AIG calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates, AIG’s observable credit spreads on these liabilities and other factors that mitigate the risk of nonperformance such as collateral posted.
The following table presents the difference between fair values and the aggregate contractual principal amounts of mortgage and other loans receivable and long-term borrowings, for which the fair value option was elected:

	At December 31, 2009			At December 31, 2008
		Outstanding			Outstanding
(in millions)	Fair Value	Principal Amount	Difference	Fair Value	Principal Amount	Difference

Assets:
Mortgage and other loans receivable	$119	$253	$(134)	$131	$244	$(113)
Liabilities:
Long-term debt	$11,308	$10,111	$1,197	$21,285	$16,827	$4,458

     At December 31, 2009 and 2008, there were no significant mortgage or other loans receivable for which the fair value option was elected that were 90 days or more past due and in non-accrual status.
Fair Value Information about Financial Instruments Not Measured at Fair Value
     Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:
•	Mortgage and other loans receivable: Fair values of loans on real estate and collateral loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates that AIG believes market participants would use in determining the price they would pay for such assets. For certain loans, AIG’s current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rates market participants would use. The fair values of policy loans were not estimated as AIG believes it would have to expend excessive costs for the benefits derived.

•	Finance receivables: Fair values of net finance receivables, less allowance for finance receivable losses, were estimated for disclosure purposes using projected cash flows, computed by category of finance receivable, discounted at the weighted average interest rates offered for similar finance receivables at the balance sheet date. Cash flows were projected based on contractual payment terms adjusted for delinquencies and estimates of losses. The fair value estimates do not reflect the underlying customer relationships or the related distribution systems.

•	Securities lending payable: The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

•	Cash, short-term investments, trade receivables, trade payables, securities purchased (sold) under agreements to resell (repurchase), and commercial paper and other short-term debt: The carrying values of these assets and liabilities approximate fair values because of the relatively short period of time between origination and expected realization.

•	Policyholder contract deposits associated with investment-type contracts: Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

64

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	Trust deposits and deposits due to banks and other depositors: The fair values of certificates of deposit which mature in more than one year are estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently offered for deposits with similar maturities. For demand deposits and certificates of deposit which mature in less than one year, carrying values approximate fair value.

•	Long-term debt: Fair values of these obligations were determined for disclosure purposes by reference to quoted market prices, where available and appropriate, or discounted cash flow calculations based upon AIG’s current market-observable implicit-credit-spread rates for similar types of borrowings with maturities consistent with those remaining for the debt being valued.
The following table presents the carrying value and estimated fair value of AIG’s financial instruments:

	December 31, 2009		December 31, 2008
	Carrying	Fair	Carrying	Fair
(in millions)	Value	Value	Value	Value

Assets:
Fixed maturities	$396,982	$396,982	$404,134	$404,134
Equity securities	17,840	17,840	15,482	15,482
Mortgage and other loans receivable	27,461	25,957	34,687	35,056
Finance receivables, net of allowance	20,327	18,974	30,949	28,731
Other invested assets*	43,737	42,474	56,042	57,755
Securities purchased under agreements to resell	2,154	2,154	3,960	3,960
Short-term investments	47,075	47,075	46,666	46,666
Cash	4,400	4,400	8,642	8,642
Unrealized gain on swaps, options and forward transactions	9,130	9,130	13,773	13,773
Liabilities:
Policyholder contract deposits associated with investment-type contracts	168,846	175,612	179,478	176,783
Securities sold under agreements to repurchase	3,505	3,505	5,262	5,262
Securities and spot commodities sold but not yet purchased	1,030	1,030	2,693	2,693
Unrealized loss on swaps, options and forward transactions	5,403	5,403	6,238	6,238
Trust deposits and deposits due to banks and other depositors	1,385	1,385	4,498	4,469
Commercial paper and other short-term debt	—	—	613	613
Federal Reserve Bank of New York Commercial Paper Funding Facility	4,739	4,739	15,105	15,105
Federal Reserve Bank of New York credit facility	23,435	23,390	40,431	40,708
Other long-term debt	113,298	94,458	137,054	101,467
Securities lending payable	256	256	2,879	2,879

*	Excludes aircraft asset investments held by non-Financial Services subsidiaries.

65

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
6. Investments
(a) Securities Available for Sale
The following table presents the amortized cost or cost and fair value of AIG’s available for sale securities:

						Other-Than-
	Amortized	Gross	Gross			Temporary
	Cost or	Unrealized	Unrealized		Fair	Impairments
(in millions)	Cost	Gains	Losses		Value	in AOCI(a)

December 31, 2009
Bonds available for sale:
U.S. government and government sponsored entities	$5,098	$174	$(49)		$5,223	$—
Obligations of states, municipalities and political subdivisions	52,324	2,163	(385)		54,102	—
Non-U.S. governments	63,080	3,153	(649)		65,584	(1)
Corporate debt	185,188	10,826	(3,876)	(c)	192,138	119
Mortgage-backed, asset-backed and collateralized:
RMBS	32,173	991	(4,840)		28,324	(2,121)
CMBS	18,717	195	(5,623)		13,289	(739)
CDO/ABS	7,911	284	(1,304)		6,891	(63)

Total bonds available for sale(d)	364,491	17,786	(16,726)		365,551	(2,805)
Equity securities available for sale:
Common stocks	4,460	2,913	(75)		7,298	—
Preferred stocks	740	94	(20)		814	—
Mutual funds	1,264	182	(36)		1,410	—

Total equity securities available for sale	6,464	3,189	(131)		9,522	—

Total	$370,955	$20,975	$(16,857)		$375,073	$(2,805)

December 31, 2008
Bonds available for sale:
U.S. government and government sponsored entities	$4,433	$331	$(59)		$4,705
Obligations of states, municipalities and political subdivisions	62,718	1,150	(2,611)		61,257
Non-U.S. governments	62,176	6,560	(1,199)		67,537
Corporate debt	194,481	4,661	(13,523	)(c)	185,619
Mortgage-backed, asset-backed and collateralized:
RMBS	32,092	645	(2,985)		29,752
CMBS	14,205	126	(3,105)		11,226
CDO/ABS	6,741	233	(843)		6,131
Direct Investment Business(b)	217	—	—		217

Total bonds available for sale(d)	377,063	13,706	(24,325)		366,444
Equity securities available for sale:
Common stocks	5,545	1,035	(512)		6,068
Preferred stocks	1,349	33	(138)		1,244
Mutual funds	1,487	78	(69)		1,496

Total equity securities available for sale	8,381	1,146	(719)		8,808

Total	$385,444	$14,852	$(25,044)		$375,252

(a)	Represents the amount of other-than-temporary impairment losses recognized in Accumulated other comprehensive loss, which, starting on April 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(b)	The amounts represent securities for which [Direct Investment Business] has not elected the fair value option. At December 31, 2009, a total of $329 million in amortized cost and $375 million in fair value in securities for [Direct Investment Business] were included in CDO/ABS. Historical amounts were not revised.

(c)	Financial institutions represent approximately 43 percent and 57 percent of the total gross unrealized losses at December 31, 2009 and 2008, respectively.

(d)	At December 31, 2009 and 2008, bonds available for sale held by AIG that were below investment grade or not rated totaled $24.5 billion and $19.4 billion, respectively. At December 31, 2009 and 2008, fixed maturity securities reported on the Consolidated Balance Sheet include $188 million and $442 million, respectively, of short-term investments included in Securities lending invested collateral.

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Unrealized losses on Securities Available for Sale
The following table summarizes the fair value and gross unrealized losses on AIG’s available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	12 Months or Less		More than 12 Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
(in millions)	Value	Losses	Value	Losses	Value	Losses

December 31, 2009
Bonds available for sale:
U.S. government and government sponsored entities	$1,414	$35	$105	$14	$1,519	$49
Obligations of states, municipalities and political subdivisions	5,405	132	3,349	253	8,754	385
Non-U.S. governments	7,842	239	3,286	410	11,128	649
Corporate debt	24,696	1,386	22,139	2,490	46,835	3,876
RMBS	7,135	3,051	6,352	1,789	13,487	4,840
CMBS	5,013	3,927	4,528	1,696	9,541	5,623
CDO/ABS	2,809	1,119	1,693	185	4,502	1,304

Total bonds available for sale	54,314	9,889	41,452	6,837	95,766	16,726
Equity securities available for sale:
Common stocks	933	75	—	—	933	75
Preferred stocks	172	20	—	—	172	20
Mutual funds	333	36	—	—	333	36

Total equity securities available for sale	1,438	131	—	—	1,438	131

Total	$55,752	$10,020	$41,452	$6,837	$97,204	$16,857

December 31, 2008
Bonds available for sale:
U.S. government and government sponsored entities	$629	$35	$616	$24	$1,245	$59
Obligations of states, municipalities and political subdivisions	5,416	2,310	2,111	301	7,527	2,611
Non-U.S. governments	26,914	309	4,812	890	31,726	1,199
Corporate debt	79,942	7,979	29,570	5,544	109,512	13,523
RMBS	7,928	1,790	4,745	1,195	12,673	2,985
CMBS	3,947	1,362	3,537	1,743	7,484	3,105
CDO/ABS	3,389	546	927	297	4,316	843

Total bonds available for sale	128,165	14,331	46,318	9,994	174,483	24,325
Equity securities available for sale:
Common stocks	1,951	512	—	—	1,951	512
Preferred stocks	747	138	—	—	747	138
Mutual funds	332	69	—	—	332	69

Total equity securities available for sale	3,030	719	—	—	3,030	719

Total	$131,195	$15,050	$46,318	$9,994	$177,513	$25,044

     At December 31, 2009, AIG held 13,188 and 854 of individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 6,004 individual securities were in a continuous unrealized loss position for longer than twelve months.
     AIG did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2009, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the

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recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.
Contractual Maturities
The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

	Total Fixed Maturity		Fixed Maturity
December 31, 2009	Available for Sale Securities		Securities in a Loss Position
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$14,712	$14,962	$2,811	$2,726
Due after one year through five years	83,419	86,297	16,806	15,421
Due after five years through ten years	98,051	102,125	21,866	20,342
Due after ten years	109,508	113,663	31,717	29,752
Mortgage-backed, asset-backed and collateralized	58,801	48,504	39,292	27,525

Total	$364,491	$365,551	$112,492	$95,766

     Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.
(b) Net Investment Income
The following table presents the components of Net investment income:

Years Ended December 31,
(in millions)	2009	2008	2007

Fixed maturities, including short-term investments	$14,539	$16,326	$17,177
Maiden Lane interests	391	(1,112)	—
Equity securities	372	361	378
Interest on mortgage and other loans	454	505	561
Partnerships	4	(2,084)	3,320
Mutual funds	315	(799)	452
Real estate	1,032	1,031	961
Other investments	392	522	573

Total investment income before policyholder investment income and trading gains (losses)	17,499	14,750	23,422
Policyholder investment income and trading gains (losses)	2,305	(3,504)	1,381

Total investment income	19,804	11,246	24,803
Investment expenses	817	793	870

Net investment income	$18,987	$10,453	$23,933

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American International Group, Inc., and Subsidiaries
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(c) Net Realized Capital Gains and Losses
The following table presents the components of Net realized capital gains (losses) and the increase (decrease) in unrealized appreciation of AIG’s available for sale investments:

Years Ended December 31,
(in millions)	2009	2008	2007

Sales of fixed maturity securities	$849	$(4,906)	$(278)
Sales of equity securities	303	158	883
Sales of real estate and loans	(18)	136	138
Other-than-temporary impairments:
Total other-than-temporary impairments on available for sale securities	(6,096)	(41,409)	(3,315)
Portion of other-than-temporary impairments on available for sale fixed maturity securities recognized in Accumulated other comprehensive income (loss)	316	—	—

Net other-than-temporary impairments on available for sale securities recognized in net income (loss)	(5,780)	(41,409)	(3,315)
Other-than-temporary impairments on all other investments	(916)	(458)	(254)
Provision for loan losses	(614)	—	—
Foreign exchange transactions	(616)	2,028	(911)
Derivative instruments	1,724	(3,313)	26
Other	(142)	970	463

Total	$(5,210)	$(46,794)	$(3,248)

Increase (decrease) in unrealized appreciation of investments:
Fixed maturities	$23,934	$(6,119)	$(4,714)
Equity securities	2,313	(3,581)	2,263
Other investments	(3,162)	14	(4,025)
Activity of businesses held for sale	6,854	(4,280)	(1,639)

Increase (decrease) in unrealized appreciation	$29,939	$(13,966)	$(8,115)

     Net unrealized gains (losses) included in the Consolidated Statement of Income from investment securities classified as trading securities in 2009, 2008 and 2007 were $3.7 billion, $(3.1) billion and $1.1 billion, respectively.
The following table presents the gross realized gains and gross realized losses from sales of AIG’s available for sale securities:

	Years Ended December 31,
	2009		2008		2007
	Gross	Gross	Gross	Gross	Gross	Gross
	Realized	Realized	Realized	Realized	Realized	Realized
(in millions)	Gains	Losses	Gains	Losses	Gains	Losses

Fixed maturities	$1,497	$648	$6,367	$11,273	$583	$861
Equity securities	516	213	1,028	870	1,044	161

Total	$2,013	$861	$7,395	$12,143	$1,627	$1,022

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     For the year ended December 31, 2009, the aggregate fair value of available for sale securities sold was $8.3 billion, which resulted in a net realized capital loss of $858 million. The average periods of time that securities sold at a loss during the year ended December 31, 2009 were trading continuously at a price below cost or amortized cost was approximately six months.
Evaluating Investments for Other-Than-Temporary Impairments
     On April 1, 2009, AIG adopted prospectively a new accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered AIG’s policies and procedures for determining impairment charges recognized through earnings. The new standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in Accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The new standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of Accumulated other comprehensive income (loss). AIG refers to both credit impairments and impairments recognized as a result of intent to sell as “impairment charges.” The impairment model for equity securities was not affected by the new standard.
Impairment Policy — Effective April 1, 2009 and Thereafter
Fixed Maturity Securities
     If AIG intends to sell a fixed maturity security or it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.
     For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, is charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments were taken (a component of Accumulated other comprehensive income (loss)).
     When assessing AIG’s intent to sell a fixed maturity security, or if it is more likely than not that AIG will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition AIG’s investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.
     AIG considers severe price declines and the duration of such price declines in its assessment of potential credit impairments. AIG also modifies its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.
     In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, AIG generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Credit Impairments
The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by AIG(a):

(in millions)

Nine Months Ended December 31, 2009
Balance, March 31, 2009	$—
Increases due to:
Credit losses remaining in accumulated deficit related to the adoption of new other-than-temporary impairment standard	7,182
Credit impairments on new securities subject to impairment losses	550
Additional credit impairments on previously impaired securities	1,523
Reductions due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	(967)
Credit impaired securities for which there is a current intent or anticipated requirement to sell	—
Accretion on securities previously impaired due to credit(b)	(221)
Foreign exchange translation adjustments	18
Activity of discontinued operations	(104)
Impairments on securities reclassified to Assets of businesses held for sale	(176)
Other	(2)

Balance, December 31, 2009	$7,803

(a)	Includes structured, corporate, municipal and sovereign fixed maturity securities.

(b)	Represents accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities as well as the accretion due to the passage of time.
     In assessing whether a credit impairment has occurred for a structured fixed maturity security, AIG performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.
     When estimating future cash flows for a structured fixed maturity security (e.g. RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:
•	Current delinquency rates;

•	Expected default rates and timing of such defaults;

•	Loss severity and timing of any such recovery;

•	Expected prepayment speeds; and

•	Ratings of securities underlying structured products.
     For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

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Equity Securities
     The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the new accounting standard related to other-than-temporary impairments in the second quarter of 2009. AIG continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:
•	The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

•	A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	AIG has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.
     The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which AIG could not reasonably assert that the impairment period would be temporary (severity losses).
Fixed Maturity Securities Impairment Policy — Prior to April 1, 2009
     In all periods prior to April 1, 2009, AIG assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of AIG’s management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management’s judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.
     In those periods, AIG evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.
     After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.
(d) Maiden Lane Investments
Maiden Lane II LLC
     On December 12, 2008, AIG, certain wholly owned U.S. life insurance company subsidiaries of AIG (the life insurance companies), and AIG Securities Lending Corp. (the AIG Agent), another AIG subsidiary, entered into an Asset Purchase Agreement (the Asset Purchase Agreement) with ML II, a Delaware limited liability company whose sole member is the FRBNY.
     Pursuant to the Asset Purchase Agreement, the life insurance companies sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities (the RMBS). In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of the FRBNY loan to ML II.

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     Pursuant to a credit agreement, the FRBNY, as senior lender, made a loan to ML II (the ML II Senior Loan) in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.00 percent and has a stated six-year term, subject to extension by the FRBNY at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the life insurance companies will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. Upon payment in full of the ML II Senior Loan and the accrued distributions on AIG’s fixed portion of the deferred contingent purchase price, all remaining amounts received by ML II will be paid five-sixths to the FRBNY as contingent interest and one-sixth to the life insurance companies as remaining deferred contingent purchase price. The FRBNY will have sole control over ML II and the sales of the RMBS by ML II so long as the FRBNY has any interest in the ML II Senior Loan.
     AIG does not have any control rights over ML II. AIG has determined that ML II is a variable interest entity (VIE) and AIG is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. AIG has elected to account for its $1 billion economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in Bonds — trading securities, with changes in fair value reported as a component of Net investment income. See Note 5 herein for further discussion of AIG’s fair value methodology.
     The life insurance companies applied the initial consideration from the RMBS sale, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions under the U.S. Securities Lending Program, including those with the FRBNY, which totaled approximately $20.5 billion at December 12, 2008, and the U.S. Securities Lending Program and the Securities Lending Agreement with the FRBNY have been terminated.
Maiden Lane III LLC
     On November 25, 2008, AIG entered into a Master Investment and Credit Agreement (the ML III Agreement) with the FRBNY, ML III, and The Bank of New York Mellon, which established arrangements, through ML III, to fund the purchase of multi-sector collateralized debt obligations (multi-sector CDOs) underlying or related to certain credit default swaps and other similar derivative instruments (CDS) written by AIG Financial Products Corp. in connection with the termination of such CDS. Concurrently, AIG Financial Products Corp.’s counterparties to such CDS transactions agreed to terminate those CDS transactions relating to the multi-sector CDOs purchased from them.
     Pursuant to the ML III Agreement, the FRBNY, as senior lender, made available to ML III a term loan facility (the ML III Senior Loan) in an aggregate amount up to $30.0 billion. The ML III Senior Loan bears interest at one-month LIBOR plus 1.0 percent and has a six-year expected term, subject to extension by the FRBNY at its sole discretion.
     AIG contributed $5.0 billion for an equity interest in ML III. The equity interest will accrue distributions at a rate per annum equal to one-month LIBOR plus 3.0 percent. Accrued but unpaid distributions on the equity interest will be compounded monthly. AIG’s rights to payment from ML III are fully subordinated and junior to all payments of principal and interest on the ML III Senior Loan. The creditors of ML III do not have recourse to AIG for ML III’s obligations, although AIG is exposed to losses up to the full amount of AIG’s equity interest in ML III.
     Upon payment in full of the ML III Senior Loan and the accrued distributions on AIG’s equity interest in ML III, all remaining amounts received by ML III will be paid 67 percent to the FRBNY as contingent interest and 33 percent to AIG as contingent distributions on its equity interest.

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     The FRBNY is the controlling party and managing member of ML III for so long as the FRBNY has any interest in the ML III Senior Loan. AIG does not have any control rights over ML III. AIG has determined that ML III is a VIE and AIG is not the primary beneficiary. AIG has elected to account for its $5 billion interest in ML III (including the rights to contingent distributions) at fair value. This interest is reported in Bonds — trading securities, at fair value, with changes in fair value reported as a component of Net investment income. See Note 5 herein for a further discussion of AIG’s fair value methodology.
     Through December 31, 2008, AIG Financial Products Corp. terminated CDS transactions with its counterparties and concurrently, ML III purchased the underlying multi-sector CDOs, including $8.5 billion of multi-sector CDOs underlying 2a-7 Puts written by AIG Financial Products Corp. The FRBNY advanced an aggregate of $24.3 billion to ML III under the ML III Senior Loan, and ML III funded its purchase of the $62.1 billion of multi-sector CDOs with a net payment to AIG Financial Products Corp. counterparties of $26.8 billion. AIG Financial Products Corp.’s counterparties also retained $35.0 billion, of which $2.5 billion was returned under the shortfall agreement, in net collateral previously posted by AIG Financial Products Corp. in respect of the terminated multi-sector CDS. The $26.8 billion funded by ML III was based on the fair value of the underlying multi-sector CDOs at October 31, 2008, as mutually agreed between the FRBNY and AIG.
(e) Other Invested Assets
The following table summarizes Other invested assets:

At December 31,
(in millions)	2009	2008

Category:
Alternative funds(a)	$19,273	$24,416
Mutual funds	9,623	8,585
Investment real estate(b)	7,262	8,879
Aircraft asset investments(c)	1,498	1,597
Life settlement contracts	3,399	2,581
Consolidated managed partnerships and funds	816	6,714
Direct private equity investments	443	649
All other investments	2,921	4,218

Other invested assets	$45,235	$57,639

(a)	Includes hedge funds, private equity funds and other investment partnerships.

(b)	Net of accumulated depreciation of $1.04 billion and $813 million in 2009 and 2008, respectively.

(c)	Consist primarily of Domestic Life Insurance & Retirement Services investments in aircraft equipment held in trusts.
Investments in Life Settlement Contracts
     AIG’s life settlement contracts reported above are monitored for impairment on a contract-by-contract basis quarterly. During 2009, 2008 and 2007, income recognized on life settlement contracts was $106 million, $120 million and $41 million, respectively, and are included in Net investment income in the Consolidated Statement of Income. Impairment charges on life settlement contracts are included in net realized capital gains (losses).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents further information regarding life settlement contracts:

	At December 31, 2009
	Number of	Carrying	Face Value
(dollars in millions)	Contracts	Value	(Death Benefits)

Remaining Life Expectancy of Insureds:
0 – 1 year	16	$17	$36
1 – 2 years	43	31	52
2 – 3 years	97	78	153
3 – 4 years	185	168	343
4 – 5 years	232	251	579
Thereafter	4,764	2,854	15,147

Total	5,337	$3,399	$16,310

     At December 31, 2009, the anticipated life insurance premiums required to keep the life settlement contracts in force, payable in the ensuing twelve months ending December 31, 2010 and the four succeeding years ending December 31, 2014 are $411 million, $422 million, $432 million, $436 million and $430 million, respectively.
Other Invested Assets — Available for Sale Investments
     At December 31, 2009 and 2008, $6.1 billion and $6.8 billion of Other invested assets related to available for sale investments carried at fair value, with unrealized gains and losses recorded in Accumulated other comprehensive income (loss), net of deferred taxes, with almost all of the remaining investments being accounted for on the equity method of accounting. All of the investments are subject to other-than-temporary impairment evaluation (see Note 1(d) herein). The gross unrealized loss on the investments accounted for as available for sale at December 31, 2009 was $229 million, the majority of which represents investments that have been in a continuous unrealized loss position for less than 12 months.
(f) Insurance — Statutory Deposits
     Total carrying values of cash and securities deposited by AIG’s insurance subsidiaries under requirements of regulatory authorities were $14.6 billion and $15.2 billion at December 31, 2009 and 2008, respectively.
7. Lending Activities
The following table presents mortgages and other loans receivable:

Years Ended December 31,
(in millions)	2009	2008

Mortgages – commercial	$16,005	$17,161
Mortgages – residential*	623	2,271
Life insurance policy loans	6,788	9,589
Collateral, guaranteed, and other commercial loans	4,883	5,874

Total mortgage and other loans receivable	28,299	34,895
Allowance for losses	(838)	(208)

Mortgage and other loans receivable, net	$27,461	$34,687

*	Primarily consists of foreign mortgage loans.
     Mortgage loans and other receivables held for sale were $62 million and $33 million at December 31, 2009 and 2008, respectively.

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American International Group, Inc., and Subsidiaries
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The following table summarizes finance receivables, net of unearned finance charges:

Years Ended December 31,
(in millions)	2009	2008

Real estate loans	$15,473	$20,650
Non-real estate loans	3,449	5,763
Retail sales finance	1,132	3,417
Credit card loans	14	1,422
Other loans	1,865	1,169

Total finance receivables	21,933	32,421
Allowance for losses	(1,606)	(1,472)

Finance receivables, net	$20,327	$30,949

     Finance receivables held for sale were $694 million and $960 million at December 31, 2009 and 2008, respectively.
The following table presents a rollforward of the changes in the allowance for Mortgage and other loans receivable and allowance for Finance receivables:

	Mortgage and Other
Years Ended December 31,	Loans Receivable			Finance Receivables
(in millions)	2009	2008	2007	2009	2008	2007

Allowance, beginning of year	$208	$77	$64	$1,472	$878	$737
Loans charged off	(196)	—	(3)	(368)	(343)	(293)
Recoveries of loans previously charged off	—	30	—	54	83	55

Net charge-offs	(196)	30	(3)	(314)	(260)	(238)
Provision for loan losses	638	70	19	372	353	245
Other	119	34	2	(144)	(31)	21
Activity of discontinued operations	99	(3)	(5)	394	532	113
Reclassified to Assets of businesses held for sale	(30)	—	—	(174)	—	—

Allowance, end of year	$838	$208	$77	$1,606	$1,472	$878

8. Reinsurance
     In the ordinary course of business, AIG’s General Insurance and life insurance companies place reinsurance with other insurance companies in order to provide greater diversification of AIG’s business and limit the potential for losses arising from large risks. In addition, AIG’s General Insurance subsidiaries assume reinsurance from other insurance companies.
The following table provides supplemental information for gross loss and benefit reserves net of ceded reinsurance:

	December 31, 2009		December 31, 2008
	As	Net of	As	Net of
(in millions)	Reported	Reinsurance	Reported	Reinsurance

Liability for unpaid claims and claims adjustment expense	$(85,386)	$(67,899)	$(89,258)	$(72,455)
Future policy benefits for life and accident and health insurance contracts	(116,001)	(114,777)	(142,334)	(140,750)
Reserve for unearned premiums	(21,363)	(18,146)	(25,735)	(21,540)
Reinsurance assets*	21,928	—	22,582	—

*	Represents gross reinsurance assets, excluding allowances and reinsurance recoverable on paid losses.

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General Reinsurance
     General reinsurance is effected under reinsurance treaties and by negotiation on individual risks. Certain of these reinsurance arrangements consist of excess of loss contracts which protect AIG against losses over stipulated amounts. Ceded premiums are considered prepaid reinsurance premiums and are recognized as a reduction of premiums earned over the contract period in proportion to the protection received. Amounts recoverable from general reinsurers are estimated in a manner consistent with the claims liabilities associated with the reinsurance and presented as a component of Reinsurance assets. Assumed reinsurance premiums are earned primarily on a pro-rata basis over the terms of the reinsurance contracts. For both ceded and assumed reinsurance, risk transfer requirements must be met in order for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.
     AIRCO acts primarily as an internal reinsurance company for AIG’s General Insurance operations. This facilitates insurance risk management (retention, volatility, concentrations) and capital planning locally (branch and subsidiary). It also allows AIG to pool its insurance risks and purchase reinsurance more efficiently at a consolidated level, manage global counterparty risk and relationships and manage global life catastrophe risks.
The following table presents General Insurance premiums written and earned:

Years Ended December 31,	General Insurance			Noncore Insurance*			Eliminations			Total
(in millions)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007

Premiums written:
Direct	$38,461	$43,953	$46,693	$2,195	$3,997	$4,025	$—	$—	$—	$40,656	$47,950	$50,718
Assumed	2,061	2,913	2,541	2,628	6,301	6,657	(657)	(1,925)	(2,416)	4,032	7,289	6,782
Ceded	(9,869)	(12,335)	(13,080)	(631)	(697)	(722)	657	1,925	2,416	(9,843)	(11,107)	(11,386)

Total	$30,653	$34,531	$36,154	$4,192	$9,601	$9,960	$—	$—	$—	$34,845	$44,132	$46,114

Premiums earned:
Direct	$40,859	$44,655	$45,342	$2,288	$4,095	$3,824	$—	$—	$—	$43,147	$48,750	$49,166
Assumed	2,192	2,951	2,465	2,740	6,361	6,520	(657)	(1,925)	(2,416)	4,275	7,387	6,569
Ceded	(10,790)	(12,096)	(12,604)	(689)	(733)	(718)	657	1,925	2,416	(10,822)	(10,904)	(10,906)

Total	$32,261	$35,510	$35,203	$4,339	$9,723	$9,626	$—	$—	$—	$36,600	$45,233	$44,829

*	Includes Transatlantic which was deconsolidated during 2009; 21st Century and HSB which were sold during 2009.
     For the years ended December 31, 2009, 2008 and 2007, reinsurance recoveries, which reduced loss and loss expenses incurred, amounted to $8.9 billion, $8.3 billion and $9.0 billion, respectively.
Life Reinsurance
     Life reinsurance is effected principally under yearly renewable term treaties. The premiums with respect to these treaties are considered prepaid reinsurance premiums and are recognized as a reduction of premiums earned over the contract period in proportion to the protection provided. Amounts recoverable from life reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of Reinsurance assets.

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The following table presents premiums for AIG’s Life Insurance and Retirement Services operations:

	Domestic Life Insurance &			Foreign Life Insurance &
Years Ended December 31,	Retirement Services			Retirement Services			Eliminations			Total
(in millions)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007

Gross premiums	$5,816	$7,951	$7,534	$9,572	$10,451	$9,643	$(4)	$—	$—	$15,384	$18,402	$17,177
Ceded premiums	(1,056)	(1,078)	(1,044)	(342)	(274)	(314)	4	—	—	(1,394)	(1,352)	(1,358)

Total	$4,760	$6,873	$6,490	$9,230	$10,177	$9,329	$—	$—	$—	$13,990	$17,050	$15,819

     Life Insurance recoveries, which reduced death and other benefits, approximated $638 million, $740 million and $971 million, respectively, for the years ended December 31, 2009, 2008 and 2007.
The following table presents Life insurance in force ceded to other insurance companies:

At December 31,
(in millions)	2009	2008	2007

Life insurance in force ceded	$339,183	$384,538	$402,654

     Life Insurance assumed represented less than 0.1 percent, 0.1 percent and 0.1 percent of gross Life insurance in force at December 31, 2009, 2008 and 2007, respectively, and combined domestic and foreign life insurance and retirement services premiums assumed represented 0.1 percent, 0.2 percent and 0.1 percent of gross premiums for the years ended December 31, 2009, 2008 and 2007, respectively.
     AIG’s Domestic Life Insurance & Retirement Services operations utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Pools of highly-rated third-party reinsurers are utilized to manage net amounts at risk in excess of retention limits. AIG’s Domestic Life Insurance companies also cede excess, non-economic reserves carried on a statutory-basis only on certain term and universal life insurance policies and certain fixed annuities to an offshore affiliate.
     AIG generally obtains letters of credit in order to obtain statutory recognition of its intercompany reinsurance transactions. For this purpose, AIG has a $2.5 billion syndicated letter of credit facility outstanding at December 31, 2009, all of which relates to life intercompany reinsurance transactions. AIG has also obtained approximately $2.3 billion of letters of credit on a bilateral basis all of which relates to life intercompany reinsurance transactions. All of these approximately $4.8 billion of letters of credit are due to mature on December 31, 2015.
Reinsurance Security
     AIG’s third-party reinsurance arrangements do not relieve AIG from its direct obligation to its insureds. Thus, a credit exposure exists with respect to both general and life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. AIG holds substantial collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. A provision has been recorded for estimated unrecoverable reinsurance. AIG has been largely successful in prior recovery efforts.
     AIG evaluates the financial condition of its reinsurers and establishes limits per reinsurer through AIG’s Credit Risk Committee. AIG believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to AIG, nor is AIG’s business substantially dependent upon any single reinsurer.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
9. Deferred Policy Acquisition Costs
The following table presents a rollforward of deferred policy acquisition costs:

Years Ended December 31,
(in millions)	2009	2008	2007

General Insurance operations:
Balance, beginning of year	$5,114	$5,407	$4,977

Dispositions(a)	(418)	—	—
Acquisition costs deferred	6,522	7,370	8,661
Amortization expense	(6,741)	(7,457)	(8,268)
Activity of discontinued operations	—	(152)	57
Increase (decrease) due to foreign exchange and other	398	(54)	(20)

Balance, end of year	$4,875	$5,114	$5,407

Domestic Life Insurance & Retirement Services operations:
Balance, beginning of year	$14,447	$12,270	$11,657

Dispositions(b)	(479)	—	—
Acquisition costs deferred	1,014	1,655	1,636
Amortization (charged) or credited to pre-tax income(c)	(1,553)	(522)	(1,488)
Change in unrealized gains (losses) on securities(d)	(960)	1,158	444
Increase (decrease) due to foreign exchange	(10)	(114)	85
Other(e)	(1,361)	—	(64)

Subtotal	$11,098	$14,447	$12,270
Consolidation and eliminations	49	55	62

Balance, end of year(f)	$11,147	$14,502	$12,332

Foreign Life Insurance & Retirement Services operations:
Balance, beginning of year	$26,166	$26,175	$21,153

Dispositions(b)	—	(16)	—
Acquisition costs deferred	1,513	1,861	2,162
Amortization (charged) or credited to pre-tax income(c)	(1,148)	(1,460)	104
Change in unrealized gains (losses) on securities(d)	(44)	(81)	174
Increase (decrease) due to foreign exchange	826	(1,143)	320
Other(e)	(67)	(1,058)	(377)
Activity of discontinued operations	868	1,888	2,639
Reclassified to Assets of businesses held for sale	(3,322)	—	—

Balance, end of year(f)	$24,792	$26,166	$26,175

Total deferred policy acquisition costs	$40,814	$45,782	$43,914

(a)	Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009 and HSB was sold during the first quarter of 2009.

(b)	AIG Life Canada was sold in the second quarter of 2009 and Brazil operations were sold in the fourth quarter of 2008.

(c)	In 2007, amortization expense increased $101 million for Domestic Life Insurance & Retirement Services and decreased by $442 million for Foreign Life Insurance & Retirement Services related to changes in actuarial estimates, which was mostly offset in Policyholder benefits and claims incurred.

(d)	In 2009, includes increase of $1.3 billion and $2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for Domestic Life Insurance & Retirement Services and Foreign Life Insurance & Retirement Services, respectively.

(e)	In 2009, includes decrease of $1.3 billion and $2 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard for Domestic Life Insurance & Retirement Services and Foreign Life Insurance & Retirement Services, respectively. In 2008, primarily represents the cumulative effect of adopting a new accounting standard addressing the fair value option for financial assets and financial liabilities for Foreign Life Insurance & Retirement Services.

(f)	Includes $86 million, $1.0 billion, and $(112) million for Domestic Life Insurance & Retirement Services at December 31, 2009, 2008 and 2007, respectively, and $(34) million, $9 million, and $81 million for Foreign Life Insurance & Retirement Services at December 31, 2009, 2008 and 2007, respectively, related to the effect of net unrealized gains and losses on available for sale securities.

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American International Group, Inc., and Subsidiaries
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     AIG adopted a new other-than-temporary impairments accounting standard on April 1, 2009 resulting in a cumulative effect adjustment to the cost basis of affected securities and DAC and SIA charges related to other-than-temporary impairments previously taken. There was no material effect to DAC and SIA assets on the Consolidated Balance Sheet. However, because Net realized capital gains and losses are included in the estimated gross profits used to amortize DAC for investment-oriented products, DAC amortization is expected to be lower in future periods.
     Included in the above table is the VOBA, an intangible asset recorded during purchase accounting, which is amortized in a manner similar to DAC. Amortization of VOBA was $132 million, $(33) million and $80 million in 2009, 2008 and 2007, respectively, while the unamortized balance was $1.63 billion, $2.05 billion and $1.86 billion at December 31, 2009, 2008 and 2007, respectively. The percentage of the unamortized balance of VOBA at 2009 expected to be amortized in 2010 through 2014 by year is: 12.5 percent, 10.3 percent, 9.0 percent, 7.6 percent and 6.5 percent, respectively, with 54.1 percent being amortized after five years. These projections are based on current estimates for investment, persistency, mortality and morbidity assumptions. The DAC amortization charged to income includes the increase or decrease of amortization related to Net realized capital gains (losses), primarily in the Domestic Retirement Services business. In 2009, 2008 and 2007, the rate of amortization expense (increased) decreased by $(113) million, $2.2 billion and $408 million, respectively.
     As AIG operates in various global markets, the estimated gross profits used to amortize DAC, VOBA and SIA are subject to differing market returns and interest rate environments in any single period. The combination of market returns and interest rates may lead to acceleration of amortization in some products and regions and simultaneous deceleration of amortization in other products and regions.
     DAC, VOBA and SIA for insurance-oriented, investment-oriented and retirement services products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, AIG’s DAC, VOBA and SIA may be subject to an impairment charge and AIG’s results of operations could be significantly affected in future periods.
10. Variable Interest Entities
     The accounting standard related to the consolidation of variable interest entities (VIEs) provides guidance for determining when to consolidate certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk to allow the entity to finance its activities without additional subordinated financial support. This standard recognizes that consolidation based on majority voting interest should not apply to these variable interest entities. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.
     AIG enters into various arrangements with VIEs in the normal course of business. AIG’s insurance companies are involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs. Through its Financial Services segment and asset management businesses, AIG has participated in arrangements with VIEs that includes designing and structuring entities, warehousing and managing the collateral of the entities, and entering into insurance, credit and derivative transactions with the entities. AIG has also established trusts for the sole purpose of issuing mandatorily redeemable preferred stock totaling $1.3 billion to investors. AIG has determined that the trusts are VIEs, but has not consolidated these VIEs because AIG is not the primary beneficiary and does not hold a variable interest in these VIEs.
     AIG generally determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE’s capital structure, contractual relationships and terms, nature of the VIE’s operations and purpose, nature of the VIE’s interests issued, and AIG’s interests in the entity that either create or absorb variability. AIG evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it was unclear from a

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qualitative standpoint if AIG was the primary beneficiary, AIG used a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns by using cash flow modeling.
     AIG’s total off-balance sheet exposure associated with VIEs, primarily consisting of financial guarantees and commitments to real estate and investment funds was $2.5 billion and $3.3 billion at December 31, 2009 and 2008, respectively.
The following table presents AIG’s total assets, total liabilities and off-balance sheet exposure associated with its significant variable interests in consolidated VIEs:

					Off-Balance
At December 31,	VIE Assets*		VIE Liabilities		Sheet Exposure
(in billions)	2009	2008	2009	2008	2009	2008

Real estate and investment funds	$4.6	$5.6	$2.9	$3.1	$0.6	$0.9
Commercial paper conduit	3.6	6.2	3.0	8.0	—	—
CDOs	0.2	0.3	0.1	—	—	—
Affordable housing partnerships	2.5	2.7	—	—	—	—
Other	3.4	0.9	2.1	0.6	—	—

Total	$14.3	$15.7	$8.1	$11.7	$0.6	$0.9

*	Each of the VIE’s assets can be used only to settle specific obligations of that VIE.
     AIG defines a variable interest as significant relative to the materiality of its interest in the VIE. AIG calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where AIG has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by AIG generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to AIG, except in limited circumstances when AIG has provided a guarantee to the VIE’s interest holders.
The following table presents total assets of unconsolidated VIEs in which AIG holds a significant variable interest or is a sponsor that holds a variable interest in a VIE, and AIG’s maximum exposure to loss associated with these VIEs:

		Maximum Exposure to Loss
		On-Balance Sheet		Off-Balance Sheet
	Total	Purchased		Commitments
	VIE	and Retained		and
(in billions)	Assets	Interests	Other	Guarantees	Derivatives	Total

December 31, 2009
Real estate and investment funds	$23.3	$3.2	$0.4	$1.6	$—	$5.2
CDOs	84.7	6.5	—	—	0.3	6.8
Affordable housing partnerships	1.3	—	1.3	—	—	1.3
Maiden Lane Interests	38.7	5.3	—	—	—	5.3
Other	7.6	0.9	0.5	—	—	1.4

Total	$155.6	$15.9	$2.2	$1.6	$0.3	$20.0

December 31, 2008
Real estate and investment funds	$23.5	$2.5	$0.5	$1.6	$—	$4.6
CDOs	95.9	6.4	—	—	0.5	6.9
Affordable housing partnerships	1.0	—	1.0	—	—	1.0
Maiden Lane Interests	46.4	4.9	—	—	—	4.9
Other	8.7	2.1	0.5	0.3	—	2.9

Total	$175.5	$15.9	$2.0	$1.9	$0.5	$20.3

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Balance Sheet Classification
AIG’s interest in the assets and liabilities of consolidated and unconsolidated VIEs were classified on the Consolidated Balance Sheet as follows:

At December 31,	Consolidated VIEs		Unconsolidated VIEs
(in billions)	2009	2008	2009	2008

Assets:
Mortgage and other loans receivable	$—	$—	$0.5	$0.5
Available for sale securities(a)(b)	0.9	0.9	1.5	0.8
Trading securities(a)(b)	3.9	6.2	11.7	11.1
Other invested assets	3.6	4.3	3.6	3.5
Other asset accounts(b)	5.9	4.3	1.1	2.0

Total	$14.3	$15.7	$18.4	$17.9

Liabilities:
FRBNY commercial paper funding facility	$2.7	$6.8	$—	$—
Other long-term debt(b)	4.6	4.3	0.3	—
Other liability accounts(b)	0.8	0.6	—	—

Total	$8.1	$11.7	$0.3	$—

(a)	During 2009, Direct Investment Business’ interests in certain VIEs for which it has elected the fair value option, previously reported in the table above as Available for sale securities, were reclassified to Trading securities to conform with the Consolidated Balance Sheet presentation. Prior period amounts were reclassified to conform to the current period presentation.

(b)	In 2009, AIG made revisions to VIE assets and liabilities reported above to include valuation adjustments on certain Direct Investment Business trading securities and long-term debt recorded on AIG’s Consolidated Balance Sheet and to include certain VIEs not previously characterized as such. Prior period amounts were reclassified to conform to the current presentation.
Real Estate and Investment Funds
     AIG Investments, through AIG Global Real Estate, is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE’s activities consist of the development or redevelopment of commercial and residential real estate. AIG’s involvement varies from being a passive equity investor or finance provider to actively managing the activities of the VIE.
     In certain instances, AIG Investments acts as the investment manager of an investment fund, private equity fund or hedge fund and is responsible for carrying out the investment mandate of the VIE. AIG’s insurance operations participate as passive investors in the equity issued primarily by third-party-managed hedge and private equity funds and some AIG Investments managed funds. AIG’s insurance operations typically are not involved in the design or establishment of VIEs, nor do they actively participate in the management of VIEs.
Commercial Paper Conduit
     AIG Financial Products Corp. and AIG Trading Group Inc. and their respective subsidiaries (collectively, AIGFP) are the primary beneficiary of Curzon Funding LLC, an asset-backed commercial paper conduit to third parties, the assets of which serve as collateral for the conduit’s obligations. At December 31, 2009, the entity had $2.7 billion of commercial paper outstanding under the CPFF.

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CDOs
     Direct Investment Business has invested in CDOs, and similar structures, which can be cash-based or synthetic and are actively or passively managed. Direct Investment Business’ role is generally limited to that of an investor. It does not manage such structures.
     In certain instances, AIG Investments acts as the collateral manager of a CDO. In CDO transactions, AIG establishes a trust or other special purpose entity that purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed. The management fees that AIG Investments earns as collateral manager are not material to AIG’s consolidated financial statements. Certain AIG insurance companies also invest in these CDOs. AIG combines variable interests (e.g., management, performance fees and debt or equity securities) held through its various operating subsidiaries in evaluating the need for consolidation. The CDOs in which AIG holds an ownership interest are further described in Note 6.
Affordable Housing Partnerships
     SunAmerica Affordable Housing Partners, Inc. (SAAHP) organizes and invests in limited partnerships that develop and operate affordable housing qualifying for federal tax credits, and a few market rate properties across the United States. The general partners in the operating partnerships are almost exclusively unaffiliated third-party developers. AIG does not consolidate an operating partnership if the general partner is an unaffiliated person. Through approximately 1,200 partnerships, SAAHP has invested in developments with approximately 150,000 apartment units nationwide, and has syndicated over $7 billion in partnership equity since 1991 to other investors who will receive, among other benefits, tax credits under certain sections of the Internal Revenue Code. The pre-tax income of SAAHP is reported, along with other SunAmerica partnership income, as a component of AIG’s Domestic Life Insurance and Retirement Services segment.
Maiden Lane Interests
ML II
     On December 12, 2008, certain AIG wholly owned life insurance companies sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the FRBNY. AIG has a significant variable economic interest in ML II, which is a VIE. See Note 6 herein for further discussion.
ML III
     On November 25, 2008, AIG entered into the ML III Agreement with the FRBNY, ML III, and The Bank of New York Mellon, which established arrangements, through ML III, to fund the purchase of multi-sector CDOs underlying or related to CDS written by AIG Financial Products Corp. in connection with the termination of such CDS. Concurrently, AIG Financial Products Corp’s counterparties to such CDS transactions agreed to terminate those CDS transactions relating to the multi-sector CDOs purchased from them. AIG has a significant variable interest in ML III, which is a VIE. See Note 6 herein for further discussion.
Other Asset Accounts
Qualifying Special Purpose Entities (QSPEs)
     AIG sponsors two QSPEs that issue securities backed by consumer loans collateralized by individual life insurance assets. As of December 31, 2009, AIG’s maximum exposure, representing the carrying value of the consumer loans, was $492 million and the total VIE assets for these entities was $1.8 billion. AIG records the maximum exposure as finance receivables and does not consolidate the total VIE assets of these entities.

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AGF Securitization Transactions
     AGF uses special purpose entities to issue asset-backed securities in securitization transactions to investors. The asset-backed securities are backed by the expected cash flows from securitized real estate loans. Other than servicing fees and prepayment penalties, payments from these real estate loans are not available to AGF until the repayment of the debt issued in connection with the securitization transactions. AGF recorded these transactions as “on-balance sheet” secured financings because the transfer of these real estate loans to the trusts did not qualify as sales. AGF evaluated the securitization trusts and determined that these entities are VIEs of which AGF is the primary beneficiary, and therefore consolidated such entities. AGF retains interests in its securitization transactions, including senior and subordinated securities issued by the VIEs, and residual interests. AGF retains credit risk in its securitizations because its retained interests include the most subordinated interest in the securitized assets, which are the first to absorb credit losses on the securitized assets. These retained interests are primarily comprised of $786 million, or 40 percent, of the assets transferred in connection with the on-balance sheet securitization completed on July 30, 2009. AGF expects that any credit losses in the pool of securitized assets would likely be limited to its retained interests. AGF generally has no obligation to repurchase or replace securitized assets that subsequently become delinquent or are otherwise in default. Finance receivables that collateralize the secured debt of the VIE are included on the balance sheet. These finance receivables totaled $2.2 billion and $371 million at December 31, 2009 and 2008, respectively.
RMBS, CMBS and Other ABS
     AIG is a passive investor in RMBS, CMBS and other ABS primarily issued by domestic entities that are typically structured as QSPEs. AIG does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, AIG has not included these entities in the above table. As the non-sponsor and non-transferor, AIG does not have the information needed to conclusively verify that these entities are QSPEs. AIG’s maximum exposure is limited to its investment in securities issued by these entities and AIG is not the primary beneficiary of the overall entity activities. The fair values of AIG’s investments in RMBS, CMBS and CDO/ABS are reported in Note 6.
ECA Financing Vehicles
     ILFC has created wholly owned subsidiaries for the purpose of purchasing aircraft and obtaining financing secured by such aircraft. The secured debt has been guaranteed by the European Export Credit Agencies. These entities meet the definition of a VIE because they do not have sufficient equity to operate without ILFC’s subordinated financial support in the form of intercompany notes which serve as equity even though they are legally debt instruments. ILFC fully consolidates the entities, controls all the activities of the entities, and guarantees the activities of the entities. AIG has not included these entities in the above table as they are wholly owned and there are no other variable interests other than those of ILFC and the lenders. See Note 14 herein for further information.
Leasing Entities
     ILFC has created wholly owned subsidiaries for the purpose of facilitating aircraft leases with airlines. The entities meet the definition of a VIE because they do not have sufficient equity to operate without ILFC’s subordinated financial support in the form of intercompany notes which serve as equity. ILFC fully consolidates the entities, controls all the activities of the entities, and fully guarantees the activities of the entities. AIG has not included these entities in the above table as they are wholly owned and there are no other variable interests in the entities other than those of ILFC.
Structured Investment Vehicle
     In 2007, Direct Investment Business sponsored Nightingale Finance LLC, its only structured investment vehicle (SIV), that invests in variable rate, investment-grade debt securities, the majority of which are asset-backed securities. Direct Investment Business has an obligation to support the SIV by purchasing commercial paper or providing

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repurchase financing to the extent that the SIV is unable to finance itself in the open market. The SIV meets the definition of a VIE because it does not have sufficient equity to operate without subordinated capital notes, which serve as equity even though they are legally debt instruments. The capital notes absorb losses prior to the senior debt. Direct Investment Business did not own a material loss-absorbing variable interest in the SIV at December 31, 2009 and, therefore, is not the primary beneficiary.
     See Note 16 herein for discussion of the AIA and ALICO SPVs.
11. Derivatives and Hedge Accounting
     AIG uses derivatives and other financial instruments as part of its financial risk management programs and as part of its investment operations. Capital Markets has also transacted in derivatives as a dealer and had acted as an intermediary between the relevant AIG subsidiary and the counterparty. AIG is replacing Capital Markets with AIG Markets for purposes of acting as an intermediary between the AIG subsidiary and the counterparty as part of its wind-down of Capital Markets’ businesses and portfolios.
     Derivatives are financial arrangements among two or more parties with returns linked to or “derived” from some underlying equity, debt, commodity or other asset, liability, or foreign exchange rate or other index or the occurrence of a specified payment event. Derivative payments may be based on interest rates, exchange rates, prices of certain securities, commodities, or financial or commodity indices or other variables. Derivatives, with the exception of bifurcated embedded derivatives, are reflected at fair value on the Consolidated Balance Sheet in Unrealized gain on swaps, options and forward transactions, at fair value and Unrealized loss on swaps, options and forward contracts, at fair value. Bifurcated embedded derivatives are recorded with the host contract on the Consolidated Balance Sheet.
The following table presents the notional amounts and fair values of AIG’s derivative instruments:

	Derivative Assets		Derivative Liabilities
At December 31, 2009	Notional		Notional
(in millions)	Amount(a)	Fair Value(b)	Amount(a)	Fair Value(b)

Derivatives designated as hedging instruments:
Interest rate contracts(c)	$10,612	$2,129	$3,884	$375

Total derivatives designated as hedging instruments	10,612	2,129	3,884	375

Derivatives not designated as hedging instruments:
Interest rate contracts(c)	345,614	27,451	300,847	23,718
Foreign exchange contracts	16,662	720	9,719	939
Equity contracts	8,175	1,184	7,713	1,064
Commodity contracts	759	883	381	373
Credit contracts	3,706	1,210	190,275	5,815
Other contracts	34,605	928	23,310	1,101

Total derivatives not designated as hedging instruments	409,521	32,376	532,245	33,010

Total derivatives	$420,133	$34,505	$536,129	$33,385

(a)	Notional amount represents a standard of measurement of the volume of derivatives business of AIG. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the Consolidated Balance Sheet. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps and certain credit contracts.

(b)	Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(c)	Includes cross currency swaps.

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The following table presents the fair values of derivative assets and liabilities on the Consolidated Balance Sheet:

At December 31, 2009
(in millions)	Derivative Assets(a)	Derivative Liabilities(b)

Capital Markets derivatives	$31,951	$30,930
All other derivatives	2,554	2,455

Total derivatives, gross	34,505	33,385

Counterparty netting(c)	(19,054)	(19,054)
Cash collateral(d)	(6,317)	(8,166)

Total derivatives, net	$9,134	$6,165

(a)	Included in all other derivatives are $4 million of bifurcated embedded derivatives of which $3 million and $1 million, respectively, are recorded in Bonds available for sale, at fair value, and Policyholder contract deposits.

(b)	Included in all other derivatives are $762 million of bifurcated embedded derivatives, of which $760 million and $2 million are recorded in Policyholder contract deposits and Common and preferred stock.

(c)	Represents netting of derivative exposures covered by a qualifying master netting agreement.

(d)	Represents cash collateral posted and received.
Hedge Accounting
     AIG designated certain derivatives entered into by Capital Markets and AIG Markets with third parties as either fair value or cash flow hedges of certain debt issued by AIG Parent, International Lease Finance Corporation (ILFC) and AGF. The fair value hedges included (i) interest rate swaps that were designated as hedges of the change in the fair value of fixed rate debt attributable to changes in the benchmark interest rate and (ii) foreign currency swaps designated as hedges of the change in fair value of foreign currency denominated debt attributable to changes in foreign exchange rates and in certain cases also the benchmark interest rate. With respect to the cash flow hedges, (i) interest rate swaps were designated as hedges of the changes in cash flows on floating rate debt attributable to changes in the benchmark interest rate, and (ii) foreign currency swaps were designated as hedges of changes in cash flows on foreign currency denominated debt attributable to changes in the benchmark interest rate and foreign exchange rates.
     AIG assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. Regression analysis is employed to assess the effectiveness of these hedges both on a prospective and retrospective basis. AIG does not utilize the shortcut method to assess hedge effectiveness. For net investment hedges, the matched terms method is utilized to assess hedge effectiveness.
     During the twelve months ended December 31, 2009 AIG de-designated certain derivatives to which it was applying hedge accounting and recorded a reduction of other revenue of approximately $10 million related to the amortization of the basis adjustment. There were no instances of the discontinuation of hedge accounting during 2008.
     Beginning in 2009, AIG began using debt instruments in net investment hedge relationships to mitigate the foreign exchange risk associated with AIG’s non-U.S. dollar functional currency foreign subsidiaries. AIG assesses the hedge effectiveness and measures the amount of ineffectiveness for these hedge relationships based on changes in spot exchange rates. AIG records the change in the carrying amount of these investments in the foreign currency translation adjustment within Accumulated other comprehensive loss. Simultaneously, the effective portion of the hedge of this exposure is also recorded in foreign currency translation adjustment and the ineffective portion, if any, is recorded in earnings. If (1) the notional amount of the hedging debt instrument matches the designated portion of the net investment and (2) the hedging debt instrument is denominated in the same currency as the functional currency of the hedged net investment, no ineffectiveness is recorded in earnings. For the year ended December 31, 2009, AIG

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recognized losses of $81 million included in Foreign currency translation adjustment in Accumulated other comprehensive loss related to the net investment hedge relationships.
The following table presents the effect of AIG’s derivative instruments in fair value hedging relationships on the Consolidated Statement of Income (Loss):

Year Ended December 31,
(in millions)	2009

Interest rate contracts(a)(b)(c):
Gain (Loss) Recognized in Earnings on Derivative	$(240)
Gain (Loss) Recognized in Earnings on Hedged Item	343
Gain (Loss) Recognized in Earnings for Ineffective Portion and Amount Excluded from Effectiveness Testing	87

(a)	Gains and losses recognized in earnings on derivatives and hedged items are recorded in Interest expense. Gains and losses recognized in earnings on derivatives for the ineffective portion and amounts excluded from effectiveness testing are recorded in Net realized capital losses and Other income, respectively.

(b)	Includes $95 million for 2009 related to the ineffective portion and $(8) million for 2009 for amounts excluded from effectiveness testing.

(c)	During 2008, AIG recognized a loss related to the ineffective portion of these hedges of $61 million, and a gain of $17 million related to amount excluded from effectiveness testing.
The following table presents the effect of AIG’s derivative instruments in cash flow hedging relationships on the Consolidated Statement of Income (Loss):

Year Ended December 31,
(in millions)	2009

Interest rate contracts(a)(b):
Gain (Loss) Recognized in OCI on Derivatives and Hedge Items	$91
Gain (Loss) Reclassified from Accumulated OCI into Earnings(c)	(13)
Gain (Loss) Recognized in Earnings on Derivatives for Ineffective Portion	9

(a)	Gains and losses reclassified from Accumulated other comprehensive loss are recorded in Other income. Gains or losses recognized in earnings on derivatives for the ineffective portion are recorded in Net realized capital losses.

(b)	During 2008, AIG recognized a loss related to the ineffective portion these hedges of $7 million. In addition, all components of the derivative’s gains and losses were included in the assessment of hedge effectiveness.

(c)	The effective portion of the change in fair value of a derivative qualifying as a cash flow hedge is recorded in Accumulated other comprehensive loss until earnings are affected by the variability of cash flows in the hedged item. At December 31, 2009, $74 million of the deferred net loss in Accumulated other comprehensive loss is expected to be recognized in earnings during the next 12 months.
Derivatives Not Designated as Hedging Instruments
The following table presents the effect of AIG’s derivative instruments not designated as hedging instruments on the Consolidated Statement of Income (Loss):

Year Ended December 31, 2009	Gains (Losses)
(in millions)	Recognized in Earnings(a)

Interest rate contracts(b)	$726
Foreign exchange contracts	(578)
Equity contracts	(876)
Commodity contracts	(703)
Credit contracts	2,088
Other contracts	1,739

Total	$2,396

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(a)	Represents gains (losses) for 2009 recorded in Net realized capital gains of $1.2 billion, Net investment income of $21 million, Premiums and other considerations of $74 million, Unrealized market valuation gains on Capital Markets’ super credit default swap portfolio of $1.4 billion, and Other income of $(318) million.

(b)	Includes cross currency swaps.
Capital Markets Derivatives
     Capital Markets enters into derivative transactions to mitigate risk in its exposures (interest rates, currencies, commodities, credit and equities) arising from its transactions. In most cases, Capital Markets did not hedge its exposures related to the credit default swaps it had written. As a dealer, Capital Markets structured and entered into derivative transactions to meet the needs of counterparties who may be seeking to hedge certain aspects of such counterparties’ operations or obtain a desired financial exposure.
     Capital Markets’ derivative transactions involving interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying notional amounts. Capital Markets typically became a principal in the exchange of interest payments between the parties and, therefore, is exposed to counterparty credit risk and may be exposed to loss, if counterparties default. Currency, commodity, and equity swaps are similar to interest rate swaps, but involve the exchange of specific currencies or cash flows based on the underlying commodity, equity securities or indices. Also, they may involve the exchange of notional amounts at the beginning and end of the transaction. Swaptions are options where the holder has the right but not the obligation to enter into a swap transaction or cancel an existing swap transaction.
     Capital Markets follows a policy of minimizing interest rate, currency, commodity, and equity risks associated with investment securities by entering into internal offsetting positions, on a security by security basis within its derivatives portfolio, thereby offsetting a significant portion of the unrealized appreciation and depreciation. In addition, to reduce its credit risk, Capital Markets has entered into credit derivative transactions with respect to $566 million of securities to economically hedge its credit risk.
     The timing and the amount of cash flows relating to Capital Markets’ foreign exchange forwards and exchange traded futures and options contracts are determined by each of the respective contractual agreements.
     Futures and forward contracts are contracts that obligate the holder to sell or purchase foreign currencies, commodities or financial indices in which the seller/purchaser agrees to make/take delivery at a specified future date of a specified instrument, at a specified price or yield. Options are contracts that allow the holder of the option to purchase or sell the underlying commodity, currency or index at a specified price and within, or at, a specified period of time. As a writer of options, Capital Markets generally receives an option premium and then manages the risk of any unfavorable change in the value of the underlying commodity, currency or index by entering into offsetting transactions with third-party market participants. Risks arise as a result of movements in current market prices from contracted prices, and the potential inability of the counterparties to meet their obligations under the contracts.
Capital Markets Super Senior Credit Default Swaps
     Capital Markets entered into credit default swap transactions with the intention of earning revenue on credit exposure. In the majority of Capital Markets’ credit default swap transactions, Capital Markets sold credit protection on a designated portfolio of loans or debt securities. Generally, Capital Markets provides such credit protection on a “second loss” basis, meaning that Capital Markets would incur credit losses only after a shortfall of principal and/or interest, or other credit events, in respect of the protected loans and debt securities, exceeds a specified threshold amount or level of “first losses.”
     Typically, the credit risk associated with a designated portfolio of loans or debt securities has been tranched into different layers of risk, which are then analyzed and rated by the credit rating agencies. At origination, there is usually an equity layer covering the first credit losses in respect of the portfolio up to a specified percentage of the total portfolio, and then successive layers ranging generally from a BBB-rated layer to one or more AAA-rated layers. A

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significant majority of Capital Markets transactions that were rated by rating agencies had risk layers or tranches rated AAA at origination and are immediately junior to the threshold level above which Capital Markets’ payment obligation would generally arise. In transactions that were not rated, Capital Markets applied equivalent risk criteria for setting the threshold level for its payment obligations. Therefore, the risk layer assumed by Capital Markets with respect to the designated portfolio of loans or debt securities in these transactions is often called the “super senior” risk layer, defined as a layer of credit risk senior to one or more risk layers rated AAA by the credit rating agencies, or if the transaction is not rated, structured to the equivalent thereto.
The following table presents the net notional amount, fair value of derivative (asset) liability and unrealized market valuation gain (loss) of the Capital Markets super senior credit default swap portfolio, including credit default swaps written on mezzanine tranches of certain regulatory capital relief transactions, by asset class:

			Fair Value		Unrealized Market
			of Derivative (Asset)		Valuation Gain (Loss)
	Net Notional Amount		Liability at		Year Ended
	December 31,		December 31,		December 31,
(in millions)	2009(a)(b)	2008(a)	2009(b)(c)(d)	2008(c)(d)	2009(d)	2008(d)

Regulatory Capital:
Corporate loans(e)(f)	$55,010	$125,628	$—	$—	$—	$—
Prime residential mortgages(g)	93,276	107,246	(137)	—	137	—
Other(e)(f)	1,760	1,575	21	379	35	(379)

Total	150,046	234,449	(116)	379	172	(379)

Arbitrage:
Multi-sector CDOs(h)(i)	7,926	12,556	4,418	5,906	(669)	(25,700)
Corporate debt/CLOs(j)	22,076	50,495	309	2,554	1,863	(2,328)

Total	30,002	63,051	4,727	8,460	1,194	(28,028)

Mezzanine tranches(f)(k)	3,478	4,701	143	195	52	(195)

Total	$183,526	$302,201	$4,754	$9,034	$1,418	$(28,602)

(a)	Net notional amounts presented are net of all structural subordination below the covered tranches.

(b)	During 2009, Capital Markets terminated certain super senior CDS transactions with its counterparties with a net notional amount of $14.0 billion, comprised of $1.5 billion in Regulatory Capital — Other, $3.0 billion in Multi-sector CDO and $9.5 billion in Corporate debt/CLOs. These transactions were terminated at approximately their fair value at the time of the termination. As a result, a $2.7 billion loss, which was previously included in the fair value derivative liability as an unrealized market valuation loss, was realized. During 2009, Capital Markets also extinguished its obligation with respect to a Multi-sector CDO by purchasing the protected CDO security for $496 million, its principal amount outstanding related to this obligation. Upon purchase, the CDO security was included in the available for sale portfolio at fair value.

(c)	Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.

(d)	Includes credit valuation adjustment gains of $52 million and $185 million in 2009 and 2008, respectively, representing the effect of changes in AIG’s credit spreads on the valuation of the derivatives liabilities.

(e)	During 2009, Capital Markets reclassified one regulatory capital CDS transaction from Regulatory Capital — Corporate loans to Regulatory Capital — Other, given the understanding that the counterparty no longer receives regulatory capital benefits.

(f)	During 2009, Capital Markets reclassified two mezzanine trades having net notional amounts of $462 million and $240 million, respectively, into Regulatory Capital — Corporate loans and Regulatory Capital — Other, respectively, after determining that the trades were not stand-alone but rather part of the related regulatory capital trades. The effect on unrealized market valuation gain (loss) was not significant.

(g)	During the fourth quarter of 2009, one counterparty notified AIG that it would not terminate early two of its prime residential mortgage transactions with a combined net notional amount of $32.8 billion that were expected to be terminated in the first quarter of 2010. With respect to these transactions, the counterparty no longer has any rights to terminate the transactions prior to maturity and is required to pay AIG fees on the original notional amounts reduced only by realized losses through the final contractual maturity. Since the two transactions have weighted average lives that are considerably less than their final contractual maturities, there is a value to Capital Markets representing counterparty contractual fees to be received beyond the date at which the net notional amounts have fully amortized through the final contractual maturity date. As a result, the fair value of these two transactions as of December 31, 2009 is a derivative asset of $137 million.

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(h)	Includes $6.3 billion and $9.7 billion in net notional amount of credit default swaps written with cash settlement provisions at December 31, 2009 and 2008, respectively.

(i)	During the fourth quarter of 2008, Capital Markets terminated the majority of the CDS transactions written on multi-sector CDOs in connection with the ML III transaction.

(j)	Includes $1.4 billion and $1.5 billion in net notional amount of credit default swaps written on the super senior tranches of CLOs as of December 31, 2009 and 2008, respectively.

(k)	Net of offsetting purchased CDS of $1.5 billion and $2.0 billion in net notional amount at December 31, 2009 and 2008, respectively.
     All outstanding CDS transactions for regulatory capital purposes and the majority of the arbitrage portfolio have cash-settled structures in respect of a basket of reference obligations, where Capital Markets’ payment obligations, other than for posting collateral, may be triggered by payment shortfalls, bankruptcy and certain other events such as write-downs of the value of underlying assets. For the remainder of the CDS transactions in respect of the arbitrage portfolio, Capital Markets’ payment obligations are triggered by the occurrence of a credit event under a single reference security, and performance is limited to a single payment by Capital Markets in return for physical delivery by the counterparty of the reference security.
     The expected weighted average maturity of Capital Markets’ super senior credit derivative portfolios as of December 31, 2009 was 0.6 years for the regulatory capital corporate loan portfolio, 1.8 years for the regulatory capital prime residential mortgage portfolio, 5.8 years for the regulatory capital other portfolio, 5.5 years for the multi-sector CDO arbitrage portfolio and 4.2 years for the corporate debt/CLO portfolio.
Regulatory Capital Portfolio
     A total of $150.0 billion in net notional amount of Capital Markets’ super senior credit default swap portfolio as of December 31, 2009 represented derivatives written for financial institutions in Europe, for the purpose of providing regulatory capital relief rather than for arbitrage purposes. In exchange for a periodic fee, the counterparties receive credit protection with respect to a portfolio of diversified loans they own, thus reducing their minimum capital requirements. These CDS transactions were structured with early termination rights for counterparties allowing them to terminate these transactions at no cost to Capital Markets at a certain period of time or upon a regulatory event such as the implementation of Basel II. During 2009, $62.9 billion in net notional amount was terminated or matured at no cost to Capital Markets. Through February 17, 2010, Capital Markets had also received a formal termination notice for an additional $25.6 billion in net notional amount with an effective termination date in 2010.
     The regulatory capital relief CDS transactions require cash settlement and, other than for collateral posting, Capital Markets is required to make a payment in connection with a regulatory capital relief transaction only if realized credit losses in respect of the underlying portfolio exceed Capital Markets’ attachment point.
     All of the regulatory capital transactions directly or indirectly reference tranched pools of large numbers of whole loans that were originated by the financial institution (or its affiliates) receiving the credit protection, rather than structured securities containing loans originated by other third parties. In the vast majority of transactions, the loans are intended to be retained by the originating financial institution and in all cases the originating financial institution is the purchaser of the CDS, either directly or through an intermediary.
     The super senior tranches of these CDS transactions continue to be supported by high levels of subordination, which, in most instances, have increased since origination. The weighted average subordination supporting the prime residential mortgage and corporate loan referenced portfolios at December 31, 2009 was 13.23 percent and 22.76 percent, respectively. The highest level of realized losses to date in any single residential mortgage and corporate loan pool was 2.40 percent and 0.52 percent, respectively. The corporate loan transactions are each comprised of several hundred secured and unsecured loans diversified by industry and, in some instances, by country, and have per-issuer concentration limits. Both types of transactions generally allow some substitution and replenishment of loans, subject to defined constraints, as older loans mature or are prepaid. These replenishment rights generally mature within the first few years of the trade, after which the proceeds of any prepaid or maturing

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loans are applied first to the super senior tranche (sequentially), thereby increasing the relative level of subordination supporting the balance of Capital Markets’ super senior CDS exposure.
     Given the current performance of the underlying portfolios, the level of subordination and Capital Markets’ own assessment of the credit quality of the underlying portfolio, as well as the risk mitigants inherent in the transaction structures, Capital Markets does not expect that it will be required to make payments pursuant to the contractual terms of those transactions providing regulatory relief. Capital Markets continues to reassess the expected maturity of this portfolio. As of December 31, 2009, Capital Markets estimated that the weighted average expected maturity of the portfolio was 1.35 years. Capital Markets has not been required to make any payments as part of terminations initiated by counterparties. The regulatory benefit of these transactions for Capital Markets’ financial institution counterparties is generally derived from the terms of Basel I that existed through the end of 2007 and which is in the process of being replaced by Basel II. It was expected that financial institution counterparties would have transitioned from Basel I to Basel II by the end of the two-year adoption period on December 31, 2009, after which they would have received little or no additional regulatory benefit from these CDS transactions, except in a small number of specific instances. However, the Basel Committee recently announced that it has agreed to keep in place the Basel I capital floors beyond the end of 2009, although it remains to be seen how this extension will be implemented by the various European Central Banking districts. Should certain counterparties continue to receive favorable regulatory capital benefits from these transactions, those counterparties may not exercise their options to terminate the transactions in the expected time frame.
Arbitrage Portfolio
     A total of $30.0 billion and $63.1 billion in net notional amount of Capital Markets’ super senior credit default swaps as of December 31, 2009 and 2008, respectively, are arbitrage-motivated transactions written on multi-sector CDOs or designated pools of investment grade senior unsecured corporate debt or CLOs.
     The outstanding multi-sector CDO CDS portfolio at December 31, 2009 was written on CDO transactions that generally held a concentration of RMBS, CMBS and inner CDO securities. At December 31, 2009, approximately $3.8 billion net notional amount (fair value liability of $2.4 billion) of this portfolio was written on super senior multi-sector CDOs that contain some level of sub-prime RMBS collateral, with a concentration in the 2005 and earlier vintages of sub-prime RMBS. Capital Markets’ portfolio also included both high grade and mezzanine CDOs.
     The majority of multi-sector CDO CDS transactions require cash settlement and, other than for collateral posting, Capital Markets is required to make a payment in connection with such transactions only if realized credit losses in respect of the underlying portfolio exceed Capital Markets’ attachment point. In the remainder of the portfolio, Capital Markets’ payment obligations are triggered by the occurrence of a credit event under a single reference security, and performance is limited to a single payment by Capital Markets in return for physical delivery by the counterparty of the reference security.
     Included in the multi-sector CDO portfolio are 2a-7 Puts. Holders of securities are required, in certain circumstances, to tender their securities to the issuer at par. If an issuer’s remarketing agent is unable to resell the securities so tendered, Capital Markets must purchase the securities at par so long as the security has not experienced a payment default or certain bankruptcy events with respect to the issuer of such security have not occurred.
     At January 1, 2008, 2a-7 Puts with a net notional amount of $6.5 billion were outstanding and included as part of the multi-sector CDO portfolio. During 2008, Capital Markets issued new 2a-7 Puts with a net notional amount of $5.4 billion on the super senior security issued by a CDO of AAA-rated CMBS pursuant to a facility that was entered into in 2005. At December 31, 2009 and December 31, 2008, there were $1.6 billion and $1.7 billion net notional amount of 2a-7 Puts issued by Capital Markets outstanding. Capital Markets is not a party to any commitments to issue any additional 2a-7 Puts.
     During 2008, Capital Markets repurchased multi-sector CDO securities with a principal amount of $9.4 billion in connection with these obligations, of which $8.0 billion was funded using existing liquidity arrangements. In

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
connection with the ML III transaction, ML III purchased $8.5 billion of multi-sector CDOs underlying 2a-7 Puts written by Capital Markets. A portion of the net payment made by ML III to the counterparties for the purchase of the multi-sector CDOs facilitated the resolution of liquidity arrangements, which had funded certain of the multi-sector CDOs in connection with the 2a-7 Puts.
     Among the multi-sector CDOs purchased by ML III are certain CDO securities with a net notional amount of $1.7 billion for which the related 2a-7 Puts to Capital Markets remained outstanding as of December 31, 2008, of which $1.6 billion remained outstanding as of December 31, 2009. In December 2008, ML III and Capital Markets entered into an agreement with respect to the $252 million net notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised in 2009. Under that agreement, ML III agreed not to sell the multi-sector CDOs in 2009 and either not to exercise its put option on such multi-sector CDOs or simultaneously to exercise its put option with a par purchase of the multi-sector CDO securities. In exchange, Capital Markets agreed to pay to ML III the consideration that it received for providing the put protection.
     In January 2010, Capital Markets and ML III amended and restated such agreement in respect of the outstanding 2a-7 Puts as of the date of the agreement. Pursuant to this agreement, ML III has agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs with respect to the $867 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to December 31, 2010 and $543 million notional amount of multi-sector CDOs held by ML III with 2a-7 Puts that may be exercised on or prior to April 30, 2011. In addition, there are $186 million notional amount of multi-sector CDOs held by MLIII with 2a-7 Puts that may not be exercised on or prior to December 31, 2010, for which MLIII has only agreed not to exercise its put option on multi-sector CDOs or simultaneously to exercise its put option with a corresponding par purchase of the multi-sector CDOs through December 31, 2010. In exchange, Capital Markets has agreed to pay to ML III the consideration that it receives for providing the put protection. Additionally, ML III has agreed that if it sells any such multi-sector CDO with a 2a-7 Put to a third-party purchaser, that such sale will be conditioned upon, among other things, such third-party purchaser agreeing that until the legal final maturity date of such multi-sector CDO it will not exercise its put option on such multi-sector CDO or it will make a corresponding par purchase of such multi-sector CDO simultaneously with the exercise of its put option. In exchange for such commitment from the third-party purchaser, Capital Markets will agree to pay to such third-party purchaser the consideration that it receives for providing the put protection.
     ML III has agreed to assist Capital Markets in efforts to mitigate or eliminate Capital Markets’ obligations under such 2a-7 Puts relating to multi-sector CDOs held by ML III prior to the expiration of ML III’s obligations with respect to such multi-sector CDOs. There can be no assurances that such efforts will be successful. To the extent that such efforts are not successful with respect to a multi-sector CDO held by ML III with a 2a-7 Put and ML III has not sold such multi-sector CDO to a third-party who has committed not to exercise its put option on such multi-sector CDO or to make a corresponding par purchase of such multi-sector CDO simultaneously with the exercise of its put option then, upon the expiration of ML III’s aforementioned obligations with respect to such multi-sector CDO, Capital Markets will be obligated under the related 2a-7 Put to purchase such multi-sector CDO at par in the circumstances and subject to the limited conditions contained in the applicable agreements.
     The corporate arbitrage portfolio consists principally of CDS transactions written on portfolios of senior unsecured corporate obligations that were generally rated investment grade at inception of the CDS. These CDS transactions require cash settlement. Also, included in this portfolio are CDS transactions with a net notional of $1.4 billion written on the senior part of the capital structure of CLOs, which require physical settlement.
     Certain of the super senior credit default swaps provide the counterparties with an additional termination right if AIG’s rating level falls to BBB or Baa2. At that level, counterparties to the CDS transactions with a net notional amount of $10.4 billion at December 31, 2009 have the right to terminate the transactions early. If counterparties exercise this right, the contracts provide for the counterparties to be compensated for the cost to replace the transactions, or an amount reasonably determined in good faith to estimate the losses the counterparties would incur as a result of the termination of the transactions.

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Due to long-term maturities of the CDS in the arbitrage portfolio, AIG is unable to make reasonable estimates of the periods during which any payments would be made. However, the net notional amount represents the maximum exposure to loss on the super senior credit default swap portfolio.
Collateral
     Most of Capital Markets’ super senior credit default swaps are subject to collateral posting provisions, which typically are governed by International Swaps and Derivatives Association, Inc. (ISDA) Master Agreements (Master Agreements) and related Credit Support Annexes (CSA). These provisions differ among counterparties and asset classes. Capital Markets has received collateral calls from counterparties in respect of certain super senior credit default swaps, of which a large majority relate to multi-sector CDOs. To a lesser extent, Capital Markets has also received collateral calls in respect of certain super senior credit default swaps entered into by counterparties for regulatory capital relief purposes and in respect of corporate arbitrage.
     The amount of future collateral posting requirements is a function of AIG’s credit ratings, the rating of the reference obligations and the market value of the relevant reference obligations, with the latter being the most significant factor. While a high level of correlation exists between the amount of collateral posted and the valuation of these contracts in respect of the arbitrage portfolio, a similar relationship does not exist with respect to the regulatory capital portfolio given the nature of how the amount of collateral for these transactions is determined. Given the severe market disruption, lack of observable data and the uncertainty of future market price movements, Capital Markets is unable to reasonably estimate the amounts of collateral that it may be required to post in the future.
     At December 31, 2009 and December 31, 2008, the amount of collateral postings with respect to Capital Markets’ super senior credit default swap portfolio (prior to offsets for other transactions) was $4.6 billion and $8.8 billion, respectively.
Capital Markets Written Single Name Credit Default Swaps
     Capital Markets has also entered into credit default swap contracts referencing single-name exposures written on corporate, index, and asset-backed credits, with the intention of earning spread income on credit exposure. Some of these transactions were entered into as part of a long short strategy allowing Capital Markets to earn the net spread between CDS they wrote and ones they purchased. At December 31, 2009, the net notional amount of these written CDS contracts was $2.1 billion. Capital Markets has hedged these exposures by purchasing offsetting CDS contracts of $526 million in net notional amount. The net unhedged position of approximately $1.6 billion represents the maximum exposure to loss on these CDS contracts. The average maturity of the written CDS contracts is 6.5 years. At December 31, 2009, the fair value of derivative liability (which represents the carrying value) of the portfolio of CDS was $291 million.
     Upon a triggering event (e.g., a default) with respect to the underlying credit, Capital Markets would normally have the option to settle the position through an auction process (cash settle) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit obligor (physical settle).
     Capital Markets wrote these written CDS contracts under Master Agreements. The majority of these Master Agreements include CSA, which provide for collateral postings at various ratings and threshold levels. At December 31, 2009, Capital Markets had posted $354 million of collateral under these contracts.
All Other Derivatives
     AIG’s non-Capital Markets businesses also use derivatives and other instruments as part of their financial risk management programs. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with investments in fixed income securities, outstanding medium- and long-term notes, and other interest rate sensitive assets and liabilities. In addition, foreign exchange derivatives (principally foreign exchange forwards and options) are used to economically mitigate risk associated with non-U.S. dollar denominated debt, net capital

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American International Group, Inc., and Subsidiaries
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exposures and foreign exchange transactions. The derivatives are effective economic hedges of the exposures they are meant to offset.
     In addition to hedging activities, AIG also uses derivative instruments with respect to investment operations, which include, among other things, credit default swaps, and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.
Matched Investment Program Written Credit Default Swaps
     The MIP has entered into CDS contracts as a writer of protection, with the intention of earning spread income on credit exposure in an unfunded form. The portfolio of CDS contracts were single-name exposures and, at inception, were predominantly high grade corporate credits.
     The MIP invested in written CDS contracts through an affiliate which then transacts directly with unaffiliated third parties under ISDA agreements. As of December 31, 2009, the notional amount of written CDS contracts was $3.97 billion with an average credit rating of BBB+. The average maturity of the written CDS contracts is 2.4 years as of December 31, 2009. As of December 31, 2009, the fair value of the derivative liability (which represents the carrying value) of the MIP’s written CDS was $71.5 million.
     The majority of the ISDA agreements include CSA provisions, which provide for collateral postings at various ratings and threshold levels. At December 31, 2009, $26.1 million of collateral was posted for CDS contracts related to the MIP. The notional amount represents the maximum exposure to loss on the written CDS contracts. However, due to the average investment grade rating and expected default recovery rates, actual losses are expected to be less.
     Upon a triggering event (e.g., a default) with respect to the underlying credit, the MIP would normally have the option to settle the position through an auction process (cash settlement) or pay the notional amount of the contract to the counterparty in exchange for a bond issued by the underlying credit (physical settlement).
Credit Risk-Related Contingent Features
     AIG transacts in derivative transactions directly with unaffiliated third parties under ISDA agreements. Many of the ISDA agreements also include CSA provisions, which provide for collateral postings at various ratings and threshold levels. These provisions are predominantly limited to additional collateral posting requirements contingent upon downgrade of AIG’s credit rating. In addition, AIG attempts to reduce credit risk with certain counterparties by entering into agreements that enable collateral to be obtained from a counterparty on an upfront or contingent basis.
     The aggregate fair value of AIG’s derivative instruments, including those of Capital Markets, that contain credit risk-related contingent features that are in a net liability position at December 31, 2009 was approximately $9.8 billion. The aggregate fair value of assets posted as collateral under these contracts at December 31, 2009, was $9.9 billion. See Note 5 herein.
     It is estimated that as of the close of business on December 31, 2009, based on AIG’s outstanding financial derivative transactions, including those of Capital Markets at that date, a one-notch downgrade of AIG’s long-term senior debt ratings to Baa1 by Moody’s Investors Service (Moody’s) and BBB+ by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (S&P), would permit counterparties to make additional collateral calls and permit the counterparties to elect early termination of contracts, resulting in up to approximately $1.8 billion of corresponding collateral postings and termination payments; a two-notch downgrade to Baa2 by Moody’s and BBB by S&P would result in approximately $1.2 billion in additional collateral postings and termination payments above the one-notch downgrade amount; and a three-notch downgrade to Baa3 by Moody’s and BBB- by S&P would result in approximately $0.6 billion in additional collateral postings and termination payments above the two-notch downgrade amount. Additional collateral postings upon downgrade are estimated based on the factors in the individual collateral posting provisions of the CSA with each counterparty and current exposure as of December 31, 2009. Factors considered in estimating the termination payments upon downgrade include current market conditions, the complexity of the derivative transactions, historical termination experience and other

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
observable market events such as bankruptcy and downgrade events that have occurred at other companies. The actual termination payments could significantly differ from management’s estimates given market conditions at the time of downgrade and the level of uncertainty in estimating both the number of counterparties who may elect to exercise their right to terminate and the payment that may be triggered in connection with any such exercise.
12. Liability for Unpaid Claims and Claims Adjustment Expense and Future Policy Benefits for Life and Accident and Health Insurance Contracts and Policyholder Contract Deposits
The following table presents the reconciliation of activity in the Liability for unpaid claims and claims adjustment expense:

Years Ended December 31,
(in millions)	2009	2008	2007

Balance, beginning of year:
Liability for unpaid claims and claims adjustment expense	$89,258	$85,500	$79,999
Reinsurance recoverable	(16,803)	(16,212)	(17,369)

Total	72,455	69,288	62,630

Foreign exchange effect	1,416	(2,113)	955
Acquisitions(a)	—	—	317
Dispositions(b)	(9,657)	(269)	—

Losses and loss expenses incurred(c):
Current year	27,354	34,516	29,741
Prior years, other than accretion of discount(d)	2,771	118	(656)
Prior years, accretion of discount	313	317	327

Total	30,438	34,951	29,412

Losses and loss expenses paid(c):
Current year	11,079	13,204	9,499
Prior years	15,673	16,240	14,577

Total	26,752	29,444	24,076

Activity of discontinued operations	(1)	42	50

Balance, end of year:
Net liability for unpaid claims and claims adjustment expense	67,899	72,455	69,288
Reinsurance recoverable	17,487	16,803	16,212

Total	$85,386	$89,258	$85,500

(a)	Represents the opening balance with respect to the acquisition of WüBa in 2007.

(b)	Transatlantic was deconsolidated during the second quarter of 2009, 21st Century was sold in the third quarter of 2009; HSB was sold during the first quarter of 2009, and Unibanco was sold in the fourth quarter of 2008.

(c)	Includes amounts related to dispositions through the date of disposition.

(d)	In 2009, includes $1.51 billion, $956 million and $151 million related to excess casualty, excess workers’ compensation and asbestos, respectively.
Discounting of Reserves
     At December 31, 2009, net loss reserves reflect a loss reserve discount of $2.66 billion, including tabular and non-tabular calculations. The tabular workers’ compensation discount is calculated using a 3.5 percent interest rate and the 1979-81 Decennial Mortality Table. The non-tabular workers’ compensation discount is calculated separately for companies domiciled in New York and Pennsylvania, and follows the statutory regulations for each state. For New York companies, the discount is based on a five percent interest rate and the companies’ own payout patterns. For Pennsylvania companies, the statute has specified discount factors for accident years 2001 and prior, which are based

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
on a six percent interest rate and an industry payout pattern. For accident years 2002 and subsequent, the discount is based on the payout patterns and investment yields of the companies. Certain other liability occurrence and products liability occurrence business in AIRCO that was written by Commercial Insurance is discounted based on the yield of Department of the Treasury securities ranging from one to twenty years and the Commercial Insurance payout pattern for this business. The discount is comprised of the following: $669 million — tabular discount for workers’ compensation in Commercial Insurance; $1.9 billion — non-tabular discount for workers’ compensation in Commercial Insurance; $130 million — non-tabular discount for other liability occurrence and products liability occurrence in AIRCO for Commercial Insurance business.
Future policy benefits and policyholder contract deposits
The following table presents the analysis of the future policy benefits and policyholder contract deposits liabilities:

At December 31,
(in millions)	2009	2008

Future policy benefits:
Long duration and structured settlement contracts	$115,638	$141,623
Short duration contracts	363	711

Total	$116,001	$142,334

Policyholder contract deposits:
Annuities	$138,844	$139,126
Guaranteed investment contracts	8,747	14,821
Universal life products	31,030	29,277
Variable products	24,196	24,965
Corporate life products	2,247	2,259
Other investment contracts	15,064	16,252

Total	$220,128	$226,700

     Long duration contract liabilities included in future policy benefits, as presented in the preceding table, result primarily from life products. Short duration contract liabilities are primarily accident and health products. The liability for future life policy benefits has been established based upon the following assumptions:
•	Interest rates (exclusive of immediate/terminal funding annuities), which vary by territory, year of issuance and products, range from 1.0 percent to 12.9 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 11.5 percent and grade to not greater than 3.5 percent.

•	Mortality and surrender rates are based upon actual experience by geographical area modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life approximated 6.7 percent.

•	The portions of current and prior Net income and of current unrealized appreciation of investments that can inure to the benefit of AIG are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

•	Participating life business represented approximately 12 percent of the gross insurance in force at December 31, 2009 and 18 percent of gross Premiums and other considerations in 2009. The amount of annual dividends to be paid is determined locally by the boards of directors. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations.
     The liability for policyholder contract deposits has been established based on the following assumptions:
•	Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 1.5 percent to, including bonuses, 13.0 percent. Less than 1.0 percent of the liabilities are credited at a rate

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
greater than 9.0 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 12.0 percent grading to zero over a period of zero to 15 years.

•	Domestically, guaranteed investment contracts (GICs) have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.3 percent to 9.0 percent. The vast majority of these GICs mature within four years.

•	Interest rates on corporate life insurance products are guaranteed at 4.0 percent and the weighted average rate credited in 2009 was 4.8 percent.

•	The universal life funds have credited interest rates of 0.8 percent to 8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 12.0 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

•	For variable products and investment contracts, policy values are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units plus any liability for guaranteed minimum death or withdrawal benefits.
     Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.
13. Variable Life and Annuity Contracts
     AIG reports variable contracts through separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities), and the separate account qualifies for separate account treatment. In some foreign jurisdictions, separate accounts are not legally insulated from general account creditors and therefore do not qualify for separate account treatment. In such cases, the variable contracts are reported as general account contracts even though the policyholder bears the risks associated with the performance of the assets. AIG also reports variable annuity and life contracts through separate accounts, or general accounts when not qualified for separate account reporting, when AIG contractually guarantees to the contract holder (variable contracts with guarantees) either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in minor instances, no minimum returns) (Net Deposits Plus a Minimum Return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary (Highest Contract Value Attained). These guarantees include benefits that are payable in the event of death, annuitization, or, in other instances, at specified dates during the accumulation period. Such benefits are referred to as guaranteed minimum death benefits (GMDB), guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). For AIG, GMDB is by far the most widely offered benefit.
     The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as Separate account assets with an equivalent summary total reported as Separate account liabilities when the separate account qualifies for separate account treatment. Assets for separate accounts that do not qualify for separate account treatment are reported as trading account assets, and liabilities are included in the respective policyholder liability account of the general account. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in Policyholder benefits and claims incurred in the Consolidated

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Statement of Income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Consolidated Statement of Income for those accounts that qualify for separate account treatment. Net investment income and gains and losses on trading accounts for contracts that do not qualify for separate account treatment are reported in Net investment income and are principally offset by amounts reported in Policyholder benefits and claims incurred.
The vast majority of AIG’s exposure on guarantees made to variable contract holders arises from GMDB. The following table presents details concerning AIG’s GMDB exposures(a):

	2009		2008
	Net Deposits		Net Deposits
At December 31,	Plus a Minimum	Highest Contract	Plus a Minimum	Highest Contract
(dollars in billions)	Return	Value Attained	Return	Value Attained

Account value(b)	$57	$12	$50	$11
Amount at risk(c)	8	2	13	5
Average attained age of contract holders by product	40-71 years	55-71 years	38-69 years	55-71 years

Range of guaranteed minimum return rates	3-10%		3-10%

(a)	The presentation of ALICO and Nan Shan in discontinued operations does not reduce AIG’s exposure to these guarantees. The exposure will be transferred upon closing of the sales of these businesses.

(b)	Included in Policyholder contract deposits in the Consolidated Balance Sheet.

(c)	Represents the amount of death benefit currently in excess of Account value.
The following summarizes GMDB liabilities for guarantees on variable contracts reflected in the general account.

Years Ended December 31,
(in millions)	2009	2008

Balance, beginning of year	$717	$463
Reserve increase	228	418
Benefits paid	(172)	(88)
Activity of discontinued operations	44	(76)

Balance, end of year	$817	$717

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. AIG regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.
     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009:
•	Data used was up to 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from three percent to approximately ten percent depending on the block of business.

•	Volatility assumptions ranged from six percent to 23 percent depending on the block of business.

•	Mortality was assumed at between 50 percent and 103 percent of various life and annuity mortality tables.

•	For domestic contracts, lapse rates vary by contract type and duration and ranged from zero percent to 40 percent. For foreign contracts, lapse rates ranged from zero percent to 35 percent depending on the type of contract.

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	For domestic contracts, the discount rate ranged from 3.25 percent to 11 percent. For foreign contracts, the discount rate ranged from 1.5 percent to 8.5 percent.
     In addition to GMDB, AIG’s contracts currently include to a lesser extent GMIB. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. AIG periodically evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.
     AIG contracts currently include GMAV and GMWB benefits. GMAV and GMWB considered to be embedded derivatives are recognized at fair value through earnings. AIG enters into derivative contracts to economically hedge a portion of the exposure that arises from GMAV and GMWB.
14. Debt Outstanding
The following table summarizes AIG’s total debt outstanding:

At December 31,
(in millions)	2009	2008

FRBNY Credit Facility (secured)	$23,435	$40,431
Other long-term debt	113,298	137,054
Commercial paper and other short-term debt	—	613
Federal Reserve Bank of New York commercial paper funding facility	4,739	15,105

Total debt	$141,472	$193,203

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Historically, AIG has issued long-term debt denominated in various currencies, although predominantly U.S. dollars, with both fixed and variable interest rates. The following table is a summary of long-term debt carrying values (including unamortized original issue discount, hedge accounting valuation adjustments and fair value adjustments, where applicable) by contractual maturity as of December 31, 2009.
The following table presents maturities of long-term debt, excluding borrowings of consolidated investments:

At December 31, 2009		Year Ending
(in millions)	Total	2010	2011	2012	2013	2014	Thereafter

AIG general borrowings:
FRBNY Credit Facility	$23,435	$—	$—	$—	$23,435	$—	$—
Notes and bonds payable	10,419	1,350	547	27	998	—	7,497
Junior subordinated debt	12,001	—	—	—	—	—	12,001
Junior subordinated debt attributable to equity units	5,880	—	—	—	—	—	5,880
Loans and mortgages payable	438	—	—	368	—	—	70
AIGLH notes and bonds payable	798	500	—	—	—	—	298
Liabilities connected to trust preferred stock	1,339	—	—	—	—	—	1,339

Total AIG General Borrowings	54,310	1,850	547	395	24,433	—	27,085

AIG borrowings supported by assets:
MIP matched notes and bonds payable	13,371	2,231	3,194	2,151	901	417	4,477
Series AIGFP matched notes and bonds payable	3,913	39	27	56	3	—	3,788
GIAs	8,257	842	268	262	297	664	5,924
Notes and bonds payable	3,916	766	511	767	280	194	1,398
Loans and mortgages payable	1,022	295	228	203	77	150	69

Total AIG borrowings supported by assets	30,479	4,173	4,228	3,439	1,558	1,425	15,656

ILFC(a):
Notes and bonds payable	16,929	4,129	4,643	3,572	3,542	1,043	—
Junior subordinated debt	999	—	—	—	—	—	999
ECA Facilities(b)	3,004	513	425	396	396	391	883
Bank financings and other secured financings(c)	5,241	2,116	2,849	165	16	37	58

Total ILFC	26,173	6,758	7,917	4,133	3,954	1,471	1,940

AGF(a):
Notes and bonds payable(d)	19,770	6,550	3,581	2,277	2,320	459	4,583
Junior subordinated debt	349	—	—	—	—	—	349

Total AGF	20,119	6,550	3,581	2,277	2,320	459	4,932

AIGCFG Loans and mortgages payable(a)	216	98	32	37	37	9	3
Other subsidiaries(a)	295	3	5	8	3	6	270

Total	$131,592	$19,432	$16,310	$10,289	$32,305	$3,370	$49,886

(a)	AIG does not guarantee these borrowings.

(b)	Reflects future minimum payment for ILFC’s borrowings under the 1999 and 2004 ECA Facilities

(c)	Includes $130 million of secured financings that are non-recourse to ILFC.

(d)	On July 9, 2009, AGF converted the $2.45 billion of loans that AGF had previously drawn on its 364-Day Syndicated Facility into one-year term loans. AIG has provided a capital support agreement for the benefit of the lenders of these termed-out loans, which must be repaid by July 9, 2010.
AIG (Parent Company)
     (i) FRBNY Credit Facility: On September 22, 2008, AIG entered into the $85 billion FRBNY Credit Agreement and a Guarantee and Pledge Agreement (the Pledge Agreement) with the FRBNY.

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     Pursuant to the FRBNY Credit Agreement, in consideration for the FRBNY’s extension of credit under the FRBNY Credit Facility and the payment of $500,000, AIG agreed to issue 100,000 shares of AIG Series C Preferred Stock.
     On November 9, 2008, AIG and the FRBNY amended the FRBNY Credit Agreement with effect from November 25, 2008. The amended FRBNY Credit Agreement provides, among other things, that (i) the total commitment under the FRBNY Credit Facility following the issuance of the AIG Series D Preferred Stock is $60 billion; (ii) the interest rate payable on outstanding borrowings is three-month LIBOR (not less than 3.5 percent) plus 3.0 percent per annum; (iii) the fee payable on undrawn amounts is 0.75 percent per annum; and (iv) the term of the FRBNY Credit Facility is five years.
     On April 17, 2009, AIG and the Board of Governors of the Federal Reserve System entered into an Amendment No. 3 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to remove the minimum 3.5 percent LIBOR borrowing rate floor, and permit the issuance by AIG of the AIG Series E Preferred Stock, the AIG Series F Preferred Stock and the AIG Series F Warrant to the Department of the Treasury.
     On December 1, 2009, AIG and the FRBNY entered into Amendment No. 4 to the FRBNY Credit Agreement. The FRBNY Credit Agreement was amended, among other things, to permit the consummation of the transactions contemplated by the AIA Purchase Agreement and the ALICO Purchase Agreement and reduce the outstanding principal of the FRBNY Credit Facility and the maximum amount available to be borrowed thereunder by $25 billion in exchange for the Preferred Interests in the AIA and ALICO SPVs. The difference in the amount of the FRBNY Credit Facility extinguished and the $24.4 billion of the Preferred Interest fair value is being recognized over the remaining term of the FRBNY Credit Facility as a reduction to interest expense.
     The FRBNY Credit Facility is secured by pledges of the capital stock and assets of certain of AIG’s subsidiaries, subject to exclusions of certain property not permitted to be pledged under the debt agreements of AIG and certain of its subsidiaries, as well as exclusions of assets of regulated subsidiaries, assets of foreign subsidiaries and assets of SPVs.
     See Note 16 herein for further discussion on these transactions.
     Since the fourth quarter of 2008, AIG has not had access to its traditional sources of long-term or short-term financing through the public debt markets.
     (ii) Notes and bonds payable: On August 18, 2008, AIG sold $3.25 billion principal amount of senior unsecured notes in a Rule 144A/Regulation S offering which bear interest at a per annum rate of 8.25 percent and mature in 2018. The proceeds from the sale of these notes were used by Direct Investment Business for its general corporate purposes, and the notes are included within “Series AIGFP matched notes and bonds payable” in the preceding tables.
     As of December 31, 2009, approximately $7.0 billion principal amount of senior notes were outstanding under AIG’s medium-term note program, of which $3.2 billion was used for AIG’s general corporate purposes, $508 million was used by Direct Investment Business (included within “AIGFP matched notes and bonds payable” in the preceding tables) and $3.3 billion was used to fund the MIP. The maturity dates of these notes range from 2010 to 2052. To the extent considered appropriate, AIG may enter into swap transactions to manage its effective borrowing rates with respect to these notes.
     As of December 31, 2009, the equivalent of $11.6 billion of notes were outstanding under AIG’s Euro medium-term note program, of which $9.6 billion were used to fund the MIP and the remainder was used for AIG’s general corporate purposes. The aggregate amount outstanding includes a $815 million loss resulting from foreign exchange translation into U.S. dollars related to notes issued to fund the MIP. AIG has economically hedged the currency exposure arising from its foreign currency denominated notes.
     AIG maintains a shelf registration statement in Japan, providing for the issuance of up to Japanese Yen 300 billion principal amount of senior notes, of which the equivalent of $547 million was outstanding at December 31, 2009.

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     (iii) Junior subordinated debt: During 2007 and 2008, AIG issued an aggregate of $12.5 billion of junior subordinated debentures denominated in U.S. dollars, British Pounds and Euros in eight series of securities. In connection with each series of junior subordinated debentures, AIG entered into a Replacement Capital Covenant (RCC) for the benefit of the holders of AIG’s 6.25 percent senior notes due 2036. The RCCs provide that AIG will not repay, redeem, or purchase the applicable series of junior subordinated debentures on or before a specified date, unless AIG has received qualifying proceeds from the sale of replacement capital securities.
     In May 2008, as adjusted for the one-for-twenty reverse split of AIG’s Common Stock effective June 30, 2009, AIG raised a total of approximately $20 billion through the sale of (i) 9,835,526 shares of AIG common stock, par value $2.50 per share (AIG Common Stock), in a public offering at a price per share of $760; (ii) 78.4 million Equity Units in a public offering at a price per unit of $75; and (iii) $6.9 billion in unregistered offerings of junior subordinated debentures in three series. The Equity Units and junior subordinated debentures receive hybrid equity treatment from the major rating agencies under their current policies but are recorded as long-term debt on the Consolidated Balance Sheet. The Equity Units consist of an ownership interest in AIG junior subordinated debentures and a stock purchase contract obligating the holder of an equity unit to purchase, and obligating AIG to sell, a variable number of shares of AIG Common Stock on three dates in 2011 (a minimum of 6,447,224 shares and a maximum of 7,736,904 shares, subject to anti-dilution adjustments).
Direct Investment Business
     Borrowings under obligations of guaranteed investment agreements: Borrowings under obligations of GIAs, which are guaranteed by AIG, are recorded at fair value. Obligations may be called at various times prior to maturity at the option of the counterparty. Interest rates on these borrowings are primarily fixed, vary by maturity, and range up to 9.8 percent.
     At December 31, 2009, the fair value of securities pledged as collateral with respect to these obligations approximated $6.1 billion.
The following table presents Capital Markets’ debt, excluding GIAs:

		Range	U.S.
At December 31, 2009		of	Dollar
(dollars in millions)		Interest	Carrying
Range of Maturities	Currency	Rates	Value

2010 - 2054	U.S. dollar	0.03 - 8.25%	$1,557
2010 - 2047	Euro	0.50 - 7.65	2,875
2011 - 2040	Japanese yen	1.36 - 3.25	389
2013 - 2015	Swiss franc	0.01 - 2.99	10
2010 - 2015	Australian dollar	1.14 - 2.65	98
2012 - 2017	Other	0.01 - 7.73	9

Total			$4,938

     Direct Investment Business economically hedges its notes and bonds. AIG guarantees all of Direct Investment Business’ debt.
     Hybrid financial instrument liabilities: Direct Investment Business’ notes and bonds include structured debt instruments whose payment terms are linked to one or more financial or other indices (such as an equity index or commodity index or another measure that is not considered to be clearly and closely related to the debt instrument). These notes contain embedded derivatives that otherwise would be required to be accounted for separately. Direct Investment Business elected the fair value option for these notes. The notes that are accounted for using the fair value option are reported separately under hybrid financial instrument liabilities at fair value.

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AIGLH
     At December 31, 2009, AIGLH notes and bonds payable aggregating $798 million were outstanding with maturity dates ranging from 2010 to 2029 at interest rates from 6.625 percent to 7.50 percent. AIG guarantees the notes and bonds of AIGLH.
Liabilities Connected to Trust Preferred Stock
     In connection with its acquisition of AIGLH in 2001, AIG entered into arrangements with AIGLH with respect to outstanding AIGLH capital securities. In 1996, AIGLH through a trust issued capital securities to institutional investors and funded the trust with AIGLH junior subordinated debentures issued to the trust. AIGLH guaranteed payments to the holders of capital securities only to the extent (i) the trust received payments on the debentures and (ii) these payments were available for the trust to pay to holders of capital securities. In 2001, AIG guaranteed the same payments to the holders of capital securities. Like the AIGLH guarantee, the AIG guarantee only applies to any payments actually made to the trust in respect of the debentures. If no payments are made on the debentures, AIG is not required to make any payments to the trust. AIG also guaranteed the debentures pursuant to a guarantee that is expressly subordinated to certain AIGLH senior debt securities. Under AIG’s guarantee, AIG is not required to make any payments in respect of the debentures if such payment would be prohibited by the subordination provisions of the debentures. As a result, AIG will never be required to make a payment under its guarantee of the debentures for so long as AIGLH is prohibited from making a payment on the debentures.
     At December 31, 2009, the preferred stock outstanding consisted of $300 million liquidation value of 8.5 percent preferred stock issued by American General Capital II in June 2000, $500 million liquidation value of 8.125 percent preferred stock issued by American General Institutional Capital B in March 1997, and $500 million liquidation value of 7.57 percent preferred stock issued by American General Institutional Capital A in December 1996.
ILFC
     (i) Notes and bonds payable: At December 31, 2009, notes aggregating $16.9 billion were outstanding, consisting of $5.4 billion of term notes and $11.5 billion of medium-term notes with maturities ranging from 2010 to 2015 and interest rates ranging from 0.48 percent to 7.95 percent and $1.0 billion of junior subordinated debt as discussed below. Notes aggregating $3.9 billion are at floating interest rates and the remainder are at fixed rates. ILFC enters into swap transactions to manage its effective borrowing rates with respect to these notes.
     On October 13, 2009, ILFC entered into two term loan agreements (the Term Loans) with AIG Funding comprised of a new $2.0 billion credit agreement and a $1.7 billion amended and restated credit agreement. Both Term Loans mature on September 13, 2013 and currently bear interest at 3-month LIBOR plus 6.025%. The Term Loans are due in full at maturity with no scheduled amortization. On December 4, 2009, the new $2.0 billion credit agreement was increased to $2.2 billion. The funds for the Term Loans were provided to AIG Funding through the FRBNY Credit Facility. In order to receive the FRBNY’s consent to the Term Loans, ILFC entered into agreements to guarantee the repayment of AIG’s obligations under the FRBNY Credit Agreement up to an amount equal to the aggregate outstanding balance of the Term Loans.
     ILFC currently has limited access to its traditional sources of financing, and has limited access to long-term financing through the public debt markets. ILFC had the capacity under its present facilities and indentures to enter into secured financing of approximately $4.7 billion (or more through subsidiaries that qualify as non-restricted subsidiaries under ILFC’s indentures, subject to the receipt of any required consents under the FRBNY Credit Facility and under its bank facilities and terms loans). However, as a result of the Term Loans, ILFC’s available capacity under its present facilities and indentures to enter into secured financing was approximately $800 million at February 17, 2010.
     As a well-known seasoned issuer, ILFC has an effective shelf registration statement with the SEC. At December 31, 2009, no debt securities had been issued under this registration statement. In addition, ILFC has a Euro medium-term

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note program for $7.0 billion, under which $1.9 billion in notes were outstanding at December 31, 2009. Notes issued under the Euro medium-term note program are included in ILFC notes and bonds payable in the preceding table of borrowings. ILFC has substantially eliminated the currency exposure arising from foreign currency denominated notes by hedging the note exposure through swaps.
     (ii) Junior subordinated debt: In December 2005, ILFC issued two tranches of junior subordinated debt totaling $1.0 billion to underlie trust preferred securities issued by a trust sponsored by ILFC. The $600 million tranche has a call date of December 21, 2010 and the $400 million tranche has a call date of December 21, 2015. Both tranches mature on December 21, 2065. The $600 million tranche has a fixed interest rate of 5.90 percent for the first five years. The $400 million tranche has a fixed interest rate of 6.25 percent for the first ten years. Both tranches have interest rate adjustments if the call option is not exercised based on a floating quarterly reset rate equal to the initial credit spread plus the highest of (i) 3-month LIBOR, (ii) 10-year constant maturity treasury and (iii) 30-year constant maturity treasury.
     (iii) Export credit facility: ILFC has a $4.3 billion 1999 Export Credit Facility (1999 ECA Facility) that was used in connection with the purchase of 62 Airbus aircraft delivered through 2001. This facility is guaranteed by various European Export Credit Agencies. The interest rate varies from 5.78 percent to 5.86 percent on these amortizing ten-year borrowings depending on the delivery date of the aircraft. At December 31, 2009, ILFC had 32 loans with a remaining principal balance of $146 million outstanding under this facility. At December 31, 2009, the net book value of the related aircraft was $1.8 billion. At December 31, 2008, the interest rate varied from 5.75 percent to 5.86 percent on these amortizing ten-year borrowings, depending on the delivery date of the aircraft. At December 31, 2008, ILFC had 58 loans with a remaining principal balance of $365 million outstanding under this facility. The net book value of the related aircraft was $2.3 billion. The debt is collateralized by a pledge of the shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility.
     ILFC has a similarly structured 2004 Export Credit Facility (2004 ECA Facility), which was amended in May 2009 to allow ILFC to borrow up to a maximum of $4.6 billion to fund the purchase of Airbus aircraft delivered through June 30, 2010. The facility becomes available as the various European Export Credit Agencies provide their guarantees for aircraft based on a forward-looking calendar, and the interest rate is determined through a bid process. The interest rates are either LIBOR based with spreads ranging from (0.04) percent to 2.25 percent or at fixed rates ranging from 4.20 percent to 4.71 percent. At December 31, 2009, ILFC had financed 66 aircraft using approximately $4.0 billion under this facility and approximately $2.9 billion was outstanding. At December 31, 2008, ILFC had financed 41 aircraft using approximately $2.8 billion under this facility and approximately $2.1 billion was outstanding. At December 31, 2009, the interest rate of the loans outstanding ranged from 0.45 percent to 4.71 percent. At December 31, 2008, the interest rate of the loans outstanding ranged from 2.51 percent to 4.71 percent. The debt is collateralized by a pledge of shares of a subsidiary of ILFC, which holds title to the aircraft financed under the facility. At December 31, 2009, the net book value of the related aircraft was $4.0 billion. At December 31, 2008, the net book value of the related aircraft was $2.9 billion. Borrowings with respect to these facilities are included in ILFC’s notes and bonds payable in the preceding table of borrowings.
     Under these Export Credit Facilities, ILFC is required to segregate deposits, maintenance reserves and rental payments received for the financed aircraft into separate accounts, controlled by the trustee of the Export Credit Facilities, in connection with certain credit rating downgrades. At December 31, 2009, ILFC had segregated approximately $315 million of deposits, maintenance reserves and rental payments received. Segregated rental payments are used to pay principal and interest on the ECA facilities as it becomes due. Funds required to be segregated under the facility agreements fluctuate with changes in deposits, maintenance reserves, rental payments received and debt maturities related to the aircraft funded under the facilities.
     (iv) Bank financings: From time to time, ILFC enters into various bank financings. At December 31, 2009, the total funded amount of ILFC’s bank financings was $5.1 billion, which includes $4.5 billion of revolving credit facilities. The fundings mature through February 2012. The interest rates are LIBOR-based, with spreads ranging from 0.25 percent to 0.40 percent. At December 31, 2009, the interest rates ranged from 0.55 percent to 0.93 percent. On October 15,

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2009, ILFC repaid a $2.0 billion tranche of the revolving credit facilities when it matured, using proceeds from the Term Loans described above.
     AIG does not guarantee any of the debt obligations of ILFC.
AGF
     (i) Notes and bonds payable: AGF’s notes and bonds payable have maturity dates ranging from 2010 to 2031 at interest rates ranging from 0.31 percent to 9.00 percent. To the extent considered appropriate, AGF has entered into swap transactions to manage its effective borrowing rates with respect to these notes and bonds.
     (ii) Junior subordinated debt: AGF’s junior subordinated debentures mature in January 2067. The debentures underlie a series of trust preferred securities sold by a trust sponsored by AGF in a Rule 144A/Regulation S offering. AGF can redeem the debentures at par beginning in January 2017.
     AIG does not guarantee any of the debt obligations of AGF but has provided a capital support agreement for the benefit of AGF’s lenders under AGF’s one-year term loans (previously, a 364-day syndicated facility). Under this support agreement, AIG has agreed to cause AIG’s wholly-owned subsidiary, American General Finance Corporation to maintain (1) consolidated net worth of $2.2 billion and (2) an adjusted tangible leverage ratio of less than or equal to 8 to 1 at the end of each fiscal quarter. This support agreement benefits only the lenders under the AGF 364-day syndicated facility and does not benefit, and is not enforceable by, any of the other creditors of AGF. This support agreement continued for the benefit of AGF’s lenders upon the conversion of the facility borrowings into one-year term loans in July 2009.
     Both ILFC and AGF have drawn the full amount available under their revolving credit facilities.
Other Notes, Bonds, Loans and Mortgages Payable, consisted of the following:

	Uncollateralized	Collateralized
At December 31, 2009	Notes/Bonds/Loans	Loans and
(in millions)	Payable	Mortgages Payable

AIGCFG	$216	$—
AIG	438	—
Other subsidiaries	153	142

Total	$807	$142

Commercial Paper Funding Facility
     AIG is participating in the CPFF. Borrowings from the CPFF include $2.7 billion and $2.0 billion for AIGFP (through Curzon Funding LLC, AIGFP’s asset-backed commercial paper conduit) and AIG Funding, respectively, at December 31, 2009 and $6.8 billion, $6.6 billion and $1.7 billion, respectively, for AIGFP (through Curzon Funding LLC), AIG Funding and ILFC, respectively, at December 31, 2008. The weighted average interest rate on CPFF borrowings was 2.82 percent and 3.20 percent at December 31, 2009 and 2008, respectively.
15. Commitments, Contingencies and Guarantees
     In the normal course of business, various commitments and contingent liabilities are entered into by AIG and certain of its subsidiaries. In addition, AIG guarantees various obligations of certain subsidiaries.
     Although AIG cannot currently quantify its ultimate liability for unresolved litigation and investigation matters including those referred to below, it is possible that such liability could have a material adverse effect on AIG’s consolidated financial condition or its consolidated results of operations or consolidated cash flows for an individual reporting period.

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(a) Litigation and Investigations
     Litigation Arising from Operations. AIG and its subsidiaries, in common with the insurance and financial services industries in general, are subject to litigation, including claims for punitive damages, in the normal course of their business. In AIG’s insurance operations (including UGC), litigation arising from claims settlement activities is generally considered in the establishment of AIG’s Liability for unpaid claims and claims adjustment expense. However, the potential for increasing jury awards and settlements makes it difficult to assess the ultimate outcome of such litigation.
     Various federal, state and foreign regulatory and governmental agencies are reviewing certain public disclosures, transactions and practices of AIG and its subsidiaries in connection with, among other matters, AIG’s liquidity problems, payments by AIG subsidiaries to non-U.S. persons and industry-wide and other inquiries including matters relating to compensation paid to AIGFP employees and payments made to AIGFP counterparties. These reviews include ongoing investigations by the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Justice (DOJ) with respect to the valuation of AIGFP’s multi-sector CDO super senior credit default swap portfolio under fair value accounting rules, and the adequacy of AIG’s enterprise risk management processes with respect to AIG’s exposure to the U.S. residential mortgage market, and disclosures relating thereto. There is also an investigation by the U.K. Serious Fraud Office and inquiries by the U.K. Financial Services Authority with respect to the U.K. operations of AIGFP. AIG has cooperated, and will continue to cooperate, in producing documents and other information in response to subpoenas and other requests.
     In connection with certain SEC investigations, AIG understands that some of its employees have received Wells notices and it is possible that additional current and former employees could receive similar notices in the future. Under SEC procedures, a Wells notice is an indication that the SEC staff has made a preliminary decision to recommend enforcement action that provides recipients with an opportunity to respond to the SEC staff before a formal recommendation is finalized.
Litigation Relating to AIG’s Subprime Exposure and AIGFP’s Employee Retention Plan
     Securities Actions — Southern District of New York. Between May 21, 2008 and January 15, 2009, eight purported securities class action complaints were filed against AIG and certain of its current and former officers and directors, AIG’s outside auditors, and the underwriters of various securities offerings in the United States District Court for the Southern District of New York (the Southern District of New York), alleging claims under the Exchange Act or claims under the Securities Act of 1933 (the Securities Act). On March 20, 2009, the Court consolidated all eight of the purported securities class actions as In re American International Group, Inc. 2008 Securities Litigation (the Consolidated 2008 Securities Litigation) and appointed the State of Michigan Retirement Systems as lead plaintiff.
     On May 19, 2009, lead plaintiff in the Consolidated 2008 Securities Litigation filed a consolidated complaint on behalf of purchasers of AIG stock during the alleged class period of March 16, 2006 through September 16, 2008, and on behalf of purchasers of various AIG securities offered pursuant to three shelf registration statements filed on June 12, 2003, June 12, 2007, and May 12, 2008. The consolidated complaint alleges that defendants made statements during the class period in press releases, AIG’s quarterly and year-end filings, during conference calls, and in various registration statements and prospectuses in connection with the various offerings that were materially false and misleading and that artificially inflated the price of AIG’s stock. The alleged false and misleading statements relate to, among other things, unrealized market valuation losses on AIGFP’s super senior credit default swap portfolio as a result of severe credit market disruption and AIG’s securities lending program. The consolidated complaint alleges violations of Sections 10(b) and 20(a) of the Exchange Act and Sections 11, 12(a)(2), and 15 of the Securities Act. On August 5, 2009, defendants filed motions to dismiss the consolidated complaint.

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     On February 27, 2009, AIG’s former Chairman and Chief Executive Officer, Maurice R. Greenberg, filed a complaint in the Southern District of New York against AIG and certain of its current and former officers and directors. The complaint was amended on May 19, 2009 and asserts violations of Sections 10(b) and 20(a) of the Exchange Act and a state common law fraud claim with respect to his alleged election in December 2007 to receive certain AIG shares from a deferred compensation program, and based generally on the same allegations as in the securities class actions described above (the Greenberg securities action). On August 5, 2009, defendants filed motions to dismiss the amended complaint. On November 25, 2009, AIG announced that AIG, on the one hand, and Greenberg, Smith, C.V. Starr & Company, Inc. (C.V. Starr) and Starr International Company, Inc. (SICO), on the other hand (the Starr Parties), had entered into a settlement agreement, and a memorandum of understanding was signed by the parties (AIG/Greenberg MOU). The AIG/Greenberg MOU provides, among other things, that Greenberg will undertake to dismiss the Greenberg securities action with prejudice. On February 5, 2010, a stipulation of voluntary dismissal with prejudice was filed.
     ERISA Actions — Southern District of New York. Between June 25, 2008, and November 25, 2008, AIG, certain of its executive officers and directors, and members of AIG’s Retirement Board and Investment Committee were named as defendants in eight purported class action complaints asserting claims on behalf of participants in certain pension plans sponsored by AIG or its subsidiaries. On March 19, 2009, the Court consolidated these eight actions as In re American International Group, Inc. ERISA Litigation II, and appointed interim lead plaintiffs’ counsel. On June 26, 2009, lead plaintiffs’ counsel filed a consolidated amended complaint. The action purports to be brought as a class action under the Employee Retirement Income Security Act of 1974, as amended (ERISA), on behalf of all participants in or beneficiaries of the AIG Incentive Savings Plan, American General Agents’ and Managers’ Thrift Plan, and the CommoLoCo Thrift Plan (the Plans) during the period June 15, 2007 through the present and whose participant accounts included shares of AIG’s Common Stock. In the consolidated amended complaint, plaintiffs allege, among other things, that the defendants breached their fiduciary responsibilities to Plan participants and their beneficiaries under ERISA, by continuing to offer the AIG Stock Fund as an investment option in the Plans after it allegedly became imprudent to do so. The alleged ERISA violations relate to, among other things, the defendants’ purported failure to monitor and/or disclose unrealized market valuation losses on AIGFP’s super senior credit default swap portfolio as a result of severe credit market disruption. On September 18, 2009, defendants filed motions to dismiss the consolidated amended complaint, and that motion is pending.
     Derivative Action — Southern District of New York. On November 20, 2007, two purported shareholder derivative actions were filed in the Southern District of New York naming as defendants directors and officers of AIG and its subsidiaries and asserting claims on behalf of nominal defendant AIG. The actions were consolidated as In re American International Group, Inc. 2007 Derivative Litigation (the Consolidated 2007 Derivative Litigation). The factual allegations involve AIG’s exposure to the U.S. residential subprime mortgage market (Subprime Exposure) and are generally the same as those alleged in the Consolidated 2008 Securities Litigation. On August 6, 2008, a third purported shareholder derivative action was filed in the Southern District of New York asserting claims on behalf of AIG based generally on the same allegations as in the Consolidated 2007 Derivative Litigation. On February 11, 2009, the Court approved a stipulation consolidating the derivative action filed on August 6, 2008 with the Consolidated 2007 Derivative Litigation. On June 3, 2009, lead plaintiff filed a consolidated amended complaint naming additional directors and officers of AIG and its subsidiaries as defendants, adding allegations concerning AIGFP employee retention payments, and asserting claims on behalf of nominal defendant AIG for breach of fiduciary duty, waste of corporate assets, unjust enrichment, contribution and violations of Sections 10(b) and 20(a) of the Exchange Act. On August 5 and 26, 2009, AIG and defendants filed motions to dismiss the consolidated complaint, and that motion is pending. On September 30, 2009, plaintiff in the purported derivative action discussed below filed on April 1, 2009 in the Superior Court of the State of California, Los Angeles County moved to intervene in the Consolidated 2007 Derivative Litigation. On December 23, 2009, the Court denied the motion.
     On November 20, 2009, a stipulation was filed with the Court voluntarily dismissing the claims against two of the senior officers of AIG named as defendants, Brian T. Schreiber and Frank G. Wisner, without prejudice. The requested voluntary dismissal is not the product of a settlement between lead plaintiff and Mr. Schreiber and

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Mr. Wisner. Neither lead plaintiff nor lead plaintiff’s counsel has sought or received any consideration in return for this voluntary dismissal. Lead plaintiff is continuing to pursue the action against all remaining defendants in the case. By order of the Court on January 21, 2010, notice of this voluntary dismissal without prejudice of Mr. Schreiber and Mr. Wisner is hereby given to AIG’s shareholders, and any shareholder objecting to the voluntary dismissal without prejudice of Mr. Schreiber and Mr. Wisner must file with the Court in In re American International Group, Inc. 2007 Derivative Litigation, Case No. 07 CV 10464 (LTS), United States District Court for the Southern District of New York, Daniel Patrick Moynihan United States Courthouse, 500 Pearl St., New York, NY 10007-1312, and serve on counsel for the parties at derivativelitigation@aig.com any objections to the proposed dismissal within 30 days of the filing of this Form 10-K, i.e., by March 28, 2010.
     Derivative and Class Action — Central District of California. On March 26, 2009, a purported shareholder derivative and class action complaint was filed in the United States District Court for the Central District of California purporting to assert derivative claims on behalf of nominal defendant AIG and its shareholders against certain officers and directors of AIG and its subsidiaries, and class claims against AIG and certain officers and directors of AIG and its subsidiaries. The claims relate to AIG’s Subprime Exposure and AIGFP employee retention payments. The complaint alleges claims for breach of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment and violations of Section 14(e) of the Securities Exchange Act of 1934. On June 5, 2009, the Court ordered the action transferred to the Southern District of New York. On December 18, 2009, the action was consolidated into the Consolidated 2007 Derivative Litigation and dismissed without prejudice to the pursuit of claims in the Consolidated 2007 Derivative Litigation.
     Derivative Action — Supreme Court of New York, Nassau County. On February 29, 2008, a purported shareholder derivative complaint was filed in the Supreme Court of Nassau County naming as defendants certain directors and officers of AIG and its subsidiaries concerning AIG’s Subprime Exposure. Plaintiff asserts claims on behalf of nominal defendant AIG for breach of fiduciary duty, waste of corporate assets, and unjust enrichment in connection with AIG’s public disclosures regarding its Subprime Exposure. On May 19, 2008, defendants filed a motion to dismiss or to stay the proceedings in light of the pending Consolidated 2007 Derivative Litigation. On March 9, 2009, the Court granted defendants’ motion to stay the action.
     Derivative Action — Supreme Court of New York, New York County. On March 20, 2009, a purported shareholder derivative complaint was filed in the Supreme Court of New York County naming as defendants certain directors and officers of AIG and recipients of AIGFP retention payments. Plaintiffs assert claims on behalf of nominal defendant AIG concerning AIGFP retention payments. Plaintiff alleges claims for breach of fiduciary duty, waste of corporate assets and rescission and constructive trust.
     Derivative Actions — Delaware Court of Chancery. On September 17, 2008, a purported shareholder derivative complaint was filed in the Delaware Court of Chancery naming as defendants certain directors and officers of AIG and its subsidiaries. Plaintiff asserts claims on behalf of nominal defendant AIG for breach of fiduciary duty, waste of corporate assets, and mismanagement in connection with AIG’s public disclosures regarding its Subprime Exposure. On December 19, 2008, a motion to stay or dismiss the action in favor of the Consolidated 2007 Derivative Litigation was filed. On July 17, 2009, the Court granted defendants’ motion to stay the action.
     On January 15, 2009, a purported shareholder derivative complaint was filed in the Delaware Court of Chancery naming as defendants certain directors of AIG and Joseph Cassano, the former Chief Executive Officer of AIGFP. Plaintiff asserts claims against Mr. Cassano on behalf of nominal defendant AIGFP and AIG as the sole shareholder of AIGFP concerning AIG’s and AIGFP’s Subprime Exposure alleging breach of fiduciary duty and unjust enrichment. On July 17, 2009, plaintiff filed an amended complaint that asserts the same claims as the original complaint. On August 5, 2009, the Court entered an order staying the action pending disposition of the motions to dismiss of the Consolidated 2007 Derivative Litigation.
     Derivative Actions — Superior Court for the State of California, Los Angeles County. On April 1, 2009, a purported shareholder derivative complaint was filed in the Superior Court for the State of California, Los Angeles County, asserting claims on behalf of nominal defendant AIG against certain officers and directors of AIG. The complaint

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asserts claims for waste of corporate assets, breach of fiduciary duty, abuse of control, and unjust enrichment and constructive trust in connection with defendants’ approval of bonuses and retention payments. On May 29, 2009, defendants moved to stay or dismiss the action in favor of the Consolidated 2007 Derivative Litigation and to quash service of summons due to lack of personal jurisdiction over certain individual defendants. On August 27, 2009, the Court granted defendants’ motion to stay the action.
     On November 20, 2009, a purported shareholder derivative complaint was filed in the Superior Court for the State of California, Los Angeles County, naming as defendants certain former and present directors and officers of AIG and its subsidiaries. Plaintiff asserts claims on behalf of nominal defendant AIG concerning AIG’s Subprime Exposure alleging breach of fiduciary duty, waste of corporate assets, and mismanagement. On November 24, 2009, an amended complaint was filed asserting the same claims. On February 4, 2010, the parties filed a stipulation staying the action in favor of the Consolidated 2007 Derivative Litigation. On February 9, 2010, the Court signed a stipulation staying this action pending resolution of the Consolidated 2007 Derivative Litigation.
     Action by the Starr Foundation — Supreme Court of New York. On May 7, 2008, the Starr Foundation filed a complaint in New York State Supreme Court against AIG, AIG’s former Chief Executive Officer, Martin Sullivan, and AIG’s former Chief Financial Officer, Steven Bensinger, asserting a claim for common law fraud. The complaint alleges that the defendants made materially misleading statements and omissions concerning alleged multi-billion dollar losses in AIG’s portfolio of credit default swaps. The complaint asserts that if the Starr Foundation had known the truth about the alleged losses, it would have sold its remaining shares of AIG Common Stock and alleges that the Starr Foundation has suffered damages of at least $300 million. On May 30, 2008, a motion to dismiss the complaint was filed on behalf of defendants. After a hearing, the complaint was dismissed. On December 23, 2008, plaintiff filed a notice of appeal and a decision on the appeal is pending. Under the AIG/Greenberg MOU, SICO agreed to indemnify AIG for any amounts paid by AIG to the Starr Foundation as damages or settlement amounts in this action, and for reasonable legal fees and expenses incurred in defending this action after the date of the AIG/Greenberg MOU.
     Canadian Securities Class Action — Ontario Superior Court of Justice. On November 13, 2008, an application was filed in the Ontario Superior Court of Justice for leave to bring a purported securities fraud class action against AIG, AIGFP, certain of AIG’s current and former officers and directors, and the former Chief Executive Officer of AIGFP. If the Court grants the application, a class plaintiff will be permitted to file a statement of claim against AIG. The proposed statement of claim would assert a class period of November 10, 2006 through September 16, 2008 (later amended to March 16, 2006 through September 16, 2008), and would allege that during this period defendants made false and misleading statements and omissions in quarterly and annual reports and during oral presentations in violation of the Ontario Securities Act. On April 17, 2009, defendants filed a motion record in support of their motion to stay or dismiss for lack of jurisdiction and forum non conveniens. On May 29, 2009, the applicant filed responding affidavits and an amended draft statement of claim. The factual allegations are generally the same as those alleged in the Consolidated 2008 Securities Litigation. On November 20 and 30, and December 4, 2009, defendants filed briefs in support of their motions to dismiss, and those motions are pending.
     Panama Action — Tribunal del Circuito Civil, Panama City, Panama. On February 26, 2009, SICO sought permission to file a complaint in Panamanian Court against AIG. In the complaint, SICO alleges that AIG intentionally concealed from its shareholders, including SICO, its unstable financial situation and risk of losses, which ultimately resulted in losses to the value of SICO’s shares of AIG Common Stock. On August 12, 2009, AIG filed a motion to dismiss the complaint and a motion for correction of the complaint. On August 13, 2009, AIG filed a motion with the Panama Supreme Court challenging on constitutional grounds a motion by SICO to amend the complaint. Under the AIG/Greenberg MOU, SICO agreed to undertake to dismiss this action with prejudice. On February 10, 2010, the parties filed a joint request to dismiss the case, which is subject to Court approval.
     Litigation Matter Relating to AIGFP. On September 30, 2009, Brookfield Asset Management, Inc. and Brysons International, Ltd. (together, “Brookfield”) filed a complaint against AIG and AIGFP in the Southern District of New York. Brookfield seeks a declaration that a 1990 interest rate swap agreement between Brookfield and AIGFP

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(guaranteed by AIG) terminated upon the occurrence of certain alleged events that Brookfield contends constituted defaults under the swap agreement’s standard “bankruptcy” default provision. Brookfield claims that it is excused from all future payment obligations under the swap agreement on the basis of the purported termination. At December 31, 2009, the estimated present value of expected future cash flows discounted at LIBOR was $1.2 billion. It is AIG’s position that no termination event has occurred and that the swap agreement remains in effect. A determination that AIG triggered a “bankruptcy event of default” under the swap agreement could, depending on the Court’s precise holding, affect other AIG or AIGFP agreements that contain the same or similar default provisions. Such a determination could also affect derivative agreements or other contracts between third parties, such as credit default swaps under which AIG is a reference credit, which could affect the trading price of AIG securities. On December 17, 2009 defendants filed a motion to dismiss, and that motion is pending.
2006 Regulatory Settlements and Related Matters
     2006 Regulatory Settlements. In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance (DOI). AIG recorded an after-tax charge of $1.15 billion relating to these settlements in the fourth quarter of 2005. The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers’ compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.
     As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. Amounts held in escrow totaling approximately $338 million, including interest thereon, are included in Other assets at December 31, 2009. At that date, all of the funds were escrowed for settlement of claims resulting from the underpayment by AIG of its residual market assessments for workers’ compensation.
     In addition to the escrowed funds, $800 million was deposited into a fund under the supervision of the SEC as part of the settlements to be available to resolve claims asserted against AIG by investors, including the securities class action shareholder lawsuits described below. On April 14, 2008, the Court overseeing the Fair Fund approved a plan for distribution of monies in the fund, and on May 18, 2009 ordered that the Distribution Agent was authorized to commence distribution of Fair Fund monies to approved eligible claimants.
     Also, as part of the settlements, AIG agreed to retain, for a period of three years, an independent consultant to conduct a review that included, among other things, the adequacy of AIG’s internal control over financial reporting, the policies, procedures and effectiveness of AIG’s regulatory, compliance and legal functions and the remediation plan that AIG has implemented as a result of its own internal review.
     Other Regulatory Settlements. AIG’s 2006 regulatory settlements with the SEC, DOJ, NYAG and DOI did not resolve investigations by regulators from other states into insurance brokerage practices. AIG entered into agreements effective January 29, 2008 with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia; the Commonwealths of Massachusetts and Pennsylvania; and the District of Columbia; as well as the Florida Department of Financial Services and the Florida Office of Insurance Regulation, relating to their respective industry-wide investigations into producer compensation and insurance placement practices. The settlements call for total payments of $12.5 million to be allocated among the ten jurisdictions representing restitution to state agencies and reimbursement of the costs of the investigation. During the term of the settlement agreements, which run through early 2018, AIG will continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. AIG will also continue to cooperate with the industry-wide investigations. The agreement with the Texas Attorney General also settles allegations of anticompetitive conduct

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relating to AIG’s relationship with Allied World Assurance Company and includes an additional settlement payment of $500,000 related thereto.
     AIG entered into an agreement effective March 13, 2008 with the Pennsylvania Insurance Department relating to the Department’s investigation into the affairs of AIG and certain of its Pennsylvania-domiciled insurance company subsidiaries. The settlement calls for total payments of approximately $13.5 million, of which approximately $4.4 million was paid under previous settlement agreements. During the term of the settlement agreement, which runs for a period of three years from May 1, 2008, AIG will provide annual reinsurance reports, as well as maintain certain producer compensation disclosure and ongoing compliance initiatives.
     NAIC Examination of Workers’ Compensation Premium Reporting. During 2006, the Settlement Review Working Group of the National Association of Insurance Commissioners (NAIC), under the direction of the states of Indiana, Minnesota and Rhode Island, began an investigation into AIG’s reporting of workers’ compensation premiums. In late 2007, the Settlement Review Working Group recommended that a multi-state targeted market conduct examination focusing on workers’ compensation insurance be commenced under the direction of the NAIC’s Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania, and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG’s writing and reporting of workers’ compensation insurance prior to 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. AIG has been advised by the lead states that to date no determinations have been made with respect to these issues, and AIG cannot predict either the outcome of the investigation or provide any assurance regarding regulatory action that may result from the investigation.
     Securities Action — Southern District of New York. Beginning in October 2004, a number of putative securities fraud class action suits were filed in the Southern District of New York against AIG and consolidated as In re American International Group, Inc. Securities Litigation. Subsequently, a separate, though similar, securities fraud action was also brought against AIG by certain Florida pension funds. The lead plaintiff in the class action is a group of public retirement systems and pension funds benefiting Ohio state employees, suing on behalf of themselves and all purchasers of AIG’s publicly traded securities between October 28, 1999 and April 1, 2005. The named defendants are AIG and a number of present and former AIG officers and directors, as well as Starr, SICO, General Reinsurance Corporation (General Re), and PricewaterhouseCoopers LLP (PwC), among others. The lead plaintiff alleges, among other things, that AIG: (1) concealed that it engaged in anti-competitive conduct through alleged payment of contingent commissions to brokers and participation in illegal bid-rigging; (2) concealed that it used “income smoothing” products and other techniques to inflate its earnings; (3) concealed that it marketed and sold “income smoothing” insurance products to other companies; and (4) misled investors about the scope of government investigations. In addition, the lead plaintiff alleges that AIG’s former Chief Executive Officer, Maurice R. Greenberg, manipulated AIG’s stock price. The lead plaintiff asserts claims for violations of Sections 11 and 15 of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder, Section 20(a) of the Exchange Act, and Section 20A of the Exchange Act. In April 2006, the Court denied the defendants’ motions to dismiss the second amended class action complaint and the Florida complaint. In December 2006, a third amended class action complaint was filed, which does not differ substantially from the prior complaint. Fact discovery is currently ongoing. On February 20, 2008, the lead plaintiff filed a motion for class certification. In October 2009, the lead plaintiff advised the Court that it had entered into a settlement agreement with Maurice R. Greenberg, Howard I. Smith, Christian M. Milton, Michael J. Castelli, SICO and Starr. At the lead plaintiff’s request, the Court has entered an order dismissing all of the lead plaintiff’s claims against these defendants “without prejudice” to any party. The lead plaintiff has also voluntarily dismissed Frank Hoenemeyer, L. Michael Murphy, and Richmond Insurance Company, Ltd. On February 22, 2010, the Court issued an opinion granting, in part, lead plaintiffs’ motion for class certification. The Court rejected lead plaintiffs’ request to include in the class purchasers of certain AIG bonds on the grounds that (a) lead plaintiffs lack standing to pursue claims pursuant to the Securities Act with respect to such bonds, and (b) lead plaintiffs had failed to establish that common issues predominate over individual issues with

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regard to claims under the Securities Exchange Act relating to AIG bonds. On that basis the Court declined to certify a class with respect to Counts I through IV of the Complaint and dismissed those claims for lack of standing. With respect the remaining claims under the Securities Exchange Act on behalf of putative class members who had purchased AIG Common Stock, the Court declined to certify a class as to certain defendants other than AIG and rejected lead plaintiffs’ claims that class members could establish injury based on disclosures on two of the six dates lead plaintiffs had proposed, but certified a class consisting of all shareholders who purchased or otherwise acquired AIG Common Stock during the class period of October 28, 1999 to April 1, 2005, and who possessed that stock over one or more of the dates October 14, 2004, October 15, 2004, March 17, 2005 or April 1, 2005, as well as persons who held AIG Common Stock in two companies at the time they were acquired by AIG in exchange for AIG Common Stock, and were allegedly damaged thereby.
     Derivative Action — Southern District of New York. Between October 25, 2004 and July 14, 2005, seven separate derivative actions were filed in the Southern District of New York, five of which were consolidated into a single action (the New York 2004/2005 Derivative Litigation). The complaint in this action contains nearly the same types of allegations made in the securities fraud action described above. The named defendants include current and former officers and directors of AIG, as well as Marsh & McLennan Companies, Inc. (Marsh), SICO, Starr, ACE Limited and subsidiaries (Ace), General Re, PwC, and certain employees or officers of these entity defendants. Plaintiffs assert claims for breach of fiduciary duty, gross mismanagement, waste of corporate assets, unjust enrichment, insider selling, auditor breach of contract, auditor professional negligence and disgorgement from AIG’s former Chief Executive Officer, Maurice R. Greenberg, and former Chief Financial Officer, Howard I. Smith, of incentive-based compensation and AIG share proceeds under Section 304 of the Sarbanes-Oxley Act, among others. Plaintiffs seek, among other things, compensatory damages, corporate governance reforms, and a voiding of the election of certain AIG directors. AIG’s Board of Directors has appointed a special committee of independent directors (Special Committee) to review the matters asserted in the operative consolidated derivative complaint. The Court has entered an order staying this action pending resolution of the Delaware 2004/2005 Derivative Litigation discussed below. The Court also has entered an order that termination of certain named defendants from the Delaware action applies to this action without further order of the Court. On February 26, 2009, the Court dismissed those AIG officer and director defendants against whom the shareholder plaintiffs in the Delaware action had not pursued claims. It is AIG’s position that the terms of the AIG/Greenberg MOU do not require dismissal of the derivative claims against Greenberg, Smith and SICO in the New York 2004/2005 Derivative Litigation. The Starr Parties have taken the opposite position.
     Derivative Actions — Delaware Chancery Court. From October 2004 to April 2005, AIG shareholders filed five derivative complaints in the Delaware Chancery Court. All of these derivative lawsuits were consolidated into a single action as In re American International Group, Inc. Consolidated Derivative Litigation (the Delaware 2004/2005 Derivative Litigation). The amended consolidated complaint named 43 defendants (not including nominal defendant AIG) who, as in the New York 2004/2005 Derivative Litigation, were current and former officers and directors of AIG, as well as other entities and certain of their current and former employees and directors. The factual allegations, legal claims and relief sought in this action are similar to those alleged in the New York 2004/2005 Derivative Litigation, except that the claims are only under state law. In early 2007, the Court approved an agreement that AIG be realigned as plaintiff, and, on June 13, 2007, acting on the direction of the Special Committee, AIG filed an amended complaint against former directors and officers Maurice R. Greenberg and Howard I. Smith, alleging breach of fiduciary duty and indemnification. Also on June 13, 2007, the Special Committee filed a motion to terminate the litigation as to certain defendants, while taking no action as to others. Defendants Greenberg and Smith filed answers to AIG’s complaint and brought third-party complaints against certain current and former AIG directors and officers, PwC and Regulatory Insurance Services, Inc. On September 28, 2007, AIG and the shareholder plaintiffs filed a combined amended complaint in which AIG continued to assert claims against defendants Greenberg and Smith and took no position as to the claims asserted by the shareholder plaintiffs in the remainder of the combined amended complaint. In that pleading, the shareholder plaintiffs are no longer pursuing claims against certain AIG officers and directors. On February 12, 2008, the Court granted AIG’s motion to stay discovery pending the resolution of claims against AIG in the New York consolidated securities action. On April 11, 2008, the shareholder plaintiffs filed the

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First Amended Combined Complaint, which added claims against former AIG directors and officers Maurice Greenberg, Edward Matthews, and Thomas Tizzio for breach of fiduciary duty based on alleged bid-rigging in the municipal derivatives market. On June 13, 2008, certain defendants filed motions to dismiss the shareholder plaintiffs’ portions of the complaint. On February 10, 2009, the Court denied the motions to dismiss filed by Maurice Greenberg, Edward Matthews, and Thomas Tizzio; granted the motion to dismiss filed by PwC without prejudice; and granted the motion to dismiss filed by certain former employees of AIG without prejudice for lack of personal jurisdiction. On March 6, 2009, the Court granted an Order of Dismissal, Notice and Order of Voluntary Dismissal and Stipulation and Order of Dismissal to dismiss those individual defendants who were similarly situated to the individuals dismissed by the Court for lack of personal jurisdiction. On March 12, 2009, Defendant Greenberg filed his verified answer to AIG’s complaint; cross-claims against Marsh, ACE, General Re, and Thomas Tizzio; and a third-party complaint against certain current and former AIG directors and officers, as well as INS Regulatory Insurance Services, Inc. Defendant Smith has also filed his answer to AIG’s complaint, which was amended on July 9, 2009 to add cross-claims against Thomas Tizzio and third-party claims against certain current and former AIG directors and officers, as well as INS Regulatory Insurance Services, Inc. On June 17, 2009, the Court issued an opinion granting the motions to dismiss filed by General Re, Marsh, ACE, and Susan Rivera. On July 13, 2009 and July 17, 2009, the Court entered final judgments in favor of PwC, General Re, Marsh, ACE, and Susan Rivera. Shortly thereafter, the shareholder plaintiffs filed separate appeals: one addressing the dismissal of PwC, and the other addressing the dismissals of ACE, General Re, and Marsh. Their opening briefs were filed on September 24, 2009. By November 12, 2009, those appeals were fully briefed. Under the AIG/Greenberg MOU, AIG agreed to undertake to dismiss its direct claims against Greenberg and Smith in the Delaware 2004/2005 Derivative Litigation with prejudice. On November 27, 2009, counsel for the shareholder plaintiffs filed a motion for a temporary restraining order enjoining AIG from proceeding with its November 25, 2009 settlement with Greenberg. AIG opposed the motion on the ground, among other things, that the AIG/Greenberg MOU did not extinguish the shareholder plaintiffs’ derivative claims. On November 30, 2009, counsel for the shareholder plaintiffs wrote to the Court and stated that “there appears to be nothing to enjoin” because the AIG/Greenberg MOU was the final, operative settlement agreement, and noted that the shareholder plaintiffs may request declaratory relief regarding the impact of the AIG/Greenberg MOU at a subsequent time. On February 5, 2010, AIG, Greenberg and Smith submitted a stipulation to the Court dismissing AIG’s direct claims against Greenberg and Smith. The Starr Parties have taken the position that the AIG/Greenberg MOU also releases certain of the derivative claims being pursued by the shareholder plaintiffs. AIG has taken the opposite position.
     AIG was also named as a defendant in a derivative action in the Delaware Chancery Court brought by shareholders of Marsh. On July 10, 2008, shareholder plaintiffs filed a second consolidated amended complaint, which contains claims against AIG for aiding and abetting a breach of fiduciary duty and contribution and indemnification in connection with alleged bid-rigging and steering practices in the commercial insurance market that are the subject of the Policyholder Antitrust and Racketeering Influenced and Corrupt Organizations Act (RICO) Actions described below. On November 10, 2008, AIG and certain defendants filed motions to dismiss the shareholder plaintiffs’ portions of the complaint. On June 17, 2009, the Court dismissed the claims against AIG, Maurice R. Greenberg, and Zachary Carter with prejudice and denied the motions to dismiss filed by the remaining defendants. Final judgment was entered on June 19, 2009. The Court granted a motion by AIG for entry of final judgment under Rule 54(b), and entered final judgment dismissing AIG and Maurice R. Greenberg on September 2, 2009. The shareholder plaintiffs filed their notice of appeal on October 1, 2009. AIG moved to consolidate the appeal with the appeal of the dismissal of ACE, General Re, and Marsh in the Delaware 2004/2005 Derivative Litigation. The shareholders of Marsh moved to stay this appeal pending the decision in the appeal of the dismissal of ACE, General Re, and Marsh in the Delaware 2004/2005 Derivative Litigation. On November 10, 2009, the Delaware Supreme Court granted AIG’s motion to consolidate the appeals for the purposes of oral argument and denied the Marsh shareholders’ motion to stay. The shareholders of Marsh filed their opening brief on November 16, 2009. The appeal has been fully briefed, and oral argument was held before a three-judge panel of the Delaware Supreme Court on February 17, 2010. On February 22, 2010, the Court issued an order notifying the parties that the appeal would be heard by the Court en banc. The argument before the en banc court has not been scheduled.

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     Derivative Action — Supreme Court of New York. On February 11, 2009, shareholder plaintiffs in the Delaware 2004/2005 Derivative Litigation filed a derivative complaint in the Supreme Court of New York against the individual defendants who moved to dismiss the complaint in the Delaware 2004/2005 Derivative Litigation on personal jurisdiction grounds. The defendants include current and former officers and employees of AIG, Marsh, and General Re; AIG is named as a nominal defendant. The complaint in this action contains similar allegations to those made in the Delaware 2004/2005 Derivative Litigation described above. Discovery in this action is stayed pending the resolution of the claims against AIG in the securities actions described above under Securities Actions — Southern District of New York. Defendants filed motions to dismiss the complaint on May 1, 2009 and have completed their briefing. The shareholder plaintiffs have reached an agreement staying discovery as well as any motions to dismiss with the General Re and Marsh defendants pending final adjudication of any claims against those parties in the Delaware 2004/2005 Derivative Litigation.
     Policyholder Antitrust and RICO Actions. Commencing in 2004, policyholders brought multiple federal antitrust and RICO class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal Courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (District of New Jersey) for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the Multi-district Litigation).
     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs’ behalf with a number of insurance companies named as defendants, including AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges, among other things, that defendants engaged in a widespread conspiracy to allocate customers through bid-rigging and steering practices. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys’ fees as a result of the alleged RICO and Sherman Antitrust Act violations.
     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations made in the Commercial Complaint.
     The Court, in connection with the Commercial Complaint, granted (without leave to amend) defendants’ motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the Court granted defendants’ motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008, plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument in both appeals was held on April 21, 2009.

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     A number of complaints making allegations similar to those in the Multi-district Litigation have been filed against AIG and other defendants in state and federal Courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-district Litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The District Court, however, will hold a hearing on March 2, 2010 to decide whether it should suggest to the Judicial Panel on Multi-district Litigation that the remaining pending actions be remanded to their transferor Courts. On August 20, 2008, the District Court granted plaintiff’s motion to lift the stay in one tag-along matter and suggested that the case be remanded to the transferor Court, and on November 26, 2008, the Judicial Panel on Multi-district Litigation issued an order remanding the case to the transferor Court. On March 12, 2009, the transferor Court held oral argument on the insurer defendants’ motion to dismiss and granted that motion from the bench. The AIG defendants have also sought to have state Court actions making similar allegations stayed pending resolution of the Multi-district Litigation proceeding. These efforts have generally been successful, although discovery has recently commenced in one case pending in Kansas state Court. Plaintiffs in another case pending in Texas state Court moved to reopen discovery, and a hearing on that motion was held on April 9, 2008. The Court subsequently issued an order deferring a ruling on the motion until a hearing was held on defendants’ special exceptions, which was held on April 3, 2009. At the April 3, 2009 hearing, the Court sustained defendants’ special exceptions and granted plaintiff leave to replead. The Court also continued the discovery stay. On July 13, 2009, plaintiff filed an amended petition. A hearing on plaintiff’s amended petition was held on November 11, 2009. AIG has settled several of the various federal and state actions alleging claims similar to those in the Multi-district Litigation, including state Court actions pending in Florida and in New Jersey in which discovery had been allowed to proceed.
     Ohio Attorney General Action — Ohio Court of Common Pleas. On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, as well as several other broker and insurer defendants, asserting violation of Ohio’s antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, and a $500-per-day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the Court denied defendants’ motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing. During a February 23, 2010 conference, the parties disclosed to the Court that AIG and the Ohio Attorney General have agreed in principle to settle the Ohio Attorney General’s claims. Under the agreement in principle, AIG would make a payment and would also continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. AIG’s payment obligation would not be material to AIG’s financial condition, results of operations or cash flows.
     Actions Relating to Workers’ Compensation Premium Reporting — Northern District of Illinois. On May 24, 2007, the National Workers’ Compensation Reinsurance Pool (the NWCRP), on behalf of its participant members, filed a lawsuit in the United States District Court for the Northern District of Illinois against AIG with respect to the underpayment by AIG of its residual market assessments for workers’ compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of AIG’s alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion. On August 6, 2007, the Court denied AIG’s motion seeking to dismiss or stay the complaint or, in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the Court denied AIG’s motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and other state law claims. The counterclaim-defendants and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued a decision and order sustaining AIG’s counterclaims and sustaining, in part, AIG’s third-party claims. The Court also

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dismissed certain of AIG’s third-party claims without prejudice. On April 13, 2009, third-party defendant Liberty Mutual filed third-party counterclaims against AIG, certain of its subsidiaries, and former AIG executives. On August 23, 2009, the Court granted AIG’s motion to dismiss the complaint for lack of standing. On September 25, 2009, AIG filed its First Amended Complaint, reasserting its RICO claims against certain insurance companies that both underreported their workers’ compensation premium and served on the NWCRP Board, and repleading its fraud and other state law claims. Defendants filed a motion to dismiss the First Amended Complaint on October 30, 2009. On October 8, 2009, Liberty Mutual filed an amended counterclaim against AIG. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states, guaranty funds, and special assessments, in addition to asserting claims for other violations of state law. The amended counterclaim also removes as defendants the former AIG executives. On October 30, 2009, AIG filed a motion to dismiss the Liberty amended counterclaim. Discovery is proceeding and fact discovery is currently scheduled to be completed by March 15, 2011.
     On April 1, 2009, Safeco Insurance Company of America and Ohio Casualty Insurance Company filed a complaint in the United States District Court for the Northern District of Illinois, on behalf of a purported class of all NWCRP participant members, against AIG and certain of its subsidiaries with respect to the underpayment by AIG of its residual market assessments for workers’ compensation insurance. The complaint was styled as an “alternative complaint,” should the Court grant AIG’s motion to dismiss the NWCRP lawsuit for lack of subject-matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint names former AIG executives as defendants and asserts a RICO claim against those executives. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, AIG filed a motion to dismiss the amended complaint. Discovery related to class certification issues has begun and is scheduled to be completed by March 12, 2010. Discovery is proceeding and is currently scheduled to be completed by March 15, 2011.
Litigation Matters Relating to AIG’s General Insurance Operations
     Caremark. AIG and certain of its subsidiaries have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In addition, the intervenor- plaintiffs originally alleged that various lawyers and law firms who represented parties in the underlying class and derivative litigation (the Lawyer Defendants) were also liable for fraud and suppression, misrepresentation, and breach of fiduciary duty. The complaints filed by the plaintiffs and the intervenor-plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. AIG and its subsidiaries deny the allegations of fraud and suppression and have asserted that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. AIG and its subsidiaries further assert that the current claims are barred by the statute of limitations and that plaintiffs’ assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. The plaintiffs and intervenor-plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On November 26, 2007, the trial court issued an order that dismissed the intervenors’ complaint against the Lawyer Defendants and entered a final judgment in favor of the Lawyer Defendants. The matter was stayed pending appeal to the Alabama Supreme Court. In September 2008, the Alabama Supreme Court affirmed the trial court’s dismissal of the Lawyer Defendants. After the case was sent back down to the trial court, the intervenor-plaintiffs retained additional counsel — the law firm of Haskell Slaughter Young & Rediker, LLC (Haskell Slaughter) — and filed an Amended Complaint in Intervention on December 1, 2008. The Amended Complaint in Intervention names only Caremark and AIG and various subsidiaries

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as defendants and purports to bring claims against all defendants for deceit and conspiracy to deceive. In addition, the Amended Complaint in Intervention purports to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark’s alleged deception. The defendants have moved to dismiss the Amended Complaint, and, in the alternative, for a more definite statement. The intervenor-plaintiffs have yet to respond to defendants’ motion but have indicated to the court that they intend to remedy any defects in their Amended Complaint by filing another amended complaint. After the appearance of the Haskell Slaughter firm on behalf of the intervenor-plaintiffs, the plaintiffs moved to disqualify all of the lawyers for the intervenor-plaintiffs because, among other things, the Haskell Slaughter firm previously represented Caremark. The intervenor-plaintiffs, in turn, moved to disqualify the lawyers for the plaintiffs in the first-filed action. The trial court heard oral argument on the motions to disqualify on February 6, 2009. On March 2, 2009, both sets of plaintiffs filed motions to withdraw their respective motions to disqualify each other after reaching an agreement among themselves that the Lauriello plaintiffs would act as lead counsel. The McArthur intervenors also moved to withdraw their Amended Complaint in Intervention. The trial court granted all motions to withdraw and ordered the parties to appear on March 26, 2009 for a status conference. Before the conference, the McArthur intervenors purported to dismiss their claims against Lauriello with prejudice pursuant to Ala. R. Civ. P. 41. The defendants argued that such dismissal was improper absent Court approval, but the Court approved the dismissal on April 2, 2009. At a class action scheduling conference held on April 14, 2009, the Court established a schedule for class action discovery that will lead to a hearing on class certification in March 2010. The parties are presently engaged in class discovery.
Litigation Matters Relating to AIG’s Domestic Life Insurance & Retirement Services Operations
     Superior National. On December 30, 2004, an arbitration panel issued its ruling in connection with a 1998 workers’ compensation quota share reinsurance agreement under which Superior National Insurance Company, among others, was reinsured by USLIFE, a subsidiary of AGC. In its 2-1 ruling, the arbitration panel refused to rescind the contract as requested by USLIFE. Instead, the panel reformed the contract to reduce USLIFE’s participation by ten percent. Further, the arbitration ruling established a second phase of arbitration for USLIFE to present its challenges to certain cessions to the contract. In the second phase the arbitration panel issued two awards resolving the challenges in favor of the cedents. On January 4, 2010, the Ninth Circuit Court of Appeals affirmed the arbitration awards. USLIFE is currently considering its legal options. AIG is holding reserves of $639 million as of December 31, 2009. AIG believes that the reserves should be adequate to fund unpaid claims.
(b) Commitments
Flight Equipment
     At December 31, 2009, ILFC had committed to purchase 120 new aircraft deliverable from 2010 through 2019, at an estimated aggregate purchase price of $13.7 billion, including $243 million for 2010. ILFC will be required to find lessees for any aircraft acquired and to arrange financing for a substantial portion of the purchase price.
     Included in the 120 new aircraft are 74 Boeing 787 aircraft (B787s), with the first aircraft currently scheduled to be delivered in July 2012. ILFC is in discussion with Boeing related to revisions to the delivery schedule and potential delay compensation and penalties for which ILFC may be eligible. ILFC has signed contracts for 29 of the 74 B787s on order. Under the terms of ILFC’s B787 leases, the lessees may be entitled to share in any compensation which ILFC receives from Boeing for late delivery of the aircraft.

117

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the minimum future rental income on noncancelable operating leases of flight equipment that has been delivered:

At December 31, 2009
(in millions)

2010	$4,670
2011	4,171
2012	3,473
2013	2,725
2014	2,073
Remaining years after 2014	3,737

Total	$20,849

     Flight equipment is leased under operating leases with remaining terms ranging from 1 to 11 years.
Lease Commitments
     AIG and its subsidiaries occupy leased space in many locations under various long-term leases and have entered into various leases covering the long-term use of data processing equipment.
The following table presents the future minimum lease payments under operating leases:

At December 31, 2009
(in millions)

2010	$600
2011	442
2012	339
2013	255
2014	201
Remaining years after 2014	739

Total	$2,576

     Rent expense approximated $733 million, $896 million, and $771 million for the years ended December 31, 2009, 2008, and 2007, respectively. These amounts include $206 million, $225 million and $179 million attributable to discontinued operations for the years ended December 31, 2009, 2008 and 2007, respectively.
Other Commitments
     In the normal course of business, AIG enters into commitments to invest in limited partnerships, private equities, hedge funds and mutual funds and to purchase and develop real estate in the U.S. and abroad. These commitments totaled $7.4 billion at December 31, 2009.
     On June 27, 2005, AIG entered into an agreement pursuant to which AIG agreed, subject to certain conditions, to make any payment that is not promptly paid with respect to the benefits accrued by certain employees of AIG and its subsidiaries under the SICO Plans (as discussed in (c) below under “Benefits Provided by Starr International Company, Inc.”).
     During 2008, AIG granted retention awards to employees, which were payable in increments from December 2008 through 2011. At December 31, 2009, remaining amounts payable under these awards totaled $393 million.

118

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(c) Contingencies
Liability for unpaid claims and claims adjustment expense
     Although AIG regularly reviews the adequacy of the established Liability for unpaid claims and claims adjustment expense, there can be no assurance that AIG’s ultimate Liability for unpaid claims and claims adjustment expense will not develop adversely and materially exceed AIG’s current Liability for unpaid claims and claims adjustment expense. Estimation of ultimate net claims, claims adjustment expenses and Liability for unpaid claims and claims adjustment expense is a complex process for long-tail casualty lines of business, which include excess and umbrella liability, directors and officers liability (D&O), professional liability, medical malpractice, workers’ compensation, general liability, products liability and related classes, as well as for asbestos and environmental exposures. Generally, actual historical loss development factors are used to project future loss development. However, there can be no assurance that future loss development patterns will be the same as in the past. Moreover, any deviation in loss cost trends or in loss development factors might not be discernible for an extended period of time subsequent to the recording of the initial loss reserve estimates for any accident year. Thus, there is the potential for reserves with respect to a number of years to be significantly affected by changes in loss cost trends or loss development factors that were relied upon in setting the reserves. These changes in loss cost trends or loss development factors could be attributable to changes in inflation, in labor and material costs or in the judicial environment, or in other social or economic phenomena affecting claims.
Benefits Provided by Starr International Company, Inc. and C.V. Starr & Co., Inc.
     SICO has provided a series of two-year Deferred Compensation Profit Participation Plans (SICO Plans) to certain AIG employees. The SICO Plans were created in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG Common Stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including AIG.
     None of the costs of the various benefits provided under the SICO Plans has been paid by AIG, although AIG has recorded a charge to reported earnings for the deferred compensation amounts paid to AIG employees by SICO, with an offsetting amount credited to Additional paid-in capital reflecting amounts considered to be contributed by SICO. The SICO Plans provide that shares currently owned by SICO are set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of units under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant’s voluntary termination of employment with AIG prior to normal retirement age. Under the SICO Plans, SICO’s Board of Directors may elect to pay a participant cash in lieu of shares of AIG Common Stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, AIG modified its accounting for the SICO Plans from variable to fixed measurement accounting. AIG gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO’s notice to participants in the SICO Plans.
(d) Guarantees
•	See Note 10 herein for commitments and guarantees associated with VIEs.

•	See Note 11 herein for disclosures on derivatives, including Capital Markets’ and Direct Investment Business’ written credit default swaps and other derivatives with credit risk-related contingent features.

•	See Note 14 herein for additional disclosures on guarantees of outstanding debt.

119

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Subsidiaries
     AIG has issued unconditional guarantees with respect to the prompt payment, when due, of all present and future payment obligations and liabilities of AIG Financial Products and certain of its subsidiaries arising from transactions entered into by such companies.
     SAI Deferred Compensation Holdings, Inc., a wholly owned subsidiary of AIG, has established a deferred compensation plan for registered representatives of certain AIG subsidiaries, pursuant to which participants have the opportunity to invest deferred commissions and fees on a notional basis. The value of the deferred compensation fluctuates with the value of the deferred investment alternatives chosen. AIG has provided a full and unconditional guarantee of the obligations of SAI Deferred Compensation Holdings, Inc. to pay the deferred compensation under the plan. In December 2008, AIG terminated the plan for current employees and ceased to permit new deferrals into the plan.
     In connection with Capital Markets’ leasing business, Capital Markets has issued, in a limited number of transactions, standby letters of credit or similar facilities to equity investors in an amount equal to the termination value owing to the equity investor by the lessee in the event of a lessee default (the equity termination value). The total amount outstanding at December 31, 2009 was $1.3 billion. In those transactions, Capital Markets has agreed to pay such amount if the lessee fails to pay. The amount payable by Capital Markets is usually, but not always, partially offset by amounts payable under other instruments typically equal to the accreted value of a deposit held by Capital Markets. In the event Capital Markets is required to make a payment to the equity investor, the lessee is unconditionally obligated to reimburse Capital Markets. To the extent the equity investor is paid the equity termination value from the standby letter of credit and/or other sources, including payments by the lessee, Capital Markets takes an assignment of the equity investor’s rights under the lease of the underlying property. Because the obligations of the lessee under the lease transactions are generally economically defeased, lessee bankruptcy is the most likely circumstance in which Capital Markets would be required to pay. Capital Markets selected transactions in which it agreed to provide this product only in circumstances where lessee bankruptcy is considered remote or, in the case of certain municipal lessees, not permitted under current law.
Asset Dispositions
     AIG is also subject to financial guarantees and indemnity arrangements in connection with the sales of businesses pursuant to its asset disposition plan, including the sale of ALICO. The various indemnities and guarantees may be triggered by, among other things, breaches of representations, warranties or covenants provided by AIG. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. AIG is unable to develop an estimate of the maximum payout under certain of these guarantees and indemnifications. However, AIG believes that it is unlikely it will have to make any material payments under these arrangements, and no significant liabilities related to these arrangements have been recognized in the Consolidated Balance Sheet. See Note 1 herein for additional information on sales of businesses and asset dispositions.

120

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
16. Total Equity and Earnings (Loss) Per Share
Shares Outstanding
The following table presents a rollforward of outstanding shares:

	Preferred Stock				Common	Treasury
Year Ended December 31, 2009	AIG Series E	AIG Series F	AIG Series C	AIG Series D	Stock	Stock

Shares issued, beginning of year	—	—	—	4,000,000	147,401,900	12,918,446
Issuances	—	300,000	100,000	—	466,401	(145,932)
Shares exchanged	400,000	—	—	(4,000,000)	—	—
Retirement of treasury stock	—	—	—	—	(6,111,158)	(6,111,158)
Fractional shares, paid in cash in connection with the reverse stock split	—	—	—	—	(24,880)	—

Shares issued, end of year	400,000	300,000	100,000	—	141,732,263	6,661,356

Preferred Stock
A rollforward of preferred stock was as follows:

					Total
					Preferred
(in millions)	AIG Series E	AIG Series F	AIG Series C	AIG Series D	Stock

Balance, January 1, 2008	$—	$—	$—	$—	$—
AIG Series D issuance	—	—	—	40,000	40,000

Balance, December 31, 2008	$—	$—	$—	$40,000	$40,000
AIG Series C issuance	—	—	23,000	—	23,000
AIG Series D exchange for AIG Series E	41,605	—	—	(40,000)	1,605
AIG Series F drawdown	—	5,344	—	—	5,344
AIG Series F commitment fee	—	(165)	—	—	(165)

Balance, December 31, 2009	$41,605	$5,179	$23,000	$—	$69,784

Exchange of AIG Series D Preferred Stock for AIG Series E Preferred Stock
     On April 17, 2009, AIG entered into a Securities Exchange Agreement (the AIG Series E Exchange Agreement) with the Department of the Treasury pursuant to which, among other things, the Department of the Treasury exchanged 4,000,000 shares of AIG Series D Preferred Stock for 400,000 shares of AIG Series E Preferred Stock with an aggregate liquidation preference of $41,604,576,000, which represented the issuance-date aggregate liquidation preference of the AIG Series D Preferred Stock surrendered plus accumulated but unpaid dividends thereon of $1,604,576,000 ($401.14 per share). The terms of the AIG Series E Preferred Stock are substantially the same as those of the AIG Series D Preferred Stock, except that the dividends are not cumulative and the AIG Series E Preferred Stock is subject to a replacement capital covenant. Concurrently with the exchange of the shares of AIG Series D Preferred Stock for shares of the AIG Series E Preferred Stock, AIG entered into a replacement capital covenant in favor of the holders of a series of AIG debt, pursuant to which AIG agreed that prior to the third anniversary of the issuance of the AIG Series E Preferred Stock, AIG will not redeem or purchase, and no subsidiary of AIG will purchase, all or any part of the AIG Series E Preferred Stock except with the proceeds obtained from the issuance by AIG or any subsidiary of AIG of certain capital securities.
     The AIG Series E Exchange Agreement also permits the Department of the Treasury, under certain circumstances, to exchange the warrant (AIG Series D Warrant) received in connection with the issuance of AIG Series D Preferred

121

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Stock for 2,689,938 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the AIG Series C Preferred Stock).
Issuance of AIG Series F Preferred Stock and Entry into $29.835 Billion Department of the Treasury Commitment
     On April 17, 2009, AIG entered into a Securities Purchase Agreement (the AIG Series F Purchase Agreement) with the Department of the Treasury pursuant to which, among other things, AIG issued to the Department of the Treasury (i) 300,000 shares of AIG Series F Preferred Stock, and (ii) the warrant (AIG Series F Warrant) to purchase 150 shares of AIG Common Stock.
     Pursuant to the AIG Series F Purchase Agreement, the Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion (the Available Amount) so long as:
•	AIG is not a debtor in a pending case under Title 11 of the United States Code; and

•	the Trust (or any successor entity established for the sole benefit of the United States Treasury) and the Department of the Treasury, in the aggregate, “beneficially own” more than 50 percent of the aggregate voting power of AIG’s voting securities.
     The Available Amount will be decreased by the aggregate amount of financial assistance that the Department of the Treasury provides to AIG, its subsidiaries or any SPV established by or for the benefit of AIG or any of its subsidiaries after the issuance of the AIG Series F Preferred Stock and the AIG Series F Warrant, unless otherwise specified by the Department of the Treasury, in its sole discretion, under the terms of such financial assistance.
     The AIG Series E Exchange Agreement and the AIG Series F Purchase Agreement restrict AIG’s ability to repurchase capital stock and require AIG to continue to maintain policies limiting corporate expenses, lobbying activities and executive compensation.
     The terms of the AIG Series F Preferred Stock are substantially the same as the AIG Series E Preferred Stock, except that the AIG Series F Preferred Stock is not subject to a replacement capital covenant. The liquidation preference of the AIG Series F Preferred Stock was initially $0 per share and will be increased pro rata by the amount of each drawdown of the Department of the Treasury Commitment. During 2009, AIG drew down on the Department of the Treasury Commitment in the amount of approximately $5.34 billion. As a result, the liquidation preference of the AIG Series F Preferred Stock increased to $17,814.72 per share.
     The AIG Series F Warrant is exercisable, at any time, at an initial exercise price of $0.000001 per share. The AIG Series F Warrant will not be subject to any contractual restrictions on transfer other than such as are necessary to ensure compliance with U.S. federal and state securities laws. The Department of the Treasury has agreed that it will not exercise any voting rights with respect to the AIG Common Stock issued upon exercise of the AIG Series F Warrant.
Dividends
     The terms of each of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock provide for the election of the greater of two additional directors or up to 20 percent of the total number of AIG directors (rounded up after giving effect to the election) upon a failure of AIG to make four quarterly dividend payments, whether or not consecutive. These preferred directors will be elected by a majority of the votes cast by the holder of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock voting together as a single class. If elected, such preferred directors would hold office until the next annual meeting (or special meeting called to elect directors) or until all dividends payable on all outstanding shares of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock have been declared and paid in full for four consecutive quarters. As of February 17, 2010, the shareholders of the AIG Series E Preferred Stock and the AIG Series F Preferred Stock had not elected any directors pursuant to the provision, although AIG had failed to make four quarterly dividend payments.

122

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Series C Perpetual, Convertible, Participating Preferred Stock
     On March 4, 2009, AIG issued 100,000 shares of AIG Series C Preferred Stock to the Trust.
     The Trust currently holds the AIG Series C Preferred Stock for the sole benefit of the United States Treasury. The holders of the AIG Series C Preferred Stock have preferential liquidation rights over the holders of AIG Common Stock and, to the extent permitted by law, vote with the AIG Common Stock on all matters submitted to AIG’s shareholders. The AIG Series C Preferred Stock is entitled to (i) a percentage of the voting power of AIG’s shareholders entitled to vote on any particular matter, except where a vote of the common stock only is required, and (ii) a percentage of the aggregate dividend rights of the outstanding shares of AIG Common Stock and the AIG Series C Preferred Stock, in each case, on an as converted basis, which percentage, when aggregated with the percentage representing the 2,690,088 shares of AIG Common Stock underlying the warrants issued to the Department of the Treasury, any other securities convertible into or exchangeable for AIG Common Stock beneficially owned by the Department of the Treasury and any AIG Common Stock directly owned by the Department of the Treasury, represented, as of December 31, 2009, approximately 79.8 percent of each of such voting power and total dividends payable. The AIG Series C Preferred Stock will become convertible into common stock upon the subsequent amendment of AIG’s Amended and Restated Certificate of Incorporation, which amendment will need to be approved by a separate class vote of the holders of AIG Common Stock. Upon such amendment, the AIG Series C Preferred Stock will be convertible into a number of shares of AIG Common Stock representing its voting power at that time.
Common Stock
Reverse Stock Split
     On June 30, 2009, AIG’s shareholders approved a one-for-twenty reverse common stock split, which became effective on that date. All references to common shares and per-share data for all periods presented in this report have been adjusted to give effect to this reverse split. As no change was made to the par value of the common shares, a total of $7.0 billion was reclassified from common stock to Additional paid-in capital as a retrospective adjustment for all periods presented.
Treasury Stock Retirement
     On November 30, 2009, AIG retired 6,111,158 common shares included in Treasury stock which had a carrying value of $7.40 billion. These shares were returned to AIG’s authorized but unissued common stock. AIG accounted for the retirement by reducing common stock by $15.28 million and Additional paid-in capital by $7.38 billion.
Dividends
     Dividends declared per common share were $8.40 and $15.40 in 2008 and 2007, respectively. No dividends were declared in 2009 as effective September 23, 2008, AIG’s Board of Directors suspended the declaration of dividends on AIG Common Stock. Pursuant to the FRBNY Credit Agreement, AIG is restricted from paying dividends on its common stock. Moreover, pursuant to the terms of each of the AIG Series E Preferred Stock and AIG Series F Preferred Stock, AIG is not able to declare or pay any cash dividends on AIG Common Stock or on any AIG preferred stock ranking junior to such series of preferred stock for any period until dividends on each of the AIG Series E Preferred Stock and AIG Series F Preferred Stock have been paid for such period.
     Due to AIG’s non-payment of dividends on the AIG Series D, Series E and Series F Preferred Stock, the Department of the Treasury, as the sole holder of AIG Series E Preferred Stock and AIG Series F Preferred Stock, became entitled no later than February 1, 2010 to elect the greater of (i) two directors and (ii) 20 percent of AIG’s Board of Directors (rounded upwards after giving effect to such election) to AIG’s Board of Directors.

123

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Share Issuances and Purchases
     Pursuant to the FRBNY Credit Agreement, AIG is restricted from repurchasing shares of its common stock and no shares have been purchased since the second quarter of 2008. During the first six months of 2008, AIG purchased a total of 1,896,303 shares of its common stock.
     In May 2008, AIG sold 9,835,526 shares of common stock at a price per share of $760 for gross proceeds of $7.47 billion and 78.4 million equity units (the Equity Units) at a price per unit of $75 for gross proceeds of $5.88 billion. The Equity Units, the key terms of which are summarized below, are recorded as long-term debt in the Consolidated Balance Sheet.
Equity Units
     Each Equity Unit has an initial stated amount of $75 and consists of a stock purchase contract issued by AIG and, initially, a 1/40th or 2.5 percent undivided beneficial ownership interest in three series of junior subordinated debentures (Series B-1, B-2 and B-3), each with a principal amount of $1,000.
     Each stock purchase contract requires its holder to purchase, and requires AIG to sell, a variable number of shares of AIG Common Stock for $25 in cash on each of February 15, 2011, May 1, 2011 and August 1, 2011. The number of shares that AIG is obligated to deliver on each stock purchase date is set forth in the chart below (where the “applicable market value” is an average of the trading prices of AIG Common Stock over the 20-trading-day period ending on the third business day prior to the relevant stock purchase date).

If the applicable market value is:		then AIG is obligated to issue:

•	Greater than or equal to $912	•	0.02741 shares per stock purchase contract

•	Between $912 and $760	•	Shares equal to $25 divided by the applicable market value

•	Less than or equal to $760	•	0.03289 shares per stock purchase contract

     Basic earnings (loss) per share (EPS) will not be affected by outstanding stock purchase contracts. Diluted EPS will be determined considering the potential dilution from outstanding stock purchase contracts using the treasury stock method, and therefore diluted EPS will not be affected by outstanding stock purchase contracts until the applicable market value exceeds $912.
     AIG is obligated to pay quarterly contract adjustment payments to the holders of the stock purchase contracts, at an initial annual rate of 2.71 percent applied to the stated amount. The present value of the contract adjustment payments, $431 million, was recognized at inception as a liability (a component of Other liabilities), and was recorded as a reduction to Additional paid-in capital.
     In addition to the stock purchase contracts, as part of the Equity Units, AIG issued $1.96 billion of each of the Series B-1, B-2 and B-3 junior subordinated debentures, which initially pay interest at rates of 5.67 percent, 5.82 percent and 5.89 percent, respectively. AIG allocated the proceeds of the Equity Units between the stock purchase contracts and the junior subordinated debentures on a relative fair value basis. AIG determined that the fair value of the stock purchase contract at issuance was zero, and therefore all of the proceeds were allocated to the junior subordinated debentures. At December 31, 2009, the debentures totaled $5.88 billion and are reported in Other long-term debt on the Consolidated Balance Sheet.

124

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Accumulated Other Comprehensive Income (Loss)
A rollforward of Accumulated other comprehensive income (loss) is as follows:

	Unrealized
	Appreciation
	(Depreciation)
	of Fixed			Net
	Maturity			Derivative
	Investments on			Gains
	Which Other-			(losses)
	Than-	Unrealized		Arising
	Temporary	Appreciation	Foreign	from	Retirement
	Credit	(Depreciation)	Currency	Cash Flow	Plan
	Impairments	of All Other	Translation	Hedging	Liabilities
(in millions)	Were Taken	Investments	Adjustments	Activities	Adjustment	Total

Balance, January 1, 2007, net of tax	$—	$10,083	$(305)	$(27)	$(641)	$9,110

Unrealized appreciation (depreciation) of investments	—	(8,115)	—	—	—	(8,115)
Net changes in foreign currency translation adjustments	—	—	1,420	—	—	1,420
Net gains (losses) on cash flow hedges	—	—	—	(133)	—	(133)
Net actuarial gain	—	—	—	—	197	197
Prior service credit	—	—	—	—	(24)	(24)
Deferred tax asset (liability)	—	2,338	(140)	73	(57)	2,214

Total other comprehensive income (loss)	—	(5,777)	1,280	(60)	116	(4,441)
Noncontrolling interests	—	(69)	95	—	—	26

Balance, December 31, 2007, net of tax	$—	$4,375	$880	$(87)	$(525)	$4,643

Cumulative effect of change in accounting principle, net of tax	—	(105)	—	—	—	(105)
Unrealized appreciation (depreciation) of investments	—	(13,966)	—	—	—	(13,966)
Net changes in foreign currency translation adjustments	—	—	(1,398)	—	—	(1,398)
Net gains (losses) on cash flow hedges	—	—	—	(156)	—	(156)
Net actuarial loss	—	—	—	—	(1,313)	(1,313)
Prior service credit	—	—	—	—	(12)	(12)
Deferred tax asset (liability)	—	4,948	356	52	352	5,708

Total other comprehensive income (loss)	—	(9,123)	(1,042)	(104)	(973)	(11,242)
Noncontrolling interests	—	(296)	25	—	—	(271)

Balance, December 31, 2008, net of tax	$—	$(4,452)	$(187)	$(191)	$(1,498)	$(6,328)
Adjustment on April 1, 2009*	(599)	599	—	—	—	—

Unrealized appreciation (depreciation) of investments	2,048	27,891	—	—	—	29,939
Net changes in foreign currency translation adjustments	—	—	2,932	—	—	2,932
Net gains (losses) on cash flow hedges	—	—	—	95	—	95
Net actuarial gain	—	—	—	—	397	397
Prior service credit	—	—	—	—	(27)	(27)
Deferred tax asset (liability)	(724)	(9,802)	(1,005)	(32)	(16)	(11,579)

Total other comprehensive income	1,324	18,089	1,927	63	354	21,757
Cumulative effect of change in accounting principle, net of tax	(2,537)	(6,811)	—	—	—	(9,348)
Noncontrolling interests	(2)	280	110	—	—	388

Balance, December 31, 2009, net of tax	$(1,810)	$7,145	$1,630	$(128)	$(1,144)	$5,693

*	Adjustment to reflect adoption of the new other-than-temporary impairment accounting standard.

125

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Noncontrolling interests
Junior and Senior Non-Voting, Callable Preferred Interests
     In connection with the ongoing execution of its orderly asset disposition plan, as well as plans to timely repay the FRBNY Credit Facility, on November 30, 2009, AIG transferred two of its wholly owned businesses, AIA and ALICO, to two newly-created special purpose vehicles (SPVs) in exchange for all the common and preferred interests of those SPVs. On December 1, 2009, AIG transferred the preferred interests in the SPVs to the FRBNY in consideration for a $25 billion reduction of the outstanding loan balance and of the maximum amount of credit available under the FRBNY Credit Facility and amended the terms of the Facility as discussed below and in Note 14.
     The common interests, which were retained by AIG, entitle AIG to 100 percent of the voting power of the SPVs. The voting power allows AIG to elect the boards of managers of the SPVs, who oversee the management and operation of the SPVs. Primarily due to the substantive participation rights of the preferred interests, the SPVs were determined to be variable interest entities. As the primary beneficiary of the SPVs, AIG consolidates the SPVs.
     The preferred interests are redeemable at the option of AIG and are transferable at the FRBNY’s discretion. If the FRBNY obtains control of the SPVs, through a default by AIG under the FRBNY Credit Agreement or otherwise, the agreements governing the transactions explicitly prohibit redemption of the preferred interests. In the event the board of managers of either SPV initiates a public offering, liquidation or winding up or a voluntary sale of the SPV, the proceeds must be distributed to the preferred interests until the preferred interests’ redemption value has been paid. The redemption value of the preferred interests is the liquidation preference, which includes any undistributed preferred returns through the redemption date, and the amount of distributions that the preferred interests would receive in the event of a 100 percent distribution to all the common and preferred interest holders at the redemption date.
     The preferred interests entitle the FRBNY to veto rights over certain significant actions by the SPVs and provide the FRBNY with certain rights including the right to compel the SPVs to use their best efforts to take certain actions, including an initial public offering or a sale of the SPVs or the businesses held by the SPVs. However, a redemption of all or a portion of the preferred interests by the SPVs from the proceeds of such transactions is not required if the transactions were compelled by the FRBNY. After December 1, 2010, and prior thereto with the concurrence of the trustees of the Trust, the FRBNY can compel the holders of the common interests to sell those interests should the FRBNY decide to sell its preferred interests. Following an initial public offering, the FRBNY will have the right to exchange its preferred interests for common shares of the publicly-traded entity.
     The preferred interests in the AIA SPV have an initial liquidation preference of $16 billion and have the right to a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. If the preferred return is not distributed, the amount is added to the preferred interests’ liquidation preference. The AIA preferred interests participate in one percent of net income after the preferred return. The AIA preferred interests are also entitled to a one percent participation right of any residual value after (i) the AIA preferred return, (ii) the participation right of one percent of AIA’s net income, (iii) the liquidation preference on all preferred interests has been paid and (iv) the holders of the common interests (currently AIG) have received, including any ordinary course distributions, the sum of (i) $9 billion and (ii) the amount of any additional capital contributions other than the initial capital contribution. AIG is entitled to receive 99 percent of the remaining residual value from the disposition of AIA by the SPV.
     The preferred interests in the ALICO SPV consist of senior and junior preferred interests with liquidation preferences of $1 billion and $8 billion, respectively. The junior and senior preferred interests have a preferred return of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter. If the preferred return is not distributed, the amount is added to the preferred interests’ liquidation preference. The junior preferred interests participate in five percent of any residual value after the liquidation preference and the preferred return for the then-current quarter on the senior and junior preferred interests have been paid and the holders of the common interests (currently AIG) have received, including any ordinary course distributions, the sum of (i) $6 billion

126

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
and (ii) the amount of any additional capital contributions other than the initial capital contribution. The senior preferred interests do not have a participating return. AIG is entitled to receive 95 percent of the remaining residual value from the disposition of ALICO by the SPV.
     The preferred interests were measured at fair value as of December 1, 2009, the date of issuance, which values were determined to be $24.4 billion. The fair value of the preferred interests was determined using two valuation techniques, the results of which were evaluated and weighted, as appropriate, when considering the reasonableness of the indicated range of values. The models included a discounted cash flow model that incorporated assumptions regarding the timing of estimated cash flows and an assessment of the appropriate discount rate, among others. The discount rates were determined using preferred stock return rates for companies comparable to AIA and ALICO, adjusted for characteristics specific to AIA and ALICO. The timing of the estimated cash flows was determined based on management’s assumptions, which AIG believes are representative of market-participant assumptions. The valuation models also included an option pricing model that incorporated market-participant assumptions regarding the SPVs’ enterprise value, expected term, volatility and the risk-free interest rate, among others.
     Due to the preferred interests’ increasing rate preferred return from an initial rate of five percent per year compounded quarterly through September 22, 2013 and nine percent thereafter, the difference between the preferred interests’ fair value of $24.4 billion and the initial liquidation preference of $25 billion is considered to be a prepaid preferred return. The prepaid preferred return, along with the preferred return and participation right, is recorded as a charge to Income (loss) from continuing operations attributable to noncontrolling, nonvoting, callable, junior and senior preferred interests held by FRBNY in the Consolidated Statement of Income (Loss).
     In a series of amendments to the FRBNY Credit Facility, the effective borrowing rate on the FRBNY Credit Facility was reduced and certain other modifications were made to the terms of the FRBNY Credit Facility. AIG determined that these modifications met the conditions of a troubled debt restructuring. Accordingly, the $600 million difference between the $24.4 billion fair value of the preferred interests and the $25 billion reduction of the outstanding balance of the FRBNY Credit Facility was deferred and will be recorded as a reduction of future interest expense over the remaining term of the FRBNY Credit Facility. Costs associated with the transactions, which were not significant, were expensed as incurred.
     Under the terms of the original FRBNY Credit Facility, mandatory payments of outstanding borrowings generally reduce the maximum amount of credit available by an equal amount. In connection with the issuance of the preferred interests, the $60 billion maximum amount of credit available under the FRBNY Credit Facility was reduced by $25 billion. As a result AIG accelerated the amortization of the unamortized prepaid commitment fee asset associated with the FRBNY Credit Facility, representing the pro-rata reduction in its borrowing capacity, and recorded a $5.2 billion charge to income recognized as Interest expense.
Earnings (Loss) Per Share (EPS)
     Basic and diluted earnings (loss) per share are based on the weighted average number of common shares outstanding, adjusted to reflect all stock dividends and stock splits. Diluted earnings per share is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of common shares for all dilutive potential common shares outstanding, adjusted to reflect all stock dividends and stock splits. Basic earnings (loss) per share is not affected by outstanding stock purchase contracts. Diluted earnings per share is determined considering the potential dilution from outstanding stock purchase contracts using the treasury stock method and will not be affected by outstanding stock purchase contracts until the applicable market value per share exceeds $912.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     In connection with the issuance of the AIG Series C Preferred Stock discussed above, AIG began applying the two-class method for calculating EPS. The two-class method is an earnings allocation method for computing EPS when a company’s capital structure includes either two or more classes of common stock or common stock and participating securities. This method determines EPS based on dividends declared on common stock and participating securities (i.e., distributed earnings) as well as participation rights of participating securities in any undistributed earnings.
The following table presents computation of basic and diluted EPS:

Years Ended December 31,
(dollars in millions, except per share data)	2009	2008	2007

Numerator for EPS:
Income (loss) from continuing operations	$(12,281)	$(93,012)	$4,609
Income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	—	—
Other	(1,576)	(984)	1,209

Total Income (loss) from continuing operations attributable to noncontrolling interests	(1,436)	(984)	1,209

Net income (loss) attributable to AIG from continuing operations	(10,845)	(92,028)	3,400

Income (loss) from discontinued operations	(32)	(7,375)	$2,879
Income (loss) from discontinued operations attributable to noncontrolling interests	72	(114)	79

Net income (loss) attributable to AIG from discontinued operations	(104)	(7,261)	2,800

Cumulative dividends on AIG Series D Preferred Stock	(1,204)	(400)	—
Deemed dividend to AIG Series D Preferred Stock exchanged for AIG Series E Preferred Stock	(91)	—	—

Net income (loss) attributable to AIG common shareholders from continuing operations	(12,140)	(92,428)	3,400

Net income (loss) attributable to AIG common shareholders from discontinued operations	$(104)	$(7,261)	$2,800

Denominator for EPS:
Weighted average shares outstanding – basic	135,324,896	131,714,245	129,226,796
Dilutive shares*	—	—	674,239

Weighted average shares outstanding – diluted	135,324,896	131,714,245	129,901,035

EPS attributable to AIG:
Basic
Income (loss) from continuing operations	$(89.72)	$(701.73)	$26.32
Income (loss) from discontinued operations	$(0.76)	$(55.12)	$21.66
Diluted
Income (loss) from continuing operations	$(89.72)	$(701.73)	$26.18
Income (loss) from discontinued operations	$(0.76)	$(55.12)	$21.55

*	Diluted shares are calculated using the treasury stock method and include dilutive shares from share-based employee compensation plans, and the warrants issued to the Department of the Treasury on April 17, 2009 to purchase up to 150 shares of AIG Common Stock (Series F Warrant). The number of shares excluded from diluted shares outstanding were 12 million, 9 million and 0.4 million for the years ended December 31, 2009, 2008 and 2007, respectively, because the effect would have been anti-dilutive.

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
17. Statutory Financial Data
The following table presents statutory surplus and net income (loss) for General Insurance, including non-core insurance companies, and Life Insurance & Retirement Services operations in accordance with statutory accounting practices:

Years Ended December 31,
(in millions)	2009(e)	2008	2007

Statutory surplus(a):
General Insurance(b)	$37,946	$35,847	$37,705
Domestic Life Insurance & Retirement Services	13,016	11,312	14,014
Foreign Life Insurance & Retirement Services	17,873	13,199	19,198
Statutory net income (loss)(a)(c):
General Insurance(d)	2,402	216	8,018
Domestic Life Insurance & Retirement Services	702	(22,257)	1,107
Foreign Life Insurance & Retirement Services(a)	1,368	(1,301)	3,358

(a)	Statutory surplus and net income (loss) with respect to foreign operations are estimated at November 30. The basis of presentation for branches of AIA is the Hong Kong statutory filing basis. The basis of presentation for branches of ALICO (which is reported as a discontinued operation) is the U.S. statutory filing basis. AIG Star, AIG Edison, Nan Shan (which are reported as discontinued operations) and Philamlife are estimated based on their respective local country filing basis.

(b)	2008 amount was increased by $1.2 billion from that previously reported.

(c)	Includes Net realized capital gains and losses and taxes.

(d)	Includes catastrophe losses, net of tax, of $34 million, $1.15 billion, and $177 million in 2009, 2008 and 2007, respectively.

(e)	Amount subject to change based on final statutory filings.
     AIG’s insurance subsidiaries file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by domestic and foreign insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP for domestic companies are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.
     At December 31, 2009, 2008 and 2007, statutory capital of AIG’s insurance subsidiaries exceeded minimum company action level requirements.
Dividend Restrictions
     Payments of dividends to AIG by its insurance subsidiaries are subject to certain restrictions imposed by regulatory authorities. With respect to AIG’s domestic insurance subsidiaries, the payment of any dividend requires formal notice to the insurance department in which the particular insurance subsidiary is domiciled. For example, unless permitted by the New York Superintendent of Insurance, general insurance companies domiciled in New York may not pay dividends to shareholders that, in any twelve-month period, exceed the lesser of ten percent of such company’s statutory policyholders’ surplus or 100 percent of its “adjusted net investment income,” as defined. Generally, less severe restrictions applicable to both general and life insurance companies exist in most of the other states in which AIG’s insurance subsidiaries are domiciled. Under the laws of many states, an insurer may pay a dividend without prior approval of the insurance regulator when the amount of the dividend is below certain regulatory thresholds. Other foreign jurisdictions may restrict the ability of AIG’s foreign insurance subsidiaries to pay dividends. There are also various local restrictions limiting cash loans and advances to AIG by its subsidiaries. Largely as a result of these restrictions, a significant majority of the aggregate equity of AIG’s consolidated subsidiaries was restricted from immediate transfer to AIG parent at December 31, 2009. AIG cannot predict how regulatory investigations may affect

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
the ability of its regulated subsidiaries to pay dividends. To AIG’s knowledge, no AIG company is currently on any regulatory or similar “watch list” with regard to solvency.
     In connection with the execution of the AIA Purchase Agreement and the ALICO Purchase Agreement, on December 1, 2009, AIG, the FRBNY and each SPV entered into limited liability company agreements, which set forth the terms and conditions of the respective parties’ ownership and governance rights in each SPV. Under the terms of these agreements, the AIA SPV and the ALICO SPV may only distribute funds to AIG (prior to the payment of the preferred returns and liquidation preferences on the preferred interests in each respective SPV and, in the case of the AIA SPV, a payment of 1 percent of the net income of the AIA SPV to the holders of the preferred interests in the AIA SPV for all fiscal years prior to payment of the preferred return and liquidation preference) in an aggregate amount not to exceed $200 million and $400 million, respectively, per fiscal year.
Effect of New Standards
     Effective January 1, 2009, these Domestic Life Insurance and Domestic Retirement Services insurance entities, as well as certain other AIG insurance entities were initially required to prospectively adopt SSAP 98, “Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 — Loan-backed and Structured Securities” (SSAP 98). However, in the first quarter of 2009, the NAIC subsequently delayed the effective date of SSAP No. 98 until September 30, 2009, in consideration of the FASB’s issuance of a new other-than-temporary accounting standard. The NAIC subsequently promulgated SSAP 43R (Revised) — Loan-backed and Structured Securities, which was effective for the third quarter of 2009 and superseded SSAP No. 43 and also SSAP No. 98, prior to its delayed effective date. Similar to the new other-than-temporary accounting standard, SSAP No. 43R requires that credit-related other-than-temporary impairments of structured securities be measured based upon projected discounted cash flows. The Domestic Life Insurance & Retirement Services insurance entities recognized a cumulative effect adjustment upon the adoption of SSAP No. 43R that on a pre-tax basis increased regulatory capital by approximately $0.9 billion.
18. Share-based Employee Compensation Plans
     AIG’s Consolidated Statement of Income for the years ended December 31, 2009, 2008 and 2007 included pre-tax share-based compensation expense of $209 million ($151 million after tax), $389 million ($284 million after tax), and $275 million ($216 million after tax), respectively. Pre-tax share-based compensation expense related to discontinued operations for the years ended December 31, 2009, 2008 and 2007 was $21 million ($13 million after tax), $32 million ($22 million after tax) and $26 million ($20 million after tax), respectively.
Employee Plans
     As of December 31, 2009, AIG employees had been granted awards under seven different share-based employee compensation plans:
•	AIG 1999 Stock Option Plan, as amended (1999 Plan);

•	AIG 1996 Employee Stock Purchase Plan, as amended (1996 Plan);

•	AIG 2002 Stock Incentive Plan, as amended (2002 Plan) under which AIG has issued time-vested restricted stock units (RSUs) and performance restricted stock units (performance RSUs);

•	AIG 2007 Stock Incentive Plan, as amended (2007 Plan) under which AIG has issued RSUs, performance RSUs and restricted stock;

•	SICO’s Deferred Compensation Profit Participation Plans (SICO Plans);

•	AIG’s 2005-2006 Deferred Compensation Profit Participation Plan (AIG DCPPP) — the AIG DCPPP was adopted as a replacement for the SICO Plans for the 2005-2006 period. Share-based employee compensation earned under the AIG DCPPP was granted as time-vested RSUs under the 2002 Plan; and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
•	The AIG Partners Plan replaced the AIG DCPPP. Share-based employee compensation awarded under the AIG Partners Plan was granted as performance-based RSUs under the 2002 Plan, except for the December 2007 grant which was made under the 2007 Plan.
     Although awards granted under all the plans described above, other than the 1996 Plan, remained outstanding at December 31, 2009, future grants of options, RSUs and performance RSUs can be made only under the 2007 Plan. Share option exercises and other share awards to participants were settled by issuing previously acquired shares held in AIG’s treasury account through November 30, 2009. Effective December 1, 2009, AIG is settling its share-based awards by issuing AIG Common Stock. However, share awards made by SICO are settled by SICO.
Non-Employee Plans
     In 2006 and for prior years, AIG’s non-employee directors received share- based compensation in the form of options granted pursuant to the 1999 Plan and grants of AIG Common Stock with delivery deferred until retirement from the Board pursuant to the AIG Director Stock Plan, which was approved by the shareholders at the 2004 Annual Meeting of Shareholders and which is now a subplan under the 2007 Plan. From and after May 16, 2007, non-employee directors receive deferred stock units (DSUs) under the 2007 Plan with delivery deferred until retirement from the Board.
     The methodology used for valuing employee stock options is also used to value director stock options. Director stock options vest one year after the grant date, but are otherwise the same as employee stock options. Commencing in 2007, directors no longer receive awards of options.
     In 2009 and 2008, AIG granted to directors 9,106 and 6,354 DSUs, respectively, including DSUs representing dividend-equivalent amounts. AIG also granted to directors 319 shares, with delivery deferred, during 2007, under the Director Stock Plan. There were no deferred shares granted in 2009 and 2008.
Stock Options
AIG 1999 Stock Option Plan
     The 1999 Plan was approved by the shareholders at the 2000 Annual Meeting of Shareholders, with certain amendments approved at the 2003 Annual Meeting of Shareholders. The 1999 Plan superseded the 1991 Employee Stock Option Plan (the 1991 Plan), although outstanding options granted under the 1991 Plan continue until exercise or expiration. Options granted under the 1999 Plan generally vest over four years (25 percent vesting per year) and expire 10 years from the date of grant. The 2007 Plan supersedes the 1999 Plan.
     At December 31, 2009, 1,352,276 shares were reserved for issuance under the 1999 and 1991 Plans and there are no shares reserved for future grants under the 1999 Plan.
Deferrals
     At December 31, 2009, AIG was obligated to issue 604,991 shares in connection with previous exercises of options with delivery deferred.
Stock Options Valuation
     AIG uses a binomial lattice model to calculate the fair value of stock option grants. A more detailed description of the valuation methodology is provided below. There were no stock options granted in 2009.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following weighted-average assumptions were used for stock options granted:

	2008	2007

Expected annual dividend yield(a)	3.77%	1.39%
Expected volatility(b)	53.27%	32.82%
Risk-free interest rate(c)	4.43%	4.08%
Expected term(d)	4 years	7 years

(a)	The dividend yield is determined at the grant date.

(b)	In 2008 and 2007, expected volatility is the average of historical volatility (based on seven years of daily stock price changes) and the implied volatility of actively traded options on AIG shares.

(c)	The interest rate curves used in the valuation model were the U.S. Treasury STRIP rates with terms from 3 months to 10 years.

(d)	In 2008, the expected term is 4 years based on the average time to exercise derived from the output of the valuation model. In 2007, the contractual term of the option was generally 10 years with an expected term of 7 years calculated based on an analysis of historical employee and executive exercise behavior and employee turnover (post-vesting terminations). The early exercise rate is a function of time elapsed since the grant. Fifteen years of historical data were used to estimate the early exercise rate.
The following table provides a roll forward of stock option activity:

			Weighted	Aggregate
			Average	Intrinsic
		Weighted	Remaining	Values
		Average	Contractual	(in
As of or for the Year Ended December 31, 2009	Shares	Exercise Price	Life	millions)

Options:
Outstanding at beginning of year	1,713,282	$1,261.56		$—
Granted	—	$—		—
Exercised	—	$—		—
Forfeited or expired	(356,527)	$1,250.43		—
Cancelled	(4,479)	$1,319.88		—

Outstanding at end of year*	1,352,276	$1,264.30	3.77	$—

Options exercisable at end of year	1,255,907	$1,292.93	3.43	$—

Weighted average fair value per share of options granted	—	$—

*	Includes vested and expected-to-vest options at December 31, 2009 of 1,346,383, with a weighted average exercise price of $1,266.20, a weighted average contractual life of 3.67 years and a zero aggregate intrinsic value.
     At December 31, 2009, total unrecognized compensation cost (net of expected forfeitures) was $16 million with a blended weighted average period of 0.91 years. The cost of awards outstanding under these plans at December 31, 2009 is expected to be recognized over approximately two years.
The following table provides additional information about stock options:

As of or for the Year Ended December 31,
(in millions, except weighted average grant date fair
value of options granted)	2009	2008	2007

Intrinsic value of options exercised*	$—	$2	$360
Grant date fair value of options vesting	25	67	63
Weighted average grant date fair value of options granted*	—	212.20	419.40
Cash received from exercise of stock options	—	16	482
Tax benefits realized on stock option exercises	—	1	16

*	There were no options granted or exercised in 2009.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Other Share-Based Plans
AIG 1996 Employee Stock Purchase Plan
     AIG’s 1996 Plan provides that eligible employees (those employed at least one year) may receive privileges to purchase up to an aggregate of 500,000 shares of AIG Common Stock, at a price equal to 85 percent of the fair market value on the date of the grant of the purchase privilege. Purchase privileges are granted quarterly and are limited to the number of whole shares that can be purchased on an annual basis by an amount equal to the lesser of 10 percent of an employee’s annual salary or $10,000.
AIG 2002 Stock Incentive Plan
     The 2002 Plan was adopted at the 2002 Annual Meeting of Shareholders and amended and restated by AIG’s Board of Directors on September 18, 2002. During 2007, 8,955 RSUs, including performance RSUs, were granted under the 2002 Plan. Because the 2002 Plan has been superseded by the 2007 Plan, there were no shares reserved for issuance in connection with future awards since December 31, 2008 other than incremental amounts awarded for attaining specified criteria under the AIG DCPPP. Prior to March 2008, substantially all time-vested RSUs granted under the 2002 Plan were scheduled to vest on the fourth anniversary of the date of grant. Effective March 2008, the vesting of the December 2005 and 2006 grants was accelerated to vest on the third anniversary of the date of grant.
AIG 2007 Stock Incentive Plan
     The 2007 Plan was adopted at the 2007 Annual Meeting of Shareholders and amended and restated by AIG’s Board of Directors on November 14, 2007. The total number of shares of common stock that may be issued under the Plan is 9,000,000. The 2007 Plan supersedes the 1999 Plan and the 2002 Plan. During 2009 and 2008, 12,426 and 76,700 RSUs, respectively, including performance RSUs, were granted under the 2007 Plan. Each RSU, performance RSU and DSU awarded reduces the number of shares available for future grants by 2.9 shares. At December 31, 2009, there were 6,539,985 shares reserved for future grants under the 2007 Plan. A significant majority of the time-vested RSUs granted in 2008 under the 2007 Plan vest on the third anniversary of the date of grant.
     In December 2009, AIG granted 351,259 fully-vested shares of non-transferable AIG Common Stock (restricted stock) under the 2007 Stock Incentive Plan to certain of AIG’s most highly compensated employees and executive officers. The restricted stock becomes transferable either in March 2011 or on the third anniversary of grant in accordance with the terms of the employee’s award.
SICO Plans
     The SICO Plans provide that shares of AIG Common Stock currently held by SICO are set aside for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout of shares under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant’s termination of employment with AIG prior to normal retirement age.
     The SICO Plans are also described in Note 15 herein.
     Although none of the costs of the various benefits provided under the SICO Plans have been paid by AIG, AIG has recorded compensation expense for the deferred compensation amounts payable to AIG employees by SICO, with an offsetting amount credited to Additional paid-in capital reflecting amounts deemed contributed by SICO.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     A significant portion of the awards under the SICO Plans vest the year after the participant reaches age 65, provided that the participant remains employed by AIG through age 65. The portion of the awards for which early payout is available vest on the applicable payout date.
AIG DCPPP
     The AIG DCPPP provides share-based compensation to key AIG employees, including senior executive officers.
     The AIG DCPPP contingently allocated a fixed number of time-vested RSUs to each participant if AIG’s cumulative adjusted earnings per share in 2005 and 2006 exceeded that in 2003 and 2004 as determined by AIG’s Compensation Committee. This goal was met, and pursuant to the terms of the DCPPP, 184,842 time-vested RSUs were awarded in 2007. Due to the modification in March 2008, the vesting periods for these RSUs have been shortened to vest in three installments with the final installment vesting in January 2012.
     At December 31, 2009, RSU awards with respect to 107,545 shares remained outstanding.
AIG Partners Plan
     On June 26, 2006, AIG’s Compensation Committee approved two grants under the AIG Partners Plan. The first grant had a performance period that ran from January 1, 2006 through December 31, 2007. The second grant has a performance period that ran from January 1, 2007 through December 31, 2008. In December 2007, the Compensation Committee approved a grant with a performance period from January 1, 2008 through December 31, 2009. The Compensation Committee approved the performance metrics for this grant in the first quarter of 2008. The first and the second grants vest 50 percent on the fourth and sixth anniversaries of the first day of the related performance period. The third grant vests 50 percent on the third and fourth anniversaries of the first day of the performance period. The Compensation Committee approved the performance metrics for the first two grants prior to the date of grant. The measurement of the first two grants is deemed to have occurred on June 26, 2006 when there was mutual understanding of the key terms and conditions of the first two grants. All grants were modified in March 2008. In 2009, 2008 and 2007, no compensation cost was recognized for the second and the third grants under the Partners Plan because the performance threshold for these awards was not met. In 2007, the compensation cost recognized in 2006 was reversed for the first grant under the Partners Plan because the performance threshold for these awards was not met.
RSUs and Performance RSUs Valuation
     The fair value of RSUs and performance RSUs is based on the closing price of AIG stock on the date of grant.
The following table presents a summary of shares relating to outstanding awards unvested under the foregoing plans*:

	Number of Shares					Weighted Average Grant-Date Fair Value
As of or for the Year	Time-			Total	Total	Time-			Total	Total
Ended December 31,	vested	AIG	Partners	AIG	SICO	vested	AIG	Partners	AIG	SICO
2009	RSUs	DCPPP	Plan	Plan	Plans	RSUs	DCPPP	Plan	Plans	Plans

Unvested, beginning of year	496,286	165,737	168,162	830,185	378,960	$1,226.23	$1,147.11	$1,004.50	$1,165.52	$1,222.35
Granted	363,685	—	—	363,685	—	31.58	—	—	31.58	—
Vested	(570,763)	(65,808)	(28,009)	(664,580)	(34,623)	535.02	1,042.39	736.05	593.73	681.35
Forfeited	(65,360)	(12,240)	(119,023)	(196,623)	(24,548)	1,196.62	1,145.99	1,077.19	1,121.17	1,204.83
Cancelled	(5,009)	(9)	(162)	(5,180)	—	1,198.54	1,126.52	827.42	1,186.78	—

Unvested, end of year	218,839	87,680	20,968	327,487	319,789	$1,053.11	$1,140.99	$860.62	$1,064.32	$1,219.07

*	Options are reported under the Additional information with respect to AIG’s stock option plans table above. DSUs are reported under Non-Employee Director Stock Awards. For the AIG DCPPP, includes all incremental shares granted. This table excludes 45,913 shares of fully vested restricted stock granted to a senior executive with a weighted average grant-date fair value of $33.51, which was issued under a separate agreement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The total unrecognized compensation cost (net of expected forfeitures) related to non-vested share-based compensation awards granted under the 2002 Plan, the 2007 Plan, the AIG DCPPP, the AIG Partners Plan and the SICO Plans and the weighted-average periods over which those costs are expected to be recognized are as follows:

	Unrecognized	Weighted-
At December 31, 2009	Compensation	Average	Expected
(in millions)	Cost	Period	Period

Plans:
Time-vested RSUs – 2002 Plan	$3	0.63 years	2 years
Time-vested RSUs – 2007 Plan	$58	0.65 years	2 years
AIG DCPPP	$22	0.92 years	2 years
AIG Partners Plan	$8	1.11 years	2 years
Total AIG Plans	$91	0.76 years	2 years
Total SICO Plans	$138	5.42 years	30 years

Liability Awards
     In December 2009, AIG issued to certain of its most highly compensated employees various share-based grants, including restricted stock units, linked to AIG’s stock, but requiring cash settlement. Cash settled awards are recorded as a liability until the final payout is made or the award is replaced with a stock-settled award. At the end of each reporting period, any unsettled award or unvested RSU is remeasured based on the change in fair value of one share of AIG Common Stock and the liability and expense are adjusted accordingly.
Stock Salary
     Stock salary is determined as a dollar amount through the date that salary is earned, accrues at the same time or times as the salary would otherwise be paid in cash and vests immediately upon grant. Stock salary was granted in 2009 to any individual qualifying as a senior executive officer or one of AIG’s next twenty most highly compensated employees (the “Top 25”). Stock salary for a Top 25 employee (other than AIG’s CEO) is settled in three equal installments on the second, third and fourth anniversary of grant, with settlement accelerated by one year if AIG reduces its federal obligations prior to the schedule of installment dates included in the award agreements. Stock salary granted to any individual qualifying as an executive officer or one of AIG’s next 75 most highly compensated employees (“Top 26-100”) is settled on either the first or third anniversary of grant in accordance with the terms of an employee’s award. The 2009 stock salary grants issued in December 2009, were awarded retroactively to January 1, 2009 in the form of immediately vested RSUs, and the number of units awarded was based on the value of AIG Common Stock on the grant date. The RSUs will be settled in cash based on the value of AIG Common Stock on the applicable settlement date.
TARP RSUs and Other Long Term Incentive Plans
     TARP RSUs were granted on December 28, 2009 based on achievement of objective performance metrics and, when vested and transferable, will be settled in 25 percent installments in proportion to AIG’s reduction of its TARP obligations. TARP RSUs granted to the Top 25 vest on the third anniversary of grant, while TARP RSUs granted to the Top 26-100 vest on the second anniversary of grant and are subject to transferability restrictions for an additional year after vesting. As a result, TARP RSUs will be proportionally cash-settled three years from the date of grant for vested participants provided that AIG settles at least 25 percent of its TARP obligation.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents a summary of restricted stock units and related expenses pertaining to these Awards:

	Number of Shares
As of or for the Year Ended December 31, 2009	Stock Salary	TARP RSUs*

Unvested, beginning of year	—	—
Granted	1,812,198	367,875
Vested	(1,812,198)	—

Unvested, end of year	—	367,875

Compensation expense for the year (in millions)	$54	$—

*	The total unrecognized compensation cost (net of expected forfeitures) related to unvested TARP RSU awards is $10 million with a weighted-average period of 1.36 years. The cost of the awards is expected to be recognized over approximately three years.
     Additionally, AIG recorded an expense and an obligation of $9 million in December 2009 to certain employees in the Top 26-100 that will be awarded in a fixed number of RSUs in March 2010. These RSUs will be subsequently cash-settled in March 2013 based on the value of AIG Common Stock on the settlement date.
Modifications
     During the first quarter of 2008, AIG reviewed the vesting schedules of its share-based employee compensation plans, and on March 11, 2008, AIG’s management and the Compensation and Management Resources Committee of AIG’s Board of Directors determined that, to fulfill the objective of attracting and retaining high quality personnel, the vesting schedules of certain awards outstanding under these plans and all awards made in the future under these plans should be shortened. AIG also modified the metrics used to determine the level of performance achieved with respect to the AIG Partners Plan.
     For accounting purposes, a modification of the terms or conditions of an equity award is treated as an exchange of the original award for a new award. As a result of this modification, the incremental value related to the remaining affected awards totaled $21 million and will, together with the unamortized originally-measured compensation cost, be amortized over shorter periods. At the time of the modifications net amortization of this cost was estimated to increase by $ 43 million and $98 million in 2009 and 2008, respectively, with a related reduction in amortization expense of $120 million in 2010 through 2012. However, the actual amount realized in 2009 as a result of forfeitures was $12 million and the related reduction in amortization expense in 2010 through 2012 was revised to $94 million.
19. Employee Benefits
Pension Plans
     AIG, its subsidiaries and certain affiliated companies offer various defined benefit plans to eligible employees based on either completion of a specified period of continuous service or date of hire, subject to age limitations.
     AIG’s U.S. qualified retirement plans are noncontributory defined benefit plans which are subject to the provisions of ERISA. U.S. salaried employees who are employed by a participating company, have attained age 21 and completed twelve months of continuous service are eligible to participate in the plans. Employees generally vest after 5 years of service. Unreduced benefits are paid to retirees at normal retirement (age 65) and are based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Non-U.S. defined benefit plans are generally either based on the employee’s years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee’s job grade and other factors during each year of service.
     AIG also sponsors several unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG’s other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. qualified retirement plan as a result of federal tax limitations on compensation and benefits payable and the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Supplemental Executive Retirement Plan, which provides additional retirement benefits to designated executives. Under the Supplemental Plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG Excess Retirement Income Plan and any comparable plans), Social Security, if any, and from any qualified pension plan of prior employers. AIG has complied with the Special Master’s mandate to freeze future benefits in the non-qualified retirement plans for the Top 100 employees of AIG. The impact to AIG’s financial statements was not significant.
Postretirement Plans
     AIG and its subsidiaries also provide postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age. Overseas, benefits vary by geographic location.
     U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Medical benefits are contributory, while the life insurance benefits are non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain credits for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance, Medicare coordination and a lifetime maximum benefit of $5 million.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the funded status of the plans, reconciled to the amount reported in the Consolidated Balance Sheet. The measurement date for most of the non-U.S. defined benefit pension and postretirement plans is November 30, consistent with the fiscal year end of the sponsoring companies. For all other plans, measurement occurs as of December 31.

As of or for the Years	Pension				Postretirement(a)
Ended December 31,	Non-U.S. Plans(b)		U.S. Plans(c)		Non-U.S. Plans		U.S. Plans
(in millions)	2009	2008	2009	2008	2009	2008	2009	2008

Change in projected benefit obligation:
Benefit obligation, beginning of year	$2,080	$1,745	$3,745	$3,156	$101	$79	$285	$257
Service cost	121	112	155	132	11	8	8	8
Interest cost	60	62	219	202	4	4	16	16
Participant contributions	1	4	—	—	—	—	—	—
Actuarial (gain) loss	155	89	108	376	(9)	15	9	21
Plan amendments and mergers	(1)	1	16	—	—	—	(3)	—
Benefits paid:
AIG assets	(57)	(38)	(7)	(25)	(1)	(1)	(17)	(17)
Plan assets	(40)	(40)	(110)	(96)	—	—	—	—
Plan curtailments	(3)	(4)	(119)	—	—	—	(16)	—
Plan settlements	(46)	(25)	(320)	—	—	—	(8)	—
Foreign exchange effect	212	107	—	—	3	(5)	—	—
Other	(169)	67	—	—	(3)	1	—	—

Projected benefit obligation, end of year	$2,313	$2,080	$3,687	$3,745	$106	$101	$274	$285

Change in plan assets:
Fair value of plan assets, at beginning of year	$765	$952	$2,733	$3,129	$—	$—	$—	$—
Actual return on plan assets, net of expenses	49	(205)	541	(334)	—	—	—	—
AIG contributions	146	115	446	59	1	1	17	17
Participant contributions	1	4	—	—	—	—	—	—
Benefits paid:
AIG assets	(57)	(38)	(7)	(25)	(1)	(1)	(17)	(17)
Plan assets	(40)	(40)	(110)	(96)	—	—	—	—
Plan settlements	(46)	(25)	(241)	—	—	—	—	—
Foreign exchange effect	69	5	—	—	—	—	—	—
Other	(137)	(3)	—	—	—	—	—	—

Fair value of plan assets, end of year	$750	$765	$3,362	$2,733	$—	$—	$—	$—

Funded status, end of year	$(1,563)	$(1,315)	$(325)	$(1,012)	$(106)	$(101)	$(274)	$(285)

Amounts recognized in the consolidated balance sheet:

Assets	$23	$32	$—	$—	$—	$—	$—	$—

Liabilities	(1,586)	(1,347)	(325)	(1,012)	(106)	(101)	(274)	(285)

Total amounts recognized	$(1,563)	$(1,315)	$(325)	$(1,012)	$(106)	$(101)	$(274)	$(285)

Pre tax amounts recognized in Accumulated other comprehensive income (loss):

Net loss	$(727)	$(601)	$(921)	$(1,429)	$(10)	$(21)	$(7)	$(12)

Prior service (cost) credit	58	66	(15)	1	(1)	—	(16)	(23)

Total amounts recognized	$(669)	$(535)	$(936)	$(1,428)	$(11)	$(21)	$(23)	$(35)

(a)	AIG does not currently fund postretirement benefits.

(b)	Includes unfunded plans for which the aggregate pension benefit obligation was $990 million and $859 million at December 2009 and 2008, respectively. For 2009 and 2008, approximately 79 percent and 82 percent pertain to Japanese plans, which are not required by local regulation to be funded. The projected benefit obligation for these plans total $785 million and $702 million, respectively.

(c)	Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $224 million and $270 million at December 2009 and 2008, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the accumulated benefit obligations for non-U.S. and U.S. pension benefit plans:

At December 31,
(in millions)	2009	2008

Non-U.S. pension benefit plans	$2,099	$1,862
U.S. pension benefit plans	$3,131	$3,219

Defined benefit pension plan obligations in which the projected benefit obligation was in excess of the related plan assets and the accumulated benefit obligation was in excess of the related plan assets were as follows:

	PBO Exceeds Fair Value of Plan				ABO Exceeds Fair Value of Plan
	Assets				Assets
At December 31,	Non-U.S. Plans		U.S. Plans		Non-U.S. Plans		U.S. Plans
(in millions)	2009	2008	2009	2008	2009	2008	2009	2008

Projected benefit obligation	$2,249	$2,000	$3,687	$3,745	$2,216	$1,840	$237	$3,745
Accumulated benefit obligation	2,099	1,800	3,131	3,219	2,035	1,676	192	3,219
Fair value of plan assets	663	652	3,362	2,733	650	519	11	2,733

The following table presents the components of net periodic benefit cost recognized in income and other amounts recognized in Accumulated other comprehensive income (loss) with respect to the defined benefit pension plans and other postretirement benefit plans:

	Pension						Postretirement
	Non-U.S. Plans(a)			U.S. Plans(b)			Non-U.S. Plans(a)			U.S. Plans(b)
(in millions)	2009	2008	2007	2009	2008	2007	2009	2008	2007	2009	2008	2007

Components of net periodic benefit cost:
Service cost	$121	$112	$90	$155	$132	$135	$11	$8	$5	$8	$8	$11
Interest cost	60	62	50	219	202	186	4	4	3	16	16	15
Expected return on assets	(31)	(44)	(36)	(226)	(235)	(216)	—	—	—	—	—	—
Amortization of prior service credit	(13)	(11)	(10)	—	(1)	(3)	—	—	—	—	—	(2)
Amortization of transitional obligation	—	—	1	—	—	—	—	—	—	—	—	—
Amortization of net loss	41	29	9	88	22	43	1	—	—	1	—	—
Plan curtailments	(2)	(5)	—	(4)	—	—	—	—	—	1	—	—
Plan settlements	11	4	1	14	—	—	—	—	—	(8)	—	—
Other	1	—	—	—	2	14	—	—	—	—	5	—

Net periodic benefit cost	$188	$147	$105	$246	$122	$159	$16	$12	$8	$18	$29	$24

Total recognized in Accumulated other comprehensive income (loss)	$(134)	$(361)	$10	$492	$(917)	$155	$11	$(16)	$2	$10	$(17)	$7

Total recognized in net periodic benefit cost and other comprehensive income (loss)	$(322)	$(508)	$(95)	$246	$(1,039)	$(4)	$(5)	$(28)	$(6)	$(8)	$(46)	$(17)

(a)	Amounts for non-U.S. plans include pension costs associated with discontinued operations totaling $122 million, $87 million and $49 million for the years ended December 31, 2009, 2008 and 2007, respectively, and post retirement costs associated with discontinued operations totaling $2 million for each of the years ended December 31, 2009 and 2008. For the year ended December 31, 2007, there were no post retirement costs associated with discontinued operations.

(b)	Amounts for U.S. plans include pension costs associated with discontinued operations totaling $20 million, $11 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively, and post retirement costs associated with discontinued operations totaling $1 million, $1 million and $0 million for the years ended December 31, 2009, 2008 and 2007, respectively.
     The estimated net loss and prior service credit that will be amortized from Accumulated other comprehensive income into net periodic benefit cost over the next fiscal year are $96 million and $9 million, respectively, for AIG’s combined defined benefit pension plans. For the defined benefit postretirement plans, the estimated amortization from Accumulated other comprehensive income for net loss, prior service credit and transition obligation that will be amortized into net periodic benefit cost over the next fiscal year will be less than $2 million in the aggregate.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     The annual pension expense in 2010 for the AIG U.S. and non-U.S. defined benefit pension plans is expected to be approximately $352 million. A 100 basis point increase in the discount rate or expected long-term rate of return would decrease the 2010 expense by approximately $101 million and $41 million, respectively, with all other items remaining the same. Conversely, a 100 basis point decrease in the discount rate or expected long-term rate of return would increase the 2010 expense by approximately $110 million and $41 million, respectively, with all other items remaining the same.
Curtailments and Settlements
     In connection with the sale of HSB on March 31, 2009, AIG recognized in income as part of the net gain from the sale, a net settlement gain of $57 million due to the transfer of certain HSB-sponsored pension plans in the first quarter.
     In connection with the sale of 21st Century Insurance Group on July 1, 2009, AIG remeasured certain of its domestic pension and postretirement plans to determine the curtailment and settlement effects. The assumptions used in the remeasurement were the same as those disclosed below except for the discount rate. The discount rate used was 6.25 percent, which was derived from the rounded unadjusted Citigroup Pension Discount Curve at June 30, 2009. The remeasurement resulted in a decrease to Accumulated other comprehensive loss of approximately $123 million and a net loss of approximately $59 million, which was reflected in the loss from the sale of 21st Century. The remeasurement did not have a significant effect on the estimated 2009 expense for the AIG U.S. Retirement Plan.
Assumptions
The following table summarizes the weighted average assumptions used to determine the benefit obligations:

	Pension		Postretirement
	Non-U.S.		Non-U.S.
	Plans*	U.S. Plans	Plans*	U.S. Plans

December 31, 2009
Discount rate	1.75 - 11.25%	6.00%	2.00 - 9.25%	6.00%
Rate of compensation increase	1.50 - 8.00%	4.00%	3.00 - 6.00%	4.00%

December 31, 2008
Discount rate	2.00 - 15.00%	6.00%	1.50 - 7.25%	6.00%
Rate of compensation increase	2.50 - 10.00%	4.25%	3.00 - 4.00%	4.25%

*	The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of each of the subsidiaries providing such benefits.
The following table summarizes assumed health care cost trend rates for the U.S. plans:

At December 31,	2009	2008

Following year:
Medical (before age 65)	8.00%	9.00%
Medical (age 65 and older)	7.00%	7.00%

Ultimate rate to which cost increase is assumed to decline	4.50%	5.00%

Year in which the ultimate trend rate is reached:
Medical (before age 65)	2027 *	2018
Medical (age 65 and older)	2027 *	2018

*	Increase in ultimate trend rate is based on the current expectation of future increases in medical and prescriptions drug costs.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
A one percent point change in the assumed healthcare cost trend rate would have the following effect on AIG’s postretirement benefit obligations:

	One Percent		One Percent
At December 31,	Increase		Decrease
(in millions)	2009	2008	2009	2008

Non-U.S. plans	$13	$14	$(10)	$(11)
U.S. plans	$5	$6	$(4)	$(5)

     AIG’s postretirement plans provide benefits primarily in the form of defined employer contributions rather than defined employer benefits. Changes in the assumed healthcare cost trend rate are subject to caps for U.S. plans. AIG’s non-U.S. postretirement plans are not subject to caps.
The following table presents the weighted average assumptions used to determine the net periodic benefit costs:

	Pension			Postretirement
	Non-U.S.			Non-U.S.
At December 31,	Plans(a)	U.S. Plans		Plans(a)	U.S. Plans

2009
Discount rate	2.00 - 15.00%	6.00%/6.25	%(b)	1.50 - 7.25%	6.00%/6.25	%(b)
Rate of compensation increase	2.50 - 10.00%	4.25%		3.00 - 4.00%	4.25%
Expected return on assets	2.75 - 12.50%	7.75%		N/A	N/A
2008
Discount rate	2.00 - 11.00%	6.50%		2.75 - 6.50%	6.50%
Rate of compensation increase	1.50 - 9.00%	4.25%		3.00 - 3.50%	4.25%
Expected return on assets	2.75 - 9.75%	7.75%		N/A	N/A
2007
Discount rate	2.25 - 10.75%	6.00%		4.00 - 5.75%	6.00%
Rate of compensation increase	1.50 - 10.00%	4.25%		3.00%	4.25%
Expected return on assets	2.50 - 10.50%	8.00%		N/A	N/A

(a)	The non-U.S. plans reflect those assumptions that were most appropriate for the local economic environments of the subsidiaries providing such benefits.

(b)	As a result of the sale of 21st Century, certain U.S. plans were remeasured utilizing a 6.25 percent discount rate.
Discount Rate Methodology
     The projected benefit cash flows under the U.S. AIG Retirement Plan were discounted using the spot rates derived from the unadjusted Citigroup Pension Discount Curve at December 31, 2009 and 2008 and an equivalent single discount rate was derived that resulted in the same liability. This single discount rate was rounded to the nearest 25 basis points, namely 6.0 percent at both December 31, 2009 and 2008. The rates applied to other U.S. plans were consistent with those discussed above.
     In general, the discount rate for non-U.S. pension plans are selected by reference to high quality corporate bonds in developed markets or local government bonds where developed markets are not as robust or nonexistent. Both funded and unfunded plans for Japan represent over 74 percent and 71 percent of the liabilities of AIG’s non-U.S. pension plans at December 31, 2009 and 2008, respectively. The discount rate of 1.75 percent for Japan was selected by reference to the published Moody’s/S&P AA Corporate Bond Universe at the measurement date based on the duration of the plans’ liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Plan Assets
     The investment strategy with respect to assets relating to AIG’s U.S. and non-U.S. pension plans is designed to achieve investment returns that will (a) provide for the benefit obligations of the plans over the long term; (b) limit the risk of short-term funding shortfalls; and (c) maintain liquidity sufficient to address cash needs. Accordingly, the asset allocation strategy is designed to maximize the investment rate of return while managing various risk factors, including but not limited to, volatility relative to the benefit obligations, diversification and concentration, and the risk and rewards profile indigenous to each asset class.
     There were no shares of AIG Common Stock included in the U.S. and non-U.S. pension plans assets at December 31, 2009 or 2008.
U.S. pension plans
     The long-term strategic asset allocation is reviewed and revised approximately every three years. The plans’ assets are monitored by the investment committee of AIG’s Retirement Board and the investment managers, which can entail allocating the plans assets among approved asset classes within pre-approved ranges permitted by the strategic allocation.
     At December 31, 2009, the actual asset allocation for the primary asset classes was 56 percent in equity securities, 25 percent in fixed income securities, 16 percent in other investments, and 3 percent in cash and cash equivalents. The 2010 target asset allocation for the primary asset classes is 45 percent in equity securities, 30 percent in fixed income securities, and 25 percent in other investments, which may include hedge funds, private equity investments, insurance contracts and commodities. The actual allocation may differ from the target allocation at any particular point in time.
     The U.S. pension plans hold a group annuity contract with US Life, an AIG subsidiary, which totaled $34 million and $36 million at December 31, 2009 and 2008, respectively.
     The expected long-term rate of return for the plans was 7.75 percent for both 2009 and 2008. The expected rate of return is an aggregation of expected returns within each asset class category. The expected asset return and any contributions made by AIG together are expected to maintain the plans’ ability to meet all required benefit obligations. The expected asset return with respect to each asset class was developed based on a building block approach that considers historical returns, current market conditions, asset volatility and the expectations for future market returns. While the assessment of the expected rate of return is long-term and thus not expected to change annually, significant changes in investment strategy or economic conditions may warrant such a change.
Non-U.S. pension plans
     The assets of the non-U.S. pension plans are held in various trusts in multiple countries and are invested primarily in equities and fixed income securities to maximize the long-term return on assets for a given level of risk.
     At December 31, 2009, the actual aggregate asset class allocation was 46 percent in equity securities, 27 percent in fixed income securities, 22 percent in other investments and 5 percent in cash and cash equivalents. The 2010 target allocation for the asset classes is 43 percent in equity securities, 29 percent in fixed income securities, 18 percent in other investments (which may include hedge funds, private equity investments, and insurance contracts), 6 percent in real estate, and 4 percent in cash and cash equivalents.
     The expected long-term rates of return for the non-U.S. pension plans ranged from 2.75 percent to 12.50 percent and 2.75 percent to 9.75 percent for the years ended December 31, 2009 and 2008, respectively. The expected rate of return for each country is an aggregation of expected returns within each asset class for such country. For each country, the return with respect to each asset class was developed based on a building block approach that considers historical returns, current market conditions, asset volatility and the expectations for future market returns. While the assessment of the expected rate of return is long-term and thus not expected to change annually, significant changes in investment strategy or economic conditions may warrant such a change. The expected asset return and any

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
contributions made by AIG together are expected to maintain the plan’s ability to meet all required benefit obligations.
     The non-U.S. pension plans hold an insurance contract with AIG Star, an AIG subsidiary, which totaled $79 million and $90 million at December 31, 2009 and 2008, respectively.
Assets Measured at Fair Value
     In accordance with the accounting standard on Employers’ Disclosures about Postretirement Benefit Plan Assets, AIG is required to disclose the level of the fair value measurement of its plan assets. The inputs and methodology used in determining the fair value of the plan assets are consistent with those used by AIG to measure its assets as noted in Note 5 herein.
The following table presents information about AIG’s plan assets based on the level within the fair value hierarchy in which the fair value measurement falls:

	Non-U.S. Plans				U.S. Plans
(in millions)	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

At December 31, 2009
Assets:
Cash & cash equivalents	$36	$—	$—	$36	$85	$2	$—	$87
Equity securities:
U.S.(a)	89	—	—	89	1,420	50	—	1,470
International(b)	219	35	—	254	392	16	—	408
Fixed income securities:
U.S. investment grade(c)	—	9	—	9	—	422	1	423
International investment grade(c)	—	114	—	114	—	—	—	—
U.S. high yield(d)	—	—	—	—	—	132	1	133
International high yield	—	79	—	79	—	—	—	—
Mortgage backed securities(e)	—	—	—	—	—	240	52	292
Other asset-backed	—	—	—	—	—	5	—	5
Other investment types:
Hedge funds(f)	—	21	—	21	—	302	—	302
Commodities	—	—	—	—	—	33	—	33
Real estate	—	—	19	19	—	—	—	—
Private equity(g)	—	—	21	21	—	—	175	175
Insurance contracts	—	79	29	108	—	34	—	34

Total	$344	$337	$69	$750	$1,897	$1,236	$229	$3,362

(a)	Includes index funds that primarily track several indices including S&P 500 and S&P 600 in addition to other actively managed accounts, comprised of investments in large cap companies.

(b)	Includes investments in companies in emerging and developed markets.

(c)	Represents investments in U.S. and non-U.S. government issued bonds, U.S. government agency or sponsored agency bonds, and investment grade corporate bonds.

(d)	Consists primarily of investments in securities or debt obligations that have a rating below investment grade.

(e)	Comprised primarily of investments that are guaranteed by a U.S. government agency.

(f)	Includes funds comprised of macro, event driven, long/short equity, and controlled risk hedge fund strategies and a separately managed controlled risk strategy.

(g)	Includes funds that are diverse by geography, investment strategy, and sector.

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. Based on AIG’s investment strategy, AIG has no significant concentrations of risks.
Changes in Level 3 fair value measurements
The following table presents changes in AIG’s non-U.S. and U.S. Level 3 plan assets measured at fair value:

		Net	Purchases,			Changes in
		Realized	Sales,			Unrealized Gains
		and	Issuances			(Losses) on
	Balance at	Unrealized	and		Balance at	Instruments Held
	January 1,	Gains	Settlements-	Transfers	December 31,	at
(in millions)	2009	(Losses)	Net	In (Out)	2009	December 31, 2009

Non-U.S. Plan Assets:
Real estate	$22	$(3)	$—	$—	$19	$(3)
Private equity	17	4	—	—	21	—
Insurance contracts	24	2	3	—	29	—

Total	$63	$3	$3	$—	$69	$(3)

U.S. Plan Assets:
Fixed income
U.S. investment grade	$3	$1	$(3)	$—	$1	$—
U.S. high yield	1	—	—	—	1	—
Mortgage backed securities	19	4	(6)	35	52	(44)
Other asset-backed securities	30	(1)	(34)	5	—	—
Equities – U.S.	1	—	—	(1)	—	—
Private equity	159	33	(18)	1	175	(19)

Total	$213	$37	$(61)	$40	$229	$(63)

Expected Cash Flows
     Funding for the U.S. pension plan ranges from the minimum amount required by ERISA to the maximum amount that would be deductible for U.S. tax purposes. This range is generally not determined until the fourth quarter. Contributed amounts in excess of the minimum amounts are deemed voluntary. Amounts in excess of the maximum amount would be subject to an excise tax and may not be deductible under the Internal Revenue Code. Supplemental and excess plan payments and postretirement plan payments are deductible when paid.
     During 2009 AIG contributed $592 million to its U.S. and non-U.S. pension plans. The annual pension contribution in 2010 is expected to be approximately $134 million for non-U.S. and certain U.S. plans. These estimates are subject to change, since contribution decisions are affected by various factors including AIG’s liquidity, asset dispositions, market performance and management’s discretion.
The expected future benefit payments, net of participants’ contributions, with respect to the defined benefit pension plans and other postretirement benefit plans, are as follows:

	Pension		Postretirement
	Non-U.S.	U.S.	Non-U.S.	U.S.
(in millions)	Plans	Plans	Plans	Plans

2010	$108	$130	$1	$19
2011	114	142	1	20
2012	120	155	2	20
2013	130	169	2	21
2014	132	182	2	22
2015 - 2019	710	1,141	13	126

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Defined Contribution Plans
     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees’ years of service. Pre-tax expense associated with this plan was $100 million, $115 million and $105 million in 2009, 2008 and 2007, respectively.
20. Ownership and Transactions With Related Parties
     (a) Ownership: According to the Schedule 13D filed on June 5, 2009 by Maurice R. Greenberg, Edward E. Matthews, Starr International Company, Inc. (Starr International), C.V. Starr & Co. (CV Starr), Inc., Universal Foundation, Inc. (Universal Foundation), The Maurice R. and Corinne P. Greenberg Family Foundation, Inc., Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC and C.V. Starr & Co., Inc. Trust, Mr. Greenberg, Mr. Matthews, Starr International, CV Starr and Universal Foundation could be deemed to beneficially own 14,146,455 shares of AIG Common Stock at that date. Based on the shares of AIG Common Stock outstanding at January 29, 2010, this ownership would represent approximately 10.5 percent of the common stock of AIG. Although these reporting persons may have made filings under Section 16 of the Securities Exchange Act of 1934 (the Exchange Act), reporting sales of shares of common stock, no amendment to the Schedule 13D has been filed to report a change in ownership subsequent to June 5, 2009.
     (b) Reinsurance: Following its deconsolidation, after confirmation from the New York Insurance Department that AIG is not considered to control Transatlantic notwithstanding AIG’s ownership of 13.9 percent of Transatlantic’s common stock outstanding, AIG no longer considers Transatlantic to be a related party. At December 31, 2009, AIG’s credit exposure to Transatlantic in the form of uncollateralized reinsurance assets totaled approximately $1.6 billion and Transatlantic represented AIG’s largest third-party reinsurer. Transatlantic’s core operating subsidiaries have financial strength ratings of A by A.M. Best and A+ by S&P.
     (c) For discussion of the AIG Series C Preferred Stock and the ownership by the Trust, see Note 16 herein.
21. Income Taxes
The following table presents income (loss) from continuing operations before income tax expense (benefit) by U.S. and foreign location in which such pretax income (loss) was generated.

Years ended December 31,
(in millions)	2009	2008	2007

U.S.	$(16,585)	$(103,218)	$(5,584)
Foreign	2,815	523	10,318

Total	$(13,770)	$(102,695)	$4,734

The following table presents the provision for income taxes attributable to continuing operations:

Years Ended December 31,
(in millions)	2009	2008	2007

Foreign and U.S. components of actual income tax expense:
Foreign:
Current	$1,573	$1,135	$1,956
Deferred	3,661	(1,511)	233
U.S.:
Current	1,229	(86)	(211)
Deferred	(7,952)	(9,221)	(1,853)

Total	$(1,489)	$(9,683)	$125

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AIG’s actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate due to the following:

	2009			2008			2007
			Percent			Percent			Percent
			of Pre-			of Pre-			of Pre-
			tax			tax	Pre-		tax
Years Ended December 31,	Pre-Tax		Income	Pre-Tax		Income	Tax		Income
(dollars in millions)	Income	Amount	(loss)	Income	Amount	(loss)	Income	Amount	(loss)

U.S. federal income tax at statutory rate	$(15,423)	$(5,398)	35.0%	$(108,761)	$(38,065)	35.0%	$8,943	$3,130	35.0%
Adjustments:
Valuation allowance – continuing operations		2,948	(19.1)		20,003	(18.4)		—	—
Uncertain tax positions		874	(5.7)		1,000	(0.9)		603	6.7
Tax exempt interest		(677)	4.4		(837)	0.8		(817)	(9.1)
Variable interest entity income (loss)		435	(2.8)		279	(0.3)		(312)	(3.5)
State income taxes		155	(1.0)		(95)	0.1		(3)	—
Investment in subsidiaries		(556)	3.6		2,911	(2.7)		(37)	(0.4)
Effect of foreign operations		(12)	0.1		441	(0.4)		(387)	(4.3)
Dividends received deduction		(117)	0.8		(90)	0.1		(113)	(1.3)
Effect of discontinued operations		(1,009)	6.5		1,897	(1.7)		(143)	(1.6)
Valuation allowance – discontinued operations		(32)	0.2		670	(0.6)		—	—
Other		279	(1.8)		3,512	(3.3)		(466)	(5.2)

Total income tax expense (benefit)	$(15,423)	$(3,110)	20.2%	$(108,761)	$(8,374)	7.7%	$8,943	$1,455	16.3%
Amount included in discontinued operations	(1,653)	(1,621)	98.1	(6,066)	1,309	(21.6)	4,209	1,330	31.6

Tax expense (benefit) from continuing operations	$(13,770)	$(1,489)	10.8%	$(102,695)	$(9,683)	9.4%	$4,734	$125	2.6%

     The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2009 was lower than the statutory rate of 35 percent due primarily to increases in the valuation allowance and reserve for uncertain tax positions, partially offset by tax exempt interest and the change in investment in subsidiaries which was principally related to changes in the estimated U.S. tax liability with respect to the potential sales of subsidiaries.
     The effective tax rate on the pre-tax loss from continuing operations for the year ended December 31, 2008 was lower than the statutory rate of 35 percent due primarily to the change in investment in subsidiaries, nondeductible goodwill impairment and a valuation allowance to reduce deferred tax assets to the amount that AIG believes is more likely than not to be realized.
     The effective tax rate on the pre-tax income from continuing operations for the year ended December 31, 2007 was lower than the statutory rate of 35 percent due primarily to increases in tax exempt interest and the effect of foreign operations, partially offset by an increase in uncertain tax positions.
     The effective tax rate on the pre-tax losses included in discontinued operations for the year ended December 31, 2009 and December 31, 2008 differed from the statutory rate of 35 percent primarily due to the change in estimated U.S. tax liability with respect to the potential sale of subsidiaries and change in valuation allowance. The effective tax rate on the pre-tax income included in discontinued operations for the year ended December 31, 2007 differed from the statutory rate of 35 percent primarily due to the change in estimated U.S. tax liability with respect to the investment in subsidiaries.
     In connection with AIG’s restructuring and anticipated sales of certain of its businesses, at December 31, 2008, AIG recorded a deferred tax liability reflecting the difference between the carrying value of each company expected to be sold and its tax basis (i.e., its outside basis difference). AIG recorded $3.2 billion of tax expense in 2008 associated with the change in indefinite reinvestment assertions and realization assumptions related to the outside basis differences in foreign affiliates. During 2009, AIG recorded a $600 million tax benefit, of which $200 million is related to the outside basis difference in U.S. companies and joint ventures, and $400 million related to the tax effect of the unremitted earnings of foreign affiliates and the effect of actual dispositions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The following table presents the components of the net deferred tax asset:

December 31,
(in millions)	2009	2008

Deferred tax assets:
Losses and tax credit carryforwards	$26,204	$25,632
Unrealized loss on investments	8,651	12,401
Adjustment to life policy reserves	2,794	3,226
Accruals not currently deductible, and other	2,616	1,454
Investments in foreign subsidiaries and joint ventures	2,194	—
Loss reserve discount	1,613	2,105
Loan loss and other reserves	1,461	1,166
Unearned premium reserve reduction	1,467	1,179
Employee benefits	1,088	1,163
Unrealized losses related to available-for-sale debt securities	—	3,649

Total deferred tax assets*	48,088	51,975

Deferred tax liabilities:
Deferred policy acquisition costs	(12,110)	(11,462)
Flight equipment, fixed assets and intangible assets	(5,030)	(5,593)
Unrealized gains related to available-for-sale debt securities	(835)	—
Investments in foreign subsidiaries and joint ventures	—	(2,321)
Other	(524)	(717)

Total deferred tax liabilities	(18,499)	(20,093)

Net deferred tax asset before valuation allowance	29,589	31,882
Valuation allowance	(23,705)	(20,896)

Net deferred tax asset	$5,884	$10,986

*	AIG has federal net operating loss carryforwards as of December 31, 2009 and 2008 in the amount of $35.2 billion and $47.3 billion, and unused foreign tax credits of $2.8 billion and $2.2 billion, respectively. Net operating loss carryforwards may be carried forward for twenty years from the date they were incurred while unused foreign tax credits may be carried forward for ten years from the date they were incurred. As of December 31, 2009, AIG has capital loss carryforwards of $22.4 billion, which will primarily expire in four years. AIG has recorded deferred tax assets for general business credits of $257 million and $260 million, and deferred tax assets for minimum tax credits of $188 million and $250 million for the years ending December 31, 2009 and 2008, respectively. Unused general business credits will expire in twenty years, while unused minimum tax credits are available for future use without expiration.
     AIG reported deferred tax assets of $2.2 billion and deferred tax liabilities of $2.3 billion relating to investments in foreign subsidiaries and joint ventures at December 31, 2009 and 2008, respectively. The change in deferred taxes is primarily due to the AIA and ALICO SPV transactions and the expected sale of Nan Shan. During 2009, AIG transferred two of its wholly-owned businesses, AIA and ALICO, to two newly-created SPVs in exchange for all the common and preferred interests of those SPVs. Both transactions were taxable events for U.S. federal income tax purposes. Prior to these SPV transactions, in 2008, AIG’s carrying basis exceeded AIG’s tax basis for these subsidiaries, the tax effects of which resulted in deferred tax liabilities of $1.3 billion at December 31, 2008. Subsequent to these transactions, AIG’s tax basis exceeded AIG’s carrying basis in the subsidiaries, the tax effects of which resulted in deferred tax assets of $2.6 billion at December 31, 2009. When assessing the realizability of AIG’s U.S. consolidated income tax group’s deferred tax assets at December 31, 2009, AIG considered the AIA and ALICO SPV transactions and concluded that the related deferred tax assets were realizable and therefore did not provide a valuation allowance. The tax effects of these transactions were recognized as credits to additional paid-in capital because they were considered to be transactions among shareholders.
     At December 31, 2008, AIG’s carrying basis exceeded AIG’s tax basis in Nan Shan, the tax effect of which resulted in a deferred tax liability of $700 million. During 2009, AIG agreed to sell all of its interest in Nan Shan and recorded a loss on the sale to reduce its carrying basis to fair value less costs to sell. At December 31, 2009, AIG reported a

147

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
deferred tax asset of $42 million related to its investment in Nan Shan. Substantially all of the change in deferred taxes is attributable to this transaction, and was reported in discontinued operations.
Valuation Allowances on Deferred Tax Assets:
     The application of U.S. GAAP requires AIG to evaluate the recoverability of deferred tax assets and establish a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (a likelihood of more than 50 percent). Significant judgment is required to determine whether a valuation allowance is necessary and the amount of such valuation allowance, if appropriate.
     When making its assessment about the realization of its deferred tax assets at December 31, 2009, AIG considered all available evidence, as required by income tax accounting guidance, including:
•	the nature, frequency, and severity of current and cumulative financial reporting losses;

•	transactions completed, including the AIA and ALICO SPV transactions on December 1, 2009 and the sale of the Otemachi building in Tokyo, and transactions expected to be completed in the near future;

•	the carryforward periods for the net operating and capital loss and foreign tax credit carryforwards; and

•	tax planning strategies that would be implemented, if necessary, to protect the loss of the deferred tax assets.
     Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require AIG to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to AIG’s consolidated financial condition or its results of operations for an individual reporting period.
     At December 31, 2009 and 2008, AIG recorded consolidated net deferred tax assets after valuation allowances of $5.9 billion and $11 billion, respectively. At December 31, 2009 and 2008, AIG recorded consolidated deferred tax asset valuation allowances of $23.7 billion and $20.9 billion, respectively.
     At December 31, 2009 and 2008, AIG’s U.S. consolidated income tax group had net deferred tax assets after valuation allowance of $8.2 billion and $10.2 billion, respectively. Realization of these net deferred tax asset depends upon AIG’s ability to generate sufficient earnings from transactions expected to be completed in the near future and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets, but does not depend on projected future operating income.
     At December 31, 2009 and 2008, AIG had net deferred tax liabilities of $2.7 billion and $2.8 billion, respectively, related to foreign subsidiaries, certain domestic subsidiaries that file separate tax returns, and state and local tax obligations, and $413 million and $3.6 billion, respectively, of deferred tax assets related to items of other comprehensive income.
     At December 31, 2009 and 2008, AIG had deferred tax asset valuation allowances of $3.3 billion and $0.3 billion, respectively, related to foreign subsidiaries, certain domestic subsidiaries that file separate tax returns, and state and local tax obligations.
     At December 31, 2009 and 2008, AIG had deferred tax assets related to stock compensation of $178 million and $239 million, respectively. Due to AIG’s current stock price, these deferred tax assets may not be realizable in the future. The accounting guidance for share based payments precludes AIG from recognizing an impairment charge on these assets until the related stock awards are exercised, vest or expire. Any charge associated with the deferred tax assets is reported in Additional paid-in capital until the pool of previously recognized tax benefits recorded in Additional paid-in capital is reduced to zero. Income tax expense would be recognized for any additional charge. At December 31, 2009 and 2008, the pool of previously recognized tax benefits recorded in Additional paid-in capital was $142.6 million and $242.4 million, respectively.

148

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Tax Examinations and Litigation
     AIG and its eligible U.S. subsidiaries file a consolidated U.S. federal income tax return. Several U.S. subsidiaries included in the consolidated financial statements file separate U.S. federal income tax returns and are not part of the AIG U.S. consolidated income tax group. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable U.S. and foreign law.
     The statute of limitations for all tax years prior to 2000 has now expired for AIG’s consolidated federal income tax return. AIG is currently under examination for the tax years 2000 through 2005.
     In April 2008, AIG filed a refund claim for years 1997 through 2006. A refund claim filed in June 2007 for years 1991 through 1996 is pending. These refund claims relate to the tax effects of the restatements of AIG’s 2004 and prior financial statements.
     On March 20, 2008, AIG received a Statutory Notice of Deficiency (Notice) from the IRS for years 1997 to 1999. The Notice asserted that AIG owes additional taxes and penalties for these years primarily due to the disallowance of foreign tax credits associated with cross-border financing transactions. The transactions that are the subject of the Notice extend beyond the period covered by the Notice, and it is likely that the IRS will seek to challenge these later periods. It is also possible that the IRS will consider other transactions to be similar to these transactions. AIG has paid the assessed tax plus interest and penalties for 1997. On February 26, 2009, AIG filed a complaint in the United States District Court for the Southern District of New York seeking a refund of approximately $306 million in taxes, interest and penalties paid with respect to its 1997 taxable year. AIG alleges that the IRS improperly disallowed foreign tax credits and that AIG’s taxable income should be reduced as a result of AIG’s 2005 restatement of its consolidated financial statements. AIG has also paid additional taxes, interest, and penalties assessed for 1998 and 1999. AIG will vigorously defend its position, and continues to believe that it has adequate reserves for any liability that could result from the IRS actions.
Accounting for Uncertainty in Income Taxes
The following table presents a rollforward of the beginning and ending balances of the total amounts of gross unrecognized tax benefits:

Year Ended December 31,
(in millions)	2009	2008	2007

Gross unrecognized tax benefits, beginning of year	$3,368	$1,310	$1,138
Agreed audit adjustments with taxing authorities included in the beginning balance	—	—	(188)
Increases in tax positions for prior years	1,628	1,175	488
Decreases in tax positions for prior years	(132)	(248)	(189)
Increases in tax positions for current year	142	1,092	82
Lapse in statute of limitations	(47)	(26)	(1)
Settlements	(9)	(25)	(178)
Activity of discontinued operations	(46)	90	158
Less: Unrecognized tax benefits of held for sale entities	(61)	—	—

Gross unrecognized tax benefits, end of year	$4,843	$3,368	$1,310

     At December 31, 2009, 2008 and 2007, AIG’s unrecognized tax benefits, excluding interest and penalties, were $4.8 billion, $3.4 billion, and $1.3 billion, respectively. AIG’s unrecognized tax benefits, excluding interest and penalties, increased in 2009 by approximately $1.4 billion primarily due to foreign tax credits associated with cross border financing transactions, income and expense allocations across tax jurisdictions and taxable years, and tax matters related to tax jurisdictions other than federal. At December 31, 2009, 2008 and 2007, AIG’s unrecognized tax benefits included $1.4 billion, $665 million and $299 million, respectively, related to tax positions the disallowance of which would not affect the effective tax rate as they relate to such factors as the timing, rather than the permissibility,

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American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
of the deduction. Accordingly, at December 31, 2009, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $3.4 billion, $2.7 billion and $1.0 billion, respectively.
     Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2009 and 2008, AIG had accruals of $835 million and $426 million, respectively, for the payment of interest (net of the federal benefit) and penalties. For the years ended December 31, 2009, 2008 and 2007, AIG recognized $393 million, $146 million and $159 million, respectively, of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income (Loss).
     AIG continually evaluates adjustments proposed by taxing authorities in arriving at its estimate of unrecognized tax benefits and related reserves at each period end. The effects of any adjustments resulting in a loss are generally accrued for as part of the unrecognized tax benefits or related reserves. However, the effects of any unanticipated adjustments or the resolution of adjustments compared to AIG’s estimates could be material to AIG’s consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.
Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2009	Open Tax Years

Major Tax Jurisdiction
United States	2000 - 2008
France	2006 - 2008
Hong Kong	2003 - 2008
Japan	2004 - 2008
Korea	2005 - 2008
Malaysia	2002 - 2008
Singapore	2001 - 2008
Taiwan	2003 - 2008
Thailand	2007 - 2008
United Kingdom	2007 - 2008

150

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
22. Quarterly Financial Information (Unaudited)
Consolidated Statements of Income (Loss)

	Three Months Ended
	March 31,		June 30,		September 30,		December 31,
(dollars in millions, except per share data)	2009	2008	2009	2008	2009	2008	2009	2008

Total revenues	$14,619	$7,411	$22,563	$11,965	$19,604	$(3,249)	$18,862	$(22,702)
Income (loss) from continuing operations before income taxes	(5,969)	(11,683)	662	(9,315)	(517)	(25,690)	(7,946)	(56,007)
Income (loss) from discontinued operations, net of tax	(44)	257	961	394	94	(4,695)	(1,043)	(3,331)
Net income (loss)	(5,133)	(7,727)	1,845	(5,399)	(15)	(24,705)	(9,010)	(62,556)
Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	—	—	—	—	—	—	140	—
Other	(768)	45	(7)	(72)	(496)	(250)	(305)	(707)

Total income (loss) from continuing operations attributable to noncontrolling interests	(768)	45	(7)	(72)	(496)	(250)	(165)	(707)
Net income (loss) attributable to AIG	$(4,353)	$(7,805)	$1,822	$(5,357)	$455	$(24,468)	$(8,873)	$(61,659)

Earnings (loss) per common share:
Basic
Income (loss) from continuing operations	$(39.44)	$(63.52)	$0.91	$(43.92)	$0.58	$(146.19)	$(57.62)	$(435.77)
Income (loss) from discontinued operations	$(0.23)	$1.77	$1.39	$2.79	$0.10	$(34.83)	$(7.89)	$(23.22)
Diluted
Income (loss) from continuing operations	$(39.44)	$(63.52)	$0.91	$(43.92)	$0.58	$(146.19)	$(57.62)	$(435.77)
Income (loss) from discontinued operations	$(0.23)	$1.77	$1.39	$2.79	$0.10	$(34.83)	$(7.89)	$(23.22)

Weighted average shares outstanding:
Basic	135,252,869	126,400,579	135,281,740	130,248,736	135,293,841	135,169,101	135,446,727	135,207,631
Diluted	135,252,869	126,400,579	135,336,440	130,248,736	135,456,372	135,169,101	135,446,727	135,207,631

Noteworthy quarterly items income (expense):
Credit valuation adjustment	$1,787	$28	$(37)	$(474)	$645	$(987)	$393	$(7,829)
Other-than-temporary impairments	(3,451)	(4,973)	(799)	(6,067)	(1,519)	(16,881)	(927)	(13,946)
Net gain (loss) on sale of divested businesses	250	—	(566)	—	(885)	—	(70)	—
Adjustment to deferred tax valuation allowance	(1,519)	—	1,592	—	(406)	(3,044)	(2,615)	(16,959)
Accelerated amortization of prepaid commitment asset	—	—	—	—	—	—	(5,185)	(6,576)

Out of period adjustments
     As discussed in Note 1, AIG recorded out of period adjustments affecting previously reported 2009 quarterly results.
23. Information Provided in Connection With Outstanding Debt
     The following condensed consolidating financial statements reflect the results of AIG Life Holdings (US), Inc. (AIGLH), formerly known as American General Corporation, a holding company and a wholly owned subsidiary of AIG. AIG provides a full and unconditional guarantee of all outstanding debt of AIGLH.

151

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Condensed Consolidating Balance Sheet

	American
	International
	Group, Inc.		Other		Consolidated
(in millions)	(As Guarantor)	AIGLH(a)	Subsidiaries	Eliminations	AIG

December 31, 2009
Assets:
Investments(a)	$10,702	$—	$736,977	$(146,514)	$601,165
Cash	57	2	4,341	—	4,400
Loans to subsidiaries(b)	72,926	—	(72,926)	—	—
Debt issuance costs, including prepaid commitment asset of $7,099	7,383	—	159	—	7,542
Investment in consolidated subsidiaries(b)	71,419	28,580	(980)	(99,019)	—
Other assets, including current and deferred income taxes	10,986	2,618	164,670	(175)	178,099
Assets of businesses held for sale	—	—	56,379	—	56,379

Total assets	$173,473	$31,200	$888,620	$(245,708)	$847,585

Liabilities:
Insurance liabilities	$—	$—	$461,706	$(409)	$461,297
Federal Reserve Bank of New York Commercial Paper Funding Facility	—	—	4,739	—	4,739
Federal Reserve Bank of New York credit facility	23,435	—	—	—	23,435
Other debt	45,435	2,097	210,513	(144,747)	113,298
Other liabilities, including intercompany balances(a)(d)	34,779	4,209	60,134	(1,940)	97,182
Liabilities of businesses held for sale	—	—	48,599	—	48,599

Total liabilities	103,649	6,306	785,691	(147,096)	748,550

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	—	—	177	782	959

Total AIG shareholders’ equity	69,824	24,894	83,303	(108,197)	69,824
Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interest held by Federal Reserve Bank of New York	—	—	15,596	8,944	24,540
Other (including $2.2 billion associated with businesses held for sale in 2009)	—	—	3,853	(141)	3,712

Total noncontrolling interests	—	—	19,449	8,803	28,252

Total equity	69,824	24,894	102,752	(99,394)	98,076

Total liabilities and equity	$173,473	$31,200	$888,620	$(245,708)	$847,585

December 31, 2008
Assets:
Investments(a)	$16,110	$—	$753,181	$(132,379)	$636,912
Cash	103	—	8,539	—	8,642
Loans to subsidiaries(b)	64,283	—	(64,283)	—	—
Debt issuance costs, including prepaid commitment asset of $15,458	15,743	—	172	—	15,915
Investment in consolidated subsidiaries(b)	65,724	23,256	34,499	(123,479)	—
Other assets	11,707	2,626	184,923	(307)	198,949

Total assets	$173,670	$25,882	$917,031	$(256,165)	$860,418

Liabilities:
Insurance liabilities	$—	$—	$503,171	$(103)	$503,068
Federal Reserve Bank of New York Commercial Paper Funding Facility	—	—	15,105	—	15,105
Federal Reserve Bank of New York credit facility	40,431	—	—	—	40,431
Other debt	47,928	2,097	219,596	(131,954)	137,667
Other liabilities, including intercompany balances(a)(b)	32,601	3,063	64,804	953	101,421

Total liabilities	120,960	5,160	802,676	(131,104)	797,692

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	—	—	1,921	—	1,921

Total AIG shareholders’ equity	52,710	20,722	103,489	(124,211)	52,710
Noncontrolling interests	—	—	8,945	(850)	8,095

Total equity	52,710	20,722	112,434	(125,061)	60,805

Total liabilities and equity	$173,670	$25,882	$917,031	$(256,165)	$860,418

(a)	Certain reclassifications have been made to prior period amounts to conform to the current period presentation.

(b)	Includes intercompany derivative positions, which are reported at fair value before credit valuation adjustment.

(c)	Eliminated in consolidation.

(d)	For 2009 and 2008, includes intercompany tax payable of $28.7 billion and $26.4 billion, respectively, for American International Group, Inc. (As Guarantor) and $266 million and $255 million, respectively, for AIGLH.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Condensed Consolidating Statement of Income (Loss)

	American
	International
	Group, Inc.		Other		Consolidated
(in millions)	(As Guarantor)	AIGLH	Subsidiaries	Eliminations	AIG

Year Ended December 31, 2009
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$(3,479)	$(472)	$—	$3,951	$—
Dividend income from consolidated subsidiaries(a)	2,002	169	—	(2,171)	—
Change in fair value of ML III	(1,401)	—	1,820	—	419
Other revenue(b)	4,166	199	70,864	—	75,229

Total revenues	1,288	(104)	72,684	1,780	75,648

Expenses:
Accrued and compounding interest	2,022	—	—	(289)	1,733
Amortization of prepaid commitment asset	8,359	—	—	(337)	8,022

Total interest expense on FRBNY Credit Facility	10,381	—	—	(626)	9,755
Other interest expense	2,496	355	1,095	—	3,946
Restructuring expenses and related asset impairment and other expenses	407	—	742	—	1,149
Other expense	1,230	—	73,338	—	74,568

Total expenses	14,514	355	75,175	(626)	89,418

Income (loss) from continuing operations before income tax expense (benefit)	(13,226)	(459)	(2,491)	2,406	(13,770)
Income tax expense (benefit)(c)	(2,277)	15	773	—	(1,489)

Income (loss) from continuing operations	(10,949)	(474)	(3,264)	2,406	(12,281)
Income (loss) from discontinued operations	—	—	594	(626)	(32)

Net income (loss)	(10,949)	(474)	(2,670)	1,780	(12,313)
Less:
Net Income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	—	—	96	44	140
Other	—	—	(1,576)	—	(1,576)

Total income (loss) from continuing operations attributable to noncontrolling interests	—	—	(1,480)	44	(1,436)
Income (loss) from discontinued operations attributable to noncontrolling interests	—	—	72	—	72

Total net income (loss) attributable to noncontrolling interests	—	—	(1,408)	44	(1,364)

Net income (loss) attributable to AIG	$(10,949)	$(474)	$(1,262)	$1,736	$(10,949)

Year Ended December 31, 2008
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$(61,542)	$(17,027)	$—	$78,569	$—
Dividend income from consolidated subsidiaries(a)	2,401	75	—	(2,476)	—
Change in fair value of ML III	(900)	—	—	—	(900)
Other revenue(b)	(2,931)	198	(2,942)	—	(5,675)

Total revenues	(62,972)	(16,754)	(2,942)	76,093	(6,575)

153

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	American
	International
	Group, Inc.		Other		Consolidated
(in millions)	(As Guarantor)	AIGLH	Subsidiaries	Eliminations	AIG

Expenses:
Accrued and compounding interest	2,116	—	—	(182)	1,934
Amortization of prepaid commitment asset	9,279	—	—	(207)	9,072

Total interest expense on FRBNY Credit Facility	11,395	—	—	(389)	11,006
Other interest expense	2,393	275	1,705	—	4,373
Restructuring expenses and related asset impairment and other expenses	189	—	582	—	771
Other expenses	2,706	15	77,249	—	79,970

Total expenses	16,683	290	79,536	(389)	96,120

Income (loss) from continuing operations before income tax expense (benefit)	(79,655)	(17,044)	(82,478)	76,482	(102,695)
Income tax expense (benefit)(c)	19,634	(17)	(29,300)	—	(9,683)

Income (loss) from continuing operations	(99,289)	(17,027)	(53,178)	76,482	(93,012)
Income (loss) from discontinued operations	—	—	(6,986)	(389)	(7,375)

Net income (loss)	(99,289)	(17,027)	(60,164)	76,093	(100,387)
Less: Net income (loss) attributable to noncontrolling interests
Income (loss) from continuing operations attributable to noncontrolling interests	—	—	(984)	—	(984)
Income (loss) from discontinued operations attributable to noncontrolling interests	—	—	(114)	—	(114)

Total net income (loss) attributable to noncontrolling interests	—	—	(1,098)	—	(1,098)

Net loss attributable to AIG	$(99,289)	$(17,027)	$(59,066)	$76,093	$(99,289)

Year Ended December 31, 2007
Revenues:
Equity in undistributed net income (loss) of consolidated subsidiaries(a)	$3,121	$(27)	$—	$(3,094)	$—
Dividend income from consolidated subsidiaries(a)	4,694	1,358	—	(6,052)	—
Other revenue(b)	(277)	203	81,881	—	81,807

Total revenues	7,538	1,534	81,881	(9,146)	81,807

Expenses:
Other interest expense	1,341	340	1,802	—	3,483
Other expenses	770	15	72,805	—	73,590

Total expenses	2,111	355	74,607	—	77,073

Income (loss) from continuing operations before income tax expense (benefit)	5,427	1,179	7,274	(9,146)	4,734
Income tax expense (benefit)(c)	(773)	248	650	—	125

Income (loss) from continuing operations	6,200	931	6,624	(9,146)	4,609
Income (loss) from discontinued operations	—	—	2,879	—	2,879

Net income (loss)	6,200	931	9,503	(9,146)	7,488
Less: Net income (loss) attributable to noncontrolling interests
Income (loss) from continuing operations attributable to noncontrolling interests	—	—	1,209	—	1,209
Income (loss) from discontinued operations attributable to noncontrolling interests	—	—	79	—	79

Total net income (loss) attributable to noncontrolling interests	—	—	1,288	—	1,288

Net income (loss) attributable to AIG	$6,200	$931	$8,215	$(9,146)	$6,200

(a)	Eliminated in consolidation.

(b)	Includes Interest income of $4.1 billion, $2.7 billion, and $714 million for 2009, 2008, and 2007, respectively, for American International Group, Inc. (As Guarantor).

(c)	Income taxes recorded by the Parent company include deferred tax expense attributable to the potential sales of foreign and domestic businesses and a valuation allowance to reduce the consolidated deferred tax asset to the amount more likely than not to be realized. See Note 21 herein for additional information.

154

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Condensed Consolidating Statement of Cash Flows

	American		Other
	International		Subsidiaries
	Group, Inc.		and	Consolidated
(in millions)	(As Guarantor)	AIGLH	Eliminations	AIG

Year Ended December 31, 2009
Net cash (used in) provided by operating activities – continuing operations	$(1,393)	$(120)	$13,796	$12,283
Net cash (used in) provided by operating activities – discontinued operations	—	—	6,301	6,301

Net cash (used in) provided by operating activities	(1,393)	(120)	20,097	18,584

Cash flows from investing activities:
Sales of investments	1,981	—	86,199	88,180
Sales of divested businesses, net	857	169	4,252	5,278
Purchase of investments	(400)	—	(79,866)	(80,266)
Loans to subsidiaries – net	(5,927)	—	5,927	—
Other, net*	(5,136)	(2,350)	700	(6,786)

Net cash (used in) provided by investing activities – continuing operations	(8,625)	(2,181)	17,212	6,406
Net cash (used in) provided by investing activities – discontinued operations	—	—	(628)	(628)

Net cash (used in) provided by investing activities	(8,625)	(2,181)	16,584	5,778

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	32,526	—	—	32,526
Federal Reserve Bank of New York credit facility repayments	(26,400)	—	(26)	(26,426)
Issuance of other long-term debt	—	—	3,452	3,452
Repayments on other long-term debt	(2,931)	—	(16,520)	(19,451)
Drawdown on the Department of the Treasury Commitment	5,344	—	—	5,344
Intercompany loans – net	1,554	1,103	(2,657)	—
Other, net	(121)	1,200	(17,534)	(16,455)

Net cash (used in) provided by financing activities – continuing operations	9,972	2,303	(33,285)	(21,010)
Net cash (used in) provided by financing activities – discontinued operations	—	—	(7,987)	(7,987)

Net cash (used in) provided by financing activities	9,972	2,303	(41,272)	(28,997)

Effect of exchange rate changes on cash	—	—	533	533

Change in cash	(46)	2	(4,058)	(4,102)
Cash at beginning of year	103	—	8,539	8,642

Reclassification to assets held for sale	—	—	(140)	(140)

Cash at end of year	57	2	4,341	4,400

Year Ended December 31, 2008
Net cash (used in) provided by operating activities – continuing operations	$284	$(27)	$(12,346)	$(12,089)
Net cash (used in) provided by operating activities – discontinued operations	—	—	11,967	11,967

Net cash (used in) provided by operating activities	284	(27)	(379)	(122)

Cash flows from investing activities:
Sales of investments	1,017	—	154,383	155,400
Funding to establish Maiden Lane III LLC	(5,000)	—	—	(5,000)
Purchase of investments	(4,200)	—	(141,909)	(146,109)
Loans to subsidiaries – net	(76,358)	—	76,358	—
Other, net*	(9,797)	(16)	48,923	39,110

Net cash (used in) provided by investing activities – continuing operations	(94,338)	(16)	137,755	43,401
Net cash (used in) provided by investing activities – discontinued operations	—	—	3,775	3,775

Net cash (used in) provided by investing activities	(94,338)	(16)	141,530	47,176

155

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	American		Other
	International		Subsidiaries
	Group, Inc.		and	Consolidated
(in millions)	(As Guarantor)	AIGLH	Eliminations	AIG

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	96,650	—	—	96,650
Federal Reserve Bank of New York credit facility repayments	(59,850)	—	—	(59,850)
Issuance of other long-term debt	16,295	—	91,029	107,324
Repayments on other long-term debt	(3,592)	—	(130,627)	(134,219)
Issuance of common stock	7,343	—	—	7,343
Proceeds from issuance of AIG Series D preferred stock	40,000	—	—	40,000
Intercompany loans – net	4,846	223	(5,069)	—
Payments advanced to purchase shares	(1,000)	—	—	(1,000)
Cash dividends paid to shareholders	(1,628)	(180)	180	(1,628)
Other, net	(4,991)	—	(74,822)	(79,813)

Net cash (used in) provided by financing activities – continuing operations	94,073	43	(119,309)	(25,193)
Net cash (used in) provided by financing activities – discontinued operations	—	—	(15,541)	(15,541)

Net cash (used in) provided by financing activities	94,073	43	(134,850)	(40,734)

Effect of exchange rate changes on cash	—	—	38	38

Change in cash	19	—	6,339	6,358
Cash at beginning of year	84	—	2,200	2,284

Cash at end of year	103	—	8,539	8,642

Year Ended December 31, 2007
Net cash (used in) provided by operating activities – continuing operations	$4,039	$1,254	$20,161	$25,454
Net cash (used in) provided by operating activities – discontinued operations	—	—	7,338	7,338

Net cash (used in) provided by operating activities	4,039	1,254	27,499	32,792

Cash flows from investing activities:
Sales of investments	3,586	—	137,826	141,412
Purchases of investments	(10,029)	—	(148,630)	(158,659)
Other, net*	(10,864)	(76)	(12,890)	(23,830)

Net cash (used in) provided by investing activities – continuing operations	(17,307)	(76)	(23,694)	(41,077)
Net cash (used in) provided by investing activities – discontinued operations	—	—	(26,164)	(26,164)

Net cash (used in) provided by investing activities	(17,307)	(76)	(49,858)	(67,241)

Cash flows from financing activities:
Issuance of other long-term debt	20,582	—	74,832	95,414
Repayments on other long-term debt	(1,253)	—	(73,539)	(74,792)
Intercompany loans – net	—	(966)	966	—
Payments advanced to purchase shares	(6,000)	—	—	(6,000)
Cash dividends paid to shareholders	(1,881)	(212)	212	(1,881)
Other, net	1,828	—	1,341	3,169

Net cash (used in) provided by financing activities – continuing operations	13,276	(1,178)	3,812	15,910
Net cash (used in) provided by financing activities – discontinued operations	—	—	19,183	19,183

Net cash (used in) provided by financing activities	13,276	(1,178)	22,995	35,093

Effect of exchange rate changes on cash	—	—	50	50

Change in cash	8	—	686	694
Cash at beginning of year	76	—	1,514	1,590

Cash at end of year	84	—	2,200	2,284

*	For 2009, 2008 and 2007, includes contributions to subsidiaries of $5.7 billion, $12.1 billion and $5.6 billion, respectively, for American International Group, Inc. (As Guarantor) and $2.3 billion, $16 million and $76 million, respectively, for AIGLH.

156

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Supplementary disclosure of cash flow information:

	American		Other
	International		Subsidiaries
	Group, Inc.		and	Consolidated
	(As Guarantor)	AIGLH	Eliminations	AIG

Cash (paid) received during the year ended December 31, 2009 for:
Interest:
Third party	$(2,595)	$(166)	$(3,016)	$(5,777)
Intercompany	$—	$(186)	$186	$—
Taxes:
Income tax authorities	$1,140	$—	$(1,366)	$(226)
Intercompany	$(1,287)	$(21)	$1,308	$—

Cash (paid) received during the year ended December 31, 2008 for:
Interest:
Third party	$(2,122)	$(174)	$(5,141)	$(7,437)
Intercompany	$(2)	$(97)	$99	$—
Taxes:
Income tax authorities	$1,334	$—	$(1,951)	$(617)
Intercompany	$(2,240)	$6	$2,234	$—

American International Group, Inc. (As Guarantor) supplementary disclosure of non-cash activities:

Year Ended December 31,
(in millions)	2009	2008

Intercompany non-cash financing and investing activities:
Settlement of repurchase agreement with loan receivable	$—	$3,160
Capital contributions in the form of bonds	$2,698	$3,160
Capital contributions to subsidiaries through forgiveness of loans	$287	$11,350
Other capital contributions in the form of forgiveness of payables and contribution of assets — net	$2,834	$513
Temporary paydown of FRBNY Credit Facility by subsidiary	$26	$—
Settlement of payable to subsidiary with return of capital from subsidiary	$15,500	$—
Exchange of intercompany receivable with loan receivable	$528	$—

AIGLH supplementary disclosure of non-cash activities:

Year Ended December 31,
(in millions)	2008

Intercompany non-cash financing/investing activities:
Loans receivable forgiven through capital contributions	$17,225
Other capital contributions in the form of forgiveness of payables and contribution of assets — net	$1,394

     During 2009, AIG made certain revisions to the American International Group, Inc. (As Guarantor) Condensed Statement of Cash Flows, primarily relating to the effect of reclassifying dividend income received from consolidated subsidiaries. Accordingly, AIG revised the previous period presented to conform to the revised presentation. There was no effect on the Consolidated Statement of Cash Flows or ending cash balances.

157

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The revisions and their effect on the American International Group, Inc. (as Guarantor) Condensed Statement of Cash Flows for the years ended December 31, 2008 and December 31, 2007 were as follows:

	2008			2007
Year Ended December 31,	Originally		As	Originally		As
(in millions)	Reported	Revisions	Revised	Reported	Revisions	Revised

Cash flows provided by (used in) operating activities	$(1,896)	$2,180	$284	$(774)	$4,813	$4,039
Cash flows provided by (used in) investing activities	(92,158)	(2,180)	(94,338)	(12,494)	(4,813)	(17,307)
Cash flows provided by (used in) financing activities	94,073	—	94,073	13,276	—	13,276

     During 2009, AIG made certain revisions to the AIGLH Condensed Statement of Cash Flows, primarily relating to revisions for the presentation of capital contributions and dividends paid by AIGLH. Accordingly, AIG revised the previous period presented to conform to the revised presentation. There was no effect on the Consolidated Statement of Cash Flows or ending cash balances.
The revisions and their effect on the AIGLH Condensed Consolidating Statement of Cash Flows for the years ended December 31, 2008 and December 31, 2007 were as follows:

	2008			2007
Year Ended December 31,	Originally		As	Originally		As
(in millions)	Reported	Revisions	Revised	Reported	Revisions	Revised

Cash flows provided by (used in) operating activities	$178	$(205)	$(27)	$214	$1,040	$1,254
Cash flows provided by (used in) investing activities	—	(16)	(16)	—	(76)	(76)
Cash flows provided by (used in) financing activities	(179)	222	43	(213)	(965)	(1,178)

24. Subsequent Events (Unaudited)
Recapitalization
     On September 30, 2010, AIG entered into an agreement in principle (the Recapitalization Agreement in Principle) with the United States Department of the Treasury (Department of the Treasury), the Federal Reserve Bank of New York (FRBNY) and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (together with its trustees, the Trust) for a recapitalization transaction (the Recapitalization). The transactions constituting the Recapitalization are to occur substantially simultaneously at the closing (Closing) of the Recapitalization as follows:
•	Repayment and Termination of the FRBNY Credit Facility: At the Closing, AIG will repay to the FRBNY in cash all amounts owing under the FRBNY Credit Facility provided by the FRBNY under the Credit Agreement, between AIG and the FRBNY. The source for this repayment is from the net cash proceeds from the initial public offering of approximately 67 percent of ordinary shares of AIA and the sale of ALICO. Upon payment, the FRBNY Credit Facility will be terminated.

•	Repurchase and Exchange of the SPV Preferred Interests: At the Closing, AIG will draw down an amount remaining available to be funded under the Department of the Treasury Commitment relating to the AIG Series F Preferred Stock, less any amount designated by AIG (Series G Drawdown Right) to be allocated to the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (Series G Preferred Stock), as described below. AIG will use the Series F Closing Drawdown Amount to repurchase all or a portion of the FRBNY’s preferred interests in the SPVs (SPV Preferred Interests) corresponding to the Series F Closing Drawdown Amount (Transferred SPV Preferred Interests) and transfer the Transferred SPV Preferred Interests to the Department of the Treasury in exchange for shares of Series F Preferred Stock with an equivalent liquidation value as described below.

•	Issuance of AIG’s Series G Preferred Stock: In connection with the Recapitalization, AIG and the Department of the Treasury will amend and restate the Series F SPA to provide for the issuance of the Series G Preferred Stock by AIG to the Department of the Treasury at the Closing. The right of AIG to draw on the Series F Closing

158

American International Group, Inc., and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Drawdown Amount will be terminated, and outstanding Series F Preferred Stock will be exchanged as described below.

The Series G Preferred Stock will initially have an aggregate liquidation preference equal to the amount of funds, if any, drawn down by AIG under the Series F SPA after September 30, 2010 but before the Closing. From the Closing until March 31, 2012, AIG may draw down funds under the Series G Drawdown Right to be used for general corporate purposes, which will increase the aggregate liquidation preference of the Series G Preferred Stock. AIG generally may draw down funds until the aggregate liquidation preference of the Series G Preferred Stock is an amount up to $2 billion to be designated by AIG prior to the Closing. This drawdown right will be subject to terms and conditions substantially similar to those in the current Series F SPA, except that there will be no condition that the Trust and the Department of the Treasury own over 50 percent of AIG’s voting securities.

•	Exchange of Series C, E and F Preferred Stock for AIG Common Stock: At the Closing, (i) the AIG Series C Preferred Stock held by the Trust will be exchanged for approximately 562.9 million shares of AIG Common Stock, which will simultaneously be distributed to the Department of the Treasury; (ii) the shares of the AIG Series E Preferred Stock held by the Department of the Treasury will be exchanged for approximately 924.5 million shares of AIG Common Stock; and (iii) the shares of the AIG Series F Preferred Stock held by the Department of the Treasury will be exchanged for (a) the Transferred SPV Preferred Interests (as described above), (b) newly issued shares of the Series G Preferred Stock and (c) approximately 167.6 million shares of AIG Common Stock. After completing the Recapitalization, the Department of the Treasury will hold approximately 1.655 billion shares of newly issued AIG Common Stock, representing ownership of approximately 92.1 percent of the AIG Common Stock that will be outstanding as of the Closing.

•	Issuance to AIG’s Shareholders of Warrants to Purchase AIG Common Stock: Immediately after the Closing, AIG will issue to the holders of AIG Common Stock prior to the Closing, by means of a dividend, 10-year warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share.

•	Exchange of Equity Units: On October 8, 2010 AIG commenced a registered exchange offer in equity units mandatorily exchangeable for shares of AIG Common Stock that it previously issued in May 2008.
     The Recapitalization Agreement in Principle contemplates the Recapitalization will be completed before the end of the first quarter of 2011.
     These transactions are subject to the execution of definitive agreements. Accordingly, interest expense allocated to discontinued operations does not give effect to the provisions of the Recapitalization.
     On October 8, 2010, AIG commenced an offer to exchange up to 74,480,000 of its Equity Units for consideration per Equity Unit equal to 0.09867 shares of AIG Common Stock plus $3.2702 in cash. The consideration offered per Equity Unit is the same number of shares and the same cumulative amount of cash per Equity Unit that a holder would receive if the holder did not tender into the exchange offer and instead held Equity Units and settled the respective stock purchase contract at its final stock purchase date with the proceeds from subordinated debentures. The 74,480,000 Equity Units AIG seeks to acquire represent approximately 95 percent of the outstanding Equity Units. If more than 95 percent of the holders of the outstanding Equity Units accept the exchange offer, the Equity Units accepted in the exchange offer will be prorated as necessary to remain within this limit. The exchange offer expires on November 10, 2010, unless extended or earlier terminated by AIG. In addition, debentures included in the Equity Units not exchanged in the exchange offer will continue to be subject to remarketing. Depending on the amount of Equity Units that are accepted for exchange in the exchange offer, the trading market for the Equity Units that remain outstanding after the exchange offer is expected to be more limited. AIG may, to the extent permitted by applicable law, after the settlement date of the exchange offer, purchase Equity Units. Following completion of the exchange offer, AIG may also repurchase Debentures in a remarketing, in the open market, in privately negotiated transactions or otherwise. No assurance can be given that AIG will complete the exchange offer or that the terms of the exchange offer will not be changed.

159

American International Group, Inc., and Subsidiaries
Schedule I
Summary of Investments — Other than Investments in Related Parties

			Amount at
			which shown in
At December 31, 2009			the Balance
(in millions)	Cost*	Fair Value	Sheet

Fixed maturities:
U.S. government and government-sponsored entities	$11,833	$11,950	$11,950
Obligations of states, municipalities and political subdivisions	52,695	54,473	54,473
Non U.S. governments	64,469	67,005	67,005
Public utilities	10,319	10,862	10,862
All other corporate and structured securities	256,233	252,415	252,415
Securities lending invested collateral, at fair value	320	277	277

Total fixed maturity securities	395,869	396,982	396,982

Equity securities and mutual funds:
Common stocks:
Public utilities	390	498	498
Banks, trust and insurance companies	1,090	2,155	2,155
Industrial, miscellaneous and all other	4,183	6,004	6,004

Total common stocks	5,663	8,657	8,657
Preferred stocks	740	814	814
Mutual funds	8,721	8,369	8,369

Total equity securities and mutual funds	15,124	17,840	17,840

Mortgage and other loans receivable	27,461	25,957	27,461
Finance receivables, net of allowance	20,327	18,974	20,327
Other invested assets	45,042	43,972	45,235
Securities purchased under agreements to resell, at contract value	2,154	2,154	2,154
Short-term investments, at cost (approximates fair value)	47,075	47,075	47,075
Unrealized gain on swaps, options and forward transactions	—	9,130	9,130

Total investments			$566,204

*	Original cost of equity securities and fixed maturities is reduced by other-than-temporary impairment charges, and, as to fixed maturity securities, reduced by repayments and adjusted for amortization of premiums or accretion of discounts.

160

American International Group, Inc., and Subsidiaries
Schedule II
Condensed Financial Information of Registrant
Balance Sheet — Parent Company Only

December 31,
(in millions)	2009	2008

Assets:
Investments	$10,702	$16,110
Cash	57	103
Loans to subsidiaries*	72,926	64,283
Due from affiliates — net*	382	222
Current and deferred income taxes	7,470	7,179
Debt issuance costs including prepaid commitment asset of $7,099 in 2009 and $15,458 in 2008	7,383	15,743
Investments in consolidated subsidiaries*	71,419	65,724
Other assets	3,134	4,306

Total assets	$173,473	$173,670

Liabilities:
Intercompany tax payable*	$28,729	$26,435
Federal Reserve Bank of New York credit facility	23,435	40,431
Parent company long-term debt	28,299	29,321
AIG MIP matched notes and bonds payable	13,376	14,464
Series AIGFP matched notes and bonds payable	3,760	4,143
Intercompany loans payable*	1,778	158
Other liabilities (includes intercompany derivative liabilities of $1,278 in 2009 and $3,593 in 2008)	4,272	6,008

Total liabilities	103,649	120,960

AIG Shareholders’ equity:
Preferred stock	69,784	40,000
Common stock	354	368
Treasury stock	(874)	(8,450)
Additional paid-in capital	6,358	39,488
Accumulated deficit	(11,491)	(12,368)
Accumulated other comprehensive income (loss)	5,693	(6,328)

Total AIG shareholders’ equity	69,824	52,710

Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	—	—

Total equity	69,824	52,710

Total liabilities and equity	$173,473	$173,670

*	Eliminated in consolidation.
See Accompanying Notes to Financial Statements — Parent Company Only.

161

American International Group, Inc., and Subsidiaries
Condensed Financial Information of Registrant (Continued)
Statement of Income (Loss) — Parent Company Only

Years Ended December 31,
(in millions)	2009	2008	2007

Income
Equity in undistributed net income (loss) of consolidated subsidiaries*	$(3,479)	$(61,542)	$3,121
Interest income	4,126	2,741	714
Change in fair value of ML III	(1,401)	(900)	—
Dividend income from consolidated subsidiaries*	2,002	2,401	4,694
Net realized capital losses	(54)	(5,745)	(1,008)
Other revenues	94	73	17
Expenses
Accrued and compounding interest	(2,022)	(2,116)	—
Amortization of prepaid commitment asset	(8,359)	(9,279)	—

Total interest expense on FRBNY Credit Facility	(10,381)	(11,395)	—
Other interest expense	(2,496)	(2,393)	(1,341)
Restructuring expense and related asset impairment and other expenses	(407)	(189)	—
Other expenses, net	(1,230)	(2,706)	(770)

Income (loss) from continuing operations before income tax expense (benefit)	(13,226)	(79,655)	5,427
Income tax expense (benefit)	(2,277)	19,634	(773)

Net income (loss)	(10,949)	(99,289)	6,200
Less: Income (loss) from continuing operations attributable to noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	—	—	—

Net income (loss) attributable to AIG Parent Company	$(10,949)	$(99,289)	$6,200

*	Eliminated in consolidation.
See Accompanying Notes to Financial Statements — Parent Company Only.

162

American International Group, Inc., and Subsidiaries
Condensed Financial Information of Registrant (Continued)
Statement of Cash Flows — Parent Company Only

Years Ended December 31,
(in millions)	2009	2008	2007

Net cash used in operating activities	(1,393)	284	4,039

Cash flows from investing activities:
Sale of investments	1,466	743	3,052
Maturities of investments	—	5	—
Sales of divested businesses	857	—	—
Funding to establish Maiden Lane III LLC	—	(5,000)	—
Purchase of investments	(172)	(4,016)	(7,649)
Change in short-term investments	801	(254)	(3,657)
Contributions to subsidiaries	(5,683)	(12,153)	(5,568)
Mortgage and other loan receivables – originations and purchases	(228)	(184)	(2,380)
Payments received on mortgages and other loan receivables	515	269	534
Loans to subsidiaries – net	(5,927)	(76,358)	—
Other, net	(254)	2,610	(1,639)

Net cash used in investing activities	(8,625)	(94,338)	(17,307)

Cash flows from financing activities:
Federal Reserve Bank of New York credit facility borrowings	32,526	96,650	—
Federal Reserve Bank of New York credit facility repayments	(26,400)	(59,850)	—
Issuance of other long-term debt	—	16,295	20,582
Repayment of other long-term debt	(2,931)	(3,592)	(1,253)
Drawdown on the Department of the Treasury Commitment	5,344	—	—
Loans from subsidiaries	1,563	4,846	—
Proceeds from issuance of AIG Series D preferred stock and common stock warrant	—	40,000	—
Issuance of common stock	—	7,343	—
Payments advanced to purchase shares	—	(1,000)	(6,000)
Cash dividends paid to shareholders	—	(1,628)	(1,881)
Other, net	(130)	(4,991)	1,828

Net cash provided by financing activities	9,972	94,073	13,276

Change in cash	(46)	19	8
Cash at beginning of year	103	84	76

Cash at end of year	57	103	84

Supplementary disclosure of cash flow information:

	Years Ended December 31,
(in millions)	2009	2008

Intercompany non-cash financing and investing activities:
Settlement of repurchase agreement with loan receivable	$—	$3,160
Capital contributions in the form of bonds	2,698	3,160
Capital contributions to subsidiaries through forgiveness of loans	287	11,350
Other capital contributions in the form of forgiveness of payables and contribution of assets – net	2,834	513
Temporary paydown of FRBNY Credit Facility by subsidiary	26	—
Settlement of payable to subsidiary with return of capital from subsidiary	15,500	—
Exchange of intercompany receivable with loan receivable	528	—

See Accompanying Notes to Financial Statements — Parent Company Only.

163

American International Group, Inc., and Subsidiaries
Notes To Condensed Financial Information Of Registrant
     American International Group, Inc.’s (the Registrant) investments in consolidated subsidiaries are stated at cost plus equity in undistributed income of consolidated subsidiaries. The accompanying condensed financial statements of the Registrant should be read in conjunction with the consolidated financial statements and notes thereto of American International Group, Inc. and subsidiaries included in the Registrant’s 2009 Annual Report on Form 10-K for the year ended December 31, 2009 (2009 Annual Report on Form 10-K) filed with the Securities and Exchange Commission on February 26, 2010 as amended by Amendment No. 1 on Form 10K/A filed on March 31, 2010. Agency operations previously conducted in New York through the North American Division of AIU are included in the 2007 financial statements of American International Group, Inc. (Parent Company).
     The Registrant includes in its statement of income (loss) dividends from its subsidiaries and equity in undistributed income (loss) of consolidated subsidiaries, which represents the net income (loss) of each of its wholly-owned subsidiaries.
     On December 1, 2009, the Registrant and the Federal Reserve Bank of New York (FRBNY) completed two transactions that reduced the outstanding balance and the maximum amount of credit available under the FRBNY Credit Facility by $25 billion. In connection with one of those transactions, the Registrant assigned $16 billion of its obligation under the FRBNY Credit Agreement to a subsidiary. The Registrant subsequently settled its obligation to the subsidiary with a $15.5 billion non-cash dividend from the subsidiary. The difference will be recognized over the remaining term of the FRBNY Credit Agreement as a reduction to interest expense. See further discussion of the transactions in Note 16 to the Consolidated Financial Statements.
     Certain prior period amounts have been reclassified to conform to the current period presentation.
     Long term obligations for the Parent Company include the Credit Agreement, dated as of September 22, 2008 (as amended, the FRBNY Credit Agreement), between AIG and the FRBNY and other loans payable. The details of all obligations and their five-year maturity schedule are incorporated by reference from Note 14 to Consolidated Financial Statements.
     The Registrant files a consolidated federal income tax return with certain subsidiaries and acts as an agent for the consolidated tax group when making payments to the Internal Revenue Service. The Registrant and its subsidiaries have adopted, pursuant to a written agreement, a method of allocating consolidated Federal income taxes. Amounts allocated to the subsidiaries under the written agreement are included in Due to Affiliates in the accompanying Condensed Balance Sheets.
     Income taxes in the accompanying Condensed Balance Sheets are comprised of the Registrant’s current and deferred tax assets, the consolidated group’s current income tax receivable, deferred taxes attributable to the potential sales of foreign and domestic businesses and a valuation allowance to reduce the consolidated deferred tax asset to an amount more likely than not to be realized. See Note 21 herein for additional information.
     The consolidated U.S. deferred tax asset for net operating loss and tax credit carryforwards and valuation allowance are recorded by the Parent Company, which files the consolidated U.S. Federal income tax return, and are not allocated to its subsidiaries. As the consolidated net operating losses and other tax attribute carryforwards are utilized, the intercompany tax balance will be settled with the subsidiaries.
     During the third quarter of 2009, the Registrant made certain revisions to the Registrant’s Statement of Cash Flows, primarily relating to the effect of reclassifying dividend income received from consolidated subsidiaries. Accordingly, the Registrant revised the previous periods presented to conform to the revised presentation. There was no effect on the Consolidated Statement of Cash Flows or ending cash balances.

164

American International Group, Inc., and Subsidiaries
The following table presents the revisions and their effect on the American International Group, Inc. Condensed Statement of Cash Flows for the years ended December 31, 2008 and 2007:

December 31, 2008			As
(in millions)	Originally Reported	Revisions	Revised

Cash flows provided by (used in) operating activities	$(1,896)	$2,180	$284
Cash flows provided by (used in) investing activities	(92,158)	(2,180)	(94,338)
Cash flows provided by (used in) financing activities	94,073	—	94,073

December 31, 2007
Cash flows provided by (used in) operating activities	(774)	4,813	4,039
Cash flows provided by (used in) investing activities	(12,494)	(4,813)	(17,307)
Cash flows provided by (used in) financing activities	$13,276	$—	$13,276

See Accompanying Notes to Financial Statements — Parent Company Only.

165

American International Group, Inc., and Subsidiaries
Schedule III
Supplementary Insurance Information
At December 31, 2009, 2008 and 2007 and for the years then ended

		Liability
		for Unpaid
		Claims and
		Claims					Losses	Amortization
	Deferred	Adjustment		Policy	Premiums		and Loss	of Deferred
	Policy	Expense,	Reserve	and	and Other	Net	Expenses	Policy	Other	Net
Segment	Acquisition	Future Policy	for Unearned	Contract	Considerations	Investment	Incurred,	Acquisition	Operating	Premiums
(in millions)	Costs	Benefits(a)	Premiums	Claims(b)	Revenue	Income	Benefits	Costs	Expenses	Written

2009
General Insurance(c)	$4,875	$85,386	$20,699	$—	$32,261	$3,292	$25,362	$6,627	$2,870	$30,653
Domestic Life Insurance & Retirement Services	11,098	27,350	—	1,217	5,327	9,553	9,097	1,553	1,895	—
Foreign Life Insurance & Retirement Services	24,792	88,678	7	2,074	9,324	5,258	10,465	1,148	1,468	—
Other	49	(27)	657	—	4,327	884	5,047	114	886	4,192

	$40,814	$201,387	$21,363	$3,291	$51,239	$18,987	$49,971	$9,442	$7,119	$34,845

2008
General Insurance	$5,114	$89,258	$25,735	$—	$35,510	$2,567	$25,524	$7,153	$3,604	$34,531
Domestic Life Insurance & Retirement Services	14,447	29,479	—	1,265	7,644	9,134	11,535	522	3,257	—
Foreign Life Insurance & Retirement Services	26,166	112,882	—	1,853	10,272	(829)	4,553	1,460	1,594	—
Other	55	(27)	—	—	9,711	(419)	9,612	304	3,472	9,601

	$45,782	$231,592	$25,735	$3,118	$63,137	$10,453	$51,224	$9,439	$11,927	$44,132

2007
General Insurance	$5,407	$85,500	$27,703	$—	$35,203	$5,319	$21,871	$6,712	$1,612	$36,154
Domestic Life Insurance & Retirement Services	12,270	27,744	—	1,255	7,342	13,582	11,572	1,488	2,059	—
Foreign Life Insurance & Retirement Services	26,175	108,671	—	1,868	9,417	4,117	9,949	(104)	1,579	—
Other	62	(28)	—	—	9,619	915	7,536	1,556	1,048	9,960

	$43,914	$221,887	$27,703	$3,123	$61,581	$23,933	$50,928	$9,652	$6,298	$46,114

(a)	Liability for unpaid claims and claims adjustment expense with respect to the General Insurance operations are net of discounts of $2.66 billion, $2.57 billion and $2.43 billion at December 31, 2009, 2008 and 2007, respectively.

(b)	Reflected in insurance balances payable on the accompanying Consolidated Balance Sheet.

(c)	Excludes amounts related to divested operations from the date of divestment.

166

American International Group, Inc., and Subsidiaries
Schedule IV
Reinsurance
At December 31, 2009, 2008 and 2007 and for the years then ended

						Percent of
		Ceded to	Assumed			Amount
	Gross	Other	from Other	Net		Assumed
(in millions)	Amount	Companies	Companies	Amount		to Net

2009
Life insurance in-force(1)	$2,340,019	$339,183	$1,023	$2,001,859		0.1%

Premiums:
General Insurance	$38,461	$9,869	$2,061	$30,653		6.7%
Domestic life Insurance & Retirement Services	5,815	1,056	1	4,760		—
Foreign life Insurance & Retirement Services	9,449	342	123	9,230	(2)	1.3
Noncore insurance	2,195	631	2,628	4,192		62.7
Eliminations	—	(910)	(910)	—		—

Total premiums	$55,920	$10,988	$3,903	$48,835		8.0%

2008
Life insurance in-force	$2,377,314	$384,538	$1,000	$1,993,776		0.1%

Premiums:
General Insurance	$43,953	$12,335	$2,913	$34,531		8.4%
Domestic life Insurance & Retirement Services	7,921	1,078	30	6,873		0.4
Foreign life Insurance & Retirement Services	10,446	274	5	10,177	(2)	—
Noncore insurance	3,997	697	6,301	9,601		65.6
Eliminations	—	(1,925)	(1,925)	—		—

Total premiums	$66,317	$12,459	$7,324	$61,182		12.0%

2007
Life insurance in-force	$2,311,022	$402,654	$1,023	$1,909,391		0.1%

Premiums:
General Insurance	$46,693	$13,080	$2,541	$36,154		7.0%
Domestic life Insurance & Retirement Services	7,515	1,044	19	6,490		0.3
Foreign life Insurance & Retirement Services	9,640	314	3	9,329	(2)	—
Noncore insurance	4,025	722	6,657	9,960		66.8
Eliminations	—	(2,416)	(2,416)	—		—

Total premiums	$67,873	$12,744	$6,804	$61,933		11.0%

(1)	Excludes life insurance in force of $157.8 billion related to Nan Shan, which was presented as a discontinued operation and held for sale at December 31, 2009.

(2)	Includes accident and health premiums of $1.73 billion, $1.85 billion, and $1.59 billion in 2009, 2008 and 2007, respectively.

167

American International Group, Inc., and Subsidiaries
Schedule V
Valuation and Qualifying Accounts
For the years ended December 31, 2009, 2008 and 2007

		Additions
		Charged			Reclassified
		to			to Assets of
	Balance,	Costs		Activity of	Businesses		Balance,
	Beginning	and		Discontinued	Held for	Other	End of
(in millions)	of Year	Expenses	Charge Offs	Operations	Sale	Changes(a)	Year

2009
Allowance for mortgage and other loans receivable	$208	$638	$(196)	$99	$(30)	$119	$838
Allowance for finance receivables	1,472	372	(368)	394	(174)	(90)	1,606
Allowance for premiums and insurances balances receivable	578	109	(74)	3	—	(79)	537
Allowance for reinsurance assets	425	(35)	102	—	—	(52)	440
Valuation allowance for deferred tax assets	20,896	2,948	—	(32)	—	(107)	23,705
Overhaul reserve(b)	419	347	—	—	—	(376)	390

2008
Allowance for mortgage and other loans receivable	$77	$70	$—	$(3)	$—	$64	$208
Allowance for finance receivables	878	353	(343)	532	—	52	1,472
Allowance for premiums and insurances balances receivable	662	204	(283)	(3)	—	(2)	578
Allowance for reinsurance assets	520	3	(7)	1	—	(92)	425
Valuation allowance for deferred tax assets	223	20,003	—	670	—	—	20,896
Overhaul reserve(b)	372	265	—	—	—	(218)	419

2007
Allowance for mortgage and other loans receivable	$64	$19	$(3)	$(5)	$—	$2	$77
Allowance for finance receivables	737	245	(293)	113	—	76	878
Allowance for premiums and insurances balances receivable	756	114	(216)	—	—	8	662
Allowance for reinsurance assets	536	131	(62)	3	—	(88)	520
Valuation allowance for deferred tax assets	11	212	—	—	—	—	223
Overhaul reserve(b)	245	290	—	—	—	(163)	372

(a)	Includes recoveries of amounts previously charged off and reclassifications to/from other accounts.

(b)	Amounts for Overhaul reserve represent reimbursements to lessees for overhauls performed and amounts transferred to buyers for aircraft sold and is included in Other liabilities in the Consolidated Balance Sheet.

168

American International Group, Inc., and Subsidiaries
Exhibit 99.4
Computation of Ratios of Earnings to Fixed Charges

Years Ended December 31,
(in millions, except ratios)	2009	2008	2007	2006	2005

Earnings:
Pre-tax income (loss)(a):	$(13,453)	$(102,722)	$4,697	$16,300	$10,653
Add – Fixed charges	16,592	20,456	11,470	9,062	7,663

Adjusted Pre-tax income (loss)	$3,139	(82,266)	16,167	25,362	18,316

Fixed charges:
Interest expense	$15,136	$17,665	$4,553	$3,715	$2,704
Portion of rent expense representing interest	244	299	257	219	199
Interest credited to policy and contract holders	1,212	2,492	6,660	5,128	4,760

Total fixed charges	$16,592	$20,456	$11,470	$9,062	$7,663

Preferred stock dividend requirements	$1,295	$400	$—	$—	$—
Total fixed charges and preferred stock dividend requirements	$17,887	$20,856	$11,470	$9,062	$7,663
Total fixed charges, excluding interest credited to policy and contract holders	$15,380	$17,964	$4,810	$3,934	$2,903

Ratio of earnings to fixed charges:
Ratio	n/a	n/a	1.41	2.80	2.39
Coverage deficiency	(13,453)	(102,722)	n/a	n/a	n/a

Ratio of earnings to fixed charges and preferred stock dividends:
Ratio	n/a	n/a	1.41	2.80	2.39
Coverage deficiency	(14,748)	(103,122)	n/a	n/a	n/a

Ratio of earnings to fixed charges, excluding interest credited to policy and contract holders(b) :
Ratio	n/a	n/a	3.36	6.45	6.31
Coverage deficiency	(12,241)	(100,230)	n/a	n/a	n/a

(a)	From continuing operations, excluding undistributed earnings (loss) from equity method investments and capitalized interest.

(b)	The Ratio of earnings to fixed charges excluding interest credited to policy and contract holders removes interest credited to guaranteed investment contract (GIC) policyholders and guaranteed investment agreement (GIA) contract holders. Such interest expenses are also removed from earnings used in this calculation. GICs and GIAs are entered into by AIG’s insurance subsidiaries, principally SunAmerica Life Insurance Company and Direct Investment Business, respectively. The proceeds from GICs and GIAs are invested in a diversified portfolio of securities, primarily investment grade bonds. The assets acquired yield rates greater than the rates on the related policyholders obligation or contract, with the intent of earning a profit from the spread.

American International Group, Inc., and Subsidiaries
Exhibit 99.5
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-45346, No. 2-75875, No. 2-78291, No. 2-91945, No. 33-18073, No. 33-57250, No. 333-48639, No. 333-58095, No. 333-70069, No. 333-83813, No. 333-31346, No. 333-39976, No. 333-45828, No. 333-50198, No. 333-52938, No. 333-68640, No. 333-101640, No. 333-101967, No. 333-108466, No. 333-111737, No. 333-115911 and No. 333-148148 and No. 333-168679) and Form S-3 (No. 333-160645, No. 333-74187, No. 333-106040, No. 333-132561, No. 333-150865 and No. 333-143992) and Form S-4 (No. 333-169849) of American International Group, Inc. of our report dated February 26, 2010 relating to the financial statements, except with respect to our opinion on the consolidated financial statements insofar as it relates to the change in presentation of discontinued operations and segments discussed in Note 1, as to which the date is November 5, 2010, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in this Current Report on Form 8-K.
/s/ PricewaterhouseCoopers LLP
New York, New York
November 5, 2010

Annex 4

Current Report on Form 8-K filed on November 16, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2010
Commission file number 1-8787

American International Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	13-2592361
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)
180 Maiden Lane, New York, New York 10038
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 770-7000

Former name, former address and former fiscal year, if changed since last report:
70 Pine Street, New York, NY 10270

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information
     In connection with its plans to re-access the capital markets, American International Group, Inc. (AIG) has prepared unaudited pro forma condensed consolidated financial statements that give effect to the initial public offering of AIA Group Limited (AIA), the sale of American Life Insurance Company (ALICO), the pending offer by AIG to exchange its Equity Units for AIG common stock, par value $2.50 per share (AIG Common Stock), and cash, and certain transactions (the Recapitalization) contemplated by the Agreement in Principle, dated September 30, 2010, with the Federal Reserve Bank of New York (FRBNY), the United States Department of the Treasury and the AIG Credit Facility Trust. Each of these transactions is described in Note 1 to the Consolidated Financial Statements included in AIG’s Form 10-Q for the quarterly period ended September 30, 2010.
     These unaudited pro forma condensed consolidated financial statements are attached as Exhibit 99.1.
(d) Exhibits.

Exhibit
Number
99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2010 as if the initial public offering of AIA, the sale of ALICO, the Equity Unit exchange offer and the Recapitalization had been completed at September 30, 2010; and unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) for the nine months ended September 30, 2010 and for the year ended December 31, 2009 as if the initial public offering of AIA, the sale of ALICO, the Equity Unit exchange offer and the Recapitalization had been completed on January 1, 2009.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
/s/ KATHLEEN E. SHANNON
Kathleen E. Shannon
Senior Vice President and Deputy General Counsel

Dated: November 15, 2010

3

Exhibit 99.1
American International Group, Inc., and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
September 30, 2010

		Pro Forma
		Adjustments(a)					Pro Forma
(in millions)	Historical	AIA		ALICO		Subtotal	Recapitalization		Pro Forma
Assets:
Investments:
Fixed maturity securities:
Bonds available for sale, at fair value	$296,198	$(57,734)		$—		$238,464	$—		$238,464
Bond trading securities, at fair value	28,849	(2,498)		—		26,351	—		26,351
Equity securities:
Common and preferred stock available for sale, at fair value	11,266	(6,366)		—		4,900	—		4,900
Common and preferred stock trading, at fair value	5,486	(5,267)		8,874	(b)	9,093	—		9,093
Other investments	135,453	(9,431)		(181	)(c)	137,425	—		137,425
		11,770	(b)
		(186	)(c)

Total investments	477,252	(69,712)		8,693		416,233	—		416,233

Premiums and other receivables, net of allowance	17,035	(644)		—		16,391	—		16,391
Reinsurance assets, net of allowance	24,515	(95)		—		24,420	—		24,420
Deferred policy acquisition costs	25,300	(10,617)		—		14,683	—		14,683
Current and deferred income taxes	53	(1,474)		67		(1,354)	—		(1,354)
Other assets	34,759	(2,738)		—		32,021	(4,718	)(d)	26,949
							(354	)(k)
Separate account assets, at fair value	58,209	(7,300)		—		50,909	—		50,909
Assets held for sale	234,842	—		(113,135)		121,707	—		121,707

Total assets	$871,965	$(92,580)		$(104,375)		$675,010	$(5,072)		$669,938

Liabilities:
Liability for unpaid claims and claims adjustment expense	$86,297	$—		$—		$86,297	$—		$86,297
Future policy benefits for life and accident and health insurance contracts	78,655	(47,825)		—		30,830	—		30,830
Policyholder contract deposits	135,545	(13,716)		—		121,829	—		121,829
Other liabilities	79,307	(10,055)		190	(e)	69,442	(390	)(d)	68,942
							(110	)(k)
Federal Reserve Bank of New York credit facility	20,470	(20,017	)(d)	(453	)(d)	—	—		—
Other long-term debt	93,419	(517)		—		92,902	(5,586	)(k)	87,316
Separate account liabilities	58,209	(7,300)		—		50,909	—		50,909
Liabilities held for sale	209,323	—		(97,834)		111,489	—		111,489

Total liabilities	761,225	(99,430)		(98,097)		563,698	(6,086)		557,612

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	2,027	(1,182)		(95)		750	—		750
Redeemable noncontrolling nonvoting, callable, junior preferred interests held by Department of Treasury	—	—		—		—	19,415	(h)	19,415
AIG shareholders’ equity:
Preferred stock
Series E preferred stock	41,605	—		—		41,605	(41,605	)(i)	—
Series F preferred stock	7,378	—		—		7,378	(7,378	)(h)(i)	—
Series C preferred stock	23,000	—		—		23,000	(23,000	)(i)	—
Series G preferred stock; 20,000 shares issued; liquidation value $0(j)	—	—		—		—	—		—
Common stock	354	—		—		354	4,156	(k)(i)	4,510
Treasury stock, at cost	(873)	—		—		(873)	—		(873)
Additional paid-in capital	5,864	—		—		5,864	73,279	(k)(i)	79,143
Accumulated deficit	(14,486)	12,538	(f)	3,021	(f)	1,207	(4,328	)(d)	(3,444)
		134					(110	)(k)
							(213	)(l)
Accumulated other comprehensive income	18,000	(4,385)		(2,079)		11,536	—		11,536

Total AIG shareholders’ equity	80,842	8,287		942		90,071	801		90,872

Noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	25,955			(6,753	)(g)	19,202	(19,415	)(h)	—
							213	(l)
Other	1,916	(69)		(191)		1,289	—		1,289
		(186	)(c)	(181	)(c)

Total noncontrolling interests	27,871	(255)		(7,125)		20,491	(19,202)		1,289

Total equity	108,713	8,032		(6,183)		110,562	(18,401)		92,161

Total liabilities and equity	$871,965	$(92,580)		$(104,375)		$675,010	$(5,072)		$669,938

See Note 3 to the Pro Forma Condensed Consolidated Financial Statements.

American International Group, Inc., and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
Nine Months Ended September 30, 2010

		Pro Forma
		Adjustments(a)					Pro Forma
(dollars in millions, except per share data)	Historical	AIA		ALICO		Subtotal	Recapitalization		Pro Forma
Revenues:
Premiums and other considerations	$35,931	$(7,353)		$—		$28,578	$—		$28,578
Net investment income	15,469	(2,879)		(19	)(b)	12,606	—		12,606
		35	(b)
Net realized capital gains (losses):
Net other-than-temporary impairments on available for sale securities recognized in income from continuing operations	(1,992)	66		—		(1,926)	—		(1,926)
Other realized capital gains	510	(425)		—		85	—		85

Total net realized capital losses	(1,482)	(359)		—		(1,841)	—		(1,841)
Other income	5,696	(3)		—		5,693	—		5,693

Total revenues	55,614	(10,559)		(19)		45,036	—		45,036

Benefits, claims and expenses:
Policyholder benefits and claims incurred	30,747	(6,592)		—		24,155	—		24,155
Policy acquisition and other insurance expenses	11,168	(1,925)		—		9,243	—		9,243
Interest expense	5,334	(2,907	)(c)	—		2,427	(248)		2,179
Other expenses	4,567	(64)		(7)		4,496	—		4,496

Total benefits, claims and expenses	51,816	(11,488)		(7)		40,321	(248)		40,073

Income from continuing operations before income tax expense (benefit)	3,798	929		(12)		4,715	248		4,963
Income tax expense (benefit)	1,044	(1,441)		177		(220)	—		(220)

Income from continuing operations	2,754	2,370		(189)		4,935	248		5,183

Less:
Net income from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	1,415	—		—		1,415	(1,415	)(d)	—
Redeemable noncontrolling nonvoting, callable, junior preferred interests held by the Department of Treasury	—	—		—		—	760	(e)	760
Other	243	(124)		(19	)(b)	135	—		135
		35	(b)

Net income from continuing operations attributable to AIG	$1,096	$2,459		$(170)		$3,385	$903		$4,288

Income from continuing operations per common share attributable to AIG:(f)
Basic	$1.63								$2.38
Diluted	$1.63								$2.38
Weighted average shares outstanding:
Basic	135,788,053						1,662,349,000		1,798,137,053
Diluted	135,855,328						1,662,349,000		1,798,204,328
See Note 4 to the Pro Forma Condensed Consolidated Financial Statements.

2

American International Group, Inc., and Subsidiaries
Pro Forma Condensed Consolidated Statement of Loss (Unaudited)
Year Ended December 31, 2009

		Pro Forma
		Adjustments(a)				Pro Forma
(dollars in millions, except per share data)	Historical	AIA		ALICO	Subtotal	Recapitalization		Pro Forma
Revenues:
Premiums and other considerations	$51,239	$(9,264)		$—	$41,975	$—		$41,975
Net investment income	18,987	(5,218)		10 (b)	13,594	—		13,594
		(185	)(b)

Net other-than-temporary impairments on available for sale securities recognized in loss from continuing operations	(5,780)	(372)		—	(6,152)	—		(6,152)
Other realized capital gains (losses)	570	(66)		—	504	—		504

Total net realized capital losses	(5,210)	(438)		—	(5,648)	—		(5,648)
Other income	10,632	(4)		—	10,628	—		10,628

Total revenues	75,648	(15,109)		10	60,549	—		60,549

Benefits, claims and expenses:
Policyholder benefits and claims incurred	50,015	(10,419)		—	39,596	—		39,596
Policy acquisition and other insurance expenses	15,864	(2,528)		—	13,336	—		13,336
Interest expense	13,701	(1,369	)(c)	—	12,332	(325	)(g)	12,007
Other expenses	9,838	(21)		(11)	9,806	—		9,806

Total benefits, claims and expenses	89,418	(14,337)		(11)	75,070	(325	)(g)	74,745

Income (loss) from continuing operations before income tax expense (benefit)	(13,770)	(772)		21	(14,521)	325		(14,196)
Income tax expense (benefit)	(1,489)	(1,065)		(849)	(3,403)	—		(3,403)

Income (loss) from continuing operations	(12,281)	293		870	(11,118)	325	(g)	(10,793)

Less:
Net income (loss) from continuing operations attributable to noncontrolling interests:
Noncontrolling nonvoting, callable, junior and senior preferred interests held by Federal Reserve Bank of New York	140	—		—	140	(140	)(d)	—
Redeemable noncontrolling nonvoting, callable, junior preferred interests held by the Department of Treasury	—	—		—	—	207	(e)	207
Other	(1,576)	11		10 (b)	(1,740)	—		(1,740)
		(185	)(b)

Net income (loss) from continuing operations attributable to AIG	$(10,845)	$467		$860	$(9,518)	$258		$(9,260)

Loss from continuing operations per common share attributable to AIG:(f)
Basic	$(89.72)							$(5.15)
Diluted	$(89.72)							$(5.15)
Weighted average shares outstanding:
Basic	135,324,896					1,662,349,000		1,797,673,896
Diluted	135,324,896					1,662,349,000		1,797,673,896
See Note 4 to the Pro Forma Condensed Consolidated Financial Statements.

3

American International Group, Inc., and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements
Note 1—Basis of Presentation
     The unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) for the year ended December 31, 2009 and the nine-month period ended September 30, 2010 give effect to the initial public offering of 67 percent of the common stock of AIA Group Limited (AIA), the sale of American Life Insurance Company (ALICO) (collectively, the Dispositions), the pending offer by AIG to exchange its Equity Units for AIG common stock, par value $2.50 per share (AIG Common Stock), and cash (the Equity Unit Exchange) and the completion of certain transactions (the Recapitalization) contemplated by the Agreement in Principle, dated September 30, 2010, with the Federal Reserve Bank of New York (FRBNY), the United States Department of the Treasury (Department of the Treasury) and the AIG Credit Facility Trust as if they had occurred on January 1, 2009. These transactions are further discussed in the Notes below. The unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2010 gives effect to the Dispositions, the Equity Unit Exchange and certain transactions of the Recapitalization as if they had occurred on September 30, 2010. The unaudited pro forma condensed consolidated financial statements have been prepared assuming that the Dispositions were stock sales for tax purposes.
     Each of these transactions is further described in Note 1 to the Consolidated Financial Statements included in AIG’s Form 10-Q for the quarterly period ended September 30, 2010.
     The unaudited pro forma condensed consolidated financial statements have been prepared from available information and management estimates and do not purport to be indicative of the financial condition or results of operations of AIG as of such date or for such periods, nor are they necessarily indicative of future results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that AIG believes to be reasonable.
Note 2—Use of Net Cash Proceeds
     Under the limited liability company agreements of AIA Aurora LLC, a special purpose vehicle formed by AIG to hold AIA (AIA Aurora), and ALICO Holdings LLC, a special purpose vehicle formed by AIG to hold ALICO (ALICO Holdings), net cash proceeds from the initial public offering (IPO) of AIA and from the sale of ALICO would be required to be distributed to the members of AIA Aurora and ALICO Holdings, respectively, with distributions made first to the FRBNY in its capacity as holder of the preferred interests in AIA Aurora and ALICO Holdings.
     These pro forma condensed consolidated financial statements give effect to the terms of the Recapitalization, which provide that net cash proceeds from the IPO of AIA and from the sale of ALICO, which have been placed into escrow, will be loaned to AIG and used to repay amounts owing under the credit facility (FRBNY Credit Facility), as amended, originally dated as of September 22, 2008, between AIG and the FRBNY. Any amount of the net cash proceeds remaining after repayment of the FRBNY Credit Facility would then be distributed to the FRBNY to reduce the liquidation preference of the FRBNY’s preferred interests in AIA Aurora and ALICO Holdings as described above. AIG holds the common interests in AIA Aurora and ALICO Holdings and will generally receive distributions only after the preferred interests have received all required distributions.
     The transactions contemplated by the Recapitalization are subject to the negotiation and execution of definitive documentation. The final terms of these transactions may differ materially from those reflected in the unaudited pro forma condensed consolidated financial statements.

4

American International Group, Inc., and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements (Continued)
Note 2—Use of Net Cash Proceeds (Continued)
     If the Recapitalization is not completed, it is expected that the escrow arrangement would terminate and that net cash proceeds would be distributed as originally contemplated by the limited liability company agreements of AIA Aurora and ALICO Holdings. In that case, it is expected that, of the net cash proceeds from the IPO of AIA, approximately $16 billion plus accrued, but unpaid, preferred returns would be distributed to the FRBNY as holder of the preferred interests in AIA Aurora, with the balance distributed to AIG as holder of the common interests and used to repay amounts owing under the FRBNY Credit Facility; and that net cash proceeds from the sale of ALICO would be distributed to the FRBNY as holder of the preferred interests in ALICO Holdings.
Note 3—Unaudited Pro Forma AIA, ALICO, the Equity Unit Exchange and Recapitalization Adjustments to Condensed Consolidated Balance Sheet
(a)	The IPO of AIA reduced AIG’s ownership percentage to approximately 33 percent. Unless otherwise noted, adjustments reflect AIG’s deconsolidation of AIA and elimination of ALICO held for sale balance sheet amounts at September 30, 2010.

(b)	Represents AIG’s retained interest in AIA after the IPO and the portion of proceeds from the sale of ALICO representing securities of MetLife.

(c)	Entries to reflect the effects of changes in AIG’s ownership interests held by AIA and ALICO in variable interest entities (VIEs) that result in the deconsolidation of certain VIEs or recognition of AIA or ALICO’s interests in VIEs that AIG continues to consolidate as noncontrolling interests.

(d)	Represents net proceeds from the AIA IPO and ALICO sale used as repayment of the FRBNY Credit Facility as well as associated write-off of prepaid commitment fee asset and deferred gain. Assumes all of the AIA net proceeds are first applied to the FRBNY Credit Facility prior to applying any ALICO net proceeds.

(e)	Represents amount of liabilities to be retained as a result of indemnification obligations.

(f)	Represents gains on the AIA IPO and the sale of ALICO.

(g)	Represents the application of excess cash proceeds from the AIA IPO, after repayment of the FRBNY Credit Facility, and net cash proceeds from the sale of ALICO to reduce the liquidation preference on the preferred interests held by the FRBNY.

(h)	Represents the transfer of the FRBNY’s preferred interests in AIA Aurora and ALICO Holdings to the Department of the Treasury through a drawdown of an amount available under the commitment (the Department of the Treasury Commitment) relating to AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (Series F Preferred Stock), a repurchase of preferred interests from the FRBNY, and the transfer of such preferred interests to the Department of the Treasury in exchange for retiring the amount drawn by AIG to purchase the preferred interests. Assumes the fair value of the preferred interests transferred to the Department of the Treasury is equal to their carrying value. The fair value of these preferred interests upon consummation of the Recapitalization may differ from this pro forma amount, which will affect the recorded value of the preferred interests when they are transferred to the Department of the Treasury.

(i)	Represents the exchange of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value

5

American International Group, Inc., and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements (Continued)
Note 3—Unaudited Pro Forma AIA, ALICO, the Equity Unit Exchange and Recapitalization Adjustments to Condensed Consolidated Balance Sheet (Continued)
$5.00 per share (Series E Preferred Stock), and Series F Preferred Stock, for AIG Common Stock. Assumes no difference between the carrying value of the Series E and F Preferred Stock and the fair value of AIG Common Stock.

(j)	Assumes AIG issues the Series G Cumulative Mandatory Convertible Preferred Stock in connection with the Recapitalization with a liquidation value of zero. These pro forma financial statements do not contemplate a drawdown under this $2 billion expected commitment.

(k)	Reflects the Equity Unit Exchange of 95 percent of AIG’s Equity Units for AIG Common Stock and cash on the terms set forth in AIG’s Exchange Offer Prospectus, dated October 8, 2010.

(l)	Expected participation right after payment of preferred interests.
Note 4—Unaudited Pro forma AIA, ALICO, the Equity Unit Exchange and Recapitalization Adjustments to Condensed Consolidated Statements of Income (Loss)
(a)	Upon completion of the IPO of AIA, AIG’s ownership percentage was reduced to approximately 33 percent. Unless otherwise noted, adjustments relate to the deconsolidation of AIA from AIG’s results. Results from ALICO are not included in continuing operations herein as ALICO was presented as a discontinued operation in the historical Consolidated Statement of Income (Loss). The gains on sale of AIA and ALICO as well as the loss on extinguishment of debt related to the write-off of the prepaid commitment fee asset and deferred gain, and the transaction costs and loss on extinguishment associated with the exchange of 95 percent of AIG’s Equity Units for AIG Common Stock and cash in the Equity Unit Exchange are not included in the Pro Forma Condensed Consolidated Statements of Income (Loss) for the year ended December 31, 2009 because these items were deemed to be material non-recurring charges or credits.

(b)	Entries to reflect the effects of changes in AIG’s ownership interests held by AIA and ALICO in VIEs that result in the deconsolidation or recognition of noncontrolling interests.

(c)	Reflects reductions to both interest expense and amortization of the prepaid commitment fee asset within interest expense associated with the FRBNY Credit Facility.

(d)	Represents the reversal of accrued dividends, accretion and allocation of residual participation interests relating to the preferred interests in AIA Aurora and ALICO Holdings held by the FRBNY.

(e)	Represents the accrued dividends, accretion and residual value of participation interests relating to the preferred interests in AIA Aurora and ALICO Holdings held by the Department of the Treasury.

(f)	Computed in accordance with AIG’s earnings per share calculation methodology, as set forth in Note 16 to the Consolidated Financial Statements included within AIG’s Form 8-K dated November 5, 2010 after giving effect to pro forma adjustments above.

This EPS computation assumes no difference between the carrying value of the Series E and F Preferred Stock and the fair value of AIG Common Stock issued. The computation also does not reflect issuance of warrants to purchase up to 75 million shares of AIG Common Stock at an exercise price of $45 per share as the warrants are assumed to be anti-dilutive.

(g)	Represents reduction to interest expense as a result of the Equity Unit Exchange.

6